UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor, Esq.	Brian D. McCabe, Esq.
------------------------	-----------------------------------
c/o Brighthouse Investment Advisers, LLC	Ropes & Gray LLP
One Financial Center	Prudential Tower
Boston, MA 02111	800 Boylston Street
Boston MA, 02199

Registrant’s telephone number, including area code: (980) 949-5130

Date of fiscal year end:   December 31

Date of reporting period:   January 1, 2020 through June 30, 2020

Item 1:   Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned -0.78%, -0.96%, and -0.87%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -11.00%.

MARKET ENVIRONMENT / CONDITIONS

The exceptional circumstances created by the COVID-19 crisis weighed heavily on markets over the period despite significant stimulation efforts by central banks and governments around the world. The first half of the period was particularly difficult, with some bond and property markets experiencing liquidity issues and significant falls in equity markets.

While the degree of government support provided to businesses and individuals, particularly within the developed markets, eventually helped to reassure markets, there was undoubtedly also a realization that the economic strains imposed by the virus can be addressed where the virus itself is well managed. Indeed, while all markets had negative returns over the period, the developed Asia region where governments took swift and decisive action to suppress the virus, had the best return profile with a near neutral outcome. By contrast, the U.K., which is one of the poorer performing countries in terms of its virus response, was also the weakest of the regional markets over the period.

Country markets were more mixed, but emerging countries dominated the most negative returns, particularly those countries most exposed to the energy cycle such as Russia and Brazil. On the other hand, New Zealand, again a country swift to suppress the virus, had a positive return over the period. In sector terms, Energy, Financials and Real Estate bore the brunt of market falls while Health Care, Information Technology and Communication Services returns were marginally positive over the period.

The impact of the virus is hard to judge on a longer-term basis. Whilst prevailing conditions are uncertain and difficult, some companies have a greater ability to endure and adapt to these adverse circumstances than others. Portfolio managers’ first step in assuring the resilience of the Portfolio was therefore to conduct a review of the balance sheet strength of each of the Portfolio companies and the degree to which cashflow would be impacted. Second, portfolio managers tried to assess any positive effects COVID-19 may have like accelerating growth of companies with disruptive online business models. Third, just as the Portfolio’s emphasis on quality and sustainable growth business models was helpful both through and after the financial crisis when the Portfolio was not invested in the most highly leveraged banks or highly geared companies, it has proven its worth again as the Portfolio had no holdings in the Energy sector where oil related investments in particular have had an extremely challenging start to the year. Despite holding some airline stocks, which have been exposed to the fall in travel volumes such as Ryanair (U.K.) and Copa Holdings (Panama), overall the Portfolio has had little cause for concern thanks to the balance sheet strength of affected holdings and has made relatively few adjustments accordingly, during the reporting period.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark over the period though absolute returns were negative. As ever, the Portfolio’s focus is on the operational performance of companies, which we believe drives long-term returns. Some of the more significant stock contributors to the Portfolio are discussed below.

Among the top contributors to performance, we are pleased to see a continuation of emerging trends within e-commerce and online entertainment consumption. MercadoLibre (Argentina), the Latin American ecommerce company which has the bulk of its business in Brazil, continued to benefit from the shift to online retail while its payments business, M-Pago, was increasing the ability of small merchants to easily take non-cash payments online.

An obvious beneficiary of the crisis, Ping An Healthcare (China), also known as “Good Doctor,” continued to benefit from changing behaviors following the COVID-19 outbreak in China. The company has had a rapid acceleration in the maturity of its business which is the ability to offer online medical consultations and has seen an upsurge in new subscriptions. The Artificial Intelligence, which Good Doctor uses to help target diagnosis, reduces the time doctors need to spend with patients while expanding access to healthcare in a country that has relatively low provision. The company’s share price has risen very strongly and, in recognition of this, the Portfolio made a small reduction to the holding.

Another internet-based company which contributed positively to relative performance in the period was Scout24 (Germany). The online real estate platform has enabled estate agents to keep trading as normal during the pandemic, allowing them to continue to take expressions of interest and to provide excellent virtual tours.

Negative contributors to performance in the period included Copa Holdings (Panama), parent company of Panamanian carrier Copa Airlines. The company has been badly affected by the fall in travel volumes due to the virus. Similarly, our holding in Amadeus (Spain) which operates travel booking infrastructure on behalf of operators was similarly affected and underperformed the benchmark.

We made some changes to the Portfolio over the period, based on our view of the Portfolio companies’ fundamentals and expectations as to how these will evolve.

The Portfolio purchased Adyen (Netherlands), a founder-run Dutch payment provider, proving incredibly successful among large businesses that want to accept multiple non-cash payment methods and to serve customers across multiple channels and/or geographies.

BHFTII-1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

Adyen’s comprehensive payment management software has led the way in meeting these merchants’ needs, allowing it both to win new customers and grow with existing ones.

The Portfolio also purchased Temenos (Switzerland), a global leader in core banking software, serving more than 3,000 banking clients in 150 countries. The rate of adoption of externally developed software across banks has increased in response to changing customer demands, competition from fintechs, ever increasing regulatory burdens, and lower barriers to adoption. Over the last decade Temenos has expanded its presence in the U.S. market and its product range beyond plain vanilla core banking software to adjacent areas. These achievements have been accomplished on the back of a commitment to consistently outspend its peers in R&D, where it spends some 20% of revenues. In our view, the share price of Temenos was attractive and so it was added as a new holding in the Portfolio.

We sold Howden’s (U.K.), the kitchen joinery group, as we believed it reached a mature point in its growth opportunity. There is a risk its growing network of depots will begin to cannibalise themselves whilst the growth opportunity overseas, though potentially interesting, is some way off.

We sold the holding in MTU Aero Engines (Germany). Given its dependence on the airline industry, the company has inevitably been badly affected by the virtual shut down in global air travel as a result of the COVID-19 pandemic.

These individual transactions altered the positioning of the Portfolio slightly though it remained underweight in Japan, emerging markets, developed Asia and Canada and also now the U.K. and overweight Europe at period end. At sector level, the Portfolio was most overweight in Industrials and Consumer Discretionary stocks, the Portfolio was most underweight in Energy and Consumer Staples. At an industry level, the Portfolio was overweight in the internet and direct marketing industry, capital markets and machinery. In industry terms, the Portfolio was underweight in banks, oil and gas & consumable fuels and pharmaceuticals at the end of the reporting period.

The investment strategy remains unchanged. The Portfolio invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the market. We think that the market, in general, is too short term and inward looking. In our view, the ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach and reputation as a long-term investor allow us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

Angus Franklin

Jenny Davis

Tom Walsh

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-2

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-0.78	9.37	7.55	7.18
Class B	-0.96	9.09	7.26	6.89
Class E	-0.87	9.22	7.39	7.01
MSCI All Country World ex-U.S. Index	-11.00	-4.80	2.26	4.97

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
MercadoLibre, Inc.	4.7
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4
Scout24 AG	2.9
Alibaba Group Holding, Ltd.	2.8
Deutsche Boerse AG	2.7
SAP SE	2.4
AIA Group, Ltd.	2.2
Spotify Technology S.A.	2.1
Tencent Holdings, Ltd.	2.1
Nestle S.A.	2.1

Top Countries

% of Net Assets
Japan	12.3
China	10.2
Germany	8.1
United Kingdom	7.9
Netherlands	5.8
Switzerland	4.9
Argentina	4.7
Ireland	4.3
Hong Kong	4.0
Spain	3.9

BHFTII-3

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.72%	$1,000.00	$992.20	$3.57
	Hypothetical*	0.72%	$1,000.00	$1,021.28	$3.62

Class B (a)	Actual	0.97%	$1,000.00	$990.40	$4.80
	Hypothetical*	0.97%	$1,000.00	$1,020.04	$4.87

Class E (a)	Actual	0.87%	$1,000.00	$991.30	$4.31
	Hypothetical*	0.87%	$1,000.00	$1,020.54	$4.37

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Argentina—4.7%
MercadoLibre, Inc. (a) (b)	87,543	$86,297,263

Australia—2.4%
Cochlear, Ltd.	131,509	17,159,291
CSL, Ltd.	133,270	26,421,183

		43,580,474

Belgium—0.9%
Umicore S.A.	349,449	16,430,826

Brazil—0.4%
Itau Unibanco Holding S.A. (ADR) (b)	1,609,344	7,547,823

Canada—1.7%
Constellation Software, Inc.	17,234	19,459,212
Ritchie Bros. Auctioneers, Inc.	301,692	12,324,118

		31,783,330

China—10.2%
Alibaba Group Holding, Ltd. (a)	1,914,772	51,742,415
Meituan Dianping - Class B (a)	943,400	20,956,031
Ping An Healthcare and Technology Co., Ltd. (a) (b)	1,752,600	26,626,929
Ping An Insurance Group Co. of China, Ltd. - Class H	2,030,000	20,273,723
Prosus NV (a)	114,341	10,612,019
Tencent Holdings, Ltd.	598,800	38,463,204
Tencent Music Entertainment Group (ADR) (a) (b)	1,464,468	19,711,739

		188,386,060

Denmark—3.7%
Chr Hansen Holding A/S	168,571	17,376,431
DSV Panalpina A/S	203,724	24,853,461
Novozymes A/S - B Shares	447,825	25,879,442

		68,109,334

Finland—1.7%
Kone Oyj - Class B	468,053	32,163,079

France—3.3%
Danone S.A.	267,337	18,473,386
Edenred	575,252	25,130,941
Legrand S.A.	221,397	16,799,156

		60,403,483

Germany—8.1%
Deutsche Boerse AG	274,795	49,668,893
Rational AG	1,383	773,479
SAP SE	317,032	44,129,429
Scout24 AG	690,637	53,679,897

		148,251,698

Hong Kong—4.0%
AIA Group, Ltd.	4,319,000	40,197,228
Hong Kong Exchanges and Clearing, Ltd.	779,000	33,199,958

		73,397,186

India—1.8%
Housing Development Finance Corp., Ltd.	1,405,060	33,076,417

Ireland—4.3%
CRH plc	627,620	21,347,481
Kingspan Group plc	433,530	27,899,569
Ryanair Holdings plc (ADR) (a) (b)	444,454	29,485,078

		78,732,128

Japan—12.3%
Denso Corp.	483,400	18,858,101
FANUC Corp.	118,900	21,246,558
Japan Exchange Group, Inc.	1,558,500	36,001,895
Nidec Corp.	473,200	31,594,089
Nintendo Co., Ltd.	44,000	19,578,460
Shimano, Inc.	145,600	28,003,411
SMC Corp.	65,900	33,635,380
Sony Corp.	329,100	22,537,204
Toyota Tsusho Corp.	618,100	15,653,394

		227,108,492

Netherlands—5.8%
Adyen NV (a)	7,059	10,284,183
ASML Holding NV	64,559	23,665,924
Heineken Holding NV	245,600	20,079,296
IMCD NV	198,172	18,604,425
Just Eat Takeaway (a)	325,146	33,967,172

		106,601,000

Panama—0.5%
Copa Holdings S.A. - Class A	198,857	10,054,210

Peru—0.6%
Credicorp, Ltd.	86,174	11,518,879

Russia—1.2%
Magnit PJSC (GDR)	810,499	10,511,347
MMC Norilsk Nickel PJSC (ADR)	474,712	12,410,850

		22,922,197

Singapore—0.7%
United Overseas Bank, Ltd.	903,564	13,143,703

South Africa—2.0%
Discovery, Ltd.	2,393,967	14,413,790
Naspers, Ltd. - N Shares	117,868	21,502,693

		35,916,483

South Korea—3.4%
NAVER Corp.	106,218	23,821,206
Samsung Electronics Co., Ltd.	854,856	37,895,023

		61,716,229

Spain—3.6%
Amadeus IT Group S.A.	405,598	21,104,408
Bankinter S.A.	2,318,391	11,037,482

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Spain—(Continued)
Grifols S.A.	403,697	$12,246,038
Grifols S.A. (ADR)	251,270	4,583,165
Industria de Diseno Textil S.A	677,534	17,913,495

		66,884,588

Sweden—2.9%
Atlas Copco AB - B Shares	864,790	31,934,349
Epiroc AB - Class B	1,762,298	21,523,689

		53,458,038

Switzerland—4.9%
Cie Financiere Richemont S.A.	257,346	16,387,533
Kuehne & Nagel International AG (a)	115,477	19,162,014
Nestle S.A.	345,315	38,148,741
Temenos AG	112,161	17,390,119

		91,088,407

Taiwan—3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,879,000	62,211,816

United Kingdom—7.9%
boohoo Group plc (a)	3,093,646	15,768,415
Burberry Group plc	729,506	14,435,941
Experian plc	932,385	32,520,755
Hargreaves Lansdown plc	1,160,192	23,377,890
Prudential plc	1,247,059	18,780,292
Rio Tinto plc	539,688	30,368,222
St. James’s Place plc	927,920	10,938,280

		146,189,795

United States—2.1%
Spotify Technology S.A. (a)	150,540	38,867,923

Total Common Stocks (Cost $1,341,603,227)		1,815,840,861

Preferred Stock—0.3%

Spain—0.3%
Grifols S.A. - Class B (Cost $7,254,614)	298,067	5,475,062

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $17,023,371; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $17,363,918.	17,023,371	17,023,371

Total Short-Term Investments (Cost $17,023,371)		17,023,371

Securities Lending Reinvestments (c)—1.4%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.5%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $700,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $714,000.	700,000	$700,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $400,001; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $200,001; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $204,001.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $4,596,497; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $4,688,420.	4,596,490	4,596,490
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $100,005; collateralized by various Common Stock with an aggregate market value of $111,133.	100,000	100,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,000,018; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $3,333,653.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $200,009; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $222,244.	200,000	200,000

		9,196,490

Time Deposit—0.1%
Skandi NY 0.060%, 07/01/20	1,000,000	1,000,000

Mutual Funds—0.8%
BlackRock Liquidity Funds, Institutional Shares 0.100% (d)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (d)	500,000	500,000
Fidelity Government Portfolio, Institutional Class 0.100% (d)	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (d)	2,000,000	$2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (d)	2,000,000	2,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (d)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (d)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (d)	2,000,000	2,000,000

		14,500,000

Total Securities Lending Reinvestments (Cost $24,696,490)		24,696,490

Total Investments—101.1% (Cost $1,390,577,702)		1,863,035,784
Other assets and liabilities (net)—(1.1)%		(20,730,403)

Net Assets—100.0%		$1,842,305,381

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $48,554,369 and the collateral received consisted of cash in the amount of $24,696,490 and non-cash collateral with a value of $29,469,594. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Ten Largest Industries as of June 30, 2020 (Unaudited)	% of Net Assets
Internet & Direct Marketing Retail	13.1
Capital Markets	8.3
Machinery	7.7
Interactive Media & Services	6.3
Insurance	5.1
Semiconductors & Semiconductor Equipment	4.6
Software	4.4
Entertainment	4.2
Chemicals	3.2
Food Products	3.1

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$86,297,263	$—	$—	$86,297,263
Australia	—	43,580,474	—	43,580,474
Belgium	—	16,430,826	—	16,430,826
Brazil	7,547,823	—	—	7,547,823
Canada	31,783,330	—	—	31,783,330
China	19,711,739	168,674,321	—	188,386,060
Denmark	—	68,109,334	—	68,109,334
Finland	—	32,163,079	—	32,163,079
France	—	60,403,483	—	60,403,483
Germany	—	148,251,698	—	148,251,698
Hong Kong	—	73,397,186	—	73,397,186
India	—	33,076,417	—	33,076,417
Ireland	29,485,078	49,247,050	—	78,732,128
Japan	—	227,108,492	—	227,108,492
Netherlands	—	106,601,000	—	106,601,000
Panama	10,054,210	—	—	10,054,210
Peru	11,518,879	—	—	11,518,879
Russia	—	22,922,197	—	22,922,197
Singapore	—	13,143,703	—	13,143,703
South Africa	—	35,916,483	—	35,916,483
South Korea	—	61,716,229	—	61,716,229
Spain	4,583,165	62,301,423	—	66,884,588
Sweden	—	53,458,038	—	53,458,038
Switzerland	—	91,088,407	—	91,088,407
Taiwan	—	62,211,816	—	62,211,816
United Kingdom	—	146,189,795	—	146,189,795
United States	38,867,923	—	—	38,867,923
Total Common Stocks	239,849,410	1,575,991,451	—	1,815,840,861
Total Preferred Stock*	—	5,475,062	—	5,475,062
Total Short-Term Investment*	—	17,023,371	—	17,023,371
Securities Lending Reinvestments
Repurchase Agreements	—	9,196,490	—	9,196,490
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	14,500,000	—	—	14,500,000
Total Securities Lending Reinvestments	14,500,000	10,196,490	—	24,696,490
Total Investments	$254,349,410	$1,608,686,374	$—	$1,863,035,784

Collateral for Securities Loaned (Liability)	$—	$(24,696,490)	$—	$(24,696,490)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,863,035,784
Cash denominated in foreign currencies (c)	1,135,823
Receivable for:
Investments sold	3,734,814
Fund shares sold	1,645
Dividends	3,308,856

Total Assets	1,871,216,922
Liabilities
Collateral for securities loaned	24,696,490
Payables for:
Investments purchased	775,498
Fund shares redeemed	1,861,537
Accrued Expenses:
Management fees	1,009,399
Distribution and service fees	64,989
Deferred trustees’ fees	161,933
Other expenses	341,695

Total Liabilities	28,911,541

Net Assets	$1,842,305,381

Net Assets Consist of:
Paid in surplus	$1,317,978,970
Distributable earnings (Accumulated losses)	524,326,411

Net Assets	$1,842,305,381

Net Assets
Class A	$1,517,053,451
Class B	308,264,976
Class E	16,986,954
Capital Shares Outstanding*
Class A	122,679,655
Class B	25,362,780
Class E	1,389,311
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.37
Class B	12.15
Class E	12.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,390,577,702.
(b)	Includes securities loaned at value of $48,554,369.
(c)	Identified cost of cash denominated in foreign currencies was $1,142,463.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$16,873,277
Interest	18,337
Securities lending income	251,748

Total investment income	17,143,362
Expenses
Management fees	6,906,487
Administration fees	37,460
Custodian and accounting fees	238,457
Distribution and service fees—Class B	356,072
Distribution and service fees—Class E	12,087
Audit and tax services	27,517
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	53,295
Insurance	6,500
Miscellaneous	16,472

Total expenses	7,691,838
Less management fee waiver	(1,055,587)

Net expenses	6,636,251

Net Investment Income	10,507,111

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	44,827,718
Foreign currency transactions	(408,093)

Net realized gain	44,419,625

Net change in unrealized depreciation on:
Investments	(69,598,556)
Foreign currency transactions	(31,224)

Net change in unrealized depreciation	(69,629,780)

Net realized and unrealized loss	(25,210,155)

Net Decrease in Net Assets From Operations	$(14,703,044)

(a)	Net of foreign withholding taxes of $1,784,714.
(b)	Net of foreign capital gains tax of $(13,514).

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,507,111	$36,932,503
Net realized gain	44,419,625	110,807,403
Net change in unrealized appreciation (depreciation)	(69,629,780)	377,932,497

Increase (decrease) in net assets from operations	(14,703,044)	525,672,403

From Distributions to Shareholders
Class A	(122,042,853)	(111,818,886)
Class B	(24,500,569)	(21,250,233)
Class E	(1,348,101)	(1,257,065)

Total distributions	(147,891,523)	(134,326,184)

Increase (decrease) in net assets from capital share transactions	73,260,063	(161,300,011)

Total increase (decrease) in net assets	(89,334,504)	230,046,208

Net Assets
Beginning of period	1,931,639,885	1,701,593,677

End of period	$1,842,305,381	$1,931,639,885

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,156,029	$13,336,662	396,574	$4,926,562
Reinvestments	10,204,252	122,042,853	9,357,229	111,818,886
Redemptions	(6,356,609)	(80,890,572)	(19,768,122)	(250,695,037)

Net increase (decrease)	5,003,672	$54,488,943	(10,014,319)	$(133,949,589)

Class B
Sales	1,543,178	$17,351,996	531,335	$6,397,578
Reinvestments	2,085,155	24,500,569	1,806,993	21,250,233
Redemptions	(1,878,203)	(23,483,224)	(4,315,082)	(53,307,453)

Net increase (decrease)	1,750,130	$18,369,341	(1,976,754)	$(25,659,642)

Class E
Sales	18,520	$207,476	23,549	$293,335
Reinvestments	114,053	1,348,101	106,351	1,257,065
Redemptions	(97,665)	(1,153,798)	(262,330)	(3,241,180)

Net increase (decrease)	34,908	$401,779	(132,430)	$(1,690,780)

Increase (decrease) derived from capital shares transactions		$73,260,063		$(161,300,011)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.58		$11.02	$13.43	$10.06	$9.71		$10.07

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.25	0.16	0.15	0.15	(b)	0.16
Net realized and unrealized gain (loss)	(0.22)		3.24	(2.42)	3.37	0.36		(0.34)

Total income (loss) from investment operations	(0.14)		3.49	(2.26)	3.52	0.51		(0.18)

Less Distributions
Distributions from net investment income	(0.27)		(0.17)	(0.15)	(0.15)	(0.16)		(0.18)
Distributions from net realized capital gains	(0.80)		(0.76)	0.00	0.00	0.00		0.00

Total distributions	(1.07)		(0.93)	(0.15)	(0.15)	(0.16)		(0.18)

Net Asset Value, End of Period	$12.37		$13.58	$11.02	$13.43	$10.06		$9.71

Total Return (%) (c)	(0.78	)(d)	32.82	(17.01)	35.15	5.38		(1.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.84	0.85	0.85	0.85		0.87
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.72	0.72	0.73	0.73		0.74
Ratio of net investment income to average net assets (%)	1.25	(e)	2.02	1.28	1.24	1.49	(b)	1.56
Portfolio turnover rate (%)	12	(d)	12	23	8	11		12
Net assets, end of period (in millions)	$1,517.1		$1,598.2	$1,407.8	$1,469.7	$1,315.2		$1,361.8

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.35		$10.85	$13.22	$9.90	$9.56		$9.91

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.22	0.14	0.12	0.12	(b)	0.13
Net realized and unrealized gain (loss)	(0.22)		3.18	(2.39)	3.32	0.35		(0.33)

Total income (loss) from investment operations	(0.16)		3.40	(2.25)	3.44	0.47		(0.20)

Less Distributions
Distributions from net investment income	(0.24)		(0.14)	(0.12)	(0.12)	(0.13)		(0.15)
Distributions from net realized capital gains	(0.80)		(0.76)	0.00	0.00	0.00		0.00

Total distributions	(1.04)		(0.90)	(0.12)	(0.12)	(0.13)		(0.15)

Net Asset Value, End of Period	$12.15		$13.35	$10.85	$13.22	$9.90		$9.56

Total Return (%) (c)	(0.96	)(d)	32.41	(17.19)	34.89	5.05		(2.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(e)	1.09	1.10	1.10	1.10		1.12
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.97	0.97	0.98	0.98		0.99
Ratio of net investment income to average net assets (%)	1.00	(e)	1.76	1.09	0.99	1.25	(b)	1.31
Portfolio turnover rate (%)	12	(d)	12	23	8	11		12
Net assets, end of period (in millions)	$308.3		$315.3	$277.6	$356.7	$318.6		$336.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.43		$10.91	$13.29	$9.96	$9.61		$9.97

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.23	0.15	0.13	0.13	(b)	0.14
Net realized and unrealized gain (loss)	(0.22)		3.20	(2.40)	3.33	0.36		(0.34)

Total income (loss) from investment operations	(0.15)		3.43	(2.25)	3.46	0.49		(0.20)

Less Distributions
Distributions from net investment income	(0.25)		(0.15)	(0.13)	(0.13)	(0.14)		(0.16)
Distributions from net realized capital gains	(0.80)		(0.76)	0.00	0.00	0.00		0.00

Total distributions	(1.05)		(0.91)	(0.13)	(0.13)	(0.14)		(0.16)

Net Asset Value, End of Period	$12.23		$13.43	$10.91	$13.29	$9.96		$9.61

Total Return (%) (c)	(0.87	)(d)	32.56	(17.09)	34.92	5.24		(2.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	0.99	1.00	1.00	1.00		1.02
Net ratio of expenses to average net assets (%) (f)	0.87	(e)	0.87	0.87	0.88	0.88		0.89
Ratio of net investment income to average net assets (%)	1.09	(e)	1.87	1.19	1.08	1.34	(b)	1.42
Portfolio turnover rate (%)	12	(d)	12	23	8	11		12
Net assets, end of period (in millions)	$17.0		$18.2	$16.2	$21.9	$18.6		$19.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $17,023,371. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,196,490. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$206,842,439	$0	$277,499,431

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$6,906,487	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,392,942,167

Gross unrealized appreciation	560,643,799
Gross unrealized depreciation	(90,550,182)

Net unrealized appreciation (depreciation)	$470,093,617

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$24,142,130	$21,663,317	$110,184,054	$—	$134,326,184	$21,663,317

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$39,195,455	$108,117,642	$539,775,920	$—	$687,089,017

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 5.00%, 4.88%, and 4.93%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 6.14%.

MARKET ENVIRONMENT / CONDITIONS

A new strain of COVID-19 that took hold in Wuhan, China in December increasingly dominated markets over the first quarter. Its epicenter spread alarmingly from Asia to Europe and eventually the U.S., leaving in its wake a rising toll of deaths and investor panic. Declared a pandemic by the World Health Organization in March, the Covid-19 outbreak led to borders closing, the lockdown of regions and countries and the shutdown of entire sectors. Policymakers responded swiftly with concerted waves of measures. Central banks around the world delivered a swathe of emergency rate cuts, launched or massively expanded Quantitative Easing (“QE”), economically simulative bond purchasing programs, and strove to maintain lending liquidity to avert a credit crunch. Global leaders borrowed wartime rhetoric as their governments added massive fiscal stimulus that could amount to more than 10% of national gross domestic product, which is unparalleled in peacetime.

The possible economic damage from the virus drove wild swings in financial markets amid a depth of risk-off fear not seen since the global financial crisis. Plunges in risk markets triggered circuit breakers that halted equity trading sessions. Fears over the impact of the virus pushed oil prices into freefall. The collapse was exacerbated by the start of a price war between Saudi Arabia and Russia, which left Brent crude at $22.74 a barrel and West Texas Intermediate (a main global oil benchmark) at $20.48 a barrel. Both oil gauges fell 66% over the quarter to their lowest levels since early 2002.

The U.S. Federal Reserve (the “Fed”) led the global monetary policy response to COVID-19. It cut interest rates twice in March at unscheduled meetings to take its benchmark to just above zero. The Fed also undertook to boost QE bond purchases by at least $700 billion and soon upgraded that pledge to unlimited QE. In its statement, the Fed said that it “will continue to purchase Treasury securities and agency mortgage-backed securities in the amounts needed to support smooth market functioning and effective transmission of monetary policy to broader financial conditions.” The central bank announced several further actions, including letting banks borrow cheaply for as long as 90 days and reducing reserve requirement ratios to zero. It also combined with the central banks of Japan, the U.K., eurozone, Canada and Switzerland to ensure dollars are available around the world.

In rapid succession, major governments followed up the actions of their central banks by adding fiscal measures running into trillions of dollars. U.S. politicians agreed to a $2 trillion package of spending and tax breaks to support the economy. Just days later, President Trump called for up to another $2 trillion to be spent on infrastructure projects. The German government secured the extraordinary setting aside of a constitutional debt limit to enable new borrowing of €156 billion, which is equivalent to around half of the country’s normal annual spending. The International Monetary Fund said it was ready to mobilize $1 trillion U.S. dollars of lending capacity to help nations counter COVID-19 outbreak.

The speed and scale of the outbreak rendered much historical data meaningless although the impact of the sweeping business closures on the U.S. labor market was shocking in its severity. The number of people seeking jobless benefits surged to 3.28 million in the week of March 21st and 6.65 million the week after, dwarfing previous highs. At the beginning of March, the number stood at 211,000. Paralyzed activity across broad sectors led to Purchasing Managers’ Index (“PMI”) readings from around the world confirming the biggest slump in manufacturing output since the global financial crisis. There was a tentative glimmer of hope as China, from where COVID-19 originally spread, saw its factory sector unexpectedly return to expansion in March after recording a record low in February. Although very early days in any recovery, China’s experience offers hope that economies can recover quickly once lockdown restrictions are lifted. The improvement in China almost entirely accounts for a slight rise in the JPMorgan global manufacturing PMI in March. Excluding China, the reading of 46.6 is its lowest level since May 2009.

In the second quarter, the volatility in the U.S. market materially stabilized from March’s high and risk assets rebounded. Although some states in the U.S. showed signs of a resurgence in new cases, the positive narrative in the market was led by optimism around reopening and supportive fiscal and monetary policy. The employment outlook was mixed as non-farm payroll data in the first half of the quarter showed the U.S. economy lost an upward of 22 million jobs, effectively halting the 113-month long non-farm payroll growth streak, with the unemployment rate jumping threefold to 14.7%. Initial jobless claims data skyrocketed to a staggering total of over 43 million since the end of March, but levels began to abate in the second half of the quarter. The labor outlook improved in early June after May’s payroll report unexpectedly rose 2.5 million against a projected 7.5 million decline. The unemployment rate fell to 13.3% versus an estimated 19%. Realized inflation weakened as April’s headline Consumer Price Index (“CPI”) fell 0.80% month-over-month, and core CPI recorded its largest decline in history at -0.45% month-over-month. However, the decline eased in May, with headline CPI decreasing at -0.05% month-over-month while core CPI fell -0.06% month-over-month. The Federal Open Market Committee kept rates unchanged and signaled to the market in mid-June its intention to keep interest rates near zero until 2022. Chair Powell provided flexible guidance for continued purchases of treasuries, agency Mortgage-Backed Securities (“MBS”), and agency Commercial Mortgage-Backed Securities (“CMBS”) at least at the current pace in order to keep borrowing costs at bay and fixed income markets fully functional. Other data did show signs of a potential rebound in the

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

economy. New home sales in May surged 16.6% month-over-month, the second-largest month-over-month increase since 1992. Headline May U.S. retail sales also surpassed the consensus forecast, jumping 17.7% after slumping a record -16.4% month-over-month in April.

In Europe, the severity of the outbreak waned, and countries within the bloc began to phase out restriction gradually. Risk-assets made a notable recovery over the quarter as the E.U. increasingly moved towards greater fiscal unity, with both the local governments and the European Central Bank (the “ECB”) announcing record monetary and fiscal stimulus. Risk assets performed well after the E.U. announced a recovery fund to aid its hardest-hit countries. The bloc unveiled a potential €750 billion fiscal stimulus plan; details entailed €500 billion of the program to be distributed in the form of grants to member states ranked by countries most in need and another €250 billion to be available in loans. This helped improve investors’ confidence in hard-hit countries, such as Italy and Spain. The ECB also materially expanded its monetary toolkit in mid-June by increasing the asset purchase amount in its Pandemic Emergency Purchase Program by €600 billion, surpassing many market participants’ forecasts.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main detractors to performance were our overweight in securitized assets, U.S. high yield, U.S. municipals, as well as our allocation to Treasury Inflation-Protected Securities (“TIPS”). The main drivers of positive performance for the first half of the year were the Portfolio’s overweight in duration positioning, U.S. Investment Grade Credit, Non-U.S. Sovereign, and agency mortgages.

In the first quarter, we reduced our duration on the Portfolio level to 5.78 years but maintained a small overweight (0.29 years) versus the benchmark. We mainly shifted our exposure to the belly and long-end of the curve and reduced in the front-end of the curve as the Fed cut rates to the zero lower bound which caused front end rates to rally and valuations to become less attractive.

The sharp risk-off movement in March created windows to opportunistically add high quality carry into the portfolio at attractive levels. Nonetheless, we want to hold sufficient levels of liquidity and manage near term risk. Over the quarter, we decreased our overweight to agency mortgage exposure in January into February as rates rallied and our prepayment assumptions changed. We believe the announcement of purchases “in the amounts needed” will create a supply / demand imbalance and will be supportive of the asset class. Within U.S. High Yield, we also slightly increased our allocation in less vulnerable names and industries, as spreads in the sector reached levels last seen in 2016. We increased our TIPS exposure as we feel inflation expectations remain underpriced in the market, due to downward movements driven not by fundamental expectations of CPI, but due to technical headwinds in the sector. During the quarter, we also decreased our emerging markets overweight after aggressive global monetary stimulus response to combat economic malaise from COVID-19. We believe securitized assets represent an attractive next step when we leg back into risk given attractive valuations. Our positioning in the sector focused on higher quality positions with strong levels of protection, which has cheapened alongside lower quality credits. Within CMBS, we were comfortable with the names that we held and were light on hotel and retail which could be most impacted.

During the second quarter, Portfolio level duration moved modestly higher to 5.88 while we reduced our overweight position and at period end it sat closer to market-weight (0.07 years) versus the benchmark. We reduced our overweight exposure to the belly and maintained an underweight to long-end of the curve as increased Treasury issuance warrants caution in that portion of the curve. We also brought down our exposure in the front end to an underweight given the Fed’s explicit forward guidance of avoiding negative interest rates.

We continued to increase our exposure to spread assets early in the second quarter. Most notably we increased our overweight positioning in investment grade credit and emerging market debt, using heavy new issue supply to add at attractive levels. We find valuations on 30-year agency MBS securities with a 2.5% coupon to currently be very attractive following recent underperformance, especially relative to portions of the investment grade credit market. We did however reduce our exposure to TIPS over the second quarter as inflation expectations have moved higher alongside higher oil prices and strong performance of risk assets.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio continued to hold an allocation to TIPS, but in smaller size, given their attractiveness relative to Treasuries. We continued to hold an overweight position to the securitized sector but modestly reduced the overweight to CMBS. Overall, we preferred to own idiosyncratic credit stories rather than generic conduit last-cash-flow paper.

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives were used to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, derivatives held in the Portfolio performed as expected and did not have a significant impact on performance.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	5.00	7.88	4.33	4.41
Class B	4.88	7.61	4.07	4.15
Class E	4.93	7.72	4.17	4.26
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	4.30	3.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	42.0
Corporate Bonds & Notes	39.9
Asset-Backed Securities	11.1
Mortgage-Backed Securities	4.6
Municipals	4.5
Foreign Government	2.6
Floating Rate Loans	1.8
Common Stocks	0.2

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A	Actual	0.39%	$1,000.00	$1,050.00	$1.99
	Hypothetical*	0.39%	$1,000.00	$1,022.92	$1.96

Class B	Actual	0.64%	$1,000.00	$1,048.80	$3.26
	Hypothetical*	0.64%	$1,000.00	$1,021.68	$3.22

Class E	Actual	0.54%	$1,000.00	$1,049.30	$2.75
	Hypothetical*	0.54%	$1,000.00	$1,022.18	$2.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—42.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—33.2%
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	198,067	$205,874
2.000%, 11/01/31	2,451,143	2,547,837
2.000%, 12/01/31	265,869	276,346
2.000%, 03/01/32	1,600,511	1,663,675
2.500%, 09/01/27	206,564	218,126
2.500%, 02/01/28	24,844	26,066
2.500%, 04/01/28	62,465	66,543
2.500%, 08/01/28	171,541	182,712
2.500%, 01/01/30	944,575	1,003,806
2.500%, 02/01/30	109,624	116,093
2.500%, 03/01/30	182,341	193,783
2.500%, 07/01/30	682,143	723,233
2.500%, 08/01/30	2,234,471	2,372,332
2.500%, 09/01/30	1,115,527	1,184,889
2.500%, 11/01/30	2,282,794	2,422,468
2.500%, 03/01/31	122,771	128,685
2.500%, 06/01/31	626,543	665,948
2.500%, 07/01/31	346,321	368,121
2.500%, 08/01/31	57,318	60,922
2.500%, 10/01/31	3,097,026	3,290,515
2.500%, 11/01/31	1,937,303	2,060,278
2.500%, 02/01/32	92,041	97,430
2.500%, 03/01/32	308,199	328,335
2.500%, 08/01/32	2,280,017	2,419,125
2.500%, 02/01/33	3,925,780	4,160,352
3.000%, 04/01/28	127,612	135,580
3.000%, 05/01/28	142,841	151,859
3.000%, 10/01/28	296,387	314,822
3.000%, 11/01/28	2,175,826	2,308,949
3.000%, 12/01/28	591,974	626,968
3.000%, 01/01/29	215,965	227,485
3.000%, 04/01/29	1,004,083	1,069,527
3.000%, 05/01/29	1,384,974	1,470,220
3.000%, 08/01/29	1,392,605	1,483,609
3.000%, 10/01/29	379,737	405,146
3.000%, 03/01/30	796,158	851,315
3.000%, 04/01/30	641,344	684,522
3.000%, 05/01/30	1,032,698	1,102,285
3.000%, 07/01/30	766,834	818,642
3.000%, 08/01/30	3,673,651	3,918,180
3.000%, 09/01/30	891,203	950,906
3.000%, 08/01/31	3,531,594	3,769,575
3.000%, 09/01/31	383,471	409,337
3.000%, 03/01/32	768,854	819,235
3.500%, 08/01/28	386,989	413,433
3.500%, 10/01/28	2,195,307	2,343,083
3.500%, 11/01/28	2,426,432	2,593,401
3.500%, 02/01/29	2,979,504	3,172,073
3.500%, 04/01/29	855,104	909,374
3.500%, 05/01/29	2,314,261	2,465,429
3.500%, 06/01/29	1,652,478	1,766,794
3.500%, 07/01/29	841,369	899,176
3.500%, 09/01/29	154,216	164,822
3.500%, 08/01/30	698,131	747,355
3.500%, 11/01/32	180,854	195,276

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.500%, 01/01/33	116,719	126,008
4.000%, 10/01/33	9,594,113	10,325,660
4.500%, 12/01/20	3,234	3,406
4.500%, 02/01/25	185,592	197,078
4.500%, 04/01/25	43,787	46,700
4.500%, 07/01/25	143,920	153,263
4.500%, 06/01/26	1,007,892	1,075,122
Fannie Mae 20 Yr. Pool
3.000%, 10/01/36	92,299	98,058
3.000%, 11/01/36	932,701	996,733
3.000%, 12/01/36	1,389,039	1,482,972
3.000%, 11/01/39	731,819	771,051
Fannie Mae 30 Yr. Pool
3.000%, 12/01/42	5,948,069	6,463,287
3.000%, 01/01/43	3,963,088	4,290,533
3.000%, 03/01/43	12,424,057	13,363,358
3.000%, 04/01/43	10,399,266	11,223,680
3.000%, 05/01/43	2,992,468	3,214,484
3.000%, 06/01/43	636,750	692,590
3.000%, 06/01/46	48,248	51,559
3.000%, 08/01/46	64,764	70,591
3.000%, 11/01/46	3,189,733	3,449,969
3.000%, 01/01/47	332,538	361,446
3.000%, 02/01/47	800,307	865,812
3.000%, 03/01/47	2,755,724	2,963,182
3.500%, 01/01/42	587,821	640,331
3.500%, 04/01/42	311,959	336,680
3.500%, 05/01/42	251,356	271,627
3.500%, 06/01/42	629,331	690,750
3.500%, 07/01/42	96,716	105,158
3.500%, 08/01/42	158,844	171,917
3.500%, 10/01/42	809,200	875,861
3.500%, 11/01/42	1,731,736	1,874,446
3.500%, 12/01/42	915,131	990,049
3.500%, 02/01/43	1,190,961	1,307,335
3.500%, 03/01/43	1,316,832	1,444,917
3.500%, 04/01/43	41,446	44,862
3.500%, 05/01/43	213,717	233,022
3.500%, 06/01/43	961,980	1,038,937
3.500%, 07/01/43	4,040,260	4,424,274
3.500%, 08/01/43	5,681,259	6,245,505
3.500%, 09/01/43	94,054	103,793
3.500%, 11/01/43	1,099,941	1,207,465
3.500%, 01/01/44	863,597	947,045
3.500%, 06/01/44	146,200	161,452
3.500%, 07/01/44	43,488	47,717
3.500%, 02/01/45	817,505	888,122
3.500%, 07/01/45	2,472,184	2,702,602
3.500%, 10/01/45	1,145,137	1,230,015
3.500%, 11/01/45	2,699,970	2,977,887
3.500%, 12/01/45	653,118	725,051
3.500%, 03/01/46	859,005	933,731
3.500%, 04/01/46	1,175,736	1,261,353
3.500%, 05/01/46	551,148	599,094
3.500%, 06/01/46	2,527,325	2,749,955

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 08/01/46	1,183,985	$1,292,759
3.500%, 09/01/46	1,267,427	1,384,858
3.500%, 11/01/46	2,441,676	2,694,756
3.500%, 12/01/46	2,872,992	3,153,183
3.500%, 01/01/47	6,244,503	6,916,641
3.500%, 02/01/47	484,428	534,071
3.500%, 05/01/47	1,738,171	1,904,510
3.500%, 06/01/47	998,739	1,095,336
3.500%, 07/01/47	690,751	757,558
3.500%, 09/01/47	712,731	784,835
3.500%, 10/01/47	218,697	241,110
3.500%, 11/01/47	1,233,079	1,366,838
3.500%, 12/01/47	8,323,974	9,136,971
3.500%, 01/01/48	5,647,458	6,227,162
3.500%, 02/01/50	715,252	769,120
4.000%, 08/01/33	826,710	886,472
4.000%, 06/01/39	695,125	762,487
4.000%, 12/01/39	59,863	65,647
4.000%, 07/01/40	795,318	872,225
4.000%, 08/01/40	1,432,714	1,572,224
4.000%, 10/01/40	77,537	85,074
4.000%, 11/01/40	258,671	283,881
4.000%, 12/01/40	1,309,020	1,436,337
4.000%, 04/01/41	129,696	142,290
4.000%, 09/01/41	3,090,515	3,389,265
4.000%, 10/01/41	216,371	235,913
4.000%, 12/01/41	935,720	1,056,286
4.000%, 01/01/42	876,698	963,022
4.000%, 02/01/42	2,268,987	2,489,037
4.000%, 05/01/42	934,637	1,040,883
4.000%, 06/01/42	448,740	492,862
4.000%, 07/01/42	273,901	298,733
4.000%, 08/01/42	243,607	267,464
4.000%, 09/01/42	618,902	679,450
4.000%, 12/01/42	1,727,382	1,927,792
4.000%, 01/01/43	751,826	825,334
4.000%, 03/01/43	160,936	178,003
4.000%, 10/01/43	533,609	585,804
4.000%, 01/01/44	1,960,502	2,217,548
4.000%, 02/01/44	1,993,281	2,253,989
4.000%, 07/01/44	189,880	210,544
4.000%, 08/01/44	641,191	725,052
4.000%, 12/01/44	1,613,137	1,798,255
4.000%, 01/01/45	337,570	378,216
4.000%, 02/01/45	893,276	997,223
4.000%, 03/01/45	755,075	840,735
4.000%, 04/01/45	745,679	835,460
4.000%, 05/01/45	679,941	764,803
4.000%, 10/01/45	2,235,450	2,511,341
4.000%, 11/01/45	1,682,663	1,878,506
4.000%, 12/01/45	1,512,761	1,686,121
4.000%, 01/01/46	3,826,457	4,167,961
4.000%, 06/01/46	2,871,338	3,106,096
4.000%, 11/01/46	224,162	253,447
4.000%, 01/01/47	319,149	360,737

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 08/01/47	793,704	866,789
4.000%, 04/01/48	471,466	530,005
4.000%, 08/01/48	2,057,230	2,266,150
4.000%, 03/01/50	3,088,069	3,352,349
4.500%, 08/01/39	1,090,328	1,211,967
4.500%, 11/01/39	357,793	398,686
4.500%, 01/01/40	31,084	34,858
4.500%, 04/01/40	65,646	73,225
4.500%, 05/01/40	167,085	184,986
4.500%, 06/01/40	157,104	174,846
4.500%, 07/01/40	363,981	405,026
4.500%, 11/01/40	595,854	660,677
4.500%, 07/01/41	166,382	182,630
4.500%, 08/01/41	28,946	31,089
4.500%, 09/01/41	676,685	753,352
4.500%, 10/01/41	140,790	157,862
4.500%, 01/01/42	129,207	143,755
4.500%, 06/01/42	79,805	85,749
4.500%, 08/01/42	687,130	764,763
4.500%, 09/01/43	931,826	1,037,149
4.500%, 10/01/43	988,357	1,100,066
4.500%, 11/01/43	2,463,390	2,833,694
4.500%, 12/01/43	1,149,502	1,279,419
4.500%, 01/01/44	1,122,075	1,240,165
4.500%, 06/01/44	4,542,987	5,092,205
4.500%, 07/01/45	1,350,627	1,523,962
4.500%, 09/01/45	576,221	654,028
4.500%, 11/01/45	2,118,128	2,376,949
4.500%, 12/01/45	906,143	1,007,684
4.500%, 07/01/46	3,356,821	3,857,137
4.500%, 09/01/46	526,396	605,180
4.500%, 09/01/47	64,599	69,663
4.500%, 10/01/47	491,540	544,195
4.500%, 11/01/47	3,380,420	3,732,654
4.500%, 12/01/47	58,653	63,753
4.500%, 01/01/48	3,033,247	3,353,082
4.500%, 02/01/48	103,659	111,794
4.500%, 03/01/48	178,963	194,069
4.500%, 04/01/48	1,152,186	1,323,400
4.500%, 05/01/48	23,853,168	26,501,295
4.500%, 06/01/48	2,648,671	2,847,079
4.500%, 07/01/48	1,773,589	1,910,215
4.500%, 08/01/48	3,454,913	3,850,076
4.500%, 10/01/48	957,231	1,028,432
4.500%, 11/01/48	1,934,887	2,138,217
4.500%, 12/01/48	239,762	257,571
4.500%, 01/01/49	625,327	671,565
4.500%, 02/01/49	18,613,081	21,137,807
4.500%, 04/01/49	4,724,685	5,074,000
4.500%, 05/01/49	10,298,655	11,826,769
5.000%, 11/01/32	3,193	3,522
5.000%, 09/01/35	154,648	177,366
5.000%, 06/01/39	6,658,248	7,604,726
5.000%, 04/01/41	22,721	25,380
5.000%, 07/01/41	269,298	307,217

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 08/01/41	241,957	$278,070
5.000%, 01/01/42	49,272	53,782
5.500%, 11/01/32	765,629	870,643
5.500%, 12/01/32	127,967	145,060
5.500%, 01/01/33	449,461	506,137
5.500%, 12/01/33	162,725	184,748
5.500%, 05/01/34	1,366,531	1,567,530
5.500%, 08/01/37	1,431,232	1,641,262
5.500%, 02/01/38	244,672	280,091
5.500%, 03/01/38	145,458	166,691
5.500%, 04/01/38	104,672	115,066
5.500%, 06/01/38	239,692	268,626
5.500%, 12/01/38	90,137	99,231
5.500%, 01/01/39	227,763	260,593
5.500%, 08/01/39	162,101	184,942
5.500%, 12/01/39	303,883	345,993
5.500%, 04/01/40	56,960	64,951
5.500%, 04/01/41	204,988	234,670
6.000%, 02/01/34	159,426	185,678
6.000%, 08/01/34	120,713	140,796
6.000%, 04/01/35	1,868,183	2,173,549
6.000%, 06/01/36	271,045	315,701
6.000%, 02/01/38	373,238	434,184
6.000%, 03/01/38	125,045	145,936
6.000%, 05/01/38	398,217	464,520
6.000%, 10/01/38	474,913	554,013
6.000%, 12/01/38	143,820	167,206
6.000%, 04/01/40	1,518,035	1,771,675
6.000%, 09/01/40	160,800	187,430
6.000%, 06/01/41	364,939	425,911
6.500%, 05/01/40	2,197,892	2,532,317
Fannie Mae Pool 4.000%, 01/01/41	276,129	298,186
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	23,022	24,283
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	78,923	83,890
2.500%, 10/01/28	304,415	319,492
2.500%, 08/01/29	667,550	706,339
2.500%, 12/01/29	216,770	229,196
2.500%, 05/01/30	789,846	838,175
2.500%, 07/01/30	523,785	556,349
2.500%, 08/01/30	1,865,162	1,982,772
2.500%, 09/01/30	2,031,622	2,156,221
2.500%, 04/01/31	1,434,531	1,522,292
3.000%, 01/01/30	543,562	578,005
3.000%, 04/01/30	2,995,068	3,199,900
3.000%, 05/01/30	506,351	541,768
3.000%, 06/01/30	20,446	21,802
3.000%, 07/01/30	1,136,104	1,211,494
3.000%, 08/01/30	345,088	368,269
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/42	2,133,141	2,306,511
3.000%, 01/01/43	1,437,872	1,540,930
3.000%, 03/01/43	3,102,394	3,324,735

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 07/01/43	9,056,830	9,832,351
3.000%, 12/01/46	2,494,287	2,690,093
3.500%, 04/01/42	1,791,328	1,972,681
3.500%, 05/01/42	88,206	95,766
3.500%, 08/01/42	2,130,970	2,336,860
3.500%, 10/01/42	111,791	122,270
3.500%, 11/01/42	882,473	955,509
3.500%, 01/01/43	1,010,347	1,093,622
3.500%, 06/01/43	258,496	282,744
3.500%, 01/01/44	544,125	599,719
3.500%, 04/01/44	97,337	107,401
3.500%, 05/01/44	424,061	466,290
3.500%, 06/01/44	305,876	333,440
3.500%, 07/01/44	90,060	100,001
3.500%, 08/01/44	324,492	358,038
3.500%, 09/01/44	739,501	816,619
3.500%, 11/01/44	17,175	18,658
3.500%, 01/01/45	133,604	145,195
3.500%, 05/01/45	196,820	213,934
3.500%, 06/01/45	170,178	185,022
3.500%, 07/01/45	4,680	5,088
3.500%, 09/01/45	152,229	169,029
3.500%, 10/01/45	17,972	19,532
3.500%, 01/01/46	828,539	900,878
3.500%, 02/01/46	56,817	61,761
3.500%, 03/01/46	590,536	641,857
3.500%, 05/01/46	722,460	785,369
3.500%, 03/01/47	1,708,837	1,843,150
3.500%, 07/01/47	280,366	309,188
3.500%, 10/01/47	1,095,100	1,215,335
3.500%, 12/01/47	1,396,752	1,550,106
3.500%, 01/01/48	483,402	532,267
4.000%, 08/01/40	234,169	256,489
4.000%, 09/01/40	251,847	277,642
4.000%, 10/01/40	119,371	132,522
4.000%, 11/01/40	471,287	522,674
4.000%, 04/01/41	13,164	14,420
4.000%, 10/01/41	435,730	484,619
4.000%, 09/01/43	358,292	401,662
4.000%, 04/01/44	763,111	850,133
4.000%, 07/01/44	267,371	293,516
4.000%, 02/01/45	226,847	248,637
4.000%, 09/01/45	985,622	1,080,601
4.000%, 12/01/45	8,526,672	9,235,049
4.500%, 02/01/39	857,561	950,535
4.500%, 08/01/39	738,469	821,304
4.500%, 12/01/39	200,949	223,367
4.500%, 07/01/40	59,921	66,570
4.500%, 05/01/41	1,154,270	1,282,491
4.500%, 05/01/42	1,094,870	1,217,452
4.500%, 10/01/43	314,608	341,296
4.500%, 12/01/43	1,305,673	1,453,451
4.500%, 04/01/47	2,279,935	2,520,483
4.500%, 05/01/47	864,496	968,579
4.500%, 07/01/47	2,105,193	2,342,691

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 07/01/48	3,131,605	$3,507,331
4.500%, 08/01/48	8,025,647	8,937,954
4.500%, 02/01/49	3,439,777	3,744,470
4.500%, 04/01/49	1,810,907	1,982,088
5.000%, 10/01/41	477,592	548,060
5.000%, 11/01/41	3,883,013	4,427,809
5.500%, 02/01/35	111,347	127,710
5.500%, 09/01/39	135,226	153,871
5.500%, 01/01/40	89,450	98,608
5.500%, 07/01/40	16,657	18,324
5.500%, 06/01/41	1,663,743	1,909,274
Freddie Mac 30 Yr. Pool 4.500%, 07/01/48	629,031	676,059
Freddie Mac Gold Pool
3.000%, 09/01/27	405,524	426,339
3.000%, 07/01/28	218,742	229,969
Freddie Mac Multifamily Structured Pass-Through Certificates
3.347%, 11/25/26 (a)	490,000	558,982
3.444%, 12/25/27	210,000	244,412
3.531%, 07/25/23 (a)	500,000	540,998
3.590%, 01/25/25 (a)	291,000	323,098
3.683%, 10/25/25 (a)	453,000	517,466
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 4.635%, 1M LIBOR + 4.450%, 03/25/30 (a)	682,210	675,875
FREMF Mortgage Trust
3.572%, 12/25/51 (144A) (a)	204,000	217,305
4.117%, 05/25/50 (144A) (a)	275,556	296,278
4.373%, 08/25/50 (144A) (a)	440,000	485,540
FRESB Mortgage Trust
3.480%, 06/25/28 (a)	674,983	721,907
3.660%, 06/25/28 (a)	398,480	438,882
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	997,506	1,053,834
3.500%, 01/15/42	296,012	316,132
3.500%, 02/15/42	143,198	153,781
3.500%, 04/15/42	242,115	258,422
3.500%, 05/15/42	307,443	333,273
3.500%, 08/15/42	369,279	398,903
3.500%, 11/15/42	208,532	222,734
3.500%, 12/15/42	904,463	980,245
3.500%, 01/15/43	362,800	387,809
3.500%, 02/15/43	603,858	650,025
3.500%, 03/15/43	333,362	355,729
3.500%, 04/15/43	1,694,789	1,824,125
3.500%, 05/15/43	1,875,380	2,011,685
3.500%, 06/15/43	537,769	582,468
3.500%, 07/15/43	1,908,055	2,067,751
4.000%, 03/15/41	591,213	642,329
4.000%, 12/15/41	24,347	25,773
4.500%, 02/15/42	7,353,994	8,188,624
4.500%, 03/15/47	129,231	144,667
4.500%, 04/15/47	328,842	369,578
4.500%, 05/15/47	110,378	124,409
5.000%, 12/15/38	220,967	252,609
5.000%, 07/15/39	453,138	517,787

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 10/15/39	275,372	314,402
5.000%, 09/15/40	19,086	21,787
5.000%, 12/15/40	694,255	793,182
5.500%, 04/15/33	19,326	22,536
6.500%, 04/15/33	41,474	45,643
8.500%, 05/15/22	253	254
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (b)	13,111,000	13,795,742
3.000%, 12/20/44	117,565	125,693
3.000%, 04/20/45	2,271,286	2,416,831
3.000%, 06/20/45	6,005,827	6,404,384
3.000%, 07/20/45	63,489	67,781
3.000%, 08/20/45	64,406	68,809
3.000%, 10/20/45	755,266	805,086
3.000%, 12/20/45	65,651	69,916
3.000%, 05/20/46	93,955	99,787
3.000%, 06/20/46	2,146,164	2,281,901
3.000%, 07/20/46	4,464,984	4,749,229
3.000%, 09/20/46	8,231,089	8,750,002
3.000%, 10/20/46	324,260	344,901
3.000%, 11/20/46	212,006	225,278
3.000%, 12/20/46	805,569	855,740
3.000%, TBA (b)	51,486,500	54,533,455
3.500%, 04/20/43	1,624,651	1,766,450
3.500%, 05/20/43	878,228	955,963
3.500%, 07/20/43	68,434	74,383
3.500%, 02/20/44	1,947,410	2,105,171
3.500%, 03/20/45	80,870	86,583
3.500%, 04/20/45	124,775	133,573
3.500%, 05/20/45	508,440	544,417
3.500%, 07/20/45	90,486	96,892
3.500%, 08/20/45	119,466	127,921
3.500%, 10/20/45	232,083	249,051
3.500%, 11/20/45	84,108	90,055
3.500%, 12/20/45	1,250,152	1,338,668
3.500%, 01/20/46	258,379	276,628
3.500%, 05/20/46	1,113,508	1,193,012
3.500%, 09/20/46	420,764	450,795
3.500%, 10/20/46	1,770,273	1,904,573
3.500%, 05/20/47	15,403,171	16,428,291
3.500%, 11/20/47	8,785,477	9,346,535
3.500%, 03/20/48	124,848	132,826
3.500%, 04/20/48	50,211	53,411
3.500%, TBA (b)	28,136,496	29,686,202
4.000%, 04/20/39	35,795	39,277
4.000%, 07/20/39	263,406	290,416
4.000%, 09/20/40	71,031	78,296
4.000%, 10/20/40	803,406	885,632
4.000%, 11/20/40	445,149	490,684
4.000%, 12/20/40	1,693,913	1,867,300
4.000%, 01/20/41	1,490,974	1,643,689
4.000%, 02/20/41	26,139	28,810
4.000%, 07/20/43	141,530	155,935
4.000%, 08/20/44	574,701	631,304
4.000%, 10/20/46	115,889	125,817

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 06/20/47	1,567,691	$1,684,060
4.000%, 11/20/47	1,816,889	1,951,786
4.000%, 12/20/47	888,920	952,198
4.000%, 05/20/50	1,751,030	1,866,251
4.000%, TBA (b)	28,854,500	30,590,279
4.500%, 12/20/39	59,562	65,392
4.500%, 01/20/40	73,247	80,391
4.500%, 02/20/40	58,034	63,700
4.500%, 05/20/40	3,874	4,253
4.500%, 09/20/48	717,425	779,931
4.500%, 01/20/49	471,863	503,973
4.500%, 02/20/49	437,269	466,948
4.500%, 03/20/49	5,437,700	5,819,209
4.500%, 04/20/49	1,052,368	1,124,156
4.500%, 05/20/49	3,939,733	4,208,552
4.500%, 01/20/50	440,646	470,846
4.500%, 02/20/50	651,253	695,727
4.500%, 03/20/50	647,683	691,879
4.500%, 04/20/50	866,618	930,201
5.000%, 10/20/33	623,537	705,205
5.000%, 10/20/39	206,967	233,573
5.000%, 07/20/42	264,770	298,771
5.000%, TBA (b)	5,289,000	5,744,763
Government National Mortgage Association
0.321%, 06/16/53 (a) (c)	980,726	11,528
0.638%, 03/16/55 (a) (c)	2,446,779	85,344
0.660%, 02/16/50 (a) (c)	1,638,618	61,153
0.718%, 11/16/53 (a) (c)	998,245	26,732
0.799%, 09/16/51 (a) (c)	15,338,751	643,804
0.819%, 09/16/55 (a) (c)	1,770,942	90,028
0.825%, 08/16/41 (c)	1,604,506	13,153
0.865%, 08/15/58 (a) (c)	3,218,093	197,693
0.902%, 02/16/58 (a) (c)	4,688,304	251,003
0.950%, 09/16/56 (a) (c)	1,275,559	83,617
0.973%, 09/16/58 (a) (c)	1,865,816	130,080
0.985%, 12/16/57 (a) (c)	3,128,785	193,418
0.993%, 05/16/58 (a) (c)	2,255,445	139,965
1.000%, 02/16/39 (c)	587,239	974
2.000%, 03/16/35	183,548	186,236
2.250%, 12/16/38	288,030	298,131
Uniform Mortgage-Backed Securities
2.000%, TBA (b)	10,910,000	11,166,864
2.500%, TBA (b)	160,588,000	167,085,330
3.000%, TBA (b)	54,135,174	56,955,545
4.000%, TBA (b)	39,030,000	41,355,029
4.500%, TBA (b)	47,607,000	51,151,490

		1,086,036,771

U.S. Treasury—8.8%
U.S. Treasury Bonds
2.250%, 08/15/49 (d)	5,248,000	6,308,260
2.875%, 05/15/43	3,865,000	5,048,052
2.875%, 11/15/46 (d)	3,706,000	4,925,940
3.000%, 02/15/48 (d)	3,706,000	5,071,285

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.125%, 02/15/43 (d)	3,865,000	5,238,887
3.625%, 08/15/43 (d)	3,865,000	5,643,806
3.750%, 11/15/43	3,865,000	5,750,546
4.250%, 05/15/39	1,010,000	1,560,095
4.375%, 11/15/39	1,010,000	1,587,791
4.500%, 08/15/39	1,010,000	1,608,228
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/24 (e)	35,306,352	37,017,249
0.125%, 04/15/25 (e)	15,712,369	16,475,536
0.250%, 01/15/25 (e)	5,205,098	5,482,147
0.500%, 04/15/24 (e)	19,459,417	20,472,495
U.S. Treasury Notes
1.125%, 07/31/21	16,708,000	16,878,996
1.500%, 01/31/22	14,845,000	15,155,237
1.500%, 08/15/26 (d)	10,766,000	11,472,098
1.625%, 08/15/29	2,246,000	2,450,246
1.750%, 07/31/21	9,024,000	9,176,985
1.750%, 04/30/22	14,119,000	14,528,231
1.750%, 07/31/24	14,357,000	15,245,339
2.000%, 07/31/20	14,845,000	14,867,369
2.000%, 02/15/25	9,276,000	10,015,544
2.125%, 12/31/22	7,432,000	7,793,439
2.125%, 07/31/24	7,432,000	8,003,625
2.125%, 05/15/25	8,178,000	8,904,436
2.250%, 08/15/27	7,432,000	8,347,646
2.500%, 12/31/20	11,139,000	11,268,665
2.750%, 05/31/23	7,432,000	7,987,078
2.875%, 08/15/28	2,236,000	2,647,738
3.125%, 11/15/28	2,236,000	2,703,114

		289,636,103

Total U.S. Treasury & Government Agencies (Cost $1,321,630,039)		1,375,672,874

Corporate Bonds & Notes—39.9%

Advertising—0.0%
Lamar Media Corp.
3.750%, 02/15/28 (144A)	71,000	66,939
5.750%, 02/01/26	427,000	440,502
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, 03/15/30 (144A)	59,000	54,080
5.000%, 08/15/27 (144A)	936,000	842,400

		1,403,921

Aerospace/Defense—1.7%
BAE Systems Holdings, Inc.
2.850%, 12/15/20 (144A)	319,000	321,084
3.800%, 10/07/24 (144A)	518,000	568,847
3.850%, 12/15/25 (144A)	1,811,000	2,004,338
BAE Systems plc 3.400%, 04/15/30 (144A)	508,000	554,016
Boeing Co. (The)
3.825%, 03/01/59 (f)	43,000	36,458

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Co. (The)
4.508%, 05/01/23	410,000	$432,923
4.875%, 05/01/25	345,000	375,654
5.930%, 05/01/60	1,170,000	1,382,512
Embraer Netherlands Finance B.V. 5.400%, 02/01/27 (f)	268,000	237,180
Embraer Overseas, Ltd. 5.696%, 09/16/23	601,000	572,459
General Dynamics Corp.
3.500%, 05/15/25 (f)	420,000	470,955
3.625%, 04/01/30 (f)	1,538,000	1,800,473
4.250%, 04/01/50	468,000	607,903
Howmet Aerospace, Inc. 6.875%, 05/01/25	730,000	792,868
L3Harris Technologies, Inc.
3.850%, 06/15/23	440,000	478,390
3.850%, 12/15/26	2,355,000	2,695,031
4.400%, 06/15/28	3,389,000	4,008,064
Lockheed Martin Corp.
1.850%, 06/15/30	180,000	184,455
2.800%, 06/15/50	1,410,000	1,487,236
3.550%, 01/15/26 (f)	2,100,000	2,409,472
3.600%, 03/01/35	2,370,000	2,844,385
3.800%, 03/01/45	723,000	877,571
4.700%, 05/15/46	373,000	508,743
Northrop Grumman Corp.
2.930%, 01/15/25	2,185,000	2,360,484
3.250%, 01/15/28 (f)	2,882,000	3,219,952
4.030%, 10/15/47	159,000	192,277
5.250%, 05/01/50 (f)	648,000	931,812
Raytheon Technologies Corp.
2.250%, 07/01/30	2,667,000	2,782,229
3.150%, 12/15/24 (144A)	775,000	837,389
3.200%, 03/15/24 (144A)	1,611,000	1,733,102
3.650%, 08/16/23	132,000	142,808
3.950%, 08/16/25	1,231,000	1,405,529
4.125%, 11/16/28 (f)	4,520,000	5,326,649
4.150%, 05/15/45	3,000	3,582
4.200%, 12/15/44 (144A)	425,000	485,593
5.400%, 05/01/35	265,000	357,742
7.000%, 11/01/28 (144A)	1,810,000	2,490,615
7.200%, 08/15/27 (144A)	525,000	705,232
TransDigm, Inc.
6.250%, 03/15/26 (144A)	4,758,000	4,755,026
8.000%, 12/15/25 (144A)	1,880,000	1,975,861

		55,356,899

Agriculture—0.6%
Altria Group, Inc.
3.125%, 06/15/31 (EUR)	1,500,000	1,833,450
4.000%, 01/31/24 (f)	690,000	759,829
4.400%, 02/14/26	1,700,000	1,955,312
4.800%, 02/14/29	1,535,000	1,789,347
5.800%, 02/14/39	1,852,000	2,309,061

Agriculture—(Continued)
BAT Capital Corp.
3.215%, 09/06/26	435,000	466,959
3.222%, 08/15/24	412,000	441,474
4.540%, 08/15/47 (f)	684,000	744,541
4.700%, 04/02/27 (f)	428,000	489,098
4.906%, 04/02/30 (f)	5,000	5,871
5.282%, 04/02/50	273,000	329,919
Darling Ingredients, Inc. 5.250%, 04/15/27 (144A)	325,000	334,028
Philip Morris International, Inc.
1.450%, 08/01/39 (EUR)	2,000,000	2,089,467
2.875%, 05/01/24	62,000	66,598
3.250%, 11/10/24 (f)	264,000	292,197
Reynolds American, Inc.
4.450%, 06/12/25	1,776,000	2,000,834
5.850%, 08/15/45	2,162,000	2,703,519

		18,611,504

Airlines—0.5%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	557,613	505,543
3.700%, 01/15/26 (144A)	8,532	6,753
4.125%, 05/15/25 (144A)	710,686	654,330
5.000%, 12/15/23 (144A)	338,399	283,022
Alaska Airlines Pass-Through Trust 4.800%, 08/15/27 (144A)	1,555,000	1,574,437
American Airlines Pass-Through Trust
3.000%, 10/15/28	1,133,045	1,039,113
3.150%, 02/15/32	1,186,447	1,091,591
3.200%, 06/15/28	457,600	430,972
3.575%, 01/15/28	149,962	145,087
3.600%, 09/22/27	262,617	242,753
3.650%, 02/15/29	343,558	328,966
3.700%, 10/15/25	402,883	279,848
3.750%, 10/15/25	21,034	14,883
3.850%, 02/15/28	1,265,516	885,948
4.400%, 09/22/23	1,605,272	1,141,785
4.950%, 02/15/25	348,623	263,553
5.250%, 01/15/24	1,001,549	662,541
Azul Investments LLP 5.875%, 10/26/24 (144A)	200,000	93,300
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,215,000	2,217,564
Gol Finance S.A. 7.000%, 01/31/25 (144A)	545,000	305,205
Latam Finance, Ltd. 6.875%, 04/11/24 (g)	200,000	56,000
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	946,207	702,492
U.S. Airways Pass-Through Trust
5.375%, 11/15/21	146,129	118,706
6.750%, 06/03/21	39,001	31,501
United Airlines Pass-Through Trust
2.700%, 05/01/32	580,000	523,666
2.875%, 10/07/28	462,561	431,944

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
United Airlines Pass-Through Trust
3.100%, 07/07/28	144,970	$139,206
3.450%, 12/01/27	185,516	180,852
3.500%, 05/01/28	1,021,000	767,712
3.500%, 03/01/30	251,917	235,625
3.650%, 10/07/25	66,800	48,396
3.650%, 01/07/26	115,190	84,999
4.150%, 08/25/31	232,874	228,874
4.600%, 03/01/26	518,336	388,341
4.625%, 09/03/22	116,756	102,927
4.750%, 04/11/22	252,891	224,598

		16,433,033

Apparel—0.1%
Hanesbrands, Inc.
4.625%, 05/15/24 (144A)	742,000	738,290
4.875%, 05/15/26 (144A)	106,000	106,795
NIKE, Inc. 2.750%, 03/27/27 (f)	1,880,000	2,063,509
Under Armour, Inc. 3.250%, 06/15/26 (f)	71,000	62,672
William Carter Co. (The) 5.625%, 03/15/27 (144A)	329,000	338,870

		3,310,136

Auto Manufacturers—0.8%
Daimler Finance North America LLC 3.350%, 05/04/21 (144A)	1,270,000	1,293,462
Ford Motor Credit Co. LLC
3.157%, 08/04/20	500,000	496,975
3.200%, 01/15/21	1,026,000	1,010,610
3.336%, 03/18/21	205,000	202,891
5.750%, 02/01/21	1,114,000	1,119,214
General Motors Co.
5.200%, 04/01/45	519,000	501,912
5.950%, 04/01/49	638,000	669,089
6.600%, 04/01/36	477,000	518,634
General Motors Financial Co., Inc.
2.750%, 06/20/25	3,242,000	3,194,884
4.000%, 01/15/25	2,434,000	2,544,399
4.350%, 04/09/25	211,000	222,693
5.100%, 01/17/24 (f)	2,320,000	2,479,838
5.200%, 03/20/23 (f)	3,167,000	3,388,528
Hyundai Capital America
2.375%, 02/10/23 (144A) (f)	3,142,000	3,173,863
3.950%, 02/01/22 (144A)	965,000	992,612
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,246,424
Toyota Motor Credit Corp.
3.200%, 01/11/27	14,000	15,578
3.375%, 04/01/30	1,216,000	1,397,286

		24,468,892

Auto Parts & Equipment—0.0%
American Axle & Manufacturing, Inc. 6.250%, 04/01/25 (f)	396,000	389,070
Aptiv plc 5.400%, 03/15/49	163,000	170,314
Magna International, Inc. 2.450%, 06/15/30	370,000	378,677

		938,061

Banks—8.4%
Banco de Credito del Peru 3.125%, 5Y H15 + 3.000%, 07/01/30 (144A) (a)	574,000	569,121
Banco do Brasil S.A.
5.375%, 01/15/21 (144A) (f)	300,000	304,503
5.875%, 01/26/22 (144A)	255,000	262,408
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (g)	200,000	35,952
Banco Internacional del Peru SAA Interbank 3.250%, 10/04/26 (144A) (f)	371,000	374,246
Banco Santander Mexico S.A. 5.375%, 04/17/25 (144A) (f)	613,000	670,867
Banco Santander S.A.
2.706%, 06/27/24	1,600,000	1,681,705
3.306%, 06/27/29 (f)	1,000,000	1,079,108
Banco Votorantim S.A. 4.000%, 09/24/22 (144A)	551,000	554,449
Bancolombia S.A. 3.000%, 01/29/25	521,000	510,632
Bank of America Corp.
2.328%, 3M LIBOR + 0.630%, 10/01/21 (a)	10,082,000	10,123,072
2.456%, 3M LIBOR + 0.870%, 10/22/25 (a)	2,003,000	2,107,210
2.676%, SOFR + 1.930%, 06/19/41 (a)	4,107,000	4,217,428
2.816%, 3M LIBOR + 0.930%, 07/21/23 (a)	1,283,000	1,332,690
2.881%, 3M LIBOR + 1.021%, 04/24/23 (a)	946,000	980,641
2.884%, 3M LIBOR + 1.190%, 10/22/30 (a) (f)	1,925,000	2,082,507
3.419%, 3M LIBOR + 1.040%, 12/20/28 (a)	7,301,000	8,130,683
3.499%, 3M LIBOR + 0.630%, 05/17/22 (a)	2,415,000	2,472,374
3.593%, 3M LIBOR + 1.370%, 07/21/28 (a)	75,000	84,252
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	4,747,000	5,364,908
3.824%, 3M LIBOR + 1.575%, 01/20/28 (a)	1,045,000	1,188,481
3.950%, 04/21/25	593,000	656,160
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	945,000	1,082,454
4.000%, 01/22/25 (f)	355,000	391,797
4.200%, 08/26/24	1,635,000	1,814,273
4.450%, 03/03/26	1,996,000	2,291,817
5.875%, 3M LIBOR + 2.931%, 03/15/28 (a) (f)	1,600,000	1,634,470
Bank of Montreal
2.500%, 06/28/24	36,000	38,181
3.300%, 02/05/24	1,877,000	2,036,545
Bank of New York Mellon Corp. (The)
3.442%, 3M LIBOR + 1.069%, 02/07/28 (a)	1,343,000	1,523,273
3.500%, 04/28/23	262,000	283,012
3.726%, 3M LIBOR + 3.420%, 09/20/20 (a) (f)	830,000	787,421
4.625%, 3M LIBOR + 3.131%, 09/20/26 (a) (f)	1,770,000	1,742,388
Barclays plc
4.337%, 01/10/28	383,000	425,126
4.375%, 01/12/26	517,000	582,152
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a) (f)	1,079,000	1,263,960

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
BBVA Bancomer S.A.
5.875%, 5Y H15 + 4.308%, 09/13/34 (144A) (a)	680,000	$663,000
6.750%, 09/30/22 (144A)	524,000	558,532
BNP Paribas S.A.
2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	625,000	638,526
2.819%, 3M LIBOR + 1.111%, 11/19/25 (144A) (a)	976,000	1,022,153
3.052%, SOFR + 1.507%, 01/13/31 (144A) (a)	889,000	935,178
3.375%, 01/09/25 (144A)	797,000	861,429
3.500%, 03/01/23 (144A)	3,097,000	3,278,090
BPCE S.A. 2.700%, 10/01/29 (144A)	2,283,000	2,436,293
Citigroup, Inc.
2.876%, 3M LIBOR + 0.950%, 07/24/23 (a)	6,000	6,244
2.976%, SOFR + 1.422%, 11/05/30 (a)	324,000	344,723
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a) (f)	4,596,000	5,123,316
3.887%, 3M LIBOR + 1.563%, 01/10/28 (a)	1,609,000	1,813,366
4.075%, 3M LIBOR + 1.192%, 04/23/29 (a)	2,753,000	3,140,215
4.400%, 06/10/25	1,238,000	1,386,386
4.450%, 09/29/27	387,000	441,024
Citizens Financial Group, Inc. 3.250%, 04/30/30 (f)	319,000	344,676
Credicorp, Ltd. 2.750%, 06/17/25 (144A)	200,000	199,030
Credit Suisse AG 2.950%, 04/09/25	471,000	510,914
Credit Suisse Group AG 2.997%, 3M LIBOR + 1.200%, 12/14/23 (144A) (a)	1,900,000	1,977,679
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	2,657,000	2,822,375
Danske Bank A/S
5.000%, 01/12/22 (144A)	1,121,000	1,178,883
5.375%, 01/12/24 (144A)	2,770,000	3,082,518
Deutsche Bank AG
2.700%, 07/13/20 (f)	3,595,000	3,595,755
2.950%, 08/20/20	325,000	325,269
Discover Bank 4.650%, 09/13/28 (f)	2,805,000	3,220,891
Fifth Third Bancorp 3.650%, 01/25/24	1,123,000	1,224,958
Goldman Sachs Group, Inc. (The)
1.562%, 3M LIBOR + 1.170%, 05/15/26 (a)	1,310,000	1,300,432
2.350%, 11/15/21 (f)	3,418,000	3,439,924
3.500%, 01/23/25	3,313,000	3,606,718
3.500%, 04/01/25	3,352,000	3,675,493
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	4,214,000	4,719,735
3.750%, 02/25/26 (f)	1,164,000	1,298,208
3.850%, 01/26/27	320,000	360,965
Grupo Aval, Ltd.
4.375%, 02/04/30 (144A)	827,000	789,785
4.750%, 09/26/22	204,000	205,393
HSBC Holdings plc
3.973%, 3M LIBOR + 1.610%, 05/22/30 (a)	2,007,000	2,227,475
4.292%, 3M LIBOR + 1.348%, 09/12/26 (a)	2,952,000	3,283,741
4.300%, 03/08/26	200,000	225,761
ING Groep NV
1.400%, 1Y H15 + 1.100%, 07/01/26 (144A) (a)	675,000	676,575

Banks—(Continued)
ING Groep NV
4.100%, 10/02/23	4,065,000	4,458,298
4.625%, 01/06/26 (144A)	689,000	807,257
Itau Unibanco Holding S.A.
2.900%, 01/24/23 (144A)	901,000	890,873
3.250%, 01/24/25 (144A)	701,000	689,609
6.125%, 5Y H15 + 3.981%, 12/12/22 (144A) (a)	400,000	372,500
6.500%, 5Y H15 + 3.863%, 03/19/23 (144A) (a)	200,000	186,440
JPMorgan Chase & Co.
2.005%, SOFR + 1.585%, 03/13/26 (a)	1,257,000	1,300,927
2.182%, SOFR + 1.890%, 06/01/28 (a)	570,000	589,609
2.301%, SOFR + 1.160%, 10/15/25 (a)	1,220,000	1,277,980
2.550%, 03/01/21	2,113,000	2,139,384
2.972%, 01/15/23 (f)	893,000	924,400
3.109%, SOFR + 2.440%, 04/22/51 (a) (f)	4,035,000	4,342,574
3.200%, 06/15/26	60,000	66,597
3.207%, 3M LIBOR + 0.695%, 04/01/23 (a)	3,863,000	4,022,122
3.540%, 3M LIBOR + 1.380%, 05/01/28 (a) (f)	9,129,000	10,186,993
3.559%, 3M LIBOR + 0.730%, 04/23/24 (a)	610,000	654,042
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a) (f)	1,672,000	1,894,424
3.797%, 3M LIBOR + 0.890%, 07/23/24 (a)	3,588,000	3,890,390
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	433,000	511,966
3.900%, 07/15/25	900,000	1,020,682
3.960%, 3M LIBOR + 1.245%, 01/29/27 (a) (f)	2,031,000	2,313,405
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	181,000	221,126
4.005%, 3M LIBOR + 1.120%, 04/23/29 (a)	818,000	945,180
4.023%, 3M LIBOR + 1.000%, 12/05/24 (a)	8,735,000	9,625,038
4.203%, 3M LIBOR + 1.260%, 07/23/29 (a)	1,111,000	1,302,348
4.452%, 3M LIBOR + 1.330%, 12/05/29 (a)	245,000	293,713
4.493%, SOFR + 3.790%, 03/24/31 (a) (f)	1,140,000	1,392,676
KeyCorp
2.550%, 10/01/29	320,000	331,160
4.150%, 10/29/25	188,000	215,550
Lloyds Banking Group plc
2.438%, 1Y H15 + 1.000%, 02/05/26 (a)	540,000	557,736
3.750%, 01/11/27	1,107,000	1,225,227
4.375%, 03/22/28	278,000	322,563
Mitsubishi UFJ Financial Group, Inc.
2.665%, 07/25/22	374,000	388,420
2.998%, 02/22/22	256,000	265,259
3.195%, 07/18/29	462,000	505,101
3.455%, 03/02/23	5,820,000	6,212,307
3.535%, 07/26/21	265,000	273,437
3.761%, 07/26/23	1,465,000	1,590,889
Mizuho Financial Group, Inc.
2.273%, 09/13/21	628,000	640,581
2.555%, 3M LIBOR + 1.100%, 09/13/25 (a)	4,424,000	4,609,210
2.632%, 04/12/21 (144A)	1,805,000	1,835,164
2.953%, 02/28/22 (f)	8,279,000	8,586,043
Morgan Stanley
2.188%, SOFR + 1.990%, 04/28/26 (a) (f)	3,761,000	3,911,481
2.699%, SOFR + 1.143%, 01/22/31 (a)	748,000	794,479
2.720%, SOFR + 1.152%, 07/22/25 (a) (f)	220,000	233,599
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,290,000	1,450,770
3.622%, SOFR + 3.120%, 04/01/31 (a)	1,710,000	1,953,039
3.625%, 01/20/27	6,874,000	7,759,717

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
3.700%, 10/23/24	950,000	$1,053,683
3.875%, 04/29/24	1,691,000	1,869,868
4.000%, 07/23/25	3,170,000	3,594,110
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a)	1,443,000	1,718,871
Northern Trust Corp. 3.150%, 05/03/29 (f)	558,000	635,119
Royal Bank of Scotland Group plc 3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	200,000	207,648
Santander UK Group Holdings plc 2.875%, 08/05/21	1,905,000	1,948,818
Standard Chartered plc 3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (a)	392,000	412,978
State Street Corp.
2.650%, 05/19/26	759,000	832,746
5.250%, 3M LIBOR + 3.597%, 09/15/20 (a) (f)	840,000	801,822
5.625%, 3M LIBOR + 2.539%, 12/15/23 (a) (f)	2,815,000	2,723,513
Sumitomo Mitsui Financial Group, Inc.
2.348%, 01/15/25	1,088,000	1,136,839
2.448%, 09/27/24 (f)	1,499,000	1,573,008
2.696%, 07/16/24	1,545,000	1,636,727
3.040%, 07/16/29	300,000	323,272
UBS Group AG
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	3,575,000	3,702,991
4.125%, 09/24/25 (144A)	2,791,000	3,163,472
4.125%, 04/15/26 (144A)	1,575,000	1,792,355
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (a) (f)	2,545,000	2,643,619
Wells Fargo & Co.
2.393%, SOFR + 2.100%, 06/02/28 (a)	622,000	642,543
2.625%, 07/22/22	279,000	290,676
2.879%, 3M LIBOR + 1.170%, 10/30/30 (a)	1,333,000	1,424,556
3.000%, 04/22/26	1,074,000	1,172,810
3.000%, 10/23/26	2,347,000	2,559,749
3.068%, SOFR + 2.530%, 04/30/41 (a)	3,445,000	3,584,618
3.500%, 03/08/22 (f)	1,255,000	1,314,542
3.750%, 01/24/24	4,478,000	4,892,879
Wells Fargo Bank N.A. 3.325%, 3M LIBOR + 0.490%, 07/23/21 (a)	350,000	350,570

		275,608,581

Beverages—0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36 (f)	5,600,000	6,602,000
Anheuser-Busch InBev Worldwide, Inc.
3.500%, 01/12/24	1,095,000	1,193,465
3.500%, 06/01/30 (f)	2,571,000	2,890,227
4.000%, 04/13/28	239,000	275,779
4.750%, 01/23/29	5,361,000	6,476,356
4.900%, 01/23/31 (f)	311,000	391,790
4.950%, 01/15/42	158,000	191,134
5.450%, 01/23/39	620,000	783,133
Embotelladora Andina S.A. 3.950%, 01/21/50 (144A)	430,000	430,215

Beverages—(Continued)
Fomento Economico Mexicano S.A.B. de C.V. 3.500%, 01/16/50	478,000	493,157
Keurig Dr Pepper, Inc.
3.400%, 11/15/25	1,645,000	1,832,111
4.057%, 05/25/23	1,000,000	1,090,553
Molson Coors Beverage Co. 4.200%, 07/15/46	340,000	330,741
PepsiCo, Inc.
3.450%, 10/06/46	426,000	491,788
4.000%, 05/02/47	279,000	350,925
4.450%, 04/14/46	19,000	25,331

		23,848,705

Biotechnology—0.2%
Amgen, Inc.
2.450%, 02/21/30	1,383,000	1,461,946
4.400%, 05/01/45	2,190,000	2,717,071
4.663%, 06/15/51	101,000	133,942
Biogen, Inc. 2.250%, 05/01/30	1,005,000	1,014,193
Gilead Sciences, Inc.
4.500%, 02/01/45	570,000	741,789
4.600%, 09/01/35	571,000	745,075
4.800%, 04/01/44	814,000	1,088,168

		7,902,184

Building Materials—0.3%
Carrier Global Corp.
1.923%, 02/15/23 (144A)	3,493,000	3,563,722
2.242%, 02/15/25 (144A)	4,190,000	4,295,924
Johnson Controls International plc
4.625%, 07/02/44	184,000	207,921
5.125%, 09/14/45	11,000	13,247
Masonite International Corp. 5.375%, 02/01/28 (144A)	328,000	335,380
Owens Corning
3.875%, 06/01/30	672,000	717,354
3.950%, 08/15/29 (f)	156,000	170,007
Standard Industries, Inc.
4.750%, 01/15/28 (144A)	118,000	119,622
5.000%, 02/15/27 (144A)	324,000	328,050
6.000%, 10/15/25 (144A)	130,000	133,805
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, 07/15/23	329,000	327,536
U.S. Concrete, Inc. 6.375%, 06/01/24 (f)	313,000	310,652

		10,523,220

Chemicals—0.4%
Dow Chemical Co. (The)
1.875%, 03/15/40 (EUR)	1,935,000	2,003,932
3.625%, 05/15/26	950,000	1,045,979
4.550%, 11/30/25	260,000	296,406
9.000%, 04/01/21	1,125,000	1,175,446

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
DuPont de Nemours, Inc. 4.493%, 11/15/25	3,202,000	$3,686,157
LYB International Finance B.V. 4.875%, 03/15/44 (f)	597,000	704,199
MEGlobal Canada ULC
5.000%, 05/18/25 (144A)	555,000	596,864
5.875%, 05/18/30 (144A)	325,000	366,818
OCP S.A. 4.500%, 10/22/25	213,000	221,645
SABIC Capital II B.V. 4.000%, 10/10/23 (144A)	527,000	561,074
SASOL Financing USA LLC 5.875%, 03/27/24	289,000	257,210
Sherwin-Williams Co. (The)
2.300%, 05/15/30	746,000	760,615
2.950%, 08/15/29	205,000	220,333
4.000%, 12/15/42	240,000	256,694
4.500%, 06/01/47	130,000	158,185

		12,311,557

Commercial Services—0.8%
AMN Healthcare, Inc. 5.125%, 10/01/24 (144A)	978,000	978,000
Capitol Investment Merger Sub 2 LLC 10.000%, 08/01/24 (144A)	907,000	905,005
Claremont Mckenna College 3.378%, 01/01/50	609,000	665,598
Conservation Fund (The) 3.474%, 12/15/29	220,000	236,063
DP World Crescent, Ltd. 3.908%, 05/31/23	398,000	412,925
Ford Foundation (The) 2.415%, 06/01/50	480,000	488,592
George Washington University (The) 4.126%, 09/15/48	713,000	870,743
Global Payments, Inc. 2.900%, 05/15/30 (f)	866,000	905,717
3.750%, 06/01/23	496,000	534,867
3.800%, 04/01/21	532,000	541,637
4.000%, 06/01/23	39,000	42,271
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	724,000	725,557
Jaguar Holding Co. II / PPD Development L.P. 5.000%, 06/15/28 (144A)	163,000	166,871
Moody’s Corp.
2.750%, 12/15/21 (f)	13,000	13,378
3.250%, 01/15/28	853,000	946,450
3.750%, 03/24/25	866,000	982,257
4.875%, 02/15/24	389,000	439,480
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A) (f)	287,000	285,533
Northeastern University 2.894%, 10/01/50	328,000	332,247
PayPal Holdings, Inc.
1.650%, 06/01/25	737,000	762,865
2.650%, 10/01/26	375,000	407,524

Commercial Services—(Continued)
RELX Capital, Inc.
3.000%, 05/22/30	1,263,000	1,367,656
3.500%, 03/16/23	1,870,000	1,994,132
4.000%, 03/18/29	1,531,000	1,777,646
United Rentals North America, Inc.
3.875%, 11/15/27	893,000	890,768
4.625%, 10/15/25	474,000	476,370
4.875%, 01/15/28	1,363,000	1,397,075
5.250%, 01/15/30	89,000	91,893
5.500%, 05/15/27	662,000	681,860
5.875%, 09/15/26	660,000	691,680
6.500%, 12/15/26	730,000	766,500
University of Southern California 3.028%, 10/01/39	77,000	83,849
University of Texas System 3.672%, 04/01/49	1,014,000	1,115,422
Wesleyan University 4.781%, 07/01/2116	536,000	630,149
Yale University 1.482%, 04/15/30	983,000	993,321

		24,601,901

Computers—1.0%
Apple, Inc.
3.450%, 02/09/45 (f)	1,078,000	1,257,597
3.850%, 05/04/43	1,589,000	1,970,771
4.250%, 02/09/47	401,000	527,985
Dell International LLC / EMC Corp.
4.900%, 10/01/26 (144A)	931,000	1,025,083
8.100%, 07/15/36 (144A)	1,193,000	1,554,114
DXC Technology Co.
4.000%, 04/15/23 (f)	1,225,000	1,285,661
4.125%, 04/15/25	200,000	212,807
Hewlett Packard Enterprise Co.
3.500%, 10/05/21	944,000	973,947
3.600%, 10/15/20	3,013,000	3,031,918
4.400%, 10/15/22	140,000	149,880
4.450%, 10/02/23	875,000	956,158
4.650%, 10/01/24	4,102,000	4,606,154
HP, Inc. 6.000%, 09/15/41	160,000	189,861
International Business Machines Corp.
1.950%, 05/15/30	3,093,000	3,162,861
2.850%, 05/15/40	2,167,000	2,241,419
3.300%, 05/15/26	4,687,000	5,274,104
Leidos, Inc. 4.375%, 05/15/30 (144A)	1,950,000	2,196,577
Seagate HDD Cayman 4.091%, 06/01/29 (144A)	570,000	596,141

		31,213,038

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc.
4.000%, 01/15/28 (144A) (f)	481,000	$467,421
5.875%, 05/15/26 (144A)	366,000	362,340
H&E Equipment Services, Inc. 5.625%, 09/01/25	1,190,000	1,201,650
HD Supply, Inc. 5.375%, 10/15/26 (144A) (f)	403,000	411,564
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A) (f)	573,000	564,405
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	641,000	618,565

		3,625,945

Diversified Financial Services—0.8%
Alpha Holding S.A. de C.V. 9.000%, 02/10/25 (144A)	609,000	543,533
American Express Co.
2.500%, 07/30/24	2,154,000	2,280,887
3.125%, 05/20/26	1,494,000	1,657,283
3.700%, 08/03/23	448,000	487,532
4.200%, 11/06/25	655,000	762,017
American Express Credit Corp. 2.600%, 09/14/20	11,000	11,028
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A) †	1,018,000	702,420
BOC Aviation, Ltd. 3.250%, 04/29/25 (144A)	555,000	567,922
Capital One Financial Corp.
3.450%, 04/30/21	288,000	294,027
3.500%, 06/15/23	133,000	142,438
3.900%, 01/29/24	851,000	925,449
4.750%, 07/15/21 (f)	231,000	240,871
Charles Schwab Corp. (The) 3.200%, 03/02/27	660,000	736,663
Discover Financial Services
4.100%, 02/09/27	163,000	178,129
4.500%, 01/30/26 (f)	218,000	244,281
E*TRADE Financial Corp. 3.800%, 08/24/27	170,000	188,500
GE Capital International Funding Co. 4.418%, 11/15/35	1,525,000	1,548,250
Intercontinental Exchange, Inc.
3.100%, 09/15/27	500,000	551,563
3.750%, 09/21/28	602,000	701,146
Intercorp Peru, Ltd. 3.875%, 08/15/29 (144A)	200,000	197,500
Mastercard, Inc.
2.950%, 06/01/29	1,537,000	1,727,618
3.300%, 03/26/27	512,000	579,789
3.350%, 03/26/30	1,768,000	2,045,278
Muthoot Finance, Ltd. 6.125%, 10/31/22 (144A)	492,000	496,674
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/23 (144A)	585,000	600,327
9.125%, 07/15/26 (144A)	1,221,000	1,290,438

Diversified Financial Services—(Continued)
Navient Corp.
5.875%, 03/25/21 (f)	332,000	326,190
5.875%, 10/25/24	292,000	274,299
6.500%, 06/15/22 (f)	542,000	532,515
6.625%, 07/26/21	398,000	390,040
6.750%, 06/25/25	308,000	294,525
6.750%, 06/15/26	304,000	282,720
7.250%, 09/25/23	313,000	305,923
Nomura Holdings, Inc. 3.103%, 01/16/30 (f)	200,000	208,604
ORIX Corp. 2.900%, 07/18/22	22,000	22,760
Quicken Loans LLC
5.250%, 01/15/28 (144A)	641,000	666,640
5.750%, 05/01/25 (144A) (f)	651,000	665,511
Synchrony Financial
4.250%, 08/15/24	18,000	18,930
4.375%, 03/19/24 (f)	714,000	747,935
Visa, Inc.
1.900%, 04/15/27 (f)	1,822,000	1,904,264
2.700%, 04/15/40	764,000	818,472

		27,160,891

Electric—3.1%
Adani Electricity Mumbai, Ltd. 3.949%, 02/12/30 (144A)	326,000	302,870
AEP Texas, Inc.
3.450%, 01/15/50 (f)	480,000	517,092
3.950%, 06/01/28 (f)	2,222,000	2,526,732
AEP Transmission Co. LLC
3.150%, 09/15/49	730,000	785,383
3.650%, 04/01/50	466,000	537,838
3.800%, 06/15/49	840,000	989,881
4.250%, 09/15/48	505,000	626,110
Alabama Power Co.
3.450%, 10/01/49	723,000	802,495
3.550%, 12/01/23 (f)	200,000	217,930
3.750%, 03/01/45	1,116,000	1,265,511
4.150%, 08/15/44	80,000	95,625
4.300%, 07/15/48	310,000	381,756
6.000%, 03/01/39	34,000	49,072
Ameren Illinois Co.
3.250%, 03/15/50	775,000	855,189
3.700%, 12/01/47	10,000	11,554
3.800%, 05/15/28	800,000	923,018
Baltimore Gas & Electric Co.
2.900%, 06/15/50	14,000	14,279
3.200%, 09/15/49 (f)	235,000	249,272
3.500%, 08/15/46	980,000	1,097,733
3.750%, 08/15/47	699,000	810,485
Calpine Corp.
4.500%, 02/15/28 (144A) (f)	3,173,000	3,109,540
5.250%, 06/01/26 (144A)	1,676,000	1,692,274
5.500%, 02/01/24	300,000	300,000

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
CenterPoint Energy Houston Electric LLC
3.550%, 08/01/42	135,000	$150,560
3.950%, 03/01/48	406,000	492,110
Centrais Eletricas Brasileiras S.A. 3.625%, 02/04/25 (144A)	723,000	706,732
Colbun S.A. 3.150%, 03/06/30 (144A)	200,000	202,100
Commonwealth Edison Co. 2.950%, 08/15/27	310,000	340,153
Consumers Energy Co.
3.100%, 08/15/50 (f)	445,000	494,929
3.375%, 08/15/23	12,000	12,914
3.500%, 08/01/51	615,000	724,276
3.750%, 02/15/50	1,357,000	1,654,210
4.050%, 05/15/48	390,000	490,333
Dayton Power & Light Co. (The) 3.950%, 06/15/49	905,000	964,006
DTE Electric Co. 4.050%, 05/15/48	1,373,000	1,690,828
Duke Energy Carolinas LLC
2.450%, 08/15/29 (f)	1,290,000	1,385,098
2.450%, 02/01/30 (f)	1,029,000	1,111,591
3.050%, 03/15/23	255,000	271,286
3.200%, 08/15/49	993,000	1,113,448
3.700%, 12/01/47	735,000	867,173
3.750%, 06/01/45	165,000	192,551
3.875%, 03/15/46	271,000	323,427
3.950%, 11/15/28	321,000	381,865
3.950%, 03/15/48	9,000	11,131
Duke Energy Florida LLC
1.750%, 06/15/30	622,000	628,416
2.500%, 12/01/29	2,535,000	2,741,281
3.400%, 10/01/46	520,000	585,778
3.800%, 07/15/28	755,000	881,920
4.200%, 07/15/48	344,000	434,296
Duke Energy Ohio, Inc. 3.650%, 02/01/29	2,370,000	2,740,227
Duke Energy Progress LLC
3.000%, 09/15/21	480,000	490,417
3.450%, 03/15/29 (f)	1,132,000	1,300,107
3.700%, 09/01/28	1,451,000	1,686,245
3.700%, 10/15/46	221,000	258,158
4.100%, 05/15/42	95,000	114,447
4.100%, 03/15/43	440,000	529,779
4.150%, 12/01/44	252,000	307,708
4.200%, 08/15/45	80,000	98,957
Edison International
2.400%, 09/15/22	1,222,000	1,237,936
3.125%, 11/15/22	9,000	9,269
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A) (f)	323,000	323,807
Entergy Louisiana LLC
4.200%, 09/01/48	1,317,000	1,677,614
5.400%, 11/01/24	405,000	479,801
Eversource Energy 2.900%, 10/01/24	375,000	402,214

Electric—(Continued)
Exelon Corp. 5.625%, 06/15/35	329,000	432,115
FirstEnergy Corp.
2.050%, 03/01/25	272,000	280,598
2.650%, 03/01/30 (f)	462,000	482,108
3.400%, 03/01/50	850,000	906,247
FirstEnergy Transmission LLC
4.350%, 01/15/25 (144A)	3,191,000	3,608,916
4.550%, 04/01/49 (144A)	1,094,000	1,328,748
Florida Power & Light Co.
3.150%, 10/01/49	1,435,000	1,630,996
3.950%, 03/01/48	1,162,000	1,460,540
3.990%, 03/01/49	537,000	689,844
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	1,023,000	511,510
Genneia S.A. 8.750%, 01/20/22 (144A)	15,000	12,411
ITC Holdings Corp. 2.700%, 11/15/22	70,000	72,978
MidAmerican Energy Co.
3.100%, 05/01/27 (f)	70,000	78,619
3.150%, 04/15/50	680,000	749,380
3.650%, 04/15/29 (f)	1,801,000	2,148,996
4.250%, 07/15/49	687,000	891,547
Northern States Power Co.
2.600%, 06/01/51	25,000	25,202
2.900%, 03/01/50	356,000	389,158
3.400%, 08/15/42	1,090,000	1,234,649
4.000%, 08/15/45	471,000	571,781
NRG Energy, Inc.
5.250%, 06/15/29 (144A)	614,000	646,106
5.750%, 01/15/28	537,000	566,535
6.625%, 01/15/27	1,021,000	1,066,945
7.250%, 05/15/26	1,820,000	1,920,100
NSTAR Electric Co.
3.200%, 05/15/27	273,000	306,650
3.250%, 05/15/29	190,000	215,540
3.950%, 04/01/30 (f)	306,000	366,932
Ohio Power Co.
4.000%, 06/01/49	605,000	733,140
6.600%, 02/15/33	955,000	1,329,668
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	595,000	655,662
3.700%, 11/15/28 (f)	1,155,000	1,355,621
3.800%, 09/30/47	269,000	325,344
3.800%, 06/01/49	243,000	294,062
5.750%, 03/15/29	110,000	144,279
Orazul Energy Egenor SCA 5.625%, 04/28/27 (144A)	229,000	226,140
PG&E Corp. 5.000%, 07/01/28	1,127,000	$1,122,774
Public Service Electric & Gas Co.
3.200%, 05/15/29	90,000	102,134
3.650%, 09/01/28	1,760,000	2,032,546

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Southern California Edison Co.
1.845%, 02/01/22	208,571	$208,748
2.250%, 06/01/30 (f)	1,590,000	1,614,568
2.900%, 03/01/21	415,000	421,694
3.600%, 02/01/45	8,000	8,667
3.700%, 08/01/25	2,255,000	2,494,535
4.000%, 04/01/47	1,054,000	1,203,572
4.200%, 03/01/29	135,000	157,411
Talen Energy Supply LLC 10.500%, 01/15/26 (144A)	449,000	354,710
Tampa Electric Co.
4.300%, 06/15/48	274,000	345,909
4.450%, 06/15/49	828,000	1,051,703
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,050,000	3,423,675
Virginia Electric & Power Co.
2.750%, 03/15/23	1,525,000	1,603,916
3.500%, 03/15/27	703,000	797,103
4.000%, 01/15/43	921,000	1,099,334
4.000%, 11/15/46	541,000	650,323
4.600%, 12/01/48	20,000	26,329
Vistra Operations Co. LLC
3.550%, 07/15/24 (144A) (f)	1,198,000	1,236,426
4.300%, 07/15/29 (144A)	2,060,000	2,165,330
5.000%, 07/31/27 (144A) (f)	734,000	746,294
5.500%, 09/01/26 (144A)	833,000	852,276
5.625%, 02/15/27 (144A) (f)	846,000	868,825

		100,918,606

Electronics—0.2%
Agilent Technologies, Inc.
2.750%, 09/15/29	435,000	472,692
3.050%, 09/22/26	1,312,000	1,437,519
3.875%, 07/15/23	1,582,000	1,709,220
Honeywell International, Inc. 0.750%, 03/10/32 (EUR)	1,355,000	1,488,637
Tyco Electronics Group S.A. 3.125%, 08/15/27	464,000	505,729

		5,613,797

Engineering & Construction—0.0%
IHS Netherlands Holdco B.V. 8.000%, 09/18/27 (144A)	470,000	473,525
Stoneway Capital Corp.
10.000%, 03/01/27 (g)	1,193,766	399,912
10.000%, 03/01/27 (144A) † (g)	1,137,974	381,221

		1,254,658

Entertainment—0.3%
Caesars Resort Collection LLC / CRC Finco, Inc. 5.250%, 10/15/25 (144A)	990,000	861,300
Cedar Fair L.P. 5.250%, 07/15/29 (144A) (f)	722,000	652,775

Entertainment—(Continued)
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op 5.375%, 04/15/27 (f)	632,000	565,640
Churchill Downs, Inc.
4.750%, 01/15/28 (144A) (f)	357,000	344,505
5.500%, 04/01/27 (144A)	754,000	733,340
Colt Merger Sub, Inc.
5.750%, 07/01/25 (144A)	460,000	462,300
6.250%, 07/01/25 (144A)	2,452,000	2,432,874
8.125%, 07/01/27 (144A)	761,000	740,073
Eldorado Resorts, Inc. 6.000%, 09/15/26	326,000	352,184
International Game Technology plc 6.250%, 02/15/22 (144A)	257,000	259,409
Scientific Games International, Inc. 5.000%, 10/15/25 (144A)	779,000	719,220
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A)	1,058,000	945,588
7.750%, 04/15/25 (144A) (f)	1,027,000	1,034,394

		10,103,602

Environmental Control—0.2%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	442,000	454,155
Republic Services, Inc.
2.500%, 08/15/24 (f)	1,025,000	1,090,305
2.900%, 07/01/26 (f)	750,000	819,290
3.950%, 05/15/28	2,209,000	2,579,129
4.750%, 05/15/23	1,484,000	1,644,744
Waste Management, Inc. 3.125%, 03/01/25	280,000	305,579
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	297,000	283,484

		7,176,686

Food—0.4%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
3.500%, 02/15/23 (144A)	639,000	646,987
4.625%, 01/15/27 (144A)	159,000	159,000
4.875%, 02/15/30 (144A)	118,000	120,729
5.750%, 03/15/25	1,545,000	1,578,805
5.875%, 02/15/28 (144A) (f)	688,000	709,858
6.625%, 06/15/24 (f)	654,000	670,350
7.500%, 03/15/26 (144A)	796,000	862,275
BRF GmbH 4.350%, 09/29/26 (144A)	582,000	561,630
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A)	200,000	195,952
Grupo KUO S.A.B. de C.V. 5.750%, 07/07/27 (144A)	643,000	591,560
JBS USA LUX S.A. / JBS USA Finance, Inc.
5.500%, 01/15/30 (144A)	147,000	150,675

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
JBS USA LUX S.A. / JBS USA Finance, Inc.
5.750%, 06/15/25 (144A)	545,000	$551,812
6.500%, 04/15/29 (144A)	959,000	1,017,739
6.750%, 02/15/28 (144A)	776,000	819,658
Lamb Weston Holdings, Inc.
4.625%, 11/01/24 (144A)	536,000	556,100
4.875%, 11/01/26 (144A) (f)	538,000	556,830
Pilgrim’s Pride Corp. 5.875%, 09/30/27 (144A)	1,080,000	1,080,216
Post Holdings, Inc.
5.500%, 12/15/29 (144A)	458,000	473,627
5.625%, 01/15/28 (144A)	580,000	600,300
5.750%, 03/01/27 (144A) (f)	792,000	819,720
Sigma Finance Netherlands B.V. 4.875%, 03/27/28 (144A)	286,000	307,450
Simmons Foods, Inc. 5.750%, 11/01/24 (144A)	306,000	290,700

		13,321,973

Food Service—0.0%
Aramark Services, Inc.
4.750%, 06/01/26	321,000	308,963
5.000%, 02/01/28 (144A) (f)	746,000	708,700

		1,017,663

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A. 4.250%, 04/30/29 (144A)	325,000	333,941
Georgia-Pacific LLC
1.750%, 09/30/25 (144A)	836,000	862,444
2.100%, 04/30/27 (144A)	745,000	773,535
3.600%, 03/01/25 (144A)	228,000	253,342
3.734%, 07/15/23 (144A)	1,071,000	1,157,259
5.400%, 11/01/20 (144A)	935,000	949,892
7.375%, 12/01/25	160,000	204,470
7.750%, 11/15/29	350,000	522,308
8.875%, 05/15/31	189,000	302,666
International Paper Co.
4.350%, 08/15/48 (f)	7,000	8,256
4.800%, 06/15/44	347,000	413,714
6.000%, 11/15/41	590,000	776,827
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	200,000	208,945

		6,767,599

Gas—0.1%
Atmos Energy Corp. 3.375%, 09/15/49 (f)	545,000	612,154
Dominion Energy Gas Holdings LLC
4.600%, 12/15/44	254,000	289,742
4.800%, 11/01/43 (f)	265,000	311,957
Grupo Energia Bogota S.A. ESP 4.875%, 05/15/30 (144A)	280,000	293,300
Piedmont Natural Gas Co., Inc. 3.640%, 11/01/46	135,000	146,334

Gas—(Continued)
Promigas S.A. ESP / Gases del Pacifico SAC 3.750%, 10/16/29	266,000	260,683

		1,914,170

Hand/Machine Tools—0.0%
Colfax Corp. 6.000%, 02/15/24 (144A)	396,000	408,375

Healthcare-Products—0.2%
Avantor, Inc. 6.000%, 10/01/24 (144A)	232,000	242,440
Boston Scientific Corp. 3.450%, 03/01/24	2,443,000	2,646,304
DH Europe Finance II Sarl
1.350%, 09/18/39 (EUR)	880,000	940,112
1.800%, 09/18/49 (EUR)	700,000	752,569
Medtronic Global Holdings SCA 1.750%, 07/02/49 (EUR)	700,000	765,601
Teleflex, Inc. 4.625%, 11/15/27	322,000	340,422
Thermo Fisher Scientific, Inc.
1.875%, 10/01/49 (EUR)	1,500,000	1,607,101
4.133%, 03/25/25 (f)	206,000	235,287
4.497%, 03/25/30 (f)	187,000	231,310

		7,761,146

Healthcare-Services—1.6%
Aetna, Inc.
4.125%, 11/15/42	7,000	7,869
4.500%, 05/15/42	639,000	759,856
6.625%, 06/15/36	44,000	62,560
Anthem, Inc.
2.375%, 01/15/25	903,000	956,983
4.101%, 03/01/28	1,094,000	1,278,570
Centene Corp.
4.250%, 12/15/27	1,602,000	1,653,120
4.625%, 12/15/29 (f)	413,000	437,272
5.250%, 04/01/25 (144A) (f)	492,000	506,612
5.375%, 06/01/26 (144A)	2,383,000	2,470,361
5.375%, 08/15/26 (144A)	483,000	502,421
Charles River Laboratories International, Inc.
4.250%, 05/01/28 (144A)	149,000	148,924
5.500%, 04/01/26 (144A)	271,000	281,840
CHRISTUS Health 4.341%, 07/01/28	842,000	950,912
Cottage Health Obligated Group 3.304%, 11/01/49	321,000	351,560
DaVita, Inc.
4.625%, 06/01/30 (144A)	1,206,000	1,199,367
5.000%, 05/01/25 (f)	946,000	967,285
Encompass Health Corp.
4.500%, 02/01/28	292,000	280,063
4.750%, 02/01/30	295,000	281,725
HCA, Inc.
4.125%, 06/15/29 (f)	285,000	314,313
4.750%, 05/01/23	2,822,000	3,062,071

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA, Inc.
5.000%, 03/15/24	2,065,000	$2,296,425
5.250%, 04/15/25 (f)	3,645,000	4,188,983
5.250%, 06/15/26	218,000	250,920
5.375%, 02/01/25	307,000	328,874
5.375%, 09/01/26 (f)	118,000	128,473
5.625%, 09/01/28	177,000	197,428
5.875%, 02/15/26	177,000	194,258
5.875%, 02/01/29 (f)	118,000	133,528
Humana, Inc. 3.125%, 08/15/29	903,000	977,827
4.500%, 04/01/25	180,000	205,827
Molina Healthcare, Inc. 5.375%, 11/15/22	458,000	467,160
Ochsner Clinic Foundation 5.897%, 05/15/45	385,000	495,287
PeaceHealth Obligated Group 4.787%, 11/15/48	131,000	173,526
RWJ Barnabas Health, Inc. 3.477%, 07/01/49	303,000	319,231
Select Medical Corp. 6.250%, 08/15/26 (144A) (f)	2,623,000	2,651,722
Sutter Health 3.695%, 08/15/28	739,000	826,606
Tenet Healthcare Corp.
4.625%, 07/15/24	958,000	938,773
4.625%, 09/01/24 (144A)	1,967,000	1,922,742
4.625%, 06/15/28 (144A)	92,000	90,131
4.875%, 01/01/26 (144A) (f)	3,083,000	3,019,675
5.125%, 05/01/25 (f)	1,708,000	1,648,579
5.125%, 11/01/27 (144A) (f)	177,000	174,646
6.250%, 02/01/27 (144A)	1,899,000	1,884,757
UnitedHealth Group, Inc.
2.750%, 05/15/40	2,204,000	2,337,339
2.950%, 10/15/27	490,000	546,813
3.100%, 03/15/26	459,000	512,337
3.700%, 12/15/25	847,000	970,953
3.750%, 07/15/25	3,886,000	4,429,754
3.750%, 10/15/47	261,000	311,318
4.250%, 04/15/47	126,000	161,737
4.250%, 06/15/48	795,000	1,015,787
4.625%, 11/15/41	268,000	351,436
5.800%, 03/15/36	162,000	228,968
6.500%, 06/15/37	50,000	76,109

		50,931,613

Home Builders—0.5%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.625%, 01/15/28 (144A)	1,207,000	1,185,877
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	996,525
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.250%, 09/15/27 (144A)	1,407,000	1,345,528
Century Communities, Inc. 6.750%, 06/01/27	313,000	314,565

Home Builders—(Continued)
DR Horton, Inc. 2.600%, 10/15/25	1,577,000	1,657,588
Forestar Group, Inc.
5.000%, 03/01/28 (144A) (f)	659,000	645,820
8.000%, 04/15/24 (144A)	2,190,000	2,266,650
Lennar Corp.
4.125%, 01/15/22 (f)	259,000	262,237
4.500%, 04/30/24	294,000	305,698
4.750%, 04/01/21	258,000	261,117
4.750%, 05/30/25	59,000	62,983
4.750%, 11/29/27	106,000	115,010
M/I Homes, Inc. 4.950%, 02/01/28	1,010,000	1,003,687
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	662,000	635,520
5.250%, 12/15/27 (144A)	618,000	614,910
PulteGroup, Inc.
5.000%, 01/15/27	71,000	75,970
5.500%, 03/01/26	83,000	90,520
Taylor Morrison Communities, Inc. 5.875%, 06/15/27 (144A)	59,000	61,109
Toll Brothers Finance Corp.
3.800%, 11/01/29 (f)	1,164,000	1,170,402
4.375%, 04/15/23	500,000	518,750
TRI Pointe Group, Inc. 5.700%, 06/15/28	60,000	60,900
William Lyon Homes, Inc. 6.000%, 09/01/23	900,000	920,250

		14,571,616

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26 (f)	748,000	755,480

Household Products/Wares—0.0%
Clorox Co. (The) 3.100%, 10/01/27	140,000	153,148
Kimberly-Clark de Mexico S.A.B. de C.V. 2.431%, 07/01/31 (144A)	334,000	335,503
Spectrum Brands, Inc. 5.750%, 07/15/25	523,000	536,739

		1,025,390

Insurance—0.5%
Ambac Assurance Corp. 5.100%, (144A) (s)	162,922	218,315
Ambac LSNI LLC 6.000%, 3M LIBOR + 5.000%, 02/12/23 (144A) (a)	857,521	846,802
Aon Corp.
3.750%, 05/02/29	2,471,000	2,829,914
4.500%, 12/15/28	2,229,000	2,655,112
AXA Equitable Holdings, Inc. 3.900%, 04/20/23 (f)	260,000	278,303
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	373,733

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Marsh & McLennan Cos., Inc.
1.349%, 09/21/26 (EUR)	830,000	$973,248
1.979%, 03/21/30 (EUR)	576,000	710,380
2.250%, 11/15/30 (f)	895,000	929,858
3.500%, 06/03/24	2,605,000	2,847,530
4.050%, 10/15/23	680,000	746,881
Principal Financial Group, Inc. 3.700%, 05/15/29	595,000	676,809
Travelers Cos., Inc. (The) 6.250%, 06/15/37	15,000	22,249
Trinity Acquisition plc 4.400%, 03/15/26	190,000	216,444
Willis North America, Inc. 3.600%, 05/15/24	755,000	817,127

		15,142,705

Internet—0.4%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24	1,400,000	1,527,000
Amazon.com, Inc. 3.875%, 08/22/37	1,370,000	1,695,825
Baidu, Inc.
3.075%, 04/07/25	200,000	210,156
4.375%, 05/14/24	915,000	996,446
Booking Holdings, Inc. 4.100%, 04/13/25 (f)	3,844,000	4,319,048
Expedia Group, Inc.
3.250%, 02/15/30	995,000	927,314
3.800%, 02/15/28 (f)	590,000	566,955
6.250%, 05/01/25 (144A)	991,000	1,058,181
Netflix, Inc.
4.375%, 11/15/26 (f)	118,000	122,740
4.875%, 04/15/28	189,000	202,092
4.875%, 06/15/30 (144A) (f)	118,000	126,068
5.375%, 11/15/29 (144A)	106,000	116,424
5.875%, 02/15/25	94,000	104,546
5.875%, 11/15/28	224,000	254,755
6.375%, 05/15/29	94,000	109,510
Tencent Holdings, Ltd. 3.240%, 06/03/50 (144A)	685,000	686,200

		13,023,260

Investment Companies—0.1%
MDGH - GMTN B.V.
2.500%, 11/07/24 (144A)	1,141,000	1,174,660
2.875%, 11/07/29 (144A)	382,000	399,805

		1,574,465

Iron/Steel—0.0%
Novolipetsk Steel Via Steel Funding DAC 4.700%, 05/30/26 (144A)	513,000	561,119
Nucor Corp. 3.950%, 05/01/28	654,000	750,563
Steel Dynamics, Inc. 2.400%, 06/15/25	129,000	132,862

		1,444,544

Leisure Time—0.0%
NCL Corp., Ltd. 3.625%, 12/15/24 (144A)	168,000	102,900
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	502,000	298,876

		401,776

Lodging—0.2%
Boyd Gaming Corp.
6.000%, 08/15/26	370,000	344,100
6.375%, 04/01/26	396,000	376,200
8.625%, 06/01/25 (144A)	302,000	315,590
Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	118,000	116,230
5.125%, 05/01/26	790,000	786,548
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.625%, 04/01/25	571,000	558,272
4.875%, 04/01/27	497,000	485,196
Marriott International, Inc. 4.625%, 06/15/30	373,000	387,808
Marriott Ownership Resorts, Inc. 6.125%, 09/15/25 (144A)	706,000	721,885
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26	639,000	643,793
MGM Resorts International
4.625%, 09/01/26	46,000	41,860
5.500%, 04/15/27	78,000	75,412
5.750%, 06/15/25	78,000	77,124
Station Casinos LLC 5.000%, 10/01/25 (144A) (f)	318,000	279,840
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/26 (144A)	324,000	311,850
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A) (f)	652,000	563,654
5.500%, 03/01/25 (144A) (f)	1,306,000	1,194,990

		7,280,352

Machinery-Construction & Mining—0.0%
Terex Corp. 5.625%, 02/01/25 (144A) (f)	840,000	764,400

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 4.375%, 11/06/20 (f)	2,500,000	2,522,140
CNH Industrial NV 3.850%, 11/15/27	9,000	9,484
Deere & Co. 2.750%, 04/15/25	615,000	671,931
Otis Worldwide Corp.
2.056%, 04/05/25 (144A) (f)	1,212,000	1,270,151
2.293%, 04/05/27 (144A)	170,000	177,497
Vertical U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	926,000	926,000

		5,577,203

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—2.2%
AMC Networks, Inc.
4.750%, 08/01/25 (f)	649,000	$637,642
5.000%, 04/01/24 (f)	634,000	627,660
CCO Holdings LLC / CCO Holdings Capital Corp.
4.750%, 03/01/30 (144A) (f)	863,000	883,013
5.000%, 02/01/28 (144A)	2,123,000	2,191,997
5.125%, 05/01/27 (144A)	1,560,000	1,613,976
5.375%, 06/01/29 (144A)	746,000	787,030
5.500%, 05/01/26 (144A)	721,000	747,136
5.750%, 02/15/26 (144A)	1,216,000	1,257,757
5.875%, 05/01/27 (144A) (f)	387,000	403,815
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.500%, 02/01/24	1,301,000	1,439,442
4.800%, 03/01/50	1,089,000	1,234,278
5.375%, 05/01/47	769,000	907,725
6.384%, 10/23/35	913,000	1,204,386
6.484%, 10/23/45	3,868,000	5,139,188
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A) (f)	817,000	784,320
Comcast Corp.
1.250%, 02/20/40 (EUR)	900,000	976,457
1.950%, 01/15/31 (f)	2,178,000	2,218,226
2.650%, 02/01/30	1,206,000	1,311,282
3.400%, 04/01/30	5,425,000	6,177,655
3.400%, 07/15/46	860,000	952,947
3.969%, 11/01/47	1,391,000	1,679,918
4.000%, 08/15/47	140,000	168,564
4.049%, 11/01/52	276,000	338,488
4.150%, 10/15/28 (f)	2,481,000	2,984,750
4.250%, 10/15/30	313,000	383,217
4.400%, 08/15/35	58,000	71,912
4.600%, 08/15/45	862,000	1,107,736
4.700%, 10/15/48	803,000	1,077,667
COX Communications, Inc.
3.150%, 08/15/24 (144A)	3,719,000	4,001,518
3.250%, 12/15/22 (144A)	570,000	600,712
3.350%, 09/15/26 (144A)	161,000	178,014
CSC Holdings LLC
5.750%, 01/15/30 (144A)	1,191,000	1,243,988
7.500%, 04/01/28 (144A)	587,000	640,564
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.375%, 08/15/26 (144A)	360,000	260,942
6.625%, 08/15/27 (144A)	1,085,000	581,560
Discovery Communications LLC
3.800%, 03/13/24	265,000	283,996
4.950%, 05/15/42	406,000	461,834
5.000%, 09/20/37	529,000	625,937
5.200%, 09/20/47	1,078,000	1,253,709
Gray Television, Inc.
5.875%, 07/15/26 (144A)	424,000	422,410
7.000%, 05/15/27 (144A)	480,000	492,000
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	59,000	54,427
5.250%, 08/15/27 (144A)	622,000	595,565
6.375%, 05/01/26	689,679	682,782

Media—(Continued)
Meredith Corp. 6.875%, 02/01/26 (f)	760,000	630,048
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	3,845,000	3,854,612
NBCUniversal Media LLC 5.950%, 04/01/41	786,000	1,166,069
Nexstar Broadcasting, Inc. 5.625%, 07/15/27 (144A) (f)	685,000	685,041
Sirius XM Radio, Inc.
4.625%, 07/15/24 (144A) (f)	1,613,000	1,655,874
5.000%, 08/01/27 (144A) (f)	1,246,000	1,278,172
5.375%, 04/15/25 (144A)	521,000	535,067
5.375%, 07/15/26 (144A) (f)	528,000	545,287
5.500%, 07/01/29 (144A) (f)	819,000	866,314
TEGNA, Inc.
4.625%, 03/15/28 (144A)	860,000	791,200
5.000%, 09/15/29 (144A)	130,000	122,486
Time Warner Cable LLC
4.125%, 02/15/21 (f)	434,000	438,975
5.500%, 09/01/41	143,000	171,992
6.550%, 05/01/37	285,000	374,830
ViacomCBS, Inc.
4.375%, 03/15/43 (f)	875,000	914,675
6.875%, 04/30/36	473,000	640,021
Walt Disney Co. (The)
2.750%, 09/01/49	784,000	764,924
3.350%, 03/24/25 (f)	2,140,000	2,372,271
3.700%, 10/15/25	499,000	563,563
4.700%, 03/23/50	688,000	897,178
4.750%, 09/15/44	340,000	435,269
5.400%, 10/01/43	71,000	96,374
Ziggo B.V. 5.500%, 01/15/27 (144A)	1,091,000	1,108,772
Ziggo Bond Co. B.V. 6.000%, 01/15/27 (144A)	328,000	332,920

		72,930,076

Metal Fabricate/Hardware—0.0%
HTA Group, Ltd. 7.000%, 12/18/25 (144A)	410,000	414,658

Mining—0.1%
Corp. Nacional del Cobre de Chile 3.750%, 01/15/31 (144A)	200,000	217,914
FMG Resources August 2006 Pty, Ltd.
4.500%, 09/15/27 (144A)	71,000	71,026
4.750%, 05/15/22 (144A)	478,000	487,211
5.125%, 03/15/23 (144A)	324,000	332,910
5.125%, 05/15/24 (144A)	490,000	504,700
Freeport-McMoRan, Inc.
5.000%, 09/01/27 (f)	71,000	71,333
5.250%, 09/01/29	71,000	72,807
Industrias Penoles S.A.B. de C.V. 4.150%, 09/12/29 (144A)	507,000	526,013
Minera Mexico S.A. de C.V. 4.500%, 01/26/50 (144A)	230,000	228,850

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Newmont Corp. 2.800%, 10/01/29	921,000	$971,083
Teck Resources, Ltd. 6.125%, 10/01/35	394,000	446,023
Votorantim S.A. 6.750%, 04/05/21 (144A)	255,000	262,153

		4,192,023

Miscellaneous Manufacturing—0.2%
General Electric Co. 5.875%, 01/14/38	2,112,000	2,362,786
Parker-Hannifin Corp. 2.700%, 06/14/24 (f)	1,915,000	2,038,515
Textron, Inc.
3.650%, 03/15/27	640,000	662,833
3.900%, 09/17/29	1,540,000	1,631,145

		6,695,279

Oil & Gas—1.2%
BP Capital Markets America, Inc.
3.119%, 05/04/26	670,000	730,591
3.194%, 04/06/25	751,000	816,556
3.410%, 02/11/26	137,000	151,519
3.790%, 02/06/24	801,000	876,770
3.796%, 09/21/25 (f)	1,481,000	1,675,021
Chesapeake Energy Corp.
5.375%, 06/15/21 (g)	100,000	3,085
6.125%, 02/15/21 (g)	1,884,000	48,268
Chevron Corp. 2.498%, 03/03/22	20,000	20,695
Citgo Holding, Inc. 9.250%, 08/01/24 (144A)	375,000	373,125
Concho Resources, Inc. 3.750%, 10/01/27	305,000	325,208
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	609,000	545,816
Diamondback Energy, Inc. 3.500%, 12/01/29	1,974,000	1,907,019
Ecopetrol S.A.
5.375%, 06/26/26 (f)	2,112,000	2,212,067
6.875%, 04/29/30	415,000	477,665
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	384,000	367,680
5.750%, 01/30/28 (144A)	263,000	252,480
EOG Resources, Inc. 4.150%, 01/15/26	262,000	302,629
Exxon Mobil Corp. 1.408%, 06/26/39 (EUR)	1,740,000	1,931,319
Gran Tierra Energy, Inc. 7.750%, 05/23/27 (144A)	212,000	94,340
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	1,107,000	664,200
Lukoil Securities B.V. 3.875%, 05/06/30 (144A)	332,000	345,698

Oil & Gas—(Continued)
Marathon Petroleum Corp.
4.750%, 12/15/23 (f)	399,000	437,852
5.850%, 12/15/45	360,000	379,385
Matador Resources Co. 5.875%, 09/15/26	124,000	91,760
Occidental Petroleum Corp.
Zero Coupon, 10/10/36	6,710,000	2,818,200
2.600%, 08/13/21	350,000	342,051
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/01/21 (144A)	151,512	128,787
Odebrecht Offshore Drilling Finance, Ltd.
6.720%, 12/01/22 (144A)	267,108	219,028
7.720%, 12/01/26 (144A) (h)	13,414	1,207
Parsley Energy LLC / Parsley Finance Corp. 5.625%, 10/15/27 (144A) (f)	126,000	124,110
PBF Holding Co. LLC / PBF Finance Corp. 9.250%, 05/15/25 (144A) (f)	1,010,000	1,078,175
Petrobras Global Finance B.V.
5.093%, 01/15/30 (f)	523,000	520,908
5.750%, 02/01/29	523,000	537,649
6.750%, 06/03/50	768,000	789,888
Petroleos Mexicanos
3.965%, 3M LIBOR + 3.650%, 03/11/22 (a)	419,000	403,916
4.250%, 01/15/25	644,000	588,616
4.500%, 01/23/26 (f)	1,324,000	1,155,190
5.500%, 01/21/21	115,000	114,712
5.950%, 01/28/31 (144A)	66,000	54,460
Petronas Capital, Ltd.
3.500%, 04/21/30 (144A)	491,000	545,585
4.550%, 04/21/50 (144A)	214,000	270,897
4.800%, 04/21/60 (144A)	242,000	332,118
Puma International Financing S.A.
5.000%, 01/24/26 (144A)	251,000	208,330
5.125%, 10/06/24 (144A)	524,000	438,955
QEP Resources, Inc. 6.875%, 03/01/21	100,000	95,500
Seven Generations Energy, Ltd. 5.375%, 09/30/25 (144A)	126,000	110,880
Shell International Finance B.V.
2.375%, 11/07/29	1,534,000	1,609,863
3.625%, 08/21/42	379,000	419,214
3.875%, 11/13/28 (f)	1,943,000	2,258,876
4.375%, 05/11/45	1,071,000	1,327,152
Sinopec Group Overseas Development, Ltd. 2.150%, 05/13/25 (144A)	430,000	441,366
SM Energy Co.
6.125%, 11/15/22	625,000	456,250
10.000%, 01/15/25 (144A) (f)	1,154,070	1,095,651
Suncor Energy, Inc.
6.500%, 06/15/38	262,000	332,029
6.800%, 05/15/38	334,000	432,409
Sunoco L.P. / Sunoco Finance Corp.
4.875%, 01/15/23	334,000	328,990
5.500%, 02/15/26	271,000	262,870
6.000%, 04/15/27	206,000	203,940

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Total Capital International S.A.
2.434%, 01/10/25	1,894,000	$2,016,472
2.875%, 02/17/22	140,000	145,320
3.700%, 01/15/24	604,000	667,526
WPX Energy, Inc.
5.875%, 06/15/28 (f)	100,000	95,750
8.250%, 08/01/23	75,000	83,250

		38,086,838

Oil & Gas Services—0.0%
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 07/30/20 (144A)	63,301	63

Packaging & Containers—0.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 08/15/27 (144A)	410,000	402,464
Ball Corp.
4.875%, 03/15/26	89,000	96,713
5.250%, 07/01/25	118,000	129,291
Owens-Brockway Glass Container, Inc.
5.000%, 01/15/22 (144A) (f)	47,000	47,000
5.875%, 08/15/23 (144A) (f)	428,000	441,910

		1,117,378

Pharmaceuticals—1.8%
AbbVie, Inc.
2.600%, 11/21/24 (144A)	2,655,000	2,827,255
2.950%, 11/21/26 (144A)	912,000	997,925
3.200%, 05/14/26	490,000	545,090
3.800%, 03/15/25 (144A)	3,562,000	3,971,761
4.450%, 05/14/46	16,000	19,420
4.500%, 05/14/35	1,467,000	1,809,252
4.550%, 03/15/35 (144A)	938,000	1,155,068
4.700%, 05/14/45	1,396,000	1,748,316
4.875%, 11/14/48 (f)	1,246,000	1,594,054
Allergan Funding SCS 3.450%, 03/15/22	2,600,000	2,655,850
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A) (f)	976,000	1,035,780
9.250%, 04/01/26 (144A)	837,000	908,061
Bausch Health Cos., Inc.
5.500%, 11/01/25 (144A)	920,000	940,295
5.750%, 08/15/27 (144A) (f)	362,000	383,720
7.000%, 01/15/28 (144A)	403,000	415,090
7.250%, 05/30/29 (144A)	417,000	437,487
9.000%, 12/15/25 (144A)	849,000	914,551
Bayer U.S. Finance LLC 4.375%, 12/15/28 (144A)	1,756,000	2,051,757
Becton Dickinson & Co. 3.300%, 03/01/23	20,000	20,991
Bristol-Myers Squibb Co. 4.550%, 02/20/48 (144A)	519,000	708,600
Cigna Corp.
3.000%, 07/15/23 (144A)	310,000	329,642
3.050%, 10/15/27 (144A) (f)	189,000	205,382

Pharmaceuticals—(Continued)
Cigna Corp.
3.250%, 04/15/25 (144A) (f)	782,000	853,718
3.400%, 03/01/27 (144A)	112,000	123,365
3.500%, 06/15/24 (144A)	346,000	378,022
3.750%, 07/15/23	30,000	32,570
3.900%, 02/15/22 (144A)	426,000	447,823
4.125%, 11/15/25	255,000	293,129
4.375%, 10/15/28	3,305,000	3,911,242
CVS Health Corp.
3.750%, 04/01/30 (f)	3,289,000	3,781,990
3.875%, 07/20/25 (f)	31,000	34,813
4.100%, 03/25/25	3,098,000	3,502,043
5.125%, 07/20/45	2,191,000	2,822,074
Elanco Animal Health, Inc.
4.662%, 08/27/21	41,000	41,820
5.022%, 08/28/23	627,000	658,350
5.650%, 08/28/28	86,000	95,357
Eli Lilly & Co. 1.700%, 11/01/49 (EUR)	700,000	816,322
GlaxoSmithKline Capital plc 3.375%, 06/01/29 (f)	271,000	311,568
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28 (f)	1,222,000	1,437,248
Merck & Co., Inc. 2.450%, 06/24/50	606,000	608,188
3.400%, 03/07/29	1,551,000	1,789,222
Pfizer, Inc.
2.625%, 04/01/30 (f)	827,000	909,790
3.450%, 03/15/29	1,527,000	1,783,905
5.800%, 08/12/23 (f)	148,000	171,801
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	1,782,000	1,976,606
Takeda Pharmaceutical Co., Ltd.
2.000%, 07/09/40 (EUR)	1,790,000	1,998,012
5.000%, 11/26/28 (f)	2,284,000	2,815,468
Wyeth LLC 5.950%, 04/01/37	758,000	1,106,340

		58,376,133

Pipelines—2.0%
Boardwalk Pipelines L.P. 4.800%, 05/03/29	275,000	292,780
Buckeye Partners L.P.
3.950%, 12/01/26	71,000	66,742
4.125%, 03/01/25 (144A)	219,000	210,080
4.150%, 07/01/23	391,000	380,365
4.350%, 10/15/24	500,000	472,500
Cameron LNG LLC
3.302%, 01/15/35 (144A) (f)	1,320,000	1,454,868
3.402%, 01/15/38 (144A)	1,690,000	1,814,767
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	2,606,000	2,859,368
5.875%, 03/31/25	2,958,000	3,319,685

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Cheniere Energy Partners L.P.
4.500%, 10/01/29	177,000	$172,575
5.250%, 10/01/25	777,000	774,436
5.625%, 10/01/26	576,000	570,349
DCP Midstream Operating L.P.
5.125%, 05/15/29	71,000	67,805
5.375%, 07/15/25	97,000	96,273
Enbridge, Inc. 2.900%, 07/15/22	565,000	586,161
Energy Transfer Operating L.P.
2.900%, 05/15/25	2,199,000	2,251,715
3.600%, 02/01/23 (f)	460,000	475,883
4.200%, 09/15/23	255,000	270,938
4.250%, 03/15/23	730,000	770,581
4.750%, 01/15/26	1,658,000	1,810,738
6.500%, 02/01/42	1,057,000	1,140,049
Energy Transfer Partners L.P. / Regency Energy Finance Corp.
5.000%, 10/01/22 (f)	2,190,000	2,331,436
5.875%, 03/01/22	2,125,000	2,243,284
Enterprise Products Operating LLC
4.450%, 02/15/43	1,478,000	1,632,968
5.100%, 02/15/45	682,000	804,960
6.650%, 10/15/34	35,000	47,419
6.875%, 03/01/33 (f)	282,000	374,108
Kinder Morgan Energy Partners L.P.
4.250%, 09/01/24	220,000	241,218
5.800%, 03/15/35	290,000	333,423
6.375%, 03/01/41	231,000	280,338
6.500%, 02/01/37	848,000	1,053,521
Kinder Morgan, Inc. 5.300%, 12/01/34	108,000	125,604
MPLX L.P.
3.375%, 03/15/23 (f)	360,000	376,215
4.875%, 12/01/24	951,000	1,056,242
NGPL PipeCo LLC
4.375%, 08/15/22 (144A)	540,000	556,967
4.875%, 08/15/27 (144A)	1,760,000	1,933,784
7.768%, 12/15/37 (144A)	256,000	312,371
Northwest Pipeline LLC 4.000%, 04/01/27	2,735,000	2,994,173
NuStar Logistics L.P. 4.800%, 09/01/20	1,080,000	1,080,000
Sabine Pass Liquefaction LLC
4.200%, 03/15/28	967,000	1,037,079
5.000%, 03/15/27	440,000	492,237
5.625%, 04/15/23	1,735,000	1,897,515
5.625%, 03/01/25	5,320,000	6,080,382
5.750%, 05/15/24 (f)	3,900,000	4,391,984
5.875%, 06/30/26 (f)	671,000	788,425
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	2,040,000	2,183,552
5.950%, 12/01/25	545,000	621,426
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.000%, 01/15/28 (f)	89,000	83,694
5.125%, 02/01/25	321,000	308,963

Pipelines—(Continued)
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.375%, 02/01/27 (f)	325,000	313,625
5.500%, 03/01/30 (144A) (f)	118,000	113,943
5.875%, 04/15/26 (f)	569,000	563,310
6.500%, 07/15/27	655,000	656,638
6.750%, 03/15/24 (f)	306,000	305,235
6.875%, 01/15/29 (f)	527,000	552,033
Texas Eastern Transmission L.P.
3.500%, 01/15/28 (144A)	1,098,000	1,168,202
4.150%, 01/15/48 (144A)	611,000	665,228
TransCanada PipeLines, Ltd.
5.850%, 03/15/36	265,000	346,691
6.200%, 10/15/37	42,000	56,114
Transcontinental Gas Pipe Line Co. LLC
3.950%, 05/15/50 (144A)	991,000	1,060,561
4.000%, 03/15/28	1,315,000	1,472,249
4.600%, 03/15/48	340,000	386,583
7.850%, 02/01/26	1,069,000	1,391,469
Western Midstream Operating L.P. 2.161%, 3M LIBOR + 0.850%, 01/13/23 (a)	861,000	790,184
Williams Cos., Inc. (The) 7.500%, 01/15/31	360,000	461,079

		65,825,090

Real Estate—0.1%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	794,000	750,330
Howard Hughes Corp. (The) 5.375%, 03/15/25 (144A) (f)	641,000	596,515
MAF Global Securities, Ltd.
4.750%, 05/07/24	204,000	214,496
5.500%, 5Y USD Swap + 3.476%, 09/07/22 (a)	255,000	242,270

		1,803,611

Real Estate Investment Trusts—1.3%
American Tower Corp.
2.400%, 03/15/25 (f)	2,110,000	2,218,038
2.750%, 01/15/27	264,000	283,481
3.000%, 06/15/23	903,000	963,004
3.375%, 05/15/24	680,000	737,848
3.800%, 08/15/29	1,576,000	1,790,822
3.950%, 03/15/29	8,000	9,104
5.000%, 02/15/24	292,000	332,464
Boston Properties L.P. 3.850%, 02/01/23	1,064,000	1,136,112
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	560,000	604,815
Crown Castle International Corp.
1.350%, 07/15/25	1,188,000	1,192,151
3.100%, 11/15/29	2,653,000	2,843,336
3.150%, 07/15/23	10,000	10,672
3.200%, 09/01/24 (f)	2,920,000	3,168,581
3.700%, 06/15/26	1,674,000	1,866,998
3.800%, 02/15/28 (f)	385,000	432,658

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Crown Castle International Corp.
4.150%, 07/01/50	227,000	$260,919
4.300%, 02/15/29	46,000	53,371
4.450%, 02/15/26	227,000	260,207
4.875%, 04/15/22	56,000	59,826
5.200%, 02/15/49	193,000	256,148
Equinix, Inc.
1.250%, 07/15/25 (f)	1,583,000	1,582,604
2.625%, 11/18/24	1,909,000	2,032,360
ESH Hospitality, Inc.
4.625%, 10/01/27 (144A)	89,000	83,660
5.250%, 05/01/25 (144A)	721,000	697,567
GLP Capital L.P. / GLP Financing II, Inc. 4.000%, 01/15/31	519,000	512,819
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
4.500%, 09/01/26 (f)	363,000	360,492
4.625%, 06/15/25 (144A)	145,000	142,112
5.625%, 05/01/24	1,265,000	1,315,689
5.750%, 02/01/27	666,000	682,650
MPT Operating Partnership L.P. / MPT Finance Corp.
4.625%, 08/01/29 (f)	106,000	106,530
5.000%, 10/15/27 (f)	909,000	933,997
5.250%, 08/01/26	59,000	61,212
National Retail Properties, Inc. 2.500%, 04/15/30 (f)	840,000	802,029
Prologis Euro Finance LLC 1.500%, 09/10/49 (EUR)	700,000	748,739
Realty Income Corp.
3.000%, 01/15/27	90,000	95,255
3.250%, 01/15/31	200,000	216,327
4.125%, 10/15/26	709,000	811,264
Ryman Hospitality Properties, Inc. 4.750%, 10/15/27 (144A) (f)	495,000	438,075
Service Properties Trust
4.350%, 10/01/24	305,000	274,898
4.500%, 06/15/23	376,000	359,994
5.000%, 08/15/22	529,000	519,510
7.500%, 09/15/25	264,000	277,121
Trust Fibra Uno
5.250%, 12/15/24 (144A)	533,000	559,650
6.950%, 01/30/44 (144A)	533,000	582,302
VICI Properties L.P. / VICI Note Co., Inc.
3.500%, 02/15/25 (144A)	5,261,000	4,945,340
3.750%, 02/15/27 (144A)	825,000	775,500
4.125%, 08/15/30 (144A)	986,000	940,397
4.250%, 12/01/26 (144A)	2,879,000	2,762,660
4.625%, 12/01/29 (144A) (f)	118,000	115,050

		42,216,358

Retail—0.6%
1011778 BC ULC / New Red Finance, Inc.
3.875%, 01/15/28 (144A)	89,000	86,345
5.000%, 10/15/25 (144A)	1,647,000	1,638,765
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,070,000	2,221,059

Retail—(Continued)
Beacon Roofing Supply, Inc. 4.875%, 11/01/25 (144A) (f)	728,000	649,740
Dollar General Corp. 4.125%, 04/03/50	417,000	497,612
Golden Nugget, Inc. 6.750%, 10/15/24 (144A)	730,000	524,687
Home Depot, Inc. (The) 2.950%, 06/15/29 (f)	3,142,000	3,527,996
IRB Holding Corp. 7.000%, 06/15/25 (144A)	317,000	326,114
Lowe’s Cos., Inc.
3.125%, 09/15/24	1,827,000	1,988,862
4.000%, 04/15/25 (f)	1,355,000	1,546,149
4.050%, 05/03/47	895,000	1,048,930
Macy’s, Inc. 8.375%, 06/15/25 (144A) (f)	232,000	230,840
McDonald’s Corp.
3.625%, 05/01/43	598,000	656,925
3.625%, 09/01/49	1,653,000	1,831,916
4.450%, 09/01/48	882,000	1,089,668
4.875%, 12/09/45	346,000	446,890
Starbucks Corp. 2.550%, 11/15/30	1,750,000	1,835,188
Walmart, Inc.
3.700%, 06/26/28	364,000	431,267

		20,578,953

Semiconductors—1.3%
Analog Devices, Inc.
2.950%, 04/01/25 (f)	649,000	703,186
3.500%, 12/05/26 (f)	54,000	60,332
Applied Materials, Inc.
2.750%, 06/01/50 (f)	1,140,000	1,162,225
4.350%, 04/01/47	362,000	464,906
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27 (f)	4,103,000	4,435,598
Broadcom, Inc.
2.250%, 11/15/23 (144A)	2,329,000	2,406,351
4.250%, 04/15/26 (144A)	3,236,000	3,603,255
4.700%, 04/15/25 (144A) (f)	4,688,000	5,278,118
Intel Corp.
3.734%, 12/08/47	127,000	152,976
4.100%, 05/19/46	221,000	278,470
4.750%, 03/25/50	1,106,000	1,558,238
KLA Corp.
3.300%, 03/01/50	2,136,000	2,197,583
4.100%, 03/15/29	1,063,000	1,254,224
5.000%, 03/15/49	155,000	202,237
Lam Research Corp.
1.900%, 06/15/30	507,000	518,099
2.875%, 06/15/50 (f)	737,000	761,595
3.750%, 03/15/26	1,325,000	1,514,662
4.875%, 03/15/49 (f)	502,000	695,815
NVIDIA Corp.
2.850%, 04/01/30 (f)	2,202,000	2,448,919

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
NVIDIA Corp.
3.200%, 09/16/26	2,295,000	$2,599,591
3.500%, 04/01/50 (f)	1,255,000	1,454,389
NXP B.V. / NXP Funding LLC
2.700%, 05/01/25 (144A)	172,000	180,677
3.150%, 05/01/27 (144A)	332,000	352,225
4.125%, 06/01/21 (144A)	3,362,000	3,462,300
4.300%, 06/18/29 (144A)	1,274,000	1,445,241
5.550%, 12/01/28 (144A)	368,000	447,040
QUALCOMM, Inc.
4.300%, 05/20/47	1,157,000	1,442,568
4.800%, 05/20/45 (f)	371,000	484,934

		41,565,754

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.
3.844%, 05/01/25 (144A)	995,000	1,080,396
4.200%, 05/01/30 (144A)	1,709,000	1,903,878

		2,984,274

Software—1.0%
Autodesk, Inc.
3.500%, 06/15/27	2,478,000	2,794,994
4.375%, 06/15/25	140,000	159,720
Fidelity National Information Services, Inc.
1.000%, 12/03/28 (EUR)	1,750,000	1,942,275
2.950%, 05/21/39 (EUR)	900,000	1,156,446
Fiserv, Inc.
2.650%, 06/01/30	193,000	203,606
3.200%, 07/01/26	3,858,000	4,270,073
3.500%, 07/01/29	2,240,000	2,515,320
3.850%, 06/01/25	270,000	304,810
Microsoft Corp.
2.525%, 06/01/50 (f)	203,000	210,046
3.700%, 08/08/46	354,000	444,003
3.750%, 02/12/45	2,518,000	3,150,378
4.200%, 11/03/35	600,000	780,659
Oracle Corp.
2.500%, 04/01/25 (f)	950,000	1,021,766
2.650%, 07/15/26	605,000	652,534
2.950%, 11/15/24	1,127,000	1,221,598
3.600%, 04/01/40	1,076,000	1,221,328
3.600%, 04/01/50	3,932,000	4,431,416
3.800%, 11/15/37	735,000	847,845
3.850%, 07/15/36	348,000	405,980
3.900%, 05/15/35	2,134,000	2,580,581
4.000%, 11/15/47	486,000	575,751
5.375%, 07/15/40	102,000	141,250

		31,032,379

Telecommunications—2.4%
Altice France S.A.
5.500%, 01/15/28 (144A) (f)	556,000	561,560
7.375%, 05/01/26 (144A)	3,215,000	3,356,267
8.125%, 02/01/27 (144A)	975,000	1,067,625

Telecommunications—(Continued)
America Movil S.A.B. de C.V. 2.875%, 05/07/30	1,080,000	1,139,994
AT&T, Inc.
Zero Coupon, 11/27/22 (144A)	8,000,000	7,828,737
2.600%, 05/19/38 (EUR)	2,000,000	2,372,934
3.400%, 06/15/22	97,000	101,971
3.800%, 02/15/27	18,000	20,270
4.500%, 05/15/35	3,623,000	4,298,064
4.650%, 06/01/44	393,000	449,227
4.750%, 05/15/46	2,044,000	2,420,513
4.800%, 06/15/44	736,000	871,288
4.850%, 07/15/45	1,124,000	1,335,156
5.150%, 11/15/46	286,000	359,642
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	521,000	541,069
Comunicaciones Celulares S.A. Via Comcel Trust 6.875%, 02/06/24	301,000	307,824
Connect Finco SARL / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	1,065,000	1,006,425
Corning, Inc.
3.700%, 11/15/23	215,000	228,156
4.375%, 11/15/57	584,000	673,872
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	477,000	533,824
Digicel Group 0.5, Ltd. 8.000%, 04/01/25 (144A) (h)	266,025	66,506
Digicel International Finance, Ltd. / Digicel Holdings Bermuda, Ltd.
8.000%, 12/31/26 (144A)	97,061	58,237
8.750%, 05/25/24 (144A)	243,135	237,664
13.000%, 12/31/25 (144A) (f) (h)	123,149	103,445
Empresa Nacional de Telecomunicaciones S.A. 4.750%, 08/01/26 (144A)	1,277,000	1,356,716
Kenbourne Invest S.A. 6.875%, 11/26/24 (144A)	733,000	740,330
Level 3 Financing, Inc.
4.250%, 07/01/28 (144A)	1,559,000	1,556,942
4.625%, 09/15/27 (144A)	118,000	118,885
5.125%, 05/01/23	356,000	356,000
5.250%, 03/15/26	499,000	514,145
5.375%, 01/15/24 (f)	723,000	728,422
Millicom International Cellular S.A. 6.625%, 10/15/26 (144A)	300,000	319,410
Motorola Solutions, Inc.
4.600%, 05/23/29	2,277,000	2,628,227
5.500%, 09/01/44	1,250,000	1,403,469
Ooredoo International Finance, Ltd. 5.000%, 10/19/25	200,000	228,100
Sprint Corp.
7.625%, 02/15/25	953,000	1,099,524
7.625%, 03/01/26	961,000	1,134,336
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	977,188	989,090
T-Mobile USA, Inc.
1.500%, 02/15/26 (144A)	3,610,000	3,609,747

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
T-Mobile USA, Inc.
2.550%, 02/15/31 (144A)	1,180,000	$1,184,154
3.500%, 04/15/25 (144A) (f)	3,406,000	3,712,608
3.750%, 04/15/27 (144A)	3,504,000	3,887,688
3.875%, 04/15/30 (144A)	851,000	948,499
Verizon Communications, Inc.
1.850%, 05/18/40 (EUR)	770,000	883,945
2.875%, 01/15/38 (EUR)	900,000	1,216,031
3.875%, 02/08/29 (f)	1,902,000	2,250,890
4.125%, 03/16/27	4,809,000	5,668,841
4.272%, 01/15/36	4,668,000	5,779,193
4.329%, 09/21/28	1,543,000	1,857,503
5.012%, 04/15/49	843,000	1,175,239
Vodafone Group plc
4.125%, 05/30/25	286,000	324,749
4.375%, 02/19/43	1,055,000	1,227,393
5.250%, 05/30/48	1,316,000	1,731,554

		78,571,900

Toys/Games/Hobbies—0.0%
Hasbro, Inc.
2.600%, 11/19/22	695,000	719,311
3.900%, 11/19/29 (f)	666,000	693,386

		1,412,697

Transportation—0.9%
Burlington Northern Santa Fe LLC
4.950%, 09/15/41	58,000	76,016
5.050%, 03/01/41	399,000	528,119
6.150%, 05/01/37 (f)	649,000	947,790
Canadian Pacific Railway Co. 2.050%, 03/05/30	174,000	178,040
CSX Corp.
4.250%, 03/15/29	1,301,000	1,555,604
4.250%, 11/01/66	535,000	645,841
4.300%, 03/01/48	1,116,000	1,388,716
4.750%, 11/15/48	662,000	878,542
6.150%, 05/01/37	20,000	27,852
Empresa de Transporte de Pasajeros Metro S.A. 3.650%, 05/07/30 (144A) (f)	210,000	226,537
FedEx Corp.
3.800%, 05/15/25 (f)	4,571,000	5,081,046
3.875%, 08/01/42	1,044,000	1,045,660
4.050%, 02/15/48 (f)	306,000	314,359
4.550%, 04/01/46	134,000	144,609
5.100%, 01/15/44	10,000	11,664
Norfolk Southern Corp.
2.550%, 11/01/29 (f)	101,000	107,346
2.900%, 06/15/26	1,290,000	1,428,381
3.400%, 11/01/49	527,000	573,924
4.050%, 08/15/52	712,000	856,118
4.450%, 06/15/45	33,000	41,065
4.800%, 08/15/43	409,000	517,809
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A) (f)	200,000	211,000

Transportation—(Continued)
Ryder System, Inc.
2.500%, 09/01/24	105,000	108,300
3.650%, 03/18/24	265,000	282,998
4.625%, 06/01/25	1,330,000	1,483,581
Union Pacific Corp.
2.750%, 03/01/26 (f)	992,000	1,080,225
3.600%, 09/15/37	773,000	855,921
3.750%, 02/05/70	1,261,000	1,403,845
3.950%, 08/15/59	464,000	551,850
Union Pacific Railroad Co. Pass-Through Trust
3.227%, 05/14/26	661,071	727,480
United Parcel Service, Inc.
2.500%, 09/01/29	787,000	856,844
3.400%, 03/15/29	1,551,000	1,794,246
4.450%, 04/01/30 (f)	1,813,000	2,264,347
5.200%, 04/01/40	884,000	1,220,108
XPO Logistics, Inc.
6.125%, 09/01/23 (144A) (f)	280,000	283,500
6.750%, 08/15/24 (144A)	672,000	703,987

		30,403,270

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 11/01/24 (144A)	480,000	493,832
3.950%, 03/10/25 (144A)	900,000	975,543
4.000%, 07/15/25 (144A) (f)	1,155,000	1,263,290

		2,732,665

Total Corporate Bonds & Notes (Cost $1,263,900,495)		1,307,008,946

Asset-Backed Securities—11.1%

Asset-Backed - Home Equity—0.6%
ACE Securities Corp. Home Equity Loan Trust
Zero Coupon, 08/15/30	614,343	492,641
0.315%, 1M LIBOR + 0.130%, 05/25/37 (a)	1,113,279	268,148
Bayview Financial Revolving Asset Trust
1.184%, 1M LIBOR + 1.000%, 05/28/39 (144A) (a)	5,868,522	4,958,427
1.184%, 1M LIBOR + 1.000%, 12/28/40 (144A) (a)	362,458	313,578
Bear Stearns Asset-Backed Securities Trust
0.535%, 1M LIBOR + 0.350%, 04/25/37 (a)	2,509,300	2,042,458
1.385%, 1M LIBOR + 1.200%, 01/25/36 (a)	25,941	25,852
1.910%, 1M LIBOR + 1.725%, 08/25/34 (a)	69,796	69,172
Citigroup Mortgage Loan Trust
0.385%, 1M LIBOR + 0.200%, 05/25/37 (a)	2,371,241	1,800,679
0.455%, 1M LIBOR + 0.270%, 05/25/37 (a)	1,077,121	824,365
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	253,040	274,739
Home Equity Mortgage Loan Asset-Backed Trust 2.210%, 1M LIBOR + 2.025%, 07/25/34 (a)	227,801	223,579
Home Equity Mortgage Trust 5.867%, 07/25/36 (i)	649,013	176,666
Home Loan Mortgage Loan Trust 0.905%, 1M LIBOR + 0.720%, 04/15/36 (a)	681,171	628,615

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (i)	145,729	$143,622
MASTR Asset-Backed Securities Trust
0.445%, 1M LIBOR + 0.260%, 06/25/36 (144A) (a)	513,846	464,164
0.465%, 1M LIBOR + 0.280%, 05/25/37 (a)	621,846	485,558
Nationstar Home Equity Loan Trust 0.365%, 1M LIBOR + 0.180%, 06/25/37 (a)	27,692	27,600
Option One Mortgage Loan Trust
0.395%, 1M LIBOR + 0.210%, 03/25/37 (a)	930,000	580,688
5.820%, 03/25/37 (i)	1,242,242	1,278,057
5.866%, 01/25/37 (i)	3,417,990	3,212,493
Security National Mortgage Loan Trust 0.535%, 1M LIBOR + 0.350%, 04/25/37 (144A) (a)	158,030	156,481
Yale Mortgage Loan Trust 0.585%, 1M LIBOR + 0.400%, 06/25/37 (144A) (a)	854,093	342,227

		18,789,809

Asset-Backed - Manufactured Housing—0.4%
Bank of America Manufactured Housing Contract Trust
7.070%, 02/10/22 (a)	470,000	290,254
7.503%, 12/10/25 (a)	4,000,000	1,974,956
BCMSC Trust
7.575%, 06/15/30 (a)	1,270,292	369,107
7.830%, 06/15/30 (a)	1,178,847	354,066
8.290%, 06/15/30 (a)	850,435	270,434
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (a)	2,482,739	2,462,113
Conseco Finance Corp.
6.280%, 09/01/30	309,365	320,597
6.830%, 04/01/30 (a)	136,706	130,314
6.980%, 09/01/30 (a)	1,000,829	905,101
7.500%, 03/01/30 (a)	429,078	248,081
7.860%, 03/01/30 (a)	400,662	240,256
Conseco Finance Securitizations Corp.
7.960%, 05/01/31	930,348	465,586
8.060%, 09/01/29 (a)	649,819	237,104
8.200%, 05/01/31	1,699,999	875,742
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (a)	720,000	752,211
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (i)	344,000	357,171
Greenpoint Manufactured Housing
8.290%, 12/15/29 (a)	440,000	460,002
9.230%, 12/15/29 (a)	492,749	414,142
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (a)	1,935,675	2,044,893
Oakwood Mortgage Investors, Inc.
6.930%, 09/15/31 (a)	226,943	178,641
7.620%, 06/15/32 (a)	809,651	647,676
Origen Manufactured Housing Contract Trust
1.385%, 1M LIBOR + 1.200%, 10/15/37 (144A) (a)	637,518	605,305
7.820%, 03/15/32 (a)	324,126	314,743

		14,918,495

Asset-Backed - Other—9.8%
ACIS CLO, Ltd. 2.107%, 3M LIBOR + 1.420%, 05/01/26 (144A) (a)	181,136	180,568
AIMCO CLO 2.519%, 3M LIBOR + 1.575%, 01/15/28 (144A) (a)	250,000	241,653
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	771,923	210,480
Zero Coupon, 06/25/57 (144A)	1,451,800	1,233,915
Zero Coupon, 08/25/57 (144A)	1,108,811	909,924
Zero Coupon, 12/25/57 (144A) (a)	1,625,683	857,711
Zero Coupon, 04/25/58 (144A)	777,952	371,263
Zero Coupon, 06/25/58 (144A) (a)	579,872	414,953
Zero Coupon, 08/25/58 (144A) (a)	816,380	387,862
Zero Coupon, 11/25/58 (144A)	1,570,037	885,723
Zero Coupon, 09/25/59 (144A)	2,446,312	1,431,300
Zero Coupon, 11/25/59 (144A)	1,022,343	781,411
Zero Coupon, 12/25/59 (144A)	1,768,808	1,099,668
2.375%, 12/25/59 (144A) (i)	5,348,422	5,311,280
3.000%, 09/25/59 (144A) (i)	8,362,503	8,141,821
3.000%, 11/25/59 (144A) (i)	3,038,244	2,944,506
3.500%, 12/25/59 (144A) (i)	732,499	725,188
3.750%, 08/25/57 (144A) (a)	3,351,941	3,438,930
3.750%, 12/25/57 (144A)	2,834,229	2,828,314
3.750%, 08/25/58 (144A) (a)	3,005,542	2,820,949
3.850%, 04/25/58 (144A)	2,735,051	2,511,413
3.950%, 10/25/58 (144A) (a)	1,593,405	1,603,762
4.250%, 09/25/59 (144A) (i)	432,000	349,774
4.250%, 11/25/59 (144A) (i)	400,000	323,865
4.375%, 06/25/57 (144A) (a)	3,526,988	3,490,476
4.375%, 06/25/58 (144A) (a)	1,252,910	1,266,232
4.375%, 11/25/58 (144A) (a)	4,098,004	4,057,403
4.875%, 09/25/59 (144A) (i)	570,000	474,661
5.250%, 06/25/57 (144A) (a)	567,000	535,356
5.250%, 08/25/57 (144A) (a)	440,000	382,458
5.250%, 06/25/58 (144A) (a)	230,000	217,678
5.250%, 11/25/58 (144A) (a)	667,953	632,168
Allegro CLO, Ltd.
2.189%, 3M LIBOR + 1.080%, 10/21/28 (144A) (a)	1,370,000	1,342,501
2.369%, 3M LIBOR + 1.150%, 01/15/30 (144A) (a)	1,550,000	1,517,977
2.416%, 3M LIBOR + 1.240%, 10/16/30 (144A) (a)	400,000	392,343
2.919%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	600,000	578,629
ALM, Ltd.
2.629%, 3M LIBOR + 1.410%, 10/15/28 (144A) (a)	790,000	785,180
2.669%, 3M LIBOR + 1.450%, 04/16/29 (144A) (a)	650,000	625,631
2.719%, 3M LIBOR + 1.500%, 07/15/27 (144A) (a)	1,810,000	1,760,348
3.119%, 3M LIBOR + 1.900%, 07/15/27 (144A) (a)	720,000	677,208
3.360%, 3M LIBOR + 1.850%, 10/15/29 (144A) (a)	1,220,000	1,192,816
AMMC CLO, Ltd.
1.648%, 3M LIBOR + 1.200%, 11/10/30 (144A) (a)	500,000	487,811
2.911%, 3M LIBOR + 1.600%, 04/14/29 (144A) (a)	250,000	241,036
Anchorage Capital CLO, Ltd.
2.108%, 3M LIBOR + 1.090%, 01/28/31 (144A) (a)	830,000	811,024
2.387%, 3M LIBOR + 1.500%, 01/28/31 (144A) (a)	1,270,000	1,218,640
2.487%, 3M LIBOR + 1.600%, 07/28/28 (144A) (a)	1,050,000	1,018,583
2.489%, 3M LIBOR + 1.270%, 07/15/30 (144A) (a)	710,000	700,982
2.561%, 3M LIBOR + 1.250%, 10/13/30 (144A) (a)	835,000	817,524
2.669%, 3M LIBOR + 1.450%, 01/15/30 (144A) (a)	2,410,000	2,356,708

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Anchorage Capital CLO, Ltd.
2.737%, 3M LIBOR + 1.850%, 01/28/31 (144A) (a)	1,740,000	$1,667,155
2.768%, 3M LIBOR + 1.750%, 01/28/31 (144A) (a)	1,480,000	1,447,481
3.069%, 3M LIBOR + 1.850%, 01/15/30 (144A) (a)	1,010,000	972,482
3.461%, 3M LIBOR + 2.150%, 10/13/30 (144A) (a)	590,000	573,771
4.518%, 3M LIBOR + 3.500%, 01/28/31 (144A) (a)	250,000	230,701
Apidos CLO 3.119%, 3M LIBOR + 1.900%, 04/15/31 (144A) (a)	580,000	567,518
Arbor Realty Collateralized Loan Obligation, Ltd. 1.175%, 1M LIBOR + 0.990%, 12/15/27 (144A) (a)	1,200,000	1,178,626
Ares CLO, Ltd. 2.389%, 3M LIBOR + 1.170%, 10/15/30 (144A) (a)	390,000	382,760
Atrium 2.748%, 3M LIBOR + 1.650%, 04/22/27 (144A) (a)	1,119,000	1,069,692
Avery Point CLO, Ltd.
2.091%, 3M LIBOR + 1.100%, 04/25/26 (144A) (a)	1,802,316	1,792,651
2.115%, 3M LIBOR + 0.980%, 07/17/26 (144A) (a)	485,512	481,736
2.359%, 3M LIBOR + 1.140%, 01/15/28 (144A) (a)	1,740,000	1,711,405
B2R Mortgage Trust 3.336%, 11/15/48 (144A)	63,487	63,459
Babson CLO, Ltd.
2.325%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	870,000	856,151
2.535%, 3M LIBOR + 1.400%, 01/20/31 (144A) (a)	250,000	239,178
Battalion CLO, Ltd.
2.205%, 3M LIBOR + 1.070%, 07/18/30 (144A) (a)	1,285,000	1,245,864
2.270%, 3M LIBOR + 1.250%, 01/24/29 (144A) (a)	5,660,000	5,625,932
2.685%, 3M LIBOR + 1.550%, 07/18/30 (144A) (a)	642,000	623,894
BDS, Ltd. 1.594%, 1M LIBOR + 1.400%, 12/15/35 (144A) (a)	1,270,000	1,244,600
Benefit Street Partners CLO, Ltd.
1.915%, 3M LIBOR + 0.780%, 07/18/27 (144A) (a)	627,011	622,319
2.225%, 3M LIBOR + 1.090%, 04/20/31 (144A) (a)	1,030,000	1,002,177
2.235%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	2,000,000	1,949,058
2.375%, 3M LIBOR + 1.240%, 10/18/29 (144A) (a)	3,800,000	3,741,001
BlueMountain CLO, Ltd.
2.278%, 3M LIBOR + 1.180%, 10/22/30 (144A) (a)	756,986	746,658
2.365%, 3M LIBOR + 1.230%, 01/20/29 (144A) (a)	1,555,396	1,537,800
Bowman Park CLO, Ltd. 1.540%, 3M LIBOR + 1.180%, 11/23/25 (144A) (a)	320,740	320,645
C-BASS Trust 0.345%, 1M LIBOR + 0.160%, 10/25/36 (a)	241,687	184,409
Carlyle Global Market Strategies CLO, Ltd.
2.025%, 3M LIBOR + 0.890%, 01/18/29 (144A) (a)	510,000	499,016
2.041%, 3M LIBOR + 1.050%, 07/27/31 (144A) (a) (d)	4,067,540	3,936,341
2.105%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	968,277	935,303
2.487%, 3M LIBOR + 1.600%, 07/28/28 (144A) (a)	640,000	615,494
Carlyle U.S. CLO, Ltd. 2.399%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	1,550,000	1,493,950
Carrington Mortgage Loan Trust 0.345%, 1M LIBOR + 0.160%, 10/25/36 (a)	341,726	318,586
CarVal CLO, Ltd. 4.835%, 3M LIBOR + 3.700%, 07/20/32 (144A) (a)	250,000	233,847
CBAM, Ltd.
2.385%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	2,000,000	1,976,278
2.885%, 3M LIBOR + 1.750%, 10/17/29 (144A) (a)	1,020,000	993,307

Asset-Backed - Other—(Continued)
CDO Repack SPC, Ltd. Zero Coupon, 05/20/30 (144A)	493,549	517,247
Cedar Funding CLO, Ltd.
1.543%, 3M LIBOR + 1.230%, 06/09/30 (144A) (a)	434,000	428,360
2.115%, 3M LIBOR + 0.980%, 04/20/31 (144A) (a)	380,000	368,994
2.225%, 3M LIBOR + 1.090%, 10/20/28 (144A) (a)	3,680,000	3,624,870
2.235%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	770,000	750,432
2.385%, 3M LIBOR + 1.250%, 10/17/30 (144A) (a)	5,150,000	5,062,934
Cent CLO, Ltd. 2.289%, 3M LIBOR + 1.070%, 10/15/26 (144A) (a)	1,130,000	1,116,877
Chase Funding Trust 6.333%, 04/25/32 (i)	194,445	197,952
CIFC Funding, Ltd.
2.119%, 3M LIBOR + 1.010%, 04/23/29 (144A) (a)	1,170,000	1,153,305
2.135%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	589,000	569,392
2.285%, 3M LIBOR + 1.150%, 10/20/27 (144A) (a)	250,000	247,402
2.926%, 3M LIBOR + 1.750%, 07/16/30 (144A) (a)	250,000	244,065
3.219%, 3M LIBOR + 2.000%, 04/15/30 (144A) (a)	571,000	548,315
Countrywide Asset-Backed Certificates
0.345%, 1M LIBOR + 0.160%, 12/25/35 (a)	1,327,169	1,304,310
0.345%, 1M LIBOR + 0.160%, 09/25/46 (a)	87,252	84,317
0.405%, 1M LIBOR + 0.220%, 12/25/25 (a)	45,488	55,056
0.505%, 1M LIBOR + 0.320%, 10/25/36 (a)	832,563	741,647
4.635%, 04/25/36 (a)	1,156,291	1,110,798
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.485%, 1M LIBOR + 0.300%, 12/15/33 (144A) (a)	399,389	352,346
Countrywide Revolving Home Equity Loan Trust
0.335%, 1M LIBOR + 0.150%, 11/15/36 (a)	540,522	436,226
0.365%, 1M LIBOR + 0.180%, 05/15/35 (a)	219,766	211,695
Credit-Based Asset Servicing & Securitization LLC 3.257%, 12/25/36 (i)	181,189	169,823
Dorchester Park CLO DAC 2.585%, 3M LIBOR + 1.450%, 04/20/28 (144A) (a)	934,000	905,858
Dryden CLO, Ltd. 2.339%, 3M LIBOR + 1.120%, 01/15/31 (144A) (a)	6,020,000	5,904,259
Dryden Senior Loan Fund
1.592%, 3M LIBOR + 1.200%, 08/15/30 (144A) (a)	2,205,000	2,172,670
2.119%, 3M LIBOR + 0.900%, 10/15/27 (144A) (a)	1,586,968	1,567,391
3.069%, 3M LIBOR + 1.850%, 10/15/27 (144A) (a)	660,000	630,920
Eaton Vance CLO, Ltd. 3.419%, 3M LIBOR + 2.200%, 10/15/30 (144A) (a)	710,000	690,239
Elm CLO, Ltd.
2.305%, 3M LIBOR + 1.170%, 01/17/29 (144A) (a)	4,180,000	4,137,820
2.885%, 3M LIBOR + 1.750%, 01/17/29 (144A) (a)	490,000	481,325
First Franklin Mortgage Loan Trust
0.325%, 1M LIBOR + 0.140%, 12/25/36 (a)	4,839,981	2,754,700
0.335%, 1M LIBOR + 0.150%, 12/25/36 (a)	2,662,635	2,342,349
0.395%, 1M LIBOR + 0.210%, 12/25/36 (a)	8,903,448	5,148,816
Flatiron CLO, Ltd. 2.109%, 3M LIBOR + 0.890%, 04/15/27 (144A) (a)	633,674	629,028
Fremont Home Loan Trust 0.325%, 1M LIBOR + 0.140%, 02/25/37 (a)	991,479	755,707
Galaxy CLO, Ltd.
2.072%, 3M LIBOR + 1.680%, 11/15/26 (144A) (a)	430,000	405,262
2.300%, 3M LIBOR + 1.280%, 04/24/29 (144A) (a)	606,000	596,743

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
GE-WMC Asset-Backed Pass-Through Certificates 0.685%, 1M LIBOR + 0.500%, 12/25/35 (a)	121,445	$118,607
Gilbert Park CLO, Ltd. 4.169%, 3M LIBOR + 2.950%, 10/15/30 (144A) (a)	861,000	806,329
GoldentTree Loan Management US CLO, Ltd. 3.785%, 3M LIBOR + 2.650%, 04/20/29 (144A) (a)	350,000	323,049
Highbridge Loan Management, Ltd. 1.541%, 3M LIBOR + 1.000%, 02/05/31 (144A) (a)	1,380,565	1,340,049
HPS Loan Management, Ltd. 2.275%, 3M LIBOR + 1.140%, 01/20/28 (144A) (a)	1,020,000	1,004,015
ICG U.S. CLO, Ltd. 2.275%, 3M LIBOR + 1.140%, 10/19/28 (144A) (a)	1,315,000	1,289,194
Invitation Homes Trust 2.194%, 1M LIBOR + 2.000%, 07/17/37 (144A) (a)	712,107	676,938
KKR CLO, Ltd. 2.385%, 3M LIBOR + 1.250%, 01/20/29 (144A) (a)	802,000	789,855
Knollwood CDO, Ltd. 4.552%, 3M LIBOR + 3.200%, 01/10/39 (144A) † (a)	977,718	98
LCM, Ltd.
2.175%, 3M LIBOR + 1.040%, 10/20/27 (144A) (a)	1,010,000	994,515
2.205%, 3M LIBOR + 1.070%, 01/20/31 (144A) (a)	2,590,000	2,527,161
Legacy Mortgage Asset Trust
3.375%, 02/25/59 (144A) (a)	2,033,680	2,031,209
4.000%, 12/28/54 (144A) (a)	1,134,539	1,142,320
Lehman ABS Mortgage Loan Trust 0.275%, 1M LIBOR + 0.090%, 06/25/37 (144A) (a)	182,658	134,637
Lendmark Funding Trust 2.780%, 04/20/28 (144A)	2,630,000	2,630,381
Litigation Fee Residual Funding LLC 4.000%, 10/30/27 (144A) †	1,385,311	1,381,701
LoanCore Issuer, Ltd. 1.315%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	720,000	713,000
Long Beach Mortgage Loan Trust
0.295%, 1M LIBOR + 0.110%, 10/25/36 (a)	526,337	232,298
0.335%, 1M LIBOR + 0.150%, 06/25/36 (a)	574,677	312,648
Madison Park Funding, Ltd.
2.041%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	2,030,000	1,984,329
2.018%, 3M LIBOR + 0.920%, 01/22/28 (144A) (a)	1,094,000	1,073,291
2.085%, 3M LIBOR + 0.950%, 04/19/30 (144A) (a)	1,330,000	1,300,962
2.299%, 3M LIBOR + 1.190%, 10/21/30 (144A) (a)	5,000,000	4,886,800
2.355%, 3M LIBOR + 1.220%, 01/20/29 (144A) (a)	2,260,000	2,227,273
2.859%, 3M LIBOR + 1.750%, 07/21/30 (144A) (a)	350,000	337,665
Marble Point CLO, Ltd. 2.315%, 3M LIBOR + 1.180%, 12/18/30 (144A) (a)	580,000	558,978
Mariner CLO LLC
2.543%, 3M LIBOR + 1.500%, 07/23/29 (144A) (a)	272,000	263,064
2.635%, 3M LIBOR + 1.500%, 04/20/29 (144A) (a)	1,412,000	1,375,416
3.093%, 3M LIBOR + 2.050%, 07/23/29 (144A) (a)	1,015,000	987,483
Mariner Finance Issuance Trust
2.960%, 07/20/32 (144A)	3,470,000	3,421,432
3.510%, 07/20/32 (144A)	560,000	540,464
4.010%, 07/20/32 (144A)	490,000	464,919
MCM Capital LLC
Zero Coupon, 05/28/58 (144A)	2,176,587	1,511,346
4.000%, 05/28/58 (144A)	371,166	373,639

Asset-Backed - Other—(Continued)
Merrill Lynch First Franklin Mortgage Loan Trust 0.425%, 1M LIBOR + 0.240%, 05/25/37 (a)	9,761,422	6,741,155
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,782,390	1,800,451
Mosaic Solar Loan Trust
2.100%, 04/20/46 (144A)	300,000	301,746
2.880%, 09/20/40 (144A)	237,443	236,089
3.100%, 04/20/46 (144A)	450,000	453,627
Mountain Hawk II CLO, Ltd. 2.735%, 3M LIBOR + 1.600%, 07/20/24 (144A) (a)	529,724	527,067
MP CLO, Ltd. 2.385%, 3M LIBOR + 1.250%, 10/20/30 (144A) (a)	1,010,000	975,238
Neuberger Berman Loan Advisers CLO, Ltd. 2.305%, 3M LIBOR + 1.170%, 10/18/30 (144A) (a)	1,770,000	1,731,917
Nomura Asset Acceptance Corp. Alternative Loan Trust 0.585%, 1M LIBOR + 0.400%, 10/25/36 (144A) (a)	257,275	237,183
OCP CLO, Ltd.
1.811%, 3M LIBOR + 0.820%, 10/26/27 (144A) (a)	204,579	201,963
2.071%, 3M LIBOR + 1.080%, 04/26/31 (144A) (a)	160,000	155,884
2.255%, 3M LIBOR + 1.120%, 10/18/28 (144A) (a)	2,916,000	2,878,232
2.327%, 3M LIBOR + 1.950%, 11/20/30 (144A) (a)	250,000	233,704
2.479%, 3M LIBOR + 1.260%, 07/15/30 (144A) (a)	3,270,000	3,218,589
2.920%, 3M LIBOR + 1.900%, 04/24/29 (144A) (a)	911,000	851,273
Octagon Investment Partners, Ltd.
1.991%, 3M LIBOR + 1.000%, 01/25/31 (144A) (a)	3,420,000	3,338,149
2.136%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	2,210,000	2,151,477
2.155%, 3M LIBOR + 1.020%, 07/17/30 (144A) (a)	3,370,000	3,285,295
2.325%, 3M LIBOR + 1.190%, 01/20/31 (144A) (a)	430,000	419,548
OFSI Fund, Ltd.
2.035%, 3M LIBOR + 0.900%, 10/18/26 (144A) (a)	90,609	90,469
2.349%, 3M LIBOR + 1.130%, 03/20/25 (144A) (a)	140,741	140,718
OHA Credit Funding 3, Ltd. 2.935%, 3M LIBOR + 1.800%, 07/20/32 (144A) (a)	343,000	332,961
OHA Loan Funding, Ltd. 1.400%, 3M LIBOR + 1.040%, 05/23/31 (144A) (a)	5,670,000	5,554,394
OneMain Financial Issuance Trust
3.140%, 10/14/36 (144A)	3,280,000	3,342,320
3.840%, 05/14/32 (144A)	2,332,000	2,416,714
OZLM Funding, Ltd. 2.348%, 3M LIBOR + 1.250%, 10/22/30 (144A) (a)	10,614,355	10,356,001
OZLM, Ltd.
2.239%, 3M LIBOR + 1.020%, 04/15/31 (144A) (a)	520,000	500,983
2.439%, 3M LIBOR + 1.220%, 11/22/30 (144A) (a)	690,000	667,168
2.919%, 3M LIBOR + 1.700%, 01/15/29 (144A) (a)	2,570,000	2,474,221
3.035%, 3M LIBOR + 1.900%, 01/20/31 (144A) (a)	320,000	301,969
Palmer Square CLO, Ltd.
1.594%, 3M LIBOR + 1.220%, 05/21/29 (144A) (a)	2,600,000	2,555,345
1.742%, 3M LIBOR + 1.350%, 08/15/26 (144A) (a)	945,000	937,386
2.024%, 3M LIBOR + 1.650%, 05/21/29 (144A) (a)	570,000	554,801
2.165%, 3M LIBOR + 1.030%, 04/18/31 (144A) (a)	1,040,000	1,005,150
2.265%, 3M LIBOR + 1.130%, 01/17/31 (144A) (a)	1,312,000	1,290,418
2.276%, 3M LIBOR + 1.100%, 07/16/31 (144A) (a)	1,240,000	1,215,658
Palmer Square Loan Funding, Ltd.
1.727%, 3M LIBOR + 1.350%, 02/20/28 (144A) (a)	980,000	946,843
2.659%, 3M LIBOR + 1.550%, 04/20/28 (144A) (a)	1,120,000	1,085,726
6.920%, 3M LIBOR + 5.900%, 10/24/27 (144A) (a)	262,000	242,189

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Parallel Ltd. 2.885%, 3M LIBOR + 1.750%, 07/20/27 (144A) (a)	350,000	$333,454
Progress Residential Trust
2.768%, 08/17/34 (144A)	926,099	940,480
4.778%, 03/17/35 (144A)	120,000	116,360
Race Point CLO, Ltd. 2.429%, 3M LIBOR + 1.210%, 10/15/30 (144A) (a)	1,170,000	1,150,573
Regatta VI Funding, Ltd. 2.215%, 3M LIBOR + 1.080%, 07/20/28 (144A) (a)	2,910,000	2,857,012
Regional Management Issuance Trust 3.050%, 11/15/28 (144A)	2,750,000	2,704,319
Republic FInance Issuance Trust 3.430%, 11/22/27 (144A)	3,210,000	3,194,013
Riserva CLO, Ltd. 2.275%, 3M LIBOR + 1.140%, 10/18/28 (144A) (a)	1,110,000	1,091,986
Rockford Tower CLO, Ltd.
2.249%, 3M LIBOR + 1.030%, 04/15/29 (144A) (a)	2,020,000	1,980,117
2.307%, 3M LIBOR + 1.930%, 08/20/32 (144A) (a)	250,000	243,341
2.325%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	3,405,000	3,336,045
2.669%, 3M LIBOR + 1.450%, 04/15/29 (144A) (a)	940,000	913,487
2.719%, 3M LIBOR + 1.500%, 10/15/29 (144A) (a)	1,531,000	1,470,411
4.069%, 3M LIBOR + 2.850%, 10/15/29 (144A) (a)	939,000	858,776
Rockford Tower Europe CLO DAC 1.850%, 3M LIBOR + 1.850%, 12/20/31 (EUR) (a)	407,000	452,759
RR 2, Ltd. 2.819%, 3M LIBOR + 1.600%, 10/15/29 (144A) (a)	250,000	240,642
RR 3, Ltd. 2.309%, 3M LIBOR + 1.090%, 01/15/30 (144A) (a)	560,000	548,725
RR 6, Ltd. 2.469%, 3M LIBOR + 1.250%, 04/15/30 (144A) (a)	2,360,000	2,326,755
SG Mortgage Securities Trust 0.395%, 1M LIBOR + 0.210%, 10/25/36 (a)	570,000	411,198
Silver Creek CLO, Ltd. 2.375%, 3M LIBOR + 1.240%, 07/20/30 (144A) (a)	1,330,000	1,309,303
Sound Point CLO II, Ltd. 2.061%, 3M LIBOR + 1.070%, 01/26/31 (144A) (a)	500,000	482,294
Sound Point CLO XIV, Ltd. 2.193%, 3M LIBOR + 1.150%, 01/23/29 (144A) (a)	2,140,000	2,097,838
Sound Point CLO, Ltd. 2.619%, 3M LIBOR + 1.400%, 04/15/32 (144A) (a)	4,840,000	4,699,030
Soundview Home Loan Trust 0.980%, 1M LIBOR + 0.795%, 01/25/35 (a)	19,250	17,783
Steele Creek CLO, Ltd. 2.469%, 3M LIBOR + 1.250%, 10/15/30 (144A) (a)	670,000	648,340
Symphony CLO, Ltd.
2.193%, 3M LIBOR + 1.150%, 01/23/28 (144A) (a)	950,000	937,924
2.249%, 3M LIBOR + 1.030%, 10/15/25 (144A) (a)	4,332,458	4,315,128
2.599%, 3M LIBOR + 1.380%, 07/15/32 (144A) (a)	840,000	830,588
TCI-Flatiron CLO,Ltd. 1.586%, 3M LIBOR + 1.200%, 11/18/30 (144A) (a)	1,080,000	1,058,271
TIAA CLO, Ltd.
2.326%, 3M LIBOR + 1.150%, 01/16/31 (144A) (a)	571,000	557,293
2.415%, 3M LIBOR + 1.280%, 04/20/29 (144A) (a)	900,000	888,533
TICP CLO, Ltd.
2.419%, 3M LIBOR + 1.200%, 01/15/29 (144A) (a)	460,000	454,420
2.919%, 3M LIBOR + 1.700%, 01/15/29 (144A) (a)	1,270,000	1,246,314

Asset-Backed - Other—(Continued)
TICP CLO, Ltd.
8.560%, 3M LIBOR + 7.050%, 04/15/33 (144A) (a)	250,000	233,948
Towd Point Mortgage Trust 4.500%, 11/25/58 (144A) (a)	2,110,000	2,128,420
Trestles CLO III, Ltd.
2.484%, 3M LIBOR + 1.330%, 01/20/33 (144A) (a)	1,170,000	1,143,524
3.004%, 3M LIBOR + 1.850%, 01/20/33 (144A) (a)	520,000	506,106
Tricon American Homes Trust
4.564%, 05/17/37 (144A)	260,000	265,567
4.960%, 05/17/37 (144A)	180,000	181,858
Venture CLO, Ltd. 2.205%, 3M LIBOR + 1.070%, 07/18/31 (144A) (a)	420,000	406,074
Vericrest Opportunity Loan Trust 3.967%, 02/25/49 (144A) (i)	301,051	302,434
Voya CLO, Ltd.
2.279%, 3M LIBOR + 1.060%, 04/15/31 (144A) (a)	1,989,000	1,949,186
2.349%, 3M LIBOR + 1.130%, 10/15/30 (144A) (a)	1,020,000	998,372
3.641%, 3M LIBOR + 2.650%, 07/25/26 (144A) (a)	360,000	338,968
Washington Mutural Asset-Backed Certificates Trust
0.340%, 1M LIBOR + 0.155%, 10/25/36 (a)	803,155	626,151
0.365%, 1M LIBOR + 0.180%, 09/25/36 (a)	2,116,181	914,496
Westcott Park CLO, Ltd. 2.345%, 3M LIBOR + 1.210%, 07/20/28 (144A) (a)	1,370,000	1,354,766
York CLO, Ltd.
2.385%, 3M LIBOR + 1.250%, 10/20/29 (144A) (a)	630,000	619,399
2.885%, 3M LIBOR + 1.750%, 10/20/29 (144A) (a)	850,000	830,097

		322,106,265

Asset-Backed - Student Loan—0.3%
Navient Private Education Refi Loan Trust 1.085%, 1M LIBOR + 0.900%, 11/15/68 (144A) (a)	480,000	469,431
Scholar Funding Trust 0.820%, 1M LIBOR + 0.650%, 01/30/45 (144A) (a)	3,836,817	3,770,428
SLM Private Credit Student Loan Trust 0.643%, 3M LIBOR + 0.330%, 03/15/24 (a)	1,663,977	1,639,799
SLM Private Education Loan Trust 4.935%, 1M LIBOR + 4.750%, 10/15/41 (144A) (a)	1,740,000	1,857,228
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	1,340,000	1,355,499

		9,092,385

Total Asset-Backed Securities (Cost $369,565,938)		364,906,954

Mortgage-Backed Securities—4.6%

Collateralized Mortgage Obligations—1.4%
Alternative Loan Trust
0.325%, 1M LIBOR + 0.140%, 04/25/47 (a)	699,318	615,047
0.375%, 1M LIBOR + 0.190%, 10/25/46 (a)	916,852	815,873
0.380%, 1M LIBOR + 0.190%, 03/20/47 (a)	1,461,242	1,165,296
0.390%, 1M LIBOR + 0.200%, 07/20/46 (a)	2,503,170	1,841,263
0.415%, 1M LIBOR + 0.230%, 11/25/36 (a)	526,502	395,744
0.535%, 1M LIBOR + 0.350%, 06/25/35 (a)	1,287,400	990,301
0.785%, 1M LIBOR + 0.600%, 01/25/36 (a)	495,763	439,515

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Alternative Loan Trust
2.464%, 12M MTA + 0.960%, 04/25/46 (a)	3,725,541	$1,585,778
3.234%, 12M MTA + 1.730%, 11/25/46 (a)	2,594,344	2,093,325
5.500%, 04/25/37	759,169	568,555
6.000%, 04/25/37	117,174	77,072
6.000%, 05/25/37	2,675,515	1,586,102
American Home Mortgage Assets Trust
2.424%, 12M MTA + 0.920%, 11/25/46 (a)	276,497	117,953
2.444%, 12M MTA + 0.940%, 10/25/46 (a)	453,387	360,667
APS Resecuritization Trust
2.785%, 1M LIBOR + 2.600%, 04/27/47 (144A) (a)	369,167	365,613
3.035%, 1M LIBOR + 2.850%, 09/27/46 (144A) (a)	2,095,325	2,073,261
Ari Investments LLC 4.480%, 01/06/25	882,834	838,692
Banc of America Alternative Loan Trust 5.500%, 10/25/35	901,340	879,449
Bear Stearns Asset-Backed Securities Trust
6.250%, 12/25/35 (i)	1,879,569	1,716,070
6.250%, 02/25/36 (i)	2,595,030	2,218,192
Chase Mortgage Finance Trust 6.000%, 12/25/37	7,992,783	5,453,700
Credit Suisse Mortgage Capital Certificates 6.500%, 10/27/37 (144A)	2,615,084	1,429,079
CSFB Mortgage-Backed Pass-Through Certificates 1.535%, 1M LIBOR + 1.350%, 11/25/35 (a)	442,322	90,717
Deutsche ALT-A Securities Mortgage Loan Trust 0.355%, 1M LIBOR + 0.170%, 08/25/47 (a)	420,429	276,064
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.674%, 1M LIBOR + 0.500%, 01/27/37 (144A) (a)	27,759	26,348
GreenPoint Mortgage Funding Trust 3.504%, 12M MTA + 2.000%, 03/25/36 (a)	182,196	169,424
GSR Mortgage Loan Trust 6.000%, 07/25/37	552,587	490,024
HarborView Mortgage Loan Trust 0.399%, 1M LIBOR + 0.205%, 12/19/36 (a)	2,906,403	2,320,341
IndyMac INDX Mortgage Loan Trust 3.543%, 09/25/37 (a)	763,352	507,243
JPMorgan Alternative Loan Trust
0.605%, 1M LIBOR + 0.420%, 03/25/37 (a)	1,071,057	986,473
3.799%, 05/25/37 (a)	249,945	215,729
JPMorgan Chase Commercial Mortgage Securities Corp. 4.767%, 07/05/31 (144A) (a)	265,000	270,784
JPMorgan Mortgage Trust 6.500%, 08/25/36	241,170	151,242
MASTR Resecuritization Trust 0.579%, 08/25/37 (144A) (a)	378,632	231,618
MCM Capital LLC
0.010%, 10/25/28 (144A)	3,622,219	1,080,472
4.000%, 10/25/28 (144A) (i)	1,145,814	1,112,910
Merrill Lynch Mortgage Investors Trust 3.859%, 05/25/36 (a)	1,068,533	931,317
Morgan Stanley Capital I Trust 2014-150E 4.438%, 09/09/32 (144A) (a)	527,000	525,345
Mortgage Loan Resecuritization Trust 0.513%, 1M LIBOR + 0.340%, 04/16/36 (144A) (a)	3,272,573	2,828,067

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (a)	508,660	543,297
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36 (i)	245,164	83,879
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (j)	813,408	85,363
0.931%, 07/25/56 (144A) (a) (c)	1,089,330	150,441
1.589%, 05/25/57 (a)	165,677	74,046
Sequoia Mortgage Trust 3.679%, 07/20/37 (a)	299,889	264,616
Structured Adjustable Rate Mortgage Loan Trust
3.685%, 04/25/36 (a)	303,004	229,406
3.912%, 04/25/47 (a)	809,474	526,845
Structured Asset Mortgage Investments Trust
0.375%, 1M LIBOR + 0.190%, 06/25/36 (a)	1,091,436	945,041
0.395%, 1M LIBOR + 0.210%, 05/25/46 (a)	237,087	198,196
0.415%, 1M LIBOR + 0.230%, 02/25/36 (a)	1,560,020	1,330,124
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	390,000	386,886
Voyager OPTONE Delaware Trust 2.166%, 02/25/38 (144A) (a) (c)	3,471,930	1,193,245

		45,852,050

Commercial Mortgage-Backed Securities—3.2%
1211 Avenue of the Americas Trust 4.280%, 08/10/35 (144A) (a)	230,000	217,570
AOA Mortgage Trust 3.110%, 12/13/29 (144A) (a)	460,000	461,122
Ashford Hospitality Trust, Inc. 2.285%, 1M LIBOR + 2.100%, 04/15/35 (144A) (a)	138,000	120,366
Atrium Hotel Portfolio Trust
2.135%, 1M LIBOR + 1.950%, 12/15/36 (144A) (a)	1,540,000	1,267,897
3.235%, 1M LIBOR + 3.050%, 12/15/36 (144A) (a)	178,038	130,352
BAMLL Commercial Mortgage Securities Trust
1.585%, 1M LIBOR + 1.400%, 11/15/33 (144A) (a)	510,000	478,076
1.685%, 1M LIBOR + 1.500%, 11/15/32 (144A) (a)	300,000	255,420
2.185%, 1M LIBOR + 2.000%, 11/15/32 (144A) (a)	630,000	512,007
3.716%, 04/14/33 (144A) (a)	250,000	240,892
3.727%, 08/14/34 (144A) (a)	2,127,000	1,841,510
Banc of America Commercial Mortgage Trust
0.779%, 02/15/50 (a)(c)	4,070,000	150,419
1.436%, 02/15/50 (144A) (a) (c)	2,000,000	140,340
Bancorp Commercial Mortgage Trust (The) 1.035%, 1M LIBOR + 0.850%, 01/15/33 (144A) (a)	61,449	58,519
BANK
0.463%, 09/15/62 (a)(c)	8,619,000	245,379
0.963%, 09/15/62 (a)(c)	2,542,095	161,309
4.169%, 08/15/61 (a)	187,000	167,303
Barclays Commercial Mortgage Trust
1.506%, 05/15/52 (a)(c)	2,376,469	180,558
2.345%, 1M LIBOR + 2.160%, 11/25/34 (144A) (a)	520,000	490,136
Bayview Commercial Asset Trust
0.435%, 1M LIBOR + 0.250%, 10/25/36 (144A) (a)	174,846	151,998
0.485%, 1M LIBOR + 0.300%, 01/25/36 (144A) (a)	104,151	97,250
0.485%, 1M LIBOR + 0.300%, 10/25/36 (144A) (a)	177,914	152,740

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Bayview Commercial Asset Trust
0.545%, 1M LIBOR + 0.360%, 04/25/36 (144A) (a)	116,289	$101,743
0.635%, 1M LIBOR + 0.450%, 01/25/36 (144A) (a)	77,535	71,100
1.685%, 1M LIBOR + 1.500%, 12/25/37 (144A) (a)	720,000	650,297
BB-UBS Trust
0.730%, 11/05/36 (144A) (a) (c)	85,480,000	2,107,065
4.160%, 11/05/36 (144A) (a)	330,000	262,007
BBCMS Mortgage Trust 0.907%, 1M LIBOR + 0.722%, 03/15/37 (144A) (a)	280,000	266,201
Bear Stearns Commercial Mortgage Securities Trust 5.513%, 01/12/45 (a)	210,552	194,088
Benchmark Mortgage Trust
1.212%, 03/15/52 (a)(c)	5,777,400	404,980
1.269%, 08/15/57 (a)(c)	12,715,185	942,717
2.500%, 02/15/53 (144A)	189,000	129,624
3.176%, 02/15/53 (a)	80,000	78,507
3.404%, 12/15/62 (144A) (a)	509,000	477,425
3.655%, 02/15/53 (a)	124,000	111,681
BHMS Mortgage Trust 1.435%, 1M LIBOR + 1.250%, 07/15/35 (144A) (a)	370,000	350,549
BWAY Mortgage Trust
3.446%, 03/10/33 (144A)	1,495,000	1,508,061
3.454%, 03/10/33 (144A)	3,126,000	3,348,599
3.633%, 03/10/33 (144A)	600,000	600,308
BX Commercial Mortgage Trust
2.185%, 1M LIBOR + 2.000%, 12/15/36 (144A) (a)	3,315,000	3,149,051
2.485%, 1M LIBOR + 2.300%, 10/15/36 (144A) (a)	4,098,668	3,934,517
2.835%, 1M LIBOR + 2.650%, 10/15/36 (144A) (a)	3,518,740	3,320,633
3.185%, 1M LIBOR + 3.000%, 11/15/35 (144A) (a)	3,101,000	3,008,413
4.075%, 12/09/41 (144A) (a)	2,019,000	1,864,865
BX Trust
3.202%, 12/09/41 (144A)	260,000	270,817
4.075%, 12/09/41 (144A) (a)	2,517,000	2,229,868
BXP Trust 3.670%, 08/13/37 (144A) (a)	760,000	615,490
CD Commercial Mortgage Trust
3.514%, 05/10/50 (a)	10,000	11,123
3.631%, 02/10/50	350,000	389,834
5.648%, 10/15/48	293,077	299,890
CFCRE Commercial Mortgage Trust 0.888%, 05/10/58 (a) (c)	2,370,000	84,678
CFK Trust 4.637%, 01/15/39 (144A) (a)	728,000	747,423
CGDBB Commercial Mortgage Trust
0.975%, 1M LIBOR + 0.790%, 07/15/32 (144A) (a)	1,023,169	1,015,534
1.785%, 1M LIBOR + 1.600%, 07/15/32 (144A) (a)	1,014,033	999,730
2.335%, 1M LIBOR + 2.150%, 07/15/32 (144A) (a)	1,534,753	1,497,753
CHC Commercial Mortgage Trust 1.685%, 1M LIBOR + 1.500%, 06/15/34 (144A) (a)	1,690,704	1,563,751
Citigroup Commercial Mortgage Trust
3.102%, 12/15/72	220,000	245,113
4.888%, 05/10/36 (144A) (a)	1,107,000	1,081,759
5.050%, 04/15/49 (a)	40,000	36,956
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.168%, 02/10/35 (144A) (a) (c)	60,958,000	265,167
1.161%, 03/10/46 (a) (c)	20,139,747	390,061

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.285%, 10/10/36 (144A) (a)	270,000	253,361
3.550%, 07/15/47	546,704	585,027
3.696%, 08/10/48	320,000	353,031
3.796%, 08/10/47	540,000	588,043
4.006%, 04/10/47	400,000	434,054
4.236%, 02/10/47 (a)	320,000	347,359
4.484%, 07/10/48 (a)	1,600,000	1,457,603
5.917%, 06/10/44 (144A) (a)	134,660	134,507
Credit Suisse Mortgage Capital Certificates Trust 1.135%, 1M LIBOR + 0.950%, 12/15/30 (144A) (a)	280,000	264,638
CSAIL Commercial Mortgage Trust
0.218%, 11/15/50 (a) (c)	3,940,000	57,277
0.702%, 09/15/52 (a) (c)	4,150,000	174,513
1.510%, 09/15/52 (a) (c)	8,843,747	809,512
1.729%, 06/15/52 (a) (c)	9,596,196	994,619
2.500%, 09/15/52 (144A)	540,000	358,684
3.000%, 03/15/52 (144A)	347,808	235,445
3.504%, 06/15/57	320,000	345,894
3.934%, 09/15/52	692,000	578,282
4.208%, 06/15/57 (a)	430,000	420,834
4.237%, 06/15/52 (a)	160,000	135,718
DBJPM Mortgage Trust
1.000%, 06/10/50 (a) (c)	2,060,000	109,983
3.276%, 05/10/49	240,000	260,745
DBUBS Mortgage Trust
3.452%, 10/10/34 (144A)	850,000	911,491
3.648%, 10/10/34 (144A) (a)	1,710,000	1,674,998
Eleven Madison Trust Mortgage Trust 3.673%, 09/10/35 (144A) (a)	440,000	476,059
Exantas Capital Corp., Ltd. 1.694%, 1M LIBOR + 1.500%, 04/15/36 (144A) (a)	940,000	904,054
GPMT, Ltd. 1.094%, 1M LIBOR + 0.900%, 11/21/35 (144A) (a)	228,023	226,046
GS Mortgage Securities Corp. II
3.573%, 12/10/30 (144A) (a)	250,000	215,416
5.366%, 05/03/32 (144A)	840,000	954,591
GS Mortgage Securities Corp. Trust
1.085%, 1M LIBOR + 0.900%, 06/15/36 (144A) (a)	750,000	731,297
1.550%, 1M LIBOR + 1.300%, 07/15/32 (144A) (a)	80,000	78,197
1.750%, 1M LIBOR + 1.500%, 07/15/32 (144A) (a)	170,000	165,105
2.150%, 1M LIBOR + 1.800%, 07/15/32 (144A) (a)	70,000	67,722
2.850%, 1M LIBOR + 2.500%, 07/15/32 (144A) (a)	30,000	28,531
2.856%, 05/10/34 (144A)	710,000	699,289
GS Mortgage Securities Trust
1.385%, 1M LIBOR + 1.200%, 06/15/38 (144A) (a)	332,000	317,038
2.059%, 1M LIBOR + 1.875%, 06/15/36 (144A) (a)	407,000	380,585
3.000%, 08/10/50 (144A)	240,000	171,408
3.931%, 09/10/47	800,000	871,104
3.932%, 10/10/35 (144A) (a)	340,000	331,011
3.933%, 11/10/52 (a)	110,000	97,986
3.980%, 02/10/48	160,000	162,905
4.529%, 04/10/47 (a)	50,000	51,757
4.574%, 07/10/48 (a)	200,000	182,433
GSCG Trust 4.118%, 09/06/34 (144A) (a)	430,000	388,883

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	$1,162,347
Hudson Yards Mortgage Trust
3.041%, 12/10/41 (144A) (a)	930,000	814,191
3.558%, 07/10/39 (144A) (a)	511,000	481,574
IMT Trust
3.478%, 06/15/34 (144A)	540,000	571,565
3.613%, 06/15/34 (144A) (a)	570,000	526,650
JPMBB Commercial Mortgage Securities Trust
0.836%, 05/15/48 (a)(c)	849,573	19,662
0.985%, 09/15/47 (a)(c)	1,378,762	39,251
3.775%, 08/15/47	550,000	596,341
3.801%, 09/15/47	220,000	239,114
4.265%, 12/15/48 (144A) (a)	300,000	225,316
JPMCC Commercial Mortgage Securities Trust
3.490%, 07/15/50	320,000	356,218
4.782%, 03/15/50 (144A) (a)	650,000	412,857
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (c)	2,067,000	81,252
JPMorgan Chase Commercial Mortgage Securities Trust
0.651%, 04/15/46 (a) (c)	4,900,000	68,258
0.750%, 08/15/49 (144A) (a) (c)	5,300,000	204,395
1.494%, 1M LIBOR + 1.300%, 06/15/45 (144A) (a)	122,544	122,326
2.345%, 1M LIBOR + 2.160%, 07/15/36 (144A) (a)	570,000	521,393
2.435%, 1M LIBOR + 2.250%, 12/15/36 (144A) (a)	585,000	517,957
2.949%, 09/06/38 (144A) (a)	238,000	250,334
3.185%, 1M LIBOR + 3.000%, 07/15/36 (144A) (a)	204,000	182,141
3.750%, 06/13/52	232,000	185,703
3.909%, 06/05/39 (144A) (a)	336,000	261,159
4.050%, 09/15/50	110,000	111,152
4.393%, 01/15/49 (a)	970,000	730,223
KNDL Mortgage Trust 1.985%, 1M LIBOR + 1.800%, 05/15/36 (144A) (a)	2,728,000	2,622,857
LB-UBS Commercial Mortgage Trust 1.178%, 12/15/52 (a) (c)	7,360,334	501,075
Lehman Brothers Small Balance Commercial Mortgage Trust 0.435%, 1M LIBOR + 0.250%, 03/25/37 (144A) (a)	333,357	311,958
LSTAR Commercial Mortgage Trust
1.148%, 03/10/50 (144A) (a) (c)	812,092	28,475
3.360%, 04/20/48 (144A) (a)	408,281	411,566
MFT Trust 3.477%, 02/06/30 (144A) (a)	2,265,000	2,078,201
Morgan Stanley Bank of America Merrill Lynch Trust
1.355%, 12/15/47 (144A) (a) (c)	1,810,000	77,169
3.060%, 10/15/48 (144A)	152,000	114,158
3.892%, 06/15/47	3,000,000	3,230,728
4.289%, 07/15/50 (144A) (a)	151,000	115,184
4.558%, 05/15/50 (a)	300,000	265,494
4.677%, 10/15/48 (a)	170,000	155,334
Morgan Stanley Capital Trust
1.194%, 03/15/52 (a) (c)	2,389,899	168,209
2.357%, 06/15/50 (144A) (a) (c)	1,190,000	147,276
2.546%, 06/15/50 (144A)	1,510,000	980,008
2.735%, 1M LIBOR + 2.550%, 07/15/35 (144A) (a)	120,000	104,981
2.785%, 1M LIBOR + 2.600%, 11/15/34 (144A) (a)	1,977,000	1,915,267
3.417%, 06/15/52	434,000	488,800

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust
3.560%, 07/13/29 (144A) (a)	540,000	550,903
3.744%, 1M LIBOR + 2.244%, 12/15/36 (144A) (a)	290,000	255,357
4.071%, 03/15/52	403,000	473,221
4.166%, 05/15/48 (144A) (a)	110,000	83,945
4.166%, 05/15/48 (a)	150,000	134,497
4.177%, 07/15/51	38,000	44,475
Natixis Commercial Mortgage Securities Trust 1.134%, 1M LIBOR + 0.950%, 06/15/35 (144A) (a)	224,121	212,683
Olympic Tower Mortgage Trust
0.511%, 05/10/39 (144A) (a) (c)	13,300,000	343,792
4.077%, 05/10/39 (144A) (a)	1,049,000	899,342
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) † (a) (c)	4,222,000	4
0.218%, 02/10/32 (144A) (a) (c)	21,110,000	50,875
Park Avenue Mortgage Trust
1.721%, 1M LIBOR + 1.537%, 09/15/34 (144A) (a)	500,000	482,730
2.304%, 1M LIBOR + 2.119%, 09/15/34 (144A) (a)	1,750,000	1,653,996
Park Avenue Trust
0.271%, 06/05/37 (144A) (a) (c)	5,000,000	59,472
3.779%, 06/05/37 (144A) (a)	207,000	193,874
PFP, Ltd.
1.165%, 1M LIBOR + 0.970%, 04/14/36 (144A) (a)	389,464	375,833
1.615%, 1M LIBOR + 1.420%, 04/14/36 (144A) (a)	230,000	221,463
Prima Capital CRE Securitization, Ltd.
4.000%, 08/24/40 (144A)	1,740,000	1,566,000
4.000%, 08/24/49 (144A)	260,000	250,638
UBS Commercial Mortgage Trust 1.636%, 10/15/52 (a) (c)	7,019,372	706,373
Velocity Commercial Capital Loan Trust
4.240%, 11/25/47 (144A) (a)	173,509	156,622
4.450%, 05/25/47 (144A) (a)	150,000	148,578
4.458%, 10/25/46 (a)	100,000	100,319
5.000%, 11/25/47 (144A) (a)	101,641	85,437
5.350%, 05/25/47 (144A) (a)	150,000	146,495
5.498%, 10/25/46 (a)	140,000	140,124
7.226%, 10/25/46 (a)	160,000	161,723
Wells Fargo Commercial Mortgage Trust
1.012%, 12/15/48 (a) (c)	1,126,649	45,795
1.035%, 1M LIBOR + 0.850%, 12/13/31 (144A) (a)	490,000	464,159
1.402%, 08/15/49 (144A) (a) (c)	1,430,000	91,506
1.589%, 05/15/52 (a) (c)	5,410,013	491,862
2.275%, 1M LIBOR + 2.090%, 02/15/37 (144A) (a)	300,000	246,867
2.342%, 1M LIBOR + 2.157%, 12/15/36 (144A) (a)	250,762	236,944
2.600%, 11/15/50 (144A) (a)	505,000	323,682
2.925%, 1M LIBOR + 2.740%, 02/15/37 (144A) (a)	260,000	209,131
3.148%, 05/15/48	94,000	100,632
3.241%, 12/15/48 (144A)	483,000	342,512
3.540%, 05/15/48	260,000	283,172
3.561%, 08/15/52	370,000	296,867
3.718%, 12/15/48	190,000	210,234
3.809%, 12/15/48	630,000	702,011
3.874%, 06/15/36 (144A) (a)	270,000	297,779
4.496%, 09/15/50 (144A) (a)	150,000	105,436
WF-RBS Commercial Mortgage Trust
3.678%, 08/15/47	595,000	642,145

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust
3.909%, 09/15/57 (a)	1,540,000	$1,388,483

		103,511,683

Total Mortgage-Backed Securities (Cost $162,775,468)		149,363,733

Municipals—4.5%
American Municipal Power, Inc., Build America Bonds
7.834%, 02/15/41	425,000	691,688
8.084%, 02/15/50	510,000	920,575
Arizona Health Facilities Authority 1.770%, 3M LIBOR + 0.810%, 01/01/37 (a)	780,000	728,801
Bay Area Toll Bridge Authority, Build America Bonds
2.425%, 04/01/26	1,575,000	1,676,146
6.918%, 04/01/40	825,000	1,302,898
7.043%, 04/01/50	1,810,000	3,242,760
California Health Facilities Financing Authority 5.000%, 08/15/33	495,000	599,113
California Pollution Control Financing Authority 5.000%, 11/21/45 (144A)	450,000	464,670
California State Public Works Board, Build America Bond 8.361%, 10/01/34	760,000	1,258,750
California State University 2.975%, 11/01/51	1,970,000	2,110,087
Canaveral Port Authority
5.000%, 06/01/45	520,000	570,606
5.000%, 06/01/48	300,000	327,696
Central Puget Sound Regional Transit Authority 5.000%, 11/01/50	510,000	594,986
Chesapeake Bay Bridge & Tunnel District 5.000%, 07/01/51	275,000	297,107
City of New York NY
2.850%, 08/01/31	1,230,000	1,312,717
2.900%, 08/01/32	2,045,000	2,183,590
3.760%, 12/01/27	730,000	824,776
Commonwealth Financing Authority 4.144%, 06/01/38	225,000	270,637
Series A
3.807%, 06/01/41	2,705,000	3,178,835
3.864%, 06/01/38	365,000	429,696
Commonwealth of Puerto Rico 8.000%, 07/01/35 (g)	2,245,000	1,347,000
Connecticut State Health & Educational Facility Authority 5.000%, 07/01/45	660,000	738,745
Dallas Area Rapid Transit
5.000%, 12/01/41	680,000	793,077
5.000%, 12/01/46	920,000	1,066,795
Dallas Fort Worth International Airport 3.144%, 11/01/45	550,000	557,865
DuBois Hospital Authority 5.000%, 07/15/43	360,000	417,712
Dutchess County Local Development Corp. 5.000%, 07/01/46	1,025,000	1,137,207
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	416,821
Great Lakes Water Authority Water Supply System Revenue
3.056%, 07/01/39	380,000	405,361
5.250%, 07/01/33	150,000	178,460
Idaho Health Facilities Authority 5.000%, 12/01/47	320,000	380,323
Indiana Finance Authority 5.000%, 10/01/45	870,000	994,349
Indiana Housing & Community Development Authority 3.800%, 07/01/38	235,000	257,318
JobsOhio Beverage System
3.985%, 01/01/29	1,335,000	1,500,286
Series A 2.833%, 01/01/38	280,000	297,836
Lexington County Health Services District, Inc. 5.000%, 11/01/41	300,000	343,035
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	785,000	1,294,724
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,988,529
Louisiana Public Facilities Authority 5.000%, 07/01/48	340,000	404,491
Maryland Health & Higher Educational Facilities Authority 5.000%, 08/15/27	280,000	323,767
Massachusetts Development Finance Agency
5.000%, 07/01/43	680,000	798,844
5.000%, 07/01/47	500,000	576,740
Massachusetts Housing Finance Agency
4.500%, 12/01/39	255,000	269,548
4.500%, 12/01/48	330,000	354,625
4.600%, 12/01/44	275,000	291,332
Massachusetts School Building Authority
Series B
2.866%, 10/15/31	1,485,000	1,570,759
2.966%, 10/15/32	925,000	975,570
Massachusetts Water Resources Authority 5.000%, 08/01/40	270,000	326,727
Metropolitan Atlanta Rapid Transit Authority 5.000%, 07/01/41	650,000	751,251
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board 5.000%, 07/01/46	690,000	776,823
Metropolitan Transportation Authority, Build America Bonds
5.000%, 11/15/41	410,000	499,663
6.668%, 11/15/39	170,000	218,304
6.814%, 11/15/40	330,000	430,330
Miami-Dade County, FL Aviation Revenue
2.529%, 10/01/30	1,265,000	1,248,580
3.354%, 10/01/29	195,000	194,142
3.454%, 10/01/30	355,000	353,456
3.504%, 10/01/31	330,000	328,789
4.062%, 10/01/31	495,000	544,782
5.000%, 10/01/38	525,000	589,024
5.000%, 10/01/40	500,000	582,305

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Michigan Finance Authority
5.000%, 11/15/28	300,000	$362,493
5.000%, 11/15/41	330,000	383,493
Michigan State Housing Development Authority
3.550%, 10/01/33	300,000	333,450
4.000%, 10/01/43	290,000	318,713
4.050%, 10/01/48	140,000	153,307
4.150%, 10/01/53	690,000	757,592
Mississippi State Hospital Equipment & Facilities Authority, Baptist Memorial Health Care 5.000%, 09/01/46	630,000	693,189
Missouri State Health & Educational Facilities Authority Revenue
3.229%, 05/15/50	240,000	273,442
5.000%, 11/15/29	340,000	401,713
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	471,000	684,966
New Hope Cultural Education Facilities Finance Corp. 5.000%, 08/15/47	380,000	451,071
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	492,000	833,778
New Jersey Transportation Trust Fund Authority 5.754%, 12/15/28	405,000	441,187
New Orleans Aviation Board 5.000%, 01/01/40	530,000	590,685
New York City Housing Development Corp.
3.700%, 11/01/38	320,000	339,030
3.850%, 11/01/43	950,000	1,025,563
4.000%, 11/01/53	1,010,000	1,080,054
New York City Transitional Finance Authority Future Tax Secured Revenue
3.050%, 05/01/27	1,670,000	1,852,832
3.550%, 05/01/25	1,475,000	1,660,407
3.750%, 11/01/25	945,000	1,024,380
3.900%, 08/01/31	1,310,000	1,506,972
Series C 3.350%, 11/01/30	1,495,000	1,694,029
New York City Water & Sewer System
5.375%, 06/15/43	2,360,000	2,411,845
5.500%, 06/15/43	1,225,000	1,254,486
5.882%, 06/15/44	270,000	423,784
New York City Water & Sewer System, Build America Bonds
5.440%, 06/15/43	815,000	1,227,512
5.750%, 06/15/41	195,000	299,124
New York Convention Center Development Corp.
5.000%, 11/15/40	370,000	396,622
New York State Dormitory Authority
Series B 3.142%, 07/01/43	650,000	669,916
Series F 3.190%, 02/15/43	880,000	957,634
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	495,754
New York State Urban Development Corp.
3.250%, 03/15/25	640,000	690,176
3.320%, 03/15/29	1,285,000	1,393,377
New York State Urban Development Corp.
Series B 2.350%, 03/15/27	1,265,000	1,305,214
New York Transportation Development Corp.
5.000%, 07/01/46	340,000	365,935
5.250%, 01/01/50	2,060,000	2,233,061
Orange County Local Transportation Authority, Build America Bond 6.908%, 02/15/41	1,420,000	2,124,845
Oregon School Boards Association
4.759%, 06/30/28	1,850,000	2,087,447
Series B 5.550%, 06/30/28	1,735,000	2,091,195
5.680%, 06/30/28	1,235,000	1,516,197
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	555,074
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,180,000	1,566,485
4.960%, 08/01/46	1,350,000	1,874,637
Port of Seattle 5.000%, 05/01/43	260,000	299,972
Regents of the University of California Medical Center Pooled Revenue, Build America Bond 6.583%, 05/15/49	1,110,000	1,745,375
Riverside, CA, Electric Revenue, Build America Bond 7.605%, 10/01/40	525,000	865,253
Royal Oak Hospital Finance Authority 5.000%, 09/01/39	450,000	496,386
Sacramento County Sanitation Districts Financing Authority 0.765%, 3M LIBOR + 0.530%, 12/01/35 (a)	2,220,000	1,923,697
Salt River Arizona Project Agricultural Improvement & Power District 5.000%, 12/01/45	1,070,000	1,250,905
San Antonio Water System 5.000%, 05/15/39	530,000	620,296
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond
5.718%, 02/01/41	605,000	879,319
5.808%, 02/01/41	875,000	1,311,091
San Diego Public Facilities Financing Authority 5.000%, 05/15/39	475,000	577,206
San Jose Redevelopment Agency Successor Agency 3.176%, 08/01/26	470,000	518,819
South Carolina State Public Service Authority 2.388%, 12/01/23	1,195,000	1,222,760
State of California
3.349%, 07/01/29	2,560,000	2,931,968
4.600%, 04/01/38	3,765,000	4,399,666
Series B 2.650%, 04/01/26	2,495,000	2,721,022
State of California General Obligation Unlimited, Build America Bonds
7.300%, 10/01/39	860,000	1,437,782
7.350%, 11/01/39	300,000	504,651
7.500%, 04/01/34	1,125,000	1,834,582
7.550%, 04/01/39	1,375,000	2,448,449

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Connecticut 2.547%, 07/01/28	175,000	$184,354
Series A 3.310%, 01/15/26	1,150,000	1,265,862
5.850%, 03/15/32	1,050,000	1,422,057
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	3,053,494
State of Massachusetts 2.900%, 09/01/49	440,000	479,767
5.456%, 12/01/39	80,000	113,330
State of New Jersey 3.270%, 05/01/43	920,000	967,840
State of New York 2.800%, 02/15/32	1,120,000	1,222,805
State of Oregon 5.892%, 06/01/27	1,900,000	2,375,209
State of Texas 5.517%, 04/01/39	2,055,000	2,984,723
State of Texas Transportation Commission Revenue 5.000%, 04/01/32	750,000	1,014,150
State of Washington General Obligation Unlimited 5.000%, 08/01/40	1,300,000	1,549,010
Sumter Landing Community Development District 4.172%, 10/01/47	385,000	431,335
Tennessee Housing Development Agency
3.750%, 07/01/38	280,000	307,588
3.850%, 07/01/43	130,000	140,867
3.950%, 01/01/49	95,000	102,233
Texas Municipal Gas Acquisition & Supply Corp. 6.250%, 12/15/26	240,000	278,938
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 12/31/55	170,000	176,428
Tobacco Settlement Finance Authority 7.467%, 06/01/47	740,000	745,232
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	265,000	253,740
University of California CA, Revenue
4.601%, 05/15/31	400,000	485,528
4.858%, 05/15/12	239,000	331,266
5.770%, 05/15/43	675,000	1,005,460
University of Texas 2.836%, 05/15/27	805,000	898,372
Virginia Small Business Financing Authority 5.000%, 12/31/52	710,000	783,442
Water Revenue Authority of Georgia, Build America Bond 5.000%, 11/01/40	250,000	291,825
West Virginia Hospital Finance Authority
5.000%, 06/01/21	390,000	404,009
5.000%, 06/01/22	425,000	456,471
5.000%, 06/01/23	355,000	394,700
5.000%, 06/01/24	375,000	429,780

Total Municipals (Cost $136,201,901)		145,853,109

Foreign Government—2.6%
Security Description	Principal Amount*	Value

Sovereign—2.6%
Abu Dhabi Government International Bond 2.500%, 04/16/25 (144A)	1,360,000	1,429,102
Brazilian Government International Bond 2.875%, 06/06/25 (f)	1,922,000	1,897,975
Colombia Government International Bonds
3.125%, 04/15/31	578,000	573,093
3.875%, 04/25/27	3,520,000	3,713,635
4.125%, 05/15/51	578,000	580,890
4.500%, 03/15/29	2,000,000	2,193,120
5.200%, 05/15/49	1,420,000	1,664,141
Colombian TES 6.250%, 11/26/25 (COP)	2,235,700,000	644,446
7.250%, 10/18/34 (COP)	6,249,900,000	1,729,001
Egypt Government International Bonds
5.625%, 04/16/30 (EUR)	711,000	718,927
6.375%, 04/11/31 (144A) (EUR)	632,000	655,023
8.875%, 05/29/50 (144A) (f)	838,000	826,821
Hungary Government International Bond 5.375%, 03/25/24	2,054,000	2,330,058
Indonesia Government International Bonds
2.850%, 02/14/30	1,600,000	1,633,315
4.100%, 04/24/28	1,895,000	2,097,798
Indonesia Treasury Bonds
6.500%, 06/15/25 (IDR)	20,293,000,000	1,415,751
6.625%, 05/15/33 (IDR)	5,974,000,000	381,567
7.000%, 05/15/27 (IDR)	16,229,000,000	1,136,087
7.000%, 09/15/30 (IDR)	7,163,000,000	493,262
7.500%, 06/15/35 (IDR)	33,557,000,000	2,319,274
8.375%, 04/15/39 (IDR)	48,499,000,000	3,565,194
Mexico Government International Bonds
4.150%, 03/28/27 (f)	5,493,000	5,877,510
4.500%, 01/31/50 (f)	2,780,000	2,859,230
4.750%, 04/27/32 (f)	1,970,000	2,171,925
Panama Government International Bonds
3.875%, 03/17/28	4,307,000	4,834,607
Peruvian Government International Bond 4.125%, 08/25/27 (f)	2,856,000	3,281,573
Perusahaan Penerbit SBSN Indonesia III 2.800%, 06/23/30 (144A)	1,615,000	1,617,019
Philippine Government International Bond 3.000%, 02/01/28	5,114,000	5,517,128
Qatar Government International Bond 3.750%, 04/16/30 (144A)	1,163,000	1,324,299
Russian Federal Bond - OFZ
6.000%, 10/06/27 (RUB)	57,235,000	828,372
6.900%, 05/23/29 (RUB)	240,437,000	3,654,284
8.150%, 02/03/27 (RUB)	107,334,000	1,738,232
8.500%, 09/17/31 (RUB)	270,975,000	4,600,035
Saudi Government International Bonds
2.900%, 10/22/25 (144A)	4,545,000	4,819,518
3.250%, 10/22/30	1,900,000	2,036,838
Ukraine Government International Bonds
6.750%, 06/20/26 (EUR)	515,000	587,281
7.375%, 09/25/32	405,000	406,407
9.750%, 11/01/28	2,579,000	2,937,161

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Uruguay Government International Bonds
4.375%, 10/27/27	1,950,000	$2,227,894
5.100%, 06/18/50	610,000	786,906

Total Foreign Government (Cost $81,597,967)		84,104,699

Floating Rate Loans (k)—1.8%

Advertising—0.0%
Lamar Media Corp. Term Loan B, 1.674%, 1M LIBOR + 1.500%, 02/05/27	104,734	102,901

Airlines—0.1%
Allegiant Travel Company Term Loan, 3.434%, 3M LIBOR + 3.000%, 02/05/24	1,365,543	1,222,161
WestJet Airlines, Ltd. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	3,326,285	2,699,836

		3,921,997

Building Materials—0.0%
Jeld-Wen, Inc. 1st Lien Term Loan, 2.178%, 1M LIBOR + 2.000%, 12/14/24	636,472	603,057

Commercial Services—0.5%
Caliber Home Loans, Inc. Revolver, 3.173%, 1M LIBOR + 3.000%, 04/24/21 (l)	5,350,000	5,323,250
Interface Security Systems LLC Term Loan, 8.750%, 3M LIBOR + 7.000%, 08/07/23 (m) (n)	1,256,664	1,208,031
Roundpoint Mortgage Servicing Corp. Revolver, 3.548%, 08/08/20 (l)	8,397,567	8,397,567

		14,928,848

Distribution/Wholesale—0.0%
KAR Auction Services, Inc. Term Loan B6, 2.500%, 1M LIBOR + 2.250%, 09/19/26	235,342	224,164

Diversified Financial Services—0.3%
LSTAR Securities Financing Term Loan, 2.173%, 1M LIBOR + 2.000%, 05/30/22	6,480,269	6,285,861
Pretium Mortgage Credit Partners I Term Loan B1, 2.434%, 1M LIBOR + 2.250%, 10/21/20	1,097,494	1,086,519
RNTR Seer Financing Term Loan, 2.675%, 1M LIBOR + 2.375%, 12/20/21	1,813,720	1,772,912

		9,145,292

Electric—0.0%
Pacific Gas & Electric Company Term Loan B, 5.500%, 3M LIBOR + 4.500%, 06/23/25	1,377,000	1,361,509

Entertainment—0.2%
18 Fremont Street Acquisition LLC Term Loan B, 9.500%, 3M LIBOR + 8.000%, 08/09/25	2,807,182	2,505,410

Entertainment—(Continued)
Everi Payments, Inc.
Term Loan, 11.500%, 3M LIBOR + 10.500%, 05/09/24	140,000	142,800
Term Loan B, 3.822%, 3M LIBOR + 2.750%, 05/09/24	164,423	155,853
Playtika Holding Corp. Term Loan B, 7.072%, 3M LIBOR + 6.000%, 12/10/24	2,257,999	2,262,232
Stars Group Holdings B.V. (The) Incremental Term Loan, 3.808%, 3M LIBOR + 3.500%, 07/10/25	696,176	693,746

		5,760,041

Healthcare-Services—0.1%
Acadia Healthcare Co., Inc. Term Loan B4, 2.678%, 1M LIBOR + 2.500%, 02/16/23	3,005,036	2,948,692
Select Medical Corp. Term Loan B, 2.680%, 1M LIBOR + 2.500%, 03/06/25	242,054	231,161

		3,179,853

Internet—0.0%
Airbnb, Inc. Term Loan, 8.500%, 3M LIBOR + 7.500%, 04/17/25	731,000	763,895

Lodging—0.2%
Aimbridge Acquisition Co., Inc. Term Loan B, 3.928%, 1M LIBOR + 3.750%, 02/02/26	844,438	743,105
Caesars Resort Collection LLC 1st Lien Term Loan B, 06/19/25 (o)	391,000	368,727
Golden Nugget, Inc. Incremental Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	1,378,050	1,141,714
Spectacle Gary Holdings LLC
Delayed Draw Term Loan, 11.000%, 3M LIBOR + 9.000%, 12/23/25 (l)	217,095	201,898
Term Loan B, 11.000%, 3M LIBOR + 9.000%, 12/23/25	2,995,905	2,786,192

		5,241,636

Machinery-Diversified—0.0%
Douglas Dynamics Holdings, Inc. Term Loan B, 4.750%, 06/05/26	229,658	225,639

Media—0.0%
CSC Holdings, LLC Term Loan B5, 2.685%, 1M LIBOR + 2.500%, 04/15/27	981,521	935,880

Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc. Term Loan B, 2.438%, 1M LIBOR + 2.250%, 07/31/26	241,052	234,423
Zekelman Industries, Inc. Term Loan, 2.430%, 1M LIBOR + 2.250%, 01/24/27	276,308	265,946

		500,369

Mining — 0.0%
Samarco Mineracao S.A. Fixed Rate Term Loan, 03/25/21 (g)	330,092	128,736

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Floating Rate Loans (k)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil & Gas—0.1%
California Resources Corp. 1st Lien Term Loan, 5.750%, 3M LIBOR + 4.750%, 12/31/22	650,000	$242,937
Chesapeake Energy Corp. Term Loan, 9.000%, 1M LIBOR + 8.000%, 06/24/24	3,248,000	1,891,960

		2,134,897

Pharmaceuticals—0.0%
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.109%, 1M LIBOR + 2.000%, 11/15/27	1,548,466	1,495,344

Pipelines—0.1%
Buckeye Partners L.P. Term Loan B, 2.923%, 1M LIBOR + 2.750%, 11/01/26	2,516,693	2,426,721

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 1.940%, 1M LIBOR + 1.750%, 12/20/24	1,487,000	1,390,345

Retail—0.0%
Foundation Building Materials Holding Co. LLC Term Loan B, 3.178%, 1M LIBOR + 3.000%, 08/13/25	1,157,375	1,118,314

Telecommunications—0.1%
Connect Finco Sarl Term Loan B, 5.500%, 1M LIBOR + 4.500%, 12/11/26	1,473,364	1,391,593
Intelsat Jackson Holdings S.A.
Term Loan, 6.500%, 1M LIBOR + 5.550%, 07/14/21 (l)	322,905	328,422
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24	342,231	344,186

		2,064,201

Transportation—0.1%
Genesee & Wyoming, Inc. Term Loan, 2.308%, 3M LIBOR + 2.000%, 12/30/26	915,705	885,258
XPO Logistics, Inc. Term Loan B, 2.184%, 1M LIBOR + 2.000%, 02/24/25	1,462,420	1,431,953

		2,317,211

Total Floating Rate Loans (Cost $64,023,310)		59,970,850

Common Stocks—0.2%

Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment Corp. (p)	325,833	3,952,354

Household Durables—0.1%
Beazer Homes USA, Inc. (p)	10,319	103,912
Taylor Morrison Home Corp. (f) (p)	60,302	1,163,226

		1,267,138

Independent Power and Renewable Electricity Producers—0.0%
Vistra Energy Corp.	23,014	428,521

Real Estate Management & Development—0.0%
Forestar Group, Inc. (p)	10,955	165,201

Total Common Stocks (Cost $5,036,853)		5,813,214

Convertible Bonds—0.0%

Oil & Gas—0.0%
SM Energy Co. 1.500%, 07/01/21	353,000	324,016

Telecommunications—0.0%
Digicel Group, Ltd. 7.000%, 06/15/20 (h)	44,060	3,084

Total Convertible Bonds (Cost $326,616)		327,100

Warrant—0.0%

Oil & Gas—0.0%
SM Energy Co., Expires 06/17/20 (p) (Cost $43,166)	10,062	37,632

Escrow Shares—0.0%

Savings & Loans—0.0%
Washington Mutual Bank (m)(n)	5,027,000	1
Washington Mutual Bank (m)(n)	1,310,000	0
Washington Mutual Bank (m)(n)	2,440,000	0

Total Escrow Shares (Cost $0)		1

Short-Term Investment—6.0%

Repurchase Agreement—6.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $196,232,024; collateralized by U.S. Treasury Notes with rates ranging from 0.125% - 1.750%, maturity dates ranging from 06/30/24 - 07/15/24, and an aggregate market value of $200,156,734.	196,232,024	196,232,024

Total Short-Term Investments (Cost $196,232,024)		196,232,024

Securities Lending Reinvestments (q)—4.0%

Certificate of Deposit—0.1%
Sumitomo Mitsui Trust Bank, Ltd. 0.381%, 3M LIBOR + 0.070%, 12/02/20 (a)	2,000,000	1,999,766

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—0.0%
Svenska Handelsbanken AB 0.277%, 1M LIBOR + 0.100%, 11/10/20 (a)	1,000,000	$999,954

Repurchase Agreements — 1.0%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,500,004; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,700,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $2,754,001.	2,700,000	2,700,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $600,004; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $612,003.	600,000	600,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $1,800,017; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of$2,000,167.	1,800,000	1,800,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $9,940,199; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $10,138,989.	9,940,185	9,940,185
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $11,700,068; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $12,941,472.	11,700,000	11,700,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $900,006; collateralized by various Common Stock with an aggregate market value of $1,000,164.	900,000	900,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $1,100,056; collateralized by various Common Stock with an aggregate market value of $1,222,468.	1,100,000	1,100,000
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,000,059; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $3,333,653.	3,000,000	3,000,000

		33,240,185

Mutual Funds—2.9%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (r)	3,700,000	3,700,000
Fidelity Government Portfolio, Institutional Class 0.100% (r)	15,000,000	15,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (r)	15,000,000	15,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (r)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (r)	25,000,000	25,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (r)	4,000,000	4,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (r)	20,000,000	20,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (r)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (r)	2,000,000	2,000,000

		96,700,000

Total Securities Lending Reinvestments (Cost $132,940,185)		132,939,905

Total Purchased Options—0.0% (t) (Cost $1,129,156)		1,228,686

Total Investments—116.7% (Cost $3,735,403,118)		3,823,459,727

Unfunded Loan Commitments—(0.2)% (Cost $(7,852,721))		(7,852,721)

Net Investments—116.5% (Cost $3,727,550,397)		3,815,607,006
Other assets and liabilities (net)—(16.5)%		(540,440,892)

Net Assets—100.0%		$3,275,166,114

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2020, the market value of restricted securities was $2,465,444, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2020, the market value of securities pledged was $15,172,445.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $167,412,963 and the collateral received consisted of cash in the amount of $132,940,185 and non-cash collateral with a value $40,549,419. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Principal only security.
(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(l)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent less than 0.05% of net assets.
(o)	This loan will settle after June 30, 2020, at which time the interest rate will be determined.
(p)	Non-income producing security.
(q)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(r)	The rate shown represents the annualized seven-day yield as of June 30, 2020.
(s)	Perpetual bond with no specified maturity date.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the market value of 144A securities was $741,187,634, which is 22.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
ASG Finance Designated Activity Co., 7.875%, 12/03/24	11/26/19	$1,018,000	$1,013,337	$702,420
Knollwood CDO, Ltd., 4.552%, 01/10/39	02/10/04	977,718	977,718	98
Litigation Fee Residual Funding LLC, 4.000%, 10/30/27	04/24/15	1,385,311	1,385,311	1,381,701
One Market Plaza Trust, Zero Coupon, 02/10/32	06/28/17	4,222,000	—	4
Stoneway Capital Corp., 10.000%, 03/01/27	02/10/17-03/21/18	1,137,974	1,192,217	381,221

				$2,465,444

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	$(3,100,000)	$(3,380,453)	$(3,394,500)
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(1,621,000)	(1,710,535)	(1,710,535)
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	(1,401,000)	(1,498,186)	$(1,495,568)
Uniform Mortgage-Backed Securities 15 Yr. Pool	2.500%	TBA	(3,242,000)	(3,381,114)	(3,388,143)
Uniform Mortgage-Backed Securities 15 Yr. Pool	2.500%	TBA	(3,872,200)	(4,059,155)	(4,052,953)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.500%	TBA	(4,914,000)	(5,187,408)	(5,162,579)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.500%	TBA	(8,400,000)	(8,826,188)	(8,834,530)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.500%	TBA	(18,346,994)	(19,326,138)	(19,294,444)
Uniform Mortgage-Backed Securities 15 Yr. Pool	4.000%	TBA	(6,476,000)	(6,848,545)	(6,851,532)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(1,795,000)	(1,961,879)	(1,961,458)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.500%	TBA	(1,670,000)	(1,839,609)	(1,837,885)
Uniform Mortgage-Backed Securities 30 Yr. Pool	6.000%	TBA	(2,002,000)	(2,238,017)	(2,227,974)

Totals				$(60,257,227)	$(60,212,101)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,740,000	SCB	07/06/20	USD	1,196,169	$4,635
AUD	1,358,000	DBAG	07/15/20	USD	933,560	3,668
BRL	2,286,839	BNP	07/02/20	USD	426,700	(6,178)
BRL	3,429,991	BNP	07/02/20	USD	626,368	4,365
BRL	5,766,341	BOA	07/02/20	USD	1,053,021	7,339
BRL	565,128	CBNA	07/02/20	USD	103,201	719
BRL	1,740,783	CBNA	07/02/20	USD	321,000	(891)
BRL	2,191,147	CBNA	07/02/20	USD	400,136	2,789
BRL	2,646,424	CBNA	07/02/20	USD	488,000	(1,355)
BRL	3,930,800	CBNA	07/02/20	USD	717,823	5,003
BRL	3,930,800	CBNA	07/02/20	USD	717,823	5,003
BRL	5,145,696	CBNA	07/02/20	USD	960,000	(13,769)
BRL	3,221,216	DBAG	07/02/20	USD	640,000	(47,658)
BRL	3,444,096	DBAG	07/02/20	USD	640,000	(6,673)
BRL	4,023,840	DBAG	07/02/20	USD	734,814	5,121
BRL	2,178,236	JPMC	07/02/20	USD	397,779	2,772
BRL	2,546,678	JPMC	07/02/20	USD	480,000	(11,697)
BRL	2,546,678	JPMC	07/02/20	USD	480,000	(11,697)
BRL	3,415,840	JPMC	07/02/20	USD	640,000	(11,869)
CLP	737,280,000	CBNA	07/15/20	USD	960,000	(62,127)
CLP	531,052,250	DBAG	07/15/20	USD	653,000	(6,275)
CLP	531,052,250	DBAG	07/15/20	USD	653,000	(6,275)
CLP	551,729,750	BOA	07/20/20	USD	671,000	957
COP	1,215,500,000	JPMC	07/15/20	USD	325,000	(1,917)
COP	1,215,500,000	JPMC	07/15/20	USD	325,000	(1,917)
COP	382,877,607	BNP	09/16/20	USD	101,363	(119)
EUR	1,155,000	JPMC	07/15/20	USD	1,302,185	(4,187)
EUR	1,155,000	JPMC	07/15/20	USD	1,302,185	(4,187)
JPY	84,188,439	CBNA	07/15/20	USD	785,000	(5,180)
KRW	989,040,000	DBAG	07/02/20	USD	800,000	22,247
KRW	972,960,000	JPMC	07/02/20	USD	811,815	(2,936)
KZT	50,515,080	CBNA	07/24/20	USD	129,360	(5,542)
KZT	48,656,250	GSI	07/24/20	USD	125,000	(5,739)
MXN	3,132,531	BBP	07/15/20	USD	138,000	(1,943)
MXN	10,825,783	CBNA	07/15/20	USD	487,500	(17,297)
MXN	18,746,376	CBNA	07/15/20	USD	816,000	(1,778)
MXN	10,802,805	DBAG	07/15/20	USD	487,500	(18,296)
MXN	16,181,015	JPMC	07/15/20	USD	726,000	(23,201)
MXN	24,652,646	JPMC	07/15/20	USD	1,106,100	(35,347)
MXN	107,004,208	JPMC	07/15/20	USD	4,801,000	(153,425)
MXN	16,586,978	MSIP	07/15/20	USD	745,000	(24,568)
MXN	35,645,304	MSIP	07/15/20	USD	1,601,000	(52,797)
RUB	47,915,571	JPMC	07/15/20	USD	687,000	(14,678)
RUB	172,900,582	JPMC	07/15/20	USD	2,479,000	(52,965)
RUB	283,936,373	JPMC	07/15/20	USD	4,071,000	(86,978)
ZAR	11,019,060	CBNA	07/15/20	USD	650,000	(15,903)
ZAR	11,019,060	CBNA	07/15/20	USD	650,000	(15,903)

Contracts to Deliver
AUD	1,740,000	BNP	07/06/20	USD	1,154,343	(46,461)
AUD	1,740,000	SCB	08/05/20	USD	1,196,276	(4,727)
BRL	3,429,991	BNP	07/02/20	USD	640,000	9,267
BRL	2,286,839	BNP	07/02/20	USD	417,611	(2,910)
BRL	5,766,341	BOA	07/02/20	USD	1,085,000	24,640
BRL	5,145,696	CBNA	07/02/20	USD	939,682	(6,549)
BRL	3,930,800	CBNA	07/02/20	USD	800,000	77,174
BRL	3,930,800	CBNA	07/02/20	USD	800,000	77,174

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	2,646,424	CBNA	07/02/20	USD	483,277	$(3,368)
BRL	2,191,147	CBNA	07/02/20	USD	426,700	23,775
BRL	1,740,783	CBNA	07/02/20	USD	317,893	(2,216)
BRL	565,128	CBNA	07/02/20	USD	106,000	2,080
BRL	4,023,840	DBAG	07/02/20	USD	808,000	68,065
BRL	3,444,096	DBAG	07/02/20	USD	628,944	(4,383)
BRL	3,221,216	DBAG	07/02/20	USD	588,243	(4,100)
BRL	3,415,840	JPMC	07/02/20	USD	623,784	(4,347)
BRL	2,546,678	JPMC	07/02/20	USD	465,062	(3,241)
BRL	2,546,678	JPMC	07/02/20	USD	465,062	(3,241)
BRL	2,178,236	JPMC	07/02/20	USD	410,000	9,449
BRL	2,649,645	CBNA	08/04/20	USD	488,000	1,565
BRL	1,790,881	CBNA	08/04/20	USD	327,000	(1,779)
BRL	1,742,902	CBNA	08/04/20	USD	321,000	1,029
CAD	5,000,000	CBNA	07/06/20	USD	3,665,218	(17,798)
CLP	508,160,000	JPMC	07/15/20	USD	640,000	21,153
CLP	551,729,750	CBNA	07/20/20	USD	671,000	(957)
COP	1,829,905,000	JPMC	07/15/20	USD	490,000	3,606
COP	1,829,905,000	JPMC	07/15/20	USD	490,000	3,606
COP	2,896,232,000	DBAG	07/27/20	USD	773,945	4,874
COP	1,919,110,000	GSI	07/27/20	USD	512,334	2,730
COP	1,230,222,000	CBNA	08/10/20	USD	340,000	13,713
COP	1,230,222,000	CBNA	08/10/20	USD	340,000	13,713
COP	1,229,630,400	CBNA	08/10/20	USD	340,000	13,870
COP	1,229,630,400	CBNA	08/10/20	USD	340,000	13,870
COP	1,062,339,600	DBAG	08/10/20	USD	280,000	(1,761)
COP	1,062,339,600	DBAG	08/10/20	USD	280,000	(1,761)
COP	5,465,259,454	BBP	09/16/20	USD	1,490,248	45,075
EUR	935,000	ANZ	07/06/20	USD	1,031,370	(19,187)
EUR	1,714,000	BOA	07/06/20	USD	1,900,927	(24,908)
EUR	1,251,000	BOA	07/06/20	USD	1,411,282	5,670
EUR	235,000	CIBC	07/06/20	USD	266,112	2,068
EUR	453,000	DBAG	07/06/20	USD	516,507	7,521
EUR	210,000	GSI	07/06/20	USD	235,040	(914)
EUR	4,620,000	HSBC	07/06/20	USD	5,188,030	(2,960)
EUR	953,000	HSBC	07/06/20	USD	1,064,678	(6,104)
EUR	635,282	MSIP	07/06/20	USD	711,405	(2,393)
EUR	45,000	MSIP	07/06/20	USD	49,869	(692)
EUR	40,000	TDB	07/06/20	USD	44,561	(383)
EUR	11,051,000	UBSA	07/06/20	USD	12,300,792	(116,012)
EUR	22,142,000	SSBT	08/05/20	USD	24,879,672	(15,218)
EUR	1,279,965	NWM	09/16/20	USD	1,450,303	9,857
EUR	622,000	NWM	09/16/20	USD	704,770	4,784
IDR	9,171,000,000	HSBC	07/15/20	USD	636,610	(4,445)
IDR	95,501,764,387	JPMC	07/15/20	USD	6,535,621	(139,976)
IDR	33,267,420,078	BBP	09/16/20	USD	2,326,393	17,032
KRW	989,040,000	DBAG	07/02/20	USD	825,232	2,984
KRW	972,960,000	JPMC	07/02/20	USD	800,000	(8,879)
KRW	589,891,400	BNP	07/06/20	USD	490,000	(416)
KRW	589,891,400	BNP	07/06/20	USD	490,000	(416)
KRW	450,527,414	BNP	07/15/20	USD	372,000	(2,562)
KRW	450,527,414	BNP	07/15/20	USD	372,000	(2,562)
KRW	139,334,000	JPMC	07/15/20	USD	115,000	(840)
KRW	139,334,000	JPMC	07/15/20	USD	115,000	(840)
MXN	55,443,000	CBNA	07/06/20	USD	2,444,178	33,204
MXN	7,630,555	DBAG	07/15/20	USD	331,000	(422)
MXN	14,965,297	HSBC	07/15/20	USD	653,000	3,004

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	18,951,236	BBP	09/23/20	USD	864,453	$48,848
RUB	81,087,480	BNP	07/15/20	USD	1,160,000	22,230
RUB	40,543,740	BNP	07/15/20	USD	580,000	11,115
RUB	8,383,200	CBNA	07/15/20	USD	120,000	2,372
RUB	4,191,600	CBNA	07/15/20	USD	60,000	1,186
RUB	24,116,374	CSI	09/16/20	USD	340,242	4,244
RUB	22,844,000	GSI	09/16/20	USD	321,410	3,139
RUB	36,123,048	HSBC	09/16/20	USD	507,895	4,616
RUB	548,759,020	JPMC	09/16/20	USD	7,916,773	271,267
RUB	63,112,139	JPMC	09/16/20	USD	887,865	8,565
RUB	50,581,289	JPMC	09/16/20	USD	713,830	9,114
RUB	15,171,261	JPMC	09/16/20	USD	213,984	2,613
RUB	12,645,322	JPMC	09/16/20	USD	178,307	2,127
RUB	25,244,858	MSIP	09/16/20	USD	355,449	3,728
TRY	16,911,668	CBNA	07/17/20	USD	2,443,000	(16,193)
ZAR	16,628,640	BOA	07/15/20	USD	960,000	3,098
ZAR	12,656,700	BOA	07/15/20	USD	735,000	6,665
ZAR	11,085,760	BOA	07/15/20	USD	640,000	2,065
ZAR	105,008,282	JPMC	07/15/20	USD	6,107,867	65,119
ZAR	76,024,351	JPMC	07/15/20	USD	4,422,000	47,145
ZAR	23,123,644	JPMC	07/15/20	USD	1,345,000	14,340

Cross Currency Contracts to Buy
JPY	155,270,884	JPMC	07/15/20	AUD	2,107,500	(16,256)

Net Unrealized Depreciation						$(110,678)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	09/08/20	247	EUR	35,538,360	$647,578
U.S. Treasury Long Bond Future	09/21/20	296	USD	52,854,500	164,182
U.S. Treasury Note 2 Year Futures	09/30/20	1,030	USD	227,452,970	65,525
U.S. Treasury Note 5 Year Futures	09/30/20	792	USD	99,587,813	130,125
U.S. Treasury Ultra Long Bond Futures	09/21/20	885	USD	193,068,281	833,650

Futures Contracts—Short
Canada Government Bond 10 Year Futures	09/21/20	(176)	CAD	(27,072,320)	10,089
Euro-Bund Futures	09/08/20	(177)	EUR	(31,244,040)	(428,991)
Euro-Buxl 30 Year Bond Futures	09/08/20	(80)	EUR	(17,596,800)	(590,500)
U.S. Treasury Note 10 Year Futures	09/21/20	(376)	USD	(52,328,625)	(185,950)
U.S. Treasury Note Ultra 10 Year Futures	09/21/20	(123)	USD	(19,370,578)	(30,918)
United Kingdom Long Gilt Bond Futures	09/28/20	(102)	GBP	(14,039,280)	(91,737)

Net Unrealized Appreciation					$523,053

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Purchased Options

Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Caesars Entertainment Corp.	USD	10.000	09/18/20	509	USD	50,900	$66,292	$105,872	$39,580
Put - Avis Budget Group, Inc.	USD	8.000	08/21/20	760	USD	76,000	165,326	8,360	(156,966)

Total							$231,618	$114,232	$(117,386)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put	EUR	1.134	BOA	07/30/20	2,320,000	EUR	2,320,000	$13,241	$12,329	$(912)
USD Call/CLP Put	CLP	830.000	BOA	07/15/20	1,595,000	USD	1,595,000	29,843	12,584	(17,259)
USD Call/CLP Put	CLP	820.000	BOA	09/10/20	120,000	USD	120,000	19,800	53,091	33,291
USD Call/TRY Put	TRY	7.000	BOA	08/07/20	1,152,000	USD	1,152,000	26,195	11,919	(14,276)
USD Call/TWD Put	TWD	30.000	JPMC	11/03/20	2,397,000	USD	2,397,000	20,470	6,906	(13,564)
USD Call/ZAR Put	ZAR	17.250	CBNA	07/23/20	1,280,000	USD	1,280,000	16,554	27,008	10,454
USD Call/ZAR Put	ZAR	18.000	CBNA	07/23/20	1,280,000	USD	1,280,000	29,647	7,697	(21,950)
USD Call/ZAR Put	ZAR	19.000	DBAG	07/23/20	1,280,000	USD	1,280,000	4,626	1,466	(3,160)
USD Put/BRL Call	BRL	5.000	BOA	07/02/20	1,920,000	USD	1,920,000	33,834	8	(33,826)
USD Put/BRL Call	BRL	5.200	MSIP	07/20/20	1,302,000	USD	1,302,000	20,499	10,016	(10,483)
USD Put/JPY Call	JPY	106.000	SCB	07/21/20	3,264,000	USD	3,264,000	12,469	3,545	(8,924)
USD Put/KRW Call	KRW	1,220.000	BOA	07/02/20	2,240,000	USD	2,240,000	20,666	36,362	15,696
USD Put/KRW Call	KRW	1,170.000	BOA	07/09/20	3,202,000	USD	3,202,000	10,631	310	(10,321)
USD Put/KRW Call	KRW	1,200.000	JPMC	07/16/20	2,598,000	USD	2,598,000	16,575	16,344	(231)
USD Put/MXN Call	MXN	22.250	GSI	07/15/20	1,624,000	USD	1,624,000	6,128	2,718	(3,410)
USD Put/MXN Call	MXN	22.600	HSBC	07/27/20	1,960,000	USD	1,960,000	28,525	20,690	(7,835)
USD Put/MXN Call	MXN	24.000	BOA	08/06/20	1,280,000	USD	1,280,000	36,739	63,940	27,201
USD Put/MXN Call	MXN	23.800	BOA	10/09/20	1,595,000	USD	1,595,000	53,034	78,142	25,108
USD Put/RUB Call	RUB	78.000	CBNA	07/02/20	6,530,000	USD	6,530,000	246,928	620,794	373,866
USD Put/ZAR Call	ZAR	16.900	BOA	08/05/20	2,632,000	USD	2,632,000	61,339	19,432	(41,907)

Totals								$707,743	$1,005,301	$297,558

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 10 Year IRS	1.050%	DBAG	3M LIBOR	Receive	12/16/20	3,925,000	USD	3,925,000	$39,643	$21,455	$(18,188)
Put - OTC - 10 Year IRS	1.000%	BOA	3M LIBOR	Receive	12/17/20	4,875,000	USD	4,875,000	47,263	35,041	(12,222)
Put - OTC - 10 Year IRS	1.050%	DBAG	3M LIBOR	Receive	12/03/20	10,690,000	USD	10,690,000	102,889	52,657	(50,232)

Totals									$189,795	$109,153	$(80,642)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/JPY Put	JPY	71.000	JPMC	07/09/20	(989,000)	AUD	(989,000)	$(4,999)	$(31,962)	$(26,963)
EUR Call/USD Put	EUR	1.150	BOA	07/30/20	(2,320,000)	EUR	(2,320,000)	(5,049)	(4,535)	514
USD Call/BRL Put	BRL	5.350	BNP	07/02/20	(1,600,000)	USD	(1,600,000)	(26,160)	(30,926)	(4,766)
USD Call/CLP Put	CLP	855.000	BOA	07/15/20	(1,595,000)	USD	(1,595,000)	(16,094)	(4,168)	11,926
USD Call/KRW Put	KRW	1,240.000	BOA	07/02/20	(2,240,000)	USD	(2,240,000)	(8,259)	(2)	8,257
USD Call/MXN Put	MXN	25.000	BOA	07/09/20	(479,000)	USD	(479,000)	(9,312)	(229)	9,083
USD Call/MXN Put	MXN	24.000	HSBC	07/27/20	(1,960,000)	USD	(1,960,000)	(17,601)	(15,603)	1,998
USD Call/MXN Put	MXN	25.500	BOA	08/06/20	(480,000)	USD	(480,000)	(11,896)	(1,708)	10,188
USD Call/ZAR Put	ZAR	19.000	CBNA	07/23/20	(1,280,000)	USD	(1,280,000)	(12,569)	(1,466)	11,103
USD Call/ZAR Put	ZAR	18.000	CBNA	07/23/20	(2,561,000)	USD	(2,561,000)	(13,269)	(15,399)	(2,130)
USD Put/BRL Call	BRL	4.950	MSIP	07/20/20	(1,952,000)	USD	(1,952,000)	(7,800)	(2,774)	5,026
USD Put/CLP Call	CLP	795.000	BOA	07/15/20	(1,595,000)	USD	(1,595,000)	(10,272)	(2,499)	7,773

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Written Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/KRW Call	KRW	1,185.000	JPMC	07/16/20	(3,898,000)	USD	(3,898,000)	$(10,797)	$(7,469)	$3,328
USD Put/MXN Call	MXN	23.000	BOA	08/06/20	(1,280,000)	USD	(1,280,000)	(15,039)	(26,944)	(11,905)
USD Put/MXN Call	MXN	22.800	BOA	10/09/20	(2,553,000)	USD	(2,553,000)	(40,006)	(61,484)	(21,478)
USD Put/RUB Call	RUB	75.000	CBNA	07/02/20	(6,530,000)	USD	(6,530,000)	(120,314)	(345,861)	(225,547)
USD Put/TRY Call	TRY	6.600	BOA	08/07/20	(1,152,000)	USD	(1,152,000)	(9,496)	(839)	8,657
USD Put/TWD Call	TWD	29.250	JPMC	08/07/20	(1,278,000)	USD	(1,278,000)	(8,767)	(7,827)	940
USD Put/ZAR Call	ZAR	17.000	CBNA	07/23/20	(1,280,000)	USD	(1,280,000)	(12,316)	(7,718)	4,598

Totals								$(360,015)	$(569,413)	$(209,398)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	3M CDOR	Semi-Annually	1.094%	Semi-Annually	04/03/24	CAD	58,776,250	$91,397	$744	$90,653
Pay	28-Day TIIE	Monthly	5.200%	Monthly	05/02/25	MXN	84,284,000	64,077	62	64,015
Pay	28-Day TIIE	Monthly	5.960%	Monthly	05/06/30	MXN	16,164,000	17,557	14	17,543
Pay	28-Day TIIE	Monthly	5.990%	Monthly	05/02/30	MXN	22,335,519	26,703	19	26,684
Pay	28-Day TIIE	Monthly	6.026%	Monthly	05/03/30	MXN	19,969,962	26,344	17	26,327
Pay	28-Day TIIE	Monthly	6.030%	Monthly	05/02/30	MXN	22,335,519	29,801	19	29,782
Pay	28-Day TIIE	Monthly	6.320%	Monthly	07/17/25	MXN	40,086,000	117,997	—	117,997
Pay	28-Day TIIE	Monthly	6.590%	Monthly	11/08/24	MXN	36,155,979	117,730	30	117,700
Pay	28-Day TIIE	Monthly	6.670%	Monthly	08/12/24	MXN	57,886,667	190,345	44	190,301
Pay	28-Day TIIE	Monthly	6.715%	Monthly	08/13/24	MXN	49,808,000	167,554	38	167,516
Pay	28-Day TIIE	Monthly	8.390%	Monthly	01/18/24	MXN	84,955,637	468,028	58	467,970
Pay	3M CDOR	Semi-Annually	0.660%	Semi-Annually	05/13/23	CAD	111,937,500	(57,629)	1,309	(58,938)
Pay	3M CDOR	Semi-Annually	0.730%	Semi-Annually	05/30/23	CAD	31,144,000	730	380	350
Pay	3M CDOR	Semi-Annually	0.740%	Semi-Annually	05/26/23	CAD	38,428,000	1,179	465	714
Pay	3M CDOR	Semi-Annually	0.751%	Semi-Annually	05/26/25	CAD	22,710,000	(4,594)	230	(4,824)
Pay	3M CDOR	Semi-Annually	0.760%	Semi-Annually	05/30/23	CAD	31,895,000	7,741	388	7,353
Pay	3M CDOR	Semi-Annually	0.763%	Semi-Annually	06/01/23	CAD	62,289,000	10,976	772	10,204
Pay	3M CDOR	Semi-Annually	0.765%	Semi-Annually	06/01/23	CAD	62,289,000	12,114	771	11,343
Pay	3M CDOR	Semi-Annually	0.848%	Semi-Annually	06/04/25	CAD	11,352,000	36,800	94	36,706
Pay	3M CDOR	Semi-Annually	0.850%	Semi-Annually	06/04/25	CAD	11,353,000	37,619	12	37,607
Pay	3M LIBOR	Quarterly	0.635%	Semi-Annually	08/12/30	USD	4,302,000	(4,921)	88	(5,009)
Pay	3M LIBOR	Semi-Annually	0.750%	Semi-Annually	12/21/30	USD	1,316,000	9,560	27	9,533
Pay	3M LIBOR	Semi-Annually	0.804%	Semi-Annually	12/18/30	USD	1,060,000	13,442	22	13,420
Pay	3M CDOR	Semi-Annually	1.220%	Semi-Annually	04/10/24	CAD	116,960,000	286,495	1,502	284,993
Pay	SONIA	Maturity	0.026%	Maturity	05/26/23	GBP	131,255,000	131,321	2,701	128,620
Receive	3M CDOR	Semi-Annually	0.733%	Semi-Annually	04/05/22	CAD	58,776,250	(72,474)	632	(73,106)
Receive	3M CDOR	Semi-Annually	0.740%	Semi-Annually	06/27/23	CAD	111,600,000	8,797	1,407	7,390
Receive	3M CDOR	Semi-Annually	0.770%	Semi-Annually	04/07/22	CAD	116,960,000	(175,943)	1,277	(177,220)
Receive	3M LIBOR	Semi-Annually	2.915%	Quarterly	08/23/26	USD	110,000	(16,925)	2	(16,927)
Receive	3M LIBOR	Semi-Annually	3.156%	Quarterly	10/03/28	USD	1,279,000	(273,735)	22	(273,757)
Receive	FEDL01	Maturity	0.041%	Maturity	06/03/23	USD	44,324,000	(21,419)	744	(22,163)
Receive	FEDL01	Maturity	0.044%	Maturity	06/03/23	USD	44,323,000	(22,548)	744	(23,292)
Receive	FEDL01	Maturity	0.050%	Maturity	06/02/23	USD	22,162,000	(12,782)	372	(13,154)
Receive	FEDL01	Maturity	0.060%	Maturity	05/31/23	USD	27,345,000	(18,667)	457	(19,124)
Receive	FEDL01	Maturity	0.080%	Maturity	05/31/23	USD	22,696,000	(20,095)	380	(20,475)

Totals								$1,172,575	$15,843	$1,156,732

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	12M CPURNSA	Maturity	(0.050%)	Maturity	04/15/22	CBNA	USD	35,731,100	$(402,278)	$—	$(402,278)
Pay	12M CPURNSA	Maturity	(0.961%)	Maturity	04/15/21	CBNA	USD	23,820,750	(155,069)	—	(155,069)
Pay	12M CPURNSA	Maturity	(1.000%)	Maturity	04/15/21	CBNA	USD	23,820,750	(163,527)	—	(163,527)
Pay	12M CPURNSA	Maturity	(1.000%)	Maturity	04/15/21	CBNA	USD	23,820,750	(163,527)	—	(163,527)
Pay	12M CPURNSA	Maturity	(1.020%)	Maturity	04/15/21	CBNA	USD	23,820,750	(167,893)	—	(167,893)
Pay	1 Day CDI	Maturity	5.130%	Maturity	01/02/23	JPMC	BRL	11,238,594	59,543	—	59,543
Pay	28-Day TIIE	Monthly	6.270%	Monthly	12/05/25	BOA	MXN	2,209,451	6,346	—	6,346
Pay	28-Day TIIE	Monthly	6.325%	Monthly	07/17/25	CBNA	MXN	19,973,500	59,052	—	59,052
Receive	12M CPURNSA	Maturity	0.012%	Maturity	04/15/22	CBNA	USD	23,820,750	239,722	—	239,722
Receive	12M CPURNSA	Maturity	0.020%	Maturity	04/15/22	CBNA	USD	23,820,750	236,048	—	236,048
Receive	12M CPURNSA	Maturity	0.042%	Maturity	04/15/22	CBNA	USD	23,820,750	225,943	—	225,943
Receive	12M CPURNSA	Maturity	0.619%	Maturity	04/15/24	CBNA	USD	35,731,100	523,281	—	523,281
Receive	12M CPURNSA	Maturity	0.000%	Maturity	04/15/22	CBNA	USD	23,820,750	249,321	—	249,321

Totals									$546,962	$—	$546,962

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX.NA.HY.33.V10	(5.000%)	Quarterly	12/20/24	5.144%	USD	4,947,760	$27,272	$78,901	$(51,629)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/20	BBP	10.245%	USD	465,000	$11,241	$52,955	$(41,714)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/20	BBP	7.245%	USD	480,000	5,026	43,644	(38,618)
Avis Budget Group, Inc. 7.500%, due 04/08/33	(5.000%)	Quarterly	12/20/20	BBP	7.245%	USD	465,000	4,869	68,820	(63,951)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/20	GSI	10.245%	USD	480,000	11,604	38,588	(26,984)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	10.713%	USD	460,000	94,813	34,577	60,236
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	11.804%	USD	480,000	103,850	59,390	44,460
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	3.750%	USD	250,000	(11,074)	(11,730)	656
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	3.750%	USD	250,000	(11,074)	(12,658)	1,584
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	3.750%	USD	250,000	(11,074)	(13,285)	2,211
Boieng, Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	2.458%	USD	460,000	27,601	(8,220)	35,821
Boieng, Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	2.458%	USD	1,185,000	71,102	(12,549)	83,651
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/25	MSIP	2.553%	USD	1,843,600	131,790	233,144	(101,354)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/25	MSIP	2.553%	USD	1,529,000	109,301	214,018	(104,717)

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Broadcom, Inc. 3.625%, due 10/15/24 (e)	(1.000%)	Quarterly	12/20/24	JPMC	0.534%	USD	285,000	$13	$7,820	$(7,807)
Chesapeake Energy Corp. 8.000%, due 01/15/25	(5.000%)	Quarterly	12/20/20	GSI	N/A	USD	120,000	116,969	21,426	95,543
Chesapeake Energy Corp. 8.000%, due 01/15/25	(5.000%)	Quarterly	12/20/20	JPMC	N/A	USD	700,000	682,317	101,021	581,296
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	06/20/25	CBNA	0.864%	USD	1,098,000	(7,279)	34,401	(41,680)
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	09/20/20	BOA	0.392%	USD	3,824,276	(5,287)	50,241	(55,528)
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	06/20/25	CBNA	1.574%	USD	1,651,050	45,032	162,538	(117,506)
Occidental Petroleum Corp. 5.550%, due 03/15/26	(1.000%)	Quarterly	12/20/24	BBP	6.463%	USD	970,000	189,133	456,129	(266,996)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	06/20/25	CBNA	0.659%	USD	3,913,035	(64,931)	132,199	(197,130)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	06/20/25	BBP	3.073%	USD	650,865	61,055	55,384	5,671
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	06/20/25	GSI	3.073%	USD	1,150,392	107,914	92,033	15,881
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	06/20/25	GSI	3.073%	USD	1,106,359	103,784	97,443	6,341
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	06/20/25	GSI	3.073%	USD	814,384	76,394	71,034	5,360
Republic of South Africa Government International Bond 5.500%, due 03/09/20	(1.000%)	Quarterly	06/20/25	MSIP	3.073%	USD	5,519,431	517,758	741,606	(223,848)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	5.305%	USD	499,000	5,135	(4,673)	9,808

Totals								$2,365,982	$2,705,296	$(339,314)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
Broadcom, Inc. 3.625%, due 10/15/24 (e)	1.000%	Quarterly	06/20/24	CBNA	0.491%	USD	3,239,000	$24,236	$(196,963)	$221,199
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	09/20/20	JPMC	0.392%	USD	3,824,276	5,287	(43,741)	49,028

Totals								$29,523	$(240,704)	$270,227

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.212%	USD	1,001,000	$(5,586)	$145	$(5,731)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.212%	USD	2,340,000	(13,058)	(883)	(12,175)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.319%	USD	1,610,000	(15,143)	19,805	(34,948)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.319%	USD	1,280,000	(12,040)	15,972	(28,012)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.319%	USD	900,000	(8,465)	11,071	(19,536)

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.319%	USD	1,090,000	$(10,252)	$13,409	$(23,661)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.319%	USD	1,960,000	(18,436)	26,423	(44,859)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	21.003%	USD	340,000	106,391	34,298	72,093
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CGM	7.442%	USD	500,000	97,203	17,113	80,090
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	7.442%	USD	105,000	20,413	5,885	14,528

Totals								$141,027	$143,238	$(2,211)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	3.529%	USD	660,000	$(57,172)	$(30,601)	$(26,571)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	3.529%	USD	1,310,000	(113,478)	(59,736)	(53,742)
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.219%	USD	5,000,000	45,262	(156,398)	201,660
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	6.906%	USD	40,000	(8,001)	(3,575)	(4,426)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	21.003%	USD	340,000	(106,391)	(28,925)	(77,466)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	7.442%	USD	467,000	(90,788)	(57,313)	(33,475)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	7.442%	USD	236,000	(45,880)	(11,608)	(34,272)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	7.442%	USD	240,000	(46,658)	(321)	(46,337)

Totals								$(423,106)	$(348,477)	$(74,629)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Received	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Quarterly	02/12/21	CBNA	Antero Resources Corp.	USD	277,245	$39,339	$—	$39,339
Receive	3M LIBOR	Maturity	02/12/21	CBNA	EQT Corp.	USD	444,265	26,670	—	26,670
Receive	3M LIBOR	Quarterly	02/12/21	CBNA	iShares iBoxx $ High Yield Corporate Bond ETF	USD	3,433,897	(67,601)	—	(67,601)
Receive	3M LIBOR	Quarterly	04/23/21	CSI	Oasis Petroleum, Inc.	USD	30,464	(5,722)	—	(5,722)
Receive	3M LIBOR	Quarterly	09/29/20	BNP	Tidewater, Inc.	USD	21,190	2,910	—	2,910
Receive	3M LIBOR	Quarterly	09/29/20	BNP	Tidewater, Inc.	USD	24,080	3,307	—	3,307
Pay	3M LIBOR	Maturity	09/20/20	BBP	iShares iBoxx $ Investment Grade Corporate Bond ETF	USD	32,690,000	(108,918)	(1,113)	(107,805)
Pay	3M LIBOR	Maturity	09/20/20	JPMC	iShares iBoxx $ High Yield Corporate Bond ETF	USD	16,260,000	(20,747)	(1,107)	(19,640)

Totals								$(130,762)	$(2,220)	$(128,542)

Securities in amount of $208,772 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(KZT)—	Kazakhstani Tenge
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(FEDL01)—	Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,375,672,874	$—	$1,375,672,874
Total Corporate Bonds & Notes*	—	1,307,008,946	—	1,307,008,946
Total Asset-Backed Securities*	—	364,906,954	—	364,906,954
Total Mortgage-Backed Securities*	—	149,363,733	—	149,363,733
Total Municipals*	—	145,853,109	—	145,853,109
Total Foreign Government*	—	84,104,699	—	84,104,699
Floating Rate Loans
Advertising	—	102,901	—	102,901
Airlines	—	3,921,997	—	3,921,997
Building Materials	—	603,057	—	603,057
Commercial Services (Less Unfunded Loan Commitments of $7,474,174)	—	6,246,643	1,208,031	7,454,674
Distribution/Wholesale	—	224,164	—	224,164
Diversified Financial Services	—	9,145,292	—	9,145,292
Electric	—	1,361,509	—	1,361,509
Entertainment	—	5,760,041	—	5,760,041
Healthcare-Services	—	3,179,853	—	3,179,853
Internet	—	763,895	—	763,895
Lodging (Less Unfunded Loan Commitments of $217,094)	—	5,024,542	—	5,024,542
Machinery-Diversified	—	225,639	—	225,639
Media	—	935,880	—	935,880
Metal Fabricate/Hardware	—	500,369	—	500,369
Mining	—	128,736	—	128,736
Oil & Gas	—	2,134,897	—	2,134,897
Pharmaceuticals	—	1,495,344	—	1,495,344
Pipelines	—	2,426,721	—	2,426,721
Real Estate Investment Trusts	—	1,390,345	—	1,390,345
Retail	—	1,118,314	—	1,118,314
Telecommunications (Less Unfunded Loan Commitments of $161,453)	—	1,902,748	—	1,902,748
Transportation	—	2,317,211	—	2,317,211
Total Floating Rate Loans (Less Unfunded Loan Commitments of $7,852,721)	—	50,910,098	1,208,031	52,118,129
Total Common Stocks*	5,813,214	—	—	5,813,214
Total Convertible Bonds*	—	327,100	—	327,100
Total Warrant*	37,632	—	—	37,632
Total Escrow Shares*	—	—	1	1
Total Short-Term Investment*	—	196,232,024	—	196,232,024
Securities Lending Reinvestments
Certificate of Deposit	—	1,999,766	—	1,999,766
Commercial Paper	—	999,954	—	999,954
Repurchase Agreements	—	33,240,185	—	33,240,185
Mutual Funds	96,700,000	—	—	96,700,000
Total Securities Lending Reinvestments	96,700,000	36,239,905	—	132,939,905

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Purchased Options
Equity Options at Value	$114,232	$—	$—	$114,232
Foreign Currency Options at Value	—	1,005,301	—	1,005,301
Interest Rate Swaptions at Value	—	109,153	—	109,153
Total Purchased Options	$114,232	$1,114,454	$—	$1,228,686
Total Net Investments	$102,665,078	$3,711,733,896	$1,208,032	$3,815,607,006

Collateral for Securities Loaned (Liability)	$—	$(132,940,185)	$—	$(132,940,185)
TBA Forward Sales Commitments	$—	$(60,212,101)	$—	$(60,212,101)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,114,766	$—	$1,114,766
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,225,444)	—	(1,225,444)
Total Forward Contracts	$—	$(110,678)	$—	$(110,678)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,851,149	$—	$—	$1,851,149
Futures Contracts (Unrealized Depreciation)	(1,328,096)	—	—	(1,328,096)
Total Futures Contracts	$523,053	$—	$—	$523,053
Total Written Options at Value	$—	$(569,413)	$—	$(569,413)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,864,721	$—	$1,864,721
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(759,618)	—	(759,618)
Total Centrally Cleared Swap Contracts	$—	$1,105,103	$—	$1,105,103
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$4,422,726	$24,249	$4,446,975
OTC Swap Contracts at Value (Liabilities)	—	(1,917,349)	—	(1,917,349)
Total OTC Swap Contracts	$—	$2,505,377	$24,249	$2,529,626

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

Transfers from Level 3 to Level 2 in the amount of $10,856,690 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b) (c)	$3,815,607,006
Cash	79,189
Cash denominated in foreign currencies (d)	15,581,198
Cash collateral (e)	4,004,187
OTC swap contracts at market value (f)	4,446,975
Unrealized appreciation on forward foreign currency exchange contracts	1,114,766
Receivable for:
Investments sold	55,257,125
TBA securities sold (g)	398,999,986
Premiums on written options	5,049
Fund shares sold	1,302,762
Principal paydowns	920
Interest	20,825,543
Interest on OTC swap contracts	11,841
Other assets	4,207

Total Assets	4,317,240,754
Liabilities
Written options at value (h)	569,413
TBA Forward sales commitments, at value	60,212,101
OTC swap contracts at market value (i)	1,917,349
Cash collateral for OTC swap contracts	3,028,792
Unrealized depreciation on forward foreign currency exchange contracts	1,225,444
Collateral for securities loaned	132,940,185
Payables for:
Investments purchased	38,606,053
TBA securities purchased (g)	800,442,124
Fund shares redeemed	372,192
Foreign taxes	52,210
Variation margin on futures contracts	696,804
Variation margin on centrally cleared swap contracts	72,407
Premium on purchased options	13,241
Interest on forward sales commitments	93,273
Interest on OTC swap contracts	16,439
Accrued Expenses:
Management fees	902,078
Distribution and service fees	104,463
Deferred trustees’ fees	136,610
Other expenses	673,462

Total Liabilities	1,042,074,640

Net Assets	$3,275,166,114

Net Assets Consist of:
Paid in surplus	$3,119,362,269
Distributable earnings (Accumulated losses) (j)	155,803,845

Net Assets	$3,275,166,114

Net Assets
Class A	$2,719,433,074
Class B	463,162,686
Class E	92,570,354
Capital Shares Outstanding*
Class A	24,690,645
Class B	4,285,092
Class E	848,294
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$110.14
Class B	108.09
Class E	109.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,727,550,397.
(b)	Includes securities loaned at value of $167,412,963.
(c)	Investments at value is net of unfunded loan commitments of $7,852,721.
(d)	Identified cost of cash denominated in foreign currencies was $15,345,872.
(e)	Includes collateral of $340,000 for OTC swap contracts and $3,664,187 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $2,186,322.
(g)	Included within TBA securities sold is $76,378,211 and included within TBA securities purchased is $16,015,768 related to TBA forward sale commitments.
(h)	Premiums received on written options were $360,015.
(i)	Net premium paid on OTC swap contracts was $70,811.
(j)	Includes foreign capital gains tax of $52,210.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends	$21,038
Interest (a)	49,015,493
Securities lending income	52,052

Total investment income	49,088,583
Expenses
Management fees	5,638,677
Administration fees	68,414
Custodian and accounting fees	457,621
Distribution and service fees—Class B	575,231
Distribution and service fees—Class E	69,908
Interest expense	85,288
Audit and tax services	62,704
Legal	23,878
Trustees’ fees and expenses	13,815
Shareholder reporting	110,359
Insurance	12,437
Miscellaneous	14,701

Total expenses	7,133,033
Less management fee waiver	(33,681)

Net expenses	7,099,352

Net Investment Income	41,989,231

Net Realized and Unrealized Gain
Net realized gain on :
Investments (b)	45,983,231
Purchased options	(1,170,770)
Futures contracts	52,051,121
Written options	737,632
Swap contracts	7,925,511
Foreign currency transactions	476,736
Forward foreign currency transactions	780,998

Net realized gain	106,784,459

Net change in unrealized appreciation (depreciation) on:
Investments (c)	4,696,835
Purchased options	60,089
Futures contracts	5,375,501
Written options	(1,057,700)
Swap contracts	2,044,193
Foreign currency transactions	163,538
Forward foreign currency transactions	(398,544)

Net change in unrealized appreciation	10,883,912

Net realized and unrealized gain	117,668,371

Net Increase in Net Assets From Operations	$159,657,602

(a)	Net of foreign withholding taxes of $88,414.
(b)	Net of foreign capital gains tax of $53,634.
(c)	Includes change in foreign capital gains tax of $33,349.

See accompanying notes to financial statements.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$41,989,231	$108,634,786
Net realized gain	106,784,459	94,413,950
Net change in unrealized appreciation	10,883,912	121,143,057

Increase in net assets from operations	159,657,602	324,191,793

From Distributions to Shareholders
Class A	(98,356,164)	(106,888,496)
Class B	(15,658,619)	(16,439,729)
Class E	(3,240,127)	(3,492,655)

Total distributions	(117,254,910)	(126,820,880)

Decrease in net assets from capital share transactions	(177,743,687)	(316,447,764)

Total decrease in net assets	(135,340,995)	(119,076,851)

Net Assets
Beginning of period	3,410,507,109	3,529,583,960

End of period	$3,275,166,114	$3,410,507,109

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	225,022	$24,864,942	410,648	$43,876,342
Reinvestments	897,492	98,356,164	1,020,805	106,888,496
Redemptions	(2,581,809)	(285,345,411)	(4,203,590)	(448,159,971)

Net decrease	(1,459,295)	$(162,124,305)	(2,772,137)	$(297,395,133)

Class B
Sales	344,454	$37,327,906	483,349	$50,738,751
Reinvestments	145,594	15,658,619	159,857	16,439,729
Redemptions	(597,954)	(64,491,263)	(760,800)	(79,505,404)

Net decrease	(107,906)	$(11,504,738)	(117,594)	$(12,326,924)

Class E
Sales	26,098	$2,841,857	49,830	$5,275,961
Reinvestments	29,841	3,240,127	33,654	3,492,655
Redemptions	(93,491)	(10,196,628)	(146,654)	(15,494,323)

Net decrease	(37,552)	$(4,114,644)	(63,170)	$(6,725,707)

Decrease derived from capital shares transactions		$(177,743,687)		$(316,447,764)

See accompanying notes to financial statements.

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$108.84		$102.94	$106.93	$106.00	$106.14		$110.97

Income (Loss) from Investment Operations
Net investment income (a)	1.41		3.39	3.33	3.18	2.76	(b)	2.73
Net realized and unrealized gain (loss)	4.03		6.56	(3.77)	1.13	0.61		(2.08)

Total income (loss) from investment operations	5.44		9.95	(0.44)	4.31	3.37		0.65

Less Distributions
Distributions from net investment income	(4.14)		(4.05)	(3.55)	(3.38)	(3.51)		(4.24)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00		(1.24)

Total distributions	(4.14)		(4.05)	(3.55)	(3.38)	(3.51)		(5.48)

Net Asset Value, End of Period	$110.14		$108.84	$102.94	$106.93	$106.00		$106.14

Total Return (%) (c)	5.00	(d)	9.83	(0.36)	4.10	3.12		0.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	(e)	0.39	0.43	0.51	0.37		0.36
Gross ratio of expenses to average net assets excluding interest expense (%)	0.39	(e)	0.38	0.37	0.37	0.36		0.36
Net ratio of expenses to average net assets (%) (f)	0.39	(e)	0.39	0.43	0.51	0.37		0.36
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.38	(e)	0.38	0.37	0.37	0.36		0.36
Ratio of net investment income to average net assets (%)	2.57	(e)	3.18	3.22	2.98	2.56	(b)	2.50
Portfolio turnover rate (%)	236	(d)(g)	482 (g)	439 (g)	615 (g)	571	(g)	824 (g)
Net assets, end of period (in millions)	$2,719.4		$2,846.1	$2,977.2	$3,256.0	$3,187.2		$3,178.0

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$106.74		$101.01	$104.98	$104.12	$104.31		$109.16

Income (Loss) from Investment Operations
Net investment income (a)	1.25		3.06	3.02	2.86	2.45	(b)	2.42
Net realized and unrealized gain (loss)	3.95		6.44	(3.71)	1.11	0.59		(2.05)

Total income (loss) from investment operations	5.20		9.50	(0.69)	3.97	3.04		0.37

Less Distributions
Distributions from net investment income	(3.85)		(3.77)	(3.28)	(3.11)	(3.23)		(3.98)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00		(1.24)

Total distributions	(3.85)		(3.77)	(3.28)	(3.11)	(3.23)		(5.22)

Net Asset Value, End of Period	$108.09		$106.74	$101.01	$104.98	$104.12		$104.31

Total Return (%) (c)	4.88	(d)	9.55	(0.62)	3.85	2.86		0.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(e)	0.64	0.68	0.76	0.62		0.61
Gross ratio of expenses to average net assets excluding interest expense (%)	0.64	(e)	0.63	0.62	0.62	0.61		0.61
Net ratio of expenses to average net assets (%) (f)	0.64	(e)	0.64	0.68	0.76	0.62		0.61
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.63	(e)	0.63	0.62	0.62	0.61		0.61
Ratio of net investment income to average net assets (%)	2.32	(e)	2.93	2.97	2.73	2.31	(b)	2.26
Portfolio turnover rate (%)	236	(d)(g)	482 (g)	439 (g)	615 (g)	571	(g)	824 (g)
Net assets, end of period (in millions)	$463.2		$468.9	$455.6	$514.5	$516.4		$514.1
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-56

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$107.78		$101.96	$105.94	$105.03	$105.18		$110.00

Income (Loss) from Investment Operations
Net investment income (a)	1.32		3.20	3.15	2.99	2.57	(b)	2.55
Net realized and unrealized gain (loss)	3.99		6.49	(3.75)	1.12	0.60		(2.07)

Total income (loss) from investment operations	5.31		9.69	(0.60)	4.11	3.17		0.48

Less Distributions
Distributions from net investment income	(3.96)		(3.87)	(3.38)	(3.20)	(3.32)		(4.06)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00		(1.24)

Total distributions	(3.96)		(3.87)	(3.38)	(3.20)	(3.32)		(5.30)

Net Asset Value, End of Period	$109.13		$107.78	$101.96	$105.94	$105.03		$105.18

Total Return (%) (c)	4.93	(d)	9.66	(0.52)	3.95	2.98		0.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(e)	0.54	0.58	0.65	0.52		0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	(e)	0.53	0.52	0.52	0.51		0.51
Net ratio of expenses to average net assets (%) (f)	0.54	(e)	0.54	0.58	0.65	0.52		0.51
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.53	(e)	0.53	0.52	0.52	0.51		0.51
Ratio of net investment income to average net assets (%)	2.42	(e)	3.03	3.07	2.82	2.40	(b)	2.35
Portfolio turnover rate (%)	236	(d)(g)	482 (g)	439 (g)	615 (g)	571	(g)	824 (g)
Net assets, end of period (in millions)	$92.6		$95.5	$96.8	$110.4	$117.2		$126.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 44%, 81%, 92%, 168%, 178%, and 278% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-57

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2020—(Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-58

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the

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Schedule of Investments. As of June 30, 2020, the Portfolio had open unfunded loan commitments of $7,852,721. At June 30, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio

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foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $196,232,024. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $33,240,185. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned

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securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2020, the Portfolio had an outstanding reverse repurchase agreement balance for 89 days. The average amount of borrowings was $117,728,646 and the annualized weighted average interest rate was 0.29% during the 89 day period. There were no outstanding reverse repurchase agreements as of June 30, 2020.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(893,128)	$—	$—	$—	$(893,128)
Corporate Bonds & Notes	(117,860,810)	—	—	—	(117,860,810)
Foreign Government	(14,186,247)	—	—	—	(14,186,247)
Total Borrowings	$(132,940,185)	$—	$—	$—	$(132,940,185)
Gross amount of recognized liabilities for securities lending transactions					$(132,940,185)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the

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contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The

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Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$109,153
	OTC swap contracts at market value (b)	1,599,256	OTC swap contracts at market value (b)	$1,052,294
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	1,864,721	Unrealized depreciation on centrally cleared swap contracts (c) (d)	707,989
	Unrealized appreciation on futures contracts (d) (e)	1,851,149	Unrealized depreciation on futures contracts (d) (e)	1,328,096
Credit	OTC swap contracts at market value (b)	2,775,493	OTC swap contracts at market value (b)	859,333
			Unrealized depreciation on centrally cleared swap contracts (c) (d)	51,629
Equity	Investments at market value (a) (d)	114,232
	OTC swap contracts at market value (b)	72,226	OTC swap contracts at market value (b)	5,722
Foreign Exchange	Investments at market value (a)	1,005,301
	Unrealized appreciation on forward foreign currency exchange contracts	1,114,766	Unrealized depreciation on forward foreign currency exchange contracts	1,225,444
			Written options at value	569,413

Total		$10,506,297		$5,799,920

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $11,841 and OTC swap interest payable of $16,439.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$379,938	$(132,603)	$(247,335)	$—
Barclays Bank plc	387,414	(121,935)	(208,772)	56,707
BNP Paribas S.A.	80,795	(80,795)	—	—
Canadian Imperial Bank of Commerce	2,068	—	—	2,068
Citibank N.A.	2,612,382	(1,751,154)	(680,000)	181,228
Citigroup Global Markets, Inc.	97,203	—	(97,203)	—
Credit Suisse International	49,506	(49,506)	—	—
Deutsche Bank AG	190,058	(190,058)	—	—
Goldman Sachs International	425,252	(6,653)	(410,000)	8,599
HSBC Bank plc	28,310	(28,310)	—	—
JPMorgan Chase Bank	1,536,340	(670,627)	—	865,713
Morgan Stanley & Co. International plc	864,108	(212,915)	(651,193)	—
NatWest Markets plc	14,641	—	—	14,641
Standard Chartered Bank	8,180	(4,727)	—	3,453

	$6,676,195	$(3,249,283)	$(2,294,503)	$1,132,409

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$19,187	$—	$—	$19,187
Bank of America N.A.	132,603	(132,603)	—	—
Barclays Bank plc	121,935	(121,935)	—	—
BNP Paribas S.A.	114,698	(80,795)	(33,903)	—
Citibank N.A.	1,751,154	(1,751,154)	—	—
Credit Suisse International	127,256	(49,506)	(77,750)	—
Deutsche Bank AG	389,726	(190,058)	(190,000)	9,668
Goldman Sachs International	6,653	(6,653)	—	—
HSBC Bank plc	29,112	(28,310)	(802)	—
JPMorgan Chase Bank N.A.	670,627	(670,627)	—	—
Morgan Stanley & Co. International plc	212,915	(212,915)	—	—
Standard Chartered Bank	4,727	(4,727)	—	—
State Street Bank and Trust	15,218	—	—	15,218
Toronto Dominion Bank	383	—	—	383
UBS AG	116,012	—	—	116,012

	$3,712,206	$(3,249,283)	$(302,455)	$160,468

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$259,845	$—	$201,517	$(1,632,132)	$(1,170,770)
Forward foreign currency transactions	—	—	—	780,998	780,998
Swap contracts	3,755,400	3,709,944	460,167	—	7,925,511
Futures contracts	52,634,946	—	(583,825)	—	52,051,121
Written options	(116,883)	—	—	854,515	737,632

	$56,533,308	$3,709,944	$77,859	$3,381	$60,324,492

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Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$805,483	$—	$(853,886)	$108,492	$60,089
Forward foreign currency transactions	—	—	—	(398,544)	(398,544)
Swap contracts	1,366,960	597,600	79,633	—	2,044,193
Futures contracts	5,368,920	—	6,581	—	5,375,501
Written options	(918,339)	—	—	(139,361)	(1,057,700)

	$6,623,024	$597,600	$(767,672)	$(429,413)	$6,023,539

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$202,079,398
Forward foreign currency transactions	376,749,316
Futures contracts long	645,834,631
Futures contracts short	(187,762,505)
Swap contracts	758,429,106
Written options	(53,860,441)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

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broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and

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there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$7,643,575,338	$1,177,986,545	$8,329,382,327	$1,126,607,283

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2020 were as follows:

Purchases	Sales
$7,373,902,949	$7,633,713,624

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $5,211,286 in purchases and $4,508,877 in sales of investments, which are included above, and resulted in net realized loss of $20,510.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$5,638,677	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

BHFTII-71

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$3,674,746,481

Gross unrealized appreciation	153,270,646
Gross unrealized depreciation	(67,942,651)

Net unrealized appreciation (depreciation)	$85,327,995

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$126,820,880	$126,118,817	$—	$—	$126,820,880	$126,118,817

BHFTII-72

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$117,049,329	$—	$75,245,712	$(78,752,015)	$113,543,026

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $39,457,516 and accumulated long-term capital losses of $39,294,499.

During the year ended December 31, 2019, the Portfolio utilized capital loss carryforwards $73,585,839.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-73

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-74

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 13.58%, 13.43%, and 13.47%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 9.81%.

MARKET ENVIRONMENT / CONDITIONS

After an extremely turbulent six months, U.S. equities were down with the S&P 500 Index detracting 3.1% over the first half of 2020. The year got off to a good start with the signing of the “Phase One” trade deal (between U.S. and China), fourth quarter earnings showing year-over-year growth, strong consumer base and continued robust job reports with historic low unemployment. However, the market turned upside down as COVID-19 started to spread across Europe and in a matter of weeks global equity benchmarks fell from record highs into a bear market. Central banks moved quickly to address problems and governments were acting aggressively to enact fiscal stimulus. The Federal Reserve (the “Fed”) ramped up its Quantitative Easing activity, geared to increase money supply by buying bonds from the open market to encourage lending and investment, by declaring unlimited balance sheet expansion for the foreseeable future and lowered the federal funds rate to a 0-25 basis point range. In Washington, the U.S. Senate passed its fifth fiscal package in May for supporting individuals and businesses, bringing the total stimulus provided to over $6 trillion. The push to reopen parts of the economy signaled that global economic activity may be bottoming, but a resurgence of COVID-19 cases, travel restrictions and fresh lockdown measures in several states were causing headwinds for investors. Information Technology and Consumer Discretionary gained the most for the period as the sectors benefited from social distancing and rapid digitalization. Energy detracted the most driven by the escalation of the oil price war between Russia and Saudi Arabia, slowdown in demand and panic around limited storage capacity. Financials also lagged as banks were pressured with low rates, liquidity concerns and restrictions on buybacks and dividends.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the six-month period, stock selection in Consumer Discretionary and Communication Services as well as positioning in Consumer Staples contributed to relative performance while selection in Health Care detracted.

The largest contributor to relative performance over the period was the Consumer Discretionary sector, where an overweight to the internet & direct marketing retail industry and a mix of positioning and selection in hotels, restaurants & leisure had the strongest positive impact on results. Notably, an overweight position in Amazon.com and an off-benchmark position in Brazilian e-commerce giant, MercardoLibre, were key contributors to performance, as social distancing policies amidst the COVID-19 pandemic drove increased traffic to online retail platforms. In the hotels, restaurants & leisure industry, not owning Starbucks and Marriott International as well as an overweight to Domino’s Pizza contributed to relative results. Secondly, stock selection in Communication Services added to relative results, led by an overweight to Netflix, within entertainment, as well as an off-benchmark position in Snap and underweight to Alphabet within the interactive media & services industry. Lastly, positioning in Consumer Staples was a key contributor to relative results, where an underweight to beverages, notably not holding Coca-Cola Co. and PepsiCo. as well as no exposure to food & staples retailing, had a positive impact on performance.

The largest and only sector detractor over the period was Health Care, driven by stock selection within the health care equipment & supplies and life sciences tools & services industries. Notably, overweight positions in Boston Scientific, Align Technology, Intuitive Surgical, and Varian Medical Systems, within healthcare equipment, detracted from results as these companies were negatively impacted by weaker demand for expensive medical equipment during the COVID-19 pandemic. Additionally, stock selection in the life sciences tools & services industry also weighed on performance, driven by an overweight position in IQVIA Holdings and an underweight to Illumina. Other notable detractors during the period include an underweight to Apple, not owning Tesla and Nvidia as well as off-benchmark positions in Airbus and CME Group.

Due to a combination of Portfolio trading activity and market movement during the period, Health Care and Consumer Discretionary sectors saw the largest changes in active positioning. The Portfolio increased its active underweight to Health Care, largely due to a shift from being overweight to underweight life sciences tools & services as well as a decrease in the overweight to healthcare equipment & supplies. By contrast, the Portfolio’s active overweight to Consumer Discretionary increased due to a shift from being underweight to overweight hotels, restaurants & leisure and an increase in the overweight to textiles, apparel & luxury goods.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The largest sector overweight in the Portfolio as of June 30, 2020 was Consumer Discretionary, followed by Financials and Materials. Consumer Staples, Health Care, and Information Technology were the largest Portfolio underweights.

Lawrence Kemp

Phil Ruvinsky

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies~~,~~ that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	13.58	21.73	15.73	15.87
Class B	13.43	21.40	15.45	15.59
Class E	13.47	21.52	15.55	15.70
Russell 1000 Growth Index	9.81	23.28	15.88	17.23

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	9.8
Microsoft Corp.	8.0
Visa, Inc. - A Shares	4.7
MasterCard, Inc. - Class A	4.0
Netflix, Inc.	3.3
ServiceNow, Inc.	3.2
Alphabet, Inc. - Class A	3.1
Adobe, Inc.	2.9
S&P Global, Inc.	2.8
Intuit, Inc.	2.7

Top Sectors

% of Net Assets
Information Technology	42.3
Consumer Discretionary	21.5
Health Care	11.4
Communication Services	10.7
Industrials	5.0
Financials	3.7
Real Estate	2.5
Materials	2.2
Consumer Staples	0.7

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.63%	$1,000.00	$1,135.80	$3.35
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class B (a)	Actual	0.88%	$1,000.00	$1,134.30	$4.67
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

Class E (a)	Actual	0.78%	$1,000.00	$1,134.70	$4.14
	Hypothetical*	0.78%	$1,000.00	$1,020.99	$3.92

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Automobiles—0.4%
Ferrari NV (a)	43,508	$7,440,303

Beverages—0.7%
Constellation Brands, Inc. - Class A	69,269	12,118,612

Biotechnology—2.0%
Biogen, Inc. (b)	25,128	6,722,996
Vertex Pharmaceuticals, Inc. (b)	97,702	28,363,868

		35,086,864

Capital Markets—3.7%
CME Group, Inc.	95,665	15,549,389
S&P Global, Inc.	152,437	50,224,943

		65,774,332

Chemicals—1.5%
Sherwin-Williams Co. (The)	45,147	26,088,194

Commercial Services & Supplies—0.4%
Waste Management, Inc. (a)	73,497	7,784,067

Containers & Packaging—0.7%
Ball Corp. (a)	182,764	12,700,270

Electronic Equipment, Instruments & Components—1.1%
Keysight Technologies, Inc. (a) (b)	199,881	20,144,007

Entertainment—3.3%
Netflix, Inc. (b)	128,706	58,566,378

Equity Real Estate Investment Trusts—2.5%
Prologis, Inc. (a)	116,635	10,885,545
SBA Communications Corp.	112,258	33,443,903

		44,329,448

Health Care Equipment & Supplies—3.2%
Boston Scientific Corp. (b)	899,232	31,572,036
Intuitive Surgical, Inc. (b)	45,250	25,784,807

		57,356,843

Health Care Providers & Services—3.6%
Humana, Inc.	65,509	25,401,115
UnitedHealth Group, Inc.	132,363	39,040,467

		64,441,582

Hotels, Restaurants & Leisure—1.2%
Domino’s Pizza, Inc.	24,857	9,183,170
Hilton Worldwide Holdings, Inc. (a)	173,865	12,770,384

		21,953,554

Industrial Conglomerates—1.1%
Roper Technologies, Inc. (a)	50,840	19,739,138

Interactive Media & Services—7.4%
Alphabet, Inc. - Class A (b)	38,333	54,358,111
Facebook, Inc. - Class A (b)	188,110	42,714,138
Snap, Inc. - Class A (a) (b)	1,474,507	34,636,169

		131,708,418

Internet & Direct Marketing Retail—13.9%
Alibaba Group Holding, Ltd. (ADR) (b)	167,191	36,063,099
Amazon.com, Inc. (b)	63,475	175,116,099
MercadoLibre, Inc. (b)	36,097	35,583,340

		246,762,538

IT Services—13.1%
Fidelity National Information Services, Inc.	114,274	15,323,000
GoDaddy, Inc. - Class A (b)	222,369	16,306,319
MasterCard, Inc. - Class A	238,812	70,616,708
PayPal Holdings, Inc. (b)	160,038	27,883,421
Shopify, Inc. - Class A (b)	20,439	19,400,699
Visa, Inc. - A Shares (a)	433,682	83,774,352

		233,304,499

Pharmaceuticals—2.6%
AstraZeneca plc (ADR)	321,628	17,010,905
Zoetis, Inc.	209,266	28,677,813

		45,688,718

Professional Services—3.4%
CoStar Group, Inc. (b)	54,580	38,788,368
TransUnion	253,740	22,085,530

		60,873,898

Semiconductors & Semiconductor Equipment—4.2%
Analog Devices, Inc.	231,242	28,359,519
ASML Holding NV	123,968	45,623,943

		73,983,462

Software—20.6%
Adobe, Inc. (b)	118,278	51,487,596
Autodesk, Inc. (a) (b)	63,261	15,131,399
Coupa Software, Inc. (a) (b)	32,298	8,947,838
Intuit, Inc.	161,875	47,945,756
Microsoft Corp.	697,274	141,902,232
RingCentral, Inc. - Class A (a) (b)	32,017	9,125,165
Salesforce.com, Inc. (b)	192,741	36,106,172
ServiceNow, Inc. (a) (b)	139,669	56,574,325

		367,220,483

Specialty Retail—3.4%
Lowe’s Cos., Inc.	238,042	32,164,235
TJX Cos., Inc. (The)	542,747	27,441,288

		59,605,523

Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.	112,987	41,217,658

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—98.9% of Net Assets—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—2.6%
LVMH Moet Hennessy Louis Vuitton SE	28,082	$12,299,880
NIKE, Inc. - Class B	349,796	34,297,498

		46,597,378

Total Common Stocks (Cost $1,077,812,566)		1,760,486,167

Preferred Stock—1.0%

Software—1.0%
Palantir Technologies, Inc. - Series I † (b) (c) (d) (Cost $15,555,194)	2,537,552	17,585,235

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $1,773,074; collateralized by U.S. Treasury Note at 2.375%, maturing 02/29/24, with a market value of $1,808,638.	1,773,074	1,773,074

Total Short-Term Investments (Cost $1,773,074)		1,773,074

Securities Lending Reinvestments (e)—4.2%

Certificates of Deposit—2.5%
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (f)	3,000,000	2,999,571
0.330%, SOFR + 0.250%, 07/10/20 (f)	1,000,000	1,000,338
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (f)	2,000,000	2,000,246
Bank of Nova Scotia 0.395%, 1M LIBOR + 0.220%, 01/08/21 (f)	2,000,000	2,000,090
BNP Paribas S.A. New York
0.301%, 1M LIBOR + 0.110%, 02/12/21 (f)	1,000,000	999,443
0.308%, 1M LIBOR + 0.120%, 02/11/21 (f)	1,000,000	999,508
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (f)	2,000,000	2,000,642
Credit Agricole S.A. 0.310%, FEDEFF PRV + 0.230%, 01/29/21 (f)	3,000,000	3,000,000
Credit Industriel et Commercial
0.250%, FEDEFF PRV + 0.170%, 02/12/21 (f)	3,000,000	2,996,781
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (f)	1,000,000	1,000,122
Credit Suisse AG 0.540%, SOFR + 0.460%, 11/03/20 (f)	2,000,000	2,000,980
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (f)	2,000,000	2,000,290
DZ Bank AG Zero Coupon, 07/15/20	990,982	999,920
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (f)	2,000,000	1,995,028
0.300%, SOFR + 0.210%, 02/22/21 (f)	2,000,000	1,995,160

Certificates of Deposit—(Continued)
Natixis S.A. (New York)
0.950%, 09/09/20	1,000,000	1,001,240
Royal Bank of Canada New York 0.370%, SOFR + 0.290%, 07/16/20 (f)	5,000,000	4,999,820
Standard Chartered Bank 0.240%, FEDEFF PRV + 0.160%, 08/07/20 (f)	2,000,000	1,999,114
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/18/20	991,479	999,640
Toronto-Dominion Bank
0.430%, FEDEFF PRV + 0.350%, 07/31/20 (f)	2,000,000	2,000,154
0.504%, 3M LIBOR + 0.070%, 02/16/21 (f)	2,000,000	2,006,322
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (f)	4,000,000	4,000,000

		44,994,409

Commercial Paper—0.4%
LMA S.A. & LMA Americas 0.950%, 10/06/20	994,353	999,134
Svenska Handelsbanken AB 0.277%, 1M LIBOR + 0.100%, 11/10/20 (f)	1,000,000	999,954
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (f)	4,000,000	4,000,000

		5,999,088

Repurchase Agreements—0.8%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $2,000,836; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $7,633,967.	7,000,000	7,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $200,001; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $204,001.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $2,424,234; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $2,472,715.	2,424,231	2,424,231
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,200,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $1,327,330.	1,200,000	1,200,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,900,011; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,111,314.	1,900,000	$1,900,000

		14,724,231

Mutual Funds—0.5%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (g)	3,000,000	3,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (g)	3,000,000	3,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (g)	3,000,000	3,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $74,718,730)		74,717,728

Total Investments—104.2% (Cost $1,169,859,564)		1,854,562,204
Other assets and liabilities (net)—(4.2)%		(74,204,988)

Net Assets—100.0%		$1,780,357,216

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2020, the market value of restricted securities was $17,585,235, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $74,158,766 and the collateral received consisted of cash in the amount of $74,711,292. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent 1.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$17,585,235

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$7,440,303	$—	$—	$7,440,303
Beverages	12,118,612	—	—	12,118,612
Biotechnology	35,086,864	—	—	35,086,864
Capital Markets	65,774,332	—	—	65,774,332
Chemicals	26,088,194	—	—	26,088,194
Commercial Services & Supplies	7,784,067	—	—	7,784,067
Containers & Packaging	12,700,270	—	—	12,700,270
Electronic Equipment, Instruments & Components	20,144,007	—	—	20,144,007
Entertainment	58,566,378	—	—	58,566,378
Equity Real Estate Investment Trusts	44,329,448	—	—	44,329,448
Health Care Equipment & Supplies	57,356,843	—	—	57,356,843
Health Care Providers & Services	64,441,582	—	—	64,441,582
Hotels, Restaurants & Leisure	21,953,554	—	—	21,953,554
Industrial Conglomerates	19,739,138	—	—	19,739,138
Interactive Media & Services	131,708,418	—	—	131,708,418
Internet & Direct Marketing Retail	246,762,538	—	—	246,762,538
IT Services	233,304,499	—	—	233,304,499
Pharmaceuticals	45,688,718	—	—	45,688,718
Professional Services	60,873,898	—	—	60,873,898
Semiconductors & Semiconductor Equipment	73,983,462	—	—	73,983,462
Software	367,220,483	—	—	367,220,483
Specialty Retail	59,605,523	—	—	59,605,523
Technology Hardware, Storage & Peripherals	41,217,658	—	—	41,217,658
Textiles, Apparel & Luxury Goods	34,297,498	12,299,880	—	46,597,378
Total Common Stocks	1,748,186,287	12,299,880	—	1,760,486,167
Total Preferred Stock*	—	—	17,585,235	17,585,235
Total Short-Term Investment*	—	1,773,074	—	1,773,074
Securities Lending Reinvestments
Certificates of Deposit	—	44,994,409	—	44,994,409
Commercial Paper	—	5,999,088	—	5,999,088
Repurchase Agreements	—	14,724,231	—	14,724,231
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	65,717,728	—	74,717,728
Total Investments	$1,757,186,287	$79,790,682	$17,585,235	$1,854,562,204

Collateral for Securities Loaned (Liability)	$—	$(74,711,292)	$—	$(74,711,292)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,854,562,204
Cash denominated in foreign currencies (c)	45
Receivable for:
Investments sold	8,405,958
Fund shares sold	337,960
Dividends	288,952

Total Assets	1,863,595,119
Liabilities
Collateral for securities loaned	74,711,292
Payables for:
Investments purchased	4,699,206
Fund shares redeemed	2,617,269
Accrued Expenses:
Management fees	868,764
Distribution and service fees	54,448
Deferred trustees’ fees	138,670
Other expenses	148,254

Total Liabilities	83,237,903

Net Assets	$1,780,357,216

Net Assets Consist of:
Paid in surplus	$984,185,672
Distributable earnings (Accumulated losses)	796,171,544

Net Assets	$1,780,357,216

Net Assets
Class A	$1,492,208,803
Class B	242,519,023
Class E	45,629,390
Capital Shares Outstanding*
Class A	34,618,518
Class B	5,956,567
Class E	1,088,530
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$43.10
Class B	40.71
Class E	41.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,169,859,564.
(b)	Includes securities loaned at value of $74,158,766.
(c)	Identified cost of cash denominated in foreign currencies was $44.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$4,507,455
Interest	4,621
Securities lending income	142,180

Total investment income	4,654,256
Expenses
Management fees	5,910,248
Administration fees	36,617
Custodian and accounting fees	49,137
Distribution and service fees—Class B	272,920
Distribution and service fees—Class E	31,737
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	52,196
Insurance	6,014
Miscellaneous	9,733

Total expenses	6,428,397
Less management fee waiver	(790,328)

Net expenses	5,638,069

Net Investment Loss	(983,813)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	113,261,546
Foreign currency transactions	154,619

Net realized gain	113,416,165

Net change in unrealized appreciation on:
Investments	108,916,247
Foreign currency transactions	39

Net change in unrealized appreciation	108,916,286

Net realized and unrealized gain	222,332,451

Net Increase in Net Assets From Operations	$221,348,638

(a)	Net of foreign withholding taxes of $38,504.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(983,813)	$(605,622)
Net realized gain	113,416,165	212,019,877
Net change in unrealized appreciation	108,916,286	269,922,246

Increase in net assets from operations	221,348,638	481,336,501

From Distributions to Shareholders
Class A	(176,614,303)	(243,275,511)
Class B	(29,951,226)	(34,215,072)
Class E	(5,590,793)	(7,013,573)

Total distributions	(212,156,322)	(284,504,156)

Increase (decrease) in net assets from capital share transactions	(18,381,598)	53,040,095

Total increase (decrease) in net assets	(9,189,282)	249,872,440

Net Assets
Beginning of period	1,789,546,498	1,539,674,058

End of period	$1,780,357,216	$1,789,546,498

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	596,522	$24,971,891	596,169	$24,962,333
Reinvestments	4,237,387	176,614,303	6,165,117	243,275,511
Redemptions	(5,574,348)	(246,266,557)	(5,590,909)	(240,456,593)

Net increase (decrease)	(740,439)	$(44,680,363)	1,170,377	$27,781,251

Class B
Sales	543,651	$22,368,564	868,973	$34,643,833
Reinvestments	760,763	29,951,226	909,008	34,215,072
Redemptions	(712,785)	(28,890,459)	(1,070,573)	(43,467,942)

Net increase	591,629	$23,429,331	707,408	$25,390,963

Class E
Sales	153,034	$6,423,480	172,606	$7,123,974
Reinvestments	137,908	5,590,793	181,840	7,013,573
Redemptions	(220,248)	(9,144,839)	(343,760)	(14,269,666)

Net increase (decrease)	70,694	$2,869,434	10,686	$(132,119)

Increase (decrease) derived from capital shares transactions		$(18,381,598)		$53,040,095

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$43.16		$38.83		$43.42	$33.23	$36.50		$41.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.00	)(b)	0.09	0.08	0.04	(c)	0.01
Net realized and unrealized gain (loss)	5.68		12.03		1.74	11.06	(0.15)		2.69

Total income (loss) from investment operations	5.66		12.03		1.83	11.14	(0.11)		2.70

Less Distributions
Distributions from net investment income	0.00		(0.10)		(0.06)	(0.04)	0.00		0.00
Distributions from net realized capital gains	(5.72)		(7.60)		(6.36)	(0.91)	(3.16)		(7.39)

Total distributions	(5.72)		(7.70)		(6.42)	(0.95)	(3.16)		(7.39)

Net Asset Value, End of Period	$43.10		$43.16		$38.83	$43.42	$33.23		$36.50

Total Return (%) (d)	13.58	(e)	32.85		2.43	33.93	0.09		6.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(f)	0.72		0.72	0.72	0.72		0.71
Net ratio of expenses to average net assets (%) (g)	0.63	(f)	0.63		0.63	0.63	0.66		0.66
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(f)	(0.00	)(h)	0.21	0.20	0.13	(c)	0.03
Portfolio turnover rate (%)	24	(e)	43		45	48	87		70
Net assets, end of period (in millions)	$1,492.2		$1,526.1		$1,327.7	$1,661.1	$1,505.8		$1,609.7

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$41.11		$37.29		$41.96	$32.19	$35.54		$40.38

Income (Loss) from Investment Operations
Net investment loss (a)	(0.07)		(0.10)		(0.02)	(0.02)	(0.04	)(c)	(0.08)
Net realized and unrealized gain (loss)	5.39		11.52		1.71	10.70	(0.15)		2.63

Total income (loss) from investment operations	5.32		11.42		1.69	10.68	(0.19)		2.55

Less Distributions
Distributions from net realized capital gains	(5.72)		(7.60)		(6.36)	(0.91)	(3.16)		(7.39)

Total distributions	(5.72)		(7.60)		(6.36)	(0.91)	(3.16)		(7.39)

Net Asset Value, End of Period	$40.71		$41.11		$37.29	$41.96	$32.19		$35.54

Total Return (%) (d)	13.43	(e)	32.52		2.18	33.57	(0.15)		6.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(f)	0.97		0.97	0.97	0.97		0.96
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.88		0.88	0.88	0.91		0.91
Ratio of net investment loss to average net assets (%)	(0.33	)(f)	(0.25)		(0.04)	(0.05)	(0.12	)(c)	(0.22)
Portfolio turnover rate (%)	24	(e)	43		45	48	87		70
Net assets, end of period (in millions)	$242.5		$220.5		$173.7	$183.7	$161.6		$177.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$42.15		$38.06	$42.68	$32.69	$36.01		$40.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.06)	0.03	0.02	(0.01	)(c)	(0.05)
Net realized and unrealized gain (loss)	5.54		11.78	1.71	10.88	(0.15)		2.66

Total income (loss) from investment operations	5.49		11.72	1.74	10.90	(0.16)		2.61

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(5.72)		(7.60)	(6.36)	(0.91)	(3.16)		(7.39)

Total distributions	(5.72)		(7.63)	(6.36)	(0.91)	(3.16)		(7.39)

Net Asset Value, End of Period	$41.92		$42.15	$38.06	$42.68	$32.69		$36.01

Total Return (%) (d)	13.47	(e)	32.66	2.26	33.73	(0.06)		6.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(f)	0.87	0.87	0.87	0.87		0.86
Net ratio of expenses to average net assets (%) (g)	0.78	(f)	0.78	0.78	0.78	0.81		0.81
Ratio of net investment income (loss) to average net assets (%)	(0.23	)(f)	(0.15)	0.06	0.05	(0.02	)(c)	(0.12)
Portfolio turnover rate (%)	24	(e)	43	45	48	87		70
Net assets, end of period (in millions)	$45.6		$42.9	$38.3	$41.3	$34.1		$40.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $1,773,074. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,724,231. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$410,316,780	$0	$643,908,352

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$5,910,248	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,170,512,404

Gross unrealized appreciation	689,541,136
Gross unrealized depreciation	(5,491,336)

Net unrealized appreciation (depreciation)	$684,049,800

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$4,424,289	$60,299,781	$280,079,867	$178,918,797	$284,504,156	$239,218,578

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$—	$211,989,678	$575,133,553	$—	$787,123,231

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.50%, 0.38%, and 0.42%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index1, returned 0.60%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2020 reflected the market impact COVID-19 spread. Initially, as the virus’ spread was limited to China, the economic impacts were significant but manageable given the state of the U.S. economy at the time. As the infection rate grew and the economic realities of the virus and efforts to curtail its spread became clearer, the markets began pricing in a higher probability of rate cuts by the Federal Reserve (the “Fed”). Once it became evident that containment was unlikely without significant measures to slow the spread, markets saw a dramatic increase in volatility. Through the month of February, we saw asset valuations in short dated assets increase as the yield curve once again inverted, meaning longer dated debt yields were lower than the shorter dated debt, a notion signaling a potential recession. Moving into March, we saw an increased demand for liquidity across markets. This caused a significant premium to be charged to those needing to raise liquidity. This premium caused asset valuations to decline as market participants either stepped to the sideline or were active sellers of securities, further dislocating the market. The significant market liquidity premium seen at the end of the first quarter and into the opening weeks of the second quarter rapidly dissipated in the ultrashort duration space as purchase programs by the Fed freed up dealer balance sheets and restored liquidity to the markets. Just as the spike in the liquidity premium caused asset valuations to decline in March, normalization of the premium led asset valuations higher through June. Lower reinvestment rates on maturing securities led to lower overall Portfolio yields. The massive fiscal stimulus packages passed by Congress led to a dramatic increase in the rate of Treasury bill (“T-Bill”) issuance. This pressured yields available in the T-Bill market higher, increasing the relative attractiveness of the sector. 3-month London Inter-bank Offered Rate (“LIBOR”) fell from 1.91% on December 31st to 0.30% at the end of June. The slope of the LIBOR curve as measured from 1-month to 1-year, flattened, to approximately 0.14% on June 30th compared with a slope of 0.23% on December 31st. The flattening LIBOR curve demonstrates there is very little yield difference between 1-month and 1-year LIBOR.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio positioning over the first half of 2020 reflected the market impact of coronavirus as COVID-19 spread. During the period, the Portfolio added fixed rate commercial paper and certificates of deposit at yields of 0.23% to 3.50% with final maturities of 3-months to 13-months, 0.15% to 1.97% above overnight levels at the time of the trades. Floating rate investments with final maturities of 6-months to 13-months were added at spreads of 0.28% to 0.30% over 1-month LIBOR and 0.00% to 0.20% over 3-month LIBOR.

In an effort to slow the decline in the aggregate yield of the Portfolio, the weighted average maturity (the average amount of time until the securities in the portfolio mature) of the Portfolio increased from 43 days at the end of December 2019 to 50 days at the end of June 2020. The weighted average life (the average of the final maturities of all securities held in the portfolio) decreased from 84 days to 74 days over the six-month period. These changes to the duration metrics of the Portfolio embodied our belief that interest rates available in the market were moving lower and demonstrate a preference for fixed rate investments with longer maturities versus floating rate investments. The allocation to floating rate instruments decreased from 32% at the end of 2019 to 23% at the end of June 2020 and was comprised of securities indexed to Secured Overnight Funding Rate (0.2%), federal funds effective rate (1.8%), 1-month LIBOR (5%), and 3-month LIBOR (16%). These contributed 0.14% to gross yield while fixed rate investments contributed the balance. We continued to focus our investments in the top two to five systemically important issuers domiciled in each of a select group of countries.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.50	1.44	1.13	0.57
Class B	0.38	1.19	0.91	0.45
Class E	0.42	1.29	1.00	0.50
Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index	0.60	1.63	1.19	0.64

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Issuers

% of Net Assets
U.S. Treasury	10.3
JPMorgan Securities, Inc.	9.6
Bank of America N.A.	4.0
Chariot Funding LLC	3.5
NRW Bank	3.1
Mitsubishi UFJ Trust & Banking Corp. (NY)	2.9
Toronto-Dominion Bank	2.7
Old Line Funding LLC	2.6
Landesbank Baden-Wuettertemberg	2.5
Crown Point Capital Co. LLC	2.5

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.36%	$1,000.00	$1,005.00	$1.79
	Hypothetical*	0.36%	$1,000.00	$1,023.07	$1.81

Class B (a)	Actual	0.61%	$1,000.00	$1,003.80	$3.04
	Hypothetical*	0.61%	$1,000.00	$1,021.83	$3.07

Class E (a)	Actual	0.51%	$1,000.00	$1,004.20	$2.54
	Hypothetical*	0.51%	$1,000.00	$1,022.33	$2.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Short-Term Investments—100.0% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—13.7%
Bank of Montreal (Chicago)
0.390%, FEDL01 + 0.310%, 07/13/20 (a)	5,000,000	$5,000,106
0.417%, 3M LIBOR + 0.120%, 06/24/21 (a)	4,000,000	4,000,000
Bank of Nova Scotia (Houston)
0.420%, 1M LIBOR + 0.230%, 08/20/20 (a)	6,000,000	6,001,786
0.424%, 1M LIBOR + 0.230%, 08/17/20 (a)	7,000,000	7,000,842
0.548%, 3M LIBOR + 0.100%, 02/08/21 (a)	5,000,000	5,001,506
BNP Paribas S.A. (NY) 0.601%, 3M LIBOR + 0.060%, 02/05/21 (a)	4,000,000	3,999,525
Canadian Imperial Bank of Commerce (NY) 0.437%, 3M LIBOR + 0.140%, 07/23/21 (a)	4,000,000	4,000,000
Credit Industriel et Commercial (NY) 0.420%, 1M LIBOR + 0.230%, 08/20/20 (a)	6,500,000	6,501,857
Macquarie Bank, Ltd. 0.425%, 1M LIBOR + 0.250%, 07/07/20 (144A) (a)	5,000,000	5,000,267
Mizuho Bank, Ltd. (NY) 0.396%, 3M LIBOR + 0.100%, 10/01/20 (a)	5,000,000	5,001,515
National Australia Bank, Ltd.
0.420%, 1M LIBOR + 0.230%, 08/20/20 (a)	8,000,000	8,002,381
0.433%, 3M LIBOR + 0.120%, 12/09/20 (a)	5,000,000	5,002,205
Nordea Bank Abp
0.410%, 3M LIBOR + 0.100%, 09/10/20 (a)	9,000,000	9,002,623
0.418%, 3M LIBOR + 0.100%, 06/09/21 (a)	4,500,000	4,499,999
Oversea-Chinese Banking Corp., Ltd. 0.250%, 10/09/20	4,000,000	3,999,843
Royal Bank of Canada (NY)
0.430%, 07/26/21	5,000,000	5,014,311
0.650%, 05/03/21	4,000,000	4,010,191
Skandinaviska Enskilda Banken AB 1.930%, 10/16/20	4,000,000	4,020,275
Sumitomo Mitsui Banking Corp.
0.300%, 09/21/20	5,000,000	5,000,644
0.405%, 3M LIBOR + 0.100%, 12/23/20 (a)	4,000,000	4,000,000
Sumitomo Mitsui Trust Bank, Ltd. (NY) 0.416%, 3M LIBOR + 0.110%, 12/22/20 (a)	5,000,000	5,000,000
Svenska Handelsbanken
0.431%, 3M LIBOR + 0.110%, 06/16/21 (a)	2,000,000	2,000,000
1.369%, 3M LIBOR + 0.150%, 10/15/20 (a)	6,000,000	6,002,916
Wells Fargo Bank N.A. 0.502%, 3M LIBOR + 0.110%, 02/16/21 (a)	4,000,000	4,001,007

		121,063,799

Commercial Paper—62.4%
ABN AMRO Funding USA LLC 1.814%, 10/02/20 (b)	5,000,000	4,995,509
Atlantic Asset Securitization LLC 1.331%, 08/04/20 (b)	16,000,000	15,996,842
Barclays Bank plc 1.715%, 08/03/20 (b)	5,000,000	4,998,196
Barton Capital Corp. 1.108%, 07/20/20 (b)	7,000,000	6,999,584
Bedford Row Funding Corp. 0.056%, 07/02/20 (b)	19,000,000	18,999,901

Commercial Paper—(Continued)
BNG Bank N.V.
1.533%, 07/31/20 (b)	10,000,000	9,999,526
BNP Paribas S.A. New York 1.814%, 10/02/20 (b)	6,000,000	5,995,911
BPCE S.A.
0.495%, 12/01/20 (b)	6,000,000	5,994,071
1.907%, 07/31/20 (b)	5,500,000	5,499,380
CAFCO LLC 1.109%, 07/08/20 (b)	10,000,000	9,999,798
Caisse D’Amortissement de la Dette Sociale 1.201%, 09/03/20 (b)	15,000,000	14,997,075
Chariot Funding LLC
0.240%, 09/11/20 (b)	4,000,000	3,998,727
0.300%, 09/08/20 (b)	7,000,000	6,997,822
0.556%, 3M LIBOR + 0.000%, 08/04/20 (a)	5,000,000	4,999,770
0.581%, 07/22/20 (b)	15,000,000	14,998,872
Charta LLC 1.141%, 07/16/20 (b)	8,000,000	7,999,456
Coca-Cola, Inc. (The) 1.628%, 01/14/21 (b)	3,000,000	2,996,040
Collateralized Commercial Paper FLEX Co. LLC 1.472%, 3M LIBOR + 0.120%, 01/08/21 (a)	8,000,000	8,000,825
Commonwealth Bank of Australia 1.427%, 3M LIBOR + 0.040%, 07/07/20 (a)	7,000,000	7,000,126
CPPIB Capital, Inc. 0.400%, SOFR + 0.320%, 12/10/20 (144A) (a)	1,750,000	1,749,330
Credit Industriel et Commercial (NY)
1.921%, 09/04/20 (b)	5,000,000	4,999,010
1.605%, 07/24/20 (b)	7,000,000	6,999,487
Crown Point Capital Co. LLC
0.321%, 10/02/20 (b)	11,000,000	10,992,417
0.408%, 08/20/20 (b)	7,000,000	6,997,283
0.564%, 1M LIBOR + 0.380%, 08/28/20 (a)	4,000,000	4,002,310
DBS Bank, Ltd. 0.260%, 09/17/20 (b)	5,000,000	4,998,003
Dexia Credit Local S.A.
0.281%, 10/09/20 (b)	3,000,000	2,998,527
0.282%, 11/19/20 (b)	10,000,000	9,992,111
0.362%, 10/13/20 (b)	6,000,000	5,996,850
DNB Bank ASA
0.397%, 3M LIBOR + 0.100%, 06/25/21 (a)	7,000,000	7,000,000
0.741%, 3M LIBOR + 0.200%, 05/05/21 (a)	4,000,000	4,004,044
Fairway Finance Corp. 0.313%, 12/02/20 (b)	8,000,000	7,989,667
Her Majesty RGT Cananda 0.312%, 11/03/20 (b)	10,000,000	9,991,600
HSBC Bank plc 0.540%, 3M LIBOR + 0.190%, 12/01/20 (a)	3,000,000	3,002,136
ING U.S. Funding LLC
0.440%, 1M LIBOR + 0.250%, 08/20/20 (a)	6,000,000	6,001,276
0.475%, 3M LIBOR + 0.170%, 09/23/20 (a)	3,000,000	3,001,521
Kells Funding LLC
0.230%, 09/10/20 (b)	9,767,000	9,763,171
0.238%, 08/11/20 (b)	12,000,000	11,998,768
Landesbank Baden-Wuettertemberg 0.096%, 07/07/20 (b)	22,000,000	21,999,401

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Short-Term Investments—100.0% of Net Assets—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
LMA Americas LLC
0.127%, 07/06/20 (b)	7,000,000	$6,999,890
0.522%, 07/07/20 (b)	10,200,000	10,199,821
Mitsubishi UFJ Trust & Banking Corp. (NY)
0.375%, 10/02/20 (b)	4,000,000	3,996,973
0.270%, 09/08/20 (b)	7,000,000	6,996,910
1.109%, 07/08/20 (b)	15,000,000	14,999,683
Mont Blanc Capital Corp. 1.068%, 07/09/20 (b)	18,000,000	17,999,424
National Securities Clearing Corp. 1.625%, 08/21/20 (b)	7,000,000	6,998,736
Nieuw Amsterdam Receivables Corp. 0.877%, 07/02/20 (b)	6,000,000	5,999,971
NRW Bank
0.085%, 07/06/20 (b)	15,000,000	14,999,700
1.165%, 09/03/20 (b)	12,000,000	11,996,425
Old Line Funding LLC
0.443%, 10/20/20 (b)	10,000,000	9,993,498
0.900%, 09/03/20 (b)	5,000,000	4,997,581
0.948%, 07/02/20 (b)	8,000,000	7,999,949
0.313%, 01/04/21 (b)	5,000,000	4,993,446
Ontario Teachers’ Cadillac Fairview Properties Trust 1.776%, 08/04/20 (b)	8,000,000	7,999,168
PSP Capital, Inc. 0.980%, 09/02/20 (b)	10,000,000	9,996,782
Sheffield Receivables Co. LLC
0.250%, 08/31/20 (b)	5,000,000	4,997,598
0.320%, 09/14/20 (b)	8,000,000	7,995,457
Societe Generale S.A. 0.416%, 3M LIBOR + 0.100%, 03/19/21 (a)	4,000,000	3,998,564
Starbird Funding Corp.
0.723%, 09/22/20 (b)	7,000,000	6,995,884
1.099%, 07/06/20 (b)	10,000,000	9,999,857
Suncorp Group, Ltd.
0.343%, 12/09/20 (b)	4,000,000	3,991,144
0.403%, 11/04/20 (b)	11,000,000	10,982,848
Swedbank AB 1.321%, 09/03/20 (b)	2,000,000	1,999,433
Toronto-Dominion Bank
0.390%, FEDL01 + 0.310%, 07/10/20 (a)	4,000,000	4,000,062
0.390%, FEDL01 + 0.310%, 07/16/20 (a)	7,000,000	7,000,190
0.430%, 07/28/21 (b)	5,000,000	5,000,434
0.474%, 3M LIBOR + 0.190%, 09/28/20 (a)	4,500,000	4,502,638
0.480%, 3M LIBOR + 0.140%, 07/19/21 (a)	3,000,000	2,999,999
UBS AG
0.477%, 3M LIBOR + 0.180%, 06/23/21 (a)	3,000,000	3,000,000
0.840%, 3M LIBOR + 0.080%, 01/28/21 (a)	4,000,000	3,999,769
Westpac Banking Corp. 0.463%, 3M LIBOR + 0.150%, 12/09/20 (a)	7,700,000	7,704,415
Westpac Securities NZ, Ltd.
0.800%, 3M LIBOR + 0.040%, 10/30/20 (a)	5,000,000	5,000,999
1.168%, 3M LIBOR + 0.070%, 01/22/21 (a)	4,000,000	4,000,444

		551,282,035

Repurchase Agreements—13.3%
BofA Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.090%, due on 07/01/20 with a maturity value of $ 32,390,080; collateralized by U.S. Agency Obligations with rates ranging from 0.250% - 3.490%, with a maturity dates ranging from 06/03/20 - 07/08/39, and an aggregate market value of $32,815,568.	32,390,000	32,390,000
JPMorgan Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.070%, due on 07/01/20 with a maturity value of $85,000,165; collateralized by U.S. Treasury Obligations at 0.000%, with a maturity dates ranging from 10/13/20 - 04/22/21, and an aggregate market value of $86,697,065.	85,000,000	85,000,000

		117,390,000

U.S. Treasury—10.3%
U.S. Treasury Bills
0.030%, 07/02/20 (b)	7,000,000	6,999,982
0.106%, 07/07/20 (b)	35,000,000	34,999,285
0.122%, 07/28/20 (b)	10,000,000	9,999,006
0.129%, 07/30/20 (b)	19,000,000	18,998,049
0.176%, 11/10/20 (b)	10,000,000	9,993,583
0.184%, 03/25/21 (b)	10,000,000	9,988,133

		90,978,038

Bank Note—0.3%
Bank of America N.A. 0.455%, 07/06/21	3,000,000	3,000,000

Total Short-Term Investments (Cost $883,332,412)		883,713,872

Total Investments—100.0% (Cost $883,332,412)		883,713,872
Other assets and liabilities (net)—0.0%		(297,566)

Net Assets—100.0%		$883,416,306

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the market value of 144A securities was $6,749,597, which is 0.8% of net assets.

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDL01)—	Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$883,713,872	$—	$883,713,872
Total Investments	$—	$883,713,872	$—	$883,713,872

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a)	$766,323,872
Repurchase Agreement at value which equals cost	117,390,000
Receivable for:
Fund shares sold	858,237
Interest	221,970

Total Assets	884,794,079
Liabilities
Due to custodian	7,044
Payables for:
Fund shares redeemed	783,138
Accrued Expenses:
Management fees	234,448
Distribution and service fees	97,092
Deferred trustees’ fees	136,604
Other expenses	119,447

Total Liabilities	1,377,773

Net Assets	$883,416,306

Net Assets Consist of:
Paid in surplus	$879,960,801
Distributable earnings (Accumulated losses)	3,455,505

Net Assets	$883,416,306

Net Assets
Class A	$374,573,867
Class B	416,504,731
Class E	92,337,708
Capital Shares Outstanding*
Class A	3,730,010
Class B	4,147,242
Class E	919,041
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.42
Class B	100.43
Class E	100.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $765,942,412.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Interest (a)	$5,409,307

Total investment income	5,409,307
Expenses
Management fees	1,464,698
Administration fees	22,099
Custodian and accounting fees	31,961
Distribution and service fees—Class B	511,288
Distribution and service fees—Class E	70,987
Audit and tax services	16,221
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	33,951
Insurance	2,975
Miscellaneous	6,223

Total expenses	2,197,894
Less management fee waiver	(104,621)

Net expenses	2,093,273

Net Investment Income	3,316,034

Net Realized and Unrealized Gain
Net realized gain on investments	7,082
Net change in unrealized appreciation on investments	260,046

Net realized and unrealized gain	267,128

Net Increase in Net Assets From Operations	$3,583,162

(a)	Net of foreign withholding taxes of $908.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,316,034	$15,811,289
Net realized gain	7,082	2,213
Net change in unrealized appreciation	260,046	180,617

Increase in net assets from operations	3,583,162	15,994,119

From Distributions to Shareholders
Class A	(7,089,968)	(5,802,067)
Class B	(7,051,630)	(5,979,578)
Class E	(1,685,017)	(1,547,936)

Total distributions	(15,826,615)	(13,329,581)

Increase (decrease) in net assets from capital share transactions	86,531,853	(12,440,867)

Total increase (decrease) in net assets	74,288,400	(9,776,329)

Net Assets
Beginning of period	809,127,906	818,904,235

End of period	$883,416,306	$809,127,906

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,294,962	$132,298,547	967,685	$98,441,350
Reinvestments	70,603	7,089,968	57,549	5,802,067
Redemptions	(783,635)	(80,069,553)	(908,718)	(92,431,831)

Net increase	581,930	$59,318,962	116,516	$11,811,586

Class B
Sales	1,489,220	$151,816,549	1,379,245	$140,134,919
Reinvestments	70,207	7,051,630	59,292	5,979,578
Redemptions	(1,261,241)	(128,584,856)	(1,654,489)	(168,178,415)

Net increase (decrease)	298,186	$30,283,323	(215,952)	$(22,063,918)

Class E
Sales	151,129	$15,425,798	241,551	$24,526,767
Reinvestments	16,770	1,685,017	15,346	1,547,936
Redemptions	(198,173)	(20,181,247)	(277,934)	(28,263,238)

Net decrease	(30,274)	$(3,070,432)	(21,037)	$(2,188,535)

Increase (decrease) derived from capital shares transactions		$86,531,853		$(12,440,867)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$101.88		$101.58	$100.82	$100.28		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.47		2.12	1.81	0.92		0.32	(b)	0.00	(c)
Net realized and unrealized gain (loss)	0.04		0.02	0.00 (d)	(0.03)		0.03		0.00

Total income (loss) from investment operations	0.51		2.14	1.81	0.89		0.35		0.00	(c)

Less Distributions
Distributions from net investment income	(1.97)		(1.84)	(1.04)	(0.35)		(0.07)		(0.00	)(e)
Distributions from net realized capital gains	0.00		0.00	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00

Total distributions	(1.97)		(1.84)	(1.05)	(0.35)		(0.07)		(0.00	)(e)

Net Asset Value, End of Period	$100.42		$101.88	$101.58	$100.82		$100.28		$100.00

Total Return (%) (g)	0.50	(h)	2.13	1.81	0.89		0.35		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	(i)	0.39	0.39	0.39		0.38		0.37
Net ratio of expenses to average net assets (%) (j)	0.36	(i)	0.37	0.36	0.36		0.35		0.25
Ratio of net investment income to average net assets (%)	0.93	(i)	2.08	1.79	0.91		0.32	(b)	0.00	(k)
Portfolio turnover rate (%)	0	(h)(l)	0 (l)	0 (l)	0	(l)	0	(l)	N/A
Net assets, end of period (in millions)	$374.6		$320.7	$307.9	$308.6		$355.2		$406.8

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$101.77		$101.46	$100.68	$100.11		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.35		1.87	1.55	0.66		0.08	(b)	0.00
Net realized and unrealized gain (loss)	0.04		0.02	0.00 (d)	(0.02)		0.03		0.00

Total income (loss) from investment operations	0.39		1.89	1.55	0.64		0.11		0.00

Less Distributions
Distributions from net investment income	(1.73)		(1.58)	(0.76)	(0.07)		(0.00	)(e)	0.00
Distributions from net realized capital gains	0.00		0.00	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00

Total distributions	(1.73)		(1.58)	(0.77)	(0.07)		(0.00)		0.00

Net Asset Value, End of Period	$100.43		$101.77	$101.46	$100.68		$100.11		$100.00

Total Return (%) (g)	0.38	(h)	1.88	1.55	0.63		0.11		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(i)	0.64	0.64	0.64		0.63		0.62
Net ratio of expenses to average net assets (%) (j)	0.61	(i)	0.62	0.61	0.61		0.59		0.25
Ratio of net investment income to average net assets (%)	0.68	(i)	1.84	1.53	0.66		0.08	(b)	0.00
Portfolio turnover rate (%)	0	(h)(l)	0 (l)	0 (l)	0	(l)	0	(l)	N/A
Net assets, end of period (in millions)	$416.5		$391.7	$412.5	$417.8		$479.6		$547.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$101.85		$101.53	$100.74	$100.18		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.41		1.97	1.64	0.76		0.17	(b)	0.00
Net realized and unrealized gain (loss)	0.02		0.02	0.02	(0.03)		0.03		0.00

Total income (loss) from investment operations	0.43		1.99	1.66	0.73		0.20		0.00

Less Distributions
Distributions from net investment income	(1.81)		(1.67)	(0.86)	(0.17)		(0.02)		0.00
Distributions from net realized capital gains	0.00		0.00	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00

Total distributions	(1.81)		(1.67)	(0.87)	(0.17)		(0.02)		0.00

Net Asset Value, End of Period	$100.47		$101.85	$101.53	$100.74		$100.18		$100.00

Total Return (%) (g)	0.42	(h)	1.98	1.66	0.73		0.20		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(i)	0.54	0.54	0.54		0.53		0.52
Net ratio of expenses to average net assets (%) (j)	0.51	(i)	0.52	0.51	0.51		0.50		0.25
Ratio of net investment income to average net assets (%)	0.80	(i)	1.94	1.62	0.76		0.17	(b)	0.00
Portfolio turnover rate (%)	0	(h)(l)	0 (l)	0 (l)	0	(l)	0	(l)	N/A
Net assets, end of period (in millions)	$92.3		$96.7	$98.5	$117.5		$137.4		$154.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Distributions from net realized capital gains were less than $0.01.
(g)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(h)	Periods less than one year are not computed on an annualized basis.
(i)	Computed on an annualized basis.
(j)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(k)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(l)	There were no long term transactions during the six months ended June 30, 2020 and years ended December 31, 2019, 2018, 2017 and 2016.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2020, the Portfolio had a payment of $7,044 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2020. The Portfolio’s average overdraft advances during the six months ended June 30, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had investments in repurchase agreements with a gross value of $117,390,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$1,464,698	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Of the first $	1 billion

For the period April 29, 2019 to April 29, 2020, an identical expense agreement was in place. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$883,332,412

Gross unrealized appreciation	389,710
Gross unrealized depreciation	(8,250)

Net unrealized appreciation (depreciation)	$381,460

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$13,329,581	$7,039,946	$—	$—	$13,329,581	$7,039,946

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$15,719,412	$—	$121,414	$—	$15,840,826
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

7. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned -18.03%, -18.13%, and -18.09%, respectively. The Portfolio’s benchmark, the Russell Mid Cap Value Index1, returned -18.09%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2020 presented investors with one of the most turbulent and memorable environments in history. To sum up the challenges of the period by looking at broad market returns would be a disservice. The S&P 500 Index posted a notably soft but seemingly mild -3.08% return year-to-date as of June 30, 2020.

Of course, that top line number glosses over some tremendous detail. The broad market performance doesn’t reveal that the U.S. officially entered a recession in February. It doesn’t tell us how crude oil prices hit 17-year lows, and even went unprecedentedly negative in the futures markets. It doesn’t relate the full size and scope of Federal Reserve and Congressional support to the economy. It doesn’t capture the intense selloff in the first quarter—the Russell Midcap Value Index fell 31.71%—followed by a burgeoning recovery in the second—the Russell Midcap Value Index returned 19.95%. Perhaps most importantly, however, the headline numbers didn’t fully reflect the human toll inflicted by the coronavirus (“COVID-19”) pandemic and lockdowns.

For the mid cap value space specifically, the Russell Midcap Value Index returned -18.09% over the first half, led by Health Care, Information Technology and Consumer Staples on a total return basis. Not a single sector had positive returns. Energy, Financials and Consumer Discretionary were the biggest detractors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap® Value Index over the first half of the year. Overall, strong stock selection drove the Portfolio’s relative outperformance, with the Consumer Discretionary, Real Estate, and Communication Services sectors leading the way. Industrials, Materials, and Health Care were detractors at the sector level.

It was no surprise to see the Consumer Discretionary and Energy sectors were among the worst performers in the benchmark over the whole first half. But what isn’t immediately apparent is three of the Portfolio’s top five contributors were Consumer Discretionary names.

The market’s second quarter strength in the Consumer Discretionary sector was a function of improved sentiment and rising spending off a major collapse. But the Portfolio’s outperformance in this sector (the second largest sector weighting after Financials), over both the second quarter and the whole first half, was not the result of any macroeconomic call. We are stock pickers and our eclectic Consumer Discretionary holdings—names like Thor Industries which was the top contributor to the Portfolio over the full first half—reflect the strength of our investment process, not a blanket call on consumer behavior.

For the period, the Portfolio’s top individual contributors were Thor Industries, IAC/Interactive Corp., and Analog Devices.

With a resilient business model built to handle cyclicality, recreational vehicle manufacturer Thor was the top contributor. Despite a pandemic-forced halt to production and subsequent fall in top-line revenues, the company’s variable cost model was on full display during the period. Investors were rewarded with improved margins, strong free cash flow generation and debt reduction. Prior to the COVID-19 pandemic, the stock had fallen out of favor as an inventory bubble, uncertainty surrounding a large European acquisition and increasing leverage were fueling skepticism. We viewed these factors as temporary. In a normalized environment, this is an industry-leading business with strong returns on capital, consistent free cash flow and sensible capital allocation. Steady debt paydown, an increased dividend and insider share purchases gave credibility to the company management’s long-term strategic goals. Though not part of our base case, Thor’s share price benefitted as the market anticipated a shift in post-pandemic consumer preferences toward outdoor recreation options that put the traveler in the driver’s seat.

Diversified media and internet company IAC/Interactive Corp. continued a robust recovery after seeing its stock price more than cut in half earlier this year. IAC is a collection of eclectic businesses, some of which have struggled and some of which have prospered amid the pandemic. In total, IAC’s operations are asset-light and built for an online world, which makes the current environment uniquely positive. Angie’s List, which is a home services business, was initially hit hard by shelter-in-place orders but has swiftly rebounded and is growing again. Vimeo, a software-as-a-service business for creating professional-quality videos, has accelerated its growth this year. However, in our opinion, the big story for IAC would be the spinoff of its online dating business Match Group to shareholders.

The Portfolio’s largest individual detractors during the period included Spirit AeroSystems Holdings, Inc., Synchrony Financial, and Arch Capital Group, Ltd.

Spirit AeroSystems is one of the Portfolio’s smaller positions. As a tier-one, independent supplier of aerostructures—e.g., fuselage, propulsion and wing systems—to the two largest airplane manufacturers on the planet, it’s obviously exposed to a struggling industry. The company’s fortunes are tied to new aircraft production—something that is currently not a focus for the airlines. We continued to maintain the Portfolio’s position in the name.

Global insurer Arch Capital has an admirable business position and management team with a great track record of building shareholder wealth. However strong our admiration, Arch is facing a bounty of

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

issues in this pandemic environment. A highly accretive 2016 acquisition of a mortgage insurer vaulted Arch into position as a leading provider of mortgage insurance in the US. Rising unemployment is weighing on the mortgage market, from underwriters and servicers to the insurers. Management is prudent, but uncertainty is very high for this business, which corresponds with a low price. We count this situation as among those that exemplify the challenge of investing amid a rising range of outcomes.

We were as active in the Portfolio in the first half as we have been in recent memory. We completely closed positions in tier-one auto parts supplier Delphi Technologies; independent oil & gas firm Devon Energy; financial market exchange firm Intercontinental Exchange; one of the world’s largest engineering and construction companies, Jacobs Engineering; Truist Financial, the super-regional bank formed from BB&T and SunTrust merger; online broker E*TRADE; REIT Equity Commonwealth; holding company Loews Corp.; energy firm Marathon Petroleum; chemicals manufacturer Nutrien, Ltd.; and truck rental and leasing operation Ryder System.

During the period, we added 12 names to the Portfolio: global agricultural sciences company Corteva; global logistics company Expeditors International of Washington; multinational hospitality company Marriott International; boutique investment bank Moelis & Co.; first-tier aerostructures manufacturer Spirit AeroSystems; food products distributor Sysco; tier-one auto parts supplier BorgWarner, Inc.; ski resort owner and operator Vail Resorts; meat processor and prepared food manufacturer Tyson Foods; video game publisher Electronic Arts; people moving firm Otis Worldwide; and self-storage specialist Public Storage.

Our decisions are always made from the bottom-up, without regard to index construction. Sector allocations are necessarily a byproduct of our stock selections. At period-end, the Portfolio maintained above-benchmark positions in the Consumer Discretionary, Communications Services, Financials and Consumer Staples sectors. The Portfolio was underweight Materials, Information Technology, Health Care, Energy, Industrials, Real Estate and Utilities.

James C. Kieffer

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	-18.03	-13.82	1.96	8.39
Class B	-18.13	-14.04	1.71	8.12
Class E	-18.09	-13.95	1.81	8.23
Russell Midcap Value Index	-18.09	-11.81	3.32	10.29

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Thor Industries, Inc.	4.8
IAC/InterActiveCorp	4.2
Analog Devices, Inc.	4.0
Gentex Corp.	3.1
Globe Life, Inc.	2.8
Expedia Group, Inc.	2.8
AutoNation, Inc.	2.8
AMERCO	2.7
BorgWarner, Inc.	2.6
Dentsply Sirona, Inc.	2.6

Top Sectors

% of Net Assets
Financials	21.4
Consumer Discretionary	21.3
Communication Services	12.8
Industrials	11.2
Information Technology	7.6
Consumer Staples	5.7
Real Estate	5.3
Materials	4.9
Health Care	4.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.78%	$1,000.00	$819.70	$3.53
	Hypothetical*	0.78%	$1,000.00	$1,020.99	$3.92

Class B (a)	Actual	1.03%	$1,000.00	$818.70	$4.66
	Hypothetical*	1.03%	$1,000.00	$1,019.74	$5.17

Class E (a)	Actual	0.93%	$1,000.00	$819.10	$4.21
	Hypothetical*	0.93%	$1,000.00	$1,020.24	$4.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—95.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Spirit AeroSystems Holdings, Inc. - Class A (a)	283,293	$6,782,034

Air Freight & Logistics—2.0%
Expeditors International of Washington, Inc.	214,958	16,345,406

Auto Components—5.7%
BorgWarner, Inc. (a)	584,642	20,637,862
Gentex Corp.	966,353	24,902,917

		45,540,779

Automobiles—4.8%
Thor Industries, Inc. (a)	357,142	38,046,337

Banks—7.7%
BOK Financial Corp. (a)	244,953	13,825,147
Fifth Third Bancorp	976,297	18,823,006
M&T Bank Corp. (a)	160,050	16,640,399
Pinnacle Financial Partners, Inc. (a)	283,615	11,908,994

		61,197,546

Capital Markets—2.3%
Moelis & Co. - Class A (a)	580,321	18,082,802

Chemicals—4.9%
Axalta Coating Systems, Ltd. (b)	491,002	11,072,095
Celanese Corp.	184,346	15,916,434
Corteva, Inc.	439,866	11,784,010

		38,772,539

Consumer Finance—1.5%
Synchrony Financial	530,651	11,759,226

Diversified Consumer Services—1.4%
H&R Block, Inc. (a)	809,543	11,560,274

Diversified Telecommunication Services—1.1%
GCI Liberty, Inc. - Class A (b)	117,982	8,390,880

Electronic Equipment, Instruments & Components—1.8%
Arrow Electronics, Inc. (b)	211,140	14,503,207

Entertainment—2.8%
Electronic Arts, Inc. (b)	101,755	13,436,748
Lions Gate Entertainment Corp. - Class A (a) (b)	606,272	4,492,475
Lions Gate Entertainment Corp. - Class B (b)	656,532	4,484,114

		22,413,337

Equity Real Estate Investment Trusts—5.3%
Lamar Advertising Co. - Class A	293,409	19,587,985
Public Storage	34,210	6,564,557
STORE Capital Corp. (a)	329,472	7,844,728
Weyerhaeuser Co.	364,499	8,186,648

		42,183,918

Food & Staples Retailing—3.8%
Kroger Co. (The) (a)	526,669	17,827,746
Sysco Corp.	224,687	12,281,391

		30,109,137

Food Products—1.9%
Tyson Foods, Inc. - Class A	258,111	15,411,808

Health Care Equipment & Supplies—2.6%
Dentsply Sirona, Inc. (a)	466,589	20,557,911

Health Care Providers & Services—2.2%
AmerisourceBergen Corp.	175,782	17,713,552

Hotels, Restaurants & Leisure—3.7%
Marriott International, Inc. - Class A	178,605	15,311,807
Vail Resorts, Inc. (a)	77,779	14,167,445

		29,479,252

Insurance—10.0%
Aon plc - Class A	86,361	16,633,129
Arch Capital Group, Ltd. (b)	710,321	20,350,697
Globe Life, Inc. (a)	303,518	22,530,141
Progressive Corp. (The)	247,011	19,788,051

		79,302,018

Interactive Media & Services—4.2%
IAC/InterActiveCorp (b)	102,652	33,197,657

Internet & Direct Marketing Retail—2.8%
Expedia Group, Inc. (a)	272,607	22,408,295

Machinery—1.1%
Otis Worldwide Corp.	150,349	8,548,844

Marine—2.0%
Kirby Corp. (a) (b)	290,917	15,581,515

Media—4.8%
News Corp. - Class A	1,244,820	14,763,565
Omnicom Group, Inc. (a)	287,440	15,694,224
ViacomCBS, Inc. - Class B (a)	319,566	7,452,279

		37,910,068

Road & Rail—2.7%
AMERCO	71,352	21,561,861

Semiconductors & Semiconductor Equipment—4.0%
Analog Devices, Inc.	262,664	32,213,113

Specialty Retail—2.8%
AutoNation, Inc. (a) (b)	596,281	22,408,240

Technology Hardware, Storage & Peripherals—1.7%
NetApp, Inc. (a)	311,151	13,805,770

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—2.6%
Air Lease Corp. (a)	696,135	$20,389,794

Total Common Stocks (Cost $663,643,389)		756,177,120

Short-Term Investment—4.8%

Repurchase Agreement—4.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $38,451,898; collateralized by U.S. Treasury Note at 1.750%, maturing 06/30/24, with a market value of $39,220,968.	38,451,898	38,451,898

Total Short-Term Investments (Cost $38,451,898)		38,451,898

Securities Lending Reinvestments (c)—23.9%

Certificates of Deposit—8.8%
Agricultural Bank of China 0.700%, 08/06/20	1,000,000	1,000,244
Bank of Montreal (Chicago)
0.330%, SOFR + 0.250%, 07/10/20 (d)	1,000,000	1,000,338
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	1,000,123
0.460%, FEDEFF PRV+0.380%, 09/09/20 (d)	1,000,000	1,000,256
Bank of Nova Scotia 1.820%, 10/06/20	2,007,794	2,007,814
Barclays Bank plc 0.420%, 08/13/20	5,000,000	5,000,550
China Construction Bank Corp. 0.500%, 08/18/20	2,000,000	1,999,966
Credit Agricole S.A. 0.500%, FEDEFF PRV + 0.420%, 07/20/20 (d)	2,000,000	2,000,356
Credit Industriel et Commercial 0.510%, FEDEFF PRV + 0.430%, 07/20/20 (d)	3,000,000	3,000,366
Credit Suisse AG
0.540%, SOFR + 0.460%, 11/03/20 (d)	2,000,000	2,000,980
0.560%, SOFR+0.480%, 10/06/20 (d)	3,000,000	3,001,470
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (d)	3,000,000	3,000,435
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (d)	500,000	498,757
0.300%, SOFR + 0.210%, 02/22/21 (d)	500,000	498,790
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	3,996,119	3,998,520
Mizuho Bank, Ltd. 0.390%, 1M LIBOR + 0.200%, 11/23/20 (d)	3,000,000	3,000,144
National Australia Bank, Ltd.
1.790%, 07/14/20	3,000,000	3,001,860
NatWest Bank plc 0.310%, 09/04/20	4,000,000	3,999,920
Rabobank International London 0.387%, 1M LIBOR + 0.210%, 01/08/21 (d)	1,500,000	1,496,235

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 0.320%, SOFR + 0.240%, 07/08/20 (d)	3,000,000	2,999,919
Skandinaviska Enskilda Banken AB 1.601%, 3M LIBOR + 0.150%, 10/02/20 (d)	1,997,622	2,000,284
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (d)	3,000,266	2,999,475
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	4,987,001	4,992,600
0.398%, 1M LIBOR + 0.220%, 08/03/20 (d)	2,000,106	2,000,208
Sumitomo Mitsui Trust Bank, Ltd. 0.381%, 3M LIBOR + 0.070%, 12/02/20 (d)	2,000,000	1,999,766
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (d)	4,000,000	4,000,408
Toronto-Dominion Bank
0.430%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,000,000	2,000,154
0.450%, FEDEFF PRV + 0.370%, 09/08/20 (d)	1,000,164	1,000,175
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (d)	4,000,000	4,000,000

		70,500,113

Commercial Paper—1.0%
Bank of China, Ltd. 0.550%, 08/19/20	2,995,875	2,998,089
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (d)	5,000,000	5,000,000

		7,998,089

Repurchase Agreements—5.9%
BMO Capital Markets Repurchase Agreement dated 06/30/20 at 0.280%, due on 07/01/20 with a maturity value of $10,000,078; collateralized by various Common Stock with an aggregate market value of $11,000,086.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $3,001,254; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $3,271,700.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $3,001,254; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $4,001,672; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $4,362,267.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $1,100,007; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $1,122,006.	1,100,000	$1,100,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $3,000,028; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of$3,333,611.	3,000,000	3,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $4,140,574; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $4,223,379.	4,140,568	4,140,568
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,200,019; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $3,539,548.	3,200,000	3,200,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,800,022; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $4,203,213.	3,800,000	3,800,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $2,300,015; collateralized by various Common Stock with an aggregate market value of $2,555,975.	2,300,000	2,300,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $200,010; collateralized by various Common Stock with an aggregate market value of $222,267.	200,000	200,000
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $4,000,023; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $4,444,871.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $5,000,233; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $5,556,088.	5,000,000	5,000,000

		46,740,568

Time Deposits—0.4%
DBS Bank, Ltd. 0.420%, 08/11/20	1,000,000	1,000,000
Skandi NY 0.060%, 07/01/20	2,000,000	2,000,000

		3,000,000

Security Description	Shares	Value

Mutual Funds—7.8%
BlackRock Liquidity Funds, Institutional Shares 0.100% (e)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (e)	7,000,000	7,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (e)	15,000,000	15,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (e)	10,000,000	10,000,000
RBC U.S. Government Money Market Fund, Institutional Shares 0.110% (e)	5,000,000	5,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (e)	5,000,000	5,000,000

		62,000,000

Total Securities Lending Reinvestments (Cost $190,226,151)		190,238,770

Total Investments—123.7% (Cost $892,321,438)		984,867,788
Other assets and liabilities (net)—(23.7)%		(188,711,582)

Net Assets—100.0%		$796,156,206

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $186,857,991 and the collateral received consisted of cash in the amount of $190,225,514. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$756,177,120	$—	$—	$756,177,120
Total Short-Term Investment*	—	38,451,898	—	38,451,898
Securities Lending Reinvestments
Certificates of Deposit	—	70,500,113	—	70,500,113
Commercial Paper	—	7,998,089	—	7,998,089
Repurchase Agreements	—	46,740,568	—	46,740,568
Time Deposits	—	3,000,000	—	3,000,000
Mutual Funds	62,000,000	—	—	62,000,000
Total Securities Lending Reinvestments	62,000,000	128,238,770	—	190,238,770
Total Investments	$818,177,120	$166,690,668	$—	$984,867,788

Collateral for Securities Loaned (Liability)	$—	$(190,225,514)	$—	$(190,225,514)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$984,867,788
Receivable for:
Investments sold	1,398,172
Fund shares sold	349,417
Dividends	1,167,328

Total Assets	987,782,705
Liabilities
Collateral for securities loaned	190,225,514
Payables for:
Fund shares redeemed	581,782
Accrued Expenses:
Management fees	495,445
Distribution and service fees	62,939
Deferred trustees’ fees	136,664
Other expenses	124,155

Total Liabilities	191,626,499

Net Assets	$796,156,206

Net Assets Consist of:
Paid in surplus	$697,823,565
Distributable earnings (Accumulated losses)	98,332,641

Net Assets	$796,156,206

Net Assets
Class A	$475,934,086
Class B	267,258,309
Class E	52,963,811
Capital Shares Outstanding*
Class A	2,612,885
Class B	1,529,265
Class E	296,895
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$182.15
Class B	174.76
Class E	178.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $892,321,438.
(b)	Includes securities loaned at value of $186,857,991.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$8,120,745
Interest	34,373
Securities lending income	232,981

Total investment income	8,388,099
Expenses
Management fees	3,181,362
Administration fees	20,958
Custodian and accounting fees	26,108
Distribution and service fees—Class B	330,855
Distribution and service fees—Class E	39,864
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	59,212
Insurance	3,131
Miscellaneous	7,232

Total expenses	3,728,517
Less management fee waiver	(313,381)
Less broker commission recapture	(13,971)

Net expenses	3,401,165

Net Investment Income	4,986,934

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,435,463
Net change in unrealized depreciation on investments	(165,332,826)

Net realized and unrealized loss	(163,897,363)

Net Decrease in Net Assets From Operations	$(158,910,429)

(a)	Net of foreign withholding taxes of $14,404.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,986,934	$8,539,554
Net realized gain	1,435,463	17,773,941
Net change in unrealized appreciation (depreciation)	(165,332,826)	164,349,323

Increase (decrease) in net assets from operations	(158,910,429)	190,662,818

From Distributions to Shareholders
Class A	(15,481,979)	(65,739,722)
Class B	(8,260,762)	(40,372,394)
Class E	(1,642,448)	(8,300,233)

Total distributions	(25,385,189)	(114,412,349)

Increase in net assets from capital share transactions	44,786,733	28,540,542

Total increase (decrease) in net assets	(139,508,885)	104,791,011

Net Assets
Beginning of period	935,665,091	830,874,080

End of period	$796,156,206	$935,665,091

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	267,794	$43,987,254	19,083	$4,332,192
Reinvestments	83,326	15,481,979	310,108	65,739,722
Redemptions	(122,034)	(23,181,655)	(193,589)	(44,129,137)

Net increase	229,086	$36,287,578	135,602	$25,942,777

Class B
Sales	118,551	$18,637,649	36,208	$7,822,195
Reinvestments	46,333	8,260,762	198,283	40,372,394
Redemptions	(103,176)	(18,807,686)	(202,132)	(44,266,969)

Net increase	61,708	$8,090,725	32,359	$3,927,620

Class E
Sales	13,225	$2,139,620	3,187	$699,509
Reinvestments	9,025	1,642,448	39,963	8,300,233
Redemptions	(18,160)	(3,373,638)	(46,384)	(10,329,597)

Net increase (decrease)	4,090	$408,430	(3,234)	$(1,329,855)

Increase derived from capital shares transactions		$44,786,733		$28,540,542

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$229.44		$211.86	$259.07	$231.28	$213.79	$271.79

Income (Loss) from Investment Operations
Net investment income (a)	1.29		2.34	1.75	1.54	1.74 (b)	2.26
Net realized and unrealized gain (loss)	(42.52)		45.48	(33.63)	27.96	43.82	(23.66)

Total income (loss) from investment operations	(41.23)		47.82	(31.88)	29.50	45.56	(21.40)

Less Distributions
Distributions from net investment income	(1.90)		(1.85)	(1.62)	(1.71)	(2.56)	(3.17)
Distributions from net realized capital gains	(4.16)		(28.39)	(13.71)	0.00	(25.51)	(33.43)

Total distributions	(6.06)		(30.24)	(15.33)	(1.71)	(28.07)	(36.60)

Net Asset Value, End of Period	$182.15		$229.44	$211.86	$259.07	$231.28	$213.79

Total Return (%) (c)	(18.03	)(d)	23.75	(13.20)	12.82	22.96	(9.44)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.86	0.85	0.85	0.85	0.84
Net ratio of expenses to average net assets (%) (f)	0.78	(e)	0.81	0.81	0.85	0.85	0.84
Ratio of net investment income to average net assets (%)	1.38	(e)	1.03	0.70	0.64	0.80 (b)	0.91
Portfolio turnover rate (%)	33	(d)	15	23	21	31	31
Net assets, end of period (in millions)	$475.9		$546.9	$476.3	$676.2	$652.0	$739.1

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$220.07		$204.18	$250.17	$223.41	$207.30	$264.50

Income (Loss) from Investment Operations
Net investment income (a)	1.02		1.70	1.09	0.90	1.16 (b)	1.59
Net realized and unrealized gain (loss)	(40.81)		43.77	(32.43)	27.01	42.40	(22.95)

Total income (loss) from investment operations	(39.79)		45.47	(31.34)	27.91	43.56	(21.36)

Less Distributions
Distributions from net investment income	(1.36)		(1.19)	(0.94)	(1.15)	(1.94)	(2.41)
Distributions from net realized capital gains	(4.16)		(28.39)	(13.71)	0.00	(25.51)	(33.43)

Total distributions	(5.52)		(29.58)	(14.65)	(1.15)	(27.45)	(35.84)

Net Asset Value, End of Period	$174.76		$220.07	$204.18	$250.17	$223.41	$207.30

Total Return (%) (c)	(18.13	)(d)	23.44	(13.42)	12.54	22.65	(9.66)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(e)	1.11	1.10	1.10	1.10	1.09
Net ratio of expenses to average net assets (%) (f)	1.03	(e)	1.06	1.06	1.10	1.10	1.09
Ratio of net investment income to average net assets (%)	1.13	(e)	0.78	0.45	0.39	0.55 (b)	0.66
Portfolio turnover rate (%)	33	(d)	15	23	21	31	31
Net assets, end of period (in millions)	$267.3		$323.0	$293.0	$390.5	$404.3	$358.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$224.61		$207.89	$254.48	$227.21	$210.43	$267.99

Income (Loss) from Investment Operations
Net investment income (a)	1.13		1.95	1.36	1.15	1.40 (b)	1.85
Net realized and unrealized gain (loss)	(41.64)		44.61	(33.02)	27.48	43.07	(23.28)

Total income (loss) from investment operations	(40.51)		46.56	(31.66)	28.63	44.47	(21.43)

Less Distributions
Distributions from net investment income	(1.55)		(1.45)	(1.22)	(1.36)	(2.18)	(2.70)
Distributions from net realized capital gains	(4.16)		(28.39)	(13.71)	0.00	(25.51)	(33.43)

Total distributions	(5.71)		(29.84)	(14.93)	(1.36)	(27.69)	(36.13)

Net Asset Value, End of Period	$178.39		$224.61	$207.89	$254.48	$227.21	$210.43

Total Return (%) (c)	(18.09	)(d)	23.56	(13.33)	12.65	22.78	(9.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.01	1.00	1.00	1.00	0.99
Net ratio of expenses to average net assets (%) (f)	0.93	(e)	0.96	0.96	1.00	1.00	0.99
Ratio of net investment income to average net assets (%)	1.23	(e)	0.88	0.55	0.49	0.65 (b)	0.76
Portfolio turnover rate (%)	33	(d)	15	23	21	31	31
Net assets, end of period (in millions)	$53.0		$65.8	$61.5	$80.4	$82.4	$75.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $38,451,898. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $46,740,568. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of with a June 30, 2020, contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$251,047,581	$0	$249,841,183

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$3,181,362	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	On the first $500 million
0.100%	On the next $500 million
0.130%	On amounts in excess of $1 billion

An identical agreement was in place for the period October 1, 2019 through April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$892,507,668

Gross unrealized appreciation	170,096,534
Gross unrealized depreciation	(77,736,414)

Net unrealized appreciation (depreciation)	$92,360,120

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$10,191,964	$5,318,818	$104,220,385	$54,269,878	$114,412,349	$59,588,696

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$8,335,888	$16,741,352	$257,692,946	$—	$282,770,186

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned -15.46% and -15.65%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned -12.87%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had negative performance for the six-month period, trailing both U.S. and emerging markets. The MSCI World ex-USA IMI (net dividends) returned -11.7%, as compared to -3.5% for the Russell 3000 Index and -10.1% for the MSCI Emerging Markets IMI (net dividends). Some developed ex-U.S. market currencies, such as the Japanese yen and the euro, appreciated relative to the U.S. dollar, while others, such as the British pound and the Canadian dollar, depreciated. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI World ex-USA Small Cap Index, net dividends) underperformed large caps (MSCI World ex-USA Index, net dividends) by 1.4%. Mid caps (MSCI World ex-USA Mid Cap Index, net dividends), a subset of the MSCI World ex-USA Index universe, outperformed small caps by 0.5% and underperformed large caps by 0.9%.

It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among both large and small caps. Performance of the premiums may vary depending on the particular segment of the market under analysis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2020, the Portfolio underperformed its benchmark.

The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price detracted from relative performance, as those securities outperformed. The Portfolio’s greater emphasis on small cap stocks and consequent lesser allocation to mid cap stocks detracted from relative performance, as small caps underperformed the mid caps held by the benchmark. Conversely, at the sector level, the Portfolio’s general exclusion of Real Estate Investment Trusts (“REITs”) contributed positively to relative performance, as REITs underperformed the overall benchmark.

The Portfolio held more than 3,900 securities as of June 30, 2020 and is well diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Jed Fogdall

Arun Keswani

Mary Phillips

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between USD 200 million and 800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	-15.46	-6.85	2.26	6.70
Class B	-15.65	-7.15	1.99	6.43
MSCI World ex-U.S. Small Cap Index	-12.87	-3.20	3.55	7.26

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Ingenico Group S.A.	0.5
ASM International NV	0.4
Galapagos NV	0.3
Pennon Group plc	0.3
VAT Group AG	0.3
PSP Swiss Property AG	0.3
BE Semiconductor Industries NV	0.3
Euronext NV	0.3
Baloise Holding AG	0.3
IMCD NV	0.3

Top Countries

% of Net Assets
Japan	24.9
United Kingdom	12.9
Canada	8.1
Switzerland	6.8
Germany	6.5
Australia	6.3
Italy	3.8
France	3.8
Netherlands	3.3
Sweden	3.2

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.93%	$1,000.00	$845.40	$4.27
	Hypothetical*	0.93%	$1,000.00	$1,020.24	$4.67

Class B (a)	Actual	1.18%	$1,000.00	$843.50	$5.41
	Hypothetical*	1.18%	$1,000.00	$1,019.00	$5.92

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Australia—6.3%
A2B Australia, Ltd.	55,813	$31,375
Accent Group, Ltd.	97,699	94,691
Adairs, Ltd.	28,605	45,684
Adbri, Ltd.	118,950	261,404
AED Oil, Ltd. (a) (b) (c)	93,946	0
Ainsworth Game Technology, Ltd. (c)	51,616	14,646
Alkane Resources, Ltd. (c)	145,570	123,264
Alliance Aviation Services, Ltd.	6,026	12,669
ALS, Ltd.	55,284	251,139
Altium, Ltd.	5,032	113,149
AMA Group, Ltd.	145,469	60,674
Amaysim Australia, Ltd. (c)	29,484	12,049
AP Eagers, Ltd.	38,258	179,167
Appen, Ltd.	2,300	54,064
Arafura Resources, Ltd. (c)	209,179	8,236
ARB Corp., Ltd.	28,384	355,435
Ardent Leisure Group, Ltd. (c)	113,950	30,814
Asaleo Care, Ltd.	98,648	69,184
AUB Group, Ltd.	29,816	302,628
Aurelia Metals, Ltd.	222,517	77,484
Austal, Ltd.	105,389	237,488
Australian Agricultural Co., Ltd. (c)	172,782	123,354
Australian Finance Group, Ltd.	31,669	37,506
Australian Pharmaceutical Industries, Ltd.	174,311	138,046
Auswide Bank, Ltd.	9,275	30,996
AVJennings, Ltd.	10,332	3,318
AVZ Minerals, Ltd. (c)	250,407	9,083
Baby Bunting Group, Ltd.	17,252	38,464
Bank of Queensland, Ltd.	150,966	645,531
Bapcor, Ltd.	80,475	328,120
Beach Energy, Ltd.	156,099	164,817
Bega Cheese, Ltd.	77,553	238,351
Bendigo & Adelaide Bank, Ltd.	28,797	139,988
Bingo Industries, Ltd.	156,543	233,291
Blackmores, Ltd.	5,258	284,205
Blue Sky Alternative Investments, Ltd. (a) (b) (c)	6,725	161
Boral, Ltd.	37,227	97,858
Bravura Solutions, Ltd.	76,062	238,657
Breville Group, Ltd.	31,096	490,956
Brickworks, Ltd.	11,785	129,688
BSA, Ltd.	28,058	5,826
BWX, Ltd.	16,993	41,270
Capitol Health, Ltd.	260,324	44,491
Capral, Ltd.	136,176	11,304
Cardno, Ltd. (c)	69,333	11,537
Carnarvon Petroleum, Ltd. (c)	66,586	9,092
carsales.com, Ltd.	65,525	806,119
Cash Converters International, Ltd. (c)	152,939	18,500
Catapult Group International, Ltd. (c)	29,810	23,442
Cedar Woods Properties, Ltd.	27,820	100,695
Challenger, Ltd.	87,504	268,204
Champion Iron, Ltd. (c)	56,704	112,928
Citadel Group, Ltd. (The)	6,663	14,603
City Chic Collective, Ltd.	7,025	14,136
Cleanaway Waste Management, Ltd.	161,075	245,482
Clinuvel Pharmaceuticals, Ltd.	9,453	167,522
Clover Corp., Ltd.	39,945	59,007

Australia—(Continued)
CML Group, Ltd.	38,067	6,179
Codan, Ltd.	32,235	157,985
Collection House, Ltd. (a) (b)	40,783	22,904
Collins Foods, Ltd.	30,579	201,133
Cooper Energy, Ltd. (c)	552,999	143,272
Corporate Travel Management, Ltd.	22,148	148,892
Costa Group Holdings, Ltd.	119,797	241,605
Credit Corp. Group, Ltd.	20,160	220,458
CSR, Ltd.	239,936	610,153
Dacian Gold, Ltd. (c)	65,439	20,214
Data #3, Ltd.	55,471	174,449
Decmil Group, Ltd.	408,658	16,011
Dicker Data, Ltd.	5,894	28,420
Domain Holdings Australia, Ltd.	96,746	223,976
Downer EDI, Ltd.	29,193	89,307
DWS, Ltd.	36,847	20,634
Eclipx Group, Ltd. (c)	63,282	54,927
Elanor Investor Group	5,934	4,576
Elders, Ltd.	45,511	296,538
Electro Optic Systems Holdings, Ltd. (c)	26,234	85,171
Emeco Holdings, Ltd. (c)	100,110	69,103
EML Payments, Ltd. (c)	84,523	198,899
Energy World Corp., Ltd. (c)	325,379	13,720
EQT Holdings, Ltd.	3,123	53,353
Estia Health, Ltd.	52,899	56,741
Euroz, Ltd.	23,559	16,748
Event Hospitality and Entertainment, Ltd.	38,556	225,594
FAR, Ltd. (c)	1,010,302	7,710
Fiducian Group, Ltd.	3,121	10,844
Finbar Group, Ltd.	6,909	3,369
Fleetwood Corp., Ltd. (c)	35,042	38,617
FlexiGroup, Ltd.	81,966	64,038
Freedom Foods Group, Ltd. (a) (b)	35,888	74,547
G8 Education, Ltd.	288,618	177,252
Galaxy Resources, Ltd. (c)	98,235	53,097
Genworth Mortgage Insurance Australia, Ltd.	66,059	94,747
Gold Road Resources, Ltd. (c)	184,732	217,613
GrainCorp, Ltd. - Class A (c)	83,590	238,871
Grange Resources, Ltd.	120,000	20,128
Greenland Minerals Ltd. (c)	349,524	31,378
GUD Holdings, Ltd.	39,734	318,304
GWA Group, Ltd.	92,856	178,287
Hansen Technologies, Ltd.	57,391	115,378
Hastings Technology Metals, Ltd. (c)	99,951	7,970
Healius, Ltd.	291,166	613,209
HT&E, Ltd.	109,386	90,451
HUB24, Ltd.	14,055	90,304
Huon Aquaculture Group, Ltd.	2,742	5,528
IDM International, Ltd. (a) (b) (c)	1,969	0
IGO, Ltd.	133,919	452,009
Iluka Resources, Ltd.	76,879	454,980
Imdex, Ltd.	110,358	84,638
Infigen Energy, Ltd.	351,099	228,864
Infomedia, Ltd.	133,597	159,025
Inghams Group, Ltd.	61,587	136,117
Intega Group, Ltd. (c)	69,333	11,031
Integral Diagnostics, Ltd.	34,146	92,907

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Integrated Research, Ltd.	28,972	$77,040
International Ferro Metals, Ltd. (a) (b) (c)	82,765	0
Invocare, Ltd.	47,386	344,054
IOOF Holdings, Ltd.	118,246	403,908
IPH, Ltd.	51,082	263,643
Iress, Ltd.	58,472	443,523
iSelect, Ltd. (c)	46,213	6,547
IVE Group, Ltd.	19,754	10,891
Japara Healthcare, Ltd.	32,040	10,868
Johns Lyng Group, Ltd.	26,883	43,818
Jumbo Interactive, Ltd.	12,118	80,525
Jupiter Mines, Ltd.	439,415	85,165
Karoon Energy, Ltd. (c)	168,923	70,643
Kingsgate Consolidated, Ltd. (c)	121,238	33,844
Kogan.com, Ltd.	16,643	169,272
Lifestyle Communities, Ltd.	18,105	118,517
Link Administration Holdings, Ltd.	165,891	470,097
Lovisa Holdings, Ltd.	11,216	46,552
Lycopodium, Ltd.	6,179	20,370
Lynas Corp., Ltd. (c)	213,954	289,238
MACA, Ltd.	56,351	33,671
Macmahon Holdings, Ltd.	380,170	67,199
Mayne Pharma Group, Ltd. (c)	452,144	120,816
McMillan Shakespeare, Ltd.	29,453	185,123
McPherson’s, Ltd.	34,460	65,943
Medusa Mining, Ltd. (c)	60,972	29,071
Metals X, Ltd. (c)	104,677	5,713
Metcash, Ltd.	430,592	808,566
Millennium Minerals, Ltd. (a) (b) (c)	63,242	834
Mineral Resources, Ltd.	43,230	634,254
MMA Offshore, Ltd. (c)	200,470	9,071
Moelis Australia, Ltd.	8,784	21,089
Monadelphous Group, Ltd.	40,177	300,456
Monash IVF Group, Ltd.	36,262	13,355
Money3 Corp., Ltd.	47,676	51,793
Morning Star Gold NL (a) (b) (c)	33,455	0
Mortgage Choice, Ltd.	48,689	22,010
Mount Gibson Iron, Ltd.	246,793	104,237
Myer Holdings, Ltd. (c)	355,143	46,074
MyState, Ltd.	14,052	38,189
Navigator Global Investments, Ltd.	45,623	37,485
Netwealth Group, Ltd.	23,154	143,504
New Energy Solar, Ltd.	15,783	12,560
New Hope Corp., Ltd.	137,727	131,110
NEXTDC, Ltd. (c)	82,224	562,321
nib holdings, Ltd.	171,993	549,892
Nick Scali, Ltd.	21,771	97,682
Nine Entertainment Co. Holdings, Ltd.	493,097	472,359
NRW Holdings, Ltd.	134,771	174,559
Nufarm, Ltd. (c)	112,275	318,139
Objective Corp., Ltd.	2,117	10,839
OceanaGold Corp. (c) (d)	233,911	544,460
OFX Group, Ltd.	99,303	96,389
OM Holdings, Ltd.	21,506	5,042
Omni Bridgeway, Ltd.	74,354	244,998
Onevue Holdings, Ltd. (c)	33,268	8,515
oOh!media, Ltd.	130,777	83,661

Australia—(Continued)
Orora, Ltd.	248,793	437,714
OZ Minerals, Ltd.	134,369	1,020,944
Pacific Current Group, Ltd.	12,189	46,502
Pacific Niugini, Ltd. (c)	76,910	14,099
Pacific Smiles Group, Ltd.	13,431	14,669
Pact Group Holdings, Ltd. (c)	50,886	77,617
Peet, Ltd.	88,199	59,174
Pendal Group, Ltd.	81,314	339,802
Perenti Global, Ltd.	204,417	163,630
Perpetual, Ltd.	17,753	363,907
Perseus Mining, Ltd. (c)	378,189	349,097
Platinum Asset Management, Ltd.	71,195	184,047
Praemium, Ltd. (c)	98,955	24,964
Premier Investments, Ltd.	44,992	538,196
Prime Media Group, Ltd. (c)	93,371	5,855
Pro Medicus, Ltd.	14,226	260,374
Propel Funeral Partners, Ltd.	7,202	15,003
PWR Holdings, Ltd.	9,738	30,381
QANTM Intellectual Property, Ltd.	14,173	11,549
Ramelius Resources, Ltd.	229,213	320,037
Reckon, Ltd.	36,898	17,124
Red 5, Ltd. (c)	49,838	7,014
Redcape Hotel Group	38,088	21,650
Regis Healthcare, Ltd.	44,832	43,696
Regis Resources, Ltd.	180,703	664,560
Reject Shop, Ltd. (The) (c)	12,421	60,641
Resolute Mining, Ltd. (c)	357,444	287,043
Rhipe, Ltd.	12,338	16,818
Ridley Corp., Ltd.	125,470	62,907
RPMGlobal Holdings, Ltd. (c)	4,190	3,041
Salmat, Ltd.	45,807	21,185
Sandfire Resources NL	52,696	185,287
Saracen Mineral Holdings, Ltd. (c)	375,118	1,440,704
SeaLink Travel Group, Ltd.	23,683	72,703
Select Harvests, Ltd.	35,131	153,337
Senex Energy, Ltd. (c)	400,753	63,214
Servcorp, Ltd.	21,215	34,055
Service Stream, Ltd.	102,973	135,940
Seven West Media, Ltd. (c)	408,410	26,099
SG Fleet Group, Ltd.	24,267	26,924
Sigma Healthcare, Ltd.	560,969	242,818
Silver Lake Resources, Ltd. (c)	202,549	303,358
SmartGroup Corp., Ltd.	24,727	104,562
SolGold plc (c)	15,118	3,936
Southern Cross Media Group, Ltd.	769,978	94,186
Spark Infrastructure Group	415,608	623,606
SpeedCast International, Ltd. (a) (b) (c)	65,225	26,669
SRG Global, Ltd.	9,380	1,375
St. Barbara, Ltd.	270,751	602,200
Stanmore Coal, Ltd.	11,580	6,247
Star Entertainment Group, Ltd. (The)	245,154	482,825
Steadfast Group, Ltd.	206,305	479,062
Strike Energy, Ltd. (c)	253,760	36,828
Sunland Group, Ltd.	40,150	32,028
Super Retail Group, Ltd.	75,031	421,996
Superloop, Ltd. (c)	16,193	11,094
Syrah Resources, Ltd. (c)	93,996	17,920

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Tassal Group, Ltd.	94,476	$226,050
Technology One, Ltd.	85,252	518,384
Thorn Group, Ltd. (c)	62,916	3,699
Tiger Resources, Ltd. (a) (b) (c)	591,241	111
Tribune Resources, Ltd.	2,377	11,959
Troy Resources, Ltd. (c)	106,145	6,116
United Malt Group, Ltd. (c)	95,694	273,019
Village Roadshow, Ltd.	38,999	57,988
Virgin Australia Holdings, Ltd. (a) (b) (c)	442,369	26,254
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	0
Virtus Health, Ltd.	37,091	72,907
Vista Group International, Ltd.	33,201	31,001
Vita Group, Ltd.	31,375	21,144
Viva Energy Group, Ltd.	143,899	181,100
Vocus Group, Ltd. (c)	205,776	421,010
Webjet, Ltd.	84,765	194,729
Western Areas, Ltd.	118,029	216,006
Westgold Resources, Ltd. (c)	109,349	159,996
Whitehaven Coal, Ltd.	259,853	257,786
WPP AUNZ, Ltd.	131,382	25,492

		37,990,425

Austria—1.6%
A-TEC Industries AG (a) (b) (c)	1	0
Agrana Beteiligungs AG	5,812	119,545
ams AG (c)	69,370	1,032,250
Andritz AG (c)	20,093	730,742
Austria Technologie & Systemtechnik AG	14,133	253,697
BAWAG Group AG (c)	14,576	502,552
CA Immobilien Anlagen AG	22,541	750,200
DO & Co. AG (d)	2,435	124,241
EVN AG	13,717	231,334
FACC AG (d)	6,291	45,538
Flughafen Wien AG (c)	900	25,560
IMMOFINANZ AG (c)	29,420	501,899
Kapsch TrafficCom AG	1,870	36,065
Lenzing AG (c) (d)	3,209	148,389
Mayr Melnhof Karton AG	3,211	494,700
Oberbank AG	198	18,642
Oesterreichische Post AG (d)	10,088	333,617
Palfinger AG	5,204	115,011
POLYTEC Holding AG (d)	8,428	46,820
Porr AG (c) (d)	2,048	33,848
Raiffeisen Bank International AG	889	15,813
Rosenbauer International AG (d)	1,615	59,302
S IMMO AG	22,492	403,016
S&T AG (c)	16,968	434,256
Schoeller-Bleckmann Oilfield Equipment AG	3,509	92,630
Semperit AG Holding (c) (d)	5,443	65,923
Strabag SE	6,827	175,874
Telekom Austria AG (c)	40,133	277,146
UBM Development AG	1,459	50,602
UNIQA Insurance Group AG	47,158	317,058
Vienna Insurance Group AG Wiener Versicherung Gruppe	14,472	323,253
voestalpine AG (d)	33,438	718,409
Wienerberger AG (c)	39,101	850,788
Zumtobel Group AG (c)	13,016	94,262

		9,422,982

Belgium—1.7%
Ackermans & van Haaren NV (c)	7,373	963,316
AGFA-Gevaert NV (c)	61,139	254,590
Atenor	1,361	85,889
Banque Nationale de Belgique	71	157,974
Barco NV	4,866	856,699
Bekaert S.A.	11,685	228,793
Biocartis NV (c) (d)	10,340	53,613
bpost S.A.	18,928	127,475
Cie d’Entreprises CFE	2,872	195,598
Cie Immobiliere de Belgique S.A.	1,276	83,965
D’ieteren S.A.	8,787	486,025
Deceuninck NV (c)	27,313	41,562
Econocom Group S.A.	39,556	79,730
Elia Group S.A.	9,172	994,533
Euronav NV	53,441	429,570
EVS Broadcast Equipment S.A.	4,761	87,560
Exmar NV (c)	10,339	25,761
Fagron	12,062	253,499
Galapagos NV (c)	9,552	1,875,143
GIMV NV	4,451	255,851
Greenyard NV (c)	5,819	36,442
Ion Beam Applications (d)	6,507	55,795
Jensen-Group NV (c)	1,035	25,740
Kinepolis Group NV (c)	5,419	244,743
Lotus Bakeries NV	92	292,363
MDxHealth (c)	8,434	6,753
Melexis NV	5,164	391,073
Mithra Pharmaceuticals S.A. (c) (d)	506	10,335
Ontex Group NV (c) (d)	16,729	244,617
Orange Belgium S.A.	11,152	181,560
Oxurion NV (c)	12,685	42,732
Picanol	849	49,666
Recticel S.A.	16,958	150,353
Resilux NV	229	32,540
Roularta Media Group NV (c)	1,629	22,687
Shurgard Self Storage S.A.	2,486	93,369
Sioen Industries NV (c)	3,002	57,291
Sipef S.A.	2,884	142,173
Telenet Group Holding NV	8,350	343,362
TER Beke S.A.	141	16,071
Tessenderlo Group S.A. (c)	11,830	351,842
Van de Velde NV	1,970	46,237
Viohalco S.A. (c)	45,397	120,515
X-Fab Silicon Foundries SE (c)	4,727	17,947

		10,513,352

Canada—8.1%
5N Plus, Inc. (c)	33,732	40,003
Absolute Software Corp.	18,754	190,772
Acadian Timber Corp.	3,800	40,642
Advantage Oil & Gas, Ltd. (c)	91,030	111,307
Aecon Group, Inc.	30,622	332,926
AG Growth International, Inc.	5,820	117,120
AGF Management, Ltd. - Class B	32,280	119,362
Aimia, Inc. (c)	48,671	106,477
AirBoss of America Corp.	3,761	50,559

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Alamos Gold, Inc. - Class A	128,380	$1,197,179
Alaris Royalty Corp. (d)	16,654	158,861
Alcanna, Inc. (c)	12,660	32,825
Alexco Resource Corp. (c) (d)	22,734	51,074
Algoma Central Corp.	7,610	56,391
Alio Gold, Inc. (c) (d)	5,966	7,515
Altius Minerals Corp. (d)	12,660	90,828
Altus Group, Ltd.	10,488	315,119
Americas Gold And Silver Corp. (c)	4,400	11,473
Amerigo Resources, Ltd. (c)	35,000	9,410
Andrew Peller, Ltd. - Class A	11,417	74,005
ARC Resources, Ltd. (d)	133,371	447,976
Aritzia, Inc. (c)	24,637	344,983
Ascot Resources, Ltd. (c)	16,500	11,668
Athabasca Oil Corp. (c) (d)	144,824	19,202
ATS Automation Tooling Systems, Inc. (c)	26,833	377,907
AutoCanada, Inc. (d)	8,428	66,426
Badger Daylighting, Ltd. (d)	11,662	255,300
Baytex Energy Corp. (c) (d)	166,118	84,429
Birchcliff Energy, Ltd. (d)	80,388	67,503
Bird Construction, Inc. (d)	18,612	81,571
Black Diamond Group, Ltd. (c)	19,812	22,474
BlackBerry, Ltd. (U.S. Listed Shares) (c) (d)	71,824	351,219
Blackberry, Ltd. (c) (d)	73,113	356,517
BMTC Group, Inc.	5,387	30,752
Boralex, Inc. - Class A	22,918	521,631
Bridgemarq Real Estate Services	3,500	30,292
Calian Group, Ltd. (d)	2,846	114,943
Canaccord Genuity Group, Inc.	26,312	133,924
Canacol Energy, Ltd. (d)	40,661	115,010
Canada Goose Holdings, Inc. (c) (d)	4,300	99,631
Canadian Western Bank	32,028	557,942
Canfor Corp. (c)	26,341	228,369
Canfor Pulp Products, Inc.	15,297	60,845
CanWel Building Materials Group, Ltd.	19,304	62,991
Capital Power Corp. (d)	41,208	849,293
Capstone Mining Corp. (c)	117,839	72,044
Cardinal Energy, Ltd. (d)	32,459	12,672
Cascades, Inc.	35,836	390,405
Celestica, Inc. (c)	46,685	320,495
Celestica, Inc. (U.S. Listed Shares) (c)	223	1,523
Centerra Gold, Inc.	70,285	784,338
Cervus Equipment Corp.	2,998	14,354
CES Energy Solutions Corp.	90,181	71,741
CI Financial Corp.	29,134	370,613
Cineplex, Inc. (d)	19,436	115,104
Clairvest Group, Inc.	200	6,836
Clearwater Seafoods, Inc. (d)	10,644	40,064
Cogeco, Inc.	2,309	137,798
Colliers International Group, Inc.	10,661	611,735
Computer Modelling Group, Ltd.	28,920	101,186
Copper Mountain Mining Corp. (c) (d)	63,622	29,524
Corby Spirit and Wine, Ltd.	3,957	47,364
Corus Entertainment, Inc. - B Shares	69,390	146,181
Crescent Point Energy Corp.	89,477	144,998
Crescent Point Energy Corp. (U.S. Listed Shares) (d)	44,283	72,181
Crew Energy, Inc. (c) (d)	69,029	15,508

Canada—(Continued)
CRH Medical Corp. (c)	27,305	57,120
Denison Mines Corp. (c)	247,548	87,524
DIRTT Environmental Solutions (c)	17,310	20,911
Dorel Industries, Inc. - Class B	12,134	48,532
DREAM Unlimited Corp. - Class A	17,471	115,307
Dundee Precious Metals, Inc.	45,872	302,074
E-L Financial Corp., Ltd.	677	330,272
Echelon Financial Holdings, Inc. (c)	900	3,746
ECN Capital Corp.	87,631	249,157
EcoSynthetix, Inc. (c)	800	1,296
Eldorado Gold Corp. (c)	67,558	651,395
Element Fleet Management Corp.	59,848	446,568
Endeavour Silver Corp. (c) (d)	49,248	111,729
Enerflex, Ltd.	29,289	110,891
Enerplus Corp.	56,230	158,219
Enerplus Corp. (U.S. Listed Shares)	4,452	12,599
Enghouse Systems, Ltd.	14,178	757,149
Ensign Energy Services, Inc. (d)	51,526	39,472
Equinox Gold Corp. (c)	3,111	34,786
Equinox Gold Corp. (U.S. Listed Shares) (c)	3,281	36,813
Equitable Group, Inc.	4,209	221,332
ERO Copper Corp. (c) (d)	8,490	123,010
Essential Energy Services Trust (c)	53,526	6,111
Evertz Technologies, Ltd.	9,349	77,266
Exchange Income Corp. (d)	2,651	52,235
Exco Technologies, Ltd.	13,332	65,796
EXFO, Inc. (U.S. Listed Shares) (c)	2,532	7,166
EXFO, Inc. (c)	85	244
Extendicare, Inc.	31,356	129,572
Fiera Capital Corp. (d)	16,619	116,294
Finning International, Inc. (d)	44,588	607,929
Firm Capital Mortgage Investment Corp.	9,574	79,407
First Majestic Silver Corp. (c) (d)	42,360	421,229
First Mining Gold Corp. (c) (d)	50,000	15,653
First National Financial Corp.	4,907	102,073
Fission Uranium Corp. (c) (d)	114,725	20,281
Fortuna Silver Mines, Inc. (c)	60,121	305,565
Freehold Royalties, Ltd. (d)	35,012	90,779
Galiano Gold, Inc. (c) (d)	23,027	30,531
Gamehost, Inc. (d)	4,952	22,670
GDI Integrated Facility Services, Inc. (c)	2,500	59,830
Gear Energy, Ltd. (c)	34,663	5,234
Genworth MI Canada, Inc.	14,002	342,521
Gibson Energy, Inc. (d)	42,525	661,869
Glacier Media, Inc. (c)	9,600	1,626
GMP Capital, Inc.	28,336	27,342
Goeasy, Ltd. (d)	3,895	156,879
GoGold Resources, Inc. (c) (d)	18,500	13,627
GoldMining, Inc. (c)	13,000	22,790
GoldMoney, Inc.	11,000	21,148
Gran Tierra Energy, Inc. (c) (d)	112,213	38,021
Great Canadian Gaming Corp. (c)	17,160	341,658
Guardian Capital Group, Ltd. - Class A	4,600	70,308
Guyana Goldfields, Inc. (c)	57,547	73,756
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Hardwoods Distribution, Inc.	1,700	20,561
Headwater Exploration, Inc. (c)	21,385	19,375

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Heroux-Devtek, Inc. (c)	13,806	$103,525
High Arctic Energy Services, Inc.	3,900	1,925
High Liner Foods, Inc.	8,307	35,490
Home Capital Group, Inc. (c)	23,902	355,290
Horizon North Logistics, Inc.	54,212	24,359
HudBay Minerals, Inc.	103,103	312,134
IAMGOLD Corp. (c)	162,515	645,224
IBI Group, Inc. (c) (d)	5,900	20,165
Imperial Metals Corp. (c) (d)	18,151	26,740
Information Services Corp.	2,900	31,743
Innergex Renewable Energy, Inc.	40,708	572,719
Interfor Corp. (c)	31,992	269,585
International Petroleum Corp. (c) (d)	25,919	46,775
International Tower Hill Mines, Ltd. (c) (d)	21,604	38,670
Intertain Group, Ltd. (The) (c)	800	6,774
Intertape Polymer Group, Inc.	23,413	206,606
Invesque, Inc. (d)	9,800	24,402
IPL Plastics, Inc. (c)	3,100	12,422
Ivanhoe Mines, Ltd. - Class A (c)	172,444	489,032
Jamieson Wellness, Inc.	11,572	303,279
Just Energy Group, Inc. (c) (d)	29,690	15,090
K-Bro Linen, Inc.	3,219	62,715
Kelt Exploration, Ltd. (c)	58,951	60,792
Kinaxis, Inc. (c)	6,597	942,998
Kingsway Financial Services, Inc. (c)	8,765	19,611
Knight Therapeutics, Inc. (c)	40,310	208,439
KP Tissue, Inc.	1,400	11,117
Labrador Iron Ore Royalty Corp. (d)	20,800	371,844
Largo Resources, Ltd. (c)	83,173	51,462
Lassonde Industries, Inc. - Class A	900	102,761
Laurentian Bank of Canada (d)	16,783	353,561
Leon’s Furniture, Ltd.	9,639	94,714
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	15,501	419,039
Lucara Diamond Corp. (d)	110,136	50,298
Lundin Gold, Inc. (c)	11,400	106,980
Magellan Aerospace Corp.	5,794	30,814
Mainstreet Equity Corp. (c)	2,561	127,163
Major Drilling Group International, Inc. (c)	36,670	115,877
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc.	26,200	550,208
Martinrea International, Inc.	32,289	244,498
Maverix Metals, Inc.	2,644	11,783
Maxim Power Corp. (c)	2,800	4,455
Mediagrif Interactive Technologies, Inc. (d)	4,176	17,902
Medical Facilities Corp. (d)	12,861	41,114
MEG Energy Corp. (c)	76,654	212,865
Melcor Developments, Ltd.	3,120	17,305
Methanex Corp.	1,135	20,521
Morguard Corp.	1,400	131,193
Morneau Shepell, Inc.	18,485	431,489
Mountain Province Diamonds, Inc. (c) (d)	1,600	359
MTY Food Group, Inc. (d)	6,320	113,309
Mullen Group, Ltd. (d)	37,792	202,378
Neo Performance Materials, Inc.	4,300	28,601
New Gold, Inc. (c)	156,948	212,717
NFI Group, Inc. (d)	13,236	162,330

Canada—(Continued)
Nighthawk Gold Corp. (c) (d)	4,900	8,915
Norbord, Inc. (d)	14,625	333,846
North American Construction Group, Ltd. (d)	10,441	65,449
North West Co., Inc. (The)	15,571	340,415
NuVista Energy, Ltd. (c)	59,117	33,530
Obsidian Energy, Ltd. (c) (d)	8,643	3,629
Osisko Gold Royalties, Ltd.	36,073	360,305
Osisko Mining, Inc. (c)	12,300	34,700
Painted Pony Energy, Ltd. (c) (d)	38,738	13,411
Pan American Silver Corp.	21,765	660,998
Paramount Resources, Ltd. - Class A (c) (d)	19,290	22,592
Parex Resources, Inc. (c)	55,359	667,113
Park Lawn Corp.	8,556	141,298
Pason Systems, Inc. (d)	24,116	131,807
Peyto Exploration & Development Corp. (d)	67,791	89,383
Photon Control, Inc. (c)	32,700	42,874
PHX Energy Services Corp. (c)	12,350	11,826
Pinnacle Renewable Energy, Inc. (d)	4,300	13,841
Pivot Technology Solutions, Inc.	4,800	6,187
Pizza Pizza Royalty Corp.	6,998	42,990
Points International, Ltd. (c)	5,320	48,161
Polaris Infrastructure, Inc.	5,300	56,373
Pollard Banknote, Ltd.	2,090	26,325
Polymet Mining Corp. (c)	38,355	16,104
PrairieSky Royalty, Ltd. (d)	67,152	424,399
Precision Drilling Corp. (c)	103,898	78,827
Premier Gold Mines, Ltd. (c) (d)	47,868	77,923
Premium Brands Holdings Corp. (d)	10,025	639,485
Pretium Resources, Inc. (c)	49,167	411,415
Primo Water Corp.	2,000	27,500
Primo Water Corp.	45,705	627,198
Pulse Seismic, Inc. (c) (d)	15,720	11,927
Quarterhill, Inc.	58,061	89,384
Questerre Energy Corp. - Class A (c) (d)	83,569	7,079
Real Matters, Inc. (c)	10,051	196,045
Recipe Unlimited Corp.	4,150	28,337
Reitmans Canada, Ltd. - Class A (a) (b)	566	29
Richelieu Hardware, Ltd.	18,490	393,335
Rocky Mountain Dealerships, Inc.	5,738	17,583
Rogers Sugar, Inc.	35,106	121,019
Roxgold, Inc. (c)	78,600	88,581
Russel Metals, Inc. (d)	24,422	291,783
Sabina Gold & Silver Corp. (c)	57,206	82,168
Sandstorm Gold, Ltd. (c)	58,462	561,108
Savaria Corp. (d)	10,600	97,286
Secure Energy Services, Inc. (d)	55,376	68,119
SEMAFO, Inc. (c)	123,983	422,835
Seven Generations Energy, Ltd. - Class A (c)	66,566	148,567
ShawCor, Ltd. (d)	21,791	43,499
Sienna Senior Living, Inc. (d)	22,176	151,096
Sierra Wireless, Inc. (c)	16,910	151,836
Sleep Country Canada Holdings, Inc.	12,404	146,827
SNC-Lavalin Group, Inc. (d)	14,823	250,144
Spin Master Corp. (c)	4,905	88,627
Sprott, Inc. (d)	6,042	217,140
SSR Mining, Inc. (c) (d)	37,551	800,199
Stantec, Inc.	30,013	926,521

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Stelco Holdings, Inc.	6,455	$36,374
Stella-Jones, Inc.	15,494	389,633
Storm Resources, Ltd. (c)	32,500	34,712
Stornoway Diamond Corp. (a) (b) (c)	70,074	133
SunOpta, Inc. (c)	26,392	124,223
Superior Plus Corp. (d)	53,815	440,795
Surge Energy, Inc.	85,275	21,042
Tamarack Valley Energy, Ltd. (c) (d)	69,684	45,683
Taseko Mines, Ltd. (c)	108,786	53,688
TeraGo, Inc. (c)	4,100	17,969
Teranga Gold Corp. (c)	32,418	293,711
TerraVest Industries, Inc.	900	10,043
Tervita Corp. (c)	3,508	9,845
TFI International, Inc.	27,602	979,773
Tidewater Midstream and Infrastructure, Ltd. (d)	79,200	47,837
Timbercreek Financial Corp.	30,426	192,516
TORC Oil & Gas, Ltd.	52,724	66,022
Torex Gold Resources, Inc. (c) (d)	23,594	371,741
Total Energy Services, Inc.	17,786	27,512
Tourmaline Oil Corp.	73,410	641,851
TransAlta Corp.	97,104	575,786
TransAlta Renewables, Inc. (d)	28,608	307,447
Transcontinental, Inc. - Class A (d)	29,230	325,113
TransGlobe Energy Corp.	36,372	20,094
Trevali Mining Corp. (c) (d)	90,600	6,006
Trican Well Service, Ltd. (c) (d)	101,707	61,432
Tricon Capital Group, Inc. (d)	53,244	358,856
Trisura Group, Ltd. (c)	1,800	81,209
Turquoise Hill Resources, Ltd. (c)	21,000	15,468
Uni-Select, Inc.	13,271	72,044
Vecima Networks, Inc. (d)	2,500	19,244
Vermilion Energy, Inc. (d)	28,810	128,176
VersaBank (d)	2,000	9,355
Wajax Corp.	7,885	48,788
Wesdome Gold Mines, Ltd. (c)	56,007	483,914
West Fraser Timber Co., Ltd.	17,774	624,761
Western Forest Products, Inc. (d)	145,247	99,499
Westshore Terminals Investment Corp. (d)	18,288	225,098
Whitecap Resources, Inc. (d)	122,867	201,822
WildBrain, Ltd. (c)	53,045	50,794
Winpak, Ltd.	9,852	301,815
Yamana Gold, Inc.	273,517	1,486,856
Yellow Pages, Ltd.	6,975	46,240
Zenith Capital Corp. (a) (b) (c)	12,830	765

		49,151,297

China—0.2%
BOE Varitronix, Ltd.	137,000	43,517
Bund Center Investment, Ltd.	138,000	48,027
CGN Mining Co., Ltd.	145,000	5,608
China Display Optoelectronics Technology Holdings, Ltd. (c)	136,000	7,813
China Gold International Resources Corp., Ltd. (c)	79,013	43,068
China New Higher Education Group, Ltd.	59,000	39,226
China Sunsine Chemical Holdings, Ltd.	70,000	17,612
Chong Hing Bank, Ltd.	57,000	70,092
CITIC Telecom International Holdings, Ltd.	467,000	148,325

China—(Continued)
FIH Mobile, Ltd. (c) (d)	1,208,000	129,471
First Sponsor Group, Ltd.	9,490	7,695
Fountain SET Holdings, Ltd.	422,000	53,017
GDH Guangnan Holdings, Ltd.	264,000	21,441
Goodbaby International Holdings, Ltd. (c)	193,000	21,684
Guotai Junan International Holdings, Ltd.	806,600	105,206
Leyou Technologies Holdings, Ltd. (c)	280,000	92,167
Neo-Neon Holdings, Ltd. (c)	322,500	21,636
Shenwan Hongyuan HK, Ltd.	172,500	19,605
SITC International Holdings Co., Ltd.	298,000	317,518

		1,212,728

Colombia—0.0%
Frontera Energy Corp.	8,353	20,919

Denmark—2.4%
Agat Ejendomme A/S (c)	4,154	1,452
ALK-Abello A/S (c)	2,041	544,697
Alm Brand A/S	26,249	244,900
Ambu A/S - Class B	30,540	959,896
Bang & Olufsen A/S (c)	20,418	41,778
Bang & Olufsen A/S (c) (d)	10,209	20,889
Bavarian Nordic A/S (c)	14,032	383,375
Brodrene Hartmann A/S (c)	1,106	58,683
Columbus A/S (c)	20,865	23,493
D/S Norden A/S	10,815	145,447
DFDS A/S (c)	11,185	344,780
FLSmidth & Co. A/S (c)	15,133	436,244
H+H International A/S - Class B (c)	5,958	95,672
Harboes Bryggeri A/S - Class B (c)	1,454	12,097
ISS A/S (c)	20,183	319,346
Jeudan A/S (c)	2,360	89,728
Jyske Bank A/S (c)	22,289	653,239
Matas A/S (c)	15,923	140,917
Netcompany Group A/S (c)	5,264	345,073
Nilfisk Holding A/S (c)	10,162	140,179
NKT A/S (c)	6,820	152,077
NNIT A/S	2,656	46,992
Pandora A/S	27,544	1,495,274
Parken Sport & Entertainment A/S (c)	2,351	27,285
PER Aarsleff Holding A/S	7,936	285,832
Ringkjoebing Landbobank A/S	10,113	713,941
Rockwool International A/S - A Shares	625	152,760
Rockwool International A/S - B Shares	2,697	729,406
Royal Unibrew A/S (c)	16,022	1,332,127
RTX A/S	2,790	89,557
Scandinavian Tobacco Group A/S - Class A	24,917	367,317
Schouw & Co. A/S	5,320	423,325
SimCorp A/S	12,766	1,375,375
Solar A/S - B Shares	2,435	94,613
Spar Nord Bank A/S	32,428	257,572
Sydbank A/S (c)	26,018	482,212
Tivoli A/S (c)	844	89,433
Topdanmark A/S	15,366	634,512
United International Enterprises, Ltd.	850	167,368
Vestjysk Bank A/S (c)	132,795	57,246
Zealand Pharma A/S (c)	9,937	342,050

		14,318,159

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Faeroe Islands—0.0%
BankNordik P/F (c)	628	$9,560

Finland—2.6%
Aktia Bank Oyj	15,788	156,351
Alma Media Oyj	21,508	165,306
Altia Oyj	1,398	12,530
Apetit Oyj	1,205	11,568
Aspo Oyj	8,414	55,372
Atria Oyj	4,065	39,715
BasWare Oyj (c)	3,525	118,134
Bittium Oyj (d)	8,034	56,089
Cargotec Oyj - B Shares	12,591	291,837
Caverion Oyj	35,151	237,039
Citycon Oyj (d)	29,399	204,279
Digia Oyj	6,625	37,934
Enento Group Oyj (c)	3,892	160,861
F-Secure Oyj (c)	35,820	115,427
Ferratum Oyj (c)	2,093	8,812
Finnair Oyj (d)	24,728	21,922
Fiskars Oyj Abp	17,515	201,425
HKScan Oyj - A Shares (c)	6,704	15,163
Huhtamaki Oyj (c)	34,101	1,340,797
Ilkka-Yhtyma Oyj	5,725	19,546
Kemira Oyj	41,153	529,296
Kesko Oyj - A Shares	12,376	200,619
Kesko Oyj - B Shares	73,772	1,260,489
Kojamo Oyj	26,601	561,374
Konecranes Oyj	16,662	376,036
Lassila & Tikanoja Oyj	12,398	182,093
Metsa Board Oyj (d)	86,501	584,466
Metso Oyj (d)	31,578	1,033,385
Nokian Renkaat Oyj	38,871	852,066
Olvi Oyj - A Shares (d)	6,303	299,050
Oriola Oyj - A Shares	4,196	9,660
Oriola-KD Oyj - B Shares	53,692	120,603
Orion Oyj - Class A	8,256	399,106
Orion Oyj - Class B	30,379	1,468,720
Outokumpu Oyj (c) (d)	102,277	291,352
Outotec Oyj	52,402	288,696
Ponsse Oyj	3,208	91,797
QT Group Oyj (c)	2,605	78,965
Raisio Oyj - V Shares	55,399	189,065
Rapala VMC Oyj	8,902	26,092
Raute Oyj - A Shares	72	1,546
Revenio Group Oyj	5,857	185,009
Sanoma Oyj	31,912	322,784
Stockmann Oyj Abp - B Shares (c)	11,956	13,269
Teleste Oyj	2,149	10,531
Terveystalo Oyj	4,044	39,835
TietoEVRY Oyj (c)	24,626	671,071
Tikkurila Oyj	12,223	170,081
Tokmanni Group Corp.	16,448	242,606
Uponor Oyj	19,661	264,438
Vaisala Oyj - A Shares	6,772	253,579
Valmet Oyj	43,166	1,125,087
YIT Oyj	55,499	301,481

		15,714,354

France—3.8%
ABC Arbitrage	7,540	58,031
Air France-KLM (c) (d)	60,287	272,514
Akka Technologies S.A. (c)	4,296	137,337
AKWEL	3,301	53,425
Albioma S.A.	13,392	550,099
ALD S.A.	7,859	77,594
Altamir Amboise	9,152	156,417
Alten S.A. (c)	8,207	704,857
Amplitude Surgical SAS (c) (d)	2,894	5,040
Assystem (c)	3,093	77,282
Aubay	2,423	76,182
Axway Software S.A.	2,132	42,678
Bastide le Confort Medical (c)	1,345	52,388
Beneteau S.A.	15,076	106,999
Bigben Interactive	4,507	56,638
Boiron S.A.	2,308	95,135
Bonduelle SCA	6,799	163,791
Burelle S.A.	117	70,927
Casino Guichard Perrachon S.A. (c)	6,523	241,609
Catering International Services (c)	541	6,035
Cegedim S.A. (c)	2,643	85,149
CGG S.A. (c)	189,243	206,502
Chargeurs S.A.	8,000	119,699
Cie des Alpes	4,122	82,116
Cie Plastic Omnium S.A.	19,477	396,243
Coface S.A. (c)	31,535	206,507
Derichebourg S.A.	33,761	96,582
Devoteam S.A. (d)	1,789	146,397
Electricite de Strasbourg S.A.	329	39,531
Elior Group S.A.	35,740	203,296
Elis S.A. (c)	39,583	461,290
Eramet (c)	3,022	108,196
Esso S.A. Francaise (c)	1,341	22,094
Etablissements Maurel et Prom (c)	12,067	23,752
Europcar Groupe S.A. (c) (d)	25,144	59,643
Eutelsat Communications S.A.	57,002	525,223
Exel Industries - A Shares (c)	618	26,313
Faurecia SE (c)	20,249	789,463
Fleury Michon S.A. (c)	461	11,923
Fnac Darty S.A. (c)	6,777	281,201
Gaztransport Et Technigaz S.A.	5,990	456,037
GEA	165	16,681
GL Events	4,878	67,351
Groupe Crit (c)	1,062	62,612
Groupe Gorge	395	6,553
Groupe Open	1,736	18,877
Guerbet	2,188	82,662
Haulotte Group S.A.	5,337	30,139
HERIGE SADCS (c)	235	5,861
HEXAOM (c)	1,526	57,248
ID Logistics Group (c)	863	167,092
Iliad S.A. (c)	431	84,004
Imerys S.A.	7,029	239,219
Ingenico Group S.A. (c)	18,963	3,019,687
IPSOS	13,160	329,257
Jacquet Metal Service	7,099	93,390
JCDecaux S.A. (c)	11,950	221,955

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Kaufman & Broad S.A.	5,717	$196,955
Korian S.A. (c)	21,040	769,266
Lagardere SCA (c) (d)	24,032	341,624
Lanson-BCC (c)	15	320
Laurent-Perrier	1,255	108,562
Le Belier (c)	490	19,372
Lectra	9,223	167,479
Linedata Services	1,348	41,933
LISI (c)	8,732	181,327
LNA Sante S.A.	1,768	94,301
Maisons du Monde S.A.	16,643	217,405
Manitou BF S.A. (c) (d)	3,893	75,986
Manutan International	589	34,245
Mersen S.A.	8,153	193,889
METabolic EXplorer S.A. (c)	6,035	10,030
Metropole Television S.A. (c)	8,342	94,014
Nexans S.A. (c)	10,974	508,956
Nexity S.A.	12,995	420,029
Nicox (c) (d)	1,834	8,381
NRJ Group (c)	9,690	59,852
Oeneo S.A.	6,382	79,564
OL Groupe S.A. (c)	3,273	8,381
Onxeo S.A. (c) (d)	4,566	3,854
Onxeo S.A. (c) (d)	8,671	7,328
Pierre & Vacances S.A. (c)	2,596	46,550
Plastivaloire (c)	1,576	6,580
Quadient SAS	15,239	221,956
Rallye S.A. (c)	9,791	77,251
Recylex S.A. (a) (b) (c)	3,335	6,924
Rexel S.A.	101,834	1,162,234
Robertet S.A. (c)	154	160,955
Rothschild & Co. (c)	6,708	161,900
Rubis SCA (d)	13,529	649,371
Samse S.A.	107	15,625
Savencia S.A. (c)	2,303	139,708
SCOR SE (c)	5,768	157,856
Seche Environnement S.A.	1,555	56,900
Societe BIC S.A. (d)	8,476	430,103
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (c)	16	931
Societe Marseillaise du Tunnel Prado-Carenage S.A. (c)	293	5,988
Societe pour l’Informatique Industrielle	1,546	35,572
Societe Television Francaise 1 (c)	21,284	114,971
Soitec (c)	5,935	660,238
Solocal Group (a) (b) (c) (d)	199,719	36,103
Somfy S.A.	2,415	243,826
Sopra Steria Group	5,161	635,091
SPIE S.A.	38,727	577,654
STEF S.A. (c)	1,145	93,109
Sword Group (c)	2,775	88,809
Synergie S.A. (c)	3,366	85,605
Tarkett S.A. (c)	10,034	116,636
Technicolor S.A. (c) (d)	3,270	10,191
Thermador Groupe	2,148	125,592
Tikehau Capital SCA	2,737	73,766
Total Gabon	324	37,468
Trigano S.A.	3,132	327,652
Union Financiere de France BQE S.A.	1,257	22,315

France—(Continued)
Valeo S.A.	7,077	185,376
Vallourec S.A. (c) (d)	1,693	70,541
Vetoquinol S.A.	1,341	92,179
Vicat S.A.	7,909	242,860
VIEL & Cie S.A.	4,205	24,095
Vilmorin & Cie S.A.	2,655	140,515
Virbac S.A. (c)	869	190,206
Vranken-Pommery Monopole S.A.	958	14,159

		23,043,137

Georgia—0.0%
Bank of Georgia Group plc (c)	14,696	195,423

Germany—6.2%
1&1 Drillisch AG	17,600	455,423
7C Solarparken AG (c)	11,803	48,280
Aareal Bank AG (c)	26,928	524,629
Adler Modemaerkte AG (c)	2,828	8,018
ADO Properties S.A.	15,206	413,612
ADVA Optical Networking SE (c)	19,068	125,576
AIXTRON SE (c)	21,680	260,991
All for One Steeb AG	498	25,790
Allgeier SE	2,942	110,180
Amadeus Fire AG (c)	1,637	202,937
Atoss Software AG	1,110	128,388
Aurubis AG	14,317	881,914
Basler AG	1,220	81,610
Bauer AG (c)	4,696	51,350
BayWa AG (c)	305	10,287
BayWa AG (c)	6,415	207,223
Bechtle AG	8,607	1,512,995
Bertrandt AG	2,310	91,043
bet-at-home.com AG	1,222	52,757
Bijou Brigitte AG (c)	1,603	51,658
Bilfinger SE	10,033	191,228
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	26,420	171,026
CANCOM SE (c)	10,426	552,351
CECONOMY AG (c)	47,148	163,947
CENIT AG (c)	3,413	36,561
Centrotec SE (c)	2,113	33,166
Cewe Stiftung & Co. KGaA	2,303	254,675
Comdirect Bank AG (c)	13,399	204,660
Commerzbank AG (c)	267,868	1,192,595
CompuGroup Medical SE & Co KgaA	7,070	555,946
Corestate Capital Holding S.A. (c)	4,473	90,193
CropEnergies AG	9,235	92,720
CTS Eventim AG & Co. KGaA (c)	18,055	749,914
Data Modul AG	138	7,182
Deutsche Beteiligungs AG	5,460	185,422
Deutsche Euroshop AG (c)	14,792	208,529
Deutsche Pfandbriefbank AG (c)	45,896	334,467
Deutz AG (c)	47,320	222,325
DIC Asset AG	19,505	261,617
DMG Mori AG	2,341	106,849
Dr. Hoenle AG	2,084	113,470
Draegerwerk AG & Co. KGaA	1,062	70,593

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Duerr AG	20,750	$540,256
Eckert & Ziegler AG	1,547	258,131
Elmos Semiconductor AG	1,769	42,807
ElringKlinger AG (c)	11,206	66,625
Energiekontor AG	2,559	64,567
Fielmann AG	6,684	449,368
First Sensor AG	2,791	121,710
FORTEC Elektronik AG	253	5,054
Francotyp-Postalia Holding AG (c)	3,300	11,841
Freenet AG	49,368	792,193
FUCHS Petrolub SE	6,038	202,853
GEA Group AG	44,623	1,408,271
Gerresheimer AG	10,086	928,130
Gesco AG	4,563	78,138
GFT Technologies SE	7,497	90,897
Grammer AG	583	11,911
Grand City Properties S.A. (d)	38,894	897,070
GRENKE AG (c)	338	26,019
H&R GmbH & Co. KGaA (c)	4,195	27,160
Hamburger Hafen und Logistik AG (c)	8,624	146,121
Hawesko Holding AG (c)	223	8,703
Heidelberger Druckmaschinen AG (c)	100,140	64,096
Hella GmbH & Co. KGaA	12,133	495,739
HOCHTIEF AG	1,205	106,653
HolidayCheck Group AG (c)	11,101	18,317
Hornbach Baumarkt AG	3,054	97,925
Hornbach Holding AG & Co. KGaA	3,220	266,630
Hugo Boss AG	20,336	614,055
Hypoport SE (c)	493	217,968
Indus Holding AG	9,327	314,785
Instone Real Estate Group AG (c)	6,473	140,282
IVU Traffic Technologies AG	5,625	96,623
Jenoptik AG	16,935	396,267
JOST Werke AG	2,001	67,488
K&S AG	59,897	377,046
KION Group AG (c)	1,215	74,589
Kloeckner & Co. SE (c)	34,891	190,148
Koenig & Bauer AG (c)	4,373	97,246
Krones AG	5,091	325,710
KSB SE & Co. KGaA	82	21,735
KWS Saat SE	3,725	278,697
LANXESS AG	28,230	1,483,915
Leifheit AG	2,964	82,442
Leoni AG (c)	12,471	94,040
LPKF Laser & Electronics AG	5,659	122,309
Manz AG (c)	1,272	25,081
Medigene AG (c)	2,446	13,625
METRO AG	11,232	106,115
MLP SE	23,565	144,460
New Work SE	988	302,487
Nexus AG	5,374	236,031
Nordex SE (c)	23,261	229,921
Norma Group SE (c)	10,781	286,620
OHB SE (c)	2,315	108,398
OSRAM Licht AG (c)	23,399	1,072,385
Patrizia Immobilien AG (c)	19,307	467,381

Germany—(Continued)
Pfeiffer Vacuum Technology AG	1,991	366,755
PNE Wind AG	24,548	137,199
Progress-Werk Oberkirch AG (c)	822	16,231
ProSiebenSat.1 Media SE (c)	76,185	905,695
PSI Software AG	4,019	89,890
PVA TePla AG (c)	1,597	20,117
QSC AG	42,643	64,465
R Stahl AG (c)	1,594	36,894
Rheinmetall AG	14,951	1,293,097
Rhoen Klinikum AG	13,709	279,607
RIB Software SE	11,764	383,679
Rocket Internet SE (c)	24,402	524,307
SAF-Holland SE (c)	22,056	129,903
Salzgitter AG (c)	16,810	236,305
Schaltbau Holding AG (c)	2,019	57,691
Secunet Security Networks AG (c)	391	90,418
SGL Carbon SE (c)	8,945	32,522
Siltronic AG	6,867	699,520
Sixt Leasing SE	5,024	101,600
Sixt SE (c)	4,968	378,973
SMA Solar Technology AG (c)	3,992	123,687
SMT Scharf AG (c)	1,117	10,902
Softing AG	3,104	17,937
Software AG	18,372	740,659
Stabilus S.A.	6,982	365,714
STRATEC SE	1,395	136,303
Stroeer SE & Co. KGaA (c)	9,061	609,198
Suedzucker AG	28,260	444,983
Surteco SE	2,209	49,621
Suss Microtec AG (c)	6,216	100,718
TAG Immobilien AG (c)	46,027	1,096,472
Takkt AG	11,656	118,860
Technotrans AG (c)	2,869	53,066
Tele Columbus AG (c)	19,982	69,220
ThyssenKrupp AG (c)	12,396	87,665
Traffic Systems SE	1,794	67,711
United Internet AG	2,216	93,508
Varta AG (c)	2,132	239,055
VERBIO Vereinigte BioEnergie AG	9,187	95,959
Vossloh AG (c)	4,712	205,650
Wacker Chemie AG (c)	5,249	358,654
Wacker Neuson SE (c)	12,073	182,135
Washtec AG	3,924	161,442
Wuestenrot & Wuerttembergische AG	4,269	72,638
Zeal Network SE	2,439	87,613

		37,693,369

Ghana—0.0%
Tullow Oil plc	488,272	191,318

Greenland—0.0%
Gronlandsbanken A/S (c)	140	10,988

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (c)	123,992	51,305

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—2.3%
Aeon Credit Service Asia Co., Ltd.	44,000	$30,910
Allied Group, Ltd.	22,000	127,734
Allied Properties HK, Ltd.	944,024	230,314
APAC Resources, Ltd.	70,825	7,672
Apollo Future Mobility Group, Ltd. (c)	348,000	21,766
Applied Development Holdings, Ltd. (c)	390,000	7,598
Arts Optical International Holdings, Ltd. (c)	16,000	1,899
Asia Financial Holdings, Ltd.	254,000	114,375
Asia Standard International Group, Ltd.	296,000	34,336
Associated International Hotels, Ltd.	14,000	26,734
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
Best Food Holding Co., Ltd. (c)	112,000	12,283
BOCOM International Holdings Co., Ltd.	117,000	14,628
Boill Healthcare Holdings, Ltd. (c)	960,000	5,101
Bright Smart Securities & Commodities Group, Ltd.	176,000	34,557
Brightoil Petroleum Holdings, Ltd. (a) (b) (c)	591,000	21,450
Build King Holdings, Ltd.	160,000	16,730
Burwill Holdings, Ltd. (a) (b) (c)	1,566,000	2,687
Cafe de Coral Holdings, Ltd.	106,000	220,350
Camsing International Holding, Ltd. (a) (b) (c)	124,000	3,480
Century City International Holdings, Ltd.	616,000	31,766
Chen Hsong Holdings	150,000	34,805
Cheuk Nang Holdings, Ltd.	106,042	48,720
Chevalier International Holdings, Ltd.	75,139	99,856
China Baoli Technologies Holdings, Ltd. (a) (b) (c)	285,000	651
China Best Group Holding, Ltd. (c)	150,000	2,113
China Boton Group Co., Ltd. (c)	71,446	10,601
China Energy Development Holdings, Ltd. (c)	3,376,000	73,980
China Motor Bus Co., Ltd.	4,800	57,746
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	705
China Star Entertainment, Ltd. (c) (d)	378,000	82,903
China Strategic Holdings, Ltd. (c)	4,927,500	17,773
China Tonghai International Financial, Ltd. (c)	180,000	6,959
Chinese Estates Holdings, Ltd.	151,000	99,983
Chinney Investment, Ltd.	8,000	1,734
Chow Sang Sang Holdings International, Ltd.	119,000	126,146
Chuang’s China Investments, Ltd.	511,500	24,403
Chuang’s Consortium International, Ltd.	382,357	53,208
CK Life Sciences International Holdings, Inc. (d)	304,000	36,640
CNT Group, Ltd.	246,000	10,633
Convenience Retail Asia, Ltd.	36,000	17,038
Convoy Global Holdings, Ltd. (a) (b) (c)	1,314,000	5,306
Cosmopolitan International Holdings, Ltd. (c)	104,000	17,653
Cowell e Holdings, Inc.	120,000	43,002
Crocodile Garments (c)	216,000	9,739
Cross-Harbour Holdings, Ltd. (The)	127,063	179,993
CSI Properties, Ltd.	2,274,023	71,359
CST Group, Ltd. (c)	8,984,000	25,493
Dah Sing Banking Group, Ltd.	172,671	157,848
Dah Sing Financial Holdings, Ltd.	66,260	186,422
Dan Form Holdings Co., Ltd.	88,000	14,408
Dickson Concepts International, Ltd.	87,500	50,731
Dingyi Group Investment, Ltd. (c)	185,000	907
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings, Ltd.	20,000	30,363
Eagle Nice International Holdings, Ltd.	120,000	41,936
EcoGreen International Group, Ltd.	118,800	18,256

Hong Kong—(Continued)
eForce Holdings, Ltd. (c)	712,000	11,549
Emperor Capital Group, Ltd. (c)	984,000	16,860
Emperor Entertainment Hotel, Ltd.	235,000	31,654
Emperor International Holdings, Ltd.	529,250	87,978
Emperor Watch & Jewellery, Ltd.	1,520,000	23,907
Energy International Investments Holdings, Ltd. (c)	580,000	5,228
ENM Holdings, Ltd. (c)	556,000	45,824
Esprit Holdings, Ltd. (c)	833,950	91,147
Fairwood Holdings, Ltd.	26,500	59,431
Far East Consortium International, Ltd.	507,832	166,870
Far East Holdings International, Ltd. (c)	150,000	2,110
First Pacific Co., Ltd.	674,000	129,529
Freeman FinTech Corp., Ltd. (a) (b) (c)	180,000	1,568
G-Resources Group, Ltd. (c)	8,956,800	43,939
Genting Hong Kong, Ltd. (c)	162,000	11,921
Get Nice Financial Group, Ltd.	104,000	8,726
Get Nice Holdings, Ltd.	2,574,000	44,136
Giordano International, Ltd.	446,000	67,624
Glorious Sun Enterprises, Ltd.	393,000	43,078
Gold Peak Industries Holdings, Ltd.	277,714	22,932
Gold-Finance Holdings, Ltd. (a) (b) (c)	214,000	373
Golden Resources Development International, Ltd.	370,000	26,878
Good Resources Holdings, Ltd. (c)	420,000	3,903
GR Properties, Ltd. (c)	150,000	28,459
Great Eagle Holdings, Ltd.	56,571	142,150
Greentech Technology International, Ltd. (c)	350,000	4,517
Haitong International Securities Group, Ltd.	791,562	189,106
Hang Lung Group, Ltd.	192,000	446,692
Hanison Construction Holdings, Ltd.	148,009	20,040
Hao Tian Development Group, Ltd. (c)	1,001,000	30,096
Harbour Centre Development, Ltd.	88,000	91,514
HKBN, Ltd.	167,500	293,276
HKR International, Ltd.	366,080	163,240
Hon Kwok Land Investment Co., Ltd.	140,000	46,061
Hong Kong Economic Times Holdings, Ltd.	50,000	6,767
Hong Kong Ferry Holdings Co., Ltd.	39,000	29,590
Hong Kong Finance Investment Holding Group, Ltd. (c)	262,000	25,351
Hongkong & Shanghai Hotels (The)	110,902	100,345
Hongkong Chinese, Ltd.	866,000	82,598
Hsin Chong Group Holdings, Ltd. (a) (b) (c)	918,000	31,091
Hung Hing Printing Group, Ltd.	252,000	32,480
Hutchison Port Holdings Trust - Class U	1,123,200	108,975
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	83,529
Hypebeast, Ltd.	127,500	13,619
Hysan Development Co., Ltd.	153,000	493,306
Imagi International Holdings, Ltd. (c)	90,112	7,344
International Housewares Retail Co., Ltd.	134,000	32,172
IPE Group, Ltd.	285,000	25,111
IRC, Ltd. (c)	936,000	10,269
IT, Ltd.	220,000	32,303
ITC Properties Group, Ltd.	172,615	20,690
Jacobson Pharma Corp., Ltd.	90,000	15,898
Johnson Electric Holdings, Ltd.	106,875	190,214
K Wah International Holdings, Ltd.	172,000	74,519
Kader Holdings Co., Ltd. (c)	224,000	17,630
Kaisa Health Group Holdings, Ltd. (c)	770,000	13,400
Kam Hing International Holdings, Ltd.	196,000	9,989

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Karrie International Holdings, Ltd.	140,000	$18,976
Keck Seng Investments	72,000	31,594
Kerry Logistics Network, Ltd.	140,000	185,876
Kerry Properties, Ltd.	139,500	360,413
Kingmaker Footwear Holdings, Ltd.	102,000	8,394
Kingston Financial Group, Ltd.	162,000	14,404
Kowloon Development Co., Ltd.	149,000	161,752
Lai Sun Development Co., Ltd.	105,513	110,522
Lai Sun Garment International, Ltd.	100,504	101,535
Lam Soon Hong Kong, Ltd.	15,000	19,871
Landing International Development, Ltd. (c)	310,800	10,043
Landsea Green Group Co., Ltd. (c)	268,000	23,490
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	138,000	21,495
Lerthai Group, Ltd. (c)	18,000	11,342
Lifestyle International Holdings, Ltd.	134,500	110,937
Lippo China Resources, Ltd.	2,106,000	42,090
Lippo, Ltd.	122,000	34,787
Liu Chong Hing Investment, Ltd.	78,000	71,271
Luk Fook Holdings International, Ltd.	135,000	293,098
Luks Group Vietnam Holdings Co., Ltd.	68,000	10,100
Lung Kee Bermuda Holdings	90,000	23,902
Magnificent Hotel Investment, Ltd.	1,310,000	17,578
Man Wah Holdings, Ltd.	466,000	446,066
Mandarin Oriental International, Ltd.	67,000	101,175
Mason Group Holdings, Ltd.	7,685,000	24,760
Matrix Holdings, Ltd.	36,000	14,445
Melco International Development, Ltd.	183,000	353,225
Midland Holdings, Ltd. (c)	178,010	18,355
Ming Fai International Holdings, Ltd.	145,000	13,273
Miramar Hotel & Investment	51,000	91,300
Modern Dental Group, Ltd.	79,000	15,370
Nameson Holdings, Ltd.	130,000	6,701
National Electronic Holdings, Ltd.	182,600	24,566
New Century Group Hong Kong, Ltd.	912,000	12,479
Newocean Energy Holdings, Ltd. (c) (d)	398,000	37,463
NWS Holdings, Ltd.	164,000	141,693
OP Financial, Ltd.	284,000	32,261
Oriental Watch Holdings	215,600	55,144
Oshidori International Holdings, Ltd.	1,068,000	132,362
Pacific Andes International Holdings, Ltd. (a) (b) (c)	1,819,984	6,434
Pacific Basin Shipping, Ltd.	1,377,000	201,927
Pacific Textiles Holdings, Ltd.	266,000	128,758
Paliburg Holdings, Ltd.	208,000	53,629
Paradise Entertainment, Ltd. (c)	168,000	16,893
PC Partner Group, Ltd. (c)	54,000	7,167
Perfect Shape Medical, Ltd.	108,000	38,862
Pico Far East Holdings, Ltd.	318,000	48,408
Playmates Holdings, Ltd.	460,000	51,593
Playmates Toys, Ltd. (c)	236,000	7,606
Polytec Asset Holdings, Ltd.	580,900	57,676
PT International Development Co., Ltd. (c)	186,000	7,800
Public Financial Holdings, Ltd.	166,000	45,643
PYI Corp., Ltd. (c)	2,140,366	18,793
Rare Earth Magnesium Technology Group Holdings, Ltd.	500,000	11,100
Regal Hotels International Holdings, Ltd.	126,000	49,753
Regina Miracle International Holdings, Ltd.	71,000	20,263

Hong Kong—(Continued)
Sa Sa International Holdings, Ltd. (d)	286,320	48,082
Samson Holding, Ltd. (c)	146,000	4,196
SAS Dragon Holdings, Ltd.	140,000	41,080
SEA Holdings, Ltd.	103,896	75,888
Shangri-La Asia, Ltd.	220,000	189,878
Shun Ho Property Investments, Ltd.	21,615	4,741
Shun Tak Holdings, Ltd.	595,500	221,545
Sincere Watch Hong Kong, Ltd. (c)	250,000	2,291
Sing Tao News Corp., Ltd.	212,000	38,251
Singamas Container Holdings, Ltd.	724,000	47,664
SIS International Holdings	16,000	3,097
Sitoy Group Holdings, Ltd.	111,000	6,731
SmarTone Telecommunications Holdings, Ltd.	142,388	76,269
SOCAM Development, Ltd. (c)	41,987	9,054
Soundwill Holdings, Ltd.	41,500	36,799
South China Holdings Co., Ltd. (c)	1,240,000	20,639
Stella International Holdings, Ltd.	141,000	145,282
Success Universe Group, Ltd. (c)	240,000	4,645
Summit Ascent Holdings, Ltd. (c)	126,000	9,274
Sun Hung Kai & Co., Ltd.	222,440	87,302
SUNeVision Holdings, Ltd.	176,000	138,451
Synergy Group Holdings International, Ltd. (c)	112,000	3,324
TAI Cheung Holdings, Ltd.	192,000	121,945
Tai United Holdings, Ltd. (c)	200,000	1,931
Tan Chong International, Ltd.	63,000	15,688
Tao Heung Holdings, Ltd.	204,000	26,292
Television Broadcasts, Ltd.	123,500	143,400
Texwinca Holdings, Ltd.	300,000	44,341
TK Group Holdings, Ltd.	62,000	17,977
Tom Group, Ltd. (c)	270,000	41,065
Tradelink Electronic Commerce, Ltd.	256,000	29,791
Transport International Holdings, Ltd.	99,802	193,466
Union Medical Healthcare, Ltd.	32,000	16,438
United Laboratories International Holdings, Ltd. (The) (c) (d)	241,000	208,499
Up Energy Development Group, Ltd. (a) (b) (c)	92,000	287
Upbest Group, Ltd.	16,000	1,858
Value Convergence Holdings, Ltd. (c)	204,000	6,211
Value Partners Group, Ltd.	190,000	97,115
Valuetronics Holdings, Ltd.	89,790	35,573
Vedan International Holdings, Ltd.	296,000	28,643
Vitasoy International Holdings, Ltd.	102,000	392,815
VPower Group International Holdings, Ltd.	24,000	13,109
VSTECS Holdings, Ltd.	263,200	141,829
VTech Holdings, Ltd.	42,200	253,624
Wai Kee Holdings, Ltd.	54,000	26,435
Wang On Group, Ltd.	2,200,000	20,973
Win Hanverky Holdings, Ltd.	332,000	12,854
Wing On Co. International, Ltd.	46,000	103,213
Wing Tai Properties, Ltd.	232,000	115,244
Wonderful Sky Financial Group Holdings, Ltd.	44,000	3,916
YGM Trading, Ltd.	46,000	13,651
YT Realty Group, Ltd.	43,002	11,646
Yue Yuen Industrial Holdings, Ltd.	164,000	250,644
Yunfeng Financial Group, Ltd. (c)	34,000	14,320
Zhaobangji Properties Holdings, Ltd. (c)	184,000	28,541

		14,110,119

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

India—0.0%
Rhi Magnesita NV	3,120	$94,930

Ireland—0.4%
Bank of Ireland Group plc (c)	57,337	117,311
C&C Group plc	95,793	272,708
Cairn Homes plc (c)	135,193	132,002
Datalex plc (a) (b) (c)	4,783	923
FBD Holdings plc (c)	10,350	78,308
Glanbia plc	54,184	613,096
Greencore Group plc	159,206	247,960
Hostelworld Group plc	16,462	13,053
Irish Continental Group plc	33,406	132,981
Permanent TSB Group Holdings plc (c)	15,086	8,469
UDG Healthcare plc	72,722	646,219

		2,263,030

Isle of Man—0.0%
Hansard Global plc	2,566	1,051
Strix Group plc	27,212	64,974

		66,025

Israel—1.4%
Adgar Investment and Development, Ltd.	7,358	8,333
Afcon Holdings, Ltd. (c)	771	20,406
AFI Properties, Ltd. (c)	5,793	135,351
Africa Israel Residences, Ltd.	880	21,960
Airport City, Ltd. (c)	1	5
Allot, Ltd. (c)	10,216	107,851
Alrov Properties and Lodgings, Ltd.	3,141	75,571
Arad, Ltd.	2,224	36,616
Arko Holdings, Ltd. (c)	107,731	22,822
Ashtrom Group, Ltd.	9,510	100,796
Ashtrom Properties, Ltd.	13,645	46,369
Atreyu Capital Markets, Ltd.	2,021	31,927
AudioCodes, Ltd.	7,905	253,681
Avgol Industries 1953, Ltd. (c)	27,883	28,857
Azorim-Investment Development & Construction Co., Ltd. (c)	31,528	57,061
Bayside Land Corp.	266	138,149
Bet Shemesh Engines Holdings, Ltd. (c)	2,139	36,529
Big Shopping Centers, Ltd.	1,438	99,366
BioLine RX, Ltd. (c)	1	0
Blue Square Real Estate, Ltd.	1,940	67,274
Brainsway, Ltd. (c)	2,193	6,452
Camtek, Ltd.	5,058	62,596
Carasso Motors, Ltd.	5,984	17,477
Cellcom Israel, Ltd. (c)	24,928	98,170
Ceragon Networks, Ltd. (a) (b) (c)	14,799	31,818
Clal Insurance Enterprises Holdings, Ltd. (c)	9,289	77,706
Compugen, Ltd. (c)	18,461	271,397
Danel Adir Yeoshua, Ltd.	1,759	164,281
Delek Automotive Systems, Ltd.	12,832	58,449
Delta-Galil Industries, Ltd.	4,030	46,051
Dor Alon Energy in Israel, Ltd. (c)	2,364	39,171
Duniec Brothers, Ltd.	915	22,850
El Al Israel Airlines (c)	77,291	12,899
Electra Consumer Products 1970, Ltd.	3,289	76,482

Israel—(Continued)
Electra Real Estate, Ltd. (c)	6,750	31,988
Electra, Ltd.	652	277,963
Electreon Wireless, Ltd. (c)	81	4,087
Energix-Renewable Energies, Ltd. (c)	56,482	211,126
Enlight Renewable Energy, Ltd. (c)	117,775	178,637
Equital, Ltd. (c)	8,196	149,714
FMS Enterprises Migun, Ltd.	1,888	45,841
Formula Systems 1985, Ltd.	3,277	253,810
Fox Wizel, Ltd.	2,684	98,915
Gilat Satellite Networks, Ltd. (c)	9,844	63,980
Hadera Paper, Ltd. (c)	1,104	34,066
Hamlet Israel-Canada, Ltd. (c)	2,521	40,192
Harel Insurance Investments & Financial Services, Ltd.	42,503	230,216
Hilan, Ltd. (c)	5,363	215,881
IDI Insurance Co., Ltd.	2,662	62,030
IES Holdings, Ltd. (c)	569	25,663
Inrom Construction Industries, Ltd.	22,474	73,699
Intercure, Ltd. (c)	10,321	11,435
Israel Canada T.R., Ltd.	36,696	40,654
Israel Land Development Co., Ltd. (The)	3,950	26,171
Isras Investment Co., Ltd.	541	73,160
Issta Lines, Ltd. (c)	1,175	10,697
Itamar Medical, Ltd. (c)	11,055	7,052
Kamada, Ltd. (c)	11,729	89,460
Kerur Holdings, Ltd.	2,088	56,997
Klil Industries, Ltd. (c)	315	20,656
Levinstein Properties, Ltd.	1,208	20,171
Magic Software Enterprises, Ltd.	9,462	107,505
Malam - Team, Ltd.	335	66,929
Matrix IT, Ltd.	10,787	229,714
Maytronics, Ltd.	14,096	160,325
Mediterranean Towers, Ltd. (c)	28,011	58,940
Mega Or Holdings, Ltd.	4,941	110,499
Mehadrin, Ltd. (c)	108	3,652
Meitav Dash Investments, Ltd.	8,613	23,494
Menora Mivtachim Holdings, Ltd.	11,310	113,715
Migdal Insurance & Financial Holding, Ltd.	94,179	49,012
Mivne Real Estate KD, Ltd. (c)	42,510	76,699
Mivtach Shamir Holdings, Ltd. (c)	1,966	31,616
Naphtha Israel Petroleum Corp., Ltd. (c)	14,775	48,168
Nawi Brothers, Ltd. (c)	4,888	20,038
Neto ME Holdings, Ltd.	788	28,798
Nova Measuring Instruments, Ltd. (c)	8,789	423,176
Novolog, Ltd. (c)	5,556	4,113
NR Spuntech Industries, Ltd.	3,848	9,758
Oil Refineries, Ltd.	418,554	77,971
One Software Technologies, Ltd.	900	64,449
OPC Energy, Ltd.	13,432	109,392
Partner Communications Co., Ltd. (c)	36,424	161,808
Paz Oil Co., Ltd.	2,185	174,916
Perion Network, Ltd. (c)	3,139	16,373
Phoenix Holdings, Ltd. (The) (c)	34,276	127,521
Plasson Industries, Ltd.	1,729	60,158
Plus500, Ltd.	28,532	464,703
Priortech, Ltd.	2,244	26,652
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	121,774
Scope Metals Group, Ltd.	1,844	27,584

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Shapir Engineering & Industry, Ltd. (c)	19,724	$119,818
Shikun & Binui, Ltd. (c)	73,332	262,297
Shufersal, Ltd.	26,239	171,243
Summit Real Estate Holdings, Ltd.	8,001	72,937
Suny Cellular Communication, Ltd. (c)	16,495	4,093
Tadiran Holdings, Ltd.	855	42,187
Union Bank of Israel	7,545	36,193
Victory Supermarket Chain, Ltd.	589	11,993
YH Dimri Construction & Development, Ltd.	1,750	45,793

		8,394,990

Italy—3.8%
A/S Roma S.p.A. (c) (d)	31,585	16,220
A2A S.p.A.	414,700	586,538
ACEA S.p.A.	22,854	438,281
Aeffe S.p.A. (c)	11,359	12,317
Amplifon S.p.A. (c)	25,650	682,232
Anima Holding S.p.A.	92,515	397,255
Aquafil S.p.A. (c)	3,537	15,458
Arnoldo Mondadori Editore S.p.A. (c)	63,913	68,795
Ascopiave S.p.A.	19,908	83,872
Autogrill S.p.A. (c)	41,121	215,776
Autostrade Meridionali S.p.A. (c)	777	19,374
Avio S.p.A. (c)	6,077	104,065
Azimut Holding S.p.A.	40,388	688,877
B&C Speakers S.p.A. (c)	1,431	17,604
Banca Carige S.p.A. (a) (b) (c)	156,432	49
Banca Farmafactoring S.p.A.	34,258	194,558
Banca Generali S.p.A.	20,652	617,701
Banca IFIS S.p.A.	7,714	73,997
Banca Popolare dell’Emilia Romagna SC (c) (d)	202,667	502,889
Banca Popolare di Sondrio Scarl (c)	173,614	327,412
Banca Profilo S.p.A.	117,883	26,477
Banca Sistema S.p.A.	24,896	40,726
Banco BPM S.p.A. (c)	488,208	726,951
Banco di Desio e della Brianza S.p.A.	20,306	49,477
BasicNet S.p.A.	7,658	34,462
Be Shaping The Future S.p.A	29,207	35,200
Biesse S.p.A. (c)	6,021	75,848
Brembo S.p.A. (c)	45,165	416,662
Brunello Cucinelli S.p.A. (c)	9,914	294,214
Buzzi Unicem S.p.A.	4,054	50,312
Buzzi Unicem S.p.A.	27,815	598,158
Cairo Communication S.p.A. (c)	30,775	50,657
Carel Industries S.p.A.	4,431	81,280
Cementir Holding NV	21,979	156,164
Cerved Group S.p.A. (c)	54,086	388,182
CIR SpA-Compagnie Industriali	315,684	147,425
Credito Emiliano S.p.A.	35,381	174,692
Credito Valtellinese S.p.A. (c) (d)	29,274	172,683
d’Amico International Shipping S.A. (c)	115,150	10,995
Danieli & C Officine Meccaniche S.p.A.	1,734	14,137
Danieli & C Officine Meccaniche S.p.A. (d)	6,046	77,217
Datalogic S.p.A.	8,028	99,355
De’Longhi S.p.A. (c)	18,916	495,194
DeA Capital S.p.A.	32,300	46,137

Italy—(Continued)
DiaSorin S.p.A.	1,887	360,961
Elica S.p.A. (c) (d)	11,044	33,474
Emak S.p.A. (c)	23,063	17,474
Enav S.p.A.	52,688	238,045
ERG S.p.A.	21,603	465,286
Esprinet S.p.A. (c)	14,507	61,376
Eurotech S.p.A. (c)	13,076	81,627
Falck Renewables S.p.A.	49,296	300,893
Fiera Milano S.p.A.	10,587	36,012
Fila S.p.A. (c)	3,057	30,218
Fincantieri S.p.A. (c) (d)	93,136	63,912
FinecoBank Banca Fineco S.p.A. (c)	6,316	85,109
FNM S.p.A. (c)	55,327	27,701
Geox S.p.A. (c)	34,378	27,812
Gruppo MutuiOnline S.p.A.	8,426	179,918
Hera S.p.A. (c)	272,570	1,023,697
Illimity Bank S.p.A. (c)	11,884	97,748
IMMSI S.p.A. (c)	100,436	43,872
Industria Macchine Automatiche S.p.A.	5,865	352,251
Intek Group S.p.A. (c)	80,757	23,574
Interpump Group S.p.A.	22,700	673,525
Iren S.p.A.	231,134	572,307
Italgas S.p.A.	151,950	881,700
Italmobiliare S.p.A.	4,207	137,342
IVS Group S.A.	3,278	20,052
Juventus Football Club S.p.A. (c) (d)	194,611	201,907
La Doria S.p.A.	3,877	49,354
Leonardo S.p.A.	46,315	306,423
LU-VE S.p.A.	1,991	27,501
Maire Tecnimont S.p.A. (c)	42,334	81,682
MARR S.p.A. (c)	12,745	191,170
Massimo Zanetti Beverage Group S.p.A.	3,423	17,894
Mediaset S.p.A. (c) (d)	170,346	302,681
Openjobmetis S.p.A. agenzia per il lavoro	1,209	8,288
OVS S.p.A. (c)	56,351	61,195
Piaggio & C S.p.A.	71,430	172,832
Pirelli & C S.p.A. (c) (d)	101,331	429,170
Prima Industrie S.p.A. (c)	1,853	27,002
Prysmian S.p.A.	49,628	1,148,028
RAI Way S.p.A. (c)	24,727	162,390
Reno de Medici S.p.A.	46,743	37,137
Reply S.p.A.	6,572	529,935
Retelit S.p.A.	36,769	72,650
Rizzoli Corriere Della Sera Mediagroup S.p.A. (c)	39,016	27,018
Sabaf S.p.A. (c)	3,059	37,972
SAES Getters S.p.A.	1,640	44,178
Safilo Group S.p.A. (c) (d)	12,212	9,682
Saipem S.p.A.	197,655	492,034
Salvatore Ferragamo S.p.A. (c) (d)	16,352	221,081
Saras S.p.A. (c)	169,450	133,089
Servizi Italia S.p.A.	1,701	4,430
Sesa S.p.A.	2,065	124,154
Societa Cattolica di Assicurazioni SC (c) (d)	65,792	377,848
Sogefi S.p.A. (c)	24,822	24,374
SOL S.p.A.	11,001	129,702
Tamburi Investment Partners S.p.A.	38,251	249,924
Technogym S.p.A. (c)	25,428	211,662

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Tinexta S.p.A. (c)	6,919	$92,710
Tod’s S.p.A. (c)	3,954	117,105
TXT e-solutions S.p.A. (c)	2,997	25,432
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unieuro S.p.A. (c)	3,192	26,845
Unione di Banche Italiane S.p.A. (c)	325,151	1,060,972
Unipol Gruppo Finanziario S.p.A. (c)	140,578	545,973
Webuild S.p.A. (d)	70,140	109,792
Wiit S.p.A.	183	26,782
Zignago Vetro S.p.A.	9,968	149,074

		23,230,833

Japan—24.9%
77 Bank, Ltd. (The)	17,700	263,243
A&A Material Corp.	1,200	11,931
A&D Co., Ltd.	6,000	38,854
A/S One Corp.	1,500	163,825
Abist Co., Ltd.	600	14,867
Access Co., Ltd.	1,500	13,850
Achilles Corp.	6,500	116,997
Ad-sol Nissin Corp.	1,900	41,291
Adastria Co., Ltd.	8,040	128,531
ADEKA Corp.	27,700	368,829
Advan Co., Ltd.	6,700	83,246
Advance Create Co., Ltd.	800	15,633
Advanex, Inc.	900	11,231
Advantage Risk Management Co., Ltd.	1,300	9,482
Adventure, Inc. (c)	600	23,954
Adways, Inc.	4,000	12,676
Aeon Delight Co., Ltd.	6,200	171,973
Aeon Fantasy Co., Ltd. (d)	2,400	34,214
Aeon Hokkaido Corp.	4,800	37,212
Aeria, Inc. (c)	2,200	10,206
AFC-HD AMS Life Science Co., Ltd.	1,900	12,104
Ahresty Corp.	9,200	30,400
Ai Holdings Corp.	11,000	158,557
Aica Kogyo Co., Ltd.	2,100	68,841
Aichi Bank, Ltd. (The)	2,600	67,019
Aichi Corp.	10,800	74,423
Aichi Steel Corp.	4,300	122,002
Aichi Tokei Denki Co., Ltd.	1,600	66,536
Aida Engineering, Ltd.	20,700	139,924
Aiful Corp. (c)	106,300	233,746
Ain Holdings, Inc.	300	19,629
Aiphone Co., Ltd.	4,600	67,176
Airport Facilities Co., Ltd.	7,500	29,513
Aisan Industry Co., Ltd.	10,400	51,032
Aizawa Securities Co., Ltd.	13,800	87,509
Ajis Co., Ltd.	500	11,894
Akatsuki Corp.	8,100	19,766
Akatsuki, Inc. (d)	1,500	53,240
Akebono Brake Industry Co., Ltd. (c)	17,400	27,624
Akita Bank, Ltd. (The) (d)	6,200	83,396
Albis Co., Ltd.	1,600	32,395
Alconix Corp.	6,400	69,031
Alinco, Inc.	5,800	50,128

Japan—(Continued)
Alleanza Holdings Co., Ltd.	1,400	13,376
Alpen Co., Ltd. (d)	7,000	108,458
Alpha Corp.	2,200	19,191
Alpha Systems, Inc.	140	4,832
Alps Logistics Co., Ltd.	6,000	42,834
Altech Corp.	5,720	101,123
Amano Corp.	14,400	298,724
Amiyaki Tei Co., Ltd.	1,100	32,374
Amuse, Inc.	2,800	57,284
Anabuki Kosan, Inc. (d)	800	11,838
Anest Iwata Corp.	10,400	80,806
AOI Electronics Co., Ltd.	1,100	24,276
AOI TYO Holdings, Inc. (d)	6,428	26,241
AOKI Holdings, Inc.	15,900	92,022
Aomori Bank, Ltd. (The)	6,900	143,200
Aoyama Trading Co., Ltd.	14,500	98,466
Aoyama Zaisan Networks Co., Ltd.	1,400	19,528
Apaman Co., Ltd.	2,100	11,449
Arakawa Chemical Industries, Ltd.	6,600	75,773
Arata Corp.	4,200	188,018
Araya Industrial Co., Ltd.	2,600	27,724
Arcland Sakamoto Co., Ltd.	10,600	186,098
Arcland Service Holdings Co., Ltd.	4,000	70,903
Arcs Co., Ltd.	13,364	268,508
Arealink Co., Ltd. (d)	3,100	25,414
Argo Graphics, Inc.	5,600	174,485
Arisawa Manufacturing Co., Ltd.	14,300	106,363
Arrk Corp. (c)	22,600	23,896
Artiza Networks, Inc. (c)	1,800	32,902
Artnature, Inc.	5,000	28,510
Asahi Broadcasting Corp.	2,400	17,129
Asahi Co., Ltd.	4,500	62,155
Asahi Diamond Industrial Co., Ltd.	21,200	96,323
Asahi Holdings, Inc.	9,600	254,083
Asahi Kogyosha Co., Ltd.	1,700	51,914
Asahi Net, Inc.	5,000	61,647
Asahi Printing Co., Ltd.	400	3,254
ASAHI YUKIZAI Corp.	5,000	66,397
Asahipen Corp.	400	6,225
Asante, Inc.	2,300	31,226
Asanuma Corp.	2,400	92,055
Asax Co., Ltd.	5,400	33,341
Ashimori Industry Co., Ltd.	1,600	14,994
Asia Pile Holdings Corp.	3,800	16,666
Asics Corp.	2,400	27,316
ASKA Pharmaceutical Co., Ltd.	7,500	84,294
ASKUL Corp.	2,400	76,804
Asukanet Co., Ltd.	1,300	18,722
Ateam, Inc.	2,900	23,111
Atom Corp. (d)	25,900	196,975
Atsugi Co., Ltd. (c)	6,100	34,706
Aucnet, Inc.	2,700	25,287
Autobacs Seven Co., Ltd.	24,500	308,521
Avant Corp.	5,800	55,709
Avantia Co., Ltd.	3,000	24,148
Avex, Inc.	12,000	94,928
Awa Bank, Ltd. (The) (d)	14,600	327,513

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Axell Corp. (d)	3,800	$26,354
Axial Retailing, Inc.	5,100	203,505
Axyz Co., Ltd.	500	12,763
Azia Co., Ltd.	1,500	19,553
Bando Chemical Industries, Ltd.	15,400	93,406
Bank of Iwate, Ltd. (The)	6,000	144,660
Bank of Kochi, Ltd. (The)	1,600	9,822
Bank of Nagoya, Ltd. (The)	5,400	115,855
Bank of Okinawa, Ltd. (The)	9,160	262,711
Bank of Saga, Ltd. (The)	6,100	66,366
Bank of the Ryukyus, Ltd.	15,800	140,030
Baroque Japan, Ltd.	3,100	19,211
BayCurrent Consulting, Inc.	4,200	349,263
Beaglee, Inc. (c)	1,500	26,171
Belc Co., Ltd.	2,800	191,339
Bell System24 Holdings, Inc.	9,900	128,005
Belluna Co., Ltd.	16,800	94,414
BeNEXT Group, Inc.	6,000	52,352
Bengo4.com, Inc. (c)	1,200	114,201
Bic Camera, Inc.	13,300	140,912
Biofermin Pharmaceutical Co., Ltd.	1,100	24,353
BML, Inc.	7,600	198,647
Bookoff Group Holdings, Ltd. (d)	4,700	36,518
Bourbon Corp.	600	10,110
BP Castrol KK	2,600	28,265
Br Holdings Corp.	7,400	42,819
BrainPad, Inc. (c)	1,100	46,793
Broadleaf Co., Ltd.	24,600	120,234
BRONCO BILLY Co., Ltd.	2,400	53,876
Bull-Dog Sauce Co., Ltd.	1,200	12,786
Bunka Shutter Co., Ltd.	19,000	131,554
Business Brain Showa-Ota, Inc.	2,600	30,524
C Uyemura & Co., Ltd.	2,800	169,114
C.I. Takiron Corp.	18,000	116,993
CAC Holdings Corp.	6,200	68,552
Can Do Co., Ltd.	3,500	67,522
Canare Electric Co., Ltd.	800	12,932
Canon Electronics, Inc.	7,400	110,444
Career Design Center Co., Ltd.	1,600	13,892
Carlit Holdings Co., Ltd.	7,300	34,194
Casa, Inc.	1,000	10,502
Cawachi, Ltd.	5,700	146,765
Central Automotive Products, Ltd.	3,000	58,700
Central Glass Co., Ltd.	15,000	254,785
Central Security Patrols Co., Ltd.	2,300	91,006
Central Sports Co., Ltd.	2,400	50,077
Ceres, Inc.	1,100	12,115
Charm Care Corp.	3,200	25,037
Chiba Kogyo Bank, Ltd. (The)	16,000	34,733
Chikaranomoto Holdings Co., Ltd.	1,000	6,438
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	41,074
CHIMNEY Co., Ltd.	1,400	18,885
Chino Corp.	2,700	34,845
Chiyoda Co., Ltd.	5,800	63,627
Chiyoda Integre Co., Ltd.	4,600	70,720
Chodai Co., Ltd.	1,400	14,088
Chofu Seisakusho Co., Ltd.	5,700	119,728

Japan—(Continued)
Chori Co., Ltd.	5,000	85,417
Choushimaru Co., Ltd. (c)	1,200	12,161
Chubu Shiryo Co., Ltd.	7,900	119,490
Chudenko Corp.	9,700	208,161
Chuetsu Pulp & Paper Co., Ltd.	3,500	50,293
Chugai Ro Co., Ltd.	2,900	41,286
Chugoku Bank, Ltd. (The) (d)	36,700	339,671
Chugoku Marine Paints, Ltd.	22,000	163,205
Chukyo Bank, Ltd. (The)	3,900	77,676
Chuo Gyorui Co., Ltd.	200	4,861
Chuo Spring Co., Ltd.	1,400	36,503
Citizen Watch Co., Ltd.	93,400	303,413
Cleanup Corp.	7,300	38,651
CMIC Holdings Co., Ltd.	3,900	51,661
CMK Corp.	18,200	70,070
Cocokara fine, Inc.	5,700	306,479
Colowide Co., Ltd.	15,900	216,587
Como Co., Ltd.	400	8,906
Computer Engineering & Consulting, Ltd.	8,200	129,340
Computer Institute of Japan, Ltd.	2,000	15,245
Comture Corp.	5,400	140,844
CONEXIO Corp.	4,600	60,934
Core Corp.	2,500	27,616
Corona Corp.	5,600	53,688
Cosel Co., Ltd.	9,900	86,038
Cosmo Energy Holdings Co., Ltd.	19,700	287,032
Cosmos Initia Co., Ltd.	3,500	13,032
Cota Co., Ltd.	4,114	45,193
Create Medic Co., Ltd.	1,800	16,403
Create Restaurants Holdings, Inc.	24,800	163,664
Create SD Holdings Co., Ltd.	5,900	182,904
Creek & River Co., Ltd.	3,900	38,713
Cresco, Ltd.	4,000	52,706
CTI Engineering Co., Ltd.	4,800	75,966
CTS Co., Ltd.	8,900	73,822
Cube System, Inc.	4,700	46,391
Curves Holdings Co., Ltd. (c)	11,600	63,852
Cyber Com Co., Ltd.	1,100	18,860
Cybozu, Inc.	6,400	199,232
Dai Nippon Toryo Co., Ltd.	9,400	81,765
Dai-Dan Co., Ltd.	6,000	156,880
Dai-ichi Seiko Co., Ltd. (d)	3,100	62,321
Daibiru Corp.	18,800	171,799
Daido Kogyo Co., Ltd.	2,000	12,422
Daido Metal Co., Ltd.	13,400	68,255
Daido Steel Co., Ltd.	8,400	257,610
Daidoh, Ltd.	10,800	21,730
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	36,274
Daihen Corp.	7,200	258,062
Daiho Corp.	5,000	112,184
Daiichi Jitsugyo Co., Ltd.	2,800	94,877
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	36,634
Daiichikosho Co., Ltd.	8,000	239,412
Daiken Corp.	4,800	80,508
Daiken Medical Co., Ltd.	4,400	24,571
Daiki Aluminium Industry Co., Ltd.	9,000	47,343
Daiki Axis Co., Ltd.	1,300	9,690

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Daiko Denshi Tsushin, Ltd.	1,300	$7,977
Daikoku Denki Co., Ltd.	2,700	32,104
Daikokutenbussan Co., Ltd.	1,900	84,837
Daikyonishikawa Corp.	11,600	51,774
Dainichi Co., Ltd.	4,100	26,338
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,000	108,203
Daiohs Corp.	900	8,486
Daiseki Co., Ltd.	10,700	284,963
Daishi Hokuetsu Financial Group, Inc.	15,100	305,371
Daishinku Corp.	2,600	51,626
Daisue Construction Co., Ltd.	2,300	17,660
Daito Bank, Ltd. (The)	5,200	30,282
Daito Pharmaceutical Co., Ltd.	3,960	147,070
Daitron Co., Ltd.	2,400	37,245
Daiwa Industries, Ltd.	11,000	92,608
Daiwabo Holdings Co., Ltd.	6,100	398,343
DCM Holdings Co., Ltd.	37,900	434,881
DD Holdings Co., Ltd.	3,000	25,478
Dear Life Co., Ltd.	7,500	34,993
Delica Foods Holdings Co., Ltd.	600	3,424
DeNA Co., Ltd.	16,800	209,363
Densan System Co., Ltd.	1,700	61,105
Denyo Co., Ltd.	4,800	84,922
Descente, Ltd. (c)	8,100	111,710
Dexerials Corp.	15,300	119,798
Digital Arts, Inc.	2,900	234,106
Digital Garage, Inc.	5,500	175,106
Digital Information Technologies Corp.	1,300	17,147
Dip Corp.	8,100	163,304
DKK Co., Ltd.	4,200	101,125
DKS Co., Ltd. (d)	3,300	158,545
DMG Mori Co., Ltd.	28,400	344,576
DMW Corp.	700	17,579
Doshisha Co., Ltd.	8,200	123,976
Double Standard, Inc.	700	32,711
Doutor Nichires Holdings Co., Ltd.	11,500	185,735
Dowa Holdings Co., Ltd.	9,500	288,186
Drecom Co., Ltd. (c)	2,700	16,039
DTS Corp.	11,700	241,336
Duskin Co., Ltd. (d)	13,700	348,874
DyDo Group Holdings, Inc. (d)	3,200	144,573
Dynic Corp.	3,200	21,954
E-Guardian, Inc.	2,400	63,730
Eagle Industry Co., Ltd.	7,800	52,102
Earth Corp.	2,600	197,849
EAT&Co, Ltd.	1,400	23,101
Ebara Foods Industry, Inc.	700	14,113
Ebara Jitsugyo Co., Ltd.	2,500	65,952
Ebase Co., Ltd.	4,800	61,480
eBook Initiative Japan Co., Ltd. (c)	900	26,114
Eco’s Co., Ltd.	1,400	24,944
EDION Corp.	28,900	292,821
EF-ON, Inc.	6,100	33,795
eGuarantee, Inc.	8,200	193,652
Ehime Bank, Ltd. (The)	11,400	123,114
Eidai Co., Ltd.	10,000	29,103
Eiken Chemical Co., Ltd.	9,400	150,306

Japan—(Continued)
Eizo Corp.	6,300	237,180
Elan Corp.	3,200	56,286
Elecom Co., Ltd.	5,300	258,568
Elematec Corp.	8,000	64,966
EM Systems Co., Ltd.	9,000	82,058
en-japan, Inc.	6,500	160,301
Endo Lighting Corp.	2,600	14,853
Enigmo, Inc.	6,400	78,920
Enplas Corp.	3,400	74,808
Enshu, Ltd.	2,300	19,519
Entrust, Inc.	1,500	10,300
EPS Holdings, Inc.	10,800	103,278
eRex Co., Ltd.	8,000	104,754
ES-Con Japan, Ltd.	10,500	79,535
Escrow Agent Japan, Inc.	5,100	9,324
Eslead Corp.	2,700	33,906
ESPEC Corp.	7,100	117,358
Exedy Corp.	11,600	172,243
Extreme Co., Ltd.	700	10,337
F&M Co., Ltd.	1,600	16,843
F-Tech, Inc.	6,000	27,772
Faith, Inc.	2,680	16,524
FALCO HOLDINGS Co., Ltd.	3,100	44,845
FAN Communications, Inc.	11,700	48,885
FCC Co., Ltd.	12,600	215,778
FDK Corp. (c)	3,600	28,796
Feed One Co., Ltd.	41,380	77,104
Ferrotec Holdings Corp.	10,400	62,652
FFRI Security, Inc. (c)	1,000	22,485
Fibergate, Inc. (d)	1,800	25,344
FIDEA Holdings Co., Ltd.	62,510	58,548
Fields Corp.	6,000	18,740
Financial Products Group Co., Ltd. (d)	19,700	108,271
FINDEX, Inc.	3,900	36,952
First Bank of Toyama, Ltd. (The)	10,700	26,594
First Brothers Co., Ltd.	900	6,221
First Juken Co., Ltd.	3,400	29,535
First-corp, Inc.	1,600	8,103
Fixstars Corp.	2,700	32,158
FJ Next Co., Ltd. (d)	3,800	30,238
Focus Systems Corp.	2,900	22,951
Forval Corp.	1,900	18,197
Foster Electric Co., Ltd.	8,800	85,745
France Bed Holdings Co., Ltd.	9,300	72,780
Freebit Co., Ltd.	2,100	14,092
Freund Corp.	2,400	14,467
FTGroup Co., Ltd.	1,500	18,142
Fudo Tetra Corp.	6,030	79,436
Fuji Co., Ltd.	6,700	116,471
Fuji Corp.	13,800	241,377
Fuji Corp., Ltd.	8,600	42,838
Fuji Corp/Miyagi	600	11,133
Fuji Kyuko Co., Ltd.	4,700	146,484
Fuji Oil Co., Ltd. (c)	21,100	33,466
Fuji Pharma Co., Ltd.	4,600	49,670
Fuji Seal International, Inc.	13,900	270,248
Fuji Soft, Inc. (d)	4,900	193,831

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Fujibo Holdings, Inc.	3,700	$111,674
Fujicco Co., Ltd.	7,100	131,940
Fujikura Composites, Inc.	5,800	19,906
Fujikura Kasei Co., Ltd.	9,500	45,977
Fujikura, Ltd.	83,900	241,411
Fujimori Kogyo Co., Ltd.	5,500	191,499
Fujio Food System Co., Ltd. (d)	1,200	15,945
Fujisash Co., Ltd.	24,500	19,213
Fujishoji Co., Ltd.	1,300	8,273
Fujita Kanko, Inc. (d)	3,300	52,027
Fujitec Co., Ltd.	9,600	176,166
Fujitsu Frontech, Ltd.	4,500	45,182
Fujitsu General, Ltd.	7,600	155,605
Fujiya Co., Ltd.	3,300	68,215
FuKoKu Co., Ltd.	5,100	32,393
Fukuda Corp.	2,100	95,288
Fukuda Denshi Co., Ltd.	1,200	80,282
Fukui Bank, Ltd. (The)	9,200	142,812
Fukui Computer Holdings, Inc.	2,700	68,915
Fukushima Bank, Ltd. (The)	11,200	17,763
Fukushima Galilei Co., Ltd.	4,200	133,012
Fukuyama Transporting Co., Ltd.	4,100	143,182
FULLCAST Holdings Co., Ltd.	7,200	96,546
Funai Electric Co., Ltd. (c)	7,900	36,944
Funai Soken Holdings, Inc.	11,770	264,760
Furukawa Battery Co., Ltd. (The)	5,000	61,402
Furukawa Co., Ltd.	10,500	106,658
Furukawa Electric Co., Ltd.	20,900	506,007
Furuno Electric Co., Ltd.	10,500	94,777
Furusato Industries, Ltd.	3,700	48,060
Furuya Metal Co., Ltd.	400	23,282
Furyu Corp.	4,300	41,266
Fuso Chemical Co., Ltd.	4,600	167,708
Fuso Pharmaceutical Industries, Ltd.	2,600	60,528
Futaba Corp.	10,200	93,141
Futaba Industrial Co., Ltd.	19,600	81,640
Future Corp.	7,400	118,013
Fuyo General Lease Co., Ltd.	6,100	338,959
G-7 Holdings, Inc.	4,200	91,263
G-Tekt Corp.	7,700	74,416
GA Technologies Co., Ltd. (c)	400	25,548
Gakken Holdings Co., Ltd.	6,400	85,929
Gakkyusha Co., Ltd.	2,800	28,140
Gakujo Co., Ltd.	900	10,006
GCA Corp.	5,800	33,195
Gecoss Corp.	4,600	39,496
Genki Sushi Co., Ltd.	1,600	34,285
Genky DrugStores Co., Ltd.	2,400	79,107
Geo Holdings Corp.	12,300	154,236
Gfoot Co., Ltd.	2,100	10,031
Giken, Ltd.	4,600	216,739
GL Sciences, Inc.	1,300	21,870
GLOBERIDE, Inc.	3,500	65,633
Glory, Ltd.	13,000	295,430
GMO Click Holdings, Inc.	8,000	47,125
GMO Cloud K.K. (d)	1,500	139,061
GMO Pepabo, Inc. (d)	700	21,605

Japan—(Continued)
Godo Steel, Ltd.	4,100	69,562
Goldcrest Co., Ltd.	7,230	98,892
Golf Digest Online, Inc.	900	4,424
Good Com Asset Co., Ltd.	800	12,433
Grace Technology, Inc.	2,700	159,146
Grandy House Corp.	3,600	12,567
Gree, Inc.	37,200	159,380
Greens Co., Ltd.	1,000	4,428
GS Yuasa Corp.	21,400	378,562
GSI Creos Corp.	2,800	32,852
Gun-Ei Chemical Industry Co., Ltd.	1,800	43,717
GungHo Online Entertainment, Inc.	10,400	185,363
Gunma Bank, Ltd. (The) (d)	84,300	267,401
Gunze, Ltd.	6,600	244,742
Gurunavi, Inc.	8,500	58,302
H-One Co., Ltd.	6,000	30,776
H2O Retailing Corp.	28,900	193,030
HABA Laboratories, Inc. (d)	700	32,804
Hachijuni Bank, Ltd. (The)	72,200	273,855
Hagihara Industries, Inc.	4,000	52,775
Hagiwara Electric Holdings Co., Ltd.	1,200	22,747
Hakudo Co., Ltd.	2,400	30,863
Hakuto Co., Ltd.	5,900	53,766
Hakuyosha Co., Ltd.	800	21,362
Halows Co., Ltd.	1,100	34,359
Hamakyorex Co., Ltd.	5,600	161,230
Hamee Corp.	1,800	28,017
Hanwa Co., Ltd.	12,800	234,069
Happinet Corp.	5,000	52,157
Hard Off Corp. Co., Ltd.	3,700	24,458
Harima Chemicals Group, Inc.	7,100	64,797
Haruyama Holdings, Inc.	5,400	38,211
Hazama Ando Corp.	54,490	314,844
Hearts United Group Co., Ltd.	2,600	20,453
Heiwa Corp.	9,800	163,718
Heiwa Real Estate Co., Ltd.	14,400	411,359
Heiwado Co., Ltd.	11,200	196,283
Helios Techno Holding Co., Ltd.	2,900	9,011
HI-LEX Corp.	7,700	85,119
Hibino Corp.	500	5,426
Hibiya Engineering, Ltd.	7,800	135,188
Hiday Hidaka Corp.	7,496	116,818
Himaraya Co., Ltd.	2,600	20,223
Hinokiya Group Co., Ltd.	1,500	22,968
Hioki EE Corp.	3,000	80,069
Hirakawa Hewtech Corp.	2,000	19,679
Hiramatsu, Inc. (c)	7,300	12,186
Hirano Tecseed Co., Ltd.	500	6,121
Hirose Tusyo, Inc.	300	5,196
Hiroshima Bank, Ltd. (The) (d)	64,700	304,867
Hiroshima Gas Co., Ltd.	7,000	23,418
HIS Co., Ltd. (d)	11,100	164,398
Hisaka Works, Ltd.	9,600	66,237
Hitachi Maxell, Ltd.	15,300	142,547
Hitachi Zosen Corp.	61,600	224,568
Hito Communications Holdings, Inc. (c) (d)	1,700	16,436
Hochiki Corp.	4,600	52,217

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hodogaya Chemical Co., Ltd.	1,800	$72,814
Hogy Medical Co., Ltd.	6,000	184,616
Hokkaido Electric Power Co., Inc.	53,500	205,373
Hokkaido Gas Co., Ltd.	5,400	79,325
Hokkan Holdings, Ltd.	5,000	84,312
Hokko Chemical Industry Co., Ltd.	8,000	45,690
Hokkoku Bank, Ltd. (The)	10,100	267,571
Hokuetsu Corp.	47,900	169,657
Hokuetsu Industries Co., Ltd.	7,000	66,720
Hokuhoku Financial Group, Inc.	37,300	308,323
Hokuriku Electric Industry Co., Ltd.	2,800	22,770
Hokuriku Electric Power Co. (c)	47,000	299,762
Hokuriku Electrical Construction Co., Ltd.	3,000	25,587
Hokuriku Gas Co., Ltd.	1,000	28,801
Hokuto Corp.	7,100	133,786
Honda Tsushin Kogyo Co., Ltd.	6,100	24,667
Honeys Holdings Co., Ltd.	6,930	73,652
Honma Golf, Ltd.	27,000	11,420
Hoosiers Holdings Co., Ltd.	8,000	39,317
Hosiden Corp.	20,000	175,138
Hosokawa Micron Corp.	2,200	116,478
Hotland Co., Ltd. (d)	3,200	34,455
House Do Co., Ltd. (d)	600	5,083
Howa Machinery, Ltd.	5,700	41,713
HUB Co., Ltd.	1,200	7,801
Hyakugo Bank, Ltd. (The)	88,000	268,456
Hyakujushi Bank, Ltd. (The)	9,800	176,464
I K K, Inc.	3,100	16,964
I’rom Group Co., Ltd. (d)	2,700	72,586
I-Net Corp.	3,520	49,257
I-O Data Device, Inc.	1,800	17,788
IBJ, Inc. (d)	4,900	34,162
Ichibanya Co., Ltd.	3,800	167,181
Ichigo, Inc. (d)	68,700	172,187
Ichiken Co., Ltd.	2,400	33,622
Ichikoh Industries, Ltd.	9,000	40,921
Ichimasa Kamaboko Co., Ltd.	1,100	10,244
ICHINEN HOLDINGS Co., Ltd.	7,400	82,349
Ichiyoshi Securities Co., Ltd.	12,600	53,081
Icom, Inc.	3,800	109,005
ID Holdings Corp.	2,600	34,010
Idec Corp.	7,500	119,514
IDOM, Inc.	20,400	94,078
Ihara Science Corp.	1,800	24,038
IHI Corp.	6,500	94,017
Iino Kaiun Kaisha, Ltd.	32,200	101,533
IJT Technology Holdings Co., Ltd.	9,000	36,981
Ikegami Tsushinki Co., Ltd.	2,600	20,904
Imagica Group, Inc.	4,500	16,579
Imasen Electric Industrial	7,200	49,268
Imuraya Group Co., Ltd.	2,900	61,321
Inaba Denki Sangyo Co., Ltd.	16,200	360,830
Inaba Seisakusho Co., Ltd.	3,200	41,237
Inabata & Co., Ltd.	17,700	213,538
Ines Corp.	9,500	120,310
Infocom Corp.	7,500	205,218
Infomart Corp.	31,000	215,321

Japan—(Continued)
Information Services International-Dentsu, Ltd.	3,700	171,945
Innotech Corp.	6,600	57,435
Insource Co., Ltd.	1,250	30,582
Intage Holdings, Inc.	11,600	95,143
Intelligent Wave, Inc.	3,400	25,962
Inter Action Corp.	1,700	31,025
Internet Initiative Japan, Inc.	9,800	334,064
Inui Global Logistics Co., Ltd.	5,355	41,343
IR Japan Holdings, Ltd.	1,700	179,858
Iriso Electronics Co., Ltd.	6,300	205,785
Ise Chemicals Corp.	1,000	28,820
Iseki & Co., Ltd.	7,400	75,984
Ishihara Chemical Co., Ltd.	600	11,176
Ishihara Sangyo Kaisha, Ltd.	12,200	79,814
Ishii Iron Works Co., Ltd.	900	20,873
Ishizuka Glass Co., Ltd.	500	9,031
Isolite Insulating Products Co., Ltd.	2,900	11,728
Itfor, Inc.	9,100	64,258
Itochu Enex Co., Ltd.	19,400	156,832
Itochu-Shokuhin Co., Ltd.	2,400	114,121
Itoham Yonekyu Holdings, Inc.	29,500	177,477
Itoki Corp.	15,600	49,396
Itokuro, Inc. (c)	1,900	23,402
IwaiCosmo Holdings, Inc.	7,900	80,616
Iwaki & Co., Ltd.	9,000	42,319
Iwaki Co., Ltd.	1,300	12,874
Iwasaki Electric Co., Ltd.	2,500	44,828
Iwatani Corp.	10,300	359,831
Iwatsuka Confectionery Co., Ltd.	1,000	34,796
Iyo Bank, Ltd. (The)	61,000	372,200
J Trust Co., Ltd.	21,200	60,251
J-Oil Mills, Inc.	4,000	147,751
JAC Recruitment Co., Ltd.	5,400	57,220
Jaccs Co., Ltd.	6,100	99,353
Jafco Co., Ltd.	9,300	313,651
Jalux, Inc.	2,400	39,782
Jamco Corp.	3,400	24,296
Janome Sewing Machine Co., Ltd.	7,099	29,959
Japan Asia Investment Co., Ltd. (c)	4,900	10,408
Japan Asset Marketing Co., Ltd. (c)	29,300	28,791
Japan Aviation Electronics Industry, Ltd.	15,200	204,185
Japan Best Rescue System Co., Ltd.	4,700	36,599
Japan Cash Machine Co., Ltd.	4,300	23,450
Japan Display, Inc. (c)	81,900	37,633
Japan Electronic Materials Corp.	2,400	24,698
Japan Elevator Service Holdings Co., Ltd.	3,400	109,157
Japan Foundation Engineering Co., Ltd.	10,200	38,767
Japan Investment Adviser Co., Ltd. (d)	3,200	30,801
Japan Lifeline Co., Ltd. (d)	15,500	204,613
Japan Material Co., Ltd.	12,900	202,280
Japan Medical Dynamic Marketing, Inc.	5,200	78,672
Japan Oil Transportation Co., Ltd.	700	20,914
Japan Petroleum Exploration Co., Ltd.	11,400	191,267
Japan Property Management Center Co., Ltd.	4,100	45,042
Japan Pulp & Paper Co., Ltd.	3,700	135,298
Japan Securities Finance Co., Ltd.	24,000	113,699
Japan Steel Works, Ltd. (The)	18,200	258,701

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Japan Transcity Corp.	12,000	$56,181
Japan Wool Textile Co., Ltd. (The)	19,700	195,057
Jastec Co., Ltd.	5,100	62,173
JBCC Holdings, Inc.	5,300	73,346
JCU Corp.	6,400	199,552
Jeol, Ltd.	11,000	305,000
JFLA Holdings, Inc.	3,100	10,495
JIG-SAW, Inc. (c)	900	41,234
Jimoto Holdings, Inc.	67,900	59,956
JINS Holdings, Inc.	3,700	224,690
JK Holdings Co., Ltd.	5,600	40,604
JM Holdings Co., Ltd.	2,000	55,790
JMS Co., Ltd.	7,500	55,911
Joban Kosan Co., Ltd.	1,700	22,526
Joshin Denki Co., Ltd.	7,000	140,327
Joyful Honda Co., Ltd.	4,900	64,351
JP-Holdings, Inc.	17,900	45,796
JSB Co., Ltd.	1,000	25,040
JSP Corp.	5,100	68,980
Juki Corp.	11,200	57,369
Juroku Bank, Ltd. (The)	12,200	221,725
JVC Kenwood Corp.	53,300	80,601
K&O Energy Group, Inc.	5,400	76,175
Kadokawa Corp.	12,508	256,612
Kadoya Sesame Mills, Inc.	800	27,800
Kaga Electronics Co., Ltd.	7,200	130,670
Kakiyasu Honten Co., Ltd.	3,000	72,005
Kamakura Shinsho, Ltd.	2,400	25,014
Kameda Seika Co., Ltd.	3,800	182,394
Kamei Corp.	8,700	82,195
Kanaden Corp.	7,200	86,101
Kanagawa Chuo Kotsu Co., Ltd.	2,400	91,610
Kanamic Network Co., Ltd.	4,200	36,465
Kanamoto Co., Ltd.	9,900	216,225
Kandenko Co., Ltd.	19,900	169,203
Kaneka Corp.	14,300	371,504
Kaneko Seeds Co., Ltd.	1,300	17,262
Kanematsu Corp.	29,800	356,008
Kanematsu Electronics, Ltd.	3,500	124,268
Kanemi Co., Ltd.	100	2,946
Kansai Mirai Financial Group, Inc.	23,900	89,608
Kansai Super Market, Ltd.	4,700	47,566
Kanto Denka Kogyo Co., Ltd.	15,000	118,882
Kappa Create Co., Ltd. (c)	7,100	96,866
Kasai Kogyo Co., Ltd.	8,600	36,209
Katakura & Co-op Agri Corp.	1,600	18,706
Katakura Industries Co., Ltd.	9,500	100,682
Katitas Co., Ltd.	7,300	168,991
Kato Sangyo Co., Ltd.	7,100	232,298
Kato Works Co., Ltd.	3,800	42,966
Kawada Technologies, Inc.	1,500	67,590
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	41,223
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	16,975
Kawasaki Kisen Kaisha, Ltd. (c)	28,000	263,647
Kawasumi Laboratories, Inc.	4,900	39,300
KeePer Technical Laboratory Co., Ltd.	1,500	20,771
Keihanshin Building Co., Ltd.	14,500	186,467

Japan—(Continued)
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	27,546
Keihin Corp.	15,600	364,754
Keiyo Bank, Ltd. (The)	44,500	213,755
Keiyo Co., Ltd.	14,400	98,671
Kenedix, Inc.	63,300	311,930
Kenko Mayonnaise Co., Ltd.	4,100	73,518
KFC Holdings Japan, Ltd.	4,900	136,010
KH Neochem Co., Ltd.	11,000	207,804
Ki-Star Real Estate Co., Ltd.	3,000	47,500
Kimoto Co., Ltd.	14,900	21,411
Kimura Chemical Plants Co., Ltd.	3,300	12,946
Kinki Sharyo Co., Ltd. (The) (c)	1,200	13,873
Kintetsu Department Store Co., Ltd.	1,900	53,714
Kintetsu World Express, Inc.	12,300	212,530
Kirindo Holdings Co., Ltd.	2,500	56,544
Kissei Pharmaceutical Co., Ltd.	8,100	203,776
Kita-Nippon Bank, Ltd. (The)	2,900	52,264
Kitagawa Iron Works Co., Ltd.	3,100	46,053
Kitano Construction Corp.	1,400	34,772
Kitanotatsujin Corp.	7,600	36,262
Kito Corp.	5,900	73,973
Kitz Corp.	31,200	198,789
Kiyo Bank, Ltd. (The) (d)	25,000	379,435
KLab, Inc. (c)	10,600	71,497
KNT-CT Holdings Co., Ltd. (c)	2,900	27,069
Koa Corp.	10,200	94,934
Koatsu Gas Kogyo Co., Ltd.	11,100	75,946
Kobe Electric Railway Co., Ltd. (c)	1,400	48,842
Kobe Steel, Ltd. (c)	103,100	354,072
Kobelco Eco-Solutions Co., Ltd.	1,200	20,952
Kohnan Shoji Co., Ltd.	10,400	328,319
Kohsoku Corp.	4,000	54,319
Koike Sanso Kogyo Co., Ltd.	700	13,668
Kojima Co., Ltd. (c)	12,000	61,335
Kokusai Co., Ltd.	3,400	24,165
Kokusai Pulp & Paper Co., Ltd.	3,700	9,639
Kokuyo Co., Ltd.	21,700	261,935
KOMAIHALTEC, Inc.	1,800	24,408
Komatsu Seiren Co., Ltd.	10,200	69,976
Komatsu Wall Industry Co., Ltd.	2,700	44,924
KOMEDA Holdings Co., Ltd.	12,400	210,257
Komehyo Co., Ltd.	1,300	9,485
Komeri Co., Ltd.	12,300	314,241
Komori Corp.	18,900	123,196
Konaka Co., Ltd.	7,300	21,464
Kondotec, Inc.	7,900	84,594
Konica Minolta, Inc.	117,700	406,329
Konishi Co., Ltd.	9,900	138,326
Konoike Transport Co., Ltd.	6,900	74,412
Kosaido Co., Ltd. (c)	3,700	26,595
Koshidaka Holdings Co., Ltd.	11,600	45,141
Kotobuki Spirits Co., Ltd.	4,300	176,223
Kourakuen Holdings Corp.	3,800	54,616
Kozo Keikaku Engineering, Inc.	1,200	29,322
Krosaki Harima Corp.	1,900	64,138
KRS Corp.	2,200	32,435
KU Holdings Co., Ltd.	8,000	61,873

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kumagai Gumi Co., Ltd. (d)	11,000	$263,333
Kumiai Chemical Industry Co., Ltd.	13,395	125,376
Kunimine Industries Co., Ltd.	1,200	10,733
Kura Sushi, Inc.	3,300	161,813
Kurabo Industries, Ltd.	7,600	158,940
Kureha Corp.	5,800	253,476
Kurimoto, Ltd.	3,500	56,274
Kuriyama Holdings Corp.	2,300	12,510
Kushikatsu Tanaka Holdings Co.	1,100	17,580
KYB Corp. (c)	7,400	138,326
Kyoden Co., Ltd.	6,500	18,034
Kyodo Printing Co., Ltd.	3,000	79,117
Kyoei Steel, Ltd.	7,800	93,419
Kyokuto Boeki Kaisha, Ltd.	1,800	22,189
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	138,583
Kyokuto Securities Co., Ltd.	7,600	36,025
Kyokuyo Co., Ltd.	3,500	88,248
KYORIN Holdings, Inc.	12,800	263,036
Kyoritsu Maintenance Co., Ltd.	7,418	252,467
Kyoritsu Printing Co., Ltd.	6,800	8,702
Kyosan Electric Manufacturing Co., Ltd.	16,000	79,101
Kyowa Electronic Instruments Co., Ltd.	8,000	32,118
Kyowa Leather Cloth Co., Ltd.	3,300	20,744
Kyushu Financial Group, Inc.	55,200	232,927
LAC Co., Ltd.	5,900	63,724
Lacto Japan Co., Ltd.	1,400	48,216
LEC, Inc.	8,800	132,643
LECIP Holdings Corp.	600	2,966
Life Corp.	4,400	140,728
LIFULL Co., Ltd.	17,000	66,744
Like Co., Ltd. (d)	2,100	28,595
Linical Co., Ltd.	2,600	20,328
Link And Motivation, Inc. (d)	8,900	31,968
Lintec Corp.	10,500	249,004
Litalico, Inc. (c)	2,000	44,774
LIXIL VIVA Corp.	5,800	140,425
Look Holdings, Inc.	2,200	15,690
M&A Capital Partners Co., Ltd. (c)	3,600	133,395
Macnica Fuji Electronics Holdings, Inc.	14,550	211,328
Macromill, Inc.	13,700	93,855
Maeda Corp. (d)	40,500	308,397
Maeda Kosen Co., Ltd.	5,700	130,251
Maeda Road Construction Co., Ltd.	11,700	220,506
Maezawa Kasei Industries Co., Ltd.	5,700	51,828
Maezawa Kyuso Industries Co., Ltd.	3,900	72,609
Makino Milling Machine Co., Ltd.	8,000	245,138
Mamiya-Op Co., Ltd.	1,900	12,923
MarkLines Co., Ltd.	3,000	62,346
Mars Engineering Corp.	3,600	54,332
Marubun Corp.	8,200	44,333
Marudai Food Co., Ltd.	7,600	133,842
Marufuji Sheet Piling Co., Ltd.	1,300	24,645
Maruha Nichiro Corp.	12,000	245,564
Maruka Corp.	1,700	30,743
Marumae Co., Ltd.	2,500	24,154
Marusan Securities Co., Ltd.	19,700	74,924
Maruwa Co., Ltd.	3,500	264,252

Japan—(Continued)
Maruwa Unyu Kikan Co., Ltd.	2,200	62,000
Maruyama Manufacturing Co., Inc.	1,500	15,877
Maruzen CHI Holdings Co., Ltd. (d)	11,900	43,759
Maruzen Co. Ltd/Taito ward	900	14,843
Maruzen Showa Unyu Co., Ltd.	4,600	142,441
Marvelous, Inc.	9,500	61,643
Matching Service Japan Co., Ltd.	1,200	8,834
Matsuda Sangyo Co., Ltd.	5,900	73,308
Matsui Construction Co., Ltd.	7,800	46,508
Matsuya Foods Co., Ltd.	2,500	84,608
Max Co., Ltd.	8,400	118,528
Maxvalu Tokai Co., Ltd.	3,500	80,820
MCJ Co., Ltd.	19,900	158,016
MEC Co., Ltd.	5,800	113,012
Media Do Co., Ltd.	1,700	69,471
Medical Data Vision Co., Ltd. (c)	5,700	65,402
Medical System Network Co., Ltd.	5,300	24,330
Medius Holdings Co., Ltd. (d)	1,800	14,797
Megachips Corp.	4,800	92,912
Megmilk Snow Brand Co., Ltd.	14,000	325,766
Meidensha Corp.	11,600	187,832
Meiji Electric Industries Co., Ltd.	1,000	13,072
Meiji Shipping Co., Ltd.	8,500	25,219
Meiko Electronics Co., Ltd.	6,300	80,288
Meiko Network Japan Co., Ltd.	7,200	56,818
Meisei Industrial Co., Ltd.	13,500	100,764
Meitec Corp.	7,700	370,679
Meito Sangyo Co., Ltd.	3,000	36,618
Meiwa Corp.	8,100	35,757
Meiwa Estate Co., Ltd.	5,200	19,924
Melco Holdings, Inc.	1,500	41,796
Members Co., Ltd.	1,800	24,224
Menicon Co., Ltd.	5,800	284,794
Mercuria Investment Co., Ltd.	2,100	11,550
Metaps, Inc. (c)	1,600	11,286
METAWATER Co., Ltd.	1,800	83,123
Michinoku Bank, Ltd. (The)	5,700	59,510
Micronics Japan Co., Ltd.	1,300	13,728
Mie Kotsu Group Holdings, Inc.	8,600	37,572
Mikuni Corp.	7,300	18,479
Milbon Co., Ltd.	7,320	348,796
MIMAKI ENGINEERING Co., Ltd.	4,400	15,062
Mimasu Semiconductor Industry Co., Ltd.	6,800	146,057
Ministop Co., Ltd.	5,400	75,589
Miraca Holdings, Inc.	14,400	339,418
Miraial Co., Ltd.	2,900	27,672
Mirait Holdings Corp.	24,080	359,178
Miroku Jyoho Service Co., Ltd.	5,500	115,293
Mitani Corp.	6,600	407,362
Mitani Sekisan Co., Ltd.	3,700	187,542
Mito Securities Co., Ltd.	24,000	43,855
Mitsuba Corp. (c)	12,300	53,122
Mitsubishi Kakoki Kaisha, Ltd.	800	13,031
Mitsubishi Logisnext Co., Ltd.	8,400	74,067
Mitsubishi Paper Mills, Ltd.	12,000	37,835
Mitsubishi Pencil Co., Ltd.	7,200	90,174
Mitsubishi Research Institute, Inc.	2,000	79,874

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Mitsubishi Shokuhin Co., Ltd.	4,800	$122,166
Mitsubishi Steel Manufacturing Co., Ltd. (c)	5,900	36,765
Mitsuboshi Belting, Ltd.	8,500	133,216
Mitsui Engineering & Shipbuilding Co., Ltd. (c)	30,000	115,572
Mitsui High-Tec, Inc.	9,500	142,594
Mitsui Matsushima Co., Ltd.	5,200	40,697
Mitsui Mining & Smelting Co., Ltd.	17,000	345,303
Mitsui Sugar Co., Ltd.	6,100	112,075
Mitsui-Soko Holdings Co., Ltd.	7,400	102,356
Mitsumura Printing Co., Ltd.	500	7,093
Mitsuuroko Group Holdings Co., Ltd.	12,900	138,045
Mixi, Inc.	14,000	247,052
Miyaji Engineering Group, Inc.	1,800	28,128
Miyakoshi Holdings, Inc. (c)	2,000	15,747
Miyazaki Bank, Ltd. (The)	6,000	132,411
Miyoshi Oil & Fat Co., Ltd.	2,800	29,991
Mizuho Leasing Co., Ltd.	8,700	191,335
Mizuho Medy Co., Ltd.	500	6,457
Mizuno Corp.	6,600	126,862
Mochida Pharmaceutical Co., Ltd.	700	26,026
Modec, Inc.	6,100	86,396
Monex Group, Inc.	65,600	132,718
Money Partners Group Co., Ltd.	7,100	13,102
Monogatari Corp. (The) (d)	1,700	132,334
MORESCO Corp.	2,500	23,213
Morinaga Milk Industry Co., Ltd. (d)	8,800	392,346
Moriroku Holdings Co., Ltd.	800	12,685
Morita Holdings Corp.	11,200	195,445
Morito Co., Ltd.	3,400	20,893
Morozoff, Ltd.	900	48,367
Mory Industries, Inc.	2,800	65,308
Moshi Moshi Hotline, Inc.	11,500	106,969
Mr. Max Holdings, Ltd.	10,500	59,359
MRK Holdings, Inc.	15,600	23,023
MTI, Ltd.	9,200	54,343
Mugen Estate Co., Ltd.	3,300	15,922
Murakami Corp.	3,000	71,577
Musashi Seimitsu Industry Co., Ltd.	15,800	141,712
Musashino Bank, Ltd. (The)	11,200	159,987
Mutoh Holdings Co., Ltd.	900	12,817
N Field Co., Ltd.	3,200	16,243
NAC Co., Ltd.	3,600	29,704
Nachi-Fujikoshi Corp.	6,000	188,785
Nafco Co., Ltd.	2,600	34,512
Nagano Bank, Ltd. (The)	3,500	38,098
Nagano Keiki Co., Ltd.	4,200	38,024
Nagase & Co., Ltd.	30,600	381,187
Nagatanien Holdings Co., Ltd.	4,000	80,427
Nagawa Co., Ltd. (d)	2,000	144,315
Naigai Trans Line, Ltd.	2,100	18,885
Nakabayashi Co., Ltd.	5,500	29,680
Nakamuraya Co., Ltd.	1,600	59,746
Nakanishi, Inc.	8,000	104,305
Nakano Corp.	4,000	14,096
Nakayama Steel Works, Ltd.	6,300	21,295
Nakayamafuku Co., Ltd.	2,000	9,113
Namura Shipbuilding Co., Ltd.	18,956	27,602

Japan—(Continued)
Nanto Bank, Ltd. (The)	9,200	178,486
Narasaki Sangyo Co., Ltd.	800	13,922
Natori Co., Ltd.	2,600	42,742
NEC Capital Solutions, Ltd.	3,800	69,794
NEC Networks & System Integration Corp.	14,100	288,296
Neturen Co., Ltd.	9,800	49,816
New Art Holdings Co., Ltd.	1,235	7,538
New Japan Chemical Co., Ltd.	9,900	15,245
Nextage Co., Ltd. (d)	9,800	78,327
Nexyz Group Corp.	2,500	23,841
NF Corp.	1,600	27,015
NHK Spring Co., Ltd.	49,600	321,245
Nice Corp. (c)	3,100	22,872
Nichi-iko Pharmaceutical Co., Ltd.	14,900	179,998
Nichia Steel Works, Ltd.	13,000	32,908
Nichias Corp.	16,500	343,302
Nichiban Co., Ltd.	4,000	54,151
Nichicon Corp.	20,100	139,523
Nichiden Corp.	5,200	113,808
Nichiha Corp.	9,000	191,868
NichiiGakkan Co., Ltd.	11,800	181,698
Nichimo Co., Ltd.	1,600	28,265
Nichireki Co., Ltd.	9,000	134,253
Nichirin Co., Ltd.	1,400	17,539
Nihon Chouzai Co., Ltd.	3,320	49,287
Nihon Dempa Kogyo Co., Ltd. (c)	7,600	23,992
Nihon Flush Co., Ltd.	6,000	74,499
Nihon House Holdings Co., Ltd.	15,000	38,120
Nihon Kagaku Sangyo Co., Ltd.	3,000	26,718
Nihon Nohyaku Co., Ltd.	14,000	60,753
Nihon Parkerizing Co., Ltd.	24,500	245,019
Nihon Plast Co., Ltd.	4,500	19,488
Nihon Tokushu Toryo Co., Ltd.	2,900	26,771
Nihon Yamamura Glass Co., Ltd.	3,800	29,732
Nikkato Corp.	1,700	11,067
Nikkiso Co., Ltd. (d)	18,300	174,211
Nikko Co., Ltd.	9,000	53,448
Nikkon Holdings Co., Ltd.	17,700	352,010
Nippon Air Conditioning Services Co., Ltd.	9,600	64,622
Nippon Aqua Co., Ltd.	3,000	16,443
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	78,586
Nippon Carbide Industries Co., Inc.	2,300	26,564
Nippon Carbon Co., Ltd.	3,000	95,569
Nippon Chemi-Con Corp. (c)	5,900	98,728
Nippon Chemical Industrial Co., Ltd.	3,000	64,007
Nippon Chemiphar Co., Ltd.	800	19,630
Nippon Coke & Engineering Co., Ltd.	71,000	44,112
Nippon Commercial Development Co., Ltd.	2,500	35,363
Nippon Computer Dynamics Co., Ltd.	1,700	9,221
Nippon Concept Corp.	1,500	17,362
Nippon Concrete Industries Co., Ltd.	14,000	35,340
Nippon Denko Co., Ltd. (c)	43,865	68,768
Nippon Densetsu Kogyo Co., Ltd.	12,500	275,615
Nippon Dry-Chemical Co., Ltd.	1,000	15,730
Nippon Electric Glass Co., Ltd. (d)	26,600	415,904
Nippon Felt Co., Ltd.	8,600	37,739
Nippon Filcon Co., Ltd.	5,200	24,772

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nippon Fine Chemical Co., Ltd.	4,300	$59,029
Nippon Flour Mills Co., Ltd.	21,700	325,379
Nippon Gas Co., Ltd.	10,100	433,526
Nippon Hume Corp.	8,200	58,243
Nippon Kayaku Co., Ltd.	21,700	226,496
Nippon Kinzoku Co., Ltd. (c)	1,900	10,768
Nippon Kodoshi Corp.	1,600	14,395
Nippon Koei Co., Ltd.	5,000	139,574
Nippon Koshuha Steel Co., Ltd. (c)	3,100	10,735
Nippon Light Metal Holdings Co., Ltd.	198,000	345,330
Nippon Paper Industries Co., Ltd.	26,600	371,924
Nippon Parking Development Co., Ltd.	65,100	83,879
Nippon Pillar Packing Co., Ltd.	6,500	83,494
Nippon Piston Ring Co., Ltd.	3,200	35,878
Nippon Rietec Co., Ltd.	5,000	115,878
Nippon Road Co., Ltd. (The)	2,700	181,240
Nippon Seiki Co., Ltd.	15,000	175,894
Nippon Seisen Co., Ltd.	1,200	38,664
Nippon Sharyo, Ltd. (c)	2,600	60,639
Nippon Sheet Glass Co., Ltd. (c) (d)	33,000	114,275
Nippon Signal Co., Ltd.	18,700	196,549
Nippon Soda Co., Ltd.	9,200	240,928
Nippon Steel Trading Corp.	5,196	163,613
Nippon Suisan Kaisha, Ltd.	80,800	350,741
Nippon Systemware Co., Ltd.	1,900	37,225
Nippon Thompson Co., Ltd.	23,200	72,759
Nippon Yakin Kogyo Co., Ltd.	5,400	80,120
Nipro Corp.	24,600	273,111
Nishi-Nippon Financial Holdings, Inc.	35,700	240,778
Nishi-Nippon Railroad Co., Ltd.	6,700	181,478
Nishikawa Rubber Co., Ltd.	1,200	15,715
Nishimatsu Construction Co., Ltd.	19,400	385,594
Nishimatsuya Chain Co., Ltd.	14,500	149,301
Nishimoto Co., Ltd.	1,400	27,629
Nishio Rent All Co., Ltd.	6,000	123,690
Nissan Shatai Co., Ltd.	9,100	78,046
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	26,113
Nissei ASB Machine Co., Ltd.	2,800	83,369
Nissei Corp.	3,700	39,188
Nissei Plastic Industrial Co., Ltd.	6,000	45,616
Nissha Co., Ltd.	14,100	132,271
Nisshin Group Holdings Co., Ltd.	12,300	41,524
Nisshin Oillio Group, Ltd. (The)	10,200	318,082
Nisshinbo Holdings, Inc.	45,820	331,712
Nissin Corp.	6,000	84,393
Nissin Electric Co., Ltd.	14,800	143,854
Nissin Kogyo Co., Ltd.	15,200	309,100
Nissin Sugar Co., Ltd.	2,400	41,395
Nissui Pharmaceutical Co., Ltd.	5,100	55,109
Nitta Corp.	6,800	147,739
Nitta Gelatin, Inc.	4,500	27,761
Nittan Valve Co., Ltd.	6,300	12,883
Nittetsu Mining Co., Ltd.	2,200	89,444
Nitto Fuji Flour Milling Co., Ltd.	400	23,873
Nitto Kogyo Corp.	9,000	161,027
Nitto Kohki Co., Ltd.	4,100	67,684
Nitto Seiko Co., Ltd.	12,500	53,203

Japan—(Continued)
Nittoc Construction Co., Ltd.	9,250	64,574
NJS Co., Ltd.	3,300	53,458
Noevir Holdings Co., Ltd.	3,200	136,639
Nohmi Bosai, Ltd.	7,000	135,715
Nojima Corp.	9,000	227,083
Nomura Co., Ltd.	23,700	197,308
Noritake Co., Ltd.	4,200	137,087
Noritsu Koki Co., Ltd.	5,200	72,234
Noritz Corp.	11,400	138,648
North Pacific Bank, Ltd.	122,400	236,101
NS Tool Co., Ltd. (d)	2,400	60,489
NS United Kaiun Kaisha, Ltd.	4,100	56,555
NSD Co., Ltd.	21,340	363,936
NTN Corp.	124,600	248,732
OAK Capital Corp. (c)	15,500	16,252
Oat Agrio Co., Ltd.	200	2,031
Obara Group, Inc.	4,400	133,448
Oenon Holdings, Inc.	21,000	78,640
Ogaki Kyoritsu Bank, Ltd. (The) (d)	12,500	263,154
Ohara, Inc.	600	5,994
Ohashi Technica, Inc. (d)	4,600	65,398
Ohba Co., Ltd.	4,600	26,333
Ohsho Food Service Corp.	3,600	201,462
OIE Sangyo Co., Ltd.	800	11,012
Oiles Corp.	8,000	103,636
Oisix ra daichi, Inc. (c) (d)	6,600	130,065
Oita Bank, Ltd. (The)	5,700	125,551
Okabe Co., Ltd.	14,000	105,537
Okada Aiyon Corp.	1,900	16,724
Okamoto Industries, Inc.	3,200	118,060
Okamoto Machine Tool Works, Ltd.	1,400	27,363
Okamura Corp.	21,800	151,191
Okasan Securities Group, Inc.	39,200	118,155
Okaya Electric Industries Co., Ltd. (c)	5,800	17,477
Oki Electric Industry Co., Ltd.	25,700	247,469
Okinawa Cellular Telephone Co.	4,400	168,278
Okinawa Electric Power Co., Inc. (The)	17,727	294,354
OKK Corp. (c)	3,100	12,095
OKUMA Corp.	8,400	359,504
Okumura Corp.	11,400	262,199
Okura Industrial Co., Ltd.	3,000	45,145
Okuwa Co., Ltd.	10,000	153,165
Olympic Group Corp.	4,900	38,036
ONO Sokki Co., Ltd.	4,200	20,095
Onoken Co., Ltd. (d)	6,500	73,892
Onward Holdings Co., Ltd.	47,200	139,236
Ootoya Holdings Co., Ltd.	600	12,319
Open Door, Inc. (c) (d)	2,700	32,490
Optex Group Co., Ltd.	9,400	106,662
Optim Corp. (c)	1,700	54,787
Optorun Co., Ltd.	3,200	75,167
Organo Corp.	2,800	151,147
Orient Corp.	41,000	44,890
Origin Co., Ltd.	3,400	48,032
Oro Co., Ltd.	2,100	50,508
Osaka Organic Chemical Industry, Ltd.	5,900	140,004
Osaka Soda Co., Ltd.	5,000	110,177

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Osaka Steel Co., Ltd.	5,900	$66,110
OSAKA Titanium Technologies Co., Ltd.	5,500	47,432
Osaki Electric Co., Ltd.	11,000	51,312
OSG Corp.	19,400	297,062
OSJB Holdings Corp.	39,400	84,386
OUG Holdings, Inc.	700	17,609
Outsourcing, Inc.	32,100	202,762
Oyo Corp.	7,400	96,605
Ozu Corp.	600	9,478
Pacific Industrial Co., Ltd.	16,700	146,575
Pacific Metals Co., Ltd. (d)	6,100	86,788
Pack Corp. (The)	4,600	133,278
Pal Group Holdings Co., Ltd.	7,600	91,635
PAPYLESS Co., Ltd.	700	15,680
Paraca, Inc.	300	4,553
Paramount Bed Holdings Co., Ltd.	6,000	244,261
Paris Miki Holdings, Inc.	10,600	29,988
Pasona Group, Inc.	6,200	68,350
PC Depot Corp.	7,000	49,363
PCI Holdings, Inc.	1,800	19,664
Pegasus Sewing Machine Manufacturing Co., Ltd.	5,400	16,083
Penta-Ocean Construction Co., Ltd.	75,700	406,604
Pepper Food Service Co., Ltd. (c) (d)	2,700	13,427
Phil Co., Inc.	500	11,515
PIA Corp. (d)	1,400	44,682
Pickles Corp.	1,300	30,979
Pilot Corp. (d)	4,100	124,560
Piolax, Inc.	10,500	156,584
Poletowin Pitcrew Holdings, Inc.	7,900	65,930
Premium Group Co., Ltd.	1,400	24,440
Press Kogyo Co., Ltd.	37,000	100,261
Pressance Corp. (d)	10,400	114,344
Prestige International, Inc.	29,600	222,394
Prima Meat Packers, Ltd.	9,600	256,659
Pro-Ship, Inc.	2,300	28,810
Pronexus, Inc.	6,700	75,955
Prored Partners Co., Ltd. (c)	1,000	44,436
Proto Corp.	8,800	82,052
PS Mitsubishi Construction Co., Ltd.	8,800	42,617
Punch Industry Co., Ltd.	2,700	10,442
Qol Co., Ltd.	7,400	77,563
Quick Co., Ltd.	4,000	42,761
Raccoon Co., Ltd.	6,000	52,287
Raito Kogyo Co., Ltd.	16,100	213,173
Raiznext Corp.	16,100	181,913
Rakus Co., Ltd.	5,800	102,868
Rasa Industries, Ltd.	2,600	37,043
Raysum Co., Ltd. (d)	5,300	46,597
RECOMM Co., Ltd.	14,500	16,405
Renaissance, Inc.	3,400	31,590
Rengo Co., Ltd.	7,300	59,420
RENOVA, Inc. (c)	4,800	41,894
Resorttrust, Inc.	27,000	349,495
Restar Holdings Corp.	6,900	133,124
Retail Partners Co., Ltd.	4,300	67,723
Rheon Automatic Machinery Co., Ltd.	5,000	57,286
Rhythm Watch Co., Ltd.	2,500	14,184

Japan—(Continued)
Riberesute Corp.	4,300	29,601
Ricoh Leasing Co., Ltd.	5,600	153,927
Ride On Express Holdings Co., Ltd.	1,700	41,338
Right On Co., Ltd. (c)	5,900	33,051
Riken Corp.	3,500	97,021
Riken Keiki Co., Ltd.	6,000	132,295
Riken Technos Corp.	15,000	59,131
Riken Vitamin Co., Ltd.	5,400	114,009
Ringer Hut Co., Ltd.	6,000	131,275
Rion Co., Ltd.	2,200	44,735
Riso Kagaku Corp.	7,158	98,913
Riso Kyoiku Co., Ltd.	34,770	105,173
Rock Field Co., Ltd.	6,600	79,611
Rokko Butter Co., Ltd.	3,600	51,257
Roland DG Corp.	3,600	41,144
Rorze Corp.	1,900	94,020
Round One Corp.	22,000	159,059
Royal Holdings Co., Ltd. (d)	8,300	144,280
Rozetta Corp. (c) (d)	1,400	47,390
RS Technologies Co., Ltd.	1,500	47,960
Ryobi, Ltd.	9,400	104,982
Ryoden Corp.	4,500	60,967
Ryosan Co., Ltd.	10,400	213,916
Ryoyo Electro Corp.	7,800	211,264
S Foods, Inc.	4,500	109,830
S&B Foods, Inc.	1,500	55,020
S-Pool, Inc.	12,400	84,720
Sac’s Bar Holdings, Inc.	6,850	38,243
Sagami Rubber Industries Co., Ltd.	1,800	27,069
Saibu Gas Co., Ltd.	12,200	303,634
Saison Information Systems Co., Ltd.	600	11,519
Saizeriya Co., Ltd.	9,200	177,737
Sakai Chemical Industry Co., Ltd.	6,000	113,343
Sakai Heavy Industries, Ltd.	1,400	27,188
Sakai Moving Service Co., Ltd.	2,800	142,518
Sakai Ovex Co., Ltd.	1,600	33,469
Sakata INX Corp.	13,000	123,683
Sakura Internet, Inc.	4,400	25,974
Sala Corp.	15,800	83,444
SAMTY Co., Ltd.	10,000	126,674
San Holdings, Inc.	2,800	31,672
San ju San Financial Group, Inc.	7,870	96,540
San-A Co., Ltd.	5,700	217,777
San-Ai Oil Co., Ltd.	20,000	180,235
San-In Godo Bank, Ltd. (The)	59,000	296,016
Sanden Holdings Corp. (c)	8,400	26,747
Sanei Architecture Planning Co., Ltd.	3,500	42,184
Sangetsu Corp.	12,600	177,951
Sanix, Inc. (c) (d)	7,800	20,628
Sanken Electric Co., Ltd.	7,400	145,551
Sanki Engineering Co., Ltd.	17,900	204,809
Sanko Metal Industrial Co., Ltd.	1,000	19,705
Sankyo Co., Ltd.	8,900	215,061
Sankyo Frontier Co., Ltd.	1,000	31,098
Sankyo Seiko Co., Ltd.	13,400	55,027
Sankyo Tateyama, Inc.	9,600	85,453
Sanoh Industrial Co., Ltd. (d)	10,100	63,177

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sansei Technologies, Inc.	800	$4,988
Sansha Electric Manufacturing Co., Ltd.	2,700	13,898
Sanshin Electronics Co., Ltd.	5,000	71,304
Sanwa Holdings Corp.	14,100	125,884
Sanyo Chemical Industries, Ltd.	4,200	180,350
Sanyo Denki Co., Ltd.	2,500	112,933
Sanyo Electric Railway Co., Ltd.	4,800	97,963
Sanyo Industries, Ltd.	1,300	22,943
Sanyo Shokai, Ltd. (d)	5,100	33,763
Sanyo Special Steel Co., Ltd.	8,600	70,558
Sanyo Trading Co., Ltd.	5,300	49,406
Sapporo Holdings, Ltd. (d)	17,500	328,044
Sata Construction Co., Ltd.	2,600	10,244
Sato Holdings Corp.	8,100	175,192
Sato Restaurant Systems Co., Ltd. (c)	6,700	56,409
Sato Shoji Corp.	6,500	52,945
Satori Electric Co., Ltd.	5,500	42,563
Sawada Holdings Co., Ltd.	10,300	87,100
Saxa Holdings, Inc. (c)	2,400	37,564
SB Technology, Corp.	3,200	109,687
SBI Insurance Group Co., Ltd. (c)	1,400	12,238
SBS Holdings, Inc.	6,900	141,942
Scala, Inc.	5,700	36,031
Scroll Corp.	13,100	52,975
SEC Carbon, Ltd.	200	12,317
Secom Joshinetsu Co., Ltd.	945	30,426
Seed Co., Ltd.	1,700	11,605
Seika Corp.	4,200	48,313
Seikagaku Corp.	9,800	102,858
Seikitokyu Kogyo Co., Ltd.	12,500	87,751
Seiko Holdings Corp.	8,800	139,439
Seiko PMC Corp.	3,500	22,499
Seiren Co., Ltd.	18,300	230,994
Sekisui Jushi Corp.	10,200	205,573
Sekisui Kasei Co., Ltd.	10,300	55,217
Senko Group Holdings Co., Ltd.	31,000	230,178
Senshu Electric Co., Ltd.	2,400	63,302
Senshu Ikeda Holdings, Inc.	84,000	124,644
Senshukai Co., Ltd. (c)	11,000	35,217
SFP Holdings Co., Ltd.	1,500	21,698
Shibaura Electronics Co., Ltd.	2,800	53,149
Shibaura Machine Co., Ltd.	8,400	168,089
Shibaura Mechatronics Corp.	900	23,717
Shibusawa Warehouse Co., Ltd. (The)	4,200	80,738
Shibuya Corp.	4,800	124,756
Shidax Corp. (c)	9,600	21,544
Shiga Bank, Ltd. (The)	17,800	394,514
Shikibo, Ltd. (d)	4,700	43,502
Shikoku Bank, Ltd. (The)	14,000	101,898
Shikoku Chemicals Corp.	13,000	130,714
Shikoku Electric Power Co., Inc.	40,900	301,463
Shima Seiki Manufacturing, Ltd.	8,700	123,982
Shimachu Co., Ltd.	19,200	532,455
Shimizu Bank, Ltd. (The)	3,400	55,951
Shimojima Co., Ltd.	6,300	68,528
Shin Nippon Air Technologies Co., Ltd.	2,100	46,206
Shin Nippon Biomedical Laboratories, Ltd. (c) (d)	5,300	31,857

Japan—(Continued)
Shin-Etsu Polymer Co., Ltd.	16,900	138,017
Shin-Keisei Electric Railway Co., Ltd.	2,900	60,861
Shinagawa Refractories Co., Ltd.	2,000	40,940
Shindengen Electric Manufacturing Co., Ltd.	2,800	55,780
Shinki Bus Co., Ltd.	900	26,610
Shinko Electric Industries Co., Ltd.	14,200	192,528
Shinko Shoji Co., Ltd.	15,400	119,362
Shinmaywa Industries, Ltd.	27,700	259,530
Shinnihon Corp.	10,200	79,542
Shinoken Group Co., Ltd. (d)	7,100	56,987
Shinsho Corp.	1,400	25,760
Shinwa Co., Ltd.	3,900	71,103
Shinwa Co., Ltd.	2,200	15,100
Shizuki Electric Co., Inc.	8,000	43,398
Shizuoka Gas Co., Ltd.	21,300	194,883
Shobunsha Holdings, Inc. (c)	4,800	17,872
Shoei Co., Ltd.	6,800	169,667
Shoei Foods Corp.	3,400	132,224
Shofu, Inc.	3,500	48,742
Shoko Co., Ltd. (c)	1,900	11,101
Showa Corp.	17,600	363,287
Showa Sangyo Co., Ltd.	6,600	202,087
SIGMAXYZ, Inc.	4,900	74,167
Siix Corp.	9,600	88,119
Silver Life Co., Ltd. (c)	900	19,660
Sinanen Holdings Co., Ltd.	2,900	73,788
Sinfonia Technology Co., Ltd.	8,400	79,763
Sinko Industries, Ltd.	6,400	86,434
Sintokogio, Ltd.	16,800	123,197
SK-Electronics Co., Ltd.	2,700	27,629
SKY Perfect JSAT Holdings, Inc.	43,700	162,103
SMK Corp.	2,300	55,442
SMS Co., Ltd.	11,400	255,659
Snow Peak, Inc. (d)	2,200	22,601
SNT Corp.	15,600	34,300
Soda Nikka Co., Ltd.	7,000	33,087
Sodick Co., Ltd.	16,800	124,069
Soft99 Corp.	5,100	39,535
Softbrain Co., Ltd.	7,400	29,246
Softcreate Holdings Corp.	2,300	48,258
Software Service, Inc.	1,100	115,007
Soiken Holdings, Inc. (d)	2,100	10,328
Solasto Corp.	12,800	127,041
SoldOut, Inc.	800	19,348
Soliton Systems KK	2,500	34,001
Sotoh Co., Ltd.	3,100	27,586
Sourcenext Corp.	11,800	30,341
Space Co., Ltd.	5,060	45,506
Space Value Holdings Co., Ltd. (c)	12,900	42,133
Sparx Group Co., Ltd.	29,200	58,541
SPK Corp.	3,400	45,232
Sprix, Ltd.	1,300	9,360
SRA Holdings	3,100	68,715
ST Corp.	4,100	65,333
St-Care Holding Corp.	2,300	8,812
St. Marc Holdings Co., Ltd.	5,100	78,549
Star Mica Holdings Co., Ltd.	3,000	37,538

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Star Micronics Co., Ltd.	9,200	$102,317
Starts Corp., Inc.	8,700	178,112
Starzen Co., Ltd.	2,500	98,352
Stella Chemifa Corp.	3,600	81,123
Step Co., Ltd.	4,100	57,557
Strike Co., Ltd.	2,200	98,205
Studio Alice Co., Ltd.	2,900	42,278
Subaru Enterprise Co., Ltd.	100	7,651
Sugimoto & Co., Ltd.	3,800	65,565
Sumida Corp.	8,600	61,095
Suminoe Textile Co., Ltd.	2,300	44,183
Sumitomo Bakelite Co., Ltd.	11,600	324,607
Sumitomo Densetsu Co., Ltd.	5,400	119,414
Sumitomo Mitsui Construction Co., Ltd.	52,060	226,028
Sumitomo Osaka Cement Co., Ltd.	11,000	386,107
Sumitomo Precision Products Co., Ltd. (c)	1,200	24,558
Sumitomo Riko Co., Ltd.	15,300	88,569
Sumitomo Seika Chemicals Co., Ltd.	3,200	103,957
Sumitomo Warehouse Co., Ltd. (The) (d)	26,500	318,057
Sun Frontier Fudousan Co., Ltd.	10,100	80,062
Sun-Wa Technos Corp.	3,900	32,941
Suncall Corp.	8,300	33,785
Suruga Bank, Ltd. (d)	46,400	162,341
Suzuki Co., Ltd.	1,400	9,269
SWCC Showa Holdings Co., Ltd.	7,600	80,820
System Information Co., Ltd.	2,800	40,686
System Research Co., Ltd.	1,200	23,045
Systems Engineering Consultants Co., Ltd.	600	16,977
Systena Corp.	20,000	263,761
Syuppin Co., Ltd.	6,100	40,825
T Hasegawa Co., Ltd.	8,400	188,305
T RAD Co., Ltd.	2,900	35,788
T&K Toka Co., Ltd.	8,600	65,468
T-Gaia Corp.	6,000	113,071
Tachi-S Co., Ltd.	10,300	82,712
Tachibana Eletech Co., Ltd.	5,640	90,785
Tachikawa Corp.	3,100	37,312
Tadano, Ltd. (d)	31,400	261,827
Taihei Dengyo Kaisha, Ltd.	6,000	128,504
Taiheiyo Kouhatsu, Inc.	2,100	12,070
Taiho Kogyo Co., Ltd.	6,400	31,283
Taikisha, Ltd.	9,100	249,918
Taiko Bank, Ltd. (The)	3,100	44,399
Taiko Pharmaceutical Co., Ltd.	5,600	135,746
Taisei Lamick Co., Ltd.	2,200	56,590
Taiyo Holdings Co., Ltd.	5,300	244,273
Takachiho Koheki Co., Ltd.	400	3,467
Takamatsu Construction Group Co., Ltd.	5,400	120,785
Takamiya Co., Ltd.	5,200	26,035
Takano Co., Ltd.	4,600	29,775
Takaoka Toko Co., Ltd.	4,365	41,329
Takara & Co., Ltd. (d)	1,300	21,968
Takara Holdings, Inc.	10,700	95,688
Takara Leben Co., Ltd.	28,600	95,528
Takara Standard Co., Ltd.	14,400	203,759
Takasago International Corp.	5,400	107,545
Takasago Thermal Engineering Co., Ltd.	15,800	231,250

Japan—(Continued)
Takashima & Co., Ltd.	2,500	40,947
Takashimaya Co., Ltd.	40,400	337,217
Take And Give Needs Co., Ltd.	4,010	23,263
Takeei Corp.	8,200	81,696
Takemoto Yohki Co., Ltd.	1,200	7,906
Takeuchi Manufacturing Co., Ltd.	11,500	191,035
Takihyo Co., Ltd.	2,000	34,464
Takisawa Machine Tool Co., Ltd.	2,200	20,666
Takuma Co., Ltd.	16,600	228,035
Tama Home Co., Ltd. (d)	4,800	54,638
Tamagawa Holdings Co., Ltd. (c)	1,100	24,367
Tamron Co., Ltd.	6,000	103,519
Tamura Corp.	26,000	109,577
Tanseisha Co., Ltd.	11,750	81,795
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	90,205
Tayca Corp.	6,000	76,856
Tazmo Co., Ltd.	900	14,745
TBK Co., Ltd.	8,000	33,148
TDC Soft, Inc.	4,900	45,326
TechMatrix Corp.	12,000	208,191
TECHNO ASSOCIE Co., Ltd.	300	2,475
Techno Medica Co., Ltd.	2,400	40,139
Techno Ryowa, Ltd.	4,800	39,947
Teikoku Electric Manufacturing Co., Ltd.	7,300	84,142
Teikoku Sen-I Co., Ltd.	4,900	103,873
Teikoku Tsushin Kogyo Co., Ltd.	3,000	33,331
Tekken Corp.	2,700	51,683
Temairazu, Inc.	700	29,188
Tenma Corp.	6,200	95,406
Tenpos Holdings Co., Ltd.	700	12,749
Teraoka Seisakusho Co., Ltd.	200	722
Terilogy Co., Ltd. (c)	1,600	8,481
Tigers Polymer Corp.	2,200	10,086
TKC Corp.	4,400	232,933
Toa Corp.	9,600	64,729
Toa Corp.	5,800	83,767
Toa Oil Co., Ltd.	3,200	60,740
TOA ROAD Corp.	1,800	54,391
Toabo Corp.	3,400	15,715
Toagosei Co., Ltd.	37,000	361,665
Tobishima Corp.	5,560	54,052
TOC Co., Ltd.	15,800	99,809
Tocalo Co., Ltd.	19,200	206,267
Tochigi Bank, Ltd. (The)	38,200	57,770
Toda Corp.	8,600	55,434
Toda Kogyo Corp. (c)	1,100	19,922
Toei Animation Co., Ltd.	1,800	83,936
Toei Co., Ltd.	900	120,234
Toell Co., Ltd.	3,100	20,777
Toenec Corp.	3,200	110,534
Toho Bank, Ltd. (The)	83,000	171,641
Toho Co., Ltd.	2,700	47,393
Toho Holdings Co., Ltd.	13,700	254,922
Toho Titanium Co., Ltd.	11,300	67,764
Toho Zinc Co., Ltd. (c)	5,000	71,000
Tohoku Bank, Ltd. (The) (d)	4,700	42,256
Tohokushinsha Film Corp.	4,800	27,582

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tohto Suisan Co., Ltd.	1,400	$41,897
Tokai Corp.	7,400	162,542
TOKAI Holdings Corp.	26,600	245,105
Tokai Lease Co., Ltd.	1,600	20,167
Tokai Rika Co., Ltd.	15,500	224,191
Tokai Tokyo Financial Holdings, Inc.	68,600	151,506
Token Corp.	2,460	160,313
Tokushu Tokai Paper Co., Ltd.	3,300	141,879
Tokuyama Corp.	19,200	451,199
Tokyo Base Co., Ltd. (c)	2,200	7,296
Tokyo Dome Corp.	31,000	222,299
Tokyo Electron Device, Ltd.	2,400	80,073
Tokyo Energy & Systems, Inc.	8,000	58,336
Tokyo Individualized Educational Institute, Inc.	1,400	6,716
Tokyo Keiki, Inc.	4,200	38,242
Tokyo Rakutenchi Co., Ltd.	1,000	40,466
Tokyo Rope Manufacturing Co., Ltd. (c)	4,600	24,345
Tokyo Sangyo Co., Ltd.	12,000	57,199
Tokyo Seimitsu Co., Ltd.	13,800	440,661
Tokyo Steel Manufacturing Co., Ltd.	36,800	211,545
Tokyo Tekko Co., Ltd.	3,400	47,802
Tokyo Theatres Co., Inc.	2,900	32,984
Tokyo TY Financial Group, Inc.	9,724	99,376
Tokyotokeiba Co., Ltd.	4,600	153,324
Tokyu Construction Co., Ltd.	21,400	110,759
Tokyu Recreation Co., Ltd.	1,200	52,318
Toli Corp.	20,000	50,261
Tomato Bank, Ltd.	4,200	39,908
Tomen Devices Corp.	1,500	51,600
Tomoe Corp.	12,500	39,298
Tomoe Engineering Co., Ltd.	2,100	35,897
Tomoegawa Co., Ltd. (c)	2,400	20,274
Tomoku Co., Ltd.	5,400	88,559
TOMONY Holdings, Inc.	56,900	183,094
Tomy Co., Ltd.	25,100	197,876
Tonami Holdings Co., Ltd.	2,200	115,382
Topcon Corp.	31,600	253,998
Toppan Forms Co., Ltd.	19,800	195,779
Topre Corp.	11,900	132,553
Topy Industries, Ltd.	6,800	76,995
Torex Semiconductor, Ltd.	1,100	13,754
Toridolll Holdings Corp.	13,800	154,876
Torigoe Co., Ltd. (The)	7,100	58,491
Torii Pharmaceutical Co., Ltd.	4,500	129,404
Torikizoku Co., Ltd.	2,200	30,705
Torishima Pump Manufacturing Co., Ltd.	7,700	57,582
Tosei Corp.	13,200	139,251
Toshiba TEC Corp.	2,700	103,142
Tosho Co., Ltd.	4,800	56,863
Totech Corp.	700	14,161
Totetsu Kogyo Co., Ltd.	8,400	211,709
Tottori Bank, Ltd. (The)	3,700	42,177
Toukei Computer Co., Ltd.	300	12,211
Tow Co., Ltd.	11,000	38,489
Towa Bank, Ltd. (The)	11,500	74,451
Towa Corp.	8,000	86,518
Towa Pharmaceutical Co., Ltd.	8,400	155,182

Japan—(Continued)
Toyo Construction Co., Ltd.	25,499	94,825
Toyo Corp.	9,600	88,199
Toyo Denki Seizo KK	3,200	34,417
Toyo Engineering Corp. (c)	10,800	34,582
Toyo Gosei Co., Ltd.	800	58,170
Toyo Ink SC Holdings Co., Ltd.	15,200	287,315
Toyo Kanetsu KK	3,800	74,395
Toyo Machinery & Metal Co., Ltd.	6,000	22,983
Toyo Securities Co., Ltd.	23,000	25,171
Toyo Sugar Refining Co., Ltd.	900	10,257
Toyo Tanso Co., Ltd.	4,600	72,350
Toyo Tire Corp.	27,800	371,673
Toyo Wharf & Warehouse Co., Ltd.	2,500	31,898
Toyobo Co., Ltd.	33,200	461,984
TPR Co., Ltd.	7,300	90,753
Traders Holdings Co., Ltd. (c) (d)	14,000	11,169
Trancom Co., Ltd.	2,300	147,665
Transaction Co., Ltd.	1,400	14,072
Transcosmos, Inc.	600	13,869
Tri Chemical Laboratories, Inc.	1,500	160,540
Trusco Nakayama Corp.	9,600	248,561
TS Tech Co., Ltd.	8,200	224,851
TSI Holdings Co., Ltd.	28,205	121,347
Tsubaki Nakashima Co., Ltd.	13,000	101,464
Tsubakimoto Chain Co.	9,000	218,232
Tsubakimoto Kogyo Co., Ltd.	1,600	57,246
Tsudakoma Corp. (c)	1,600	12,878
Tsugami Corp.	17,000	141,882
Tsukada Global Holdings, Inc.	7,200	19,901
Tsukamoto Corp. Co., Ltd.	2,100	22,084
Tsukishima Kikai Co., Ltd.	9,900	107,482
Tsukuba Bank, Ltd.	34,500	56,328
Tsukui Corp.	18,800	87,944
Tsumura & Co.	2,700	70,441
Tsurumi Manufacturing Co., Ltd.	6,100	104,202
Tsutsumi Jewelry Co., Ltd.	3,200	55,650
TV Asahi Holdings Corp.	7,900	115,086
TV Tokyo Holdings Corp.	3,700	81,319
TYK Corp.	6,000	16,806
UACJ Corp.	10,685	191,171
Ube Industries, Ltd.	30,300	520,646
Uchida Yoko Co., Ltd.	3,300	192,360
Ueki Corp.	1,100	25,705
Ulvac, Inc.	14,000	404,199
Umenohana Co., Ltd. (c)	600	7,291
Uniden Holdings Corp. (c)	2,500	42,516
UNIMAT Retirement Community Co., Ltd.	1,600	15,823
Union Tool Co.	3,400	82,913
Unipres Corp.	13,900	121,079
United Arrows, Ltd.	7,400	125,166
United Super Markets Holdings, Inc.	20,700	217,785
UNITED, Inc.	3,000	31,991
Unitika, Ltd. (c)	15,600	51,396
Universal Entertainment Corp. (c)	7,300	143,097
Urbanet Corp. Co., Ltd.	4,500	12,316
Usen-Next Holdings Co., Ltd. (c)	2,700	31,556
Ushio, Inc.	39,000	519,050

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
UT Group Co., Ltd. (c) (d)	7,600	$172,981
Utoc Corp.	5,100	24,209
V Technology Co., Ltd.	3,000	101,764
V-Cube, Inc. (c) (d)	2,100	25,203
Valor Holdings Co., Ltd.	11,800	229,918
Valqua, Ltd.	6,000	107,885
Value HR Co., Ltd.	1,000	13,185
ValueCommerce Co., Ltd.	5,000	134,136
Vector, Inc. (c) (d)	10,100	81,577
Vertex Corp.	1,000	16,637
VIA Holdings, Inc. (c)	1,600	6,256
Village Vanguard Co., Ltd.	2,300	20,954
VINX Corp.	1,000	12,269
Vision, Inc. (c)	5,700	35,884
Vital KSK Holdings, Inc.	14,200	135,655
VT Holdings Co., Ltd.	24,300	79,712
Wacoal Holdings Corp.	12,400	229,091
Wacom Co., Ltd.	44,400	226,163
Wakachiku Construction Co., Ltd.	4,600	49,441
Wakamoto Pharmaceutical Co., Ltd. (c)	9,000	23,195
Wakita & Co., Ltd.	15,300	131,191
Warabeya Nichiyo Holdings Co., Ltd.	5,000	78,964
Waseda Academy Co., Ltd.	1,400	12,615
Watahan & Co., Ltd.	1,600	28,454
WATAMI Co., Ltd.	7,600	66,969
Watts Co., Ltd.	1,900	16,695
WDB Holdings Co., Ltd.	2,700	66,624
Weathernews, Inc.	2,100	68,527
Welbe, Inc.	2,300	29,465
Wellnet Corp. (c)	4,400	28,486
West Holdings Corp.	5,330	107,963
Will Group, Inc.	4,200	26,408
WIN-Partners Co., Ltd.	5,000	44,880
Wood One Co., Ltd.	2,600	28,183
World Co., Ltd.	5,000	76,025
World Holdings Co., Ltd.	2,500	39,615
Wowow, Inc.	2,200	49,381
Xebio Holdings Co., Ltd.	8,700	67,672
Y.A.C. Holdings Co., Ltd.	3,900	22,101
YA-MAN, Ltd.	8,800	86,941
Yachiyo Industry Co., Ltd.	3,900	18,153
Yahagi Construction Co., Ltd.	10,900	79,354
Yaizu Suisankagaku Industry Co., Ltd.	4,400	37,930
YAKUODO Holdings Co., Ltd. (c)	2,900	70,820
YAMABIKO Corp.	12,800	106,712
YAMADA Consulting Group Co., Ltd.	3,100	38,588
Yamagata Bank, Ltd. (The)	10,400	127,975
Yamaguchi Financial Group, Inc.	57,500	353,105
Yamaichi Electronics Co., Ltd.	8,200	106,871
Yamanashi Chuo Bank, Ltd. (The)	11,800	93,021
Yamatane Corp.	3,400	37,581
Yamato Corp.	6,600	41,319
Yamato International, Inc.	6,700	24,792
Yamato Kogyo Co., Ltd.	13,500	274,900
Yamaura Corp.	2,800	21,750
Yamaya Corp.	1,150	24,261
Yamazawa Co., Ltd.	1,000	16,057

Japan—(Continued)
Yamazen Corp.	19,500	163,704
Yashima Denki Co., Ltd.	7,500	65,589
Yasuda Logistics Corp.	7,400	64,210
Yasunaga Corp.	1,700	16,858
Yellow Hat, Ltd.	11,600	159,613
Yodogawa Steel Works, Ltd.	7,600	132,224
Yokogawa Bridge Holdings Corp.	12,800	265,158
Yokohama Reito Co., Ltd.	16,800	139,216
Yokowo Co., Ltd.	5,200	120,988
Yomeishu Seizo Co., Ltd.	3,000	51,354
Yomiuri Land Co., Ltd.	1,300	42,783
Yondenko Corp.	1,600	39,210
Yondoshi Holdings, Inc.	4,600	75,663
Yorozu Corp.	7,900	77,644
Yoshinoya Holdings Co., Ltd.	14,100	290,962
Yossix Co., Ltd.	400	7,342
Yotai Refractories Co., Ltd.	4,100	27,448
Yuasa Funashoku Co., Ltd.	1,300	33,580
Yuasa Trading Co., Ltd.	5,800	155,931
Yuken Kogyo Co., Ltd.	1,700	22,930
Yumeshin Holdings Co., Ltd. (d)	13,100	71,607
Yurtec Corp.	12,000	72,907
Yushin Precision Equipment Co., Ltd.	2,900	19,279
Yushiro Chemical Industry Co., Ltd.	3,700	45,752
Yutaka Giken Co., Ltd.	600	9,457
Zaoh Co., Ltd.	800	10,674
Zenrin Co., Ltd.	9,750	109,735
ZIGExN Co., Ltd.	17,200	53,815
Zuiko Corp.	1,000	46,317

		150,819,516

Jersey, Channel Islands—0.2%
Centamin plc	410,946	935,217
Highland Gold Mining, Ltd.	98,789	284,372
Sanne Group plc	5,529	43,314

		1,262,903

Kazakhstan—0.1%
KAZ Minerals plc	93,032	575,119

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,540	217,377
VP Bank AG	1,049	136,147

		353,524

Luxembourg—0.1%
APERAM S.A.	21,182	589,541
Befesa S.A.	3,757	146,375
L’Occitane International S.A.	87,500	146,676
SES S.A.	3,847	26,245

		908,837

Macau—0.0%
Macau Legend Development, Ltd. (c)	672,000	90,977

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Malta—0.1%
Kindred Group plc	61,427	$366,658

Monaco—0.1%
Endeavour Mining Corp. (c) (d)	24,715	598,032

Netherlands—3.3%
Aalberts NV	34,547	1,130,922
Accell Group (c)	9,784	241,387
Aegon NV	130,225	387,333
Altice Europe NV - Class B (c)	2,454	9,380
Altice Europe NV - Class A (c)	185,807	715,396
AMG Advanced Metallurgical Group NV	10,120	180,330
Amsterdam Commodities NV	6,535	142,994
Arcadis NV (c) (d)	33,824	610,903
Argenx SE (c)	1,641	365,751
ASM International NV	14,372	2,216,560
ASR Nederland NV	49,134	1,506,490
Atrium European Real Estate, Ltd. (c) (d)	66,764	207,026
Basic-Fit NV (c) (d)	8,733	228,579
BE Semiconductor Industries NV	37,120	1,650,703
Beter Bed Holding NV (c)	5,373	11,059
Boskalis Westminster (c)	23,702	466,958
Brack Capital Properties NV (c)	856	55,980
Brunel International NV (c)	9,034	64,451
Corbion NV (c)	18,715	673,252
Euronext NV	15,985	1,600,842
Flow Traders	10,451	373,688
ForFarmers NV	10,101	61,702
Fugro NV (c) (d)	22,630	87,896
GrandVision NV	9,935	282,714
Heijmans NV (c) (d)	11,179	84,014
Hunter Douglas NV (c)	2,423	129,237
IMCD NV (c)	16,191	1,520,014
Intertrust NV	15,775	268,355
Kendrion NV (c)	4,209	55,908
Koninklijke BAM Groep NV (c)	115,981	209,417
Koninklijke Vopak NV	6,978	368,772
Lucas Bols B.V.	1,325	12,370
Nederland Apparatenfabriek (c)	1,849	85,509
New World Resources plc - A Shares (a) (b) (c)	11,898	0
OCI NV (c) (d)	13,220	137,568
Ordina NV (c)	44,115	90,151
PostNL NV	204,049	437,699
Rhi Magnesita NV (d)	4,696	143,832
SBM Offshore NV	72,035	1,051,374
Shop Apotheke Europe NV (c)	2,106	251,611
SIF Holding NV (c)	1,259	14,552
Signify NV (c)	31,448	811,048
Sligro Food Group NV	10,058	154,874
SNS REAAL NV (a) (b) (c)	105,329	0
TKH Group NV	11,770	463,208
TomTom NV (c)	28,915	228,425
Van Lanschot Kempen NV	5,446	78,948

		19,869,182

New Zealand—0.6%
Abano Healthcare Group, Ltd.	1,033	2,027
Air New Zealand, Ltd.	45,287	38,877
Arvida Group, Ltd.	78,865	73,680
Briscoe Group, Ltd.	13,123	26,709
Chorus, Ltd.	136,420	660,244
Delegat Group, Ltd.	3,249	27,015
Eroad, Ltd. (c)	4,808	10,076
Fletcher Building, Ltd.	26,409	62,956
Freightways, Ltd.	36,632	170,773
Genesis Energy, Ltd.	71,444	140,265
Gentrack Group, Ltd.	7,810	7,152
Hallenstein Glasson Holdings, Ltd.	19,012	43,510
Heartland Group Holdings, Ltd.	93,479	74,903
Infratil, Ltd.	128,055	387,689
Investore Property, Ltd. (REIT)	46,089	54,667
Kathmandu Holdings, Ltd.	73,037	53,114
Metlifecare, Ltd.	34,148	113,960
Michael Hill International, Ltd.	82,929	18,793
NEW Zealand King Salmon Investments, Ltd.	8,061	9,774
New Zealand Refining Co., Ltd. (The)	39,302	18,656
NZME, Ltd. (c)	71,247	11,016
NZX, Ltd.	88,759	80,457
Oceania Healthcare, Ltd. (d)	60,311	35,538
Pacific Edge, Ltd. (c)	17,353	3,092
PGG Wrightson, Ltd.	5,854	10,220
Pushpay Holdings, Ltd. (c)	22,159	126,817
Restaurant Brands New Zealand, Ltd. (c)	7,507	57,351
Sanford, Ltd.	17,782	72,273
Scales Corp., Ltd.	25,709	81,170
Serko, Ltd. (c)	3,960	8,409
Skellerup Holdings, Ltd.	47,582	66,051
SKY Network Television, Ltd. (c)	458,793	44,373
SKYCITY Entertainment Group, Ltd.	192,248	299,298
Steel & Tube Holdings, Ltd.	51,732	21,076
Summerset Group Holdings, Ltd.	38,925	163,473
Synlait Milk, Ltd. (c)	14,388	66,105
Tourism Holdings, Ltd.	26,255	33,446
TOWER, Ltd. (c)	59,836	24,103
Trustpower, Ltd.	13,980	62,622
Turners Automotive Group, Ltd.	8,394	11,420
Warehouse Group, Ltd. (The)	39,693	52,687
Z Energy, Ltd.	89,671	157,001

		3,482,838

Norway—1.1%
ABG Sundal Collier Holding ASA	134,443	58,655
AF Gruppen ASA	4,034	72,291
Akastor ASA (c)	47,184	23,569
Aker Solutions ASA (c)	37,475	32,674
American Shipping Co. ASA (c)	19,821	53,232
Atea ASA (c)	25,138	242,130
Austevoll Seafood ASA	22,759	188,108
Avance Gas Holding, Ltd.	14,826	27,673
Axactor SE (c)	39,265	24,580
B2Holding ASA (c)	54,575	21,193
Bergenbio ASA (c)	2,655	9,646

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Bionor Pharma ASA (c)	6,972	$22,110
Bonheur ASA	10,311	252,038
Borregaard ASA	29,060	308,806
BW Energy, Ltd. (c)	25,058	44,814
BW Offshore, Ltd.	33,722	111,029
Crayon Group Holding ASA (c)	7,537	49,132
DNO ASA	182,446	109,998
Europris ASA	62,298	300,999
Fjordkraft Holding ASA	11,050	90,687
Frontline, Ltd.	29,165	202,453
Grieg Seafood ASA	13,378	137,032
Hexagon Composites ASA (c)	36,341	151,375
Hoegh LNG Holdings, Ltd.	16,807	19,518
IDEX Biometrics ASA (c)	200,592	30,770
Itera ASA	17,553	21,108
Kongsberg Automotive ASA (c) (d)	176,177	6,364
Kvaerner ASA (c)	60,872	39,086
NEL ASA (c)	360,023	706,405
Nordic Nanovector ASA (c)	11,170	24,685
Nordic Semiconductor ASA (c)	45,822	350,075
Norway Royal Salmon ASA	3,956	103,202
Norwegian Air Shuttle ASA (c)	26,268	7,426
Norwegian Finans Holding ASA	42,978	294,963
Norwegian Property ASA	11,418	14,542
Ocean Yield ASA	12,183	27,453
Odfjell Drilling, Ltd. (c)	25,648	28,918
Odfjell SE - A Shares (c)	1,949	4,401
Olav Thon Eiendomsselskap ASA (c)	2,986	43,473
Otello Corp. ASA (c)	33,778	42,142
PCI Biotech Holding ASA (c)	2,821	20,279
PGS ASA (c)	106,228	42,613
PhotoCure ASA (c)	5,477	39,712
Protector Forsikring ASA (c)	25,433	97,841
Sbanken ASA (c)	25,013	162,685
Scatec Solar ASA	24,197	393,963
Selvaag Bolig ASA	14,928	88,359
SpareBank 1 SR Bank ASA	19,858	144,440
Stolt-Nielsen, Ltd.	7,397	67,264
TGS Nopec Geophysical Co. ASA (d)	34,670	502,965
Treasure ASA	21,003	24,245
Veidekke ASA (c)	28,524	344,827
Wallenius Wilhelmsen ASA (d)	14,567	18,848
Wilh Wilhelmsen Holding ASA - Class A	4,777	58,399
XXL ASA (c)	68,315	133,223

		6,438,418

Peru—0.0%
Hochschild Mining plc	95,965	230,748

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	5,748

Portugal—0.3%
Altri SGPS S.A.	27,747	132,850
Banco Comercial Portugues S.A. - Class R (c)	2,143,248	257,233
Banco Espirito Santo S.A. (a) (b) (c)	89,078	0

Portugal—(Continued)
CTT-Correios de Portugal S.A. (c)	47,697	112,996
Mota-Engil SGPS S.A. (c) (d)	40,942	52,447
Navigator Co. S.A. (The) (c)	71,289	173,113
NOS SGPS S.A. (c) (d)	74,998	326,920
Novabase SGPS S.A. (d)	7,827	27,331
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	333,734
Semapa-Sociedade de Investimento e Gestao	8,426	76,512
Sonae Capital SGPS S.A. (c)	11,637	6,637
Sonae SGPS S.A.	309,228	222,740

		1,722,513

Russia—0.1%
Petropavlovsk plc (c)	987,975	307,751

Singapore—1.4%
Abterra, Ltd. (a) (b) (c)	51,720	271
Accordia Golf Trust	145,200	71,704
AEM Holdings, Ltd.	69,600	157,740
Ascendas India Trust	350,800	340,277
Avarga, Ltd.	46,000	5,140
Banyan Tree Holdings, Ltd. (c)	97,700	17,351
Best World International, Ltd. (a) (b)	80,000	14,512
Bonvests Holdings, Ltd. (c)	18,000	10,656
Boustead Projects, Ltd.	24,607	13,110
Boustead Singapore, Ltd.	82,025	36,863
Bukit Sembawang Estates, Ltd.	69,100	191,599
BW LPG, Ltd.	31,059	96,984
Centurion Corp., Ltd.	98,400	25,445
China Aviation Oil Singapore Corp., Ltd.	94,800	68,194
Chip Eng Seng Corp., Ltd.	157,000	65,201
Chuan Hup Holdings, Ltd.	125,000	17,642
CNQC International Holdings, Ltd.	82,500	7,234
ComfortDelGro Corp., Ltd.	642,800	670,341
COSCO Shipping International Singapore Co., Ltd. (c)	332,100	49,228
Creative Technology, Ltd. (c)	16,300	35,077
CSE Global, Ltd.	143,500	41,609
CW Group Holdings, Ltd. (a) (b) (c)	106,000	592
Delfi, Ltd.	80,600	42,565
Elec & Eltek International Co., Ltd.	23,000	52,691
Ezion Holdings, Ltd. (a) (b) (c)	753,729	4,381
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	1,481
Far East Orchard, Ltd. (c)	74,044	55,829
First Resources, Ltd.	141,400	141,548
Food Empire Holdings, Ltd.	54,000	20,710
Fragrance Group, Ltd.	752,800	62,135
Fraser and Neave, Ltd.	36,400	36,106
Frasers Centrepoint, Ltd.	12,400	11,270
Frencken Group, Ltd.	86,400	55,050
Fu Yu Corp., Ltd.	98,800	17,054
Gallant Venture, Ltd. (c)	257,900	20,920
Geo Energy Resources, Ltd. (c)	155,000	12,830
GK Goh Holdings, Ltd.	12,000	6,549
GL, Ltd.	188,000	81,325
Golden Agri-Resources, Ltd.	2,173,000	231,216
Golden Energy & Resources, Ltd.	69,000	7,933
GuocoLand, Ltd.	68,800	72,324

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Halcyon Agri Corp., Ltd. (c)	188,713	$29,819
Hanwell Holdings, Ltd. (c)	19,000	2,640
Haw Par Corp., Ltd.	32,400	228,698
Hi-P International, Ltd.	50,200	38,380
Hiap Hoe, Ltd.	58,000	26,615
Ho Bee Land, Ltd.	67,200	101,884
Hong Fok Corp., Ltd.	146,740	75,150
Hong Leong Asia, Ltd.	82,000	29,344
Hong Leong Finance, Ltd.	37,900	67,943
Hotel Grand Central, Ltd. (c)	25,900	18,040
Hour Glass, Ltd. (The)	129,000	64,093
Hrnet Group, Ltd.	67,700	24,145
Hwa Hong Corp., Ltd.	138,000	28,717
Hyflux, Ltd. (a) (b) (c)	179,500	2,356
iFAST Corp., Ltd.	25,500	25,834
IGG, Inc.	298,000	244,015
Indofood Agri Resources, Ltd. (c)	152,000	33,301
Japfa, Ltd.	98,670	48,663
k1 Ventures, Ltd. (a) (b) (c)	80,800	0
Kenon Holdings, Ltd.	5,886	116,101
Keppel Infrastructure Trust	849,718	331,725
Koh Brothers Group, Ltd.	97,000	11,485
KSH Holdings, Ltd.	25,700	6,185
Lian Beng Group, Ltd.	116,900	35,476
Low Keng Huat Singapore, Ltd.	122,600	33,740
Lum Chang Holdings, Ltd.	115,000	27,670
Metro Holdings, Ltd.	141,600	74,297
Mewah International, Inc.	110,000	15,603
Midas Holdings, Ltd. (a) (b) (c)	452,000	11,676
mm2 Asia, Ltd. (c)	149,800	21,200
NetLink NBN Trust	90,500	63,363
NSL, Ltd. (c)	15,000	8,073
Overseas Union Enterprise, Ltd.	119,200	102,005
Oxley Holdings, Ltd.	247,825	41,879
Pan-United Corp., Ltd.	53,750	11,780
Penguin International, Ltd.	64,333	22,067
Perennial Real Estate Holdings, Ltd. (c)	23,300	15,746
Q&M Dental Group Singapore, Ltd.	41,800	12,768
QAF, Ltd.	74,167	41,731
Raffles Education Corp., Ltd. (c)	500,206	41,699
Raffles Medical Group, Ltd.	256,560	170,086
Rickmers Maritime (a) (b) (c)	110,000	0
Riverstone Holdings, Ltd.	76,400	143,894
Roxy-Pacific Holdings, Ltd.	94,325	24,218
SATS, Ltd.	190,000	391,140
SBS Transit, Ltd.	36,600	78,370
Sembcorp Industries, Ltd.	257,100	324,009
Sembcorp Marine, Ltd. (c)	107,000	32,718
Sheng Siong Group, Ltd.	146,100	173,198
SHS Holdings, Ltd.	47,000	5,492
SIA Engineering Co., Ltd.	78,100	110,677
SIIC Environment Holdings, Ltd.	220,300	32,431
Sinarmas Land, Ltd.	618,500	77,766
Sing Holdings, Ltd.	82,000	20,624
Singapore Post, Ltd.	414,200	229,248
Singapore Press Holdings, Ltd.	360,400	328,893
Singapore Reinsurance Corp., Ltd.	1,000	216

Singapore—(Continued)
Stamford Land Corp., Ltd.	278,000	68,918
StarHub, Ltd.	156,800	147,368
Straits Trading Co., Ltd.	6,800	7,768
Sunningdale Tech, Ltd.	41,100	29,372
Swiber Holdings, Ltd. (a) (b) (c)	117,749	1,724
Tuan Sing Holdings, Ltd.	178,329	35,918
UMS Holdings, Ltd.	116,250	74,845
United Industrial Corp., Ltd.	20,800	32,881
United Overseas Insurance, Ltd.	4,000	19,259
UOB-Kay Hian Holdings, Ltd.	147,832	123,127
Vicom, Ltd.	26,000	42,021
Wee Hur Holdings, Ltd.	85,000	11,853
Wing Tai Holdings, Ltd.	159,621	205,519
XP Power, Ltd.	4,868	214,832
Yeo Hiap Seng, Ltd.	19,712	11,902

		8,176,880

South Africa—0.1%
Caledonia Mining Corp. plc (a) (b) (c)	1,300	22,516
Mediclinic International plc	130,142	426,315
Petra Diamonds, Ltd. (c)	279,686	6,369

		455,200

Spain—2.2%
Acciona S.A. (d)	7,805	762,913
Acerinox S.A.	70,013	563,976
Alantra Partners S.A.	6,139	75,624
Almirall S.A. (c)	20,984	276,865
Amper S.A. (c)	224,339	40,618
Applus Services S.A.	33,014	252,973
Atresmedia Corp. de Medios de Comunicacion S.A. (d)	31,355	81,865
Azkoyen S.A. (c)	3,142	18,633
Banco de Sabadell S.A.	305,601	105,876
Bankia S.A.	240,303	255,562
Bankinter S.A.	216,425	1,030,364
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A.	12,772	237,908
Cie Automotive S.A.	19,652	344,421
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	213,265
Distribuidora Internacional de Alimentacion S.A. (c) (d)	282,491	35,278
Ebro Foods S.A.	25,801	534,269
eDreams ODIGEO S.A. (c)	17,603	48,780
Elecnor S.A.	11,262	119,725
Enagas S.A.	29,981	731,837
Ence Energia y Celulosa S.A (d)	61,968	202,530
Ercros S.A. (c)	60,314	121,513
Euskaltel S.A.	24,020	213,714
Faes Farma S.A.	140,343	570,237
Fluidra S.A. (c)	16,366	216,106
Fomento de Construcciones y Contratas S.A. (c)	198	1,869
Fomento de Construcciones y Contratas S.A.	11,843	111,797
Gestamp Automocion S.A.	10,731	26,966
Global Dominion Access S.A. (c)	25,444	81,367
Grupo Catalana Occidente S.A.	21,287	491,148
Grupo Empresarial San Jose S.A. (c)	8,320	44,138
Grupo Ezentis S.A. (c) (d)	78,251	29,191

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Iberpapel Gestion S.A.	1,128	$24,634
Indra Sistemas S.A. (c)	42,149	330,756
Laboratorios Farmaceuticos Rovi S.A.	4,330	122,978
Liberbank S.A. (c)	410,152	67,917
Mapfre S.A.	90,898	161,559
Masmovil Ibercom S.A. (c)	19,272	491,141
Mediaset Espana Comunicacion S.A. (c)	49,361	182,330
Melia Hotels International S.A. (d)	31,617	134,120
Miquel y Costas & Miquel S.A.	11,154	160,344
Neinor Homes S.A. (c)	3,397	34,770
Obrascon Huarte Lain S.A. (c)	35,775	25,478
Pharma Mar S.A.	72,263	621,354
Prim S.A.	3,013	32,418
Promotora de Informaciones S.A. - Class A (c)	83,921	47,257
Prosegur Cia de Seguridad S.A.	54,905	127,668
Quabit Inmobiliaria S.A. (c)	21,835	9,332
Realia Business S.A. (c)	143,011	109,987
Sacyr S.A. (d)	124,751	258,366
Solaria Energia y Medio Ambiente S.A. (c)	19,439	246,836
Talgo S.A. (c)	22,161	105,436
Tecnicas Reunidas S.A. (c)	11,115	169,568
Tubacex S.A. (c)	32,455	49,124
Unicaja Banco S.A. (c)	100,145	51,107
Vidrala S.A.	7,784	741,881
Viscofan S.A.	14,797	965,071
Vocento S.A. (c)	18,128	15,001
Zardoya Otis S.A.	44,048	301,163

		13,428,924

Sweden—3.2%
AcadeMedia AB	21,250	143,525
Adapteo Oyj (c)	10,190	87,222
AddLife AB - Class B (c)	6,428	67,901
AddNode Group AB (c)	7,307	139,444
AddTech AB - B Shares	20,854	837,063
AF AB - B Shares (c)	26,875	576,052
Ahlstrom-Munksjo Oyj	20,199	302,783
Alimak Group AB	10,425	112,673
Ambea AB (c)	4,741	24,133
Arise AB (c)	4,852	19,238
Arjo AB - B Shares	87,000	483,172
Atrium Ljungberg AB - B Shares	13,611	191,469
Attendo AB (c)	28,610	112,030
Avanza Bank Holding AB	38,799	550,349
BE Group AB (c)	1,962	5,768
Beijer Alma AB	16,105	164,929
Beijer Electronics Group AB (c)	7,843	33,264
Beijer Ref AB	1,051	31,699
Bergman & Beving AB - B Shares	12,796	98,547
Besqab AB	1,061	12,214
Betsson AB (c)	52,307	363,291
BHG Group AB (c)	8,946	78,657
Bilia AB - A Shares	31,057	250,544
BillerudKorsnas AB (d)	20,555	294,088
BioGaia AB - B Shares	5,052	278,387
Biotage AB	20,199	301,758

Sweden—(Continued)
Bonava AB - B Shares	18,068	97,029
Bravida Holding AB (c)	66,578	635,419
Bufab AB (c)	11,463	120,459
Bulten AB (c)	6,239	35,722
Bure Equity AB	18,672	404,677
Byggmax Group AB (c)	18,326	86,175
Catena AB	7,656	301,263
Clas Ohlson AB - B Shares	15,608	174,565
Cloetta AB - B Shares (c)	103,074	262,156
Coor Service Management Holding AB (c)	20,980	137,663
Corem Property Group AB - B Shares	46,195	87,917
Dios Fastigheter AB	39,686	264,991
Dometic Group AB (c)	44,242	396,053
Doro AB (c)	3,391	12,860
Duni AB	13,288	138,905
Dustin Group AB	18,741	101,897
Eastnine AB	7,088	88,884
Elanders AB - B Shares	1,453	8,101
Electrolux Professional AB - Class B (c)	25,360	92,504
Elos Medtech AB (c)	1,084	7,755
Eltel AB (c)	18,428	40,055
Enea AB (c)	4,082	73,248
eWork Group AB	2,864	18,973
Fagerhult AB (c)	19,392	71,841
FastPartner AB	10,644	79,547
Fingerprint Cards AB - Class B (c)	28,890	52,334
Garo AB (c)	308	10,965
GHP Specialty Care AB (c)	7,172	12,428
Granges AB (c)	23,241	183,741
Gunnebo AB (c)	16,020	31,417
Haldex AB (c)	16,480	66,216
Heba Fastighets AB	9,527	87,876
Hexpol AB (c)	10,163	75,153
HIQ International AB (c)	18,344	85,330
HMS Networks AB (c)	5,072	94,503
Hoist Finance AB (c)	12,983	34,642
Humana AB (c)	6,890	34,972
Inwido AB (c)	16,291	112,455
ITAB Shop Concept AB - Class B (c)	1,944	2,361
JM AB	24,527	551,279
Klovern AB - B Shares (d)	182,362	287,822
Know It AB (c)	7,992	132,627
Kungsleden AB	67,825	504,512
Lagercrantz Group AB - B Shares	21,334	330,345
LeoVegas AB	5,910	26,390
Lindab International AB	35,369	413,907
Loomis AB (c)	10,435	248,954
Medicover AB - B Shares (c)	2,095	21,497
Medivir AB - B Shares (c)	10,470	16,713
Mekonomen AB (c)	11,543	81,644
MIPS AB	4,979	171,554
Modern Times Group MTG AB - B Shares (c)	17,267	187,145
Momentum Group AB - Class B	10,335	132,302
Mycronic AB (d)	25,742	484,801
NCC AB - B Shares	9,329	150,804
Nederman Holding AB (c)	7,692	92,334
Net Insight AB - Class B (c)	74,697	20,464

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
New Wave Group AB - B Shares (c)	19,643	$65,671
Nobia AB (c)	40,224	190,090
Nobina AB (c)	41,153	245,663
Nolato AB - B Shares (c)	6,137	413,232
Nordic Entertainment Group AB	5,436	166,071
Nordic Waterproofing Holding	3,742	40,852
NP3 Fastigheter AB	11,449	108,010
Nyfosa AB (c)	74,526	506,930
OEM International AB - B Shares (c)	3,800	97,821
Peab AB (c)	43,014	353,123
Platzer Fastigheter Holding AB - Class B	15,422	131,436
Pricer AB - B Shares	32,212	84,188
Proact IT Group AB (c)	2,832	53,082
Qliro Group AB (c)	24,348	17,019
Ratos AB - B Shares (c)	61,820	165,112
RaySearch Laboratories AB (c)	7,859	72,856
Recipharm AB (c)	4,914	60,540
Recipharm AB - B Shares (c) (d)	12,287	151,517
Rottneros AB	26,936	24,899
SAS AB (c) (d)	75,231	62,675
Scandi Standard AB (c)	18,069	124,402
Scandic Hotels Group AB (d)	9,545	33,471
Sectra AB - B Shares (c)	7,532	428,072
Semcon AB (c)	5,540	29,706
Sensys Gatso Group AB (c)	223,283	30,878
Sintercast AB	1,857	28,380
SkiStar AB	17,077	174,939
Sweco AB - B Shares	2,587	116,044
Systemair AB	5,643	97,965
Tethys Oil AB	2,076	10,169
Thule Group AB	6,553	165,218
Troax Group AB	12,541	196,498
VBG Group AB - B Shares (c)	1,912	28,714
Wihlborgs Fastigheter AB	40,420	660,709

		19,174,298

Switzerland—6.8%
Allreal Holding AG	5,247	1,038,238
ALSO Holding AG (c)	2,164	531,526
APG SGA S.A. (c)	468	87,314
Arbonia AG (c)	14,726	152,464
Aryzta AG (c) (d)	230,151	103,197
Ascom Holding AG (c) (d)	12,379	112,980
Autoneum Holding AG (c) (d)	1,187	115,754
Bachem Holding AG - Class B	940	246,755
Baloise Holding AG	10,681	1,599,593
Banque Cantonale de Geneve	750	144,446
Banque Cantonale Vaudoise	5,470	531,260
Belimo Holding AG	142	1,043,785
Bell Food Group AG	880	222,787
Bellevue Group AG	3,322	77,103
Berner Kantonalbank AG	1,950	472,231
BKW AG	6,201	555,962
Bobst Group S.A. (d)	4,144	244,457
Bossard Holding AG - Class A (d)	2,139	326,579
Bucher Industries AG	2,604	748,783

Switzerland—(Continued)
Burckhardt Compression Holding AG	610	149,151
Burkhalter Holding AG	1,499	96,480
Calida Holding AG (c)	2,002	60,838
Carlo Gavazzi Holding AG	124	23,576
Cembra Money Bank AG	9,715	947,596
Cicor Technologies, Ltd. (c)	644	27,725
Cie Financiere Tradition S.A.	606	67,133
Clariant AG (c) (d)	65,965	1,293,776
Coltene Holding AG (c) (d)	1,646	123,836
Conzzeta AG	471	421,742
Daetwyler Holding AG	536	104,663
DKSH Holding AG	13,415	859,991
dormakaba Holding AG (c)	1,118	608,669
Dufry AG (c)	7,951	234,875
EDAG Engineering Group AG (c) (d)	3,171	23,165
EFG International AG (c)	32,496	230,951
Emmi AG	657	572,872
Energiedienst Holding AG	4,619	146,724
Evolva Holding S.A. (c) (d)	84,327	20,451
Feintool International Holding AG (c)	588	29,961
Fenix Outdoor International AG	1,091	98,200
Ferrexpo plc	110,230	236,657
Flughafen Zurich AG (c)	5,491	712,178
Forbo Holding AG	383	554,076
Galenica AG	13,396	957,663
GAM Holding AG (c) (d)	68,723	157,332
Georg Fischer AG	1,489	1,276,489
Gurit Holding AG	164	238,531
Helvetia Holding AG	8,954	833,643
Hiag Immobilien Holding AG (c)	1,881	182,969
Highlight Communications AG (c)	7,829	34,354
HOCHDORF Holding AG (c) (d)	174	11,253
Huber & Suhner AG	5,610	395,091
Hypothekarbank Lenzburg AG	3	13,616
Implenia AG	6,944	255,833
Ina Invest Holding AG (c) (d)	1,388	30,765
Inficon Holding AG	600	464,872
Interroll Holding AG	226	455,476
Intershop Holding AG	466	278,722
Investis Holding S.A.	322	29,701
IWG plc	206,169	675,967
Jungfraubahn Holding AG (c)	890	115,637
Kardex Holding AG (d)	2,247	409,258
Komax Holding AG (c)	1,069	173,379
Kudelski S.A. (d)	13,221	47,961
Landis & Gyr Group AG (c)	3,525	227,806
Lastminute.com NV (c)	1,492	35,864
LEM Holding S.A.	166	245,179
Logitech International S.A.	4,121	268,707
Luzerner Kantonalbank AG (c)	1,452	600,497
Meier Tobler Group AG (c)	872	9,352
Metall Zug AG - B Shares	78	116,411
Mikron Holding AG (c)	2,145	11,818
Mobilezone Holding AG	15,446	134,064
Mobimo Holding AG (c)	2,761	797,998
OC Oerlikon Corp. AG	68,290	556,072
Orascom Development Holding AG (c)	5,250	48,615

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Orell Fuessli Holding AG	428	$40,205
Orior AG	2,240	184,043
Phoenix Mecano AG	274	110,313
Plazza AG - Class A	597	173,244
PSP Swiss Property AG	14,991	1,686,666
Resurs Holding AB	27,086	111,064
Rieter Holding AG	1,344	123,731
Romande Energie Holding S.A.	111	120,087
Schaffner Holding AG	238	48,478
Schmolz & Bickenbach AG (c)	161,565	33,224
Schweiter Technologies AG	396	486,739
SFS Group AG	4,763	445,439
Siegfried Holding AG (c)	1,485	673,440
SIG Combibloc Group AG (c)	85,331	1,379,106
St. Galler Kantonalbank AG	1,123	500,954
Sulzer AG	5,258	418,483
Sunrise Communications Group AG (c)	11,434	1,013,661
Swiss Prime Site AG	12,447	1,149,758
Swissquote Group Holding S.A.	3,968	338,434
Tecan Group AG	968	342,474
TX Group AG	1,079	80,042
U-Blox Holding AG (c) (d)	3,063	209,228
V-ZUG Holding AG (c)	780	64,214
Valiant Holding AG	5,102	476,039
Valora Holding AG (c) (d)	1,467	280,259
VAT Group AG	9,336	1,702,102
Vaudoise Assurances Holding S.A.	423	198,087
Vetropack Holding AG (c)	4,400	243,348
Von Roll Holding AG (c)	16,704	15,368
Vontobel Holding AG	11,290	790,589
VZ Holding AG	4,180	312,129
Walliser Kantonalbank	1,345	146,205
Warteck Invest AG	53	116,356
Ypsomed Holding AG (c)	621	87,895
Zehnder Group AG	4,422	173,458
Zug Estates Holding AG - B Shares	83	176,027
Zuger Kantonalbank AG	59	382,318

		40,924,602

United Arab Emirates—0.0%
Lamprell plc (c)	100,553	24,641

United Kingdom—12.9%
4d pharma plc (c)	6,480	3,351
4imprint Group plc	9,062	276,398
888 Holdings plc	95,449	206,324
A.G. Barr plc	39,803	222,520
AA plc (c)	210,707	59,617
Advanced Medical Solutions Group plc	10,237	30,258
Afren plc (a) (b) (c)	251,096	0
Aggreko plc	73,028	400,047
Air Partner plc	4,960	5,197
AJ Bell plc	34,723	166,103
Alliance Pharma plc	75,826	69,944
Anglo Pacific Group plc	51,447	85,600
Anglo-Eastern Plantations plc	5,782	35,580

United Kingdom—(Continued)
Appreciate Group plc (c)	23,099	8,389
Arrow Global Group plc	59,836	65,872
Ascential plc	93,732	335,967
Ashmore Group plc	97,994	505,806
ASOS plc (c)	11,744	497,698
Avon Rubber plc	11,857	472,680
B&M European Value Retail S.A.	158,489	779,800
Babcock International Group plc	185,613	712,571
Balfour Beatty plc	245,206	791,823
Beazley plc	163,069	827,621
Begbies Traynor Group plc	20,686	25,014
Bellway plc	33,282	1,048,665
Biffa plc	40,575	100,920
Bloomsbury Publishing plc	30,333	75,141
Bodycote plc	80,730	626,671
boohoo Group plc (c)	208,438	1,062,415
Braemar Shipping Services plc	7,120	10,673
Brewin Dolphin Holdings plc	103,859	334,901
Britvic plc	76,398	728,323
Cairn Energy plc (c)	248,463	362,209
Capita plc (c)	186,764	101,876
Capital & Counties Properties plc	102,721	185,692
Card Factory plc	103,756	64,688
CareTech Holdings plc	13,900	74,710
Carr’s Group plc	19,239	26,165
Castings plc	2,870	13,100
Centaur Media plc	92,526	27,516
Central Asia Metals plc	20,359	36,916
Chemring Group plc	123,138	368,699
Chesnara plc	61,754	221,396
Cineworld Group plc	206,628	154,690
City of London Investment Group plc	6,851	32,538
Clarkson plc	8,219	229,184
Clinigen Group plc	23,196	232,745
Clipper Logistics plc	11,008	40,323
Close Brothers Group plc	58,401	798,645
CLS Holdings plc	60,694	138,988
CMC Markets plc	42,124	139,281
Coats Group plc	148,201	102,724
Computacenter plc	29,696	603,168
Concentric AB (c)	11,928	168,592
ContourGlobal plc	6,696	15,751
ConvaTec Group plc	199,431	483,851
Costain Group plc	35,950	31,608
Countryside Properties plc	139,641	572,190
Cranswick plc	19,608	878,236
Crest Nicholson Holdings plc	83,456	204,174
CVS Group plc	14,319	182,584
Daily Mail & General Trust plc	55,038	470,529
Dart Group plc	22,038	228,984
De La Rue plc	36,480	58,909
De La Rue Plc (c)	15,960	4,019
Devro plc	61,396	115,117
DFS Furniture plc	43,792	89,595
Dialight plc (c)	5,140	21,310
Dialog Semiconductor plc (c)	25,587	1,166,190
Dignity plc (c)	19,579	60,489

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Diploma plc	38,593	$861,150
DiscoverIE Group plc	22,813	144,674
Dixons Carphone plc (c)	237,255	263,859
Domino’s Pizza Group plc	168,480	647,371
Drax Group plc	166,248	529,392
Dunelm Group plc	32,077	472,518
easyJet plc	1,497	12,590
EKF Diagnostics Holdings plc (c)	38,020	20,371
Electrocomponents plc	153,993	1,278,756
Elementis plc	202,330	161,280
EMIS Group plc	12,378	165,848
EnQuest plc (c)	750,991	133,480
Epwin Group plc	14,369	12,031
Equiniti Group plc	114,179	205,519
Essentra plc	94,236	341,067
Euromoney Institutional Investor plc	32,940	320,102
FDM Group Holdings plc	16,716	188,295
Fevertree Drinks plc	27,417	694,116
Firstgroup plc (c)	445,353	277,432
Flex LNG, Ltd. (d)	8,311	38,322
Flowtech Fluidpower plc	6,703	6,099
Forterra plc	58,426	145,400
Foxtons Group plc (c)	74,860	35,679
Frasers Group PLC (c)	60,772	229,935
Fuller Smith & Turner plc - Class A	9,279	88,440
FW Thorpe plc	6,310	23,548
G4S plc	457,128	644,410
Galliford Try Holdings plc	49,848	73,017
Games Workshop Group plc	10,635	1,055,249
Gamesys Group plc (c)	20,218	215,043
Gamma Communications plc	10,278	163,487
Gem Diamonds, Ltd. (c)	44,142	14,266
Genel Energy plc	14,530	23,276
Genus plc	2,899	126,774
Georgia Capital plc (c)	7,105	40,914
Go-Ahead Group plc	17,891	184,131
Gocompare.Com Group plc	86,389	103,126
Gooch & Housego plc	2,212	30,921
Goodwin plc	188	7,231
Grafton Group plc	90,869	742,299
Grainger plc	223,427	791,061
Greggs plc	30,629	614,176
Gulf Keystone Petroleum, Ltd.	64,377	71,315
Gym Group plc (The)	49,004	92,215
H&T Group plc	1,027	4,089
Halfords Group plc	89,687	169,370
Hastings Group Holdings plc	103,212	247,702
Hays plc	520,261	771,911
Headlam Group plc	43,642	153,711
Helical plc	47,664	182,368
Henry Boot plc	10,968	34,359
Hill & Smith Holdings plc	29,918	460,742
Hilton Food Group plc	17,492	273,670
Hiscox, Ltd.	69,440	677,829
Hollywood Bowl Group plc	35,798	68,693
HomeServe plc	5,455	88,115
Horizon Discovery Group plc (c)	36,306	43,798

United Kingdom—(Continued)
Howden Joinery Group plc	164,940	1,128,416
Hunting plc	52,837	139,020
Hurricane Energy plc (c)	60,919	4,372
Hyve Group plc (d)	76,414	94,161
Ibstock plc	123,730	275,420
IDOX plc (c)	75,537	47,162
IG Group Holdings plc	120,992	1,225,026
IGas Energy plc (c)	4,664	980
IMI plc	84,746	967,519
Inchcape plc	161,511	979,734
Indivior plc (c)	209,003	215,351
IntegraFin Holdings plc	40,253	228,319
Intermediate Capital Group plc	23,341	372,178
International Personal Finance plc	79,366	51,397
iomart Group plc	16,833	73,073
IP Group plc (c)	225,731	178,423
J.D. Wetherspoon plc	28,414	353,764
James Fisher & Sons plc	19,636	331,423
James Halstead plc	4,246	27,313
John Laing Group plc	135,924	586,152
John Menzies plc	23,155	35,931
John Wood Group plc	195,202	467,868
Johnson Service Group plc	61,047	87,374
Joules Group plc	4,111	5,635
Jupiter Fund Management plc	162,494	515,588
Just Group plc (c)	202,647	131,679
Kainos Group plc	20,314	188,365
Keller Group plc	27,591	217,225
Kier Group plc (c) (d)	50,507	60,996
Kin & Carta plc	66,431	50,484
Lancashire Holdings, Ltd.	72,054	724,586
Liontrust Asset Management plc	9,898	159,948
Lookers plc	131,372	34,165
LSL Property Services plc	25,826	63,986
Luceco plc	31,684	36,924
M&C Saatchi plc	3,677	2,414
Man Group plc	584,475	944,942
Marks & Spencer Group plc	37,541	45,993
Marshalls plc	73,997	564,249
Marston’s plc	258,409	170,085
McBride plc (c)	63,975	49,443
McCarthy & Stone plc (c)	95,429	84,419
McColl’s Retail Group plc	12,767	6,677
Mears Group plc	41,542	81,290
Meggitt plc	64,062	233,208
Metro Bank plc (c) (d)	2,816	3,658
Midwich Group plc	2,103	10,440
Mitchells & Butlers plc (c)	85,514	199,075
Mitie Group plc	135,619	139,868
MJ Gleeson plc	13,112	106,837
Moneysupermarket.com Group plc	149,153	597,461
Morgan Advanced Materials plc	109,869	327,821
Morgan Sindall Group plc	17,569	267,881
Morses Club plc	6,380	3,786
Mortgage Advice Bureau Holdings, Ltd.	6,665	49,775
Mothercare plc (c)	55,479	5,020
Motorpoint group plc	14,323	45,662

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
N Brown Group plc	73,957	$32,136
Naked Wines plc	10,364	56,924
National Express Group plc	200,733	466,464
NCC Group plc	88,729	194,972
Next Fifteen Communications Group plc	7,460	32,695
Non-Standard Finance plc	79,101	6,610
Norcros plc	11,343	21,532
Numis Corp. plc	16,141	63,357
On the Beach Group plc	36,264	132,278
OneSavings Bank plc	62,111	203,976
Oxford Instruments plc	18,083	320,023
Pagegroup plc	107,838	504,763
Pan African Resources plc	368,191	80,173
Paragon Banking Group plc	94,115	407,910
Parkmead Group plc (The) (c)	28,991	11,692
PayPoint plc	20,570	153,050
Pendragon plc (c)	345,188	38,493
Pennon Group plc	128,372	1,777,903
Petrofac, Ltd.	76,214	169,060
Pets at Home Group plc	183,081	541,573
Pharos Energy plc (c)	50,968	11,213
Photo-Me International plc	89,030	60,525
Playtech plc	90,374	314,849
Polar Capital Holdings plc	12,944	80,431
Polypipe Group plc	74,214	397,412
Porvair plc	8,570	59,277
PPHE Hotel Group, Ltd.	3,290	44,398
Premier Foods plc (c) (d)	334,879	291,106
Premier Miton Group plc	9,032	11,355
Premier Oil plc (c) (d)	245,706	156,487
Provident Financial plc	22,978	50,117
PZ Cussons plc	102,110	234,388
QinetiQ Group plc	191,494	705,014
Quilter plc	627,813	1,081,486
Rank Group plc	54,017	97,860
Rathbone Brothers plc	17,130	301,079
Redde Northgate plc	57,053	117,192
Redrow plc	96,072	512,321
Renew Holdings plc	8,917	48,907
Renewi plc	255,414	82,854
Renishaw plc	8,223	409,626
Renold plc (c)	238	32
Restaurant Group plc (The)	63,338	44,194
Ricardo plc	13,452	69,799
River & Mercantile Group plc	112	260
RM plc	43,283	127,588
Robert Walters plc	16,356	81,039
Rotork plc	262,698	910,138
Royal Mail plc (d)	244,813	552,210
RPS Group plc	100,537	60,700
RWS Holdings plc	16,316	121,023
S&U plc	755	15,003
Sabre Insurance Group plc	40,654	132,856
Saga plc	127,724	24,392
Savannah Energy plc (c)	60,736	5,585
Savills plc	58,446	597,085
Scapa Group plc	15,602	19,088

United Kingdom—(Continued)
SDL plc (c)	34,016	211,130
Secure Trust Bank plc	458	4,106
Senior plc	166,890	144,872
Serco Group plc (c)	51,037	96,304
Severfield plc	100,890	76,230
SIG Plc (c)	61,565	23,354
SIG plc	246,262	93,415
Signature Aviation plc	320,590	920,059
Smart Metering Systems plc	12,492	91,631
Softcat plc	34,705	468,327
Spectris plc	36,742	1,147,871
Speedy Hire plc	205,988	144,324
Spire Healthcare Group plc	58,762	62,092
Spirent Communications plc	209,055	623,458
Sportech plc (c)	20,264	4,689
SSP Group plc	125,662	399,869
St. Modwen Properties plc	86,555	370,241
Stagecoach Group plc	144,489	106,439
SThree plc	44,887	150,400
Stobart Group, Ltd. (c)	91,143	39,059
Stock Spirits Group plc	46,758	135,567
Studio Retail Group plc (c)	17,439	47,934
STV Group plc	7,121	20,600
Subsea 7 S.A. (c)	30,124	190,143
Superdry plc	18,185	31,796
Synthomer plc	116,551	402,238
T. Clarke plc	15,381	18,923
TalkTalk Telecom Group plc	231,657	245,720
Tate & Lyle plc	152,454	1,259,877
TBC Bank Group plc (c)	2,170	24,168
Ted Baker plc	15,673	16,362
Telecom Plus plc	21,765	383,653
Telit Communications plc (c)	33,381	45,554
TEN Entertainment Group plc	2,917	6,141
Topps Tiles plc	61,961	34,075
TORM plc (d)	12,781	87,820
TP ICAP plc	208,144	904,045
Travis Perkins plc	91,489	1,274,149
Trifast plc	20,432	28,746
Trinity Mirror plc	157,693	150,361
TT electronics plc	79,290	161,563
Tyman plc	8,110	19,105
U & I Group plc	54,856	53,354
Ultra Electronics Holdings plc	27,882	689,733
Urban & Civic plc	21,381	61,684
Vectura Group plc	226,500	272,352
Vertu Motors plc	35,216	10,725
Vesuvius plc	98,082	470,736
Victrex plc	29,567	715,728
Virgin Money UK plc (c)	190,655	217,154
Vistry Group plc	93,310	820,579
Vitec Group plc (The)	10,351	86,835
Vivo Energy plc	14,996	14,984
Volex plc	20,438	38,847
Volution Group plc	28,840	66,434
Vp plc	4,147	38,977
Watkin Jones plc	36,280	68,191

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Weir Group plc (The)	51,474	$676,951
WH Smith plc	35,182	477,691
William Hill plc	315,264	443,764
Wincanton plc	44,811	103,229
Xaar plc (c)	18,088	12,764
Zotefoams plc	7,268	31,508

		77,828,876

United States—0.4%
Alacer Gold Corp. (c)	102,778	706,334
Argonaut Gold, Inc. (c)	66,123	124,687
Burford Capital, Ltd.	24,761	142,515
Diversified Gas & Oil plc	40,437	48,046
Energy Fuels, Inc. (c) (d)	19,715	29,625
Golden Star Resources, Ltd. (c) (d)	28,192	82,026
Ormat Technologies, Inc.	1	36
PureTech Health plc (c)	40,474	134,022
REC Silicon ASA (c) (d)	64,361	19,008
Reliance Worldwide Corp., Ltd.	199,557	409,989
Samsonite International S.A. (c)	430,500	436,874
Sims, Ltd.	81,887	448,675
TI Fluid Systems plc	7,903	18,143
Varia US Properties AG (d)	1,203	50,001

		2,649,981

Total Common Stocks (Cost $622,292,973)		597,395,409

Preferred Stocks—0.3%

Germany—0.3%
Biotest AG	5,357	122,628
Draegerwerk AG & Co. KGaA	3,031	247,093
FUCHS Petrolub SE	15,515	622,392
Jungheinrich AG	17,481	406,281
Sixt SE	4,716	242,513
Sto SE & Co. KGaA	618	70,093
Villeroy & Boch AG (c)	505	6,381

Total Preferred Stocks (Cost $1,772,398)		1,717,381

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (c)	9,600	0

Austria—0.0%
Intercell AG (a) (b) (c)	24,163	0

Canada—0.0%
Pan American Silver Corp., Expires 02/22/29 (a) (b) (c)	78,950	54,160

Finland—0.0%
Finnair Oyj, Expires 07/01/20 (c)	24,728	108,097

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (c)	575,627	0

Singapore—0.0%
Banyan Tree Holdings, Ltd., Expires 07/14/20 (c)	5,862	0

Switzerland—0.0%
Meier Tobler Group AG, Expires 08/31/20 (c)	872	1,160

Total Rights (Cost $114,434)		163,417

Warrant—0.0%

Canada—0.0%
Tervita Corp., Expires 07/19/20 (c)	733	3

China—0.0%
First Sponsor Group, Ltd., Expires 05/30/24 (c)	949	24

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (c)	309,737	0

Total Warrants (Cost $0)		27

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $1,691,131; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $1,724,999.	1,691,131	1,691,131

Total Short-Term Investments (Cost $1,691,131)		1,691,131

Securities Lending Reinvestments (e)—4.8%

Repurchase Agreements—0.7%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $200,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $204,000.	200,000	200,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $100,000; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $102,000.	100,000	100,000

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $65,873; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $67,191.	65,873	$65,873
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $200,002; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $222,241.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $1,234,011; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $1,258,690.	1,234,009	1,234,009
National Bank of Canada
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,200,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $1,327,330.	1,200,000	1,200,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $110,611.	100,000	100,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $100,001; collateralized by various Common Stock with an aggregate market value of $111,129.	100,000	100,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $300,015; collateralized by various Common Stock with an aggregate market value of $333,400.	300,000	300,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $300,002; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $333,365.	300,000	300,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $500,023; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $555,609.	500,000	500,000

		4,299,882

Mutual Funds—4.1%
BlackRock Liquidity Funds, Institutional Shares 0.100% (f)	3,500,000	3,500,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (f)	4,000,000	4,000,000

Mutual Funds—(Continued)
Fidelity Government Portfolio, Institutional Class 0.100% (f)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (f)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (f)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (f)	3,000,000	3,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (f)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (f)	4,000,000	4,000,000

		24,500,000

Total Securities Lending Reinvestments (Cost $28,799,882)		28,799,882

Total Investments—104.2% (Cost $654,670,818)		629,767,247
Other assets and liabilities (net)—(4.2)%		(25,291,488)

Net Assets—100.0%		$604,475,759

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent 0.1% of net assets.
(c)	Non-income producing security.
(d)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $34,887,891 and the collateral received consisted of cash in the amount of $28,799,232 and non-cash collateral with a value of $8,922,121. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Ten Largest Industries as of June 30, 2020 (Unaudited)	% of Net Assets
Machinery	6.4
Metals & Mining	6.0
Real Estate Management & Development	5.2
Banks	4.5
Capital Markets	3.5
Food Products	3.4
Chemicals	3.3
Electronic Equipment, Instruments & Components	3.3
Construction & Engineering	3.0
Trading Companies & Distributors	2.9

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Glossary of Abbreviations

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$544,460	$37,294,485	$151,480	$37,990,425
Austria	—	9,422,982	0	9,422,982
Belgium	—	10,513,352	—	10,513,352
Canada	49,143,596	6,774	927	49,151,297
China	98,790	1,113,938	—	1,212,728
Colombia	20,919	—	—	20,919
Denmark	—	14,318,159	—	14,318,159
Faeroe Islands	—	9,560	—	9,560
Finland	—	15,714,354	—	15,714,354
France	—	23,000,110	43,027	23,043,137
Georgia	—	195,423	—	195,423
Germany	101,600	37,591,769	—	37,693,369
Ghana	—	191,318	—	191,318
Greenland	—	10,988	—	10,988
Guernsey, Channel Islands	—	51,305	—	51,305
Hong Kong	983,558	13,052,529	74,032	14,110,119
India	—	94,930	—	94,930
Ireland	—	2,262,107	923	2,263,030
Isle of Man	—	66,025	—	66,025
Israel	—	8,363,172	31,818	8,394,990
Italy	1,148,028	22,082,756	49	23,230,833
Japan	—	150,819,516	—	150,819,516
Jersey, Channel Islands	—	1,262,903	—	1,262,903
Kazakhstan	—	575,119	—	575,119
Liechtenstein	—	353,524	—	353,524
Luxembourg	—	908,837	—	908,837
Macau	—	90,977	—	90,977
Malta	—	366,658	—	366,658
Monaco	598,032	—	—	598,032
Netherlands	—	19,869,182	0	19,869,182
New Zealand	—	3,482,838	—	3,482,838
Norway	—	6,438,418	—	6,438,418
Peru	—	230,748	—	230,748
Philippines	—	5,748	—	5,748
Portugal	—	1,722,513	0	1,722,513

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Russia	$—	$307,751	$—	$307,751
Singapore	78,190	8,061,697	36,993	8,176,880
South Africa	—	432,684	22,516	455,200
Spain	—	13,428,924	0	13,428,924
Sweden	60,540	19,113,758	—	19,174,298
Switzerland	338,327	40,586,275	—	40,924,602
United Arab Emirates	—	24,641	—	24,641
United Kingdom	50,870	77,778,006	0	77,828,876
United States	942,672	1,707,309	—	2,649,981
Total Common Stocks	54,109,582	542,924,062	361,765	597,395,409
Total Preferred Stocks*	—	1,717,381	—	1,717,381
Rights
Australia	—	0	—	0
Austria	—	—	0	0
Canada	—	—	54,160	54,160
Finland	—	108,097	—	108,097
Hong Kong	—	—	0	0
Singapore	—	0	—	0
Switzerland	—	1,160	—	1,160
Total Rights	—	109,257	54,160	163,417
Warrant
Canada	3	—	—	3
China	24	—	—	24
Singapore	—	0	—	0
Total Warrants	27	0	—	27
Total Short-Term Investment*	—	1,691,131	—	1,691,131
Securities Lending Reinvestments
Repurchase Agreements	—	4,299,882	—	4,299,882
Mutual Funds	24,500,000	—	—	24,500,000
Total Securities Lending Reinvestments	24,500,000	4,299,882	—	28,799,882
Total Investments	$78,609,609	$550,741,713	$415,925	$629,767,247

Collateral for Securities Loaned (Liability)	$—	$(28,799,232)	$—	$(28,799,232)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

Transfers from Level 2 to Level 3 in the amount of $1,843 and transfers from Level 1 to Level 3 in the amount of $385,249 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$629,767,247
Cash denominated in foreign currencies (c)	1,627,956
Receivable for:
Investments sold	1,966,479
Fund shares sold	3,171
Dividends	1,668,420

Total Assets	635,033,273
Liabilities
Collateral for securities loaned	28,799,232
Payables for:
Investments purchased	853,150
Fund shares redeemed	48,717
Accrued Expenses:
Management fees	401,385
Distribution and service fees	15,023
Deferred trustees’ fees	136,874
Other expenses	303,133

Total Liabilities	30,557,514

Net Assets	$604,475,759

Net Assets Consist of:
Paid in surplus	$625,272,980
Distributable earnings (Accumulated losses)	(20,797,221)

Net Assets	$604,475,759

Net Assets
Class A	$532,537,578
Class B	71,938,181
Capital Shares Outstanding*
Class A	55,323,749
Class B	7,523,570
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.63
Class B	9.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $654,670,818.
(b)	Includes securities loaned at value of $34,887,891.
(c)	Identified cost of cash denominated in foreign currencies was $1,632,518.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$7,544,151
Interest	2,608
Securities lending income	259,157

Total investment income	7,805,916
Expenses
Management fees	2,334,919
Administration fees	17,806
Custodian and accounting fees	230,356
Distribution and service fees—Class B	88,157
Audit and tax services	35,451
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	16,523
Insurance	2,172
Miscellaneous	44,677

Total expenses	2,807,552
Less management fee waiver	(24,863)

Net expenses	2,782,689

Net Investment Income	5,023,227

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	11,247,113
Futures contracts	377,769
Foreign currency transactions	(144,800)

Net realized gain	11,480,082

Net change in unrealized depreciation on:
Investments	(117,852,614)
Foreign currency transactions	(31,078)

Net change in unrealized depreciation	(117,883,692)

Net realized and unrealized loss	(106,403,610)

Net Decrease in Net Assets From Operations	$(101,380,383)

(a)	Net of foreign withholding taxes of $789,011.

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,023,227	$12,119,769
Net realized gain	11,480,082	25,947,680
Net change in unrealized appreciation (depreciation)	(117,883,692)	94,104,049

Increase (decrease) in net assets from operations	(101,380,383)	132,171,498

From Distributions to Shareholders
Class A	(36,109,110)	(57,110,318)
Class B	(4,767,249)	(8,215,822)

Total distributions	(40,876,359)	(65,326,140)

Increase in net assets from capital share transactions	67,503,231	42,034,024

Total increase (decrease) in net assets	(74,753,511)	108,879,382

Net Assets
Beginning of period	679,229,270	570,349,888

End of period	$604,475,759	$679,229,270

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,328,536	$31,208,634	891,686	$9,970,283
Reinvestments	3,757,452	36,109,110	5,249,110	57,110,318
Redemptions	(424,904)	(4,617,259)	(2,237,568)	(26,299,966)

Net increase	6,661,084	$62,700,485	3,903,228	$40,780,635

Class B
Sales	703,865	$6,401,629	569,479	$6,460,240
Reinvestments	499,188	4,767,249	760,021	8,215,822
Redemptions	(633,009)	(6,366,132)	(1,170,109)	(13,422,673)

Net increase	570,044	$4,802,746	159,391	$1,253,389

Increase derived from capital shares transactions		$67,503,231		$42,034,024

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.22		$11.07	$15.32	$12.57	$12.97		$14.84

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.22	0.23	0.22	0.28	(b)	0.25
Net realized and unrealized gain (loss)	(1.98)		2.20	(3.05)	3.52	0.44		0.78

Total income (loss) from investment operations	(1.89)		2.42	(2.82)	3.74	0.72		1.03

Less Distributions
Distributions from net investment income	(0.29)		(0.16)	(0.40)	(0.32)	(0.29)		(0.31)
Distributions from net realized capital gains	(0.41)		(1.11)	(1.03)	(0.67)	(0.83)		(2.59)

Total distributions	(0.70)		(1.27)	(1.43)	(0.99)	(1.12)		(2.90)

Net Asset Value, End of Period	$9.63		$12.22	$11.07	$15.32	$12.57		$12.97

Total Return (%) (c)	(15.46	)(d)	23.30	(20.37)	30.82	6.00	(e)	6.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(f)	0.95	0.93	0.92	0.93		0.95
Net ratio of expenses to average net assets (%) (g)	0.93	(f)	0.94	0.92	0.91	0.92		0.94
Ratio of net investment income to average net assets (%)	1.77	(f)	1.95	1.64	1.56	2.26	(b)	1.78
Portfolio turnover rate (%)	8	(d)	14	16	5	8		12
Net assets, end of period (in millions)	$532.5		$594.9	$495.7	$647.6	$585.6		$604.2

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.13		$10.99	$15.22	$12.50	$12.89		$14.77

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.19	0.19	0.18	0.25	(b)	0.21
Net realized and unrealized gain (loss)	(1.98)		2.19	(3.02)	3.50	0.44		0.77

Total income (loss) from investment operations	(1.90)		2.38	(2.83)	3.68	0.69		0.98

Less Distributions
Distributions from net investment income	(0.26)		(0.13)	(0.37)	(0.29)	(0.25)		(0.27)
Distributions from net realized capital gains	(0.41)		(1.11)	(1.03)	(0.67)	(0.83)		(2.59)

Total distributions	(0.67)		(1.24)	(1.40)	(0.96)	(1.08)		(2.86)

Net Asset Value, End of Period	$9.56		$12.13	$10.99	$15.22	$12.50		$12.89

Total Return (%) (c)	(15.65	)(d)	23.03	(20.56)	30.45	5.83	(e)	5.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	(f)	1.20	1.18	1.17	1.18		1.20
Net ratio of expenses to average net assets (%) (g)	1.18	(f)	1.19	1.17	1.16	1.17		1.19
Ratio of net investment income to average net assets (%)	1.51	(f)	1.70	1.39	1.29	2.01	(b)	1.50
Portfolio turnover rate (%)	8	(d)	14	16	5	8		12
Net assets, end of period (in millions)	$71.9		$84.3	$74.7	$93.5	$76.3		$81.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $1,691,131. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,299,882. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. At June 30, 2020, the Portfolio had no open futures contract positions.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$377,769

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$77,447,849	$0	$45,089,776

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$2,334,919	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$666,519,337

Gross unrealized appreciation	140,989,072
Gross unrealized depreciation	(177,741,162)

Net unrealized appreciation (depreciation)	$(36,752,090)

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$8,431,412	$19,890,152	$56,894,728	$46,059,396	$65,326,140	$65,949,548

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$17,741,782	$22,721,922	$81,137,961	$—	$121,601,665

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned 1.10%, 0.94%, and 0.99%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned -3.08% and 6.14%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 0.98%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2020, U.S. equities ended the quarter sharply lower after achieving record highs in February, as the coronavirus (“COVID-19”) spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of COVID-19 at the end of March, surpassing all other countries. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. At the end of March, the Index surged to its best weekly gain in 11 years, with emergency stimulus from the U.S. Federal Reserve (the “Fed”) and the U.S. government bolstering the market. The Fed introduced a massive package of policy measures to support financial markets and the economy, including a sharp reduction in interest rates to a range of 0% – 0.25%, open-ended asset purchases, and measures to improve liquidity and the flow of credit. President Trump signed into law the largest economic stimulus plan in U.S. history, which extends roughly $2 trillion in aid to consumers, businesses, states, and local governments. Lawmakers also discussed additional large-scale spending measures to stabilize the economy. On the political front, Joe Biden became the overwhelming favorite to win the Democratic nomination for president after a string of victories in primary elections.

In the second quarter, U.S. equities ended the period higher. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. There were also a host of other themes that supported equities, including corporate commentary that indicated some stabilization in April, promising developments on a potential COVID-19 vaccine, optimism about the U.S. economic reopening, declining infections in several key hotspots, and aggressive risk positioning by hedge funds and retail investors. Risk sentiment eased at the end of the quarter on concerns about a sharp rise in infections in some Southern and Western states, the rapid speed of the market’s rebound, and cautious economic-outlook comments from the Fed. Tensions between the U.S. and China reignited in May; China was widely criticized for its plans to impose a national security law on Hong Kong and was blamed for mishandling the COVID-19 outbreak. Several large national polls showed that Democratic presidential candidate Joe Biden extended his lead over President Donald Trump ahead of November’s election, with support for the president slipping amid pandemic uncertainty and widespread protests spurred by the death of George Floyd. Democratic and Republican lawmakers, who have been sharply divided on the size and scope of the next COVID-19 relief package, prepared for contentious negotiations in July on another fiscal stimulus bill.

Within the S&P 500 Index, 9 of the 11 sectors posted negative results for the six months ended June 30, 2020. Energy (-35.3%) and Financials (-23.6%) were the worst performing sectors.

Over the period, global fixed income markets generated positive returns. Sovereign yields declined to historic lows across several developed markets due to fear and uncertainty stemming from the COVID-19 pandemic. Economic activity dropped off sharply in the aftermath of COVID-19 economic shutdowns but started to rebound as economies began to reopen. Inflation decelerated as oil prices cratered over the end of March. Global central banks added extraordinary monetary stimulus to support global economies over the period. The Fed cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and Agency Mortgage-Backed securities (“MBS”), increased the size and scope of its asset purchase program to include Corporate Bonds, Agency Commercial Mortgage-Backed Securities (“CMBS”), and Commercial Paper, while also lending support to the municipal funding market. The European Central Bank launched its own massive asset purchase program, which included non-financial Commercial Paper for the first time, while also easing collateral rules. The U.S. dollar (“USD”) strengthened versus most currencies amid COVID-19 concerns. In the U.S., first-quarter Gross Domestic Product contracted by 5.0% annualized rate, housing activity exceeded expectations, and inflation decelerated.

Most spread sectors generated negative excess returns, albeit retracing a portion of the widening over the second half of the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its blended benchmark for the six-month period ended June 30, 2020.

The Equity Portfolio outperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2020. Strong stock selection within the Communication Services, Real Estate, and Health Care sectors contributed most to relative performance. This was partially offset by weaker stock selection within the Utilities, Consumer Staples, and Materials sectors.

Among the Equity Portfolio’s largest individual relative contributors was an out of benchmark position in Etsy (Consumer Discretionary), an overweight position in Amazon.com (Consumer Discretionary), and not owning Wells Fargo (Financials). At the end of the period, the Portfolio continued to hold positions in both Etsy and Amazon.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary—(Continued)

Top relative detractors included an out of benchmark position in Under Armour (Consumer Discretionary), an overweight position in Bank of America (Financials), and not having exposure to NVIDIA (Information Technology). At the end of the period, the Portfolio continued to hold positions in both Under Armour and Bank of America.

The Fixed Income Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the six-month period ended June 30, 2020. Sector allocation had a negative impact on relative performance. The Portfolio’s allocations to structured finance sectors, such as CMBS, Non-Agency Residential Mortgage-Backed Securities (“RMBS”), Asset-Backed Securities (“ABS”), and Collateralized Loan Obligations (“CLOs”) were in aggregate the largest detractors from relative results. Over the latter half of March, securitized sectors came under pressure following forced selling by leveraged mortgage Real Estate Investment Trusts (“REITs”) that had to meet margin calls. They retraced a portion of this widening in the second quarter as the Fed stepped in to provide substantial support to securitized sectors through their lending facilities. An overweight to Agency MBS contributed positively to results as spread widening in the first quarter was limited by the announcement of Fed purchases. The Portfolio was positioned for rising inflation expectations by holding an allocation to Treasury Inflation Protected Securities (“TIPS”) which detracted from performance as inflation slowed over the period. Allocations to High Yield and Bank Loans also detracted from relative results as economic activity ground to a halt, though they recouped some of these losses as economies gradually emerged from lockdowns. The Portfolio was positioned with an overweight to Investment Grade credit, which contributed favorably as corporate spreads rallied over the second quarter. Select exposure to Emerging Market Debt during the period had a negative impact on performance, given concerns that the economic downturn will be particularly challenging for Emerging Markets. Tactical duration positions during the period had a negative overall impact on relative performance.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit default swaps (“CDS”) were used to manage credit exposure, and Investment Grade and High Yield CDS index positions were used as a source of liquidity and to manage overall Portfolio risk. Investment Grade credit default swap positions detracted from relative performance over the period, while High Yield credit default swap positions had a negligible impact.

As a reminder, the Equity Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the Information Technology, Health Care, and Communication Services sectors.

Our Global Industry Analysts (“GIA”) remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. Each analyst is deliberating on how their industries are positioned going forward and looking for opportunities to invest in companies they believe will emerge from this period of volatility stronger than peers.

While we believe there will be short-term beneficiaries in equity markets from the current environment, we also believe that many of the longer-term themes and secular trends our GIAs have been following seem poised to capitalize on an acceleration towards next generation businesses worldwide. Themes such as electronic payments, 5G ecosystem, renewable energy, innovative biopharma, and e-commerce adoption, among others, are expressed throughout our analyst-managed portfolios.

In the Communication Services sector, we have focused on a few secular trends we believe will increase in importance over the long-term, online advertisement spend and in-home entertainment. We continued to hold positions in Alphabet and Facebook and built a position in Snap during the period. In the home entertainment space, we continued to like the long-term trajectory of Netflix, Spotify, and video game company Electronic Arts.

In the Real Estate sector, we believe traditional retail and office landlords may struggle in the near term as employers adapt to changing workplace environments and retail patterns. Our Real Estate team continued to focus on companies with exposure to longer-term, technology focused trends in the market like 5G buildout, cloud computing and advanced laboratories. We believe the top active Real Estate holdings in the Portfolio at period end (American Tower, Equinix, and Alexandria) were poised to capitalize on these trends.

We continue to monitor key economic indicators, monetary and fiscal policies, the trajectory of the upcoming U.S. elections, as well as COVID-19 data and progress towards effective treatments. As the market narrative evolves, our GIAs continue to collaborate with the broader investment personnel at the firm to build a mosaic of where we might be heading, better understand how markets will react, and seek to invest in their best ideas on behalf of our clients.

At the end of the period, the Fixed Income Portfolio had an underweight duration posture. The Portfolio continued to be positioned for rising inflation expectations by maintaining an allocation to TIPS. The Portfolio was overweight to Investment Grade credit by the end of the period, as we felt valuations remained attractive given lack of over-investment imbalances and the prospect of supportive technicals from a slower new issue supply over the second half of the year. The Portfolio continued to be overweight to securitized sectors (CMBS, RMBS, CLOs), where we look to hold high quality CLOs, Collaterized Mortgage Obligations, and senior CMBS tranches with

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary—(Continued)

attractive collateral. We were also positioned with an overweight to Agency MBS passthroughs as we believe Fed purchases will continue to support the MBS markets.

At the end of the period, the Portfolio’s asset allocation breakdown was approximately a 60% allocation to the Equity Portfolio and a 40% allocation to the Fixed Income Portfolio. This represents a marginal decrease in the Equity allocation and increase in the Fixed Income allocation from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	1.10	8.20	8.12	10.35
Class B	0.94	7.86	7.85	10.07
Class E	0.99	8.05	7.96	10.18
S&P 500 Index	-3.08	7.51	10.72	13.99
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	4.30	3.82
Blended Index	0.98	8.58	8.41	10.07

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Equity Sectors

% of Net Assets
Information Technology	14.8
Health Care	9.1
Communication Services	7.6
Consumer Discretionary	6.9
Financials	5.8

Top Equity Holdings

% of Net Assets
Microsoft Corp.	3.5
Amazon.com, Inc.	3.1
Apple, Inc.	3.0
Alphabet, Inc.	2.3
McDonald’s Corp.	1.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	20.0
Corporate Bonds & Notes	14.9
Mortgage-Backed Securities	5.1
Asset-Backed Securities	4.2
Floating Rate Loans	0.9

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities	6.2
Ginnie Mae II 30 Yr. Pool	4.6
Fannie Mae 30 Yr. Pool	2.2
U.S. Treasury Bonds	1.3
Ginnie Mae 30 Yr.	1.0

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.51%	$1,000.00	$1,011.00	$2.55
	Hypothetical*	0.51%	$1,000.00	$1,022.33	$2.56

Class B (a)	Actual	0.76%	$1,000.00	$1,009.40	$3.80
	Hypothetical*	0.76%	$1,000.00	$1,021.08	$3.82

Class E (a)	Actual	0.66%	$1,000.00	$1,009.90	$3.30
	Hypothetical*	0.66%	$1,000.00	$1,021.58	$3.32

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—59.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Boeing Co. (The)	12,170	$2,230,761
Lockheed Martin Corp.	19,204	7,007,923
Northrop Grumman Corp.	18,175	5,587,722
Raytheon Technologies Corp. (a)	65,011	4,005,978

		18,832,384

Air Freight & Logistics—0.2%
FedEx Corp.	15,341	2,151,115

Airlines—0.1%
JetBlue Airways Corp. (a)	89,009	970,198

Banks—1.2%
Bank of America Corp.	626,811	14,886,761

Beverages—0.9%
Coca-Cola Co. (The)	257,542	11,506,976

Biotechnology—1.2%
89bio, Inc. (a) (b)	15,100	300,943
Akouos, Inc. (a)	15,300	344,250
Alnylam Pharmaceuticals, Inc. (a) (b)	3,070	454,698
Apellis Pharmaceuticals, Inc. (a) (b)	11,485	375,100
Assembly Biosciences, Inc. (a)	7,799	181,873
Atreca, Inc. - Class A (a) (b)	9,909	210,864
Avidity Biosciences, Inc. (a)	24,400	689,544
Black Diamond Therapeutics, Inc. (a) (b)	21,230	895,057
Bluebird Bio, Inc. (a)	3,500	213,640
Constellation Pharmaceuticals, Inc. (a)	9,089	273,124
Forma Therapeutics Holdings, Inc. (a)	25,400	1,180,846
G1 Therapeutics, Inc. (a) (b)	16,109	390,804
Generation Bio Co. (a)	21,400	449,400
Global Blood Therapeutics, Inc. (a) (b)	7,945	501,568
GlycoMimetics, Inc. (a) (b)	28,848	108,468
ImmunoGen, Inc. (a) (b)	57,300	263,580
Incyte Corp. (a)	4,994	519,226
Kodiak Sciences, Inc. (a) (b)	5,500	297,660
Legend Biotech Corp. (ADR) (a)	17,100	727,776
Madrigal Pharmaceuticals, Inc. (a) (b)	3,706	419,705
Mirati Therapeutics, Inc. (a) (b)	3,336	380,871
Oyster Point Pharma, Inc. (a) (b)	10,564	305,088
Regeneron Pharmaceuticals, Inc. (a) (b)	1,997	1,245,429
REVOLUTION Medicines, Inc. (a) (b)	10,300	325,171
Rigel Pharmaceuticals, Inc. (a) (b)	41,463	75,877
Seattle Genetics, Inc. (a) (b)	6,269	1,065,229
Syndax Pharmaceuticals, Inc. (a)	27,547	408,247
Turning Point Therapeutics, Inc. (a)	7,524	485,975
UroGen Pharma, Ltd. (a) (b)	10,454	273,058
Vertex Pharmaceuticals, Inc. (a)	4,928	1,430,648

		14,793,719

Building Products—0.2%
Trane Technologies plc	34,912	3,106,470

Capital Markets—1.9%
Ares Management Corp. - Class A (b)	104,980	4,167,706

Capital Markets—(Continued)
BlackRock, Inc.	3,682	2,003,339
Blackstone Group, Inc. (The) - Class A	70,078	3,970,620
Blucora, Inc. (a)	52,552	600,144
Charles Schwab Corp. (The)	131,081	4,422,673
CME Group, Inc.	1,181	191,960
Goldman Sachs Group, Inc. (The)	627	123,908
Hamilton Lane, Inc. - Class A (b)	31,284	2,107,603
S&P Global, Inc.	12,723	4,191,974
TD Ameritrade Holding Corp.	50,143	1,824,202

		23,604,129

Chemicals—1.4%
Cabot Corp.	56,402	2,089,694
Celanese Corp.	24,873	2,147,535
FMC Corp.	31,217	3,109,837
Ingevity Corp. (a)	23,105	1,214,630
Linde plc	22,407	4,752,749
Livent Corp. (a) (b)	43,807	269,851
PPG Industries, Inc.	34,552	3,664,585

		17,248,881

Communications Equipment—0.3%
Lumentum Holdings, Inc. (a)	42,258	3,441,069

Construction & Engineering—0.1%
Dycom Industries, Inc. (a) (b)	42,748	1,747,966

Consumer Finance—0.3%
American Express Co.	23,905	2,275,756
OneMain Holdings, Inc.	46,941	1,151,932

		3,427,688

Containers & Packaging—0.3%
Ball Corp. (b)	50,071	3,479,434

Diversified Consumer Services—0.0%
Houghton Mifflin Harcourt Co. (a) (b)	117,356	212,414

Diversified Financial Services—0.4%
Equitable Holdings, Inc. (b)	181,548	3,502,061
Voya Financial, Inc.	42,178	1,967,604

		5,469,665

Electric Utilities—1.7%
Duke Energy Corp.	91,300	7,293,957
Edison International	90,857	4,934,444
Exelon Corp. (b)	190,231	6,903,483
NRG Energy, Inc.	53,307	1,735,676

		20,867,560

Electrical Equipment—0.1%
Nvent Electric plc	79,573	1,490,402

Electronic Equipment, Instruments & Components—0.2%
Corning, Inc.	116,728	3,023,255

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.1%
Schlumberger, Ltd.	76,522	$1,407,240

Entertainment—1.6%
Electronic Arts, Inc. (a) (b)	27,784	3,668,877
Netflix, Inc. (a)	22,022	10,020,891
Spotify Technology S.A. (a) (b)	9,191	2,373,024
Walt Disney Co. (The)	27,537	3,070,651

		19,133,443

Equity Real Estate Investment Trusts—2.1%
Alexandria Real Estate Equities, Inc. (b)	27,630	4,482,968
American Tower Corp.	35,663	9,220,312
Douglas Emmett, Inc. (b)	84,750	2,598,435
Equinix, Inc.	11,541	8,105,244
Sun Communities, Inc.	7,440	1,009,459

		25,416,418

Food & Staples Retailing—0.2%
Performance Food Group Co. (a)	70,008	2,040,033

Food Products—0.7%
Mondelez International, Inc. - Class A	168,573	8,619,137

Health Care Equipment & Supplies—2.5%
Baxter International, Inc.	59,510	5,123,811
Boston Scientific Corp. (a) (b)	167,937	5,896,268
Danaher Corp.	39,870	7,050,212
Edwards Lifesciences Corp. (a)	63,204	4,368,028
Envista Holdings Corp. (a) (b)	68,284	1,440,110
IDEXX Laboratories, Inc. (a)	8,309	2,743,299
Intuitive Surgical, Inc. (a)	7,584	4,321,591

		30,943,319

Health Care Providers & Services—1.6%
Anthem, Inc.	19,032	5,005,035
Centene Corp. (a) (b)	37,485	2,382,172
HCA Healthcare, Inc. (b)	23,023	2,234,613
McKesson Corp.	13,643	2,093,109
UnitedHealth Group, Inc.	26,039	7,680,203

		19,395,132

Hotels, Restaurants & Leisure—1.8%
Hyatt Hotels Corp. - Class A (b)	39,600	1,991,484
McDonald’s Corp.	108,131	19,946,926

		21,938,410

Household Products—1.3%
Procter & Gamble Co. (The)	129,271	15,456,933

Industrial Conglomerates—0.4%
3M Co.	460	71,755
General Electric Co.	6,107	41,711
Honeywell International, Inc.	31,435	4,545,187

		4,658,653

Insurance—1.9%
American International Group, Inc.	83,941	2,617,280
Assurant, Inc.	34,625	3,576,416
Assured Guaranty, Ltd.	86,151	2,102,946
Athene Holding, Ltd. - Class A (a)	65,723	2,049,900
Hartford Financial Services Group, Inc. (The)	82,725	3,189,049
Marsh & McLennan Cos., Inc. (b)	21,699	2,329,822
Progressive Corp. (The) (b)	47,889	3,836,388
RenaissanceRe Holdings, Ltd.	11,100	1,898,433
Trupanion, Inc. (a) (b)	43,420	1,853,600

		23,453,834

Interactive Media & Services—4.4%
Alphabet, Inc. - Class A (a)	20,057	28,441,829
Facebook, Inc. - Class A (a)	74,782	16,980,749
Match Group, Inc. (a) (b)	43,885	4,697,889
Snap, Inc. - Class A (a) (b)	185,612	4,360,026

		54,480,493

Internet & Direct Marketing Retail—3.5%
Amazon.com, Inc. (a)	13,691	37,771,004
Etsy, Inc. (a) (b)	50,921	5,409,338

		43,180,342

IT Services—2.9%
FleetCor Technologies, Inc. (a) (b)	17,829	4,484,528
Genpact, Ltd.	67,424	2,462,324
Global Payments, Inc.	61,472	10,426,881
PayPal Holdings, Inc. (a) (b)	37,165	6,475,258
Science Applications International Corp.	17,722	1,376,645
Visa, Inc. - A Shares (b)	42,080	8,128,594
WEX, Inc. (a)	11,088	1,829,631

		35,183,861

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc. (b)	46,630	4,120,693
PPD, Inc. (a)	83,490	2,237,532

		6,358,225

Machinery—1.2%
Fortive Corp. (b)	77,151	5,220,037
Illinois Tool Works, Inc.	901	157,540
Ingersoll Rand, Inc. (a)	181,772	5,111,429
Kennametal, Inc. (b)	39,541	1,135,222
Rexnord Corp.	53,503	1,559,612
Stanley Black & Decker, Inc. (b)	7,491	1,044,095
Westinghouse Air Brake Technologies Corp.	11,105	639,315

		14,867,250

Media—1.5%
Charter Communications, Inc. - Class A (a)	25,355	12,932,064
New York Times Co. (The) - Class A (b)	28,383	1,192,938
Omnicom Group, Inc. (b)	68,990	3,766,854

		17,891,856

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—0.2%
Sempra Energy (b)	21,595	$2,531,582

Oil, Gas & Consumable Fuels—1.8%
BP plc (ADR)	48,783	1,137,620
Chevron Corp.	44,976	4,013,208
Concho Resources, Inc.	14,988	771,882
Diamondback Energy, Inc. (b)	17,407	727,961
EOG Resources, Inc. (b)	68,467	3,468,538
Exxon Mobil Corp. (b)	152,971	6,840,863
Marathon Petroleum Corp.	62,567	2,338,754
Noble Energy, Inc.	75,957	680,575
Pioneer Natural Resources Co.	8,713	851,260
TC Energy Corp.	21,888	938,120
TE Holdcorp LLC (a) (c) (d)	2,426	0

		21,768,781

Pharmaceuticals—3.3%
AstraZeneca plc (ADR)	145,077	7,673,123
Eli Lilly and Co.	66,376	10,897,612
MyoKardia, Inc. (a)	7,313	706,582
Novartis AG (ADR)	55,162	4,817,849
Odonate Therapeutics, Inc. (a) (b)	14,113	597,544
Pfizer, Inc.	410,706	13,430,086
Reata Pharmaceuticals, Inc. - Class A (a) (b)	1,899	296,282
Royalty Pharma plc - Class A (a)	23,460	1,138,983
Satsuma Pharmaceuticals, Inc. (a)	6,000	172,560
Tricida, Inc. (a) (b)	15,535	426,902
WAVE Life Sciences, Ltd. (a) (b)	12,586	131,020

		40,288,543

Professional Services—0.5%
Equifax, Inc.	5,894	1,013,061
IHS Markit, Ltd.	36,200	2,733,100
TransUnion	5,782	503,265
TriNet Group, Inc. (a)	41,970	2,557,652

		6,807,078

Road & Rail—0.5%
J.B. Hunt Transport Services, Inc.	27,177	3,270,480
Knight-Swift Transportation Holdings, Inc. (b)	12,947	540,019
Uber Technologies, Inc. (a)	89,132	2,770,223

		6,580,722

Semiconductors & Semiconductor Equipment—2.8%
Advanced Micro Devices, Inc. (a)	100,075	5,264,946
Intel Corp.	23,569	1,410,133
KLA Corp.	20,447	3,976,532
Lattice Semiconductor Corp. (a) (b)	133,579	3,792,308
Marvell Technology Group, Ltd.	145,045	5,085,278
Micron Technology, Inc. (a)	74,161	3,820,775
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	45,412	2,578,039
Teradyne, Inc. (b)	33,662	2,844,776
Texas Instruments, Inc.	40,316	5,118,922

		33,891,709

Software—5.6%
Adobe, Inc. (a)	5,808	2,528,280
Guidewire Software, Inc. (a)	12,226	1,355,252
Microsoft Corp.	210,338	42,805,886
Q2 Holdings, Inc. (a) (b)	21,553	1,849,032
Salesforce.com, Inc. (a) (b)	36,407	6,820,123
ServiceNow, Inc. (a)	6,449	2,612,232
Slack Technologies, Inc. - Class A (a)	19,934	619,748
Splunk, Inc. (a) (b)	7,534	1,497,006
SS&C Technologies Holdings, Inc.	44,149	2,493,536
SVMK, Inc. (a)	151,407	3,564,121
Workday, Inc. - Class A (a)	14,907	2,792,976

		68,938,192

Specialty Retail—0.8%
TJX Cos., Inc. (The)	198,937	10,058,255

Technology Hardware, Storage & Peripherals—3.0%
Apple, Inc.	101,762	37,122,778

Textiles, Apparel & Luxury Goods—0.8%
Under Armour, Inc. - Class A (a) (b)	154,715	1,506,924
Under Armour, Inc. - Class C (a) (b)	207,921	1,838,022
VF Corp.	111,860	6,816,748

		10,161,694

Trading Companies & Distributors—0.1%
Triton International, Ltd. (b)	27,440	829,786

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (a)	19,363	2,016,656

Total Common Stocks (Cost $628,193,788)		735,680,441

U.S. Treasury & Government Agencies—20.0%

Agency Sponsored Mortgage - Backed—18.3%
Connecticut Avenue Securities Trust (CMO) 2.335%, 1M LIBOR + 2.150%, 09/25/31 (144A) (e)	357,546	353,064
Fannie Mae 15 Yr. Pool
3.000%, 07/01/28	1,032,567	1,094,349
3.000%, 02/01/31	126,124	132,811
4.000%, 04/01/26	23,580	25,018
4.000%, 02/01/29	537,184	568,515
4.500%, 06/01/24	98,825	104,410
4.500%, 02/01/25	26,476	28,115
4.500%, 04/01/25	4,865	5,189
4.500%, 07/01/25	20,988	22,351
4.500%, 06/01/26	482,863	515,072
Fannie Mae 20 Yr. Pool
3.000%, 03/01/37	680,382	720,209
5.000%, 02/01/23	17,926	19,541
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	590,837	642,413

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 03/01/43	762,114	$827,755
3.000%, 04/01/43	707,014	768,083
3.000%, 05/01/43	1,926,582	2,087,240
3.000%, 06/01/43	232,839	253,723
3.500%, 03/01/43	35,600	38,426
3.500%, 05/01/43	70,835	76,494
3.500%, 07/01/43	180,721	195,503
3.500%, 08/01/43	322,035	348,233
3.500%, 10/01/44	289,851	316,804
3.500%, 02/01/45	347,903	372,837
3.500%, 09/01/46	653,618	694,642
3.500%, 10/01/46	302,380	321,926
3.500%, 11/01/46	197,270	215,634
3.500%, 09/01/47	259,999	284,048
3.500%, 12/01/47	778,315	827,766
3.500%, 01/01/48	962,376	1,017,426
3.500%, 02/01/48	186,938	202,260
4.000%, 10/01/40	615,176	675,724
4.000%, 11/01/40	270,913	297,343
4.000%, 12/01/40	196,438	215,635
4.000%, 02/01/41	95,534	104,833
4.000%, 03/01/41	226,813	248,979
4.000%, 08/01/42	137,271	150,775
4.000%, 09/01/42	198,645	218,185
4.000%, 03/01/45	31,321	33,854
4.000%, 07/01/45	181,452	200,647
4.000%, 05/01/46	89,543	95,834
4.000%, 06/01/46	231,537	249,665
4.000%, 04/01/47	254,861	281,731
4.000%, 10/01/47	1,567,002	1,671,754
4.000%, 05/01/48	901,384	956,815
4.000%, 07/01/48	1,421,857	1,505,596
4.000%, 09/01/48	675,114	715,567
4.500%, 10/01/40	522,293	581,248
4.500%, 09/01/41	64,547	71,860
4.500%, 10/01/41	235,997	262,647
4.500%, 08/01/42	71,082	79,113
4.500%, 09/01/43	1,270,895	1,407,590
4.500%, 10/01/43	156,324	173,328
4.500%, 12/01/43	133,663	148,770
4.500%, 01/01/44	410,932	459,538
5.000%, 04/01/33	2,157	2,397
5.000%, 07/01/33	6,737	7,601
5.000%, 09/01/33	116,802	133,755
5.000%, 11/01/33	30,188	34,624
5.000%, 12/01/33	12,154	13,936
5.000%, 02/01/34	5,500	6,308
5.000%, 03/01/34	2,610	2,993
5.000%, 04/01/34	2,506	2,874
5.000%, 06/01/34	2,494	2,860
5.000%, 07/01/34	35,729	40,991
5.000%, 10/01/34	87,455	99,918
5.000%, 07/01/35	62,324	71,481
5.000%, 10/01/35	68,636	78,722
5.000%, 12/01/35	54,306	62,306

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 08/01/36	47,918	54,940
5.000%, 07/01/37	27,759	31,834
5.000%, 07/01/41	44,883	51,203
5.000%, 08/01/41	23,043	26,483
5.000%, 03/01/49	3,364,096	3,676,843
5.500%, 08/01/28	21,266	23,378
5.500%, 04/01/33	33,314	37,994
5.500%, 08/01/37	196,958	225,862
5.500%, 04/01/41	15,768	18,051
6.000%, 03/01/28	984	1,094
6.000%, 02/01/34	135,271	157,545
6.000%, 08/01/34	72,811	84,925
6.000%, 04/01/35	603,857	702,561
6.000%, 02/01/38	46,655	54,273
6.000%, 03/01/38	15,631	18,242
6.000%, 05/01/38	49,775	58,063
6.000%, 10/01/38	14,873	17,357
6.000%, 12/01/38	17,611	20,474
6.500%, 05/01/40	341,686	393,676
Fannie Mae ARM Pool
3.580%, 12M LIBOR + 1.779%, 06/01/41 (e)	88,998	93,066
3.738%, 12M LIBOR + 1.779%, 12/01/40 (e)	39,031	40,763
3.750%, 12M LIBOR + 1.750%, 03/01/41 (e)	21,203	21,351
3.820%, 12M LIBOR + 1.820%, 03/01/41 (e)	10,301	10,390
4.062%, 12M LIBOR + 1.819%, 09/01/41 (e)	50,327	52,627
Fannie Mae Connecticut Avenue Securities (CMO)
3.735%, 1M LIBOR + 3.550%, 07/25/29 (e)	342,200	347,905
4.535%, 1M LIBOR + 4.350%, 05/25/29 (e)	517,443	535,281
5.085%, 1M LIBOR + 4.900%, 11/25/24 (e)	209,846	215,487
5.885%, 1M LIBOR + 5.700%, 04/25/28 (e)	103,976	109,272
6.185%, 1M LIBOR + 6.000%, 09/25/28 (e)	85,798	88,970
Fannie Mae Interest Strip (CMO)
2.000%, 09/25/39	304,235	312,364
4.000%, 05/25/27 (f)	194,749	12,869
Fannie Mae Pool
2.430%, 08/01/26	197,160	211,929
3.240%, 12/01/26	78,862	88,345
3.410%, 08/01/27	463,389	525,954
3.500%, 09/01/57	1,693,763	1,841,895
3.500%, 05/01/58	1,032,283	1,122,563
4.000%, 06/01/41	709,251	768,644
4.500%, 01/01/51	1,341,724	1,492,396
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (g)	21,706	19,784
Zero Coupon, 06/25/36 (g)	179,430	168,093
1.750%, 12/25/42	416,135	426,558
2.000%, 08/25/43	183,448	184,784
2.500%, 06/25/28 (f)	122,444	7,269
3.000%, 02/25/27 (f)	287,049	14,558
3.000%, 09/25/27 (f)	105,831	6,987
3.000%, 01/25/28 (f)	700,770	44,140
3.000%, 05/25/47	301,320	311,917
3.000%, 09/25/47	1,069,651	1,145,183
3.000%, 10/25/48	819,235	884,791
3.000%, 08/25/49	880,304	944,399

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
3.018%, 08/25/44 (e) (f)	387,064	$19,117
3.044%, 05/25/46 (e) (f)	473,778	24,380
3.056%, 04/25/55 (e) (f)	488,335	29,194
3.186%, 06/25/55 (e) (f)	368,996	21,504
3.500%, 05/25/27 (f)	302,018	21,433
3.500%, 10/25/27 (f)	191,527	14,527
3.500%, 05/25/30 (f)	212,978	18,248
3.500%, 08/25/30 (f)	64,352	5,289
3.500%, 02/25/31 (f)	142,145	9,279
3.500%, 03/25/34 (f)	1,600,262	120,391
3.500%, 09/25/35 (f)	140,474	15,397
3.500%, 11/25/39 (f)	1,242,890	132,061
3.500%, 04/25/46	152,135	175,649
3.500%, 10/25/46 (f)	141,770	21,819
3.500%, 11/25/47	873,104	932,266
3.500%, 02/25/48	248,796	261,164
3.500%, 12/25/58	1,062,323	1,169,081
4.000%, 03/25/42 (f)	89,863	9,107
4.000%, 05/25/42 (f)	580,702	73,432
4.000%, 11/25/42 (f)	51,102	7,462
4.500%, 07/25/27 (f)	85,956	6,130
5.000%, 12/25/43 (f)	701,134	77,053
5.000%, 06/25/48 (f)	680,702	131,482
5.471%, 05/25/42 (e) (f)	40,331	3,808
5.500%, 04/25/35	288,298	341,965
5.500%, 04/25/37	96,912	113,790
5.500%, 11/25/40 (f)	684,359	117,596
5.500%, 09/25/44 (f)	438,760	96,031
5.500%, 06/25/48 (f)	465,108	93,167
6.000%, 01/25/42 (f)	435,769	68,497
6.000%, 09/25/47 (f)	304,700	70,255
Fannie Mae-ACES
0.346%, 01/25/30 (e) (f)	2,071,231	49,168
1.332%, 06/25/34 (e) (f)	4,264,204	556,270
1.568%, 05/25/29 (e) (f)	2,686,015	268,464
2.169%, 01/25/22 (e) (f)	448,484	6,020
3.329%, 10/25/23 (e)	385,293	411,127
Freddie Mac 15 Yr. Gold Pool
3.000%, 07/01/28	443,358	466,864
3.000%, 08/01/29	259,025	276,498
3.000%, 04/01/33	729,112	766,574
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/36	899,710	950,341
3.000%, 01/01/37	686,981	725,636
3.500%, 08/01/34	565,900	604,602
5.000%, 03/01/27	46,773	51,096
5.000%, 02/01/28	153,446	167,311
5.000%, 03/01/28	71,218	77,654
5.000%, 05/01/28	268,095	292,387
5.000%, 05/01/30	266,210	298,484
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/44	13,990	14,886
3.000%, 08/01/46	1,298,220	1,373,681
3.000%, 10/01/46	1,319,136	1,396,522
3.000%, 11/01/46	2,139,979	2,280,417
3.000%, 12/01/46	661,559	705,678

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 01/01/47	742,548	784,642
3.500%, 08/01/42	95,273	105,838
3.500%, 11/01/42	140,707	153,040
3.500%, 06/01/46	195,459	208,314
3.500%, 10/01/47	887,716	939,922
3.500%, 03/01/48	547,909	598,630
4.000%, 05/01/42	597,012	654,511
4.000%, 08/01/42	160,985	176,872
4.000%, 09/01/42	238,512	262,053
4.000%, 07/01/44	34,183	36,992
4.000%, 02/01/46	239,259	258,658
4.000%, 09/01/48	137,669	146,060
4.500%, 09/01/43	76,989	84,983
4.500%, 11/01/43	766,301	853,223
5.000%, 03/01/38	51,540	59,200
5.000%, 05/01/39	4,903	5,507
5.000%, 06/01/41	341,535	386,709
5.000%, 03/01/49	380,029	415,016
5.500%, 07/01/33	79,330	90,560
5.500%, 04/01/39	35,758	41,004
5.500%, 06/01/41	131,782	151,230
Freddie Mac 30 Yr. Pool
5.000%, 06/01/49	492,166	537,287
Freddie Mac ARM Non-Gold Pool 3.900%, 12M LIBOR + 1.900%, 02/01/41 (e)	43,433	45,216
Freddie Mac Multifamily Structured Pass-Through Certificates
0.742%, 03/25/27 (e) (f)	4,335,521	153,502
0.752%, 10/25/26 (e) (f)	1,153,200	39,550
0.889%, 06/25/27 (e) (f)	2,450,554	108,807
1.127%, 01/25/30 (e) (f)	2,518,816	223,357
1.548%, 06/25/22 (e) (f)	1,718,779	37,858
1.730%, 03/25/22 (e) (f)	1,236,538	28,017
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (g)	20,637	19,751
1.750%, 10/15/42	334,469	341,810
2.500%, 05/15/28 (f)	132,148	8,630
3.000%, 03/15/28 (f)	335,026	21,161
3.000%, 05/15/32 (f)	150,935	8,081
3.000%, 03/15/33 (f)	133,078	13,384
3.000%, 08/15/43	1,056,000	1,127,735
3.000%, 05/15/46	447,209	477,746
3.250%, 11/15/41	208,949	226,888
3.500%, 06/15/26 (f)	144,234	5,074
3.500%, 09/15/26 (f)	64,774	4,331
3.500%, 03/15/27 (f)	99,067	6,166
3.500%, 03/15/41 (f)	216,287	13,478
4.000%, 07/15/27 (f)	380,369	24,562
4.000%, 03/15/28 (f)	186,754	12,484
4.000%, 06/15/28 (f)	104,192	7,720
4.000%, 05/25/40 (f)	822,518	96,570
4.000%, 07/15/30 (f)	242,512	24,146
4.000%, 11/15/40	232,000	267,536
4.750%, 07/15/39	384,345	438,491
5.000%, 09/15/33 (f)	177,010	31,676
5.000%, 02/15/48 (f)	264,945	46,293

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
5.500%, 08/15/33	47,528	$55,292
5.500%, 07/15/36	100,675	117,982
5.500%, 06/15/46	135,346	159,870
6.500%, 07/15/36	130,185	151,051
6.500%, 04/15/39 (f)	620,695	143,282
Freddie Mac STACR Trust (CMO)
2.035%, 1M LIBOR + 1.850%, 09/25/49 (144A) (e)	396,839	383,240
2.235%, 1M LIBOR + 2.050%, 07/25/49 (144A) (e)	523,957	512,217
2.535%, 1M LIBOR + 2.350%, 02/25/49 (144A) (e)	846,986	828,927
2.635%, 1M LIBOR + 2.450%, 03/25/49 (144A) (e)	619,836	610,939
Ginnie Mae I 30 Yr. Pool
3.000%, 12/15/44	23,114	24,605
3.000%, 02/15/45	57,042	60,379
3.000%, 04/15/45	709,535	750,913
3.000%, 05/15/45	1,028,409	1,087,861
3.000%, 07/15/45	25,241	26,678
4.000%, 09/15/42	625,042	679,402
4.500%, 04/15/41	438,666	489,197
4.500%, 02/15/42	917,757	1,021,917
5.000%, 12/15/38	33,809	38,651
5.000%, 04/15/39	630,986	721,066
5.000%, 07/15/39	53,520	61,156
5.000%, 12/15/40	89,774	102,567
5.500%, 12/15/40	312,752	364,795
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (h)	23,605,000	24,812,671
3.000%, 01/20/50	6,494,564	6,888,998
3.000%, 07/20/50	1,608,713	1,703,874
3.000%, TBA (h)	8,118,000	8,598,421
3.500%, 07/20/46	250,732	268,271
3.500%, 10/20/46	253,799	271,950
3.500%, 08/20/47	246,723	262,677
3.500%, 03/20/48	370,835	394,533
3.500%, TBA (h)	10,038,000	10,591,662
4.000%, 08/20/45	826,745	896,028
4.000%, 11/20/47	227,761	250,687
4.000%, 03/20/48	799,655	868,012
4.000%, 07/20/48	1,592,577	1,695,133
4.000%, TBA (h)	6,122,000	6,490,277
4.500%, 01/20/46	89,794	98,370
4.500%, TBA (h)	3,490,000	3,725,575
5.000%, 10/20/39	14,488	16,350
5.000%, TBA (h)	616,000	669,082
Government National Mortgage Association (CMO)
0.767%, 02/16/53 (e) (f)	1,545,220	61,874
1.750%, 09/20/43	327,596	334,899
2.000%, 01/20/42	320,084	330,360
2.500%, 12/16/39	276,011	288,930
2.500%, 07/20/41	479,820	503,300
3.000%, 09/20/28 (f)	135,820	9,921
3.000%, 05/20/35 (f)	1,739,450	130,430
3.000%, 02/16/43 (f)	103,381	13,507
3.000%, 10/20/47	284,143	297,757
3.500%, 02/16/27 (f)	55,016	3,909
3.500%, 03/20/27 (f)	141,243	11,283

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
3.500%, 10/20/29 (f)	782,804	70,263
3.500%, 07/20/40 (f)	143,349	9,994
3.500%, 02/20/41 (f)	218,347	13,633
3.500%, 04/20/42 (f)	391,373	25,933
3.500%, 10/20/42 (f)	619,031	94,517
3.500%, 05/20/43 (f)	85,764	12,781
3.500%, 07/20/43 (f)	296,529	33,311
4.000%, 12/16/26 (f)	35,518	2,663
4.000%, 05/20/29 (f)	573,224	44,509
4.000%, 05/16/42 (f)	66,197	8,684
4.000%, 03/20/43 (f)	115,852	18,698
4.000%, 01/20/44 (f)	53,684	9,332
4.000%, 11/20/44 (f)	870,287	131,870
4.000%, 03/20/47 (f)	416,959	54,020
4.500%, 04/20/45 (f)	182,472	31,411
4.500%, 08/20/45 (f)	838,292	140,160
4.500%, 05/20/48 (f)	732,156	81,235
5.000%, 02/16/40 (f)	484,648	88,712
5.000%, 10/16/41 (f)	231,309	40,240
5.000%, 12/20/43 (f)	510,220	105,316
5.000%, 01/16/47 (f)	115,693	21,421
5.500%, 03/20/39 (f)	339,762	60,366
5.500%, 02/16/47 (f)	320,996	57,776
5.500%, 02/20/47 (f)	200,189	31,494
6.000%, 09/20/40 (f)	371,505	69,240
6.000%, 02/20/46 (f)	311,596	67,214
Uniform Mortgage-Backed Securities
2.000%, TBA (h)	10,340,000	10,675,567
2.500%, TBA (h)	31,685,000	33,001,291
3.000%, TBA (h)	5,508,000	5,796,686
3.500%, TBA (h)	15,035,000	15,811,417
4.000%, TBA (h)	658,000	697,197
4.500%, TBA (h)	8,250,000	8,864,238
5.000%, TBA (h)	500,000	526,123
6.000%, TBA (h)	1,000,000	1,112,874

		225,594,425

U.S. Treasury—1.7%
U.S. Treasury Bonds
2.250%, 08/15/49	2,280,000	2,741,700
2.875%, 11/15/46 (i)	1,200,000	1,595,016
3.125%, 08/15/44 (j) (k)	6,010,000	8,192,851
3.125%, 05/15/48	2,465,000	3,452,830
U.S. Treasury Inflation Indexed Bonds
1.000%, 02/15/48 (j) (l)	863,150	1,141,972
1.000%, 02/15/49 (l)	575,803	769,012
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/30 (l)	647,888	700,487
0.625%, 01/15/26 (l)	26,982	29,245
0.875%, 01/15/29 (i) (l)	1,523,430	1,736,753

		20,359,866

Total U.S. Treasury & Government Agencies (Cost $241,105,697)		245,954,291

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—14.8%

Security Description	Principal Amount*	Value

Advertising—0.0%
Lamar Media Corp. 3.750%, 02/15/28 (144A)	35,000	$32,985

Aerospace/Defense—0.3%
Boeing Co. (The)
3.250%, 02/01/35 (b)	170,000	154,956
5.040%, 05/01/27	675,000	744,275
5.150%, 05/01/30	300,000	334,705
L3Harris Technologies, Inc.
2.900%, 12/15/29	555,000	597,522
3.850%, 06/15/23	480,000	521,880
Lockheed Martin Corp. 1.850%, 06/15/30	140,000	143,465
Raytheon Technologies Corp.
3.650%, 08/16/23	7,000	7,573
3.950%, 08/16/25	345,000	393,913
4.450%, 11/16/38	285,000	348,560
4.625%, 11/16/48	90,000	116,539

		3,363,388

Agriculture—0.3%
Altria Group, Inc.
2.350%, 05/06/25	150,000	157,833
2.625%, 09/16/26	140,000	149,296
3.400%, 05/06/30	205,000	220,518
3.875%, 09/16/46	190,000	189,414
4.400%, 02/14/26	190,000	218,535
4.800%, 02/14/29	395,000	460,451
5.375%, 01/31/44	310,000	371,510
5.800%, 02/14/39	20,000	24,936
5.950%, 02/14/49	135,000	177,000
Archer-Daniels-Midland Co. 3.250%, 03/27/30	205,000	232,232
BAT Capital Corp.
2.789%, 09/06/24	565,000	595,369
4.390%, 08/15/37	100,000	109,079
Kernel Holding S.A. 6.500%, 10/17/24	520,000	514,800
Philip Morris International, Inc. 2.100%, 05/01/30	485,000	499,613

		3,920,586

Apparel—0.0%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	110,000	110,825
William Carter Co. (The) 5.625%, 03/15/27 (144A)	50,000	51,500

		162,325

Auto Manufacturers—0.0%
General Motors Co.
5.200%, 04/01/45	265,000	256,275
6.125%, 10/01/25	120,000	134,857

		391,132

Auto Parts & Equipment—0.0%
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26 (b)	30,000	27,945

Banks—2.4%
Bank of America Corp.
2.456%, 3M LIBOR + 0.870%, 10/22/25 (e)	485,000	510,233
3.194%, 3M LIBOR + 1.180%, 07/23/30 (e)	45,000	49,665
3.366%, 3M LIBOR + 0.810%, 01/23/26 (e)	450,000	491,487
3.705%, 3M LIBOR + 1.512%, 04/24/28 (e)	935,000	1,056,707
4.083%, 3M LIBOR + 3.150%, 03/20/51 (e)	1,180,000	1,472,409
7.750%, 05/14/38	630,000	1,032,484
Bank of New York Mellon Corp. (The) 2.100%, 10/24/24	515,000	542,735
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (e)	465,000	475,063
Citigroup, Inc.
3.200%, 10/21/26	210,000	230,302
3.352%, 3M LIBOR + 0.897%, 04/24/25 (e)	495,000	534,827
3.980%, 3M LIBOR + 1.338%, 03/20/30 (b) (e)	845,000	968,602
4.412%, SOFR + 3.914%, 03/31/31 (e)	425,000	502,642
4.450%, 09/29/27	55,000	62,678
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (e)	845,000	880,220
Danske Bank A/S
5.000%, 01/12/22 (144A)	430,000	452,203
5.375%, 01/12/24 (144A)	450,000	500,770
Fifth Third Bancorp 2.375%, 01/28/25	375,000	395,278
Goldman Sachs Group, Inc. (The)
2.905%, 3M LIBOR + 0.990%, 07/24/23 (e)	1,085,000	1,127,642
4.017%, 3M LIBOR + 1.373%, 10/31/38 (e)	155,000	181,084
6.250%, 02/01/41	245,000	365,833
6.750%, 10/01/37	410,000	591,199
HSBC Holdings plc
2.950%, 05/25/21	255,000	260,385
4.583%, 3M LIBOR + 1.535%, 06/19/29 (e)	260,000	300,325
JPMorgan Chase & Co.
2.956%, SOFR + 2.515%, 05/13/31 (e)	85,000	90,387
3.109%, SOFR + 2.460%, 04/22/41 (e)	205,000	220,678
3.109%, SOFR + 2.440%, 04/22/51 (e)	275,000	295,962
3.220%, 3M LIBOR + 1.155%, 03/01/25 (e)	550,000	591,915
3.509%, 3M LIBOR + 0.945%, 01/23/29 (e)	525,000	586,323
3.702%, 3M LIBOR + 1.160%, 05/06/30 (e)	390,000	447,910
3.960%, 3M LIBOR + 1.245%, 01/29/27 (e)	1,475,000	1,680,095
4.005%, 3M LIBOR + 1.120%, 04/23/29 (e)	410,000	473,745
KeyCorp 2.550%, 10/01/29	410,000	424,299
Landsbanki Islands Zero Coupon, 08/25/20 (c) (d) (m)	320,000	0
Metro Bank plc 5.500%, 5Y UK GILT + 4.458%, 06/26/28 (GBP) (e)	500,000	333,746
Morgan Stanley
2.500%, 04/21/21	680,000	691,385
2.699%, SOFR + 1.143%, 01/22/31 (e)	355,000	377,059

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
3.125%, 07/27/26	180,000	$198,582
3.591%, 3M LIBOR + 1.340%, 07/22/28 (e)	805,000	905,325
3.625%, 01/20/27	400,000	451,540
4.000%, 07/23/25	180,000	204,082
4.431%, 3M LIBOR + 1.628%, 01/23/30 (e)	75,000	89,338
5.000%, 11/24/25	322,000	376,099
PNC Bank N.A. 2.700%, 10/22/29	250,000	266,418
PNC Financial Services Group, Inc. (The)
2.200%, 11/01/24	270,000	286,388
2.550%, 01/22/30 (b)	665,000	715,549
Santander Holdings USA, Inc. 3.700%, 03/28/22	330,000	339,864
State Street Corp.
2.354%, SOFR + 0.940%, 11/01/25 (e)	490,000	519,412
2.901%, SOFR + 2.600%, 03/30/26 (144A) (e)	225,000	244,113
3.152%, SOFR + 2.650%, 03/30/31 (144A) (e)	25,000	28,014
Truist Bank 2.250%, 03/11/30	1,150,000	1,161,420
UBS Group Funding Switzerland AG
2.650%, 02/01/22 (144A)	420,000	432,604
5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (e)	250,000	287,446
7.000%, 5Y USD Swap + 4.866%, 02/19/25 (e)	200,000	219,790
UniCredit S.p.A. 6.572%, 01/14/22 (144A)	605,000	639,240
Wells Fargo & Co.
2.406%, 3M LIBOR + 0.825%, 10/30/25 (e)	735,000	765,134
2.625%, 07/22/22	215,000	223,998
3.000%, 04/22/26	310,000	338,521
3.000%, 10/23/26	200,000	218,130
3.069%, 01/24/23	960,000	994,393
3.750%, 01/24/24	410,000	447,986
4.900%, 11/17/45	290,000	372,147

		29,923,810

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/42	544,000	585,954
4.600%, 04/15/48	280,000	326,875
4.750%, 04/15/58	310,000	374,188
5.450%, 01/23/39	1,113,000	1,405,850
Coca-Cola Co. (The) 1.650%, 06/01/30	525,000	533,935
Constellation Brands, Inc.
2.650%, 11/07/22	260,000	271,187
2.875%, 05/01/30	95,000	100,635
3.150%, 08/01/29	418,000	448,112
3.600%, 02/15/28 (b)	587,000	650,278
4.650%, 11/15/28	125,000	146,991
Diageo Capital plc 2.000%, 04/29/30	880,000	910,511
Keurig Dr Pepper, Inc. 3.200%, 05/01/30	110,000	121,689
Molson Coors Beverage Co. 3.000%, 07/15/26	505,000	524,321

Beverages—(Continued)
PepsiCo, Inc. 3.625%, 03/19/50 (b)	655,000	796,536

		7,197,062

Biotechnology—0.2%
Amgen, Inc.
2.200%, 02/21/27	225,000	237,256
2.300%, 02/25/31	1,075,000	1,124,683
2.450%, 02/21/30	320,000	338,267
2.650%, 05/11/22	295,000	306,019
3.375%, 02/21/50	240,000	262,779
Baxalta, Inc. 3.600%, 06/23/22	17,000	17,900

		2,286,904

Building Materials—0.1%
Carrier Global Corp.
2.493%, 02/15/27 (144A)	185,000	188,427
2.700%, 02/15/31 (144A)	355,000	352,929
2.722%, 02/15/30 (144A)	160,000	160,375
Standard Industries, Inc.
5.000%, 02/15/27 (144A)	10,000	10,125
6.000%, 10/15/25 (144A)	220,000	226,439

		938,295

Chemicals—0.2%
Air Products and Chemicals, Inc.
1.500%, 10/15/25	65,000	67,216
1.850%, 05/15/27	120,000	125,713
Alpek S.A.B. de C.V. 4.250%, 09/18/29 (144A)	345,000	340,687
Chemours Co. (The) 5.375%, 05/15/27	60,000	54,221
Dow Chemical Co. (The)
4.800%, 05/15/49	120,000	142,834
DuPont de Nemours, Inc. 4.205%, 11/15/23	525,000	576,160
Ecolab, Inc. 4.800%, 03/24/30	40,000	50,713
LYB International Finance III LLC 2.875%, 05/01/25 (b)	190,000	202,333
Olin Corp. 5.125%, 09/15/27 (b)	60,000	56,100
Sherwin-Williams Co. (The)
2.300%, 05/15/30	160,000	163,135
2.950%, 08/15/29	295,000	317,065
3.300%, 05/15/50	115,000	116,454
4.500%, 06/01/47	105,000	127,765
Syngenta Finance NV 4.892%, 04/24/25 (144A)	385,000	404,755
Westlake Chemical Corp. 3.375%, 06/15/30	130,000	132,885

		2,878,036

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.3%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	1,000,000	$1,027,860
Equifax, Inc.
2.600%, 12/15/25	237,000	252,458
3.100%, 05/15/30 (b)	75,000	79,724
Global Payments, Inc.
2.900%, 05/15/30	325,000	339,905
3.200%, 08/15/29	150,000	160,650
IHS Markit, Ltd. 4.125%, 08/01/23	940,000	1,027,514
Service Corp. International 5.125%, 06/01/29	858,000	923,208
United Rentals North America, Inc.
4.000%, 07/15/30	85,000	82,215
4.875%, 01/15/28	65,000	66,625
5.500%, 07/15/25	110,000	112,888

		4,073,047

Computers—0.4%
Apple, Inc.
1.125%, 05/11/25	360,000	366,433
2.200%, 09/11/29 (b)	1,090,000	1,170,356
2.650%, 05/11/50	110,000	113,402
3.450%, 02/09/45	215,000	250,819
HP, Inc.
2.200%, 06/17/25	265,000	273,857
3.000%, 06/17/27 (b)	265,000	277,766
International Business Machines Corp.
1.950%, 05/15/30	1,145,000	1,170,862
3.500%, 05/15/29	460,000	531,567
4.250%, 05/15/49	100,000	125,179
4.700%, 02/19/46 (b)	205,000	268,616
Leidos, Inc. 3.625%, 05/15/25 (144A)	235,000	256,091
Western Digital Corp. 4.750%, 02/15/26 (b)	60,000	62,100

		4,867,048

Distribution/Wholesale—0.0%
HD Supply, Inc. 5.375%, 10/15/26 (144A)	50,000	51,063

Diversified Financial Services—0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.875%, 01/23/28 (b)	300,000	270,832
BlackRock, Inc. 1.900%, 01/28/31	845,000	863,297
Capital One Financial Corp. 3.900%, 01/29/24	390,000	424,119
GE Capital Funding LLC 4.400%, 05/15/30 (144A)	475,000	493,898
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,419,252
Mastercard, Inc. 3.350%, 03/26/30	105,000	121,467

Diversified Financial Services—(Continued)
Navient Corp. 5.875%, 03/25/21	20,000	19,650
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	970,000	918,272

		4,530,787

Electric—1.3%
AES Corp. (The)
3.300%, 07/15/25 (144A) (b)	335,000	344,986
5.125%, 09/01/27	10,000	10,377
Alabama Power Co. 4.150%, 08/15/44	285,000	340,663
Berkshire Hathaway Energy Co. 3.250%, 04/15/28	245,000	277,025
Centrais Eletricas Brasileiras S.A. 3.625%, 02/04/25 (144A)	215,000	210,162
Cleco Corporate Holdings LLC
3.375%, 09/15/29 (144A)	255,000	265,370
3.743%, 05/01/26	105,000	111,227
4.973%, 05/01/46	20,000	21,104
Commonwealth Edison Co. 3.650%, 06/15/46	325,000	380,611
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	85,000	103,633
Dominion Energy South Carolina, Inc. 5.100%, 06/01/65	95,000	139,901
Dominion Energy, Inc. 3.375%, 04/01/30	545,000	602,896
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	338,752
Duke Energy Florida LLC 3.400%, 10/01/46	225,000	253,462
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	402,128
Evergy Metro, Inc. 2.250%, 06/01/30	140,000	146,646
Evergy, Inc.
2.450%, 09/15/24	165,000	174,323
2.900%, 09/15/29	450,000	482,097
Exelon Corp.
2.450%, 04/15/21	80,000	81,102
3.950%, 06/15/25	585,000	657,229
FirstEnergy Corp.
1.600%, 01/15/26 (b)	65,000	65,573
2.250%, 09/01/30 (b)	170,000	170,342
Florida Power & Light Co. 3.990%, 03/01/49	80,000	102,770
Georgia Power Co.
2.100%, 07/30/23	530,000	551,497
4.300%, 03/15/42	365,000	424,023
IPALCO Enterprises, Inc.
3.700%, 09/01/24	335,000	358,148
4.250%, 05/01/30 (144A)	1,130,000	1,224,021
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	395,000	419,182

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
MidAmerican Energy Co.
3.150%, 04/15/50	205,000	$225,916
3.650%, 08/01/48	85,000	100,636
National Rural Utilities Cooperative Finance Corp. 3.400%, 02/07/28	100,000	112,134
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/30	660,000	678,000
Northern States Power Co. 2.900%, 03/01/50	90,000	98,383
Oglethorpe Power Corp. 5.050%, 10/01/48	260,000	293,843
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	80,000	88,156
5.750%, 03/15/29	110,000	144,279
Pacific Gas & Electric Co. 2.500%, 02/01/31	840,000	821,184
PacifiCorp
4.125%, 01/15/49	63,000	77,950
4.150%, 02/15/50	80,000	100,043
Public Service Electric & Gas Co. 3.800%, 03/01/46	90,000	107,915
Public Service Enterprise Group, Inc. 2.875%, 06/15/24	415,000	442,762
Puget Energy, Inc.
3.650%, 05/15/25	470,000	502,151
4.100%, 06/15/30 (144A)	360,000	397,358
Sempra Energy
3.400%, 02/01/28	365,000	401,021
3.800%, 02/01/38 (b)	165,000	178,132
4.000%, 02/01/48	50,000	55,169
Southern California Edison Co.
2.250%, 06/01/30	385,000	390,949
2.850%, 08/01/29 (b)	315,000	332,804
3.650%, 02/01/50	245,000	269,118
4.125%, 03/01/48	69,000	80,560
Southern Co. (The)
2.950%, 07/01/23	130,000	137,375
3.250%, 07/01/26	335,000	371,243
3.700%, 04/30/30 (b)	445,000	507,888
Union Electric Co. 4.000%, 04/01/48	85,000	103,990
Xcel Energy, Inc. 3.500%, 12/01/49	160,000	178,388

		15,856,597

Electronics—0.1%
Honeywell International, Inc. 1.950%, 06/01/30	670,000	700,030
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	127,764

		827,794

Engineering & Construction—0.1%
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	940,000	744,950

Entertainment—0.0%
WMG Acquisition Corp. 3.875%, 07/15/30 (144A) (b)	55,000	55,553

Environmental Control—0.1%
Clean Harbors, Inc.
4.875%, 07/15/27 (144A)	1,205,000	1,238,137
5.125%, 07/15/29 (144A)	25,000	25,929
Waste Management, Inc. 4.150%, 07/15/49	55,000	68,934

		1,333,000

Food—0.2%
Conagra Brands, Inc.
4.300%, 05/01/24	175,000	193,533
4.600%, 11/01/25	55,000	63,395
4.850%, 11/01/28 (b)	354,000	427,071
5.400%, 11/01/48	55,000	75,914
Kellogg Co. 3.400%, 11/15/27	270,000	303,090
Kraft Heinz Foods Co.
3.750%, 04/01/30 (144A)	15,000	15,485
4.250%, 03/01/31 (144A)	20,000	21,201
Minerva Luxembourg S.A. 6.500%, 09/20/26	485,000	488,638
Mondelez International, Inc. 1.500%, 05/04/25	200,000	203,828
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	636,150
Sysco Corp. 5.950%, 04/01/30	245,000	307,002
TreeHouse Foods, Inc. 6.000%, 02/15/24 (144A)	60,000	61,200

		2,796,507

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A)	200,000	190,000

Forest Products & Paper—0.1%
Suzano Austria GmbH 5.000%, 01/15/30	950,000	962,350

Gas—0.1%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	100,225
Dominion Energy Gas Holdings LLC 2.500%, 11/15/24	475,000	500,756
NiSource, Inc.
3.490%, 05/15/27	425,000	480,539
3.600%, 05/01/30 (b)	530,000	605,571

		1,687,091

Healthcare-Products—0.3%
Alcon Finance Corp.
2.750%, 09/23/26 (144A)	400,000	430,310

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Alcon Finance Corp.
3.000%, 09/23/29 (144A) (b)	265,000	$281,483
Baxter International, Inc. 3.950%, 04/01/30 (144A) (b)	195,000	231,195
Boston Scientific Corp.
1.900%, 06/01/25	225,000	233,009
3.750%, 03/01/26	745,000	845,965
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 (144A) (b)	120,000	122,850
Teleflex, Inc. 4.250%, 06/01/28 (144A)	5,000	5,125
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	45,000	47,660
Zimmer Biomet Holdings, Inc. 3.050%, 01/15/26	690,000	741,937

		2,939,534

Healthcare-Services—0.3%
Anthem, Inc.
2.250%, 05/15/30	275,000	282,920
2.875%, 09/15/29	345,000	372,590
3.500%, 08/15/24	430,000	470,542
4.375%, 12/01/47	35,000	43,602
4.625%, 05/15/42	170,000	211,511
Centene Corp.
3.375%, 02/15/30 (b)	20,000	20,194
4.250%, 12/15/27	20,000	20,638
4.625%, 12/15/29	20,000	21,175
CommonSpirit Health 3.347%, 10/01/29	80,000	82,270
Quest Diagnostics, Inc. 2.800%, 06/30/31	195,000	204,561
Rede D’or Finance Sarl 4.500%, 01/22/30 (144A)	1,210,000	1,067,825
UnitedHealth Group, Inc.
2.000%, 05/15/30	305,000	319,231
2.375%, 08/15/24	325,000	345,828
2.875%, 08/15/29	275,000	306,942
3.500%, 08/15/39	190,000	220,864
4.750%, 07/15/45	70,000	94,247

		4,084,940

Home Builders—0.1%
Lennar Corp.
4.750%, 11/29/27	125,000	135,625
PulteGroup, Inc. 5.500%, 03/01/26	1,150,000	1,254,190
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	138,640

		1,528,455

Insurance—0.4%
American International Group, Inc. 2.500%, 06/30/25	885,000	936,408

Insurance—(Continued)
Aon Corp. 2.200%, 11/15/22	350,000	363,374
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	72,000
Marsh & McLennan Cos., Inc.
3.875%, 03/15/24	330,000	365,091
4.375%, 03/15/29	140,000	168,772
4.750%, 03/15/39	245,000	314,450
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/70 (144A)	83,000	85,254
MGIC Investment Corp. 5.750%, 08/15/23	90,000	92,925
New York Life Global Funding 2.000%, 01/22/25 (144A)	595,000	624,835
Progressive Corp. (The) 3.200%, 03/26/30	285,000	323,535
Unum Group
4.000%, 06/15/29 (b)	145,000	150,170
4.500%, 03/15/25	315,000	338,343
4.500%, 12/15/49 (b)	230,000	214,873
Voya Financial, Inc. 4.800%, 06/15/46	10,000	11,910
Willis North America, Inc.
2.950%, 09/15/29	170,000	180,107
3.600%, 05/15/24	210,000	227,280
4.500%, 09/15/28 (b)	310,000	361,619

		4,830,946

Internet—0.4%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	810,000	899,709
Amazon.com, Inc.
1.500%, 06/03/30	705,000	714,967
3.875%, 08/22/37	470,000	581,779
NortonLifeLock, Inc. 5.000%, 04/15/25 (144A) (b)	750,000	761,250
Tencent Holdings, Ltd.
1.810%, 01/26/26 (144A) (b)	425,000	429,769
2.390%, 06/03/30 (144A) (b)	635,000	634,056
3.975%, 04/11/29 (144A)	700,000	789,600

		4,811,130

Iron/Steel—0.1%
Commercial Metals Co.
5.375%, 07/15/27	60,000	60,750
Metinvest B.V. 5.625%, 06/17/25 (144A) (EUR)	355,000	358,958
Steel Dynamics, Inc.
2.800%, 12/15/24	357,000	371,535
3.250%, 01/15/31	35,000	35,570

		826,813

Lodging—0.1%
Hilton Domestic Operating Co., Inc.
4.250%, 09/01/24	796,000	772,279

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Hilton Domestic Operating Co., Inc.
5.125%, 05/01/26	100,000	$99,563
Las Vegas Sands Corp. 3.500%, 08/18/26	220,000	219,377
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A) (b)	10,000	8,645
5.500%, 03/01/25 (144A)	10,000	9,150

		1,109,014

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A) (b)	30,000	30,911

Machinery-Diversified—0.2%
John Deere Capital Corp.
1.200%, 04/06/23	150,000	152,758
1.750%, 03/09/27	170,000	176,750
Otis Worldwide Corp. 2.565%, 02/15/30 (144A)	1,825,000	1,913,772

		2,243,280

Media—0.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 08/15/30 (144A) (b)	49,000	50,005
5.125%, 05/01/27 (144A)	15,000	15,519
Charter Communications Operating LLC / Charter Communications Operating Capital 2.800%, 04/01/31	395,000	400,226
4.908%, 07/23/25	50,000	57,337
5.125%, 07/01/49	105,000	121,219
5.750%, 04/01/48	290,000	360,876
6.484%, 10/23/45	1,215,000	1,614,300
6.834%, 10/23/55	90,000	121,221
Comcast Corp.
1.950%, 01/15/31 (b)	610,000	621,266
3.200%, 07/15/36	100,000	111,155
3.250%, 11/01/39 (b)	470,000	521,433
3.400%, 04/01/30	170,000	193,585
3.400%, 07/15/46	75,000	83,106
4.049%, 11/01/52	45,000	55,188
4.250%, 10/15/30	90,000	110,190
4.700%, 10/15/48	160,000	214,728
4.750%, 03/01/44	55,000	73,518
4.950%, 10/15/58	255,000	362,506
COX Communications, Inc. 3.150%, 08/15/24 (144A)	1,165,000	1,253,500
Discovery Communications LLC
3.800%, 03/13/24	99,000	106,097
3.950%, 06/15/25	2,000	2,206
3.950%, 03/20/28	335,000	374,275
5.000%, 09/20/37	35,000	41,414
5.300%, 05/15/49	147,000	179,306
6.350%, 06/01/40	355,000	477,679
DISH DBS Corp. 5.875%, 11/15/24	130,000	129,229

Media—(Continued)
Time Warner Cable LLC
4.500%, 09/15/42 (b)	400,000	429,593
6.550%, 05/01/37	85,000	111,791
ViacomCBS, Inc.
4.250%, 09/01/23	340,000	369,835
4.750%, 05/15/25 (b)	290,000	330,408
4.950%, 01/15/31 (b)	1,425,000	1,666,410
5.875%, 3M LIBOR + 3.895%, 02/28/57 (e)	10,000	9,855
6.250%, 3M LIBOR + 3.899%, 02/28/57 (e)	15,000	15,383
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	154,425
Walt Disney Co. (The) 2.650%, 01/13/31 (b)	645,000	683,542

		11,422,326

Mining—0.1%
Anglo American Capital plc
4.750%, 04/10/27 (144A)	200,000	222,565
4.875%, 05/14/25 (144A)	520,000	579,034
5.625%, 04/01/30 (144A)	420,000	507,219
Kaiser Aluminum Corp. 4.625%, 03/01/28 (144A)	60,000	57,379

		1,366,197

Miscellaneous Manufacturing—0.1%
General Electric Co. 3.625%, 05/01/30 (b)	380,000	380,340
Trane Technologies Global Holding Co., Ltd. 2.900%, 02/21/21	210,000	212,325
Trane Technologies Luxembourg Finance S.A. 4.500%, 03/21/49	80,000	95,662

		688,327

Multi-National—0.0%
Inter-American Development Bank 7.250%, 06/10/21 (MXN)	10,375,000	456,736

Office/Business Equipment—0.0%
CDW LLC / CDW Finance Corp. 4.250%, 04/01/28	60,000	61,144

Oil & Gas—0.4%
BP Capital Markets America, Inc.
3.543%, 04/06/27	255,000	282,710
3.633%, 04/06/30 (b)	255,000	287,993
EOG Resources, Inc. 4.375%, 04/15/30	175,000	208,316
Equinor ASA
1.750%, 01/22/26	540,000	553,119
3.625%, 04/06/40	270,000	302,898
3.700%, 04/06/50	180,000	206,917
Exxon Mobil Corp.
4.227%, 03/19/40	450,000	543,844
4.327%, 03/19/50	155,000	194,186

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Hess Corp.
7.125%, 03/15/33	127,000	$148,173
7.300%, 08/15/31	170,000	198,529
Marathon Petroleum Corp. 4.700%, 05/01/25	445,000	498,159
MEG Energy Corp. 6.500%, 01/15/25 (144A)	34,000	31,705
Phillips 66
2.150%, 12/15/30	160,000	154,842
3.850%, 04/09/25	120,000	133,010
QEP Resources, Inc. 5.250%, 05/01/23	80,000	52,800
Saudi Arabian Oil Co. 2.875%, 04/16/24 (144A)	400,000	415,736
SM Energy Co.
6.125%, 11/15/22	55,000	40,150
6.750%, 09/15/26	15,000	7,543
Sunoco L.P. / Sunoco Finance Corp. 5.500%, 02/15/26	60,000	58,200
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	313,750
Valero Energy Corp. 4.000%, 04/01/29	185,000	205,841
WPX Energy, Inc. 5.250%, 09/15/24	125,000	123,125
YPF S.A. 16.500%, 05/09/22 (144A) (ARS) †	19,392,845	100,714

		5,062,260

Oil & Gas Services—0.0%
Halliburton Co. 2.920%, 03/01/30 (b)	225,000	213,391

Packaging & Containers—0.1%
Ball Corp. 4.000%, 11/15/23 (b)	1,060,000	1,097,100
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	154,875
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	75,000	75,883

		1,327,858

Pharmaceuticals—0.7%
AbbVie, Inc.
2.950%, 11/21/26 (144A)	575,000	629,174
3.200%, 11/21/29 (144A) (b)	970,000	1,078,736
4.250%, 11/21/49 (144A)	390,000	467,498
4.625%, 10/01/42 (144A)	255,000	312,093
Bausch Health Cos., Inc. 7.000%, 03/15/24 (144A) (b)	30,000	31,125
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	535,000	614,238
Becton Dickinson & Co.
3.363%, 06/06/24	925,000	997,365

Pharmaceuticals—(Continued)
Becton Dickinson and Co. 2.823%, 05/20/30	205,000	217,300
Cigna Corp. 4.375%, 10/15/28	420,000	497,041
CVS Health Corp.
3.875%, 07/20/25 (b)	299,000	335,776
4.125%, 04/01/40	225,000	265,370
5.050%, 03/25/48	165,000	214,627
5.125%, 07/20/45	315,000	405,730
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/25 (b)	535,000	603,806
Pfizer, Inc.
1.700%, 05/28/30	380,000	386,632
2.625%, 04/01/30	165,000	181,518
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	355,000	362,096
Takeda Pharmaceutical Co., Ltd.
2.050%, 03/31/30	205,000	202,907
3.175%, 07/09/50	200,000	200,777
Teva Pharmaceutical Finance Netherlands B.V. 3.150%, 10/01/26	650,000	580,372
Upjohn, Inc.
1.650%, 06/22/25 (144A) (b)	165,000	168,210
2.300%, 06/22/27 (144A)	130,000	134,208

		8,886,599

Pipelines—0.4%
Cheniere Energy Partners L.P. 4.500%, 10/01/29	10,000	9,750
DCP Midstream Operating L.P.
3.875%, 03/15/23	20,000	19,400
4.950%, 04/01/22	26,000	26,142
5.600%, 04/01/44	50,000	40,000
Energy Transfer Operating L.P.
3.750%, 05/15/30	195,000	192,688
4.500%, 04/15/24	235,000	254,765
4.950%, 06/15/28	270,000	289,898
5.250%, 04/15/29	305,000	332,838
5.950%, 10/01/43	20,000	20,423
6.125%, 12/15/45	570,000	592,704
6.250%, 04/15/49	105,000	111,276
EQM Midstream Partners L.P. 6.500%, 07/01/27 (144A)	10,000	10,243
MPLX L.P.
4.125%, 03/01/27 (b)	320,000	341,384
4.250%, 12/01/27	285,000	308,933
4.700%, 04/15/48	260,000	266,554
5.200%, 03/01/47	65,000	69,776
6.250%, 10/15/22	41,000	41,499
ONEOK, Inc.
2.200%, 09/15/25	60,000	58,889
3.100%, 03/15/30	55,000	52,609
4.000%, 07/13/27	75,000	76,112
4.450%, 09/01/49	205,000	190,138

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
ONEOK, Inc.
5.850%, 01/15/26 (b)	225,000	$256,930
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (144A)	360,000	397,504
Sunoco Logistics Partners Operations L.P.
5.300%, 04/01/44	35,000	33,759
5.350%, 05/15/45 (b)	35,000	33,819
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	120,000	122,136
TransCanada PipeLines, Ltd.
4.100%, 04/15/30 (b)	550,000	626,219
4.625%, 03/01/34	240,000	275,780
Western Midstream Operating L.P. 4.050%, 02/01/30	30,000	28,873
Williams Cos., Inc. (The)
4.900%, 01/15/45	17,000	17,933
5.100%, 09/15/45	30,000	32,802
5.800%, 11/15/43	60,000	68,551
6.300%, 04/15/40	58,000	69,511

		5,269,838

Real Estate Investment Trusts—0.3%
American Tower Corp.
2.100%, 06/15/30 (b)	235,000	235,488
2.400%, 03/15/25 (b)	255,000	268,057
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	140,000	143,001
Equinix, Inc.
1.800%, 07/15/27	75,000	75,077
2.150%, 07/15/30	225,000	222,262
5.875%, 01/15/26	135,000	142,074
GLP Capital L.P. / GLP Financing II, Inc.
4.000%, 01/15/31	350,000	345,831
5.300%, 01/15/29	235,000	254,289
5.375%, 04/15/26	60,000	65,573
5.750%, 06/01/28	270,000	297,459
SBA Tower Trust
2.836%, 01/15/25 (144A)	545,000	561,902
3.168%, 04/09/47 (144A)	995,000	1,005,044
VEREIT Operating Partnership L.P. 3.400%, 01/15/28 (b)	110,000	110,665
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	35,000	33,586

		3,760,308

Retail—0.2%
Alimentation Couche-Tard, Inc.
2.950%, 01/25/30 (144A)	145,000	150,308
3.800%, 01/25/50 (144A)	200,000	207,239
AutoZone, Inc. 3.625%, 04/15/25 (b)	180,000	201,136
Lithia Motors, Inc. 4.625%, 12/15/27 (144A)	120,000	118,800
Lowe’s Cos., Inc.
3.375%, 09/15/25	440,000	492,856

Retail—(Continued)
Lowe’s Cos., Inc.
3.700%, 04/15/46	60,000	67,087
4.550%, 04/05/49	265,000	335,531
McDonald’s Corp.
3.350%, 04/01/23	330,000	353,686
3.625%, 09/01/49	385,000	426,671
4.200%, 04/01/50	375,000	454,224
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27 (b)	75,000	74,250

		2,881,788

Semiconductors—0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	260,000	281,076
Broadcom, Inc.
4.250%, 04/15/26 (144A)	324,000	360,771
5.000%, 04/15/30 (144A)	1,580,000	1,815,607
Entegris, Inc.
4.375%, 04/15/28 (144A) (b)	90,000	91,575
4.625%, 02/10/26 (144A)	75,000	76,125
Intel Corp. 3.100%, 02/15/60	330,000	362,648
Lam Research Corp. 1.900%, 06/15/30	230,000	235,035
Microchip Technology, Inc.
2.670%, 09/01/23 (144A)	480,000	493,948
4.250%, 09/01/25 (144A) (b)	25,000	25,206
NVIDIA Corp. 2.850%, 04/01/30 (b)	330,000	367,004
NXP B.V. / NXP Funding LLC
3.150%, 05/01/27 (144A)	170,000	180,357
4.300%, 06/18/29 (144A)	116,000	131,592
4.875%, 03/01/24 (144A)	659,000	735,994
5.350%, 03/01/26 (144A)	200,000	237,723
5.550%, 12/01/28 (144A)	165,000	200,439
Qorvo, Inc. 5.500%, 07/15/26 (b)	60,000	62,400
QUALCOMM, Inc.
4.650%, 05/20/35	87,000	115,603
4.800%, 05/20/45 (b)	303,000	396,051

		6,169,154

Software—0.5%
CDK Global, Inc.
5.250%, 05/15/29 (144A)	25,000	25,961
5.875%, 06/15/26	5,000	5,193
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	77,000	77,192
Fidelity National Information Services, Inc.
3.750%, 05/21/29 (b)	368,000	431,104
4.250%, 05/15/28	115,000	135,731
Fiserv, Inc.
2.250%, 06/01/27	1,280,000	1,338,251
3.200%, 07/01/26	390,000	431,656

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp.
2.675%, 06/01/60	42,000	$43,828
3.700%, 08/08/46	135,000	169,323
3.950%, 08/08/56	203,000	260,780
MSCI, Inc.
3.625%, 09/01/30 (144A)	5,000	4,975
3.875%, 02/15/31 (144A) (b)	25,000	25,500
4.000%, 11/15/29 (144A)	20,000	20,400
5.375%, 05/15/27 (144A) (b)	1,045,000	1,109,006
Open Text Corp. 5.875%, 06/01/26 (144A)	115,000	119,325
Oracle Corp.
2.500%, 04/01/25 (b)	915,000	984,122
3.850%, 04/01/60	820,000	959,406
4.000%, 11/15/47 (b)	180,000	213,241

		6,354,994

Telecommunications—1.2%
AT&T, Inc.
2.300%, 06/01/27 (b)	665,000	686,582
2.950%, 07/15/26	70,000	75,695
3.800%, 02/15/27	490,000	551,782
3.875%, 01/15/26 (b)	70,000	78,764
4.300%, 02/15/30	326,000	380,869
4.350%, 03/01/29	470,000	547,887
4.350%, 06/15/45	305,000	343,101
5.150%, 03/15/42	164,000	204,637
Nokia Oyj 6.625%, 05/15/39	110,000	129,690
SoftBank Group Corp. 6.000%, 5Y USD ICE Swap + 4.226%, 07/19/23 (e)	1,060,000	965,660
Sprint Corp. 7.125%, 06/15/24	100,000	112,914
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 03/20/28 (144A)	540,000	621,000
T-Mobile USA, Inc.
2.050%, 02/15/28 (144A)	675,000	675,317
3.500%, 04/15/25 (144A)	580,000	632,212
3.875%, 04/15/30 (144A)	715,000	796,918
4.500%, 04/15/50 (144A)	250,000	294,488
6.500%, 01/15/26	1,145,000	1,196,376
Telecom Italia Capital S.A.
6.000%, 09/30/34	45,000	48,915
7.721%, 06/04/38 (b)	50,000	62,912
Telefonica Celular del Paraguay S.A. 5.875%, 04/15/27 (144A)	730,000	759,200
Telefonica Emisiones S.A.U.
4.895%, 03/06/48	335,000	406,552
5.213%, 03/08/47	150,000	188,049
5.520%, 03/01/49	270,000	354,951
Verizon Communications, Inc.
3.150%, 03/22/30	245,000	276,930
3.875%, 02/08/29	215,000	254,438
4.016%, 12/03/29	610,000	729,152

Telecommunications—(Continued)
Verizon Communications, Inc.
4.400%, 11/01/34	535,000	664,789
4.500%, 08/10/33	490,000	610,189
4.672%, 03/15/55	335,000	455,179
5.012%, 08/21/54	105,000	152,088
5.250%, 03/16/37	210,000	284,211
Vodafone Group plc 6.150%, 02/27/37	375,000	524,861

		14,066,308

Transportation—0.2%
CSX Corp.
3.250%, 06/01/27 (b)	315,000	353,169
FedEx Corp.
3.300%, 03/15/27	160,000	172,140
3.800%, 05/15/25 (b)	435,000	483,539
4.250%, 05/15/30	435,000	496,711
Union Pacific Corp. 4.375%, 09/10/38	645,000	794,220

		2,299,779

Trucking & Leasing—0.1%
DAE Funding LLC
4.500%, 08/01/22 (144A) (b)	15,000	14,287
5.000%, 08/01/24 (144A) (b)	15,000	14,062
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 11/01/24 (144A)	455,000	468,112
4.000%, 07/15/25 (144A) (b)	405,000	442,972

		939,433

Water—0.0%
American Water Capital Corp.
2.800%, 05/01/30 (b)	160,000	173,963
4.150%, 06/01/49	205,000	253,940

		427,903

Total Corporate Bonds & Notes (Cost 172,236,763)		183,157,621

Mortgage-Backed Securities—5.1%

Collateralized Mortgage Obligations—3.0%
Adjustable Rate Mortgage Trust
0.685%, 1M LIBOR + 0.500%, 01/25/36 (e)	141,233	128,529
0.725%, 1M LIBOR + 0.540%, 11/25/35 (e)	117,163	113,378
Angel Oak Mortgage Trust LLC
2.930%, 05/25/59 (144A) (e)	1,083,712	1,095,361
3.628%, 03/25/49 (144A) (e)	260,111	266,520
3.920%, 11/25/48 (144A) (e)	846,221	863,730
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (e)	1,268,194	1,298,045
Bear Stearns Adjustable Rate Mortgage Trust 3.512%, 07/25/36 (e)	241,959	220,933

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Bear Stearns ALT-A Trust 0.665%, 1M LIBOR + 0.480%, 02/25/36 (e)	482,517	$461,566
Bear Stearns Mortgage Funding Trust
0.365%, 1M LIBOR + 0.180%, 10/25/36 (e)	157,323	140,399
0.385%, 1M LIBOR + 0.200%, 02/25/37 (e)	484,791	425,869
Bellemeade Re, Ltd.
1.285%, 1M LIBOR + 1.100%, 07/25/29 (144A) (e)	91,958	91,618
1.585%, 1M LIBOR + 1.400%, 10/25/29 (144A) (e)	420,314	418,864
CIM Trust 3.000%, 04/25/57 (144A) (e)	842,581	855,690
Citigroup Mortgage Loan Trust 2.720%, 07/25/49 (144A) (e)	342,576	347,081
COLT Funding LLC
2.579%, 11/25/49 (144A) (e)	690,112	696,909
3.705%, 03/25/49 (144A) (e)	248,329	250,846
COLT Mortgage Loan Trust 3.337%, 05/25/49 (144A) (e)	432,324	437,465
Connecticut Avenue Securities Trust
2.285%, 1M LIBOR + 2.100%, 06/25/39 (144A) (e)	637,316	618,699
2.335%, 1M LIBOR + 2.150%, 11/25/39 (144A) (e)	309,368	283,381
Countrywide Alternative Loan Trust
0.635%, 1M LIBOR + 0.450%, 03/01/38 (e)	197,827	167,271
0.725%, 1M LIBOR + 0.540%, 01/25/36 (e)	110,372	102,491
0.985%, 1M LIBOR + 0.800%, 12/25/35 (e)	126,032	101,570
2.854%, 12M MTA + 1.350%, 08/25/35 (e)	231,978	200,600
5.500%, 11/25/35	537,957	434,360
Countrywide Home Loan Mortgage Pass-Through Trust
0.385%, 1M LIBOR + 0.200%, 04/25/46 (e)	262,450	213,466
0.865%, 1M LIBOR + 0.680%, 02/25/35 (e)	104,021	93,159
3.482%, 06/20/35 (e)	11,426	11,309
3.772%, 09/25/47 (e)	312,132	282,288
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (e)	458,555	472,708
Deephaven Residential Mortgage Trust
2.453%, 06/25/47 (144A) (e)	122,016	121,931
2.964%, 07/25/59 (144A) (e)	1,122,310	1,139,357
3.558%, 04/25/59 (144A) (e)	469,418	471,120
3.789%, 08/25/58 (144A) (e)	607,172	617,401
Deutsche ALT-A Securities Mortgage Loan Trust 0.335%, 1M LIBOR + 0.150%, 12/25/36 (e)	298,919	267,780
GreenPoint Mortgage Funding Trust 2.904%, 12M MTA + 1.400%, 10/25/45 (e)	189,183	152,441
GSR Mortgage Loan Trust
0.485%, 1M LIBOR + 0.300%, 01/25/37 (e)	566,211	176,850
3.852%, 01/25/36 (e)	330,183	319,948
6.000%, 07/25/37	203,157	180,156
Home Re, Ltd. 1.785%, 1M LIBOR + 1.600%, 10/25/28 (144A) (e)	204,195	203,604
Homeward Opportunities Fund I Trust 2.702%, 09/25/59 (144A) (e)	438,718	444,118
IndyMac INDX Mortgage Loan Trust 3.662%, 10/25/35 (e)	29,038	26,176
JPMorgan Mortgage Trust 3.620%, 05/25/36 (e)	21,391	18,676

Collateralized Mortgage Obligations—(Continued)
Legacy Mortgage Asset Trust
3.000%, 06/25/59 (144A) (n)	789,696	789,082
3.250%, 11/25/59 (144A) (n)	995,025	989,635
LSTAR Securities Investment Trust
1.673%, 1M LIBOR + 1.500%, 04/01/24 (144A) (e)	138,045	142,260
1.873%, 1M LIBOR + 1.700%, 03/01/24 (144A) (e)	448,238	446,437
LSTAR Securities Investment, Ltd.
1.673%, 1M LIBOR + 1.500%, 04/01/24 (144A) (e)	427,742	406,788
1.673%, 1M LIBOR + 1.500%, 05/01/24 (144A) (e)	1,006,233	973,563
MASTR Adjustable Rate Mortgages Trust
3.500%, 09/25/33 (e)	53,852	50,117
4.088%, 11/21/34 (e)	66,978	66,888
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (e)	672,992	717,052
MFA Trust 2.588%, 02/25/57 (144A) (e)	183,938	185,181
Morgan Stanley Mortgage Loan Trust 3.896%, 05/25/36 (e)	177,780	117,797
Mortgage Insurance-Linked Notes 2.085%, 1M LIBOR + 1.900%, 11/26/29 (144A) (e)	771,000	750,908
New Residential Mortgage Loan Trust
0.935%, 1M LIBOR + 0.750%, 01/25/48 (144A) (e)	954,271	944,449
2.492%, 09/25/59 (144A) (e)	440,287	443,334
3.500%, 08/25/59 (144A) (e)	743,093	774,188
3.750%, 11/26/35 (144A) (e)	658,968	703,929
4.000%, 02/25/57 (144A) (e)	1,121,455	1,199,081
4.000%, 03/25/57 (144A) (e)	1,179,058	1,266,778
4.000%, 04/25/57 (144A) (e)	923,526	986,304
4.000%, 05/25/57 (144A) (e)	735,977	789,694
4.000%, 09/25/57 (144A) (e)	953,764	997,553
Preston Ridge Mortgage LLC 3.500%, 10/25/24 (144A) (e)	355,903	353,097
Radnor RE, Ltd. 1.385%, 1M LIBOR + 1.200%, 06/25/29 (144A) (e)	79,888	79,821
Residential Accredit Loans, Inc. Trust
0.485%, 1M LIBOR + 0.300%, 04/25/36 (e)	574,156	508,979
6.000%, 12/25/35	210,135	204,179
RFMSI Trust 3.867%, 08/25/35 (e)	76,059	46,862
Seasoned Credit Risk Transfer Trust
2.500%, 08/25/59	770,828	821,649
3.500%, 11/25/57	462,237	527,777
3.500%, 03/25/58	1,243,132	1,406,724
3.500%, 07/25/58	1,261,795	1,448,784
3.500%, 08/25/58	246,981	284,155
3.500%, 10/25/58	1,312,896	1,489,929
Structured Adjustable Rate Mortgage Loan Trust 0.485%, 1M LIBOR + 0.300%, 09/25/34 (e)	52,376	47,505
Verus Securitization Trust 3.211%, 05/25/59 (144A) (e)	572,685	583,985
WaMu Mortgage Pass-Through Certificates Trust
2.384%, 12M MTA + 0.880%, 10/25/46 (e)	183,069	160,360
3.131%, 06/25/37 (e)	110,532	99,042
Washington Mutual Mortgage Pass-Through Certificates 0.785%, 1M LIBOR + 0.600%, 07/25/36 (e)	89,316	56,328

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage-Backed Securities Trust
4.358%, 10/25/36 (e)	103,099	$97,804
4.636%, 09/25/36 (e)	77,616	70,940

		37,262,601

Commercial Mortgage-Backed Securities—2.1%
BANK
0.719%, 11/15/62 (e) (f)	4,600,301	215,701
0.768%, 11/15/62 (e) (f)	2,271,073	110,986
0.817%, 12/15/52 (e) (f)	3,665,080	201,386
0.875%, 11/15/50 (e) (f)	8,240,865	353,210
0.948%, 11/15/54 (e) (f)	984,543	44,739
0.963%, 09/15/62 (e) (f)	4,486,050	284,663
1.049%, 05/15/62 (e) (f)	2,912,823	190,731
Barclays Commercial Mortgage Trust 0.989%, 04/15/53 (e) (f)	1,280,000	108,644
Benchmark Mortgage Trust
0.657%, 01/15/51 (e) (f)	2,476,091	74,151
0.688%, 07/15/51 (e) (f)	4,440,599	133,303
1.205%, 08/15/52 (e) (f)	2,050,246	134,781
BX Commercial Mortgage Trust 1.105%, 1M LIBOR + 0.920%, 10/15/36 (144A) (e)	1,156,035	1,149,185
CAMB Commercial Mortgage Trust 2.735%, 1M LIBOR + 2.550%, 12/15/37 (144A) (e)	665,000	628,558
Century Plaza Towers 2.865%, 11/13/39 (144A)	585,000	636,617
Citigroup Commercial Mortgage Trust
1.093%, 07/10/47 (e) (f)	3,630,610	115,503
1.185%, 04/10/48 (e) (f)	4,015,155	167,800
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.732%, 02/10/47 (e) (f)	2,772,535	49,391
0.821%, 08/10/46 (e) (f)	857,937	15,418
1.085%, 1M LIBOR + 0.900%, 10/15/36 (144A) (e)	1,010,000	986,690
1.846%, 10/15/45 (e) (f)	346,306	11,668
2.853%, 10/15/45	178,907	182,428
3.101%, 03/10/46	145,000	148,744
3.213%, 03/10/46	171,029	178,133
3.424%, 03/10/31 (144A)	1,065,000	1,131,611
3.612%, 06/10/46 (e)	260,000	275,756
3.796%, 08/10/47	225,000	245,018
3.961%, 03/10/47	235,125	254,600
4.074%, 02/10/47 (e)	115,000	125,230
4.205%, 08/10/46	100,035	107,899
4.210%, 08/10/46 (e)	175,000	189,372
4.236%, 02/10/47 (e)	190,000	206,245
4.745%, 10/15/45 (144A) (e)	210,000	10,500
4.750%, 10/15/45 (144A) (e)	355,000	188,423
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	1,787	1,742
CSAIL Commercial Mortgage Trust
0.893%, 06/15/57 (e) (f)	12,075,756	340,134
1.069%, 11/15/48 (e) (f)	957,769	30,808
2.061%, 01/15/49 (e) (f)	1,824,525	135,389
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,192,855

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust
0.107%, 07/10/46 (e) (f)	10,817,243	25,376
1.493%, 08/10/44 (144A) (e) (f)	957,825	9,002
3.674%, 04/10/47 (144A)	235,000	83,237
5.130%, 04/10/47 (144A) (e)	465,000	367,559
JPMBB Commercial Mortgage Securities Trust
0.779%, 09/15/47 (e) (f)	3,309,284	69,755
3.363%, 07/15/45	357,842	373,788
JPMorgan Chase Commercial Mortgage Securities Trust
2.733%, 10/15/45 (144A) (e)	400,000	133,048
2.812%, 01/16/37 (144A)	305,000	309,917
4.565%, 12/15/47 (144A) (e)	130,000	99,070
Morgan Stanley Bank of America Merrill Lynch Trust
1.150%, 12/15/47 (e) (f)	1,979,749	65,962
1.171%, 10/15/48 (e) (f)	852,355	34,091
2.918%, 02/15/46	130,000	133,671
3.134%, 12/15/48	480,000	496,298
3.176%, 08/15/45	245,000	250,428
3.766%, 11/15/46	163,909	172,539
4.259%, 10/15/46 (e)	115,000	123,079
Morgan Stanley Capital Trust
1.586%, 06/15/50 (e) (f)	1,688,103	107,801
3.912%, 09/09/32 (144A)	1,140,000	1,228,000
5.419%, 07/15/49 (144A) (e)	265,000	167,212
5.773%, 10/12/52 (144A) (e)	12,137	2,735
MTRO Commercial Mortgage Trust 1.985%, 1M LIBOR + 1.800%, 12/15/33 (144A) (e)	565,000	532,487
Natixis Commercial Mortgage Securities Trust 2.906%, 10/15/36 (144A)	310,000	302,585
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (e)	150,000	160,413
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	1,230,000	1,230,805
UBS Commercial Mortgage Trust 1.232%, 08/15/50 (e) (f)	972,401	54,752
UBS-Barclays Commercial Mortgage Trust
1.035%, 1M LIBOR + 0.850%, 08/15/36 (144A) (e)	1,802,000	1,720,811
1.661%, 02/15/50 (e) (f)	5,624,071	359,493
2.850%, 12/10/45	325,000	334,399
3.091%, 08/10/49	635,370	654,808
3.185%, 03/10/46	240,000	248,510
3.244%, 04/10/46	300,119	311,487
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,136,526
Wells Fargo Commercial Mortgage Trust
1.218%, 09/15/57 (e) (f)	6,611,805	239,440
1.252%, 05/15/48 (e) (f)	3,032,148	123,275
2.918%, 10/15/45	282,311	290,294
2.942%, 10/15/49	890,000	955,325
4.296%, 05/15/48 (e)	80,000	62,198
WF-RBS Commercial Mortgage Trust
1.374%, 03/15/47 (e) (f)	1,764,676	56,184
2.870%, 11/15/45	349,099	357,894
2.875%, 12/15/45	175,000	179,444
3.016%, 11/15/47 (144A)	550,000	220,000
3.071%, 03/15/45	185,000	191,216

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust
3.345%, 05/15/45	100,000	$102,237
3.723%, 05/15/47	187,643	198,500
3.995%, 05/15/47	160,281	172,762
4.045%, 03/15/47	40,000	43,027
4.101%, 03/15/47	335,000	363,979
5.000%, 06/15/44 (144A) (e)	105,000	51,502
5.766%, 04/15/45 (144A) (e)	255,000	246,871

		25,711,804

Total Mortgage-Backed Securities (Cost $64,934,227)		62,974,405

Asset-Backed Securities—4.2%

Asset-Backed - Automobile—0.4%
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	531,516
CIG Auto Receivables Trust 2.710%, 05/15/23 (144A)	14,106	14,130
Credit Acceptance Auto Loan Trust 2.650%, 06/15/26 (144A)	141,883	142,283
Drive Auto Receivables Trust 2.700%, 02/16/27	465,000	466,033
Exeter Automobile Receivables Trust
2.580%, 09/15/25 (144A)	1,045,000	1,042,525
2.730%, 12/15/25 (144A)	315,000	314,611
Westlake Automobile Receivables Trust
2.720%, 11/15/24 (144A)	765,000	766,937
3.280%, 12/15/22 (144A)	1,015,000	1,025,243

		4,303,278

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust
0.235%, 1M LIBOR + 0.050%, 12/25/46 (e)	71,499	44,184
0.485%, 1M LIBOR + 0.300%, 03/25/36 (e)	763,822	512,059
5.985%, 06/25/36 (e)	509,601	209,136
Morgan Stanley ABS Capital I, Inc. Trust 0.335%, 1M LIBOR + 0.150%, 06/25/36 (e)	11,086	9,408
Renaissance Home Equity Loan Trust
6.120%, 11/25/36 (n)	246,931	138,899
Soundview Home Loan Trust 0.435%, 1M LIBOR + 0.250%, 11/25/36 (e)	485,000	427,130

		1,340,816

Asset-Backed - Other—3.7%
Apex Credit CLO, Ltd. 2.490%, 3M LIBOR + 1.470%, 04/24/29 (144A) (e)	1,305,282	1,284,516
Apollo Aviation Securitization Trust 3.351%, 01/16/40 (144A)	242,675	213,713
Avery Point CLO, Ltd. 2.091%, 3M LIBOR + 1.100%, 04/25/26 (144A) (e)	314,759	313,071
Babson CLO, Ltd. 2.285%, 3M LIBOR + 1.150%, 07/20/25 (144A) (e)	32,808	32,694

Asset-Backed - Other—(Continued)
Bayview Koitere Fund Trust
3.500%, 07/28/57 (144A) (e)	948,416	979,180
4.000%, 11/28/53 (144A) (e)	373,836	387,052
Bayview Mortgage Fund Trust 3.500%, 01/28/58 (144A) (e)	648,322	655,872
Bayview Opportunity Master Fund Trust
3.500%, 01/28/55 (144A) (e)	413,215	421,215
3.500%, 06/28/57 (144A) (e)	495,012	510,046
3.500%, 10/28/57 (144A) (e)	901,714	920,472
4.000%, 10/28/64 (144A) (e)	725,638	751,958
Benefit Street Partners CLO, Ltd. 2.469%, 3M LIBOR + 1.250%, 07/15/29 (144A) (e)	320,000	315,500
Carlyle Global Market Strategies CLO, Ltd. 1.771%, 3M LIBOR + 0.780%, 04/27/27 (144A) (e)	1,117,114	1,098,381
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	995,906
Citigroup Mortgage Loan Trust 3.228%, 11/25/70 (144A) (n)	485,340	486,465
Domino’s Pizza Master Issuer LLC
3.668%, 10/25/49 (144A)	328,350	343,976
4.116%, 07/25/48 (144A)	687,750	732,137
Dryden Senior Loan Fund 2.019%, 3M LIBOR + 0.800%, 07/15/30 (144A) (e)	68,500	68,503
Finance America Mortgage Loan Trust 1.235%, 1M LIBOR + 1.050%, 09/25/33 (e)	56,524	54,733
GMACM Home Equity Loan Trust 0.685%, 1M LIBOR + 0.500%, 10/25/34 (144A) (e)	23,335	22,070
KKR Clo Ltd. 2.219%, 3M LIBOR + 1.000%, 04/15/31 (144A) (e)	1,230,000	1,188,248
Knollwood CDO, Ltd. 4.552%, 3M LIBOR + 3.200%, 01/10/39 (144A) (e)	699,042	70
LCM, Ltd. 2.175%, 3M LIBOR + 1.040%, 10/20/27 (144A) (e)	1,075,000	1,058,518
Legacy Mortgage Asset Trust 4.000%, 03/25/58 (144A) (n)	1,456,925	1,492,454
Madison Park Funding, Ltd. 2.395%, 3M LIBOR + 1.260%, 07/20/26 (144A) (e)	352,319	350,854
MFRA Trust 3.352%, 11/25/47 (144A) (n)	1,026,783	1,028,665
Mill City Mortgage Loan Trust
3.500%, 08/25/58 (144A) (e)	791,738	836,214
3.500%, 04/25/66 (144A) (e)	1,578,807	1,667,843
New Residential Advance Receivables Trust 2.329%, 10/15/51 (144A)	1,135,000	1,120,407
New Residential Mortgage LLC 3.790%, 07/25/54 (144A)	1,030,866	1,007,101
NRZ Excess Spread-Collateralized Notes
3.193%, 01/25/23 (144A)	629,435	632,932
3.265%, 02/25/23 (144A)	400,131	402,410
OCP CLO, Ltd. 1.985%, 3M LIBOR + 0.850%, 04/17/27 (144A) (e)	472,152	467,759
Octagon Investment Partners, Ltd. 2.549%, 3M LIBOR + 1.330%, 10/15/32 (144A) (e)	1,230,000	1,209,687
OnDeck Asset Securitization Trust II LLC 2.650%, 11/18/24 (144A)	661,360	661,514

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OneMain Financial Issuance Trust 2.370%, 09/14/32 (144A)	759,668	$761,914
OZLM, Ltd.
1.810%, 3M LIBOR + 1.050%, 04/30/27 (144A) (e)	1,360,000	1,336,569
2.145%, 3M LIBOR + 1.010%, 07/17/29 (144A) (e)	332,222	322,380
Pretium Mortgage Credit Partners LLC
2.858%, 05/27/59 (144A) (n)	1,009,849	999,327
3.105%, 07/27/59 (144A) (n)	780,834	776,062
3.721%, 01/25/59 (144A) (n)	640,221	634,808
3.721%, 02/27/60 (144A) (n)	249,403	249,658
Regional Management Issuance Trust 3.830%, 07/15/27 (144A)	950,000	937,262
Sapphire Aviation Finance II, Ltd. 3.228%, 03/15/40 (144A)	247,083	209,887
Seneca Park CLO, Ltd. 2.255%, 3M LIBOR + 1.120%, 07/17/26 (144A) (e)	142,488	141,962
SoFi Consumer Loan Program LLC
2.500%, 05/26/26 (144A)	88,988	89,841
2.770%, 05/25/26 (144A)	41,186	41,429
3.090%, 10/27/25 (144A)	17,857	17,889
3.280%, 01/26/26 (144A)	38,702	38,841
Sound Point CLO, Ltd.
2.025%, 3M LIBOR + 0.890%, 01/20/28 (144A) (e)	696,340	688,449
2.425%, 3M LIBOR + 1.290%, 10/20/28 (144A) (e)	1,215,000	1,198,560
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	1,705,000	1,703,458
Stanwich Mortgage Loan Trust 3.475%, 11/16/24 (144A) (n)	1,355,317	1,360,332
Symphony CLO, Ltd. 2.261%, 3M LIBOR + 0.950%, 07/14/26 (144A) (e)	1,116,654	1,106,684
Towd Point Mortgage Trust
2.750%, 02/25/55 (144A) (e)	88,147	89,194
2.750%, 08/25/55 (144A) (e)	386,625	395,535
2.750%, 04/25/57 (144A) (e)	288,874	293,961
2.750%, 06/25/57 (144A) (e)	879,428	905,411
3.000%, 03/25/54 (144A) (e)	15,021	15,134
Vericrest Opportunity Loan Trust
3.179%, 10/25/49 (144A) (n)	698,038	691,327
3.278%, 11/25/49 (144A) (n)	971,239	970,154
VOLT LXIV LLC 3.375%, 10/25/47 (144A) (n)	463,395	463,116
VOLT LXXX LLC 3.228%, 10/25/49 (144A) (n)	946,871	942,461
VOLT LXXXIII LLC 3.327%, 11/26/49 (144A) (n)	392,128	391,441
VOLT LXXXIV LLC 3.426%, 12/27/49 (144A) (n)	1,381,319	1,377,637
Voya CLO, Ltd. 2.035%, 3M LIBOR + 0.900%, 01/18/29 (144A) (e)	1,610,000	1,581,810
Wendy’s Funding LLC
3.884%, 03/15/48 (144A)	424,125	447,944
Wingstop Funding LLC 4.970%, 12/05/48 (144A)	400,950	417,950

		45,310,523

Total Asset-Backed Securities (Cost $51,635,687)		50,954,617

Floating Rate Loans (o)—0.9%
Security Description	Principal Amount*	Value

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 4.260%, 3M LIBOR + 3.500%, 08/21/26	138,950	126,792
Terrier Media Buyer, Inc. Term Loan B, 4.428%, 1M LIBOR + 4.250%, 12/17/26	119,400	114,325

		241,117

Aerospace/Defense—0.0%
TransDigm, Inc. 2020 Term Loan E, 2.428%, 1M LIBOR + 2.250%, 05/30/25	147,622	133,444

Airlines—0.0%
WestJet Airlines, Ltd. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	99,500	80,761

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 3.700%, 1M LIBOR + 3.500%, 11/06/24	97,750	92,863

Auto Parts & Equipment—0.0%
Adient U.S. LLC Term Loan B, 4.474%, 1M LIBOR + 4.000%, 05/06/24	99,000	95,585
Clarios Global L.P.
Term Loan B, 3.678%, 1M LIBOR + 3.500%, 04/30/26	114,138	109,096
Term Loan B, 3.750%, EURIBOR + 3.750%, 04/30/26 (EUR)	150,000	162,837

		367,518

Building Materials—0.0%
NCI Building Systems, Inc. Term Loan, 3.941%, 1M LIBOR + 3.750%, 04/12/25	98,000	93,549
Quikrete Holdings, Inc. 1st Lien Term Loan, 2.678%, 1M LIBOR + 2.500%, 02/01/27	124,375	120,359

		213,908

Commercial Services—0.1%
AlixPartners LLP Term Loan B, 3.500%, 1M LIBOR + 2.500%, 04/04/24	174,150	168,534
Allied Universal Holdco LLC Term Loan B, 4.428%, 1M LIBOR + 4.250%, 07/10/26	113,068	109,770
BrightView Landscapes LLC 1st Lien Term Loan B, 2.750%, 1M LIBOR + 2.500%, 08/15/25	213,595	208,255
MPH Acquisition Holdings LLC Term Loan B, 3.750%, 3M LIBOR + 2.750%, 06/07/23	140,576	133,694
PSAV Holdings LLC 1st Lien Term Loan, 4.250%, 6M LIBOR + 3.250%, 03/03/25	171,246	124,581
Refinitiv U.S. Holdings, Inc.
Term Loan, 3.428%, 1M LIBOR + 3.250%, 10/01/25	103,425	101,318
Techem Verwaltungsgesellschaft 675 mbH EUR Term Loan B4, 2.875%, EURIBOR + 2.875%, 07/15/25 (EUR)	49,291	54,044

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Victory Capital Holdings, Inc. Term Loan B, 3.937%, 3M LIBOR + 2.500%, 07/01/26	82,856	$80,612
Weight Watchers International, Inc. Term Loan B, 5.500%, 1M LIBOR + 4.750%, 11/29/24	85,270	84,204
WEX, Inc. Term Loan B3, 2.428%, 1M LIBOR + 2.250%, 05/15/26	403,344	386,538

		1,451,550

Computers—0.0%
Cardtronics USA, Inc. Term Loan B, 06/25/27 (p)	100,000	99,000
Tempo Acquisition LLC Term Loan, 2.928%, 1M LIBOR + 2.750%, 05/01/24	203,700	194,406

		293,406

Cosmetics/Personal Care—0.0%
Coty, Inc. Term Loan B, 2.425%, 1M LIBOR + 2.250%, 04/07/25	185,979	167,149
Revlon Consumer Products Corp. Term Loan B, 4.250%, 3M LIBOR + 3.500%, 09/07/23	137,347	38,457
Sunshine Luxembourg ViII S.a.r.l First Lien Term Loan, 5.322%, 6M LIBOR + 4.250%, 10/01/26	129,350	124,038

		329,644

Distribution/Wholesale—0.0%
Univar, Inc. Term Loan B3, 2.428%, 1M LIBOR + 2.250%, 07/01/24	65,933	63,741

Diversified Financial Services—0.1%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 3.178%, 1M LIBOR + 3.000%, 06/15/25	196,492	181,592
Deerfield Dakota Holding, LLC Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	220,000	214,156
Nets Holding A/S Term Loan B1E, 3.250%, EURIBOR + 3.250%, 02/06/25 (EUR)	88,194	95,908

		491,656

Engineering & Construction—0.0%
APX Group, Inc. 2020 Term Loan, 5.178%, 1M LIBOR + 5.000%, 12/31/25	98,503	91,977
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.637%, 3M LIBOR + 4.250%, 06/21/24	145,500	133,769

		225,746

Entertainment—0.1%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 2.859%, 3M LIBOR + 1.750%, 10/19/24	81,592	77,818
Caesars Entertainment Operating Co. Term Loan, 2.178%, 1M LIBOR + 2.000%, 10/07/24	129,733	129,425

Entertainment—(Continued)
Crown Finance U.S. Inc. Term Loan, 3.322%, 3M LIBOR + 2.250%, 02/28/25	81,209	61,516
Delta 2 (LUX) S.a.r.l. Term Loan, 3.500%, 1M LIBOR + 2.500%, 02/01/24	241,686	230,810
Golden Entertainment, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.000%, 10/21/24	164,050	150,311

		649,880

Food—0.0%
Froneri International Ltd. Term Loan, 2.428%, 1M LIBOR + 2.250%, 01/29/27	100,000	94,417
Hostess Brands LLC 2019 Term Loan, 3.010%, 3M LIBOR + 2.250%, 08/03/25	106,190	102,694
U.S. Foods, Inc. Term Loan B, 3.072%, 1M LIBOR + 1.750%, 09/13/26	124,063	117,084

		314,195

Food Service—0.0%
Aramark Services, Inc. Term Loan B4, 1.928%, 1M LIBOR + 1.750%, 01/15/27	99,750	94,264

Gas—0.0%
UGI Energy Services, LLC Term Loan B, 3.928%, 1M LIBOR + 3.750%, 08/13/26	148,500	144,231

Healthcare-Products—0.0%
Lifescan Global Corp. 1st Lien Term Loan, 7.175%, 6M LIBOR + 6.000%, 10/01/24	89,500	81,109

Healthcare-Services—0.0%
Envision Healthcare Corp. 1st Lien Term Loan, 3.928%, 1M LIBOR + 3.750%, 10/10/25	113,275	76,137
Jaguar Holding Co. II Term Loan, 3.500%, 1M LIBOR + 2.500%, 08/18/22	127,973	126,111
Syneos Health, Inc. Term Loan B, 1.928%, 1M LIBOR + 1.750%, 08/01/24	49,723	48,480

		250,728

Insurance—0.1%
Asurion LLC Term Loan B4, 3.178%, 1M LIBOR + 3.000%, 08/04/22	251,693	245,637
HUB International, Ltd. Term Loan B, 4.020%, 3M LIBOR + 3.000%, 04/25/25	117,600	112,455
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.428%, 1M LIBOR + 3.250%, 12/31/25	98,500	93,288
Term Loan B, 4.178%, 1M LIBOR + 4.000%, 09/03/26	133,650	128,749
USI, Inc. Term Loan, 3.308%, 3M LIBOR + 3.000%, 05/16/24	102,113	97,211

		677,340

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—0.0%
Hayward Industries, Inc. 1st Lien Term Loan, 3.678%, 1M LIBOR + 3.500%, 08/05/24	125,000	$120,000

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 2.359%, 1W LIBOR + 2.250%, 09/15/23	128,825	122,015
Caesars Resort Collection LLC
1st Lien Term Loan B, 06/19/25 (p)	130,000	122,595
1st Lien Term Loan B, 2.928%, 1M LIBOR + 2.750%, 12/23/24	108,508	97,235

		341,845

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. Term Loan, 3.750%, 1M LIBOR + 3.000%, 08/01/25	98,500	95,422

Machinery-Diversified—0.1%
Circor International, Inc. 2020 Term Loan B, 4.250%, 1M LIBOR + 3.250%, 12/11/24	84,870	79,920
Gardner Denver, Inc. Term Loan, 1.928%, 1M LIBOR + 1.750%, 03/01/27	174,469	166,181
Vertical U.S. Newco Inc Term Loan B, 07/01/27 (p)	350,000	345,625

		591,726

Media—0.1%
CSC Holdings LLC 1st Lien Term Loan, 2.435%, 1M LIBOR + 2.250%, 07/17/25	105,033	99,886
Gray Television, Inc. Term Loan C, 2.673%, 1M LIBOR + 2.500%, 01/02/26	84,964	82,486
ION Media Networks, Inc. Term Loan B, 3.813%, 3M LIBOR + 3.000%, 12/18/24	202,388	192,142
Nexstar Broadcasting, Inc. Term Loan B4, 2.923%, 1M LIBOR + 2.750%, 09/18/26	158,503	151,172
Univision Communications, Inc. Term Loan C5, 2.928%, 1M LIBOR + 2.750%, 03/15/24	125,588	116,693

		642,379

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 2.500%, EURIBOR + 2.500%, 03/07/25 (EUR)	92,993	98,627

Oil & Gas—0.0%
California Resources Corp. Term Loan, 11.375%, 3M LIBOR + 10.375%, 12/31/21	130,000	8,450
Fieldwood Energy LLC 1st Lien Term Loan, 6.250%, 3M LIBOR + 5.250%, 04/11/22	249,780	50,789
Foresight Energy LLC 1st Lien Term Loan, 7.363%, 3M LIBOR + 5.750%, 03/28/22	184,254	18,425

Oil & Gas—(Continued)
Paragon Offshore Finance Co. Term Loan B, 07/18/21 (c) (d) (m)	706	0
Seadrill Partners Finco LLC Term Loan B, 7.000%, 3M LIBOR + 6.000%, 02/21/21	102,071	18,489

		96,153

Packaging & Containers—0.1%
Berry Global, Inc. Term Loan Y, 2.177%, 1M LIBOR + 2.000%, 07/01/26	198,000	190,151
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.433%, 3M LIBOR + 3.000%, 12/29/23	88,260	84,803
Reynolds Group Holdings, Inc. Term Loan, 2.928%, 1M LIBOR + 2.750%, 02/05/23	249,179	238,401

		513,355

Pharmaceuticals—0.1%
Bausch Health Companies, Inc. Term Loan B, 3.190%, 1M LIBOR + 3.000%, 06/02/25	131,510	127,873
Change Healthcare Holdings LLC Term Loan B, 3.500%, 1M LIBOR + 2.500%, 03/01/24	130,675	125,829
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.000%, 1M LIBOR + 4.250%, 04/29/24	164,900	155,377
Pathway Vet Alliance LLC
Delayed Draw Term Loan, 03/31/27 (p)	18,791	18,298
Term Loan, 03/31/27 (p)	231,209	225,140

		652,517

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 1.940%, 1M LIBOR + 1.750%, 12/20/24	195,455	182,750

Retail—0.0%
Bass Pro Group LLC Term Loan B, 6.072%, 3M LIBOR + 5.000%, 09/25/24	145,875	140,988
Harbor Freight Tools USA, Inc. Term Loan B, 3.250%, 1M LIBOR + 2.500%, 08/18/23	114,855	110,864
Staples, Inc. Term Loan, 5.687%, 3M LIBOR + 5.000%, 04/16/26	127,091	109,775

		361,627

Semiconductors—0.0%
Microchip Technology, Inc. Term Loan B, 2.180%, 1M LIBOR + 2.000%, 05/29/25	56,889	55,229

Software—0.1%
DCert Buyer, Inc. Term Loan B, 4.178%, 1M LIBOR + 4.000%, 10/16/26	109,725	106,548
Dun & Bradstreet Corp. (The) Term Loan, 4.184%, 1M LIBOR + 4.000%, 02/06/26	199,500	195,011
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	115,443	101,446

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
SS&C Technologies, Inc. Term Loan B5, 1.928%, 1M LIBOR + 1.750%, 04/16/25	98,232	$94,106
Ultimate Software Group, Inc. (The) Incremental Term Loan B, 05/04/26 (p)	185,000	183,199
Zelis Healthcare Corp. Term Loan B, 4.928%, 1M LIBOR + 4.750%, 09/30/26	124,375	122,276

		802,586

Telecommunications—0.0%
Altice France S.A. Term Loan B12, 3.872%, 1M LIBOR + 3.687%, 01/31/26	97,500	93,722
CenturyLink, Inc. Term Loan B, 2.428%, 1M LIBOR + 2.250%, 03/15/27	99,500	94,105
T-Mobile U.S.A., Inc.
Term Loan, 3.178%, 1M LIBOR + 3.000%, 04/01/27	100,000	100,000
Telenet Financing USD LLC Term Loan AR, 2.185%, 1M LIBOR + 2.000%, 04/30/28	100,000	94,589

		382,416

Total Floating Rate Loans (Cost $12,378,887)		11,133,733

Foreign Government—0.9%

Banks—0.0%
Banque Centrale de Tunisie International Bond 6.750%, 10/31/23 (144A) (EUR)	405,000	430,000

Sovereign—0.9%
Abu Dhabi Government International Bond 3.125%, 09/30/49 (144A)	405,000	421,706
Argentine Republic Government International Bond 5.250%, 01/15/28 (EUR) (m)	370,000	151,936
Bahrain Government International Bond 7.375%, 05/14/30 (144A) (b)	250,000	284,175
Chile Government International Bond 2.550%, 01/27/32 (b)	495,000	514,800
Dominican Republic International Bond 6.400%, 06/05/49 (144A)	1,110,000	1,012,875
Egypt Government International Bonds
7.625%, 05/29/32 (144A)	255,000	248,564
8.500%, 01/31/47	200,000	195,000
Ghana Government International Bonds
6.375%, 02/11/27 (144A)	490,000	457,537
7.625%, 05/16/29	485,000	456,579
Hungary Government International Bond 6.375%, 03/29/21	160,000	166,397
Indonesia Government International Bonds
2.150%, 07/18/24 (EUR)	100,000	115,580
2.625%, 06/14/23 (EUR)	100,000	116,479
3.375%, 04/15/23	200,000	208,033
Mexico Government International Bond 4.750%, 04/27/32	435,000	479,587
North Macedonia Government International Bond 3.675%, 06/03/26 (144A) (EUR)	515,000	587,907

Sovereign—(Continued)
Panama Government International Bonds
3.160%, 01/23/30	235,000	252,978
4.500%, 04/01/56	200,000	244,702
Peruvian Government International Bond 2.392%, 01/23/26	125,000	129,813
Philippine Government International Bond 2.457%, 05/05/30	200,000	209,510
Qatar Government International Bonds
3.400%, 04/16/25 (144A)	490,000	532,879
3.750%, 04/16/30 (144A)	735,000	836,939
Romanian Government International Bonds
3.624%, 05/26/30 (144A) (EUR)	265,000	320,998
4.625%, 04/03/49 (EUR)	738,000	947,378
6.125%, 01/22/44	254,000	332,740
Saudi Government International Bond 2.900%, 10/22/25 (144A)	430,000	455,972
Senegal Government International Bond 6.250%, 05/23/33	485,000	493,526

		10,174,590

Total Foreign Government (Cost $10,671,190)		10,604,590

Municipals—0.7%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds
6.038%, 12/01/29	85,000	87,096
6.138%, 12/01/39	325,000	330,801
6.319%, 11/01/29	345,000	357,275
Metropolitan Transportation Authority
4.750%, 11/15/45	505,000	559,949
5.175%, 11/15/49	1,390,000	1,621,463
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	357,000	519,178
New York Transportation Development Corp 4.248%, 09/01/35	1,475,000	1,607,676
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,596,238
State of California General Obligation Unlimited, Build America Bonds
7.300%, 10/01/39	360,000	601,862
7.550%, 04/01/39	10,000	17,807
7.625%, 03/01/40	40,000	70,608
State of Connecticut 3.000%, 07/01/21	40,000	40,860
State of Illinois
4.950%, 06/01/23	631,091	637,515
5.000%, 01/01/23	70,000	68,945
5.563%, 02/01/21	150,000	150,927
5.947%, 04/01/22	220,000	233,924

Total Municipals (Cost $7,900,198)		8,502,124

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Short-Term Investments—4.6%

Security Description	Principal Amount*	Value

Commercial Paper—0.1%
Boeing Co. 1.867%, 07/31/20 (q)	250,000	$249,619
Nissan Motor Acceptance Corp. 1.394%, 01/29/21 (q)	250,000	243,891
VM Credit, Inc. 1.487%, 08/11/20 (q)	550,000	549,753

		1,043,263

Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $54,700,311; collateralized by U.S. Treasury Notes with rates ranging from 0.500% - 2.125%, maturity dates ranging from 03/31/24 - 04/15/24, and an aggregate market value of $55,794,371.	54,700,311	54,700,311

Total Short-Term Investments (Cost $55,746,958)		55,743,574

Securities Lending Reinvestments (r)—7.4%

Certificates of Deposit—0.5%
Agricultural Bank of China 0.520%, 09/01/20	2,000,000	2,000,202
Banco del Estado de Chile 0.230%, SOFR + 0150%, 08/28/20 (e)	1,000,000	999,394
BNP Paribas S.A. New York
0.520%, 1M LIBOR + 0.340%, 10/09/20 (e)	1,000,000	1,000,509
Industrial & Commercial Bank of China Corp. 0.550%, 09/15/20	1,000,000	999,974
NatWest Bank plc 0.310%, 09/04/20	1,000,000	999,980
Standard Chartered Bank 0.240%, FEDEFF PRV + 0.160%, 08/07/20 (e)	500,000	499,778

		6,499,837

Commercial Paper—0.0%
Bank of China, Ltd. 0.550%, 08/19/20	499,313	499,681

Repurchase Agreements—2.4%
BMO Capital Markets Repurchase Agreement dated 06/30/20 at 0.280%, due on 07/01/20 with a maturity value of $5,000,039; collateralized by various Common Stock with an aggregate market value of $5,500,043.	5,000,000	5,000,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,300,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $2,346,000.	2,300,000	2,300,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,300,004; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $1,326,001.	1,300,000	1,300,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $500,003; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $510,003.	500,000	500,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $3,300,030; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $3,666,972.	3,300,000	3,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $1,365,631; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $1,392,941.	1,365,629	1,365,629
National Bank of Canada
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $8,700,051; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $9,623,146.	8,700,000	8,700,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $600,030; collateralized by various Common Stock with an aggregate market value of $666,801.	600,000	600,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $4,700,027; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $5,222,723.	4,700,000	4,700,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $2,000,093; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $2,222,435.	2,000,000	2,000,000

		29,765,629

Mutual Funds—4.5%
BlackRock Liquidity Funds, Institutional Shares 0.100% (s)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (s)	2,000,000	2,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (s)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (r)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (s)	10,000,000	$10,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (s)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (s)	3,000,000	3,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (s)	9,700,000	9,700,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (s)	3,000,000	3,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (s)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (s)	2,000,000	2,000,000

		54,700,000

Total Securities Lending Reinvestments (Cost $91,465,255)		91,465,147

Total Purchased Options—0.0% (t) (Cost $69,389)		1,043

Total Investments—118.4% (Cost $1,336,338,039)		1,456,171,586
Other assets and liabilities (net)—(18.4)%		(226,451,622)

Net Assets—100.0%		$1,229,719,964

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2020, the market value of restricted securities was $100,714, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $93,226,292 and the collateral received consisted of cash in the amount of $91,464,941 and non-cash collateral with a value of $3,091,324. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent less than 0.05% of net assets.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	Interest only security.
(g)	Principal only security.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2020, the market value of securities pledged was $2,173,933.
(j)	All or a portion of the security was pledged as collateral against open OTC options and swap contracts. As of June 30, 2020, the market value of securities pledged was $3,551,339.
(k)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2020, the market value of securities pledged was $4,089,609.
(l)	Principal amount of security is adjusted for inflation.
(m)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(n)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	This loan will settle after June 30, 2020, at which time the interest rate will be determined.
(q)	The rate shown represents current yield to maturity.
(r)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(s)	The rate shown represents the annualized seven-day yield as of June 30, 2020.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the market value of 144A securities was $140,168,007, which is 11.4% of net assets.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
YPF S.A., 16.500%, 05/09/22	05/04/17	ARS	19,392,845	$1,264,168	$100,714

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 15 Yr. Pool	4.500%	TBA	$(1,300,000)	$(1,369,012)	$(1,367,869)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.500%	TBA	(6,025,000)	(6,508,299)	(6,473,580)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(4,076,000)	(4,458,125)	(4,453,985)

Totals				$(12,335,436)	$(12,295,434)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	140,000	SSBT	07/02/20	USD	98,681	$4,443
CAD	110,000	DBAG	07/07/20	USD	77,431	3,596
CAD	55,000	SSBT	07/10/20	USD	38,770	1,744
CAD	580,000	HSBCU	08/14/20	USD	414,499	12,770
CAD	100,000	SSBT	09/08/20	USD	70,508	3,161
CAD	275,000	MSIP	09/18/20	USD	197,101	5,494
CAD	700,000	BOA	11/25/20	USD	497,777	17,999
EUR	70,000	JPMC	07/14/20	USD	77,024	1,641
EUR	20,000	NWM	11/27/20	USD	22,090	459

Contracts to Deliver
CAD	140,000	MSIP	07/02/20	USD	107,279	4,156
CAD	110,000	MSIP	07/07/20	USD	82,941	1,914
CAD	55,000	MSIP	07/10/20	USD	42,116	1,602
CAD	100,000	CBNA	08/14/20	USD	76,092	2,425
CAD	480,000	MSIP	08/14/20	USD	361,919	8,317
CAD	100,000	SCB	09/08/20	USD	75,891	2,221
CAD	275,000	MSIP	09/18/20	USD	209,154	6,560
CAD	550,000	HSBCU	11/25/20	USD	416,052	10,799
CAD	150,000	HSBCU	11/25/20	USD	112,662	2,139
EUR	70,000	CBNA	07/14/20	USD	78,428	(237)
EUR	317,483	SSBT	07/31/20	USD	358,936	2,020
EUR	2,839,000	JPMC	09/16/20	USD	3,203,505	8,555
EUR	150,000	JPMC	09/16/20	USD	170,136	1,329
EUR	20,000	MSIP	11/27/20	USD	22,384	(165)
GBP	279,000	BNP	09/16/20	USD	353,488	7,626
MXN	10,375,000	GSI	06/10/21	USD	511,185	77,732

Net Unrealized Appreciation						$188,300

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/21/20	84	USD	11,690,438	$22,909
U.S. Treasury Note 2 Year Futures	09/30/20	71	USD	15,678,797	9,237
U.S. Treasury Note 5 Year Futures	09/30/20	226	USD	28,417,734	70,131
U.S. Treasury Ultra Long Bond Futures	09/21/20	113	USD	24,651,656	169,637

Futures Contracts—Short
Euro-Bund Futures	09/08/20	(27)	EUR	(4,766,040)	(14,599)
Euro-Buxl 30 Year Bond Futures	09/08/20	(2)	EUR	(439,920)	(21,730)
U.S. Treasury Long Bond Futures	09/21/20	(20)	USD	(3,571,250)	(35,392)
U.S. Treasury Note Ultra 10 Year Futures	09/21/20	(109)	USD	(17,165,797)	(45,372)

Net Unrealized Appreciation					$154,821

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 10 Year IRS	1.700%	BOA	3M LIBOR	Receive	11/23/20	2,770,000	USD	2,770,000	$69,389	$1,043	$(68,346)

Written Options

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/ Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5 Year CDS	0.750%	MSIP	CDX.NA.IG.34.V1	Buy	07/15/20	(36,045,000)	USD	(36,045,000)	$(118,948)	$(60,787)	$58,161
Call - OTC - 5 Year CDS	0.775%	GSI	CDX.NA.IG.34.V1	Buy	07/15/20	(36,440,000)	USD	(36,440,000)	(103,854)	(85,824)	18,030
Put - OTC - 5 Year CDS	0.775%	GSI	CDX.NA.IG.34.V1	Sell	07/15/20	(36,440,000)	USD	(36,440,000)	(83,812)	(78,380)	5,432
Put - OTC - 5 Year CDS	0.750%	MSIP	CDX.NA.IG.34.V1	Sell	07/15/20	(36,045,000)	USD	(36,045,000)	(93,717)	(97,162)	(3,445)

Totals									$(400,331)	$(322,153)	$78,178

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
Receive	12M FEDRC	Annually	1.625%	Annually	11/14/26	USD	2,610,000	$(254,717)	$—	$(254,717)
Receive	3M LIBOR	Semi-Annually	0.836%	Quarterly	03/20/30	USD	2,545,000	(51,146)	—	(51,146)
Receive	3M LIBOR	Semi-Annually	1.716%	Quarterly	10/29/29	USD	830,000	(84,791)	—	(84,791)
Receive	3M LIBOR	Semi-Annually	1.721%	Quarterly	10/29/29	USD	1,610,000	(165,218)	—	(165,218)
Receive	3M LIBOR	Semi-Annually	1.727%	Quarterly	10/29/29	USD	2,675,000	(275,992)	—	(275,992)
Receive	3M LIBOR	Semi-Annually	1.766%	Quarterly	10/30/29	USD	1,210,000	(129,231)	—	(129,231)
Receive	3M LIBOR	Semi-Annually	1.769%	Quarterly	10/30/29	USD	1,340,000	(143,549)	—	(143,549)
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	03/21/23	USD	2,347,000	(113,486)	12,031	(125,517)
Receive	3M LIBOR	Semi-Annually	2.358%	Quarterly	04/09/24	USD	8,625,000	(682,200)	—	(682,200)
Receive	3M LIBOR	Semi-Annually	2.359%	Quarterly	04/09/24	USD	6,055,000	(479,153)	—	(479,153)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/20/47	USD	3,955,000	(1,835,135)	(89,207)	(1,745,928)

Totals								$(4,214,618)	$(77,176)	$(4,137,442)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.33.V2	1.000%	Quarterly	06/20/25	1.966%	USD	8,160,500	$(382,789)	$(912,918)	$530,129
CDX.NA.IG.34.V1	1.000%	Quarterly	06/20/25	0.759%	USD	1,320,000	15,428	19,309	(3,881)

Totals							$(367,361)	$(893,609)	$526,248

Centrally Cleared Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized (Depreciation)
Brazilian Government International Bond 4.250%, due 07/01/25	1.000%	Quarterly	06/20/25	2.535%	USD	325,000	$(22,975)	$(21,736)	$(1,239)
Republic of South Africa Government International Bond 5.500%, due 03/09/20	1.000%	Quarterly	06/20/25	3.075%	USD	330,000	(30,991)	(29,405)	(1,586)
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	06/20/25	1.106%	USD	300,000	(1,532)	(108)	(1,424)
Turkey Government International Bond 11.875%, due 05/01/30	1.000%	Quarterly	06/20/25	4.922%	USD	365,000	(61,058)	(58,859)	(2,199)

Totals							$(116,556)	$(110,108)	$(6,448)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	39.811%	USD	126,565	$11,390	$17,438	$(6,048)
CMBX.NA.AAA.12	(0.500%)	Monthly	08/17/61	GSI	0.541%	USD	2,660,000	8,584	48,646	(40,062)
CMBX.NA.AAA.12	(0.500%)	Monthly	08/17/61	GSI	0.541%	USD	640,000	2,065	1,535	530
PRIMEX.ARM.2 ( e)	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	207,233	—	(437)	437

Totals								$22,039	$67,182	$(45,143)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	39.811%	USD	126,566	$(11,391)	$(3,422)	$(7,969)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	40.054%	USD	270,000	(136,245)	(53,314)	(82,931)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	40.054%	USD	465,000	(234,643)	(86,601)	(148,042)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	40.054%	USD	465,000	(234,643)	(86,601)	(148,042)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	40.054%	USD	645,000	(325,473)	(135,820)	(189,653)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	40.054%	USD	530,000	(267,443)	(58,813)	(208,630)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	21.985%	USD	550,000	(258,801)	(156,166)	(102,635)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	21.985%	USD	241,000	(113,402)	(59,417)	(53,985)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	21.985%	USD	580,000	(272,917)	(181,510)	(91,407)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	21.985%	USD	1,289,000	(606,535)	(365,997)	(240,538)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	21.003%	USD	185,000	(57,889)	(26,509)	(31,380)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	21.003%	USD	170,000	(53,196)	(25,789)	(27,407)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	21.003%	USD	660,000	(206,524)	(74,951)	(131,573)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	21.003%	USD	90,000	(28,162)	(8,031)	(20,131)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	21.003%	USD	830,000	(259,719)	(124,759)	(134,960)
PRIMEX.ARM.2 (e)	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	207,233	—	6,063	(6,063)

Totals								$(3,066,983)	$(1,441,637)	$(1,625,346)

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust

Currencies

(ARS)—	Argentine Peso
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CDX.EM)—	Markit Emerging Market CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(FEDRC)—	U.S. Federal Funds Rate Compounded
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CDS)—	Credit Default Swap
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,832,384	$—	$—	$18,832,384
Air Freight & Logistics	2,151,115	—	—	2,151,115
Airlines	970,198	—	—	970,198
Banks	14,886,761	—	—	14,886,761
Beverages	11,506,976	—	—	11,506,976
Biotechnology	14,793,719	—	—	14,793,719
Building Products	3,106,470	—	—	3,106,470
Capital Markets	23,604,129	—	—	23,604,129
Chemicals	17,248,881	—	—	17,248,881
Communications Equipment	3,441,069	—	—	3,441,069
Construction & Engineering	1,747,966	—	—	1,747,966
Consumer Finance	3,427,688	—	—	3,427,688
Containers & Packaging	3,479,434	—	—	3,479,434
Diversified Consumer Services	212,414	—	—	212,414
Diversified Financial Services	5,469,665	—	—	5,469,665
Electric Utilities	20,867,560	—	—	20,867,560
Electrical Equipment	1,490,402	—	—	1,490,402
Electronic Equipment, Instruments & Components	3,023,255	—	—	3,023,255
Energy Equipment & Services	1,407,240	—	—	1,407,240
Entertainment	19,133,443	—	—	19,133,443
Equity Real Estate Investment Trusts	25,416,418	—	—	25,416,418
Food & Staples Retailing	2,040,033	—	—	2,040,033
Food Products	8,619,137	—	—	8,619,137
Health Care Equipment & Supplies	30,943,319	—	—	30,943,319
Health Care Providers & Services	19,395,132	—	—	19,395,132
Hotels, Restaurants & Leisure	21,938,410	—	—	21,938,410
Household Products	15,456,933	—	—	15,456,933
Industrial Conglomerates	4,658,653	—	—	4,658,653
Insurance	23,453,834	—	—	23,453,834
Interactive Media & Services	54,480,493	—	—	54,480,493
Internet & Direct Marketing Retail	43,180,342	—	—	43,180,342
IT Services	35,183,861	—	—	35,183,861
Life Sciences Tools & Services	6,358,225	—	—	6,358,225
Machinery	14,867,250	—	—	14,867,250
Media	17,891,856	—	—	17,891,856
Multi-Utilities	2,531,582	—	—	2,531,582
Oil, Gas & Consumable Fuels	21,768,781	—	0	21,768,781
Pharmaceuticals	40,288,543	—	—	40,288,543
Professional Services	6,807,078	—	—	6,807,078
Road & Rail	6,580,722	—	—	6,580,722
Semiconductors & Semiconductor Equipment	33,891,709	—	—	33,891,709

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$68,938,192	$—	$—	$68,938,192
Specialty Retail	10,058,255	—	—	10,058,255
Technology Hardware, Storage & Peripherals	37,122,778	—	—	37,122,778
Textiles, Apparel & Luxury Goods	10,161,694	—	—	10,161,694
Trading Companies & Distributors	829,786	—	—	829,786
Wireless Telecommunication Services	2,016,656	—	—	2,016,656
Total Common Stocks	735,680,441	—	0	735,680,441
Total U.S. Treasury & Government Agencies*	—	245,954,291	—	245,954,291
Corporate Bonds & Notes
Advertising	—	32,985	—	32,985
Aerospace/Defense	—	3,363,388	—	3,363,388
Agriculture	—	3,920,586	—	3,920,586
Apparel	—	162,325	—	162,325
Auto Manufacturers	—	391,132	—	391,132
Auto Parts & Equipment	—	27,945	—	27,945
Banks	—	29,923,810	0	29,923,810
Beverages	—	7,197,062	—	7,197,062
Biotechnology	—	2,286,904	—	2,286,904
Building Materials	—	938,295	—	938,295
Chemicals	—	2,878,036	—	2,878,036
Commercial Services	—	4,073,047	—	4,073,047
Computers	—	4,867,048	—	4,867,048
Distribution/Wholesale	—	51,063	—	51,063
Diversified Financial Services	—	4,530,787	—	4,530,787
Electric	—	15,856,597	—	15,856,597
Electronics	—	827,794	—	827,794
Engineering & Construction	—	744,950	—	744,950
Entertainment	—	55,553	—	55,553
Environmental Control	—	1,333,000	—	1,333,000
Food	—	2,796,507	—	2,796,507
Food Service	—	190,000	—	190,000
Forest Products & Paper	—	962,350	—	962,350
Gas	—	1,687,091	—	1,687,091
Healthcare-Products	—	2,939,534	—	2,939,534
Healthcare-Services	—	4,084,940	—	4,084,940
Home Builders	—	1,528,455	—	1,528,455
Insurance	—	4,830,946	—	4,830,946
Internet	—	4,811,130	—	4,811,130
Iron/Steel	—	826,813	—	826,813
Lodging	—	1,109,014	—	1,109,014
Machinery-Construction & Mining	—	30,911	—	30,911
Machinery-Diversified	—	2,243,280	—	2,243,280
Media	—	11,422,326	—	11,422,326
Mining	—	1,366,197	—	1,366,197
Miscellaneous Manufacturing	—	688,327	—	688,327
Multi-National	—	456,736	—	456,736
Office/Business Equipment	—	61,144	—	61,144
Oil & Gas	—	5,062,260	—	5,062,260
Oil & Gas Services	—	213,391	—	213,391
Packaging & Containers	—	1,327,858	—	1,327,858
Pharmaceuticals	—	8,886,599	—	8,886,599
Pipelines	—	5,269,838	—	5,269,838
Real Estate Investment Trusts	—	3,760,308	—	3,760,308
Retail	—	2,881,788	—	2,881,788
Semiconductors	—	6,169,154	—	6,169,154
Software	—	6,354,994	—	6,354,994
Telecommunications	—	14,066,308	—	14,066,308
Transportation	—	2,299,779	—	2,299,779

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trucking & Leasing	$—	$939,433	$—	$939,433
Water	—	427,903	—	427,903
Total Corporate Bonds & Notes	—	183,157,621	0	183,157,621
Total Mortgage-Backed Securities*	—	62,974,405	—	62,974,405
Total Asset-Backed Securities*	—	50,954,617	—	50,954,617
Floating Rate Loans
Advertising	—	241,117	—	241,117
Aerospace/Defense	—	133,444	—	133,444
Airlines	—	80,761	—	80,761
Auto Manufacturers	—	92,863	—	92,863
Auto Parts & Equipment	—	367,518	—	367,518
Building Materials	—	213,908	—	213,908
Commercial Services	—	1,451,550	—	1,451,550
Computers	—	293,406	—	293,406
Cosmetics/Personal Care	—	162,495	—	162,495
Distribution/Wholesale	—	63,741	—	63,741
Diversified Financial Services	—	491,656	—	491,656
Engineering & Construction	—	225,746	—	225,746
Entertainment	—	649,880	—	649,880
Food	—	314,195	—	314,195
Food Service	—	94,264	—	94,264
Gas	—	144,231	—	144,231
Healthcare-Products	—	81,109	—	81,109
Healthcare-Services	—	250,728	—	250,728
Insurance	—	677,340	—	677,340
Leisure Time	—	120,000	—	120,000
Lodging	—	341,845	—	341,845
Machinery-Construction & Mining	—	95,422	—	95,422
Machinery-Diversified	—	591,726	—	591,726
Media	—	642,379	—	642,379
Miscellaneous Manufacturing	—	98,627	—	98,627
Oil & Gas	—	96,153	0	96,153
Packaging & Containers	—	513,355	—	513,355
Personal Products	—	167,149	—	167,149
Pharmaceuticals	—	652,517	—	652,517
Real Estate Investment Trusts	—	182,750	—	182,750
Retail	—	361,627	—	361,627
Semiconductors	—	55,229	—	55,229
Software	—	802,586	—	802,586
Telecommunications	—	382,416	—	382,416
Total Floating Rate Loans	—	11,133,733	0	11,133,733
Total Foreign Government*	—	10,604,590	—	10,604,590
Total Municipals*	—	8,502,124	—	8,502,124
Total Short-Term Investments*	—	55,743,574	—	55,743,574
Securities Lending Reinvestments
Certificates of Deposit	—	6,499,837	—	6,499,837
Commercial Paper	—	499,681	—	499,681
Repurchase Agreements	—	29,765,629	—	29,765,629
Mutual Funds	54,700,000	—	—	54,700,000
Total Securities Lending Reinvestments	54,700,000	36,765,147	—	91,465,147
Total Purchased Options at Value	$—	$1,043	$—	$1,043
Total Investments	$790,380,441	$665,791,145	$0	$1,456,171,586

Collateral for Securities Loaned (Liability)	$—	$(91,464,941)	$—	$(91,464,941)
TBA Forward Sales Commitments	$—	$(12,295,434)	$—	$(12,295,434)

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$188,702	$—	$188,702
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(402)	—	(402)
Total Forward Contracts	$—	$188,300	$—	$188,300
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$271,914	$—	$—	$271,914
Futures Contracts (Unrealized Depreciation)	(117,093)	—	—	(117,093)
Total Futures Contracts	$154,821	$—	$—	$154,821
Total Written Options at Value	$—	$(322,153)	$—	$(322,153)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$530,129	$—	$530,129
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(4,147,771)	—	(4,147,771)
Total Centrally Cleared Swap Contracts	$—	$(3,617,642)	$—	$(3,617,642)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$22,039	$0	$22,039
OTC Swap Contracts at Value (Liabilities)	—	(3,066,983)	—	(3,066,983)
Total OTC Swap Contracts	$—	$(3,044,944)	$0	$(3,044,944)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

Transfers from Level 3 to Level 2 in the amount of $246,663 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,456,171,586
Cash	109,747
Cash denominated in foreign currencies (c)	7,043
OTC swap contracts at market value (d)	22,039
Unrealized appreciation on forward foreign currency exchange contracts	188,702
Receivable for:
Investments sold	5,322,883
TBA securities sold (e)	108,735,170
Premiums on written options	196,273
Fund shares sold	651,711
Principal paydowns	61,283
Dividends and interest	3,171,800
Interest on OTC swap contracts	4,988
Variation margin on centrally cleared swap contracts	84,143

Total Assets	1,574,727,368
Liabilities
Written options at value (f)	322,153
TBA Forward sales commitments, at value	12,295,434
OTC swap contracts at market value (g)	3,066,983
Unrealized depreciation on forward foreign currency exchange contracts	402
Collateral for securities loaned	91,464,941
Payables for:
Investments purchased	8,769,203
TBA securities purchased	227,474,392
Fund shares redeemed	270,876
Variation margin on futures contracts	92,919
Premium on purchased options	265,662
Interest on OTC swap contracts	394
Accrued Expenses:
Management fees	433,730
Distribution and service fees	15,499
Deferred trustees’ fees	138,011
Other expenses	396,805

Total Liabilities	345,007,404

Net Assets	$1,229,719,964

Net Assets Consist of:
Paid in surplus	$1,055,178,620
Distributable earnings (Accumulated losses)	174,541,344

Net Assets	$1,229,719,964

Net Assets
Class A	$1,142,969,907
Class B	59,312,793
Class E	27,437,264
Capital Shares Outstanding*
Class A	60,268,396
Class B	3,148,536
Class E	1,449,933
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.96
Class B	18.84
Class E	18.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,336,338,039.
(b)	Includes securities loaned at value of $93,226,292.
(c)	Identified cost of cash denominated in foreign currencies was $7,078.
(d)	Net premium paid on OTC swap contracts was $73,245.
(e)	Included within TBA securities sold is $12,433,323 related to TBA forward sale commitments.
(f)	Premiums received on written options were $400,331.
(g)	Net premium received on OTC swap contracts was $1,447,700.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$5,894,033
Interest (b)	7,544,293
Securities lending income	167,936

Total investment income	13,606,262
Expenses
Management fees	2,759,845
Administration fees	31,497
Custodian and accounting fees	204,264
Distribution and service fees—Class B	73,345
Distribution and service fees—Class E	20,271
Audit and tax services	53,182
Legal	23,676
Trustees’ fees and expenses	13,816
Shareholder reporting	102,100
Insurance	4,351
Miscellaneous	8,954

Total expenses	3,295,301
Less management fee waiver	(169,722)
Less broker commission recapture	(3,166)

Net expenses	3,122,413

Net Investment Income	10,483,849

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	51,987,776
Purchased options	271,396
Futures contracts	1,664,203
Written options	1,530,593
Swap contracts	(4,550,546)
Foreign currency transactions	(8,185)
Forward foreign currency transactions	1,178,706

Net realized gain	52,073,943

Net change in unrealized appreciation (depreciation) on:
Investments	(48,131,682)
Purchased options	(29,342)
Futures contracts	368,894
Written options	78,178
Swap contracts	(4,816,404)
Foreign currency transactions	(28,773)
Forward foreign currency transactions	328,760

Net change in unrealized depreciation	(52,230,369)

Net realized and unrealized loss	(156,426)

Net Increase in Net Assets From Operations	$10,327,423

(a)	Net of foreign withholding taxes of $24,522.
(b)	Net of foreign withholding taxes of $3,501.
(c)	Net of foreign capital gains tax of $11,269.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,483,849	$22,868,088
Net realized gain	52,073,943	59,271,296
Net change in unrealized appreciation (depreciation)	(52,230,369)	169,391,821

Increase in net assets from operations	10,327,423	251,531,205

From Distributions to Shareholders
Class A	(76,140,033)	(93,294,606)
Class B	(3,862,617)	(4,898,789)
Class E	(1,804,118)	(2,291,042)

Total distributions	(81,806,768)	(100,484,437)

Increase (decrease) in net assets from capital share transactions	28,966,802	(14,039,222)

Total increase (decrease) in net assets	(42,512,543)	137,007,546

Net Assets
Beginning of period	1,272,232,507	1,135,224,961

End of period	$1,229,719,964	$1,272,232,507

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	537,896	$10,251,780	909,024	$17,469,354
Reinvestments	4,054,315	76,140,033	5,062,106	93,294,606
Redemptions	(2,927,558)	(56,341,702)	(6,331,585)	(121,912,801)

Net increase (decrease)	1,664,653	$30,050,111	(360,455)	$(11,148,841)

Class B
Sales	71,718	$1,342,673	200,673	$3,816,911
Reinvestments	207,111	3,862,617	267,547	4,898,789
Redemptions	(332,090)	(6,333,431)	(501,459)	(9,571,926)

Net decrease	(53,261)	$(1,128,141)	(33,239)	$(856,226)

Class E
Sales	10,066	$194,389	38,949	$761,121
Reinvestments	96,271	1,804,118	124,581	2,291,042
Redemptions	(102,668)	(1,953,675)	(266,250)	(5,086,318)

Net increase (decrease)	3,669	$44,832	(102,720)	$(2,034,155)

Increase (decrease) derived from capital shares transactions		$28,966,802		$(14,039,222)

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$20.12		$17.82	$20.38	$18.49	$18.66		$22.29

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.36	0.37	0.35	0.37	(b)	0.38
Net realized and unrealized gain (loss)	0.03		3.58	(1.02)	2.40	0.88		0.24

Total income (loss) from investment operations	0.20		3.94	(0.65)	2.75	1.25		0.62

Less Distributions
Distributions from net investment income	(0.46)		(0.44)	(0.36)	(0.38)	(0.53)		(0.45)
Distributions from net realized capital gains	(0.90)		(1.20)	(1.55)	(0.48)	(0.89)		(3.80)

Total distributions	(1.36)		(1.64)	(1.91)	(0.86)	(1.42)		(4.25)

Net Asset Value, End of Period	$18.96		$20.12	$17.82	$20.38	$18.49		$18.66

Total Return (%) (c)	1.10	(d)	22.99	(3.76)	15.14	6.99		2.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(e)	0.53	0.53	0.54	0.55		0.54
Net ratio of expenses to average net assets (%) (f)(g)	0.51	(e)	0.50	0.50	0.51	0.52		0.51
Ratio of net investment income to average net assets (%)	1.77	(e)	1.88	1.89	1.78	2.02	(b)	1.87
Portfolio turnover rate (%)	176	(d)(h)	322 (h)	341 (h)	342 (h)	405	(h)	299 (h)
Net assets, end of period (in millions)	$1,143.0		$1,179.3	$1,050.5	$1,195.7	$1,135.6		$1,168.2

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$19.97		$17.69	$20.24	$18.37	$18.54		$22.17

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.31	0.32	0.30	0.32	(b)	0.33
Net realized and unrealized gain (loss)	0.03		3.56	(1.01)	2.38	0.88		0.23

Total income (loss) from investment operations	0.18		3.87	(0.69)	2.68	1.20		0.56

Less Distributions
Distributions from net investment income	(0.41)		(0.39)	(0.31)	(0.33)	(0.48)		(0.39)
Distributions from net realized capital gains	(0.90)		(1.20)	(1.55)	(0.48)	(0.89)		(3.80)

Total distributions	(1.31)		(1.59)	(1.86)	(0.81)	(1.37)		(4.19)

Net Asset Value, End of Period	$18.84		$19.97	$17.69	$20.24	$18.37		$18.54

Total Return (%) (c)	0.94	(d)	22.72	(4.01)	14.85	6.74		2.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.78	0.78	0.79	0.80		0.79
Net ratio of expenses to average net assets (%) (f)(g)	0.76	(e)	0.75	0.75	0.76	0.77		0.76
Ratio of net investment income to average net assets (%)	1.52	(e)	1.63	1.64	1.53	1.77	(b)	1.62
Portfolio turnover rate (%)	176	(d)(h)	322 (h)	341 (h)	342 (h)	405	(h)	299 (h)
Net assets, end of period (in millions)	$59.3		$63.9	$57.2	$68.8	$66.4		$66.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$20.07		$17.77	$20.33	$18.44	$18.61		$22.24

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.33	0.34	0.32	0.34	(b)	0.35
Net realized and unrealized gain (loss)	0.02		3.58	(1.02)	2.40	0.87		0.23

Total income (loss) from investment operations	0.18		3.91	(0.68)	2.72	1.21		0.58

Less Distributions
Distributions from net investment income	(0.43)		(0.41)	(0.33)	(0.35)	(0.49)		(0.41)
Distributions from net realized capital gains	(0.90)		(1.20)	(1.55)	(0.48)	(0.89)		(3.80)

Total distributions	(1.33)		(1.61)	(1.88)	(0.83)	(1.38)		(4.21)

Net Asset Value, End of Period	$18.92		$20.07	$17.77	$20.33	$18.44		$18.61

Total Return (%) (c)	0.99	(d)	22.85	(3.88)	14.95	6.83		2.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(e)	0.68	0.68	0.69	0.70		0.69
Net ratio of expenses to average net assets (%) (f)(g)	0.66	(e)	0.65	0.65	0.66	0.67		0.66
Ratio of net investment income to average net assets (%)	1.62	(e)	1.73	1.74	1.63	1.87	(b)	1.72
Portfolio turnover rate (%)	176	(d)(h)	322 (h)	341 (h)	342 (h)	405	(h)	299 (h)
Net assets, end of period (in millions)	$27.4		$29.0	$27.5	$32.6	$30.9		$32.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2020 and for each of the years ended December 31, 2019 through 2015. (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 40%, 60%, 62%, 74%, 58% and 71% for the six months ended June 30, 2020 and years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2020, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio

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foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $54,700,311. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,765,629. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

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Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(73,164,269)	$—	$—	$—	$(73,164,269)
Corporate Bonds & Notes	(17,493,624)	—	—	—	(17,493,624)
Foreign Government	(807,048)	—	—	—	(807,048)
Total Borrowings	$(91,464,941)	$—	$—	$—	$(91,464,941)
Gross amount of recognized liabilities for securities lending transactions					$(91,464,941)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the

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contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements

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to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap

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agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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Spreadlock Swap Contracts - The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$1,043
			Unrealized depreciation on centrally cleared swap contracts (b) (c)	$4,137,442
	Unrealized appreciation on futures contracts (c) (d)	271,914	Unrealized depreciation on futures contracts (c) (d)	117,093
Credit	OTC swap contracts at market value (e)	22,039	OTC swap contracts at market value (e)	3,066,983
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	530,129	Unrealized depreciation on centrally cleared swap contracts (b) (c)	10,329
			Written options at value	322,153
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	188,702	Unrealized depreciation on forward foreign currency exchange contracts	402

Total		$1,013,827		$7,654,402

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $4,988 and OTC swap interest payable of $394.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$19,042	$—	$—	$19,042
BNP Paribas S.A.	7,626	—	—	7,626
Citibank N.A.	2,425	(237)	—	2,188
Deutsche Bank AG	3,596	(3,596)	—	—
Goldman Sachs International	88,381	(88,381)	—	—
HSBC Bank USA	25,708	—	—	25,708
JPMorgan Chase Bank N.A.	22,915	—	—	22,915
Morgan Stanley & Co. International plc	28,043	(28,043)	—	—
NatWest Markets plc	459	—	—	459
Standard Chartered Bank	2,221	—	—	2,221
State Street Bank and Trust	11,368	—	—	11,368

	$211,784	$(120,257)	$—	$91,527

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$11,391	$—	$—	$11,391
Citibank N.A.	237	(237)	—	—
Credit Suisse International	1,247,694	—	(1,247,694)	—
Deutsche Bank AG	53,196	(3,596)	(49,600)	—
Goldman Sachs International	1,024,490	(88,381)	(936,109)	—
Morgan Stanley & Co. International plc	1,052,530	(28,043)	(1,024,487)	—

	$3,389,538	$(120,257)	$(3,257,890)	$11,391

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$271,396	$—	$—	$—	$271,396
Forward foreign currency transactions	—	—	—	1,178,706	1,178,706
Futures contracts	1,688,297	—	(24,094)	—	1,664,203
Swap contracts	(1,943,285)	(2,607,261)	—	—	(4,550,546)
Written options	—	1,530,593	—	—	1,530,593

	$16,408	$(1,076,668)	$(24,094)	$1,178,706	$94,352

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)		Interest Rate	Credit	Foreign Exchange	Total
Purchased options		$(29,342)	$—	$—	$(29,342)
Forward foreign currency transactions		—	—	328,760	328,760
Futures contracts		368,894	—	—	368,894
Swap contracts		(2,906,051)	(1,910,353)	—	(4,816,404)
Written options		—	78,178	—	78,178

		$(2,566,499)	$(1,832,175)	$328,760	$(4,069,914)

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$4,412,000
Forward foreign currency transactions	29,529,095
Futures contracts long	80,457,843
Futures contracts short	(11,423,360)
Swap contracts	63,719,951
Written options	(113,000,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

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In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded

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futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,848,650,057	$418,854,561	$1,931,953,889	$424,741,417

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2020 were as follows:

Purchases	Sales
$1,804,580,176	$1,837,288,525

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $920,386 in purchases and $3,702,092 in sales of investments, which are included above, and resulted in net realized gains of $1,134,075.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$2,759,845	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 29, 2019 to April 29, 2020. There were no fees waived during the six months ended June 30, 2020.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $169,722 was waived in the aggregate for the six months ended June 30, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

“compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,324,202,854

Gross unrealized appreciation	172,502,314
Gross unrealized depreciation	(60,560,630)

Net unrealized appreciation (depreciation)	$111,941,684

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$28,177,691	$42,747,765	$72,306,746	$73,878,326	$100,484,437	$116,626,091

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$42,371,189	$38,927,253	$164,865,567	$—	$246,164,009

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned -6.90%, -7.06%, and -7.02%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned -2.81%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2020, U.S. equities ended the quarter sharply lower after achieving record highs in February, as the coronavirus (“COVID-19”) spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of coronavirus at the end of March, surpassing all other countries. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. At the end of March, the Index surged to its best weekly gain in 11 years, with emergency stimulus from the U.S. Federal Reserve (the “Fed”) and the U.S. government bolstering the market. The Fed introduced a massive package of policy measures to support financial markets and the economy, including a sharp reduction in interest rates to a range of 0% - 0.25%, open-ended asset purchases, and measures to improve liquidity and the flow of credit. President Trump signed into law the largest economic stimulus plan in U.S. history, which extends roughly $2 trillion in aid to consumers, businesses, states, and local governments. Lawmakers also discussed additional large-scale spending measures to stabilize the economy. On the political front, Joe Biden became the overwhelming favorite to win the Democratic nomination for president after a string of victories in primary elections.

In the second quarter, U.S. equities ended the period higher. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. There were also a host of other themes that supported equities, including corporate commentary that indicated some stabilization in April, promising developments on a potential coronavirus vaccine, optimism about the U.S. economic reopening, declining infections in several key hotspots, and aggressive risk positioning by hedge funds and retail investors. Risk sentiment eased at the end of the quarter on concerns about a sharp rise in infections in some Southern and Western states, the rapid speed of the market’s rebound, and cautious economic-outlook comments from the Fed. Tensions between the U.S. and China reignited in May; China was widely criticized for its plans to impose a national security law on Hong Kong and was blamed for mishandling the coronavirus outbreak. Several large national polls showed that Democratic presidential candidate Joe Biden extended his lead over President Donald Trump ahead of November’s election, with support for the president slipping amid pandemic uncertainty and widespread protests spurred by the death of George Floyd. Democratic and Republican lawmakers, who have been sharply divided on the size and scope of the next coronavirus relief package, prepared for contentious negotiations in July on another fiscal stimulus bill.

Within the S&P 500 Index, 9 of the 11 sectors declined for the six months ended June 30, 2020. Energy (-35.3%) and Financials (-23.6%) were the worst performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Index, for the six-month period ended June 30, 2020. Sector allocation, a result of the bottom-up stock selection process, detracted from relative performance due to the Portfolio’s underweight allocations to Information Technology and Communication Services and an overweight allocation to Industrials. Weak stock selection also detracted from performance as poor selection in Consumer Discretionary, Health Care, and Information Technology more than offset stronger security selection in Financials, Industrials, and Real Estate.

The Portfolio’s overweight positions in PNC Financial Services (Financials), American Express (Financials), and an out-of-benchmark holding in Diageo (Consumer Staples) were among the top relative detractors during the period. Not holding benchmark constituents Amazon (Consumer Discretionary) and Apple (Information Technology) also significantly detracted from relative results. PNC provides regional banking, wholesale banking, and asset management services. The share price declined over the period as rate cuts by the Fed in response to COVID-19 put pressure on net interest margins. In mid-March, the bank suspended its stock repurchase program to maintain strong capital levels and liquidity. American Express is a global payment and travel company. The stock fell over the period despite reporting fourth-quarter earnings in line with consensus. The company experienced softness in consumer spending volumes during the period adding uncertainty to future expectations as COVID-19 impacted the global economy. Diageo produces, distills, and markets alcoholic beverages. Management downgraded guidance in February, estimating a negative impact on net sales for the year of 225-325 million British pounds (GBP), and later withdrew guidance entirely, citing uncertainty around the duration and severity of lockdowns across its markets. At the end of the period, the Portfolio continued to hold positions in PNC, American Express, and Diageo.

The Portfolio’s overweight positions in Danaher (Health Care), American Tower (Real Estate) and Colgate-Palmolive (Consumer Staples) coupled with the decision not to hold benchmark constituents JPMorgan Chase (Financials) and Wells Fargo (Financials) benefitted relative performance. Danaher’s share price rose after Cepheid, an operating company within Danaher’s Diagnostics platform, announced it had received Emergency Use Authorization from the U.S. Food & Drug Administration for its test for qualitative detection of SARS-CoV-2, the virus causing COVID-19. Later in the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

period, Danaher reported first-quarter results above consensus estimates, with 8% organic growth in Diagnostics due in part to the Cepheid business. At the end of the period, the Portfolio continued to hold positions in Danaher, American Tower, and Colgate-Palmolive.

At the end of the period, the Portfolio was overweight Industrials, Consumer Staples, and Health Care, and underweight Information Technology, Communication Services, and Utilities.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	-6.90	0.80	9.97	11.92
Class B	-7.06	0.53	9.69	11.64
Class E	-7.02	0.60	9.80	11.75
Russell 1000 Index	-2.81	7.48	10.47	13.97

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
UnitedHealth Group, Inc.	4.0
McDonald’s Corp.	3.8
Microsoft Corp.	3.6
Coca-Cola Co. (The)	3.5
Johnson & Johnson	3.2
Procter & Gamble Co. (The)	3.2
Colgate-Palmolive Co.	3.2
NIKE, Inc. - Class B	3.2
Union Pacific Corp.	3.0
Medtronic plc	2.9

Top Sectors

% of Net Assets
Industrials	19.7
Health Care	19.1
Consumer Staples	16.3
Consumer Discretionary	12.2
Information Technology	10.2
Financials	9.8
Materials	5.4
Real Estate	3.8
Communication Services	1.0

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.58%	$1,000.00	$931.00	$2.78
	Hypothetical*	0.58%	$1,000.00	$1,021.98	$2.92

Class B (a)	Actual	0.83%	$1,000.00	$929.40	$3.98
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

Class E (a)	Actual	0.73%	$1,000.00	$929.80	$3.50
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.9%
General Dynamics Corp.	542,958	$81,150,503
Lockheed Martin Corp.	171,344	62,526,852
Northrop Grumman Corp.	192,182	59,084,434
Raytheon Technologies Corp.	509,071	31,368,955

		234,130,744

Air Freight & Logistics—2.1%
United Parcel Service, Inc. - Class B (a)	643,750	71,572,125

Banks—1.7%
PNC Financial Services Group, Inc. (The)	564,263	59,366,110

Beverages—8.5%
Coca-Cola Co. (The)	2,640,821	117,991,882
Diageo plc	2,469,841	81,983,785
PepsiCo, Inc.	671,726	88,842,481

		288,818,148

Biotechnology—1.7%
Amgen, Inc.	246,642	58,172,982

Chemicals—5.4%
Ecolab, Inc.	464,980	92,507,771
Linde plc (a)	433,045	91,853,175

		184,360,946

Consumer Finance—2.8%
American Express Co. (a)	1,014,224	96,554,125

Equity Real Estate Investment Trusts—3.8%
American Tower Corp.	256,701	66,367,477
Public Storage (a)	333,279	63,952,907

		130,320,384

Food & Staples Retailing—1.4%
Costco Wholesale Corp.	158,168	47,958,119

Health Care Equipment & Supplies—7.4%
Baxter International, Inc. (a)	802,719	69,114,106
Danaher Corp.	461,921	81,681,491
Medtronic plc	1,093,359	100,261,020

		251,056,617

Health Care Providers & Services—4.0%
UnitedHealth Group, Inc.	459,363	135,489,117

Hotels, Restaurants & Leisure—3.9%
McDonald’s Corp. (a)	710,421	131,051,362

Household Products—6.4%
Colgate-Palmolive Co. (a)	1,485,011	108,791,906
Procter & Gamble Co. (The)	919,525	109,947,604

		218,739,510

Industrial Conglomerates—3.6%
3M Co. (a)	340,389	53,097,280
Honeywell International, Inc.	485,634	70,217,820

		123,315,100

Insurance—5.2%
Chubb, Ltd.	670,228	84,864,270
Marsh & McLennan Cos., Inc.	869,871	93,398,049

		178,262,319

IT Services—6.5%
Accenture plc - Class A (a)	377,001	80,949,655
Automatic Data Processing, Inc.	375,015	55,835,983
Visa, Inc. - A Shares (a)	440,973	85,182,755

		221,968,393

Machinery—1.7%
Deere & Co.	357,079	56,114,965

Media—1.0%
Comcast Corp. - Class A (a)	869,107	33,877,791

Pharmaceuticals—6.0%
Johnson & Johnson	785,637	110,484,132
Merck & Co., Inc.	1,215,577	94,000,569

		204,484,701

Road & Rail—5.5%
Canadian National Railway Co. (a)	951,121	84,147,866
Union Pacific Corp. (a)	610,825	103,272,183

		187,420,049

Software—3.6%
Microsoft Corp.	610,439	124,230,441

Specialty Retail—5.2%
Home Depot, Inc. (The)	318,709	79,839,791
TJX Cos., Inc. (The)	1,914,128	96,778,312

		176,618,103

Textiles, Apparel & Luxury Goods—3.2%
NIKE, Inc. - Class B (a)	1,099,357	107,791,954

Total Common Stocks (Cost $2,634,991,433)		3,321,674,105

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (c) (d) (Cost $0)	5,844,000	0

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Short-Term Investment—2.4%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $80,342,194; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $81,949,125.	$80,342,194	$80,342,194

Total Short-Term Investments (Cost $80,342,194)		80,342,194

Securities Lending Reinvestments (e)—5.0%

Certificates of Deposit—2.1%
Bank of Montreal (Chicago) 0.295%, 1M LIBOR + 0.110%, 11/13/20 (f)	5,000,000	4,999,285
Bank of Nova Scotia
0.395%, 1M LIBOR + 0.220%, 01/08/21 (f)	3,000,000	3,000,135
1.820%, 10/06/20	2,007,794	2,007,814
BNP Paribas S.A. New York
0.301%, 1M LIBOR + 0.110%, 02/12/21 (f)	3,000,000	2,998,329
0.308%, 1M LIBOR + 0.120%, 02/11/21 (f)	3,000,000	2,998,524
Credit Suisse AG 0.540%, SOFR + 0.460%, 11/03/20 (f)	5,000,000	5,002,450
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (f)	5,000,000	4,987,570
0.300%, SOFR + 0.210%, 02/22/21 (f)	5,000,000	4,987,900
National Australia Bank, Ltd. 1.790%, 07/14/20	3,000,000	3,001,860
Natixis S.A. (New York) 0.950%, 09/09/20	1,000,000	1,001,240
Rabobank International London 0.387%, 1M LIBOR + 0.210%, 01/08/21 (f)	1,500,000	1,496,235
Royal Bank of Canada New York
0.260%, FEDEFF PRV + 0.180%, 02/12/21 (f)	5,000,000	4,986,485
0.370%, SOFR + 0.290%, 07/16/20 (f)	5,000,000	4,999,820
Standard Chartered Bank 0.240%, FEDEFF PRV + 0.160%, 08/07/20 (f)	5,000,000	4,997,785
Sumitomo Mitsui Banking Corp. 0.398%, 1M LIBOR + 0.220%, 08/03/20 (f)	1,000,056	1,000,104
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/18/20	1,982,958	1,999,280
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (f)	5,000,000	5,000,510
Toronto-Dominion Bank
0.430%, FEDEFF PRV + 0.350%, 07/31/20 (f)	1,000,000	1,000,077
0.504%, 3M LIBOR + 0.070%, 02/16/21 (f)	6,000,000	6,018,965
UBS AG 0.411%, 3M LIBOR + 0.080%, 12/04/20 (f)	5,000,000	4,998,150

		71,482,518

Commercial Paper—0.1%
LMA S.A. & LMA Americas 0.950%, 10/06/20	1,988,706	1,998,268
Svenska Handelsbanken AB 0.277%, 1M LIBOR + 0.100%, 11/10/20 (f)	2,000,000	1,999,908

		3,998,176

Repurchase Agreements—1.6%
BMO Capital Markets Repurchase Agreement dated 06/30/20 at 0.280%, due on 07/01/20 with a maturity value of $10,000,078; collateralized by various Common Stock with an aggregate market value of $11,000,086.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $15,006,271; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $16,358,500.	15,000,000	15,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $1,500,627; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $1,500,009; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $1,530,008.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $3,700,034; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $4,111,454.	3,700,000	3,700,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $9,358,512; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $9,545,669.	9,358,499	9,358,499
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $7,000,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $7,742,761.	7,000,000	7,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $3,000,019; collateralized by various Common Stock with an aggregate market value of $3,333,880.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $2,000,101; collateralized by various Common Stock with an aggregate market value of $2,222,670.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,000,012; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,222,435.	2,000,000	2,000,000

		55,058,499

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposit—0.2%
Shinkin Central Bank 0.420%, 09/04/20	5,000,000	$5,000,000

Mutual Funds—1.0%
Fidelity Government Portfolio, Institutional Class 0.100% (g)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (g)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (g)	4,000,000	4,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (g)	5,000,000	5,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (g)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (g)	5,000,000	5,000,000

		35,000,000

Total Securities Lending Reinvestments (Cost $170,549,255)		170,539,193

Total Investments—104.9% (Cost $2,885,882,882)		3,572,555,492
Other assets and liabilities (net)—(4.9)%		(165,949,307)

Net Assets—100.0%		$3,406,606,185

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $158,186,289 and the collateral received consisted of cash in the amount of $170,538,012. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent less than 0.05% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$234,130,744	$—	$—	$234,130,744
Air Freight & Logistics	71,572,125	—	—	71,572,125
Banks	59,366,110	—	—	59,366,110
Beverages	206,834,363	81,983,785	—	288,818,148
Biotechnology	58,172,982	—	—	58,172,982
Chemicals	184,360,946	—	—	184,360,946
Consumer Finance	96,554,125	—	—	96,554,125
Equity Real Estate Investment Trusts	130,320,384	—	—	130,320,384
Food & Staples Retailing	47,958,119	—	—	47,958,119
Health Care Equipment & Supplies	251,056,617	—	—	251,056,617
Health Care Providers & Services	135,489,117	—	—	135,489,117
Hotels, Restaurants & Leisure	131,051,362	—	—	131,051,362
Household Products	218,739,510	—	—	218,739,510
Industrial Conglomerates	123,315,100	—	—	123,315,100
Insurance	178,262,319	—	—	178,262,319
IT Services	221,968,393	—	—	221,968,393
Machinery	56,114,965	—	—	56,114,965
Media	33,877,791	—	—	33,877,791
Pharmaceuticals	204,484,701	—	—	204,484,701
Road & Rail	187,420,049	—	—	187,420,049
Software	124,230,441	—	—	124,230,441
Specialty Retail	176,618,103	—	—	176,618,103
Textiles, Apparel & Luxury Goods	107,791,954	—	—	107,791,954
Total Common Stocks	3,239,690,320	81,983,785	—	3,321,674,105
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	80,342,194	—	80,342,194
Securities Lending Reinvestments
Certificates of Deposit	—	71,482,518	—	71,482,518
Commercial Paper	—	3,998,176	—	3,998,176
Repurchase Agreements	—	55,058,499	—	55,058,499
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	35,000,000	—	—	35,000,000
Total Securities Lending Reinvestments	35,000,000	135,539,193	—	170,539,193
Total Investments	$3,274,690,320	$297,865,172	$0	$3,572,555,492

Collateral for Securities Loaned (Liability)	$—	$(170,538,012)	$—	$(170,538,012)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$3,572,555,492
Cash denominated in foreign currencies (c)	342,413
Receivable for:
Fund shares sold	1,728,660
Dividends	5,611,642

Total Assets	3,580,238,207
Liabilities
Collateral for securities loaned	170,538,012
Payables for:
Fund shares redeemed	835,222
Accrued Expenses:
Management fees	1,573,067
Distribution and service fees	202,285
Deferred trustees’ fees	210,725
Other expenses	272,711

Total Liabilities	173,632,022

Net Assets	$3,406,606,185

Net Assets Consist of:
Paid in surplus	$2,610,608,384
Distributable earnings (Accumulated losses)	795,997,801

Net Assets	$3,406,606,185

Net Assets
Class A	$2,175,896,716
Class B	602,875,429
Class E	627,834,040
Capital Shares Outstanding*
Class A	75,696,557
Class B	21,300,331
Class E	22,095,722
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.74
Class B	28.30
Class E	28.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $158,186,289.
(b)	Identified cost of investments was $2,885,882,882.
(c)	Identified cost of cash denominated in foreign currencies was $339,872.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$36,770,261
Interest	113,391
Securities lending income	505,220

Total investment income	37,388,872
Expenses
Management fees	12,211,428
Administration fees	66,383
Custodian and accounting fees	94,776
Distribution and service fees—Class B	762,808
Distribution and service fees—Class E	480,135
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	113,123
Insurance	13,346
Miscellaneous	15,131

Total expenses	13,816,925
Less management fee waiver	(2,559,037)
Less broker commission recapture	(5,169)

Net expenses	11,252,719

Net Investment Income	26,136,153

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	91,447,207
Foreign currency transactions	(46,815)

Net realized gain	91,400,392

Net change in unrealized appreciation (depreciation) on:
Investments	(381,591,587)
Foreign currency transactions	18,339

Net change in unrealized depreciation	(381,573,248)

Net realized and unrealized loss	(290,172,856)

Net Decrease in Net Assets From Operations	$(264,036,703)

(a)	Net of foreign withholding taxes of $121,580.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,136,153	$55,383,070
Net realized gain	91,400,392	389,802,199
Net change in unrealized appreciation (depreciation)	(381,573,248)	559,817,520

Increase (decrease) in net assets from operations	(264,036,703)	1,005,002,789

From Distributions to Shareholders
Class A	(283,342,456)	(234,756,816)
Class B	(78,195,089)	(63,678,729)
Class E	(81,890,545)	(69,225,314)

Total distributions	(443,428,090)	(367,660,859)

Increase (decrease) in net assets from capital share transactions	257,143,225	(260,368,791)

Total increase (decrease) in net assets	(450,321,568)	376,973,139

Net Assets
Beginning of period	3,856,927,753	3,479,954,614

End of period	$3,406,606,185	$3,856,927,753

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	373,615	$11,491,308	551,263	$18,498,689
Reinvestments	9,876,001	283,342,456	7,238,878	234,756,816
Redemptions	(3,756,975)	(126,087,377)	(12,745,161)	(429,588,638)

Net increase (decrease)	6,492,641	$168,746,387	(4,955,020)	$(176,333,133)

Class B
Sales	610,630	$18,825,611	1,186,381	$39,469,686
Reinvestments	2,767,968	78,195,089	1,990,582	63,678,729
Redemptions	(1,549,888)	(50,074,780)	(4,013,982)	(133,110,785)

Net increase (decrease)	1,828,710	$46,945,920	(837,019)	$(29,962,370)

Class E
Sales	185,172	$5,610,690	140,449	$4,679,462
Reinvestments	2,887,537	81,890,545	2,156,552	69,225,314
Redemptions	(1,413,706)	(46,050,317)	(3,845,561)	(127,978,064)

Net increase (decrease)	1,659,003	$41,450,918	(1,548,560)	$(54,073,288)

Increase (decrease) derived from capital shares transactions		$257,143,225		$(260,368,791)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.51		$30.01	$32.30	$28.61	$28.38	$43.13

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.52	0.50	0.52	0.48	0.58
Net realized and unrealized gain (loss)	(2.73)		8.43	(0.45)	4.81	1.53	0.31

Total income (loss) from investment operations	(2.47)		8.95	0.05	5.33	2.01	0.89

Less Distributions
Distributions from net investment income	(0.56)		(0.57)	(0.58)	(0.49)	(0.48)	(0.77)
Distributions from net realized capital gains	(3.74)		(2.88)	(1.76)	(1.15)	(1.30)	(14.87)

Total distributions	(4.30)		(3.45)	(2.34)	(1.64)	(1.78)	(15.64)

Net Asset Value, End of Period	$28.74		$35.51	$30.01	$32.30	$28.61	$28.38

Total Return (%) (b)	(6.90	)(c)	30.94	(0.09)	19.07	7.34	2.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.72	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (e)(f)	0.58	(d)	0.58	0.57	0.57	0.58	0.58
Ratio of net investment income to average net assets (%)	1.59	(d)	1.54	1.54	1.72	1.70	1.72
Portfolio turnover rate (%)	9	(c)	16	22	13	32	25
Net assets, end of period (in millions)	$2,175.9		$2,457.8	$2,225.6	$2,653.5	$2,538.2	$2,113.5

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$34.99		$29.60	$31.89	$28.26	$28.06	$42.79

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.43	0.41	0.44	0.41	0.49
Net realized and unrealized gain (loss)	(2.69)		8.32	(0.44)	4.75	1.50	0.31

Total income (loss) from investment operations	(2.48)		8.75	(0.03)	5.19	1.91	0.80

Less Distributions
Distributions from net investment income	(0.47)		(0.48)	(0.50)	(0.41)	(0.41)	(0.66)
Distributions from net realized capital gains	(3.74)		(2.88)	(1.76)	(1.15)	(1.30)	(14.87)

Total distributions	(4.21)		(3.36)	(2.26)	(1.56)	(1.71)	(15.53)

Net Asset Value, End of Period	$28.30		$34.99	$29.60	$31.89	$28.26	$28.06

Total Return (%) (b)	(7.06	)(c)	30.64	(0.35)	18.81	7.06	2.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(d)	0.97	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (e)(f)	0.83	(d)	0.83	0.82	0.82	0.83	0.83
Ratio of net investment income to average net assets (%)	1.34	(d)	1.29	1.29	1.47	1.44	1.47
Portfolio turnover rate (%)	9	(c)	16	22	13	32	25
Net assets, end of period (in millions)	$602.9		$681.3	$601.2	$725.0	$691.8	$611.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.13		$29.71	$32.00	$28.35	$28.13	$42.87

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.46	0.44	0.47	0.43	0.53
Net realized and unrealized gain (loss)	(2.70)		8.36	(0.44)	4.77	1.52	0.30

Total income (loss) from investment operations	(2.47)		8.82	0.00	5.24	1.95	0.83

Less Distributions
Distributions from net investment income	(0.51)		(0.52)	(0.53)	(0.44)	(0.43)	(0.70)
Distributions from net realized capital gains	(3.74)		(2.88)	(1.76)	(1.15)	(1.30)	(14.87)

Total distributions	(4.25)		(3.40)	(2.29)	(1.59)	(1.73)	(15.57)

Net Asset Value, End of Period	$28.41		$35.13	$29.71	$32.00	$28.35	$28.13

Total Return (%) (b)	(7.02	)(c)	30.77	(0.25)	18.92	7.15	2.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.87	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (e)(f)	0.73	(d)	0.73	0.72	0.72	0.73	0.73
Ratio of net investment income to average net assets (%)	1.44	(d)	1.39	1.39	1.57	1.54	1.57
Portfolio turnover rate (%)	9	(c)	16	22	13	32	25
Net assets, end of period (in millions)	$627.8		$717.9	$653.2	$794.0	$775.8	$829.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2020 and for each of the years ended December 31, 2019 through 2015. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $80,342,194. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $55,058,499. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$312,405,115	$0	$479,933,537

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $4,996,736 in purchases and $3,987,096 in sales of investments, which are included above, and resulted in net realized loss of $503,546.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$12,211,428	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 were $2,037,431 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $521,606 was waived in the aggregate for the six months ended June 30, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E,

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$2,893,553,324

Gross unrealized appreciation	726,613,508
Gross unrealized depreciation	(47,611,340)

Net unrealized appreciation (depreciation)	$679,002,168

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$58,480,020	$69,899,671	$309,180,839	$212,235,412	$367,660,859	$282,135,083

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$55,145,759	$387,922,046	$1,060,613,248	$—	$1,503,681,053

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 1.53% and 1.48%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 1.56%.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2020 will be remembered by most for a long time to come, and the jury is still out on whether we have seen the worst of it and how permanent the scars will be. The driver of calamity is of course COVID-19, which, as of the end of the reporting period, was still wreaking havoc in large parts of the world, including the U.S. And as if the virus itself was not devastating enough, governments around the world have decreed various degrees of temporary shutdowns of their respective economies, adding to our list of worries an unprecedented drop in economic activity and rise in unemployment.

The drop in economic activity (“GDP”) in the first quarter of 2020 is estimated to have been -5%. However, this number is expected to pale in comparison with the drop in GDP for the second quarter, where the full impact of the economic shutdown that started in late March will be felt. So-called high frequency data on consumer spending, consumer behavior and unemployment has led to wildly different GDP projections, ranging from -25% for the optimists to -40% for the pessimists on an annualized basis (the quarterly number gets multiplied by four). These estimates are based on numbers indicating that private consumption dropped 6.6% in March, and another 12.6% in April, as businesses shut down and consumers were ordered, or at the very least strongly encouraged, to only leave their house for essential needs. The impact on employment was felt immediately and the number of new claims for unemployment is on track to hit an astonishing 50 million by July.

At face value, these numbers draw a picture of an economic meltdown that will exceed even that of the Great Depression, although there are two main differences between now and then. First is the fact that this is the first recession by government decree, as businesses and consumers were forced to change their behavior in response to COVID-19 (although it’s likely that behavior would have changed regardless of government guidelines as the number of new cases continues to rise). As such, the economy, by most measures, was in a healthy condition prior to the shut-down, giving us hope that the recovery in economic activity will be as unprecedented as the drop we have witnessed in the first half of the year. But an economic recovery demands more than hope, which leads us to the second main difference between now and the Great Depression. While the government in 1930 significantly cut spending in response to the crisis, government today has embarked on an unparalleled spending spree in form of nearly $2.9 trillion (13.5% of GDP, or 54% annualized for comparison with GDP projections above) worth of fiscal stimulus directly to consumers and business.

The actions by the government has resulted in national personal income in April and May being 8.3% and 3.8% higher, respectively, than income levels in February, despite the extraordinary rise in unemployment. But while income levels, on average, are yet to be negatively impacted, consumers are still unwilling and/or unable to spend like they used to, and the economy will sooner or later be forced to stand on its own as government stimulus runs out. What that eventually will look like is anyone’s guess at this point, but we can at least find a glimmer of hope in data indicating that perhaps economic activity bottomed out in April, as more businesses were reopening than shutting down, and as consumers find new ways of spending money like online shopping and home improvements. And finally, it is worth noting that while close to 50 million people lost their job, “only” around 20 million people are still filing for unemployment, indicating that 30 million people have gone back to work.

In the end though, the eventual economic outcome is directly tied to the degree to which we can handle COVID-19 itself. Concerningly, it has proven more difficult to fight the virus in the U.S. than what some had expected when comparing to countries in Europe and Asia. As such, we believe investors should brace themselves for a continuation of the extreme volatility we experienced over the first half of the year, which included the fastest drop of 30% for the S&P 500 Index ever experienced, followed by one of the fastest recoveries, led by technology stocks. As such, the S&P 500 Index, after having faced the worst drop in economic activity in history, was down just 3.1% over the first six months of the year, and large capitalization growth stocks, as measured by the Russell 1000 Growth Index, were up 9.8%. Small Capitalization stocks, as measured by the Russell 2000 Index, however, were down 13.0% for the year to date period ending June 30, 2020. Foreign Developed and Emerging Markets equities as measured by MSCI EAFE Index and the MSCI Emerging Markets Index, were down 11.3% and 9.8% respectively.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the six-month period, the Portfolio performed in-line with the Dow Jones Conservative Index. In terms of asset allocation, the Portfolio benefitted from its overweight to U.S. Core Fixed Income and significant underweight to Foreign Developed Bonds, but overweights to High Yield Bonds and Emerging Markets Bonds hampered relative performance. In terms of underlying portfolio performance, the Portfolio benefitted from strong performance by the underlying U.S. Mid Cap Equity and U.S. Small Cap Equity portfolios, but suffered from underperformance by the underlying Fixed Income, U.S. Large Cap and Non-U.S. equity portfolios.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The underlying Fixed Income portfolios subtracted from relative performance during the first half of 2020. The largest detractor was the Western Asset Management Strategic Bond Opportunities Portfolio, which underperformed its benchmark by 8.6%. The most meaningful detractor from performance was the Portfolio’s exposure to Emerging Markets bonds and currencies, but the Portfolio’s exposure to Investment Grade and High Yield bonds detracted as well, as the month of March was one of the worst on record for the two asset classes. Another underperformer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 7.0%. A short duration profile hurt relative performance, but the main detractors were currency positions in the Brazilian real and the Argentine peso. The best relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which outperformed its benchmark by 0.9%. The Portfolio’s underexposure to CCC-rated and defaulted loan categories over the period contributed to relative performance, as did favorable security selection within the BB-rated and B-rated loan segments and underweights to the Air Transport and Retailers segments.

The overall contribution from the underlying U.S. Equity portfolios detracted from relative performance for the period. Within the Portfolio’s Large Cap portfolios, the biggest detractor was the Brighthouse/Wellington Core Equity Opportunities Portfolio, which underperformed its benchmark by 4.1%. The biggest drivers of underperformance were security selection within Consumer Discretionary, Healthcare and Consumer Staples, as well as underweights to Technology and Communication Services and an overweight to Industrials. The Invesco Comstock Portfolio also detracted from relative returns, as it underperformed its benchmark by 3.9%. Security selection within Energy, Consumer Discretionary and Financials dampened performance, but the biggest drag on performance was the Portfolio’s overweight to the Energy sector, which was down over 35% for the period. The Jennison Growth Portfolio, on the other hand, had a very strong showing, outperforming its benchmark by 10.7%. The Portfolio benefitted from strong security selection within Technology, Consumer Discretionary, Communication Services and Healthcare, as well as an underweight to Industrials. The Mid Cap portfolios, overall, managed to outperform despite the T. Rowe Price Mid Cap Growth Portfolio underperforming its benchmark by 6.0%. Security selection within Consumer Discretionary, Healthcare and Financials were all headwinds for performance, as was an underweight to Technology and overweights to Energy, Utilities and Financials. The Small Cap portfolios also outperformed, led by the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 22.2%. The Portfolio benefitted from its heavy tilt towards growth stocks, which significantly outperformed value stocks for the period. In particular, security selection within, and overweights to, Technology and Consumer Discretionary benefitted returns, as did security selection within, and an underweight to, Financials.

Despite a strong comeback during the second quarter of the year, the Non-U.S. equity portfolios were overall a detractor from relative performance for the first six months of the year. The worst relative performance came from the Harris Oakmark International Portfolio, which underperformed its benchmark by 11.0% for the period. The main drivers of underperformance were security selection within Industrials, Consumer Discretionary, Financials, Basic Materials and Communication Services, but underweights to Healthcare and Technology were headwinds as well. The Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 0.2%. Security selection within Consumer Staples, Real Estate, Energy and Financials all detracted from performance, as did an overweight to Financials. The Baillie Gifford International Stock Portfolio, on the other hand, had a strong period, outperforming its benchmark by 10.2%. The Portfolio benefitted from its security selection within Consumer Discretionary, Communication Services, Financials and Industrials, and an underweight to Energy abetted returns as well.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	1.53	5.13	4.27	5.10
Class B	1.48	4.81	4.01	4.84
Dow Jones Conservative Index	1.56	4.04	3.41	3.92

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	12.8
BlackRock Bond Income Portfolio (Class A)	12.3
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.4
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	7.7
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.1
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.1
MFS Value Portfolio (Class A)	2.2
AB International Bond Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.1
U.S. Large Cap Equities	10.9
High Yield Fixed Income	7.6
International Developed Market Equities	4.1
International Fixed Income	3.5
U.S. Small Cap Equities	3.0
Global Equities	1.5
U.S. Mid Cap Equities	0.5
Real Estate Equities	0.5
Emerging Market Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a) (b)	Actual	0.61%	$1,000.00	$1,015.30	$3.06
	Hypothetical*	0.61%	$1,000.00	$1,021.83	$3.07

Class B (a) (b)	Actual	0.86%	$1,000.00	$1,014.80	$4.31
	Hypothetical*	0.86%	$1,000.00	$1,020.59	$4.32

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	1,151,428	$11,525,799
Baillie Gifford International Stock Portfolio (Class A) (b)	621,992	7,694,044
BlackRock Bond Income Portfolio (Class A) (b)	630,828	69,479,356
BlackRock Capital Appreciation Portfolio (Class A) (b)	103,616	4,466,879
BlackRock High Yield Portfolio (Class A) (a)	396,638	2,847,862
Brighthouse Small Cap Value Portfolio (Class A) (a)	432,254	4,845,570
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	148,350	1,476,079
Brighthouse/Artisan International Portfolio (Class A) (a)	413,744	4,600,831
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	7,893	1,437,623
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	1,217,101	11,379,895
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	3,126,456	28,638,339
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	1,005,090	8,332,196
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	344,822	9,913,637
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	425,164	5,803,489
Clarion Global Real Estate Portfolio (Class A) (a)	287,710	2,831,067
Harris Oakmark International Portfolio (Class A) (a)	635,887	6,301,644
Invesco Comstock Portfolio (Class A) (a)	1,100,035	11,308,355
Invesco Global Equity Portfolio (Class A) (a)	64,873	1,465,471
Jennison Growth Portfolio (Class A) (b)	261,443	4,546,488
JPMorgan Core Bond Portfolio (Class A) (a)	4,140,691	43,725,695
JPMorgan Small Cap Value Portfolio (Class A) (a)	250,278	2,860,677
Loomis Sayles Small Cap Growth Portfolio (Class A)	83,417	999,339
MFS Research International Portfolio (Class A) (a)	382,234	4,368,935

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	965,912	12,653,445
Neuberger Berman Genesis Portfolio (Class A) (b)	155,525	2,945,637
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	4,962,537	51,014,883
PIMCO Total Return Portfolio (Class A) (a)	5,552,241	67,792,869
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	193,683	4,433,395
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	372,310	8,488,660
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	148,658	1,464,278
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	259,871	5,350,742
TCW Core Fixed Income Portfolio (Class A) (a)	4,939,878	53,548,280
Van Eck Global Natural Resources Portfolio (Class A) (b)	1,043,919	7,203,038
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	2,279,840	28,839,972
Western Asset Management U.S. Government Portfolio (Class A) (b)	6,105,220	72,774,226

Total Mutual Funds (Cost $576,305,846)		567,358,695

Total Investments—100.1% (Cost $576,305,846)		567,358,695
Other assets and liabilities (net)—(0.1)%		(327,978)

Net Assets—100.0%		$567,030,717

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$567,358,695	$—	$—	$567,358,695
Total Investments	$567,358,695	$—	$—	$567,358,695

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Affiliated investments at value (a)	$567,358,695
Receivable for:
Affiliated investments sold	129,074
Fund shares sold	30,193
Due from investment adviser	9,761

Total Assets	567,527,723
Liabilities
Payables for:
Affiliated investments purchased	24,276
Fund shares redeemed	134,991
Accrued Expenses:
Management fees	45,016
Distribution and service fees	109,737
Deferred trustees’ fees	136,874
Other expenses	46,112

Total Liabilities	497,006

Net Assets	$567,030,717

Net Assets Consist of:
Paid in surplus	$560,042,904
Distributable earnings (Accumulated losses)	6,987,813

Net Assets	$567,030,717

Net Assets
Class A	$29,992,383
Class B	537,038,334
Capital Shares Outstanding*
Class A	2,804,893
Class B	50,608,264
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.69
Class B	10.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $576,305,846.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends from affiliated investments	$18,872,765

Total investment income	18,872,765
Expenses
Management fees	268,313
Administration fees	15,166
Custodian and accounting fees	13,644
Distribution and service fees—Class B	648,468
Audit and tax services	16,119
Legal	23,676
Trustees’ fees and expenses	13,815
Miscellaneous	4,327

Total expenses	1,003,528
Less expenses reimbursed by the Adviser	(80,185)

Net expenses	923,343

Net Investment Income	17,949,422

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	(1,038,954)
Capital gain distributions from affiliated investments	7,529,123

Net realized gain	6,490,169

Net change in unrealized depreciation on affiliated investments	(14,923,716)

Net realized and unrealized loss	(8,433,547)

Net Increase in Net Assets From Operations	$9,515,875

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,949,422	$15,861,831
Net realized gain	6,490,169	12,445,845
Net change in unrealized appreciation (depreciation)	(14,923,716)	33,853,717

Increase in net assets from operations	9,515,875	62,161,393

From Distributions to Shareholders
Class A	(1,574,685)	(1,435,709)
Class B	(26,915,299)	(21,321,612)

Total distributions	(28,489,984)	(22,757,321)

Increase (decrease) in net assets from capital share transactions	26,074,944	(20,759,460)

Total increase in net assets	7,100,835	18,644,612

Net Assets
Beginning of period	559,929,882	541,285,270

End of period	$567,030,717	$559,929,882

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	95,407	$1,041,181	303,543	$3,280,370
Reinvestments	148,136	1,574,685	135,444	1,435,709
Redemptions	(498,636)	(5,392,015)	(625,144)	(6,739,158)

Net decrease	(255,093)	$(2,776,149)	(186,157)	$(2,023,079)

Class B
Sales	6,368,888	$67,214,311	6,614,031	$71,025,564
Reinvestments	2,551,213	26,915,299	2,024,844	21,321,612
Redemptions	(6,062,342)	(65,278,517)	(10,340,818)	(111,083,557)

Net increase (decrease)	2,857,759	$28,851,093	(1,701,943)	$(18,736,381)

Increase (decrease) derived from capital shares transactions		$26,074,944		$(20,759,460)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.11		$10.35	$11.01	$10.69	$10.94	$11.59

Income (Loss) from Investment Operations
Net investment income (a)	0.35		0.33	0.24	0.23	0.23	0.36
Net realized and unrealized gain (loss)	(0.18)		0.91	(0.50)	0.53	0.28	(0.38)

Total income (loss) from investment operations	0.17		1.24	(0.26)	0.76	0.51	(0.02)

Less Distributions
Distributions from net investment income	(0.34)		(0.27)	(0.26)	(0.26)	(0.39)	(0.27)
Distributions from net realized capital gains	(0.25)		(0.21)	(0.14)	(0.18)	(0.37)	(0.36)

Total distributions	(0.59)		(0.48)	(0.40)	(0.44)	(0.76)	(0.63)

Net Asset Value, End of Period	$10.69		$11.11	$10.35	$11.01	$10.69	$10.94

Total Return (%) (b)	1.53	(c)	12.14	(2.41)	7.16	4.76	(0.23)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.13	(e)	0.13	0.13	0.12	0.12	0.11
Net ratio of expenses to average net assets (%) (d)(f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	3.13	(e)(h)	3.05	2.26	2.13	2.15	3.20
Portfolio turnover rate (%)	7	(c)	13	11	11	14	21
Net assets, end of period (in millions)	$30.0		$34.0	$33.6	$39.5	$41.2	$47.5

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.01		$10.27	$10.92	$10.60	$10.85	$11.51

Income (Loss) from Investment Operations
Net investment income (a)	0.35		0.30	0.21	0.20	0.20	0.33
Net realized and unrealized gain (loss)	(0.18)		0.89	(0.49)	0.53	0.28	(0.39)

Total income (loss) from investment operations	0.17		1.19	(0.28)	0.73	0.48	(0.06)

Less Distributions
Distributions from net investment income	(0.32)		(0.24)	(0.23)	(0.23)	(0.36)	(0.24)
Distributions from net realized capital gains	(0.25)		(0.21)	(0.14)	(0.18)	(0.37)	(0.36)

Total distributions	(0.57)		(0.45)	(0.37)	(0.41)	(0.73)	(0.60)

Net Asset Value, End of Period	$10.61		$11.01	$10.27	$10.92	$10.60	$10.85

Total Return (%) (b)	1.48	(c)	11.74	(2.61)	6.93	4.53	(0.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.38	(e)	0.38	0.38	0.37	0.37	0.36
Net ratio of expenses to average net assets (%) (d)(f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	3.08	(e)(h)	2.82	2.00	1.86	1.83	2.89
Portfolio turnover rate (%)	7	(c)	13	11	11	14	21
Net assets, end of period (in millions)	$537.0		$525.9	$507.7	$588.9	$624.2	$615.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$63,812,961	$0	$40,746,672

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$268,313	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2020 to April 30, 2021, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2019 to April 30, 2020 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2020, the amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $80,186.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June, 30, 2020
AB International Bond Portfolio (Class A)	$11,204,011	$1,205,319	$(443,273)	$13,823	$(454,081)	$11,525,799
Baillie Gifford International Stock Portfolio (Class A)	8,422,433	1,913,576	(2,135,124)	268,684	(775,525)	7,694,044
BlackRock Bond Income Portfolio (Class A)	68,591,362	3,358,866	(3,305,957)	113,384	721,701	69,479,356
BlackRock Capital Appreciation Portfolio (Class A)	4,203,982	1,083,042	(953,864)	267,176	(133,457)	4,466,879
BlackRock High Yield Portfolio (Class A)	2,801,722	371,026	(109,688)	(13,244)	(201,954)	2,847,862
Brighthouse Small Cap Value Portfolio (Class A)	2,803,939	2,829,981	(31,141)	1,763	(758,972)	4,845,570
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,402,551	320,752	(119,066)	33,791	(161,949)	1,476,079
Brighthouse/Artisan International Portfolio (Class A)	5,634,352	1,126,986	(1,588,330)	97,762	(669,939)	4,600,831
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,402,311	397,745	(142,153)	(5,558)	(214,722)	1,437,623
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	11,206,438	1,306,265	(207,694)	(10,403)	(914,711)	11,379,895
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	28,001,012	2,346,820	(491,152)	(32,238)	(1,186,103)	28,638,339
Brighthouse/Templeton International Bond Portfolio (Class A)	8,438,686	1,090,156	(114,103)	(11,696)	(1,070,847)	8,332,196
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,818,465	2,650,295	(825,052)	172,184	(1,902,255)	9,913,637
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,620,433	1,367,888	(791,896)	99,639	(492,575)	5,803,489
Clarion Global Real Estate Portfolio (Class A)	2,830,655	822,460	(234,499)	14,247	(601,796)	2,831,067
Harris Oakmark International Portfolio (Class A)	8,428,497	2,850,719	(2,932,416)	(1,543,628)	(501,528)	6,301,644
Invesco Comstock Portfolio (Class A)	11,244,395	3,729,602	(761,706)	(191,895)	(2,712,041)	11,308,355
Invesco Global Equity Portfolio (Class A)	1,400,656	247,323	(192,642)	32,206	(22,072)	1,465,471
Jennison Growth Portfolio (Class A)	4,204,173	1,110,332	(1,186,337)	190,268	228,052	4,546,488
JPMorgan Core Bond Portfolio (Class A)	43,352,918	2,384,461	(2,871,734)	3,850	856,200	43,725,695
JPMorgan Small Cap Value Portfolio (Class A)	2,802,004	791,947	(179,076)	(35,223)	(518,975)	2,860,677
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	1,037,925	—	—	(38,586)	999,339
MFS Research International Portfolio (Class A)	4,214,294	853,035	(269,304)	43,290	(472,380)	4,368,935
MFS Value Portfolio (Class A)	12,630,503	3,248,472	(865,775)	6,290	(2,366,045)	12,653,445
Neuberger Berman Genesis Portfolio (Class A)	2,798,279	655,824	(358,810)	18,802	(168,458)	2,945,637
PIMCO Inflation Protected Bond Portfolio (Class A)	50,388,796	2,574,555	(3,316,737)	(386,963)	1,755,232	51,014,883
PIMCO Total Return Portfolio (Class A)	67,129,224	3,718,521	(4,264,797)	126,434	1,083,487	67,792,869
T. Rowe Price Large Cap Growth Portfolio (Class A)	4,204,102	979,361	(883,456)	136,237	(2,849)	4,433,395
T. Rowe Price Large Cap Value Portfolio (Class A)	8,418,976	2,696,444	(412,589)	(47,707)	(2,166,464)	8,488,660
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,402,724	388,577	(203,473)	(20,322)	(103,228)	1,464,278
T. Rowe Price Small Cap Growth Portfolio (Class A)	4,203,140	2,068,165	(364,541)	(10,731)	(545,291)	5,350,742
TCW Core Fixed Income Portfolio (Class A)	53,154,192	2,526,453	(3,998,137)	301,667	1,564,105	53,548,280
Van Eck Global Natural Resources Portfolio (Class A)	7,071,895	2,249,056	(1,134,802)	(729,568)	(253,543)	7,203,038
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	28,030,936	4,027,031	(1,088,077)	(56,235)	(2,073,683)	28,839,972
Western Asset Management U.S. Government Portfolio (Class A)	72,793,020	3,483,981	(3,969,271)	114,960	351,536	72,774,226

	$560,255,076	$63,812,961	$(40,746,672)	$(1,038,954)	$(14,923,716)	$567,358,695

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2020
AB International Bond Portfolio (Class A)	$87,732	$263,196	1,151,428
Baillie Gifford International Stock Portfolio (Class A)	470,783	160,078	621,992
BlackRock Bond Income Portfolio (Class A)	—	2,515,539	630,828
BlackRock Capital Appreciation Portfolio (Class A)	528,615	—	103,616
BlackRock High Yield Portfolio (Class A)	—	159,672	396,638
Brighthouse Small Cap Value Portfolio (Class A)	199,593	73,136	432,254
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	34,569	148,350
Brighthouse/Artisan International Portfolio (Class A)	165,898	66,033	413,744
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	32,136	14,649	7,893
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	578,824	1,217,101
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	1,081,137	3,126,456
Brighthouse/Templeton International Bond Portfolio (Class A)	—	577,738	1,005,090
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	1,119,516	167,538	344,822
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	389,484	68,524	425,164
Clarion Global Real Estate Portfolio (Class A)	61,219	139,891	287,710
Harris Oakmark International Portfolio (Class A)	180,009	231,619	635,887
Invesco Comstock Portfolio (Class A)	759,770	294,747	1,100,035
Invesco Global Equity Portfolio (Class A)	3,792	13,862	64,873
Jennison Growth Portfolio (Class A)	502,316	10,146	261,443
JPMorgan Core Bond Portfolio (Class A)	—	1,610,707	4,140,691
JPMorgan Small Cap Value Portfolio (Class A)	—	42,360	250,278
Loomis Sayles Small Cap Growth Portfolio (Class A)	94,565	—	83,417
MFS Research International Portfolio (Class A)	153,516	111,053	382,234
MFS Value Portfolio (Class A)	823,724	261,374	965,912
Neuberger Berman Genesis Portfolio (Class A)	212,444	5,362	155,525
PIMCO Inflation Protected Bond Portfolio (Class A)	—	1,557,570	4,962,537
PIMCO Total Return Portfolio (Class A)	—	2,728,103	5,552,241
T. Rowe Price Large Cap Growth Portfolio (Class A)	353,504	10,614	193,683
T. Rowe Price Large Cap Value Portfolio (Class A)	693,521	235,697	372,310
T. Rowe Price Mid Cap Growth Portfolio (Class A)	151,217	3,750	148,658
T. Rowe Price Small Cap Growth Portfolio (Class A)	545,769	10,889	259,871
TCW Core Fixed Income Portfolio (Class A)	—	1,711,690	4,939,878
Van Eck Global Natural Resources Portfolio (Class A)	—	105,532	1,043,919
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,754,915	2,279,840
Western Asset Management U.S. Government Portfolio (Class A)	—	2,272,251	6,105,220

	$7,529,123	$18,872,765

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$584,318,311

Gross unrealized appreciation	9,186,904
Gross unrealized depreciation	(26,146,520)

Net unrealized appreciation (depreciation)	$(16,959,616)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$12,263,134	$12,901,925	$10,494,187	$7,376,415	$22,757,321	$20,278,340

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$15,894,030	$12,245,938	$(2,035,900)	$—	$26,104,068

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned -1.42% and -1.53%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned -1.38%.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2020 will be remembered by most for a long time to come, and the jury is still out on whether we have seen the worst of it and how permanent the scars will be. The driver of calamity is of course COVID-19, which, as of the end of the reporting period, was still wreaking havoc in large parts of the world, including the U.S. And as if the virus itself was not devastating enough, governments around the world have decreed various degrees of temporary shutdowns of their respective economies, adding to our list of worries an unprecedented drop in economic activity and rise in unemployment.

The drop in economic activity (“GDP”) in the first quarter of 2020 is estimated to have been -5%. However, this number is expected to pale in comparison with the drop in GDP for the second quarter, where the full impact of the economic shutdown that started in late March will be felt. So-called high frequency data on consumer spending, consumer behavior and unemployment has led to wildly different GDP projections, ranging from -25% for the optimists to -40% for the pessimists on an annualized basis (the quarterly number gets multiplied by four). These estimates are based on numbers indicating that private consumption dropped 6.6% in March, and another 12.6% in April, as businesses shut down and consumers were ordered, or at the very least strongly encouraged, to only leave their house for essential needs. The impact on employment was felt immediately and the number of new claims for unemployment is on track to hit an astonishing 50 million by July.

At face value, these numbers draw a picture of an economic meltdown that will exceed even that of the Great Depression, although there are two main differences between now and then. First is the fact that this is the first recession by government decree, as businesses and consumers were forced to change their behavior in response to COVID-19 (although it’s likely that behavior would have changed regardless of government guidelines as the number of new cases continues to rise). As such, the economy, by most measures, was in a healthy condition prior to the shut-down, giving us hope that the recovery in economic activity will be as unprecedented as the drop we have witnessed in the first half of the year. But an economic recovery demands more than hope, which leads us to the second main difference between now and the Great Depression. While the government in 1930 significantly cut spending in response to the crisis, government today has embarked on an unparalleled spending spree in form of nearly $2.9 trillion (13.5% of GDP, or 54% annualized for comparison with GDP projections above) worth of fiscal stimulus directly to consumers and business.

The actions by the government has resulted in national personal income in April and May being 8.3% and 3.8% higher, respectively, than income levels in February, despite the extraordinary rise in unemployment. But while income levels, on average, are yet to be negatively impacted, consumers are still unwilling and/or unable to spend like they used to, and the economy will sooner or later be forced to stand on its own as government stimulus runs out. What that eventually will look like is anyone’s guess at this point, but we can at least find a glimmer of hope in data indicating that perhaps economic activity bottomed out in April, as more businesses were reopening than shutting down, and as consumers find new ways of spending money like online shopping and home improvements. And finally, it is worth noting that while close to 50 million people lost their job, “only” around 20 million people are still filing for unemployment, indicating that 30 million people have gone back to work.

In the end though, the eventual economic outcome is directly tied to the degree to which we can handle COVID-19 itself. Concerningly, it has proven more difficult to fight the virus in the U.S. than what some had expected when comparing to countries in Europe and Asia. As such, we believe investors should brace themselves for a continuation of the extreme volatility we experienced over the first half of the year, which included the fastest drop of 30% for the S&P 500 Index ever experienced, followed by one of the fastest recoveries, led by technology stocks. As such, the S&P 500 Index, after having faced the worst drop in economic activity in history, was down just 3.1% over the first six months of the year, and large capitalization growth stocks, as measured by the Russell 1000 Growth Index, were up 9.8%. Small Capitalization stocks, as measured by the Russell 2000 Index, however, were down 13.0% for the year to date period ending June 30, 2020. Foreign Developed and Emerging Markets equities as measured by MSCI EAFE Index and the MSCI Emerging Markets Index, were down 11.3% and 9.8% respectively.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the six-month period, the Portfolio performed in-line with the Dow Jones Moderately Conservative Index. In terms of asset allocation, the Portfolio benefitted from its overweight to U.S. Core Fixed Income and significant underweight to Foreign Developed Bonds, but overweights to High Yield Bonds and Emerging Markets Bonds hampered relative performance. In terms of underlying portfolio performance, the Portfolio benefitted from strong performance by the underlying U.S. Mid Cap Equity and U.S. Small Cap Equity portfolios, but suffered from underperformance by the underlying Fixed Income, U.S. Large Cap and Non-U.S. equity portfolios.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The underlying Fixed Income portfolios subtracted from relative performance during the first half of 2020. The largest detractor was the Western Asset Management Strategic Bond Opportunities Portfolio, which underperformed its benchmark by 8.6%. The most meaningful detractor from performance was the Portfolio’s exposure to Emerging Markets bonds and currencies, but the Portfolio’s exposure to Investment Grade and High Yield bonds detracted as well, as the month of March was one of the worst on record for the two asset classes. Another underperformer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 7.0%. A short duration profile hurt relative performance, but the main detractors were currency positions in the Brazilian real and the Argentine peso. The best relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which outperformed its benchmark by 0.9%. The Portfolio’s underexposure to CCC-rated and defaulted loan categories over the period contributed to relative performance, as did favorable security selection within the BB-rated and B-rated loan segments and underweights to the Air Transport and Retailers segments.

The overall contribution from the underlying U.S. Equity portfolios detracted from relative performance for the period. Within the Portfolio’s Large Cap portfolios, the biggest detractor was the Brighthouse/Wellington Core Equity Opportunities Portfolio, which underperformed its benchmark by 4.1%. The biggest drivers of underperformance were security selection within Consumer Discretionary, Healthcare and Consumer Staples, as well as underweights to Technology and Communication Services and an overweight to Industrials. The Invesco Comstock Portfolio also detracted from relative returns, as it underperformed its benchmark by 3.9%. Security selection within Energy, Consumer Discretionary and Financials dampened performance, but the biggest drag on performance was the Portfolio’s overweight to the Energy sector, which was down over 35% for the period. The Jennison Growth Portfolio, on the other hand, had a very strong showing, outperforming its benchmark by 10.7%. The Portfolio benefitted from strong security selection within Technology, Consumer Discretionary, Communication Services and Healthcare, as well as an underweight to Industrials. The Mid Cap portfolios, overall, managed to outperform despite the T. Rowe Price Mid Cap Growth Portfolio underperforming its benchmark by 6.0%. Security selection within Consumer Discretionary, Healthcare and Financials were all headwinds for performance, as was an underweight to Technology and overweights to Energy, Utilities and Financials. The Small Cap portfolios also outperformed, led by the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 22.2%. The Portfolio benefitted from its heavy tilt towards growth stocks, which significantly outperformed value stocks for the period. In particular, security selection within, and overweights to, Technology and Consumer Discretionary benefitted returns, as did security selection within, and an underweight to, Financials.

Despite a strong comeback during the second quarter of the year, the Non-U.S. equity portfolios were overall a detractor from relative performance for the first six months of the year. The worst relative performance came from the Harris Oakmark International Portfolio, which underperformed its benchmark by 11.0% for the period. The main drivers of underperformance were security selection within Industrials, Consumer Discretionary, Financials, Basic Materials and Communication Services, but underweights to Healthcare and Technology were headwinds as well. The SSGA Emerging Markets Enhanced Index Portfolio underperformed its benchmark by 1.3%. Security selection within Consumer Staples, Consumer Discretionary and Healthcare all detracted from performance, as did an underweight to Healthcare. The Baillie Gifford International Stock Portfolio, on the other hand, had a strong period, outperforming its benchmark by 10.2%. The Portfolio benefitted from its security selection within Consumer Discretionary, Communication Services, Financials and Industrials, and an underweight to Energy abetted returns as well.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	-1.42	3.28	4.75	6.53
Class B	-1.53	3.03	4.49	6.26
Dow Jones Moderately Conservative Index	-1.38	3.00	4.69	5.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.1
PIMCO Total Return Portfolio (Class A)	9.0
Western Asset Management U.S. Government Portfolio (Class A)	8.0
TCW Core Fixed Income Portfolio (Class A)	6.8
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
AB International Bond Portfolio (Class A)	4.1
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.1
MFS Value Portfolio (Class A)	3.9
JPMorgan Core Bond Portfolio (Class A)	3.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3.7

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	45.6
U.S. Large Cap Equities	22.5
International Developed Market Equities	8.8
International Fixed Income	7.0
High Yield Fixed Income	6.6
U.S. Small Cap Equities	3.6
Global Equities	3.0
Emerging Market Equities	1.0
U.S. Mid Cap Equities	1.0
Real Estate Equities	0.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.61%	$1,000.00	$985.80	$3.01
	Hypothetical*	0.61%	$1,000.00	$1,021.83	$3.07

Class B (a)	Actual	0.86%	$1,000.00	$984.70	$4.24
	Hypothetical*	0.86%	$1,000.00	$1,020.59	$4.32

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	20,290,717	$203,110,079
Baillie Gifford International Stock Portfolio (Class A) (b)	10,867,483	134,430,765
BlackRock Bond Income Portfolio (Class A) (b)	4,108,043	452,459,812
BlackRock Capital Appreciation Portfolio (Class A) (b)	2,138,443	92,188,263
BlackRock High Yield Portfolio (Class A) (a)	3,506,418	25,176,080
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,438,056	38,540,607
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	2,611,173	25,981,167
Brighthouse/Artisan International Portfolio (Class A) (a)	8,332,787	92,660,594
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	70,261	12,798,054
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,735,545	100,377,343
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	16,543,317	151,536,786
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	17,517,589	145,220,812
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	6,332,052	182,046,487
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	8,256,537	112,701,726
Clarion Global Real Estate Portfolio (Class A) (a)	3,753,036	36,929,874
Harris Oakmark International Portfolio (Class A) (a)	13,871,729	137,468,835
Invesco Comstock Portfolio (Class A) (a)	15,581,440	160,177,202
Invesco Global Equity Portfolio (Class A) (a)	2,283,148	51,576,306
Invesco Small Cap Growth Portfolio (Class A) (a)	2,021,043	26,152,302
Jennison Growth Portfolio (Class A) (b)	3,861,525	67,151,913
JPMorgan Core Bond Portfolio (Class A) (a)	17,718,566	187,108,058
JPMorgan Small Cap Value Portfolio (Class A) (a)	3,319,150	37,937,888
Loomis Sayles Growth Portfolio (Class A) (a)	4,361,092	52,376,713
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	11,977	143,479
MFS Research International Portfolio (Class A) (a)	6,660,605	76,130,719

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	14,652,768	191,951,257
Neuberger Berman Genesis Portfolio (Class A) (b)	1,367,518	25,900,790
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	29,099,475	299,142,607
PIMCO Total Return Portfolio (Class A) (a)	36,878,655	450,288,379
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	2,818,364	25,308,911
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	3,981,031	91,125,801
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	7,495,245	170,891,583
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,600,616	25,616,068
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,515,143	51,786,804
TCW Core Fixed Income Portfolio (Class A) (a)	31,091,744	337,034,510
Van Eck Global Natural Resources Portfolio (Class A) (b)	14,523,040	100,208,976
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	1,282,275	12,476,535
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	16,034,754	202,839,643
Western Asset Management U.S. Government Portfolio (Class A) (b)	33,228,046	396,078,314

Total Mutual Funds (Cost $5,185,650,608)		4,983,032,042

Total Investments—100.0% (Cost $5,185,650,608)		4,983,032,042
Other assets and liabilities (net)—0.0%		(1,503,295)

Net Assets—100.0%		$4,981,528,747

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,983,032,042	$—	$—	$4,983,032,042
Total Investments	$4,983,032,042	$—	$—	$4,983,032,042

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Affiliated investments at value (a)	$4,983,032,042
Receivable for:
Affiliated investments sold	2,718,221
Fund shares sold	125,111

Total Assets	4,985,875,374
Liabilities
Payables for:
Affiliated investments purchased	6,497
Fund shares redeemed	2,836,835
Accrued Expenses:
Management fees	235,077
Distribution and service fees	1,007,314
Deferred trustees’ fees	216,329
Other expenses	44,575

Total Liabilities	4,346,627

Net Assets	$4,981,528,747

Net Assets Consist of:
Paid in surplus	$4,931,859,562
Distributable earnings (Accumulated losses)	49,669,185

Net Assets	$4,981,528,747

Net Assets
Class A	$69,914,805
Class B	4,911,613,942
Capital Shares Outstanding*
Class A	6,587,142
Class B	467,637,044
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.61
Class B	10.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $5,185,650,608.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends from affiliated investments	$149,106,509

Total investment income	149,106,509
Expenses
Management fees	1,432,121
Administration fees	15,166
Custodian and accounting fees	13,644
Distribution and service fees—Class B	6,141,372
Audit and tax services	16,119
Legal	23,676
Trustees’ fees and expenses	13,816
Miscellaneous	6,265

Total expenses	7,662,179

Net Investment Income	141,444,330

Net Realized and Unrealized Gain (Loss)
Net realized gain on :
Affiliated investments	11,585,482
Capital gain distributions from Affiliated Underlying Portfolios	144,873,587

Net realized gain	156,459,069

Net change in unrealized depreciation on affiliated investments	(387,263,287)

Net realized and unrealized loss	(230,804,218)

Net Decrease in Net Assets From Operations	$(89,359,888)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$141,444,330	$132,590,046
Net realized gain	156,459,069	238,879,351
Net change in unrealized appreciation (depreciation)	(387,263,287)	415,952,586

Increase (decrease) in net assets from operations	(89,359,888)	787,421,983

From Distributions to Shareholders
Class A	(5,393,147)	(5,467,613)
Class B	(368,791,727)	(383,043,682)

Total distributions	(374,184,874)	(388,511,295)

Increase (decrease) in net assets from capital share transactions	59,529,439	(353,492,792)

Total increase (decrease) in net assets	(404,015,323)	45,417,896

Net Assets
Beginning of period	5,385,544,070	5,340,126,174

End of period	$4,981,528,747	$5,385,544,070

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	185,450	$2,057,126	468,825	$5,374,177
Reinvestments	511,684	5,393,147	499,325	5,467,613
Redemptions	(501,234)	(5,520,543)	(1,200,889)	(13,669,032)

Net increase (decrease)	195,900	$1,929,730	(232,739)	$(2,827,242)

Class B
Sales	4,630,721	$49,899,322	5,031,814	$56,520,962
Reinvestments	35,358,747	368,791,727	35,336,133	383,043,682
Redemptions	(33,044,997)	(361,091,340)	(70,257,700)	(790,230,194)

Net increase (decrease)	6,944,471	$57,599,709	(29,889,753)	$(350,665,550)

Increase (decrease) derived from capital shares transactions		$59,529,439		$(353,492,792)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.66		$10.85	$11.95	$11.36	$11.90	$12.74

Income (Loss) from Investment Operations
Net investment income (a)	0.33		0.31	0.24	0.22	0.23	0.36
Net realized and unrealized gain (loss)	(0.50)		1.37	(0.72)	1.00	0.48	(0.44)

Total income (loss) from investment operations	(0.17)		1.68	(0.48)	1.22	0.71	(0.08)

Less Distributions
Distributions from net investment income	(0.34)		(0.29)	(0.27)	(0.26)	(0.46)	(0.06)
Distributions from net realized capital gains	(0.54)		(0.58)	(0.35)	(0.37)	(0.79)	(0.70)

Total distributions	(0.88)		(0.87)	(0.62)	(0.63)	(1.25)	(0.76)

Net Asset Value, End of Period	$10.61		$11.66	$10.85	$11.95	$11.36	$11.90

Total Return (%) (b)	(1.42	)(c)	15.94	(4.25)	11.01	6.33	(0.78)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (f)	2.95	(e)(g)	2.69	2.04	1.91	1.97	2.85
Portfolio turnover rate (%)	8	(c)	11	8	6	8	16
Net assets, end of period (in millions)	$69.9		$74.5	$71.9	$85.4	$91.0	$102.6

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.53		$10.74	$11.82	$11.25	$11.79	$12.64

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.27	0.21	0.20	0.19	0.32
Net realized and unrealized gain (loss)	(0.49)		1.35	(0.71)	0.97	0.49	(0.43)

Total income (loss) from investment operations	(0.18)		1.62	(0.50)	1.17	0.68	(0.11)

Less Distributions
Distributions from net investment income	(0.31)		(0.25)	(0.23)	(0.23)	(0.43)	(0.04)
Distributions from net realized capital gains	(0.54)		(0.58)	(0.35)	(0.37)	(0.79)	(0.70)

Total distributions	(0.85)		(0.83)	(0.58)	(0.60)	(1.22)	(0.74)

Net Asset Value, End of Period	$10.50		$11.53	$10.74	$11.82	$11.25	$11.79

Total Return (%) (b)	(1.53	)(c)	15.60	(4.40)	10.64	6.09	(1.07)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (f)	2.67	(e)(g)	2.44	1.79	1.70	1.71	2.62
Portfolio turnover rate (%)	8	(c)	11	8	6	8	16
Net assets, end of period (in millions)	$4,911.6		$5,311.0	$5,268.2	$6,448.1	$6,730.2	$7,152.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus.

These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$415,670,269	$0	$444,157,541

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$1,432,121	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2020
AB International Bond Portfolio (Class A)	$215,258,676	$6,178,772	$(8,789,484)	$283,305	$(9,821,190)	$203,110,079
Baillie Gifford International Stock Portfolio (Class A)	149,708,270	13,182,343	(16,024,059)	5,156,552	(17,592,341)	134,430,765

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2020
BlackRock Bond Income Portfolio (Class A)	$481,402,955	$16,403,923	$(51,364,561)	$2,154,915	$3,862,580	$452,459,812
BlackRock Capital Appreciation Portfolio (Class A)	95,236,583	10,963,957	(15,045,948)	4,299,591	(3,265,920)	92,188,263
BlackRock High Yield Portfolio (Class A)	27,070,463	1,415,719	(1,063,339)	(125,072)	(2,121,691)	25,176,080
Brighthouse Small Cap Value Portfolio (Class A)	40,807,251	9,516,399	(118,256)	4,683	(11,669,470)	38,540,607
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	27,164,253	2,853,011	(1,120,997)	78,195	(2,993,295)	25,981,167
Brighthouse/Artisan International Portfolio (Class A)	109,071,678	8,622,375	(12,149,878)	1,609,681	(14,493,262)	92,660,594
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	13,616,991	2,379,660	(636,731)	20,319	(2,582,185)	12,798,054
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	107,871,061	5,109,285	(3,396,057)	(58,814)	(9,148,132)	100,377,343
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	160,741,338	5,722,414	(7,754,872)	(679,269)	(6,492,825)	151,536,786
Brighthouse/Templeton International Bond Portfolio (Class A)	159,066,830	10,174,837	(4,430,585)	(1,601,978)	(17,988,292)	145,220,812
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	204,142,668	23,742,139	(8,835,958)	1,973,047	(38,975,409)	182,046,487
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	122,583,931	8,866,467	(7,197,182)	1,240,026	(12,791,516)	112,701,726
Clarion Global Real Estate Portfolio (Class A)	40,389,385	7,580,285	(1,611,275)	499,534	(9,928,055)	36,929,874
Harris Oakmark International Portfolio (Class A)	163,305,783	40,624,111	(24,254,615)	(11,833,019)	(30,373,425)	137,468,835
Invesco Comstock Portfolio (Class A)	177,121,159	33,865,774	(1,955,859)	482,413	(49,336,285)	160,177,202
Invesco Global Equity Portfolio (Class A)	54,310,141	1,539,788	(2,868,349)	487,150	(1,892,424)	51,576,306
Invesco Small Cap Growth Portfolio (Class A)	27,166,926	1,963,809	(2,790,502)	174,787	(362,718)	26,152,302
Jennison Growth Portfolio (Class A)	68,018,638	7,620,768	(13,463,727)	1,933,437	3,042,797	67,151,913
JPMorgan Core Bond Portfolio (Class A)	199,652,914	6,908,668	(23,667,431)	1,199,457	3,014,450	187,108,058
JPMorgan Small Cap Value Portfolio (Class A)	40,800,530	6,734,137	(619,421)	(253,740)	(8,723,618)	37,937,888
Loomis Sayles Growth Portfolio (Class A)	54,348,546	19,049,244	(7,100,948)	33,721	(13,953,850)	52,376,713
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	151,030	—	—	(7,551)	143,479
MFS Research International Portfolio (Class A)	81,707,238	5,804,141	(1,618,709)	448,783	(10,210,734)	76,130,719
MFS Value Portfolio (Class A)	217,814,184	22,666,738	(5,022,061)	260,390	(43,767,994)	191,951,257
Neuberger Berman Genesis Portfolio (Class A)	27,117,649	2,629,893	(1,701,552)	665,558	(2,810,758)	25,900,790
PIMCO Inflation Protected Bond Portfolio (Class A)	321,306,120	9,165,576	(40,126,093)	(3,798,440)	12,595,444	299,142,607
PIMCO Total Return Portfolio (Class A)	479,274,282	18,153,987	(56,389,772)	1,617,690	7,632,192	450,288,379
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	27,188,572	2,220,828	(643,113)	7,578	(3,464,954)	25,308,911
T. Rowe Price Large Cap Growth Portfolio (Class A)	95,224,804	7,508,480	(12,176,453)	846,065	(277,095)	91,125,801
T. Rowe Price Large Cap Value Portfolio (Class A)	190,631,485	34,330,714	(2,108,361)	704,683	(52,666,938)	170,891,583
T. Rowe Price Mid Cap Growth Portfolio (Class A)	27,229,459	2,994,161	(1,467,329)	25,530	(3,165,753)	25,616,068
T. Rowe Price Small Cap Growth Portfolio (Class A)	54,354,636	7,860,876	(2,376,094)	151,497	(8,204,111)	51,786,804
TCW Core Fixed Income Portfolio (Class A)	359,782,227	10,800,562	(46,521,820)	3,831,537	9,142,004	337,034,510
Van Eck Global Natural Resources Portfolio (Class A)	109,121,714	12,971,334	(1,683,904)	(531,749)	(19,668,419)	100,208,976
Wells Capital Management Mid Cap Value Portfolio (Class A)	13,617,889	2,606,948	(384,881)	(10,190)	(3,353,231)	12,476,535
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	216,480,516	12,352,865	(8,438,292)	234,581	(17,790,027)	202,839,643
Western Asset Management U.S. Government Portfolio (Class A)	427,489,374	12,434,251	(47,239,073)	53,048	3,340,714	396,078,314

	$5,387,197,119	$415,670,269	$(444,157,541)	$11,585,482	$(387,263,287)	$4,983,032,042

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2020
AB International Bond Portfolio (Class A)	$1,543,990	$4,631,972	20,290,717
Baillie Gifford International Stock Portfolio (Class A)	8,220,912	2,795,317	10,867,483
BlackRock Bond Income Portfolio (Class A)	—	16,394,505	4,108,043
BlackRock Capital Appreciation Portfolio (Class A)	10,954,242	—	2,138,443
BlackRock High Yield Portfolio (Class A)	—	1,415,370	3,506,418
Brighthouse Small Cap Value Portfolio (Class A)	1,781,001	652,605	3,438,056
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	605,925	2,611,173
Brighthouse/Artisan International Portfolio (Class A)	3,308,763	1,317,001	8,332,787
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	287,215	130,929	70,261
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,107,635	10,735,545
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,719,041	16,543,317
Brighthouse/Templeton International Bond Portfolio (Class A)	—	10,116,940	17,517,589
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	20,603,356	3,083,346	6,332,052
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	7,517,449	1,322,584	8,256,537
Clarion Global Real Estate Portfolio (Class A)	797,934	1,823,348	3,753,036
Harris Oakmark International Portfolio (Class A)	3,915,859	5,038,589	13,871,729
Invesco Comstock Portfolio (Class A)	10,797,872	4,188,952	15,581,440

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2020
Invesco Global Equity Portfolio (Class A)	$132,895	$485,754	2,283,148
Invesco Small Cap Growth Portfolio (Class A)	1,590,416	24,940	2,021,043
Jennison Growth Portfolio (Class A)	7,461,008	150,692	3,861,525
JPMorgan Core Bond Portfolio (Class A)	—	6,896,552	17,718,566
JPMorgan Small Cap Value Portfolio (Class A)	—	564,819	3,319,150
Loomis Sayles Growth Portfolio (Class A)	18,599,045	446,468	4,361,092
Loomis Sayles Small Cap Growth Portfolio (Class A)	13,421	—	11,977
MFS Research International Portfolio (Class A)	2,662,002	1,925,704	6,660,605
MFS Value Portfolio (Class A)	12,541,175	3,979,411	14,652,768
Neuberger Berman Genesis Portfolio (Class A)	1,867,945	47,145	1,367,518
PIMCO Inflation Protected Bond Portfolio (Class A)	—	9,140,981	29,099,475
PIMCO Total Return Portfolio (Class A)	—	18,129,074	36,878,655
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	675,193	2,818,364
T. Rowe Price Large Cap Growth Portfolio (Class A)	7,277,224	218,502	3,981,031
T. Rowe Price Large Cap Value Portfolio (Class A)	13,996,643	4,756,855	7,495,245
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,639,633	65,465	2,600,616
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,495,204	109,636	2,515,143
TCW Core Fixed Income Portfolio (Class A)	—	10,782,594	31,091,744
Van Eck Global Natural Resources Portfolio (Class A)	—	1,461,947	14,523,040
Wells Capital Management Mid Cap Value Portfolio (Class A)	868,383	153,383	1,282,275
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,349,203	16,034,754
Western Asset Management U.S. Government Portfolio (Class A)	—	12,398,132	33,228,046

	$144,873,587	$149,106,509

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$5,229,915,081

Gross unrealized appreciation	121,725,979
Gross unrealized depreciation	(368,609,018)

Net unrealized appreciation (depreciation)	$(246,883,039)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$118,748,698	$120,439,849	$269,762,597	$181,864,574	$388,511,295	$302,304,423

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$135,820,565	$237,237,382	$140,380,249	$—	$513,438,196

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned -3.18% and -3.22%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -3.66%.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2020 will be remembered by most for a long time to come, and the jury is still out on whether we have seen the worst of it and how permanent the scars will be. The driver of calamity is of course COVID-19, which, as of the end of the reporting period, was still wreaking havoc in large parts of the world, including the U.S. And as if the virus itself was not devastating enough, governments around the world have decreed various degrees of temporary shutdowns of their respective economies, adding to our list of worries an unprecedented drop in economic activity and rise in unemployment.

The drop in economic activity (“GDP”) in the first quarter of 2020 is estimated to have been -5%. However, this number is expected to pale in comparison with the drop in GDP for the second quarter, where the full impact of the economic shutdown that started in late March will be felt. So-called high frequency data on consumer spending, consumer behavior and unemployment has led to wildly different GDP projections, ranging from -25% for the optimists to -40% for the pessimists on an annualized basis (the quarterly number gets multiplied by four). These estimates are based on numbers indicating that private consumption dropped 6.6% in March, and another 12.6% in April, as businesses shut down and consumers were ordered, or at the very least strongly encouraged, to only leave their house for essential needs. The impact on employment was felt immediately and the number of new claims for unemployment is on track to hit an astonishing 50 million by July.

At face value, these numbers draw a picture of an economic meltdown that will exceed even that of the Great Depression, although there are two main differences between now and then. First is the fact that this is the first recession by government decree, as businesses and consumers were forced to change their behavior in response to COVID-19 (although it’s likely that behavior would have changed regardless of government guidelines as the number of new cases continues to rise). As such, the economy, by most measures, was in a healthy condition prior to the shut-down, giving us hope that the recovery in economic activity will be as unprecedented as the drop we have witnessed in the first half of the year. But an economic recovery demands more than hope, which leads us to the second main difference between now and the Great Depression. While the government in 1930 significantly cut spending in response to the crisis, government today has embarked on an unparalleled spending spree in form of nearly $2.9 trillion (13.5% of GDP, or 54% annualized for comparison with GDP projections above) worth of fiscal stimulus directly to consumers and business.

The actions by the government has resulted in national personal income in April and May being 8.3% and 3.8% higher, respectively, than income levels in February, despite the extraordinary rise in unemployment. But while income levels, on average, are yet to be negatively impacted, consumers are still unwilling and/or unable to spend like they used to, and the economy will sooner or later be forced to stand on its own as government stimulus runs out. What that eventually will look like is anyone’s guess at this point, but we can at least find a glimmer of hope in data indicating that perhaps economic activity bottomed out in April, as more businesses were reopening than shutting down, and as consumers find new ways of spending money like online shopping and home improvements. And finally, it is worth noting that while close to 50 million people lost their job, “only” around 20 million people are still filing for unemployment, indicating that 30 million people have gone back to work.

In the end though, the eventual economic outcome is directly tied to the degree to which we can handle COVID-19 itself. Concerningly, it has proven more difficult to fight the virus in the U.S. than what some had expected when comparing to countries in Europe and Asia. As such, we believe investors should brace themselves for a continuation of the extreme volatility we experienced over the first half of the year, which included the fastest drop of 30% for the S&P 500 Index ever experienced, followed by one of the fastest recoveries, led by technology stocks. As such, the S&P 500 Index, after having faced the worst drop in economic activity in history, was down just 3.1% over the first six months of the year, and large capitalization growth stocks, as measured by the Russell 1000 Growth Index, were up 9.8%. Small Capitalization stocks, as measured by the Russell 2000 Index, however, were down 13.0% for the year to date period ending June 30, 2020. Foreign Developed and Emerging Markets equities as measured by MSCI EAFE Index and the MSCI Emerging Markets Index, were down 11.3% and 9.8% respectively.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the six-month period, the Portfolio outpaced the Dow Jones Moderate Index. The main drivers of performance were an overweight to U.S. Large Cap equities, underweights to Foreign Developed Bonds and Emerging Market Equities, and strong-performing underlying U.S. Mid Cap and U.S. Small Cap portfolios.

The underlying Fixed Income portfolios subtracted from relative performance during the first half of 2020. The largest detractor was the Western Asset Management Strategic Bond Opportunities Portfolio, which underperformed its benchmark by 8.6%. The most meaningful detractor from performance was the Portfolio’s exposure to Emerging Markets bonds and currencies, but the Portfolio’s exposure

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

to Investment Grade and High Yield bonds detracted as well, as the month of March was one of the worst on record for the two asset classes. Another underperformer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 7.0%. A short duration profile hurt relative performance, but the main detractors were currency positions in the Brazilian real and the Argentine peso. The best relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which outperformed its benchmark by 0.9%. The Portfolio’s underexposure to CCC-rated and defaulted loan categories over the period contributed to relative performance, as did favorable security selection within the BB-rated and B-rated loan segments and underweights to the Air Transport and Retailers segments.

The overall contribution from the underlying U.S. Equity portfolios detracted from relative performance for the period. Within the Portfolio’s Large Cap portfolios, the biggest detractor was the Brighthouse/Wellington Core Equity Opportunities Portfolio, which underperformed its benchmark by 4.1%. The biggest drivers of underperformance were security selection within Consumer Discretionary, Healthcare and Consumer Staples, as well as underweights to Technology and Communication Services and an overweight to Industrials. The Invesco Comstock Portfolio also detracted from relative returns, as it underperformed its benchmark by 3.9%. Security selection within Energy, Consumer Discretionary and Financials dampened performance, but the biggest drag on performance was the Portfolio’s overweight to the Energy sector, which was down over 35% for the period. The Jennison Growth Portfolio, on the other hand, had a very strong showing, outperforming its benchmark by 10.7%. The Portfolio benefitted from strong security selection within Technology, Consumer Discretionary, Communication Services and Healthcare, as well as an underweight to Industrials. The Mid Cap portfolios, overall, managed to outperform despite the T. Rowe Price Mid Cap Growth Portfolio underperforming its benchmark by 6.0%. Security selection within Consumer Discretionary, Healthcare and Financials were all headwinds for performance, as was an underweight to Technology and overweights to Energy, Utilities and Financials. The Small Cap portfolios also outperformed, led by the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 22.2%. The Portfolio benefitted from its heavy tilt towards growth stocks, which significantly outperformed value stocks for the period. In particular, security selection within, and overweights to, Technology and Consumer Discretionary benefitted returns, as did security selection within, and an underweight to, Financials.

Despite a strong comeback during the second quarter of the year, the Non-U.S. equity portfolios were overall a detractor from relative performance for the first six months of the year. The worst relative performance came from the Harris Oakmark International Portfolio, which underperformed its benchmark by 11.0% for the period. The main drivers of underperformance were security selection within Industrials, Consumer Discretionary, Financials, Basic Materials and Communication Services, but underweights to Healthcare and Technology were headwinds as well. The Brighthouse/Dimensional International Small Company Portfolio underperformed its benchmark by 2.6%. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price detracted from relative performance, as those securities outperformed. The Portfolio’s overweight to the smaller stocks in the benchmark also detracted from relative performance. The Baillie Gifford International Stock Portfolio, on the other hand, had a strong period, outperforming its benchmark by 10.2%. The Portfolio benefitted from its security selection within Consumer Discretionary, Communication Services, Financials and Industrials, and an underweight to Energy abetted returns as well.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	-3.18	2.64	5.43	7.97
Class B	-3.22	2.37	5.17	7.70
Dow Jones Moderate Index	-3.66	1.99	5.47	7.51

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.2
PIMCO Total Return Portfolio (Class A)	5.9
MFS Value Portfolio (Class A)	5.2
TCW Core Fixed Income Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.5
T. Rowe Price Large Cap Value Portfolio (Class A)	4.3
Invesco Comstock Portfolio (Class A)	4.1
Western Asset Management U.S. Government Portfolio (Class A)	3.9
Harris Oakmark International Portfolio (Class A)	3.9
Baillie Gifford International Stock Portfolio (Class A)	3.7

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	33.1
Investment Grade Fixed Income	27.5
International Developed Market Equities	13.6
International Fixed Income	6.5
U.S. Small Cap Equities	6.2
High Yield Fixed Income	4.6
Global Equities	4.0
Emerging Market Equities	1.7
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.63%	$1,000.00	$968.20	$3.08
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class B (a)	Actual	0.88%	$1,000.00	$967.80	$4.31
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	40,300,441	$403,407,412
Baillie Gifford International Stock Portfolio (Class A) (b)	34,007,666	420,674,833
BlackRock Bond Income Portfolio (Class A) (b)	6,406,445	705,605,855
BlackRock Capital Appreciation Portfolio (Class A) (b)	7,328,637	315,937,545
BlackRock High Yield Portfolio (Class A) (a)	9,579,582	68,781,402
Brighthouse Small Cap Value Portfolio (Class A) (a)	12,732,619	142,732,655
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	11,788,362	117,294,206
Brighthouse/Artisan International Portfolio (Class A) (a)	30,736,471	341,789,560
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	159,491	29,051,344
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	11,866,895	114,278,202
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	24,282,620	227,042,498
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	24,975,560	228,776,127
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	39,515,428	327,582,902
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	17,717,692	509,383,640
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	25,654,961	350,190,215
Clarion Global Real Estate Portfolio (Class A) (a)	16,821,141	165,520,032
Harris Oakmark International Portfolio (Class A) (a)	44,614,751	442,132,185
Invesco Comstock Portfolio (Class A) (a)	44,873,259	461,297,107
Invesco Global Equity Portfolio (Class A) (a)	5,234,861	118,255,500
Invesco Small Cap Growth Portfolio (Class A) (a)	11,700,303	151,401,917
Jennison Growth Portfolio (Class A) (b)	22,191,192	385,904,824
JPMorgan Core Bond Portfolio (Class A) (a)	21,170,295	223,558,319
JPMorgan Small Cap Value Portfolio (Class A) (a)	7,465,725	85,333,237
Loomis Sayles Growth Portfolio (Class A) (a)	27,480,477	330,040,531
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	5,039,013	60,367,378
MFS Research International Portfolio (Class A) (a)	20,332,876	232,404,775

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	45,521,005	596,325,167
Neuberger Berman Genesis Portfolio (Class A) (b)	4,693,083	88,886,990
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	32,568,814	334,807,411
PIMCO Total Return Portfolio (Class A) (a)	55,115,071	672,955,017
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	9,484,959	85,174,936
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	13,674,894	313,018,312
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	21,544,506	491,214,744
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	8,983,762	88,490,052
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,452,140	174,029,569
TCW Core Fixed Income Portfolio (Class A) (a)	47,988,202	520,192,114
Van Eck Global Natural Resources Portfolio (Class A) (b)	48,719,363	336,163,603
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	2,881,798	28,039,895
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	18,223,868	230,531,926
Western Asset Management U.S. Government Portfolio (Class A) (b)	37,261,772	444,160,319

Total Mutual Funds (Cost $12,042,864,247)		11,362,734,256

Total Investments—100.0% (Cost $12,042,864,247)		11,362,734,256
Other assets and liabilities (net)—0.0%		(2,983,116)

Net Assets—100.0%		$11,359,751,140

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,362,734,256	$—	$—	$11,362,734,256
Total Investments	$11,362,734,256	$—	$—	$11,362,734,256

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Affiliated investments at value (a)	$11,362,734,256
Receivable for:
Affiliated investments sold	4,007,334
Fund shares sold	154,523

Total Assets	11,366,896,113
Liabilities
Payables for:
Fund shares redeemed	4,161,857
Accrued Expenses:
Management fees	496,676
Distribution and service fees	2,267,452
Deferred trustees’ fees	176,601
Other expenses	42,387

Total Liabilities	7,144,973

Net Assets	$11,359,751,140

Net Assets Consist of:
Paid in surplus	$11,226,324,135
Distributable earnings (Accumulated losses)	133,427,005

Net Assets	$11,359,751,140

Net Assets
Class A	$304,113,126
Class B	11,055,638,014
Capital Shares Outstanding*
Class A	28,545,415
Class B	1,043,027,193
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.65
Class B	10.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $12,042,864,247.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends from affiliated investments	$289,299,454

Total investment income	289,299,454
Expenses
Management fees	3,012,920
Administration fees	15,166
Custodian and accounting fees	13,644
Distribution and service fees—Class B	13,758,045
Audit and tax services	16,119
Legal	23,676
Trustees’ fees and expenses	13,815
Miscellaneous	8,952

Total expenses	16,862,337

Net Investment Income	272,437,117

Net Realized and Unrealized Gain (Loss)
Net realized gain on :
Affiliated investments	66,837,471
Capital gain distributions from Affiliated investments	543,527,562

Net realized gain	610,365,033

Net change in unrealized depreciation on affiliated investments	(1,309,827,374)

Net realized and unrealized loss	(699,462,341)

Net Decrease in Net Assets From Operations	$(427,025,224)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$272,437,117	$246,395,935
Net realized gain	610,365,033	815,652,926
Net change in unrealized appreciation (depreciation)	(1,309,827,374)	1,134,203,037

Increase (decrease) in net assets from operations	(427,025,224)	2,196,251,898

From Distributions to Shareholders
Class A	(29,082,412)	(31,612,012)
Class B	(1,036,530,572)	(1,201,449,993)

Total distributions	(1,065,612,984)	(1,233,062,005)

Increase (decrease) in net assets from capital share transactions	366,394,298	(375,733,019)

Total increase (decrease) in net assets	(1,126,243,910)	587,456,874

Net Assets
Beginning of period	12,485,995,050	11,898,538,176

End of period	$11,359,751,140	$12,485,995,050

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	544,605	$6,176,826	1,006,239	$11,934,481
Reinvestments	2,754,016	29,082,412	2,809,956	31,612,012
Redemptions	(1,681,614)	(18,773,568)	(2,946,596)	(35,162,517)

Net increase	1,617,007	$16,485,670	869,599	$8,383,976

Class B
Sales	3,548,909	$39,836,037	9,306,552	$109,451,891
Reinvestments	98,623,270	1,036,530,572	107,272,321	1,201,449,993
Redemptions	(64,743,493)	(726,457,981)	(143,617,051)	(1,695,018,879)

Net increase (decrease)	37,428,686	$349,908,628	(27,038,178)	$(384,116,995)

Increase (decrease) derived from capital shares transactions		$366,394,298		$(375,733,019)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.17		$11.30	$12.72	$11.76	$12.50	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.26	0.22	0.21	0.21	0.32
Net realized and unrealized gain (loss)	(0.69)		1.88	(0.92)	1.50	0.63	(0.41)

Total income (loss) from investment operations	(0.40)		2.14	(0.70)	1.71	0.84	(0.09)

Less Distributions
Distributions from net investment income	(0.29)		(0.28)	(0.24)	(0.25)	(0.43)	(0.10)
Distributions from net realized capital gains	(0.83)		(0.99)	(0.48)	(0.50)	(1.15)	(0.88)

Total distributions	(1.12)		(1.27)	(0.72)	(0.75)	(1.58)	(0.98)

Net Asset Value, End of Period	$10.65		$12.17	$11.30	$12.72	$11.76	$12.50

Total Return (%) (b)	(3.18	)(c)	19.85	(5.93)	14.93	7.47	(0.99)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income to average net assets (%) (f)	2.52	(e)(g)	2.21	1.76	1.68	1.74	2.40
Portfolio turnover rate (%)	8	(c)	13	10	6	10	15
Net assets, end of period (in millions)	$304.1		$327.6	$294.6	$343.0	$331.2	$330.1

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.09		$11.24	$12.65	$11.69	$12.44	$13.52

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.23	0.19	0.17	0.18	0.28
Net realized and unrealized gain (loss)	(0.67)		1.85	(0.91)	1.51	0.62	(0.41)

Total income (loss) from investment operations	(0.40)		2.08	(0.72)	1.68	0.80	(0.13)

Less Distributions
Distributions from net investment income	(0.26)		(0.24)	(0.21)	(0.22)	(0.40)	(0.07)
Distributions from net realized capital gains	(0.83)		(0.99)	(0.48)	(0.50)	(1.15)	(0.88)

Total distributions	(1.09)		(1.23)	(0.69)	(0.72)	(1.55)	(0.95)

Net Asset Value, End of Period	$10.60		$12.09	$11.24	$12.65	$11.69	$12.44

Total Return (%) (b)	(3.22	)(c)	19.42	(6.12)	14.73	7.11	(1.27)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income to average net assets (%) (f)	2.24	(e)(g)	1.98	1.51	1.43	1.52	2.15
Portfolio turnover rate (%)	8	(c)	13	10	6	10	15
Net assets, end of period (in millions)	$11,055.6		$12,158.4	$11,604.0	$14,189.2	$13,904.3	$14,389.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,067,771,618	$0	$951,394,919

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$3,012,920	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2020
AB International Bond Portfolio (Class A)	$428,659,632	$12,235,606	$(18,044,646)	$115,599	$(19,558,779)	$403,407,412
Baillie Gifford International Stock Portfolio (Class A)	442,863,110	33,842,458	(18,720,862)	6,411,168	(43,721,041)	420,674,833

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2020
BlackRock Bond Income Portfolio (Class A)	$764,994,255	$25,560,961	$(94,455,084)	$3,855,403	$5,650,320	$705,605,855
BlackRock Capital Appreciation Portfolio (Class A)	348,201,823	37,878,511	(73,811,779)	14,609,583	(10,940,593)	315,937,545
BlackRock High Yield Portfolio (Class A)	75,196,597	3,860,494	(4,019,186)	(629,979)	(5,626,524)	68,781,402
Brighthouse Small Cap Value Portfolio (Class A)	158,042,715	30,089,803	(81,565)	(22,329)	(45,295,969)	142,732,655
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	126,638,457	8,176,853	(3,249,575)	247,311	(14,518,840)	117,294,206
Brighthouse/Artisan International Portfolio (Class A)	380,281,031	16,645,910	(9,230,317)	2,011,071	(47,918,135)	341,789,560
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	31,621,187	4,343,950	(802,537)	(192,618)	(5,918,638)	29,051,344
Brighthouse/Dimensional International Small Company Portfolio (Class A)	126,924,070	14,654,748	(692,698)	(105,141)	(26,502,777)	114,278,202
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	248,829,876	11,542,842	(12,165,112)	(523,685)	(20,641,423)	227,042,498
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	245,562,804	8,628,750	(14,442,622)	(1,293,008)	(9,679,797)	228,776,127
Brighthouse/Templeton International Bond Portfolio (Class A)	365,602,839	22,919,655	(16,432,089)	(3,210,502)	(41,297,001)	327,582,902
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	568,794,007	66,286,685	(21,832,185)	1,102,014	(104,966,881)	509,383,640
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	380,232,049	27,608,346	(21,333,844)	3,331,155	(39,647,491)	350,190,215
Clarion Global Real Estate Portfolio (Class A)	185,628,048	27,415,019	(3,238,442)	749,222	(45,033,815)	165,520,032
Harris Oakmark International Portfolio (Class A)	474,343,015	103,320,200	(12,870,259)	(2,504,125)	(120,156,646)	442,132,185
Invesco Comstock Portfolio (Class A)	538,535,993	81,587,217	(10,899,786)	1,483,637	(149,409,954)	461,297,107
Invesco Global Equity Portfolio (Class A)	126,261,532	1,421,999	(5,823,573)	233,263	(3,837,721)	118,255,500
Invesco Small Cap Growth Portfolio (Class A)	157,839,599	9,366,917	(14,313,139)	(3,741,092)	2,249,632	151,401,917
Jennison Growth Portfolio (Class A)	411,756,180	44,011,385	(99,071,684)	15,562,613	13,646,330	385,904,824
JPMorgan Core Bond Portfolio (Class A)	242,977,439	8,247,447	(32,851,848)	1,668,920	3,516,361	223,558,319
JPMorgan Small Cap Value Portfolio (Class A)	94,702,346	12,515,166	(802,943)	(270,038)	(20,811,294)	85,333,237
Loomis Sayles Growth Portfolio (Class A)	347,247,830	119,328,418	(48,255,439)	21,065,458	(109,345,736)	330,040,531
Loomis Sayles Small Cap Growth Portfolio (Class A)	63,219,875	8,567,788	(2,955,579)	199,834	(8,664,540)	60,367,378
MFS Research International Portfolio (Class A)	253,209,089	14,005,582	(4,260,054)	435,204	(30,985,046)	232,404,775
MFS Value Portfolio (Class A)	695,516,063	51,412,604	(11,246,859)	1,482,572	(140,839,213)	596,325,167
Neuberger Berman Genesis Portfolio (Class A)	94,484,387	6,567,431	(4,408,282)	1,637,228	(9,393,774)	88,886,990
PIMCO Inflation Protected Bond Portfolio (Class A)	368,265,321	10,239,498	(53,733,991)	(5,239,064)	15,275,647	334,807,411
PIMCO Total Return Portfolio (Class A)	728,804,015	27,112,423	(97,130,597)	(990,751)	15,159,927	672,955,017
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	95,164,192	3,957,782	(1,495,152)	60,329	(12,512,215)	85,174,936
T. Rowe Price Large Cap Growth Portfolio (Class A)	348,152,575	26,086,654	(62,916,662)	4,193,154	(2,497,409)	313,018,312
T. Rowe Price Large Cap Value Portfolio (Class A)	569,201,706	79,806,838	(2,551,367)	653,737	(155,896,170)	491,214,744
T. Rowe Price Mid Cap Growth Portfolio (Class A)	94,872,370	9,349,563	(4,669,768)	(4,628)	(11,057,485)	88,490,052
T. Rowe Price Small Cap Growth Portfolio (Class A)	189,384,252	18,905,859	(5,745,609)	905,318	(29,420,251)	174,029,569
TCW Core Fixed Income Portfolio (Class A)	566,442,600	16,656,514	(83,348,685)	6,833,222	13,608,463	520,192,114
Van Eck Global Natural Resources Portfolio (Class A)	380,874,353	30,925,580	(3,648,666)	(1,749,903)	(70,237,761)	336,163,603
Wells Capital Management Mid Cap Value Portfolio (Class A)	31,633,092	4,760,008	(453,609)	3,514	(7,903,110)	28,039,895
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	249,189,152	13,999,608	(12,422,819)	(976,813)	(19,257,202)	230,531,926
Western Asset Management U.S. Government Portfolio (Class A)	489,197,984	13,928,546	(62,966,006)	(559,382)	4,559,177	444,160,319

	$12,489,347,460	$1,067,771,618	$(951,394,919)	$66,837,471	$(1,309,827,374)	$11,362,734,256

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2020
AB International Bond Portfolio (Class A)	$3,058,529	$9,175,588	40,300,441
Baillie Gifford International Stock Portfolio (Class A)	25,241,633	8,582,789	34,007,666
BlackRock Bond Income Portfolio (Class A)	—	25,550,227	6,406,445
BlackRock Capital Appreciation Portfolio (Class A)	37,878,245	—	7,328,637
BlackRock High Yield Portfolio (Class A)	—	3,860,423	9,579,582
Brighthouse Small Cap Value Portfolio (Class A)	6,607,438	2,421,136	12,732,619
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,713,248	11,788,362
Brighthouse/Artisan International Portfolio (Class A)	11,884,751	4,730,540	30,736,471
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	647,221	295,041	159,491
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4,571,852	3,165,981	11,866,895
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	11,541,912	24,282,620
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	8,621,539	24,975,560
Brighthouse/Templeton International Bond Portfolio (Class A)	—	22,822,557	39,515,428
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	57,654,125	8,628,089	17,717,692
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	23,466,655	4,128,613	25,654,961
Clarion Global Real Estate Portfolio (Class A)	3,571,175	8,160,449	16,821,141

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2020
Harris Oakmark International Portfolio (Class A)	$12,102,449	$15,572,383	44,614,751
Invesco Comstock Portfolio (Class A)	31,188,736	12,099,430	44,873,259
Invesco Global Equity Portfolio (Class A)	303,855	1,110,644	5,234,861
Invesco Small Cap Growth Portfolio (Class A)	9,211,715	144,454	11,700,303
Jennison Growth Portfolio (Class A)	43,139,725	871,305	22,191,192
JPMorgan Core Bond Portfolio (Class A)	—	8,238,824	21,170,295
JPMorgan Small Cap Value Portfolio (Class A)	—	1,268,437	7,465,725
Loomis Sayles Growth Portfolio (Class A)	116,531,105	2,797,313	27,480,477
Loomis Sayles Small Cap Growth Portfolio (Class A)	7,876,584	—	5,039,013
MFS Research International Portfolio (Class A)	8,123,857	5,876,833	20,332,876
MFS Value Portfolio (Class A)	38,963,657	12,363,468	45,521,005
Neuberger Berman Genesis Portfolio (Class A)	6,401,625	161,569	4,693,083
PIMCO Inflation Protected Bond Portfolio (Class A)	—	10,229,321	32,568,814
PIMCO Total Return Portfolio (Class A)	—	27,088,340	55,115,071
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,263,513	9,484,959
T. Rowe Price Large Cap Growth Portfolio (Class A)	25,324,779	760,387	13,674,894
T. Rowe Price Large Cap Value Portfolio (Class A)	40,232,703	13,673,357	21,544,506
T. Rowe Price Mid Cap Growth Portfolio (Class A)	9,118,289	226,140	8,983,762
T. Rowe Price Small Cap Growth Portfolio (Class A)	18,477,083	368,638	8,452,140
TCW Core Fixed Income Portfolio (Class A)	—	16,638,805	47,988,202
Van Eck Global Natural Resources Portfolio (Class A)	—	4,902,174	48,719,363
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,949,776	344,390	2,881,798
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	13,999,337	18,223,868
Western Asset Management U.S. Government Portfolio (Class A)	—	13,902,260	37,261,772

	$543,527,562	$289,299,454

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$12,110,347,741

Gross unrealized appreciation	314,147,701
Gross unrealized depreciation	(1,061,761,186)

Net unrealized appreciation (depreciation)	$(747,613,485)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$242,301,255	$224,544,990	$990,760,750	$520,855,994	$1,233,062,005	$745,400,984

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$256,964,246	$807,070,275	$562,213,889	$—	$1,626,248,410

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned -4.95% and -5.09%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned -5.95%.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2020 will be remembered by most for a long time to come, and the jury is still out on whether we have seen the worst of it and how permanent the scars will be. The driver of calamity is of course COVID-19, which, as of the end of the reporting period, was still wreaking havoc in large parts of the world, including the U.S. And as if the virus itself was not devastating enough, governments around the world have decreed various degrees of temporary shutdowns of their respective economies, adding to our list of worries an unprecedented drop in economic activity and rise in unemployment.

The drop in economic activity (“GDP”) in the first quarter of 2020 is estimated to have been -5%. However, this number is expected to pale in comparison with the drop in GDP for the second quarter, where the full impact of the economic shutdown that started in late March will be felt. So-called high frequency data on consumer spending, consumer behavior and unemployment has led to wildly different GDP projections, ranging from -25% for the optimists to -40% for the pessimists on an annualized basis (the quarterly number gets multiplied by four). These estimates are based on numbers indicating that private consumption dropped 6.6% in March, and another 12.6% in April, as businesses shut down and consumers were ordered, or at the very least strongly encouraged, to only leave their house for essential needs. The impact on employment was felt immediately and the number of new claims for unemployment is on track to hit an astonishing 50 million by July.

At face value, these numbers draw a picture of an economic meltdown that will exceed even that of the Great Depression, although there are two main differences between now and then. First is the fact that this is the first recession by government decree, as businesses and consumers were forced to change their behavior in response to COVID-19 (although it’s likely that behavior would have changed regardless of government guidelines as the number of new cases continues to rise). As such, the economy, by most measures, was in a healthy condition prior to the shut-down, giving us hope that the recovery in economic activity will be as unprecedented as the drop we have witnessed in the first half of the year. But an economic recovery demands more than hope, which leads us to the second main difference between now and the Great Depression. While the government in 1930 significantly cut spending in response to the crisis, government today has embarked on an unparalleled spending spree in form of nearly $2.9 trillion (13.5% of GDP, or 54% annualized for comparison with GDP projections above) worth of fiscal stimulus directly to consumers and business.

The actions by the government has resulted in national personal income in April and May being 8.3% and 3.8% higher, respectively, than income levels in February, despite the extraordinary rise in unemployment. But while income levels, on average, are yet to be negatively impacted, consumers are still unwilling and/or unable to spend like they used to, and the economy will sooner or later be forced to stand on its own as government stimulus runs out. What that eventually will look like is anyone’s guess at this point, but we can at least find a glimmer of hope in data indicating that perhaps economic activity bottomed out in April, as more businesses were reopening than shutting down, and as consumers find new ways of spending money like online shopping and home improvements. And finally, it is worth noting that while close to 50 million people lost their job, “only” around 20 million people are still filing for unemployment, indicating that 30 million people have gone back to work.

In the end though, the eventual economic outcome is directly tied to the degree to which we can handle COVID-19 itself. Concerningly, it has proven more difficult to fight the virus in the U.S. than what some had expected when comparing to countries in Europe and Asia. As such, we believe investors should brace themselves for a continuation of the extreme volatility we experienced over the first half of the year, which included the fastest drop of 30% for the S&P 500 Index ever experienced, followed by one of the fastest recoveries, led by technology stocks. As such, the S&P 500 Index, after having faced the worst drop in economic activity in history, was down just 3.1% over the first six months of the year, and large capitalization growth stocks, as measured by the Russell 1000 Growth Index, were up 9.8%. Small Capitalization stocks, as measured by the Russell 2000 Index, however, were down 13.0% for the year to date period ending June 30, 2020. Foreign Developed and Emerging Markets equities as measured by MSCI EAFE Index and the MSCI Emerging Markets Index, were down 11.3% and 9.8% respectively.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the six-month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index. The main drivers of performance were an overweight to U.S. Large Cap equities, underweights to Foreign Developed Bonds and Emerging Market Equities, and strong-performing underlying U.S. Mid Cap and U.S. Small Cap portfolios.

The underlying Fixed Income portfolios subtracted from relative performance during the first half of 2020. The largest detractor was the Western Asset Management Strategic Bond Opportunities Portfolio, which underperformed its benchmark by 8.6%. The most meaningful detractor from performance was the Portfolio’s exposure to Emerging Markets bonds and currencies, but the Portfolio’s exposure

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

to Investment Grade and High Yield bonds detracted as well, as the month of March was one of the worst on record for the two asset classes. Another underperformer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 7.0%. A short duration profile hurt relative performance, but the main detractors were currency positions in the Brazilian real and the Argentine peso. The best relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which outperformed its benchmark by 0.9%. The Portfolio’s underexposure to CCC-rated and defaulted loan categories over the period contributed to relative performance, as did favorable security selection within the BB-rated and B-rated loan segments and underweights to the Air Transport and Retailers segments.

The overall contribution from the underlying U.S. Equity portfolios detracted from relative performance for the period. Within the Portfolio’s Large Cap portfolios, the biggest detractor was the Brighthouse/Wellington Core Equity Opportunities Portfolio, which underperformed its benchmark by 4.1%. The biggest drivers of underperformance were security selection within Consumer Discretionary, Healthcare and Consumer Staples, as well as underweights to Technology and Communication Services and an overweight to Industrials. The Invesco Comstock Portfolio also detracted from relative returns, as it underperformed its benchmark by 3.9%. Security selection within Energy, Consumer Discretionary and Financials dampened performance, but the biggest drag on performance was the Portfolio’s overweight to the Energy sector, which was down over 35% for the period. The Jennison Growth Portfolio, on the other hand, had a very strong showing, outperforming its benchmark by 10.7%. The Portfolio benefitted from strong security selection within Technology, Consumer Discretionary, Communication Services and Healthcare, as well as an underweight to Industrials. The Mid Cap portfolios, overall, managed to outperform despite the T. Rowe Price Mid Cap Growth Portfolio underperforming its benchmark by 6.0%. Security selection within Consumer Discretionary, Healthcare and Financials were all headwinds for performance, as was an underweight to Technology and overweights to Energy, Utilities and Financials. The Morgan Stanley Discovery Portfolio, on the other hand, outperformed its benchmark by an impressive 57.9% for the period. The Portfolio’s overweight to Technology, Communication Services and Healthcare all contributed to performance, as did an underweight to Industrials. In terms of security selection, the Portfolio benefitted from selections within Technology, Consumer Discretionary, Communication Services and Healthcare. The Small Cap portfolios also outperformed, led by the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 22.2%. The Portfolio benefitted from its heavy tilt towards growth stocks which significantly outperformed value stocks for the period. In particular, security selection within, and overweights to, Technology and Consumer Discretionary benefitted returns, as did security selection within, and an underweight to, Financials.

Despite a strong comeback during the second quarter of the year, the Non-U.S. equity portfolios were overall a detractor from relative performance for the first six months of the year. The worst relative performance came from the Harris Oakmark International Portfolio, which underperformed its benchmark by 11.0% for the period. The main drivers of underperformance were security selection within Industrials, Consumer Discretionary, Financials, Basic Materials and Communication Services, but underweights to Healthcare and Technology were headwinds as well. The Brighthouse/Dimensional International Small Company Portfolio underperformed its benchmark by 2.6%. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price detracted from relative performance, as those securities outperformed. The Portfolio’s overweight to the smaller stocks in the benchmark also detracted from relative performance. The Baillie Gifford International Stock Portfolio, on the other hand, had a strong period, outperforming its benchmark by 10.2%. The Portfolio benefitted from its security selection within Consumer Discretionary, Communication Services, Financials and Industrials, and an underweight to Energy abetted returns as well.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	-4.95	1.85	6.06	9.35
Class B	-5.09	1.66	5.79	9.08
Dow Jones Moderately Aggressive Index	-5.95	0.81	5.88	8.89

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.8
Jennison Growth Portfolio (Class A)	5.3
Invesco Comstock Portfolio (Class A)	5.2
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.9
Harris Oakmark International Portfolio (Class A)	4.9
Loomis Sayles Growth Portfolio (Class A)	4.7
Baillie Gifford International Stock Portfolio (Class A)	4.5
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.4
Brighthouse/Artisan International Portfolio (Class A)	3.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	38.7
International Developed Market Equities	21.9
Investment Grade Fixed Income	10.1
U.S. Small Cap Equities	8.8
Global Equities	4.8
International Fixed Income	4.3
High Yield Fixed Income	3.5
U.S. Mid Cap Equities	3.1
Emerging Market Equities	2.5
Real Estate Equities	2.4

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.69%	$1,000.00	$950.50	$3.35
	Hypothetical*	0.69%	$1,000.00	$1,021.43	$3.47

Class B (a)	Actual	0.94%	$1,000.00	$949.10	$4.56
	Hypothetical*	0.94%	$1,000.00	$1,020.19	$4.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	13,739,376	$137,531,152
Baillie Gifford International Stock Portfolio (Class A) (b)	33,826,718	418,436,497
BlackRock Bond Income Portfolio (Class A) (b)	2,233,286	245,974,112
BlackRock Capital Appreciation Portfolio (Class A) (b)	7,103,851	306,247,033
BlackRock High Yield Portfolio (Class A) (a)	6,381,092	45,816,239
Brighthouse Small Cap Value Portfolio (Class A) (a)	14,178,345	158,939,245
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	11,764,929	117,061,045
Brighthouse/Artisan International Portfolio (Class A) (a)	31,729,958	352,837,132
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	127,967	23,309,175
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	18,902,731	182,033,300
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	9,624,597	89,989,982
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	31,367,072	260,033,030
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	15,909,679	457,403,275
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	24,321,431	331,987,534
Clarion Global Real Estate Portfolio (Class A) (a)	22,258,874	219,027,317
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,443,665	48,839,180
Harris Oakmark International Portfolio (Class A) (a)	45,429,573	450,207,071
Invesco Comstock Portfolio (Class A) (a)	46,724,569	480,328,565
Invesco Global Equity Portfolio (Class A) (a)	6,429,834	145,249,946
Invesco Small Cap Growth Portfolio (Class A) (a)	17,274,570	223,532,932
Jennison Growth Portfolio (Class A) (b)	28,211,231	490,593,313
JPMorgan Core Bond Portfolio (Class A) (a)	8,382,680	88,521,100
JPMorgan Small Cap Value Portfolio (Class A) (a)	11,904,696	136,070,674
Loomis Sayles Growth Portfolio (Class A) (a)	36,178,387	434,502,426
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	10,312,390	123,542,432

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio (Class A) (a)	24,914,686	284,774,858
MFS Value Portfolio (Class A) (b)	41,037,708	537,593,973
Morgan Stanley Discovery Portfolio (Class A) (a)	930,084	28,051,337
Neuberger Berman Genesis Portfolio (Class A) (b)	1,280,151	24,246,063
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	12,892,475	132,534,642
PIMCO Total Return Portfolio (Class A) (a)	21,825,633	266,490,974
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	12,776,229	114,730,536
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	17,569,856	402,174,006
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	19,945,066	454,747,499
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	9,776,409	96,297,630
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	7,006,366	144,261,080
TCW Core Fixed Income Portfolio (Class A) (a)	18,389,068	199,337,493
Van Eck Global Natural Resources Portfolio (Class A) (b)	42,709,580	294,696,100
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	9,173,965	89,262,676
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	14,526,607	183,761,581

Total Mutual Funds (Cost $9,902,396,881)		9,220,974,155

Total Investments—100.0% (Cost $9,902,396,881)		9,220,974,155
Other assets and liabilities (net)—0.0%		(2,460,852)

Net Assets—100.0%		$9,218,513,303

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,220,974,155	$—	$—	$9,220,974,155
Total Investments	$9,220,974,155	$—	$—	$9,220,974,155

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Affiliated investments at value (a)	$9,220,974,155
Receivable for:
Affiliated investments sold	3,543,569
Fund shares sold	146,428

Total Assets	9,224,664,152
Liabilities
Payables for:
Fund shares redeemed	3,689,997
Accrued Expenses:
Management fees	408,460
Distribution and service fees	1,805,257
Deferred trustees’ fees	203,949
Other expenses	43,186

Total Liabilities	6,150,849

Net Assets	$9,218,513,303

Net Assets Consist of:
Paid in surplus	$9,125,447,130
Distributable earnings (Accumulated losses)	93,066,173

Net Assets	$9,218,513,303

Net Assets
Class A	$407,791,620
Class B	8,810,721,683
Capital Shares Outstanding*
Class A	36,079,084
Class B	783,206,867
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.30
Class B	11.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,902,396,881.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends from affiliated investments	$197,097,493

Total investment income	197,097,493
Expenses
Management fees	2,467,931
Administration fees	15,166
Custodian and accounting fees	13,644
Distribution and service fees—Class B	10,912,280
Audit and tax services	16,119
Legal	23,676
Trustees’ fees and expenses	13,815
Miscellaneous	8,057

Total expenses	13,470,688

Net Investment Income	183,626,805

Net Realized and Unrealized Gain (Loss)
Net realized gain on :
Affiliated investments	58,627,258
Capital gain distributions from affiliated investments	607,029,027

Net realized gain	665,656,285

Net change in unrealized depreciation on affiliated investments	(1,390,474,617)

Net realized and unrealized loss	(724,818,332)

Net Decrease in Net Assets From Operations	$(541,191,527)

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$183,626,805	$159,607,354
Net realized gain	665,656,285	917,743,516
Net change in unrealized appreciation (depreciation)	(1,390,474,617)	1,047,476,092

Increase (decrease) in net assets from operations	(541,191,527)	2,124,826,962

From Distributions to Shareholders
Class A	(47,795,951)	(50,128,614)
Class B	(1,017,374,474)	(1,142,580,570)

Total distributions	(1,065,170,425)	(1,192,709,184)

Increase (decrease) in net assets from capital share transactions	522,934,206	(27,180,108)

Total increase (decrease) in net assets	(1,083,427,746)	904,937,670

Net Assets
Beginning of period	10,301,941,049	9,397,003,379

End of period	$9,218,513,303	$10,301,941,049

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	559,625	$6,805,954	923,474	$12,128,911
Reinvestments	4,275,130	47,795,951	4,082,135	50,128,614
Redemptions	(1,325,818)	(15,988,834)	(3,028,390)	(39,709,971)

Net increase	3,508,937	$38,613,071	1,977,219	$22,547,554

Class B
Sales	3,463,276	$40,793,561	3,957,689	$51,665,555
Reinvestments	91,408,309	1,017,374,474	93,500,865	1,142,580,570
Redemptions	(47,264,029)	(573,846,900)	(95,364,115)	(1,243,973,787)

Net increase (decrease)	47,607,556	$484,321,135	2,094,439	$(49,727,662)

Increase (decrease) derived from capital shares transactions		$522,934,206		$(27,180,108)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.48		$12.36	$14.25	$12.86	$13.98	$14.92

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.24	0.21	0.19	0.20	0.29
Net realized and unrealized gain (loss)	(0.94)		2.57	(1.25)	2.22	0.82	(0.47)

Total income (loss) from investment operations	(0.68)		2.81	(1.04)	2.41	1.02	(0.18)

Less Distributions
Distributions from net investment income	(0.27)		(0.28)	(0.22)	(0.25)	(0.46)	(0.08)
Distributions from net realized capital gains	(1.23)		(1.41)	(0.63)	(0.77)	(1.68)	(0.68)

Total distributions	(1.50)		(1.69)	(0.85)	(1.02)	(2.14)	(0.76)

Net Asset Value, End of Period	$11.30		$13.48	$12.36	$14.25	$12.86	$13.98

Total Return (%) (b)	(4.95	)(c)	24.04	(7.91)	19.44	8.43	(1.50)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.05
Ratio of net investment income to average net assets (%) (f)	2.13	(e)(g)	1.82	1.50	1.42	1.55	1.96
Portfolio turnover rate (%)	8	(c)	13	11	7	10	13
Net assets, end of period (in millions)	$407.8		$439.2	$378.2	$436.4	$398.2	$386.4

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.41		$12.30	$14.18	$12.80	$13.92	$14.86

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.21	0.17	0.16	0.17	0.25
Net realized and unrealized gain (loss)	(0.93)		2.55	(1.23)	2.21	0.81	(0.46)

Total income (loss) from investment operations	(0.69)		2.76	(1.06)	2.37	0.98	(0.21)

Less Distributions
Distributions from net investment income	(0.24)		(0.24)	(0.19)	(0.22)	(0.42)	(0.05)
Distributions from net realized capital gains	(1.23)		(1.41)	(0.63)	(0.77)	(1.68)	(0.68)

Total distributions	(1.47)		(1.65)	(0.82)	(0.99)	(2.10)	(0.73)

Net Asset Value, End of Period	$11.25		$13.41	$12.30	$14.18	$12.80	$13.92

Total Return (%) (b)	(5.09	)(c)	23.73	(8.11)	19.16	8.14	(1.70)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.30
Ratio of net investment income to average net assets (%) (f)	1.84	(e)(g)	1.58	1.26	1.17	1.32	1.73
Portfolio turnover rate (%)	8	(c)	13	11	7	10	13
Net assets, end of period (in millions)	$8,810.7		$9,862.7	$9,018.8	$11,119.7	$10,460.0	$10,742.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$980,428,015	$0	$732,342,398

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$2,467,931	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2020
AB International Bond Portfolio (Class A)	$147,256,976	$4,205,669	$(7,166,556)	$(42,530)	$(6,722,407)	$137,531,152
Baillie Gifford International Stock Portfolio (Class A)	443,784,027	33,559,032	(21,027,915)	6,786,906	(44,665,553)	418,436,497
BlackRock Bond Income Portfolio (Class A)	269,577,427	8,996,650	(35,862,013)	1,063,978	2,198,070	245,974,112

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2020
BlackRock Capital Appreciation Portfolio (Class A)	$339,327,371	$36,335,421	$(71,609,089)	$14,966,599	$(12,773,269)	$306,247,033
BlackRock High Yield Portfolio (Class A)	50,474,645	2,571,633	(2,989,571)	(393,951)	(3,846,517)	45,816,239
Brighthouse Small Cap Value Portfolio (Class A)	182,500,298	28,965,969	(109,530)	(4,551)	(52,412,941)	158,939,245
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	130,554,288	3,969,409	(2,152,220)	237,711	(15,548,143)	117,061,045
Brighthouse/Artisan International Portfolio (Class A)	391,774,130	17,204,619	(8,528,609)	1,686,569	(49,299,577)	352,837,132
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	26,051,494	2,749,961	(349,470)	(84,106)	(5,058,704)	23,309,175
Brighthouse/Dimensional International Small Company Portfolio (Class A)	209,554,697	17,225,268	(611,234)	(105,205)	(44,030,226)	182,033,300
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	99,967,573	4,595,756	(6,040,530)	(521,994)	(8,010,823)	89,989,982
Brighthouse/Templeton International Bond Portfolio (Class A)	293,575,651	21,364,234	(19,270,211)	(3,211,398)	(32,425,246)	260,033,030
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	520,599,276	59,525,218	(27,697,103)	(4,308,257)	(90,715,859)	457,403,275
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	365,923,914	26,144,270	(24,634,675)	2,957,732	(38,403,707)	331,987,534
Clarion Global Real Estate Portfolio (Class A)	250,832,246	30,809,177	(2,144,387)	433,921	(60,903,640)	219,027,317
Frontier Mid Cap Growth Portfolio (Class A)	52,175,160	5,432,286	(3,883,018)	540,140	(5,425,388)	48,839,180
Harris Oakmark International Portfolio (Class A)	494,947,523	91,977,414	(7,326,482)	(2,668,096)	(126,723,288)	450,207,071
Invesco Comstock Portfolio (Class A)	574,942,624	67,823,812	(4,017,275)	795,301	(159,215,897)	480,328,565
Invesco Global Equity Portfolio (Class A)	156,157,467	1,735,877	(7,963,738)	887,408	(5,567,068)	145,249,946
Invesco Small Cap Growth Portfolio (Class A)	234,042,806	13,795,454	(21,684,668)	(7,870,436)	5,249,776	223,532,932
Jennison Growth Portfolio (Class A)	522,390,298	55,217,585	(121,209,170)	17,706,325	16,488,275	490,593,313
JPMorgan Core Bond Portfolio (Class A)	97,276,139	3,494,422	(14,323,157)	710,805	1,362,891	88,521,100
JPMorgan Small Cap Value Portfolio (Class A)	155,971,626	15,950,820	(742,235)	(208,747)	(34,900,790)	136,070,674
Loomis Sayles Growth Portfolio (Class A)	468,392,788	156,162,593	(72,593,230)	32,281,376	(149,741,101)	434,502,426
Loomis Sayles Small Cap Growth Portfolio (Class A)	130,241,455	16,320,499	(5,401,880)	767,072	(18,384,714)	123,542,432
MFS Research International Portfolio (Class A)	313,278,307	17,158,961	(7,606,718)	1,618,821	(39,674,513)	284,774,858
MFS Value Portfolio (Class A)	625,620,465	46,299,939	(8,518,949)	272,631	(126,080,113)	537,593,973
Morgan Stanley Discovery Portfolio (Class A)	25,514,118	4,001,777	(9,653,298)	4,060,382	4,128,358	28,051,337
Neuberger Berman Genesis Portfolio (Class A)	25,934,084	1,791,069	(1,326,585)	373,737	(2,526,242)	24,246,063
PIMCO Inflation Protected Bond Portfolio (Class A)	147,630,744	4,102,965	(23,162,377)	(3,777,454)	7,740,764	132,534,642
PIMCO Total Return Portfolio (Class A)	291,749,737	11,513,666	(42,400,032)	793,578	4,834,025	266,490,974
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	130,687,685	3,074,372	(1,653,514)	26,508	(17,404,515)	114,730,536
T. Rowe Price Large Cap Growth Portfolio (Class A)	443,706,099	33,136,396	(74,999,139)	3,763,028	(3,432,378)	402,174,006
T. Rowe Price Large Cap Value Portfolio (Class A)	547,491,932	57,337,755	(1,019,822)	263,650	(149,326,016)	454,747,499
T. Rowe Price Mid Cap Growth Portfolio (Class A)	104,287,353	10,163,188	(5,911,322)	25,991	(12,267,580)	96,297,630
T. Rowe Price Small Cap Growth Portfolio (Class A)	156,177,034	15,702,688	(3,936,513)	594,849	(24,276,978)	144,261,080
TCW Core Fixed Income Portfolio (Class A)	219,506,032	6,459,019	(34,476,388)	2,754,233	5,094,597	199,337,493
Van Eck Global Natural Resources Portfolio (Class A)	360,493,547	20,400,975	(16,454,215)	(13,017,203)	(56,727,004)	294,696,100
Wells Capital Management Mid Cap Value Portfolio (Class A)	104,342,728	11,987,097	(847,224)	(107,922)	(26,112,003)	89,262,676
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	200,024,133	11,165,100	(11,038,336)	(1,420,143)	(14,969,173)	183,761,581

	$10,304,735,897	$980,428,015	$(732,342,398)	$58,627,258	$(1,390,474,617)	$9,220,974,155

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2020
AB International Bond Portfolio (Class A)	$1,040,713	$3,122,140	13,739,376
Baillie Gifford International Stock Portfolio (Class A)	25,043,584	8,515,448	33,826,718
BlackRock Bond Income Portfolio (Class A)	—	8,903,587	2,233,286
BlackRock Capital Appreciation Portfolio (Class A)	36,335,421	—	7,103,851
BlackRock High Yield Portfolio (Class A)	—	2,564,638	6,381,092
Brighthouse Small Cap Value Portfolio (Class A)	7,358,888	2,696,487	14,178,345
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,694,635	11,764,929
Brighthouse/Artisan International Portfolio (Class A)	12,301,750	4,896,520	31,729,958
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	517,405	235,864	127,967
Brighthouse/Dimensional International Small Company Portfolio (Class A)	7,278,346	5,040,210	18,902,731
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,571,901	9,624,597
Brighthouse/Templeton International Bond Portfolio (Class A)	—	18,116,582	31,367,072
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	51,770,222	7,747,548	15,909,679
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	22,232,554	3,911,491	24,321,431
Clarion Global Real Estate Portfolio (Class A)	4,725,599	10,798,407	22,258,874
Frontier Mid Cap Growth Portfolio (Class A)	5,431,560	—	1,443,665
Harris Oakmark International Portfolio (Class A)	12,259,484	15,774,442	45,429,573

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2020
Invesco Comstock Portfolio (Class A)	$32,375,460	$12,559,811	46,724,569
Invesco Global Equity Portfolio (Class A)	372,686	1,362,231	6,429,834
Invesco Small Cap Growth Portfolio (Class A)	13,579,120	212,942	17,274,570
Jennison Growth Portfolio (Class A)	54,124,420	1,093,165	28,211,231
JPMorgan Core Bond Portfolio (Class A)	—	3,261,381	8,382,680
JPMorgan Small Cap Value Portfolio (Class A)	—	2,021,122	11,904,696
Loomis Sayles Growth Portfolio (Class A)	152,470,086	3,660,023	36,178,387
Loomis Sayles Small Cap Growth Portfolio (Class A)	16,122,580	—	10,312,390
MFS Research International Portfolio (Class A)	9,956,346	7,202,462	24,914,686
MFS Value Portfolio (Class A)	35,127,318	11,146,168	41,037,708
Morgan Stanley Discovery Portfolio (Class A)	4,001,725	—	930,084
Neuberger Berman Genesis Portfolio (Class A)	1,746,910	44,089	1,280,151
PIMCO Inflation Protected Bond Portfolio (Class A)	—	4,048,192	12,892,475
PIMCO Total Return Portfolio (Class A)	—	10,724,018	21,825,633
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	3,049,600	12,776,229
T. Rowe Price Large Cap Growth Portfolio (Class A)	32,170,463	965,933	17,569,856
T. Rowe Price Large Cap Value Portfolio (Class A)	37,246,092	12658337	19,945,066
T. Rowe Price Mid Cap Growth Portfolio (Class A)	9,915,968	245,923	9,776,409
T. Rowe Price Small Cap Growth Portfolio (Class A)	15,317,467	305,601	7,006,366
TCW Core Fixed Income Portfolio (Class A)	—	6,373,875	18,389,068
Van Eck Global Natural Resources Portfolio (Class A)	—	4,345,677	42,709,580
Wells Capital Management Mid Cap Value Portfolio (Class A)	6,206,860	1,096,320	9,173,965
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	11,130,723	14,526,607

	$607,029,027	$197,097,493

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$9,975,838,900

Gross unrealized appreciation	320,834,198
Gross unrealized depreciation	(1,075,698,943)

Net unrealized appreciation (depreciation)	$(754,864,745)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$176,829,938	$144,740,754	$1,015,879,246	$489,610,263	$1,192,709,184	$634,351,017

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$173,636,159	$890,393,551	$635,609,872	$—	$1,699,639,582

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 1.21%, 1.08%, 1.16%, and 1.14%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 4.16%.

MARKET ENVIRONMENT / CONDITIONS

The period was dominated by the coronavirus (“COVID-19”) pandemic and the multi-pronged response to contain its human and financial toll. We entered 2020 expecting global growth to accelerate in the second half of the year because of the substantial monetary stimulus from 2019, stabilizing leading economic indicators and an improving trade outlook.

In March, the shock of COVID-19 became evident as the pandemic overwhelmed the health care system, causing hospitals in the Northeast to run out of essential supplies. As casualties escalated, authorities responded with widespread lockdowns that cascaded across markets, sending asset prices into a free-fall.

The U.S. Federal Reserve (the “Fed”) and the government responded with an unprecedented level of stimulus to restore confidence and support businesses, local governments and consumers. The Fed increased its assets by $2 trillion to more than $7 trillion, easing financial conditions and allowing companies to repair their balance sheets. Its asset base could be $12 trillion by year-end, or 50% of gross domestic product versus 18% in 2019. Simultaneously, the aggressive fiscal stimulus propped up the U.S. consumer, resulting in a surprising improvement in consumer credit trends despite record job losses. This open-ended, two-barreled spigot of monetary and fiscal stimulus provided the necessary fuel for a market rebound in the second quarter.

As the infection rate moderated and lockdowns eased, positive re-opening indicators such as better than expected employment and retail data, combined with optimistic vaccine trials and encouraging commentary from corporations supported equities advance. The rally continued despite a multitude of negative headlines that included sustained civil unrest, simmering geopolitical tensions, changing calculus of the upcoming elections and growing fears about stimulus cliff. Stocks retreated in the final few weeks of the period as COVID-19 cases spiked in the South and the West of the U.S. with the daily infection rate surpassing the initial surge in the Northeast.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Growth Index over the trailing six-month period ended June 30, 2020. The underperformance was a result of both negative sector allocation and stock selection.

Sector allocation accounted for approximately two-thirds of the underperformance during the period. The most significant detractor was an underweight in Information Technology, followed by an overweight in Materials and Financials. The effect was partially offset by modest underweights in Energy and Consumer Staples. During the period, the Portfolio favored economically sensitive sectors, given our expectation of an improving economy coupled with attractive valuations in these areas. The COVID-19 pandemic proved to be a significant headwind for this allocation as the growth outlook deteriorated causing the most expensive stocks to outperform.

In stock selection, the largest detractor was Consumer Discretionary, followed by Financials and Communication Services. Luxury goods retailer Capri Holdings was a large detractor in the period because of the widespread store closures and the significant anxiety surrounding international travel. We exited our position in the period and re-invested proceeds into better risk-reward opportunities. Eldorado Resorts, an operator of local casinos, suffered in the period as the company temporarily closed its properties due to the pandemic. We added to our position during the sell-off. In Financials, our investment in Webster Financial Corp., a bank holding company, fell as the Fed slashed its target rate to zero, putting pressure on the bank’s earnings.

On the positive side, the most significant contributor to stock selection was Information Technology, followed by Industrials and Materials. Six of the top ten contributors were within Information Technology, including Square, Inc. The stock rose over the period as the company exceeded estimates of user growth and profitability in its peer-to-peer payment app while solidifying its competitive position among small merchants. Coupa Software advanced significantly as it posted better than expected results and raised its annual forecast. The company also benefited from investors’ increased appetite for high growth software companies given their ability to grow despite the challenging macro backdrop.

Overall, we increased the Portfolio’s weightings in Health Care and Information Technology, while reducing exposure in Industrials, Energy and Consumer Discretionary.

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

Following the Russell Midcap Growth Index reconstitution at the end of the period, the Information Technology and Health Care sectors together made up 60% of the benchmark compared to 53% a month prior and 47% a year ago (June 2019). The Portfolio was overweight Health Care entering the recent reconstitution; however, at period end we were collectively underweight these two sectors by a combined 7%. At period end, the Portfolio remained underweight Consumer Staples and overweight Financials where our holdings had similar recurring revenue characteristics as Consumer Staples but faster growth potential. At period end, we continued to look for companies that are market leaders in their industries, have defendable business models, and offer multiple ways to win at favorable relative valuations.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	1.21	8.31	9.40	13.42
Class B	1.08	8.02	9.13	13.14
Class D	1.16	8.18	9.29	13.31
Class E	1.14	8.16	9.23	13.25
Russell Midcap Growth Index	4.16	11.91	11.59	15.09

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Global Payments, Inc.	2.7
Square, Inc. - Class A	2.7
IHS Markit, Ltd.	2.5
Eldorado Resorts, Inc.	2.4
Lam Research Corp.	2.3
Splunk, Inc.	2.2
Microchip Technology, Inc.	2.2
FMC Corp.	2.1
Coupa Software, Inc.	2.0
SBA Communications Corp.	1.9

Top Sectors

% of Net Assets
Information Technology	32.3
Health Care	20.7
Industrials	14.0
Consumer Discretionary	13.8
Financials	8.9
Materials	5.7
Communication Services	2.6
Real Estate	1.9

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.73%	$1,000.00	$1,012.10	$3.65
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class B (a)	Actual	0.98%	$1,000.00	$1,010.80	$4.90
	Hypothetical*	0.98%	$1,000.00	$1,019.99	$4.92

Class D (a)	Actual	0.83%	$1,000.00	$1,011.60	$4.15
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

Class E (a)	Actual	0.88%	$1,000.00	$1,011.40	$4.40
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
BWX Technologies, Inc.	183,763	$10,408,336
L3Harris Technologies, Inc. (a)	91,396	15,507,160

		25,915,496

Banks—1.0%
SVB Financial Group (b)	56,677	12,215,594

Biotechnology—6.5%
ACADIA Pharmaceuticals, Inc. (a) (b)	96,034	4,654,768
BioMarin Pharmaceutical, Inc. (b)	121,829	15,026,389
Exact Sciences Corp. (a) (b)	220,229	19,146,709
Incyte Corp. (b)	134,913	14,026,905
Moderna, Inc. (a) (b)	93,634	6,012,239
Seattle Genetics, Inc. (b)	100,184	17,023,265

		75,890,275

Building Products—0.5%
Masco Corp.	119,102	5,980,111

Capital Markets—6.1%
KKR & Co., Inc. (a)	698,364	21,565,480
Moody’s Corp.	78,141	21,467,677
MSCI, Inc.	39,331	13,129,474
Nasdaq, Inc.	123,712	14,779,873

		70,942,504

Chemicals—3.3%
FMC Corp.	246,628	24,569,081
Sherwin-Williams Co. (The)	24,320	14,053,312

		38,622,393

Commercial Services & Supplies—3.5%
Cintas Corp.	61,775	16,454,389
Stericycle, Inc. (a) (b)	167,345	9,367,973
Waste Connections, Inc.	166,806	15,644,735

		41,467,097

Construction & Engineering—1.5%
Jacobs Engineering Group, Inc.	81,368	6,900,006
Quanta Services, Inc.	275,320	10,800,804

		17,700,810

Construction Materials—0.9%
Vulcan Materials Co. (a)	94,921	10,996,598

Containers & Packaging—1.5%
Ball Corp.	249,507	17,338,241

Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc. (b)	98,877	11,588,384

Electrical Equipment—1.4%
Rockwell Automation, Inc. (a)	77,424	16,491,312

Electronic Equipment, Instruments & Components—1.2%
Amphenol Corp. - Class A	151,535	14,518,568

Entertainment—1.2%
Electronic Arts, Inc. (b)	105,583	13,942,235

Equity Real Estate Investment Trusts—1.9%
SBA Communications Corp.	75,959	22,629,705

Health Care Equipment & Supplies—10.2%
Alcon, Inc. (b)	121,305	6,953,203
Cooper Cos., Inc. (The)	24,573	6,969,886
DexCom, Inc. (b)	41,105	16,663,967
Edwards Lifesciences Corp. (b)	106,869	7,385,716
Hologic, Inc. (b)	141,237	8,050,509
IDEXX Laboratories, Inc. (b)	37,193	12,279,641
Insulet Corp. (a) (b)	88,027	17,100,125
ResMed, Inc.	70,263	13,490,496
STERIS plc	42,351	6,498,337
Teleflex, Inc.	54,214	19,732,812
Varian Medical Systems, Inc. (b)	36,948	4,526,869

		119,651,561

Health Care Providers & Services—1.5%
Humana, Inc.	27,905	10,820,164
Molina Healthcare, Inc. (b)	34,394	6,121,444

		16,941,608

Health Care Technology—1.0%
Veeva Systems, Inc. - Class A (b)	48,741	11,425,865

Hotels, Restaurants & Leisure—3.2%
Domino’s Pizza, Inc.	26,938	9,951,975
Eldorado Resorts, Inc. (a) (b)	687,347	27,535,121

		37,487,096

Industrial Conglomerates—0.5%
Roper Technologies, Inc.	15,764	6,120,531

Insurance—1.8%
Aon plc - Class A	110,404	21,263,810

Interactive Media & Services—1.3%
Twitter, Inc. (b)	527,367	15,710,263

IT Services—8.9%
Booz Allen Hamilton Holding Corp.	85,463	6,648,167
Genpact, Ltd.	279,147	10,194,448
Global Payments, Inc.	185,896	31,531,680
Leidos Holdings, Inc.	151,519	14,192,785
MongoDB, Inc. (a) (b)	46,881	10,611,046
Square, Inc. - Class A (a) (b)	298,759	31,351,769

		104,529,895

Leisure Products—1.0%
Mattel, Inc. (a) (b)	1,158,691	11,204,542

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	68,307	$6,036,290
Illumina, Inc. (b)	13,670	5,062,684

		11,098,974

Marine—0.4%
Kirby Corp. (b)	92,546	4,956,764

Multiline Retail—1.8%
Dollar General Corp.	108,103	20,594,703

Pharmaceuticals—0.6%
Horizon Therapeutics plc (b)	136,271	7,573,942

Professional Services—2.5%
IHS Markit, Ltd.	381,300	28,788,150

Road & Rail—1.4%
Knight-Swift Transportation Holdings, Inc. (a)	381,040	15,893,178

Semiconductors & Semiconductor Equipment—10.7%
Advanced Micro Devices, Inc. (b)	294,596	15,498,696
Cree, Inc. (a) (b)	129,956	7,692,096
KLA Corp.	68,936	13,406,673
Lam Research Corp.	83,496	27,007,616
Marvell Technology Group, Ltd.	452,942	15,880,146
Microchip Technology, Inc. (a)	247,229	26,035,686
Monolithic Power Systems, Inc. (a)	39,775	9,426,675
Xilinx, Inc.	98,263	9,668,097

		124,615,685

Software—11.5%
Atlassian Corp. plc - Class A (a) (b)	91,033	16,410,519
Autodesk, Inc. (b)	51,116	12,226,436
Coupa Software, Inc. (a) (b)	83,746	23,200,992
Dynatrace, Inc. (b)	206,660	8,390,396
Five9, Inc. (a) (b)	117,102	12,959,678
Guidewire Software, Inc. (a) (b)	73,295	8,124,751
Paycom Software, Inc. (b)	27,356	8,472,974
RingCentral, Inc. - Class A (a) (b)	63,734	18,164,827
Splunk, Inc. (b)	131,287	26,086,727

		134,037,300

Specialty Retail—5.2%
Advance Auto Parts, Inc.	44,594	6,352,415
Burlington Stores, Inc. (b)	51,060	10,055,246
Carvana Co. (a) (b)	41,120	4,942,624
Floor & Decor Holdings, Inc. - Class A (a) (b)	173,508	10,002,736
O’Reilly Automotive, Inc. (b)	52,398	22,094,665
Ross Stores, Inc.	82,753	7,053,866

		60,501,552

Textiles, Apparel & Luxury Goods—1.7%
lululemon athletica, Inc. (b)	63,822	19,913,102

Total Common Stocks (Cost $884,294,731)		1,168,547,844

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $2,557,934; collateralized by U.S. Treasury Inflation Indexed Note at 0.500%, maturing 04/15/24 with a value of $2,609,139.	2,557,934	2,557,934

Total Short-Term Investments (Cost $2,557,934)		2,557,934

Securities Lending Reinvestments (c)—17.4%

Certificates of Deposit—6.7%
Agricultural Bank of China 0.700%, 08/06/20	2,000,000	2,000,488
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (d)	2,000,000	1,999,714
0.330%, SOFR + 0.250%, 07/10/20 (d)	1,000,000	1,000,338
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (d)	2,000,000	2,000,246
0.460%, FEDEFF PRV + 0.380%, 09/09/20 (d)	1,000,000	1,000,256
0.490%, SOFR + 0.410%, 10/02/20 (d)	2,000,000	2,000,730
Bank of Nova Scotia 1.820%, 10/06/20	2,007,794	2,007,814
Barclays Bank plc 0.420%, 08/13/20	5,000,000	5,000,550
BNP Paribas S.A. New York 0.520%, 1M LIBOR + 0.340%, 10/09/20 (d)	2,000,000	2,001,018
China Construction Bank Corp. 0.500%, 08/18/20	3,000,000	2,999,949
Credit Agricole S.A.
0.310%, FEDEFF PRV + 0.230%, 01/29/21 (d)	2,000,000	2,000,000
0.500%, FEDEFF PRV + 0.420%, 07/20/20 (d)	2,000,000	2,000,356
Credit Industriel et Commercial
Zero Coupon, 09/01/20	2,995,527	2,998,320
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (d)	2,000,000	2,000,244
Credit Suisse AG 0.560%, SOFR + 0480%, 10/06/20 (d)	5,000,000	5,002,450
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (d)	1,500,000	1,496,271
0.300%, SOFR + 0.210%, 02/22/21 (d)	1,500,000	1,496,370
Mitsubishi UFJ Trust and Banking Corp. 0.410%, 09/21/20	3,000,000	3,000,390
Mizuho Bank, Ltd. 0.390%, 1M LIBOR + 0.200%, 11/23/20 (d)	6,000,000	6,000,288
MUFG Bank Ltd. 1.790%, 07/17/20	1,000,000	1,000,760
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (d)	2,000,000	2,000,282

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Royal Bank of Canada New York
0.260%, FEDEFF PRV + 0.180%, 02/12/21 (d)	2,000,000	$1,994,594
Standard Chartered Bank 0.240%, FEDEFF PRV + 0.160%, 08/07/20 (d)	5,000,000	4,997,785
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	4,987,001	4,992,600
0.398%, 1M LIBOR + 0.220%, 08/03/20 (d)	1,000,053	1,000,104
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/18/20	991,479	999,640
0.381%, 3M LIBOR + 0.700%, 12/02/20 (d)	2,000,000	1,999,766
Toronto-Dominion Bank
0.430%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,000,000	2,000,154
0.450%, FEDEFF PRV + 0.370%, 09/08/20 (d)	1,000,164	1,000,175
0.504%, 3M LIBOR+0.700%, 02/16/21 (d)	2,000,000	2,006,322
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (d)	7,000,000	7,000,000

		78,997,974

Commercial Paper—1.1%
Bank of China, Ltd. 0.550%, 08/19/20	1,997,250	1,998,726
LMA S.A. & LMA Americas 0.950%, 10/06/20	1,988,706	1,998,268
Svenska Handelsbanken AB 0.277%, 1M LIBOR + 0.100%, 11/10/20 (d)	1,000,000	999,954
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (d)	8,000,000	8,000,000

		12,996,948

Repurchase Agreements—3.8%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $6,002,508; collateralized by various Common Stock with an aggregate market value of $6,600,000.	6,000,000	6,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $5,452,833.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,700,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $2,754,001.	2,700,000	2,700,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,500,004; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $1,530,001.	1,500,000	1,500,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $700,004; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $714,004.	700,000	700,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $1,100,010; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $1,222,324.	1,100,000	1,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $13,891,303; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $14,169,110.	13,891,284	13,891,284
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,500,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $2,765,272.	2,500,000	2,500,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $4,100,024; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $4,535,046.	4,100,000	4,100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $900,006; collateralized by various Common Stock with an aggregate market value of $1,000,164.	900,000	900,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $1,000,051; collateralized by various Common Stock with an aggregate market value of $1,111,335.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,000,006; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $1,111,218.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $4,000,187; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $4,444,871.	4,000,000	4,000,000

		44,391,284

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposit—0.1%
DBS Bank, Ltd. 0.420%, 08/11/20	1,000,000	$1,000,000

Mutual Funds—5.7%
BlackRock Liquidity Funds, Institutional Shares 0.100% (e)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (e)	15,000,000	15,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (e)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (e)	5,000,000	5,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (e)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (e)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (e)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (e)	2,000,000	2,000,000

		67,000,000

Total Securities Lending Reinvestments (Cost $204,370,899)		204,386,206

Total Investments—117.5% (Cost $1,091,223,564)		1,375,491,984
Other assets and liabilities (net)—(17.5)%		(205,295,654)

Net Assets—100.0%		$1,170,196,330

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $201,581,985 and the collateral received consisted of cash in the amount of $204,359,256 and non-cash collateral with a value of $2,375,279. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,168,547,844	$—	$—	$1,168,547,844
Total Short-Term Investment*	—	2,557,934	—	2,557,934
Securities Lending Reinvestments
Certificates of Deposit	—	78,997,974	—	78,997,974
Commercial Paper	—	12,996,948	—	12,996,948
Repurchase Agreements	—	44,391,284	—	44,391,284
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	67,000,000	—	—	67,000,000
Total Securities Lending Reinvestments	67,000,000	137,386,206	—	204,386,206
Total Investments	$1,235,547,844	$139,944,140	$—	$1,375,491,984

Collateral for Securities Loaned (Liability)	$—	$(204,359,256)	$—	$(204,359,256)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,375,491,984
Receivable for:
Investments sold	10,935,168
Fund shares sold	26,491
Dividends	308,758

Total Assets	1,386,762,401
Liabilities
Collateral for securities loaned	204,359,256
Payables for:
Investments purchased	10,457,617
Fund shares redeemed	739,377
Accrued Expenses:
Management fees	657,930
Distribution and service fees	39,851
Deferred trustees’ fees	161,933
Other expenses	150,107

Total Liabilities	216,566,071

Net Assets	$1,170,196,330

Net Assets Consist of:
Paid in surplus	$875,759,811
Distributable earnings (Accumulated losses)	294,436,519

Net Assets	$1,170,196,330

Net Assets
Class A	$922,285,718
Class B	157,703,233
Class D	80,766,369
Class E	9,441,010
Capital Shares Outstanding*
Class A	27,261,040
Class B	5,434,166
Class D	2,463,708
Class E	290,580
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$33.83
Class B	29.02
Class D	32.78
Class E	32.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,091,223,564.
(b)	Includes securities loaned at value of $201,581,985.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$3,932,003
Interest	7,132
Securities lending income	406,167

Total investment income	4,345,302
Expenses
Management fees	3,942,366
Administration fees	26,469
Custodian and accounting fees	35,456
Distribution and service fees—Class B	185,722
Distribution and service fees—Class D	38,318
Distribution and service fees—Class E	6,677
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	72,668
Insurance	4,094
Miscellaneous	7,721

Total expenses	4,379,286
Less management fee waiver	(129,256)
Less broker commission recapture	(51,988)

Net expenses	4,198,042

Net Investment Income	147,260

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,798,630
Foreign currency transactions	(35)

Net realized gain	10,798,595

Net change in unrealized appreciation on investments	1,229,421

Net realized and unrealized gain	12,028,016

Net Increase in Net Assets From Operations	$12,175,276

(a)	Net of foreign withholding taxes of $12,590.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$147,260	$(770,117)
Net realized gain	10,798,595	132,537,803
Net change in unrealized appreciation	1,229,421	194,617,631

Increase in net assets from operations	12,175,276	326,385,317

From Distributions to Shareholders
Class A	(102,347,531)	(117,619,780)
Class B	(20,193,651)	(23,262,664)
Class D	(9,210,470)	(11,085,496)
Class E	(1,084,382)	(1,262,028)

Total distributions	(132,836,034)	(153,229,968)

Increase in net assets from capital share transactions	74,938,831	16,357,704

Total increase (decrease) in net assets	(45,721,927)	189,513,053

Net Assets
Beginning of period	1,215,918,257	1,026,405,204

End of period	$1,170,196,330	$1,215,918,257

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	141,391	$4,287,785	120,236	$4,338,786
Reinvestments	3,109,922	102,347,531	3,403,350	117,619,780
Redemptions	(1,342,632)	(47,199,683)	(2,796,821)	(102,793,535)

Net increase	1,908,681	$59,435,633	726,765	$19,165,031

Class B
Sales	184,653	$5,155,388	277,800	$9,010,757
Reinvestments	715,326	20,193,651	768,252	23,262,664
Redemptions	(455,913)	(14,143,606)	(1,056,726)	(34,523,751)

Net increase (decrease)	444,066	$11,205,433	(10,674)	$(2,250,330)

Class D
Sales	28,534	$946,520	91,889	$3,347,094
Reinvestments	288,820	9,210,470	329,533	11,085,496
Redemptions	(186,946)	(6,330,712)	(429,280)	(15,389,230)

Net increase (decrease)	130,408	$3,826,278	(7,858)	$(956,640)

Class E
Sales	11,830	$395,849	12,627	$452,401
Reinvestments	34,305	1,084,382	37,797	1,262,028
Redemptions	(30,804)	(1,008,744)	(36,987)	(1,314,786)

Net increase	15,331	$471,487	13,437	$399,643

Increase derived from capital shares transactions		$74,938,831		$16,357,704

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$37.70		$32.45	$38.43	$31.41	$33.70		$37.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.01)	(0.03)	(0.02)	(0.00	)(b)(c)	(0.03)
Net realized and unrealized gain (loss)	0.33		10.30	(1.60)	7.88	1.63		1.51

Total income (loss) from investment operations	0.34		10.29	(1.63)	7.86	1.63		1.48

Less Distributions
Distributions from net realized capital gains	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$33.83		$37.70	$32.45	$38.43	$31.41		$33.70

Total Return (%) (d)	1.21	(e)	33.13	(5.64)	25.26	5.40		2.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.75	0.75	0.75	0.75		0.74
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.73	0.73	0.73	0.73		0.73
Ratio of net investment income (loss) to average net assets (%)	0.07	(f)	(0.02)	(0.08)	(0.06)	(0.00	)(b)(h)	(0.09)
Portfolio turnover rate (%)	30	(e)	60	44	31	40		60
Net assets, end of period (in millions)	$922.3		$955.7	$799.0	$949.7	$863.5		$878.5

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$32.99		$28.97	$34.83	$28.61	$31.11		$34.85

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.09)	(0.11)	(0.10)	(0.07	)(b)	(0.12)
Net realized and unrealized gain (loss)	0.27		9.15	(1.40)	7.16	1.49		1.44

Total income (loss) from investment operations	0.24		9.06	(1.51)	7.06	1.42		1.32

Less Distributions
Distributions from net realized capital gains	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$29.02		$32.99	$28.97	$34.83	$28.61		$31.11

Total Return (%) (d)	1.08	(e)	32.84	(5.90)	24.93	5.16		2.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(f)	1.00	1.00	1.00	1.00		0.99
Net ratio of expenses to average net assets (%) (g)	0.98	(f)	0.98	0.98	0.98	0.98		0.98
Ratio of net investment loss to average net assets (%)	(0.18	)(f)	(0.27)	(0.33)	(0.31)	(0.25	)(b)	(0.35)
Portfolio turnover rate (%)	30	(e)	60	44	31	40		60
Net assets, end of period (in millions)	$157.7		$164.6	$144.9	$181.9	$167.7		$181.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$36.68		$31.71	$37.69	$30.85	$33.20		$36.83

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)		(0.04)	(0.06)	(0.06)	(0.03	)(b)	(0.07)
Net realized and unrealized gain (loss)	0.32		10.05	(1.57)	7.74	1.60		1.50

Total income (loss) from investment operations	0.31		10.01	(1.63)	7.68	1.57		1.43

Less Distributions
Distributions from net realized capital gains	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$32.78		$36.68	$31.71	$37.69	$30.85		$33.20

Total Return (%) (d)	1.16	(e)	33.01	(5.76)	25.14	5.29		2.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(f)	0.85	0.85	0.85	0.85		0.84
Net ratio of expenses to average net assets (%) (g)	0.83	(f)	0.83	0.83	0.83	0.83		0.83
Ratio of net investment loss to average net assets (%)	(0.03	)(f)	(0.12)	(0.18)	(0.16)	(0.10	)(b)	(0.20)
Portfolio turnover rate (%)	30	(e)	60	44	31	40		60
Net assets, end of period (in millions)	$80.8		$85.6	$74.2	$89.6	$82.3		$89.8

	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$36.40		$31.52	$37.50	$30.71	$33.08		$36.73

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)		(0.06)	(0.08)	(0.07)	(0.05	)(b)	(0.09)
Net realized and unrealized gain (loss)	0.31		9.98	(1.55)	7.70	1.60		1.50

Total income (loss) from investment operations	0.30		9.92	(1.63)	7.63	1.55		1.41

Less Distributions
Distributions from net realized capital gains	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(4.21)		(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$32.49		$36.40	$31.52	$37.50	$30.71		$33.08

Total Return (%) (d)	1.14	(e)	32.92	(5.79)	25.09	5.25		2.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(f)	0.90	0.90	0.90	0.90		0.89
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.88	0.88	0.88	0.88		0.88
Ratio of net investment loss to average net assets (%)	(0.08	)(f)	(0.17)	(0.23)	(0.21)	(0.15	)(b)	(0.25)
Portfolio turnover rate (%)	30	(e)	60	44	31	40		60
Net assets, end of period (in millions)	$9.4		$10.0	$8.3	$10.4	$9.4		$10.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $2,557,934. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,391,284. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$337,262,113	$0	$382,015,637

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$3,942,366	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $150 million

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,091,638,409

Gross unrealized appreciation	302,423,528
Gross unrealized depreciation	(18,569,953)

Net unrealized appreciation (depreciation)	$283,853,575

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$5,968,761	$1,005,813	$147,261,207	$131,700,509	$153,229,968	$132,706,322

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$—	$132,641,162	$282,624,154	$—	$415,265,316

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Jennison Growth Portfolio returned 20.49%, 20.34%, and 20.45%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 9.81%.

MARKET ENVIRONMENT / CONDITIONS

The period saw two distinct environments. From the beginning of 2020 through mid-February, global equities markets advanced solidly, reflecting ongoing reaction to the U.S. Federal Reserve’s rate cut in October 2019 and the announcement of a framework agreement that brought relief from U.S.-China trade war anxiety. The U.S. economy was proceeding along a steady path of 1.5%-2.0% growth, with unemployment at record low levels. Stocks peaked at new highs on February 19, then dropped more than 30% in only 25 trading days, as the COVID-19 outbreak spread rapidly around the globe, disrupting markets and life virtually everywhere. Exacerbating the turmoil, Saudi Arabia and Russia declared an oil price war, causing energy prices to plummet. Policy makers responded to these events with historic monetary and fiscal actions. The subsequent recovery in equity prices was as swift and dramatic as their earlier decline. Perhaps even more remarkable was the number of stocks that closed at record highs on June 30. The logic in the market’s bifurcation between winners and losers in a COVID/post-COVID environment lifted advantaged companies and industries to records, while beleaguered companies with bleak prospects for recovery saw equity values atrophy.

This bifurcation was also manifest in the widely divergent performance of sectors within the Russell 1000 Growth Index. Consumer Discretionary and Information Technology, the only sectors to outperform the overall benchmark, posted double-digit gains, while Energy and Industrials posted double-digit declines.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index over the six-month period ended June 30, 2020. Portfolio holdings in virtually every sector contributed positively to absolute and relative return in the period, with stock selection and sector weights both broadly beneficial. Positions in the Portfolio’s largest areas—Information Technology, Consumer Discretionary, and Communication Services—were especially strong performers. Industrials was the only sector to detract from Portfolio absolute and relative return. Consumer Staples positions lost ground but outperformed the benchmark sector; the Portfolio’s underweight in the sector also benefited relative performance.

The impressive performance of many Portfolio holdings was a reflection of indications that the digital transformation of the global economy is accelerating meaningfully, as social-distancing and shelter-in-place directives necessitated by the pandemic have underscored the value, utility, and resilience of ecommerce, digitally enabled payment, cloud computing, and streaming business models.

In Consumer Discretionary, businesses that have migrated to digital direct-to-consumer business (“DTC”) models were notably strong contributors to Portfolio performance. Amazon has operated in DTC mode for years, and its relevance and dominance became even more apparent. Tesla surged on a host of impressive financial results made possible by solid production, increased capacity, and strong execution. The stock’s advance reflected continued strong demand with indications that production is back to pre-COVID levels. The position in Adidas (Germany) was eliminated during the period based on the company’s softer-than-expected fourth-quarter gross margin, COVID-19-related sporting event cancellations, and an anticipated back-up in wholesale inventories.

Information Technology holdings were likewise strong performers. Recognition of the importance of digital commerce in times of restricted personal mobility was beneficial to Shopify (Canada), which provides cloud-based, easy-to-use infrastructure tools to enable omni-channel ecommerce capability. Key facilitators of ecommerce, digital payments processors were likewise strong performers. Adyen (Netherlands) has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services. PayPal is the largest ecommerce payments enabler in the U.S. and many developing countries. It was expected to deepen and extend its services among global, consumer, and business clients.

With millions of people around the world working from home, the advantage of housing mission-critical software applications and services on the cloud is now uncontestable. In addition to a strong and stable enterprise business, Microsoft has a differentiated hybrid cloud strategy that is leading to an increase in its share of technology capital spending. Its Azure cloud business hosts Microsoft software as well as hundreds of cloud-native applications that Microsoft customers or third parties create. The company’s Teams collaboration platform was also benefitting from increased work-from-home requirements. Adobe offers content creation and digital marketing applications and services that are transforming businesses operations. Twilio’s cloud communications platform enables software developers to build, scale, and operate communications functions such as phone calls, text messages, video, and e-mail within their mobile applications through Twilio’s web-service application programming interfaces (“APIs”). Its cloud capabilities positioned the company to benefit significantly as businesses across industries scramble to retool their customer relationships for an environment of social-distancing and restricted mobility. Coupa Software is a leader in cloud-based spend-management software that simplifies corporate procurement, invoicing, and expense management. The markets in which Coupa competes are large and well-established, and the company has acquired new customers at an accelerated rate over the past several years.

The increased demand for cloud storage has led to robust data center spending by chipmaker Nvidia’s largest customers. Nvidia recently

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

acquired Mellanox, which could enhance its functionality and potentially lead to further share gains in the data center space. Mellanox makes end-to-end interconnect solutions that provide high throughput and low latency, delivering data faster to data-intensive applications.

With its huge installed base, Apple has been benefiting from rapid growth in service business subscriptions, a key source of recurring revenue. In our view, the upcoming product cycle should provide robust revenue and profit growth when it ultimately commences. Apple announced in the second quarter that it will begin replacing Intel processors in Mac personal computers with chips designed in-house, potentially enhancing gross margins.

In Communication Services, Netflix continued to enhance its long-term competitive position with the video-streaming industry’s largest commitment of investment dollars in exclusive and original content. Given its still-low global penetration and the accelerating shift from linear TV, we believe Netflix still has significant room for growth.

Industrials was the Portfolio’s only sector to detract from absolute and relative return. Material restrictions on travel related to the COVID-19 pandemic created financial strains on airlines, leading to airline order cancellations and deferrals as well as balance sheet concerns. The position in Safran (France) was eliminated during the reporting period based on the company’s exposure to this airline industry challenge. Boeing has been affected by the longer-than-anticipated 737 Max 8 jet recertification process as well as the effects of the COVID-19 outbreak.

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Sector weights over the course of 2020’s first six months were largely stable, with exposure to Information Technology increasing, and exposure to Industrials decreasing. As of June 30, 2020, and relative to the Russell 1000 Growth Index, the Portfolio’s biggest overweight was in Consumer Discretionary and its biggest underweight was in Health Care.

Kathleen A. McCarragher

Spiros Segalas

Michael A. Del Balso

Blair Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	20.49	32.24	17.74	18.13
Class B	20.34	31.90	17.44	17.84
Class E	20.45	32.05	17.56	17.96
Russell 1000 Growth Index	9.81	23.28	15.88	17.23

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.6
Microsoft Corp.	6.7
Apple, Inc.	5.3
Tesla, Inc.	4.1
Netflix, Inc.	3.9
Facebook, Inc. - Class A	3.6
MasterCard, Inc. - Class A	3.3
Adobe, Inc.	3.1
Salesforce.com, Inc.	3.0
NVIDIA Corp.	3.0

Top Sectors

% of Net Assets
Information Technology	43.2
Consumer Discretionary	21.5
Communication Services	15.0
Health Care	10.1
Consumer Staples	3.0
Industrials	3.0
Financials	2.7
Real Estate	0.7

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.54%	$1,000.00	$1,204.90	$2.96
	Hypothetical*	0.54%	$1,000.00	$1,022.18	$2.72

Class B (a)	Actual	0.79%	$1,000.00	$1,203.40	$4.33
	Hypothetical*	0.79%	$1,000.00	$1,020.94	$3.97

Class E (a)	Actual	0.69%	$1,000.00	$1,204.50	$3.78
	Hypothetical*	0.69%	$1,000.00	$1,021.43	$3.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Boeing Co. (The)	160,950	$29,502,135

Automobiles—4.1%
Tesla, Inc. (a) (b)	112,013	120,952,758

Biotechnology—2.3%
BioMarin Pharmaceutical, Inc. (a) (b)	194,585	24,000,114
Vertex Pharmaceuticals, Inc. (a)	147,129	42,713,020

		66,713,134

Capital Markets—2.7%
Goldman Sachs Group, Inc. (The)	200,691	39,660,556
S&P Global, Inc.	121,607	40,067,074

		79,727,630

Entertainment—4.6%
Netflix, Inc. (a)	252,961	115,107,374
Spotify Technology S.A. (a)	78,006	20,140,369

		135,247,743

Equity Real Estate Investment Trusts—0.7%
American Tower Corp.	76,811	19,858,716

Food & Staples Retailing—1.8%
Costco Wholesale Corp.	178,367	54,082,658

Health Care Equipment & Supplies—3.6%
Boston Scientific Corp. (a)	260,165	9,134,393
Danaher Corp.	170,149	30,087,448
DexCom, Inc. (a)	75,206	30,488,512
Edwards Lifesciences Corp. (a)	186,330	12,877,266
Intuitive Surgical, Inc. (a)	39,561	22,543,045

		105,130,664

Health Care Providers & Services—0.3%
Humana, Inc.	23,159	8,979,902

Hotels, Restaurants & Leisure—1.3%
Chipotle Mexican Grill, Inc. (a)	35,878	37,756,572

Interactive Media & Services—10.4%
Alphabet, Inc. - Class A (a)	51,790	73,440,810
Alphabet, Inc. - Class C (a)	51,785	73,203,794
Facebook, Inc. - Class A (a)	468,648	106,415,901
Match Group, Inc. (a)	18,526	1,983,208
Tencent Holdings, Ltd.	802,449	51,544,354

		306,588,067

Internet & Direct Marketing Retail—9.6%
Alibaba Group Holding, Ltd. (ADR) (a)	273,169	58,922,553
Amazon.com, Inc. (a)	81,076	223,674,091

		282,596,644

IT Services—13.3%
Adyen NV (a)	29,698	43,266,705
MasterCard, Inc. - Class A	326,481	96,540,432
PayPal Holdings, Inc. (a)	359,015	62,551,183
Shopify, Inc. - Class A (a)	68,047	64,590,212
Twilio, Inc. - Class A (a) (b)	184,933	40,577,999
Visa, Inc. - A Shares (b)	429,966	83,056,532

		390,583,063

Life Sciences Tools & Services—0.6%
Illumina, Inc. (a)	51,667	19,134,873

Personal Products—1.1%
Estee Lauder Cos., Inc. (The) - Class A	180,872	34,126,929

Pharmaceuticals—3.4%
AstraZeneca plc (ADR)	1,096,631	58,000,814
Eli Lilly and Co.	250,589	41,141,702

		99,142,516

Road & Rail—1.9%
Uber Technologies, Inc. (a)	1,187,210	36,898,487
Union Pacific Corp.	123,010	20,797,300

		57,695,787

Semiconductors & Semiconductor Equipment—3.0%
NVIDIA Corp.	233,264	88,619,326

Software—21.6%
Adobe, Inc. (a)	208,567	90,791,301
Atlassian Corp. plc - Class A (a) (b)	128,149	23,101,420
Coupa Software, Inc. (a) (b)	104,452	28,937,382
Crowdstrike Holdings, Inc. - Class A (a) (b)	285,041	28,586,762
Microsoft Corp.	965,452	196,479,136
RingCentral, Inc. - Class A (a) (b)	112,077	31,943,066
Salesforce.com, Inc. (a)	474,502	88,888,460
ServiceNow, Inc. (a)	84,502	34,228,380
Splunk, Inc. (a) (b)	239,350	47,558,845
Trade Desk, Inc. (The) - Class A (a) (b)	44,074	17,916,081
Workday, Inc. - Class A (a)	260,185	48,748,262

		637,179,095

Specialty Retail—1.7%
Home Depot, Inc. (The)	199,569	49,994,030

Technology Hardware, Storage & Peripherals—5.3%
Apple, Inc.	427,807	156,063,994

Textiles, Apparel & Luxury Goods—4.9%
Kering S.A.	56,644	30,767,292
lululemon athletica, Inc. (a)	212,223	66,215,698
NIKE, Inc. - Class B	474,393	46,514,234

		143,497,224

Total Common Stocks (Cost $1,458,203,435)		2,923,173,460

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Short-Term Investment—0.9%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $26,330,584; collateralized by U.S. Treasury Note at 1.750%, maturing 06/30/24, with a market value of $26,857,221.	26,330,584	$26,330,584

Total Short-Term Investments (Cost $26,330,584)		26,330,584

Securities Lending Reinvestments (c)—12.0%

Certificates of Deposit—3.9%
Agricultural Bank of China 0.700%, 08/06/20	3,000,000	3,000,732
Banco del Estado de Chile 0.230%, SOFR + 0.150%, 08/25/20 (d)	3,000,000	2,998,371
Bank of Montreal (Chicago) 0.295%, 1M LIBOR + 0.110%, 11/13/20 (d)	5,000,000	4,999,285
Barclays Bank plc 0.420%, 08/13/20	7,000,000	7,000,770
Canadian Imperial Bank of Commerce 0.240%, FEDEFF PRV + 0.160%, 02/26/21 (d)	5,000,000	4,993,650
Credit Agricole S.A. 0.500%, FEDEFF PRV + 0.420%, 07/20/20 (d)	1,000,000	1,000,178
Credit Industriel et Commercial
Zero Coupon, 09/01/20	2,995,527	2,998,320
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (d)	1,000,000	1,000,122
Credit Suisse AG
0.540%, SOFR + 0.460%, 11/03/20 (d)	2,000,000	2,000,980
0.560%, SOFR + 0.480%, 10/06/20 (d)	2,000,000	2,000,980
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (d)	2,000,000	2,000,290
DZ Bank AG Zero Coupon, 07/15/20	1,981,964	1,999,840
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (d)	1,500,000	1,496,271
0.300%, SOFR + 0.210%, 02/22/21 (d)	1,500,000	1,496,370
Mitsubishi UFJ Trust and Banking Corp. 0.410%, 09/21/20	2,000,000	2,000,260
Mizuho Bank, Ltd. 1.560%, 07/27/20	4,000,000	4,004,168
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (d)	7,000,000	7,000,336
MUFG Bank Ltd. 1.790%, 07/17/20	1,000,000	1,000,760
National Australia Bank, Ltd. 1.790%, 07/14/20	4,000,000	4,002,480
NatWest Bank plc 0.310%, 09/04/20	13,000,000	12,999,740
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (d)	2,000,000	2,000,282
Rabobank International London 0.387%, 1M LIBOR + 0.210%, 01/08/21 (d)	2,500,000	2,493,725
Royal Bank of Canada New York
0.260%, FEDEFF PRV + 0.180%, 02/12/21 (d)	2,000,000	1,994,594
0.370%, SOFR + 0.290%, 07/16/20 (d)	6,000,000	5,999,784

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	6,981,801	6,989,640
0.304%, 1M LIBOR + 0.120%, 07/28/20 (d)	5,000,000	5,000,120
0.398%, 1M LIBOR + 0.220%, 08/03/20 (d)	4,000,217	4,000,416
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/18/20	991,479	999,640
0.381%, 3M LIBOR + 0.070%, 12/02/20 (d)	5,000,000	4,999,415
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (d)	4,000,000	4,000,408
Toronto-Dominion Bank 0.430%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,000,000	2,000,154
UBS AG 0.411%, 3M LIBOR + 0.080%, 12/04/20 (d)	2,000,000	1,999,260
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (d)	3,000,000	3,000,000

		115,471,341

Commercial Paper—0.3%
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (d)	10,000,000	10,000,000

Repurchase Agreements—2.3%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/20 at 0.070%, due on 07/01/20 with a maturity value of $14,899,598; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.375%, maturity dates ranging from 05/31/22 - 02/15/38, and an aggregate market value of $15,197,575.	14,899,569	14,899,569
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $8,003,344; collateralized by various Common Stock with an aggregate market value of $8,800,000.	8,000,000	8,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $7,633,967.	7,000,000	7,000,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $3,500,010; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $3,570,003.	3,500,000	3,500,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $6,300,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $6,426,001.	6,300,000	6,300,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $1,600,010; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $1,632,008.	1,600,000	$1,600,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $2,200,020; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $2,444,648.	2,200,000	2,200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $2,432,510; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $2,481,157.	2,432,506	2,432,506
HSBC Bank plc Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $3,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.375%, maturity dates ranging from 08/31/20 - 02/15/47, and an aggregate market value of $3,061,233.	3,000,000	3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $1,600,010; collateralized by various Common Stock with an aggregate market value of $1,778,069.	1,600,000	1,600,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $3,500,177; collateralized by various Common Stock with an aggregate market value of $3,889,672.	3,500,000	3,500,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,000,012; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,222,435.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $10,000,467; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $11,112,176.	10,000,000	10,000,000

		66,032,075

Time Deposit—0.2%
Skandi NY 0.060%, 07/01/20	5,000,000	5,000,000

Mutual Funds—5.3%
BlackRock Liquidity Funds, Institutional Shares 0.100% (e)	15,000,000	15,000,000

Mutual Funds—(Continued)
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (e)	20,000,000	20,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (e)	20,000,000	20,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (e)	35,000,000	35,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (e)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (e)	10,000,000	10,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (e)	12,000,000	12,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (e)	20,000,000	20,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (e)	15,000,000	15,000,000

		157,000,000

Total Securities Lending Reinvestments (Cost $353,512,729)		353,503,416

Total Investments—112.1% (Cost $1,838,046,748)		3,303,007,460
Other assets and liabilities (net)—(12.1)%		(357,221,678)

Net Assets—100.0%		$2,945,785,782

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $359,200,138 and the collateral received consisted of cash in the amount of $353,476,661. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$29,502,135	$—	$—	$29,502,135
Automobiles	120,952,758	—	—	120,952,758
Biotechnology	66,713,134	—	—	66,713,134
Capital Markets	79,727,630	—	—	79,727,630
Entertainment	135,247,743	—	—	135,247,743
Equity Real Estate Investment Trusts	19,858,716	—	—	19,858,716
Food & Staples Retailing	54,082,658	—	—	54,082,658
Health Care Equipment & Supplies	105,130,664	—	—	105,130,664
Health Care Providers & Services	8,979,902	—	—	8,979,902
Hotels, Restaurants & Leisure	37,756,572	—	—	37,756,572
Interactive Media & Services	255,043,713	51,544,354	—	306,588,067
Internet & Direct Marketing Retail	282,596,644	—	—	282,596,644
IT Services	347,316,358	43,266,705	—	390,583,063
Life Sciences Tools & Services	19,134,873	—	—	19,134,873
Personal Products	34,126,929	—	—	34,126,929
Pharmaceuticals	99,142,516	—	—	99,142,516
Road & Rail	57,695,787	—	—	57,695,787
Semiconductors & Semiconductor Equipment	88,619,326	—	—	88,619,326
Software	637,179,095	—	—	637,179,095
Specialty Retail	49,994,030	—	—	49,994,030
Technology Hardware, Storage & Peripherals	156,063,994	—	—	156,063,994
Textiles, Apparel & Luxury Goods	112,729,932	30,767,292	—	143,497,224
Total Common Stocks	2,797,595,109	125,578,351	—	2,923,173,460
Total Short-Term Investment*	—	26,330,584	—	26,330,584
Securities Lending Reinvestments
Certificates of Deposit	—	115,471,341	—	115,471,341
Commercial Paper	—	10,000,000	—	10,000,000
Repurchase Agreements	—	66,032,075	—	66,032,075
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	157,000,000	—	—	157,000,000
Total Securities Lending Reinvestments	157,000,000	196,503,416	—	353,503,416
Total Investments	$2,954,595,109	$348,412,351	$—	$3,303,007,460

Collateral for Securities Loaned (Liability)	$—	$(353,476,661)	$—	$(353,476,661)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$3,303,007,460
Receivable for:
Investments sold	1,380,743
Fund shares sold	1,754,183
Dividends	547,708

Total Assets	3,306,690,094
Liabilities
Collateral for securities loaned	353,476,661
Payables for:
Investments purchased	2,489,501
Fund shares redeemed	3,130,217
Accrued Expenses:
Management fees	1,212,645
Distribution and service fees	205,956
Deferred trustees’ fees	183,042
Other expenses	206,290

Total Liabilities	360,904,312

Net Assets	$2,945,785,782

Net Assets Consist of:
Paid in surplus	$1,231,455,467
Distributable earnings (Accumulated losses)	1,714,330,315

Net Assets	$2,945,785,782

Net Assets
Class A	$1,896,617,860
Class B	1,032,514,250
Class E	16,653,672
Capital Shares Outstanding*
Class A	109,053,474
Class B	60,725,646
Class E	966,441
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.39
Class B	17.00
Class E	17.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,838,046,748.
(b)	Includes securities loaned at value of $359,200,138.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$7,644,250
Interest	4,227
Securities lending income	465,593

Total investment income	8,114,070
Expenses
Management fees	8,064,449
Administration fees	53,453
Custodian and accounting fees	82,529
Distribution and service fees—Class B	1,132,981
Distribution and service fees—Class E	10,673
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	65,272
Insurance	9,157
Miscellaneous	12,271

Total expenses	9,490,580
Less management fee waiver	(1,075,365)
Less broker commission recapture	(38,246)

Net expenses	8,376,969

Net Investment Loss	(262,899)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	251,562,882
Foreign currency transactions	(94,916)

Net realized gain	251,467,966

Net change in unrealized appreciation on:
Investments	268,899,865
Foreign currency transactions	135

Net change in unrealized appreciation	268,900,000

Net realized and unrealized gain	520,367,966

Net Increase in Net Assets From Operations	$520,105,067

(a)	Net of foreign withholding taxes of $160,889.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(262,899)	$4,527,055
Net realized gain	251,467,966	327,837,855
Net change in unrealized appreciation	268,900,000	420,365,397

Increase in net assets from operations	520,105,067	752,730,307

From Distributions to Shareholders
Class A	(212,633,581)	(271,532,403)
Class B	(114,849,903)	(133,770,624)
Class E	(1,810,665)	(2,118,834)

Total distributions	(329,294,149)	(407,421,861)

Increase (decrease) in net assets from capital share transactions	(45,640,207)	28,627,878

Total increase in net assets	145,170,711	373,936,324

Net Assets
Beginning of period	2,800,615,071	2,426,678,747

End of period	$2,945,785,782	$2,800,615,071

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,317,751	$37,654,911	2,612,146	$40,837,376
Reinvestments	12,801,540	212,633,581	18,843,331	271,532,403
Redemptions	(20,356,389)	(345,979,256)	(19,248,796)	(306,166,959)

Net increase (decrease)	(5,237,098)	$(95,690,764)	2,206,681	$6,202,820

Class B
Sales	3,711,862	$60,033,323	3,042,544	$46,693,277
Reinvestments	7,072,039	114,849,903	9,467,136	133,770,624
Redemptions	(7,737,322)	(126,141,648)	(10,198,513)	(158,378,491)

Net increase	3,046,579	$48,741,578	2,311,167	$22,085,410

Class E
Sales	144,532	$2,410,036	123,375	$1,971,150
Reinvestments	110,004	1,810,665	148,170	2,118,834
Redemptions	(177,237)	(2,911,722)	(239,984)	(3,750,336)

Net increase	77,299	$1,308,979	31,561	$339,648

Increase (decrease) derived from capital shares transactions		$(45,640,207)		$28,627,878

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$16.32		$14.50	$16.85	$13.25	$15.30		$16.23

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.04	0.07	0.06	0.05		0.04
Net realized and unrealized gain (loss)	3.23		4.38	0.35	4.71	(0.16)		1.67

Total income (loss) from investment operations	3.24		4.42	0.42	4.77	(0.11)		1.71

Less Distributions
Distributions from net investment income	(0.04)		(0.08)	(0.06)	(0.05)	(0.04)		(0.05)
Distributions from net realized capital gains	(2.13)		(2.52)	(2.71)	(1.12)	(1.90)		(2.59)

Total distributions	(2.17)		(2.60)	(2.77)	(1.17)	(1.94)		(2.64)

Net Asset Value, End of Period	$17.39		$16.32	$14.50	$16.85	$13.25		$15.30

Total Return (%) (b)	20.49	(c)	32.83	0.35	37.32	0.17		10.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.62	0.62	0.62		0.62
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.54	0.54	0.54	0.55		0.54
Ratio of net investment income to average net assets (%)	0.06	(d)	0.25	0.44	0.36	0.35		0.27
Portfolio turnover rate (%)	18	(c)	25	26	35	25		28
Net assets, end of period (in millions)	$1,896.6		$1,864.7	$1,625.6	$1,986.1	$1,786.2		$1,897.1

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$15.98		$14.24	$16.59	$13.06	$15.11		$16.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.00 (f)	0.03	0.02	0.01		0.00	(f)
Net realized and unrealized gain (loss)	3.16		4.29	0.35	4.64	(0.16)		1.65

Total income (loss) from investment operations	3.15		4.29	0.38	4.66	(0.15)		1.65

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.03)	(0.02)	(0.01)	(0.00	)(g)	(0.00	)(g)
Distributions from net realized capital gains	(2.13)		(2.52)	(2.71)	(1.12)	(1.90)		(2.59)

Total distributions	(2.13)		(2.55)	(2.73)	(1.13)	(1.90)		(2.59)

Net Asset Value, End of Period	$17.00		$15.98	$14.24	$16.59	$13.06		$15.11

Total Return (%) (b)	20.34	(c)	32.49	0.11	36.99	(0.13)		10.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.87	0.87	0.87		0.87
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.79	0.79	0.79	0.80		0.79
Ratio of net investment income (loss) to average net assets (%)	(0.18	)(d)	0.00 (h)	0.19	0.11	0.10		0.02
Portfolio turnover rate (%)	18	(c)	25	26	35	25		28
Net assets, end of period (in millions)	$1,032.5		$921.5	$788.7	$887.0	$776.3		$867.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.17		$14.39	$16.74	$13.17	$15.22	$16.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.02	0.05	0.03	0.03	0.02
Net realized and unrealized gain (loss)	3.22		4.33	0.35	4.69	(0.16)	1.66

Total income (loss) from investment operations	3.21		4.35	0.40	4.72	(0.13)	1.68

Less Distributions
Distributions from net investment income	(0.02)		(0.05)	(0.04)	(0.03)	(0.02)	(0.02)
Distributions from net realized capital gains	(2.13)		(2.52)	(2.71)	(1.12)	(1.90)	(2.59)

Total distributions	(2.15)		(2.57)	(2.75)	(1.15)	(1.92)	(2.61)

Net Asset Value, End of Period	$17.23		$16.17	$14.39	$16.74	$13.17	$15.22

Total Return (%) (b)	20.45	(c)	32.56	0.22	37.12	(0.01)	10.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.69	0.69	0.69	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(d)	0.10	0.28	0.21	0.20	0.12
Portfolio turnover rate (%)	18	(c)	25	26	35	25	28
Net assets, end of period (in millions)	$16.7		$14.4	$12.3	$13.5	$10.8	$12.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $26,330,584. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $66,032,075. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$484,480,103	$0	$871,944,746

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$8,064,449	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,839,183,954

Gross unrealized appreciation	1,471,001,989
Gross unrealized depreciation	(7,178,483)

Net unrealized appreciation (depreciation)	$1,463,823,506

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$9,877,487	$10,269,055	$397,544,374	$413,681,458	$407,421,861	$423,950,513

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$4,074,780	$324,708,732	$1,194,925,736	$—	$1,523,709,248

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned -15.11%, -15.22%, and -15.18%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -12.98%.

MARKET ENVIRONMENT / CONDITIONS

The first six months of 2020 contained two very different market environments. First, after many segments of the U.S. stock market reached new all-time highs in mid-February, stocks tumbled as COVID-19 evolved into a global health crisis and the economic consequences were sudden and severe. This economic impact, plus the uncertainty of what laid ahead, resulted in the worst quarter (first quarter) since the Russell 2000 Index was created in 1984 with a -30.61% return. All index sectors produced double digit declines during the first quarter as there were no safe places to hide. Then, the stock market staged a remarkable recovery during the second quarter. The primary catalysts for the market rebound have been the massive fiscal and monetary response by central banks world-wide, improving data points on the virus—albeit in an uneven fashion, and an improvement in economic activity as the nation reopened. Market returns were robust, with the S&P 500 Index recovering 20.54% during the second quarter and the Russell 2000 Index improving 25.42%. Factoring in the first quarter sell-off, the year-to-date losses in these indexes shrank to -3.08% and -12.98% respectively, at mid-year. The recovery in small cap value stocks of 18.91% in the second quarter, measured by Russell 2000 Value Index, was well below the broader Russell 2000 Index, and far behind the 30.58% recovery in the Russell 2000 Growth Index. Clearly, growth stocks outpaced value stocks once again for both the second quarter and year-to-date. During the first half of 2020, larger market capitalization stocks performed better in the broader market while stocks with low profitability and non-earning companies provided better returns across the small capitalization market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio underperformed the Russell 2000 Index during the six months ended June 30, 2020. The Portfolio began the year with a slight performance advantage over the Index. However, the return trailed the performance of the Index during the market recovery in the second quarter. For the second quarter, the Portfolio produced double digit returns in every market sector, however, it did not keep pace in the two of the best performing index sectors: Consumer Discretionary and Health Care due to an underweight in both sectors. Within Consumer Discretionary, stock selection was robust but failed to keep pace with the sector’s index return for the quarter which approached 60% and detracted from relative return. For the six-month period, the Portfolio benefitted from strong security selection in a number of sectors including Financials and Health Care but could not overcome the underweight to Health Care which was the best performing sector, and weaker stock selection across a number of sectors. The Portfolio strives to invest in solidly profitable companies with sustainable business models and attractive valuations. Such an approach was not rewarded in the later stages of the six-month period with the market’s focus on smaller, non-profitable companies, resulting in the Portfolio’s underperformance relative to the Index.

The largest detractors to performance on a security level were Viad Corp., ChampionX Corp., and Viper Energy Partners. Viad operates trade shows and corporate events and owns various travel and tourism properties in the U.S. and Canada. The negative impact from COVID-19 on large business gatherings and tourism has placed a great strain on company finances and the stock was sold from the Portfolio during the period. ChampionX (formerly Apergy Corp) and Viper Energy are both energy companies, which was by far the worst performing sector in the Index for the first six months of 2020, down just over 50%. ChampionX provides oil field services and Viper Energy is a mineral rights company; both companies were negatively impacted by the simultaneous supply and demand shocks within the oil industry. During the reporting period, Viper Energy was removed from the Portfolio.

The Portfolio’s top individual contributors include Quidel Corp., Five9, Inc., and Emergent BioSolutions. Quidel is a manufacturer of medical diagnostic tests designed for use at the point of care at a physician’s office, clinic, hospital or clinical lab. The company received an emergency use authorization from the U.S. Food and Drug Administration to provide COVID-19 tests to clinical labs which resulted in the company ramping manufacturing to produce nearly 7 million tests during the second quarter. Five9, a provider of software to contact-centers reported a strong first quarter earnings and raised earnings guidance for the future. The company continues to execute well in light of secular growth trends driven by migrating contact-center solutions to the cloud, and the virtualization of workforces. Emergent BioSolutions operates in the healthcare space and focuses on public health threats and has an established contract manufacturing business. The company’s growing portfolio of vaccines, biologics, and medical devices has improved revenue visibility. The company also announced several new contracts to manufacture vaccines for various drug developers for COVID-19.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include Vertiv Holdings, AECOM and Valvoline, Inc. Vertiv is a provider of critical infrastructure products and services such as back-up power and thermal management solutions to the data center industry. The business may be resilient during difficult economic periods and is positioned to benefit from changes in enterprise behavior favoring outsourcing, cloud computing, increased work from home, and adoption of new video solutions over time. AECOM is a technical services and engineering and construction firm serving the U.S. Government and private enterprise. The company recently announced (as planned) the Government related business has been sold, which we expect to improve the balance sheet.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Valvoline operates and franchises a chain of Instant Oil Change stores and wholesales Valvoline motor oil to the retail channel. The company has had consistent margins and solid free cash flow, but the stock fell in part due to debt on the balance sheet and concerns over earnings as miles driven and subsequent oil change activity declines. A potential offset is the sharp drop in crude oil prices, which has traditionally been closely tied to base oil, a key raw material cost.

Other positions eliminated in the period include: Reinsurance Group of America and First Financial Bancorp. Reinsurance Group offers life and health reinsurance services. The stock was sold based on potential near term pressure in life reinsurance as well as size considerations as the company had grown to over $9 billion in market cap. First Financial offers banking services primarily through the mid-west states. The bank has underperformed due to a one-off loan problem in addition to exposure to restaurant franchises which could come under pressure during the current closures.

We manage the Portfolio in a bottom up fashion focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ending June 30, 2020 were modest and reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in Financials and Energy sectors were reduced and our weights to the Health Care and Information Technology sectors increased.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	-15.11	-10.84	3.77	11.04
Class B	-15.22	-11.07	3.51	10.76
Class E	-15.18	-10.98	3.62	10.87
Russell 2000 Index	-12.98	-6.63	4.29	10.50

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Quidel Corp.	1.4
GCI Liberty, Inc. - Class A	1.1
Advanced Energy Industries, Inc.	1.0
Nomad Foods, Ltd.	1.0
Littelfuse, Inc.	0.9
Genpact, Ltd.	0.9
UFP Industries, Inc.	0.8
NextEra Energy Partners L.P.	0.8
Arcosa, Inc.	0.8
frontdoor, Inc.	0.8

Top Sectors

% of Net Assets
Industrials	20.3
Information Technology	17.7
Health Care	15.8
Financials	15.2
Consumer Discretionary	9.7
Consumer Staples	4.1
Real Estate	4.1
Communication Services	3.7
Utilities	3.6
Materials	2.4

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.90%	$1,000.00	$848.90	$4.14
	Hypothetical*	0.90%	$1,000.00	$1,020.39	$4.52

Class B (a)	Actual	1.15%	$1,000.00	$847.80	$5.28
	Hypothetical*	1.15%	$1,000.00	$1,019.15	$5.77

Class E (a)	Actual	1.05%	$1,000.00	$848.20	$4.83
	Hypothetical*	1.05%	$1,000.00	$1,019.64	$5.27

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	59,215	$2,347,282
BWX Technologies, Inc.	18,009	1,020,030
Kratos Defense & Security Solutions, Inc. (a) (b)	80,128	1,252,401
Mercury Systems, Inc. (a) (b)	24,321	1,913,090

		6,532,803

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	44,079	981,639

Auto Components—2.3%
Cooper Tire & Rubber Co. (b)	60,863	1,680,427
Dana, Inc.	116,845	1,424,341
Fox Factory Holding Corp. (a) (b)	31,082	2,567,684
LCI Industries (b)	14,660	1,685,607
Stoneridge, Inc. (a)	31,933	659,736

		8,017,795

Banks—8.5%
Ameris Bancorp	68,133	1,607,257
Atlantic Union Bankshares Corp.	74,940	1,735,610
BancorpSouth Bank (b)	82,440	1,874,686
Bryn Mawr Bank Corp.	59,197	1,637,389
Cathay General Bancorp	61,945	1,629,153
CVB Financial Corp. (b)	92,035	1,724,736
Home BancShares, Inc. (b)	129,552	1,992,510
OceanFirst Financial Corp. (b)	102,200	1,801,786
PacWest Bancorp	75,100	1,480,221
Pinnacle Financial Partners, Inc. (b)	42,106	1,768,031
Popular, Inc.	57,298	2,129,767
Prosperity Bancshares, Inc. (b)	42,944	2,550,015
South State Corp. (b)	32,837	1,565,011
TCF Financial Corp. (b)	85,128	2,504,466
Triumph Bancorp, Inc. (a) (b)	78,995	1,917,209
Wintrust Financial Corp.	46,397	2,023,837

		29,941,684

Beverages—0.6%
Primo Water Corp.	165,569	2,276,574

Biotechnology—4.8%
Blueprint Medicines Corp. (a)	11,489	896,142
ChemoCentryx, Inc. (a) (b)	10,860	624,884
Dicerna Pharmaceuticals, Inc. (a)	26,702	678,231
Emergent BioSolutions, Inc. (a) (b)	33,862	2,677,807
Epizyme, Inc. (a) (b)	51,464	826,512
Halozyme Therapeutics, Inc. (a)	52,660	1,411,815
Momenta Pharmaceuticals, Inc. (a)	28,845	959,673
Natera, Inc. (a)	26,470	1,319,794
PTC Therapeutics, Inc. (a) (b)	17,843	905,354
Rocket Pharmaceuticals, Inc. (a) (b)	35,746	748,164
SpringWorks Therapeutics, Inc. (a) (b)	15,868	666,456
United Therapeutics Corp. (a)	19,070	2,307,470
Veracyte, Inc. (a) (b)	34,765	900,413
Xencor, Inc. (a) (b)	23,814	771,335

Biotechnology—(Continued)
Y-mAbs Therapeutics, Inc. (a) (b)	28,725	1,240,920

		16,934,970

Building Products—3.3%
AAON, Inc. (b)	28,006	1,520,446
Advanced Drainage Systems, Inc.	29,020	1,433,588
American Woodmark Corp. (a)	16,146	1,221,445
Armstrong World Industries, Inc.	22,958	1,789,806
Patrick Industries, Inc. (b)	11,282	691,022
Trex Co., Inc. (a) (b)	14,930	1,941,945
UFP Industries, Inc.	58,512	2,896,929

		11,495,181

Capital Markets—2.0%
Assetmark Financial Holdings, Inc. (b)	44,097	1,203,407
Donnelley Financial Solutions, Inc. (a) (b)	156,598	1,315,423
Hamilton Lane, Inc. - Class A	17,888	1,205,115
PJT Partners, Inc. - Class A	21,272	1,092,105
Stifel Financial Corp.	46,489	2,204,973

		7,021,023

Chemicals—2.2%
Ashland Global Holdings, Inc. (b)	22,086	1,526,143
Cabot Corp.	40,908	1,515,641
Ingevity Corp. (a)	19,153	1,006,873
Valvoline, Inc.	92,006	1,778,476
WR Grace & Co.	35,726	1,815,238

		7,642,371

Commercial Services & Supplies—3.7%
Casella Waste Systems, Inc. - Class A (a)	33,704	1,756,652
Clean Harbors, Inc. (a)	24,878	1,492,182
Harsco Corp. (a) (b)	143,733	1,941,833
IAA, Inc. (a) (b)	62,203	2,399,170
KAR Auction Services, Inc. (b)	62,203	855,913
Kimball International, Inc. - Class B	90,350	1,044,446
McGrath RentCorp	45,952	2,481,868
Mobile Mini, Inc.	30,666	904,647

		12,876,711

Communications Equipment—0.4%
Viavi Solutions, Inc. (a)	119,300	1,519,882

Construction & Engineering—1.3%
AECOM (a)	48,905	1,837,850
Arcosa, Inc.	66,800	2,818,960

		4,656,810

Distributors—0.4%
Core-Mark Holding Co., Inc.	59,211	1,477,610

Diversified Consumer Services—1.3%
Arco Platform, Ltd. - Class A (a) (b)	20,114	874,557

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
frontdoor, Inc. (a) (b)	61,514	$2,726,915
Strategic Education, Inc. (b)	7,297	1,121,184

		4,722,656

Diversified Financial Services—0.6%
Cannae Holdings, Inc. (a) (b)	50,201	2,063,261

Diversified Telecommunication Services—1.7%
Cogent Communications Holdings, Inc. (b)	16,377	1,266,925
GCI Liberty, Inc. - Class A (a)	53,435	3,800,297
Liberty Latin America, Ltd. - Class C (a)	89,852	848,203

		5,915,425

Electric Utilities—1.3%
ALLETE, Inc.	43,117	2,354,619
NRG Energy, Inc.	70,417	2,292,778

		4,647,397

Electrical Equipment—1.1%
Generac Holdings, Inc. (a)	15,490	1,888,696
Vertiv Holdings Co. (a)	142,478	1,932,001

		3,820,697

Electronic Equipment, Instruments & Components—3.9%
Belden, Inc. (b)	32,819	1,068,259
Insight Enterprises, Inc. (a) (b)	10,397	511,532
Itron, Inc. (a)	16,458	1,090,343
Kimball Electronics, Inc. (a)	49,862	675,132
Littelfuse, Inc. (b)	18,772	3,203,066
Methode Electronics, Inc.	57,982	1,812,517
National Instruments Corp. (b)	25,764	997,324
Novanta, Inc. (a)	17,704	1,890,256
Rogers Corp. (a) (b)	5,872	731,651
TTM Technologies, Inc. (a)	129,930	1,540,970

		13,521,050

Energy Equipment & Services—0.6%
ChampionX Corp. (a)	87,407	853,092
DMC Global, Inc. (b)	41,535	1,146,366

		1,999,458

Entertainment—0.7%
Liberty Braves Group - Class C (a)	57,036	1,125,891
Madison Square Garden Entertainment Corp. (a) (b)	19,923	1,494,225

		2,620,116

Equity Real Estate Investment Trusts—4.1%
American Campus Communities, Inc. (b)	26,496	926,300
Americold Realty Trust (b)	65,646	2,382,950
CubeSmart	63,463	1,712,866
CyrusOne, Inc.	26,162	1,903,285
Essential Properties Realty Trust, Inc. (b)	41,188	611,230
National Retail Properties, Inc.	38,990	1,383,365
Retail Opportunity Investments Corp.	115,530	1,308,955

Equity Real Estate Investment Trusts—(Continued)
Rexford Industrial Realty, Inc.	65,662	2,720,377
STAG Industrial, Inc. (b)	50,215	1,472,304

		14,421,632

Food Products—3.5%
Darling Ingredients, Inc. (a) (b)	84,921	2,090,755
Freshpet, Inc. (a)	30,579	2,558,239
J & J Snack Foods Corp. (b)	10,628	1,351,138
Nomad Foods, Ltd. (a)	162,805	3,492,167
Post Holdings, Inc. (a)	19,974	1,750,122
Simply Good Foods Co. (The) (a) (b)	50,102	930,895

		12,173,316

Health Care Equipment & Supplies—4.0%
AtriCure, Inc. (a)	26,629	1,196,974
Avanos Medical, Inc. (a) (b)	45,994	1,351,764
CryoLife, Inc. (a) (b)	41,642	798,277
CryoPort, Inc. (a) (b)	23,313	705,218
iRhythm Technologies, Inc. (a) (b)	7,288	844,606
NuVasive, Inc. (a)	15,459	860,448
Penumbra, Inc. (a) (b)	6,325	1,131,036
Quidel Corp. (a) (b)	21,516	4,813,990
STAAR Surgical Co. (a) (b)	22,919	1,410,435
Varex Imaging Corp. (a) (b)	68,337	1,035,306

		14,148,054

Health Care Providers & Services—2.0%
Amedisys, Inc. (a)	9,073	1,801,354
AMN Healthcare Services, Inc. (a) (b)	19,860	898,466
BioTelemetry, Inc. (a)	27,174	1,227,993
HealthEquity, Inc. (a) (b)	16,701	979,848
LHC Group, Inc. (a) (b)	12,645	2,204,276

		7,111,937

Health Care Technology—1.1%
Inovalon Holdings, Inc. - Class A (a) (b)	85,242	1,641,761
Inspire Medical Systems, Inc. (a) (b)	14,409	1,253,871
Phreesia, Inc. (a)	31,850	900,718

		3,796,350

Hotels, Restaurants & Leisure—2.3%
Churchill Downs, Inc. (b)	19,637	2,614,667
Cracker Barrel Old Country Store, Inc. (b)	8,442	936,302
Marriott Vacations Worldwide Corp.	22,272	1,830,981
Texas Roadhouse, Inc.	12,582	661,436
Wingstop, Inc. (b)	14,703	2,043,276

		8,086,662

Household Durables—1.0%
Helen of Troy, Ltd. (a)	11,949	2,253,103
Skyline Champion Corp. (a)	49,573	1,206,607

		3,459,710

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—1.2%
NextEra Energy Partners L.P. (b)	55,051	$2,823,015
Vistra Energy Corp.	69,141	1,287,406

		4,110,421

Industrial Conglomerates—0.3%
Raven Industries, Inc.	51,214	1,101,613

Insurance—3.3%
Employers Holdings, Inc.	65,494	1,974,644
First American Financial Corp.	48,823	2,344,481
Goosehead Insurance, Inc. - Class A (a) (b)	28,763	2,161,827
Kinsale Capital Group, Inc. (b)	16,648	2,583,936
Palomar Holdings, Inc. (a) (b)	22,475	1,927,456
ProAssurance Corp.	47,449	686,587

		11,678,931

Internet & Direct Marketing Retail—0.3%
Qurate Retail, Inc. (a)	103,173	980,143

IT Services—4.7%
CSG Systems International, Inc. (b)	39,060	1,616,693
Euronet Worldwide, Inc. (a)	19,030	1,823,455
EVERTEC, Inc.	30,844	866,716
Genpact, Ltd.	82,491	3,012,571
ManTech International Corp. - Class A	12,205	835,920
NIC, Inc.	56,421	1,295,426
Perspecta, Inc.	82,286	1,911,504
Unisys Corp. (a) (b)	105,844	1,154,758
WEX, Inc. (a) (b)	14,178	2,339,512
WNS Holdings, Ltd. (ADR) (a)	32,623	1,793,613

		16,650,168

Leisure Products—0.6%
Brunswick Corp.	33,286	2,130,637

Life Sciences Tools & Services—1.3%
NeoGenomics, Inc. (a) (b)	45,607	1,412,905
PRA Health Sciences, Inc. (a) (b)	18,282	1,778,656
Repligen Corp. (a)	12,448	1,538,697

		4,730,258

Machinery—4.7%
Alamo Group, Inc. (b)	22,650	2,324,796
Albany International Corp. - Class A	22,914	1,345,281
Altra Industrial Motion Corp.	57,215	1,822,870
Columbus McKinnon Corp.	60,543	2,025,163
John Bean Technologies Corp. (b)	13,507	1,161,872
Kadant, Inc. (b)	24,343	2,426,024
Kornit Digital, Ltd. (a) (b)	28,381	1,514,978
Miller Industries, Inc.	46,894	1,396,034
Proto Labs, Inc. (a) (b)	11,328	1,274,060
RBC Bearings, Inc. (a)	9,916	1,329,141

		16,620,219

Marine—0.4%
Kirby Corp. (a) (b)	27,494	1,472,579

Media—0.8%
Gray Television, Inc. (a) (b)	107,130	1,494,463
John Wiley & Sons, Inc. - Class A	31,060	1,211,340

		2,705,803

Metals & Mining—0.2%
Ferroglobe Representation & Warranty Insurance Trust (a) (c) (d)	141,548	0
Haynes International, Inc.	37,282	870,908

		870,908

Multi-Utilities—1.1%
MDU Resources Group, Inc.	81,083	1,798,421
NorthWestern Corp.	36,721	2,002,029

		3,800,450

Oil, Gas & Consumable Fuels—0.2%
Delek U.S. Holdings, Inc. (b)	35,324	614,991

Pharmaceuticals—2.5%
Aerie Pharmaceuticals, Inc. (a) (b)	43,903	648,008
Catalent, Inc. (a)	29,885	2,190,570
GW Pharmaceuticals plc (ADR) (a)	7,751	951,203
MyoKardia, Inc. (a)	9,795	946,393
Pacira BioSciences, Inc. (a) (b)	30,677	1,609,622
Reata Pharmaceuticals, Inc. - Class A (a) (b)	5,448	849,997
Supernus Pharmaceuticals, Inc. (a) (b)	62,694	1,488,983

		8,684,776

Professional Services—2.2%
ASGN, Inc. (a) (b)	25,412	1,694,472
Clarivate Analytics plc (a)	88,513	1,976,495
Huron Consulting Group, Inc. (a)	22,427	992,395
ICF International, Inc.	15,750	1,021,073
Insperity, Inc. (b)	18,814	1,217,830
Korn Ferry	32,116	986,925

		7,889,190

Semiconductors & Semiconductor Equipment—3.2%
Advanced Energy Industries, Inc. (a) (b)	51,928	3,520,199
FormFactor, Inc. (a)	42,816	1,255,793
MACOM Technology Solutions Holdings, Inc. (a) (b)	42,713	1,467,192
Rambus, Inc. (a)	67,720	1,029,344
Silicon Laboratories, Inc. (a)	13,530	1,356,653
Silicon Motion Technology Corp. (ADR)	23,559	1,148,972
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	83,843	1,600,563

		11,378,716

Software—5.5%
ACI Worldwide, Inc. (a) (b)	45,312	1,222,971
Blackline, Inc. (a) (b)	12,062	1,000,060
Envestnet, Inc. (a) (b)	22,898	1,683,919
Five9, Inc. (a)	24,068	2,663,605

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Globant S.A. (a)	12,365	$1,852,895
LogMeIn, Inc.	8,545	724,360
Mimecast, Ltd. (a)	31,630	1,317,706
Q2 Holdings, Inc. (a) (b)	22,006	1,887,895
Rapid7, Inc. (a) (b)	29,187	1,489,121
RealPage, Inc. (a) (b)	23,277	1,513,238
Tenable Holdings, Inc. (a)	29,075	866,726
Varonis Systems, Inc. (a)	13,757	1,217,219
Verint Systems, Inc. (a)	38,164	1,724,249

		19,163,964

Specialty Retail—1.0%
Aaron’s, Inc. (b)	19,485	884,619
National Vision Holdings, Inc. (a) (b)	46,103	1,407,064
Urban Outfitters, Inc. (a) (b)	68,424	1,041,413

		3,333,096

Textiles, Apparel & Luxury Goods—0.6%
Columbia Sportswear Co. (b)	16,050	1,293,309
Steven Madden, Ltd. (b)	27,068	668,309

		1,961,618

Thrifts & Mortgage Finance—0.8%
Federal Agricultural Mortgage Corp. - Class C	21,842	1,398,106
Meta Financial Group, Inc. (b)	68,475	1,244,191

		2,642,297

Trading Companies & Distributors—1.1%
Herc Holdings, Inc. (a)	43,751	1,344,468
SiteOne Landscape Supply, Inc. (a) (b)	21,856	2,490,929

		3,835,397

Wireless Telecommunication Services—0.5%
United States Cellular Corp. (a)	55,742	1,720,756

Total Common Stocks (Cost $279,544,021)		341,959,705

Short-Term Investment—2.7%

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $9,433,603; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 07/15/24 with a value of $9,622,318.	9,433,603	9,433,603

Total Short-Term Investments (Cost $9,433,603)		9,433,603

Securities Lending Reinvestments (e)—27.6%
Security Description	Principal Amount*	Value

Certificates of Deposit—2.8%
Agricultural Bank of China 0.520%, 09/01/20	1,000,000	1,000,101
BNP Paribas S.A. New York 0.520%, 1M LIBOR + 0.340%, 10/09/20 (f)	1,000,000	1,000,509
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (f)	2,000,000	2,000,642
China Construction Bank Corp. 0.500%, 08/18/20	1,000,000	999,983
Industrial & Commercial Bank of China Corp. 0.550%, 09/15/20	1,000,000	999,974
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 09/09/20	1,998,162	1,998,720
NatWest Bank plc 0.310%, 09/04/20	1,000,000	999,980
Toronto-Dominion Bank 0.450%, FEDEFF PRV + 0.370%, 09/08/20 (f)	1,000,164	1,000,175

		10,000,084

Commercial Paper—0.3%
Bank of China, Ltd. 0.550%, 08/19/20	998,625	999,363

Repurchase Agreements—9.4%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $1,000,418; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $3,100,009; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $3,162,001.	3,100,000	3,100,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,800,005; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $1,836,002.	1,800,000	1,800,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $800,005; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $816,004.	800,000	800,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $2,400,022; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $2,666,889.	2,400,000	2,400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $3,076,591; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $3,138,119.	3,076,587	3,076,587

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 06/30/20 at 0.070%, due on 07/01/20 with a maturity value of $10,000,019; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 6.000%, maturity dates ranging from 12/15/33 - 02/20/50, and an aggregate market value of $10,200,000.	10,000,000	$10,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $5,100,030; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $5,641,155.	5,100,000	5,100,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $2,000,013; collateralized by various Common Stock with an aggregate market value of $2,222,587.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $900,046; collateralized by various Common Stock with an aggregate market value of $1,000,201.	900,000	900,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,000,012; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,222,435.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $1,000,047; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $1,111,218.	1,000,000	1,000,000

		33,176,587

Mutual Funds—15.1%
BlackRock Liquidity Funds, Institutional Shares 0.100% (g)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (g)	7,000,000	7,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (g)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (g)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (g)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (g)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (g)	2,000,000	2,000,000

Mutual Funds—(Continued)
Wells Fargo Government Money Market Fund, Select Class 0.110% (g)	4,000,000	4,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (g)	2,000,000	2,000,000

		53,000,000

Total Securities Lending Reinvestments (Cost $97,174,562)		97,176,034

Total Investments—127.7% (Cost $386,152,186)		448,569,342
Other assets and liabilities (net)—(27.7)%		(97,405,367)

Net Assets—100.0%		$351,163,975

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $96,700,941 and the collateral received consisted of cash in the amount of $97,161,896. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$6,532,803	$—	$—	$6,532,803
Air Freight & Logistics	981,639	—	—	981,639
Auto Components	8,017,795	—	—	8,017,795
Banks	29,941,684	—	—	29,941,684
Beverages	2,276,574	—	—	2,276,574
Biotechnology	16,934,970	—	—	16,934,970
Building Products	11,495,181	—	—	11,495,181
Capital Markets	7,021,023	—	—	7,021,023
Chemicals	7,642,371	—	—	7,642,371
Commercial Services & Supplies	12,876,711	—	—	12,876,711
Communications Equipment	1,519,882	—	—	1,519,882
Construction & Engineering	4,656,810	—	—	4,656,810
Distributors	1,477,610	—	—	1,477,610
Diversified Consumer Services	4,722,656	—	—	4,722,656
Diversified Financial Services	2,063,261	—	—	2,063,261
Diversified Telecommunication Services	5,915,425	—	—	5,915,425
Electric Utilities	4,647,397	—	—	4,647,397
Electrical Equipment	3,820,697	—	—	3,820,697
Electronic Equipment, Instruments & Components	13,521,050	—	—	13,521,050
Energy Equipment & Services	1,999,458	—	—	1,999,458
Entertainment	2,620,116	—	—	2,620,116
Equity Real Estate Investment Trusts	14,421,632	—	—	14,421,632
Food Products	12,173,316	—	—	12,173,316
Health Care Equipment & Supplies	14,148,054	—	—	14,148,054
Health Care Providers & Services	7,111,937	—	—	7,111,937
Health Care Technology	3,796,350	—	—	3,796,350
Hotels, Restaurants & Leisure	8,086,662	—	—	8,086,662
Household Durables	3,459,710	—	—	3,459,710
Independent Power and Renewable Electricity Producers	4,110,421	—	—	4,110,421
Industrial Conglomerates	1,101,613	—	—	1,101,613
Insurance	11,678,931	—	—	11,678,931
Internet & Direct Marketing Retail	980,143	—	—	980,143
IT Services	16,650,168	—	—	16,650,168
Leisure Products	2,130,637	—	—	2,130,637
Life Sciences Tools & Services	4,730,258	—	—	4,730,258
Machinery	16,620,219	—	—	16,620,219
Marine	1,472,579	—	—	1,472,579
Media	2,705,803	—	—	2,705,803
Metals & Mining	870,908	—	0	870,908
Multi-Utilities	3,800,450	—	—	3,800,450
Oil, Gas & Consumable Fuels	614,991	—	—	614,991

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$8,684,776	$—	$—	$8,684,776
Professional Services	7,889,190	—	—	7,889,190
Semiconductors & Semiconductor Equipment	11,378,716	—	—	11,378,716
Software	19,163,964	—	—	19,163,964
Specialty Retail	3,333,096	—	—	3,333,096
Textiles, Apparel & Luxury Goods	1,961,618	—	—	1,961,618
Thrifts & Mortgage Finance	2,642,297	—	—	2,642,297
Trading Companies & Distributors	3,835,397	—	—	3,835,397
Wireless Telecommunication Services	1,720,756	—	—	1,720,756
Total Common Stocks	341,959,705	—	0	341,959,705
Total Short-Term Investment*	—	9,433,603	—	9,433,603
Securities Lending Reinvestments
Certificates of Deposit	—	10,000,084	—	10,000,084
Commercial Paper	—	999,363	—	999,363
Repurchase Agreements	—	33,176,587	—	33,176,587
Mutual Funds	53,000,000	—	—	53,000,000
Total Securities Lending Reinvestments	53,000,000	44,176,034	—	97,176,034
Total Investments	$394,959,705	$53,609,637	$0	$448,569,342

Collateral for Securities Loaned (Liability)	$—	$(97,161,896)	$—	$(97,161,896)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$448,569,342
Receivable for:
Investments sold	1,252,151
Fund shares sold	146,439
Dividends	196,045
Foreign tax withheld	232,531

Total Assets	450,396,508
Liabilities
Collateral for securities loaned	97,161,896
Payables for:
Investments purchased	1,405,313
Fund shares redeemed	174,519
Accrued Expenses:
Management fees	235,055
Distribution and service fees	27,564
Deferred trustees’ fees	136,606
Other expenses	91,580

Total Liabilities	99,232,533

Net Assets	$351,163,975

Net Assets Consist of:
Paid in surplus	$287,601,909
Distributable earnings (Accumulated losses)	63,562,066

Net Assets	$351,163,975

Net Assets
Class A	$209,041,371
Class B	121,847,017
Class E	20,275,587
Capital Shares Outstanding*
Class A	1,030,809
Class B	645,559
Class E	104,108
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$202.79
Class B	188.75
Class E	194.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $386,152,186.
(b)	Includes securities loaned at value of $96,700,941.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$1,909,560
Interest	9,823
Securities lending income	49,062

Total investment income	1,968,445
Expenses
Management fees	1,575,248
Administration fees	13,754
Custodian and accounting fees	24,189
Distribution and service fees—Class B	149,005
Distribution and service fees—Class E	15,292
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	34,095
Insurance	1,429
Miscellaneous	5,779

Total expenses	1,878,586
Less management fee waiver	(146,435)
Less broker commission recapture	(8,689)

Net expenses	1,723,462

Net Investment Income	244,983

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,219,316
Net change in unrealized depreciation on investments	(63,299,837)

Net realized and unrealized loss	(62,080,521)

Net Decrease in Net Assets From Operations	$(61,835,538)

(a)	Net of foreign withholding taxes of $7,564.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$244,983	$581,862
Net realized gain	1,219,316	31,242,279
Net change in unrealized appreciation (depreciation)	(63,299,837)	60,766,276

Increase (decrease) in net assets from operations	(61,835,538)	92,590,417

From Distributions to Shareholders
Class A	(18,845,079)	(25,884,110)
Class B	(11,650,877)	(15,417,579)
Class E	(1,862,985)	(2,653,527)

Total distributions	(32,358,941)	(43,955,216)

Increase (decrease) in net assets from capital share transactions	24,113,736	(5,125,714)

Total increase (decrease) in net assets	(70,080,743)	43,509,487

Net Assets
Beginning of period	421,244,718	377,735,231

End of period	$351,163,975	$421,244,718

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	15,029	$2,949,632	13,735	$3,504,586
Reinvestments	93,901	18,845,079	106,291	25,884,110
Redemptions	(46,920)	(10,395,765)	(110,598)	(28,231,071)

Net increase	62,010	$11,398,946	9,428	$1,157,625

Class B
Sales	44,376	$7,922,081	13,539	$3,197,683
Reinvestments	62,368	11,650,877	67,493	15,417,579
Redemptions	(37,254)	(7,829,684)	(99,080)	(24,100,597)

Net increase (decrease)	69,490	$11,743,274	(18,048)	$(5,485,335)

Class E
Sales	3,298	$620,812	1,364	$326,506
Reinvestments	9,665	1,862,985	11,303	2,653,527
Redemptions	(7,011)	(1,512,281)	(15,257)	(3,778,037)

Net increase (decrease)	5,952	$971,516	(2,590)	$(798,004)

Increase (decrease) derived from capital shares transactions		$24,113,736		$(5,125,714)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015
Net Asset Value, Beginning of Period	$262.79		$233.39	$290.82		$270.77	$250.78	$290.12

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.60	0.72		0.48	1.15 (b)	1.19
Net realized and unrealized gain (loss)	(40.20)		56.79	(27.59)		38.81	43.25	(2.32)

Total income (loss) from investment operations	(39.94)		57.39	(26.87)		39.29	44.40	(1.13)

Less Distributions
Distributions from net investment income	(0.32)		(0.08)	(0.06)		(0.83)	(0.85)	(0.46)
Distributions from net realized capital gains	(19.74)		(27.91)	(30.50)		(18.41)	(23.56)	(37.75)

Total distributions	(20.06)		(27.99)	(30.56)		(19.24)	(24.41)	(38.21)

Net Asset Value, End of Period	$202.79		$262.79	$233.39		$290.82	$270.77	$250.78

Total Return (%) (c)	(15.11	)(d)	25.54	(11.07)		15.24	19.27	(1.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(e)	0.97	0.96		0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (f)	0.90	(e)	0.90	0.88		0.89	0.88	0.88
Ratio of net investment income to average net assets (%)	0.23	(e)	0.23	0.25		0.17	0.47 (b)	0.43
Portfolio turnover rate (%)	19	(d)	31	30		28	34	36
Net assets, end of period (in millions)	$209.0		$254.6	$223.9		$275.0	$261.9	$241.5

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015
Net Asset Value, Beginning of Period	$246.17		$220.60	$277.03		$258.82	$240.67	$280.08

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.04)	(0.00	)(g)	(0.21)	0.51 (b)	0.48
Net realized and unrealized gain (loss)	(37.66)		53.52	(25.93)		37.02	41.37	(2.14)

Total income (loss) from investment operations	(37.68)		53.48	(25.93)		36.81	41.88	(1.66)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.19)	(0.17)	0.00
Distributions from net realized capital gains	(19.74)		(27.91)	(30.50)		(18.41)	(23.56)	(37.75)

Total distributions	(19.74)		(27.91)	(30.50)		(18.60)	(23.73)	(37.75)

Net Asset Value, End of Period	$188.75		$246.17	$220.60		$277.03	$258.82	$240.67

Total Return (%) (c)	(15.22	)(d)	25.23	(11.30)		14.96	18.97	(1.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	(e)	1.22	1.21		1.21	1.21	1.21
Net ratio of expenses to average net assets (%) (f)	1.15	(e)	1.15	1.13		1.14	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(e)	(0.02)	(0.00	)(h)	(0.08)	0.22 (b)	0.18
Portfolio turnover rate (%)	19	(d)	31	30		28	34	36
Net assets, end of period (in millions)	$121.8		$141.8	$131.1		$170.2	$167.5	$157.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$253.13		$225.95	$282.79	$263.82	$244.89	$284.11

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.21	0.27	0.05	0.76 (b)	0.76
Net realized and unrealized gain (loss)	(38.72)		54.88	(26.61)	37.77	42.15	(2.23)

Total income (loss) from investment operations	(38.63)		55.09	(26.34)	37.82	42.91	(1.47)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.44)	(0.42)	0.00
Distributions from net realized capital gains	(19.74)		(27.91)	(30.50)	(18.41)	(23.56)	(37.75)

Total distributions	(19.74)		(27.91)	(30.50)	(18.85)	(23.98)	(37.75)

Net Asset Value, End of Period	$194.76		$253.13	$225.95	$282.79	$263.82	$244.89

Total Return (%) (c)	(15.18	)(d)	25.35	(11.21)	15.07	19.09	(1.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(e)	1.12	1.11	1.11	1.11	1.11
Net ratio of expenses to average net assets (%) (f)	1.05	(e)	1.05	1.03	1.04	1.03	1.03
Ratio of net investment income to average net assets (%)	0.08	(e)	0.08	0.10	0.02	0.31 (b)	0.28
Portfolio turnover rate (%)	19	(d)	31	30	28	34	36
Net assets, end of period (in millions)	$20.3		$24.8	$22.8	$30.3	$30.9	$29.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $9,433,603. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $33,176,587. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$64,799,964	$0	$72,284,148

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$1,575,248	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period January 1, 2020 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$386,147,582

Gross unrealized appreciation	87,884,707
Gross unrealized depreciation	(25,462,947)

Net unrealized appreciation (depreciation)	$62,421,760

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$72,129	$469,010	$43,883,087	$47,567,017	$43,955,216	$48,036,027

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$313,002	$31,863,812	$125,721,597	$—	$157,898,411

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned -1.32%, -1.38%, and -1.40%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -3.06%.

MARKET ENVIRONMENT / CONDITIONS

The first six months of 2020 contained two very different market environments. First, after many segments of the US stock market reached new all-time highs in mid-February, stocks tumbled as COVID-19 evolved into a global health crisis and the economic consequences were sudden and severe. This economic impact, plus the uncertainty of what lay ahead, resulted in the worst quarter (first quarter) since the Russell 2000 Index was created in 1984 with a -30.6% return. All index sectors produced double digit declines during the first quarter as there were no safe places to hide. Then, the stock market staged a remarkable recovery during the second quarter. The primary catalysts for the market rebound have been the massive fiscal and monetary response by central banks world-wide; improving data points on the virus, albeit in an uneven fashion; and an improvement in economic activity as the nation reopened. Market returns were robust, with the S&P 500 Index recovering 20.54% during the second quarter and the Russell 2000 Index improving over 25.42%. Factoring in the first quarter sell-off, the year-to-date losses in these indexes shrank to -3.08% and -12.98%, respectively at mid-year. The recovery in small cap value stocks of 18.91% in the second quarter, measured by Russell 2000 Value Index, was well below the broader Russell 2000 Index, and far behind the 30.58% recovery in the Russell 2000 Growth Index. Clearly, growth stocks outpaced value stocks once again for both the quarter and year-to-date. During the first half of 2020, larger market capitalization stocks performed best in the broader market while stocks with low profitability and non-earning companies provided better returns across the small capitalization market.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio posted a return of -1.32%, outperforming the Russell 2000 Growth Index over six month period. The excess returns were generated almost equally to stock selection and portfolio allocation. Stock selection in Financials and Industrials contributed positively to excess returns; an underweight to underperforming sectors such as Real Estate and Materials also contributed positively.

The Portfolio’s top contributors to performance were medical diagnostic company Quidel, software company Five9, and fast casual restaurant Wingstop. Quidel is a manufacturer of medical diagnostic tests designed for use at the point of care at a physician’s office, clinic, hospital or clinical lab. The company received an emergency use authorization from the U.S. Food and Drug Administration (FDA) to provide COVID-19 tests to clinical labs which resulted in the company ramping manufacturing to produce nearly 7 million tests during the second quarter. Five9, a provider of software to contact-centers reported a strong first quarter earnings and raised earnings guidance for the future. We believe the company continues to execute well in light of secular growth trends driven by migrating contact-center solutions to the cloud, and the virtualization of workforces. Wingstop reported strong results for the second quarter. Same-store-sales were robust, driven by increasing delivery business and a migration to digital online ordering.

The largest detractors to performance were Chef’s Warehouse, Laureate Education, and NMI Holdings. All three of these names were sold from the Portfolio during the period. Chef’s Warehouse is a distributor of specialty food products to caterers and restaurants. The company’s end markets have been significantly impacted by the COVID-19 crisis. Online education company Laureate reported decent results during the quarter, but guidance was below expectations. Investor concerns around slowing growth in the U.S. market and the ability to continue divestitures in the current environment appeared to weigh on the stock. Private mortgage insurer NMI Holdings declined given the uncertainty created in the housing market due to the COVID-19 crisis.

There were some changes to our sector weights during the six month period ending June 30, 2020. The most significant absolute weighting change was Health Care, where the exposure increased. This increase was partially due to market action, along with new purchases in the biotech, equipment and life sciences groups. Within life sciences we added Cryoport. The company provides end to end transportation services for health care materials that require specific and difficult to manage temperature controls. They are the largest player in the market and as the gene therapy market continues to expand rapidly, we believe the company is positioned for growth. Our weighting in the Information Technology sector also increased, due to market action and new positions in the software and semiconductor groups. Within software we initiated a position in software company Tenable. They provide a comprehensive, best in class vulnerability management product, and are operating in a market with strong secular growth tailwinds. Our exposure to the Industrials sector declined over this time period with sales across a number of underlying groups. Specialty constructions and infrastructure company Primoris was sold after it triggered our stop-loss. COVID-19 slowdowns and increasing costs weighed on the stock during the time period. The relative weightings also changed more over this time period due to absolute changes and the Russell rebalance which happened on June 26, 2020. Most notably, our overweight to the

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Industrials sector increased. Our overweight to the Information Technology sector decreased and underweight to the Health Care sector decreased significantly. As always, the sector weights in the Portfolio are the result of individual investment decisions.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values.

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Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	-1.32	2.63	9.21	14.83
Class B	-1.38	2.40	8.93	14.55
Class E	-1.40	2.45	9.03	14.67
Russell 2000 Growth Index	-3.06	3.48	6.85	12.92

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Five9, Inc.	2.0
Kinsale Capital Group, Inc.	2.0
Freshpet, Inc.	1.9
Quidel Corp.	1.9
SiteOne Landscape Supply, Inc.	1.9
LHC Group, Inc.	1.7
Goosehead Insurance, Inc. - Class A	1.6
Wingstop, Inc.	1.6
Trex Co., Inc.	1.5
Palomar Holdings, Inc.	1.5

Top Sectors

% of Net Assets
Health Care	32.0
Information Technology	24.2
Industrials	20.0
Consumer Discretionary	8.8
Financials	8.3
Consumer Staples	2.6
Communication Services	1.0

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Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.88%	$1,000.00	$986.80	$4.35
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

Class B (a)	Actual	1.13%	$1,000.00	$986.20	$5.58
	Hypothetical*	1.13%	$1,000.00	$1,019.24	$5.67

Class E (a)	Actual	1.03%	$1,000.00	$986.00	$5.09
	Hypothetical*	1.03%	$1,000.00	$1,019.74	$5.17

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Kratos Defense & Security Solutions, Inc. (a)	206,323	$3,224,829
Mercury Systems, Inc. (a)	62,264	4,897,686

		8,122,515

Air Freight & Logistics—0.7%
Air Transport Services Group, Inc. (a) (b)	112,846	2,513,080

Auto Components—1.7%
Fox Factory Holding Corp. (a) (b)	48,820	4,033,020
Stoneridge, Inc. (a)	81,753	1,689,017

		5,722,037

Banks—0.5%
TCF Financial Corp.	60,928	1,792,502

Biotechnology—9.8%
Blueprint Medicines Corp. (a)	29,409	2,293,902
ChemoCentryx, Inc. (a) (b)	27,755	1,597,023
Dicerna Pharmaceuticals, Inc. (a)	68,926	1,750,721
Emergent BioSolutions, Inc. (a)	29,910	2,365,283
Epizyme, Inc. (a) (b)	131,754	2,115,969
Halozyme Therapeutics, Inc. (a) (b)	134,815	3,614,390
Momenta Pharmaceuticals, Inc. (a)	73,834	2,456,457
Natera, Inc. (a)	67,784	3,379,710
PTC Therapeutics, Inc. (a) (b)	45,681	2,317,854
Rocket Pharmaceuticals, Inc. (a)	91,953	1,924,576
SpringWorks Therapeutics, Inc. (a) (b)	40,818	1,714,356
Veracyte, Inc. (a) (b)	89,014	2,305,463
Xencor, Inc. (a) (b)	60,967	1,974,721
Y-mAbs Therapeutics, Inc. (a)	73,539	3,176,885

		32,987,310

Building Products—5.0%
AAON, Inc. (b)	71,699	3,892,539
Advanced Drainage Systems, Inc.	74,295	3,670,173
Patrick Industries, Inc.	29,038	1,778,577
Trex Co., Inc. (a) (b)	38,224	4,971,796
UFP Industries, Inc.	50,453	2,497,928

		16,811,013

Capital Markets—2.7%
Assetmark Financial Holdings, Inc. (a) (b)	112,896	3,080,932
Hamilton Lane, Inc. - Class A	45,798	3,085,411
PJT Partners, Inc. - Class A	54,430	2,794,436

		8,960,779

Commercial Services & Supplies—2.8%
Casella Waste Systems, Inc. - Class A (a)	86,286	4,497,226
McGrath RentCorp	48,064	2,595,937
Mobile Mini, Inc.	78,515	2,316,193

		9,409,356

Diversified Consumer Services—2.5%
Arco Platform, Ltd. - Class A (a)	51,591	2,243,177
frontdoor, Inc. (a) (b)	76,291	3,381,980
Strategic Education, Inc. (b)	18,652	2,865,880

		8,491,037

Diversified Telecommunication Services—1.0%
Cogent Communications Holdings, Inc.	41,927	3,243,473

Electrical Equipment—1.4%
Generac Holdings, Inc. (a) (b)	39,657	4,835,378

Electronic Equipment, Instruments & Components—3.2%
Insight Enterprises, Inc. (a) (b)	26,618	1,309,606
Itron, Inc. (a)	42,146	2,792,172
Novanta, Inc. (a)	45,324	4,839,243
Rogers Corp. (a)	15,033	1,873,112

		10,814,133

Food Products—2.7%
Freshpet, Inc. (a)	78,285	6,549,323
Simply Good Foods Co. (The) (a) (b)	128,267	2,383,201

		8,932,524

Health Care Equipment & Supplies—7.2%
AtriCure, Inc. (a)	68,173	3,064,376
CryoLife, Inc. (a) (b)	106,609	2,043,694
CryoPort, Inc. (a) (b)	60,114	1,818,448
iRhythm Technologies, Inc. (a) (b)	18,657	2,162,160
NuVasive, Inc. (a)	39,579	2,202,967
Penumbra, Inc. (a) (b)	16,195	2,895,990
Quidel Corp. (a) (b)	28,994	6,487,118
STAAR Surgical Co. (a)	58,677	3,610,983

		24,285,736

Health Care Providers & Services—4.7%
Amedisys, Inc. (a)	23,227	4,611,489
BioTelemetry, Inc. (a) (b)	69,568	3,143,778
HealthEquity, Inc. (a) (b)	42,738	2,507,438
LHC Group, Inc. (a) (b)	32,372	5,643,087

		15,905,792

Health Care Technology—2.9%
Inovalon Holdings, Inc. - Class A (a) (b)	218,228	4,203,071
Inspire Medical Systems, Inc. (a) (b)	36,890	3,210,168
Phreesia, Inc. (a)	81,540	2,305,951

		9,719,190

Hotels, Restaurants & Leisure—2.1%
Texas Roadhouse, Inc.	32,262	1,696,013
Wingstop, Inc. (b)	37,642	5,231,109

		6,927,122

See accompanying notes to financial statements.

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Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—5.1%
Goosehead Insurance, Inc. - Class A (a) (b)	73,644	$5,535,083
Kinsale Capital Group, Inc. (b)	42,627	6,616,137
Palomar Holdings, Inc. (a) (b)	57,538	4,934,459

		17,085,679

IT Services—3.6%
EVERTEC, Inc.	78,964	2,218,888
ManTech International Corp. - Class A (b)	31,259	2,140,929
NIC, Inc.	144,442	3,316,388
WNS Holdings, Ltd. (ADR) (a)	83,516	4,591,710

		12,267,915

Life Sciences Tools & Services—3.6%
NeoGenomics, Inc. (a) (b)	116,760	3,617,225
PRA Health Sciences, Inc. (a) (b)	46,805	4,553,658
Repligen Corp. (a)	31,868	3,939,204

		12,110,087

Machinery—4.2%
Albany International Corp. - Class A	58,661	3,443,987
Kornit Digital, Ltd. (a)	72,659	3,878,537
Proto Labs, Inc. (a) (b)	29,001	3,261,743
RBC Bearings, Inc. (a) (b)	25,389	3,403,142

		13,987,409

Pharmaceuticals—3.8%
Aerie Pharmaceuticals, Inc. (a) (b)	112,477	1,660,161
GW Pharmaceuticals plc (ADR) (a)	19,821	2,432,433
MyoKardia, Inc. (a)	25,079	2,423,133
Pacira BioSciences, Inc. (a) (b)	78,537	4,120,836
Reata Pharmaceuticals, Inc. - Class A (a) (b)	13,916	2,171,174

		12,807,737

Professional Services—1.5%
Huron Consulting Group, Inc. (a)	57,416	2,540,658
ICF International, Inc.	40,323	2,614,140

		5,154,798

Semiconductors & Semiconductor Equipment—5.5%
Advanced Energy Industries, Inc. (a)	38,718	2,624,693
FormFactor, Inc. (a)	109,512	3,211,987
MACOM Technology Solutions Holdings, Inc. (a)	109,353	3,756,275
Rambus, Inc. (a)	173,368	2,635,194
Silicon Laboratories, Inc. (a)	34,638	3,473,152
Silicon Motion Technology Corp. (ADR)	60,318	2,941,709

		18,643,010

Software—11.8%
Blackline, Inc. (a) (b)	30,880	2,560,261
Envestnet, Inc. (a) (b)	58,623	4,311,135
Five9, Inc. (a)	61,617	6,819,153
Globant S.A. (a)	31,655	4,743,502

Software—(Continued)
Mimecast, Ltd. (a)	80,979	3,373,585
Q2 Holdings, Inc. (a) (b)	56,336	4,833,066
Rapid7, Inc. (a)	74,721	3,812,265
RealPage, Inc. (a) (b)	59,591	3,874,011
Tenable Holdings, Inc. (a)	74,592	2,223,588
Varonis Systems, Inc. (a) (b)	35,235	3,117,593

		39,668,159

Specialty Retail—1.1%
National Vision Holdings, Inc. (a) (b)	118,042	3,602,642

Textiles, Apparel & Luxury Goods—1.5%
Columbia Sportswear Co. (b)	41,090	3,311,032
Steven Madden, Ltd.	69,296	1,710,918

		5,021,950

Trading Companies & Distributors—1.9%
SiteOne Landscape Supply, Inc. (a) (b)	55,958	6,377,533

Total Common Stocks (Cost $232,400,149)		326,199,896

Short-Term Investment—3.4%

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $11,291,318; collateralized by U.S. Treasury Inflation Indexed Note at 0.500%, maturing 04/15/24 with a value of $11,517,151.	11,291,318	11,291,318

Total Short-Term Investments (Cost $11,291,318)		11,291,318

Securities Lending Reinvestments (c)—29.1%

Certificates of Deposit—4.0%
Agricultural Bank of China 0.520%, 09/01/20	1,000,000	1,000,101
Banco del Estado de Chile 0.230%, SOFR + 0150%, 08/28/20 (d)	1,000,000	999,394
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	1,000,321
China Construction Bank Corp. 0.500%, 08/18/20	2,000,000	1,999,966
Cooperative Rabobank UA 0.427%, 3M LIBOR + 0.050%, 02/22/21 (d)	1,000,000	997,220
Credit Agricole S.A. 0.310%, FEDEFF PRV + 0.230%, 01/29/21 (d)	500,000	500,000
DZ Bank AG Zero Coupon, 07/15/20	990,982	999,920
Industrial & Commercial Bank of China Corp. 0.550%, 09/15/20	1,000,000	999,974

See accompanying notes to financial statements.

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Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	999,030	$999,630
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 09/09/20	1,998,162	1,998,720
NatWest Bank plc 0.310%, 09/04/20	2,000,000	1,999,960

		13,495,206

Commercial Paper—0.3%
Bank of China, Ltd. 0.550%, 08/19/20	998,625	999,363

Repurchase Agreements—6.7%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $1,000,418; collateralized by various Common Stock with an aggregate market value of $1,100,000	1,000,000	1,000,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,400,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $1,428,000.	1,400,000	1,400,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $800,002; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $816,001.	800,000	800,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $300,002; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $306,002.	300,000	300,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $900,008; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $1,000,083.	900,000	900,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $7,864,479; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $8,021,757.	7,864,468	7,864,468
National Bank of Canada
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,200,013; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $2,433,439.	2,200,000	2,200,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,000,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $3,318,326.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $700,004; collateralized by various Common Stock with an aggregate market value of $777,905.	700,000	700,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $1,200,061; collateralized by various Common Stock with an aggregate market value of $1,333,602.	1,200,000	1,200,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,300,008; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $1,444,583.	1,300,000	1,300,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $2,000,093; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $2,222,435.	2,000,000	2,000,000

		22,664,468

Mutual Funds—18.1%
BlackRock Liquidity Funds, Institutional Shares 0.100% (e)	8,000,000	8,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (e)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (e)	8,050,000	8,050,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (e)	14,000,000	14,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (e)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (e)	7,000,000	7,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (e)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (e)	7,000,000	7,000,000

		61,050,000

Total Securities Lending Reinvestments (Cost $98,211,109)		98,209,037

Total Investments—129.4% (Cost $341,902,576)		435,700,251
Other assets and liabilities (net)—(29.4)%		(99,036,354)

Net Assets—100.0%		$336,663,897

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $98,317,892 and the collateral received consisted of cash in the amount of $98,198,764. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$326,199,896	$—	$—	$326,199,896
Total Short-Term Investment*	—	11,291,318	—	11,291,318
Securities Lending Reinvestments
Certificates of Deposit	—	13,495,206	—	13,495,206
Commercial Paper	—	999,363	—	999,363
Repurchase Agreements	—	22,664,468	—	22,664,468
Mutual Funds	61,050,000	—	—	61,050,000
Total Securities Lending Reinvestments	61,050,000	37,159,037	—	98,209,037
Total Investments	$387,249,896	$48,450,355	$—	$435,700,251

Collateral for Securities Loaned (Liability)	$—	$(98,198,764)	$—	$(98,198,764)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$435,700,251
Receivable for:
Investments sold	3,205,441
Fund shares sold	157,729
Dividends	33,993

Total Assets	439,097,414
Liabilities
Collateral for securities loaned	98,198,764
Payables for:
Investments purchased	3,600,836
Fund shares redeemed	195,219
Accrued Expenses:
Management fees	217,467
Distribution and service fees	12,898
Deferred trustees’ fees	136,874
Other expenses	71,459

Total Liabilities	102,433,517

Net Assets	$336,663,897

Net Assets Consist of:
Paid in surplus	$242,346,899
Distributable earnings (Accumulated losses)	94,316,998

Net Assets	$336,663,897

Net Assets
Class A	$270,368,759
Class B	59,463,901
Class E	6,831,237
Capital Shares Outstanding*
Class A	22,567,960
Class B	5,548,331
Class E	606,533
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.98
Class B	10.72
Class E	11.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $341,902,576.
(b)	Includes securities loaned at value of $98,317,892.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends	$492,011
Interest	11,978
Securities lending income	46,193

Total investment income	550,182
Expenses
Management fees	1,410,370
Administration fees	13,139
Custodian and accounting fees	19,061
Distribution and service fees—Class B	70,636
Distribution and service fees—Class E	4,903
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	17,129
Insurance	1,209
Miscellaneous	5,500

Total expenses	1,601,742
Less management fee waiver	(146,762)
Less broker commission recapture	(10,948)

Net expenses	1,444,032

Net Investment Loss	(893,850)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,558,344
Net change in unrealized depreciation on investments	(4,753,729)

Net realized and unrealized loss	(3,195,385)

Net Decrease in Net Assets From Operations	$(4,089,235)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(893,850)	$(1,712,731)
Net realized gain	1,558,344	44,646,703
Net change in unrealized appreciation (depreciation)	(4,753,729)	36,900,025

Increase (decrease) in net assets from operations	(4,089,235)	79,833,997

From Distributions to Shareholders
Class A	(35,275,802)	(44,956,326)
Class B	(8,707,545)	(11,174,873)
Class E	(946,826)	(1,303,551)

Total distributions	(44,930,173)	(57,434,750)

Increase in net assets from capital share transactions	31,020,374	27,058,373

Total increase (decrease) in net assets	(17,999,034)	49,457,620

Net Assets
Beginning of period	354,662,931	305,205,311

End of period	$336,663,897	$354,662,931

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	433,718	$5,348,367	728,768	$10,962,896
Reinvestments	3,038,398	35,275,802	3,458,179	44,956,326
Redemptions	(1,106,297)	(15,147,710)	(2,204,813)	(31,227,798)

Net increase	2,365,819	$25,476,459	1,982,134	$24,691,424

Class B
Sales	222,766	$2,321,557	320,538	$4,086,293
Reinvestments	838,070	8,707,545	943,028	11,174,873
Redemptions	(514,159)	(5,986,743)	(990,598)	(12,787,962)

Net increase	546,677	$5,042,359	272,968	$2,473,204

Class E
Sales	6,154	$64,188	28,839	$396,683
Reinvestments	86,706	946,826	105,551	1,303,551
Redemptions	(43,047)	(509,458)	(134,734)	(1,806,489)

Net increase (decrease)	49,813	$501,556	(344)	$(106,255)

Increase derived from capital shares transactions		$31,020,374		$27,058,373

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$14.03		$13.19	$14.98	$12.36	$13.07		$14.70

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.06)	(0.01)	(0.06)	(0.00	)(b)(c)	(0.04)
Net realized and unrealized gain (loss)	(0.21)		3.41	0.43	3.32	0.69		0.47

Total income (loss) from investment operations	(0.24)		3.35	0.42	3.26	0.69		0.43

Less Distributions
Distributions from net realized capital gains	(1.81)		(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Total distributions	(1.81)		(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Net Asset Value, End of Period	$11.98		$14.03	$13.19	$14.98	$12.36		$13.07

Total Return (%) (d)	(1.32	)(e)	26.88	0.55	27.04	6.21		1.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(f)	0.98	0.96	0.97	0.96		0.95
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.89	0.88	0.88	0.87		0.86
Ratio of net investment loss to average net assets (%)	(0.52	)(f)	(0.45)	(0.09)	(0.45)	(0.00	)(c)(h)	(0.26)
Portfolio turnover rate (%)	27	(e)	47	44	40	53		64
Net assets, end of period (in millions)	$270.4		$283.4	$240.4	$298.0	$280.6		$310.7

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.76		$12.22	$14.05	$11.66	$12.43		$14.11

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.09)	(0.05)	(0.09)	(0.03	)(c)	(0.07)
Net realized and unrealized gain (loss)	(0.19)		3.14	0.43	3.12	0.66		0.45

Total income (loss) from investment operations	(0.23)		3.05	0.38	3.03	0.63		0.38

Less Distributions
Distributions from net realized capital gains	(1.81)		(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Total distributions	(1.81)		(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Net Asset Value, End of Period	$10.72		$12.76	$12.22	$14.05	$11.66		$12.43

Total Return (%) (d)	(1.38	)(e)	26.51	0.28	26.68	6.05		1.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	(f)	1.23	1.21	1.22	1.21		1.20
Net ratio of expenses to average net assets (%) (g)	1.13	(f)	1.14	1.13	1.13	1.12		1.11
Ratio of net investment loss to average net assets (%)	(0.77	)(f)	(0.70)	(0.33)	(0.70)	(0.25	)(c)	(0.51)
Portfolio turnover rate (%)	27	(e)	47	44	40	53		64
Net assets, end of period (in millions)	$59.5		$63.8	$57.8	$66.0	$60.1		$64.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.31		$12.64	$14.45	$11.97	$12.71		$14.37

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.08)	(0.03)	(0.08)	(0.02	)(c)	(0.06)
Net realized and unrealized gain (loss)	(0.20)		3.26	0.43	3.20	0.68		0.46

Total income (loss) from investment operations	(0.24)		3.18	0.40	3.12	0.66		0.40

Less Distributions
Distributions from net realized capital gains	(1.81)		(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Total distributions	(1.81)		(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Net Asset Value, End of Period	$11.26		$13.31	$12.64	$14.45	$11.97		$12.71

Total Return (%) (d)	(1.40	)(e)	26.68	0.43	26.74	6.16		1.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(f)	1.13	1.11	1.12	1.11		1.10
Net ratio of expenses to average net assets (%) (g)	1.03	(f)	1.04	1.03	1.03	1.02		1.01
Ratio of net investment loss to average net assets (%)	(0.67	)(f)	(0.60)	(0.22)	(0.60)	(0.15	)(c)	(0.41)
Portfolio turnover rate (%)	27	(e)	47	44	40	53		64
Net assets, end of period (in millions)	$6.8		$7.4	$7.0	$7.3	$6.4		$6.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primary due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $11,291,318. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,664,468. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$84,343,682	$0	$98,878,990

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$1,410,370	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period January 1, 2020 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$341,678,922

Gross unrealized appreciation	102,327,160
Gross unrealized depreciation	(8,305,831)

Net unrealized appreciation (depreciation)	$94,021,329

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$621,360	$2,060,229	$56,813,390	$47,407,677	$57,434,750	$49,467,906

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$—	$44,703,496	$98,775,058	$—	$143,478,554

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned 6.10%, 6.07%, 6.07%, and 5.94%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 6.14%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. fixed income markets were volatile during the first six months of 2020. The market experienced positive performance during the first two months of the quarter as strong economic indicators and a healthy consumer fueled the economy. That positive sentiment quickly deteriorated as news of the COVID-19 virus spread across Asia and Europe. On March 11th, the World Health Organization characterized COVID-19 as a global pandemic and serious social constraints were implemented in the U.S. causing severe economic disruptions. Investors quickly divested risk assets and transitioned to more liquid sectors, causing market dislocations. Significant stimulus from the Federal Reserve (the “Fed”) and the U.S. Congress provided critical support to financial markets and valuations and liquidity improved by the end of the second quarter.

The Fed and Congress reacted quickly and began implementing policies utilized during the Great Financial Crisis. The Federal Funds rate was decreased by 1.50% to a target range of 0.0%—0.25%. Quantitative Easing (Fed policy designed to increase monetary supply) was instituted with open-ended Fed buying in U.S. Treasury instruments and Mortgage-Backed Securities (“MBS”) to stabilize the markets. The Fed also began numerous lending and purchase programs to support many facets of the market. On March 6th, Congress enacted a $8.3 billion aid program to bolster state and local health responses in addition to supporting small businesses through the Small Business Administration. On March 27th, a $2 trillion relief bill was passed to support individuals and healthcare providers and on April 9th, the Fed launched a $2.3 trillion emergency lending effort to bolster local governments and businesses. The Fed and Congress continue to provide stimulus and have shown an open-ended commitment to support the U.S. economy.

U.S. Treasury rates ended the period substantially lower. The 5-year Treasury decreased 139 basis points to 0.29%, the 10-year Treasury decreased 126 basis points to 0.65% and the 30-year Treasury decreased 97 basis points to 1.41%. The overall yield curve steepened slightly as the difference between the 10-year and 30-year Treasury increased 29 basis points to 0.76% while the 2-year and 10-year yield differential increased 15 basis points to 0.50% over the period.

The benchmark Bloomberg Barclays U.S. Aggregate Bond Index returned 6.14% through the first half of the year. U.S. Treasury securities were the best performing sector during the period, returning 8.71%. Asset-Backed Securities was the worst performing sector, returning 3.32%. Credit Option Adjusted Spread (OAS) widened by 56 basis points to 95 basis points during the first quarter, (a 69% increase), before recovering to 68 basis points at the end of the second quarter 2020.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	6.10	8.64	4.10	3.57
Class B	6.07	8.47	3.86	3.32
Class E	6.07	8.43	3.94	3.42
Class G	5.94	8.34	3.79	3.26
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	4.30	3.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	65.5
Corporate Bonds & Notes	28.9
Foreign Government	1.9
Mortgage-Backed Securities	1.4
Municipals	0.7
Asset-Backed Securities	0.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.27%	$1,000.00	$1,061.00	$1.38
	Hypothetical*	0.27%	$1,000.00	$1,023.52	$1.36

Class B (a)	Actual	0.52%	$1,000.00	$1,060.70	$2.66
	Hypothetical*	0.52%	$1,000.00	$1,022.28	$2.61

Class E (a)	Actual	0.42%	$1,000.00	$1,060.70	$2.15
	Hypothetical*	0.42%	$1,000.00	$1,022.78	$2.11

Class G (a)	Actual	0.57%	$1,000.00	$1,059.40	$2.92
	Hypothetical*	0.57%	$1,000.00	$1,022.03	$2.87

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—65.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—27.5%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	1,826,821	$1,912,962
2.500%, 02/01/28	1,448,015	1,516,294
2.500%, 07/01/28	2,521,964	2,646,537
2.500%, 10/01/28	1,596,435	1,676,460
2.500%, 03/01/30	1,757,001	1,844,909
2.500%, 09/01/31	2,802,997	2,939,842
2.500%, 01/01/32	915,649	960,352
2.500%, 04/01/32	2,020,239	2,119,942
2.500%, 09/01/32	644,946	676,775
2.500%, 12/01/34	2,286,796	2,393,663
3.000%, 01/01/27	605,564	636,548
3.000%, 02/01/27	1,034,782	1,087,726
3.000%, 03/01/27	546,035	574,747
3.000%, 01/01/29	2,715,698	2,865,186
3.000%, 10/01/29	1,237,110	1,306,124
3.000%, 06/01/30	1,453,686	1,533,165
3.000%, 02/01/33	3,278,626	3,451,030
3.500%, 02/01/26	822,422	864,242
3.500%, 03/01/26	406,780	428,185
3.500%, 05/01/29	1,186,295	1,257,497
3.500%, 08/01/32	515,751	541,942
3.500%, 03/01/34	1,062,438	1,117,595
4.000%, 06/01/24	97,769	103,566
4.000%, 11/01/24	598,878	634,387
4.000%, 08/01/34	1,892,914	2,011,976
4.500%, 08/01/24	163,183	170,604
4.500%, 06/01/25	324,410	341,886
5.000%, 01/01/22	13,740	13,984
5.000%, 02/01/24	98,496	101,141
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	1,097,312	1,166,472
3.000%, 08/01/35	1,522,474	1,615,189
3.000%, 05/01/36	2,013,398	2,135,882
3.500%, 04/01/32	944,428	1,013,905
3.500%, 09/01/35	1,328,711	1,424,381
3.500%, 07/01/38	1,481,663	1,560,137
4.000%, 02/01/31	398,728	433,992
4.000%, 03/01/38	1,217,497	1,295,645
4.000%, 07/01/38	1,516,056	1,613,363
4.500%, 08/01/30	236,725	259,613
5.000%, 02/01/24	54,350	56,921
5.000%, 09/01/25	62,805	68,544
5.500%, 07/01/23	33,810	35,427
5.500%, 01/01/24	24,527	25,900
5.500%, 07/01/24	70,990	78,095
5.500%, 07/01/25	73,826	81,268
7.000%, 10/01/21	872	892
Fannie Mae 30 Yr. Pool
2.500%, 01/01/50	2,870,701	2,993,948
2.500%, 03/01/50	2,923,667	3,050,083
2.500%, 05/01/50	4,970,631	5,185,556
2.500%, 07/01/50	7,000,000	7,302,672
2.500%, 08/01/50	4,861,111	5,066,243
3.000%, 08/01/42	1,106,761	1,183,610
3.000%, 09/01/42	1,458,696	1,559,982

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 11/01/42	1,662,435	1,793,049
3.000%, 12/01/42	3,443,033	3,685,900
3.000%, 01/01/43	847,298	906,131
3.000%, 02/01/43	3,455,230	3,695,147
3.000%, 03/01/43	3,429,188	3,695,037
3.000%, 05/01/43	2,439,410	2,608,600
3.000%, 07/01/43	6,885,106	7,380,944
3.000%, 09/01/43	1,300,561	1,390,764
3.000%, 05/01/45	2,266,461	2,428,960
3.000%, 05/01/46	2,232,609	2,356,454
3.000%, 06/01/46	2,941,210	3,104,362
3.000%, 08/01/46	3,032,654	3,200,879
3.000%, 02/01/47	3,604,336	3,804,272
3.000%, 11/01/49	2,644,198	2,783,998
3.000%, 12/01/49	4,604,975	4,848,442
3.000%, 01/01/50	4,734,773	4,985,103
3.000%, 02/01/50	2,381,219	2,507,115
3.000%, 04/01/50	4,919,617	5,191,294
3.000%, 05/01/50	6,941,556	7,324,891
3.500%, 12/01/40	1,145,334	1,240,729
3.500%, 03/01/42	879,198	953,503
3.500%, 04/01/42	1,914,304	2,074,018
3.500%, 05/01/42	1,944,540	2,106,776
3.500%, 06/01/42	1,371,190	1,485,591
3.500%, 08/01/42	870,074	942,666
3.500%, 09/01/42	2,941,611	3,187,034
3.500%, 10/01/42	1,615,904	1,750,722
3.500%, 01/01/43	1,084,903	1,175,418
3.500%, 02/01/43	1,872,243	2,057,059
3.500%, 04/01/43	2,299,170	2,507,181
3.500%, 06/01/43	1,196,245	1,300,327
3.500%, 08/01/44	1,451,570	1,556,266
3.500%, 02/01/45	1,908,551	2,046,206
3.500%, 03/01/45	3,102,479	3,316,771
3.500%, 04/01/45	3,350,890	3,588,272
3.500%, 09/01/45	6,454,877	6,884,687
3.500%, 11/01/45	2,127,522	2,269,187
3.500%, 01/01/46	2,520,736	2,688,583
3.500%, 03/01/46	2,455,477	2,605,213
3.500%, 05/01/46	1,868,640	1,982,591
3.500%, 04/01/47	5,284,853	5,577,311
3.500%, 11/01/47	4,451,592	4,697,938
3.500%, 03/01/48	3,766,393	3,968,105
3.500%, 02/01/49	1,105,137	1,164,324
3.500%, 08/01/49	1,398,206	1,469,461
3.500%, 10/01/49	2,771,920	2,913,182
3.500%, 01/01/50	1,847,006	1,941,133
3.500%, 02/01/50	942,705	990,747
4.000%, 08/01/39	617,755	678,933
4.000%, 09/01/39	535,270	588,279
4.000%, 12/01/39	667,225	733,303
4.000%, 06/01/40	556,669	611,761
4.000%, 09/01/40	448,888	493,314
4.000%, 12/01/40	3,313,789	3,641,749
4.000%, 01/01/41	1,662,779	1,827,341

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 02/01/41	2,138,540	$2,350,187
4.000%, 12/01/41	779,054	853,841
4.000%, 02/01/42	899,266	985,594
4.000%, 09/01/43	1,188,320	1,299,380
4.000%, 02/01/44	2,111,727	2,325,058
4.000%, 05/01/44	1,237,893	1,341,800
4.000%, 08/01/44	1,841,351	1,995,911
4.000%, 10/01/44	949,774	1,029,496
4.000%, 11/01/44	2,361,736	2,541,764
4.000%, 01/01/45	1,632,462	1,769,487
4.000%, 03/01/45	1,061,858	1,154,136
4.000%, 10/01/45	1,870,532	2,033,086
4.000%, 03/01/47	668,359	712,451
4.000%, 05/01/47	885,642	944,068
4.000%, 06/01/47	5,030,064	5,361,902
4.000%, 07/01/47	1,251,464	1,334,024
4.000%, 10/01/47	1,664,563	1,774,375
4.000%, 05/01/48	2,260,612	2,390,350
4.000%, 06/01/48	2,118,129	2,239,690
4.000%, 07/01/48	1,571,215	1,661,388
4.000%, 09/01/48	815,785	862,603
4.000%, 10/01/48	1,263,777	1,336,305
4.000%, 11/01/48	1,529,573	1,617,356
4.000%, 04/01/49	2,402,640	2,544,911
4.500%, 08/01/33	132,501	150,195
4.500%, 10/01/33	123,129	139,572
4.500%, 04/01/34	59,335	67,271
4.500%, 01/01/39	38,243	42,875
4.500%, 07/01/39	873,975	979,418
4.500%, 09/01/39	1,232,389	1,381,075
4.500%, 10/01/39	585,130	655,724
4.500%, 05/01/40	784,443	875,610
4.500%, 08/01/40	1,170,556	1,303,546
4.500%, 11/01/40	643,724	716,859
4.500%, 12/01/40	1,215,219	1,353,283
4.500%, 04/01/41	3,047,229	3,398,933
4.500%, 05/01/41	716,302	799,908
4.500%, 03/01/44	588,843	651,766
4.500%, 08/01/47	1,540,612	1,658,729
4.500%, 08/01/48	3,169,664	3,405,612
4.500%, 10/01/48	1,038,590	1,115,902
4.500%, 12/01/48	1,443,890	1,551,373
5.000%, 07/01/33	80,961	92,842
5.000%, 08/01/33	266,319	305,404
5.000%, 09/01/33	106,815	122,491
5.000%, 10/01/33	1,104,568	1,266,676
5.000%, 03/01/34	128,418	147,265
5.000%, 04/01/34	308,970	355,071
5.000%, 05/01/34	40,445	46,552
5.000%, 09/01/34	126,829	145,979
5.000%, 02/01/35	57,086	65,706
5.000%, 04/01/35	49,535	57,012
5.000%, 05/01/35	28,792	33,138
5.000%, 11/01/35	82,691	95,172
5.000%, 03/01/36	298,628	343,704

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 07/01/37	269,468	308,177
5.000%, 01/01/39	229,167	262,086
5.000%, 04/01/40	791,519	902,413
5.000%, 07/01/41	552,700	630,347
5.000%, 04/01/49	1,717,670	1,879,313
5.500%, 10/01/32	15,155	16,892
5.500%, 02/01/33	54,818	63,977
5.500%, 03/01/33	211,343	246,700
5.500%, 08/01/33	416,166	485,791
5.500%, 10/01/33	53,148	62,039
5.500%, 12/01/33	398,636	465,328
5.500%, 02/01/34	87,257	102,125
5.500%, 03/01/34	64,780	75,818
5.500%, 04/01/34	26,938	31,528
5.500%, 06/01/34	113,623	132,983
5.500%, 09/01/34	105,884	123,925
5.500%, 12/01/34	78,055	91,355
5.500%, 01/01/35	90,490	105,909
5.500%, 04/01/35	17,936	19,993
5.500%, 06/01/35	91,945	107,906
5.500%, 01/01/37	102,106	119,028
5.500%, 05/01/37	71,285	82,572
5.500%, 05/01/38	36,354	42,131
5.500%, 06/01/38	57,023	66,085
5.500%, 07/01/38	16,524	19,150
6.000%, 08/01/28	1,409	1,427
6.000%, 11/01/28	387	426
6.000%, 12/01/28	454	513
6.000%, 06/01/31	29,937	33,403
6.000%, 09/01/32	46,172	53,967
6.000%, 01/01/33	8,347	9,567
6.000%, 02/01/33	47,278	55,112
6.000%, 03/01/33	59,851	63,398
6.000%, 04/01/33	174,687	197,080
6.000%, 05/01/33	75,048	83,365
6.000%, 05/01/34	65,823	71,965
6.000%, 09/01/34	61,033	69,128
6.000%, 11/01/34	155,965	185,057
6.000%, 01/01/35	59,008	68,544
6.000%, 07/01/36	23,444	27,765
6.000%, 09/01/36	70,966	84,329
6.000%, 07/01/37	44,015	49,692
6.000%, 08/01/37	110,053	130,529
6.000%, 09/01/37	191,872	228,281
6.000%, 10/01/37	73,280	86,099
6.000%, 05/01/38	293,618	349,347
6.000%, 12/01/38	73,460	86,972
6.500%, 05/01/28	22,443	25,505
6.500%, 12/01/28	90,839	100,138
6.500%, 03/01/29	1,812	2,049
6.500%, 04/01/29	14,628	16,718
6.500%, 05/01/29	3,102	3,567
6.500%, 08/01/29	667	753
6.500%, 05/01/30	11,782	12,553
6.500%, 09/01/31	3,390	3,725

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 06/01/32	12,195	$14,545
6.500%, 10/01/33	54,828	61,719
6.500%, 10/01/34	143,293	170,903
6.500%, 10/01/37	38,819	46,658
7.000%, 06/01/26	248	268
7.000%, 06/01/28	5,529	5,868
7.000%, 10/01/29	4,631	5,441
7.000%, 12/01/29	2,709	2,954
7.000%, 06/01/32	40,505	49,290
7.000%, 10/01/37	70,737	88,638
7.500%, 09/01/25	1,719	1,913
7.500%, 06/01/26	1,800	2,038
7.500%, 07/01/29	5,212	6,050
7.500%, 10/01/29	2,283	2,458
8.000%, 11/01/29	65	79
8.000%, 05/01/30	13,958	15,675
8.000%, 11/01/30	1,480	1,779
8.000%, 01/01/31	1,008	1,176
8.000%, 02/01/31	2,692	3,278
Fannie Mae Multifamily REMIC Trust 1.610%, 03/25/31	1,907,553	1,969,772
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	761,581	799,573
2.500%, 02/01/28	1,397,014	1,467,287
2.500%, 04/01/28	1,061,884	1,113,240
2.500%, 12/01/29	1,708,608	1,793,142
2.500%, 01/01/31	2,348,409	2,464,542
2.500%, 01/01/32	3,752,874	3,937,131
3.000%, 03/01/27	561,960	590,810
3.000%, 05/01/27	776,206	817,148
3.000%, 11/01/28	1,021,251	1,076,260
3.000%, 12/01/29	1,820,591	1,922,526
3.000%, 05/01/31	2,217,052	2,338,297
3.000%, 07/01/50	2,400,000	2,529,505
3.500%, 12/01/25	555,974	585,678
3.500%, 05/01/26	201,455	212,106
3.500%, 09/01/30	1,502,813	1,593,623
4.000%, 05/01/25	278,950	296,447
4.000%, 08/01/25	136,577	145,143
4.000%, 10/01/25	179,225	190,466
5.500%, 01/01/24	100,255	105,029
Freddie Mac 15 Yr. Pool
3.000%, 10/01/32	1,224,550	1,288,766
3.000%, 03/01/35	2,383,048	2,503,772
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	1,692,542	1,798,769
3.000%, 02/01/37	1,996,787	2,119,023
3.500%, 04/01/32	1,098,018	1,179,036
4.000%, 01/01/31	451,465	491,621
4.000%, 08/01/31	446,380	485,944
4.500%, 05/01/29	108,620	119,155
5.000%, 03/01/27	42,198	46,425
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	1,764,909	1,887,905
3.000%, 01/01/43	1,632,428	1,746,192
3.000%, 03/01/43	4,475,403	4,801,558

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/43	2,908,419	3,119,709
3.000%, 06/01/43	1,535,264	1,649,161
3.000%, 07/01/43	2,533,346	2,709,695
3.000%, 06/01/45	2,782,267	2,944,200
3.000%, 06/01/46	2,975,301	3,141,043
3.000%, 11/01/46	3,187,123	3,364,665
3.000%, 01/01/47	5,219,197	5,509,938
3.500%, 01/01/42	851,657	922,752
3.500%, 03/01/42	778,357	843,529
3.500%, 08/01/42	2,031,937	2,202,000
3.500%, 02/01/43	1,133,925	1,228,869
3.500%, 05/01/43	1,682,951	1,820,711
3.500%, 06/01/43	1,006,708	1,089,113
3.500%, 06/01/44	1,151,547	1,234,925
3.500%, 10/01/44	1,259,583	1,350,784
3.500%, 11/01/44	1,924,291	2,084,792
3.500%, 12/01/44	1,678,896	1,800,457
3.500%, 05/01/45	2,101,638	2,242,191
3.500%, 08/01/45	2,626,309	2,865,237
3.500%, 11/01/45	2,223,864	2,372,504
3.500%, 12/01/45	1,336,451	1,425,778
3.500%, 03/01/46	4,029,508	4,288,365
3.500%, 06/01/47	2,214,373	2,337,452
3.500%, 08/01/47	1,469,513	1,551,191
3.500%, 11/01/47	1,881,890	1,986,488
3.500%, 02/01/48	3,847,347	4,061,189
4.000%, 06/01/39	412,919	453,839
4.000%, 12/01/39	538,305	591,653
4.000%, 11/01/40	659,656	725,054
4.000%, 04/01/41	706,824	774,945
4.000%, 09/01/41	708,547	776,838
4.000%, 10/01/41	1,583,044	1,735,621
4.000%, 11/01/41	619,267	678,950
4.000%, 10/01/43	2,102,430	2,299,257
4.000%, 07/01/44	1,748,103	1,895,342
4.000%, 10/01/44	1,305,697	1,415,673
4.000%, 07/01/45	2,069,766	2,250,224
4.000%, 01/01/46	1,992,714	2,166,453
4.000%, 02/01/46	1,108,299	1,204,929
4.000%, 06/01/47	2,235,149	2,382,849
4.000%, 10/01/47	1,101,010	1,173,765
4.000%, 11/01/47	1,129,574	1,204,217
4.000%, 03/01/48	1,772,113	1,889,146
4.000%, 05/01/48	1,042,718	1,102,595
4.000%, 10/01/48	1,219,074	1,289,078
4.000%, 11/01/48	1,431,352	1,513,545
4.000%, 01/01/49	840,183	888,430
4.500%, 10/01/35	205,416	223,472
4.500%, 06/01/38	317,709	345,636
4.500%, 02/01/39	215,700	241,750
4.500%, 03/01/39	200,117	224,301
4.500%, 04/01/39	368,674	413,228
4.500%, 09/01/39	376,294	421,770
4.500%, 10/01/39	975,209	1,093,062
4.500%, 11/01/39	278,127	311,739

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 01/01/40	222,112	$248,954
4.500%, 05/01/40	372,004	414,391
4.500%, 11/01/40	656,490	731,291
4.500%, 02/01/41	110,052	122,902
4.500%, 05/01/41	342,580	382,609
4.500%, 06/01/41	232,694	259,883
4.500%, 12/01/43	577,064	643,660
4.500%, 12/01/45	678,058	750,801
4.500%, 08/01/47	1,428,780	1,538,782
4.500%, 08/01/48	729,625	784,131
4.500%, 10/01/48	1,280,428	1,376,082
4.500%, 12/01/48	893,211	959,938
5.000%, 10/01/33	332,708	381,682
5.000%, 03/01/34	43,695	50,321
5.000%, 08/01/35	217,792	250,767
5.000%, 09/01/35	87,826	101,121
5.000%, 10/01/35	69,080	79,534
5.000%, 01/01/36	224,101	258,026
5.000%, 04/01/38	150,975	172,717
5.000%, 11/01/39	740,988	846,067
5.000%, 05/01/40	945,090	1,077,936
5.500%, 06/01/34	125,769	147,263
5.500%, 10/01/35	85,365	100,213
5.500%, 12/01/35	290,467	340,990
5.500%, 01/01/36	192,769	226,298
5.500%, 12/01/37	182,254	212,566
5.500%, 04/01/38	810,374	939,424
5.500%, 07/01/38	94,154	109,151
5.500%, 08/01/38	264,677	306,835
6.000%, 11/01/28	3,967	4,418
6.000%, 12/01/28	2,774	3,131
6.000%, 04/01/29	1,490	1,657
6.000%, 06/01/31	1,639	1,829
6.000%, 07/01/31	364	422
6.000%, 09/01/31	45,160	49,207
6.000%, 11/01/32	11,252	12,996
6.000%, 06/01/34	39,230	43,619
6.000%, 11/01/35	49,701	58,167
6.000%, 02/01/36	41,829	47,164
6.000%, 08/01/36	23,189	27,510
6.000%, 10/01/36	78,043	92,989
6.000%, 11/01/36	43,656	50,339
6.000%, 01/01/37	33,560	38,334
6.000%, 02/01/38	79,532	93,788
6.000%, 11/01/39	701,365	837,284
6.000%, 04/01/40	236,202	283,709
6.500%, 02/01/30	4,229	4,778
6.500%, 08/01/31	4,616	5,468
6.500%, 10/01/31	5,849	6,455
6.500%, 11/01/31	9,618	11,453
6.500%, 03/01/32	171,687	204,134
6.500%, 04/01/32	167,320	199,551
6.500%, 09/01/36	209,159	257,236
6.500%, 11/01/37	68,640	83,197
7.000%, 12/01/27	642	739

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
7.000%, 11/01/28	1,566	1,824
7.000%, 04/01/29	1,638	1,918
7.000%, 05/01/29	519	583
7.000%, 06/01/29	4,672	5,161
7.000%, 07/01/29	209	224
7.000%, 01/01/31	36,637	39,978
7.500%, 08/01/24	4,834	4,911
7.500%, 10/01/27	4,071	4,684
7.500%, 10/01/29	6,057	7,176
7.500%, 05/01/30	9,786	11,545
8.000%, 02/01/27	1,579	1,818
8.000%, 10/01/28	2,671	3,076
Freddie Mac 30 Yr. Pool
2.500%, 03/01/50	4,886,059	5,097,327
2.500%, 07/01/50	7,972,509	8,309,574
3.000%, 01/01/48	1,447,277	1,526,300
3.000%, 09/01/49	4,060,368	4,275,042
3.000%, 12/01/49	4,573,955	4,815,782
3.000%, 02/01/50	2,317,020	2,439,523
3.000%, 04/01/50	3,942,547	4,160,267
3.000%, 05/01/50	2,972,896	3,137,069
3.500%, 10/01/47	1,890,520	1,994,975
3.500%, 04/01/49	1,783,086	1,871,986
3.500%, 05/01/49	1,087,495	1,141,715
3.500%, 10/01/49	1,975,377	2,076,046
3.500%, 03/01/50	2,865,586	3,011,621
4.000%, 02/01/49	816,964	863,673
4.000%, 06/01/49	1,462,901	1,547,942
4.500%, 01/01/49	795,636	854,764
4.500%, 09/01/49	1,768,934	1,904,020
Freddie Mac Multifamily Structured Pass-Through Certificates
3.060%, 07/25/23 (a)	4,800,000	5,123,736
3.117%, 06/25/27	2,000,000	2,262,685
3.171%, 10/25/24	975,000	1,071,957
3.187%, 09/25/27 (a)	1,265,000	1,442,657
3.194%, 07/25/27	685,000	780,067
3.458%, 08/25/23 (a)	2,000,000	2,160,324
3.780%, 10/25/28 (a)	4,000,000	4,740,040
3.920%, 09/25/28 (a)	2,900,000	3,484,917
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	1,121,756	1,177,442
5.000%, 10/15/20	5,433	5,442
5.000%, 01/15/21	3,240	3,241
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	1,477,110	1,580,242
3.000%, 12/15/42	1,281,317	1,374,104
3.000%, 02/15/43	984,601	1,055,901
3.000%, 03/15/43	1,123,494	1,200,059
3.000%, 05/15/43	1,604,192	1,713,517
3.000%, 07/15/43	1,039,076	1,109,888
3.500%, 02/15/42	461,750	505,182
4.000%, 07/15/39	969,844	1,069,560
4.000%, 07/15/40	555,504	612,719
4.500%, 01/15/39	166,554	186,810

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.500%, 04/15/39	455,252	$510,421
4.500%, 05/15/39	921,918	1,033,639
4.500%, 08/15/39	427,487	479,292
4.500%, 01/15/40	399,776	448,222
4.500%, 04/15/40	233,256	262,842
4.500%, 02/15/41	133,775	150,742
4.500%, 04/15/41	257,473	290,069
5.000%, 12/15/35	156,681	178,981
5.000%, 12/15/36	65,352	72,176
5.000%, 01/15/39	459,612	522,606
5.000%, 02/15/39	89,503	103,358
5.000%, 08/15/39	618,697	701,555
5.000%, 09/15/39	130,375	146,217
5.000%, 12/15/39	310,622	348,485
5.000%, 05/15/40	519,035	574,874
5.500%, 03/15/36	55,157	61,729
5.500%, 01/15/37	198,415	228,080
5.500%, 11/15/37	272,560	317,383
5.500%, 09/15/38	20,290	22,264
5.500%, 08/15/39	388,678	456,159
6.000%, 01/15/29	1,843	2,057
6.000%, 01/15/33	110,912	130,574
6.000%, 03/15/35	89,787	106,681
6.000%, 12/15/35	50,632	58,458
6.000%, 06/15/36	75,111	88,799
6.000%, 09/15/36	94,197	111,644
6.000%, 07/15/38	505,698	602,856
6.500%, 05/15/23	556	563
6.500%, 02/15/27	12,380	13,633
6.500%, 07/15/28	6,371	7,121
6.500%, 08/15/28	5,725	6,417
6.500%, 11/15/28	3,819	4,372
6.500%, 12/15/28	6,966	7,717
6.500%, 07/15/29	1,627	1,749
6.500%, 05/15/36	97,185	116,759
7.000%, 01/15/28	807	916
7.000%, 05/15/28	4,284	4,628
7.000%, 06/15/28	4,948	5,674
7.000%, 10/15/28	5,046	5,688
7.000%, 09/15/29	1,311	1,346
7.000%, 01/15/31	1,094	1,177
7.000%, 03/15/31	589	661
7.000%, 07/15/31	208,608	248,441
7.000%, 08/15/31	41,166	49,311
7.000%, 02/15/32	6,489	6,710
7.000%, 07/15/32	12,324	14,892
8.000%, 08/15/26	1,829	2,068
8.000%, 09/15/26	1,772	1,951
8.000%, 06/15/29	17,973	20,264
9.000%, 11/15/24	329	333
Ginnie Mae II 30 Yr. Pool
2.500%, 06/20/50	7,607,362	8,012,598
3.000%, 12/20/42	1,417,684	1,521,275
3.000%, 03/20/43	2,098,169	2,272,222
3.000%, 12/20/44	1,635,690	1,742,545

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.000%, 04/20/45	1,527,244	1,624,693
3.000%, 08/20/45	2,421,294	2,575,790
3.000%, 11/20/45	1,366,221	1,453,396
3.000%, 01/20/46	2,374,085	2,525,569
3.000%, 09/20/46	2,725,918	2,895,457
3.000%, 10/20/46	2,750,576	2,921,648
3.000%, 11/20/46	2,874,013	3,052,763
3.000%, 01/20/47	2,922,936	3,104,728
3.000%, 04/20/47	1,193,352	1,265,852
3.000%, 02/20/48	2,124,679	2,253,761
3.000%, 10/20/49	2,856,893	3,032,833
3.000%, 12/20/49	4,899,594	5,201,333
3.000%, 01/20/50	6,832,474	7,253,249
3.000%, 05/20/50	3,991,643	4,234,240
3.500%, 12/20/41	845,199	922,851
3.500%, 08/20/42	815,290	886,372
3.500%, 01/20/43	2,393,503	2,612,630
3.500%, 04/20/43	998,343	1,096,633
3.500%, 05/20/43	1,665,500	1,808,646
3.500%, 07/20/44	1,983,405	2,139,996
3.500%, 02/20/45	2,113,657	2,280,531
3.500%, 06/20/45	1,342,297	1,440,014
3.500%, 08/20/45	3,168,223	3,398,865
3.500%, 09/20/45	3,675,036	3,942,573
3.500%, 10/20/45	2,151,671	2,308,309
3.500%, 12/20/45	1,932,946	2,073,661
3.500%, 01/20/46	1,888,004	2,025,448
3.500%, 02/20/46	1,554,395	1,667,553
3.500%, 06/20/46	1,798,854	1,922,013
3.500%, 02/20/47	2,926,507	3,126,872
3.500%, 03/20/47	2,608,813	2,773,694
3.500%, 09/20/47	1,183,974	1,258,803
3.500%, 12/20/47	5,576,105	5,928,523
3.500%, 10/20/48	606,608	644,173
3.500%, 05/20/49	1,293,322	1,365,562
3.500%, 07/20/49	1,434,982	1,515,136
3.500%, 09/20/49	4,168,065	4,400,880
3.500%, 10/20/49	2,768,183	2,922,805
3.500%, 11/20/49	3,851,183	4,066,298
3.500%, 12/20/49	2,432,339	2,568,202
4.000%, 11/20/40	780,888	863,311
4.000%, 12/20/40	938,799	1,037,889
4.000%, 05/20/43	1,581,999	1,753,716
4.000%, 11/20/43	538,850	592,484
4.000%, 04/20/44	767,040	841,488
4.000%, 05/20/44	919,773	1,009,045
4.000%, 09/20/44	1,466,325	1,608,645
4.000%, 10/20/44	2,084,903	2,287,262
4.000%, 11/20/44	400,010	438,835
4.000%, 10/20/45	1,593,678	1,732,253
4.000%, 11/20/45	850,529	924,485
4.000%, 02/20/47	2,037,865	2,195,121
4.000%, 03/20/47	416,655	448,807
4.000%, 04/20/47	1,701,109	1,824,915
4.000%, 09/20/47	1,551,501	1,664,418

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 07/20/48	1,274,061	$1,359,909
4.000%, 08/20/48	895,097	955,410
4.000%, 09/20/48	1,598,992	1,706,734
4.000%, 07/20/49	2,028,352	2,151,941
4.000%, 05/20/50	1,995,315	2,116,891
4.500%, 08/20/40	633,038	712,078
4.500%, 12/20/40	433,872	488,045
4.500%, 04/20/41	354,627	399,010
4.500%, 03/20/42	301,219	338,918
4.500%, 10/20/43	449,414	504,966
4.500%, 02/20/44	902,792	1,014,386
4.500%, 04/20/45	808,407	908,334
4.500%, 03/20/47	964,827	1,048,699
4.500%, 11/20/47	933,380	1,007,445
4.500%, 08/20/48	2,457,435	2,643,706
4.500%, 03/20/49	970,184	1,043,723
5.000%, 08/20/40	299,472	342,354
5.000%, 10/20/40	320,859	366,804
5.000%, 06/20/44	683,279	781,120
5.000%, 10/20/48	1,081,399	1,172,581
5.000%, 01/20/49	838,018	908,679
6.500%, 06/20/31	12,341	14,798
6.500%, 11/20/38	271,567	336,427
7.500%, 02/20/28	1,238	1,413

		700,828,618

Federal Agencies—1.4%
Federal Home Loan Bank
2.875%, 09/13/24	1,800,000	1,985,994
3.000%, 10/12/21	9,700,000	10,049,588
3.250%, 11/16/28	2,700,000	3,217,131
Federal Home Loan Mortgage Corp.
1.125%, 08/12/21	5,200,000	5,254,496
6.250%, 07/15/32	1,600,000	2,516,560
6.750%, 03/15/31	900,000	1,416,052
Federal National Mortgage Association
2.125%, 04/24/26 (b)	3,500,000	3,813,880
2.625%, 09/06/24	2,000,000	2,190,260
6.625%, 11/15/30 (b)	2,450,000	3,793,408
Tennessee Valley Authority 5.250%, 09/15/39 (b)	1,350,000	2,056,887

		36,294,256

U.S. Treasury—36.7%
U.S. Treasury Bonds
2.000%, 02/15/50 (b)	3,400,000	3,894,063
2.250%, 08/15/46	3,000,000	3,557,344
2.250%, 08/15/49	17,000,000	20,442,500
2.500%, 05/15/46	4,800,000	5,953,500
2.750%, 08/15/42	4,820,000	6,178,638
2.750%, 11/15/42	1,200,000	1,537,125
2.750%, 08/15/47	3,000,000	3,919,688
2.750%, 11/15/47	800,000	1,046,500
2.875%, 05/15/43	5,760,000	7,522,200

U.S. Treasury—(Continued)
U.S. Treasury Bonds
2.875%, 08/15/45	13,200,000	17,391,000
2.875%, 11/15/46	4,600,000	6,116,563
3.000%, 11/15/44	2,600,000	3,481,156
3.000%, 02/15/47	7,000,000	9,534,219
3.000%, 05/15/47	5,800,000	7,905,219
3.000%, 08/15/48	11,200,000	15,401,750
3.000%, 02/15/49	7,300,000	10,078,562
3.125%, 11/15/41	3,000,000	4,061,250
3.125%, 02/15/43	3,270,000	4,432,894
3.125%, 08/15/44	4,700,000	6,409,625
3.375%, 05/15/44	3,000,000	4,243,125
3.375%, 11/15/48 (b)	10,000,000	14,692,187
3.500%, 02/15/39	1,872,000	2,648,295
3.625%, 08/15/43	2,600,000	3,797,625
3.625%, 02/15/44	1,020,000	1,493,184
3.750%, 08/15/41	1,400,000	2,062,266
3.750%, 11/15/43 (b)	2,600,000	3,869,938
4.250%, 05/15/39	2,200,000	3,399,000
4.250%, 11/15/40	2,780,000	4,343,316
4.375%, 11/15/39	1,900,000	2,987,453
4.375%, 05/15/40	3,220,000	5,087,097
4.375%, 05/15/41	1,350,000	2,146,711
4.500%, 02/15/36	600,000	918,469
4.625%, 02/15/40	3,000,000	4,865,156
5.000%, 05/15/37 (b)	1,560,000	2,558,644
5.250%, 02/15/29	750,000	1,045,664
5.375%, 02/15/31	3,675,000	5,459,672
6.250%, 08/15/23	7,700,000	9,152,172
6.250%, 05/15/30	2,500,000	3,849,609
6.375%, 08/15/27	2,900,000	4,098,969
6.500%, 11/15/26 (b)	2,500,000	3,456,641
7.125%, 02/15/23	11,125,000	13,150,098
7.250%, 08/15/22 (b)	6,120,000	7,035,609
8.000%, 11/15/21	2,920,000	3,231,733
8.125%, 08/15/21 (b)	1,250,000	1,361,328
U.S. Treasury Notes
0.625%, 05/15/30 (b)	3,000,000	2,992,031
1.125%, 06/30/21	200,000	201,898
1.125%, 07/31/21	12,300,000	12,426,363
1.125%, 08/31/21	6,300,000	6,369,645
1.125%, 02/28/25	3,800,000	3,951,406
1.250%, 07/31/23	8,600,000	8,883,531
1.500%, 10/31/24 (b)	8,100,000	8,535,375
1.500%, 08/15/26	10,600,000	11,293,969
1.500%, 01/31/27	8,000,000	8,540,000
1.500%, 02/15/30	8,300,000	8,973,078
1.625%, 12/31/21 (b)	10,000,000	10,218,359
1.625%, 11/15/22	12,800,000	13,242,000
1.625%, 05/31/23	7,900,000	8,233,281
1.625%, 02/15/26	12,400,000	13,265,094
1.625%, 05/15/26	10,900,000	11,679,180
1.625%, 09/30/26	6,000,000	6,442,031
1.625%, 08/15/29 (b)	4,500,000	4,909,922
1.750%, 11/30/21	11,000,000	11,246,211
1.750%, 02/28/22	9,000,000	9,235,898

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.750%, 05/15/22 (b)	8,000,000	$8,236,250
1.750%, 05/31/22	5,100,000	5,253,598
1.750%, 07/15/22	9,000,000	9,289,687
1.750%, 05/15/23	12,720,000	13,294,387
1.875%, 02/28/22	9,000,000	9,254,883
1.875%, 03/31/22	11,000,000	11,326,992
1.875%, 04/30/22	12,100,000	12,477,180
1.875%, 07/31/22	11,100,000	11,494,570
1.875%, 08/31/22	7,400,000	7,672,875
1.875%, 09/30/22	16,900,000	17,548,274
1.875%, 08/31/24	10,200,000	10,891,687
1.875%, 06/30/26	6,900,000	7,501,594
2.000%, 10/31/21	6,000,000	6,145,781
2.000%, 11/15/21	3,000,000	3,074,883
2.000%, 02/15/22	17,700,000	18,223,394
2.000%, 11/30/22	6,700,000	6,995,742
2.000%, 02/15/23	6,900,000	7,229,906
2.000%, 05/31/24	8,400,000	8,981,437
2.000%, 02/15/25 (b)	21,600,000	23,316,188
2.000%, 08/15/25	5,100,000	5,537,484
2.000%, 11/15/26	7,300,000	8,015,172
2.125%, 06/30/21	4,000,000	4,077,500
2.125%, 08/15/21	8,710,000	8,899,511
2.125%, 12/31/21	11,900,000	12,247,238
2.125%, 12/31/22	7,200,000	7,551,563
2.125%, 02/29/24	12,000,000	12,839,063
2.125%, 03/31/24 (b)	13,100,000	14,034,398
2.125%, 05/15/25 (b)	16,500,000	17,963,086
2.125%, 05/31/26	6,800,000	7,487,438
2.250%, 07/31/21 (b)	13,000,000	13,290,977
2.250%, 11/15/24	17,700,000	19,234,922
2.250%, 11/15/25	10,800,000	11,898,562
2.250%, 02/15/27	7,800,000	8,711,625
2.250%, 08/15/27	2,100,000	2,358,234
2.250%, 11/15/27	7,600,000	8,558,313
2.375%, 08/15/24	15,900,000	17,292,492
2.375%, 05/15/27	8,000,000	9,027,500
2.375%, 05/15/29	6,800,000	7,847,625
2.500%, 03/31/23	7,800,000	8,297,859
2.500%, 05/15/24	10,000,000	10,877,344
2.500%, 02/28/26	6,700,000	7,500,859
2.625%, 12/31/23	6,900,000	7,483,266
2.625%, 02/15/29	8,300,000	9,726,562
2.750%, 08/31/23	4,800,000	5,188,125
2.750%, 11/15/23	6,335,000	6,878,919
2.750%, 02/15/24	12,400,000	13,537,312
2.750%, 02/28/25 (b)	6,900,000	7,691,344
2.750%, 02/15/28 (b)	9,100,000	10,615,719
2.875%, 10/15/21	3,900,000	4,035,738
2.875%, 04/30/25	8,400,000	9,442,781
2.875%, 07/31/25	6,600,000	7,454,391
2.875%, 05/15/28	5,900,000	6,962,922
2.875%, 08/15/28	6,000,000	7,106,250
3.125%, 11/15/28	8,000,000	9,672,500

		938,010,931

Total U.S. Treasury & Government Agencies (Cost $1,552,453,375)		1,675,133,805

Corporate Bonds & Notes—28.9%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.7%
Boeing Co. (The)
5.150%, 05/01/30	3,800,000	$4,234,264
7.250%, 06/15/25	460,000	543,541
General Dynamics Corp. 3.000%, 05/11/21	1,000,000	1,022,970
Lockheed Martin Corp.
3.550%, 01/15/26 (b)	1,000,000	1,146,500
4.090%, 09/15/52	954,000	1,244,617
Northrop Grumman Corp. 3.250%, 01/15/28 (b)	1,100,000	1,227,017
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	770,085
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,007,940
Raytheon Technologies Corp. 4.500%, 06/01/42	2,645,000	3,288,502
United Technologies Corp.
3.125%, 05/04/27 (b)	2,000,000	2,223,920
7.500%, 09/15/29	200,000	291,104

		17,000,460

Agriculture—0.4%
Altria Group, Inc.
4.000%, 01/31/24	1,000,000	1,102,450
5.950%, 02/14/49 (b)	1,200,000	1,564,716
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	2,000,000	2,211,200
Reynolds American, Inc. 4.450%, 06/12/25	3,800,000	4,282,182

		9,160,548

Auto Manufacturers—0.4%
American Honda Finance Corp. 2.300%, 09/09/26	1,100,000	1,170,719
Daimler Finance North America LLC 8.500%, 01/18/31 (b)	1,050,000	1,600,095
General Motors Financial Co., Inc.
3.200%, 07/06/21	2,000,000	2,022,260
4.350%, 01/17/27	3,200,000	3,326,208
Toyota Motor Credit Corp. 3.300%, 01/12/22	2,000,000	2,082,540

		10,201,822

Banks—6.2%
Bank of America Corp.
2.625%, 04/19/21 (b)	1,000,000	1,017,810
3.300%, 01/11/23 (b)	4,075,000	4,346,517
4.100%, 07/24/23 (b)	2,905,000	3,190,416
4.200%, 08/26/24	3,000,000	3,328,260
5.875%, 02/07/42	3,000,000	4,439,370
Bank of Montreal 1.900%, 08/27/21	1,000,000	1,017,280
Bank of New York Mellon Corp. (The)
3.442%, 3M LIBOR + 1.069%, 02/07/28 (a)	1,800,000	2,032,056

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Nova Scotia (The) 2.700%, 03/07/22 (b)	3,000,000	$3,111,420
Barclays plc 4.375%, 01/12/26 (b)	3,500,000	3,951,045
BNP Paribas S.A. 5.000%, 01/15/21	1,225,000	1,254,829
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,452,734
Capital One N.A. 2.250%, 09/13/21	3,000,000	3,047,730
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (a)	2,500,000	2,583,675
2.700%, 03/30/21	2,000,000	2,032,620
3.200%, 10/21/26	1,700,000	1,865,121
4.750%, 05/18/46	3,400,000	4,304,536
Cooperatieve Rabobank UA 5.250%, 05/24/41	1,640,000	2,340,264
Credit Suisse Group Funding Guernsey, Ltd.
3.800%, 09/15/22	1,000,000	1,061,420
4.550%, 04/17/26	2,700,000	3,105,297
Deutsche Bank AG 4.250%, 10/14/21	900,000	920,736
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,912,477
Goldman Sachs Group, Inc. (The)
3.850%, 01/26/27 (b)	1,900,000	2,135,315
4.000%, 03/03/24	2,000,000	2,209,920
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	1,900,000	2,203,126
6.125%, 02/15/33 (b)	2,075,000	2,902,157
HSBC Holdings plc
5.100%, 04/05/21	2,556,000	2,641,882
5.250%, 03/14/44 (b)	900,000	1,134,621
6.500%, 09/15/37	2,405,000	3,275,899
JPMorgan Chase & Co.
2.950%, 10/01/26	2,000,000	2,192,100
3.250%, 09/23/22	2,850,000	3,011,338
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	2,100,000	2,481,738
3.900%, 07/15/25	4,700,000	5,315,089
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	2,400,000	2,893,944
KeyBank N.A. 3.300%, 06/01/25	3,800,000	4,227,614
KFW
1.625%, 03/15/21	5,500,000	5,553,790
1.750%, 09/14/29	2,000,000	2,161,360
2.375%, 08/25/21 (b)	1,945,000	1,992,497
Landwirtschaftliche Rentenbank 2.000%, 01/13/25	1,500,000	1,603,425
Lloyds Bank plc 6.375%, 01/21/21	1,500,000	1,548,885
Mitsubishi UFJ Financial Group, Inc.
2.998%, 02/22/22	1,900,000	1,967,849
3.850%, 03/01/26	1,000,000	1,133,180
Mizuho Financial Group, Inc. 4.018%, 03/05/28 (b)	1,800,000	2,042,820
Morgan Stanley
4.300%, 01/27/45	1,900,000	2,387,711

Banks—(Continued)
Morgan Stanley
4.350%, 09/08/26	3,800,000	4,374,180
7.250%, 04/01/32	1,850,000	2,783,898
National Australia Bank, Ltd.
2.800%, 01/10/22	1,900,000	1,965,170
Oesterreichische Kontrollbank AG 2.875%, 03/13/23	1,300,000	1,387,698
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	4,461,456
Royal Bank of Scotland Group plc
3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	1,000,000	1,038,600
3.875%, 09/12/23	1,000,000	1,078,050
Santander UK Group Holdings plc 2.875%, 08/05/21	1,500,000	1,533,750
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26	4,700,000	5,009,072
Toronto-Dominion Bank (The) 3.500%, 07/19/23 (b)	3,000,000	3,276,660
U.S. Bancorp 3.600%, 09/11/24 (b)	3,000,000	3,335,760
Wells Fargo & Co.
2.879%, 3M LIBOR + 1.170%, 10/30/30 (a)	2,400,000	2,562,000
3.000%, 10/23/26	2,000,000	2,184,880
5.013%, 3M LIBOR + 4.240%, 04/04/51 (a)	2,500,000	3,452,574
5.606%, 01/15/44	2,200,000	3,017,476
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,620,005
Westpac Banking Corp. 2.800%, 01/11/22	2,000,000	2,068,920

		157,482,022

Beverages—0.8%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	3,300,000	4,008,873
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48	1,165,000	1,341,871
5.550%, 01/23/49	1,900,000	2,523,067
Coca-Cola Co. (The)
3.150%, 11/15/20	280,000	282,937
3.200%, 11/01/23	3,000,000	3,263,220
Constellation Brands, Inc. 3.150%, 08/01/29	2,900,000	3,125,533
Diageo Capital plc 2.375%, 10/24/29	1,400,000	1,491,546
Keurig Dr Pepper, Inc. 4.057%, 05/25/23	1,000,000	1,089,220
PepsiCo, Inc.
3.375%, 07/29/49	900,000	1,032,471
3.600%, 03/01/24 (b)	2,475,000	2,729,108

		20,887,846

Biotechnology—0.3%
Amgen, Inc.
2.600%, 08/19/26	3,200,000	3,486,144
3.625%, 05/22/24	1,200,000	1,315,776

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	$3,431,160

		8,233,080

Chemicals—0.4%
Dow Chemical Co. (The)
4.375%, 11/15/42	1,000,000	1,115,400
9.400%, 05/15/39	650,000	1,079,579
DuPont de Nemours, Inc. 5.419%, 11/15/48	1,600,000	2,105,024
LyondellBasell Industries NV 4.625%, 02/26/55 (b)	1,400,000	1,559,446
Nutrien, Ltd. 4.200%, 04/01/29	2,200,000	2,540,758
Praxair, Inc. 3.000%, 09/01/21	1,950,000	2,006,608

		10,406,815

Commercial Services—0.3%
Massachusetts Institute of Technology 2.294%, 07/01/51	1,200,000	1,170,336
PayPal Holdings, Inc. 2.850%, 10/01/29	3,000,000	3,267,930
Yale University 2.402%, 04/15/50	2,000,000	2,045,520

		6,483,786

Computers—0.7%
Apple, Inc.
2.400%, 05/03/23	4,072,000	4,304,267
4.450%, 05/06/44	944,000	1,259,060
4.650%, 02/23/46	2,700,000	3,712,176
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (144A)	1,800,000	1,988,928
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	1,400,000	1,613,640
International Business Machines Corp.
3.300%, 05/15/26	1,900,000	2,135,752
4.000%, 06/20/42	3,200,000	3,837,696

		18,851,519

Cosmetics/Personal Care—0.3%
Procter & Gamble Co. (The)
2.300%, 02/06/22 (b)	1,600,000	1,650,032
3.550%, 03/25/40	900,000	1,079,244
Unilever Capital Corp.
2.900%, 05/05/27	1,500,000	1,666,605
5.900%, 11/15/32	1,500,000	2,173,350

		6,569,231

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 02/01/22 (b)	1,800,000	1,796,904

Diversified Financial Services—(Continued)
Air Lease Corp. 4.250%, 02/01/24	900,000	920,304
American Express Credit Corp. 3.300%, 05/03/27 (b)	3,000,000	3,409,260
BlackRock, Inc. 3.500%, 03/18/24	3,800,000	4,200,786
Charles Schwab Corp. (The) 4.625%, 03/22/30	900,000	1,124,595
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,734,290
Intercontinental Exchange, Inc.
3.750%, 12/01/25	1,000,000	1,142,960
Visa, Inc. 2.800%, 12/14/22	3,000,000	3,166,380

		18,495,479

Electric—2.0%
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	1,000,000	1,226,370
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	3,501,274
Dominion Energy, Inc.
3.900%, 10/01/25	1,900,000	2,144,948
4.600%, 03/15/49	800,000	1,013,424
DTE Electric Co. 3.700%, 03/15/45 (b)	2,000,000	2,317,720
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,781,020
Duke Energy Corp. 2.650%, 09/01/26	2,300,000	2,496,213
Entergy Louisiana LLC 4.000%, 03/15/33	1,000,000	1,229,650
Evergy, Inc. 2.900%, 09/15/29	1,500,000	1,609,140
Exelon Corp.
3.400%, 04/15/26	3,000,000	3,340,890
5.625%, 06/15/35	1,500,000	1,973,865
FirstEnergy Corp. 3.900%, 07/15/27	2,000,000	2,264,820
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,589,780
Georgia Power Co. 4.300%, 03/15/42	2,000,000	2,327,240
MidAmerican Energy Co. 4.250%, 07/15/49	1,500,000	1,945,815
Northern States Power Co. 6.250%, 06/01/36 (b)	2,200,000	3,255,626
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,395,844
PPL Capital Funding, Inc. 3.400%, 06/01/23	2,000,000	2,120,100
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,408,330
Sempra Energy 3.400%, 02/01/28 (b)	2,100,000	2,306,745

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Southern California Edison Co.
3.650%, 03/01/28	1,900,000	$2,137,481
4.000%, 04/01/47	1,000,000	1,144,930
Southwestern Electric Power Co. 4.100%, 09/15/28	1,800,000	2,059,326
Union Electric Co. 3.500%, 03/15/29	1,800,000	2,053,692

		50,644,243

Electrical Components & Equipment—0.0%
Emerson Electric Co. 2.625%, 12/01/21	1,000,000	1,029,390

Environmental Control—0.1%
Waste Management, Inc.
3.450%, 06/15/29 (b)	1,400,000	1,437,730

Food—0.4%
Conagra Brands, Inc. 4.850%, 11/01/28	1,300,000	1,567,280
General Mills, Inc. 4.200%, 04/17/28	1,500,000	1,768,455
Kroger Co. (The) 3.300%, 01/15/21	1,900,000	1,923,655
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,474,448
Tyson Foods, Inc. 3.550%, 06/02/27	1,200,000	1,328,400

		9,062,238

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,236,518
International Paper Co. 3.000%, 02/15/27 (b)	1,500,000	1,616,445

		3,852,963

Gas—0.1%
NiSource, Inc. 4.800%, 02/15/44	1,500,000	1,839,330

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (a)	2,500,000	2,501,012

Healthcare - Products—0.5%
Abbott Laboratories 4.750%, 11/30/36	3,000,000	4,019,310
Boston Scientific Corp. 1.900%, 06/01/25	1,900,000	1,967,630
Medtronic, Inc. 4.625%, 03/15/45 (b)	2,433,000	3,267,008
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,818,335

		13,072,283

Healthcare - Services—0.4%
Aetna, Inc. 2.750%, 11/15/22	1,000,000	1,041,170
Anthem, Inc. 5.850%, 01/15/36	1,800,000	2,456,928
Humana, Inc. 4.875%, 04/01/30 (b)	800,000	989,248
UnitedHealth Group, Inc.
3.500%, 08/15/39	900,000	1,046,475
3.750%, 07/15/25	3,600,000	4,106,628
4.250%, 06/15/48	1,000,000	1,282,430

		10,922,879

Insurance—0.9%
Aflac, Inc. 3.625%, 06/15/23	1,475,000	1,615,892
American International Group, Inc. 4.500%, 07/16/44	1,100,000	1,266,232
AXA S.A. 8.600%, 12/15/30	1,165,000	1,685,522
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48	2,700,000	3,417,336
Berkshire Hathaway, Inc. 3.125%, 03/15/26	2,900,000	3,243,853
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,256,888
Chubb INA Holdings, Inc. 3.350%, 05/15/24 (b)	2,000,000	2,200,740
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	1,077,305
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	2,000,000	2,267,840
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	1,089,700
Prudential Financial, Inc.
2.100%, 03/10/30 (b)	2,000,000	2,039,680
5.700%, 12/14/36	1,525,000	2,079,261

		23,240,249

Internet—0.3%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47 (b)	1,400,000	1,716,666
Amazon.com, Inc.
3.800%, 12/05/24 (b)	1,800,000	2,041,182
3.875%, 08/22/37	1,900,000	2,332,421
eBay, Inc. 3.600%, 06/05/27	1,500,000	1,691,415

		7,781,684

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	689,679

Lodging—0.0%
Sands China, Ltd. 5.400%, 08/08/28	900,000	995,364

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery - Construction & Mining—0.1%
Caterpillar Financial Services Corp. 3.750%, 11/24/23	1,000,000	$1,101,040
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,776,900

		2,877,940

Machinery - Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	2,022,579

Media—1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 07/23/22	2,800,000	2,986,844
6.484%, 10/23/45	900,000	1,193,688
Comcast Corp.
3.150%, 03/01/26	2,000,000	2,223,580
3.969%, 11/01/47	2,900,000	3,455,901
4.650%, 07/15/42	1,670,000	2,160,696
5.650%, 06/15/35	1,500,000	2,129,865
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	2,419,632
Fox Corp. 5.576%, 01/25/49	2,200,000	3,053,468
Time Warner Cable LLC 6.550%, 05/01/37	100,000	130,854
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	449,095
TWDC Enterprises 18 Corp. 2.950%, 06/15/27 (b)	2,000,000	2,198,720
ViacomCBS, Inc. 4.375%, 03/15/43	3,500,000	3,612,420
Walt Disney Co. (The)
3.500%, 05/13/40	900,000	985,257
6.550%, 03/15/33	1,950,000	2,830,796

		29,830,816

Mining—0.2%
Newmont Corp. 6.250%, 10/01/39	1,800,000	2,553,966
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,527,691

		5,081,657

Miscellaneous Manufacturing—0.5%
3M Co. 3.625%, 10/15/47	1,000,000	1,159,250
4.000%, 09/14/48	2,400,000	2,984,328
General Electric Co.
3.375%, 03/11/24 (b)	2,900,000	3,091,777
5.300%, 02/11/21	1,915,000	1,964,752
6.750%, 03/15/32	1,250,000	1,522,262
7.500%, 08/21/35	100,000	124,451
Ingersoll-Rand Luxembourg Finance S.A. 3.800%, 03/21/29	1,000,000	1,129,520

		11,976,340

Multi-National—1.3%
African Development Bank 2.625%, 03/22/21	1,000,000	1,017,150
Asian Development Bank
1.625%, 08/26/20	4,000,000	4,008,520
2.000%, 02/16/22 (b)	2,000,000	2,055,980
European Investment Bank
1.875%, 02/10/25 (b)	2,500,000	2,666,000
2.500%, 10/15/24 (b)	3,800,000	4,141,506
4.000%, 02/16/21	1,700,000	1,739,916
4.875%, 02/15/36 (b)	1,100,000	1,674,156
Inter-American Development Bank
2.125%, 01/15/25	4,000,000	4,297,040
2.375%, 07/07/27	1,500,000	1,669,815
7.000%, 06/15/25	200,000	258,404
International Bank for Reconstruction & Development
2.125%, 03/03/25	3,000,000	3,230,940
2.500%, 07/29/25	2,000,000	2,202,320
7.625%, 01/19/23	2,970,000	3,520,311
International Finance Corp. 1.125%, 07/20/21	1,600,000	1,614,288

		34,096,346

Oil & Gas—1.2%
BP Capital Markets America, Inc. 3.245%, 05/06/22	3,900,000	4,086,849
Burlington Resources LLC 5.950%, 10/15/36	1,550,000	2,084,781
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	2,134,710
Chevron Corp. 3.191%, 06/24/23	2,025,000	2,171,225
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	977,648
Equinor ASA 3.250%, 11/10/24	3,100,000	3,447,913
Exxon Mobil Corp.
3.176%, 03/15/24 (b)	2,900,000	3,145,746
4.114%, 03/01/46	1,600,000	1,923,600
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,031,160
Phillips 66 4.875%, 11/15/44	1,000,000	1,237,250
Shell International Finance B.V. 2.375%, 11/07/29	4,000,000	4,202,440
Total Capital International S.A. 2.700%, 01/25/23 (b)	1,500,000	1,579,365
Valero Energy Corp. 3.400%, 09/15/26	1,000,000	1,089,570

		30,112,257

Oil & Gas Services—0.1%
Halliburton Co.
3.500%, 08/01/23	209,000	218,842
5.000%, 11/15/45	2,400,000	2,476,176

		2,695,018

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—1.9%
AbbVie, Inc.
3.800%, 03/15/25 (144A)	2,400,000	$2,660,184
4.050%, 11/21/39 (144A)	2,300,000	2,689,091
4.400%, 11/06/42	3,200,000	3,854,144
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,467,912
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	2,468,440
Bristol-Myers Squibb Co. 4.625%, 05/15/44 (144A)	2,000,000	2,638,600
Cigna Corp.
4.500%, 02/25/26 (144A)	2,700,000	3,141,666
6.125%, 11/15/41 (144A)	313,000	444,181
CVS Health Corp.
3.350%, 03/09/21	1,500,000	1,528,800
4.300%, 03/25/28	1,400,000	1,633,856
4.780%, 03/25/38	2,500,000	3,093,225
5.050%, 03/25/48	1,500,000	1,960,800
5.125%, 07/20/45	1,900,000	2,453,812
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	2,000,000	2,357,740
Johnson & Johnson
3.700%, 03/01/46	2,000,000	2,494,180
5.950%, 08/15/37	910,000	1,399,562
Merck & Co., Inc.
2.400%, 09/15/22	1,000,000	1,040,700
6.550%, 09/15/37	1,000,000	1,544,620
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	379,650
Sanofi 4.000%, 03/29/21 (b)	1,275,000	1,309,884
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	3,000,000	3,332,220
Wyeth LLC 5.950%, 04/01/37	3,300,000	4,851,099

		48,744,366

Pipelines—0.9%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	298,542
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	3,000,000	3,579,150
Energy Transfer Operating L.P.
4.650%, 06/01/21	1,950,000	1,990,677
5.150%, 03/15/45	2,600,000	2,470,026
Enterprise Products Operating LLC 3.950%, 02/15/27	3,800,000	4,319,726
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,526,060
MPLX L.P. 5.200%, 03/01/47	1,000,000	1,066,540
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,340,724
7.625%, 04/01/37 (b)	640,000	853,709

Pipelines—(Continued)
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,410,020
Williams Cos., Inc. (The) 3.750%, 06/15/27	2,500,000	2,673,850

		23,529,024

Real Estate Investment Trusts—0.9%
Alexandria Real Estate Equities, Inc. 3.375%, 08/15/31	1,000,000	1,119,920
American Tower Corp. 3.000%, 06/15/23	2,100,000	2,241,015
AvalonBay Communities, Inc. 2.300%, 03/01/30 (b)	2,000,000	2,104,280
Boston Properties L.P. 3.850%, 02/01/23 (b)	2,950,000	3,152,075
Crown Castle International Corp. 3.800%, 02/15/28 (b)	2,700,000	3,035,610
Digital Realty Trust L.P. 3.700%, 08/15/27	3,500,000	3,989,195
Simon Property Group L.P.
3.300%, 01/15/26 (b)	3,800,000	4,063,758
Ventas Realty L.P. 3.100%, 01/15/23	2,100,000	2,153,319
Welltower, Inc. 4.000%, 06/01/25	1,500,000	1,656,510

		23,515,682

Retail—1.0%
Home Depot, Inc. (The)
2.000%, 04/01/21	1,000,000	1,011,320
4.250%, 04/01/46	2,000,000	2,526,380
4.400%, 04/01/21	1,450,000	1,479,159
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,762,605
McDonald’s Corp. 3.700%, 01/30/26	3,000,000	3,408,360
Starbucks Corp. 3.550%, 08/15/29	1,000,000	1,138,290
Target Corp.
2.650%, 09/15/30	1,400,000	1,540,630
4.000%, 07/01/42	1,000,000	1,257,940
6.350%, 11/01/32 (b)	708,000	1,026,345
Walgreens Boots Alliance, Inc. 4.800%, 11/18/44	2,800,000	3,027,948
Walmart, Inc.
2.550%, 04/11/23 (b)	4,000,000	4,215,560
4.050%, 06/29/48 (b)	900,000	1,181,115
5.250%, 09/01/35	935,000	1,354,937

		24,930,589

Semiconductors—0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22	3,100,000	3,181,313
Intel Corp.
2.700%, 12/15/22	2,000,000	2,114,240

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Intel Corp.
3.734%, 12/08/47	1,000,000	$1,197,110
4.750%, 03/25/50	1,800,000	2,534,688
QUALCOMM, Inc. 3.450%, 05/20/25	4,000,000	4,455,880

		13,483,231

Software—0.9%
Fiserv, Inc. 2.750%, 07/01/24	2,000,000	2,133,860
Microsoft Corp.
3.125%, 11/03/25	5,100,000	5,714,040
4.250%, 02/06/47	3,000,000	4,039,920
Oracle Corp.
1.900%, 09/15/21	1,800,000	1,830,114
2.500%, 10/15/22	2,100,000	2,194,185
2.950%, 04/01/30	1,200,000	1,336,452
4.125%, 05/15/45	4,200,000	5,000,142

		22,248,713

Telecommunications—1.4%
AT&T, Inc.
4.100%, 02/15/28	2,687,000	3,069,091
4.125%, 02/17/26	3,000,000	3,411,270
5.150%, 11/15/46	1,308,000	1,608,670
5.300%, 08/15/58	2,500,000	3,203,000
6.100%, 07/15/40	925,000	1,219,363
7.125%, 12/15/31	100,000	130,746
Cisco Systems, Inc.
2.500%, 09/20/26 (b)	1,200,000	1,326,720
5.500%, 01/15/40	2,000,000	2,923,240
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,564,640
Orange S.A. 5.500%, 02/06/44	1,000,000	1,459,580
Telefonica Emisiones S.A. 4.103%, 03/08/27	1,900,000	2,171,871
Verizon Communications, Inc.
3.376%, 02/15/25	2,078,000	2,312,585
4.812%, 03/15/39	1,927,000	2,514,909
5.012%, 04/15/49	2,032,000	2,829,662
Vodafone Group plc
5.250%, 05/30/48	1,700,000	2,204,951
6.150%, 02/27/37	2,170,000	3,023,960

		34,974,258

Transportation—0.6%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	4,817,709
CSX Corp. 6.150%, 05/01/37	1,600,000	2,237,136
FedEx Corp. 4.550%, 04/01/46	1,000,000	1,078,210

Transportation—(Continued)
Norfolk Southern Corp.
3.000%, 04/01/22	1,911,000	1,985,300
5.590%, 05/17/25	28,000	33,294
Union Pacific Corp.
4.500%, 09/10/48	900,000	1,163,745
6.625%, 02/01/29 (b)	1,200,000	1,627,632
United Parcel Service, Inc. 4.450%, 04/01/30 (b)	1,600,000	1,998,096

		14,941,122

Water—0.0%
American Water Capital Corp. 3.750%, 09/01/28	900,000	1,042,650

Total Corporate Bonds & Notes (Cost $665,713,923)		736,944,240

Foreign Government—1.9%

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,122,590

Provincial—0.4%
Province of British Columbia Canada 2.000%, 10/23/22 (b)	1,970,000	2,046,357
Province of Ontario Canada
2.450%, 06/29/22	2,000,000	2,081,080
3.050%, 01/29/24 (b)	1,900,000	2,068,644
Province of Quebec Canada
2.500%, 04/20/26	2,000,000	2,192,440
7.500%, 07/15/23 (b)	350,000	421,848

		8,810,369

Sovereign—1.5%
Colombia Government International Bonds
5.000%, 06/15/45	1,000,000	1,128,050
8.125%, 05/21/24 (b)	1,500,000	1,797,285
Export Development Canada 2.000%, 05/17/22	1,000,000	1,032,200
Export-Import Bank of Korea 2.875%, 01/21/25	2,400,000	2,600,688
Israel Government International Bond 4.125%, 01/17/48	2,500,000	3,104,300
Italy Government International Bond 2.875%, 10/17/29	2,000,000	1,998,800
Japan Bank for International Cooperation 2.500%, 05/23/24	3,900,000	4,185,285
Mexico Government International Bonds
4.750%, 03/08/44	900,000	943,875
5.750%, 10/12/10	2,000,000	2,219,260
6.750%, 09/27/34 (b)	1,050,000	1,379,752
8.000%, 09/24/22 (b)	2,200,000	2,488,948
Panama Government International Bond 4.500%, 05/15/47	1,400,000	1,717,296

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	$2,418,194
Philippine Government International Bonds
3.950%, 01/20/40 (b)	2,100,000	2,439,822
5.000%, 01/13/37	1,740,000	2,240,198
Poland Government International Bond 3.250%, 04/06/26	2,000,000	2,244,020
Svensk Exportkredit AB 0.625%, 05/14/25	1,000,000	1,002,470
Ukraine Government AID Bond 1.471%, 09/29/21	1,600,000	1,623,520
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	2,171,700

		38,735,663

Total Foreign Government (Cost $45,327,797)		48,668,622

Mortgage-Backed Securities—1.3%

Commercial Mortgage-Backed Securities—1.3%
BANK
2.758%, 09/15/62	455,000	487,189
4.407%, 11/15/61 (a)	881,000	1,053,852
Benchmark Mortgage Trust 3.049%, 12/15/62	1,430,000	1,588,548
CD Commercial Mortgage Trust 3.631%, 02/10/50	950,000	1,059,821
CFCRE Commercial Mortgage Trust
3.585%, 12/10/54	1,895,000	2,083,464
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.765%, 02/10/49	1,539,000	1,710,430
3.902%, 07/10/50	1,835,000	2,024,707
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	4,115,974
GS Mortgage Securities Trust
3.382%, 05/10/50	1,835,000	1,981,246
4.243%, 08/10/46	966,000	1,042,041
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	3,900,000	4,272,727
3.801%, 08/15/48	1,534,000	1,691,654
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	3,850,000	4,217,036
3.635%, 10/15/48	1,547,000	1,695,439
3.732%, 05/15/48	3,750,000	4,114,253
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,087,712

		34,226,093

Total Mortgage-Backed Securities (Cost $32,701,499)		34,226,093

Municipals—0.7%
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	976,450
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,968,000	2,862,023
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,700,000	2,880,939
Oregon School Boards Association 5.680%, 06/30/28	1,900,000	2,332,611
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,500,000	1,991,295
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	2,700,000	4,513,968
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,247,774

Total Municipals (Cost $13,410,940)		16,805,060

Asset-Backed Securities—0.4%

Asset-Backed - Automobile—0.2%
AmeriCredit Automobile Receivables Trust 3.080%, 12/18/23	1,500,000	1,529,898
Ford Credit Auto Owner Trust 3.160%, 10/15/23	1,000,000	1,041,147
Toyota Auto Receivables Owner Trust 2.570%, 08/15/23	2,915,000	2,999,827

		5,570,872

Asset-Backed - Credit Card—0.2%
Capital One Multi-Asset Execution Trust
1.660%, 06/17/24	3,000,000	3,042,596
2.060%, 08/15/28	1,865,000	1,983,326

		5,025,922

Total Asset-Backed Securities (Cost $10,336,312)		10,596,794

Short-Term Investments—2.3%

U.S. Treasury—2.3%
U.S. Treasury Bills
0.093%, 07/16/20 (c)	20,800,000	20,798,895
0.107%, 07/30/20 (c)	37,400,000	37,396,083

Total Short-Term Investments (Cost $58,195,862)		58,194,978

Securities Lending Reinvestments (d)—7.2%

Certificates of Deposit—5.1%
Agricultural Bank of China 0.700%, 08/06/20	2,000,000	2,000,488
Banco del Estado de Chile 0.230%, SOFR + 0.150%, 08/25/20 (a)	2,000,000	1,998,914

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (a)	4,000,000	$3,999,428
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (a)	5,000,000	5,000,615
0.460%, FEDEFF PRV + 0.380%, 09/09/20 (a)	2,000,000	2,000,512
Barclays Bank plc 0.420%, 08/13/20	8,000,000	8,000,880
BNP Paribas S.A. New York
0.301%, 1M LIBOR + 0.110%, 02/12/21 (a)	1,000,000	999,443
0.308%, 1M LIBOR + 0.120%, 02/11/21 (a)	1,000,000	999,508
0.520%, 1M LIBOR + 0.340%, 10/09/20 (a)	2,000,000	2,001,018
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (a)	1,000,000	1,000,321
China Construction Bank Corp. 0.500%, 08/18/20	5,000,000	4,999,915
Credit Agricole S.A. 0.310%, FEDEFF PRV + 0.230%, 01/29/21 (a)	5,000,000	5,000,000
Credit Industriel et Commercial
Zero Coupon, 09/01/20	3,994,036	3,997,760
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (a)	1,000,000	1,000,122
Credit Suisse AG
0.540%, SOFR + 0.460%, 11/03/20 (a)	4,000,000	4,001,960
0.560%, SOFR + 0.480%, 10/06/20 (a)	5,000,000	5,002,450
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (a)	5,000,000	5,000,725
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (a)	2,000,000	1,995,028
0.300%, SOFR + 0.210%, 02/22/21 (a)	2,000,000	1,995,160
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	5,994,179	5,997,780
Mitsubishi UFJ Trust and Banking Corp. 0.410%, 09/21/20	5,000,000	5,000,650
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (a)	7,000,000	7,000,336
MUFG Bank Ltd. 1.790%, 07/17/20	2,000,000	2,001,520
National Australia Bank, Ltd. 1.790%, 07/14/20	2,000,000	2,001,240
Natixis S.A. (New York) 0.950%, 09/09/20	1,000,000	1,001,240
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (a)	4,000,000	4,000,564
Royal Bank of Canada New York
0.260%, FEDEFF PRV + 0.180%, 02/12/21 (a)	3,000,000	2,991,891
0.320%, SOFR + 0.240%, 07/08/20 (a)	3,000,000	2,999,919
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (a)	9,000,532	8,998,425
Sumitomo Mitsui Banking Corp. Zero Coupon, 11/13/20	7,979,201	7,988,160
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/18/20	991,479	999,640
Svenska Handelsbanken AB
0.410%, 1M LIBOR + 0.220%, 07/22/20 (a)	6,000,000	6,000,612
0.447%, 3M LIBOR + 0.110%, 12/03/20 (a)	2,000,000	2,000,560
Toronto-Dominion Bank 0.504%, 3M LIBOR + 0.070%, 02/16/21 (a)	2,000,000	2,006,322

Certificates of Deposit—(Continued)
UBS AG 0.411%, 3M LIBOR + 0.080%, 12/04/20 (a)	2,000,000	1,999,260
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (a)	7,000,000	7,000,000

		130,982,366

Commercial Paper—0.5%
Bank of China, Ltd. 0.550%, 08/19/20	3,994,500	3,997,452
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (a)	8,000,000	8,000,000

		11,997,452

Master Demand Note—0.2%
Natixis Financial Products LLC 0.430%, OBFR + 0.350%, 08/04/20 (a)	5,000,000	5,000,000

Repurchase Agreements—1.2%
BMO Capital Markets Repurchase Agreement dated 06/30/20 at 0.280%, due on 07/01/20 with a maturity value of $2,000,016; collateralized by various Common Stock with an aggregate market value of $2,200,017.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $7,002,926; collateralized by various Common Stock with an aggregate market value of $7,700,000.	7,000,000	7,000,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,200,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $2,244,000.	2,200,000	2,200,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,200,003; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $1,224,001.	1,200,000	1,200,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $500,003; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $510,003.	500,000	500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $4,499,634; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $4,589,620.	4,499,627	4,499,627

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,000,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $1,106,109.	1,000,000	$1,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $1,500,010; collateralized by various Common Stock with an aggregate market value of $1,666,940.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $1,700,086; collateralized by various Common Stock with an aggregate market value of $1,889,269.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,400,014; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,666,922.	2,400,000	2,400,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $7,000,327; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $7,778,524.	7,000,000	7,000,000

		30,999,627

Time Deposit—0.0%
DBS Bank, Ltd. 0.420%, 08/11/20	1,000,000	1,000,000

Mutual Fund—0.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (e)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $184,972,968)		184,979,445

Total Investments— 108.3% (Cost $2,563,112,676)		2,765,549,037
Other assets and liabilities (net)—(8.3)%		(211,863,770)

Net Assets—100.0%		$2,553,685,267

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $195,653,735 and the collateral received consisted of cash in the amount of $184,960,051 and non-cash collateral with a value of $16,298,099. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the market value of 144A securities was $13,562,650, which is 0.5% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,675,133,805	$—	$1,675,133,805
Total Corporate Bonds & Notes*	—	736,944,240	—	736,944,240
Total Foreign Government*	—	48,668,622	—	48,668,622
Total Mortgage-Backed Securities*	—	34,226,093	—	34,226,093
Total Municipals*	—	16,805,060	—	16,805,060
Total Asset-Backed Securities*	—	10,596,794	—	10,596,794
Total Short-Term Investments*	—	58,194,978	—	58,194,978
Securities Lending Reinvestments
Certificates of Deposit	—	130,982,366	—	130,982,366
Commercial Paper	—	11,997,452	—	11,997,452
Master Demand Note	—	5,000,000	—	5,000,000
Repurchase Agreements	—	30,999,627	—	30,999,627
Time Deposit	—	1,000,000	—	1,000,000
Mutual Fund	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	179,979,445	—	184,979,445
Total Investments	$5,000,000	$2,760,549,037	$—	$2,765,549,037

Collateral for Securities Loaned (Liability)	$—	$(184,960,051)	$—	$(184,960,051)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$2,765,549,037
Cash	91,858
Receivable for:
Investments sold	10,892,001
Fund shares sold	10,329,099
Interest	15,176,131

Total Assets	2,802,038,126
Liabilities
Collateral for securities loaned	184,960,051
Payables for:
Investments purchased	61,579,169
Fund shares redeemed	607,439
Accrued Expenses:
Management fees	496,803
Distribution and service fees	247,125
Deferred trustees’ fees	136,313
Other expenses	325,959

Total Liabilities	248,352,859

Net Assets	$2,553,685,267

Net Assets Consist of:
Paid in surplus	$2,388,620,288
Distributable earnings (Accumulated losses)	165,064,979

Net Assets	$2,553,685,267

Net Assets
Class A	$1,378,166,321
Class B	760,640,735
Class E	47,714,331
Class G	367,163,880
Capital Shares Outstanding*
Class A	120,539,663
Class B	67,995,293
Class E	4,195,530
Class G	32,953,395
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.43
Class B	11.19
Class E	11.37
Class G	11.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,563,112,676.
(b)	Includes securities loaned at value of $195,653,735.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Interest	$32,639,512
Securities lending income	526,082

Total investment income	33,165,594
Expenses
Management fees	3,156,007
Administration fees	52,278
Custodian and accounting fees	117,195
Distribution and service fees—Class B	968,325
Distribution and service fees—Class E	36,568
Distribution and service fees—Class G	526,518
Audit and tax services	46,308
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	114,827
Insurance	9,184
Miscellaneous	11,240

Total expenses	5,075,941
Less management fee waiver	(102,339)

Net expenses	4,973,602

Net Investment Income	28,191,992

Net Realized and Unrealized Gain
Net realized gain on investments	22,170,759
Net change in unrealized appreciation on investments	99,551,358

Net realized and unrealized gain	121,722,117

Net Increase in Net Assets From Operations	$149,914,109

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,191,992	$62,272,982
Net realized gain	22,170,759	8,080,588
Net change in unrealized appreciation	99,551,358	133,637,865

Increase in net assets from operations	149,914,109	203,991,435

From Distributions to Shareholders
Class A	(39,951,044)	(41,545,529)
Class B	(20,513,734)	(24,346,143)
Class E	(1,325,274)	(1,552,495)
Class G	(9,862,481)	(9,534,264)

Total distributions	(71,652,533)	(76,978,431)

Decrease in net assets from capital share transactions	(59,500,717)	(74,983,410)

Total increase in net assets	18,760,859	52,029,594

Net Assets
Beginning of period	2,534,924,408	2,482,894,814

End of period	$2,553,685,267	$2,534,924,408

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	7,314,226	$84,177,690	9,729,447	$106,183,039
Reinvestments	3,504,478	39,951,044	3,871,904	41,545,529
Redemptions	(12,409,113)	(142,413,534)	(14,065,416)	(153,219,562)

Net decrease	(1,590,409)	$(18,284,800)	(464,065)	$(5,490,994)

Class B
Sales	3,184,171	$35,508,891	3,251,361	$34,763,966
Reinvestments	1,839,797	20,513,734	2,316,474	24,346,143
Redemptions	(10,434,537)	(117,101,418)	(12,057,431)	(128,411,880)

Net decrease	(5,410,569)	$(61,078,793)	(6,489,596)	$(69,301,771)

Class E
Sales	276,911	$3,127,406	232,539	$2,521,854
Reinvestments	116,867	1,325,274	145,501	1,552,495
Redemptions	(646,181)	(7,388,811)	(911,583)	(9,868,534)

Net decrease	(252,403)	$(2,936,131)	(533,543)	$(5,794,185)

Class G
Sales	5,580,406	$62,312,905	4,599,252	$48,886,646
Reinvestments	887,712	9,862,481	911,498	9,534,264
Redemptions	(4,408,025)	(49,376,379)	(4,978,087)	(52,817,370)

Net increase	2,060,093	$22,799,007	532,663	$5,603,540

Decrease derived from capital shares transactions		$(59,500,717)		$(74,983,410)

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.10		$10.55	$10.90	$10.87	$10.92	$11.22

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.28	0.28	0.27	0.27	0.28
Net realized and unrealized gain (loss)	0.55		0.62	(0.31)	0.08	(0.01)	(0.25)

Total income (loss) from investment operations	0.68		0.90	(0.03)	0.35	0.26	0.03

Less Distributions
Distributions from net investment income	(0.35)		(0.35)	(0.32)	(0.32)	(0.31)	(0.33)

Total distributions	(0.35)		(0.35)	(0.32)	(0.32)	(0.31)	(0.33)

Net Asset Value, End of Period	$11.43		$11.10	$10.55	$10.90	$10.87	$10.92

Total Return (%) (b)	6.10	(c)	8.64	(0.18)	3.26	2.35	0.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income to average net assets (%)	2.35	(d)	2.60	2.69	2.50	2.39	2.48
Portfolio turnover rate (%)	14	(c)	20	19	22	16	18
Net assets, end of period (in millions)	$1,378.2		$1,355.4	$1,293.6	$1,373.3	$1,299.2	$1,177.2

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.85		$10.32	$10.67	$10.65	$10.70	$10.99

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.25	0.25	0.24	0.23	0.24
Net realized and unrealized gain (loss)	0.54		0.60	(0.30)	0.07	0.01	(0.23)

Total income (loss) from investment operations	0.66		0.85	(0.05)	0.31	0.24	0.01

Less Distributions
Distributions from net investment income	(0.32)		(0.32)	(0.30)	(0.29)	(0.29)	(0.30)

Total distributions	(0.32)		(0.32)	(0.30)	(0.29)	(0.29)	(0.30)

Net Asset Value, End of Period	$11.19		$10.85	$10.32	$10.67	$10.65	$10.70

Total Return (%) (b)	6.07	(c)	8.34	(0.45)	2.96	2.14	0.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income to average net assets (%)	2.10	(d)	2.35	2.44	2.25	2.14	2.23
Portfolio turnover rate (%)	14	(c)	20	19	22	16	18
Net assets, end of period (in millions)	$760.6		$796.6	$824.8	$953.7	$974.5	$973.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.03		$10.49	$10.84	$10.81	$10.86	$11.15

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.27	0.27	0.25	0.25	0.26
Net realized and unrealized gain (loss)	0.55		0.60	(0.31)	0.09	(0.01)	(0.24)

Total income (loss) from investment operations	0.67		0.87	(0.04)	0.34	0.24	0.02

Less Distributions
Distributions from net investment income	(0.33)		(0.33)	(0.31)	(0.31)	(0.29)	(0.31)

Total distributions	(0.33)		(0.33)	(0.31)	(0.31)	(0.29)	(0.31)

Net Asset Value, End of Period	$11.37		$11.03	$10.49	$10.84	$10.81	$10.86

Total Return (%) (b)	6.07	(c)	8.41	(0.34)	3.12	2.19	0.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income to average net assets (%)	2.20	(d)	2.45	2.54	2.35	2.24	2.33
Portfolio turnover rate (%)	14	(c)	20	19	22	16	18
Net assets, end of period (in millions)	$47.7		$49.1	$52.3	$59.9	$61.5	$67.0

	Class G
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.81		$10.28	$10.63	$10.61	$10.67	$10.97

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.24	0.25	0.23	0.23	0.24
Net realized and unrealized gain (loss)	0.53		0.61	(0.31)	0.08	0.00	(0.25)

Total income (loss) from investment operations	0.64		0.85	(0.06)	0.31	0.23	(0.01)

Less Distributions
Distributions from net investment income	(0.31)		(0.32)	(0.29)	(0.29)	(0.29)	(0.29)

Total distributions	(0.31)		(0.32)	(0.29)	(0.29)	(0.29)	(0.29)

Net Asset Value, End of Period	$11.14		$10.81	$10.28	$10.63	$10.61	$10.67

Total Return (%) (b)	5.94	(c)	8.34	(0.49)	2.94	2.09	(0.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	2.05	(d)	2.30	2.39	2.20	2.09	2.18
Portfolio turnover rate (%)	14	(c)	20	19	22	16	18
Net assets, end of period (in millions)	$367.2		$333.9	$312.2	$332.6	$325.7	$257.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,999,627. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(66,851,369)	$—	$—	$—	$(66,851,369)
Foreign Government	(6,391,377)	—	—	—	(6,391,377)
U.S. Treasury & Government Agencies	(111,717,305)	—	—	—	(111,717,305)
Total Borrowings	$(184,960,051)	$—	$—	$—	$(184,960,051)
Gross amount of recognized liabilities for securities lending transactions					$(184,960,051)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$236,090,787	$117,445,910	$378,964,808	$76,743,188

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2020 were $3,156,007.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2020 were $288,814.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$2,561,518,668

Gross unrealized appreciation	211,702,479
Gross unrealized depreciation	(8,884,939)

Net unrealized appreciation (depreciation)	$202,817,540

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$76,978,431	$76,529,760	$—	$—	$76,978,431	$76,529,760

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$71,256,596	$—	$82,643,011	$(66,954,638)	$86,944,969

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $9,472,792 and accumulated long-term capital losses of $57,481,846.

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-32

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned -12.85%, -12.95%, -12.91%, and -13.02%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned -12.78%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2020, equity markets were volatile as investors reacted to the COVID-19 pandemic. During the first quarter, equity markets posted their worst quarterly return since 2008 as the COVID-19 crisis became a global pandemic. The continued spread of COVID-19 posed a threat to the global economy as hotels, cruises, casinos, airlines, and retailer stocks were impacted by travel bans, quarantines, and closures. During the second quarter, equity markets rallied on optimism that the spread of COVID-19 was slowing down and that the global economy would recover quickly. Investors reacted favorably to unprecedented monetary and fiscal policy intervention, including expanded bond buying programs by the Federal Reserve and the European Central Bank. In addition, optimism that efforts to slow the spread of COVID-19 were working and progress towards vaccines and treatments for the virus also supported the markets.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to lower the target range for the Federal Funds Rate to 0.00%—0.25% from 1.50%—1.75. The FOMC stated that COVID-19 would weigh heavily on economic activity in the near term and pose considerable risks to the economic outlook. The FOMC expected to maintain this target range until it was confident that the economy had weathered recent events and was on track to achieve its maximum employment and price stability goals.

Ten of the eleven sectors comprising the S&P MidCap 400 Index experienced negative returns for the first six months of 2020. Health Care (9.7% beginning weight in the benchmark), up 5.6%, was the best-performing sector and the only sector with a positive return. Energy (2.1% beginning weight), down 47.2%; Real Estate (11.2% beginning weight), down 24.6%; and Financials (16.6% beginning weight), down 23.8% were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Etsy, up 139.8%; Masimo Corp., up 44.2%; and West Pharmaceutical Services, up 40.7%. The stocks with the largest negative impact were Sabre Corp., down 62.8%; Reinsurance Group of America, down 51.3%; and Alleghany Corp., down 37.6%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	-12.85	-6.83	4.98	11.09
Class B	-12.95	-7.15	4.71	10.80
Class E	-12.91	-6.99	4.83	10.92
Class G	-13.02	-7.18	4.65	10.75
S&P MidCap 400 Index	-12.78	-6.70	5.22	11.34

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.1
Teradyne, Inc.	0.9
Etsy, Inc.	0.8
FactSet Research Systems, Inc.	0.8
Fair Isaac Corp.	0.8
Catalent, Inc.	0.7
Masimo Corp.	0.7
Pool Corp.	0.7
Trimble, Inc.	0.7
Molina Healthcare, Inc.	0.7

Top Sectors

% of Net Assets
Financials	16.8
Information Technology	16.1
Industrials	15.6
Consumer Discretionary	14.1
Health Care	10.9
Real Estate	9.7
Materials	5.8
Utilities	4.1
Consumer Staples	3.7
Communication Services	1.8

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.31%	$1,000.00	$871.50	$1.44
	Hypothetical*	0.31%	$1,000.00	$1,023.32	$1.56

Class B (a)	Actual	0.56%	$1,000.00	$870.50	$2.60
	Hypothetical*	0.56%	$1,000.00	$1,022.08	$2.82

Class E (a)	Actual	0.46%	$1,000.00	$870.90	$2.14
	Hypothetical*	0.46%	$1,000.00	$1,022.58	$2.31

Class G (a)	Actual	0.61%	$1,000.00	$869.80	$2.84
	Hypothetical*	0.61%	$1,000.00	$1,021.83	$3.07

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Axon Enterprise, Inc. (a) (b)	37,309	$3,661,132
Curtiss-Wright Corp.	24,735	2,208,341
Hexcel Corp. (b)	49,581	2,242,053
Mercury Systems, Inc. (a)	33,018	2,597,196

		10,708,722

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a) (b)	54,115	4,180,384

Airlines—0.2%
JetBlue Airways Corp. (a) (c)	160,166	1,745,809

Auto Components—1.3%
Adient plc (a)	51,847	851,328
Dana, Inc.	85,801	1,045,914
Delphi Technologies plc (a)	51,279	728,674
Gentex Corp.	145,418	3,747,422
Goodyear Tire & Rubber Co. (The)	138,182	1,236,038
Lear Corp. (b)	32,381	3,530,177
Visteon Corp. (a) (b)	16,524	1,131,894

		12,271,447

Automobiles—0.6%
Harley-Davidson, Inc. (b)	90,962	2,162,167
Thor Industries, Inc. (b)	32,780	3,492,053

		5,654,220

Banks—5.9%
Associated Banc-Corp.	91,259	1,248,423
BancorpSouth Bank (b)	57,726	1,312,689
Bank of Hawaii Corp. (b)	23,760	1,459,102
Bank OZK (b)	71,787	1,684,841
Cathay General Bancorp (b)	44,882	1,180,397
CIT Group, Inc. (b)	58,415	1,210,943
Commerce Bancshares, Inc. (b)	59,611	3,545,066
Cullen/Frost Bankers, Inc. (b)	33,804	2,525,497
East West Bancorp, Inc.	84,021	3,044,921
First Financial Bankshares, Inc. (b)	84,357	2,437,074
First Horizon National Corp. (b)	185,200	1,844,592
FNB Corp.	191,850	1,438,875
Fulton Financial Corp.	96,081	1,011,733
Glacier Bancorp, Inc.	52,688	1,859,359
Hancock Whitney Corp.	51,239	1,086,267
Home BancShares, Inc. (b)	91,208	1,402,779
International Bancshares Corp. (b)	33,064	1,058,709
PacWest Bancorp (b)	69,172	1,363,380
Pinnacle Financial Partners, Inc.	42,340	1,777,857
Prosperity Bancshares, Inc. (b)	55,027	3,267,503
Signature Bank	31,812	3,401,339
Sterling Bancorp (b)	115,477	1,353,390
Synovus Financial Corp. (b)	87,466	1,795,677
TCF Financial Corp. (b)	90,330	2,657,509
Texas Capital Bancshares, Inc. (a)	29,945	924,402
Trustmark Corp.	37,662	923,472
UMB Financial Corp.	25,156	1,296,792

Banks—(Continued)
Umpqua Holdings Corp.	130,775	1,391,446
United Bankshares, Inc. (b)	75,528	2,089,104
Valley National Bancorp (b)	232,604	1,818,963
Webster Financial Corp.	53,547	1,531,980
Wintrust Financial Corp.	34,187	1,491,237

		56,435,318

Beverages—0.3%
Boston Beer Co., Inc. (The) - Class A (a) (b)	5,735	3,077,688

Biotechnology—1.2%
Arrowhead Pharmaceuticals, Inc. (a) (b)	60,438	2,610,317
Exelixis, Inc. (a)	182,110	4,323,292
Ligand Pharmaceuticals, Inc. (a) (b)	9,531	1,066,042
United Therapeutics Corp. (a)	26,137	3,162,577

		11,162,228

Building Products—1.4%
Lennox International, Inc. (b)	20,669	4,815,670
Owens Corning	64,041	3,570,926
Trex Co., Inc. (a) (b)	34,356	4,468,685

		12,855,281

Capital Markets—2.8%
Affiliated Managers Group, Inc.	28,052	2,091,557
Eaton Vance Corp.	67,657	2,611,560
Evercore, Inc. - Class A	24,072	1,418,322
FactSet Research Systems, Inc. (b)	22,491	7,387,619
Federated Hermes, Inc.	56,945	1,349,596
Interactive Brokers Group, Inc. - Class A (b)	45,580	1,903,877
Janus Henderson Group plc	91,143	1,928,586
Legg Mason, Inc.	49,653	2,470,237
SEI Investments Co.	73,794	4,057,194
Stifel Financial Corp.	40,686	1,929,737

		27,148,285

Chemicals—2.5%
Ashland Global Holdings, Inc. (b)	35,902	2,480,828
Cabot Corp.	33,524	1,242,064
Chemours Co. (The) (b)	97,521	1,496,947
Ingevity Corp. (a) (b)	24,472	1,286,493
Minerals Technologies, Inc.	20,257	950,661
NewMarket Corp.	4,288	1,717,258
Olin Corp. (b)	93,740	1,077,073
PolyOne Corp.	54,276	1,423,660
RPM International, Inc. (b)	76,899	5,772,039
Scotts Miracle-Gro Co. (The)	23,402	3,146,867
Sensient Technologies Corp. (b)	25,154	1,312,033
Valvoline, Inc.	109,880	2,123,980

		24,029,903

Commercial Services & Supplies—1.6%
Brink’s Co. (The) (b)	29,981	1,364,435
Clean Harbors, Inc. (a)	30,365	1,821,293
Deluxe Corp. (b)	24,842	584,781

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Healthcare Services Group, Inc. (b)	44,192	$1,080,936
Herman Miller, Inc.	34,900	823,989
HNI Corp.	25,326	774,216
KAR Auction Services, Inc.	76,734	1,055,860
MSA Safety, Inc. (b)	21,226	2,429,103
Stericycle, Inc. (a) (b)	54,288	3,039,042
Tetra Tech, Inc.	32,083	2,538,407

		15,512,062

Communications Equipment—1.2%
Ciena Corp. (a)	91,240	4,941,558
InterDigital, Inc. (b)	18,262	1,034,177
Lumentum Holdings, Inc. (a)	44,480	3,622,006
NetScout Systems, Inc. (a) (b)	37,742	964,686
ViaSat, Inc. (a) (b)	34,691	1,331,094

		11,893,521

Construction & Engineering—1.1%
AECOM (a)	95,067	3,572,618
Dycom Industries, Inc. (a) (b)	18,786	768,160
EMCOR Group, Inc.	32,570	2,154,180
Fluor Corp.	83,242	1,005,563
MasTec, Inc. (a) (b)	34,600	1,552,502
Valmont Industries, Inc.	12,683	1,441,042

		10,494,065

Construction Materials—0.2%
Eagle Materials, Inc.	24,714	1,735,417

Consumer Finance—0.6%
FirstCash, Inc.	24,609	1,660,615
LendingTree, Inc. (a) (b)	4,578	1,325,468
Navient Corp.	101,285	712,034
SLM Corp.	222,751	1,565,940

		5,264,057

Containers & Packaging—1.1%
AptarGroup, Inc. (b)	38,118	4,268,454
Greif, Inc. - Class A (b)	15,702	540,306
O-I Glass, Inc. (b)	92,980	834,960
Silgan Holdings, Inc.	46,088	1,492,790
Sonoco Products Co. (b)	59,580	3,115,438

		10,251,948

Distributors—0.7%
Pool Corp.	23,716	6,447,669

Diversified Consumer Services—1.2%
Adtalem Global Education, Inc. (a)	30,762	958,236
Graham Holdings Co. - Class B	2,538	869,697
Grand Canyon Education, Inc. (a)	28,097	2,543,621
Service Corp. International	105,791	4,114,212
Strategic Education, Inc.	13,193	2,027,104
WW International, Inc. (a) (b)	27,673	702,341

		11,215,211

Diversified Financial Services—0.2%
Jefferies Financial Group, Inc.	134,102	2,085,286

Electric Utilities—1.3%
ALLETE, Inc.	30,754	1,679,476
Hawaiian Electric Industries, Inc. (b)	64,816	2,337,265
IDACORP, Inc.	29,962	2,617,780
OGE Energy Corp.	118,871	3,608,923
PNM Resources, Inc. (b)	47,302	1,818,289

		12,061,733

Electrical Equipment—1.7%
Acuity Brands, Inc.	23,541	2,253,815
EnerSys (b)	25,210	1,623,020
Generac Holdings, Inc. (a) (b)	37,222	4,538,479
Hubbell, Inc.	32,188	4,035,088
Nvent Electric plc	92,796	1,738,069
Regal-Beloit Corp.	24,063	2,101,181

		16,289,652

Electronic Equipment, Instruments & Components—3.9%
Arrow Electronics, Inc. (a)	46,717	3,208,991
Avnet, Inc.	58,649	1,635,427
Belden, Inc. (b)	22,722	739,601
Cognex Corp. (b)	101,957	6,088,872
Coherent, Inc. (a)	14,403	1,886,505
II-VI, Inc. (a) (b)	52,022	2,456,479
Jabil, Inc.	81,448	2,612,852
Littelfuse, Inc. (b)	14,417	2,459,973
National Instruments Corp.	69,798	2,701,880
SYNNEX Corp.	24,455	2,928,975
Tech Data Corp. (a)	21,176	3,070,520
Trimble, Inc. (a) (b)	148,321	6,405,984
Vishay Intertechnology, Inc.	78,714	1,201,963

		37,398,022

Energy Equipment & Services—0.2%
ChampionX Corp. (a)	110,314	1,076,665
Transocean, Ltd. (a) (b)	343,070	627,818

		1,704,483

Entertainment—0.2%
Cinemark Holdings, Inc.	63,546	733,956
World Wrestling Entertainment, Inc. - Class A (b)	27,504	1,195,049

		1,929,005

Equity Real Estate Investment Trusts—9.3%
American Campus Communities, Inc.	81,716	2,856,791
Brixmor Property Group, Inc.	176,047	2,256,923
Camden Property Trust	57,830	5,275,253
CoreCivic, Inc.	71,042	664,953
CoreSite Realty Corp.	23,937	2,897,813
Corporate Office Properties Trust	66,611	1,687,923
Cousins Properties, Inc. (b)	88,210	2,631,304
CyrusOne, Inc.	68,412	4,976,973
Douglas Emmett, Inc.	97,898	3,001,553

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
EastGroup Properties, Inc. (b)	23,193	$2,750,922
EPR Properties (b)	46,011	1,524,344
First Industrial Realty Trust, Inc.	75,542	2,903,834
Geo Group, Inc. (The)	72,071	852,600
Healthcare Realty Trust, Inc.	80,129	2,346,978
Highwoods Properties, Inc.	61,693	2,303,000
Hudson Pacific Properties, Inc. (REIT)	91,035	2,290,441
JBG SMITH Properties	69,818	2,064,518
Kilroy Realty Corp.	62,869	3,690,410
Lamar Advertising Co. - Class A	51,273	3,422,985
Life Storage, Inc.	27,858	2,645,117
Macerich Co. (The) (b)	69,047	619,352
Mack-Cali Realty Corp.	53,801	822,617
Medical Properties Trust, Inc.	313,751	5,898,519
National Retail Properties, Inc.	102,120	3,623,218
Omega Healthcare Investors, Inc.	134,746	4,005,999
Park Hotels & Resorts, Inc.	139,908	1,383,690
Pebblebrook Hotel Trust (b)	77,649	1,060,685
Physicians Realty Trust (b)	120,290	2,107,481
PotlatchDeltic Corp.	39,759	1,512,035
PS Business Parks, Inc.	11,913	1,577,281
Rayonier, Inc.	82,227	2,038,407
Sabra Health Care REIT, Inc.	122,071	1,761,485
Service Properties Trust	97,728	692,892
Spirit Realty Capital, Inc. (b)	61,131	2,131,027
STORE Capital Corp.	132,132	3,146,063
Taubman Centers, Inc.	36,586	1,381,487
Urban Edge Properties	65,743	780,369
Weingarten Realty Investors	71,509	1,353,665

		88,940,907

Food & Staples Retailing—1.0%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	73,257	2,730,289
Casey’s General Stores, Inc. (b)	21,850	3,267,012
Grocery Outlet Holding Corp. (a)	37,776	1,541,261
Sprouts Farmers Market, Inc. (a)	69,948	1,789,969

		9,328,531

Food Products—2.0%
Darling Ingredients, Inc. (a) (b)	97,415	2,398,357
Flowers Foods, Inc.	114,335	2,556,531
Hain Celestial Group, Inc. (The) (a) (b)	46,620	1,468,996
Ingredion, Inc.	39,772	3,301,076
Lancaster Colony Corp. (b)	11,764	1,823,302
Pilgrim’s Pride Corp. (a)	30,770	519,705
Post Holdings, Inc. (a) (b)	38,058	3,334,642
Sanderson Farms, Inc.	11,755	1,362,287
Tootsie Roll Industries, Inc.	10,155	348,012
TreeHouse Foods, Inc. (a) (b)	33,513	1,467,870

		18,580,778

Gas Utilities—1.5%
National Fuel Gas Co. (b)	53,661	2,250,006
New Jersey Resources Corp. (b)	56,862	1,856,544
ONE Gas, Inc. (b)	31,395	2,418,985

Gas Utilities—(Continued)
Southwest Gas Holdings, Inc.	32,732	2,260,145
Spire, Inc. (b)	30,426	1,999,292
UGI Corp.	123,680	3,933,024

		14,717,996

Health Care Equipment & Supplies—3.5%
Avanos Medical, Inc. (a)	28,360	833,500
Cantel Medical Corp. (b)	22,029	974,343
Globus Medical, Inc. - Class A (a) (b)	44,933	2,143,753
Haemonetics Corp. (a)	29,922	2,679,814
Hill-Rom Holdings, Inc.	39,525	4,339,055
ICU Medical, Inc. (a)	11,505	2,120,487
Integra LifeSciences Holdings Corp. (a)	41,819	1,965,075
LivaNova plc (a)	28,852	1,388,647
Masimo Corp. (a)	29,566	6,740,752
NuVasive, Inc. (a)	30,434	1,693,956
Penumbra, Inc. (a) (b)	19,634	3,510,952
Quidel Corp. (a) (b)	22,697	5,078,227

		33,468,561

Health Care Providers & Services—2.9%
Acadia Healthcare Co., Inc. (a)	52,819	1,326,813
Amedisys, Inc. (a) (b)	19,229	3,817,726
Chemed Corp.	9,427	4,252,237
Encompass Health Corp.	59,032	3,655,852
HealthEquity, Inc. (a) (b)	42,400	2,487,608
LHC Group, Inc. (a) (b)	17,634	3,073,959
MEDNAX, Inc. (a) (b)	50,720	867,312
Molina Healthcare, Inc. (a)	35,156	6,257,065
Patterson Cos., Inc. (b)	51,205	1,126,510
Tenet Healthcare Corp. (a) (b)	62,185	1,126,170

		27,991,252

Hotels, Restaurants & Leisure—3.3%
Boyd Gaming Corp. (b)	47,568	994,171
Caesars Entertainment Corp. (a)	333,081	4,040,273
Choice Hotels International, Inc. (b)	18,738	1,478,428
Churchill Downs, Inc. (b)	20,843	2,775,246
Cracker Barrel Old Country Store, Inc.	14,071	1,560,615
Dunkin’ Brands Group, Inc.	48,762	3,180,745
Eldorado Resorts, Inc. (a) (b)	49,507	1,983,250
Jack in the Box, Inc. (b)	13,464	997,548
Marriott Vacations Worldwide Corp.	21,697	1,783,710
Papa John’s International, Inc. (b)	13,229	1,050,515
Penn National Gaming, Inc. (a) (b)	76,706	2,342,601
Scientific Games Corp. - Class A (a) (b)	32,540	503,068
Six Flags Entertainment Corp. (b)	46,771	898,471
Texas Roadhouse, Inc. (b)	38,691	2,033,986
Wendy’s Co. (The)	105,797	2,304,259
Wyndham Destinations Inc.	50,557	1,424,696
Wyndham Hotels & Resorts, Inc.	55,282	2,356,119

		31,707,701

Household Durables—1.4%
Helen of Troy, Ltd. (a) (b)	14,991	2,826,703

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
KB Home (b)	51,672	$1,585,297
Taylor Morrison Home Corp. (a) (b)	76,963	1,484,616
Tempur Sealy International, Inc. (a)	25,709	1,849,763
Toll Brothers, Inc.	68,636	2,236,847
TopBuild Corp. (a)	19,791	2,251,622
TRI Pointe Group, Inc. (a)	77,341	1,136,139

		13,370,987

Household Products—0.2%
Energizer Holdings, Inc. (b)	37,807	1,795,454

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	32,610	3,902,439

Insurance—4.5%
Alleghany Corp.	8,498	4,156,712
American Financial Group, Inc.	44,283	2,810,199
Brighthouse Financial, Inc. (a)	55,729	1,550,381
Brown & Brown, Inc.	139,689	5,693,724
CNO Financial Group, Inc. (b)	85,287	1,327,919
First American Financial Corp.	66,167	3,177,339
Genworth Financial, Inc. - Class A (a) (b)	298,894	690,445
Hanover Insurance Group, Inc. (The) (b)	22,565	2,286,511
Kemper Corp.	36,424	2,641,469
Mercury General Corp. (b)	16,108	656,401
Old Republic International Corp.	169,695	2,767,726
Primerica, Inc. (b)	24,217	2,823,702
Reinsurance Group of America, Inc.	40,276	3,159,249
RenaissanceRe Holdings, Ltd.	29,872	5,109,008
RLI Corp. (b)	23,743	1,949,300
Selective Insurance Group, Inc.	35,457	1,870,002

		42,670,087

Interactive Media & Services—0.2%
TripAdvisor, Inc. (b)	59,833	1,137,425
Yelp, Inc. (a) (b)	38,849	898,578

		2,036,003

Internet & Direct Marketing Retail—1.2%
Etsy, Inc. (a)	70,477	7,486,772
GrubHub, Inc. (a)	54,608	3,838,942

		11,325,714

IT Services—2.1%
Alliance Data Systems Corp.	25,172	1,135,761
CACI International, Inc. - Class A (a)	14,898	3,231,078
KBR, Inc.	84,503	1,905,543
LiveRamp Holdings, Inc. (a) (b)	38,804	1,648,006
MAXIMUS, Inc.	36,411	2,565,155
Perspecta, Inc.	81,058	1,882,977
Sabre Corp.	163,620	1,318,777
Science Applications International Corp.	29,337	2,278,898
WEX, Inc. (a) (b)	25,839	4,263,693

		20,229,888

Leisure Products—0.9%
Brunswick Corp. (b)	46,990	3,007,830
Mattel, Inc. (a) (b)	206,006	1,992,078
Polaris, Inc.	34,191	3,164,377

		8,164,285

Life Sciences Tools & Services—2.1%
Bio-Techne Corp. (b)	22,699	5,994,125
Charles River Laboratories International, Inc. (a)	29,388	5,123,798
PRA Health Sciences, Inc. (a)	37,785	3,676,103
Repligen Corp. (a)	27,956	3,455,641
Syneos Health, Inc. (a) (b)	37,116	2,162,007

		20,411,674

Machinery—4.5%
AGCO Corp.	36,902	2,046,585
Colfax Corp. (a) (b)	49,890	1,391,931
Crane Co.	29,266	1,740,156
Donaldson Co., Inc.	74,902	3,484,441
Graco, Inc.	98,934	4,747,843
ITT, Inc.	51,249	3,010,366
Kennametal, Inc. (b)	49,238	1,413,623
Lincoln Electric Holdings, Inc. (b)	35,267	2,970,892
Middleby Corp. (The) (a) (b)	33,006	2,605,494
Nordson Corp. (b)	30,486	5,783,499
Oshkosh Corp. (b)	40,424	2,895,167
Terex Corp. (b)	37,861	710,651
Timken Co. (The)	40,120	1,825,059
Toro Co. (The) (b)	63,645	4,222,209
Trinity Industries, Inc. (b)	55,980	1,191,814
Woodward, Inc. (b)	33,662	2,610,488

		42,650,218

Marine—0.2%
Kirby Corp. (a)	35,653	1,909,575

Media—1.3%
AMC Networks, Inc. - Class A (a) (b)	24,084	563,325
Cable One, Inc.	3,125	5,546,406
John Wiley & Sons, Inc. - Class A (b)	25,941	1,011,699
New York Times Co. (The) - Class A (b)	85,692	3,601,635
TEGNA, Inc.	129,774	1,445,682

		12,168,747

Metals & Mining—1.8%
Allegheny Technologies, Inc. (a)	75,199	766,278
Carpenter Technology Corp.	28,389	689,285
Commercial Metals Co. (b)	70,705	1,442,382
Compass Minerals International, Inc. (b)	20,134	981,532
Reliance Steel & Aluminum Co.	37,793	3,587,689
Royal Gold, Inc. (b)	38,946	4,841,767
Steel Dynamics, Inc.	124,906	3,258,798
United States Steel Corp. (b)	130,794	944,333
Worthington Industries, Inc.	21,771	812,058

		17,324,122

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—0.7%
Black Hills Corp.	37,264	$2,111,378
MDU Resources Group, Inc.	119,080	2,641,194
NorthWestern Corp.	29,986	1,634,837

		6,387,409

Multiline Retail—0.5%
Nordstrom, Inc. (b)	64,332	996,503
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	33,581	3,279,184

		4,275,687

Oil, Gas & Consumable Fuels—1.2%
Antero Midstream Corp. (b)	166,951	851,450
Cimarex Energy Co.	60,633	1,666,801
CNX Resources Corp. (a) (b)	111,085	960,885
EQT Corp.	151,760	1,805,944
Equitrans Midstream Corp. (b)	241,357	2,005,677
Murphy Oil Corp. (b)	86,741	1,197,026
PBF Energy, Inc. - Class A (b)	60,566	620,196
World Fuel Services Corp.	37,601	968,602
WPX Energy, Inc. (a) (b)	242,508	1,547,201

		11,623,782

Paper & Forest Products—0.3%
Domtar Corp.	32,775	691,880
Louisiana-Pacific Corp.	66,633	1,709,137

		2,401,017

Personal Products—0.2%
Edgewell Personal Care Co. (a) (b)	32,269	1,005,502
Nu Skin Enterprises, Inc. - Class A	30,820	1,178,249

		2,183,751

Pharmaceuticals—1.1%
Catalent, Inc. (a)	96,589	7,079,974
Nektar Therapeutics (a) (b)	105,699	2,447,989
Prestige Consumer Healthcare, Inc. (a) (b)	29,743	1,117,147

		10,645,110

Professional Services—1.2%
ASGN, Inc. (a)	31,177	2,078,882
CoreLogic, Inc.	47,158	3,169,961
FTI Consulting, Inc. (a) (b)	22,031	2,523,651
Insperity, Inc. (b)	21,640	1,400,757
ManpowerGroup, Inc.	34,473	2,370,019

		11,543,270

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc. (b)	30,661	3,172,187

Road & Rail—0.9%
Avis Budget Group, Inc. (a) (b)	31,805	728,016
Knight-Swift Transportation Holdings, Inc. (b)	72,611	3,028,605
Landstar System, Inc.	22,787	2,559,208
Ryder System, Inc. (b)	31,911	1,196,982

Road & Rail—(Continued)
Werner Enterprises, Inc.	34,057	1,482,501

		8,995,312

Semiconductors & Semiconductor Equipment—4.7%
Cabot Microelectronics Corp. (b)	17,259	2,408,321
Cirrus Logic, Inc. (a)	34,667	2,141,727
Cree, Inc. (a) (b)	64,231	3,801,833
Enphase Energy, Inc. (a) (b)	48,332	2,299,153
First Solar, Inc. (a) (b)	45,283	2,241,509
MKS Instruments, Inc. (b)	32,585	3,689,925
Monolithic Power Systems, Inc. (b)	24,709	5,856,033
Semtech Corp. (a) (b)	38,690	2,020,392
Silicon Laboratories, Inc. (a)	25,944	2,601,405
SolarEdge Technologies, Inc. (a) (b)	29,474	4,090,402
Synaptics, Inc. (a) (b)	20,212	1,215,145
Teradyne, Inc. (b)	98,442	8,319,333
Universal Display Corp. (b)	25,177	3,766,983

		44,452,161

Software—4.0%
ACI Worldwide, Inc. (a) (b)	68,854	1,858,369
Blackbaud, Inc. (b)	29,467	1,681,976
CDK Global, Inc.	72,169	2,989,240
Ceridian HCM Holding, Inc. (a) (b)	60,285	4,778,792
CommVault Systems, Inc. (a)	25,224	976,169
Fair Isaac Corp. (a)	17,224	7,200,321
j2 Global, Inc. (a) (b)	26,918	1,701,487
LogMeIn, Inc.	28,963	2,455,194
Manhattan Associates, Inc. (a) (b)	37,708	3,552,094
Paylocity Holding Corp. (a) (b)	21,361	3,116,356
PTC, Inc. (a) (b)	61,835	4,810,145
Qualys, Inc. (a) (b)	19,897	2,069,686
Teradata Corp. (a) (b)	64,433	1,340,206

		38,530,035

Specialty Retail—2.2%
Aaron’s, Inc. (b)	40,124	1,821,630
American Eagle Outfitters, Inc. (b)	92,385	1,006,996
AutoNation, Inc. (a)	34,183	1,284,597
Dick’s Sporting Goods, Inc.	38,693	1,596,473
Five Below, Inc. (a) (b)	33,098	3,538,507
Foot Locker, Inc.	61,874	1,804,246
Murphy USA, Inc. (a)	16,288	1,833,866
RH (a) (b)	9,853	2,452,412
Sally Beauty Holdings, Inc. (a) (b)	67,028	839,861
Urban Outfitters, Inc. (a) (b)	41,806	636,287
Williams-Sonoma, Inc. (b)	46,177	3,786,976

		20,601,851

Technology Hardware, Storage & Peripherals—0.1%
NCR Corp. (a)	75,894	1,314,484

Textiles, Apparel & Luxury Goods—1.0%
Carter’s, Inc.	25,899	2,090,049
Columbia Sportswear Co. (b)	16,884	1,360,513

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Deckers Outdoor Corp. (a)	16,628	$3,265,573
Skechers USA, Inc. - Class A (a)	80,867	2,537,606

		9,253,741

Thrifts & Mortgage Finance—0.7%
Essent Group, Ltd.	65,693	2,382,685
New York Community Bancorp, Inc. (b)	275,510	2,810,202
Washington Federal, Inc.	44,958	1,206,673

		6,399,560

Trading Companies & Distributors—0.8%
GATX Corp. (b)	20,725	1,263,811
MSC Industrial Direct Co., Inc. - Class A (b)	26,977	1,964,195
Univar Solutions, Inc. (a)	82,247	1,386,684
Watsco, Inc. (b)	19,454	3,456,976

		8,071,666

Water Utilities—0.6%
Essential Utilities, Inc. (b)	132,421	5,593,463

Wireless Telecommunication Services—0.1%
Telephone & Data Systems, Inc.	57,971	1,152,464

Total Common Stocks (Cost $817,938,032)		932,843,285

Mutual Fund—2.1%

Investment Companies—2.1%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $19,166,035)	63,100	20,475,319

Short-Term Investments—0.3%

U.S. Treasury—0.3%
U.S. Treasury Bills
0.090%, 07/16/20 (d)	1,225,000	1,224,942
0.128%, 09/24/20 (d)	1,650,000	1,649,493

Total Short-Term Investments (Cost $2,874,455)		2,874,435

Securities Lending Reinvestments (e)—28.9%

Certificates of Deposit—9.6%
Agricultural Bank of China 0.700%, 08/06/20	2,000,000	2,000,488
Banco del Estado de Chile 1.482%, 3M LIBOR + 0.130%, 07/08/20 (f)	2,000,000	2,000,386
Bank of Montreal (Chicago)
0.330%, SOFR + 0.250%, 07/10/20 (f)	1,000,000	1,000,338
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (f)	7,000,000	7,000,861

Certificates of Deposit—(Continued)
Bank of Nova Scotia 0.395%, 1M LIBOR + 0.220%, 01/08/21 (f)	2,000,000	2,000,090
Barclays Bank plc 0.420%, 08/13/20	5,000,000	5,000,550
BNP Paribas S.A. New York
0.301%, 1M LIBOR + 0.110%, 02/12/21 (f)	1,000,000	999,443
0.308%, 1M LIBOR + 0.120%, 02/11/21 (f)	1,000,000	999,508
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (f)	4,000,000	4,001,284
China Construction Bank Corp. 0.500%, 08/18/20	2,000,000	1,999,966
Credit Agricole S.A. 0.310%, FEDEFF PRV + 0.230%, 01/29/21 (f)	3,000,000	3,000,000
Credit Industriel et Commercial 0.250%, FEDEFF PRV + 0.170%, 02/12/21 (f)	3,000,000	2,996,781
Credit Suisse AG
0.540%, SOFR + 0.460%, 11/03/20 (f)	3,000,000	3,001,470
0.560%, SOFR + 0.480%, 10/06/20 (f)	4,000,000	4,001,960
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (f)	6,000,000	6,000,870
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (f)	1,500,000	1,496,271
0.300%, SOFR + 0.210%, 02/22/21 (f)	1,500,000	1,496,370
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	2,997,089	2,998,890
Mitsubishi UFJ Trust and Banking Corp. 0.410%, 09/21/20	4,000,000	4,000,520
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (f)	5,000,000	5,000,240
National Australia Bank, Ltd. 1.790%, 07/14/20	3,000,000	3,001,860
Natixis S.A. (New York) 0.950%, 09/09/20	1,000,000	1,001,240
NatWest Bank plc 0.310%, 09/04/20	4,000,000	3,999,920
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (f)	4,000,000	4,000,564
Rabobank International London 0.387%, 1M LIBOR + 0.210%, 01/08/21 (f)	1,500,000	1,496,235
Royal Bank of Canada New York 0.260%, FEDEFF PRV + 0.180%, 02/12/21 (f)	2,000,000	1,994,594
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	4,987,001	4,992,600
0.398%, 1M LIBOR + 0.220%, 08/03/20 (f)	2,000,108	2,000,208
Toronto-Dominion Bank
0.450%, FEDEFF PRV + 0.370%, 09/08/20 (f)	1,000,164	1,000,175
0.504%, 3M LIBOR + 0.070%, 02/16/21 (f)	2,000,000	2,006,322
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (f)	5,000,000	5,000,000

		91,490,004

Commercial Paper—1.3%
Bank of China, Ltd. 0.550%, 08/19/20	3,994,500	3,997,452

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (f)	8,000,000	$8,000,000

		11,997,452

Repurchase Agreements—4.9%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $2,000,836; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $5,452,833.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,300,004; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $1,326,001.	1,300,000	1,300,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,300,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $2,346,000.	2,300,000	2,300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $500,003; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $510,003.	500,000	500,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $1,900,017; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $2,111,287.	1,900,000	1,900,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $14,286,519; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $14,572,229.	14,286,499	14,286,499
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,600,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $3,981,991.	3,600,000	3,600,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $5,200,030; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $5,751,765.	5,200,000	5,200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $1,200,008; collateralized by various Common Stock with an aggregate market value of $1,333,552.	1,200,000	1,200,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $1,700,086; collateralized by various Common Stock with an aggregate market value of $1,889,269.	1,700,000	1,700,000
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,500,015; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,778,044.	2,500,000	2,500,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $5,000,233; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $5,556,088.	5,000,000	5,000,000

		46,486,499

Time Deposit—0.2%
DBS Bank, Ltd. 0.420%, 08/11/20	2,000,000	2,000,000

Mutual Funds—12.9%
BlackRock Liquidity Funds, Institutional Shares 0.100% (g)	15,000,000	15,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (g)	10,000,000	10,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (g)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (g)	60,000,000	60,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (g)	7,700,000	7,700,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (g)	10,000,000	10,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (g)	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 0.100% (g)	5,000,000	$5,000,000

		122,700,000

Total Securities Lending Reinvestments (Cost $274,672,599)		274,673,955

Total Investments—129.1% (Cost $1,114,651,121)		1,230,866,994
Other assets and liabilities (net)—(29.1)%		(277,586,218)

Net Assets—100.0%		$953,280,776

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $271,770,802 and the collateral received consisted of cash in the amount of $274,729,731 and non-cash collateral with a value of $297,495. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2020, the market value of securities pledged was $1,580,500.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
S&P Midcap 400 Index E-Mini Futures	09/18/20	25	USD	4,447,750	$(401,038)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$932,843,285	$—	$—	$932,843,285
Total Mutual Fund*	20,475,319	—	—	20,475,319
Total Short-Term Investments*	—	2,874,435	—	2,874,435
Securities Lending Reinvestments
Certificates of Deposit	—	91,490,004	—	91,490,004
Commercial Paper	—	11,997,452	—	11,997,452
Repurchase Agreements	—	46,486,499	—	46,486,499
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	122,700,000	—	—	122,700,000
Total Securities Lending Reinvestments	122,700,000	151,973,955	—	274,673,955
Total Investments	$1,076,018,604	$154,848,390	$—	$1,230,866,994

Collateral for Securities Loaned (Liability)	$—	$(274,729,731)	$—	$(274,729,731)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(401,038)	$—	$—	$(401,038)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,230,866,994
Receivable for:
Investments sold	1,105,019
Fund shares sold	91,107
Dividends	1,113,241
Variation margin on futures contracts	58,003

Total Assets	1,233,234,364
Liabilities
Due to custodian	14,862
Collateral for securities loaned	274,729,731
Payables for:
Investments purchased	2,211,446
Fund shares redeemed	2,367,156
Accrued Expenses:
Management fees	197,172
Distribution and service fees	105,554
Deferred trustees’ fees	136,874
Other expenses	190,793

Total Liabilities	279,953,588

Net Assets	$953,280,776

Net Assets Consist of:
Paid in surplus	$814,984,570
Distributable earnings (Accumulated losses)	138,296,206

Net Assets	$953,280,776

Net Assets
Class A	$465,240,938
Class B	320,897,882
Class E	28,328,267
Class G	138,813,689
Capital Shares Outstanding*
Class A	31,851,601
Class B	22,375,469
Class E	1,958,326
Class G	9,772,487
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.61
Class B	14.34
Class E	14.47
Class G	14.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,114,651,121.
(b)	Includes securities loaned at value of $271,770,802.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$8,516,379
Interest	15,703
Securities lending income	335,608

Total investment income	8,867,690
Expenses
Management fees	1,159,658
Administration fees	23,542
Custodian and accounting fees	39,055
Distribution and service fees—Class B	391,478
Distribution and service fees—Class E	21,025
Distribution and service fees—Class G	197,148
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	82,710
Insurance	3,513
Miscellaneous	62,848

Total expenses	2,040,772
Less management fee waiver	(11,335)

Net expenses	2,029,437

Net Investment Income	6,838,253

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	18,849,220
Futures contracts	(161,336)

Net realized gain	18,687,884

Net change in unrealized depreciation on:
Investments	(154,146,951)
Futures contracts	(523,127)

Net change in unrealized depreciation	(154,670,078)

Net realized and unrealized loss	(135,982,194)

Net Decrease in Net Assets From Operations	$(129,143,941)

(a)	Net of foreign withholding taxes of $955.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,838,253	$13,571,064
Net realized gain	18,687,884	66,220,987
Net change in unrealized appreciation (depreciation)	(154,670,078)	152,445,429

Increase (decrease) in net assets from operations	(129,143,941)	232,237,480

From Distributions to Shareholders
Class A	(38,774,037)	(55,810,568)
Class B	(26,620,895)	(39,443,917)
Class E	(2,343,469)	(3,666,040)
Class G	(11,474,534)	(15,590,932)

Total distributions	(79,212,935)	(114,511,457)

Increase in net assets from capital share transactions	86,066,430	30,209,904

Total increase (decrease) in net assets	(122,290,446)	147,935,927

Net Assets
Beginning of period	1,075,571,222	927,635,295

End of period	$953,280,776	$1,075,571,222

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,731,143	$38,703,948	1,870,825	$33,565,548
Reinvestments	2,652,123	38,774,037	3,343,953	55,810,568
Redemptions	(2,471,438)	(36,909,601)	(3,365,562)	(59,361,998)

Net increase	2,911,828	$40,568,384	1,849,216	$30,014,118

Class B
Sales	1,583,325	$20,612,486	427,116	$7,333,479
Reinvestments	1,853,823	26,620,895	2,403,651	39,443,917
Redemptions	(1,388,691)	(21,579,799)	(3,114,092)	(54,707,311)

Net increase (decrease)	2,048,457	$25,653,582	(283,325)	$(7,929,915)

Class E
Sales	112,523	$1,575,668	61,609	$1,065,611
Reinvestments	161,842	2,343,469	221,647	3,666,040
Redemptions	(157,015)	(2,450,433)	(337,001)	(5,927,270)

Net increase (decrease)	117,350	$1,468,704	(53,745)	$(1,195,619)

Class G
Sales	1,187,784	$16,243,738	911,115	$15,721,624
Reinvestments	806,929	11,474,534	958,262	15,590,932
Redemptions	(611,079)	(9,342,512)	(1,265,189)	(21,991,236)

Net increase	1,383,634	$18,375,760	604,188	$9,321,320

Increase derived from capital shares transactions		$86,066,430		$30,209,904

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.27		$16.32	$20.24	$18.89	$17.23	$19.01

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.26	0.26	0.24	0.27	0.24
Net realized and unrealized gain (loss)	(2.46)		3.78	(2.24)	2.63	3.04	(0.57)

Total income (loss) from investment operations	(2.34)		4.04	(1.98)	2.87	3.31	(0.33)

Less Distributions
Distributions from net investment income	(0.24)		(0.26)	(0.26)	(0.27)	(0.24)	(0.23)
Distributions from net realized capital gains	(1.08)		(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(1.32)		(2.09)	(1.94)	(1.52)	(1.65)	(1.45)

Net Asset Value, End of Period	$14.61		$18.27	$16.32	$20.24	$18.89	$17.23

Total Return (%) (b)	(12.85	)(c)	25.95	(11.30)	15.95	20.43	(2.35)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	(d)	0.30	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (e)	0.31	(d)	0.30	0.30	0.29	0.29	0.29
Ratio of net investment income to average net assets (%)	1.61	(d)	1.44	1.34	1.26	1.53	1.30
Portfolio turnover rate (%)	14	(c)	24	25	23	28	25
Net assets, end of period (in millions)	$465.2		$528.6	$442.2	$545.3	$494.1	$411.5

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.93		$16.05	$19.93	$18.63	$17.01	$18.79

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.21	0.21	0.19	0.22	0.19
Net realized and unrealized gain (loss)	(2.41)		3.71	(2.20)	2.59	3.00	(0.57)

Total income (loss) from investment operations	(2.31)		3.92	(1.99)	2.78	3.22	(0.38)

Less Distributions
Distributions from net investment income	(0.20)		(0.21)	(0.21)	(0.23)	(0.19)	(0.18)
Distributions from net realized capital gains	(1.08)		(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(1.28)		(2.04)	(1.89)	(1.48)	(1.60)	(1.40)

Net Asset Value, End of Period	$14.34		$17.93	$16.05	$19.93	$18.63	$17.01

Total Return (%) (b)	(12.95	)(c)	25.57	(11.51)	15.63	20.14	(2.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(d)	0.55	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.55	0.55	0.54	0.54	0.54
Ratio of net investment income to average net assets (%)	1.35	(d)	1.19	1.09	1.01	1.28	1.04
Portfolio turnover rate (%)	14	(c)	24	25	23	28	25
Net assets, end of period (in millions)	$320.9		$364.5	$330.8	$427.0	$409.3	$374.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.09		$16.17	$20.07	$18.75	$17.10	$18.89

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.23	0.23	0.21	0.24	0.21
Net realized and unrealized gain (loss)	(2.44)		3.75	(2.22)	2.61	3.03	(0.59)

Total income (loss) from investment operations	(2.33)		3.98	(1.99)	2.82	3.27	(0.38)

Less Distributions
Distributions from net investment income	(0.21)		(0.23)	(0.23)	(0.25)	(0.21)	(0.19)
Distributions from net realized capital gains	(1.08)		(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(1.29)		(2.06)	(1.91)	(1.50)	(1.62)	(1.41)

Net Asset Value, End of Period	$14.47		$18.09	$16.17	$20.07	$18.75	$17.10

Total Return (%) (b)	(12.91	)(c)	25.77	(11.44)	15.80	20.26	(2.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	(d)	0.45	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (e)	0.46	(d)	0.45	0.45	0.44	0.44	0.44
Ratio of net investment income to average net assets (%)	1.45	(d)	1.29	1.19	1.11	1.38	1.13
Portfolio turnover rate (%)	14	(c)	24	25	23	28	25
Net assets, end of period (in millions)	$28.3		$33.3	$30.6	$40.0	$39.2	$36.7

	Class G
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.78		$15.93	$19.80	$18.52	$16.92	$18.70

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.20	0.20	0.18	0.21	0.18
Net realized and unrealized gain (loss)	(2.41)		3.69	(2.19)	2.58	2.98	(0.57)

Total income (loss) from investment operations	(2.31)		3.89	(1.99)	2.76	3.19	(0.39)

Less Distributions
Distributions from net investment income	(0.19)		(0.21)	(0.20)	(0.23)	(0.18)	(0.17)
Distributions from net realized capital gains	(1.08)		(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(1.27)		(2.04)	(1.88)	(1.48)	(1.59)	(1.39)

Net Asset Value, End of Period	$14.20		$17.78	$15.93	$19.80	$18.52	$16.92

Total Return (%) (b)	(13.02	)(c)	25.54	(11.56)	15.60	20.08	(2.68)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.60	0.60	0.59	0.59	0.59
Ratio of net investment income to average net assets (%)	1.31	(d)	1.14	1.04	0.96	1.24	1.00
Portfolio turnover rate (%)	14	(c)	24	25	23	28	25
Net assets, end of period (in millions)	$138.8		$149.1	$124.0	$149.8	$133.2	$104.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2020, the Portfolio had a payment of $14,862 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2020. The Portfolio’s average overdraft advances during the six months ended June 30, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $46,486,499. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(269,761,098)	$—	$—	$—	$(269,761,098)
Mutual Funds	(4,968,633)	—	—	—	(4,968,633)
Total Borrowings	$(274,729,731)	$—	$—	$—	$(274,729,731)
Gross amount of recognized liabilities for securities lending transactions					$(274,729,731)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$401,038

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(161,336)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(523,127)

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$4,349,875

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$146,440,653	$0	$127,996,804
6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2020 were $1,159,658.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2020 were $116,488.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,117,279,562

Gross unrealized appreciation	246,510,501
Gross unrealized depreciation	(133,324,107)

Net unrealized appreciation (depreciation)	$113,186,394

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$17,397,492	$17,717,458	$97,113,965	$87,091,891	$114,511,457	$104,809,349

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$13,297,836	$65,763,009	$267,734,383	$—	$346,795,228

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio returned -11.24%, -11.38%, -11.31%, and -11.41%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -11.34%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2020, equity markets were volatile as investors reacted to the COVID-19 pandemic. During the first quarter, equity markets posted their worst quarterly return since 2008 as the COVID-19 crisis became a global pandemic. The continued spread of COVID-19 posed a threat to the global economy as hotels, cruises, casinos, airlines, and retailer stocks were impacted by travel bans, quarantines, and closures. During the second quarter, equity markets rallied on optimism that the spread of COVID-19 was slowing and that the global economy would recover quickly. Investors reacted favorably to unprecedented monetary and fiscal policy intervention, including expanded bond buying programs by the Federal Reserve and the European Central Bank. In addition, optimism that efforts to slow the spread of COVID-19 were working and progress towards vaccines and treatments for the virus also supported the markets.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to lower the target range for the Federal Funds Rate to 0.00%—0.25% from 1.50%—1.75. The FOMC stated that COVID-19 would weigh heavily on economic activity in the near term and pose considerable risks to the economic outlook. The FOMC expected to maintain this target range until it was confident that the economy had weathered recent events and was on track to achieve its maximum employment and price stability goals.

The U.S. dollar strengthened during the six-month period, which negatively impacted U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 0.81%.

Nineteen of the twenty-one countries comprising the MSCI EAFE Index experienced negative returns for the year. Denmark (1.8% beginning weight in the benchmark), up 9.8%, was the best-performing country and had the largest positive impact on the benchmark return. New Zealand (0.3% beginning weight), up 7.2%, was the next best-performing country. Austria (0.2% beginning weight), down 31.0%, and Belgium (1.0% beginning weight), down 23.6% were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the first half of the year were Chugai Pharmaceuticals (Japan), up 75.1%; ASML Holding (Netherlands), up 24.7%; and Roche Holding (Switzerland), up 10.0%. The stocks with the largest negative impact were Royal Dutch Shell (Netherlands), down 47.5%; HSBC Holdings (United Kingdom), down 40.3%; and BP (United Kingdom), down 36.5.%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	-11.24	-5.36	1.90	5.66
Class B	-11.38	-5.65	1.64	5.40
Class E	-11.31	-5.54	1.74	5.51
Class G	-11.41	-5.65	1.60	5.35
MSCI EAFE Index	-11.34	-5.13	2.05	5.73

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Nestle S.A.	2.4
iShares MSCI EAFE ETF	2.2
Roche Holding AG	1.8
Novartis AG	1.4
ASML Holding NV	1.1
SAP SE	1.1
AstraZeneca plc	1.0
Toyota Motor Corp.	1.0
LVMH Moet Hennessy Louis Vuitton SE	0.9
Sanofi	0.8

Top Countries

% of Net Assets
Japan	24.3
United Kingdom	12.4
Switzerland	10.3
France	10.1
Germany	8.7
Australia	6.7
United States	4.4
Netherlands	4.0
Hong Kong	3.0
Sweden	2.8

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.38%	$1,000.00	$887.60	$1.78
	Hypothetical*	0.38%	$1,000.00	$1,022.97	$1.91

Class B (a)	Actual	0.63%	$1,000.00	$886.20	$2.95
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class E (a)	Actual	0.53%	$1,000.00	$886.90	$2.49
	Hypothetical*	0.53%	$1,000.00	$1,022.23	$2.66

Class G (a)	Actual	0.68%	$1,000.00	$885.90	$3.19
	Hypothetical*	0.68%	$1,000.00	$1,021.48	$3.42

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—94.9% of Net Assets

Security Description	Shares	Value

Australia—6.7%
Afterpay, Ltd. (a)	15,683	$674,343
AGL Energy, Ltd.	45,920	540,327
AMP, Ltd. (a)	204,714	261,846
Ampol, Ltd.	18,604	377,051
APA Group	81,233	624,074
Aristocrat Leisure, Ltd.	41,217	727,237
ASX, Ltd.	14,426	850,470
Aurizon Holdings, Ltd.	157,842	536,163
AusNet Services	139,053	160,027
Australia & New Zealand Banking Group, Ltd.	209,142	2,700,270
BGP Holdings plc (a) (b) (c)	713,624	0
BHP Group plc	155,099	3,175,137
BHP Group, Ltd.	216,816	5,368,198
BlueScope Steel, Ltd.	33,509	271,146
Brambles, Ltd.	109,798	824,079
Coca-Cola Amatil, Ltd.	42,510	254,233
Cochlear, Ltd.	4,803	625,242
Coles Group, Ltd.	94,904	1,124,745
Commonwealth Bank of Australia	130,239	6,257,696
Computershare, Ltd.	35,559	325,988
Crown Resorts, Ltd.	29,464	196,448
CSL, Ltd.	33,373	6,600,957
Dexus	77,269	491,264
Evolution Mining, Ltd.	118,939	474,392
Fortescue Metals Group, Ltd.	123,889	1,185,985
Goodman Group (REIT)	118,280	1,214,489
GPT Group (The) (REIT)	149,666	431,677
Insurance Australia Group, Ltd.	184,694	736,580
Lend Lease Group (REIT)	48,652	416,566
Macquarie Group, Ltd.	25,375	2,083,871
Magellan Financial Group, Ltd.	9,069	368,281
Medibank Private, Ltd.	199,900	412,615
Mirvac Group (REIT)	272,935	409,884
National Australia Bank, Ltd.	235,708	2,973,150
Newcrest Mining, Ltd.	56,335	1,253,091
Northern Star Resources, Ltd.	54,318	515,829
Oil Search, Ltd.	131,545	289,010
Orica, Ltd.	25,963	297,807
Origin Energy, Ltd.	123,597	499,517
Qantas Airways, Ltd.	58,443	152,750
QBE Insurance Group, Ltd.	108,983	668,429
Ramsay Health Care, Ltd.	13,525	621,971
REA Group, Ltd.	4,158	310,483
Rio Tinto, Ltd.	27,457	1,857,494
Santos, Ltd.	125,663	460,980
Scentre Group (REIT)	367,395	551,938
Seek, Ltd.	22,233	336,663
Sonic Healthcare, Ltd.	32,696	688,647
South32, Ltd.	353,638	499,586
Stockland (REIT)	162,137	371,557
Suncorp Group, Ltd.	92,883	593,292
Sydney Airport	80,467	314,767
Tabcorp Holdings, Ltd.	153,298	358,155
Telstra Corp., Ltd.	309,539	668,526
TPG Corp, Ltd. (a)	28,925	177,242
Transurban Group	196,785	1,917,167
Treasury Wine Estates, Ltd.	53,467	386,153

Australia—(Continued)
TUAS, Ltd. (a)	14,462	6,721
Vicinity Centres (REIT)	231,252	228,790
Wesfarmers, Ltd.	83,704	2,593,793
Westpac Banking Corp.	263,113	3,269,875
WiseTech Global, Ltd.	10,682	142,536
Woodside Petroleum, Ltd.	68,426	1,025,969
Woolworths Group, Ltd.	93,074	2,394,625

		67,127,794

Austria—0.2%
Andritz AG (a)	5,828	211,887
Erste Group Bank AG (a)	20,614	484,260
OMV AG (a)	9,828	328,031
Raiffeisen Bank International AG (a)	9,390	166,973
Verbund AG	4,951	221,364
voestalpine AG	9,525	204,579

		1,617,094

Belgium—0.9%
Ageas SA	12,505	442,137
Anheuser-Busch InBev S.A.	55,934	2,755,939
Colruyt S.A.	4,373	240,389
Elia Group S.A.	2,253	244,220
Galapagos NV (a)	3,001	588,940
Groupe Bruxelles Lambert S.A.	5,864	491,180
KBC Group NV	17,769	1,017,384
Proximus SADP	11,920	242,651
Sofina S.A.	1,124	296,314
Solvay S.A.	5,192	415,021
Telenet Group Holding NV	3,398	139,686
UCB S.A.	9,033	1,045,234
Umicore S.A.	14,103	662,906

		8,582,001

Chile—0.0%
Antofagasta plc	26,957	311,744

China—0.5%
BeiGene, Ltd. (ADR) (a) (d)	2,900	546,360
BOC Hong Kong Holdings, Ltd.	254,465	807,948
Budweiser Brewing Co. APAC, Ltd.	128,700	373,910
Prosus NV (a)	35,779	3,319,626

		5,047,844

Denmark—2.2%
Ambu A/S - Class B	11,908	374,083
AP Moller - Maersk A/S - Class A	274	297,020
AP Moller - Maersk A/S - Class B	458	532,887
Carlsberg A/S - Class B	7,530	994,195
Chr Hansen Holding A/S	7,473	769,922
Coloplast A/S - Class B	8,619	1,335,498
Danske Bank A/S (a)	45,729	607,924
Demant A/S (a)	7,349	193,563
DSV Panalpina A/S	16,259	1,982,498
Genmab A/S (a)	4,641	1,551,706

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
GN Store Nord A/S	9,339	$497,008
H Lundbeck A/S	5,421	203,639
Novo Nordisk A/S - Class B	129,890	8,400,965
Novozymes A/S - B Shares	14,958	863,961
Orsted A/S	13,516	1,557,987
Pandora A/S	7,708	418,225
Tryg A/S	8,735	252,596
Vestas Wind Systems A/S	14,508	1,475,496

		22,309,173

Finland—1.1%
Elisa Oyj	11,016	669,400
Fortum Oyj	30,377	576,112
Kone Oyj - Class B	24,951	1,714,018
Metso Oyj	7,511	245,720
Neste Oyj	30,257	1,181,310
Nokia Oyj	405,478	1,775,177
Nordea Bank Abp	237,838	1,639,428
Orion Oyj - Class B	8,084	390,712
Sampo Oyj - A Shares	34,356	1,179,973
Stora Enso Oyj - R Shares	40,497	482,786
UPM-Kymmene Oyj	42,105	1,214,688
Wartsila Oyj Abp	31,392	259,045

		11,328,369

France—10.1%
Accor S.A. (a)	12,886	349,527
Aeroports de Paris	2,209	226,407
Air Liquide S.A.	34,724	5,001,785
Airbus SE (a)	42,842	3,047,634
Alstom S.A.	15,503	719,859
Amundi S.A. (a)	4,463	348,983
Arkema S.A.	5,073	484,306
Atos SE (a)	7,084	602,759
AXA S.A. (a)	141,887	2,960,134
BioMerieux (a)	3,058	419,734
BNP Paribas S.A. (a)	82,570	3,272,311
Bollore S.A.	61,600	193,136
Bouygues S.A. (a)	18,791	640,798
Bureau Veritas S.A. (a)	19,643	413,733
Capgemini SE	11,211	1,282,033
Carrefour S.A.	42,889	661,885
Cie de Saint-Gobain (a)	36,115	1,297,660
Cie Generale des Etablissements Michelin (a) (d)	12,172	1,260,581
CNP Assurances (a)	10,520	120,851
Covivio	3,163	228,844
Credit Agricole S.A. (a)	81,608	770,609
Danone S.A. (a)	45,330	3,131,396
Dassault Aviation S.A. (a)	183	168,442
Dassault Systemes SE	9,434	1,625,384
Edenred	17,136	748,385
Eiffage S.A. (a)	5,760	525,763
Electricite de France S.A.	42,972	395,603
Engie S.A. (a)	136,167	1,680,230
EssilorLuxottica S.A. (a)	20,828	2,668,680
Eurazeo S.A. (a)	2,867	146,771

France—(Continued)
Faurecia SE (a)	5,604	218,419
Gecina S.A. (REIT)	3,288	405,753
Getlink SE (a)	32,808	472,683
Hermes International	2,325	1,939,894
ICADE (REIT)	2,561	178,124
Iliad S.A. (a)	838	163,280
Ingenico Group S.A. (a)	4,170	663,828
Ipsen S.A.	2,947	250,161
Kering S.A.	5,562	3,020,169
Klepierre S.A. (REIT) (d)	12,682	252,254
L’Oreal S.A. (a)	18,435	5,908,238
La Francaise des Jeux SAEM	6,363	196,014
Legrand S.A.	20,536	1,557,745
LVMH Moet Hennessy Louis Vuitton SE	20,406	8,935,021
Natixis S.A. (a)	61,192	159,384
Orange S.A.	146,514	1,749,737
Orpea	3,797	438,432
Pernod-Ricard S.A.	15,587	2,449,035
Peugeot S.A. (a)	40,345	654,700
Publicis Groupe S.A. (a)	15,420	498,323
Remy Cointreau S.A.	1,860	252,999
Renault S.A. (a)	14,189	359,046
Safran S.A. (a)	24,082	2,408,227
Sanofi	82,782	8,419,539
Sartorius Stedim Biotech	2,011	507,446
Schneider Electric SE	40,586	4,498,276
SCOR SE (a)	11,686	319,718
SEB S.A.	1,809	298,589
Societe Generale S.A. (a)	59,512	989,785
Sodexo S.A. (d)	6,495	438,602
Suez S.A.	24,607	288,025
Teleperformance SE (a)	4,265	1,080,942
Thales S.A.	7,807	629,543
Total S.A. (d)	180,372	6,868,159
UBISOFT Entertainment S.A. (a)	7,194	592,311
Unibail-Rodamco-Westfield	9,927	558,208
Valeo S.A.	18,217	477,030
Veolia Environnement S.A.	38,959	874,776
Vinci S.A. (d)	37,765	3,471,741
Vivendi S.A.	59,823	1,532,856
Wendel S.A. (a)	2,267	215,785
Worldline S.A. (a)	10,043	867,413

		101,454,433

Germany—8.2%
Adidas AG (a)	13,895	3,634,074
Allianz SE	30,635	6,246,789
Aroundtown S.A. (a)	85,499	489,222
BASF SE	67,462	3,768,600
Bayer AG	72,148	5,293,983
Bayerische Motoren Werke AG	23,596	1,502,813
Beiersdorf AG	7,090	804,145
Brenntag AG	11,405	598,542
Carl Zeiss Meditec AG (a)	2,898	282,288
Commerzbank AG (a)	77,199	343,597
Continental AG (a)	7,494	731,747

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Covestro AG (a)	11,140	$422,645
Daimler AG (a)	62,479	2,531,706
Delivery Hero AG (a)	9,357	953,061
Deutsche Bank AG (a)	137,605	1,304,362
Deutsche Boerse AG	13,638	2,464,287
Deutsche Lufthansa AG (a)	17,782	178,145
Deutsche Post AG (a)	72,684	2,650,662
Deutsche Telekom AG	244,811	4,093,777
Deutsche Wohnen SE	26,458	1,186,554
E.ON SE	159,780	1,795,809
Evonik Industries AG	18,092	458,186
Fraport AG Frankfurt Airport Services Worldwide (a)	3,260	142,006
Fresenius Medical Care AG & Co. KGaA (a)	15,649	1,333,782
Fresenius SE & Co. KGaA (a)	29,728	1,466,942
GEA Group AG	9,381	295,966
Hannover Rueck SE	4,145	712,729
HeidelbergCement AG	10,444	556,298
Henkel AG & Co. KGaA	7,933	659,073
HOCHTIEF AG	1,646	145,640
Infineon Technologies AG	91,931	2,148,061
KION Group AG (a)	5,441	333,918
Knorr-Bremse AG (a)	3,477	351,694
LANXESS AG (a)	5,571	292,749
LEG Immobilien AG (a)	5,050	640,490
Merck KGaA	9,421	1,091,832
MTU Aero Engines AG (a)	3,839	663,275
Muenchener Rueckversicherungs-Gesellschaft AG	10,603	2,750,889
Nemetschek SE	4,238	290,687
Puma SE (a)	6,040	465,633
RWE AG	41,548	1,453,056
SAP SE	76,180	10,600,614
Scout24 AG	7,874	611,818
Siemens AG	56,178	6,597,048
Siemens Healthineers AG	10,900	521,859
Symrise AG	9,465	1,097,784
TeamViewer AG (a)	9,521	519,288
Telefonica Deutschland Holding AG	58,800	173,389
ThyssenKrupp AG (a)	31,577	223,243
Uniper SE	14,858	479,358
United Internet AG	8,781	370,413
Volkswagen AG (a)	2,495	400,339
Vonovia SE (a)	37,859	2,318,401
Zalando SE (a)	11,672	820,623

		82,263,891

Hong Kong—3.0%
AIA Group, Ltd.	888,200	8,266,591
ASM Pacific Technology, Ltd.	19,600	207,156
Bank of East Asia, Ltd. (The)	103,920	237,545
CK Asset Holdings, Ltd.	188,440	1,120,560
CK Hutchison Holdings, Ltd.	199,440	1,278,524
CK Infrastructure Holdings, Ltd.	49,500	255,039
CLP Holdings, Ltd.	127,877	1,252,275
Galaxy Entertainment Group, Ltd.	170,000	1,154,283
Hang Lung Properties, Ltd.	162,000	384,048
Hang Seng Bank, Ltd.	54,400	918,511

Hong Kong—(Continued)
Henderson Land Development Co., Ltd.	100,311	379,871
HK Electric Investments & HK Electric Investments, Ltd.	195,000	202,574
HKT Trust & HKT, Ltd.	277,980	408,602
Hong Kong & China Gas Co., Ltd.	787,935	1,218,468
Hong Kong Exchanges and Clearing, Ltd.	88,200	3,758,993
Hongkong Land Holdings, Ltd.	86,500	358,029
Jardine Matheson Holdings, Ltd.	16,900	706,243
Jardine Strategic Holdings, Ltd.	14,600	315,144
Link REIT (REIT)	150,141	1,225,128
Melco Resorts & Entertainment, Ltd. (ADR)	20,700	321,264
MTR Corp., Ltd.	110,500	571,548
New World Development Co., Ltd.	115,926	551,013
PCCW, Ltd.	313,000	178,593
Power Assets Holdings, Ltd.	107,549	584,031
Sino Land Co., Ltd.	247,600	311,758
Sun Hung Kai Properties, Ltd.	95,750	1,220,264
Swire Pacific, Ltd. - Class A	36,817	194,744
Swire Properties, Ltd.	83,600	212,305
Techtronic Industries Co., Ltd.	97,000	946,312
WH Group, Ltd.	679,000	582,712
Wharf Real Estate Investment Co., Ltd. (d)	131,976	629,847

		29,951,975

Ireland—0.7%
AerCap Holdings NV (a)	7,900	243,320
CRH plc	60,469	2,067,571
Flutter Entertainment plc	11,097	1,456,173
James Hardie Industries plc	31,140	592,999
Kerry Group plc - Class A	11,539	1,435,085
Kingspan Group plc (a)	11,136	716,428
Smurfit Kappa Group plc (a)	16,402	547,176

		7,058,752

Israel—0.6%
Azrieli Group, Ltd.	3,090	140,082
Bank Hapoalim B.M.	79,475	476,435
Bank Leumi Le-Israel B.M.	104,117	525,077
Check Point Software Technologies, Ltd. (a)	8,900	956,127
CyberArk Software, Ltd. (a)	2,700	268,029
Elbit Systems, Ltd.	1,811	249,463
ICL Group, Ltd.	54,463	162,262
Isracard, Ltd.	0	0
Israel Discount Bank, Ltd. - Class A	83,247	254,947
Mizrahi Tefahot Bank, Ltd.	9,874	186,017
Nice, Ltd. (a)	4,447	840,766
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	77,953	961,161
Wix.com, Ltd. (a)	4,100	1,050,502

		6,070,868

Italy—2.0%
Assicurazioni Generali S.p.A.	77,148	1,165,540
Atlantia S.p.A. (a)	36,067	578,279
Davide Campari-Milano S.p.A.	42,874	360,711
DiaSorin S.p.A.	1,857	355,112
Enel S.p.A.	597,768	5,148,271

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Eni S.p.A.	193,911	$1,845,898
Ferrari NV	8,924	1,520,182
FinecoBank Banca Fineco S.p.A. (a)	42,655	574,602
Infrastrutture Wireless Italiane S.p.A.	17,951	179,703
Intesa Sanpaolo S.p.A. (a)	1,095,589	2,092,319
Leonardo S.p.A.	28,782	190,364
Mediobanca S.p.A.	44,816	321,015
Moncler S.p.A. (a)	13,024	497,136
Nexi S.p.A. (a)	27,771	479,581
Poste Italiane S.p.A.	41,357	358,999
Prysmian S.p.A.	16,202	374,679
Recordati S.p.A.	8,194	408,704
Snam S.p.A.	164,798	801,303
Telecom Italia S.p.A.	649,578	254,803
Telecom Italia S.p.A. - Risparmio Shares	432,726	167,462
Terna Rete Elettrica Nazionale S.p.A.	104,067	714,265
UniCredit S.p.A. (a)	155,340	1,425,668

		19,814,596

Japan—24.3%
ABC-Mart, Inc.	2,500	146,387
Advantest Corp.	14,500	824,299
Aeon Co., Ltd.	48,300	1,122,806
AGC, Inc.	12,600	358,727
Air Water, Inc.	19,100	269,632
Aisin Seiki Co., Ltd.	10,600	309,160
Ajinomoto Co., Inc.	31,900	530,428
Alfresa Holdings Corp.	15,300	318,781
Amada Co., Ltd.	27,000	220,870
ANA Holdings, Inc. (a) (d)	8,400	191,196
Aozora Bank, Ltd. (d)	9,600	167,263
Asahi Group Holdings, Ltd. (d)	26,800	939,674
Asahi Intecc Co., Ltd.	14,200	403,834
Asahi Kasei Corp.	101,800	827,770
Astellas Pharma, Inc.	139,000	2,315,812
Bandai Namco Holdings, Inc.	14,800	778,479
Bank of Kyoto, Ltd. (The)	3,901	138,358
Benesse Holdings, Inc.	5,300	142,643
Bridgestone Corp. (d)	40,800	1,313,843
Brother Industries, Ltd.	16,400	295,765
Calbee, Inc.	5,500	152,213
Canon, Inc. (d)	70,900	1,411,731
Casio Computer Co., Ltd.	16,900	293,529
Central Japan Railway Co.	10,400	1,611,238
Chiba Bank, Ltd. (The)	39,400	185,869
Chubu Electric Power Co., Inc.	45,700	575,307
Chugai Pharmaceutical Co., Ltd.	49,500	2,648,333
Chugoku Electric Power Co., Inc. (The)	23,700	316,716
Coca-Cola Bottlers Japan Holdings, Inc.	9,900	179,582
Concordia Financial Group, Ltd.	75,900	243,180
Cosmos Pharmaceutical Corp.	700	107,373
CyberAgent, Inc.	7,400	363,320
Dai Nippon Printing Co., Ltd.	20,200	463,049
Dai-ichi Life Holdings, Inc.	75,800	903,514
Daicel Corp.	22,000	170,134
Daifuku Co., Ltd.	7,400	647,058

Japan—(Continued)
Daiichi Sankyo Co., Ltd.	41,700	3,408,341
Daikin Industries, Ltd.	18,300	2,945,208
Daito Trust Construction Co., Ltd.	5,200	478,175
Daiwa House Industry Co., Ltd.	42,800	1,010,307
Daiwa House REIT Investment Corp. (REIT)	136	320,573
Daiwa Securities Group, Inc.	108,500	453,011
Denso Corp.	31,000	1,210,362
Dentsu Group, Inc.	16,600	394,085
Disco Corp.	1,900	460,419
East Japan Railway Co.	22,300	1,546,675
Eisai Co., Ltd.	18,200	1,443,840
Electric Power Development Co., Ltd.	10,900	206,828
ENEOS Holdings, Inc.	226,900	804,621
FamilyMart Co., Ltd.	17,600	302,285
FANUC Corp.	14,300	2,557,437
Fast Retailing Co., Ltd.	4,300	2,464,047
Fuji Electric Co., Ltd.	8,600	235,245
FUJIFILM Holdings Corp.	25,900	1,109,152
Fujitsu, Ltd.	14,500	1,698,700
Fukuoka Financial Group, Inc.	10,600	167,430
GLP J (REIT)	268	389,490
GMO Payment Gateway, Inc.	3,000	312,888
Hakuhodo DY Holdings, Inc.	17,600	209,334
Hamamatsu Photonics KK	9,600	416,056
Hankyu Hanshin Holdings, Inc.	16,400	554,793
Hikari Tsushin, Inc.	1,500	341,894
Hino Motors, Ltd.	21,400	144,690
Hirose Electric Co., Ltd.	2,415	264,949
Hisamitsu Pharmaceutical Co., Inc.	4,500	242,695
Hitachi Construction Machinery Co., Ltd.	8,900	246,372
Hitachi Metals, Ltd.	11,800	140,605
Hitachi, Ltd.	71,200	2,249,619
Honda Motor Co., Ltd.	119,900	3,067,891
Hoshizaki Corp.	4,100	351,614
Hoya Corp.	27,800	2,664,487
Hulic Co., Ltd.	30,200	286,277
Idemitsu Kosan Co., Ltd.	17,568	373,030
Iida Group Holdings Co., Ltd.	12,700	194,664
Inpex Corp.	71,100	440,545
Isetan Mitsukoshi Holdings, Ltd.	26,900	154,368
Isuzu Motors, Ltd.	43,700	394,955
Ito En, Ltd.	4,000	225,687
ITOCHU Corp.	96,900	2,088,495
Itochu Techno-Solutions Corp.	7,100	266,312
Japan Airlines Co., Ltd.	8,400	151,539
Japan Airport Terminal Co., Ltd.	3,800	161,982
Japan Exchange Group, Inc.	38,100	880,858
Japan Post Bank Co., Ltd.	30,800	229,226
Japan Post Holdings Co., Ltd.	116,300	827,696
Japan Post Insurance Co., Ltd.	16,000	209,945
Japan Prime Realty Investment Corp. (REIT)	51	150,437
Japan Real Estate Investment Corp.	96	492,804
Japan Retail Fund Investment Corp.	202	252,444
Japan Tobacco, Inc.	86,100	1,598,819
JFE Holdings, Inc.	35,100	251,615
JGC Holdings Corp.	14,000	147,484
JSR Corp.	14,400	278,126

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kajima Corp.	32,000	$381,462
Kakaku.com, Inc.	10,700	271,176
Kamigumi Co., Ltd.	8,500	166,843
Kansai Electric Power Co., Inc. (The)	55,000	533,369
Kansai Paint Co., Ltd.	17,000	358,611
Kao Corp.	35,500	2,812,783
Kawasaki Heavy Industries, Ltd.	12,400	178,560
KDDI Corp.	120,400	3,612,947
Keihan Holdings Co., Ltd.	7,800	347,714
Keikyu Corp.	18,000	275,759
Keio Corp.	8,700	497,312
Keisei Electric Railway Co., Ltd.	10,000	313,326
Keyence Corp.	13,400	5,599,465
Kikkoman Corp.	9,700	467,509
Kintetsu Group Holdings Co., Ltd.	12,612	566,939
Kirin Holdings Co., Ltd.	60,300	1,272,723
Kobayashi Pharmaceutical Co., Ltd.	3,600	316,534
Kobe Bussan Co., Ltd.	4,600	259,533
Koito Manufacturing Co., Ltd.	7,700	310,222
Komatsu, Ltd.	64,000	1,309,555
Konami Holdings Corp.	7,300	243,375
Kose Corp.	2,300	276,753
Kubota Corp.	75,300	1,123,918
Kuraray Co., Ltd.	24,500	255,891
Kurita Water Industries, Ltd.	7,100	197,155
Kyocera Corp.	22,700	1,236,173
Kyowa Kirin Co., Ltd.	17,500	459,537
Kyushu Electric Power Co., Inc.	25,900	217,464
Kyushu Railway Co.	12,700	329,766
Lasertec Corp.	5,500	519,054
Lawson, Inc.	3,800	190,693
LINE Corp. (a)	4,500	226,459
Lion Corp.	15,900	381,518
LIXIL Group Corp.	19,000	265,749
M3, Inc.	31,400	1,336,440
Makita Corp.	15,200	552,479
Marubeni Corp.	114,800	519,715
Marui Group Co., Ltd.	17,300	312,681
Mazda Motor Corp.	43,000	258,037
McDonald’s Holdings Co. Japan, Ltd. (d)	5,400	291,556
Mebuki Financial Group, Inc.	65,000	150,805
Medipal Holdings Corp.	17,100	329,471
MEIJI Holdings Co., Ltd.	9,400	748,136
Mercari, Inc. (a)	5,800	179,386
Minebea Mitsumi, Inc.	26,300	477,240
MISUMI Group, Inc.	22,200	555,110
Mitsubishi Chemical Holdings Corp.	93,700	545,792
Mitsubishi Corp.	99,500	2,096,522
Mitsubishi Electric Corp.	131,200	1,705,098
Mitsubishi Estate Co., Ltd.	86,400	1,285,884
Mitsubishi Gas Chemical Co., Inc.	11,500	174,108
Mitsubishi Heavy Industries, Ltd.	23,100	545,396
Mitsubishi Materials Corp.	7,900	166,862
Mitsubishi Motors Corp.	44,999	111,156
Mitsubishi UFJ Financial Group, Inc.	904,388	3,540,171
Mitsubishi UFJ Lease & Finance Co., Ltd.	30,700	145,425
Mitsui & Co., Ltd.	119,017	1,761,372

Japan—(Continued)
Mitsui Chemicals, Inc.	15,000	312,911
Mitsui Fudosan Co., Ltd.	68,000	1,205,906
Miura Co., Ltd.	6,500	270,500
Mizuho Financial Group, Inc.	1,775,600	2,179,194
MonotaRO Co., Ltd.	9,200	368,796
MS&AD Insurance Group Holdings, Inc.	33,900	931,757
Murata Manufacturing Co., Ltd.	41,200	2,416,094
Nabtesco Corp.	7,500	231,224
Nagoya Railroad Co., Ltd.	14,800	418,127
NEC Corp.	17,100	820,747
Nexon Co., Ltd. (a)	36,700	829,588
NGK Insulators, Ltd.	19,300	266,714
NGK Spark Plug Co., Ltd.	12,000	172,069
NH Foods, Ltd.	7,000	281,081
Nidec Corp.	32,900	2,198,463
Nihon M&A Center, Inc.	11,000	497,300
Nikon Corp.	22,500	188,437
Nintendo Co., Ltd.	8,200	3,651,757
Nippon Building Fund, Inc.	99	564,004
Nippon Express Co., Ltd.	5,900	305,636
Nippon Paint Holdings Co., Ltd.	10,800	784,475
Nippon Prologis REIT, Inc.	143	434,966
Nippon Shinyaku Co., Ltd.	3,200	260,425
Nippon Steel Corp.	56,300	529,927
Nippon Telegraph & Telephone Corp.	94,700	2,206,473
Nippon Yusen KK	12,600	177,432
Nissan Chemical Corp. (d)	10,000	512,651
Nissan Motor Co., Ltd.	166,900	618,703
Nisshin Seifun Group, Inc.	15,700	234,434
Nissin Foods Holdings Co., Ltd.	4,700	416,353
Nitori Holdings Co., Ltd.	5,800	1,136,908
Nitto Denko Corp.	11,500	651,275
Nomura Holdings, Inc.	233,900	1,047,646
Nomura Real Estate Holdings, Inc.	9,500	176,503
Nomura Real Estate Master Fund, Inc. (REIT)	296	355,813
Nomura Research Institute, Ltd.	24,500	669,074
NSK, Ltd.	26,600	197,425
NTT Data Corp.	42,580	474,170
NTT DoCoMo, Inc.	85,300	2,277,399
Obayashi Corp.	45,500	425,848
Obic Co., Ltd.	5,100	897,569
Odakyu Electric Railway Co., Ltd.	20,100	494,458
OJI Holdings Corp.	61,700	286,869
Olympus Corp.	85,900	1,655,834
Omron Corp.	13,400	898,506
Ono Pharmaceutical Co., Ltd.	26,100	759,813
Oracle Corp. Japan	3,000	354,282
Oriental Land Co., Ltd.	14,700	1,942,636
ORIX Corp.	93,700	1,156,315
Orix JREIT, Inc.	185	242,991
Osaka Gas Co., Ltd.	29,000	572,556
Otsuka Corp.	7,400	390,094
Otsuka Holdings Co., Ltd.	28,200	1,230,093
Pan Pacific International Holdings Corp.	32,800	719,928
Panasonic Corp.	157,200	1,371,490
Park24 Co., Ltd.	7,400	126,741
PeptiDream, Inc. (a)	6,800	311,785

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Persol Holdings Co., Ltd.	13,400	$184,213
Pigeon Corp.	8,500	328,902
Pola Orbis Holdings, Inc.	6,700	116,648
Rakuten, Inc.	61,500	541,277
Recruit Holdings Co., Ltd.	92,900	3,178,352
Renesas Electronics Corp. (a)	54,800	280,640
Resona Holdings, Inc.	143,300	489,391
Ricoh Co., Ltd.	48,600	347,096
Rinnai Corp.	2,800	233,321
Rohm Co., Ltd.	6,700	444,388
Ryohin Keikaku Co., Ltd.	18,000	254,954
Santen Pharmaceutical Co., Ltd.	27,500	505,939
SBI Holdings, Inc.	16,511	357,036
SCSK Corp.	3,900	189,664
Secom Co., Ltd.	14,800	1,294,157
Sega Sammy Holdings, Inc.	12,900	154,459
Seibu Holdings, Inc.	13,800	149,970
Seiko Epson Corp.	20,000	229,040
Sekisui Chemical Co., Ltd.	25,900	370,765
Sekisui House, Ltd.	45,500	866,942
Seven & i Holdings Co., Ltd.	57,400	1,874,751
SG Holdings Co., Ltd.	10,500	342,870
Sharp Corp.	12,000	127,743
Shimadzu Corp.	14,800	394,029
Shimano, Inc.	5,400	1,039,454
Shimizu Corp.	39,000	320,428
Shin-Etsu Chemical Co., Ltd.	26,000	3,041,897
Shinsei Bank, Ltd.	12,900	155,472
Shionogi & Co., Ltd.	19,700	1,234,237
Shiseido Co., Ltd.	28,700	1,821,100
Shizuoka Bank, Ltd. (The)	25,000	160,824
Showa Denko KK	9,900	222,142
SMC Corp.	4,200	2,145,470
Softbank Corp.	139,900	1,782,179
SoftBank Group Corp.	115,200	5,809,515
Sohgo Security Services Co., Ltd.	4,800	223,622
Sompo Holdings, Inc.	23,599	812,240
Sony Corp.	93,500	6,408,345
Sony Financial Holdings, Inc.	12,800	308,326
Square Enix Holdings Co., Ltd.	6,500	328,102
Stanley Electric Co., Ltd.	9,700	233,786
Subaru Corp.	45,400	944,930
SUMCO Corp.	17,600	269,665
Sumitomo Chemical Co., Ltd.	106,000	317,033
Sumitomo Corp.	83,900	961,596
Sumitomo Dainippon Pharma Co., Ltd.	12,500	172,944
Sumitomo Electric Industries, Ltd.	57,634	663,467
Sumitomo Heavy Industries, Ltd.	7,800	169,894
Sumitomo Metal Mining Co., Ltd.	16,600	463,888
Sumitomo Mitsui Financial Group, Inc.	96,000	2,702,074
Sumitomo Mitsui Trust Holdings, Inc.	22,826	641,156
Sumitomo Realty & Development Co., Ltd.	22,600	621,960
Sundrug Co., Ltd.	5,300	175,262
Suntory Beverage & Food, Ltd.	10,400	405,879
Suzuken Co., Ltd.	5,800	216,364
Suzuki Motor Corp.	26,200	889,711
Sysmex Corp.	12,200	937,823

Japan—(Continued)
T&D Holdings, Inc.	39,400	337,112
Taiheiyo Cement Corp.	8,200	189,783
Taisei Corp.	14,500	527,735
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	183,755
Taiyo Nippon Sanso Corp.	9,600	160,498
Takeda Pharmaceutical Co., Ltd.	115,048	4,109,564
TDK Corp.	9,500	942,563
Teijin, Ltd.	13,200	209,973
Terumo Corp.	46,300	1,754,286
THK Co., Ltd.	7,700	190,599
TIS, Inc.	16,500	351,230
Tobu Railway Co., Ltd.	14,600	482,931
Toho Co., Ltd.	8,500	307,183
Toho Gas Co., Ltd.	6,200	310,160
Tohoku Electric Power Co., Inc.	28,000	266,503
Tokio Marine Holdings, Inc.	47,000	2,049,309
Tokyo Century Corp.	3,200	163,776
Tokyo Electric Power Co. Holdings, Inc. (a)	112,000	344,021
Tokyo Electron, Ltd.	10,900	2,677,224
Tokyo Gas Co., Ltd.	26,400	631,930
Tokyu Corp.	37,500	527,964
Tokyu Fudosan Holdings Corp.	37,000	173,282
Toppan Printing Co., Ltd.	20,500	342,031
Toray Industries, Inc.	99,900	470,933
Toshiba Corp.	27,300	870,726
Tosoh Corp.	18,900	257,960
TOTO, Ltd.	10,400	398,913
Toyo Suisan Kaisha, Ltd.	6,000	335,245
Toyota Industries Corp.	10,100	535,200
Toyota Motor Corp.	154,800	9,718,958
Toyota Tsusho Corp.	15,500	392,865
Trend Micro, Inc.	8,900	497,458
Tsuruha Holdings, Inc.	2,900	399,516
Unicharm Corp.	29,600	1,213,739
United Urban Investment Corp. (REIT)	213	229,218
USS Co., Ltd.	16,600	265,423
Welcia Holdings Co., Ltd.	3,500	282,417
West Japan Railway Co.	11,500	645,376
Yakult Honsha Co., Ltd.	8,200	483,045
Yamada Denki Co., Ltd.	46,500	230,860
Yamaha Corp.	10,400	489,702
Yamaha Motor Co., Ltd.	18,700	293,235
Yamato Holdings Co., Ltd.	21,800	471,606
Yamazaki Baking Co., Ltd.	9,000	154,758
Yaskawa Electric Corp.	18,000	622,898
Yokogawa Electric Corp.	16,300	254,412
Z Holdings Corp.	187,500	915,801
ZOZO, Inc.	8,400	186,879

		243,142,040

Jordan—0.0%
Hikma Pharmaceuticals plc	10,654	292,009

Luxembourg—0.1%
ArcelorMittal S.A. (a)	46,976	493,102
Eurofins Scientific SE (d)	878	550,251

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Luxembourg—(Continued)
SES S.A.	29,140	$198,742
Tenaris S.A.	35,513	228,863

		1,470,958

Macau—0.1%
Sands China, Ltd.	176,400	690,297
SJM Holdings, Ltd.	147,000	164,337
Wynn Macau, Ltd.	95,600	166,084

		1,020,718

Netherlands—4.0%
ABN AMRO Bank NV	29,995	257,746
Adyen NV (a)	1,317	1,918,127
Aegon NV	119,047	353,976
Akzo Nobel NV	14,252	1,274,653
Altice Europe NV - Class A (a)	47,267	181,931
ASML Holding NV	31,247	11,450,906
EXOR NV	8,104	461,919
Heineken Holding NV	7,836	640,441
Heineken NV	18,534	1,706,299
ING Groep NV	286,039	1,986,446
Just Eat Takeaway (a)	8,852	920,802
Koninklijke Ahold Delhaize NV	80,802	2,199,659
Koninklijke DSM NV	12,472	1,723,379
Koninklijke KPN NV	250,369	662,916
Koninklijke Philips NV (a)	65,232	3,036,689
Koninklijke Vopak NV	4,993	263,787
NN Group NV	21,018	704,620
Randstad NV	9,402	418,177
Royal Dutch Shell plc - A Shares	299,009	4,744,481
Royal Dutch Shell plc - B Shares	274,159	4,136,892
Wolters Kluwer NV	19,206	1,497,800

		40,541,646

New Zealand—0.3%
a2 Milk Co., Ltd. (a)	53,251	695,664
Auckland International Airport, Ltd.	89,204	376,499
Fisher & Paykel Healthcare Corp., Ltd.	40,788	940,961
Mercury NZ, Ltd.	47,715	144,206
Meridian Energy, Ltd.	89,813	277,959
Ryman Healthcare, Ltd.	29,900	253,025
Spark New Zealand, Ltd.	131,194	387,554

		3,075,868

Norway—0.5%
DNB ASA (a)	68,520	904,567
Equinor ASA	71,632	1,016,401
Gjensidige Forsikring ASA (a)	14,357	263,856
Mowi ASA	30,284	574,289
Norsk Hydro ASA (a)	91,188	251,662
Orkla ASA	54,509	476,715
Schibsted ASA - B Shares (a)	7,443	175,940
Telenor ASA	51,893	754,298
Yara International ASA	14,620	506,804

		4,924,532

Portugal—0.2%
Banco Espirito Santo S.A. (a) (b) (c)	199,038	0
EDP - Energias de Portugal S.A.	185,244	883,174
Galp Energia SGPS S.A.	37,002	427,296
Jeronimo Martins SGPS S.A. (a)	18,255	319,292

		1,629,762

Singapore—1.1%
Ascendas Real Estate Investment Trust (REIT)	213,904	487,175
CapitaLand Commercial Trust (REIT)	274,938	333,882
CapitaLand Mall Trust (REIT)	248,800	350,454
CapitaLand, Ltd. (a)	231,700	486,143
City Developments, Ltd.	34,000	205,801
DBS Group Holdings, Ltd.	128,767	1,924,162
Genting Singapore, Ltd.	439,000	239,793
Keppel Corp., Ltd.	113,900	487,364
Mapletree Commercial Trust	147,200	204,158
Mapletree Logistics Trust (REIT)	202,600	282,388
Oversea-Chinese Banking Corp., Ltd.	245,864	1,589,379
Singapore Airlines, Ltd.	102,940	277,363
Singapore Exchange, Ltd.	54,400	326,120
Singapore Technologies Engineering, Ltd.	130,000	308,178
Singapore Telecommunications, Ltd.	601,420	1,062,477
Suntec Real Estate Investment Trust (REIT)	144,600	146,564
United Overseas Bank, Ltd.	84,692	1,230,692
UOL Group, Ltd.	33,000	161,123
Venture Corp., Ltd.	20,500	238,260
Wilmar International, Ltd.	144,000	423,682

		10,765,158

South Africa—0.2%
Anglo American plc	89,660	2,066,636

Spain—2.3%
ACS Actividades de Construccion y Servicios S.A.	18,984	477,482
Aena SME S.A. (a)	5,006	666,231
Amadeus IT Group S.A.	31,754	1,651,736
Banco Bilbao Vizcaya Argentaria S.A.	471,646	1,619,541
Banco Santander S.A.	1,221,829	2,978,512
Bankinter S.A.	48,939	232,918
CaixaBank S.A.	251,522	535,858
Cellnex Telecom S.A.	17,920	1,090,325
Enagas S.A. (d)	21,439	523,164
Endesa S.A. (d)	23,384	575,356
Ferrovial S.A.	35,722	949,500
Grifols S.A.	21,632	655,997
Iberdrola S.A.	423,642	4,905,244
Industria de Diseno Textil S.A	80,249	2,121,064
Mapfre S.A.	74,474	132,326
Naturgy Energy Group S.A.	20,891	388,190
Red Electrica Corp. S.A. (d)	29,508	549,858
Repsol S.A.	99,814	870,848
Siemens Gamesa Renewable Energy S.A.	18,682	330,541
Telefonica S.A. (d)	331,742	1,587,053

		22,841,744

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—2.8%
Alfa Laval AB (a)	20,852	$456,822
Assa Abloy AB - Class B	71,175	1,445,392
Atlas Copco AB - A Shares	49,601	2,097,781
Atlas Copco AB - B Shares	28,433	1,050,128
Boliden AB	20,002	454,379
Electrolux AB - Series B	17,118	285,812
Epiroc AB - Class A	49,888	620,832
Epiroc AB - Class B	28,433	347,322
EQT AB (d)	17,377	311,187
Essity AB - Class B (a)	43,954	1,419,258
Evolution Gaming Group AB	9,273	552,368
Hennes & Mauritz AB - B Shares (d)	58,973	852,873
Hexagon AB - B Shares (a)	20,527	1,196,646
Husqvarna AB - B Shares	25,677	210,002
ICA Gruppen AB	8,404	398,299
Industrivarden AB - C Shares (a)	10,214	231,124
Investment AB Latour - B Shares	10,798	195,612
Investor AB - B Shares	33,436	1,762,102
Kinnevik AB - Class B	16,046	421,513
L E Lundbergforetagen AB - B Shares (a) (d)	6,090	276,037
Lundin Energy AB	16,527	397,757
Nibe Industrier AB - B Shares (a)	22,745	502,056
Sandvik AB (a)	85,226	1,589,872
Securitas AB - B Shares (a)	21,462	288,842
Skandinaviska Enskilda Banken AB - Class A (a)	113,489	981,700
Skanska AB - B Shares (a)	24,008	487,622
SKF AB - B Shares	25,976	482,033
Svenska Cellulosa AB SCA - Class B (a)	44,191	524,861
Svenska Handelsbanken AB - A Shares (a)	113,277	1,073,995
Swedbank AB - A Shares (a)	65,848	842,901
Swedish Match AB	11,709	822,282
Tele2 AB - B Shares	33,676	446,111
Telefonaktiebolaget LM Ericsson - B Shares	220,757	2,038,906
Telia Co. AB	191,764	715,601
Volvo AB - B Shares (a)	114,140	1,784,475

		27,564,503

Switzerland—10.3%
ABB, Ltd.	135,418	3,043,545
Adecco Group AG	10,992	514,962
Alcon, Inc. (a)	35,864	2,054,655
Baloise Holding AG	3,599	538,932
Banque Cantonale Vaudoise	2,200	213,647
Barry Callebaut AG	211	402,098
Chocoladefabriken Lindt & Spruengli AG	7	600,903
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	81	666,208
Cie Financiere Richemont S.A.	38,363	2,442,659
Clariant AG (a) (d)	13,958	273,730
Coca-Cola HBC AG (a)	13,800	345,371
Credit Suisse Group AG	173,247	1,787,427
EMS-Chemie Holding AG (d)	579	447,939
Ferguson plc	15,950	1,301,104
Geberit AG	2,621	1,310,242
Givaudan S.A.	679	2,525,323
Glencore plc (a)	729,671	1,540,096
Julius Baer Group, Ltd.	17,027	711,228

Switzerland—(Continued)
Kuehne & Nagel International AG (a)	4,135	686,081
LafargeHolcim, Ltd. (a)	38,186	1,670,004
Logitech International S.A.	11,995	782,042
Lonza Group AG	5,472	2,885,049
Nestle S.A.	217,064	23,977,656
Novartis AG	156,226	13,573,148
Pargesa Holding S.A.	3,025	229,904
Partners Group Holding AG	1,330	1,204,255
Roche Holding AG	51,222	17,732,801
Schindler Holding AG	1,428	335,984
Schindler Holding AG (Participation Certificate)	2,909	683,859
SGS S.A.	424	1,034,499
Sika AG	10,422	2,003,002
Sonova Holding AG (a)	4,085	814,472
STMicroelectronics NV	48,563	1,317,017
Straumann Holding AG	747	640,615
Swatch Group AG (The)	4,374	170,784
Swatch Group AG (The) - Bearer Shares	2,245	447,266
Swiss Life Holding AG	2,458	908,924
Swiss Prime Site AG	6,316	583,362
Swiss Re AG	20,951	1,612,686
Swisscom AG	1,853	969,048
Temenos AG	4,504	698,254
UBS Group AG	267,399	3,071,702
Vifor Pharma AG	3,649	548,259
Zurich Insurance Group AG	10,990	3,869,914

		103,170,656

United Arab Emirates—0.0%
NMC Health plc (a) (b) (c)	7,569	0

United Kingdom—12.4%
3i Group plc	70,865	727,798
Admiral Group plc	16,009	454,307
Ashtead Group plc	32,603	1,092,896
Associated British Foods plc	28,255	667,673
AstraZeneca plc	96,314	10,012,055
Auto Trader Group plc	75,401	489,896
AVEVA Group plc	4,525	228,436
Aviva plc	288,445	973,378
BAE Systems plc	231,979	1,383,636
Barclays plc	1,286,731	1,815,287
Barratt Developments plc	69,622	425,861
Berkeley Group Holdings plc	10,144	521,303
BP plc	1,488,189	5,639,771
British American Tobacco plc	168,411	6,452,317
British Land Co. plc (The) (REIT)	73,348	349,728
BT Group plc	617,280	868,765
Bunzl plc	23,002	614,960
Burberry Group plc	29,504	582,195
CNH Industrial NV (a)	72,572	506,819
Coca-Cola European Partners plc	16,100	607,936
Compass Group plc	130,202	1,786,146
Croda International plc	9,045	586,846
DCC plc	7,008	581,997
Diageo plc	172,304	5,703,296

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Direct Line Insurance Group plc	89,919	$300,685
Experian plc	65,580	2,280,911
Fiat Chrysler Automobiles NV (a)	78,476	786,962
GlaxoSmithKline plc	366,272	7,400,420
GVC Holdings plc	39,400	359,980
Halma plc	27,211	773,282
Hargreaves Lansdown plc	27,409	550,732
HSBC Holdings plc	1,491,283	6,960,480
Imperial Brands plc	66,435	1,261,558
Informa plc (a)	109,833	637,240
InterContinental Hotels Group plc	14,154	625,582
Intertek Group plc	11,453	768,806
J Sainsbury plc	120,106	309,442
JD Sports Fashion plc	30,679	235,554
Johnson Matthey plc	15,590	403,523
Kingfisher plc	151,460	412,635
Land Securities Group plc (REIT)	54,641	372,850
Legal & General Group plc	416,380	1,133,831
Lloyds Banking Group plc	5,169,868	1,988,736
London Stock Exchange Group plc	23,117	2,384,558
M&G plc	186,011	384,491
Melrose Industries plc	351,107	493,470
Mondi plc	35,550	662,405
National Grid plc	255,595	3,120,976
Next plc	9,783	590,725
Ocado Group plc (a)	32,598	816,029
Pearson plc	66,937	477,122
Persimmon plc (a)	22,805	643,094
Prudential plc	190,931	2,867,236
Reckitt Benckiser Group plc	52,089	4,780,134
RELX plc	142,358	3,285,608
Rentokil Initial plc	132,544	833,476
Rio Tinto plc	82,669	4,638,642
Rolls-Royce Holdings plc (a)	141,224	497,080
Royal Bank of Scotland Group plc	339,485	509,166
RSA Insurance Group plc	74,322	375,693
Sage Group plc (The)	77,930	646,219
Schroders plc	7,698	280,131
Segro plc (REIT)	80,598	890,300
Severn Trent plc	17,094	522,987
Smith & Nephew plc	62,049	1,152,691
Smiths Group plc	33,181	577,869
Spirax-Sarco Engineering plc	5,277	649,669
SSE plc	72,388	1,218,745
St. James’s Place plc	38,927	457,574
Standard Chartered plc	211,195	1,146,568
Standard Life Aberdeen plc	163,097	538,272
Taylor Wimpey plc	240,026	422,255
Tesco plc	719,249	2,025,099
Unilever NV	107,725	5,711,455
Unilever plc	85,260	4,584,026
United Utilities Group plc	48,927	549,575
Vodafone Group plc	1,945,984	3,094,224
Whitbread plc	13,201	361,935
WM Morrison Supermarkets plc	166,578	391,862

United Kingdom—(Continued)
WPP plc	93,040	724,018

		123,941,890

United States—0.1%
QIAGEN NV (a)	18,195	783,256

Total Common Stocks (Cost $863,774,659)		950,169,910

Mutual Fund—2.3%

United States—2.3%
iShares MSCI EAFE ETF (d) (e) (Cost $19,815,819)	368,000	22,400,160

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	173,250
FUCHS Petrolub SE	4,900	196,505
Henkel AG & Co. KGaA	12,893	1,198,227
Porsche Automobil Holding SE (a)	11,105	636,231
Sartorius AG	2,589	850,290
Volkswagen AG (a)	13,638	2,061,807

Total Preferred Stocks (Cost $4,337,255)		5,116,310

Rights—0.0%

Spain—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/10/20 (a)	18,984	29,605
Repsol S.A., Expires 07/09/20 (a)	99,814	48,576
Telefonica S.A., Expires 07/06/20 (a) (d)	331,742	65,242

Total Rights (Cost $156,786)		143,423

Short-Term Investments—2.0%

U.S. Treasury—2.0%
U.S. Treasury Bills
0.093%, 07/16/20 (f)	9,125,000	9,124,568
0.114%, 09/24/20 (f)	10,425,000	10,421,800

Total Short-Term Investments (Cost $19,546,823)		19,546,368

Securities Lending Reinvestments (g)—3.4%

Repurchase Agreements—0.7%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $600,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $612,000.	600,000	600,000

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $300,001; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $306,000.	300,000	$300,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $100,001; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $102,001.	100,000	100,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $300,003; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $333,361.	300,000	300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $3,156,592; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $3,219,719.	3,156,587	3,156,587
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $700,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $774,276.	700,000	700,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $100,001; collateralized by various Common Stock with an aggregate market value of $111,129.	100,000	100,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $500,025; collateralized by various Common Stock with an aggregate market value of $555,667.	500,000	500,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $500,003; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $555,609.	500,000	500,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $1,000,047; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $1,111,218.	1,000,000	1,000,000

		7,256,587

Mutual Funds—2.7%
BlackRock Liquidity Funds, Institutional Shares 0.100% (h)	1,000,000	1,000,000

Mutual Funds—(Continued)
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (h)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (h)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (h)	2,000,000	2,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (h)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (h)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (h)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (h)	1,000,000	1,000,000

		27,000,000

Total Securities Lending Reinvestments (Cost $34,256,587)		34,256,587

Total Investments—103.1% (Cost $941,887,929)		1,031,632,758
Other assets and liabilities (net)—(3.1)%		(30,652,705)

Net Assets—100.0%		$1,000,980,053

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent less than 0.05% of net assets.
(d)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $35,837,283 and the collateral received consisted of cash in the amount of $34,256,587 and non-cash collateral with a value of $3,217,262. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	All or a portion of the security was pledged as collateral against open futures contract. As of June 30, 2020, the market value of securities pledged was $7,913,100.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Ten Largest Industries as of June 30, 2020 (Unaudited)	% of Net Assets
Pharmaceuticals	9.5
Banks	7.2
Insurance	4.8
Food Products	3.7
Chemicals	3.5
Oil, Gas & Consumable Fuels	3.2
Machinery	2.9
Automobiles	2.7
Capital Markets	2.6
Metals & Mining	2.6

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
MSCI EAFE Index Mini Futures	09/18/20	210	USD	18,673,200	$(681,182)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$183,963	$66,943,831	$0	$67,127,794
Austria	—	1,617,094	—	1,617,094
Belgium	—	8,582,001	—	8,582,001
Chile	—	311,744	—	311,744
China	546,360	4,501,484	—	5,047,844
Denmark	—	22,309,173	—	22,309,173
Finland	—	11,328,369	—	11,328,369
France	—	101,454,433	—	101,454,433
Germany	—	82,263,891	—	82,263,891
Hong Kong	321,264	29,630,711	—	29,951,975
Ireland	243,320	6,815,432	—	7,058,752
Israel	3,235,819	2,835,049	—	6,070,868
Italy	—	19,814,596	—	19,814,596
Japan	—	243,142,040	—	243,142,040
Jordan	—	292,009	—	292,009
Luxembourg	—	1,470,958	—	1,470,958
Macau	—	1,020,718	—	1,020,718
Netherlands	—	40,541,646	—	40,541,646
New Zealand	—	3,075,868	—	3,075,868
Norway	—	4,924,532	—	4,924,532
Portugal	—	1,629,762	0	1,629,762
Singapore	—	10,765,158	—	10,765,158
South Africa	—	2,066,636	—	2,066,636
Spain	—	22,841,744	—	22,841,744
Sweden	—	27,564,503	—	27,564,503
Switzerland	—	103,170,656	—	103,170,656
United Arab Emirates	—	—	0	0
United Kingdom	607,936	123,333,954	—	123,941,890
United States	—	783,256	—	783,256
Total Common Stocks	5,138,662	945,031,248	0	950,169,910
Total Mutual Fund*	22,400,160	—	—	22,400,160
Total Preferred Stocks*	—	5,116,310	—	5,116,310
Total Rights*	143,423	—	—	143,423
Total Short-Term Investments*	—	19,546,368	—	19,546,368
Securities Lending Reinvestments
Repurchase Agreements	—	7,256,587	—	7,256,587
Mutual Funds	27,000,000	—	—	27,000,000
Total Securities Lending Reinvestments	27,000,000	7,256,587	—	34,256,587
Total Investments	$54,682,245	$976,950,513	$0	$1,031,632,758

Collateral for Securities Loaned (Liability)	$—	$(34,256,587)	$—	$(34,256,587)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(681,182)	$—	$—	$(681,182)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

Transfers from Level 2 to Level 3 in the amount of $177,705 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,031,632,758
Cash	10,151
Cash denominated in foreign currencies (c)	235,705
Receivable for:
Fund shares sold	1,225,520
Dividends	3,705,139

Total Assets	1,036,809,273
Liabilities
Collateral for securities loaned	34,256,587
Payables for:
Investments purchased	5,142
Fund shares redeemed	761,678
Variation margin on futures contracts	35,689
Accrued Expenses:
Management fees	247,029
Distribution and service fees	97,404
Deferred trustees’ fees	137,587
Other expenses	288,104

Total Liabilities	35,829,220

Net Assets	$1,000,980,053

Net Assets Consist of:
Paid in surplus	$928,238,899
Distributable earnings (Accumulated losses)	72,741,154

Net Assets	$1,000,980,053

Net Assets
Class A	$545,196,697
Class B	324,497,595
Class E	23,892,759
Class G	107,393,002
Capital Shares Outstanding*
Class A	44,593,848
Class B	27,099,387
Class E	1,963,671
Class G	9,033,987
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.23
Class B	11.97
Class E	12.17
Class G	11.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $941,887,929.
(b)	Includes securities loaned at value of $35,837,283.
(c)	Identified cost of cash denominated in foreign currencies was $235,782.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$14,340,326
Interest	72,976
Securities lending income	47,913

Total investment income	14,461,215
Expenses
Management fees	1,449,351
Administration fees	24,409
Custodian and accounting fees	132,759
Distribution and service fees—Class B	394,995
Distribution and service fees—Class E	17,495
Distribution and service fees—Class G	155,550
Audit and tax services	23,339
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	78,768
Insurance	3,541
Miscellaneous	85,582

Total expenses	2,403,280
Less management fee waiver	(12,452)

Net expenses	2,390,828

Net Investment Income	12,070,387

Net Realized and Unrealized Loss
Net realized loss on :
Investments	(12,040,251)
Futures contracts	(2,574,614)
Foreign currency transactions	(74,214)

Net realized loss	(14,689,079)

Net change in unrealized appreciation (depreciation) on:
Investments	(112,675,334)
Futures contracts	(1,373,669)
Foreign currency transactions	32,039

Net change in unrealized depreciation	(114,016,964)

Net realized and unrealized loss	(128,706,043)

Net Decrease in Net Assets From Operations	$(116,635,656)

(a)	Net of foreign withholding taxes of $1,449,782.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,070,387	$29,407,645
Net realized gain (loss)	(14,689,079)	6,525,579
Net change in unrealized appreciation (depreciation)	(114,016,964)	166,828,952

Increase (decrease) in net assets from operations	(116,635,656)	202,762,176

From Distributions to Shareholders
Class A	(20,475,997)	(18,045,926)
Class B	(11,699,095)	(11,491,023)
Class E	(869,793)	(875,875)
Class G	(3,850,926)	(3,538,623)

Total distributions	(36,895,811)	(33,951,447)

Increase (decrease) in net assets from capital share transactions	57,569,340	(31,459,144)

Total increase (decrease) in net assets	(95,962,127)	137,351,585

Net Assets
Beginning of period	1,096,942,180	959,590,595

End of period	$1,000,980,053	$1,096,942,180

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,609,620	$41,408,654	4,374,341	$59,486,427
Reinvestments	1,686,655	20,475,997	1,373,358	18,045,926
Redemptions	(1,997,772)	(24,708,479)	(5,365,501)	(72,517,555)

Net increase	3,298,503	$37,176,172	382,198	$5,014,798

Class B
Sales	1,700,190	$18,816,424	544,524	$7,058,483
Reinvestments	983,944	11,699,095	892,160	11,491,023
Redemptions	(1,383,039)	(17,589,830)	(3,880,280)	(51,157,438)

Net increase (decrease)	1,301,095	$12,925,689	(2,443,596)	$(32,607,932)

Class E
Sales	107,356	$1,209,720	45,726	$610,522
Reinvestments	72,003	869,793	66,963	875,875
Redemptions	(124,272)	(1,630,999)	(290,491)	(3,870,607)

Net increase (decrease)	55,087	$448,514	(177,802)	$(2,384,210)

Class G
Sales	897,350	$10,204,236	917,278	$11,898,921
Reinvestments	326,073	3,850,926	276,671	3,538,623
Redemptions	(589,787)	(7,036,197)	(1,289,422)	(16,919,344)

Net increase (decrease)	633,636	$7,018,965	(95,473)	$(1,481,800)

Increase (decrease) derived from capital shares transactions		$57,569,340		$(31,459,144)

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.32		$12.16	$14.55	$11.97	$12.14	$12.67

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.40	0.38	0.35	0.34 (b)	0.34
Net realized and unrealized gain (loss)	(1.77)		2.23	(2.34)	2.60	(0.20)	(0.45)

Total income (loss) from investment operations	(1.61)		2.63	(1.96)	2.95	0.14	(0.11)

Less Distributions
Distributions from net investment income	(0.41)		(0.37)	(0.43)	(0.37)	(0.31)	(0.42)
Distributions from net realized capital gains	(0.07)		(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.48)		(0.47)	(0.43)	(0.37)	(0.31)	(0.42)

Net Asset Value, End of Period	$12.23		$14.32	$12.16	$14.55	$11.97	$12.14

Total Return (%) (c)	(11.24	)(d)	21.93	(13.91)	24.90	1.34	(1.09)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(e)	0.37	0.38	0.37	0.38	0.40
Net ratio of expenses to average net assets (%) (f)	0.38	(e)	0.37	0.38	0.37	0.38	0.40
Ratio of net investment income to average net assets (%)	2.61	(e)	2.97	2.72	2.59	2.93 (b)	2.59
Portfolio turnover rate (%)	8	(d)	9	9	12	12	9
Net assets, end of period (in millions)	$545.2		$591.3	$497.5	$578.2	$498.7	$464.9

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.01		$11.91	$14.25	$11.73	$11.91	$12.43

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.36	0.34	0.31	0.31 (b)	0.30
Net realized and unrealized gain (loss)	(1.73)		2.17	(2.29)	2.54	(0.21)	(0.43)

Total income (loss) from investment operations	(1.59)		2.53	(1.95)	2.85	0.10	(0.13)

Less Distributions
Distributions from net investment income	(0.38)		(0.33)	(0.39)	(0.33)	(0.28)	(0.39)
Distributions from net realized capital gains	(0.07)		(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.45)		(0.43)	(0.39)	(0.33)	(0.28)	(0.39)

Net Asset Value, End of Period	$11.97		$14.01	$11.91	$14.25	$11.73	$11.91

Total Return (%) (c)	(11.38	)(d)	21.55	(14.08)	24.60	1.00	(1.28)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.62	0.63	0.62	0.63	0.65
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.62	0.63	0.62	0.63	0.65
Ratio of net investment income to average net assets (%)	2.37	(e)	2.74	2.49	2.36	2.69 (b)	2.37
Portfolio turnover rate (%)	8	(d)	9	9	12	12	9
Net assets, end of period (in millions)	$324.5		$361.6	$336.3	$418.0	$390.7	$394.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.24		$12.09	$14.47	$11.90	$12.08	$12.60

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.38	0.36	0.33	0.33 (b)	0.32
Net realized and unrealized gain (loss)	(1.76)		2.21	(2.34)	2.59	(0.22)	(0.44)

Total income (loss) from investment operations	(1.61)		2.59	(1.98)	2.92	0.11	(0.12)

Less Distributions
Distributions from net investment income	(0.39)		(0.34)	(0.40)	(0.35)	(0.29)	(0.40)
Distributions from net realized capital gains	(0.07)		(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.46)		(0.44)	(0.40)	(0.35)	(0.29)	(0.40)

Net Asset Value, End of Period	$12.17		$14.24	$12.09	$14.47	$11.90	$12.08

Total Return (%) (c)	(11.31	)(d)	21.77	(14.06)	24.78	1.08	(1.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(e)	0.52	0.53	0.52	0.53	0.55
Net ratio of expenses to average net assets (%) (f)	0.53	(e)	0.52	0.53	0.52	0.53	0.55
Ratio of net investment income to average net assets (%)	2.46	(e)	2.85	2.58	2.46	2.80 (b)	2.48
Portfolio turnover rate (%)	8	(d)	9	9	12	12	9
Net assets, end of period (in millions)	$23.9		$27.2	$25.2	$31.3	$29.6	$31.3

	Class G
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.92		$11.83	$14.16	$11.66	$11.84	$12.36

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.35	0.33	0.30	0.30 (b)	0.29
Net realized and unrealized gain (loss)	(1.73)		2.17	(2.27)	2.53	(0.20)	(0.42)

Total income (loss) from investment operations	(1.59)		2.52	(1.94)	2.83	0.10	(0.13)

Less Distributions
Distributions from net investment income	(0.37)		(0.33)	(0.39)	(0.33)	(0.28)	(0.39)
Distributions from net realized capital gains	(0.07)		(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.44)		(0.43)	(0.39)	(0.33)	(0.28)	(0.39)

Net Asset Value, End of Period	$11.89		$13.92	$11.83	$14.16	$11.66	$11.84

Total Return (%) (c)	(11.41	)(d)	21.58	(14.12)	24.54	0.97	(1.31)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.67	0.68	0.67	0.68	0.70
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.67	0.68	0.67	0.68	0.70
Ratio of net investment income to average net assets (%)	2.32	(e)	2.67	2.42	2.29	2.63 (b)	2.32
Portfolio turnover rate (%)	8	(d)	9	9	12	12	9
Net assets, end of period (in millions)	$107.4		$116.9	$100.5	$116.3	$98.6	$93.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,256,587. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(19,291,915)	$—	$—	$—	$(19,291,915)
Mutual Funds	(14,899,429)	—	—	—	(14,899,429)
Rights	(65,243)	—	—	—	(65,243)
Total Borrowings	$(34,256,587)	$—	$—	$—	$(34,256,587)
Gross amount of recognized liabilities for securities lending transactions					$(34,256,587)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$681,182

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(2,574,614)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(1,373,669)

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,944,883

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$106,229,059	$0	$73,020,847

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2020 were $1,449,351.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2020 were $215,198.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$954,402,082

Gross unrealized appreciation	284,897,117
Gross unrealized depreciation	(208,347,623)

Net unrealized appreciation (depreciation)	$76,549,494

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$26,437,608	$31,435,277	$7,513,839	$—	$33,951,447	$31,435,277

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$32,304,937	$4,159,613	$189,950,954	$—	$226,415,504

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio returned -13.12%, -13.24%, -13.23%, and -13.28%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -12.98%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2020, equity markets were volatile as investors reacted to the COVID-19 pandemic. During the first quarter, equity markets posted their worst quarterly return since 2008 as the COVID-19 crisis became a global pandemic. The continued spread of COVID-19 posed a threat to the global economy as hotels, cruises, casinos, airlines, and retailer stocks were impacted by travel bans, quarantines, and closures. During the second quarter, equity markets rallied on optimism that the spread of COVID-19 was slowing and that the global economy would recover quickly. Investors reacted favorably to unprecedented monetary and fiscal policy intervention, including expanded bond buying programs by the Federal Reserve and the European Central Bank. In addition, optimism that efforts to slow the spread of COVID-19 were working and progress towards vaccines and treatments for the virus also supported the markets.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to lower the target range for the Federal Funds Rate to 0.00%—0.25% from 1.50%—1.75. The FOMC stated that COVID-19 would weigh heavily on economic activity in the near term and pose considerable risks to the economic outlook. The FOMC expected to maintain this target range until it was confident that the economy had weathered recent events and was on track to achieve its maximum employment and price stability goals.

Eight of the nine sectors comprising the Russell 2000 Index experienced negative returns for the first six months of 2020. Health Care (18.0% beginning weight in the benchmark), up 6.4%, was the best-performing sector and the only sector with a positive return. Energy (3.3% beginning weight), down 40.0%, and Financial Services (25.8% beginning weight), down 25.7%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Quidel Corp., up 194.5%; Teladoc Health, up 130.8%; and Chegg, up 72.6%. The stocks with the largest negative impact were Ryman Hospitality Properties, down 59.0%; Brink’s, down 49.5%; and Novocure, down 30.0%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	-13.12	-6.78	4.29	10.52
Class B	-13.24	-7.02	4.04	10.23
Class E	-13.23	-6.95	4.13	10.35
Class G	-13.28	-7.08	3.98	10.18
Russell 2000 Index	-12.98	-6.63	4.29	10.50

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	2.4
Deckers Outdoor Corp.	0.3
LHC Group, Inc.	0.3
BJ’s Wholesale Club Holdings, Inc.	0.3
Churchill Downs, Inc.	0.3
Tech Data Corp.	0.3
Novavax, Inc.	0.3
MyoKardia, Inc.	0.3
Helen of Troy, Ltd.	0.3
SiteOne Landscape Supply, Inc.	0.3

Top Sectors

% of Net Assets
Health Care	19.8
Financials	17.9
Industrials	14.0
Information Technology	13.6
Consumer Discretionary	11.3
Real Estate	7.0
Materials	3.9
Utilities	3.5
Consumer Staples	3.2
Communication Services	2.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.32%	$1,000.00	$868.80	$1.49
	Hypothetical*	0.32%	$1,000.00	$1,023.27	$1.61

Class B (a)	Actual	0.57%	$1,000.00	$867.60	$2.65
	Hypothetical*	0.57%	$1,000.00	$1,022.03	$2.87

Class E (a)	Actual	0.47%	$1,000.00	$867.70	$2.18
	Hypothetical*	0.47%	$1,000.00	$1,022.53	$2.36

Class G (a)	Actual	0.62%	$1,000.00	$867.20	$2.88
	Hypothetical*	0.62%	$1,000.00	$1,021.78	$3.12

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
AAR Corp.	13,862	$286,527
Aerojet Rocketdyne Holdings, Inc. (a)	31,677	1,255,676
Aerovironment, Inc. (a) (b)	9,628	766,678
Astronics Corp. (a)	10,382	109,634
Cubic Corp. (b)	13,660	656,090
Ducommun, Inc. (a) (b)	4,992	174,071
Kaman Corp. (b)	12,375	514,800
Kratos Defense & Security Solutions, Inc. (a) (b)	47,040	735,235
Maxar Technologies, Inc. (a) (b)	29,726	533,879
Moog, Inc. - Class A	13,220	700,396
National Presto Industries, Inc. (b)	2,572	224,767
PAE, Inc. (a)	28,855	275,854
Park Aerospace Corp.	10,569	117,739
Parsons Corp. (a) (b)	10,160	368,198
Triumph Group, Inc.	22,400	201,824
Vectrus, Inc. (a) (b)	5,647	277,437

		7,198,805

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a) (b)	26,334	586,458
Atlas Air Worldwide Holdings, Inc. (a)	11,593	498,847
Echo Global Logistics, Inc. (a)	13,053	282,206
Forward Air Corp.	12,353	615,426
Hub Group, Inc. - Class A (a)	15,618	747,478

		2,730,415

Airlines—0.3%
Allegiant Travel Co. (b)	6,290	686,931
Hawaiian Holdings, Inc. (b)	18,895	265,286
SkyWest, Inc.	23,550	768,201
Spirit Airlines, Inc. (a) (b)	38,554	686,261

		2,406,679

Auto Components—1.3%
Adient plc (a)	39,298	645,273
American Axle & Manufacturing Holdings, Inc. (a)	51,196	389,090
Cooper Tire & Rubber Co. (b)	22,320	616,255
Cooper-Standard Holdings, Inc. (a)	7,342	97,281
Dana, Inc.	67,097	817,912
Dorman Products, Inc. (a) (b)	11,876	796,523
Fox Factory Holding Corp. (a) (b)	16,534	1,365,874
Gentherm, Inc. (a) (b)	15,174	590,269
Goodyear Tire & Rubber Co. (The)	102,754	919,135
LCI Industries	10,785	1,240,059
Modine Manufacturing Co. (a)	23,187	127,992
Motorcar Parts of America, Inc. (a) (b)	8,000	141,360
Standard Motor Products, Inc.	9,638	397,086
Stoneridge, Inc. (a)	14,585	301,326
Tenneco, Inc. - Class A (a) (b)	22,605	170,894
Visteon Corp. (a) (b)	12,309	843,166
Workhorse Group, Inc. (a)	29,343	510,275
XPEL, Inc. (a)	9,125	142,715

		10,112,485

Automobiles—0.1%
Winnebago Industries, Inc. (b)	13,793	918,890

Banks—8.0%
1st Source Corp.	7,814	278,022
ACNB Corp.	3,451	90,347
Allegiance Bancshares, Inc.	9,094	230,897
Amerant Bancorp, Inc. (a) (b)	12,722	191,339
American National Bankshares, Inc.	4,311	107,947
Ameris Bancorp	29,870	704,633
Arrow Financial Corp.	6,548	194,672
Atlantic Capital Bancshares, Inc. (a)	10,440	126,950
Atlantic Union Bankshares Corp. (b)	37,012	857,198
Banc of California, Inc. (b)	18,620	201,655
BancFirst Corp.	8,433	342,127
Bancorp, Inc. (The) (a)	22,607	221,549
BancorpSouth Bank	42,752	972,180
Bank First Corp.	2,663	170,698
Bank of Marin Bancorp	6,398	213,245
Bank of NT Butterfield & Son, Ltd. (The)	23,174	565,214
BankUnited, Inc.	41,124	832,761
Banner Corp.	16,812	638,856
Bar Harbor Bankshares (b)	7,342	164,387
Berkshire Hills Bancorp, Inc.	21,074	232,235
Boston Private Financial Holdings, Inc.	37,198	255,922
Bridge Bancorp, Inc.	8,870	202,591
Brookline Bancorp, Inc.	36,642	369,351
Bryn Mawr Bank Corp.	9,382	259,506
Byline Bancorp, Inc.	11,156	146,144
Cadence Bancorp (b)	56,137	497,374
Cambridge Bancorp	2,648	156,868
Camden National Corp.	8,459	292,174
Capital City Bank Group, Inc.	5,769	120,861
Cathay General Bancorp	33,662	885,311
CBTX, Inc.	8,948	187,908
Central Pacific Financial Corp.	11,636	186,525
Century Bancorp, Inc. - Class A	1,431	111,217
ChoiceOne Financial Services, Inc.	4,026	119,009
CIT Group, Inc.	44,045	913,053
Citizens & Northern Corp.	6,716	138,685
City Holding Co. (b)	7,242	471,961
Civista Bancshares, Inc.	6,893	106,152
CNB Financial Corp.	6,782	121,601
Columbia Banking System, Inc.	33,312	944,229
Community Bank System, Inc. (b)	23,691	1,350,861
Community Trust Bancorp, Inc.	7,150	234,234
ConnectOne Bancorp, Inc.	19,071	307,425
CrossFirst Bankshares, Inc. (a) (b)	21,534	210,603
Customers Bancorp, Inc. (a)	13,560	162,991
CVB Financial Corp.	58,337	1,093,235
Dime Community Bancshares, Inc.	15,501	212,829
Eagle Bancorp, Inc.	15,143	495,933
Enterprise Bancorp, Inc.	4,064	96,804
Enterprise Financial Services Corp.	10,782	335,536
Equity Bancshares, Inc. - Class A (a)	7,293	127,190
Farmers & Merchants Bancorp, Inc. (b)	4,006	85,087
Farmers National Banc Corp.	13,414	159,090
FB Financial Corp.	7,970	197,417

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Fidelity D&D Bancorp, Inc.	2,174	$104,548
Financial Institutions, Inc.	6,461	120,239
First Bancorp	12,826	321,676
First Bancorp, Inc. (The)	5,308	115,184
First BanCorp. (Puerto Rico) (b)	94,227	526,729
First Bancshares, Inc. (The)	10,042	225,945
First Busey Corp.	23,513	438,517
First Capital, Inc.	1,729	120,114
First Commonwealth Financial Corp.	44,099	365,140
First Community Bancshares, Inc.	8,470	190,151
First Financial Bancorp (b)	43,646	606,243
First Financial Bankshares, Inc. (b)	57,932	1,673,655
First Financial Corp.	5,707	210,246
First Foundation, Inc.	17,720	289,545
First Interstate BancSystem, Inc. - Class A	19,271	596,630
First Merchants Corp.	23,954	660,412
First Mid Bancshares, Inc.	8,725	228,857
First Midwest Bancorp, Inc.	51,433	686,631
First of Long Island Corp. (The)	9,924	162,158
Flushing Financial Corp.	13,422	154,621
Franklin Financial Network, Inc.	8,272	213,004
Fulton Financial Corp.	76,191	802,291
German American Bancorp, Inc.	10,821	336,533
Glacier Bancorp, Inc. (b)	42,412	1,496,719
Great Southern Bancorp, Inc.	4,991	201,437
Great Western Bancorp, Inc.	27,651	380,478
Hancock Whitney Corp.	38,128	808,314
Hanmi Financial Corp.	15,681	152,262
HarborOne Bancrop, Inc. (a)	25,730	219,734
Heartland Financial USA, Inc.	17,478	584,464
Heritage Commerce Corp.	24,561	184,330
Heritage Financial Corp. (b)	15,777	315,540
Hilltop Holdings, Inc.	31,059	573,039
Home BancShares, Inc.	68,087	1,047,178
HomeTrust Bancshares, Inc.	8,531	136,496
Hope Bancorp, Inc.	53,525	493,500
Horizon Bancorp	25,810	275,909
Iberiabank Corp.	22,907	1,043,185
Independent Bank Corp.	11,863	176,166
Independent Bank Corp./Rockland Trust (b)	14,251	956,100
Independent Bank Group, Inc.	15,965	646,902
International Bancshares Corp.	24,957	799,123
Investors Bancorp, Inc.	103,310	878,135
Lakeland Bancorp, Inc.	26,890	307,353
Lakeland Financial Corp. (b)	11,384	530,381
Live Oak Bancshares, Inc. (b)	13,814	200,441
Macatawa Bank Corp.	14,416	112,733
Mercantile Bank Corp.	7,713	174,314
Metrocity Bankshares, Inc.	9,210	131,979
Metropolitan Bank Holding Corp. (a)	3,798	121,840
Midland States Bancorp, Inc.	10,034	150,008
MidWestOne Financial Group, Inc.	9,877	197,540
National Bank Holdings Corp. - Class A	12,889	348,003
NBT Bancorp, Inc.	18,936	582,471
Nicolet Bankshares, Inc. (a) (b)	4,200	230,160
OceanFirst Financial Corp.	29,649	522,712
OFG Bancorp	22,996	307,457

Banks—(Continued)
Old National Bancorp (b)	77,428	1,065,409
Old Second Bancorp, Inc.	14,296	111,223
Origin Bancorp, Inc.	12,980	285,560
Pacific Premier Bancorp, Inc.	40,069	868,696
Park National Corp.	6,577	462,889
Peapack Gladstone Financial Corp.	8,311	155,665
People’s Utah Bancorp	7,011	157,537
Peoples Bancorp, Inc.	8,443	179,667
Peoples Financial Services Corp.	3,673	140,272
Preferred Bank (b)	6,573	281,653
QCR Holdings, Inc.	8,339	260,010
RBB Bancorp	6,720	91,728
Red River Bancshares, Inc.	2,422	106,302
Reliant Bancorp, Inc.	8,069	131,444
Renasant Corp.	24,665	614,158
Republic Bancorp, Inc. - Class A	4,745	155,209
S&T Bancorp, Inc.	18,575	435,584
Sandy Spring Bancorp, Inc.	21,001	520,405
Seacoast Banking Corp. of Florida (a)	23,627	481,991
ServisFirst Bancshares, Inc. (b)	23,331	834,317
Sierra Bancorp	5,841	110,278
Silvergate Capital Corp. - Class A (a)	8,281	115,934
Simmons First National Corp. - Class A (b)	48,550	830,690
SmartFinancial, Inc.	5,821	94,184
South State Corp.	31,237	1,488,755
Southside Bancshares, Inc.	14,418	399,667
Stock Yards Bancorp, Inc.	10,488	421,618
Texas Capital Bancshares, Inc. (a)	22,772	702,972
Tompkins Financial Corp.	6,467	418,868
Towne Bank	30,317	571,172
TriCo Bancshares	11,734	357,300
TriState Capital Holdings, Inc. (a)	11,422	179,440
Triumph Bancorp, Inc. (a)	11,267	273,450
Trustmark Corp.	28,210	691,709
UMB Financial Corp.	19,210	990,275
United Bankshares, Inc. (b)	54,239	1,500,251
United Community Banks, Inc.	34,521	694,562
Univest Financial Corp.	12,133	195,827
Valley National Bancorp	176,636	1,381,293
Veritex Holdings, Inc.	23,827	421,738
Washington Trust Bancorp, Inc.	9,549	312,730
WesBanco, Inc.	30,306	615,515
West Bancorp, Inc.	8,036	140,550
Westamerica Bancorp	11,514	661,134

		64,237,692

Beverages—0.3%
Celsius Holdings, Inc. (a)	16,339	192,310
Coca-Cola Consolidated, Inc. (b)	2,130	488,175
MGP Ingredients, Inc. (b)	6,119	224,598
National Beverage Corp. (a)	6,144	374,907
Primo Water Corp.	70,287	966,446

		2,246,436

Biotechnology—10.4%
Adverum Biotechnologies, Inc. (a) (b)	32,605	680,792

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Aeglea BioTherapeutics, Inc. (a)	20,131	$186,212
Affimed NV (a)	35,874	165,559
Agenus, Inc. (a) (b)	64,652	254,082
Aimmune Therapeutics, Inc. (a) (b)	20,346	339,982
Akcea Therapeutics, Inc. (a) (b)	7,356	100,777
Akebia Therapeutics, Inc. (a)	58,177	790,044
Akero Therapeutics, Inc. (a)	5,589	139,278
Albireo Pharma, Inc. (a)	6,398	169,483
Alector, Inc. (a) (b)	20,814	508,694
Allakos, Inc. (a) (b)	10,839	778,891
Allogene Therapeutics, Inc. (a) (b)	21,556	923,028
Amicus Therapeutics, Inc. (a) (b)	112,681	1,699,229
AnaptysBio, Inc. (a) (b)	11,271	251,794
Anavex Life Sciences Corp. (a)	25,756	126,720
Anika Therapeutics, Inc. (a) (b)	7,087	267,392
Apellis Pharmaceuticals, Inc. (a) (b)	26,751	873,688
Applied Therapeutics, Inc. (a) (b)	6,292	227,456
Aprea Therapeutics, Inc. (a)	3,144	121,924
Arcturus Therapeutics Holdings, Inc. (a)	6,044	282,497
Arcus Biosciences, Inc. (a)	15,645	387,057
Arcutis Biotherapeutics, Inc. (a)	5,342	161,542
Ardelyx, Inc. (a) (b)	34,441	238,332
Arena Pharmaceuticals, Inc. (a) (b)	24,414	1,536,861
Arrowhead Pharmaceuticals, Inc. (a) (b)	44,184	1,908,307
Assembly Biosciences, Inc. (a) (b)	13,044	304,186
Atara Biotherapeutics, Inc. (a) (b)	29,753	433,501
Athenex, Inc. (a) (b)	31,132	428,376
Athersys, Inc. (a) (b)	81,842	225,884
Atreca, Inc. - Class A (a) (b)	12,320	262,170
Avid Bioservices, Inc. (a) (b)	30,862	202,609
Avrobio, Inc. (a) (b)	14,386	251,036
Beam Therapeutics, Inc. (a)	6,621	185,388
Beyondspring, Inc. (a)	6,560	98,925
BioCryst Pharmaceuticals, Inc. (a) (b)	70,081	333,936
Biohaven Pharmaceutical Holding Co., Ltd. (a) (b)	20,816	1,521,858
BioSpecifics Technologies Corp. (a)	3,035	185,985
Bioxcel Therapeutics, Inc. (a) (b)	4,924	261,021
Black Diamond Therapeutics, Inc. (a)	6,317	266,325
Blueprint Medicines Corp. (a)	23,878	1,862,484
BrainStorm Cell Therapeutics, Inc. (a)	13,159	147,512
Bridgebio Pharma, Inc. (a) (b)	32,098	1,046,716
Calithera Biosciences, Inc. (a)	27,502	145,211
CareDx, Inc. (a)	18,796	665,942
Castle Biosciences, Inc. (a) (b)	4,608	173,676
Catalyst Pharmaceuticals, Inc. (a) (b)	45,807	211,628
CEL-SCI Corp. (a) (b)	14,591	217,698
ChemoCentryx, Inc. (a) (b)	19,706	1,133,883
Clovis Oncology, Inc. (a) (b)	33,976	229,338
Coherus Biosciences, Inc. (a) (b)	28,406	507,331
Concert Pharmaceuticals, Inc. (a)	13,379	133,121
Constellation Pharmaceuticals, Inc. (a) (b)	12,376	371,899
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	31,148	261,332
Cortexyme, Inc. (a) (b)	7,212	333,916
Crinetics Pharmaceuticals, Inc. (a) (b)	12,732	223,065
Cue Biopharma, Inc. (a)	12,823	314,292
Cytokinetics, Inc. (a) (b)	26,348	621,022
CytomX Therapeutics, Inc. (a)	27,302	227,426

Biotechnology—(Continued)
Deciphera Pharmaceuticals, Inc. (a) (b)	16,598	991,233
Denali Therapeutics, Inc. (a) (b)	28,112	679,748
Dicerna Pharmaceuticals, Inc. (a)	29,035	737,489
Dyadic International, Inc. (a)	10,202	88,349
Dynavax Technologies Corp. (a) (b)	41,452	367,679
Eagle Pharmaceuticals, Inc. (a) (b)	4,988	239,324
Editas Medicine, Inc. (a) (b)	24,752	732,164
Eidos Therapeutics, Inc. (a) (b)	5,576	265,808
Eiger BioPharmaceuticals, Inc. (a)	12,070	115,872
Emergent BioSolutions, Inc. (a)	20,011	1,582,470
Enanta Pharmaceuticals, Inc. (a)	8,294	416,442
Epizyme, Inc. (a) (b)	39,970	641,918
Esperion Therapeutics, Inc. (a) (b)	12,686	650,919
Fate Therapeutics, Inc. (a) (b)	26,915	923,454
Fennec Pharmaceuticals, Inc. (a)	11,329	94,597
FibroGen, Inc. (a) (b)	36,636	1,484,857
Flexion Therapeutics, Inc. (a) (b)	15,518	204,062
Frequency Therapeutics, Inc. (a)	13,005	302,366
G1 Therapeutics, Inc. (a) (b)	15,694	380,736
Geron Corp. (a) (b)	92,818	202,343
Gossamer Bio, Inc. (a) (b)	22,998	298,974
Gritstone Oncology, Inc. (a)	15,554	103,279
Halozyme Therapeutics, Inc. (a) (b)	59,909	1,606,160
Heron Therapeutics, Inc. (a) (b)	39,074	574,779
Homology Medicines, Inc. (a) (b)	15,919	241,810
IGM Biosciences, Inc. (a) (b)	3,333	243,309
ImmunoGen, Inc. (a)	77,500	356,500
Immunovant, Inc. (a)	9,447	230,034
Inovio Pharmaceuticals, Inc. (a) (b)	63,292	1,705,719
Insmed, Inc. (a) (b)	44,796	1,233,682
Intellia Therapeutics, Inc. (a) (b)	19,943	419,202
Intercept Pharmaceuticals, Inc. (a) (b)	11,215	537,311
Invitae Corp. (a) (b)	50,959	1,543,548
Ironwood Pharmaceuticals, Inc. (a)	69,963	722,018
IVERIC bio, Inc. (a)	22,703	115,785
Kadmon Holdings, Inc. (a) (b)	73,735	377,523
Karuna Therapeutics, Inc. (a) (b)	6,914	770,634
Karyopharm Therapeutics, Inc. (a) (b)	31,483	596,288
Keros Therapeutics, Inc. (a)	3,810	142,913
Kiniksa Pharmaceuticals, Ltd. - Class A (a) (b)	9,003	229,396
Kodiak Sciences, Inc. (a) (b)	12,892	697,715
Krystal Biotech, Inc. (a) (b)	5,633	233,319
Kura Oncology, Inc. (a) (b)	24,108	392,960
Ligand Pharmaceuticals, Inc. (a) (b)	6,448	721,209
MacroGenics, Inc. (a) (b)	22,474	627,474
Madrigal Pharmaceuticals, Inc. (a) (b)	3,687	417,553
MannKind Corp. (a) (b)	92,909	162,591
MediciNova, Inc. (a) (b)	21,034	114,004
MEI Pharma, Inc. (a) (b)	49,290	203,568
MeiraGTx Holdings plc (a)	10,217	127,917
Mersana Therapeutics, Inc. (a) (b)	20,779	486,229
Mirati Therapeutics, Inc. (a) (b)	16,176	1,846,814
Molecular Templates, Inc. (a)	9,741	134,328
Momenta Pharmaceuticals, Inc. (a)	51,858	1,725,316
Morphic Holding, Inc. (a)	6,630	179,341
Myriad Genetics, Inc. (a)	31,814	360,771
NantKwest, Inc. (a)	14,151	173,774

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Natera, Inc. (a)	30,787	$1,535,040
Neoleukin Therapeutics, Inc. (a)	14,781	245,365
NextCure, Inc. (a) (b)	9,984	214,057
Novavax, Inc. (a) (b)	25,623	2,135,677
Opko Health, Inc. (a) (b)	171,997	586,510
ORIC Pharmaceuticals, Inc. (a)	4,615	155,664
Ovid therapeutics, Inc. (a)	20,939	154,320
Passage Bio, Inc. (a)	6,812	186,172
PDL BioPharma, Inc. (a) (b)	52,776	153,578
Pfenex, Inc. (a)	17,124	142,985
Portola Pharmaceuticals, Inc. (a)	37,639	677,126
Precigen, Inc. (a) (b)	32,766	163,502
Precision BioSciences, Inc. (a)	27,220	226,743
Prevail Therapeutics, Inc. (a) (b)	7,148	106,505
Principia Biopharma, Inc. (a)	13,120	784,445
Protagonist Therapeutics, Inc. (a)	10,796	190,657
Prothena Corp. plc (a)	18,324	191,669
PTC Therapeutics, Inc. (a) (b)	27,266	1,383,477
Puma Biotechnology, Inc. (a)	13,791	143,840
Radius Health, Inc. (a)	20,884	284,649
Rapt Therapeutics, Inc. (a)	5,341	154,996
REGENXBIO, Inc. (a) (b)	15,197	559,705
Replimune Group, Inc. (a)	9,865	245,145
Retrophin, Inc. (a)	18,842	384,565
REVOLUTION Medicines, Inc. (a) (b)	7,012	221,369
Rhythm Pharmaceuticals, Inc. (a)	15,372	342,796
Rigel Pharmaceuticals, Inc. (a) (b)	80,989	148,210
Rocket Pharmaceuticals, Inc. (a)	14,674	307,127
Rubius Therapeutics, Inc. (a) (b)	17,589	105,182
Sangamo Therapeutics, Inc. (a) (b)	52,928	474,235
Scholar Rock Holding Corp. (a) (b)	10,772	196,158
Selecta Biosciences, Inc. (a)	35,713	101,425
Seres Therapeutics, Inc. (a)	22,806	108,557
Sorrento Therapeutics, Inc. (a) (b)	79,273	497,834
Spectrum Pharmaceuticals, Inc. (a) (b)	51,934	175,537
Spero Therapeutics, Inc. (a)	7,571	102,436
SpringWorks Therapeutics, Inc. (a) (b)	9,640	404,880
Stoke Therapeutics, Inc. (a)	7,812	186,160
Syndax Pharmaceuticals, Inc. (a)	11,215	166,206
Syros Pharmaceuticals, Inc. (a) (b)	17,288	184,290
TCR2 Therapeutics, Inc. (a)	8,211	126,121
TG Therapeutics, Inc. (a) (b)	43,050	838,614
Translate Bio, Inc. (a)	22,789	408,379
Turning Point Therapeutics, Inc. (a)	12,114	782,443
Twist Bioscience Corp. (a) (b)	13,445	609,058
Ultragenyx Pharmaceutical, Inc. (a) (b)	24,957	1,952,137
UNITY Biotechnology, Inc. (a)	14,678	127,405
UroGen Pharma, Ltd. (a) (b)	9,990	260,939
Vanda Pharmaceuticals, Inc. (a) (b)	24,336	278,404
Vaxart, Inc. (a)	22,282	197,196
VBI Vaccines, Inc. (a)	78,570	243,567
Veracyte, Inc. (a) (b)	21,446	555,451
Verastem, Inc. (a)	80,804	138,983
Vericel Corp. (a) (b)	18,632	257,494
Viela Bio, Inc. (a)	9,054	392,219
Viking Therapeutics, Inc. (a) (b)	28,602	206,220
Vir Biotechnology, Inc. (a) (b)	20,583	843,285

Biotechnology—(Continued)
Voyager Therapeutics, Inc. (a)	10,649	134,390
XBiotech, Inc. (a)	6,623	90,801
Xencor, Inc. (a)	24,709	800,324
Y-mAbs Therapeutics, Inc. (a) (b)	13,415	579,528
Zentalis Pharmaceuticals, Inc. (a)	5,077	243,798
ZIOPHARM Oncology, Inc. (a) (b)	97,771	320,689

		83,780,129

Building Products—1.5%
AAON, Inc. (b)	17,913	972,497
Advanced Drainage Systems, Inc.	21,815	1,077,661
Alpha Pro Tech, Ltd. (a)	6,013	106,430
American Woodmark Corp. (a)	7,434	562,382
Apogee Enterprises, Inc.	11,475	264,384
Builders FirstSource, Inc. (a)	50,475	1,044,832
Caesarstone, Ltd.	11,687	138,491
Cornerstone Building Brands, Inc. (a)	19,586	118,691
CSW Industrials, Inc.	6,571	454,122
Gibraltar Industries, Inc. (a)	13,738	659,561
Griffon Corp. (b)	19,182	355,251
Insteel Industries, Inc.	9,004	171,706
JELD-WEN Holding, Inc. (a)	30,479	491,017
Masonite International Corp. (a)	10,341	804,323
Patrick Industries, Inc.	10,680	654,150
PGT Innovations, Inc. (a)	25,605	401,486
Quanex Building Products Corp.	12,585	174,680
Resideo Technologies, Inc. (a)	55,257	647,612
Simpson Manufacturing Co., Inc.	19,430	1,639,115
UFP Industries, Inc.	25,733	1,274,041

		12,012,432

Capital Markets—1.4%
Artisan Partners Asset Management, Inc. - Class A	23,716	770,770
Assetmark Financial Holdings, Inc. (a)	9,605	262,121
B. Riley Financial, Inc.	10,620	231,091
BGC Partners, Inc. - Class A	140,594	385,228
Blucora, Inc. (a)	20,338	232,260
Brightsphere Investment Group, Inc. (a)	36,524	455,089
Cohen & Steers, Inc.	10,982	747,325
Cowen, Inc. - Class A	13,196	213,907
Diamond Hill Investment Group, Inc.	1,546	175,734
Donnelley Financial Solutions, Inc. (a)	16,100	135,240
Federated Hermes, Inc.	42,304	1,002,605
Focus Financial Partners, Inc. - Class A (a) (b)	13,966	461,576
Hamilton Lane, Inc. - Class A	9,898	666,828
Houlihan Lokey, Inc.	19,704	1,096,331
Moelis & Co. - Class A (b)	23,735	739,583
Piper Sandler Cos.	7,980	472,097
PJT Partners, Inc. - Class A	10,648	546,668
Sculptor Capital Management, Inc. (b)	7,985	103,246
Stifel Financial Corp.	28,958	1,373,478
Stonex Group, Inc. (a)	7,668	421,740
Virtus Investment Partners, Inc. (b)	3,239	376,663
Waddell & Reed Financial, Inc. - Class A (b)	28,810	446,843
WisdomTree Investments, Inc. (b)	84,928	294,700

		11,611,123

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—1.7%
AdvanSix, Inc. (a)	10,869	$127,602
American Vanguard Corp.	14,887	204,845
Amyris, Inc. (a)	33,752	144,121
Balchem Corp.	13,981	1,326,238
Chase Corp.	3,533	362,132
Ferro Corp. (a)	41,024	489,827
FutureFuel Corp.	10,195	121,830
GCP Applied Technologies, Inc. (a)	24,276	451,048
Hawkins, Inc.	4,778	203,447
HB Fuller Co.	22,649	1,010,145
Ingevity Corp. (a)	18,263	960,086
Innospec, Inc.	10,583	817,537
Koppers Holdings, Inc. (a)	8,316	156,673
Kraton Corp. (a)	14,021	242,283
Kronos Worldwide, Inc. (b)	11,199	116,582
Livent Corp. (a) (b)	63,109	388,751
Minerals Technologies, Inc.	15,449	725,022
Orion Engineered Carbons S.A.	26,715	282,912
PolyOne Corp.	40,136	1,052,767
PQ Group Holdings, Inc. (a)	21,035	278,503
Quaker Chemical Corp. (b)	5,722	1,062,289
Sensient Technologies Corp. (b)	18,473	963,552
Stepan Co.	9,531	925,460
Tredegar Corp.	13,367	205,852
Trinseo S.A.	17,985	398,548
Tronox Holding plc - Class A (a)	43,198	311,890

		13,329,942

Commercial Services & Supplies—2.2%
ABM Industries, Inc.	29,625	1,075,387
ACCO Brands Corp. (b)	42,900	304,590
Advanced Disposal Services, Inc. (a)	32,858	991,326
Brady Corp. - Class A	21,086	987,247
BrightView Holdings, Inc. (a)	13,796	154,515
Brink’s Co. (The) (b)	22,544	1,025,977
Casella Waste Systems, Inc. - Class A (a)	19,971	1,040,889
Cimpress plc (a)	8,313	634,614
Covanta Holding Corp. (b)	57,338	549,871
Deluxe Corp. (b)	20,222	476,026
Ennis, Inc.	13,814	250,586
Harsco Corp. (a)	33,815	456,841
Healthcare Services Group, Inc. (b)	32,315	790,425
Heritage-Crystal Clean, Inc. (a)	7,474	130,496
Herman Miller, Inc.	26,222	619,101
HNI Corp.	18,317	559,951
Interface, Inc.	27,071	220,358
KAR Auction Services, Inc.	57,463	790,691
Kimball International, Inc. - Class B	16,738	193,491
Knoll, Inc.	22,127	269,728
Matthews International Corp. - Class A	14,349	274,066
McGrath RentCorp	10,515	567,915
Mobile Mini, Inc.	20,245	597,227
Pitney Bowes, Inc. (b)	75,289	195,751
SP Plus Corp. (a)	10,567	218,843
Steelcase, Inc. - Class A	39,276	473,669
Tetra Tech, Inc.	23,623	1,869,052

Commercial Services & Supplies—(Continued)
U.S. Ecology, Inc.	14,012	474,727
UniFirst Corp.	6,580	1,177,491
Viad Corp.	8,932	169,887
VSE Corp.	4,405	138,273

		17,679,011

Communications Equipment—0.9%
Acacia Communications, Inc. (a)	17,120	1,150,293
ADTRAN, Inc.	21,158	231,257
CalAmp Corp. (a)	14,239	114,054
Calix, Inc. (a)	21,486	320,141
Comtech Telecommunications Corp. (b)	11,475	193,813
Digi International, Inc. (a)	12,500	145,625
Extreme Networks, Inc. (a)	50,414	218,797
Harmonic, Inc. (a)	38,803	184,314
Infinera Corp. (a) (b)	77,196	457,000
Inseego Corp. (a) (b)	30,806	357,350
InterDigital, Inc.	13,238	749,668
NETGEAR, Inc. (a) (b)	13,343	345,450
NetScout Systems, Inc. (a) (b)	33,369	852,912
Plantronics, Inc. (b)	14,059	206,386
Ribbon Communications, Inc. (a) (b)	27,537	108,220
Viavi Solutions, Inc. (a)	100,089	1,275,134

		6,910,414

Construction & Engineering—1.2%
Aegion Corp. (a) (b)	15,075	239,240
Ameresco, Inc. - Class A (a) (b)	11,403	316,775
API Group Corp. (a)	63,464	771,088
Arcosa, Inc.	21,322	899,788
Argan, Inc.	6,140	290,913
Comfort Systems USA, Inc.	16,008	652,326
Construction Partners, Inc. - Class A (a) (b)	8,165	145,010
Dycom Industries, Inc. (a) (b)	13,476	551,034
EMCOR Group, Inc.	24,189	1,599,861
Fluor Corp.	62,565	755,785
Granite Construction, Inc. (b)	20,910	400,217
Great Lakes Dredge & Dock Corp. (a)	27,775	257,197
MasTec, Inc. (a) (b)	25,328	1,136,467
MYR Group, Inc. (a)	6,874	219,349
Northwest Pipe Co. (a)	4,538	113,768
NV5 Global, Inc. (a) (b)	4,636	235,648
Primoris Services Corp.	21,802	387,204
Sterling Construction Co., Inc. (a) (b)	13,246	138,686
Tutor Perini Corp. (a)	19,192	233,759
Willscot Corp. (a) (b)	23,553	289,466

		9,633,581

Construction Materials—0.1%
Summit Materials, Inc. - Class A (a) (b)	54,936	883,371
U.S. Concrete, Inc. (a)	7,217	178,981

		1,062,352

Consumer Finance—0.7%
Encore Capital Group, Inc. (a) (b)	14,109	482,246

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Finance—(Continued)
Enova International, Inc. (a)	15,391	$228,864
EZCORP, Inc. - Class A (a) (b)	24,929	157,053
FirstCash, Inc.	17,850	1,204,518
Green Dot Corp. - Class A (a)	22,692	1,113,723
LendingClub Corp. (a)	29,536	134,389
Navient Corp.	86,502	608,109
Nelnet, Inc. - Class A	7,521	359,052
Oportun Financial Corp. (a)	10,066	135,287
PRA Group, Inc. (a) (b)	21,560	833,510
World Acceptance Corp. (a) (b)	2,848	186,601

		5,443,352

Containers & Packaging—0.2%
Greif, Inc. - Class A (b)	12,112	416,774
Greif, Inc. - Class B	2,277	95,247
Myers Industries, Inc.	14,676	213,536
O-I Glass, Inc.	69,820	626,984
Ranpak Holdings, Corp. (a)	16,724	124,426
UFP Technologies, Inc. (a)	3,225	142,093

		1,619,060

Distributors—0.1%
Core-Mark Holding Co., Inc.	21,668	540,725

Diversified Consumer Services—0.7%
Adtalem Global Education, Inc. (a)	22,648	705,485
American Public Education, Inc. (a)	6,422	190,091
Carriage Services, Inc.	7,506	136,009
Collectors Universe, Inc.	4,688	160,705
Franchise Group, Inc.	9,045	197,905
Houghton Mifflin Harcourt Co. (a)	55,337	100,160
K12, Inc. (a)	17,337	472,260
Laureate Education, Inc. - Class A (a)	50,907	507,288
OneSpaWorld Holdings, Ltd.	22,321	106,471
Perdoceo Education Corp. (a)	31,150	496,220
Strategic Education, Inc.	9,693	1,489,329
Universal Technical Institute, Inc. (a)	14,961	103,979
Vivint Smart Home, Inc. (a)	32,245	558,806
WW International, Inc. (a) (b)	21,424	543,741

		5,768,449

Diversified Financial Services—0.2%
Alerus Financial Corp.	7,649	151,144
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	161,057
Cannae Holdings, Inc. (a)	36,796	1,512,316

		1,824,517

Diversified Telecommunication Services—0.9%
Anterix, Inc. (a)	6,099	276,529
ATN International, Inc.	4,754	287,950
Bandwidth, Inc. - Class A (a) (b)	8,455	1,073,785
Cincinnati Bell, Inc. (a)	24,831	368,740
Cogent Communications Holdings, Inc. (b)	18,375	1,421,490
Consolidated Communications Holdings, Inc. (a) (b)	31,722	214,758
Iridium Communications, Inc. (a)	51,837	1,318,733

Diversified Telecommunication Services—(Continued)
Liberty Latin America, Ltd. - Class A (a)	20,395	198,239
Liberty Latin America, Ltd. - Class C (a)	51,063	482,035
Ooma, Inc. (a)	9,258	152,572
ORBCOMM, Inc. (a)	35,654	137,268
Vonage Holdings Corp. (a) (b)	106,830	1,074,710

		7,006,809

Electric Utilities—0.9%
ALLETE, Inc.	22,988	1,255,375
El Paso Electric Co.	18,265	1,223,755
MGE Energy, Inc. (b)	15,864	1,023,387
Otter Tail Corp.	17,221	668,002
PNM Resources, Inc. (b)	34,450	1,324,258
Portland General Electric Co.	39,583	1,654,965

		7,149,742

Electrical Equipment—0.9%
Allied Motion Technologies, Inc.	3,454	121,926
Atkore International Group, Inc. (a)	20,832	569,755
AZZ, Inc.	11,705	401,716
Bloom Energy Corp. - Class A (a) (b)	39,499	429,749
Encore Wire Corp.	9,176	447,972
EnerSys (b)	18,778	1,208,928
FuelCell Energy, Inc. (a)	101,988	230,493
Plug Power, Inc. (a) (b)	143,326	1,176,706
Powell Industries, Inc.	4,404	120,626
Sunrun, Inc. (a) (b)	50,041	986,809
Thermon Group Holdings, Inc. (a)	15,847	230,891
TPI Composites, Inc. (a) (b)	13,727	320,800
Vicor Corp. (a) (b)	7,877	566,750
Vivint Solar, Inc. (a)	22,579	223,532

		7,036,653

Electronic Equipment, Instruments & Components—2.5%
Akoustis Technologies, Inc. (a) (b)	13,764	114,104
Arlo Technologies, Inc. (a)	34,778	89,727
Badger Meter, Inc. (b)	12,590	792,163
Belden, Inc. (b)	19,713	641,658
Benchmark Electronics, Inc.	16,877	364,543
CTS Corp. (b)	15,701	314,648
ePlus, Inc. (a)	6,246	441,467
Fabrinet (a)	15,784	985,237
FARO Technologies, Inc. (a) (b)	7,841	420,278
Fitbit, Inc. - Class A (a) (b)	102,165	659,986
II-VI, Inc. (a) (b)	39,042	1,843,563
Insight Enterprises, Inc. (a) (b) (c)	15,396	757,483
Itron, Inc. (a)	17,707	1,173,089
Kimball Electronics, Inc. (a)	11,468	155,277
Knowles Corp. (a) (b)	39,393	601,137
Methode Electronics, Inc.	15,351	479,872
MTS Systems Corp.	12,571	221,124
Napco Security Technologies, Inc. (a) (b)	5,652	132,200
nLight, Inc. (a) (b)	14,866	330,917
Novanta, Inc. (a)	15,034	1,605,180
OSI Systems, Inc. (a)	8,231	614,362

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
PAR Technology Corp. (a) (b)	7,408	$221,721
PC Connection, Inc. (b)	5,366	248,768
Plexus Corp. (a) (c)	13,398	945,363
Rogers Corp. (a)	8,017	998,918
Sanmina Corp. (a)	30,166	755,357
ScanSource, Inc. (a)	12,162	292,983
Tech Data Corp. (a)	15,317	2,220,965
TTM Technologies, Inc. (a)	43,439	515,186
Vishay Intertechnology, Inc.	62,051	947,519
Vishay Precision Group, Inc. (a)	5,267	129,463

		20,014,258

Energy Equipment & Services—0.7%
Archrock, Inc.	63,856	414,425
Cactus, Inc. - Class A	21,510	443,751
ChampionX Corp. (a)	83,064	810,705
DMC Global, Inc. (b)	7,096	195,850
Dril-Quip, Inc. (a) (b)	15,999	476,610
Frank’s International NV (a)	77,036	171,790
Helix Energy Solutions Group, Inc. (a)	67,569	234,464
Liberty Oilfield Services, Inc. - Class A (b)	28,057	153,752
Matrix Service Co. (a)	14,196	137,985
Nabors Industries, Ltd.	3,628	134,309
NexTier Oilfield Solutions, Inc. (a)	88,895	217,793
Oceaneering International, Inc. (a)	45,596	291,358
Oil States International, Inc. (a)	32,861	156,090
Patterson-UTI Energy, Inc.	85,101	295,301
ProPetro Holding Corp. (a)	36,472	187,466
SEACOR Holdings, Inc. (a)	7,977	225,909
Select Energy Services, Inc. - Class A (a)	28,192	138,141
Solaris Oilfield Infrastructure, Inc. - Class A (b)	13,032	96,697
Tidewater, Inc. (a) (b)	17,119	95,695
Transocean, Ltd. (a)	265,499	485,863
U.S. Silica Holdings, Inc.	35,770	129,130

		5,493,084

Entertainment—0.3%
AMC Entertainment Holdings, Inc. - Class A (b)	25,798	110,674
Cinemark Holdings, Inc.	47,998	554,377
Eros International plc (a)	38,510	121,692
Glu Mobile, Inc. (a)	57,782	535,639
IMAX Corp. (a)	23,016	258,009
Liberty Braves Group - Class A (a) (b)	5,080	102,006
Liberty Braves Group - Class C (a)	16,010	316,037
Marcus Corp. (The)	9,550	126,729

		2,125,163

Equity Real Estate Investment Trusts—6.2%
Acadia Realty Trust (b)	36,489	473,627
Agree Realty Corp. (b)	23,548	1,547,339
Alexander & Baldwin, Inc.	33,353	406,573
Alexander’s, Inc.	1,029	247,886
American Assets Trust, Inc.	22,749	633,332
American Finance Trust, Inc.	47,324	375,516
Armada Hoffler Properties, Inc.	23,985	238,651

Equity Real Estate Investment Trusts—(Continued)
CareTrust REIT, Inc.	42,777	734,053
CatchMark Timber Trust, Inc. - Class A	23,620	209,037
Chatham Lodging Trust	19,109	116,947
City Office REIT, Inc.	23,989	241,329
Colony Capital, Inc.	220,431	529,034
Columbia Property Trust, Inc.	51,633	678,458
Community Healthcare Trust, Inc. (b)	9,740	398,366
CoreCivic, Inc.	53,294	498,832
DiamondRock Hospitality Co.	89,685	495,958
Diversified Healthcare Trust (b)	102,527	453,682
Easterly Government Properties, Inc.	33,852	782,658
EastGroup Properties, Inc.	17,423	2,066,542
Essential Properties Realty Trust, Inc.	39,544	586,833
Four Corners Property Trust, Inc.	31,625	771,650
Franklin Street Properties Corp.	46,236	235,341
Front Yard Residential Corp.	23,934	208,226
Geo Group, Inc. (The)	53,292	630,444
Getty Realty Corp. (b)	15,262	452,976
Gladstone Commercial Corp.	18,170	340,688
Gladstone Land Corp.	9,389	148,910
Global Medical REIT, Inc.	22,649	256,613
Global Net Lease, Inc. (b)	40,714	681,145
Healthcare Realty Trust, Inc.	59,670	1,747,734
Hersha Hospitality Trust	18,810	108,346
Independence Realty Trust, Inc.	43,356	498,160
Industrial Logistics Properties Trust	31,942	656,408
Innovative Industrial Properties, Inc. (b)	7,520	661,910
Investors Real Estate Trust (b)	5,316	374,725
iStar, Inc. (b)	31,625	389,620
Jernigan Capital, Inc.	14,711	201,247
Kite Realty Group Trust (b)	38,990	449,945
Lexington Realty Trust	113,739	1,199,946
LTC Properties, Inc. (b)	17,896	674,142
Macerich Co. (The)	64,506	578,619
Mack-Cali Realty Corp.	41,089	628,251
Monmouth Real Estate Investment Corp.	42,125	610,391
National Health Investors, Inc.	19,484	1,183,069
National Storage Affiliates Trust	27,814	797,149
New Senior Investment Group, Inc.	35,722	129,314
NexPoint Residential Trust, Inc. (b)	11,670	412,535
Office Properties Income Trust (b)	20,820	540,695
One Liberty Properties, Inc.	11,264	198,472
Pebblebrook Hotel Trust (b)	60,895	831,826
Physicians Realty Trust	89,852	1,574,207
Piedmont Office Realty Trust, Inc. - Class A	59,209	983,462
Plymouth Industrial REIT, Inc.	8,052	103,066
PotlatchDeltic Corp.	28,989	1,102,452
Preferred Apartment Communities, Inc. - Class A	30,156	229,186
PS Business Parks, Inc.	8,755	1,159,162
QTS Realty Trust, Inc. - Class A (b)	26,538	1,700,820
Retail Opportunity Investments Corp.	50,605	573,355
Retail Properties of America, Inc. - Class A	96,675	707,661
Retail Value, Inc.	7,343	90,760
RLJ Lodging Trust (b)	72,222	681,776
RPT Realty	34,953	243,273
Ryman Hospitality Properties, Inc.	22,657	783,932
Sabra Health Care REIT, Inc.	91,203	1,316,059

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Safehold, Inc.	7,916	$455,091
Saul Centers, Inc.	5,405	174,419
Seritage Growth Properties - Class A (a) (b)	15,000	171,000
Service Properties Trust	74,511	528,283
SITE Centers Corp.	69,802	565,396
STAG Industrial, Inc. (b)	65,095	1,908,585
Summit Hotel Properties, Inc.	48,101	285,239
Sunstone Hotel Investors, Inc.	103,454	843,150
Tanger Factory Outlet Centers, Inc. (b)	41,346	294,797
Terreno Realty Corp.	30,299	1,594,939
UMH Properties, Inc.	21,470	277,607
Uniti Group, Inc. (b)	86,801	811,589
Universal Health Realty Income Trust	5,693	452,537
Urban Edge Properties	50,231	596,242
Urstadt Biddle Properties, Inc. - Class A	13,207	156,899
Washington Real Estate Investment Trust	38,285	849,927
Whitestone REIT	18,215	132,423
Xenia Hotels & Resorts, Inc.	49,824	464,858

		50,125,302

Food & Staples Retailing—0.9%
Andersons, Inc. (The) (b)	13,251	182,334
BJ’s Wholesale Club Holdings, Inc. (a) (b)	60,183	2,243,020
Chefs’ Warehouse, Inc. (The) (a)	11,522	156,469
HF Foods Group, Inc. (a)	17,322	156,764
Ingles Markets, Inc. - Class A (b)	6,173	265,871
Performance Food Group Co. (a)	56,817	1,655,647
Pricesmart, Inc. (b)	10,206	615,728
Rite Aid Corp. (a) (b)	23,960	408,758
SpartanNash Co.	16,917	359,486
United Natural Foods, Inc. (a) (b)	23,843	434,181
Village Super Market, Inc. - Class A (b)	4,017	111,351
Weis Markets, Inc. (b)	4,490	225,039

		6,814,648

Food Products—1.3%
B&G Foods, Inc. (b)	28,438	693,318
Cal-Maine Foods, Inc. (a) (b)	13,890	617,827
Calavo Growers, Inc. (b)	7,353	462,577
Darling Ingredients, Inc. (a)	71,307	1,755,578
Fresh Del Monte Produce, Inc. (b)	13,189	324,713
Freshpet, Inc. (a) (b) (c)	17,059	1,427,156
Hostess Brands, Inc. (a) (b)	53,355	651,998
J & J Snack Foods Corp.	6,582	836,770
John B Sanfilippo & Son, Inc. (b)	4,150	354,120
Lancaster Colony Corp. (b)	8,234	1,276,188
Landec Corp. (a)	12,103	96,340
Limoneira Co. (b)	6,209	89,968
Sanderson Farms, Inc.	9,374	1,086,353
Seneca Foods Corp. - Class A (a)	3,595	121,547
Simply Good Foods Co. (The) (a) (b)	37,007	687,590
Tootsie Roll Industries, Inc.	8,791	301,268

		10,783,311

Gas Utilities—1.2%
Brookfield Infrastructure Corp. - Class A	14,834	675,540

Gas Utilities—(Continued)
Chesapeake Utilities Corp.	6,975	585,900
New Jersey Resources Corp.	42,407	1,384,589
Northwest Natural Holding Co. (b)	13,165	734,475
ONE Gas, Inc.	23,052	1,776,157
South Jersey Industries, Inc. (b)	40,163	1,003,673
Southwest Gas Holdings, Inc.	24,302	1,678,053
Spire, Inc. (b)	22,087	1,451,337

		9,289,724

Health Care Equipment & Supplies—3.5%
Accelerate Diagnostics, Inc. (a) (b)	14,690	222,700
Accuray, Inc. (a) (b)	45,332	92,024
Alphatec Holdings, Inc. (a)	23,314	109,576
AngioDynamics, Inc. (a)	17,852	181,555
Antares Pharma, Inc. (a)	69,581	191,348
Aspira Women’s Health, Inc. (a)	24,148	92,728
AtriCure, Inc. (a)	17,394	781,860
Atrion Corp. (b)	618	393,672
Avanos Medical, Inc. (a)	20,898	614,192
AxoGen, Inc. (a)	15,476	142,998
Axonics Modulation Technologies, Inc. (a) (b)	13,791	484,202
Cantel Medical Corp.	16,961	750,185
Cardiovascular Systems, Inc. (a)	14,951	471,704
Cerus Corp. (a) (b)	70,657	466,336
Co-Diagnostics, Inc. (a)	12,292	237,850
CONMED Corp.	12,453	896,492
CryoLife, Inc. (a)	17,220	330,108
CryoPort, Inc. (a) (b)	16,320	493,680
Cutera, Inc. (a)	6,744	82,075
CytoSorbents Corp. (a) (b)	14,976	148,262
GenMark Diagnostics, Inc. (a)	30,756	452,421
Glaukos Corp. (a) (b)	18,906	726,369
Heska Corp. (a) (b)	3,277	305,318
Inogen, Inc. (a)	8,423	299,185
Integer Holdings Corp. (a)	14,181	1,035,922
Invacare Corp. (b)	17,816	113,488
iRhythm Technologies, Inc. (a) (b)	11,954	1,385,349
Lantheus Holdings, Inc. (a) (b)	29,842	426,741
LeMaitre Vascular, Inc. (b)	7,651	201,986
LivaNova plc (a)	21,333	1,026,757
Meridian Bioscience, Inc. (a) (b)	22,552	525,236
Merit Medical Systems, Inc. (a) (b)	23,561	1,075,560
Mesa Laboratories, Inc. (b)	1,705	369,644
Natus Medical, Inc. (a)	15,157	330,726
Neogen Corp. (a)	23,233	1,802,881
Nevro Corp. (a) (b)	14,788	1,766,722
NuVasive, Inc. (a) (c)	23,600	1,313,576
OraSure Technologies, Inc. (a)	28,446	330,827
Orthofix Medical, Inc. (a)	10,304	329,728
OrthoPediatrics Corp. (a) (b)	5,617	245,800
Quotient, Ltd. (a)	28,634	211,892
Repro-Med Systems, Inc. (a)	13,993	125,657
SeaSpine Holdings Corp. (a)	10,839	113,484
Shockwave Medical, Inc. (a)	11,335	536,939
SI-BONE, Inc. (a)	12,210	194,627
Silk Road Medical, Inc. (a) (b)	14,280	598,189

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
STAAR Surgical Co. (a)	19,419	$1,195,045
Stereotaxis, Inc. (a)	22,778	101,590
SurModics, Inc. (a)	6,159	266,315
Tactile Systems Technology, Inc. (a) (b)	8,238	341,300
TransMedics Group, Inc. (a) (b)	12,219	218,965
Utah Medical Products, Inc.	2,002	177,417
Vapotherm, Inc. (a)	8,810	361,122
Varex Imaging Corp. (a)	17,885	270,958
ViewRay, Inc. (a) (b)	53,715	120,322
Wright Medical Group NV (a)	56,707	1,685,332
Zynex, Inc. (a) (b)	8,075	200,825

		27,967,762

Health Care Providers & Services—2.2%
1Life Healthcare, Inc. (a)	9,581	347,982
Addus HomeCare Corp. (a)	6,214	575,168
AMN Healthcare Services, Inc. (a)	21,692	981,346
BioTelemetry, Inc. (a)	15,132	683,815
Brookdale Senior Living, Inc. (a) (b)	94,666	279,265
Community Health Systems, Inc. (a) (b)	41,228	124,096
Corvel Corp. (a)	4,267	302,488
Covetrus, Inc. (a)	43,405	776,515
Cross Country Healthcare, Inc. (a)	16,495	101,609
Ensign Group, Inc. (The)	22,166	927,647
Hanger, Inc. (a)	17,297	286,438
HealthEquity, Inc. (a) (b)	30,737	1,803,340
Joint Corp. (The) (a)	6,999	106,875
LHC Group, Inc. (a) (b)	13,339	2,325,255
Magellan Health, Inc. (a)	10,450	762,641
MEDNAX, Inc. (a)	37,191	635,966
National Healthcare Corp.	5,246	332,806
National Research Corp.	6,206	361,251
Option Care Health, Inc. (a) (b)	15,212	211,143
Owens & Minor, Inc. (b)	30,958	235,900
Patterson Cos., Inc. (b)	37,980	835,560
Pennant Group Inc. (The) (a)	11,360	256,736
PetIQ, Inc. (a) (b)	9,493	330,736
Progyny, Inc. (a)	12,187	314,546
Providence Service Corp. (The) (a)	5,508	434,636
R1 RCM, Inc. (a)	47,026	524,340
RadNet, Inc. (a)	21,044	333,968
Select Medical Holdings Corp. (a)	47,922	705,891
Surgery Partners, Inc. (a) (b)	11,767	136,144
Tenet Healthcare Corp. (a) (b)	46,560	843,202
Tivity Health, Inc. (a) (b)	22,138	250,824
Triple-S Management Corp. - Class B (a) (b)	9,765	185,730
U.S. Physical Therapy, Inc. (b)	6,387	517,475
Viemed Healthcare, Inc. (a)	17,890	171,744

		18,003,078

Health Care Technology—1.0%
Allscripts Healthcare Solutions, Inc. (a) (b)	77,571	525,156
Computer Programs & Systems, Inc. (b)	5,856	133,458
Evolent Health, Inc. - Class A (a) (b)	31,066	221,190
Health Catalyst, Inc. (a) (b)	14,644	427,166
HealthStream, Inc. (a)	12,016	265,914

Health Care Technology—(Continued)
HMS Holdings Corp. (a)	39,005	1,263,372
iCAD, Inc. (a)	10,383	103,726
Inovalon Holdings, Inc. - Class A (a) (b)	32,763	631,015
Inspire Medical Systems, Inc. (a) (b)	11,608	1,010,128
NextGen Healthcare, Inc. (a)	24,814	272,458
Omnicell, Inc. (a) (b)	18,777	1,326,032
Phreesia, Inc. (a)	12,237	346,062
Schrodinger, Inc. (a) (b)	6,513	596,395
Simulations Plus, Inc. (b)	5,451	326,079
Tabula Rasa HealthCare, Inc. (a) (b)	9,238	505,596
Vocera Communications, Inc. (a)	13,407	284,228

		8,237,975

Hotels, Restaurants & Leisure—2.6%
Accel Entertainment, Inc. (a)	21,630	208,297
BJ’s Restaurants, Inc. (b)	9,083	190,198
Bloomin’ Brands, Inc. (b)	36,722	391,457
Boyd Gaming Corp.	38,316	800,804
Brinker International, Inc. (b)	19,828	475,872
Cheesecake Factory, Inc. (The) (b)	18,905	433,303
Churchill Downs, Inc. (b)	16,699	2,223,472
Chuy’s Holdings, Inc. (a)	8,272	123,087
Cracker Barrel Old Country Store, Inc. (b)	10,275	1,139,600
Dave & Buster’s Entertainment, Inc. (b)	21,500	286,595
Denny’s Corp. (a)	25,229	254,813
Dine Brands Global, Inc. (b)	6,775	285,228
El Pollo Loco Holdings, Inc. (a)	10,879	160,574
Eldorado Resorts, Inc. (a) (b)	37,890	1,517,873
Everi Holdings, Inc. (a)	46,713	241,039
Hilton Grand Vacations, Inc. (a)	37,973	742,372
International Game Technology plc	45,302	403,188
Jack in the Box, Inc.	10,228	757,793
Lindblad Expeditions Holdings, Inc. (a)	13,535	104,490
Marriott Vacations Worldwide Corp.	18,585	1,527,873
Monarch Casino & Resort, Inc. (a) (b)	5,265	179,431
Papa John’s International, Inc. (b)	14,322	1,137,310
Penn National Gaming, Inc. (a) (b)	58,912	1,799,172
Red Rock Resorts, Inc. - Class A	32,000	349,120
Ruth’s Hospitality Group, Inc.	13,490	110,078
Scientific Games Corp. - Class A (a) (b)	24,798	383,377
SeaWorld Entertainment, Inc. (a) (b)	24,632	364,800
Shake Shack, Inc. - Class A (a) (b)	15,623	827,707
Texas Roadhouse, Inc.	28,516	1,499,086
Twin River Worldwide Holdings, Inc. (b)	9,752	217,372
Wingstop, Inc.	13,094	1,819,673

		20,955,054

Household Durables—2.0%
Beazer Homes USA, Inc. (a)	15,116	152,218
Cavco Industries, Inc. (a)	3,896	751,344
Century Communities, Inc. (a) (b)	12,109	371,262
Ethan Allen Interiors, Inc.	12,159	143,841
GoPro, Inc. - Class A (a)	58,738	279,593
Green Brick Partners, Inc. (a)	11,941	141,501
Helen of Troy, Ltd. (a)	11,114	2,095,656
Hooker Furniture Corp.	6,029	117,264

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Installed Building Products, Inc. (a)	10,156	$698,530
iRobot Corp. (a) (b)	12,204	1,023,916
KB Home	37,780	1,159,090
La-Z-Boy, Inc.	21,955	594,102
LGI Homes, Inc. (a) (b)	9,915	872,817
Lovesac Co. (The) (a)	4,517	118,481
M/I Homes, Inc. (a)	11,887	409,388
MDC Holdings, Inc.	22,360	798,252
Meritage Homes Corp. (a) (c)	16,450	1,252,174
Purple Innovation, Inc. (a)	7,177	129,186
Skyline Champion Corp. (a)	22,767	554,149
Sonos, Inc. (a) (b)	36,220	529,899
Taylor Morrison Home Corp. (a) (b)	59,450	1,146,790
TopBuild Corp. (a) (b)	14,392	1,637,378
TRI Pointe Group, Inc. (a)	63,627	934,681
Tupperware Brands Corp.	25,226	119,823
Turtle Beach Corp. (a)	6,636	97,682
Universal Electronics, Inc. (a)	6,028	282,231

		16,411,248

Household Products—0.2%
Central Garden and Pet Co. (Non-Voting Shares) (a)	18,062	610,315
Central Garden and Pet Co. (Voting Shares) (a)	4,446	160,012
WD-40 Co. (b)	5,990	1,187,817

		1,958,144

Independent Power and Renewable Electricity Producers—0.4%
Clearway Energy, Inc. - Class A	16,087	337,345
Clearway Energy, Inc. - Class C	34,605	797,991
Ormat Technologies, Inc. (b)	17,241	1,094,631
Sunnova Energy International, Inc. (a)	17,216	293,877
TerraForm Power, Inc. - Class A	39,014	719,418

		3,243,262

Industrial Conglomerates—0.0%
Raven Industries, Inc.	15,898	341,966

Insurance—2.2%
Ambac Financial Group, Inc. (a)	22,444	321,398
American Equity Investment Life Holding Co.	40,340	996,801
AMERISAFE, Inc.	8,690	531,480
Argo Group International Holdings, Ltd.	14,435	502,771
Benefytt Technologies, Inc. (a) (b)	4,748	97,144
BRP Group, Inc. - Class A (a)	10,025	173,132
Citizens, Inc. (a) (b)	22,172	132,810
CNO Financial Group, Inc. (b)	64,962	1,011,458
eHealth, Inc. (a)	11,336	1,113,649
Employers Holdings, Inc.	15,622	471,003
Enstar Group, Ltd. (a)	5,388	823,125
FBL Financial Group, Inc. - Class A	4,790	171,913
Genworth Financial, Inc. - Class A (a) (b)	246,949	570,452
Goosehead Insurance, Inc. - Class A (a) (b)	5,931	445,774
HCI Group, Inc.	2,670	123,301
Heritage Insurance Holdings, Inc.	11,792	154,357
Horace Mann Educators Corp.	18,329	673,224

Insurance—(Continued)
James River Group Holdings, Ltd.	13,410	603,450
Kinsale Capital Group, Inc. (b)	9,521	1,477,755
MBIA, Inc. (a) (b)	31,645	229,426
National General Holdings Corp.	32,641	705,372
National Western Life Group, Inc. - Class A (b)	1,470	298,689
Palomar Holdings, Inc. (a) (b)	8,685	744,826
ProAssurance Corp.	23,948	346,528
RLI Corp. (b)	17,439	1,431,742
Safety Insurance Group, Inc.	6,578	501,638
Selective Insurance Group, Inc.	27,172	1,433,051
State Auto Financial Corp.	7,940	141,729
Stewart Information Services Corp.	10,993	357,383
Third Point Reinsurance, Ltd. (a)	34,789	261,265
Trupanion, Inc. (a) (b)	13,011	555,440
United Fire Group, Inc.	9,677	268,150
Universal Insurance Holdings, Inc. (b)	13,371	237,335
Watford Holdings, Ltd. (a)	7,177	119,784

		18,027,355

Interactive Media & Services—0.4%
Cargurus, Inc. (a) (b)	38,126	966,494
Cars.com, Inc. (a) (b)	29,503	169,937
Eventbrite, Inc. - Class A (a)	29,076	249,181
EverQuote, Inc. - Class A (a) (b)	6,305	366,699
Meet Group, Inc. (The) (a) (b)	30,234	188,660
QuinStreet, Inc. (a)	25,601	267,786
TrueCar, Inc. (a)	42,606	109,924
Yelp, Inc. (a) (b)	30,104	696,306

		3,014,987

Internet & Direct Marketing Retail—0.6%
1-800-Flowers.com, Inc. - Class A (a) (b)	13,330	266,867
Groupon, Inc. (a) (b)	9,992	181,055
Overstock.com, Inc. (a) (b)	18,182	516,914
PetMed Express, Inc.	9,436	336,299
Quotient Technology, Inc. (a)	39,784	291,219
RealReal, Inc. (The) (a) (b)	28,385	363,044
Rubicon Project, Inc. (The) (a) (b)	44,834	299,043
Shutterstock, Inc.	9,230	322,773
Stamps.com, Inc. (a)	7,304	1,341,672
Stitch Fix, Inc. - Class A (a) (b)	25,252	629,785

		4,548,671

IT Services—2.0%
Brightcove, Inc. (a)	17,189	135,449
Cardtronics plc - Class A (a) (b)	18,762	449,913
Cass Information Systems, Inc. (b)	8,084	315,519
Conduent, Inc. (a)	79,131	189,123
CSG Systems International, Inc. (b)	15,105	625,196
Endurance International Group Holdings, Inc. (a)	33,815	136,274
EVERTEC, Inc.	26,041	731,752
Evo Payments, Inc. - Class A (a) (b)	17,582	401,397
ExlService Holdings, Inc. (a)	14,606	926,020
GreenSky, Inc. - Class A (a)	32,881	161,117
GTT Communications, Inc. (a) (b)	13,560	110,650

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Hackett Group, Inc. (The) (b)	11,151	$150,985
I3 Verticals, Inc. - Class A (a)	7,082	214,231
KBR, Inc.	62,037	1,398,934
Limelight Networks, Inc. (a)	49,777	366,359
LiveRamp Holdings, Inc. (a) (b)	28,264	1,200,372
ManTech International Corp. - Class A	11,606	794,895
MAXIMUS, Inc.	27,526	1,939,207
MoneyGram International, Inc. (a)	33,696	108,164
NIC, Inc.	29,109	668,343
Paysign, Inc. (a)	15,230	147,883
Perficient, Inc. (a) (b)	15,980	571,764
Perspecta, Inc.	60,466	1,404,625
Repay Holdings Corp. (a)	17,119	421,641
Sykes Enterprises, Inc. (a) (b)	18,321	506,759
TTEC Holdings, Inc.	7,611	354,368
Tucows, Inc. - Class A (a) (b)	4,376	250,832
Unisys Corp. (a) (b)	28,084	306,396
Verra Mobility Corp. (a) (b)	59,741	614,138
Virtusa Corp. (a)	12,986	421,655

		16,023,961

Leisure Products—0.7%
Acushnet Holdings Corp. (b)	14,893	518,127
Callaway Golf Co.	43,200	756,432
Clarus Corp.	10,396	120,386
Johnson Outdoors, Inc. - Class A	2,524	229,735
Malibu Boats, Inc. - Class A (a) (b)	8,768	455,498
MasterCraft Boat Holdings, Inc. (a) (b)	9,656	183,947
Nautilus, Inc. (a)	14,931	138,410
Smith & Wesson Brands, Inc. (a) (b)	25,637	551,708
Sturm Ruger & Co., Inc. (b)	7,553	574,028
Vista Outdoor, Inc. (a)	27,041	390,742
YETI Holdings, Inc. (a) (b)	32,734	1,398,724

		5,317,737

Life Sciences Tools & Services—0.6%
Codexis, Inc. (a) (b)	24,613	280,588
Fluidigm Corp. (a)	35,855	143,779
Luminex Corp. (b)	18,901	614,850
Medpace Holdings, Inc. (a)	12,571	1,169,354
NanoString Technologies, Inc. (a) (b)	17,055	500,564
NeoGenomics, Inc. (a)	45,775	1,418,109
Pacific Biosciences of California, Inc. (a) (b)	65,353	225,468
Personalis, Inc. (a)	9,566	124,071
Quanterix Corp. (a) (b)	7,872	215,614

		4,692,397

Machinery—3.5%
Alamo Group, Inc.	4,312	442,584
Albany International Corp. - Class A	13,340	783,191
Altra Industrial Motion Corp.	28,671	913,458
Astec Industries, Inc. (b)	10,105	467,963
Barnes Group, Inc.	20,566	813,591
Blue Bird Corp. (a)	5,751	86,208
Chart Industries, Inc. (a) (b)	15,776	764,978

Machinery—(Continued)
CIRCOR International, Inc. (a)	8,858	225,702
Columbus McKinnon Corp.	10,074	336,975
Douglas Dynamics, Inc.	9,877	346,880
Energy Recovery, Inc. (a) (b)	17,996	136,680
Enerpac Tool Group Corp.	24,465	430,584
EnPro Industries, Inc.	9,247	455,785
ESCO Technologies, Inc. (b)	11,943	1,009,542
Evoqua Water Technologies Corp. (a)	38,194	710,408
Federal Signal Corp.	26,592	790,580
Franklin Electric Co., Inc.	20,106	1,055,967
Gorman-Rupp Co. (The) (b)	7,300	226,884
Greenbrier Cos., Inc. (The) (b)	14,568	331,422
Helios Technologies, Inc. (b)	12,428	462,943
Hillenbrand, Inc.	34,745	940,547
Hyster-Yale Materials Handling, Inc.	4,976	192,372
John Bean Technologies Corp. (b)	13,566	1,166,947
Kadant, Inc. (b)	5,136	511,854
Kennametal, Inc. (b)	36,506	1,048,087
Lindsay Corp. (b)	4,595	423,705
Luxfer Holdings plc	16,801	237,734
Lydall, Inc. (a)	8,394	113,823
Manitowoc Co., Inc. (The) (a)	15,849	172,437
Meritor, Inc. (a)	31,866	630,947
Miller Industries, Inc.	5,680	169,094
Mueller Industries, Inc.	24,779	658,626
Mueller Water Products, Inc. - Class A	67,872	640,033
Navistar International Corp. (a) (b)	21,262	599,588
Omega Flex, Inc. (b)	1,378	145,792
Proto Labs, Inc. (a) (b)	11,672	1,312,750
RBC Bearings, Inc. (a)	11,153	1,494,948
Rexnord Corp.	46,202	1,346,788
Shyft Group, Inc. (The)	16,327	274,947
SPX Corp. (a)	19,606	806,787
SPX FLOW, Inc. (a) (b)	19,717	738,205
Standex International Corp.	5,879	338,336
Tennant Co. (b)	8,362	543,614
Terex Corp. (b)	32,759	614,886
TriMas Corp. (a)	19,031	455,792
Wabash National Corp. (b)	29,260	310,741
Watts Water Technologies, Inc. - Class A	12,012	972,972
Welbilt, Inc. (a) (b)	57,920	352,733

		28,007,410

Marine—0.1%
Costamare, Inc.	19,016	105,729
Matson, Inc. (b)	19,029	553,744

		659,473

Media—0.7%
AMC Networks, Inc. - Class A (a)	17,597	411,594
Cardlytics, Inc. (a) (b)	11,509	805,400
Central European Media Enterprises, Ltd. - Class A (a)	43,273	153,186
Daily Journal Corp. (a) (b)	598	161,460
EW Scripps Co. (The) - Class A (b)	25,176	220,290
Gannett Co., Inc.	68,596	94,662
Gray Television, Inc. (a)	41,101	573,359

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
iHeartMedia, Inc. - Class A (a)	29,273	$244,430
Loral Space & Communications, Inc. (b)	6,669	130,179
Meredith Corp.	17,831	259,441
MSG Networks, Inc. - Class A (a) (b)	19,156	190,602
Scholastic Corp.	13,390	400,897
Sinclair Broadcast Group, Inc. - Class A	23,593	435,527
TechTarget, Inc. (a) (b)	9,817	294,805
TEGNA, Inc.	95,181	1,060,316
WideOpenWest, Inc. (a)	25,190	132,751

		5,568,899

Metals & Mining—1.4%
Alcoa Corp. (a)	82,741	930,009
Allegheny Technologies, Inc. (a)	56,239	573,075
Arconic Corp. (a)	44,211	615,859
Carpenter Technology Corp.	20,845	506,117
Century Aluminum Co. (a)	22,819	162,699
Cleveland-Cliffs, Inc. (b)	183,122	1,010,833
Coeur Mining, Inc. (a) (b)	115,698	587,746
Commercial Metals Co. (b)	52,508	1,071,163
Compass Minerals International, Inc. (b)	14,919	727,301
Ferroglobe Representation & Warranty Insurance Trust (d) (e)	31,634	0
Gold Resource Corp. (b)	28,915	118,841
Haynes International, Inc.	6,653	155,414
Hecla Mining Co.	227,546	744,075
Kaiser Aluminum Corp. (b)	7,148	526,236
Materion Corp.	8,965	551,258
Novagold Resources, Inc. (a)	110,365	1,013,151
Schnitzer Steel Industries, Inc. - Class A	10,351	182,592
SunCoke Energy, Inc.	42,209	124,939
United States Steel Corp.	97,207	701,834
Warrior Met Coal, Inc. (b)	23,723	365,097
Worthington Industries, Inc.	17,089	637,420

		11,305,659

Mortgage Real Estate Investment Trusts—1.3%
Apollo Commercial Real Estate Finance, Inc. (b)	67,902	666,119
Arbor Realty Trust, Inc.	47,196	436,091
Ares Commercial Real Estate Corp.	21,484	195,934
ARMOUR Residential REIT, Inc.	27,134	254,788
Blackstone Mortgage Trust, Inc. - Class A	60,049	1,446,580
Broadmark Realty Capital, Inc.	59,168	560,321
Capstead Mortgage Corp.	42,582	233,775
Chimera Investment Corp.	85,919	825,682
Colony Credit Real Estate, Inc. (b)	37,213	261,235
Dynex Capital, Inc. (b)	9,188	131,388
Ellington Financial, Inc. (b)	18,985	223,643
Granite Point Mortgage Trust, Inc. (b)	22,671	162,778
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	31,612	899,677
Invesco Mortgage Capital, Inc. (b)	77,631	290,340
KKR Real Estate Finance Trust, Inc. (b)	15,022	249,065
Ladder Capital Corp.	46,377	375,654
MFA Financial, Inc.	206,855	515,069
New York Mortgage Trust, Inc. (b)	165,074	430,843
Orchid Island Capital, Inc. (b)	32,743	154,220
PennyMac Mortgage Investment Trust (b)	43,204	757,366

Mortgage Real Estate Investment Trusts—(Continued)
Ready Capital Corp.	15,624	135,773
Redwood Trust, Inc. (b)	60,688	424,816
TPG RE Finance Trust, Inc.	28,755	247,293
Two Harbors Investment Corp.	123,704	623,468

		10,501,918

Multi-Utilities—0.5%
Avista Corp.	31,278	1,138,206
Black Hills Corp.	27,692	1,569,029
NorthWestern Corp.	21,973	1,197,968
Unitil Corp. (b)	7,722	346,100

		4,251,303

Multiline Retail—0.2%
Big Lots, Inc. (b)	17,050	716,100
Macy’s, Inc.	138,803	954,965

		1,671,065

Oil, Gas & Consumable Fuels—1.4%
Antero Resources Corp. (a)	113,611	288,572
Arch Resources, Inc.	7,165	203,558
Berry Corp.	34,061	164,515
Bonanza Creek Energy, Inc. (a)	9,142	135,484
Brigham Minerals, Inc. - Class A	15,907	196,451
Clean Energy Fuels Corp. (a)	71,652	159,067
CNX Resources Corp. (a) (b)	89,020	770,023
Contango Oil & Gas Co. (a)	45,497	104,188
CVR Energy, Inc. (b)	13,526	272,008
Delek U.S. Holdings, Inc. (b)	33,286	579,509
DHT Holdings, Inc.	48,147	246,994
Diamond S Shipping, Inc. (a)	12,429	99,308
Dorian LPG, Ltd. (a)	13,589	105,179
Frontline, Ltd.	53,437	372,990
Golar LNG, Ltd. (a) (b)	43,127	312,239
Green Plains, Inc. (a)	17,956	183,421
International Seaways, Inc.	11,332	185,165
Kosmos Energy, Ltd.	186,480	309,557
Magnolia Oil & Gas Corp. - Class A (a) (b)	58,158	352,437
Matador Resources Co. (a) (b)	50,198	426,683
Nordic American Tankers, Ltd. (b)	62,163	252,382
Ovintiv, Inc.	117,276	1,119,986
Par Pacific holdings, Inc. (a)	16,282	146,375
PBF Energy, Inc. - Class A	44,028	450,847
PDC Energy, Inc. (a) (b)	44,039	547,845
Peabody Energy Corp.	30,193	86,956
Range Resources Corp.	96,973	545,958
Renewable Energy Group, Inc. (a) (b)	16,294	403,765
REX American Resources Corp. (a)	2,989	207,347
Scorpio Tankers, Inc.	23,411	299,895
SFL Corp., Ltd. (b)	47,487	441,154
SM Energy Co. (b)	51,354	192,578
Southwestern Energy Co. (a) (b)	248,862	637,087
W&T Offshore, Inc. (a) (b)	44,133	100,623
World Fuel Services Corp.	27,658	712,470

		11,612,616

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.5%
Boise Cascade Co.	17,091	$642,792
Clearwater Paper Corp. (a) (b)	7,836	283,115
Domtar Corp.	24,562	518,504
Louisiana-Pacific Corp.	49,064	1,258,492
Neenah, Inc.	7,745	383,068
P H Glatfelter Co.	21,278	341,512
Schweitzer-Mauduit International, Inc. (b)	13,580	453,708
Verso Corp. - Class A (b)	16,813	201,083

		4,082,274

Personal Products—0.4%
BellRing Brands, Inc. - Class A (a)	17,433	347,614
Edgewell Personal Care Co. (a)	24,284	756,689
elf Beauty, Inc. (a) (b)	12,689	241,979
Inter Parfums, Inc.	8,191	394,397
Medifast, Inc. (b)	5,370	745,195
USANA Health Sciences, Inc. (a)	5,595	410,841

		2,896,715

Pharmaceuticals—2.1%
Aerie Pharmaceuticals, Inc. (a)	19,440	286,934
Agile Therapeutics, Inc. (a)	35,631	99,054
AMAG Pharmaceuticals, Inc. (a) (b)	16,034	122,660
Amneal Pharmaceuticals, Inc. (a) (b)	55,273	263,100
Amphastar Pharmaceuticals, Inc. (a) (b)	18,205	408,884
ANI Pharmaceuticals, Inc. (a) (b)	3,945	127,581
Arvinas, Inc. (a) (b)	13,286	445,613
Axsome Therapeutics, Inc. (a) (b)	12,312	1,013,031
BioDelivery Sciences International, Inc. (a) (b)	39,589	172,608
Cara Therapeutics, Inc. (a)	18,209	311,374
Chiasma, Inc. (a)	18,705	100,633
Collegium Pharmaceutical, Inc. (a) (b)	14,032	245,560
Corcept Therapeutics, Inc. (a) (b)	43,446	730,762
Cymabay Therapeutics, Inc. (a)	34,861	121,665
Durect Corp. (a)	92,725	215,122
Endo International plc (a)	96,815	332,076
Fulcrum Therapeutics, Inc. (a)	6,267	114,623
Innoviva, Inc. (a) (b)	33,334	466,009
Intersect ENT, Inc. (a) (b)	13,971	189,167
Intra-Cellular Therapies, Inc. (a) (b)	26,466	679,382
Kala Pharmaceuticals, Inc. (a) (b)	18,789	197,472
Lannett Co., Inc. (a) (b)	15,440	112,094
Liquidia Technologies, Inc. (a)	10,446	87,955
Mallinckrodt plc (a) (b)	39,950	107,066
Marinus Pharmaceuticals, Inc. (a)	43,614	110,780
Menlo Therapeutics, Inc. (a)	55,700	96,361
MyoKardia, Inc. (a)	21,842	2,110,374
NGM Biopharmaceuticals, Inc. (a)	11,665	230,267
Ocular Therapeutix, Inc. (a) (b)	20,989	174,838
Odonate Therapeutics, Inc. (a)	5,941	251,542
Omeros Corp. (a) (b)	26,984	397,205
Optinose, Inc. (a)	16,044	119,367
Pacira BioSciences, Inc. (a)	18,507	971,062
Paratek Pharmaceuticals, Inc. (a)	21,473	112,089
Phathom Pharmaceuticals, Inc. (a)	5,088	167,446
Phibro Animal Health Corp. - Class A	9,993	262,516

Pharmaceuticals—(Continued)
Prestige Consumer Healthcare, Inc. (a)	22,061	828,611
Provention Bio, Inc. (a)	19,627	276,937
Relmada Therapeutics, Inc. (a)	6,754	302,242
Revance Therapeutics, Inc. (a) (b)	25,433	621,074
Satsuma Pharmaceuticals, Inc. (a)	4,565	131,289
SIGA Technologies, Inc. (a)	22,951	135,640
Supernus Pharmaceuticals, Inc. (a)	22,494	534,233
TherapeuticsMD, Inc. (a) (b)	105,027	131,284
Theravance Biopharma, Inc. (a) (b)	21,254	446,122
Tricida, Inc. (a) (b)	12,989	356,938
WAVE Life Sciences, Ltd. (a) (b)	10,858	113,032
Zogenix, Inc. (a)	24,868	671,685

		16,503,359

Professional Services—1.3%
ASGN, Inc. (a)	22,539	1,502,900
Barrett Business Services, Inc.	3,358	178,411
CBIZ, Inc. (a)	22,559	540,739
CRA International, Inc.	5,090	201,055
Exponent, Inc.	22,415	1,814,046
Forrester Research, Inc. (a) (b)	4,738	151,806
Franklin Covey Co. (a)	4,809	102,913
Heidrick & Struggles International, Inc.	10,726	231,896
Huron Consulting Group, Inc. (a)	10,356	458,253
ICF International, Inc.	8,158	528,883
Insperity, Inc.	16,031	1,037,687
Kelly Services, Inc. - Class A	14,944	236,339
Kforce, Inc.	9,613	281,180
Korn Ferry	24,155	742,283
Resources Connection, Inc.	12,083	144,633
TriNet Group, Inc. (a) (b)	19,326	1,177,726
TrueBlue, Inc. (a)	15,422	235,494
Upwork, Inc. (a)	41,283	596,127
Willdan Group, Inc. (a) (b)	4,570	114,296

		10,276,667

Real Estate Management & Development—0.7%
Cushman & Wakefield plc (a) (b)	48,568	605,157
eXp World Holdings, Inc. (a) (b)	10,307	175,734
Forestar Group, Inc. (a)	11,875	179,075
FRP Holdings, Inc. (a)	3,389	137,526
Kennedy-Wilson Holdings, Inc. (b)	57,574	876,276
Marcus & Millichap, Inc. (a)	11,962	345,223
Newmark Group, Inc. - Class A	64,506	313,499
RE/MAX Holdings, Inc. - Class A (b)	8,877	279,004
Realogy Holdings Corp. (b)	53,362	395,413
Redfin Corp. (a) (b)	42,391	1,776,607
RMR Group, Inc. (The) - Class A	7,008	206,526
St. Joe Co. (The) (a) (b)	17,846	346,569
Tejon Ranch Co. (a)	9,079	130,738

		5,767,347

Road & Rail—0.5%
ArcBest Corp.	10,451	277,056
Avis Budget Group, Inc. (a) (b)	26,515	606,928

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Heartland Express, Inc.	23,058	$480,068
Marten Transport, Ltd.	19,541	491,651
Saia, Inc. (a) (b)	12,060	1,340,831
Werner Enterprises, Inc.	26,920	1,171,828

		4,368,362

Semiconductors & Semiconductor Equipment—2.7%
Advanced Energy Industries, Inc. (a)	17,268	1,170,598
Alpha & Omega Semiconductor, Ltd. (a)	9,268	100,836
Ambarella, Inc. (a)	15,846	725,747
Amkor Technology, Inc. (a)	42,920	528,345
Axcelis Technologies, Inc. (a)	13,934	388,062
Brooks Automation, Inc. (b)	31,319	1,385,552
Cabot Microelectronics Corp.	12,847	1,792,670
Ceva, Inc. (a)	10,183	381,048
Cohu, Inc. (b)	17,431	302,253
CyberOptics Corp. (a)	3,390	109,192
Diodes, Inc. (a) (b)	18,315	928,570
DSP Group, Inc. (a)	10,337	164,152
FormFactor, Inc. (a) (c)	33,678	987,776
Ichor Holdings, Ltd. (a)	10,143	269,601
Impinj, Inc. (a) (b)	7,512	206,355
Lattice Semiconductor Corp. (a)	59,044	1,676,259
MACOM Technology Solutions Holdings, Inc. (a)	20,841	715,888
MaxLinear, Inc. (a)	29,165	625,881
NeoPhotonics Corp. (a)	27,870	247,486
NVE Corp.	3,063	189,385
Onto Innovation, Inc. (a)	20,367	693,293
PDF Solutions, Inc. (a)	12,971	253,713
Photronics, Inc. (a)	30,362	337,929
Power Integrations, Inc. (b)	12,949	1,529,665
Rambus, Inc. (a)	49,965	759,468
Semtech Corp. (a) (b)	28,485	1,487,487
Silicon Laboratories, Inc. (a)	19,002	1,905,330
SiTime Corp. (a)	2,453	116,297
SMART Global Holdings, Inc. (a) (b)	6,037	164,086
SunPower Corp. (a) (b)	31,453	240,930
Synaptics, Inc. (a) (b)	14,825	891,279
Ultra Clean Holdings, Inc. (a) (b)	16,793	380,026
Veeco Instruments, Inc. (a) (b)	22,250	300,152

		21,955,311

Software—5.4%
8x8, Inc. (a)	45,228	723,648
A10 Networks, Inc. (a)	28,636	195,011
ACI Worldwide, Inc. (a)	49,763	1,343,103
Agilysys, Inc. (a) (b)	9,228	165,550
Alarm.com Holdings, Inc. (a) (b)	19,924	1,291,274
Altair Engineering, Inc. - Class A (a) (b)	18,603	739,469
American Software, Inc. - Class A	12,761	201,113
Appfolio, Inc. - Class A (a) (b)	6,877	1,118,957
Appian Corp. (a) (b)	14,675	752,094
Avaya Holdings Corp. (a) (b)	39,462	487,750
Benefitfocus, Inc. (a)	11,793	126,893
Blackbaud, Inc. (b)	21,755	1,241,775
Blackline, Inc. (a)	22,017	1,825,429

Software—(Continued)
Bottomline Technologies de, Inc. (a)	20,087	1,019,817
Box, Inc. - Class A (a)	63,715	1,322,723
Cerence, Inc. (a)	16,308	666,019
ChannelAdvisor Corp. (a)	16,397	259,729
Cloudera, Inc. (a)	90,215	1,147,535
CommVault Systems, Inc. (a)	19,812	766,724
Cornerstone OnDemand, Inc. (a)	26,741	1,031,133
Digimarc Corp. (a)	5,448	87,114
Digital Turbine, Inc. (a) (b)	36,179	454,770
Domo, Inc. - Class B (a) (b)	11,491	369,665
Ebix, Inc. (b)	10,806	241,622
eGain Corp. (a)	10,272	114,122
Envestnet, Inc. (a) (b)	23,310	1,714,217
ForeScout Technologies, Inc. (a)	21,508	455,970
Intelligent Systems Corp. (a) (b)	3,124	106,466
j2 Global, Inc. (a) (b)	20,378	1,288,093
LivePerson, Inc. (a) (b)	27,176	1,125,902
MicroStrategy, Inc. - Class A (a)	3,569	422,177
Mimecast, Ltd. (a)	24,879	1,036,459
Mitek Systems, Inc. (a)	23,845	229,150
MobileIron, Inc. (a) (b)	43,290	213,420
Model N, Inc. (a)	14,843	515,943
OneSpan, Inc. (a)	15,031	419,816
Ping Identity Holding Corp. (a)	8,708	279,440
Progress Software Corp.	19,846	769,033
PROS Holdings, Inc. (a)	17,377	772,060
Q2 Holdings, Inc. (a) (b)	21,763	1,867,048
QAD, Inc. - Class A	4,798	198,061
Qualys, Inc. (a)	14,957	1,555,827
Rapid7, Inc. (a) (b)	23,076	1,177,338
Rosetta Stone, Inc. (a)	9,843	165,953
SailPoint Technologies Holding, Inc. (a) (b)	38,299	1,013,775
Sapiens International Corp. NV	12,263	343,119
ShotSpotter, Inc. (a) (b)	3,623	91,300
Sprout Social, Inc. - Class A (a)	3,903	105,381
SPS Commerce, Inc. (a)	15,132	1,136,716
SVMK, Inc. (a)	52,483	1,235,450
Tenable Holdings, Inc. (a)	26,932	802,843
Upland Software, Inc. (a) (b)	10,139	352,432
Varonis Systems, Inc. (a)	13,721	1,214,034
Verint Systems, Inc. (a)	28,718	1,297,479
Veritone, Inc. (a)	10,655	158,333
VirnetX Holding Corp. (b)	26,846	174,499
Workiva, Inc. (a) (b)	16,962	907,297
Xperi Holding Corp.	46,947	692,938
Yext, Inc. (a) (b)	44,787	743,912
Zix Corp. (a) (b)	24,370	168,153
Zuora, Inc. - Class A (a)	42,713	544,591

		42,987,664

Specialty Retail—2.3%
Aaron’s, Inc.	30,951	1,405,175
Abercrombie & Fitch Co. - Class A (b)	28,497	303,208
America’s Car-Mart, Inc. (a) (b)	2,826	248,321
American Eagle Outfitters, Inc. (b)	67,306	733,635
Asbury Automotive Group, Inc. (a) (b)	8,467	654,753

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
At Home Group, Inc. (a)	23,363	$151,626
Bed Bath & Beyond, Inc. (b)	55,063	583,668
Boot Barn Holdings, Inc. (a) (b)	12,612	271,915
Buckle, Inc. (The)	14,188	222,468
Caleres, Inc. (b)	17,181	143,290
Camping World Holdings, Inc. - Class A	16,207	440,182
Children’s Place, Inc. (The) (b)	7,101	265,719
Designer Brands, Inc. - Class A (b)	26,445	179,033
GameStop Corp. - Class A (a) (b)	26,071	113,148
Genesco, Inc. (a) (b)	6,357	137,693
Group 1 Automotive, Inc.	7,911	521,889
GrowGeneration Corp. (a)	16,935	115,835
Guess?, Inc. (b)	20,227	195,595
Haverty Furniture Cos., Inc. (b)	10,391	166,256
Hibbett Sports, Inc. (a) (b)	6,677	139,816
Lithia Motors, Inc. - Class A (b)	9,807	1,484,093
Lumber Liquidators Holdings, Inc. (a) (b)	14,844	205,738
MarineMax, Inc. (a)	8,159	182,680
Michaels Cos., Inc. (The) (a) (b)	40,088	283,422
Monro, Inc. (b)	14,571	800,531
Murphy USA, Inc. (a)	12,473	1,404,335
National Vision Holdings, Inc. (a) (b)	34,470	1,052,024
Office Depot, Inc. (b)	235,223	552,774
Rent-A-Center, Inc. (b)	21,277	591,926
RH (a) (b)	7,214	1,795,565
Sally Beauty Holdings, Inc. (a) (b)	51,047	639,619
Shoe Carnival, Inc. (b)	4,114	120,417
Signet Jewelers, Ltd. (b)	22,572	231,814
Sleep Number Corp. (a) (b)	11,987	499,139
Sonic Automotive, Inc. - Class A (b)	11,320	361,221
Sportsman’s Warehouse Holdings, Inc. (a) (b)	20,038	285,541
Urban Outfitters, Inc. (a)	31,169	474,392
Winmark Corp.	1,140	195,214
Zumiez, Inc. (a)	9,084	248,720

		18,402,390

Technology Hardware, Storage & Peripherals—0.2%
3D Systems Corp. (a) (b)	50,283	351,478
Avid Technology, Inc. (a) (b)	13,287	96,596
Diebold Nixdorf, Inc. (a) (b)	35,435	214,736
Super Micro Computer, Inc. (a)	19,768	561,214

		1,224,024

Textiles, Apparel & Luxury Goods—0.8%
Crocs, Inc. (a) (c)	30,418	1,119,991
Deckers Outdoor Corp. (a)	12,202	2,396,351
Fossil Group, Inc. (a)	20,656	96,050
G-III Apparel Group, Ltd. (a) (b)	20,478	272,153
Kontoor Brands, Inc.	23,462	417,858
Oxford Industries, Inc. (b)	7,657	336,985
Steven Madden, Ltd.	38,596	952,935
Wolverine World Wide, Inc.	35,119	836,183

		6,428,506

Thrifts & Mortgage Finance—1.6%
Axos Financial, Inc. (a) (b)	26,097	576,222
Bridgewater Bancshares, Inc. (a)	11,530	118,183
Capitol Federal Financial, Inc.	58,388	642,852
Columbia Financial, Inc. (a)	24,437	341,018
Essent Group, Ltd.	48,795	1,769,795
Federal Agricultural Mortgage Corp. - Class C	4,263	272,875
Flagstar Bancorp, Inc.	18,083	532,183
Hingham Institution for Savings (The)	716	120,130
Home Bancorp, Inc.	3,086	82,551
HomeStreet, Inc.	12,061	296,821
Kearny Financial Corp.	34,811	284,754
Meridian Bancorp, Inc.	23,292	270,187
Meta Financial Group, Inc.	18,176	330,258
Mr Cooper Group, Inc. (a)	33,464	416,292
NMI Holdings, Inc. - Class A (a)	30,510	490,601
Northfield Bancorp, Inc.	19,366	223,096
Northwest Bancshares, Inc.	52,239	534,144
PennyMac Financial Services, Inc.	20,780	868,396
Premier Financial Corp.	15,929	281,465
Provident Financial Services, Inc.	27,899	403,141
Radian Group, Inc.	84,953	1,317,621
TrustCo Bank Corp.	42,750	270,607
Walker & Dunlop, Inc. (b)	12,545	637,411
Washington Federal, Inc.	34,027	913,285
Waterstone Financial, Inc.	10,900	161,647
WSFS Financial Corp.	24,023	689,460

		12,844,995

Tobacco—0.1%
Turning Point Brands, Inc.	4,174	103,975
Universal Corp.	11,116	472,541
Vector Group, Ltd.	60,303	606,648

		1,183,164

Trading Companies & Distributors—1.3%
Applied Industrial Technologies, Inc. (b)	17,086	1,065,996
Beacon Roofing Supply, Inc. (a) (b)	23,275	613,762
BMC Stock Holdings, Inc. (a)	31,130	782,608
CAI International, Inc. (a)	8,107	135,063
DXP Enterprises, Inc. (a)	6,978	138,932
Foundation Building Materials, Inc. (a)	12,558	196,030
GATX Corp. (b)	15,087	920,005
GMS, Inc. (a)	17,347	426,563
H&E Equipment Services, Inc.	15,412	284,814
Herc Holdings, Inc. (a)	11,071	340,212
MRC Global, Inc. (a) (b)	33,085	195,532
NOW, Inc. (a)	51,271	442,469
Rush Enterprises, Inc. - Class A	12,014	498,100
SiteOne Landscape Supply, Inc. (a) (b)	18,375	2,094,199
Systemax, Inc.	5,954	122,295
Textainer Group Holdings, Ltd. (a) (b)	23,378	191,232
Triton International, Ltd. (b)	22,894	692,315
Veritiv Corp. (a)	6,450	109,392
WESCO International, Inc. (a)	21,795	765,222

		10,014,741

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—0.5%
American States Water Co. (b)	15,906	$1,250,689
Artesian Resources Corp. - Class A	3,766	136,668
Cadiz, Inc. (a)	10,084	102,453
California Water Service Group	20,902	997,025
Consolidated Water Co., Ltd.	6,871	99,149
Middlesex Water Co.	7,497	503,649
SJW Group	11,504	714,513
York Water Co. (The) (b)	6,906	331,212

		4,135,358

Wireless Telecommunication Services—0.2%
Boingo Wireless, Inc. (a)	20,091	267,612
Shenandoah Telecommunications Co.	21,284	1,049,088

		1,316,700

Total Common Stocks (Cost $644,205,157)		773,614,700

Mutual Fund—2.4%

Investment Company Securities—2.4%
iShares Russell 2000 Index Fund (b) (Cost $16,917,607)	135,400	19,386,572

Preferred Stock—0.0%

Trading Companies & Distributors—0.0%
WESCO International, Inc., 10.625% (b) (Cost $209,398)	8,376	222,130

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e) (Cost $280)	4,660	37,093

Short-Term Investments—1.5%

U.S. Treasury—1.5%
U.S. Treasury Bills
0.093%, 07/16/20 (f)	7,875,000	7,874,627
0.131%, 09/24/20 (f)	4,525,000	4,523,611

Total Short-Term Investments (Cost $12,398,292)		12,398,238

Securities Lending Reinvestments (g)—29.4%

Certificates of Deposit—11.5%
Agricultural Bank of China
0.520%, 09/01/20	4,000,000	4,000,404
0.700%, 08/06/20	3,000,000	3,000,732

Certificates of Deposit—(Continued)
Banco del Estado de Chile 1.482%, 3M LIBOR + 0.130%, 07/08/20 (h)	1,000,000	1,000,193
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (h)	2,000,000	1,999,714
0.330%, SOFR + 0.250%, 07/10/20 (h)	2,000,000	2,000,676
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (h)	3,000,000	3,000,369
Bank of Nova Scotia 0.395%, 1M LIBOR + 0.220%, 01/08/21 (h)	2,000,000	2,000,090
Barclays Bank plc 0.420%, 08/13/20	6,000,000	6,000,660
China Construction Bank Corp. 0.550%, 08/25/20	3,000,000	3,000,177
Credit Industriel et Commercial
Zero Coupon, 09/01/20	1,997,018	1,998,880
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (h)	1,000,000	1,000,122
Credit Suisse AG
0.540%, SOFR + 0.460%, 11/03/20 (h)	3,000,000	3,001,470
0.560%, SOFR + 0.480%, 10/06/20 (h)	3,000,000	3,001,470
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (h)	5,000,000	5,000,725
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (h)	1,500,000	1,496,271
0.300%, SOFR + 0.210%, 02/22/21 (h)	1,500,000	1,496,370
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	3,996,119	3,998,520
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 09/09/20	3,996,323	3,997,440
0.410%, 09/21/20	5,000,000	5,000,650
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (h)	4,000,000	4,000,192
MUFG Bank Ltd. 1.790%, 07/17/20	2,000,000	2,001,520
National Australia Bank, Ltd. 1.790%, 07/14/20	3,000,000	3,001,860
NatWest Bank plc 0.310%, 09/04/20	4,000,000	3,999,920
Rabobank International London
0.387%, 1M LIBOR + 0.210%, 01/08/21 (h)	1,000,000	997,490
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (h)	1,000,266	999,825
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	4,987,001	4,992,600
0.398%, 1M LIBOR + 0.220%, 08/03/20 (h)	2,000,108	2,000,208
Sumitomo Mitsui Trust Bank, Ltd. 0.381%, 3M LIBOR + 0.070%, 12/02/20 (h)	3,000,000	2,999,649
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (h)	3,000,000	3,000,306
Toronto-Dominion Bank
0.430%, FEDEFF PRV + 0.350%, 07/31/20 (h)	2,000,000	2,000,154
0.450%, FEDEFF PRV + 0.370%, 09/08/20 (h)	1,000,164	1,000,175
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (h)	5,000,000	5,000,000

		91,988,832

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.3%
Bank of China, Ltd. 0.550%, 08/19/20	3,994,500	$3,997,452
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (h)	6,000,000	6,000,000

		9,997,452

Repurchase Agreements—4.8%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $1,000,418; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $7,633,966.	7,000,000	7,000,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $3,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $3,060,001.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $1,700,005; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $1,734,001.	1,700,000	1,700,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $700,004; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $714,004.	700,000	700,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $1,200,011; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $1,333,444.	1,200,000	1,200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $5,549,142; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $5,660,117.	5,549,134	5,549,134
National Bank of Canada
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $7,300,043; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $8,074,594	7,300,000	7,300,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $800,005; collateralized by various Common Stock with an aggregate market value of $889,035.	800,000	800,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $2,800,142; collateralized by various Common Stock with an aggregate market value of $3,111,737.	2,800,000	2,800,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,600,009; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $1,777,948.	1,600,000	1,600,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $6,000,280; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $6,667,306.	6,000,000	6,000,000

		38,649,134

Time Deposits—0.5%
DBS Bank, Ltd. 0.420%, 08/11/20	2,000,000	2,000,000
Skandi NY 0.060%, 07/01/20	2,000,000	2,000,000

		4,000,000

Mutual Funds—11.3%
BlackRock Liquidity Funds, Institutional Shares 0.100% (i)	8,000,000	8,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (i)	10,000,000	10,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (i)	15,000,000	15,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (i)	35,000,000	35,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (i)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (i)	8,000,000	8,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (i)	8,000,000	8,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (i)	2,000,000	2,000,000

		91,000,000

Total Securities Lending Reinvestments (Cost $235,630,391)		235,635,418

Total Investments—129.7% (Cost $909,361,125)		1,041,294,151
Other assets and liabilities (net)—(29.7)%		(238,582,732)

Net Assets—100.0%		$802,711,419

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $232,044,851 and the collateral received consisted of cash in the amount of $235,624,213 and non-cash collateral with a value of $3,553,649. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2020, the market value of securities pledged was $3,271,090.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
Russell 2000 Index E-Mini Futures	09/18/20	178	USD	12,794,640	$(853,760)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,198,805	$—	$—	$7,198,805
Air Freight & Logistics	2,730,415	—	—	2,730,415
Airlines	2,406,679	—	—	2,406,679
Auto Components	10,112,485	—	—	10,112,485
Automobiles	918,890	—	—	918,890
Banks	64,237,692	—	—	64,237,692
Beverages	2,246,436	—	—	2,246,436
Biotechnology	83,780,129	—	—	83,780,129
Building Products	12,012,432	—	—	12,012,432
Capital Markets	11,611,123	—	—	11,611,123
Chemicals	13,329,942	—	—	13,329,942
Commercial Services & Supplies	17,679,011	—	—	17,679,011
Communications Equipment	6,910,414	—	—	6,910,414
Construction & Engineering	9,633,581	—	—	9,633,581
Construction Materials	1,062,352	—	—	1,062,352
Consumer Finance	5,443,352	—	—	5,443,352
Containers & Packaging	1,619,060	—	—	1,619,060
Distributors	540,725	—	—	540,725
Diversified Consumer Services	5,768,449	—	—	5,768,449
Diversified Financial Services	1,824,517	—	—	1,824,517
Diversified Telecommunication Services	7,006,809	—	—	7,006,809
Electric Utilities	7,149,742	—	—	7,149,742
Electrical Equipment	7,036,653	—	—	7,036,653
Electronic Equipment, Instruments & Components	20,014,258	—	—	20,014,258
Energy Equipment & Services	5,493,084	—	—	5,493,084
Entertainment	2,125,163	—	—	2,125,163
Equity Real Estate Investment Trusts	50,125,302	—	—	50,125,302
Food & Staples Retailing	6,814,648	—	—	6,814,648
Food Products	10,783,311	—	—	10,783,311
Gas Utilities	9,289,724	—	—	9,289,724
Health Care Equipment & Supplies	27,967,762	—	—	27,967,762
Health Care Providers & Services	18,003,078	—	—	18,003,078
Health Care Technology	8,237,975	—	—	8,237,975
Hotels, Restaurants & Leisure	20,955,054	—	—	20,955,054
Household Durables	16,411,248	—	—	16,411,248
Household Products	1,958,144	—	—	1,958,144
Independent Power and Renewable Electricity Producers	3,243,262	—	—	3,243,262
Industrial Conglomerates	341,966	—	—	341,966
Insurance	18,027,355	—	—	18,027,355
Interactive Media & Services	3,014,987	—	—	3,014,987
Internet & Direct Marketing Retail	4,548,671	—	—	4,548,671

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$16,023,961	$—	$—	$16,023,961
Leisure Products	5,317,737	—	—	5,317,737
Life Sciences Tools & Services	4,692,397	—	—	4,692,397
Machinery	28,007,410	—	—	28,007,410
Marine	659,473	—	—	659,473
Media	5,568,899	—	—	5,568,899
Metals & Mining	11,305,659	—	0	11,305,659
Mortgage Real Estate Investment Trusts	10,501,918	—	—	10,501,918
Multi-Utilities	4,251,303	—	—	4,251,303
Multiline Retail	1,671,065	—	—	1,671,065
Oil, Gas & Consumable Fuels	11,612,616	—	—	11,612,616
Paper & Forest Products	4,082,274	—	—	4,082,274
Personal Products	2,896,715	—	—	2,896,715
Pharmaceuticals	16,503,359	—	—	16,503,359
Professional Services	10,276,667	—	—	10,276,667
Real Estate Management & Development	5,767,347	—	—	5,767,347
Road & Rail	4,368,362	—	—	4,368,362
Semiconductors & Semiconductor Equipment	21,955,311	—	—	21,955,311
Software	42,987,664	—	—	42,987,664
Specialty Retail	18,402,390	—	—	18,402,390
Technology Hardware, Storage & Peripherals	1,224,024	—	—	1,224,024
Textiles, Apparel & Luxury Goods	6,428,506	—	—	6,428,506
Thrifts & Mortgage Finance	12,844,995	—	—	12,844,995
Tobacco	1,183,164	—	—	1,183,164
Trading Companies & Distributors	10,014,741	—	—	10,014,741
Water Utilities	4,135,358	—	—	4,135,358
Wireless Telecommunication Services	1,316,700	—	—	1,316,700
Total Common Stocks	773,614,700	—	0	773,614,700
Total Mutual Fund*	19,386,572	—	—	19,386,572
Total Preferred Stock*	222,130	—	—	222,130
Total Rights*	—	—	37,093	37,093
Total Short-Term Investments*	—	12,398,238	—	12,398,238
Securities Lending Reinvestments
Certificates of Deposit	—	91,988,832	—	91,988,832
Commercial Paper	—	9,997,452	—	9,997,452
Repurchase Agreements	—	38,649,134	—	38,649,134
Time Deposits	—	4,000,000	—	4,000,000
Mutual Funds	91,000,000	—	—	91,000,000
Total Securities Lending Reinvestments	91,000,000	144,635,418	—	235,635,418
Total Investments	$884,223,402	$157,033,656	$37,093	$1,041,294,151

Collateral for Securities Loaned (Liability)	$—	$(235,624,213)	$—	$(235,624,213)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(853,760)	$—	$—	$(853,760)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,041,294,151
Receivable for:
Investments sold	5,812,019
Fund shares sold	234,012
Dividends	692,563
Variation margin on futures contracts	128,182

Total Assets	1,048,160,927
Liabilities
Due to custodian	2,053,307
Collateral for securities loaned	235,624,213
Payables for:
Investments purchased	5,274,055
Fund shares redeemed	1,913,642
Accrued Expenses:
Management fees	163,008
Distribution and service fees	81,312
Deferred trustees’ fees	136,874
Other expenses	203,097

Total Liabilities	245,449,508

Net Assets	$802,711,419

Net Assets Consist of:
Paid in surplus	$645,095,633
Distributable earnings (Accumulated losses)	157,615,786

Net Assets	$802,711,419

Net Assets
Class A	$427,846,272
Class B	200,763,715
Class E	20,195,842
Class G	153,905,590
Capital Shares Outstanding*
Class A	26,223,987
Class B	12,676,731
Class E	1,246,573
Class G	9,770,390
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.32
Class B	15.84
Class E	16.20
Class G	15.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $909,361,125.
(b)	Includes securities loaned at value of $232,044,851.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$5,656,178
Interest	43,621
Securities lending income	749,706

Total investment income	6,449,505
Expenses
Management fees	973,234
Administration fees	21,010
Custodian and accounting fees	51,223
Distribution and service fees—Class B	241,493
Distribution and service fees—Class E	14,847
Distribution and service fees—Class G	215,715
Audit and tax services	24,130
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	82,899
Insurance	3,044
Miscellaneous	49,526

Total expenses	1,714,612
Less management fee waiver	(7,033)

Net expenses	1,707,579

Net Investment Income	4,741,926

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	28,063,730
Futures contracts	(813,166)

Net realized gain	27,250,564

Net change in unrealized depreciation on:
Investments	(145,621,022)
Futures contracts	(1,189,922)

Net change in unrealized depreciation	(146,810,944)

Net realized and unrealized loss	(119,560,380)

Net Decrease in Net Assets From Operations	$(114,818,454)

(a)	Net of foreign withholding taxes of $4,593.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,741,926	$10,200,684
Net realized gain	27,250,564	48,373,412
Net change in unrealized appreciation (depreciation)	(146,810,944)	139,789,659

Increase (decrease) in net assets from operations	(114,818,454)	198,363,755

From Distributions to Shareholders
Class A	(31,761,952)	(53,523,399)
Class B	(14,866,375)	(23,936,945)
Class E	(1,471,658)	(2,573,729)
Class G	(11,350,791)	(16,504,450)

Total distributions	(59,450,776)	(96,538,523)

Increase in net assets from capital share transactions	54,893,582	15,422,734

Total increase (decrease) in net assets	(119,375,648)	117,247,966

Net Assets
Beginning of period	922,087,067	804,839,101

End of period	$802,711,419	$922,087,067

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,849,343	$28,513,525	1,999,287	$40,002,809
Reinvestments	1,978,938	31,761,952	2,918,397	53,523,399
Redemptions	(2,451,784)	(39,880,803)	(4,414,263)	(86,004,431)

Net increase	1,376,497	$20,394,674	503,421	$7,521,777

Class B
Sales	1,016,309	$14,562,736	392,053	$7,351,274
Reinvestments	954,196	14,866,375	1,341,757	23,936,945
Redemptions	(846,314)	(14,388,124)	(1,833,519)	(35,324,128)

Net increase (decrease)	1,124,191	$15,040,987	(99,709)	$(4,035,909)

Class E
Sales	62,348	$955,676	62,442	$1,229,344
Reinvestments	92,325	1,471,658	141,336	2,573,729
Redemptions	(96,160)	(1,688,740)	(230,616)	(4,472,023)

Net increase (decrease)	58,513	$738,594	(26,838)	$(668,950)

Class G
Sales	1,234,155	$18,219,481	1,103,883	$20,974,050
Reinvestments	732,309	11,350,791	929,828	16,504,450
Redemptions	(654,475)	(10,850,945)	(1,289,853)	(24,872,684)

Net increase	1,311,989	$18,719,327	743,858	$12,605,816

Increase derived from capital shares transactions		$54,893,582		$15,422,734

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.30		$18.13	$21.98	$20.22	$17.98	$20.11

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.25	0.26	0.25	0.25 (b)	0.26
Net realized and unrealized gain (loss)	(2.79)		4.16	(2.34)	2.61	3.33	(0.98)

Total income (loss) from investment operations	(2.68)		4.41	(2.08)	2.86	3.58	(0.72)

Less Distributions
Distributions from net investment income	(0.25)		(0.25)	(0.25)	(0.26)	(0.26)	(0.25)
Distributions from net realized capital gains	(1.05)		(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(1.30)		(2.24)	(1.77)	(1.10)	(1.34)	(1.41)

Net Asset Value, End of Period	$16.32		$20.30	$18.13	$21.98	$20.22	$17.98

Total Return (%) (c)	(13.12	)(d)	25.62	(10.97)	14.67	21.28	(4.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	(e)	0.31	0.31	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (f)	0.32	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.34	(e)	1.27	1.17	1.19	1.40 (b)	1.35
Portfolio turnover rate (%)	20	(d)	19	26	20	24	27
Net assets, end of period (in millions)	$427.8		$504.4	$441.5	$541.5	$513.7	$459.0

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.72		$17.66	$21.45	$19.76	$17.60	$19.71

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.19	0.20	0.19	0.20 (b)	0.21
Net realized and unrealized gain (loss)	(2.72)		4.05	(2.27)	2.55	3.25	(0.96)

Total income (loss) from investment operations	(2.63)		4.24	(2.07)	2.74	3.45	(0.75)

Less Distributions
Distributions from net investment income	(0.20)		(0.19)	(0.20)	(0.21)	(0.21)	(0.20)
Distributions from net realized capital gains	(1.05)		(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(1.25)		(2.18)	(1.72)	(1.05)	(1.29)	(1.36)

Net Asset Value, End of Period	$15.84		$19.72	$17.66	$21.45	$19.76	$17.60

Total Return (%) (c)	(13.24	)(d)	25.30	(11.18)	14.39	20.96	(4.49)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.56	0.56	0.56	0.56	0.56
Net ratio of expenses to average net assets (%) (f)	0.57	(e)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.09	(e)	1.01	0.92	0.94	1.15 (b)	1.10
Portfolio turnover rate (%)	20	(d)	19	26	20	24	27
Net assets, end of period (in millions)	$200.8		$227.8	$205.8	$259.0	$246.6	$220.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.15		$18.01	$21.84	$20.10	$17.88	$20.00

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.22	0.22	0.21	0.22 (b)	0.23
Net realized and unrealized gain (loss)	(2.78)		4.12	(2.31)	2.60	3.31	(0.98)

Total income (loss) from investment operations	(2.68)		4.34	(2.09)	2.81	3.53	(0.75)

Less Distributions
Distributions from net investment income	(0.22)		(0.21)	(0.22)	(0.23)	(0.23)	(0.21)
Distributions from net realized capital gains	(1.05)		(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(1.27)		(2.20)	(1.74)	(1.07)	(1.31)	(1.37)

Net Asset Value, End of Period	$16.20		$20.15	$18.01	$21.84	$20.10	$17.88

Total Return (%) (c)	(13.23	)(d)	25.40	(11.08)	14.50	21.09	(4.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	(e)	0.46	0.46	0.46	0.46	0.46
Net ratio of expenses to average net assets (%) (f)	0.47	(e)	0.46	0.46	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	1.19	(e)	1.11	1.01	1.04	1.25 (b)	1.19
Portfolio turnover rate (%)	20	(d)	19	26	20	24	27
Net assets, end of period (in millions)	$20.2		$23.9	$21.9	$28.6	$27.8	$25.0

	Class G
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.62		$17.59	$21.37	$19.70	$17.54	$19.65

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.18	0.19	0.18	0.19 (b)	0.20
Net realized and unrealized gain (loss)	(2.71)		4.03	(2.26)	2.54	3.24	(0.96)

Total income (loss) from investment operations	(2.62)		4.21	(2.07)	2.72	3.43	(0.76)

Less Distributions
Distributions from net investment income	(0.20)		(0.19)	(0.19)	(0.21)	(0.19)	(0.19)
Distributions from net realized capital gains	(1.05)		(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(1.25)		(2.18)	(1.71)	(1.05)	(1.27)	(1.35)

Net Asset Value, End of Period	$15.75		$19.62	$17.59	$21.37	$19.70	$17.54

Total Return (%) (c)	(13.28	)(d)	25.20	(11.20)	14.30	20.92	(4.54)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.61	0.61	0.61	0.61	0.61
Net ratio of expenses to average net assets (%) (f)	0.62	(e)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	1.04	(e)	0.97	0.88	0.89	1.10 (b)	1.04
Portfolio turnover rate (%)	20	(d)	19	26	20	24	27
Net assets, end of period (in millions)	$153.9		$166.0	$135.7	$155.4	$145.1	$131.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2020, the Portfolio had a payment of $2,053,307 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2020. The Portfolio’s average overdraft advances during the six months ended June 30, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $38,649,134. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(221,196,264)	$—	$—	$—	$(221,196,264)
Mutual Funds	(14,222,230)	—	—	—	(14,222,230)
Preferred Stocks	(205,719)	—	—	—	(205,719)
Total Borrowings	$(235,624,213)	$—	$—	$—	$(235,624,213)
Gross amount of recognized liabilities for securities lending transactions					$(235,624,213)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location
Equity	Unrealized depreciation on futures contracts (a)	$853,760

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(813,166)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(1,189,922)

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,421,878

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$158,579,157	$0	$154,332,138

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2020 were $973,234.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2020 were $141,651.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$904,166,319

Gross unrealized appreciation	232,789,907
Gross unrealized depreciation	(96,515,835)

Net unrealized appreciation (depreciation)	$136,274,072

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$9,694,674	$17,802,707	$86,843,849	$57,404,682	$96,538,523	$75,207,389

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$10,596,422	$49,071,498	$272,359,242	$—	$332,027,162

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-36

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned -3.19%, -3.29%, -3.24%, -3.27% and -3.35%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned -3.08%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2020, equity markets were volatile as investors reacted to the COVID-19 pandemic. During the first quarter, equity markets posted their worst quarterly return since 2008 as the COVID-19 crisis became a global pandemic. The continued spread of COVID-19 posed a threat to the global economy as hotels, cruises, casinos, airlines, and retailer stocks were impacted by travel bans, quarantines, and closures. During the second quarter, equity markets rallied on optimism that the spread of COVID-19 was slowing and that the global economy would recover quickly. Investors reacted favorably to unprecedented monetary and fiscal policy intervention, including expanded bond buying programs by the Federal Reserve and the European Central Bank. In addition, optimism that efforts to slow the spread of COVID-19 were working and progress towards vaccines and treatments for the virus also supported the markets.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to lower the target range for the Federal Funds Rate to 0.00%—0.25% from 1.50%—1.75. The FOMC stated that COVID-19 would weigh heavily on economic activity in the near term and pose considerable risks to the economic outlook. The FOMC expected to maintain this target range until it was confident that the economy had weathered recent events and was on track to achieve its maximum employment and price stability goals.

Nine of the eleven sectors comprising the S&P 500 Index experienced negative returns for the first six months of 2020. Information Technology (23.2% beginning weight in the benchmark), up 15.0%, was the best-performing sector and had the largest positive impact on the benchmark return. Consumer Discretionary (9.8% beginning weight), up 7.2%, was the next best-performing sector. Energy (4.3% beginning weight), down 35.3%, and Financials (13.0% beginning weight), down 23.6%, were the worst-performing sectors.

The stocks with the largest positive impact to the benchmark return for the first half of the year were Amazon, up 49.3%; Microsoft, up 29.8%; and Apple, up 24.9%. The stocks with the largest negative impact were Wells Fargo, down 50.9%; Exxon Mobil, down 33.7%; and JPMorgan Chase, down 31.4%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	-3.19	7.26	10.46	13.71	—
Class B	-3.29	6.98	10.19	13.42	—
Class D	-3.24	7.14	10.36	13.59	—
Class E	-3.27	7.08	10.30	13.53	—
Class G	-3.35	6.90	10.13	—	9.37
S&P 500 Index	-3.08	7.51	10.72	13.99	—

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Microsoft Corp.	6.0
Apple, Inc.	5.8
Amazon.com, Inc.	4.5
Facebook, Inc. - Class A	2.1
Alphabet, Inc. - Class A	1.7
Alphabet, Inc. - Class C	1.6
Johnson & Johnson	1.4
Berkshire Hathaway, Inc. - Class B	1.3
Visa, Inc. - A Shares	1.3
Procter & Gamble Co. (The)	1.1

Top Sectors

% of Net Assets
Information Technology	27.3
Health Care	14.6
Consumer Discretionary	10.8
Communication Services	10.7
Financials	10.1
Industrials	8.0
Consumer Staples	6.9
Utilities	3.1
Real Estate	2.8
Energy	2.8

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.27%	$1,000.00	$968.10	$1.32
	Hypothetical*	0.27%	$1,000.00	$1,023.52	$1.36

Class B (a)	Actual	0.52%	$1,000.00	$967.10	$2.54
	Hypothetical*	0.52%	$1,000.00	$1,022.28	$2.61

Class D (a)	Actual	0.37%	$1,000.00	$967.60	$1.81
	Hypothetical*	0.37%	$1,000.00	$1,023.02	$1.86

Class E (a)	Actual	0.42%	$1,000.00	$967.30	$2.05
	Hypothetical*	0.42%	$1,000.00	$1,022.78	$2.11

Class G (a)	Actual	0.57%	$1,000.00	$966.50	$2.79
	Hypothetical*	0.57%	$1,000.00	$1,022.03	$2.87

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Boeing Co. (The)	139,036	$25,485,299
General Dynamics Corp.	60,261	9,006,609
Howmet Aerospace, Inc. (a)	99,528	1,577,519
Huntington Ingalls Industries, Inc.	10,497	1,831,621
L3Harris Technologies, Inc. (a)	55,984	9,498,805
Lockheed Martin Corp.	64,001	23,355,245
Northrop Grumman Corp.	40,207	12,361,240
Raytheon Technologies Corp.	381,435	23,504,025
Teledyne Technologies, Inc. (b)	9,509	2,956,823
Textron, Inc.	59,038	1,942,941
TransDigm Group, Inc. (a)	13,042	5,765,216

		117,285,343

Air Freight & Logistics—0.5%
C.H. Robinson Worldwide, Inc. (a)	34,910	2,759,985
Expeditors International of Washington, Inc.	43,161	3,281,963
FedEx Corp.	62,333	8,740,333
United Parcel Service, Inc. - Class B	182,607	20,302,246

		35,084,527

Airlines—0.2%
Alaska Air Group, Inc.	31,791	1,152,742
American Airlines Group, Inc. (a)	128,891	1,684,605
Delta Air Lines, Inc. (a)	147,219	4,129,493
Southwest Airlines Co.	139,096	4,754,301
United Airlines Holdings, Inc. (a) (b)	65,529	2,267,959

		13,989,100

Auto Components—0.1%
Aptiv plc	69,516	5,416,687
BorgWarner, Inc. (a)	53,764	1,897,869

		7,314,556

Automobiles—0.2%
Ford Motor Co. (a)	1,013,040	6,159,283
General Motors Co.	326,602	8,263,031

		14,422,314

Banks—3.6%
Bank of America Corp.	2,024,958	48,092,752
Citigroup, Inc.	539,901	27,588,941
Citizens Financial Group, Inc.	110,640	2,792,554
Comerica, Inc.	36,057	1,373,772
Fifth Third Bancorp (a)	184,629	3,559,647
First Republic Bank	44,469	4,713,269
Huntington Bancshares, Inc.	263,029	2,376,467
JPMorgan Chase & Co.	790,222	74,328,281
KeyCorp (a)	252,964	3,081,102
M&T Bank Corp.	33,266	3,458,666
People’s United Financial, Inc. (a)	110,131	1,274,216
PNC Financial Services Group, Inc. (The)	110,028	11,576,046
Regions Financial Corp. (a)	248,190	2,759,873
SVB Financial Group (a) (b)	13,360	2,879,481
Truist Financial Corp.	349,455	13,122,035
U.S. Bancorp	355,486	13,088,994

Banks—(Continued)
Wells Fargo & Co.	967,606	24,770,714
Zions Bancorp N.A. (a)	42,496	1,444,864

		242,281,674

Beverages—1.7%
Brown-Forman Corp. - Class B (a)	47,296	3,010,864
Coca-Cola Co. (The)	1,002,462	44,790,002
Constellation Brands, Inc. - Class A	43,558	7,620,472
Molson Coors Beverage Co. - Class B (a)	48,770	1,675,737
Monster Beverage Corp. (b)	96,954	6,720,851
PepsiCo, Inc.	359,838	47,592,174

		111,410,100

Biotechnology—2.5%
AbbVie, Inc.	457,050	44,873,169
Alexion Pharmaceuticals, Inc. (b)	57,269	6,427,873
Amgen, Inc.	152,557	35,982,094
Biogen, Inc. (b)	42,321	11,322,984
Gilead Sciences, Inc.	325,215	25,022,042
Incyte Corp. (b)	46,790	4,864,756
Regeneron Pharmaceuticals, Inc. (b)	26,159	16,314,060
Vertex Pharmaceuticals, Inc. (b)	67,242	19,521,025

		164,328,003

Building Products—0.4%
A.O. Smith Corp.	35,036	1,650,896
Allegion plc (a)	23,916	2,444,694
Carrier Global Corp.	211,153	4,691,820
Fortune Brands Home & Security, Inc.	36,231	2,316,248
Johnson Controls International plc	192,914	6,586,084
Masco Corp.	68,402	3,434,464
Trane Technologies plc	62,036	5,519,963

		26,644,169

Capital Markets—2.7%
Ameriprise Financial, Inc.	31,727	4,760,319
Bank of New York Mellon Corp. (The)	208,966	8,076,536
BlackRock, Inc. (a)	40,007	21,767,409
Cboe Global Markets, Inc.	28,455	2,654,282
Charles Schwab Corp. (The)	297,153	10,025,942
CME Group, Inc.	92,996	15,115,570
E*Trade Financial Corp.	57,326	2,850,822
Franklin Resources, Inc. (a)	71,934	1,508,456
Goldman Sachs Group, Inc. (The)	80,266	15,862,167
Intercontinental Exchange, Inc.	141,917	12,999,597
Invesco, Ltd. (a)	97,589	1,050,058
MarketAxess Holdings, Inc.	9,832	4,925,045
Moody’s Corp.	41,819	11,488,934
Morgan Stanley	310,562	15,000,145
MSCI, Inc.	22,048	7,360,063
Nasdaq, Inc.	29,785	3,558,414
Northern Trust Corp. (a)	53,956	4,280,869
Raymond James Financial, Inc. (a)	31,628	2,176,955
S&P Global, Inc.	62,476	20,584,593
State Street Corp.	91,277	5,800,653

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
T. Rowe Price Group, Inc.	59,013	$7,288,106

		179,134,935

Chemicals—1.8%
Air Products & Chemicals, Inc.	57,277	13,830,104
Albemarle Corp. (a)	27,573	2,128,911
Celanese Corp. (a)	30,661	2,647,271
CF Industries Holdings, Inc.	55,446	1,560,251
Corteva, Inc. (b)	194,083	5,199,484
Dow, Inc. (b)	192,102	7,830,078
DuPont de Nemours, Inc.	190,304	10,110,852
Eastman Chemical Co. (a)	35,243	2,454,323
Ecolab, Inc.	64,134	12,759,459
FMC Corp.	33,571	3,344,343
International Flavors & Fragrances, Inc. (a)	27,711	3,393,489
Linde plc	136,203	28,890,018
LyondellBasell Industries NV - Class A	66,638	4,379,449
Mosaic Co. (The)	90,432	1,131,304
PPG Industries, Inc.	61,184	6,489,175
Sherwin-Williams Co. (The)	20,958	12,110,580

		118,259,091

Commercial Services & Supplies—0.4%
Cintas Corp. (a)	21,858	5,822,097
Copart, Inc. (b)	53,581	4,461,690
Republic Services, Inc.	54,484	4,470,412
Rollins, Inc. (a)	36,551	1,549,397
Waste Management, Inc.	100,693	10,664,395

		26,967,991

Communications Equipment—1.0%
Arista Networks, Inc. (a) (b)	13,940	2,927,818
Cisco Systems, Inc.	1,099,840	51,296,537
F5 Networks, Inc. (b)	15,793	2,202,808
Juniper Networks, Inc.	85,933	1,964,428
Motorola Solutions, Inc.	44,105	6,180,434

		64,572,025

Construction & Engineering—0.1%
Jacobs Engineering Group, Inc. (a)	33,741	2,861,237
Quanta Services, Inc. (a)	35,697	1,400,393

		4,261,630

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	16,142	3,334,453
Vulcan Materials Co. (a)	34,345	3,978,868

		7,313,321

Consumer Finance—0.5%
American Express Co.	171,186	16,296,907
Capital One Financial Corp.	118,081	7,390,690
Discover Financial Services (a)	79,436	3,978,949
Synchrony Financial	139,269	3,086,201

		30,752,747

Containers & Packaging—0.3%
AMCOR plc (a) (b)	408,318	4,168,927
Avery Dennison Corp.	21,602	2,464,572
Ball Corp. (a)	84,546	5,875,101
International Paper Co.	101,932	3,589,026
Packaging Corp. of America (a)	24,596	2,454,681
Sealed Air Corp.	40,368	1,326,089
WestRock Co.	67,235	1,900,061

		21,778,457

Distributors—0.1%
Genuine Parts Co. (a)	37,412	3,253,348
LKQ Corp. (a) (b)	78,831	2,065,372

		5,318,720

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	49,916	712,800

Diversified Financial Services—1.3%
Berkshire Hathaway, Inc. - Class B (b)	504,169	89,999,208

Diversified Telecommunication Services—1.8%
AT&T, Inc.	1,847,815	55,859,447
CenturyLink, Inc. (a)	256,165	2,569,335
Verizon Communications, Inc.	1,073,158	59,163,201

		117,591,983

Electric Utilities—1.9%
Alliant Energy Corp. (a)	64,706	3,095,535
American Electric Power Co., Inc.	128,525	10,235,731
Duke Energy Corp.	190,578	15,225,276
Edison International	98,016	5,323,249
Entergy Corp.	51,910	4,869,677
Evergy, Inc.	58,803	3,486,430
Eversource Energy (a)	87,253	7,265,557
Exelon Corp.	252,705	9,170,665
FirstEnergy Corp.	140,499	5,448,551
NextEra Energy, Inc.	126,935	30,485,979
NRG Energy, Inc.	63,302	2,061,113
Pinnacle West Capital Corp.	29,174	2,138,163
PPL Corp. (a)	199,373	5,151,798
Southern Co. (The)	273,854	14,199,330
Xcel Energy, Inc.	136,162	8,510,125

		126,667,179

Electrical Equipment—0.4%
AMETEK, Inc.	59,501	5,317,604
Eaton Corp. plc (a)	103,736	9,074,825
Emerson Electric Co.	154,950	9,611,549
Rockwell Automation, Inc.	30,038	6,398,094

		30,402,072

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. - Class A (a)	76,737	7,352,172
CDW Corp.	36,909	4,288,088
Corning, Inc. (a)	196,840	5,098,156

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
FLIR Systems, Inc.	33,932	$1,376,621
IPG Photonics Corp. (b)	9,214	1,477,833
Keysight Technologies, Inc. (a) (b)	48,506	4,888,435
TE Connectivity, Ltd.	85,543	6,976,032
Zebra Technologies Corp. - Class A (b)	13,769	3,524,175

		34,981,512

Energy Equipment & Services—0.2%
Baker Hughes Co. (a)	169,878	2,614,422
Halliburton Co. (a)	227,515	2,953,145
National Oilwell Varco, Inc. (a)	100,682	1,233,355
Schlumberger, Ltd.	359,918	6,618,892
TechnipFMC plc	109,079	746,100

		14,165,914

Entertainment—2.0%
Activision Blizzard, Inc.	199,819	15,166,262
Electronic Arts, Inc. (b)	74,869	9,886,451
Live Nation Entertainment, Inc. (a) (b)	36,845	1,633,339
Netflix, Inc. (b)	114,060	51,901,862
Take-Two Interactive Software, Inc. (b)	29,550	4,124,294
Walt Disney Co. (The)	468,441	52,235,856

		134,948,064

Equity Real Estate Investment Trusts—2.8%
Alexandria Real Estate Equities, Inc. (a)	32,728	5,310,118
American Tower Corp.	114,968	29,723,827
Apartment Investment & Management Co. - Class A (a)	38,606	1,453,130
AvalonBay Communities, Inc. (a)	36,497	5,643,896
Boston Properties, Inc.	37,473	3,386,810
Crown Castle International Corp.	108,081	18,087,355
Digital Realty Trust, Inc. (a)	69,585	9,888,724
Duke Realty Corp.	95,537	3,381,054
Equinix, Inc. (a)	22,956	16,121,999
Equity Residential	90,717	5,335,974
Essex Property Trust, Inc.	16,965	3,887,869
Extra Space Storage, Inc. (a)	33,477	3,092,270
Federal Realty Investment Trust (a)	18,241	1,554,316
Healthpeak Properties, Inc. (a)	139,596	3,847,266
Host Hotels & Resorts, Inc. (a)	182,825	1,972,682
Iron Mountain, Inc. (a)	74,660	1,948,626
Kimco Realty Corp. (a)	112,172	1,440,288
Mid-America Apartment Communities, Inc.	29,656	3,400,654
Prologis, Inc.	191,545	17,876,895
Public Storage	38,985	7,480,832
Realty Income Corp. (a)	89,062	5,299,189
Regency Centers Corp. (a)	43,991	2,018,747
SBA Communications Corp.	28,949	8,624,486
Simon Property Group, Inc. (a)	79,293	5,422,055
SL Green Realty Corp. (a)	19,849	978,357
UDR, Inc. (a)	76,476	2,858,673
Ventas, Inc. (a)	96,754	3,543,131
Vornado Realty Trust (a)	41,135	1,571,768
Welltower, Inc.	108,270	5,602,973
Weyerhaeuser Co.	193,522	4,346,504

		185,100,468

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	114,506	34,719,364
Kroger Co. (The) (a)	203,891	6,901,710
Sysco Corp. (a)	131,646	7,195,771
Walgreens Boots Alliance, Inc. (a)	191,100	8,100,729
Walmart, Inc.	367,222	43,985,851

		100,903,425

Food Products—1.1%
Archer-Daniels-Midland Co.	144,063	5,748,114
Campbell Soup Co. (a)	43,883	2,177,913
Conagra Brands, Inc.	126,319	4,442,639
General Mills, Inc. (a)	157,197	9,691,195
Hershey Co. (The)	38,226	4,954,854
Hormel Foods Corp. (a)	72,682	3,508,360
J.M. Smucker Co. (The) (a)	29,574	3,129,225
Kellogg Co. (a)	64,874	4,285,576
Kraft Heinz Co. (The) (a)	161,605	5,153,584
Lamb Weston Holdings, Inc. (a)	37,874	2,421,285
McCormick & Co., Inc. (a)	32,065	5,752,782
Mondelez International, Inc. - Class A	370,202	18,928,428
Tyson Foods, Inc. - Class A	76,327	4,557,485

		74,751,440

Gas Utilities—0.0%
Atmos Energy Corp. (a)	31,720	3,158,678

Health Care Equipment & Supplies—3.8%
Abbott Laboratories	458,736	41,942,232
ABIOMED, Inc. (a) (b)	11,659	2,816,348
Align Technology, Inc. (b)	18,588	5,101,291
Baxter International, Inc.	131,962	11,361,928
Becton Dickinson & Co.	76,474	18,297,934
Boston Scientific Corp. (b)	370,520	13,008,957
Cooper Cos., Inc. (The) (a)	12,742	3,614,141
Danaher Corp.	163,191	28,857,065
DENTSPLY SIRONA, Inc. (a)	56,816	2,503,313
DexCom, Inc. (b)	23,938	9,704,465
Edwards Lifesciences Corp. (b)	160,705	11,106,323
Hologic, Inc. (b)	66,963	3,816,891
IDEXX Laboratories, Inc. (a) (b)	22,027	7,272,434
Intuitive Surgical, Inc. (b)	30,244	17,233,938
Medtronic plc	347,797	31,892,985
ResMed, Inc. (a)	37,518	7,203,456
STERIS plc (a)	22,031	3,380,437
Stryker Corp. (a)	83,600	15,063,884
Teleflex, Inc.	12,040	4,382,319
Varian Medical Systems, Inc. (a) (b)	23,552	2,885,591
West Pharmaceutical Services, Inc.	19,088	4,336,221
Zimmer Biomet Holdings, Inc.	53,632	6,401,516

		252,183,669

Health Care Providers & Services—2.8%
AmerisourceBergen Corp. (a)	38,508	3,880,451
Anthem, Inc.	65,384	17,194,684
Cardinal Health, Inc.	75,724	3,952,036
Centene Corp. (b)	150,192	9,544,702

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Cigna Corp. (b)	95,692	$17,956,604
CVS Health Corp.	338,984	22,023,790
DaVita, Inc. (a) (b)	22,112	1,749,944
HCA Healthcare, Inc.	68,295	6,628,713
Henry Schein, Inc. (a) (b)	37,022	2,161,715
Humana, Inc.	34,287	13,294,784
Laboratory Corp. of America Holdings (b)	25,208	4,187,301
McKesson Corp.	41,975	6,439,804
Quest Diagnostics, Inc.	34,682	3,952,361
UnitedHealth Group, Inc.	245,955	72,544,427
Universal Health Services, Inc. - Class B (a)	20,142	1,870,990

		187,382,306

Health Care Technology—0.1%
Cerner Corp. (a)	78,930	5,410,651

Hotels, Restaurants & Leisure—1.5%
Carnival Corp. (a)	122,865	2,017,443
Chipotle Mexican Grill, Inc. (b)	6,655	7,003,456
Darden Restaurants, Inc.	33,683	2,552,161
Domino’s Pizza, Inc.	10,145	3,747,969
Hilton Worldwide Holdings, Inc.	71,905	5,281,422
Las Vegas Sands Corp.	87,149	3,968,765
Marriott International, Inc. - Class A	69,797	5,983,697
McDonald’s Corp.	192,836	35,572,457
MGM Resorts International (a)	127,912	2,148,921
Norwegian Cruise Line Holdings, Ltd. (a) (b)	66,481	1,092,283
Royal Caribbean Cruises, Ltd. (a)	44,527	2,239,708
Starbucks Corp.	302,937	22,293,134
Wynn Resorts, Ltd. (a)	25,177	1,875,435
Yum! Brands, Inc.	78,058	6,784,021

		102,560,872

Household Durables—0.4%
DR Horton, Inc.	85,795	4,757,333
Garmin, Ltd.	37,649	3,670,777
Leggett & Platt, Inc. (a)	34,311	1,206,032
Lennar Corp. - Class A	71,220	4,388,576
Mohawk Industries, Inc. (a) (b)	15,427	1,569,852
Newell Brands, Inc. (a)	98,988	1,571,929
NVR, Inc. (b)	898	2,926,358
PulteGroup, Inc.	65,369	2,224,507
Whirlpool Corp. (a)	16,121	2,088,153

		24,403,517

Household Products—1.8%
Church & Dwight Co., Inc. (a)	63,770	4,929,421
Clorox Co. (The) (a)	32,444	7,117,240
Colgate-Palmolive Co.	222,134	16,273,537
Kimberly-Clark Corp.	88,318	12,483,750
Procter & Gamble Co. (The)	642,039	76,768,603

		117,572,551

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	172,438	2,498,627

Industrial Conglomerates—1.1%
3M Co.	149,173	23,269,496
General Electric Co.	2,268,492	15,493,800
Honeywell International, Inc.	182,019	26,318,127
Roper Technologies, Inc. (a)	27,075	10,512,140

		75,593,563

Insurance—1.9%
Aflac, Inc. (a)	186,080	6,704,462
Allstate Corp. (The)	81,463	7,901,096
American International Group, Inc.	223,369	6,964,645
Aon plc - Class A	59,931	11,542,711
Arthur J. Gallagher & Co. (a)	49,176	4,794,168
Assurant, Inc.	15,470	1,597,896
Chubb, Ltd.	117,056	14,821,631
Cincinnati Financial Corp. (a)	39,131	2,505,558
Everest Re Group, Ltd.	10,370	2,138,294
Globe Life, Inc. (a)	25,395	1,885,071
Hartford Financial Services Group, Inc. (The)	92,864	3,579,907
Lincoln National Corp. (a)	50,111	1,843,584
Loews Corp. (a)	62,768	2,152,315
Marsh & McLennan Cos., Inc.	132,322	14,207,413
MetLife, Inc. (c)	200,069	7,306,520
Principal Financial Group, Inc.	66,053	2,743,842
Progressive Corp. (The)	151,792	12,160,057
Prudential Financial, Inc. (a)	102,440	6,238,596
Travelers Cos., Inc. (The)	65,571	7,478,373
Unum Group	52,755	875,205
W.R. Berkley Corp.	36,617	2,097,788
Willis Towers Watson plc	33,387	6,575,570

		128,114,702

Interactive Media & Services—5.5%
Alphabet, Inc. - Class A (b)	77,816	110,346,979
Alphabet, Inc. - Class C (b) (d)	75,848	107,219,491
Facebook, Inc. - Class A (b)	623,602	141,601,306
Twitter, Inc. (a) (b)	203,487	6,061,878

		365,229,654

Internet & Direct Marketing Retail—4.9%
Amazon.com, Inc. (b)	108,658	299,767,864
Booking Holdings, Inc. (b)	10,616	16,904,281
eBay, Inc.	171,300	8,984,685
Expedia Group, Inc. (a)	35,130	2,887,686

		328,544,516

IT Services—5.7%
Accenture plc - Class A (a)	165,208	35,473,462
Akamai Technologies, Inc. (a) (b)	42,084	4,506,776
Automatic Data Processing, Inc.	111,458	16,594,982
Broadridge Financial Solutions, Inc. (a)	29,777	3,757,560
Cognizant Technology Solutions Corp. - Class A	140,195	7,965,880
DXC Technology Co.	65,808	1,085,832
Fidelity National Information Services, Inc.	160,230	21,485,241
Fiserv, Inc. (b)	145,845	14,237,389
FleetCor Technologies, Inc. (b)	21,733	5,466,501

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Gartner, Inc. (b)	23,126	$2,805,878
Global Payments, Inc.	77,571	13,157,593
International Business Machines Corp. (a)	230,268	27,809,466
Jack Henry & Associates, Inc. (a)	19,869	3,656,492
Leidos Holdings, Inc.	34,627	3,243,511
MasterCard, Inc. - Class A	229,209	67,777,101
Paychex, Inc.	82,796	6,271,797
PayPal Holdings, Inc. (b)	304,510	53,054,777
VeriSign, Inc. (b)	26,368	5,453,693
Visa, Inc. - A Shares (a)	437,540	84,519,602
Western Union Co. (The) (a)	106,565	2,303,935

		380,627,468

Leisure Products—0.0%
Hasbro, Inc. (a)	33,045	2,476,723

Life Sciences Tools & Services—1.2%
Agilent Technologies, Inc.	80,078	7,076,493
Bio-Rad Laboratories, Inc. - Class A (b)	5,543	2,502,609
Illumina, Inc. (a) (b)	38,124	14,119,223
IQVIA Holdings, Inc. (b)	46,058	6,534,709
Mettler-Toledo International, Inc. (a) (b)	6,201	4,995,216
PerkinElmer, Inc. (a)	28,887	2,833,526
Thermo Fisher Scientific, Inc.	102,428	37,113,762
Waters Corp. (b)	16,056	2,896,502

		78,072,040

Machinery—1.5%
Caterpillar, Inc.	140,366	17,756,299
Cummins, Inc. (a)	38,260	6,628,928
Deere & Co. (a)	81,137	12,750,680
Dover Corp.	37,331	3,604,681
Flowserve Corp. (a)	33,747	962,464
Fortive Corp. (a)	76,877	5,201,498
IDEX Corp.	19,552	3,089,998
Illinois Tool Works, Inc.	74,560	13,036,816
Ingersoll Rand, Inc. (a) (b)	89,673	2,521,605
Otis Worldwide Corp.	105,576	6,003,051
PACCAR, Inc.	89,661	6,711,126
Parker-Hannifin Corp.	33,290	6,101,058
Pentair plc	42,979	1,632,772
Snap-on, Inc. (a)	14,096	1,952,437
Stanley Black & Decker, Inc.	39,971	5,571,158
Westinghouse Air Brake Technologies Corp. (a)	46,882	2,698,997
Xylem, Inc.	46,659	3,030,969

		99,254,537

Media—1.2%
Charter Communications, Inc. - Class A (a) (b)	39,087	19,935,934
Comcast Corp. - Class A	1,181,230	46,044,345
Discovery, Inc. - Class A (a) (b)	41,499	875,629
Discovery, Inc. - Class C (a) (b)	82,043	1,580,148
DISH Network Corp. - Class A (b)	66,689	2,301,437
Fox Corp. - Class A	88,861	2,383,252
Fox Corp. - Class B (b)	41,302	1,108,546

Media—(Continued)
Interpublic Group of Cos., Inc. (The) (a)	101,043	1,733,898
News Corp. - Class A	100,847	1,196,046
News Corp. - Class B	31,581	377,393
Omnicom Group, Inc. (a)	55,572	3,034,231
ViacomCBS, Inc. - Class B (a)	140,195	3,269,347

		83,840,206

Metals & Mining—0.3%
Freeport-McMoRan, Inc.	376,557	4,356,764
Newmont Corp.	208,144	12,850,811
Nucor Corp. (a)	78,097	3,233,997

		20,441,572

Multi-Utilities—1.0%
Ameren Corp.	64,029	4,505,080
CenterPoint Energy, Inc. (a)	141,261	2,637,343
CMS Energy Corp.	74,229	4,336,458
Consolidated Edison, Inc.	86,646	6,232,447
Dominion Energy, Inc.	217,653	17,669,071
DTE Energy Co. (a)	49,952	5,369,840
NiSource, Inc. (a)	99,276	2,257,536
Public Service Enterprise Group, Inc.	131,130	6,446,351
Sempra Energy	75,866	8,893,771
WEC Energy Group, Inc.	81,805	7,170,208

		65,518,105

Multiline Retail—0.5%
Dollar General Corp.	65,282	12,436,874
Dollar Tree, Inc. (b)	61,524	5,702,044
Kohl’s Corp. (a)	40,907	849,638
Target Corp.	129,675	15,551,923

		34,540,479

Oil, Gas & Consumable Fuels—2.6%
Apache Corp. (a)	97,882	1,321,407
Cabot Oil & Gas Corp.	103,367	1,775,845
Chevron Corp.	484,186	43,203,917
Concho Resources, Inc.	51,013	2,627,170
ConocoPhillips	278,125	11,686,812
Devon Energy Corp.	99,250	1,125,495
Diamondback Energy, Inc. (a)	40,928	1,711,609
EOG Resources, Inc. (a)	150,949	7,647,076
Exxon Mobil Corp.	1,096,554	49,037,895
Hess Corp. (a)	67,707	3,507,900
HollyFrontier Corp. (a)	38,625	1,127,850
Kinder Morgan, Inc.	504,389	7,651,581
Marathon Oil Corp. (a)	204,961	1,254,361
Marathon Petroleum Corp.	168,640	6,303,763
Noble Energy, Inc. (a)	124,406	1,114,678
Occidental Petroleum Corp. (a)	233,412	4,271,440
ONEOK, Inc. (a)	114,086	3,789,937
Phillips 66	113,248	8,142,531
Pioneer Natural Resources Co.	42,755	4,177,163
Valero Energy Corp.	105,733	6,219,215

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Williams Cos., Inc. (The)	314,633	$5,984,320

		173,681,965

Personal Products—0.2%
Coty, Inc. - Class A (a)	77,182	345,003
Estee Lauder Cos., Inc. (The) - Class A	58,291	10,998,346

		11,343,349

Pharmaceuticals—4.3%
Bristol-Myers Squibb Co.	586,811	34,504,487
Eli Lilly and Co.	218,416	35,859,539
Johnson & Johnson	683,262	96,087,135
Merck & Co., Inc.	654,606	50,620,682
Mylan NV (b)	134,066	2,155,781
Perrigo Co. plc (a)	35,351	1,953,849
Pfizer, Inc.	1,440,604	47,107,751
Zoetis, Inc.	123,172	16,879,491

		285,168,715

Professional Services—0.3%
Equifax, Inc.	31,480	5,410,782
IHS Markit, Ltd.	103,455	7,810,853
Nielsen Holdings plc (a)	92,449	1,373,792
Robert Half International, Inc. (a)	29,721	1,570,160
Verisk Analytics, Inc. (a)	42,080	7,162,016

		23,327,603

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	86,923	3,930,658

Road & Rail—1.0%
CSX Corp.	198,517	13,844,575
J.B. Hunt Transport Services, Inc. (a)	21,880	2,633,039
Kansas City Southern	24,642	3,678,804
Norfolk Southern Corp.	66,438	11,664,520
Old Dominion Freight Line, Inc. (a)	24,471	4,150,037
Union Pacific Corp.	175,981	29,753,108

		65,724,083

Semiconductors & Semiconductor Equipment—4.8%
Advanced Micro Devices, Inc. (b)	303,739	15,979,709
Analog Devices, Inc.	95,548	11,718,007
Applied Materials, Inc.	237,681	14,367,816
Broadcom, Inc. (a)	103,683	32,723,392
Intel Corp.	1,098,055	65,696,631
KLA Corp. (a)	40,211	7,820,235
Lam Research Corp.	37,647	12,177,299
Maxim Integrated Products, Inc.	69,147	4,191,000
Microchip Technology, Inc. (a)	63,625	6,700,349
Micron Technology, Inc. (b)	288,437	14,860,274
NVIDIA Corp.	159,531	60,607,422
Qorvo, Inc. (b)	29,755	3,288,820
QUALCOMM, Inc.	291,741	26,609,696
Skyworks Solutions, Inc.	43,267	5,532,119
Texas Instruments, Inc.	238,017	30,221,018

Semiconductors & Semiconductor Equipment—(Continued)
Xilinx, Inc. (a)	63,061	6,204,572

		318,698,359

Software—9.3%
Adobe, Inc. (b)	124,952	54,392,855
ANSYS, Inc. (b)	22,281	6,500,036
Autodesk, Inc. (b)	56,847	13,597,234
Cadence Design Systems, Inc. (b)	72,405	6,947,984
Citrix Systems, Inc.	30,095	4,451,351
Fortinet, Inc. (b)	34,795	4,776,310
Intuit, Inc.	67,629	20,031,034
Microsoft Corp.	1,966,708	400,244,745
NortonLifeLock, Inc.	140,539	2,786,888
Oracle Corp.	539,786	29,833,972
Paycom Software, Inc. (b)	12,512	3,875,342
Salesforce.com, Inc. (b)	233,667	43,772,839
ServiceNow, Inc. (b)	49,458	20,033,457
Synopsys, Inc. (b)	39,106	7,625,670
Tyler Technologies, Inc. (b)	10,312	3,577,027

		622,446,744

Specialty Retail—2.4%
Advance Auto Parts, Inc. (a)	17,921	2,552,846
AutoZone, Inc. (b)	6,056	6,831,895
Best Buy Co., Inc.	58,951	5,144,654
CarMax, Inc. (a) (b)	42,206	3,779,547
Gap, Inc. (The) (a)	55,208	696,725
Home Depot, Inc. (The)	278,929	69,874,504
L Brands, Inc. (a)	60,524	906,044
Lowe’s Cos., Inc.	195,804	26,457,036
O’Reilly Automotive, Inc. (b)	19,250	8,117,147
Ross Stores, Inc.	92,166	7,856,230
Tiffany & Co. (a)	28,323	3,453,707
TJX Cos., Inc. (The)	310,660	15,706,970
Tractor Supply Co. (a)	29,987	3,951,987
Ulta Beauty, Inc. (a) (b)	14,604	2,970,746

		158,300,038

Technology Hardware, Storage & Peripherals—6.1%
Apple, Inc.	1,056,633	385,459,718
Hewlett Packard Enterprise Co.	333,192	3,241,958
HP, Inc.	370,848	6,463,881
NetApp, Inc. (a)	57,360	2,545,063
Seagate Technology plc (a)	58,567	2,835,229
Western Digital Corp.	77,725	3,431,559
Xerox Holdings Corp. (b)	47,491	726,137

		404,703,545

Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc. (a)	90,260	1,019,035
NIKE, Inc. - Class B	321,589	31,531,802
PVH Corp. (a)	18,396	883,928
Ralph Lauren Corp. (a)	12,390	898,523
Tapestry, Inc.	71,603	950,888
Under Armour, Inc. - Class A (a) (b)	48,873	476,023

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Under Armour, Inc. - Class C (a) (b)	50,963	$450,513
VF Corp.	82,693	5,039,311

		41,250,023

Tobacco—0.7%
Altria Group, Inc.	481,953	18,916,655
Philip Morris International, Inc.	403,829	28,292,260

		47,208,915

Trading Companies & Distributors—0.2%
Fastenal Co.	148,556	6,364,139
United Rentals, Inc. (a) (b)	18,685	2,784,813
WW Grainger, Inc. (a)	11,232	3,528,645

		12,677,597

Water Utilities—0.1%
American Water Works Co., Inc.	46,947	6,040,201

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (b)	147,785	15,391,808

Total Common Stocks (Cost $3,026,467,124)		6,648,660,807

Mutual Fund—0.1%

Investment Company Securities—0.1%
SPDR S&P 500 ETF Trust (a) (Cost $3,266,640)	12,000	3,700,320

Rights—0.0%

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (b) (Cost $36,759)	99,350	16,691

Short-Term Investments—0.4%

U.S. Treasury—0.4%
U.S. Treasury Bills
0.088%, 07/16/20 (e)	9,200,000	9,199,564
0.125%, 09/24/20 (e)	18,325,000	18,319,375

Total Short-Term Investments (Cost $27,519,266)		27,518,939

Securities Lending Reinvestments (f)—8.6%

Certificates of Deposit—4.1%
Banco del Estado de Chile
0.230%, SOFR + 0.150%, 08/25/20 (g)	5,000,000	4,997,285
0.475%, 1M LIBOR + 0.300%, 07/06/20 (g)	3,000,000	3,000,042
1.482%, 3M LIBOR + 0.130%, 07/08/20 (g)	3,000,000	3,000,579

Certificates of Deposit—(Continued)
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (g)	11,000,000	10,998,427
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (g)	5,000,000	5,000,615
Bank of Nova Scotia 0.395%, 1M LIBOR + 0.220%, 01/08/21 (g)	5,000,000	5,000,225
Barclays Bank plc 0.420%, 08/13/20	11,000,000	11,001,210
BNP Paribas S.A. New York 0.520%, 1M LIBOR + 0.340%, 10/09/20 (g)	8,000,000	8,004,072
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (g)	12,000,000	12,003,852
China Construction Bank Corp. 0.500%, 08/18/20	5,000,000	4,999,915
Cooperative Rabobank UA
0.240%, SOFR + 0160%, 09/04/20 (g)	4,000,000	3,998,916
0.427%, 3M LIBOR + 0.050%, 02/22/21 (g)	10,000,000	9,972,200
Credit Agricole S.A. 0.310%, FEDEFF PRV + 0.230%, 01/29/21 (g)	11,000,000	11,000,000
Credit Industriel et Commercial
Zero Coupon, 09/01/20	4,992,544	4,997,200
0.250%, FEDEFF PRV + 0.170%, 02/12/21 (g)	12,000,000	11,987,124
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (g)	2,000,000	2,000,244
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (g)	1,000,000	1,000,145
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (g)	5,000,000	4,987,570
0.300%, SOFR + 0.210%, 02/22/21 (g)	5,000,000	4,987,900
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	7,492,724	7,497,225
Mitsubishi UFJ Trust and Banking Corp. 0.410%, 09/21/20	13,000,000	13,001,690
Mizuho Bank, Ltd. 1.560%, 07/27/20	5,000,000	5,005,210
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (g)	10,000,000	10,000,480
MUFG Bank Ltd. 1.150%, 08/03/20	5,000,000	5,004,195
National Australia Bank, Ltd. 1.790%, 07/14/20	3,000,000	3,001,860
Natixis S.A. (New York) 0.950%, 09/09/20	4,000,000	4,004,960
NatWest Bank plc 0.310%, 09/04/20	5,000,000	4,999,900
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (g)	3,000,000	3,000,423
Rabobank International London 0.387%, 1M LIBOR + 0.210%, 01/08/21 (g)	4,000,000	3,989,960
Royal Bank of Canada New York
0.260%, FEDEFF PRV + 0.180%, 02/12/21 (g)	5,000,000	4,986,485
0.320%, SOFR + 0.240%, 07/08/20 (g)	5,000,000	4,999,865
Skandinaviska Enskilda Banken AB 1.601%, 3M LIBOR + 0.150%, 10/02/20 (g)	1,997,622	2,000,284
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (g)	7,000,000	6,998,775

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Standard Chartered Bank
0.230%, FEDEFF PRV + 0.150%, 08/26/20 (g)	10,000,000	$9,994,310
0.240%, FEDEFF PRV + 0.160%, 08/07/20 (g)	7,000,000	6,996,899
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	19,948,002	19,970,400
0.304%, 1M LIBOR + 0.120%, 07/28/20 (g)	5,000,000	5,000,120
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/18/20	1,982,958	1,999,280
0.381%, 3MLIBOR + 0.070%, 12/02/20 (g)	5,000,000	4,999,415
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (g)	7,000,000	7,000,714
Toronto-Dominion Bank 0.450%, FEDEFF PRV + 0.370%, 09/08/20 (g)	1,000,164	1,000,175
UBS AG 0.411%, 3M LIBOR + 0.080%, 12/04/20 (g)	7,000,000	6,997,410
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (g)	10,000,000	10,000,000

		275,387,556

Commercial Paper—0.6%
Bank of China, Ltd. 0.550%, 08/19/20	9,986,250	9,993,630
LMA S.A. & LMA Americas 0.950%, 10/06/20	9,943,528	9,991,340
Svenska Handelsbanken AB 0.277%, 1MLIBOR + 0.100%, 11/10/20 (g)	2,000,000	1,999,908
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (g)	18,000,000	18,000,000

		39,984,878

Master Demand Notes—0.2%
Natixis Financial Products LLC
0.310%, OBFR + 0.230%, 07/01/20 (g)	13,000,000	13,000,000
0.330%, OBFR + 0.250%, 07/01/20 (g)	1,000,000	1,000,000

		14,000,000

Repurchase Agreements—2.3%
BMO Capital Markets Repurchase Agreement dated 06/30/20 at 0.280%, due on 07/01/20 with a maturity value of $10,000,078; collateralized by various Common Stock with an aggregate market value of $11,000,086.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $20,008,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $21,811,333.	20,000,000	20,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $20,008,361; collateralized by various Common Stock with an aggregate market value of $22,000,001.	20,000,000	20,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $5,300,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $5,406,001.	5,300,000	5,300,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $3,000,008; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $3,060,003.	3,000,000	3,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $1,300,008; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $1,326,007.	1,300,000	1,300,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $5,300,049; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of$5,889,380.	5,300,000	5,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $4,314,875; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $4,401,166.	4,314,869	4,314,869
HSBC Bank plc Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,600,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.375%, maturity dates ranging from 08/31/20 - 02/15/47, and an aggregate market value of $2,653,069.	2,600,000	2,600,000
National Bank of Canada
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $12,200,071; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $13,494,527.	12,200,000	12,200,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $20,000,117; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $22,122,175.	20,000,000	20,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $4,800,031; collateralized by various Common Stock with an aggregate market value of $5,334,208.	4,800,000	4,800,000

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $9,300,470; collateralized by various Common Stock with an aggregate market value of $10,335,413.	9,300,000	$9,300,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $7,700,045; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock an aggregate market value of $8,556,376.	7,700,000	7,700,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $30,001,400; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock an aggregate market value of $33,336,529.	30,000,000	30,000,000

		155,814,869

Time Deposits—0.5%
National Bank of Canada 0.150%, OBFR + 0.070%, 07/07/20 (g)	17,000,000	17,000,000
Shinkin Central Bank 0.420%, 09/04/20	15,000,000	15,000,000

		32,000,000

Mutual Funds—0.9%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (h)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (h)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (h)	15,000,000	15,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (h)	5,000,000	5,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (h)	15,000,000	15,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (h)	5,000,000	5,000,000

Mutual Funds—(Continued)
Wells Fargo Government Money Market Fund, Select Class 0.110% (h)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (h)	2,000,000	2,000,000

		57,000,000

Total Securities Lending Reinvestments (Cost $574,230,053)		574,187,303

Total Investments—108.6% (Cost $3,631,519,842)		7,254,084,060
Other assets and liabilities (net)—(8.6)%		(573,540,257)

Net Assets—100.0%		$6,680,543,803

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $562,490,403 and the collateral received consisted of cash in the amount of $574,158,661 and non-cash collateral with a value of $1,806,159. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2020, the market value of securities pledged was $28,349,949.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
S&P 500 Index E-Mini Futures	09/18/20	200	USD	30,902,000	$(1,263,300)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,648,660,807	$—	$—	$6,648,660,807
Total Mutual Fund*	3,700,320	—	—	3,700,320
Total Rights*	16,691	—	—	16,691
Total Short-Term Investments*	—	27,518,939	—	27,518,939
Securities Lending Reinvestments
Certificates of Deposit	—	275,387,556	—	275,387,556
Commercial Paper	—	39,984,878	—	39,984,878
Master Demand Notes	—	14,000,000	—	14,000,000
Repurchase Agreements	—	155,814,869	—	155,814,869
Time Deposits	—	32,000,000	—	32,000,000
Mutual Funds	57,000,000	—	—	57,000,000
Total Securities Lending Reinvestments	57,000,000	517,187,303	—	574,187,303
Total Investments	$6,709,377,818	$544,706,242	$—	$7,254,084,060

Collateral for Securities Loaned (Liability)	$—	$(574,158,661)	$—	$(574,158,661)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,263,300)	$—	$—	$(1,263,300)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$7,246,777,540
Affiliated investments at value (c)	7,306,520
Cash	63,213
Receivable for:
Investments sold	6,404,778
Fund shares sold	712,131
Dividends	5,335,054
Variation margin on futures contracts	425,020

Total Assets	7,267,024,256
Liabilities
Collateral for securities loaned	574,158,661
Payables for:
Fund shares redeemed	9,775,728
Accrued Expenses:
Management fees	1,305,600
Distribution and service fees	416,012
Deferred trustees’ fees	154,247
Other expenses	670,205

Total Liabilities	586,480,453

Net Assets	$6,680,543,803

Net Assets Consist of:
Paid in surplus	$2,961,321,646
Distributable earnings (Accumulated losses)	3,719,222,157

Net Assets	$6,680,543,803

Net Assets
Class A	$4,589,945,964
Class B	1,899,778,993
Class D	42,852,086
Class E	128,038,253
Class G	19,928,507
Capital Shares Outstanding*
Class A	92,377,061
Class B	40,126,572
Class D	864,744
Class E	2,598,090
Class G	422,096
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$49.69
Class B	47.34
Class D	49.55
Class E	49.28
Class G	47.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,624,135,724.
(b)	Includes securities loaned at value of $562,490,403.
(c)	Identified cost of affiliated investments was $7,384,118.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends	$66,247,146
Dividends from affiliated investments	182,595
Interest	90,706
Securities lending income	1,091,980

Total investment income	67,612,427
Expenses
Management fees	8,157,635
Administration fees	118,519
Custodian and accounting fees	166,418
Distribution and service fees—Class B	2,318,213
Distribution and service fees—Class D	21,441
Distribution and service fees—Class E	94,195
Distribution and service fees—Class G	29,489
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	227,953
Insurance	23,308
Miscellaneous	389,554

Total expenses	11,606,520
Less management fee waiver	(402,436)

Net expenses	11,204,084

Net Investment Income	56,408,343

Net Realized and Unrealized Gain (Loss)
Net realized gain on :
Investments	133,977,433
Affiliated investments	116,194
Futures contracts	1,022,379

Net realized gain	135,116,006

Net change in unrealized depreciation on:
Investments	(414,863,192)
Affiliated investments	(3,091,442)
Futures contracts	(2,206,010)

Net change in unrealized depreciation	(420,160,644)

Net realized and unrealized loss	(285,044,638)

Net Decrease in Net Assets From Operations	$(228,636,295)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,408,343	$127,057,498
Net realized gain	135,116,006	442,188,450
Net change in unrealized appreciation (depreciation)	(420,160,644)	1,243,955,818

Increase (decrease) in net assets from operations	(228,636,295)	1,813,201,766

From Distributions to Shareholders
Class A	(383,220,545)	(441,724,208)
Class B	(162,118,917)	(189,695,166)
Class D	(3,552,544)	(4,576,782)
Class E	(10,616,328)	(12,911,335)
Class G	(1,683,905)	(1,993,784)

Total distributions	(561,192,239)	(650,901,275)

Increase (decrease) in net assets from capital share transactions	283,183,269	(58,970,414)

Total increase (decrease) in net assets	(506,645,265)	1,103,330,077

Net Assets
Beginning of period	7,187,189,068	6,083,858,991

End of period	$6,680,543,803	$7,187,189,068

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,706,219	$82,446,642	2,237,267	$116,341,702
Reinvestments	7,800,133	383,220,545	8,927,328	441,724,208
Redemptions	(5,188,444)	(265,877,046)	(10,258,321)	(538,138,583)

Net increase	4,317,908	$199,790,141	906,274	$19,927,327

Class B
Sales	1,969,630	$91,643,426	1,897,366	$94,207,274
Reinvestments	3,462,600	162,118,917	4,007,080	189,695,166
Redemptions	(3,472,274)	(173,419,919)	(6,984,634)	(351,748,239)

Net increase (decrease)	1,959,956	$80,342,424	(1,080,188)	$(67,845,799)

Class D
Sales	1,677	$88,939	11,277	$605,496
Reinvestments	72,501	3,552,544	92,741	4,576,782
Redemptions	(74,955)	(3,948,239)	(196,147)	(10,153,617)

Net decrease	(777)	$(306,756)	(92,129)	$(4,971,339)

Class E
Sales	66,036	$3,123,170	44,309	$2,271,550
Reinvestments	217,860	10,616,328	262,906	12,911,335
Redemptions	(208,399)	(10,913,718)	(454,245)	(23,593,244)

Net increase (decrease)	75,497	$2,825,780	(147,030)	$(8,410,359)

Class G
Sales	19,169	$902,759	51,690	$2,603,527
Reinvestments	36,066	1,683,905	42,223	1,993,784
Redemptions	(42,380)	(2,054,984)	(45,368)	(2,267,555)

Net increase	12,855	$531,680	48,545	$2,329,756

Increase (decrease) derived from capital shares transactions		$283,183,269		$(58,970,414)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$56.03		$47.25	$53.40	$46.03	$44.04	$46.21

Income (Loss) from Investment Operations
Net investment income (a)	0.47		1.02	1.01	0.92	0.89	0.85
Net realized and unrealized gain (loss)	(2.31)		13.01	(3.11)	8.74	3.98	(0.26)

Total income (loss) from investment operations	(1.84)		14.03	(2.10)	9.66	4.87	0.59

Less Distributions
Distributions from net investment income	(1.04)		(1.17)	(0.98)	(0.89)	(0.90)	(0.81)
Distributions from net realized capital gains	(3.46)		(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(4.50)		(5.25)	(4.05)	(2.29)	(2.88)	(2.76)

Net Asset Value, End of Period	$49.69		$56.03	$47.25	$53.40	$46.03	$44.04

Total Return (%) (b)	(3.19	)(c)	31.15	(4.60)	21.54	11.67	1.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.27	0.27
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.27	0.27	0.26	0.26	0.26
Ratio of net investment income to average net assets (%)	1.80	(d)	1.95	1.90	1.86	2.02	1.88
Portfolio turnover rate (%)	5	(c)	12	14	11	8	9
Net assets, end of period (in millions)	$4,589.9		$4,933.6	$4,117.9	$4,762.6	$4,347.5	$4,108.5

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.53		$45.34	$51.39	$44.37	$42.55	$44.73

Income (Loss) from Investment Operations
Net investment income (a)	0.38		0.85	0.84	0.77	0.75	0.71
Net realized and unrealized gain (loss)	(2.20)		12.45	(2.97)	8.42	3.84	(0.25)

Total income (loss) from investment operations	(1.82)		13.30	(2.13)	9.19	4.59	0.46

Less Distributions
Distributions from net investment income	(0.91)		(1.03)	(0.85)	(0.77)	(0.79)	(0.69)
Distributions from net realized capital gains	(3.46)		(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(4.37)		(5.11)	(3.92)	(2.17)	(2.77)	(2.64)

Net Asset Value, End of Period	$47.34		$53.53	$45.34	$51.39	$44.37	$42.55

Total Return (%) (b)	(3.29	)(c)	30.80	(4.83)	21.23	11.38	0.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.52	0.52
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.52	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.55	(d)	1.70	1.65	1.61	1.77	1.63
Portfolio turnover rate (%)	5	(c)	12	14	11	8	9
Net assets, end of period (in millions)	$1,899.8		$2,043.2	$1,779.4	$2,123.5	$1,988.2	$1,892.0
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$55.86		$47.11	$53.24	$45.90	$43.93	$46.10

Income (Loss) from Investment Operations
Net investment income (a)	0.44		0.96	0.95	0.87	0.84	0.80
Net realized and unrealized gain (loss)	(2.31)		12.98	(3.09)	8.71	3.97	(0.26)

Total income (loss) from investment operations	(1.87)		13.94	(2.14)	9.58	4.81	0.54

Less Distributions
Distributions from net investment income	(0.98)		(1.11)	(0.92)	(0.84)	(0.86)	(0.76)
Distributions from net realized capital gains	(3.46)		(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(4.44)		(5.19)	(3.99)	(2.24)	(2.84)	(2.71)

Net Asset Value, End of Period	$49.55		$55.86	$47.11	$53.24	$45.90	$43.93

Total Return (%) (b)	(3.24	)(c)	31.03	(4.69)	21.41	11.54	1.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.38	0.38	0.38	0.37	0.37
Net ratio of expenses to average net assets (%) (e)	0.37	(d)	0.37	0.37	0.36	0.36	0.36
Ratio of net investment income to average net assets (%)	1.70	(d)	1.85	1.80	1.77	1.92	1.76
Portfolio turnover rate (%)	5	(c)	12	14	11	8	9
Net assets, end of period (in millions)	$42.9		$48.3	$45.1	$57.0	$64.3	$84.1

	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$55.56		$46.88	$53.01	$45.71	$43.75	$45.92

Income (Loss) from Investment Operations
Net investment income (a)	0.42		0.93	0.92	0.84	0.81	0.78
Net realized and unrealized gain (loss)	(2.29)		12.91	(3.08)	8.68	3.97	(0.26)

Total income (loss) from investment operations	(1.87)		13.84	(2.16)	9.52	4.78	0.52

Less Distributions
Distributions from net investment income	(0.95)		(1.08)	(0.90)	(0.82)	(0.84)	(0.74)
Distributions from net realized capital gains	(3.46)		(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(4.41)		(5.16)	(3.97)	(2.22)	(2.82)	(2.69)

Net Asset Value, End of Period	$49.28		$55.56	$46.88	$53.01	$45.71	$43.75

Total Return (%) (b)	(3.27	)(c)	30.93	(4.72)	21.35	11.50	1.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.42	0.42
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.42	0.42	0.41	0.41	0.41
Ratio of net investment income to average net assets (%)	1.65	(d)	1.80	1.75	1.71	1.87	1.73
Portfolio turnover rate (%)	5	(c)	12	14	11	8	9
Net assets, end of period (in millions)	$128.0		$140.2	$125.2	$152.3	$144.2	$143.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.39		$45.24	$51.30	$44.29	$42.48	$44.64

Income (Loss) from Investment Operations
Net investment income (a)	0.37		0.82	0.82	0.75	0.73	0.70
Net realized and unrealized gain (loss)	(2.21)		12.44	(2.98)	8.40	3.83	(0.24)

Total income (loss) from investment operations	(1.84)		13.26	(2.16)	9.15	4.56	0.46

Less Distributions
Distributions from net investment income	(0.88)		(1.03)	(0.83)	(0.74)	(0.77)	(0.67)
Distributions from net realized capital gains	(3.46)		(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(4.34)		(5.11)	(3.90)	(2.14)	(2.75)	(2.62)

Net Asset Value, End of Period	$47.21		$53.39	$45.24	$51.30	$44.29	$42.48

Total Return (%) (b)	(3.35	)(c)	30.77	(4.89)	21.18	11.32	0.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.57	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.50	(d)	1.65	1.60	1.57	1.72	1.64
Portfolio turnover rate (%)	5	(c)	12	14	11	8	9
Net assets, end of period (in millions)	$19.9		$21.8	$16.3	$18.9	$14.0	$8.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $155,814,869. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(564,973,208)	$—	$—	$—	$(564,973,208)
Mutual Funds	(9,185,453)	—	—	—	(9,185,453)
Total Borrowings	$(574,158,661)	$—	$—	$—	$(574,158,661)
Gross amount of recognized liabilities for securities lending transactions					$(574,158,661)

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location
Equity	Unrealized depreciation on futures contracts (a)	$1,263,300

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,022,379

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(2,206,010)

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$29,632,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$310,249,900	$0	$517,350,061

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2020 were $8,157,635.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2020 were $250,175.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain	Change in Unrealized Depreciation	Ending Value as of June 30, 2020	Income earned from affiliates during the period	Number of shares held at June 30, 2020
MetLife, Inc.	$10,584,124	$—	$(302,356)	$116,194	$(3,091,442)	$7,306,520	$182,595	200,069

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$3,724,177,538

Gross unrealized appreciation	3,885,353,118
Gross unrealized depreciation	(356,709,896)

Net unrealized appreciation (depreciation)	$3,528,643,222

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$140,891,943	$135,078,703	$510,009,332	$377,989,285	$650,901,275	$513,067,988

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$140,435,638	$420,913,994	$3,947,861,156	$—	$4,509,210,788

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, E and F shares of the MFS Total Return Portfolio returned -3.99%, -4.11%, -4.06%, and -4.09%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned -3.08% and 6.14%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 0.98%.

MARKET ENVIRONMENT / CONDITIONS

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid partial recovery in the period. Heading into the crisis, economic growth in the U.S. was solid, coming off a 2.3% growth rate in 2019 amid near-record low levels on unemployment and subdued inflation. U.S. equity markets traded at all-time highs less than a month before the outbreak hit U.S. shores while credit spreads were trading at levels that made valuations somewhat rich. As the crisis unfolded, central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the COVID-19 pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The Organization of the Petroleum Exporting Countries and other alliance countries (OPEC+) later agreed on output cuts, while shale oil producers in the U.S. also decreased production, which along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil. Record levels of bond issuance and equity recapitalizations were seen during the first half of 2020, while dividend payments were cut broadly amid a wave of downgrades from credit ratings agencies. The phased reopening of many economies, optimism over the pace of development of COVID-19 vaccines and unmatched levels of global monetary and fiscal stimulus helped propel a market recovery late in the period.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, ease volatility and stimulate a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies, a departure from the usual market-dictated response to risk-off crises due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio underperformed the blended benchmark for the six-month period ended June 30, 2020. Overall, the equity portion of the Portfolio underperformed the S&P 500 Index while the fixed income portion outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, a combination of underweighting and stock selection in the Information Technology sector held back performance relative to the S&P 500 Index. Within this sector, the Portfolio’s underweight positions in both computer and personal electronics maker Apple and global software giant Microsoft, and not owing shares of computer graphics processors maker NVIDIA and digital payments technology solutions provider PayPal, weakened relative returns.

An overweight position in the Financials sector also detracted from relative results. Within this sector, the Portfolio’s overweight positions in diversified financial services firm Citigroup, global financial services firm JPMorgan Chase, financial services company Truist Financial and financial services firm U.S. Bancorp dampened relative results.

Elsewhere, an underweight position in shares of internet retailer Amazon.com and the timing of the Portfolio’s ownership in shares of social networking service provider Facebook hindered relative returns.

Within the fixed income portion of the Portfolio, the Portfolio’s lesser exposure to the “safe haven” Treasury sector weighed on results relative to the Bloomberg Barclays U.S. Aggregate Bond Index, particularly during March’s sell-off in credit. However, the modestly negative impact of comparatively low exposure over the full period was largely offset by good selection in the sector. Greater exposure to Commercial Mortgage-Backed Securities (“CMBS”) also detracted from relative performance over the period. What the data for the full period mask is a massive disparity in the bond sleeve’s relative performance results between the first half of the period and the latter half. In the first quarter of 2020, the Portfolio’s bias toward credit versus government debt was very negative for performance compared with the benchmark index, but this sharply reversed in the second quarter as credit rebounded from a liquidity crisis in March with the support of an array of programs from the Fed.

Individual stocks that benefited relative returns included the timing of the Portfolio’s ownership in shares of oil and gas production giant Exxon Mobil and not holding shares of investment conglomerate Berkshire Hathaway, aerospace company Boeing, diversified entertainment company Walt Disney, telecommunication services provider AT&T, and diversified industrial conglomerate General Electric. In addition, the Portfolio’s overweight positions in healthcare equipment manufacturer Danaher, home improvement and building products manufacturer Masco, and pharmaceutical company Eli Lilly, and holding residential home building company Toll Brothers, supported relative returns.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Within the fixed income portion of the Portfolio, greater exposure to Corporates, as well as security selection in the sector, particularly among Industrials, helped relative performance over the full period, notwithstanding relatively sharp underperformance from the sector during the first quarter. Holding on average slightly more exposure to Agency Mortgage-Backed Securities (“MBS”) versus the benchmark index, but less exposure in other government-related sectors, was also beneficial. Structured debt exposure had on balance a very modestly positive impact on relative return over the full period, given a rebound in the second quarter after underperforming the benchmark in the first quarter.

Over the trailing six months, the Portfolio increased its weighting to Information Technology, Health Care and Utilities, while reducing its exposure to Financials, Energy and Real Estate. We reduced name count within the equity portion of the Portfolio, often by reducing or eliminating positions with higher leverage and/or higher valuations, and focused on opportunities to upgrade in quality. This has included increasing exposure to higher conviction names, many of which offer best in class balance sheets, attractive valuations and high and sustainable dividend yields in our view. As of June 30, 2020, the Portfolio was overweight Financials, Industrials and Health Care and underweight Information Technology, Consumer Discretionary and Communication Services.

Over the trailing six months, as corporate bond spreads widened to very attractive levels, the fixed income segment of the Portfolio increased exposure to BBB, A, and AA-rated corporate bonds, funded through reductions in Treasury and Agency MBS exposure. As of June 30, 2020, the fixed income segment of the Portfolio was overweight corporate bonds, CMBS, Collateralized Loan Obligations, and Asset-Backed Securities; neutral in Agency MBS; and significantly underweight Treasuries.

Brooks Taylor

Steven Gorham

Joshua Marston

Jonathan Sage

Robert Persons

Johnathon Munko

Henry Peabody

Alexander Mackey

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	-3.99	2.42	5.76	8.37
Class B	-4.11	2.16	5.50	8.10
Class E	-4.06	2.27	5.60	8.20
Class F	-4.09	2.21	5.55	8.15
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	4.30	3.82
S&P 500 Index	-3.08	7.51	10.72	13.99
Blended Index	0.98	8.58	8.41	10.07

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Equity Sectors

% of Net Assets
Financials	12.0
Health Care	11.1
Information Technology	9.7
Industrials	8.6
Consumer Staples	4.9

Top Equity Holdings

% of Net Assets
Microsoft Corp.	2.2
Johnson & Johnson	2.0
Comcast Corp.	1.9
Cigna Corp.	1.6
Goldman Sachs Group, Inc. (The)	1.5

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	18.1
Corporate Bonds & Notes	16.4
Mortgage-Backed Securities	3.1
Asset-Backed Securities	2.5
Municipals	0.4

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	4.2
U.S. Treasury Notes	3.1
Freddie Mac 30 Yr. Gold Pool	2.3
U.S. Treasury Bonds	2.1
Uniform Mortgage-Backed Securities	1.7

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A	Actual	0.63%	$1,000.00	$960.10	$3.07
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class B	Actual	0.88%	$1,000.00	$958.90	$4.29
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

Class E	Actual	0.78%	$1,000.00	$959.40	$3.80
	Hypothetical*	0.78%	$1,000.00	$1,020.99	$3.92

Class F	Actual	0.83%	$1,000.00	$959.10	$4.04
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—57.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
L3Harris Technologies, Inc. (a)	15,207	$2,580,172
Lockheed Martin Corp.	8,023	2,927,753
Northrop Grumman Corp.	11,098	3,411,969

		8,919,894

Air Freight & Logistics—0.2%
United Parcel Service, Inc. - Class B	11,420	1,269,676

Auto Components—0.6%
Aptiv plc (b)	13,770	1,072,958
Lear Corp. (a)	30,189	3,291,205

		4,364,163

Banks—4.4%
Bank of America Corp.	261,196	6,203,405
JPMorgan Chase & Co.	102,809	9,670,215
PNC Financial Services Group, Inc. (The)	19,516	2,053,278
Truist Financial Corp.	209,878	7,880,919
U.S. Bancorp	121,834	4,485,928

		30,293,745

Beverages—0.7%
Diageo plc	82,772	2,747,530
PepsiCo, Inc.	17,878	2,364,544

		5,112,074

Building Products—1.8%
Johnson Controls International plc	134,953	4,607,295
Masco Corp.	115,860	5,817,331
Trane Technologies plc	19,601	1,744,097

		12,168,723

Capital Markets—4.5%
BlackRock, Inc.	5,607	3,050,713
Blackstone Group, Inc. (The) - Class A	37,270	2,111,718
Charles Schwab Corp. (The)	116,613	3,934,523
Goldman Sachs Group, Inc. (The)	53,313	10,535,715
Invesco, Ltd. (a)	110,187	1,185,612
Nasdaq, Inc.	29,535	3,528,546
Northern Trust Corp. (a)	13,020	1,033,007
State Street Corp.	17,845	1,134,050
T. Rowe Price Group, Inc.	16,014	1,977,729
TD Ameritrade Holding Corp.	65,130	2,369,429

		30,861,042

Chemicals—1.3%
Axalta Coating Systems, Ltd. (b)	56,259	1,268,640
Corteva, Inc.	19,440	520,798
DuPont de Nemours, Inc.	41,924	2,227,422
PPG Industries, Inc.	46,647	4,947,381

		8,964,241

Construction Materials—0.2%
Vulcan Materials Co. (a)	11,126	1,288,947

Electric Utilities—2.1%
Duke Energy Corp.	66,646	5,324,349
Exelon Corp.	79,781	2,895,253
FirstEnergy Corp.	27,455	1,064,705
Pinnacle West Capital Corp.	14,076	1,031,630
Southern Co. (The)	79,917	4,143,696

		14,459,633

Electrical Equipment—1.1%
Eaton Corp. plc	85,978	7,521,355

Entertainment—0.3%
Electronic Arts, Inc. (a) (b)	16,048	2,119,138

Equity Real Estate Investment Trusts—0.5%
EPR Properties (a)	23,387	774,812
Public Storage	5,617	1,077,846
STORE Capital Corp. (a)	79,747	1,898,776

		3,751,434

Food Products—2.3%
Archer-Daniels-Midland Co.	68,934	2,750,467
Danone S.A. (b)	35,449	2,449,579
General Mills, Inc. (a)	45,768	2,821,597
J.M. Smucker Co. (The) (a)	13,101	1,386,217
Mondelez International, Inc. - Class A (a)	37,696	1,927,396
Nestle S.A.	38,049	4,203,470

		15,538,726

Health Care Equipment & Supplies—2.6%
Becton Dickinson & Co.	11,367	2,719,782
Danaher Corp.	44,195	7,815,002
Medtronic plc	79,261	7,268,234

		17,803,018

Health Care Providers & Services—2.6%
Cigna Corp.	60,039	11,266,318
McKesson Corp.	27,739	4,255,717
Quest Diagnostics, Inc.	17,861	2,035,440

		17,557,475

Hotels, Restaurants & Leisure—0.4%
Starbucks Corp. (a)	37,884	2,787,884

Household Durables—0.4%
Toll Brothers, Inc. (a)	31,249	1,018,405
Whirlpool Corp. (a)	12,549	1,625,472

		2,643,877

Household Products—0.9%
Colgate-Palmolive Co.	42,819	3,136,920
Kimberly-Clark Corp.	20,882	2,951,671

		6,088,591

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—1.5%
3M Co.	22,920	$3,575,291
Honeywell International, Inc.	45,775	6,618,607

		10,193,898

Insurance—3.1%
Aon plc - Class A	31,298	6,027,995
Chubb, Ltd.	49,605	6,280,985
Marsh & McLennan Cos., Inc.	21,435	2,301,476
Reinsurance Group of America, Inc.	12,955	1,016,190
Travelers Cos., Inc. (The)	34,027	3,880,779
Willis Towers Watson plc	8,842	1,741,432

		21,248,857

Interactive Media & Services—0.4%
Alphabet, Inc. - Class A (b)	1,823	2,585,105

IT Services—2.5%
Accenture plc - Class A	30,922	6,639,572
Amdocs, Ltd.	31,749	1,932,879
Fidelity National Information Services, Inc.	24,880	3,336,159
Fiserv, Inc. (b)	38,324	3,741,189
Visa, Inc. - A Shares (a)	8,389	1,620,503

		17,270,302

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	12,149	4,402,069

Machinery—1.2%
Caterpillar, Inc.	19,036	2,408,054
Deere & Co. (a)	6,285	987,688
Ingersoll Rand, Inc. (a) (b)	66,156	1,860,307
Otis Worldwide Corp.	18,566	1,055,663
Stanley Black & Decker, Inc. (a)	15,672	2,184,363

		8,496,075

Media—2.0%
Comcast Corp. - Class A	332,067	12,943,972
Omnicom Group, Inc. (a)	11,905	650,013

		13,593,985

Metals & Mining—0.2%
Rio Tinto plc	24,262	1,365,222

Multi-Utilities—0.3%
Public Service Enterprise Group, Inc.	21,271	1,045,682
Sempra Energy	8,589	1,006,889

		2,052,571

Multiline Retail—0.6%
Target Corp.	34,893	4,184,717

Oil, Gas & Consumable Fuels—1.7%
BP plc	410,696	1,560,818
ConocoPhillips	46,465	1,952,459

Oil, Gas & Consumable Fuels—(Continued)
Enterprise Products Partners L.P.	125,544	2,281,135
Hess Corp. (a)	45,500	2,357,355
Pioneer Natural Resources Co.	9,253	904,018
Suncor Energy, Inc.	77,420	1,305,350
Valero Energy Corp.	22,005	1,294,334

		11,655,469

Pharmaceuticals—5.0%
Bayer AG	24,696	1,812,676
Eli Lilly and Co.	21,346	3,504,586
Johnson & Johnson	97,183	13,666,845
Merck & Co., Inc.	94,308	7,292,838
Pfizer, Inc.	118,116	3,862,393
Roche Holding AG	12,162	4,210,868

		34,350,206

Professional Services—0.4%
Equifax, Inc.	15,297	2,629,248

Road & Rail—1.2%
Union Pacific Corp.	47,748	8,072,754

Semiconductors & Semiconductor Equipment—2.9%
Analog Devices, Inc.	8,645	1,060,223
Applied Materials, Inc.	28,177	1,703,300
Intel Corp.	99,434	5,949,136
NXP Semiconductors NV	21,901	2,497,590
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	66,271	3,762,205
Texas Instruments, Inc.	41,413	5,258,208

		20,230,662

Software—3.1%
Adobe, Inc. (b)	8,894	3,871,647
Microsoft Corp.	75,312	15,326,745
Oracle Corp.	44,802	2,476,207

		21,674,599

Specialty Retail—0.7%
Home Depot, Inc. (The)	11,596	2,904,914
Tractor Supply Co. (a)	13,420	1,768,622

		4,673,536

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	15,685	5,721,888

Tobacco—1.0%
Altria Group, Inc.	13,634	535,134
Philip Morris International, Inc.	93,181	6,528,261

		7,063,395

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. (b)	21,019	2,189,129

Total Common Stocks (Cost $331,815,715)		397,167,323

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—18.1%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—12.9%
Fannie Mae 15 Yr. Pool
2.500%, 11/01/31	41,560	$43,609
2.500%, 06/01/35	646,572	677,229
3.000%, 11/01/28	113,000	119,708
3.000%, 09/01/30	75,020	79,003
3.000%, 12/01/31	889,113	950,160
3.000%, 08/01/33	71,438	75,040
3.000%, 10/01/33	765,100	804,302
3.000%, 12/01/33	102,600	107,889
5.000%, 07/01/20	119	125
5.000%, 08/01/20	359	378
5.000%, 12/01/20	187	196
5.500%, 01/01/21	1,064	1,068
5.500%, 03/01/21	618	623
6.000%, 01/01/21	2,216	2,226
6.000%, 05/01/21	1,018	1,025
Fannie Mae 20 Yr. Pool
3.000%, 07/01/37	186,877	197,643
3.000%, 11/01/37	356,546	377,205
3.500%, 04/01/38	343,053	363,768
Fannie Mae 30 Yr. Pool
2.500%, 02/01/50	515,257	541,328
2.500%, 06/01/50	50,708	54,188
2.500%, 07/01/50	277,723	294,071
3.000%, 09/01/46	163,545	176,737
3.000%, 10/01/46	648,550	700,869
3.000%, 11/01/46	835,078	902,443
3.000%, 06/01/50	116,574	126,483
3.000%, 07/01/50	575,000	606,604
3.500%, 11/01/41	35,615	38,942
3.500%, 01/01/42	507,858	556,811
3.500%, 01/01/43	176,792	191,349
3.500%, 04/01/43	616,886	667,740
3.500%, 05/01/43	662,531	716,409
3.500%, 07/01/43	879,690	950,859
3.500%, 08/01/43	280,589	303,705
3.500%, 09/01/43	1,180,620	1,276,495
3.500%, 02/01/45	861,528	943,980
3.500%, 09/01/45	901,163	964,959
3.500%, 10/01/45	667,709	727,941
3.500%, 01/01/46	215,624	235,695
3.500%, 05/01/46	381,258	410,945
3.500%, 07/01/46	916,678	996,423
3.500%, 10/01/46	238,220	254,002
3.500%, 12/01/46	706,141	749,915
3.500%, 01/01/47	98,852	104,774
3.500%, 11/01/48	49,247	52,081
4.000%, 09/01/40	816,292	895,800
4.000%, 11/01/40	188,302	206,641
4.000%, 12/01/40	441,679	484,813
4.000%, 02/01/41	516,722	567,034
4.000%, 06/01/41	481,076	527,898
4.000%, 11/01/41	170,549	187,252
4.000%, 01/01/42	1,227,457	1,347,219
4.000%, 04/01/42	162,785	178,784
4.000%, 10/01/42	140,602	154,433

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 12/01/42	147,444	161,911
4.000%, 01/01/43	179,388	196,855
4.000%, 04/01/43	44,350	48,683
4.000%, 05/01/43	310,352	340,802
4.000%, 06/01/43	210,228	229,965
4.000%, 07/01/43	177,296	192,990
4.000%, 04/01/44	104,635	114,861
4.000%, 05/01/44	368,704	404,642
4.000%, 11/01/44	162,670	176,331
4.000%, 06/01/47	637,128	679,160
4.500%, 08/01/33	97,885	106,959
4.500%, 03/01/34	298,375	326,353
4.500%, 01/01/40	99,274	110,442
4.500%, 08/01/40	24,701	27,473
4.500%, 02/01/41	171,575	191,009
4.500%, 04/01/41	312,278	347,592
4.500%, 11/01/42	93,507	104,022
4.500%, 01/01/43	221,585	247,129
4.500%, 04/01/44	1,298,505	1,444,292
4.500%, 06/01/44	130,142	144,743
5.000%, 11/01/33	58,310	66,883
5.000%, 03/01/34	48,157	55,226
5.000%, 05/01/34	19,290	22,131
5.000%, 08/01/34	19,741	22,653
5.000%, 09/01/34	75,921	87,080
5.000%, 06/01/35	49,326	56,545
5.000%, 07/01/35	156,397	179,284
5.000%, 08/01/35	47,677	54,780
5.000%, 09/01/35	33,339	38,300
5.000%, 10/01/35	128,366	147,191
5.000%, 07/01/39	136,442	156,660
5.000%, 10/01/39	63,093	71,023
5.000%, 11/01/39	40,209	46,180
5.000%, 11/01/40	59,412	67,406
5.000%, 01/01/41	5,927	6,477
5.000%, 03/01/41	32,958	37,691
5.500%, 02/01/33	22,098	25,050
5.500%, 05/01/33	2,185	2,404
5.500%, 06/01/33	105,716	120,889
5.500%, 07/01/33	93,220	106,632
5.500%, 11/01/33	57,334	65,665
5.500%, 12/01/33	10,798	11,882
5.500%, 01/01/34	70,224	78,564
5.500%, 02/01/34	74,996	85,272
5.500%, 03/01/34	24,276	27,227
5.500%, 04/01/34	32,659	36,003
5.500%, 05/01/34	180,015	205,426
5.500%, 06/01/34	211,483	241,631
5.500%, 07/01/34	74,946	83,801
5.500%, 09/01/34	205,816	228,708
5.500%, 10/01/34	260,300	294,835
5.500%, 11/01/34	295,729	335,235
5.500%, 12/01/34	162,503	186,010
5.500%, 01/01/35	214,782	246,318
5.500%, 04/01/35	41,051	47,090

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 07/01/35	15,845	$17,435
5.500%, 08/01/35	7,170	7,882
5.500%, 09/01/35	135,230	155,217
6.000%, 02/01/32	55,618	62,431
6.000%, 03/01/34	13,108	14,695
6.000%, 04/01/34	142,044	162,733
6.000%, 06/01/34	151,593	174,042
6.000%, 07/01/34	118,097	135,219
6.000%, 08/01/34	158,996	181,793
6.000%, 10/01/34	101,312	117,764
6.000%, 11/01/34	26,775	30,026
6.000%, 12/01/34	7,891	8,773
6.000%, 08/01/35	18,843	21,250
6.000%, 09/01/35	22,578	25,707
6.000%, 10/01/35	50,167	57,400
6.000%, 11/01/35	8,437	9,389
6.000%, 12/01/35	50,625	57,968
6.000%, 02/01/36	68,155	76,867
6.000%, 04/01/36	45,357	51,158
6.000%, 06/01/36	7,854	9,148
6.000%, 07/01/37	72,961	83,748
6.500%, 06/01/31	20,360	23,136
6.500%, 07/01/31	3,504	3,897
6.500%, 09/01/31	21,222	24,246
6.500%, 02/01/32	11,729	13,642
6.500%, 07/01/32	52,825	61,931
6.500%, 08/01/32	40,809	46,356
6.500%, 01/01/33	23,053	26,657
6.500%, 04/01/34	41,423	47,160
6.500%, 06/01/34	16,054	18,590
6.500%, 08/01/34	13,414	14,918
6.500%, 04/01/36	11,070	12,311
6.500%, 05/01/36	34,580	40,850
6.500%, 02/01/37	53,686	62,832
6.500%, 05/01/37	29,190	33,949
6.500%, 07/01/37	39,126	46,528
Fannie Mae Pool
2.280%, 11/01/26	149,601	159,893
2.410%, 05/01/23	86,541	89,888
2.550%, 05/01/23	138,815	144,709
2.700%, 07/01/25	121,000	130,694
5.000%, 03/01/26	80,145	92,935
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	59,130	59,915
2.000%, 05/25/44	117,800	120,885
2.000%, 02/25/46	148,820	154,228
2.000%, 04/25/46	118,233	122,407
3.000%, 02/25/33 (c)	126,357	13,704
3.250%, 05/25/40	68,914	74,402
3.500%, 05/25/25	178,144	184,838
4.000%, 10/25/40	79,376	88,351
4.000%, 07/25/46 (c)	135,715	25,522
5.000%, 03/25/25	27,238	28,857
5.500%, 02/15/36 (c)	31,887	6,300

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES (CMO)
2.670%, 12/25/26 (d)	511,000	557,786
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/24	79,654	84,893
6.000%, 05/01/21	1,187	1,195
6.000%, 10/01/21	6,025	6,119
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	627,744	664,317
3.500%, 11/01/37	400,292	424,730
3.500%, 05/01/38	108,857	115,332
4.000%, 08/01/37	78,420	84,416
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	418,824	447,992
3.000%, 04/01/43	963,345	1,048,130
3.000%, 05/01/43	846,919	922,336
3.000%, 05/01/46	409,266	442,410
3.000%, 10/01/46	824,273	891,030
3.000%, 11/01/46	1,550,105	1,662,676
3.000%, 03/01/48	145,470	153,310
3.500%, 02/01/42	364,065	398,196
3.500%, 04/01/42	267,066	296,678
3.500%, 12/01/42	624,417	685,636
3.500%, 04/01/43	167,047	183,429
3.500%, 07/01/43	37,781	40,889
3.500%, 08/01/43	395,788	427,186
3.500%, 12/01/45	361,628	385,665
3.500%, 11/01/46	327,714	348,201
3.500%, 12/01/46	1,522,427	1,618,462
3.500%, 01/01/47	1,008,820	1,073,205
4.000%, 11/01/40	448,652	491,754
4.000%, 01/01/41	918,759	1,007,239
4.000%, 04/01/44	290,010	317,139
4.000%, 08/01/47	744,791	793,457
4.500%, 04/01/35	26,145	28,553
4.500%, 07/01/39	144,138	160,273
4.500%, 09/01/39	81,938	91,120
4.500%, 10/01/39	46,675	51,909
4.500%, 12/01/39	72,512	80,674
4.500%, 05/01/42	130,655	145,191
5.000%, 09/01/33	113,820	130,664
5.000%, 03/01/34	27,357	31,323
5.000%, 04/01/34	20,850	23,938
5.000%, 08/01/35	25,695	29,433
5.000%, 10/01/35	62,966	72,214
5.000%, 11/01/35	40,997	46,984
5.000%, 12/01/36	31,127	35,694
5.000%, 07/01/39	221,765	254,782
5.500%, 12/01/33	148,739	171,415
5.500%, 01/01/34	90,372	103,675
5.500%, 04/01/34	15,515	17,085
5.500%, 11/01/34	12,303	13,684
5.500%, 12/01/34	7,655	8,420
5.500%, 05/01/35	22,280	24,710
5.500%, 09/01/35	29,690	33,055
5.500%, 10/01/35	19,977	22,067
6.000%, 04/01/34	70,922	80,039

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
6.000%, 07/01/34	22,966	$25,907
6.000%, 08/01/34	163,467	189,451
6.000%, 09/01/34	2,334	2,596
6.000%, 07/01/35	25,702	30,006
6.000%, 08/01/35	30,380	35,383
6.000%, 11/01/35	33,653	38,487
6.000%, 03/01/36	18,480	20,591
6.000%, 10/01/36	24,833	28,321
6.000%, 03/01/37	7,080	7,869
6.000%, 05/01/37	37,346	41,981
6.000%, 06/01/37	30,306	35,271
6.500%, 05/01/34	11,340	12,976
6.500%, 06/01/34	52,239	59,743
6.500%, 08/01/34	45,809	50,967
6.500%, 10/01/34	44,966	51,703
6.500%, 11/01/34	39,510	43,959
6.500%, 05/01/37	31,187	35,562
6.500%, 07/01/37	42,725	48,913
Freddie Mac 30 Yr. Pool
3.000%, 05/01/50	148,264	161,224
3.000%, 07/01/50	36,957	39,507
Freddie Mac Multifamily Structured Pass-Through Certificates
0.325%, 11/25/27 (c) (d)	5,207,000	80,258
0.371%, 12/25/27 (c) (d)	3,235,000	61,361
0.400%, 11/25/24 (c) (d)	4,908,000	60,214
0.406%, 09/25/27 (c) (d)	3,341,000	69,313
0.413%, 12/25/27 (c) (d)	3,579,000	80,075
0.419%, 11/25/27 (c) (d)	3,674,571	70,454
0.431%, 08/25/24 (c) (d)	4,897,000	68,822
0.445%, 11/25/32 (c) (d)	2,794,179	78,941
0.456%, 11/25/27 (c) (d)	3,346,165	74,972
0.461%, 08/25/27 (c) (d)	3,107,000	73,937
0.490%, 10/25/24 (c) (d)	6,451,018	82,523
0.491%, 09/25/27 (c) (d)	2,702,758	65,221
0.494%, 12/25/27 (c) (d)	5,700,391	140,316
0.529%, 08/25/24 (c) (d)	8,883,304	125,184
0.565%, 08/25/27 (c) (d)	2,129,043	58,610
0.631%, 07/25/24 (c) (d)	4,483,000	90,714
0.712%, 07/25/27 (c) (d)	3,866,042	139,705
0.733%, 07/25/24 (c) (d)	1,611,709	31,239
0.757%, 11/25/29 (c) (d)	3,677,729	191,078
0.774%, 06/25/27 (c) (d)	4,356,000	184,569
0.889%, 06/25/27 (c) (d)	1,472,309	65,372
1.023%, 04/25/24 (c) (d)	1,829,946	48,456
1.218%, 07/25/29 (c) (d)	256,771	21,698
1.270%, 08/25/29 (c) (d)	1,597,428	141,169
1.868%, 04/25/30 (c) (d)	360,025	58,374
2.510%, 11/25/22	489,000	508,605
2.670%, 12/25/24	507,000	548,149
2.791%, 01/25/22	474,000	487,638
3.010%, 07/25/25	134,000	147,862
3.060%, 07/25/23 (d)	59,000	63,021
3.064%, 08/25/24 (d)	255,000	276,517
3.111%, 02/25/23	695,000	734,898
3.151%, 11/25/25	317,000	352,966

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
3.171%, 10/25/24	424,000	466,548
3.117%, 06/25/27	354,000	401,829
3.187%, 09/25/27 (d)	242,000	276,744
3.244%, 08/25/27	920,000	1,055,342
3.250%, 04/25/23 (d)	803,000	854,715
3.320%, 02/25/23	227,000	241,423
3.413%, 12/25/26	248,000	284,391
3.430%, 01/25/27 (d)	242,707	278,664
3.458%, 08/25/23 (d)	566,000	611,700
3.650%, 02/25/28 (d)	285,000	335,333
3.900%, 04/25/28	528,000	632,255
Freddie Mac REMICS (CMO)
3.000%, 07/15/39	73,085	78,755
3.000%, 07/15/41	138,722	145,321
3.500%, 06/15/42	61,000	69,252
4.500%, 12/15/40 (c)	34,772	3,330
5.000%, 01/15/40	97,022	111,403
Ginnie Mae I 30 Yr. Pool
3.500%, 12/15/41	299,756	329,411
3.500%, 02/15/42	80,880	86,948
4.500%, 09/15/33	53,721	59,427
4.500%, 11/15/39	154,068	171,769
4.500%, 03/15/40	183,425	209,884
4.500%, 04/15/40	189,811	211,647
4.500%, 06/15/40	75,167	84,107
5.000%, 03/15/34	19,034	21,748
5.000%, 06/15/34	46,163	52,765
5.000%, 12/15/34	20,696	23,653
5.000%, 06/15/35	6,601	7,223
5.500%, 11/15/32	56,989	62,686
5.500%, 08/15/33	162,360	187,838
5.500%, 12/15/33	84,991	99,213
5.500%, 09/15/34	71,724	83,721
5.500%, 10/15/35	8,790	9,781
6.000%, 12/15/28	21,637	24,833
6.000%, 12/15/31	17,090	19,516
6.000%, 03/15/32	1,002	1,114
6.000%, 10/15/32	109,459	130,410
6.000%, 01/15/33	18,857	21,027
6.000%, 02/15/33	1,347	1,529
6.000%, 04/15/33	110,575	131,670
6.000%, 08/15/33	931	1,042
6.000%, 07/15/34	55,311	65,351
6.000%, 09/15/34	22,666	25,215
6.000%, 01/15/38	75,686	90,076
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (e)	800,000	841,781
3.000%, 04/20/45	258,107	274,647
3.000%, 04/20/46	123,941	131,884
3.000%, 08/20/46	132,956	141,454
3.000%, 09/20/46	300,269	319,199
3.000%, 11/20/47	1,559,149	1,653,955
3.000%, 01/20/48	2,141,904	2,271,988
3.000%, 02/20/48	130,287	138,199
3.000%, 04/20/48	42,053	44,631

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (e)	375,000	$397,192
3.500%, 06/20/43	471,142	512,083
3.500%, 07/20/43	593,901	645,525
3.500%, 11/20/47	132,043	140,475
3.500%, 03/20/48	1,582,608	1,683,744
4.000%, 01/20/41	557,301	614,383
4.000%, 02/20/41	137,733	151,809
4.000%, 04/20/41	107,647	118,661
4.000%, 02/20/42	141,430	155,883
4.500%, 07/20/33	8,908	9,778
4.500%, 09/20/33	6,182	6,791
4.500%, 12/20/34	4,088	4,489
4.500%, 03/20/35	27,584	30,286
4.500%, 01/20/41	143,908	160,802
5.000%, 07/20/33	20,866	23,602
6.000%, 01/20/35	26,303	30,207
6.000%, 02/20/35	12,882	14,801
6.000%, 04/20/35	23,209	26,642
Government National Mortgage Association (CMO)
0.659%, 02/16/59 (c) (d)	2,197,271	115,034
2.500%, 07/20/32	125,000	132,959
4.000%, 07/20/41	80,000	89,456
4.500%, 09/20/41	71,885	79,936
Uniform Mortgage-Backed Securities
1.500%, TBA (e)	275,000	278,910
2.000%, TBA (e)	1,600,000	1,645,532
2.500%, TBA (e)	5,615,000	5,856,421
3.000%, TBA (e)	3,750,000	3,944,677
4.000%, TBA (e)	50,000	52,979

		88,747,123

U.S. Treasury—5.2%
U.S. Treasury Bonds
2.375%, 11/15/49	4,250,000	5,246,592
2.500%, 02/15/45	68,000	83,850
2.875%, 05/15/43	988,000	1,290,421
2.875%, 11/15/46	2,439,000	3,241,869
3.000%, 02/15/48	2,332,000	3,191,105
3.500%, 02/15/39	1,093,000	1,545,997
6.250%, 08/15/23	80,000	95,138
U.S. Treasury Notes
1.375%, 01/31/22 (a)	11,000,000	11,208,828
1.625%, 05/31/23	1,200,000	1,250,531
1.750%, 11/30/21	8,350,000	8,536,896

		35,691,227

Total U.S. Treasury & Government Agencies (Cost $118,721,438)		124,438,350

Corporate Bonds & Notes—16.4%

Aerospace/Defense—0.3%
BAE Systems plc 3.400%, 04/15/30 (144A)	336,000	366,435

Aerospace/Defense—(Continued)
L3Harris Technologies, Inc. 3.850%, 06/15/23	792,000	861,102
Lockheed Martin Corp. 2.800%, 06/15/50	131,000	138,176
Raytheon Technologies Corp. 4.125%, 11/16/28	562,000	662,296

		2,028,009

Agriculture—0.1%
BAT Capital Corp.
4.700%, 04/02/27 (a)	132,000	150,843
4.906%, 04/02/30	365,000	428,604

		579,447

Auto Manufacturers—0.5%
General Motors Co. 6.750%, 04/01/46	374,000	407,628
General Motors Financial Co., Inc.
2.750%, 06/20/25	355,000	349,841
4.350%, 04/09/25	203,000	214,249
Hyundai Capital America
2.650%, 02/10/25 (144A)	324,000	325,357
3.000%, 02/10/27 (144A)	562,000	554,975
Magna International, Inc.
2.450%, 06/15/30	766,000	783,965
Toyota Motor Credit Corp. 3.375%, 04/01/30	392,000	450,441
Volkswagen Group of America Finance LLC 3.350%, 05/13/25 (144A)	305,000	327,479

		3,413,935

Auto Parts & Equipment—0.2%
Lear Corp.
3.800%, 09/15/27	801,000	812,894
4.250%, 05/15/29	275,000	282,202

		1,095,096

Banks—2.7%
Banco de Credito del Peru 5.375%, 09/16/20	835,000	841,947
Bank of America Corp.
2.496%, 3M LIBOR + 0.990%, 02/13/31 (d)	687,000	720,106
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	510,000	536,397
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	591,000	645,486
3.500%, 04/19/26	496,000	558,320
4.100%, 07/24/23 (a)	1,270,000	1,394,615
4.125%, 01/22/24	1,357,000	1,503,297
Bank of New York Mellon Corp. (The) 1.600%, 04/24/25	631,000	653,522
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	863,379
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (d)	980,000	1,017,003

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.600%, 02/07/30	980,000	$1,023,074
JPMorgan Chase & Co.
2.956%, SOFR + 2.515%, 05/13/31 (d)	192,000	204,169
3.109%, SOFR + 2.460%, 04/22/41 (d)	983,000	1,058,178
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a) (d)	1,362,000	1,543,185
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	400,000	483,260
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (d)	1,442,000	1,531,603
3.125%, 01/23/23	132,000	139,960
3.875%, 04/29/24	557,000	615,918
4.000%, 07/23/25	396,000	448,980
National Securities Clearing Corp. 1.500%, 04/23/25 (144A)	442,000	452,063
PNC Bank N.A. 2.700%, 10/22/29	250,000	266,418
Royal Bank of Canada 1.150%, 06/10/25	954,000	955,290
State Street Corp. 2.901%, SOFR + 2.600%, 03/30/26 (144A) (d)	142,000	154,062
Truist Bank 2.250%, 03/11/30	946,000	955,394

		18,565,626

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	706,000	1,118,930
Constellation Brands, Inc.
3.500%, 05/09/27	1,077,000	1,191,542
Diageo Capital plc 2.375%, 10/24/29	835,000	891,210
Keurig Dr Pepper, Inc.
3.200%, 05/01/30	123,000	136,070
3.800%, 05/01/50	252,000	287,472
PepsiCo, Inc. 3.500%, 03/19/40	197,000	234,137

		3,859,361

Building Materials—0.2%
CRH America Finance, Inc. 4.500%, 04/04/48 (144A)	362,000	395,410
Martin Marietta Materials, Inc.
2.500%, 03/15/30	78,000	78,588
3.500%, 12/15/27	297,000	326,992
Masco Corp. 4.375%, 04/01/26	623,000	711,184
Vulcan Materials Co. 3.500%, 06/01/30	132,000	143,342

		1,655,516

Chemicals—0.1%
Sherwin-Williams Co. (The) 4.500%, 06/01/47	402,000	489,156

Commercial Services—0.6%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	672,000	860,639
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	619,785
IHS Markit, Ltd.
3.625%, 05/01/24	121,000	129,748
4.000%, 03/01/26 (144A)	627,000	693,468
4.250%, 05/01/29	181,000	207,084
4.750%, 02/15/25 (144A)	191,000	213,920
RELX Capital, Inc. 3.000%, 05/22/30	214,000	231,733
Verisk Analytices, Inc. 4.125%, 03/15/29	762,000	890,131

		3,846,508

Computers—0.3%
Apple, Inc.
2.050%, 09/11/26	131,000	139,967
2.850%, 05/11/24	654,000	704,307
3.850%, 05/04/43	370,000	458,896
3.850%, 08/04/46	326,000	406,104
Dell International LLC / EMC Corp. 4.900%, 10/01/26 (144A)	583,000	641,915

		2,351,189

Cosmetics/Personal Care—0.1%
Estee Lauder Cos., Inc. (The) 2.600%, 04/15/30	317,000	345,698

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.650%, 07/21/27 (a)	320,000	283,105
4.875%, 01/16/24	150,000	149,010
Avolon Holdings Funding, Ltd.
3.250%, 02/15/27 (144A)	248,000	200,283
4.375%, 05/01/26 (144A)	243,000	204,322
Capital One Financial Corp. 3.750%, 03/09/27 (a)	621,000	685,681
E*TRADE Financial Corp.
2.950%, 08/24/22	247,000	257,307
4.500%, 06/20/28	348,000	402,355
Intercontinental Exchange, Inc.
2.100%, 06/15/30	737,000	750,823
2.350%, 09/15/22 (a)	135,000	140,333
4.000%, 10/15/23 (a)	350,000	387,399
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	940,787
Visa, Inc. 3.150%, 12/14/25 (a)	1,511,000	1,685,727
Western Union Co. (The) 2.850%, 01/10/25	198,000	206,186

		6,293,318

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—1.1%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	$483,538
Duke Energy Corp. 2.650%, 09/01/26	131,000	142,027
Enel Finance International NV
2.650%, 09/10/24 (144A)	334,000	348,885
4.875%, 06/14/29 (144A)	496,000	585,750
Evergy, Inc. 2.900%, 09/15/29	566,000	606,371
Exelon Corp. 4.050%, 04/15/30	660,000	761,927
FirstEnergy Corp. 3.400%, 03/01/50	374,000	398,749
Georgia Power Co. 3.700%, 01/30/50	51,000	56,340
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	474,000	548,083
Northern States Power Co. 2.600%, 06/01/51	657,000	662,317
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	795,000	1,042,743
PPL Capital Funding, Inc.
3.400%, 06/01/23	480,000	508,228
5.000%, 03/15/44	296,000	349,409
Xcel Energy, Inc.
3.400%, 06/01/30 (a)	335,000	384,809
3.500%, 12/01/49	390,000	434,820

		7,313,996

Environmental Control—0.1%
Republic Services, Inc. 3.950%, 05/15/28	446,000	520,730

Food—0.1%
General Mills, Inc.
2.875%, 04/15/30	152,000	165,250
4.000%, 04/17/25	729,000	824,792

		990,042

Gas—0.3%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	1,228,000	1,346,301
4.250%, 07/15/27 (144A)	93,000	103,802
East Ohio Gas Co. (The) 2.000%, 06/15/30 (144A)	457,000	456,036
NiSource, Inc. 5.650%, 02/01/45	176,000	238,572

		2,144,711

Healthcare-Products—0.8%
Abbott Laboratories 4.900%, 11/30/46	674,000	967,558
Alcon Finance Corp.
2.600%, 05/27/30 (144A) (a)	200,000	205,554
3.800%, 09/23/49 (144A) (a)	462,000	509,951

Healthcare-Products—(Continued)
Boston Scientific Corp. 3.750%, 03/01/26	813,000	923,180
Thermo Fisher Scientific, Inc.
2.950%, 09/19/26	851,000	941,290
3.200%, 08/15/27 (a)	867,000	967,102
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	955,000	1,038,310

		5,552,945

Healthcare-Services—0.5%
HCA, Inc. 5.125%, 06/15/39	645,000	751,604
Laboratory Corp. of America Holdings
3.200%, 02/01/22	213,000	220,948
3.250%, 09/01/24	558,000	602,273
4.700%, 02/01/45	236,000	287,168
Northwell Healthcare, Inc.
3.979%, 11/01/46	57,000	59,612
4.260%, 11/01/47	456,000	507,590
UnitedHealth Group, Inc.
3.500%, 08/15/39	250,000	290,610
3.700%, 08/15/49	653,000	772,199

		3,492,004

Household Products/Wares—0.2%
Kimberly-Clark Corp. 3.100%, 03/26/30	88,000	100,170
Reckitt Benckiser Treasury Services plc
2.750%, 06/26/24 (144A)	348,000	369,954
3.625%, 09/21/23 (144A)	1,070,000	1,151,049

		1,621,173

Insurance—0.7%
AIA Group, Ltd. 3.375%, 04/07/30 (144A)	224,000	243,996
American International Group, Inc.
4.125%, 02/15/24 (a)	750,000	836,778
4.875%, 06/01/22 (a)	1,292,000	1,393,397
Aon Corp. 3.750%, 05/02/29	801,000	917,346
Hartford Financial Services Group, Inc. (The) 3.600%, 08/19/49	325,000	342,529
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A)	407,000	429,873
Marsh & McLennan Cos., Inc. 4.750%, 03/15/39	298,000	382,475

		4,546,394

Internet—0.4%
Amazon.com, Inc. 2.500%, 06/03/50	546,000	552,211
Booking Holdings, Inc.
2.750%, 03/15/23	1,244,000	1,304,228
4.500%, 04/13/27	158,000	181,378

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Tencent Holdings, Ltd. 2.390%, 06/03/30 (144A)	548,000	$547,185

		2,585,002

Investment Company—0.3%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,867,796

Lodging—0.2%
Las Vegas Sands Corp. 3.900%, 08/08/29	326,000	320,378
Marriott International, Inc.
4.000%, 04/15/28	698,000	702,663
4.625%, 06/15/30	87,000	90,454

		1,113,495

Machinery-Diversified—0.4%
CNH Industrial Capital LLC 4.200%, 01/15/24 (a)	605,000	644,630
Roper Technologies, Inc.
2.000%, 06/30/30	526,000	526,259
2.950%, 09/15/29	167,000	182,377
4.200%, 09/15/28	281,000	329,232
Westinghouse Air Brake Technologies Corp.
3.200%, 06/15/25	243,000	248,071
4.950%, 09/15/28	648,000	721,009

		2,651,578

Media—0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.908%, 07/23/25	523,000	599,741
5.375%, 05/01/47	149,000	175,879
Comcast Corp.
2.800%, 01/15/51	319,000	326,024
3.450%, 02/01/50	521,000	590,518
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,867,124
Walt Disney Co. (The)
3.500%, 05/13/40 (a)	499,000	543,736
3.600%, 01/13/51	306,000	340,253

		4,443,275

Mining—0.1%
Glencore Funding LLC 4.125%, 05/30/23 (144A)	468,000	500,306

Oil & Gas—0.6%
Eni S.p.A. 4.750%, 09/12/28 (144A)	617,000	687,469
Equinor ASA 7.750%, 06/15/23	100,000	118,889
Marathon Petroleum Corp. 4.750%, 09/15/44	406,000	423,890

Oil & Gas—(Continued)
Pacific Gas and Electric Co.
2.100%, 08/01/27	166,000	163,936
3.300%, 08/01/40	319,000	310,403
Phillips 66 2.150%, 12/15/30	1,182,000	1,143,896
Total Capital International S.A. 3.127%, 05/29/50	593,000	605,304
Valero Energy Corp. 4.900%, 03/15/45 (a)	896,000	1,054,390

		4,508,177

Pharmaceuticals—0.2%
Becton Dickinson & Co.
3.125%, 11/08/21	344,000	352,878
4.669%, 06/06/47	656,000	811,955
Cigna Corp. 3.200%, 03/15/40	192,000	203,319

		1,368,152

Pipelines—0.6%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (144A)	514,000	526,311
Enbridge, Inc. 2.500%, 01/15/25	330,000	342,689
Enterprise Products Operating LLC 4.200%, 01/31/50	281,000	310,913
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	749,289
ONEOK, Inc. 4.950%, 07/13/47	869,000	836,706
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30	540,000	531,756
Sabine Pass Liquefaction LLC
4.500%, 05/15/30 (144A)	177,000	195,440
5.000%, 03/15/27	579,000	647,739
Spectra Energy Partners L.P. 3.375%, 10/15/26	285,000	306,658

		4,447,501

Real Estate Investment Trusts—0.9%
American Tower Corp.
3.000%, 06/15/23	343,000	365,792
3.100%, 06/15/50	538,000	528,611
3.600%, 01/15/28	415,000	463,335
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	433,000	442,281
Crown Castle International Corp.
1.350%, 07/15/25	242,000	242,846
3.650%, 09/01/27 (a)	942,000	1,049,192
Equinix, Inc.
1.800%, 07/15/27	628,000	628,647
2.625%, 11/18/24	969,000	1,031,617
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	574,000	621,114

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
ProLogis L.P. 2.250%, 04/15/30	249,000	$262,131
VEREIT Operating Partnership L.P. 3.100%, 12/15/29 (a)	527,000	507,807

		6,143,373

Retail—0.5%
Best Buy Co., Inc. 4.450%, 10/01/28 (a)	725,000	841,010
Costco Wholesale Corp. 1.750%, 04/20/32 (a)	655,000	664,943
Home Depot, Inc. (The) 3.900%, 06/15/47 (a)	402,000	491,599
Target Corp. 2.250%, 04/15/25	991,000	1,060,094
TJX Cos., Inc. (The) 3.875%, 04/15/30	158,000	185,636

		3,243,282

Semiconductors—0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.500%, 01/15/28	984,000	1,039,245
Broadcom, Inc.
4.150%, 11/15/30 (144A)	205,000	223,049
4.250%, 04/15/26 (144A)	428,000	476,574
4.300%, 11/15/32 (144A)	533,000	588,391
Intel Corp. 4.750%, 03/25/50	732,000	1,031,312

		3,358,571

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.844%, 05/01/25 (144A)	180,000	195,448

Software—0.2%
Fiserv, Inc.
2.650%, 06/01/30	147,000	155,078
4.400%, 07/01/49 (a)	527,000	641,047
Microsoft Corp. 2.525%, 06/01/50	643,000	665,318

		1,461,443

Specialty Retail—0.0%
TJX Cos., Inc. (The)
3.750%, 04/15/27	132,000	150,580
4.500%, 04/15/50	111,000	141,927

		292,507

Telecommunications—0.5%
AT&T, Inc. 5.450%, 03/01/47	548,000	716,805

Telecommunications—(Continued)
Deutsche Telekom AG 3.625%, 01/21/50 (144A)	382,000	422,392
T-Mobile USA, Inc.
2.050%, 02/15/28 (144A)	546,000	546,257
4.500%, 04/15/50 (144A)	67,000	78,923
Verizon Communications, Inc.
4.272%, 01/15/36	655,000	810,919
4.812%, 03/15/39	782,000	1,021,544

		3,596,840

Total Corporate Bonds & Notes (Cost $103,115,098)		112,481,600

Mortgage-Backed Securities—3.1%

Collateralized Mortgage Obligations—0.1%
Seasoned Credit Risk Transfer Trust
3.000%, 02/25/59	348,179	376,366
3.500%, 08/25/58	89,807	102,526
3.500%, 10/25/58	289,415	320,235

		799,127

Commercial Mortgage-Backed Securities—3.0%
AREIT Trust
1.175%, 1M LIBOR + 0.980%, 11/14/35 (144A) (d)	671,923	659,324
1.495%, 1M LIBOR + 1.300%, 09/14/36 (144A) (d)	1,053,000	1,010,979
Bancorp Commercial Mortgage Trust
1.085%, 1M LIBOR + 0.900%, 09/15/35 (144A) (d)	496,762	477,954
1.485%, 1M LIBOR + 1.300%, 09/15/36 (144A) (d)	1,060,205	1,003,786
BANK 3.714%, 04/15/52	875,000	1,012,937
BDS, Ltd. 1.594%, 1M LIBOR + 1.400%, 08/15/35 (144A) (d)	1,322,500	1,278,196
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,429,594
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	798,343
Exantas Capital Corp., Ltd. 1.194%, 1M LIBOR + 1.000%, 04/15/36 (144A) (d)	141,390	136,794
GS Mortgage Securities Trust
3.048%, 11/10/52	655,025	722,149
3.382%, 05/10/50	1,387,991	1,500,426
JPMBB Commercial Mortgage Securities Trust
3.227%, 10/15/48	1,036,740	1,109,433
3.494%, 01/15/48	1,590,000	1,719,237
MF1, Ltd. 1.315%, 1M LIBOR + 1.130%, 12/25/34 (144A) (d)	1,320,000	1,296,900
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	579,545
Morgan Stanley Capital Trust 3.530%, 06/15/50	470,148	523,137
UBS Commercial Mortgage Trust 2.921%, 10/15/52	743,153	804,267

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
3.146%, 12/15/52	2,786,885	$3,098,716
3.540%, 05/15/48	1,410,327	1,536,020

		20,697,737

Total Mortgage-Backed Securities (Cost $20,722,434)		21,496,864

Asset-Backed Securities—2.5%

Asset-Backed - Automobile—0.4%
Avis Budget Rental Car Funding AESOP LLC 3.450%, 03/20/23 (144A)	1,220,000	1,223,934
Chesapeake Funding II LLC 3.040%, 04/15/30 (144A)	252,830	258,368
Exeter Automobile Receivables Trust 2.260%, 04/15/24 (144A)	215,000	217,181
GLS Auto Receivables Issuer Trust 2.170%, 02/15/24 (144A)	290,069	293,338
Santander Retail Auto Lease Trust 1.880%, 03/20/24 (144A)	487,000	484,679
Veros Automobile Receivables Trust 1.670%, 09/15/23 (144A)	567,958	567,236

		3,044,736

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 1.784%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	335,774	337,939
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	83,633	85,965
Home Equity Loan Trust 5.320%, 12/25/35 (d)	114,700	114,916

		538,820

Asset-Backed - Other—2.0%
ALM, Ltd. 2.619%, 3M LIBOR + 1.400%, 10/15/27 (144A) (d)	1,395,000	1,346,231
American Tower Trust I 3.070%, 03/15/48 (144A)	911,000	932,099
BDS, Ltd. 1.294%, 1M LIBOR + 1.100%, 08/15/36 (144A) (d)	757,500	735,783
Cutwater, Ltd. 2.439%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	1,382,817	1,359,970
Dryden 55 CLO, Ltd. 2.239%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,396,130
Dryden Senior Loan Fund 2.119%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	663,000	650,695
Figueroa CLO, Ltd. 2.719%, 3M LIBOR + 1.500%, 01/15/27 (144A) (d)	420,000	411,342
Fort Credit LLC 1.540%, 1M LIBOR + 1.350%, 11/16/35 (144A) (d)	518,500	513,459
KREF, Ltd. 1.294%, 1M LIBOR + 1.100%, 06/15/36 (144A) (d)	691,000	680,635

Asset-Backed - Other—(Continued)
Mountain Hawk CLO, Ltd. 2.935%, 3M LIBOR + 1.800%, 04/18/25 (144A) (d)	1,463,576	1,449,463
Navistar Financial Dealer Note Master Trust 0.815%, 1M LIBOR + 0.630%, 09/25/23 (144A) (d)	808,000	805,043
Neuberger Berman CLO, Ltd. 2.019%, 3M LIBOR + 0.800%, 01/15/28 (144A) (d)	590,354	580,601
Oaktree CLO, Ltd. 2.485%, 3M LIBOR + 1.350%, 10/20/27 (144A) (d)	254,518	245,109
Small Business Administration Participation Certificates
4.350%, 07/01/23	55,471	57,506
4.770%, 04/01/24	3,544	3,716
4.950%, 03/01/25	26,236	27,609
4.990%, 09/01/24	13,613	14,311
5.110%, 08/01/25	35,177	37,469
5.180%, 05/01/24	5,403	5,729
5.520%, 06/01/24	13,785	14,680
Sound Point CLO, Ltd. 2.025%, 3M LIBOR + 0.890%, 01/20/28 (144A) (d)	176,503	174,503
Venture XII CLO, Ltd. 1.571%, 3M LIBOR + 1.200%, 02/28/26 (144A) (d)	1,378,000	1,322,318
Verizon Owner Trust 1.980%, 07/22/24	782,000	789,011

		13,553,412

Total Asset-Backed Securities (Cost $17,330,983)		17,136,968

Convertible Preferred Stocks—0.8%

Health Care Equipment & Supplies—0.1%
Danaher Corp. 4.750%, 04/15/22	418	521,192

Healthcare-Products—0.3%
Boston Scientific Corp. 5.500%, 06/01/23 (a) (b)	17,347	1,816,057

Multi-Utilities—0.2%
CenterPoint Energy, Inc. 7.000%, 09/01/21 (a)	49,976	1,777,147

Telecommunications—0.2%
T-Mobile U.S., Inc. 5.250%, 06/01/23 (144A) (a) (b)	1,603	1,635,140

Total Convertible Preferred Stocks (Cost $6,314,535)		5,749,536

Municipals—0.4%
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	966,720

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Municipals—(Continued)

Security Description	Shares/ Principal Amount*	Value
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,050,000	$1,779,404

Total Municipals (Cost $2,116,005)		2,746,124

Preferred Stocks—0.4%

Auto Components—0.2%
Aptiv plc 5.500%, 06/15/23	11,000	1,130,580

Technology Hardware, Storage & Peripherals—0.2%
Samsung Electronics Co., Ltd.	38,953	1,521,200

Total Preferred Stocks (Cost $2,602,268)		2,651,780

Short-Term Investment—1.9%

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $12,964,351; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 07/15/24 with a value of $13,223,702.	12,964,351	12,964,351

Total Short-Term Investments (Cost $12,964,351)		12,964,351

Securities Lending Reinvestments (f)—5.4%

Certificates of Deposit—1.0%
Agricultural Bank of China 0.700%, 08/06/20	500,000	500,122
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (d)	3,000,000	3,000,963
Industrial & Commercial Bank of China Corp. 0.550%, 09/15/20	1,000,000	999,974
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 09/09/20	1,998,162	1,998,720
Standard Chartered Bank 0.240%, FEDEFF PRV + 0.160%, 08/07/20 (d)	500,000	499,778

		6,999,557

Commercial Paper—0.1%
Bank of China, Ltd. 0.550%, 08/19/20	998,625	999,363

Repurchase Agreements—1.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $1,500,627; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $500,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $510,000.	500,000	500,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $300,001; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $100,001; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $102,001.	100,000	100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $1,044,994; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $1,065,893.	1,044,993	1,044,993
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $1,500,076; collateralized by various Common Stock with an aggregate market value of $1,667,002.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $1,400,008; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $1,555,705.	1,400,000	1,400,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $4,000,187; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $4,444,871.	4,000,000	4,000,000

		10,344,993

Mutual Funds—2.8%
BlackRock Liquidity Funds, Institutional Shares 0.100% (g)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (g)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (g)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (g)	1,000,000	1,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (g)	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 0.100% (g)	5,000,000	$5,000,000

		19,000,000

Total Securities Lending Reinvestments (Cost $37,342,845)		37,343,913

Total Investments—106.7% (Cost $653,045,672)		734,176,809
Other assets and liabilities (net)—(6.7)%		(46,298,460)

Net Assets—100.0%		$687,878,349

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $40,589,008 and the collateral received consisted of cash in the amount of $37,341,779 and non-cash collateral with a value of $4,590,079. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Interest only security.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the market value of 144A securities was $43,513,396, which is 6.3% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,919,894	$—	$—	$8,919,894
Air Freight & Logistics	1,269,676	—	—	1,269,676
Auto Components	4,364,163	—	—	4,364,163
Banks	30,293,745	—	—	30,293,745
Beverages	2,364,544	2,747,530	—	5,112,074
Building Products	12,168,723	—	—	12,168,723
Capital Markets	30,861,042	—	—	30,861,042
Chemicals	8,964,241	—	—	8,964,241
Construction Materials	1,288,947	—	—	1,288,947
Electric Utilities	14,459,633	—	—	14,459,633
Electrical Equipment	7,521,355	—	—	7,521,355
Entertainment	2,119,138	—	—	2,119,138
Equity Real Estate Investment Trusts	3,751,434	—	—	3,751,434
Food Products	8,885,677	6,653,049	—	15,538,726
Health Care Equipment & Supplies	17,803,018	—	—	17,803,018
Health Care Providers & Services	17,557,475	—	—	17,557,475
Hotels, Restaurants & Leisure	2,787,884	—	—	2,787,884
Household Durables	2,643,877	—	—	2,643,877
Household Products	6,088,591	—	—	6,088,591
Industrial Conglomerates	10,193,898	—	—	10,193,898
Insurance	21,248,857	—	—	21,248,857
Interactive Media & Services	2,585,105	—	—	2,585,105
IT Services	17,270,302	—	—	17,270,302
Life Sciences Tools & Services	4,402,069	—	—	4,402,069
Machinery	8,496,075	—	—	8,496,075
Media	13,593,985	—	—	13,593,985
Metals & Mining	—	1,365,222	—	1,365,222
Multi-Utilities	2,052,571	—	—	2,052,571
Multiline Retail	4,184,717	—	—	4,184,717
Oil, Gas & Consumable Fuels	10,094,651	1,560,818	—	11,655,469
Pharmaceuticals	28,326,662	6,023,544	—	34,350,206
Professional Services	2,629,248	—	—	2,629,248
Road & Rail	8,072,754	—	—	8,072,754
Semiconductors & Semiconductor Equipment	20,230,662	—	—	20,230,662
Software	21,674,599	—	—	21,674,599
Specialty Retail	4,673,536	—	—	4,673,536
Technology Hardware, Storage & Peripherals	5,721,888	—	—	5,721,888
Tobacco	7,063,395	—	—	7,063,395
Wireless Telecommunication Services	2,189,129	—	—	2,189,129
Total Common Stocks	378,817,160	18,350,163	—	397,167,323
Total U.S. Treasury & Government Agencies*	—	124,438,350	—	124,438,350
Total Corporate Bonds & Notes*	—	112,481,600	—	112,481,600
Total Mortgage-Backed Securities*	—	21,496,864	—	21,496,864

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Asset-Backed Securities*	$—	$17,136,968	$—	$17,136,968
Total Convertible Preferred Stocks*	5,749,536	—	—	5,749,536
Total Municipals*	—	2,746,124	—	2,746,124
Preferred Stocks
Auto Parts & Equipment	1,130,580	—	—	1,130,580
Technology Hardware, Storage & Peripherals	—	1,521,200	—	1,521,200
Total Preferred Stocks	1,130,580	1,521,200	—	2,651,780
Total Short-Term Investment*	—	12,964,351	—	12,964,351
Securities Lending Reinvestments
Certificates of Deposit	—	6,999,557	—	6,999,557
Commercial Paper	—	999,363	—	999,363
Repurchase Agreements	—	10,344,993	—	10,344,993
Mutual Funds	19,000,000	—	—	19,000,000
Total Securities Lending Reinvestments	19,000,000	18,343,913	—	37,343,913
Total Investments	$404,697,276	$329,479,533	$—	$734,176,809

Collateral for Securities Loaned (Liability)	$—	$(37,341,779)	$—	$(37,341,779)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$734,176,809
Receivable for:
Investments sold	2,677,563
TBA securities sold	6,016,884
Fund shares sold	185,532
Dividends and interest	2,451,632

Total Assets	745,508,420
Liabilities
Collateral for securities loaned	37,341,779
Payables for:
Investments purchased	353,712
TBA securities purchased	19,006,977
Fund shares redeemed	203,185
Accrued Expenses:
Management fees	322,328
Distribution and service fees	93,378
Deferred trustees’ fees	136,561
Other expenses	172,151

Total Liabilities	57,630,071

Net Assets	$687,878,349

Net Assets Consist of:
Paid in surplus	$579,320,919
Distributable earnings (Accumulated losses)	108,557,430

Net Assets	$687,878,349

Net Assets
Class A	$161,371,174
Class B	178,898,182
Class E	21,595,457
Class F	326,013,536
Capital Shares Outstanding*
Class A	1,044,838
Class B	1,176,939
Class E	140,690
Class F	2,132,019
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$154.45
Class B	152.00
Class E	153.50
Class F	152.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $653,045,672.
(b)	Includes securities loaned at value of $40,589,008.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$5,649,118
Interest	4,229,352
Securities lending income	89,914

Total investment income	9,968,384
Expenses
Management fees	1,964,978
Administration fees	21,492
Custodian and accounting fees	80,928
Distribution and service fees—Class B	225,413
Distribution and service fees—Class E	16,333
Distribution and service fees—Class F	329,278
Audit and tax services	32,819
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	45,307
Insurance	2,726
Miscellaneous	7,724

Total expenses	2,764,489

Net Investment Income	7,203,895

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	22,264,316
Foreign currency transactions	(28,367)

Net realized gain	22,235,949

Net change in unrealized appreciation (depreciation) on:
Investments	(61,118,454)
Foreign currency transactions	5,171

Net change in unrealized depreciation	(61,113,283)

Net realized and unrealized loss	(38,877,334)

Net Decrease in Net Assets From Operations	$(31,673,439)

(a)	Net of foreign withholding taxes of $73,179.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,203,895	$15,743,331
Net realized gain	22,235,949	32,165,348
Net change in unrealized appreciation (depreciation)	(61,113,283)	91,376,758

Increase (decrease) in net assets from operations	(31,673,439)	139,285,437

From Distributions to Shareholders
Class A	(11,033,123)	(10,786,327)
Class B	(11,906,217)	(13,537,894)
Class E	(1,447,586)	(1,459,723)
Class F	(21,913,077)	(22,324,786)

Total distributions	(46,300,003)	(48,108,730)

Increase (decrease) in net assets from capital share transactions	5,621,702	(66,160,009)

Total increase (decrease) in net assets	(72,351,740)	25,016,698

Net Assets
Beginning of period	760,230,089	735,213,391

End of period	$687,878,349	$760,230,089

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	20,356	$3,294,037	44,743	$7,380,729
Reinvestments	71,518	11,033,123	67,715	10,786,327
Redemptions	(58,837)	(9,440,323)	(150,082)	(24,669,616)

Net increase (decrease)	33,037	$4,886,837	(37,624)	$(6,502,560)

Class B
Sales	30,299	$4,628,608	38,308	$6,215,590
Reinvestments	78,408	11,906,217	86,284	13,537,894
Redemptions	(102,602)	(16,299,497)	(332,853)	(53,364,294)

Net increase (decrease)	6,105	$235,328	(208,261)	$(33,610,810)

Class E
Sales	3,188	$487,214	3,740	$619,396
Reinvestments	9,441	1,447,586	9,217	1,459,723
Redemptions	(12,661)	(2,024,648)	(20,029)	(3,273,051)

Net decrease	(32)	$(89,848)	(7,072)	$(1,193,932)

Class F
Sales	39,126	$6,383,095	90,036	$14,733,390
Reinvestments	143,457	21,913,077	141,475	22,324,786
Redemptions	(172,483)	(27,706,787)	(379,241)	(61,910,883)

Net increase (decrease)	10,100	$589,385	(147,730)	$(24,852,707)

Increase (decrease) derived from capital shares transactions		$5,621,702		$(66,160,009)

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$172.66		$153.14	$177.03	$170.50	$168.01		$172.72

Income (Loss) from Investment Operations
Net investment income (a)	1.81		3.67	3.68	3.55	3.94	(b)	3.66
Net realized and unrealized gain (loss)	(8.71)		26.62	(12.86)	16.87	10.93		(3.83)

Total income (loss) from investment operations	(6.90)		30.29	(9.18)	20.42	14.87		(0.17)

Less Distributions
Distributions from net investment income	(4.17)		(4.05)	(4.04)	(4.55)	(5.10)		(4.54)
Distributions from net realized capital gains	(7.14)		(6.72)	(10.67)	(9.34)	(7.28)		0.00

Total distributions	(11.31)		(10.77)	(14.71)	(13.89)	(12.38)		(4.54)

Net Asset Value, End of Period	$154.45		$172.66	$153.14	$177.03	$170.50		$168.01

Total Return (%) (c)	(3.99	)(d)	20.37	(5.57)	12.44	9.20		(0.16)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.63	(e)	0.63	0.62	0.61	0.61		0.60
Ratio of net investment income to average net assets (%)	2.25	(e)	2.23	2.20	2.05	2.34	(b)	2.13
Portfolio turnover rate (%)	48	(d)(f)	42 (f)	29 (f)	35 (f)	35	(f)	41 (f)
Net assets, end of period (in millions)	$161.4		$174.7	$160.7	$184.8	$178.0		$165.9

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$169.83		$150.75	$174.48	$168.22	$165.89		$170.57

Income (Loss) from Investment Operations
Net investment income (a)	1.58		3.21	3.21	3.06	3.48	(b)	3.20
Net realized and unrealized gain (loss)	(8.57)		26.19	(12.66)	16.66	10.77		(3.79)

Total income (loss) from investment operations	(6.99)		29.40	(9.45)	19.72	14.25		(0.59)

Less Distributions
Distributions from net investment income	(3.70)		(3.60)	(3.61)	(4.12)	(4.64)		(4.09)
Distributions from net realized capital gains	(7.14)		(6.72)	(10.67)	(9.34)	(7.28)		0.00

Total distributions	(10.84)		(10.32)	(14.28)	(13.46)	(11.92)		(4.09)

Net Asset Value, End of Period	$152.00		$169.83	$150.75	$174.48	$168.22		$165.89

Total Return (%) (c)	(4.11	)(d)	20.07	(5.81)	12.17	8.92		(0.40)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	(e)	0.88	0.87	0.86	0.86		0.85
Ratio of net investment income to average net assets (%)	2.00	(e)	1.98	1.95	1.79	2.09	(b)	1.88
Portfolio turnover rate (%)	48	(d)(f)	42 (f)	29 (f)	35 (f)	35	(f)	41 (f)
Net assets, end of period (in millions)	$178.9		$198.8	$207.9	$250.9	$227.4		$223.0
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$171.52		$152.17	$175.98	$169.55	$167.11		$171.80

Income (Loss) from Investment Operations
Net investment income (a)	1.67		3.40	3.41	3.27	3.67	(b)	3.39
Net realized and unrealized gain (loss)	(8.65)		26.45	(12.78)	16.79	10.86		(3.82)

Total income (loss) from investment operations	(6.98)		29.85	(9.37)	20.06	14.53		(0.43)

Less Distributions
Distributions from net investment income	(3.90)		(3.78)	(3.77)	(4.29)	(4.81)		(4.26)
Distributions from net realized capital gains	(7.14)		(6.72)	(10.67)	(9.34)	(7.28)		0.00

Total distributions	(11.04)		(10.50)	(14.44)	(13.63)	(12.09)		(4.26)

Net Asset Value, End of Period	$153.50		$171.52	$152.17	$175.98	$169.55		$167.11

Total Return (%) (c)	(4.06	)(d)	20.19	(5.72)	12.28	9.03		(0.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(e)	0.78	0.77	0.76	0.76		0.75
Ratio of net investment income to average net assets (%)	2.09	(e)	2.08	2.05	1.90	2.19	(b)	1.98
Portfolio turnover rate (%)	48	(d)(f)	42 (f)	29 (f)	35 (f)	35	(f)	41 (f)
Net assets, end of period (in millions)	$21.6		$24.1	$22.5	$27.1	$26.3		$27.1

	Class F
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$170.86		$151.61	$175.36	$168.99	$166.59		$171.25

Income (Loss) from Investment Operations
Net investment income (a)	1.63		3.31	3.31	3.17	3.57	(b)	3.29
Net realized and unrealized gain (loss)	(8.63)		26.34	(12.72)	16.73	10.83		(3.79)

Total income (loss) from investment operations	(7.00)		29.65	(9.41)	19.90	14.40		(0.50)

Less Distributions
Distributions from net investment income	(3.81)		(3.68)	(3.66)	(4.19)	(4.72)		(4.16)
Distributions from net realized capital gains	(7.14)		(6.72)	(10.68)	(9.34)	(7.28)		0.00

Total distributions	(10.95)		(10.40)	(14.34)	(13.53)	(12.00)		(4.16)

Net Asset Value, End of Period	$152.91		$170.86	$151.61	$175.36	$168.99		$166.59

Total Return (%) (c)	(4.09	)(d)	20.13	(5.76)	12.22	8.97		(0.35)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(e)	0.83	0.82	0.81	0.81		0.80
Ratio of net investment income to average net assets (%)	2.05	(e)	2.03	2.00	1.85	2.14	(b)	1.93
Portfolio turnover rate (%)	48	(d)(f)	42 (f)	29 (f)	35 (f)	35	(f)	41 (f)
Net assets, end of period (in millions)	$326.0		$362.6	$344.1	$422.6	$429.0		$450.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 30%, 29%, 28%, 35%, 34%, and 37% for the six months ended June 30, 2020 and the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $12,964,351. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,344,993. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(26,108,883)	$—	$—	$—	$(26,108,883)
Convertible Preferred Stocks	(1,531,614)	—	—	—	(1,531,614)
Corporate Bonds & Notes	(7,386,383)	—	—	—	(7,386,383)
U.S. Treasury & Government Agencies	(2,314,899)	—	—	—	(2,314,899)
Total Borrowings	$(37,341,779)	$—	$—	$—	$(37,341,779)
Gross amount of recognized liabilities for securities lending transactions					$(37,341,779)

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions but excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$159,632,397	$176,716,919	$227,238,288	$157,725,956

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2020 were as follows:

Purchases	Sales
$130,335,712	$142,354,361

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$1,964,978	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (The “Subadvisor”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$654,339,586

Gross unrealized appreciation	99,433,362
Gross unrealized depreciation	(19,521,444)

Net unrealized appreciation (depreciation)	$79,911,918

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$17,201,996	$20,298,439	$30,906,734	$48,305,318	$48,108,730	$68,603,757

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$16,290,972	$29,930,145	$140,451,577	$—	$186,672,694

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-31

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, D and E shares of the MFS Value Portfolio returned -12.87%, -12.99%, -12.90%, and -12.99%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index, returned -16.26%.

MARKET ENVIRONMENT / CONDITIONS

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid partial recovery in the period. Heading into the crisis, economic growth in the U.S. was solid, coming off a 2.3% growth rate in 2019 amid near-record low levels on unemployment and subdued inflation. U.S. equity markets traded at all-time highs less than a month before the outbreak hit U.S. shores while credit spreads were trading at levels that made valuations somewhat rich. As the crisis unfolded, central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The Organization of the Petroleum Exporting Countries and other alliance countries (OPEC+) later agreed on output cuts, while shale oil producers in the U.S. also decreased production, which along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil. Record levels of bond issuance and equity recapitalizations were seen during the first half of 2020, while dividend payments were cut broadly amid a wave of downgrades from credit ratings agencies. The phased reopening of many economies, optimism over the pace of development of coronavirus vaccines and unmatched levels of global monetary and fiscal stimulus helped propel a market recovery late in the period.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, ease volatility and stimulate a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies, a departure from the usual market-dictated response to risk-off crises due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the six months ended June 30, 2020. Overall, stock selection was the primary contributor to the Portfolio’s relative outperformance.

Stock selection within both the Financials and Industrials sector contributed to performance relative to the Russell 1000 Value Index. Within the Financials sector, an overweight position in securities exchange services provider NASDAQ and avoiding poor-performing financial services firm Bank of America bolstered relative results. NASDAQ benefitted from higher volatility during the period and, with a meaningful proportion of its revenues derived from a subscription-based business model, was less impacted by COVID-19 related disruptions. Not owning Bank of America was beneficial as the company reported mixed fourth-quarter financial results, owing to a fall in net interest income and net interest margins. Within the Industrials sector, the Portfolio’s overweight holdings of consumer credit reporting agency Equifax and industrial products and equipment manufacturer Illinois Tool Works boosted relative returns. Equifax’s stock price recovered from the market downturn after the company reported revenues that exceeded expectations, driven by outperformance in its mortgage segment. U.S. mortgage market inquiries increased at a historically high level, fueled by the record-low interest rate environment.

An underweight allocation to the Energy sector was another meaningful contributor to relative performance, led by the Portfolio’s underweight position in integrated oil and gas company Exxon Mobil.

Elsewhere, holdings of Information Technology (“IT”) servicing firm Accenture and global food company Nestle also aided relative performance. Accenture reported higher-than-expected revenue and earnings per share and new bookings growth was particularly strong due to increased demand for digital, cloud, and security services, while Nestle benefitted from solid performance in the developed markets and better overall pricing. Additionally, overweight positions in semiconductor company Texas Instruments, who reported better-than-expected earnings, driven by higher revenues and a quarter-over-quarter increase in gross margins; life sciences supply company Thermo Fisher Scientific, who reported organic revenue growth higher than anticipated, primarily driven by significant COVID-19-related revenues and slower-than-expected declines in its core business; and healthcare equipment manufacturer Danaher contributed positively to relative results.

Individual stocks that hampered relative Portfolio returns included underweight positions in semiconductor company Intel and household products maker Procter & Gamble. During the first quarter, in

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

which we did not own the stock, shares of Intel outperformed the market as it was expected to benefit from an increased data center investment cycle to support public cloud growth as well as benefitting from a PC upgrade cycle as consumers and businesses adapted to a remote working and learning environment. In addition, overweight positions in financial services firms U.S. Bancorp, JPMorgan Chase, Citigroup and PNC Financial Services Group underperformed as a number of financials lagged broader equity indices as global central banks provided record amounts of economic stimulus and lowered interest rates, which has historically pressured margins of financial firms. The Portfolio’s out-of-benchmark holdings of integrated energy company Suncor Energy (Canada) further weighed on relative performance as the stock price declined on severely damaged oil market fundamentals, given the combined economic demand shock from the COVID-19 outbreak, and supply shock related to increased oil supply as Saudi Arabia and Russia failed to reach an agreement on curtailing oil production levels. Additionally, not owning shares of strong-performing building material and home improvement product seller Home Depot, retail giant Walmart and biotech firm Gilead Sciences negatively impacted relative results.

The Portfolio’s sector allocation positioning is a residual of bottom-up portfolio construction. At the end of the period, the Portfolio’s top overweights were to Financials, Health Care, and Industrials, while being most underweight the Consumer Discretionary, Communications Services, and Real Estate sectors. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic view. Over the trailing six-month period ended June 30, 2020 the most significant changes to the Portfolio included increased exposure to Health Care, Utilities, and IT sectors while the Portfolio’s absolute weight to Financials declined during the period.

Steven R. Gorham

Nevin P. Chitkara

Katherine Cannan

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
MFS Value Portfolio
Class A	-12.87	-4.38	6.31	11.33	—
Class B	-12.99	-4.63	6.05	11.04	—
Class D	-12.90	-4.50	6.20	—	8.54
Class E	-12.99	-4.57	6.15	11.16	—
Russell 1000 Value Index	-16.26	-8.84	4.64	10.41	—

1 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Johnson & Johnson	4.1
JPMorgan Chase & Co.	3.9
Comcast Corp. - Class A	2.9
Accenture plc - Class A	2.8
Medtronic plc	2.7
Aon plc - Class A	2.5
Honeywell International, Inc.	2.4
Cigna Corp.	2.4
Texas Instruments, Inc.	2.3
Northrop Grumman Corp.	2.3

Top Sectors

% of Net Assets
Financials	24.8
Health Care	19.7
Industrials	17.2
Information Technology	10.9
Utilities	7.7
Consumer Staples	7.1
Materials	3.6
Communication Services	3.4
Energy	2.8
Consumer Discretionary	1.0

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.58%	$1,000.00	$871.30	$2.70
	Hypothetical*	0.58%	$1,000.00	$1,021.98	$2.92

Class B (a)	Actual	0.83%	$1,000.00	$870.10	$3.86
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

Class D (a)	Actual	0.68%	$1,000.00	$871.00	$3.16
	Hypothetical*	0.68%	$1,000.00	$1,021.48	$3.42

Class E (a)	Actual	0.73%	$1,000.00	$870.10	$3.39
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.2%
Lockheed Martin Corp.	96,026	$35,041,808
Northrop Grumman Corp.	226,379	69,597,960
Raytheon Technologies Corp.	338,826	20,878,458

		125,518,226

Auto Components—0.2%
Aptiv plc	93,662	7,298,143

Banks—9.3%
Citigroup, Inc.	1,189,730	60,795,203
JPMorgan Chase & Co.	1,225,887	115,306,931
PNC Financial Services Group, Inc. (The)	282,064	29,675,954
Truist Financial Corp. (a)	812,735	30,518,199
U.S. Bancorp (a)	1,173,268	43,199,728

		279,496,015

Beverages—2.0%
Diageo plc	1,291,741	42,877,990
PepsiCo, Inc.	132,678	17,547,992

		60,425,982

Building Products—2.9%
Carrier Global Corp.	246,695	5,481,563
Johnson Controls International plc	882,131	30,115,952
Masco Corp.	513,242	25,769,881
Trane Technologies plc	270,282	24,049,693

		85,417,089

Capital Markets—6.3%
BlackRock, Inc.	70,412	38,310,465
Goldman Sachs Group, Inc. (The)	247,861	48,982,291
Moody’s Corp. (a)	68,679	18,868,181
Nasdaq, Inc.	378,568	45,227,519
State Street Corp. (a)	307,567	19,545,883
T. Rowe Price Group, Inc.	138,334	17,084,249

		188,018,588

Chemicals—3.6%
DuPont de Nemours, Inc. (a)	422,256	22,434,461
PPG Industries, Inc. (a)	442,942	46,978,429
Sherwin-Williams Co. (The) (a)	64,719	37,397,874

		106,810,764

Consumer Finance—0.8%
American Express Co. (a)	261,190	24,865,288

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.	262,450	14,468,869

Electric Utilities—6.5%
American Electric Power Co., Inc. (a)	222,347	17,707,715
Duke Energy Corp.	844,126	67,437,226
FirstEnergy Corp. (a)	970,871	37,650,377
Southern Co. (The) (a)	1,052,868	54,591,206

Electric Utilities—(Continued)
Xcel Energy, Inc.	293,387	18,336,688

		195,723,212

Electrical Equipment—1.3%
Eaton Corp. plc	437,459	38,268,913

Equity Real Estate Investment Trusts—0.3%
Public Storage	53,388	10,244,623

Food Products—3.2%
Archer-Daniels-Midland Co.	415,115	16,563,088
Danone S.A. (b)	181,202	12,521,329
J.M. Smucker Co. (The) (a)	83,209	8,804,344
Nestle S.A.	526,589	58,175,020

		96,063,781

Health Care Equipment & Supplies—6.7%
Abbott Laboratories	511,311	46,749,165
Boston Scientific Corp. (b)	642,086	22,543,639
Danaher Corp.	294,676	52,107,557
Medtronic plc	876,490	80,374,133

		201,774,494

Health Care Providers & Services—3.3%
Cigna Corp. (a)	376,059	70,567,471
McKesson Corp.	188,938	28,986,868

		99,554,339

Hotels, Restaurants & Leisure—0.3%
Marriott International, Inc. - Class A (a)	104,272	8,939,239

Household Products—1.4%
Colgate-Palmolive Co.	91,637	6,713,326
Kimberly-Clark Corp.	136,491	19,293,003
Reckitt Benckiser Group plc	178,197	16,399,208

		42,405,537

Industrial Conglomerates—2.4%
Honeywell International, Inc.	490,054	70,856,908

Insurance—8.4%
Aon plc - Class A (a)	387,921	74,713,585
Chubb, Ltd.	487,290	61,700,660
Marsh & McLennan Cos., Inc. (a)	564,706	60,632,484
Travelers Cos., Inc. (The) (a)	464,080	52,928,324

		249,975,053

IT Services—5.8%
Accenture plc - Class A (a)	396,235	85,079,579
Fidelity National Information Services, Inc.	327,758	43,949,070
Fiserv, Inc. (b)	444,401	43,382,426

		172,411,075

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—1.8%
Thermo Fisher Scientific, Inc. (a)	149,900	$54,314,766

Machinery—3.4%
Illinois Tool Works, Inc.	327,814	57,318,278
Otis Worldwide Corp.	169,413	9,632,823
Stanley Black & Decker, Inc. (a)	237,966	33,167,701

		100,118,802

Media—3.0%
Comcast Corp. - Class A (a)	2,263,450	88,229,281

Multi-Utilities—1.1%
Dominion Energy, Inc. (a)	417,701	33,908,967

Oil, Gas & Consumable Fuels—2.8%
Chevron Corp.	221,398	19,755,344
ConocoPhillips	560,651	23,558,555
EOG Resources, Inc. (a)	295,295	14,959,645
Pioneer Natural Resources Co. (a)	89,066	8,701,748
Suncor Energy, Inc.	967,467	16,312,109

		83,287,401

Pharmaceuticals—7.8%
Johnson & Johnson	869,867	122,329,396
Merck & Co., Inc.	553,085	42,770,063
Pfizer, Inc.	1,599,244	52,295,279
Roche Holding AG	47,827	16,559,216

		233,953,954

Professional Services—1.2%
Equifax, Inc. (a)	204,736	35,190,024

Road & Rail—2.0%
Canadian National Railway Co.	210,322	18,628,220
Union Pacific Corp.	246,404	41,659,524

		60,287,744

Semiconductors & Semiconductor Equipment—5.1%
Analog Devices, Inc.	184,438	22,619,476
Intel Corp.	563,075	33,688,777
NXP Semiconductors NV	230,059	26,235,929
Texas Instruments, Inc. (a)	553,363	70,260,500

		152,804,682

Specialty Retail—0.5%
Lowe’s Cos., Inc.	112,661	15,222,754

Tobacco—0.5%
Philip Morris International, Inc. (a)	209,147	14,652,839

Total Common Stocks (Cost $2,364,660,522)		2,950,507,352

Short-Term Investment—1.3%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $37,133,383; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $37,876,101.	37,133,383	37,133,383

Total Short-Term Investments (Cost $37,133,383)		37,133,383

Securities Lending Reinvestments (c)—6.4%

Certificates of Deposit—2.2%
Agricultural Bank of China 0.700%, 08/06/20	2,000,000	2,000,488
Bank of Montreal (Chicago) 0.295%, 1M LIBOR + 0.110%, 11/13/20 (d)	2,000,000	1,999,714
Barclays Bank plc 0.420%, 08/13/20	5,000,000	5,000,550
China Construction Bank Corp. 0.550%, 08/25/20	2,000,000	2,000,117
Credit Industriel et Commercial Zero Coupon, 09/01/20	1,997,018	1,998,880
Credit Suisse AG 0.540%, SOFR + 0.460%, 11/03/20 (d)	2,000,000	2,000,980
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (d)	3,000,000	3,000,435
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	4,995,149	4,998,150
Mitsubishi UFJ Trust and Banking Corp. 0.410%, 09/21/20	3,000,000	3,000,390
Mizuho Bank, Ltd. New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (d)	5,000,000	5,000,240
Natixis S.A. (New York) 0.950%, 09/09/20	1,000,000	1,001,240
NatWest Bank plc 0.310%, 09/04/20	8,000,000	7,999,840
Royal Bank of Canada New York 0.370%, SOFR + 0.290%, 07/16/20 (d)	5,000,000	4,999,820
Skandinaviska Enskilda Banken AB 1.601%, 3M LIBOR + 0.150%, 10/02/20 (d)	2,996,433	3,000,426
Sumitomo Mitsui Banking Corp. Zero Coupon, 11/13/20	11,968,801	11,982,240
Svenska Handelsbanken AB 0.410%, 3M LIBOR + 0.150%, 07/22/20 (d)	7,000,000	7,000,714

		66,984,224

Commercial Paper—0.4%
Bank of China, Ltd. 0.550%, 08/19/20	3,994,500	3,997,452
LMA S.A. & LMA Americas 0.950%, 10/06/20	994,353	999,134
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (d)	7,000,000	7,000,000

		11,996,586

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—2.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $6,002,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $6,543,400.	6,000,000	$6,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $10,504,390; collateralized by various Common Stock with an aggregate market value of $11,550,000.	10,500,000	10,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $900,006; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $918,005.	900,000	900,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $3,800,035; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $4,222,574.	3,800,000	3,800,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $2,035,002; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $2,075,700.	2,034,999	2,035,000
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $9,000,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $9,954,979.	9,000,000	9,000,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $20,900,122; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $23,117,673.	20,900,000	20,900,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $2,800,018; collateralized by various Common Stock with an aggregate market value of $3,111,622.	2,800,000	2,800,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $4,000,202; collateralized by various Common Stock with an aggregate market value of $4,445,339.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $5,300,031; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $5,889,454.	5,300,000	5,300,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $10,000,467; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $11,112,176.	10,000,000	10,000,000

		75,235,000

Mutual Funds—1.3%
BlackRock Liquidity Funds, Institutional Shares 0.100% (e)	2,000,000	2,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (e)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (e)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (e)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (e)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (e)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (e)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (e)	2,000,000	2,000,000

		40,000,000

Total Securities Lending Reinvestments (Cost $194,200,507)		194,215,810

Total Investments—106.3% (Cost $2,595,994,412)		3,181,856,545
Other assets and liabilities (net)—(6.3)%		(189,086,712)

Net Assets—100.0%		$2,992,769,833

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $192,520,342 and the collateral received consisted of cash in the amount of $194,181,253. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$125,518,226	$—	$—	$125,518,226
Auto Components	7,298,143	—	—	7,298,143
Banks	279,496,015	—	—	279,496,015
Beverages	17,547,992	42,877,990	—	60,425,982
Building Products	85,417,089	—	—	85,417,089
Capital Markets	188,018,588	—	—	188,018,588
Chemicals	106,810,764	—	—	106,810,764
Consumer Finance	24,865,288	—	—	24,865,288
Diversified Telecommunication Services	14,468,869	—	—	14,468,869
Electric Utilities	195,723,212	—	—	195,723,212
Electrical Equipment	38,268,913	—	—	38,268,913
Equity Real Estate Investment Trusts	10,244,623	—	—	10,244,623
Food Products	25,367,432	70,696,349	—	96,063,781
Health Care Equipment & Supplies	201,774,494	—	—	201,774,494
Health Care Providers & Services	99,554,339	—	—	99,554,339
Hotels, Restaurants & Leisure	8,939,239	—	—	8,939,239
Household Products	26,006,329	16,399,208	—	42,405,537
Industrial Conglomerates	70,856,908	—	—	70,856,908
Insurance	249,975,053	—	—	249,975,053
IT Services	172,411,075	—	—	172,411,075
Life Sciences Tools & Services	54,314,766	—	—	54,314,766
Machinery	100,118,802	—	—	100,118,802
Media	88,229,281	—	—	88,229,281
Multi-Utilities	33,908,967	—	—	33,908,967
Oil, Gas & Consumable Fuels	83,287,401	—	—	83,287,401

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$217,394,738	$16,559,216	$—	$233,953,954
Professional Services	35,190,024	—	—	35,190,024
Road & Rail	60,287,744	—	—	60,287,744
Semiconductors & Semiconductor Equipment	152,804,682	—	—	152,804,682
Specialty Retail	15,222,754	—	—	15,222,754
Tobacco	14,652,839	—	—	14,652,839
Total Common Stocks	2,803,974,589	146,532,763	—	2,950,507,352
Total Short-Term Investment*	—	37,133,383	—	37,133,383
Securities Lending Reinvestments
Certificates of Deposit	—	66,984,224	—	66,984,224
Commercial Paper	—	11,996,586	—	11,996,586
Repurchase Agreements	—	75,235,000	—	75,235,000
Mutual Funds	40,000,000	—	—	40,000,000
Total Securities Lending Reinvestments	40,000,000	154,215,810	—	194,215,810
Total Investments	$2,843,974,589	$337,881,956	$—	$3,181,856,545

Collateral for Securities Loaned (Liability)	$—	$(194,181,253)	$—	$(194,181,253)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$3,181,856,545
Receivable for:
Investments sold	2,039,884
Fund shares sold	1,788,320
Dividends	5,662,002

Total Assets	3,191,346,751
Liabilities
Collateral for securities loaned	194,181,253
Payables for:
Investments purchased	1,880,557
Fund shares redeemed	392,729
Accrued Expenses:
Management fees	1,401,352
Distribution and service fees	186,824
Deferred trustees’ fees	282,942
Other expenses	251,261

Total Liabilities	198,576,918

Net Assets	$2,992,769,833

Net Assets Consist of:
Paid in surplus	$2,352,150,589
Distributable earnings (Accumulated losses)	640,619,244

Net Assets	$2,992,769,833

Net Assets
Class A	$2,045,892,356
Class B	824,243,086
Class D	10,134,292
Class E	112,500,099
Capital Shares Outstanding*
Class A	156,187,937
Class B	63,849,057
Class D	776,697
Class E	8,652,680
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.10
Class B	12.91
Class D	13.05
Class E	13.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,595,994,412.
(b)	Includes securities loaned at value of $192,520,342.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$38,258,910
Interest	134,340
Securities lending income	379,202

Total investment income	38,772,452
Expenses
Management fees	9,379,531
Administration fees	59,416
Custodian and accounting fees	98,118
Distribution and service fees—Class B	1,036,731
Distribution and service fees—Class D	5,358
Distribution and service fees—Class E	86,322
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,816
Shareholder reporting	95,264
Insurance	11,735
Miscellaneous	14,457

Total expenses	10,846,728
Less management fee waiver	(834,966)

Net expenses	10,011,762

Net Investment Income	28,760,690

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	25,554,025
Foreign currency transactions	(52,495)

Net realized gain	25,501,530

Net change in unrealized appreciation (depreciation) on:
Investments	(497,974,796)
Foreign currency transactions	39,463

Net change in unrealized depreciation	(497,935,333)

Net realized and unrealized loss	(472,433,803)

Net Decrease in Net Assets From Operations	$(443,673,113)

(a)	Net of foreign withholding taxes of $521,027.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,760,690	$60,795,887
Net realized gain	25,501,530	198,455,200
Net change in unrealized appreciation (depreciation)	(497,935,333)	625,525,974

Increase (decrease) in net assets from operations	(443,673,113)	884,777,061

From Distributions to Shareholders
Class A	(176,241,702)	(200,514,008)
Class B	(70,127,776)	(76,993,783)
Class D	(871,536)	(1,011,789)
Class E	(9,511,357)	(10,825,406)

Total distributions	(256,752,371)	(289,344,986)

Increase (decrease) in net assets from capital share transactions	198,722,088	(212,432,804)

Total increase (decrease) in net assets	(501,703,396)	382,999,271

Net Assets
Beginning of period	3,494,473,229	3,111,473,958

End of period	$2,992,769,833	$3,494,473,229

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,463,265	$33,867,349	2,265,712	$34,695,691
Reinvestments	13,361,767	176,241,702	13,631,136	200,514,008
Redemptions	(5,606,412)	(81,315,224)	(25,221,734)	(391,194,912)

Net increase (decrease)	10,218,620	$128,793,827	(9,324,886)	$(155,985,213)

Class B
Sales	3,614,745	$47,876,297	2,030,736	$30,608,711
Reinvestments	5,394,444	70,127,776	5,306,257	76,993,783
Redemptions	(3,723,232)	(54,241,626)	(10,432,967)	(158,575,166)

Net increase (decrease)	5,285,957	$63,762,447	(3,095,974)	$(50,972,672)

Class D
Sales	16,826	$233,353	40,209	$627,509
Reinvestments	66,327	871,536	69,064	1,011,789
Redemptions	(73,777)	(1,076,005)	(141,037)	(2,176,742)

Net increase (decrease)	9,376	$28,884	(31,764)	$(537,444)

Class E
Sales	471,743	$6,316,668	317,574	$4,861,450
Reinvestments	726,612	9,511,357	740,959	10,825,406
Redemptions	(687,423)	(9,691,095)	(1,350,828)	(20,624,331)

Net increase (decrease)	510,932	$6,136,930	(292,295)	$(4,937,475)

Increase (decrease) derived from capital shares transactions		$198,722,088		$(212,432,804)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.44		$13.81	$16.63	$15.31	$15.09	$18.38

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.29	0.30	0.27	0.34 (b)	0.31
Net realized and unrealized gain (loss)	(2.24)		3.71	(1.87)	2.38	1.68	(0.23)

Total income (loss) from investment operations	(2.10)		4.00	(1.57)	2.65	2.02	0.08

Less Distributions
Distributions from net investment income	(0.30)		(0.31)	(0.24)	(0.34)	(0.36)	(0.50)
Distributions from net realized capital gains	(0.94)		(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.24)		(1.37)	(1.25)	(1.33)	(1.80)	(3.37)

Net Asset Value, End of Period	$13.10		$16.44	$13.81	$16.63	$15.31	$15.09

Total Return (%) (c)	(12.87	)(d)	30.13	(10.05)	18.00	14.39	(0.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(e)	0.63	0.66	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (f)	0.58	(e)	0.57	0.57	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	1.96	(e)	1.86	1.89	1.70	2.25 (b)	1.87
Portfolio turnover rate (%)	10	(d)	12	7	13	14	12
Net assets, end of period (in millions)	$2,045.9		$2,400.3	$2,144.8	$2,462.2	$2,222.2	$2,218.1

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.20		$13.62	$16.41	$15.14	$14.94	$18.22

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.24	0.25	0.23	0.30 (b)	0.27
Net realized and unrealized gain (loss)	(2.21)		3.67	(1.83)	2.33	1.66	(0.23)

Total income (loss) from investment operations	(2.09)		3.91	(1.58)	2.56	1.96	0.04

Less Distributions
Distributions from net investment income	(0.26)		(0.27)	(0.20)	(0.30)	(0.32)	(0.45)
Distributions from net realized capital gains	(0.94)		(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.20)		(1.33)	(1.21)	(1.29)	(1.76)	(3.32)

Net Asset Value, End of Period	$12.91		$16.20	$13.62	$16.41	$15.14	$14.94

Total Return (%) (c)	(12.99	)(d)	29.85	(10.24)	17.58	14.10	(0.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.88	0.91	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.82	0.82	0.83	0.83	0.83
Ratio of net investment income to average net assets (%)	1.72	(e)	1.61	1.65	1.45	2.01 (b)	1.62
Portfolio turnover rate (%)	10	(d)	12	7	13	14	12
Net assets, end of period (in millions)	$824.2		$948.8	$840.0	$837.6	$804.2	$739.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.37		$13.76	$16.56	$15.26	$15.05	$18.33

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.27	0.28	0.25	0.32 (b)	0.29
Net realized and unrealized gain (loss)	(2.23)		3.69	(1.84)	2.36	1.67	(0.22)

Total income (loss) from investment operations	(2.10)		3.96	(1.56)	2.61	1.99	0.07

Less Distributions
Distributions from net investment income	(0.28)		(0.29)	(0.23)	(0.32)	(0.34)	(0.48)
Distributions from net realized capital gains	(0.94)		(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.22)		(1.35)	(1.24)	(1.31)	(1.78)	(3.35)

Net Asset Value, End of Period	$13.05		$16.37	$13.76	$16.56	$15.26	$15.05

Total Return (%) (c)	(12.90	)(d)	29.96	(10.06)	17.81	14.23	(0.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(e)	0.73	0.76	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.67	0.67	0.68	0.68	0.68
Ratio of net investment income to average net assets (%)	1.86	(e)	1.76	1.78	1.60	2.15 (b)	1.77
Portfolio turnover rate (%)	10	(d)	12	7	13	14	12
Net assets, end of period (in millions)	$10.1		$12.6	$11.0	$15.0	$14.4	$14.7

	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.32		$13.71	$16.52	$15.22	$15.01	$18.29

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.26	0.27	0.24	0.31 (b)	0.29
Net realized and unrealized gain (loss)	(2.24)		3.70	(1.85)	2.36	1.67	(0.23)

Total income (loss) from investment operations	(2.11)		3.96	(1.58)	2.60	1.98	0.06

Less Distributions
Distributions from net investment income	(0.27)		(0.29)	(0.22)	(0.31)	(0.33)	(0.47)
Distributions from net realized capital gains	(0.94)		(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.21)		(1.35)	(1.23)	(1.30)	(1.77)	(3.34)

Net Asset Value, End of Period	$13.00		$16.32	$13.71	$16.52	$15.22	$15.01

Total Return (%) (c)	(12.99	)(d)	30.00	(10.20)	17.80	14.20	(0.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.78	0.81	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.72	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.81	(e)	1.71	1.77	1.55	2.10 (b)	1.72
Portfolio turnover rate (%)	10	(d)	12	7	13	14	12
Net assets, end of period (in millions)	$112.5		$132.8	$115.7	$68.6	$66.9	$66.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $37,133,383. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $75,235,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$317,598,678	$0	$345,150,450

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $350,317 in purchases and $4,128,735 in sales of investments, which are included above, and resulted in net realized gains of $2,227,904.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$9,379,531	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$2,595,284,450

Gross unrealized appreciation	687,844,305
Gross unrealized depreciation	(101,272,210)

Net unrealized appreciation (depreciation)	$586,572,095

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$63,308,950	$55,302,970	$226,036,036	$229,453,156	$289,344,986	$284,756,126

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$62,152,434	$194,611,988	$1,084,573,387	$—	$1,341,337,809

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned -1.31%, -1.43%, and -1.34%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -23.50%.

MARKET ENVIRONMENT / CONDITIONS

While the overall U.S. stock market only moderately declined during the first half of the year, it was far from a tranquil journey. After reaching a record high in mid-February, the market abruptly reversed course and fell sharply, ending the 11-year bull market. Investor sentiment was initially supported by the completion of the first phase of the trade accord between the U.S. and China, and generally solid corporate results. However, the rapidly spreading coronavirus and concerns over its impact on the global economy sent markets into a tailspin. Against this backdrop, market volatility reached levels not seen since the Great Depression and there was a substantial “flight to quality,” sending U.S. Treasury yields to record lows. Despite aggressive actions by the U.S. Federal Reserve (the “Fed”) and a $2 trillion fiscal stimulus package, the markets remained volatile. The U.S. market reversed course and rallied over the second quarter, generating its best quarterly gain since 1991. The market’s turnaround was triggered by unprecedented monetary policy accommodation by the Fed, phased re-openings in a number of states, and hopes for a COVID-19 vaccine. That said, a later spike in COVID-19 infections has led to concerns over the timing and magnitude of the economic recovery. All told, the S&P 500 Index returned -3.08% during the six months ended June 30, 2020. In contrast, small-cap stocks, which are generally more sensitive to the economy, posted weak results, as the Russell 2000 Index returned -12.98%. Within the small-cap universe, the Russell 2000 Growth and Russell 2000 Value Indexes returned -3.06% and -23.50%, respectively, during the six-month reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a modest decline during the reporting period, but significantly outperformed its benchmark. As we have seen in the past, the Portfolio tends to outperform in periods of slower economic growth, or in periods characterized by investor fear and uncertainty. There were several periods during the last six months when markets declined—especially early in 2020. During those times, our high-quality bias provided a strong tailwind to the Portfolio’s relative results. This can be largely attributed to investors’ preference for less speculative/less cyclical companies with stronger balance sheets. As we would expect given this backdrop, stock selection drove our outperformance, as we added value in eight of the ten sectors in which the Portfolio invests. In particular, holdings in the Information Technology, Financials and Industrials sectors were the most beneficial for performance. Within Information Technology, our electronic equipment instruments & components and semiconductors & semiconductor equipment industry holdings added the most value. In the Financial sector, our capital markets and bank industry positions were the most beneficial. In the Industrials sector, our commercial services & supplies and machinery industry holdings were the largest contributors to results. Conversely, holdings in the Energy and Consumer Staples sectors detracted from returns. Within Energy, the oil gas & consumable fuels industry holdings negatively impacted results. Within the Consumer Staples sector, our household product industry names were a headwind for returns during the period.

Examples of individual stocks that contributed to the Portfolio’s absolute performance during the reporting period were West Pharmaceutical Services, Inc., MarketAxess Holdings, Inc., and Pool Corp. West Pharmaceutical Services is the dominant supplier of drug containment devices used in injectable drugs. Its business benefits from significant barriers due to its regulated nature, significant capital investments made that would be difficult for competitors to replicate, established customer relationships and its manufacturing track record. The stock outperformed during the reporting period due to stronger-than-expected results and guidance. It also benefited from investor rotation into healthcare companies with less economic sensitivity, limited-to-no exposure to elective procedures and large-ticket equipment purchases, and its high exposure to multiple COVID-19-related drugs and vaccines under development. MarketAxess Holdings operates the dominant electronic trading platform for institutional corporate bond trading. With the broadest network of dealer and buyside clients, it is a beneficiary of further electronic trading adoption. The stock performed well in the period, reflecting increased market volumes and market share. The stock also benefited from investor rotation into companies that benefit from increased market volatility. Pool Corp. is the leading wholesale distributor of swimming pool supplies in the U.S. The company has scale-related advantages (45% market share, greater than 10 times the second largest player), which drives industry-leading growth, margins, and return on assets. The company’s products have been largely immune from e-commerce risk (i.e. Amazon), as customers need the products immediately (no time for shipment) and are bulky (too expensive to ship). The stock performed well, as the company delivered solid results, driven partly by increased consumer spending on stay-at-home activities.

A number of individual holdings were negative for performance, including Cantel Medical Corp., Nexstar Media Group, Inc., and First Hawaiian, Inc. Cantel Medical is a leading company in the growing global infection prevention and control market. Barriers to entry include the firm’s leading technology, intellectual property around chemistry, industry regulations, complete portfolio of solutions, as well as a strong sales and service network. Roughly three-fourths of its sales are recurring in nature, derived from consumables and services. Its shares underperformed during the period, due to organic growth deceleration from somewhat higher competition, relatively high leverage from a recent acquisition and ongoing drags from deferred elective procedures for endoscopy and dental surgeries due to the COVID-19 pandemic. Nexstar Media Group is a local broadcaster with leading positions in the majority of the company’s markets. The business is highly cash generative and the management

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

team has been very thoughtful with capital allocation over time. The stock underperformed in the period due to the global economic contraction which is most negatively impacting the company’s advertising revenue streams. First Hawaiian has the largest deposit share in Hawaii and is one of a handful of dominant banks in the market. The company has a long track record of conservative underwriting, historically high returns, and has started to execute on a strategy of returning most of its excess capital to shareholders. The stock underperformed along with the banking industry, due to declining interest rates and rising recession concerns related to the government response to COVID-19. First Hawaiian has also come under pressure due to the drop in tourism in Hawaii, a key economic engine for the state, driven by COVID-19 and temporary government restrictions on travel. While the timing and trajectory of any recovery are uncertain, we remain comfortable with the quality of the company’s underwriting and durability of its balance sheet and competitive position.

Sector allocation was also additive for performance during the six-month period, largely driven by overweights to Health Care and Information Technology. Conversely, the Portfolio’s overweight to the media industry in the Consumer Staples sector and a lack of exposure to the Utility sector detracted from performance.

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the reporting period. While the Portfolio’s sector allocations are driven by stock selection, at the end of the reporting period its largest overweight allocations versus the benchmark were Information Technology, Health Care and Industrials. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials, Real Estate and Utilities. We remain convinced that a diversified portfolio of financially strong companies, with durable and highly differentiated business models, is set to weather the COVID-19 crisis relatively well.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	-1.31	4.37	9.48	12.80
Class B	-1.43	4.12	9.21	12.51
Class E	-1.34	4.22	9.32	12.63
Russell 2000 Value Index	-23.50	-17.48	1.26	7.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Pool Corp.	3.3
West Pharmaceutical Services, Inc.	3.0
Fair Isaac Corp.	2.6
Manhattan Associates, Inc.	2.5
MarketAxess Holdings, Inc.	2.4
Bio-Techne Corp.	2.4
Tyler Technologies, Inc.	2.2
Power Integrations, Inc.	2.0
Chemed Corp.	2.0
Aspen Technology, Inc.	2.0

Top Sectors

% of Net Assets
Information Technology	27.6
Health Care	16.3
Industrials	15.7
Financials	14.4
Consumer Discretionary	12.1
Consumer Staples	4.2
Materials	4.1
Communication Services	3.3
Real Estate	1.0
Energy	0.4

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.85%	$1,000.00	$986.90	$4.20
	Hypothetical*	0.85%	$1,000.00	$1,020.64	$4.27

Class B (a)	Actual	1.10%	$1,000.00	$985.70	$5.43
	Hypothetical*	1.10%	$1,000.00	$1,019.39	$5.52

Class E (a)	Actual	1.00%	$1,000.00	$986.60	$4.94
	Hypothetical*	1.00%	$1,000.00	$1,019.89	$5.02

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.4%
Forward Air Corp.	86,146	$4,291,794

Airlines—0.5%
Allegiant Travel Co.	45,255	4,942,299

Auto Components—2.9%
Fox Factory Holding Corp. (a)	223,930	18,498,858
LCI Industries	97,235	11,180,080

		29,678,938

Banks—8.3%
Bank of Hawaii Corp.	182,275	11,193,508
BOK Financial Corp.	93,307	5,266,247
Columbia Banking System, Inc.	185,330	5,253,179
Community Bank System, Inc.	167,117	9,529,011
Cullen/Frost Bankers, Inc.	118,978	8,888,846
CVB Financial Corp.	457,045	8,565,023
First Financial Bankshares, Inc.	380,830	11,002,179
First Hawaiian, Inc.	338,025	5,827,551
Glacier Bancorp, Inc.	204,335	7,210,982
Lakeland Financial Corp.	67,765	3,157,171
Prosperity Bancshares, Inc.	136,433	8,101,392

		83,995,089

Biotechnology—2.1%
Abcam plc	269,615	4,449,342
Emergent BioSolutions, Inc. (a)	210,980	16,684,298

		21,133,640

Building Products—1.3%
AAON, Inc.	229,922	12,482,465
CSW Industrials, Inc.	11,095	766,776

		13,249,241

Capital Markets—4.3%
Artisan Partners Asset Management, Inc. - Class A	105,090	3,415,425
FactSet Research Systems, Inc.	13,935	4,577,229
Hamilton Lane, Inc. - Class A	64,945	4,375,345
Houlihan Lokey, Inc.	111,175	6,185,777
MarketAxess Holdings, Inc.	48,595	24,342,207

		42,895,983

Chemicals—2.2%
Chase Corp.	50,235	5,149,088
NewMarket Corp.	10,927	4,376,045
Quaker Chemical Corp.	69,445	12,892,464

		22,417,597

Commercial Services & Supplies—3.6%
IAA, Inc. (a)	158,090	6,097,531
MSA Safety, Inc.	108,065	12,366,958
Rollins, Inc.	292,630	12,404,586
Tetra Tech, Inc.	73,605	5,823,628

		36,692,703

Communications Equipment—1.2%
NetScout Systems, Inc. (a)	472,630	12,080,423

Construction & Engineering—0.6%
Valmont Industries, Inc.	55,095	6,259,894

Construction Materials—0.7%
Eagle Materials, Inc.	93,775	6,584,881

Containers & Packaging—1.2%
AptarGroup, Inc.	106,824	11,962,152

Distributors—3.3%
Pool Corp.	123,785	33,653,428

Diversified Consumer Services—1.1%
Bright Horizons Family Solutions, Inc. (a)	91,330	10,703,876

Electronic Equipment, Instruments & Components—6.3%
Cognex Corp.	191,405	11,430,707
Littelfuse, Inc.	73,815	12,595,053
Novanta, Inc. (a)	138,590	14,797,254
Rogers Corp. (a)	116,925	14,568,855
Zebra Technologies Corp. - Class A (a)	40,097	10,262,827

		63,654,696

Energy Equipment & Services—0.5%
Cactus, Inc. - Class A	129,705	2,675,814
Pason Systems, Inc.	352,140	1,896,274

		4,572,088

Food & Staples Retailing—0.5%
Grocery Outlet Holding Corp. (a)	124,260	5,069,808

Food Products—1.3%
J & J Snack Foods Corp.	34,589	4,397,299
Lancaster Colony Corp.	55,820	8,651,542

		13,048,841

Health Care Equipment & Supplies—8.2%
Atrion Corp.	12,210	7,777,892
Haemonetics Corp. (a)	208,346	18,659,468
Heska Corp. (a)	34,500	3,214,365
IDEXX Laboratories, Inc. (a)	49,820	16,448,571
Neogen Corp. (a)	71,875	5,577,500
West Pharmaceutical Services, Inc.	135,211	30,715,883

		82,393,679

Health Care Providers & Services—2.4%
Chemed Corp.	44,676	20,152,003
National Research Corp.	73,775	4,294,443

		24,446,446

Health Care Technology—0.5%
Simulations Plus, Inc.	86,190	5,155,886

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.8%
Texas Roadhouse, Inc.	148,685	$7,816,370

Household Products—2.4%
Church & Dwight Co., Inc.	155,410	12,013,193
WD-40 Co.	60,540	12,005,082

		24,018,275

Insurance—1.8%
AMERISAFE, Inc.	118,440	7,243,790
RLI Corp.	135,730	11,143,433

		18,387,223

IT Services—1.9%
Computer Services, Inc.	67,225	3,596,538
Jack Henry & Associates, Inc.	81,800	15,053,654

		18,650,192

Life Sciences Tools & Services—3.1%
Bio-Techne Corp.	90,545	23,910,218
ICON plc (a)	45,772	7,710,751

		31,620,969

Machinery—5.2%
Graco, Inc.	153,935	7,387,341
Kadant, Inc.	35,950	3,582,777
Lindsay Corp.	48,590	4,480,484
Nordson Corp.	60,902	11,553,718
RBC Bearings, Inc. (a)	98,695	13,229,078
Toro Co. (The)	190,415	12,632,131

		52,865,529

Media—3.3%
Cable One, Inc.	8,450	14,997,483
Gray Television, Inc. (a)	222,140	3,098,853
Nexstar Media Group, Inc. - Class A	143,455	12,005,749
TechTarget, Inc. (a)	107,375	3,224,471

		33,326,556

Multiline Retail—0.6%
Ollie’s Bargain Outlet Holdings, Inc. (a)	62,915	6,143,650

Professional Services—1.9%
Exponent, Inc.	241,017	19,505,506

Real Estate Management & Development—1.1%
FirstService Corp.	104,620	10,540,465

Semiconductors & Semiconductor Equipment—5.4%
Cabot Microelectronics Corp.	109,950	15,342,423
Lattice Semiconductor Corp. (a)	305,525	8,673,854
MKS Instruments, Inc.	91,845	10,400,528

Semiconductors & Semiconductor Equipment—(Continued)
Power Integrations, Inc.	171,745	20,288,237

		54,705,042

Software—12.8%
Altair Engineering, Inc. - Class A (a)	143,370	5,698,957
Aspen Technology, Inc. (a)	192,805	19,976,526
Fair Isaac Corp. (a)	63,725	26,639,599
Manhattan Associates, Inc. (a)	265,561	25,015,846
Model N, Inc. (a)	171,955	5,977,156
Qualys, Inc. (a)	168,230	17,499,285
SPS Commerce, Inc. (a)	75,890	5,700,857
Tyler Technologies, Inc. (a)	65,040	22,561,075

		129,069,301

Specialty Retail—3.3%
Asbury Automotive Group, Inc. (a)	93,195	7,206,769
Floor & Decor Holdings, Inc. - Class A (a)	134,915	7,777,850
Lithia Motors, Inc. - Class A	47,725	7,222,224
Monro, Inc.	85,065	4,673,471
Tractor Supply Co.	51,395	6,773,347

		33,653,661

Trading Companies & Distributors—2.1%
Applied Industrial Technologies, Inc.	53,136	3,315,155
Richelieu Hardware, Ltd.	151,965	3,286,805
SiteOne Landscape Supply, Inc. (a)	57,285	6,528,772
Watsco, Inc.	42,480	7,548,696

		20,679,428

Total Common Stocks (Cost $590,018,117)		999,865,549

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $7,833,694; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $7,990,409.	7,833,694	7,833,694

Total Short-Term Investments (Cost $7,833,694)		7,833,694

Total Investments—99.9% (Cost $597,851,811)		1,007,699,243
Other assets and liabilities (net)—0.1%		1,503,560

Net Assets—100.0%		$1,009,202,803

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$4,291,794	$—	$—	$4,291,794
Airlines	4,942,299	—	—	4,942,299
Auto Components	29,678,938	—	—	29,678,938
Banks	83,995,089	—	—	83,995,089
Biotechnology	16,684,298	4,449,342	—	21,133,640
Building Products	13,249,241	—	—	13,249,241
Capital Markets	42,895,983	—	—	42,895,983
Chemicals	22,417,597	—	—	22,417,597
Commercial Services & Supplies	36,692,703	—	—	36,692,703
Communications Equipment	12,080,423	—	—	12,080,423
Construction & Engineering	6,259,894	—	—	6,259,894
Construction Materials	6,584,881	—	—	6,584,881
Containers & Packaging	11,962,152	—	—	11,962,152
Distributors	33,653,428	—	—	33,653,428
Diversified Consumer Services	10,703,876	—	—	10,703,876
Electronic Equipment, Instruments & Components	63,654,696	—	—	63,654,696
Energy Equipment & Services	4,572,088	—	—	4,572,088
Food & Staples Retailing	5,069,808	—	—	5,069,808
Food Products	13,048,841	—	—	13,048,841
Health Care Equipment & Supplies	82,393,679	—	—	82,393,679
Health Care Providers & Services	24,446,446	—	—	24,446,446
Health Care Technology	5,155,886	—	—	5,155,886
Hotels, Restaurants & Leisure	7,816,370	—	—	7,816,370
Household Products	24,018,275	—	—	24,018,275
Insurance	18,387,223	—	—	18,387,223
IT Services	18,650,192	—	—	18,650,192
Life Sciences Tools & Services	31,620,969	—	—	31,620,969
Machinery	52,865,529	—	—	52,865,529
Media	33,326,556	—	—	33,326,556
Multiline Retail	6,143,650	—	—	6,143,650
Professional Services	19,505,506	—	—	19,505,506
Real Estate Management & Development	10,540,465	—	—	10,540,465
Semiconductors & Semiconductor Equipment	54,705,042	—	—	54,705,042
Software	129,069,301	—	—	129,069,301
Specialty Retail	33,653,661	—	—	33,653,661
Trading Companies & Distributors	17,392,623	3,286,805	—	20,679,428
Total Common Stocks	992,129,402	7,736,147	—	999,865,549
Total Short-Term Investment*	—	7,833,694	—	7,833,694
Total Investments	$992,129,402	$15,569,841	$—	$1,007,699,243

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a)	$1,007,699,243
Receivable for:
Investments sold	3,254,574
Fund shares sold	73,255
Dividends	423,922

Total Assets	1,011,450,994
Liabilities
Payables for:
Investments purchased	228,421
Fund shares redeemed	962,869
Accrued Expenses:
Management fees	667,844
Distribution and service fees	70,125
Deferred trustees’ fees	161,933
Other expenses	156,999

Total Liabilities	2,248,191

Net Assets	$1,009,202,803

Net Assets Consist of:
Paid in surplus	$602,164,785
Distributable earnings (Accumulated losses)	407,038,018

Net Assets	$1,009,202,803

Net Assets
Class A	$634,971,273
Class B	297,472,545
Class E	76,758,985
Capital Shares Outstanding*
Class A	33,518,946
Class B	16,096,720
Class E	4,118,207
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.94
Class B	18.48
Class E	18.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $597,851,811.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$4,902,095
Interest	10,123

Total investment income	4,912,218
Expenses
Management fees	3,960,072
Administration fees	22,874
Custodian and accounting fees	43,782
Distribution and service fees—Class B	354,003
Distribution and service fees—Class E	55,039
Audit and tax services	21,756
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	70,881
Insurance	3,587
Miscellaneous	8,025

Total expenses	4,577,510
Less management fee waiver	(62,158)
Less broker commission recapture	(22,796)

Net expenses	4,492,556

Net Investment Income	419,662

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(2,275,159)
Foreign currency transactions	(1,698)

Net realized loss	(2,276,857)

Net change in unrealized depreciation on investments	(13,080,375)

Net realized and unrealized loss	(15,357,232)

Net Decrease in Net Assets From Operations	$(14,937,570)

(a)	Net of foreign withholding taxes of $21,236.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$419,662	$1,508,527
Net realized gain (loss)	(2,276,857)	73,103,084
Net change in unrealized appreciation (depreciation)	(13,080,375)	188,707,820

Increase (decrease) in net assets from operations	(14,937,570)	263,319,431

From Distributions to Shareholders
Class A	(46,871,431)	(89,890,338)
Class B	(22,037,084)	(42,337,500)
Class E	(5,631,424)	(11,438,849)

Total distributions	(74,539,939)	(143,666,687)

Increase in net assets from capital share transactions	31,470,699	23,948,077

Total increase (decrease) in net assets	(58,006,810)	143,600,821

Net Assets
Beginning of period	1,067,209,613	923,608,792

End of period	$1,009,202,803	$1,067,209,613

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	588,636	$10,333,446	640,300	$12,851,388
Reinvestments	2,532,222	46,871,431	4,711,234	89,890,338
Redemptions	(1,931,443)	(37,001,672)	(4,141,419)	(85,121,997)

Net increase	1,189,415	$20,203,205	1,210,115	$17,619,729

Class B
Sales	578,405	$10,098,051	682,892	$13,583,791
Reinvestments	1,220,215	22,037,084	2,267,675	42,337,500
Redemptions	(1,186,917)	(22,189,436)	(2,407,782)	(48,262,036)

Net increase	611,703	$9,945,699	542,785	$7,659,255

Class E
Sales	27,376	$476,583	27,760	$560,873
Reinvestments	309,249	5,631,424	608,449	11,438,849
Redemptions	(256,815)	(4,786,212)	(658,478)	(13,330,629)

Net increase (decrease)	79,810	$1,321,795	(22,269)	$(1,330,907)

Increase derived from capital shares transactions		$31,470,699		$23,948,077

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$20.75		$18.56		$22.65	$21.38	$18.10		$18.07

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.05		0.06	0.08	0.08	(b)	0.08
Net realized and unrealized gain (loss)	(0.32)		5.19		(1.21)	3.11	3.29		0.03

Total income (loss) from investment operations	(0.30)		5.24		(1.15)	3.19	3.37		0.11

Less Distributions
Distributions from net investment income	(0.04)		(0.05)		(0.08)	(0.09)	(0.09)		(0.08)
Distributions from net realized capital gains	(1.47)		(3.00)		(2.86)	(1.83)	0.00		0.00

Total distributions	(1.51)		(3.05)		(2.94)	(1.92)	(0.09)		(0.08)

Net Asset Value, End of Period	$18.94		$20.75		$18.56	$22.65	$21.38		$18.10

Total Return (%) (c)	(1.31	)(d)	29.68		(6.70)	15.75	18.68		0.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87		0.86	0.85	0.85		0.84
Net ratio of expenses to average net assets (%) (f)	0.85	(e)	0.85		0.84	0.84	0.84		0.83
Ratio of net investment income to average net assets (%)	0.17	(e)	0.23		0.25	0.36	0.43	(b)	0.42
Portfolio turnover rate (%)	6	(d)	11		12	17	19		16
Net assets, end of period (in millions)	$635.0		$670.9		$577.6	$770.2	$764.5		$814.6

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$20.27		$18.18		$22.25	$21.03	$17.80		$17.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.00	)(g)	0.00 (g)	0.02	0.04	(b)	0.03
Net realized and unrealized gain (loss)	(0.31)		5.09		(1.19)	3.07	3.23		0.04

Total income (loss) from investment operations	(0.32)		5.09		(1.19)	3.09	3.27		0.07

Less Distributions
Distributions from net investment income	0.00		0.00		(0.02)	(0.04)	(0.04)		(0.03)
Distributions from net realized capital gains	(1.47)		(3.00)		(2.86)	(1.83)	0.00		0.00

Total distributions	(1.47)		(3.00)		(2.88)	(1.87)	(0.04)		(0.03)

Net Asset Value, End of Period	$18.48		$20.27		$18.18	$22.25	$21.03		$17.80

Total Return (%) (c)	(1.43	)(d)	29.41		(6.98)	15.49	18.39		0.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(e)	1.12		1.11	1.10	1.10		1.09
Net ratio of expenses to average net assets (%) (f)	1.10	(e)	1.10		1.09	1.09	1.09		1.08
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(e)	(0.02)		0.01	0.11	0.19	(b)	0.17
Portfolio turnover rate (%)	6	(d)	11		12	17	19		16
Net assets, end of period (in millions)	$297.5		$313.9		$271.7	$339.9	$333.1		$321.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$20.42		$18.30	$22.38	$21.14	$17.89		$17.86

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(g)	0.02	0.02	0.04	0.05	(b)	0.05
Net realized and unrealized gain (loss)	(0.30)		5.12	(1.19)	3.09	3.26		0.03

Total income (loss) from investment operations	(0.30)		5.14	(1.17)	3.13	3.31		0.08

Less Distributions
Distributions from net investment income	(0.01)		(0.02)	(0.05)	(0.06)	(0.06)		(0.05)
Distributions from net realized capital gains	(1.47)		(3.00)	(2.86)	(1.83)	0.00		0.00

Total distributions	(1.48)		(3.02)	(2.91)	(1.89)	(0.06)		(0.05)

Net Asset Value, End of Period	$18.64		$20.42	$18.30	$22.38	$21.14		$17.89

Total Return (%) (c)	(1.34	)(d)	29.49	(6.89)	15.61	18.54		0.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.02	1.01	1.00	1.00		0.99
Net ratio of expenses to average net assets (%) (f)	1.00	(e)	1.00	0.99	0.99	0.99		0.98
Ratio of net investment income to average net assets (%)	0.02	(e)	0.08	0.11	0.21	0.29	(b)	0.27
Portfolio turnover rate (%)	6	(d)	11	12	17	19		16
Net assets, end of period (in millions)	$76.8		$82.5	$74.3	$93.5	$93.4		$89.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had investments in repurchase agreements with a gross value of $7,833,694, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.
Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$57,731,511	$0	$97,827,238

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$3,960,072	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $500 million

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$598,668,403

Gross unrealized appreciation	431,647,214
Gross unrealized depreciation	(22,616,374)

Net unrealized appreciation (depreciation)	$409,030,840

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$1,975,510	$5,033,142	$141,691,177	$133,084,552	$143,666,687	$138,117,694

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$1,341,200	$73,231,152	$422,111,215	$—	$496,683,567

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 8.89%, 8.78%, and 8.84%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 9.81%.

MARKET ENVIRONMENT / CONDITIONS

Markets advanced early in the period, helped by the consummation of a “phase one” trade deal between U.S. and China. Investors appeared optimistic that lessening tensions would spur a rebound in global growth in 2020.

Starting in late February, however, evidence that the novel coronavirus might be transitioning into a global pandemic proved a watershed for the markets. In March, U.S. stocks suffered their worst declines since the financial crisis in late 2008 as the accelerating pandemic led to the shutdown of significant portions of the global economy. News of the rapid spread of the coronavirus led to the closure of schools, restaurants, and other public facilities, which created extraordinary market volatility on several occasions during the period. The declines brought a decisive end to the record-long bull market that began in 2009.

However, stocks rebounded beginning in late March following the passage of emergency monetary and fiscal measures in response to the rapid economic contraction. On March 15, the Federal Reserve cut its short-term lending rate to near zero and began massive purchases of government and corporate bonds to stimulate the economy and supply liquidity. Later in the month, the federal government passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic.

Progress in the battle against the coronavirus also boosted markets, with infection rates, hospitalizations, and deaths beginning to decline in early April in New York and other hard-hit areas. The turnaround encouraged the nation’s governors to begin the gradual reopening of businesses and public facilities, while major firms resumed manufacturing operations in late April. The gradual reopening of the economy in nearly all states seemed to be the main driver of investor optimism in May, while the overall tone of economic data also improved through the end of the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns but underperformed the Russell 1000 Growth Index for thesix-month period. Broadly, stock selection detracted from relative performance.

Health Care was the largest relative detractor driven by security selection like HCA Healthcare. Over the past six months, shares of HCA Healthcare came under significant pressure as the U.S. Surgeon General urged the deferment of elective procedures in order to free up capacity for coronavirus admissions. The steep decline in these high-margin elective procedures weighed on profitability.

The Consumer Discretionary sector also weighed on relative performance owing to unfavorable stock selection but was partially offset by an overweight allocation. Shares of Wynn Resorts traded lower after a sharp drop in travel demand for Macau and Las Vegas and expected recovery in travel and gaming may be slower to develop than initially anticipated.

Information Technology (“IT”) also detracted from relative performance due to an underweight position coupled with unfavorable security selection. Despite having more exposure to e-commerce relative to peers, shares of Fidelity National Information Services underperformed as social distancing measures weighed on merchant payment volumes. Shares of Fiserv also fell as demand for its financial services technology was hurt by the coronavirus pandemic.

On the contrary, Communication Services was the leading contributor to relative results owing to superior stock selection. Shares of Snap traded higher due to increased user engagement in response to social distancing measures, relatively low exposure to advertising cuts from small and medium-sized businesses, and increased spending on direct response advertising from verticals that benefitted from stay-at-home guidelines.

A significant underweight exposure to Consumer Staples also aided relative performance as the defensive haven has fallen out of favor in the current risk-on environment. The Portfolio has limited exposure to Consumer Staples as, in our view, the sector generally lacks compelling growth opportunities that meet our investment criteria.

At the end of the period, the Portfolio’s greatest overweight relative to the benchmark was in Communication Services. We were also overweight in Consumer Discretionary, Industrials, Financials, and

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Utilities. Our most significant underweight allocation was to Consumer Staples. We were also underweight in IT, Health Care, Real Estate, Materials, and Energy. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	8.89	18.50	14.76	17.08
Class B	8.78	18.21	14.48	16.79
Class E	8.84	18.31	14.59	16.90
Russell 1000 Growth Index	9.81	23.28	15.88	17.23

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	10.7
Microsoft Corp.	8.8
Facebook, Inc. - Class A	5.0
Apple, Inc.	4.9
Visa, Inc. - A Shares	3.1
Alphabet, Inc. - Class A	2.9
MasterCard, Inc. - Class A	2.8
Alphabet, Inc. - Class C	2.4
Netflix, Inc.	2.4
Alibaba Group Holding, Ltd.(ADR)	2.3

Top Sectors

% of Net Assets
Information Technology	39.9
Consumer Discretionary	19.9
Communication Services	17.6
Health Care	11.1
Industrials	7.3
Financials	3.0
Materials	0.5
Utilities	0.2

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.55%	$1,000.00	$1,088.90	$2.86
	Hypothetical*	0.55%	$1,000.00	$1,022.13	$2.77

Class B (a)	Actual	0.80%	$1,000.00	$1,087.80	$4.15
	Hypothetical*	0.80%	$1,000.00	$1,020.89	$4.02

Class E (a)	Actual	0.70%	$1,000.00	$1,088.40	$3.63
	Hypothetical*	0.70%	$1,000.00	$1,021.38	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Teledyne Technologies, Inc. (a)	38,939	$12,108,082

Auto Components—0.5%
Aptiv plc	157,274	12,254,790

Automobiles—0.8%
Ferrari NV (b)	114,924	19,653,153

Biotechnology—2.4%
AbbVie, Inc.	125,600	12,331,408
Argenx SE (ADR) (a)	10,365	2,334,509
Incyte Corp. (a)	115,060	11,962,788
Vertex Pharmaceuticals, Inc. (a)	110,299	32,020,903

		58,649,608

Capital Markets—2.0%
Cboe Global Markets, Inc.	63,200	5,895,296
Goldman Sachs Group, Inc. (The)	55,300	10,928,386
MSCI, Inc.	14,034	4,684,830
S&P Global, Inc.	49,667	16,364,283
TD Ameritrade Holding Corp.	55,516	2,019,672
Tradeweb Markets, Inc. - Class A (b)	77,630	4,513,408
XP, Inc. - Class A (a)	65,457	2,749,849

		47,155,724

Chemicals—0.6%
Linde plc	62,007	13,152,305

Commercial Services & Supplies—0.7%
Cintas Corp. (b)	58,791	15,659,571

Entertainment—4.2%
Netflix, Inc. (a)	127,870	58,185,965
Sea, Ltd. (ADR) (a) (b)	171,700	18,413,108
Spotify Technology S.A. (a)	90,100	23,262,919

		99,861,992

Health Care Equipment & Supplies—2.9%
Alcon, Inc. (a)	187,532	10,744,876
Align Technology, Inc. (a)	8,204	2,251,506
Intuitive Surgical, Inc. (a)	56,086	31,959,485
Stryker Corp.	136,749	24,640,802

		69,596,669

Health Care Providers & Services—5.7%
Anthem, Inc.	81,218	21,358,710
Centene Corp. (a)	349,022	22,180,348
Cigna Corp.	148,426	27,852,139
HCA Healthcare, Inc.	143,257	13,904,524
Humana, Inc.	17,900	6,940,725
UnitedHealth Group, Inc.	154,115	45,456,219

		137,692,665

Hotels, Restaurants & Leisure—1.3%
Chipotle Mexican Grill, Inc. (a)	15,589	16,405,240
DraftKings, Inc. - Class A (a) (b)	146,635	4,877,080
Wynn Resorts, Ltd. (b)	143,354	10,678,440

		31,960,760

Industrial Conglomerates—1.5%
General Electric Co.	1,563,400	10,678,022
Roper Technologies, Inc.	64,009	24,852,134

		35,530,156

Insurance—1.0%
Chubb, Ltd.	192,636	24,391,570

Interactive Media & Services—13.4%
Alphabet, Inc. - Class A (a)	49,140	69,682,977
Alphabet, Inc. - Class C (a)	41,288	58,365,130
Facebook, Inc. - Class A (a)	526,079	119,456,758
IAC/InterActiveCorp (a)	55,477	17,941,262
Match Group, Inc. (a) (b)	96,543	10,334,928
Snap, Inc. - Class A (a) (b)	1,017,528	23,901,733
Tencent Holdings, Ltd.	337,885	21,703,640

		321,386,428

Internet & Direct Marketing Retail—13.8%
Alibaba Group Holding, Ltd. (ADR) (a)	255,484	55,107,899
Amazon.com, Inc. (a)	93,222	257,182,718
Booking Holdings, Inc. (a)	11,741	18,695,664

		330,986,281

IT Services—11.8%
Fidelity National Information Services, Inc.	314,202	42,131,346
Fiserv, Inc. (a)	300,393	29,324,364
Global Payments, Inc.	144,856	24,570,475
MasterCard, Inc. - Class A	228,140	67,460,998
PayPal Holdings, Inc. (a)	241,034	41,995,354
Stripe, Inc. - Class B† (a) (c) (d)	63,278	992,832
Visa, Inc. - A Shares (b)	389,228	75,187,173

		281,662,542

Machinery—2.0%
Cummins, Inc. (b)	66,700	11,556,442
Fortive Corp.	235,338	15,922,969
Parker-Hannifin Corp.	56,000	10,263,120
Westinghouse Air Brake Technologies Corp. (b)	184,176	10,603,012

		48,345,543

Multi-Utilities—0.2%
Sempra Energy	30,967	3,630,261

Multiline Retail—0.2%
Dollarama, Inc. (b)	138,515	4,607,644

Professional Services—1.7%
Equifax, Inc.	93,590	16,086,249

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
TransUnion	285,213	$24,824,940

		40,911,189

Road & Rail—0.8%
J.B. Hunt Transport Services, Inc. (b)	84,420	10,159,103
Union Pacific Corp.	59,338	10,032,275

		20,191,378

Semiconductors & Semiconductor Equipment—3.7%
Advanced Micro Devices, Inc. (a)	310,300	16,324,883
ASML Holding NV	77,044	28,354,503
Marvell Technology Group, Ltd. (b)	645,391	22,627,409
NVIDIA Corp.	56,300	21,388,933

		88,695,728

Software—18.5%
Adobe, Inc. (a)	42,700	18,587,737
Avalara, Inc. (a)	44,700	5,949,123
Crowdstrike Holdings, Inc. - Class A (a) (b)	85,143	8,538,992
Datadog, Inc. - Class A (a) (b)	144,000	12,520,800
Epic Games, Inc.† (a) (c) (d)	7,860	4,519,500
Intuit, Inc.	118,620	35,134,058
Microsoft Corp.	1,034,634	210,558,365
Paycom Software, Inc. (a)	48,017	14,872,305
Salesforce.com, Inc. (a)	258,493	48,423,494
ServiceNow, Inc. (a)	66,092	26,771,226
Slack Technologies, Inc. - Class A (a)	274,256	8,526,619
Snowflake, Inc. - Class B† (a) (c) (d)	5,790	224,478
Splunk, Inc. (a) (b)	140,384	27,894,301
Temenos AG	73,999	11,473,252
Workday, Inc. - Class A (a)	50,173	9,400,413

		443,394,663

Specialty Retail—1.7%
CarMax, Inc. (a) (b)	68,075	6,096,116
Carvana Co. (a) (b)	108,804	13,078,241
Ross Stores, Inc.	250,047	21,314,006

		40,488,363

Technology Hardware, Storage & Peripherals—4.8%
Apple, Inc.	318,765	116,285,472

Textiles, Apparel & Luxury Goods—1.0%
lululemon athletica, Inc. (a)	73,076	22,800,443

Total Common Stocks (Cost $1,473,722,721)		2,341,052,980

Convertible Preferred Stocks—1.8%
Security Description	Shares/ Principal Amount*	Value

Automobiles—0.6%
Aurora Innovation, Inc. - Series B† (a) (c) (d)	205,250	1,896,572
GM Cruise Holdings LLC - Series F† (a) (c) (d)	196,100	3,578,825
Rivian Automotive, Inc. - Series D† (a) (c) (d)	675,570	7,258,324
Waymo LLC - Series A-2† (a) (c) (d)	26,511	2,276,425

		15,010,146

Internet & Direct Marketing Retail—1.0%
Airbnb, Inc. - Series D† (a) (c) (d)	97,047	5,337,585
Airbnb, Inc. - Series E† (a) (c) (d)	9,760	536,800
ANT International Co., Ltd. - Class C† (a) (c) (d)	1,458,697	10,240,053
DoorDash, Inc. - Series H† (a) (c) (d)	3,970	911,238
DoorDash, Inc.- Series G† (a) (c) (d)	10,069	2,311,148
Xiaoju Kuaizhi, Inc. - Series A-17† (a) (c) (d)	91,053	3,431,769

		22,768,593

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Series E† (a) (c) (d)	60,866	0

Software—0.2%
Magic Leap, Inc. - Series C† (a) (c) (d)	124,428	573,190
Magic Leap, Inc. - Series D† (a) (c) (d)	90,348	487,879
UiPath, Inc. - Series D-1† (a) (c) (d)	70,352	2,768,471
UiPath, Inc. - Series D-2† (a) (c) (d)	11,813	464,862

		4,294,402

Total Convertible Preferred Stocks (Cost $43,912,186)		42,073,141

Short-Term Investment—1.9%

Mutual Fund—1.9%
T. Rowe Price Government Reserve Fund (e)	46,507,743	46,507,743

Total Short-Term Investments (Cost $46,507,743)		46,507,743

Securities Lending Reinvestments (f)—7.9%

Certificates of Deposit—4.9%
Agricultural Bank of China 0.700%, 08/06/20	3,000,000	3,000,732
Banco del Estado de Chile 0.475%, 1M LIBOR + 0.300%, 07/06/20 (g)	3,000,000	3,000,042
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (g)	1,000,000	999,857
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (g)	2,000,000	2,000,246
0.490%, SOFR + 0.410%, 10/02/20 (g)	1,000,000	1,000,365
Bank of Nova Scotia
0.370%, FEDEFF PRV + 0.290%, 07/10/20 (g)	1,999,412	2,000,056
0.395%, 1M LIBOR + 0.220%, 01/08/21 (g)	2,000,000	2,000,090
Barclays Bank plc 0.420%, 08/13/20	5,000,000	5,000,550
BNP Paribas S.A. New York 0.520%, 1M LIBOR + 0.340%, 10/09/20 (g)	2,000,000	2,001,018

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
China Construction Bank Corp. 0.550%, 08/25/20	3,000,000	$3,000,177
Credit Agricole S.A. 0.500%, FEDEFF PRV + 0.420%, 07/20/20 (g)	2,000,000	2,000,356
Credit Industriel et Commercial
Zero Coupon, 09/01/20	1,997,018	1,998,880
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (g)	2,000,000	2,000,244
Credit Suisse AG
0.540%, SOFR + 0.460%, 11/03/20 (g)	5,000,000	5,002,450
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (g)	4,000,000	4,000,580
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (g)	1,500,000	1,496,271
0.300%, SOFR + 0.210%, 02/22/21 (g)	1,500,000	1,496,370
Industrial & Commercial Bank of China Corp. 0.550%, 09/15/20	4,000,000	3,999,896
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	4,995,149	4,998,150
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 09/09/20	1,998,162	1,998,720
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (g)	5,000,000	5,000,240
MUFG Bank Ltd. 1.790%, 07/17/20	2,000,000	2,001,520
National Australia Bank, Ltd. 1.790%, 07/14/20	5,000,000	5,003,100
NatWest Bank plc 0.310%, 09/04/20	2,000,000	1,999,960
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (g)	4,000,000	4,000,564
Rabobank International London 0.387%, 1M LIBOR + 0.210%, 01/08/21 (g)	2,000,000	1,994,980
Royal Bank of Canada New York
0.260%, FEDEFF PRV + 0.180%, 02/12/21 (g)	2,000,000	1,994,594
0.320%, SOFR + 0.240%, 07/08/20 (g)	5,000,000	4,999,865
Skandinaviska Enskilda Banken AB 1.601%, 3M LIBOR + 0.150%, 10/02/20 (g)	3,995,244	4,000,568
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (g)	5,000,266	4,999,125
Standard Chartered Bank 0.230%, FEDEFF PRV + 0.150%, 08/26/20 (g)	2,000,000	1,998,862
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	4,987,001	4,992,600
0.398%, 1M LIBOR + 0.220%, 08/03/20 (g)	5,000,273	5,000,520
Sumitomo Mitsui Trust Bank, Ltd. 0.381%, 3M LIBOR + 0.070%, 12/02/20 (g)	2,000,000	1,999,766
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (g)	5,000,000	5,000,510
Toronto-Dominion Bank
0.430%, FEDEFF PRV + 0.350%, 07/31/20 (g)	1,000,000	1,000,077
0.450%, FEDEFF PRV + 0.370%, 09/08/20 (g)	1,000,164	1,000,175
UBS AG 0.411%, 3M LIBOR + 0.080%, 12/04/20 (g)	2,000,000	1,999,260
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (g)	5,000,000	5,000,000

		116,981,336

Commercial Paper—0.5%
Bank of China, Ltd. 0.550%, 08/19/20	4,993,125	4,996,815
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (g)	7,000,000	7,000,000

		11,996,815

Repurchase Agreements—1.2%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $5,002,090; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $5,452,833.	5,000,000	5,000,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $300,001; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $600,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $612,000.	600,000	600,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $100,001; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $102,001.	100,000	100,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $1,600,015; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $1,777,926.	1,600,000	1,600,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $2,903,364; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $2,961,427.	2,903,360	2,903,360
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $1,500,010; collateralized by various Common Stock with an aggregate market value of $1,666,940.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $2,900,147; collateralized by various Common Stock with an aggregate market value of $3,222,871.	2,900,000	2,900,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,500,015; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $2,778,044.	2,500,000	$2,500,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $7,000,327; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and various Common Stock with an aggregate market value of $7,778,524.	7,000,000	7,000,000

		29,403,360

Time Deposit—0.0%
DBS Bank, Ltd. 0.420%, 08/11/20	1,000,000	1,000,000

Mutual Funds—1.3%
Fidelity Government Portfolio, Institutional Class 0.100% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (h)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (h)	10,000,000	10,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (h)	10,000,000	10,000,000

		30,000,000

Total Securities Lending Reinvestments (Cost $189,382,360)		189,381,511

Total Investments—109.3% (Cost $1,753,525,010)		2,619,015,375
Other assets and liabilities (net)—(9.3)%		(222,881,263)

Net Assets—100.0%		$2,396,134,112

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2020, the market value of restricted securities was $47,809,951, which is 2.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $185,113,336 and the collateral received consisted of cash in the amount of $189,399,994. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent 2.0% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	1,458,697	$8,183,290	$10,240,053
Airbnb, Inc. - Series D	04/16/14	97,047	3,951,078	5,337,585
Airbnb, Inc. - Series E	01/28/16	9,760	908,601	536,800
Aurora Innovation, Inc. - Series B	03/01/19	205,250	1,896,572	1,896,572
DoorDash, Inc. - Series H	06/17/20	3,970	911,238	911,238
DoorDash, Inc. - Series G	11/12/19	10,069	1,910,060	2,311,148
Epic Games, Inc.	06/18/20	7,860	4,519,500	4,519,500
GM Cruise Holdings LLC - Series F	05/07/19	196,100	3,578,825	3,578,825
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	573,190
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,395	487,879
Rivian Automotive, Inc. - Series D	12/23/19	675,570	7,258,324	7,258,324
Snowflake, Inc. - Class B	03/17/20	5,790	224,574	224,478
Stripe, Inc. - Class B	12/17/19	63,278	992,832	992,832
UiPath, Inc. - Series D-1	04/26/19	70,352	2,768,471	2,768,471
UiPath, Inc. - Series D-2	04/26/19	11,813	464,862	464,862

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Waymo LLC - Series A-2	05/08/20	26,511	$2,276,425	$2,276,425
WeWork Cos., Inc. - Series E	06/23/15	60,866	2,001,857	0
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	3,431,769

				$47,809,951

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,108,082	$—	$—	$12,108,082
Auto Components	12,254,790	—	—	12,254,790
Automobiles	19,653,153	—	—	19,653,153
Biotechnology	58,649,608	—	—	58,649,608
Capital Markets	47,155,724	—	—	47,155,724
Chemicals	13,152,305	—	—	13,152,305
Commercial Services & Supplies	15,659,571	—	—	15,659,571
Entertainment	99,861,992	—	—	99,861,992
Health Care Equipment & Supplies	58,851,793	10,744,876	—	69,596,669
Health Care Providers & Services	137,692,665	—	—	137,692,665
Hotels, Restaurants & Leisure	31,960,760	—	—	31,960,760
Industrial Conglomerates	35,530,156	—	—	35,530,156
Insurance	24,391,570	—	—	24,391,570
Interactive Media & Services	299,682,788	21,703,640	—	321,386,428
Internet & Direct Marketing Retail	330,986,281	—	—	330,986,281
IT Services	280,669,710	—	992,832	281,662,542
Machinery	48,345,543	—	—	48,345,543
Multi-Utilities	3,630,261	—	—	3,630,261
Multiline Retail	4,607,644	—	—	4,607,644
Professional Services	40,911,189	—	—	40,911,189
Road & Rail	20,191,378	—	—	20,191,378
Semiconductors & Semiconductor Equipment	88,695,728	—	—	88,695,728
Software	427,177,433	11,473,252	4,743,978	443,394,663
Specialty Retail	40,488,363	—	—	40,488,363
Technology Hardware, Storage & Peripherals	116,285,472	—	—	116,285,472
Textiles, Apparel & Luxury Goods	22,800,443	—	—	22,800,443
Total Common Stocks	2,291,394,402	43,921,768	5,736,810	2,341,052,980
Total Convertible Preferred Stocks*	—	—	42,073,141	42,073,141
Total Short-Term Investment*	46,507,743	—	—	46,507,743
Securities Lending Reinvestments
Certificates of Deposit	—	116,981,336	—	116,981,336
Commercial Paper	—	11,996,815	—	11,996,815
Repurchase Agreements	—	29,403,360	—	29,403,360
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	30,000,000	—	—	30,000,000
Total Securities Lending Reinvestments	30,000,000	159,381,511	—	189,381,511
Total Investments	$2,367,902,145	$203,303,279	$47,809,951	$2,619,015,375

Collateral for Securities Loaned (Liability)	$—	$(189,399,994)	$—	$(189,399,994)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Investments in Securities	Balance as of December 31, 2019	Change in Unrealized Depreciation	Purchases	Balance as of June 30, 2020	Change in Unrealized Depreciation from Investments Held at June 30, 2020
Common Stocks
IT Services	$992,832	$—	$—	992,832	$—
Software	—	(96)	4,744,074	4,743,978	(96)
Convertible Preferred Stocks
Automobiles	12,733,721	—	2,276,425	15,010,146	—
Internet & Direct Marketing Retail	29,958,238	(8,100,883)	911,238	22,768,593	(8,100,883)
Real Estate Management & Development	856,993	(856,993)	—	—	(856,993)
Software	8,294,739	(4,000,337)	—	4,294,402	(4,000,337)

	$52,836,523	$(12,958,309)	$7,931,737	$47,809,951	$(12,958,309)

	Fair Value at June 30, 2020		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
IT Services	$992,832		Market Transaction Method	Precedent Transaction	$15.69	$15.69	$15.69	Increase
Software	224,478		Market Transaction Method	Precedent Transaction	$38.77	$38.77	$38.77	Increase
	4,519,500		Market Transaction Method	Precedent Transaction	$575.00	$575.00	$575.00	Increase
Convertible Preferred Stocks
Automobiles	1,896,572		Market Transaction Method	Precedent Transaction (Split Adj.)	$9.24	$9.24	$9.24	Increase
	3,578,825		Market Transaction Method	Precedent Transaction (Split Adj.)	$18.25	$18.25	$18.25	Increase
	7,258,324		Market Transaction Method	Precedent Transaction	$10.74	$10.74	$10.74	Increase
	2,276,425		Market Transaction Method	Precedent Transaction	$85.87	$85.87	$85.87	Increase
Internet & Direct Marketing Retail	5,874,385	(a)	Market Transaction Method	Precedent Transaction Implied Value	$55.00	$55.00	$55.00	Increase
	10,240,053	(b)	Market Transaction Method	Secondary Market Transaction	$7.02	$7.02	$7.02	Increase
	3,431,769		Market Transaction Method	Secondary Market Transaction	$50.93	$50.93	$50.93	Increase
				Discount for Market Volatility	26.00%	26.00%	26.00%	Decrease
	3,222,386		Market Transaction Method	Precedent Transaction	$229.53	$229.53	$229.53	Increase
Real Estate Management & Development	0	(b)	Distressed Valuation Scenario	Estimated Restructure Proceeds	$0.00	$0.00	$0.00	Increase
Software	1,061,069		Estimated Liquidation Proceeds	Liquidation Preference Price	$23.03	$27.00	$24.86	Increase
				Discount to Liquidation Preference	80.00%	80.00%	80.00%	Decrease
	3,233,333		Market Transaction Method	Precedent Transaction	$39.35	$39.35	$39.35	Increase

(a)	A change in valuation techniques utilized during the six months ended June 30, 2020 was due to additional financing raised by the company at a new implied valuation level.
(b)	A change in valuation techniques utilized during the six months ended June 30, 2020 was due to company-specific news events.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$2,572,507,632
Affiliated investments at value (c)	46,507,743
Cash	2,457,841
Receivable for:
Investments sold	17,475,294
Fund shares sold	447,188
Dividends	385,273
Dividends on affiliated investments	617

Total Assets	2,639,781,588
Liabilities
Cash due to bank denominated in foreign currencies (d)	148,811
Collateral for securities loaned	189,399,994
Payables for:
Investments purchased	49,874,144
Fund shares redeemed	2,622,291
Accrued Expenses:
Management fees	1,026,345
Distribution and service fees	207,862
Deferred trustees’ fees	161,933
Other expenses	206,096

Total Liabilities	243,647,476

Net Assets	$2,396,134,112

Net Assets Consist of:
Paid in surplus	$1,397,569,838
Distributable earnings (Accumulated losses)	998,564,274

Net Assets	$2,396,134,112

Net Assets
Class A	$1,354,137,392
Class B	999,233,355
Class E	42,763,365
Capital Shares Outstanding*
Class A	59,153,009
Class B	44,887,934
Class E	1,892,864
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.89
Class B	22.26
Class E	22.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,707,017,267.
(b)	Includes securities loaned at value of $185,113,336.
(c)	Identified cost of affiliated investments was $46,507,743.
(d)	Identified cost of cash due to bank denominated in foreign currencies was $147,828.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$6,289,798
Dividends from affiliated investments	48,839
Securities lending income	640,613

Total investment income	6,979,250
Expenses
Management fees	6,849,018
Administration fees	46,489
Custodian and accounting fees	79,703
Distribution and service fees—Class B	1,156,349
Distribution and service fees—Class E	29,864
Audit and tax services	24,685
Legal	23,676
Trustees’ fees and expenses	13,816
Shareholder reporting	68,963
Insurance	8,057
Miscellaneous	11,383

Total expenses	8,312,003
Less management fee waiver	(859,857)

Net expenses	7,452,146

Net Investment Loss	(472,896)

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	136,687,370
Foreign currency transactions	(20,604)

Net realized gain	136,666,766

Net change in unrealized appreciation on:
Investments	61,351,059
Foreign currency transactions	936

Net change in unrealized appreciation	61,351,995

Net realized and unrealized gain	198,018,761

Net Increase in Net Assets From Operations	$197,545,865

(a)	Net of foreign withholding taxes of $50,068.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(472,896)	$3,684,917
Net realized gain	136,666,766	195,368,531
Net change in unrealized appreciation	61,351,995	420,069,587

Increase in net assets from operations	197,545,865	619,123,035

From Distributions to Shareholders
Class A	(111,482,508)	(211,905,071)
Class B	(81,684,614)	(140,705,693)
Class E	(3,465,810)	(6,304,043)

Total distributions	(196,632,932)	(358,914,807)

Increase (decrease) in net assets from capital share transactions	(47,786,038)	85,798,143

Total increase (decrease) in net assets	(46,873,105)	346,006,371

Net Assets
Beginning of period	2,443,007,217	2,097,000,846

End of period	$2,396,134,112	$2,443,007,217

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	658,002	$14,427,039	1,111,976	$24,506,065
Reinvestments	4,999,216	111,482,508	10,341,877	211,905,071
Redemptions	(8,764,554)	(201,728,392)	(10,006,835)	(226,148,454)

Net increase (decrease)	(3,107,336)	$(75,818,845)	1,447,018	$10,262,682

Class B
Sales	2,604,606	$55,180,631	3,741,784	$80,810,898
Reinvestments	3,766,003	81,684,614	7,042,327	140,705,693
Redemptions	(5,098,316)	(109,719,208)	(6,755,424)	(147,883,750)

Net increase	1,272,293	$27,146,037	4,028,687	$73,632,841

Class E
Sales	74,991	$1,647,248	114,006	$2,561,189
Reinvestments	157,465	3,465,810	311,311	6,304,043
Redemptions	(196,585)	(4,226,288)	(314,543)	(6,962,612)

Net increase	35,871	$886,770	110,774	$1,902,620

Increase (decrease) derived from capital shares transactions		$(47,786,038)		$85,798,143

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.93		$20.71	$25.34	$20.18	$22.70	$24.76

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.06	0.11	0.10	0.07 (b)	0.04
Net realized and unrealized gain	1.98		5.91	0.23	6.55	0.13	2.55

Total income (loss) from investment operations	1.99		5.97	0.34	6.65	0.20	2.59

Less Distributions
Distributions from net investment income	(0.06)		(0.10)	(0.11)	(0.07)	(0.01)	(0.04)
Distributions from net realized capital gains	(1.97)		(3.65)	(4.86)	(1.42)	(2.71)	(4.61)

Total distributions	(2.03)		(3.75)	(4.97)	(1.49)	(2.72)	(4.65)

Net Asset Value, End of Period	$22.89		$22.93	$20.71	$25.34	$20.18	$22.70

Total Return (%) (c)	8.89	(d)	30.99	(0.94)	33.86	1.76	10.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.63	0.62	0.63	0.62	0.62
Net ratio of expenses to average net assets (%) (f)(g)	0.55	(e)	0.55	0.55	0.56	0.58	0.58
Ratio of net investment income to average net assets (%)	0.06	(e)	0.26	0.45	0.42	0.34 (b)	0.16
Portfolio turnover rate (%)	23	(d)	26	39	49	42	35
Net assets, end of period (in millions)	$1,354.1		$1,427.4	$1,259.7	$1,594.6	$1,472.7	$1,540.8

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.32		$20.25	$24.87	$19.84	$22.40	$24.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.00 (h)	0.05	0.04	0.02 (b)	(0.02)
Net realized and unrealized gain	1.93		5.76	0.24	6.43	0.13	2.52

Total income (loss) from investment operations	1.91		5.76	0.29	6.47	0.15	2.50

Less Distributions
Distributions from net investment income	(0.00	)(i)	(0.04)	(0.05)	(0.02)	0.00	0.00
Distributions from net realized capital gains	(1.97)		(3.65)	(4.86)	(1.42)	(2.71)	(4.61)

Total distributions	(1.97)		(3.69)	(4.91)	(1.44)	(2.71)	(4.61)

Net Asset Value, End of Period	$22.26		$22.32	$20.25	$24.87	$19.84	$22.40

Total Return (%) (c)	8.78	(d)	30.59	(1.15)	33.47	1.53	10.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.88	0.87	0.88	0.87	0.87
Net ratio of expenses to average net assets (%) (f)(g)	0.80	(e)	0.80	0.80	0.81	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.19	)(e)	0.01	0.21	0.17	0.09 (b)	(0.09)
Portfolio turnover rate (%)	23	(d)	26	39	49	42	35
Net assets, end of period (in millions)	$999.2		$973.6	$801.5	$874.9	$712.9	$751.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$22.63		$20.49	$25.11	$20.01	$22.55		$24.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.02	0.07	0.06	0.04	(b)	0.00 (h)
Net realized and unrealized gain	1.96		5.84	0.25	6.50	0.13		2.54

Total income (loss) from investment operations	1.95		5.86	0.32	6.56	0.17		2.54

Less Distributions
Distributions from net investment income	(0.02)		(0.07)	(0.08)	(0.04)	0.00		0.00
Distributions from net realized capital gains	(1.97)		(3.65)	(4.86)	(1.42)	(2.71)		(4.61)

Total distributions	(1.99)		(3.72)	(4.94)	(1.46)	(2.71)		(4.61)

Net Asset Value, End of Period	$22.59		$22.63	$20.49	$25.11	$20.01		$22.55

Total Return (%) (c)	8.84	(d)	30.70	(1.05)	33.66	1.61		10.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.78	0.77	0.78	0.77		0.77
Net ratio of expenses to average net assets (%) (f)(g)	0.70	(e)	0.70	0.70	0.71	0.73		0.73
Ratio of net investment income (loss) to average net assets (%)	(0.09	)(e)	0.11	0.30	0.27	0.19	(b)	0.01
Portfolio turnover rate (%)	23	(d)	26	39	49	42		35
Net assets, end of period (in millions)	$42.8		$42.0	$35.8	$42.2	$35.2		$39.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the six months ended June 30, 2020 and for the years ended December 31, 2019 and 2018 and 0.03% for each of the years ended December 31, 2017 through 2015. (see Note 5 of the Notes to Financial Statements)
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,403,360. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$522,263,915	$0	$772,385,860

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$6,849,018	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceed $1 billion:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 amounted to $584,634 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the six months ended June 30, 2020 amounted to $275,223 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

“compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Ending Value as of June 30, 2020	Income earned from affiliates during the period	Number of shares held at June 30, 2020
T. Rowe Price Government Reserve Fund	$6,982,405	$315,185,930	$(275,660,592)	$46,507,743	$48,839	46,507,743

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,756,043,186

Gross unrealized appreciation	899,147,527
Gross unrealized depreciation	(36,175,338)

Net unrealized appreciation (depreciation)	$862,972,189

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$7,606,016	$17,613,767	$351,308,791	$427,757,955	$358,914,807	$445,371,722

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$3,436,030	$192,761,982	$801,621,268	$—	$997,819,280

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned -5.32%, -5.46%, -5.36%, and -5.42%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned -1.90%.

MARKET ENVIRONMENT / CONDITIONS

Markets advanced early in the period, helped by the consummation of a “phase one” trade deal between U.S. and China. Investors appeared optimistic that lessening tensions would spur a rebound in global growth in 2020.

Starting in late February, however, evidence that the novel coronavirus might be transitioning into a global pandemic proved a watershed for the markets. In March, U.S. stocks suffered their worst declines since the financial crisis in late 2008 as the accelerating pandemic led to the shutdown of significant portions of the global economy. News of the rapid spread of the coronavirus led to the closure of schools, restaurants, and other public facilities, which created extraordinary market volatility on several occasions during the period. The declines brought a decisive end to the record-long bull market that began in 2009.

However, stocks rebounded beginning in late March following the passage of emergency monetary and fiscal measures in response to the rapid economic contraction. On March 15th, the Federal Reserve cut its short-term lending rate to near zero and began massive purchases of government and corporate bonds to stimulate the economy and supply liquidity. Later in the month, the federal government passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic.

Progress in the battle against the coronavirus also boosted markets, with infection rates, hospitalizations, and deaths beginning to decline in early April in New York and other hard-hit areas. The turnaround encouraged the nation’s governors to begin the gradual reopening of businesses and public facilities, while major firms resumed manufacturing operations in late April. The gradual reopening of the economy in nearly all states seemed to be the main driver of investor optimism in May, while the overall tone of economic data also improved through the end of the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered negative returns and underperformed the MSCI U.S. Small Cap Growth Index for the six months ended June 30, 2020. Overall, stock selection led to relative underperformance.

Information Technology (“IT”) was the largest detractor from relative performance due to stock selection in Euronet Worldwide, a provider of electronic payment and transaction-processing solutions. Shares of Euronet fell during the first quarter sell-off and have struggled to recoup losses following disappointing earnings as coronavirus-related concerns have weighed on the business. WEX, a global provider of specialty payment products and health care technology solutions, also contributed to relative underperformance. Shares of WEX fell sharply after the company announced in late January the acquisition of a travel payments company and a related financial technology company.

Consumer Discretionary also undermined relative performance led by stock selection and a slight overweight exposure. Shares of Vail Resorts fell with the rest of the market during the coronavirus-induced sell-off and have not recovered as much as other Consumer Discretionary peers.

Health Care was another area of relative weakness due to unfavorable stock selection, driven by Quidel. The company, which has a high return on invested capital and a reasonable valuation versus its peers, recently received U.S. Food and Drug Administration approval for an antigen test for COVID-19. We established a position in the second quarter; unfortunately, the timing of our purchase and our underweighting versus the benchmark did not enable us to benefit fully from the stock’s brisk gains.

Conversely, an underweight exposure in the Energy sector drove relative positive performance. Energy, which was hit by both a supply and demand shock during the period, causing oil prices to decline materially, was the worst-performing sector for the benchmark by far and our underweight position boosted relative returns. Not owning shale oil and natural gas company Chesapeake Energy, which filed for bankruptcy near period end, proved especially beneficial.

Stock choices in the Industrials sector also aided relative performance. Shares of Old Dominion Freight Line rose in the year-to-date period as the industry begins to rebound from oversupply and depressed rates.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Most of the Portfolio’s sector allocations as of June 30, 2020 were very close to those of the benchmark index. We aim to outperform through stock selection, rather than sector bets, and we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector. However, we may occasionally have small relative overweights or underweights. Health Care and IT were our two largest sector weights in absolute terms at the end of the period, but we had a small Health Care overweight and a small IT underweight versus the benchmark.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	-5.32	1.89	8.69	15.23	—
Class B	-5.46	1.63	8.42	14.94	—
Class E	-5.36	1.75	8.53	15.06	—
Class G	-5.42	1.61	8.28	—	9.34
MSCI U.S. Small Cap Growth Index	-1.90	4.77	7.43	13.65	—

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
Horizon Therapeutics plc	1.1
Monolithic Power Systems, Inc.	1.0
Cable One, Inc.	1.0
Entegris, Inc.	1.0
Fair Isaac Corp.	0.9
Pool Corp.	0.9
Helen of Troy, Ltd.	0.8
Casella Waste Systems, Inc. - Class A	0.8
Chemed Corp.	0.8
Exponent, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	28.2
Information Technology	23.3
Industrials	16.0
Consumer Discretionary	12.0
Financials	4.9
Consumer Staples	3.8
Real Estate	3.2
Communication Services	3.0
Materials	2.9
Utilities	0.7

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.48%	$1,000.00	$946.80	$2.32
	Hypothetical*	0.48%	$1,000.00	$1,022.48	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$945.40	$3.53
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class E (a)	Actual	0.63%	$1,000.00	$946.40	$3.05
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class G (a)	Actual	0.78%	$1,000.00	$945.80	$3.77
	Hypothetical*	0.78%	$1,000.00	$1,020.99	$3.92

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	212,081	$8,406,891
Curtiss-Wright Corp.	64,025	5,716,152
HEICO Corp. - Class A	33,763	2,742,906
Hexcel Corp. (b)	95,821	4,333,026
Moog, Inc. - Class A	70,643	3,742,666
Teledyne Technologies, Inc. (a)	26,772	8,324,753

		33,266,394

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a) (b)	67,069	5,181,080

Auto Components—0.4%
LCI Industries	48,329	5,556,868

Banks—0.9%
Ameris Bancorp	76,065	1,794,373
First Bancorp	110,825	2,779,491
Signature Bank	22,141	2,367,316
South State Corp.	24,479	1,166,669
Western Alliance Bancorp	104,604	3,961,354

		12,069,203

Beverages—1.1%
Boston Beer Co., Inc. (The) - Class A (a) (b)	18,382	9,864,700
Coca-Cola Consolidated, Inc. (b)	18,848	4,319,773

		14,184,473

Biotechnology—10.4%
ACADIA Pharmaceuticals, Inc. (a) (b)	138,297	6,703,256
Acceleron Pharma, Inc. (a) (b)	63,267	6,027,447
Agios Pharmaceuticals, Inc. (a) (b)	57,563	3,078,469
Aimmune Therapeutics, Inc. (a) (b)	58,235	973,107
Alector, Inc. (a) (b)	38,919	951,180
Alkermes plc (a)	122,685	2,380,702
Allogene Therapeutics, Inc. (a)	55,358	2,370,430
Alnylam Pharmaceuticals, Inc. (a)	8,492	1,257,750
Amicus Therapeutics, Inc. (a) (b)	114,674	1,729,284
Apellis Pharmaceuticals, Inc. (a) (b)	32,000	1,045,120
Bluebird Bio, Inc. (a) (b)	12,714	776,063
Blueprint Medicines Corp. (a)	57,007	4,446,546
CareDx, Inc. (a) (b)	45,430	1,609,585
ChemoCentryx, Inc. (a) (b)	25,933	1,492,185
CRISPR Therapeutics AG (a) (b)	58,925	4,330,398
Deciphera Pharmaceuticals, Inc. (a)	35,300	2,108,116
Denali Therapeutics, Inc. (a) (b)	52,000	1,257,360
Emergent BioSolutions, Inc. (a) (b)	99,149	7,840,703
Enanta Pharmaceuticals, Inc. (a)	12,232	614,169
Epizyme, Inc. (a) (b)	19,300	309,958
Exact Sciences Corp. (a) (b)	92,447	8,037,342
Exelixis, Inc. (a)	103,167	2,449,185
Fate Therapeutics, Inc. (a)	28,400	974,404
FibroGen, Inc. (a) (b)	94,206	3,818,169
Global Blood Therapeutics, Inc. (a) (b)	69,087	4,361,462
Immunomedics, Inc. (a) (b)	149,002	5,280,631
Insmed, Inc. (a) (b)	142,551	3,925,855

Biotechnology—(Continued)
Ionis Pharmaceuticals, Inc. (a) (b)	25,705	1,515,567
Iovance Biotherapeutics, Inc. (a) (b)	95,921	2,633,031
Ironwood Pharmaceuticals, Inc. (a)	108,682	1,121,598
Karuna Therapeutics, Inc. (a) (b)	12,000	1,337,520
Karyopharm Therapeutics, Inc. (a)	46,327	877,433
Kodiak Sciences, Inc. (a) (b)	65,544	3,547,241
Ligand Pharmaceuticals, Inc. (a) (b)	33,817	3,782,431
Madrigal Pharmaceuticals, Inc. (a) (b)	5,512	624,234
Mirati Therapeutics, Inc. (a) (b)	33,386	3,811,680
Momenta Pharmaceuticals, Inc. (a)	88,500	2,944,395
Neurocrine Biosciences, Inc. (a)	31,038	3,786,636
Principia Biopharma, Inc. (a) (b)	33,400	1,996,986
PTC Therapeutics, Inc. (a) (b)	69,400	3,521,356
Sage Therapeutics, Inc. (a) (b)	34,513	1,435,051
Sarepta Therapeutics, Inc. (a) (b)	21,383	3,428,550
Seattle Genetics, Inc. (a)	28,906	4,911,707
Turning Point Therapeutics, Inc. (a) (b)	31,196	2,014,950
Ultragenyx Pharmaceutical, Inc. (a) (b)	85,836	6,714,092
uniQure NV (a)	46,800	2,108,808
Xencor, Inc. (a) (b)	72,115	2,335,805
Zymeworks, Inc. (a)	26,500	955,855

		135,553,802

Building Products—1.4%
AAON, Inc. (b)	55,608	3,018,958
Builders FirstSource, Inc. (a)	143,700	2,974,590
Lennox International, Inc. (b)	21,441	4,995,539
Patrick Industries, Inc. (b)	101,336	6,206,830
UFP Industries, Inc.	30,500	1,510,055

		18,705,972

Capital Markets—1.9%
Cboe Global Markets, Inc.	49,438	4,611,577
FactSet Research Systems, Inc. (b)	10,789	3,543,863
LPL Financial Holdings, Inc.	90,300	7,079,520
MarketAxess Holdings, Inc.	19,249	9,642,209

		24,877,169

Chemicals—2.4%
Chase Corp.	41,830	4,287,575
Element Solutions, Inc. (a)	141,300	1,533,105
HB Fuller Co. (b)	34,713	1,548,200
Ingevity Corp. (a) (b)	81,774	4,298,859
Innospec, Inc. (b)	69,278	5,351,725
NewMarket Corp.	10,925	4,375,244
Quaker Chemical Corp. (b)	18,888	3,506,557
Scotts Miracle-Gro Co. (The)	31,368	4,218,055
Stepan Co.	24,046	2,334,867

		31,454,187

Commercial Services & Supplies—2.3%
Casella Waste Systems, Inc. - Class A (a)	194,547	10,139,790
IAA, Inc. (a) (b)	158,200	6,101,774
McGrath RentCorp	49,200	2,657,292
MSA Safety, Inc. (b)	30,500	3,490,420

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
U.S. Ecology, Inc. (b)	41,070	$1,391,452
UniFirst Corp.	35,749	6,397,283

		30,178,011

Communications Equipment—0.5%
Ubiquiti, Inc. (b)	33,683	5,879,704

Construction & Engineering—0.6%
Comfort Systems USA, Inc. (b)	70,703	2,881,147
EMCOR Group, Inc.	83,000	5,489,620

		8,370,767

Construction Materials—0.2%
Eagle Materials, Inc.	39,699	2,787,664

Consumer Finance—0.3%
Green Dot Corp. - Class A (a) (b)	36,433	1,788,132
SLM Corp.	251,438	1,767,609

		3,555,741

Containers & Packaging—0.3%
Berry Global Group, Inc. (a)	81,818	3,626,174

Distributors—0.9%
Pool Corp.	42,253	11,487,323

Diversified Consumer Services—2.4%
Bright Horizons Family Solutions, Inc. (a)	43,262	5,070,306
frontdoor, Inc. (a) (b)	103,638	4,594,273
Grand Canyon Education, Inc. (a)	56,256	5,092,856
Service Corp. International	147,056	5,719,008
ServiceMaster Global Holdings, Inc. (a)	154,763	5,523,491
Strategic Education, Inc.	27,785	4,269,165
WW International, Inc. (a) (b)	41,653	1,057,153

		31,326,252

Diversified Telecommunication Services—0.7%
GCI Liberty, Inc. - Class A (a)	120,014	8,535,396

Electrical Equipment—1.0%
Atkore International Group, Inc. (a)	147,124	4,023,841
Generac Holdings, Inc. (a) (b)	77,006	9,389,342

		13,413,183

Electronic Equipment, Instruments & Components—3.1%
Cognex Corp.	74,603	4,455,291
Coherent, Inc. (a)	30,053	3,936,342
ePlus, Inc. (a)	17,400	1,229,832
Fabrinet (a)	4,100	255,922
Littelfuse, Inc. (b)	39,555	6,749,270
Novanta, Inc. (a)	85,454	9,123,924
OSI Systems, Inc. (a) (b)	64,854	4,840,702
Zebra Technologies Corp. - Class A (a)	36,662	9,383,639

		39,974,922

Energy Equipment & Services—0.1%
Computer Modelling Group, Ltd.	39,025	136,541
Dril-Quip, Inc. (a) (b)	33,210	989,326

		1,125,867

Entertainment—0.8%
Take-Two Interactive Software, Inc. (a)	23,021	3,213,041
Zynga, Inc. - Class A (a)	765,200	7,300,008

		10,513,049

Equity Real Estate Investment Trusts—3.2%
Americold Realty Trust (b)	205,859	7,472,682
CoreSite Realty Corp.	49,658	6,011,598
CubeSmart	30,371	819,713
CyrusOne, Inc.	76,427	5,560,064
Equity LifeStyle Properties, Inc.	69,342	4,332,488
First Industrial Realty Trust, Inc.	158,224	6,082,131
PS Business Parks, Inc.	23,811	3,152,576
Terreno Realty Corp.	139,217	7,328,383
Universal Health Realty Income Trust	6,800	540,532

		41,300,167

Food & Staples Retailing—1.6%
Casey’s General Stores, Inc. (b)	62,263	9,309,564
Performance Food Group Co. (a)	231,921	6,758,178
Sprouts Farmers Market, Inc. (a)	177,534	4,543,095

		20,610,837

Food Products—1.1%
J & J Snack Foods Corp. (b)	39,332	5,000,277
John B Sanfilippo & Son, Inc. (b)	32,219	2,749,247
Post Holdings, Inc. (a) (b)	54,556	4,780,197
TreeHouse Foods, Inc. (a) (b)	52,389	2,294,638

		14,824,359

Health Care Equipment & Supplies—5.7%
AtriCure, Inc. (a)	12,800	575,360
Cantel Medical Corp. (b)	61,207	2,707,186
Globus Medical, Inc. - Class A (a) (b)	98,652	4,706,687
Haemonetics Corp. (a)	69,669	6,239,556
ICU Medical, Inc. (a)	40,469	7,458,841
Insulet Corp. (a)	13,863	2,693,026
iRhythm Technologies, Inc. (a) (b)	8,000	927,120
Lantheus Holdings, Inc. (a) (b)	171,032	2,445,757
LivaNova plc (a)	34,920	1,680,700
Masimo Corp. (a)	30,184	6,881,650
Merit Medical Systems, Inc. (a) (b)	79,900	3,647,435
Nevro Corp. (a) (b)	29,800	3,560,206
NuVasive, Inc. (a)	73,974	4,117,393
Penumbra, Inc. (a) (b)	32,500	5,811,650
Quidel Corp. (a) (b)	20,400	4,564,296
Tandem Diabetes Care, Inc. (a) (b)	62,200	6,152,824
West Pharmaceutical Services, Inc.	43,914	9,975,943

		74,145,630

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—4.4%
Addus HomeCare Corp. (a)	48,467	$4,486,106
Amedisys, Inc. (a) (b)	44,000	8,735,760
AMN Healthcare Services, Inc. (a) (b)	97,600	4,415,424
BioTelemetry, Inc. (a) (b)	66,576	3,008,569
Chemed Corp.	22,453	10,127,875
Corvel Corp. (a) (b)	41,956	2,974,261
Encompass Health Corp.	60,797	3,765,158
Ensign Group, Inc. (The) (b)	142,510	5,964,043
Molina Healthcare, Inc. (a)	47,292	8,417,030
Pennant Group Inc. (The) (a) (b)	100,057	2,261,288
U.S. Physical Therapy, Inc. (b)	41,948	3,398,627

		57,554,141

Health Care Technology—0.6%
Omnicell, Inc. (a) (b)	82,274	5,810,190
Tabula Rasa HealthCare, Inc. (a) (b)	27,353	1,497,030

		7,307,220

Hotels, Restaurants & Leisure—4.3%
Boyd Gaming Corp. (b)	184,521	3,856,489
Choice Hotels International, Inc. (b)	72,468	5,717,725
Churchill Downs, Inc. (b)	69,363	9,235,684
Denny’s Corp. (a) (b)	253,089	2,556,199
Domino’s Pizza, Inc.	12,316	4,550,023
Dunkin’ Brands Group, Inc.	53,700	3,502,851
Hilton Grand Vacations, Inc. (a)	151,115	2,954,298
Papa John’s International, Inc. (b)	63,849	5,070,249
Penn National Gaming, Inc. (a) (b)	67,150	2,050,761
Texas Roadhouse, Inc. (b)	46,400	2,439,248
Vail Resorts, Inc. (b)	34,132	6,217,144
Wendy’s Co. (The)	351,799	7,662,182

		55,812,853

Household Durables—1.6%
Cavco Industries, Inc. (a)	14,606	2,816,767
Helen of Troy, Ltd. (a) (b)	58,206	10,975,323
Tempur Sealy International, Inc. (a)	53,500	3,849,325
TopBuild Corp. (a) (b)	24,800	2,821,496

		20,462,911

Independent Power and Renewable Electricity Producers—0.4%
Ormat Technologies, Inc. (b)	83,190	5,281,733

Insurance—1.7%
First American Financial Corp.	45,300	2,175,306
Heritage Insurance Holdings, Inc.	16,520	216,247
Kemper Corp.	100,092	7,258,672
Palomar Holdings, Inc. (a)	18,136	1,555,343
Primerica, Inc. (b)	84,623	9,867,042
Universal Insurance Holdings, Inc. (b)	90,000	1,597,500

		22,670,110

IT Services—4.5%
Booz Allen Hamilton Holding Corp.	127,988	9,956,186
Broadridge Financial Solutions, Inc.	18,744	2,365,305

IT Services—(Continued)
CACI International, Inc. - Class A (a)	45,800	9,933,104
Cardtronics plc - Class A (a) (b)	83,961	2,013,385
Euronet Worldwide, Inc. (a)	93,287	8,938,760
ExlService Holdings, Inc. (a)	40,560	2,571,504
Gartner, Inc. (a)	21,892	2,656,156
MAXIMUS, Inc.	119,286	8,403,699
Science Applications International Corp.	55,326	4,297,724
WEX, Inc. (a) (b)	42,452	7,005,005

		58,140,828

Leisure Products—0.5%
Brunswick Corp. (b)	91,954	5,885,976

Life Sciences Tools & Services—3.4%
Bio-Rad Laboratories, Inc. - Class A (a)	8,582	3,874,687
Bruker Corp.	90,800	3,693,744
Charles River Laboratories International, Inc. (a)	43,744	7,626,766
Medpace Holdings, Inc. (a) (b)	90,394	8,408,450
NeoGenomics, Inc. (a) (b)	112,200	3,475,956
PRA Health Sciences, Inc. (a)	83,412	8,115,154
Repligen Corp. (a)	73,434	9,077,177

		44,271,934

Machinery—4.0%
Albany International Corp. - Class A	70,800	4,156,668
Douglas Dynamics, Inc.	92,475	3,247,722
EnPro Industries, Inc.	35,368	1,743,289
Graco, Inc.	117,136	5,621,357
IDEX Corp.	5,308	838,876
Ingersoll Rand, Inc. (a) (b)	61,640	1,733,317
John Bean Technologies Corp. (b)	60,421	5,197,414
Lincoln Electric Holdings, Inc. (b)	32,772	2,760,713
Lydall, Inc. (a) (b)	73,082	990,992
Nordson Corp. (b)	31,214	5,921,608
RBC Bearings, Inc. (a)	23,500	3,149,940
SPX Corp. (a)	58,500	2,407,275
Standex International Corp.	10,802	621,655
Toro Co. (The) (b)	112,630	7,471,874
Woodward, Inc. (b)	81,665	6,333,121

		52,195,821

Media—1.5%
Cable One, Inc.	7,110	12,619,183
Gray Television, Inc. (a) (b)	186,080	2,595,816
Nexstar Media Group, Inc. - Class A (b)	55,229	4,622,115

		19,837,114

Oil, Gas & Consumable Fuels—0.5%
PBF Energy, Inc. - Class A (b)	54,264	555,664
Texas Pacific Land Trust	7,500	4,460,175
WPX Energy, Inc. (a) (b)	135,248	862,882

		5,878,721

Pharmaceuticals—3.6%
Arvinas, Inc. (a) (b)	18,600	623,844

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Axsome Therapeutics, Inc. (a) (b)	24,700	$2,032,316
Catalent, Inc. (a)	134,720	9,874,976
Horizon Therapeutics plc (a)	259,789	14,439,073
Innoviva, Inc. (a) (b)	90,730	1,268,405
Jazz Pharmaceuticals plc (a)	10,334	1,140,254
MyoKardia, Inc. (a)	49,216	4,755,250
Nektar Therapeutics (a) (b)	44,736	1,036,086
Pacira BioSciences, Inc. (a)	36,907	1,936,510
Phibro Animal Health Corp. - Class A	69,390	1,822,875
Prestige Consumer Healthcare, Inc. (a) (b)	80,228	3,013,364
Reata Pharmaceuticals, Inc. - Class A (a) (b)	15,300	2,387,106
Supernus Pharmaceuticals, Inc. (a) (b)	76,187	1,809,441
Theravance Biopharma, Inc. (a) (b)	54,204	1,137,742

		47,277,242

Professional Services—2.0%
ASGN, Inc. (a)	103,236	6,883,776
CoreLogic, Inc.	79,475	5,342,310
Exponent, Inc. (b)	123,820	10,020,753
Insperity, Inc. (b)	62,340	4,035,268

		26,282,107

Road & Rail—1.0%
Landstar System, Inc.	57,269	6,431,881
Old Dominion Freight Line, Inc.	34,728	5,889,522

		12,321,403

Semiconductors & Semiconductor Equipment—5.3%
Advanced Energy Industries, Inc. (a) (b)	71,044	4,816,073
Cabot Microelectronics Corp. (b)	45,583	6,360,652
Cirrus Logic, Inc. (a)	84,528	5,222,140
Entegris, Inc.	210,996	12,459,314
Ichor Holdings, Ltd. (a) (b)	51,500	1,368,870
Inphi Corp. (a) (b)	34,400	4,042,000
MaxLinear, Inc. (a) (b)	212,057	4,550,743
MKS Instruments, Inc. (b)	84,753	9,597,430
Monolithic Power Systems, Inc.	54,741	12,973,617
Onto Innovation, Inc. (a) (b)	41,010	1,395,980
Power Integrations, Inc. (b)	46,000	5,433,980

		68,220,799

Software—9.8%
ACI Worldwide, Inc. (a) (b)	188,269	5,081,380
Aspen Technology, Inc. (a) (b)	52,199	5,408,338
Blackbaud, Inc. (b)	85,093	4,857,108
Ceridian HCM Holding, Inc. (a) (b)	73,855	5,854,486
CommVault Systems, Inc. (a)	71,799	2,778,621
CyberArk Software, Ltd. (a) (b)	24,465	2,428,641
Descartes Systems Group, Inc. (The) (a)	78,225	4,138,103
Envestnet, Inc. (a) (b)	104,846	7,710,375
Fair Isaac Corp. (a)	28,728	12,009,453
Five9, Inc. (a)	67,700	7,492,359
Fortinet, Inc. (a)	15,866	2,177,926
j2 Global, Inc. (a) (b)	44,402	2,806,650
Manhattan Associates, Inc. (a) (b)	74,256	6,994,915

Software—(Continued)
Paylocity Holding Corp. (a) (b)	53,500	7,805,115
Pegasystems, Inc. (b)	90,074	9,112,787
Proofpoint, Inc. (a) (b)	54,696	6,077,820
PTC, Inc. (a) (b)	14,620	1,137,290
Qualys, Inc. (a) (b)	65,126	6,774,407
RealPage, Inc. (a) (b)	108,705	7,066,912
Sapiens International Corp. NV	121,000	3,385,580
SPS Commerce, Inc. (a) (b)	44,500	3,342,840
SS&C Technologies Holdings, Inc.	94,946	5,362,550
Tyler Technologies, Inc. (a)	22,131	7,676,801

		127,480,457

Specialty Retail—1.4%
Aaron’s, Inc. (b)	46,490	2,110,646
Burlington Stores, Inc. (a)	32,155	6,332,284
Murphy USA, Inc. (a)	33,650	3,788,654
RH (a) (b)	25,000	6,222,500

		18,454,084

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	125,550	2,174,526

Textiles, Apparel & Luxury Goods—0.5%
Carter’s, Inc.	26,273	2,120,231
Steven Madden, Ltd.	158,876	3,922,648

		6,042,879

Thrifts & Mortgage Finance—0.1%
Radian Group, Inc.	56,433	875,276

Trading Companies & Distributors—0.6%
Beacon Roofing Supply, Inc. (a) (b)	33,122	873,427
Univar Solutions, Inc. (a) (b)	61,440	1,035,878
Watsco, Inc. (b)	35,680	6,340,336

		8,249,641

Water Utilities—0.3%
Middlesex Water Co.	54,496	3,661,041

Total Common Stocks (Cost $977,267,160)		1,278,843,011

Short-Term Investment—0.7%

Mutual Fund—0.7%
T. Rowe Price Government Reserve Fund (c)	8,731,225	8,731,225

Total Short-Term Investments (Cost $8,731,225)		8,731,225

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (d)—29.5%

Security Description	Principal Amount*	Value

Certificates of Deposit—10.7%
Agricultural Bank of China 0.520%, 09/01/20	8,000,000	$8,000,808
0.700%, 08/06/20	2,000,000	2,000,488
Banco del Estado de Chile 0.230%, SOFR + 0.150%, 08/25/20 (e)	2,000,000	1,998,914
Bank of Montreal (Chicago) 0.295%, 1M LIBOR + 0.110%, 11/13/20 (e)	2,000,000	1,999,714
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (e)	5,000,000	5,000,615
0.490%, SOFR + 0.410%, 10/02/20 (e)	1,000,000	1,000,365
Bank of Nova Scotia 0.395%, 1M LIBOR + 0.220%, 01/08/21 (e)	3,000,000	3,000,135
Barclays Bank plc 0.420%, 08/13/20	9,000,000	9,000,990
BNP Paribas S.A. New York 0.301%, 1M LIBOR + 0.110%, 02/12/21 (e)	1,000,000	999,443
0.308%, 1M LIBOR + 0.120%, 02/11/21 (e)	1,000,000	999,508
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (e)	1,000,000	1,000,321
China Construction Bank Corp. 0.500%, 08/18/20	2,000,000	1,999,966
0.550%, 08/25/20	3,000,000	3,000,177
Credit Industriel et Commercial Zero Coupon, 09/01/20	2,995,527	2,998,320
0.250%, FEDEFF PRV + 0.170%, 02/12/21 (e)	2,000,000	1,997,854
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (e)	1,000,000	1,000,122
Credit Suisse AG 0.540%, SOFR + 0.460%, 11/03/20 (e)	2,000,000	2,000,980
0.560%, SOFR + 0.480%, 10/06/20 (e)	4,000,000	4,001,960
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (e)	5,000,000	5,000,725
DZ Bank AG Zero Coupon, 07/15/20	1,981,964	1,999,840
Goldman Sachs Bank USA 0.290%, SOFR + 0.200%, 02/22/21 (e)	2,500,000	2,493,785
0.300%, SOFR + 0.210%, 02/22/21 (e)	2,500,000	2,493,950
Industrial & Commercial Bank of China Corp. 0.550%, 09/15/20	4,000,000	3,999,896
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	3,996,119	3,998,520
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 09/09/20	4,995,404	4,996,800
0.410%, 09/21/20	5,000,000	5,000,650
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (e)	5,000,000	5,000,240
MUFG Bank Ltd. 1.790%, 07/17/20	2,000,000	2,001,520
National Australia Bank, Ltd. 1.790%, 07/14/20	5,000,000	5,003,100
NatWest Bank plc 0.310%, 09/04/20	8,000,000	7,999,840
Royal Bank of Canada New York 0.260%, FEDEFF PRV + 0.180%, 02/12/21 (e)	3,000,000	2,991,891
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (e)	2,000,532	1,999,650
Standard Chartered Bank 0.240%, FEDEFF PRV + 0.160%, 08/07/20 (e)	2,000,000	1,999,114

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. Zero Coupon, 11/13/20	7,979,201	7,988,160
0.304%, 1M LIBOR + 0.120%, 07/28/20 (e)	2,000,000	2,000,048
0.398%, 1M LIBOR + 0.220%, 08/03/20 (e)	4,000,217	4,000,416
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/18/20	991,479	999,640
0.381%, 3M LIBOR + 0.070%, 12/02/20 (e)	4,000,000	3,999,532
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (e)	3,000,000	3,000,306
Toronto-Dominion Bank 0.450%, FEDEFF PRV + 0.370%, 09/08/20 (e)	1,000,164	1,000,175
0.504%, 3M LIBOR + 0.070%, 02/16/21 (e)	2,000,000	2,006,322
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (e)	5,000,000	5,000,000

		138,974,800

Commercial Paper—1.1%
Bank of China, Ltd. 0.550%, 08/19/20	4,993,125	4,996,815
Svenska Handelsbanken AB 0.277%, 1M LIBOR + 0.100%, 11/10/20 (e)	2,000,000	1,999,908
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (e)	7,000,000	7,000,000

		13,996,723

Repurchase Agreements—6.3%
BMO Capital Markets Repurchase Agreement dated 06/30/20 at 0.280%, due on 07/01/20 with a maturity value of $10,000,078; collateralized by various Common Stock with an aggregate market value of $11,000,086.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $13,005,435; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $14,177,367.	13,000,000	13,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $2,000,836; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $5,200,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $5,304,001.	5,200,000	5,200,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,900,008; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $2,958,002.	2,900,000	2,900,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $1,300,008; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $1,326,007.	1,300,000	$1,300,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $3,700,034; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $4,111,454.	3,700,000	3,700,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $9,129,734; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $9,312,316.	9,129,721	9,129,721
Goldman Sachs & Co. Repurchase Agreement dated 06/30/20 at 0.070%, due on 07/01/20 with a maturity value of $10,000,019; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 6.000%, maturity dates ranging from 12/15/33 - 02/20/50, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,000,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $3,318,326.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $9,500,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $10,508,033.	9,500,000	9,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $3,200,020; collateralized by various Common Stock with an aggregate market value of $3,556,139.	3,200,000	3,200,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $3,100,157; collateralized by various Common Stock with an aggregate market value of $3,445,138.	3,100,000	3,100,000
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $4,000,023; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $4,444,871.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $2,000,093; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,222,435.	2,000,000	2,000,000

		82,029,721

Time Deposits—0.6%
DBS Bank, Ltd. 0.420%, 08/11/20	3,000,000	3,000,000
Shinkin Central Bank 0.420%, 09/04/20	5,000,000	5,000,000

		8,000,000

Mutual Funds—10.8%
BlackRock Liquidity Funds, Institutional Shares 0.100% (f)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (f)	8,000,000	8,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (f)	15,000,000	15,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (f)	50,000,000	50,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (f)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (f)	15,000,000	15,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (f)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (f)	10,000,000	10,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (f)	15,000,000	15,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (f)	2,000,000	2,000,000

		140,000,000

Total Securities Lending Reinvestments (Cost $382,999,528)		383,001,244

Total Investments—128.7% (Cost $1,368,997,913)		1,670,575,480
Other assets and liabilities (net)—(28.7)%		(372,876,607)

Net Assets—100.0%		$1,297,698,873

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $379,947,666 and the collateral received consisted of cash in the amount of $382,962,478. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,278,843,011	$—	$—	$1,278,843,011
Total Short-Term Investment*	8,731,225	—	—	8,731,225
Securities Lending Reinvestments
Certificates of Deposit	—	138,974,800	—	138,974,800
Commercial Paper	—	13,996,723	—	13,996,723
Repurchase Agreements	—	82,029,721	—	82,029,721
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	140,000,000	—	—	140,000,000
Total Securities Lending Reinvestments	140,000,000	243,001,244	—	383,001,244
Total Investments	$1,427,574,236	$243,001,244	$—	$1,670,575,480

Collateral for Securities Loaned (Liability)	$—	$(382,962,478)	$—	$(382,962,478)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,661,844,256
Affiliated investments at value (c)	8,731,224
Cash	2,121,257
Cash denominated in foreign currencies (d)	1,222
Receivable for:
Investments sold	13,196,207
Fund shares sold	370,390
Dividends	477,154
Dividends on affiliated investments	1,313

Total Assets	1,686,743,023
Liabilities
Collateral for securities loaned	382,962,478
Payables for:
Investments purchased	4,971,058
Fund shares redeemed	266,887
Accrued Expenses:
Management fees	474,829
Distribution and service fees	78,949
Deferred trustees’ fees	136,874
Other expenses	153,075

Total Liabilities	389,044,150

Net Assets	$1,297,698,873

Net Assets Consist of:
Paid in surplus	$957,519,097
Distributable earnings (Accumulated losses)	340,179,776

Net Assets	$1,297,698,873

Net Assets
Class A	$908,496,379
Class B	370,239,119
Class E	15,152,094
Class G	3,811,281
Capital Shares Outstanding*
Class A	44,154,342
Class B	19,860,752
Class E	785,275
Class G	215,006
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.58
Class B	18.64
Class E	19.30
Class G	17.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,360,266,689.
(b)	Includes securities loaned at value of $379,947,666.
(c)	Identified cost of affiliated investments was $8,731,224.
(d)	Identified cost of cash denominated in foreign currencies was $1,220.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$3,897,488
Dividends from affiliated investments	27,645
Securities lending income	363,617

Total investment income	4,288,750
Expenses
Management fees	2,939,475
Administration fees	29,030
Custodian and accounting fees	47,293
Distribution and service fees—Class B	451,000
Distribution and service fees—Class E	11,141
Distribution and service fees—Class G	5,675
Audit and tax services	22,304
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	60,461
Insurance	4,718
Miscellaneous	8,468

Total expenses	3,617,056
Less management fee waiver	(136,004)

Net expenses	3,481,052

Net Investment Income	807,698

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	38,692,850
Foreign currency transactions	(152)

Net realized gain	38,692,698

Net change in unrealized depreciation on:
Investments	(115,929,332)
Foreign currency transactions	(81)

Net change in unrealized depreciation	(115,929,413)

Net realized and unrealized loss	(77,236,715)

Net Decrease in Net Assets From Operations	$(76,429,017)

(a)	Net of foreign withholding taxes of $4,888.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$807,698	$2,140,505
Net realized gain	38,692,698	142,513,720
Net change in unrealized appreciation (depreciation)	(115,929,413)	237,842,234

Increase (decrease) in net assets from operations	(76,429,017)	382,496,459

From Distributions to Shareholders
Class A	(98,399,812)	(130,069,102)
Class B	(43,366,119)	(58,016,977)
Class E	(1,726,089)	(2,340,062)
Class G	(469,228)	(627,718)

Total distributions	(143,961,248)	(191,053,859)

Increase in net assets from capital share transactions	103,022,814	19,531,039

Total increase (decrease) in net assets	(117,367,451)	210,973,639

Net Assets
Beginning of period	1,415,066,324	1,204,092,685

End of period	$1,297,698,873	$1,415,066,324

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	978,728	$19,882,735	520,231	$12,258,133
Reinvestments	4,844,895	98,399,812	5,912,232	130,069,102
Redemptions	(2,007,081)	(44,529,482)	(5,394,940)	(127,853,498)

Net increase	3,816,542	$73,753,065	1,037,523	$14,473,737

Class B
Sales	782,923	$14,840,811	690,801	$14,929,299
Reinvestments	2,356,854	43,366,119	2,877,826	58,016,977
Redemptions	(1,545,414)	(30,075,191)	(3,173,737)	(69,074,778)

Net increase	1,594,363	$28,131,739	394,890	$3,871,498

Class E
Sales	46,057	$967,022	53,491	$1,215,258
Reinvestments	90,656	1,726,089	112,611	2,340,062
Redemptions	(85,045)	(1,701,973)	(126,587)	(2,818,723)

Net increase	51,668	$991,138	39,515	$736,597

Class G
Sales	15,142	$289,516	6,096	$128,223
Reinvestments	26,813	469,228	32,524	627,718
Redemptions	(35,868)	(611,872)	(14,634)	(306,734)

Net increase	6,087	$146,872	23,986	$449,207

Increase derived from capital shares transactions		$103,022,814		$19,531,039

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.43		$21.23	$24.69	$21.41	$22.01	$23.40

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.05	0.04	0.05	0.07 (b)	0.07
Net realized and unrealized gain (loss)	(1.36)		6.61	(1.34)	4.70	2.20	0.71

Total income (loss) from investment operations	(1.34)		6.66	(1.30)	4.75	2.27	0.78

Less Distributions
Distributions from net investment income	(0.05)		(0.01)	(0.03)	(0.08)	(0.06)	(0.03)
Distributions from net realized capital gains	(2.46)		(3.45)	(2.13)	(1.39)	(2.81)	(2.14)

Total distributions	(2.51)		(3.46)	(2.16)	(1.47)	(2.87)	(2.17)

Net Asset Value, End of Period	$20.58		$24.43	$21.23	$24.69	$21.41	$22.01

Total Return (%) (c)	(5.32	)(d)	33.16	(6.55)	22.88	11.74	2.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(e)	0.50	0.50	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (f)	0.48	(e)	0.48	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	0.20	(e)	0.23	0.15	0.20	0.36 (b)	0.28
Portfolio turnover rate (%)	14	(d)	17	21	22	22	27
Net assets, end of period (in millions)	$908.5		$985.3	$834.3	$1,011.9	$880.8	$863.6

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.36		$19.71	$23.09	$20.11	$20.84	$22.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(g)	0.00 (g)	(0.02)	(0.01)	0.02 (b)	0.01
Net realized and unrealized gain (loss)	(1.26)		6.10	(1.23)	4.40	2.07	0.69

Total income (loss) from investment operations	(1.26)		6.10	(1.25)	4.39	2.09	0.70

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.02)	(0.01)	0.00
Distributions from net realized capital gains	(2.46)		(3.45)	(2.13)	(1.39)	(2.81)	(2.14)

Total distributions	(2.46)		(3.45)	(2.13)	(1.41)	(2.82)	(2.14)

Net Asset Value, End of Period	$18.64		$22.36	$19.71	$23.09	$20.11	$20.84

Total Return (%) (c)	(5.46	)(d)	32.84	(6.78)	22.53	11.48	2.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(e)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.05	)(e)	(0.02)	(0.10)	(0.05)	0.11 (b)	0.03
Portfolio turnover rate (%)	14	(d)	17	21	22	22	27
Net assets, end of period (in millions)	$370.2		$408.4	$352.3	$425.8	$384.7	$373.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018		2017		2016	2015
Net Asset Value, Beginning of Period	$23.05		$20.22	$23.61		$20.54		$21.23	$22.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.02	(0.00	)(g)	0.01		0.04 (b)	0.03
Net realized and unrealized gain (loss)	(1.29)		6.26	(1.26)		4.49		2.11	0.71

Total income (loss) from investment operations	(1.28)		6.28	(1.26)		4.50		2.15	0.74

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00		(0.04)		(0.03)	0.00
Distributions from net realized capital gains	(2.46)		(3.45)	(2.13)		(1.39)		(2.81)	(2.14)

Total distributions	(2.47)		(3.45)	(2.13)		(1.43)		(2.84)	(2.14)

Net Asset Value, End of Period	$19.30		$23.05	$20.22		$23.61		$20.54	$21.23

Total Return (%) (c)	(5.36	)(d)	32.90	(6.67)		22.70		11.55	2.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(e)	0.65	0.65		0.65		0.65	0.65
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.63	0.63		0.63		0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	0.05	(e)	0.08	(0.00	)(h)	0.05		0.21 (b)	0.12
Portfolio turnover rate (%)	14	(d)	17	21		22		22	27
Net assets, end of period (in millions)	$15.2		$16.9	$14.0		$17.8		$15.8	$16.9

	Class G
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018		2017		2016	2015
Net Asset Value, Beginning of Period	$21.39		$18.99	$22.33		$19.49		$20.34	$21.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)	(0.03)		(0.02)		0.02 (b)	(0.01)
Net realized and unrealized gain (loss)	(1.19)		5.86	(1.18)		4.25		1.94	0.71

Total income (loss) from investment operations	(1.20)		5.85	(1.21)		4.23		1.96	0.70

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.00	)(i)	0.00	0.00
Distributions from net realized capital gains	(2.46)		(3.45)	(2.13)		(1.39)		(2.81)	(2.14)

Total distributions	(2.46)		(3.45)	(2.13)		(1.39)		(2.81)	(2.14)

Net Asset Value, End of Period	$17.73		$21.39	$18.99		$22.33		$19.49	$20.34

Total Return (%) (c)	(5.42	)(d)	32.75	(6.84)		22.46		11.14	2.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(e)	0.80	0.80		0.80		0.80	0.80
Net ratio of expenses to average net assets (%) (f)	0.78	(e)	0.78	0.78		0.78		0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(e)	(0.07)	(0.15)		(0.10)		0.08 (b)	(0.06)
Portfolio turnover rate (%)	14	(d)	17	21		22		22	27
Net assets, end of period (in millions)	$3.8		$4.5	$3.5		$3.7		$2.9	$1.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(i)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $82,029,721. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$180,271,065	$0	$226,590,002

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$2,939,475	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the six months ended June 30, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Ending Value as of June 30, 2020	Income earned from affiliates during the period	Number of shares held at June 30, 2020
T. Rowe Price Government Reserve Fund	$10,453,000	$69,090,304	$(70,812,080)	$8,731,224	$27,645	8,731,224

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,369,384,996

Gross unrealized appreciation	375,826,587
Gross unrealized depreciation	(74,636,104)

Net unrealized appreciation (depreciation)	$301,190,483

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$4,822,622	$8,411,704	$186,231,237	$113,902,101	$191,053,859	$122,313,805

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$1,752,522	$141,839,765	$417,119,900	$—	$560,712,187

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-22

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -18.47% and -18.70%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Index1, returned -26.33%.

MARKET ENVIRONMENT / CONDITIONS

Fears in the market amid the COVID-19 outbreak in China hit natural resource demand beginning in January 2020. Though leaving Energy less affected earlier in the year, by March, it became obvious that the virus was going to become a global issue and markets everywhere reacted accordingly.

While all basic resources were eventually affected, crude oil found itself victim of at least two “black swan” events. In addition to COVID-19, in March, Russia rejected Saudi Arabia’s demand that it and other non- Organization of the Petroleum Exporting Countries (“OPEC”) members agree to supply cuts. At the time, the price of West Texas Intermediate crude oil had already started to fall amid uncontrolled production but, by April 20th, traded in negative territory for the first time in history following a historic drop of nearly 300% in the oil futures market.

When it became apparent that OPEC and Russia were going to get back together to come up with a new quota system, things started to improve. By the end of June, the price of crude oil was close to where it had been before the Saudi Arabia/Russia “standoff” and even in spite of the skepticism around COVID-19 and continued, robust U.S. shale oil production.

The narrative for base and industrial metals was a little different, however, as the way in which COVID-19 progressed geographically shifted demand and supply fundamentals. Initially, the impact of COVID-19 was on demand in China, Europe and the U.S., but as restrictions in these regions lifted, its impact was more on supply out of Brazil, Chile, Peru and Africa. Having started the year at approximately $6,164 a tonne, the price of copper fell to a low of $4,625 per tonne on March 23. Thereafter, on the back of massive governmental stimulus, it rose through the middle of May and continued on an upward trajectory to $6,005 per tonne with the added impetus of disruptions in supply.

Gold continued to trend higher in the first half of the year, propelled by economic and financial risks brought on by the pandemic and radical government policies. While gold stocks suffered a sharp fall in March as the market crashed on lock-down fears, they recovered quickly, ending the first half with gains of 17.4% for gold and 24.6% for the NYSE Arca Gold Miners Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several aspects contributed to the outperformance of the Portfolio relative to its benchmark during the period. In the Energy sector, key contributions to outperformance came from significantly underweight positions in the integrated oil & gas, oil & gas equipment & services, and oil & gas storage & transportation sub-industries. In the Materials sector, the Portfolio’s overweight position in gold also contributed to outperformance. Conversely, the Portfolio’s overweight positions in the fertilizers & agricultural chemicals sub-industry (to which the benchmark had no exposure) and its positions in the oil & gas exploration & production sub-industry both detracted from performance relative to the Portfolio’s benchmark.

From a security selection perspective, the three strongest positively contributing sub-industries to the Portfolio’s performance relative to the benchmark were: integrated oil & gas; oil & gas storage & transportation; and oil & gas equipment & services. The Portfolio’s three strongest positively contributing individual positions were: gold mining companies Barrick Gold Corp. and Newmont Corp. and solar inverter manufacturer, SolarEdge Technologies, Inc. Both Barrick and Newmont benefited not only from the strength of the gold price during the first six months of the year, but also from their healthy financial positions going into the COVID-19 crisis. SolarEdge’s global footprint, specifically exposure to stronger demand in Europe, mitigated the short-term demand contraction in the U.S.

The three weakest-contributing sub-industries to the Portfolio’s performance relative to the benchmark were: oil & gas exploration & production; fertilizers & agricultural chemicals; and diversified metals & mining. The Portfolio’s three weakest contributing companies were oil & gas exploration & production companies Diamondback Energy, Inc. and Parsley Energy, Inc. and fertilizers & agricultural chemicals company CF Industries Holdings, Inc. As high-profile Permian Basin producers, both Diamondback and Parsley were dramatically impacted not only by the severe price volatility of oil, but also by concerns in the industry around long-term production. While still a top-quartile operator in terms of free cash flow generation, during the period CF Industries faced falling nitrogen fertilizer prices, with increased Chinese production more than offsetting forecasts for strong planted corn acres in the U.S. this year.

The Portfolio’s largest additions of new positions over the period were in Kirkland Lake Gold, Ltd. and Freeport-McMoRan, Inc. We believe Kirkland Lake has been unfairly punished as a result of its acquisition of Detour Gold and that it traded at a discount to its large cap peers. As well, we remain encouraged by the company’s announced plans for share buybacks. Freeport-McMoRan has seen strong operational performance and yield improvements in its free cash flow while also trading at an attractive valuation. We believe the company’s increased capital returns and potential to unlock value from its Grasberg and Lonestar mines may provide other attractive intermediate-term catalysts as well.

The Portfolio’s largest exits of positions during the period were in Teck Resources, Ltd. and Golar LNG, Ltd. Teck is heavily exposed to coal, which has become an increasingly challenging environment

BHFTII-1

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

to operate in given investors’ continued push for decarbonization. Though we believed the company traded at an attractive valuation, we also believed it lacked a near-term catalyst for multiple expansion. For Golar LNG, repeated delay of management’s moves to simplify its business (by, for example, selling fleets or seeking out longer-term contract awards) has reduced our conviction in the company’s ability to generate sufficient cash flow and finance new capital expenditures over the short- to medium term.

On both an absolute and relative basis, the Portfolio increased its weighting to the copper sub-industry and, on an absolute basis, to the gold sub-industry.

On both an absolute and relative basis, the Portfolio substantially decreased its weightings to the oil & gas exploration & production sub-industry.

As of June 30, 2020, the Portfolio’s largest overweight positioning relative to the benchmark was in alternative & renewable energy related sub-industries including, collectively, semiconductor equipment, electrical components & equipment, renewable electricity and industrial REITs, as well as in metals & mining related sub-industries including, collectively, copper, diversified metals & mining, and gold.

As of June 30, 2020, the Portfolio’s most substantial underweight positioning relative to the benchmark was in the integrated oil & gas and oil & gas storage & transportation sub-industries. The Portfolio was also underweight the paper packaging sub-industry, in which it held no position, and had an underweight position in the oil & gas exploration & production sub-industry.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-2

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Van Eck Global Natural Resources Portfolio
Class A	-18.47	-18.76	-8.51	-3.24
Class B	-18.70	-19.08	-8.76	-3.49
S&P North American Natural Resources Sector Index	-26.33	-24.37	-6.47	-0.69

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Holdings

% of Net Assets
SolarEdge Technologies, Inc.	5.8
Barrick Gold Corp.	5.2
Newmont Corp.	5.2
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	4.8
First Quantum Minerals, Ltd.	4.1
Kirkland Lake Gold, Ltd.	3.7
Sunrun, Inc.	3.7
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3.5
Freeport-McMoRan, Inc.	3.2
Rio Tinto plc(ADR)	3.2

Top Sectors

% of Net Assets
Materials	50.6
Energy	18.2
Industrials	8.9
Information Technology	7.8
Consumer Staples	4.9
Financials	4.0
Utilities	2.0

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.75%	$1,000.00	$815.30	$3.39
	Hypothetical*	0.75%	$1,000.00	$1,021.13	$3.77

Class B (a)	Actual	1.00%	$1,000.00	$813.00	$4.51
	Hypothetical*	1.00%	$1,000.00	$1,019.89	$5.02

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Chemicals—8.5%
CF Industries Holdings, Inc.	1,124,600	$31,646,244
Corteva, Inc.	474,933	12,723,455
Dow, Inc.	85,533	3,486,325
DuPont de Nemours, Inc.	85,533	4,544,368
Nutrien, Ltd.	980,623	31,477,999
Yara International ASA	125,800	4,370,728

		88,249,119

Diversified Financial Services—0.5%
Alussa Energy Acquisition Corp. (a)	507,100	5,076,071

Electrical Equipment—3.7%
Sunrun, Inc. (a) (b)	1,939,000	38,237,080

Electronic Equipment, Instruments & Components—2.0%
IPG Photonics Corp. (a) (b)	127,600	20,465,764

Energy Equipment & Services—0.4%
Solaris Oilfield Infrastructure, Inc. - Class A (b)	524,700	3,893,274

Food Products—4.9%
Bunge, Ltd.	232,400	9,558,612
Sanderson Farms, Inc.	112,300	13,014,447
Tyson Foods, Inc. - Class A	476,200	28,433,902

		51,006,961

Independent Power and Renewable Electricity Producers—2.0%
Ormat Technologies, Inc. (b)	333,100	21,148,519

Machinery—1.1%
Chart Industries, Inc. (a) (b)	224,620	10,891,824

Marine—2.2%
Kirby Corp. (a)	430,231	23,043,172

Metals & Mining—40.6%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares) (b)	767,533	49,168,164
Anglo American plc	1,150,100	26,584,545
Barrick Gold Corp.	2,009,235	54,128,791
BHP Group, Ltd. (ADR)	219,500	10,915,735
First Quantum Minerals, Ltd. (b)	5,266,800	41,976,117
Freeport-McMoRan, Inc.	2,876,400	33,279,948
Kinross Gold Corp. (a)	3,521,700	25,426,674
Kirkland Lake Gold, Ltd. (b)	937,864	38,677,511
Lundin Mining Corp. (b)	4,137,100	22,184,803
MMC Norilsk Nickel PJSC (ADR)	330,700	8,707,331
Newmont Corp.	869,017	53,653,110
Rio Tinto plc (ADR) (b)	589,800	33,134,964
Sibanye Stillwater, Ltd. (a)	1,597,200	3,475,854
Sibanye Stillwater, Ltd. (ADR) (a) (b)	2,130,300	18,427,095

		419,740,642

Mortgage Real Estate Investment Trusts—3.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	1,288,543	36,671,934

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—17.8%
Cabot Oil & Gas Corp.	578,200	9,933,476
Chevron Corp.	334,400	29,838,512
Cimarex Energy Co.	131,500	3,614,935
Concho Resources, Inc.	285,729	14,715,043
Diamondback Energy, Inc.	415,706	17,384,825
EOG Resources, Inc.	291,000	14,742,060
Neste Oyj	283,400	11,068,101
Parsley Energy, Inc. - Class A	1,872,600	19,999,368
Pioneer Natural Resources Co.	214,500	20,956,650
Royal Dutch Shell plc Class B (ADR)	305,100	9,290,295
Valero Energy Corp.	423,800	24,927,916
WPX Energy, Inc. (a) (b)	1,150,100	7,337,638

		183,808,819

Paper & Forest Products—1.5%
Louisiana-Pacific Corp.	588,500	15,095,025

Road & Rail—1.9%
Kansas City Southern	62,500	9,330,625
Union Pacific Corp.	61,300	10,363,991

		19,694,616

Semiconductors & Semiconductor Equipment—5.8%
SolarEdge Technologies, Inc. (a) (b)	430,100	59,689,278

Total Common Stocks (Cost $1,017,951,843)		996,712,098

Short-Term Investment—3.7%

Mutual Fund—3.7%
AIM STIT-STIC Prime Portfolio	38,052,592	38,052,592

Total Short-Term Investments (Cost $38,056,318)		38,052,592

Securities Lending Reinvestments (c)—20.5%

Certificates of Deposit—9.0%
Agricultural Bank of China 0.700%, 08/06/20	1,000,000	1,000,244
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (d)	2,000,000	1,999,714
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (d)	3,000,000	3,000,369
0.460%, FEDEFF PRV + 0.380%, 09/09/20 (d)	2,000,000	2,000,512
Bank of Nova Scotia 0.450%, FEDEFF PRV + 0.370%, 09/08/20 (d)	2,000,000	2,000,544
Barclays Bank plc 0.420%, 08/13/20	7,000,000	7,000,770
BNP Paribas S.A. New York 0.520%, 1M LIBOR + 0.340%, 10/09/20 (d)	2,000,000	2,001,018
Canadian Imperial Bank of Commerce
0.240%, FEDEFF PRV + 0.160%, 02/26/21 (d)	2,000,000	1,997,460
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (d)	3,000,000	3,000,963

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
China Construction Bank Corp.
0.500%, 08/18/20	2,000,000	$1,999,966
0.550%, 08/25/20	3,000,000	3,000,177
Credit Industriel et Commercial Zero Coupon, 09/01/20	998,509	999,440
Credit Suisse AG
0.540%, SOFR + 0.460%, 11/03/20 (d)	1,000,000	1,000,490
0.560%, SOFR + 0.480%, 10/06/20 (d)	3,000,000	3,001,470
DNB Bank ASA 0.451%, 3M LIBOR + 0.080%, 05/28/21 (d)	4,000,000	4,000,580
DZ Bank AG Zero Coupon, 07/15/20	1,981,964	1,999,840
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (d)	2,500,000	2,493,785
0.300%, SOFR + 0.210%, 02/22/21 (d)	2,500,000	2,493,950
Landesbank Hessen-Thueringen Girozentrale Zero Coupon, 08/19/20	4,495,634	4,498,335
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 09/09/20	1,998,162	1,998,720
Mizuho Bank, Ltd., New York 0.390%, 1M LIBOR + 0.200%, 11/23/20 (d)	4,000,000	4,000,192
MUFG Bank Ltd. 1.790%, 07/17/20	2,000,000	2,001,520
National Australia Bank, Ltd. 1.790%, 07/14/20	5,000,000	5,003,100
NatWest Bank plc 0.310%, 09/04/20	3,000,000	2,999,940
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (d)	2,000,000	2,000,282
Rabobank International London 0.387%, 1M LIBOR + 0.210%, 01/08/21 (d)	1,000,000	997,490
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (d)	5,000,532	4,999,125
Standard Chartered Bank 0.230%, FEDEFF PRV + 0.150%, 08/26/20 (d)	3,000,000	2,998,293
Sumitomo Mitsui Banking Corp.
Zero Coupon, 11/13/20	4,987,001	4,992,600
0.398%, 1M LIBOR + 0.220%, 08/03/20 (d)	3,000,161	3,000,312
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/18/20	991,479	999,640
0.381%, 3M LIBOR + 0.070%, 12/02/20 (d)	3,000,000	2,999,649
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (d)	3,000,000	3,000,306
Toronto-Dominion Bank 0.450%, FEDEFF PRV + 0.370%, 09/08/20 (d)	1,000,164	1,000,175
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (d)	1,000,000	1,000,000

		93,480,971

Commercial Paper—1.1%
Bank of China, Ltd. 0.550%, 08/19/20	3,994,500	3,997,452
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (d)	8,000,000	8,000,000

		11,997,452

Repurchase Agreements—6.9%
BMO Capital Markets Repurchase Agreement dated 06/30/20 at 0.280%, due on 07/01/20 with a maturity value of $10,000,078; collateralized by various Common Stock with an aggregate market value of $11,000,086.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $5,452,833.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $5,452,833.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $2,800,008; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $2,856,002.	2,800,000	2,800,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $5,000,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $1,200,007; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $1,224,006.	1,200,000	1,200,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $2,200,020; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $2,444,648.	2,200,000	2,200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $8,434,920; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $8,603,607.	8,434,908	8,434,908
Goldman Sachs & Co. Repurchase Agreement dated 06/30/20 at 0.070%, due on 07/01/20 with a maturity value of $10,000,019; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 6.000%, maturity dates ranging from 12/15/33 - 02/20/50, and an aggregate market value of $10,200,000.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $3,800,022; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $4,203,213.	3,800,000	$3,800,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $4,300,025; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $4,756,268.	4,300,000	4,300,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $1,900,012; collateralized by various Common Stock with an aggregate market value of $2,111,457.	1,900,000	1,900,000
Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $2,400,121; collateralized by various Common Stock with an aggregate market value of $2,667,203.	2,400,000	2,400,000
Societe Generale Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,000,012; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $2,222,435.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $7,000,327; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $7,778,524.	7,000,000	7,000,000

		71,034,908

Time Deposits—0.6%
DBS Bank, Ltd. 0.420%, 08/11/20	1,000,000	1,000,000
Skandi NY 0.060%, 07/01/20	5,000,000	5,000,000

		6,000,000

Mutual Funds—2.9%
BlackRock Liquidity Funds, Institutional Shares 0.100% (e)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (e)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (e)	5,000,000	5,000,000

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 0.100% (e)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (e)	5,000,000	5,000,000

		30,000,000

Total Securities Lending Reinvestments (Cost $212,514,647)		212,513,331

Total Investments—120.6% (Cost $1,268,522,808)		1,247,278,021
Other assets and liabilities (net)—(20.6)%		(213,092,371)

Net Assets—100.0%		$1,034,185,650

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $211,421,831 and the collateral received consisted of cash in the amount of $212,483,014. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2020.

Glossary of Abbreviations

Index Abbreviations:

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviation:

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$83,878,391	$4,370,728	$—	$88,249,119
Diversified Financial Services	—	5,076,071	—	5,076,071
Electrical Equipment	38,237,080	—	—	38,237,080
Electronic Equipment, Instruments & Components	20,465,764	—	—	20,465,764
Energy Equipment & Services	3,893,274	—	—	3,893,274
Food Products	51,006,961	—	—	51,006,961
Independent Power and Renewable Electricity Producers	21,148,519	—	—	21,148,519
Machinery	10,891,824	—	—	10,891,824
Marine	23,043,172	—	—	23,043,172
Metals & Mining	389,680,243	30,060,399	—	419,740,642
Mortgage Real Estate Investment Trusts	36,671,934	—	—	36,671,934
Oil, Gas & Consumable Fuels	172,740,718	11,068,101	—	183,808,819
Paper & Forest Products	15,095,025	—	—	15,095,025
Road & Rail	19,694,616	—	—	19,694,616
Semiconductors & Semiconductor Equipment	59,689,278	—	—	59,689,278
Total Common Stocks	946,136,799	50,575,299	—	996,712,098
Total Short-Term Investment*	38,052,592	—	—	38,052,592
Securities Lending Reinvestments
Certificates of Deposit	—	93,480,971	—	93,480,971
Commercial Paper	—	11,997,452	—	11,997,452
Repurchase Agreements	—	71,034,908	—	71,034,908
Time Deposits	—	6,000,000	—	6,000,000
Mutual Funds	30,000,000	—	—	30,000,000
Total Securities Lending Reinvestments	30,000,000	182,513,331	—	212,513,331
Total Investments	$1,014,189,391	$233,088,630	$—	$1,247,278,021

Collateral for Securities Loaned (Liability)	$—	$(212,483,014)	$—	$(212,483,014)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$1,247,278,021
Receivable for:
Fund shares sold	23,526
Dividends	588,647

Total Assets	1,247,890,194
Liabilities
Cash due to bank denominated in foreign currencies (c)	2,675
Collateral for securities loaned	212,483,014
Payables for:
Fund shares redeemed	352,008
Accrued Expenses:
Management fees	609,795
Distribution and service fees	19,480
Deferred trustees’ fees	135,599
Other expenses	101,973

Total Liabilities	213,704,544

Net Assets	$1,034,185,650

Net Assets Consist of:
Paid in surplus	$1,620,490,937
Distributable earnings (Accumulated losses)	(586,305,287)

Net Assets	$1,034,185,650

Net Assets
Class A	$941,386,627
Class B	92,799,023
Capital Shares Outstanding*
Class A	136,507,261
Class B	13,540,833
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.90
Class B	6.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,268,522,808.
(b)	Includes securities loaned at value of $211,421,831.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $2,689.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Dividends (a)	$10,856,214
Securities lending income	386,887

Total investment income	11,243,101
Expenses
Management fees	3,801,322
Administration fees	24,519
Custodian and accounting fees	35,059
Distribution and service fees—Class B	110,329
Audit and tax services	27,091
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	21,344
Insurance	3,597
Miscellaneous	8,550

Total expenses	4,069,302
Less management fee waiver	(303,297)

Net expenses	3,766,005

Net Investment Income	7,477,096

Net Realized and Unrealized Gain (Loss)
Net realized loss on :
Investments	(175,603,317)
Foreign currency transactions	(20,606)

Net realized loss	(175,623,923)

Net change in unrealized appreciation (depreciation) on:
Investments	(41,171,849)
Foreign currency transactions	14

Net change in unrealized depreciation	(41,171,835)

Net realized and unrealized loss	(216,795,758)

Net Decrease in Net Assets From Operations	$(209,318,662)

(a)	Net of foreign withholding taxes of $388,307.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,477,096	$15,902,921
Net realized loss	(175,623,923)	(97,969,531)
Net change in unrealized appreciation (depreciation)	(41,171,835)	204,392,556

Increase (decrease) in net assets from operations	(209,318,662)	122,325,946

From Distributions to Shareholders
Class A	(13,816,457)	(6,297,162)
Class B	(1,162,127)	(346,636)

Total distributions	(14,978,584)	(6,643,798)

Increase in net assets from capital share transactions	68,205,135	146,452,494

Total increase (decrease) in net assets	(156,092,111)	262,134,642

Net Assets
Beginning of period	1,190,277,761	928,143,119

End of period	$1,034,185,650	$1,190,277,761

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	12,523,946	$79,106,501	20,346,723	$170,703,113
Reinvestments	2,025,873	13,816,457	785,182	6,297,162
Redemptions	(4,282,296)	(29,996,839)	(3,911,065)	(34,428,120)

Net increase	10,267,523	$62,926,119	17,220,840	$142,572,155

Class B
Sales	2,370,110	$13,587,921	1,997,151	$16,059,549
Reinvestments	171,406	1,162,127	43,493	346,636
Redemptions	(1,375,477)	(9,471,032)	(1,509,874)	(12,525,846)

Net increase	1,166,039	$5,279,016	530,770	$3,880,339

Increase derived from capital shares transactions		$68,205,135		$146,452,494

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.59		$7.69	$10.78	$10.86	$7.59	$11.32

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.12	0.06	0.02	0.01	0.08
Net realized and unrealized gain (loss)	(1.64)		0.83	(3.13)	(0.09)	3.34	(3.76)

Total income (loss) from investment operations	(1.59)		0.95	(3.07)	(0.07)	3.35	(3.68)

Less Distributions
Distributions from net investment income	(0.10)		(0.05)	(0.02)	(0.01)	(0.08)	(0.05)

Total distributions	(0.10)		(0.05)	(0.02)	(0.01)	(0.08)	(0.05)

Net Asset Value, End of Period	$6.90		$8.59	$7.69	$10.78	$10.86	$7.59

Total Return (%) (b)	(18.47	)(c)	12.44 (d)	(28.64)	(0.62)	44.26	(32.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(e)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.77	0.80	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	1.56	(e)	1.46	0.62	0.21	0.14	0.82
Portfolio turnover rate (%)	22	(c)	33	24	23	49	25
Net assets, end of period (in millions)	$941.4		$1,084.7	$837.8	$991.7	$916.2	$752.1

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.53		$7.62	$10.71	$10.79	$7.55	$11.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.10	0.04	(0.01)	(0.01)	0.06
Net realized and unrealized gain (loss)	(1.64)		0.84	(3.13)	(0.07)	3.31	(3.74)

Total income (loss) from investment operations	(1.60)		0.94	(3.09)	(0.08)	3.30	(3.68)

Less Distributions
Distributions from net investment income	(0.08)		(0.03)	0.00	0.00	(0.06)	(0.02)

Total distributions	(0.08)		(0.03)	0.00	0.00	(0.06)	(0.02)

Net Asset Value, End of Period	$6.85		$8.53	$7.62	$10.71	$10.79	$7.55

Total Return (%) (b)	(18.70	)(c)	12.35	(28.85)	(0.74)	43.74	(32.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(e)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (f)	1.00	(e)	1.02	1.05	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	1.29	(e)	1.20	0.36	(0.05)	(0.12)	0.56
Portfolio turnover rate (%)	22	(c)	33	24	23	49	25
Net assets, end of period (in millions)	$92.8		$105.5	$90.3	$134.4	$132.2	$114.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2020, the Portfolio had a payment of $2,675 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2020. The Portfolio’s average overdraft advances during the six months ended June 30, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $71,034,908. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$294,778,087	$0	$211,011,813

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$3,801,322	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $500 million
0.075%	On amounts over $500 million

An identical agreement was in place for the period January 1, 2020 to April 29 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,281,621,752

Gross unrealized appreciation	155,030,438
Gross unrealized depreciation	(189,374,169)

Net unrealized appreciation (depreciation)	$(34,343,731)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$6,643,798	$1,880,391	$—	$—	$6,643,798	$1,880,391

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$15,015,903	$—	$6,828,118	$(383,711,139)	$(361,867,118)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $27,474,446 and accumulated long-term capital losses of $356,236,693.

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -2.49%, -2.70%, and -2.60%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 6.14%.

MARKET ENVIRONMENT / CONDITIONS

Fixed income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted strong positive returns of 6.14% for the six-month period ended June 30, 2020. The year-to-date period is in many ways a tale of two halves as the second quarter of 2020 stood in sharp contrast to the first quarter.

The first quarter of 2020 brought drastic changes to both capital markets and to the global economic outlook. Solid estimates for 2020 growth persisted at the onset of the year, only to be abruptly undone by quarter-end as the outbreak of coronavirus (“COVID-19”) upended global economies and ways of life. Markets experienced a significant drawdown, driven by the COVID-19 crisis and its subsequent economic impact. Spreads on all credit sectors widened considerably over the quarter but closed somewhat tighter than their mid-March levels. Overall, credit sectors significantly underperformed similar duration Treasury securities (“USTs”). Safe haven assets rallied and 10-year USTs fell lower in yield (from 1.92% to 0.67%). The spread between 5- and 30-year USTs increased (i.e. the yield curve steepened) from 70 basis points (“bps”) to 94 bps.

During the second quarter, global risk sentiment rebounded significantly and there was room for cautious optimism around the development of both a vaccine and therapeutic treatments for COVID-19. Risk assets rallied meaningfully over the quarter, with equities up and corporate credit spreads meaningfully tighter. The 10-year UST yield closed the quarter modestly lower at 0.66% and the broad swath of the yield curve steepened further from 94 bps to 112 bps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the reporting period. Over the year-to-date period ended June 30, 2020, the Portfolio’s exposure to emerging markets (“EM”) debt and currency was the most meaningful detractor from performance. Both U.S. Dollar (“USD”) and non-USD-denominated exposures impacted the Portfolio as USD-denominated EM bond spreads widened and local EM yields increased during the first quarter. EM exposures were additive to second quarter performance as spreads tightened in line with the rally in developed market debt; however, the overall impact for the period in question was still negative.

The Portfolio’s allocation to corporate bonds was also meaningfully negative for year-to-date performance. Although investment-grade and high-yield corporate bonds benefitted from the Federal Reserve’s (the “Fed”) corporate bond-buying facilities which became operational over the quarter and propelled spreads tighter in the second quarter, the month of March was one of the worst on record for corporate credit as the Portfolio did not completely recover from the negative impact of the spread widening that occurred during the first quarter.

Structured credit allocations were also a negative contributor over the year-to-date period. While spreads tightened on improved market sentiment during the second quarter, the structured credit market did not fully recover from the negative impact of the severe market dislocations and downward pricing pressure observed in March.

The Portfolio’s duration and yield curve positioning, in aggregate, was positive for performance over the year-to-date period. The Portfolio began the period holding overweights at the 2-, 5- and 10-year segments of the yield curve and underweights to the 20- and 30-year segments. Performance benefitted as UST rates fell and the curve steepened, and we reduced the 10-year overweight and added to the 30-year segment of the yield curve over the period.

The Portfolio’s exposure to EM was trimmed over the period on the view that EM countries remain vulnerable to prolonged uncertainty around the impact of COVID-19 on global growth and trade. We reduced the Portfolio’s exposure to the Brazilian real and Indonesia rupiah and took profit on Canadian and Australian dollar positions given the recovery in commodity prices.

With regard to credit, we had been active in buying new issues which offered attractive concessions earlier in the period; however, later in the period we took the opportunity to rotate out of investment-grade and into high-yield corporate credit, favoring value sectors such as gaming, energy, pharmaceuticals, healthcare, and food and beverage. We also incrementally increased the Portfolio’s exposure to Bank Loans.

During the six months ended June 30, 2020, the Portfolio utilized derivatives including UST futures and options, Eurodollar and Fed Funds futures, and interest rate swaps to manage duration and yield

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

curve exposure. The Portfolio also used non-U.S. interest rate futures and swaps to manage exposure to the European, U.K. and Australian bond markets. Credit default swaps (“CDS”) and options on CDS on both investment-grade and high-yield indices were used as an efficient, low-cost way to adjust exposures to these sectors. The Portfolio also used forward-settling to-be-announced mortgage securities to gain exposure to the Agency Mortgage-Backed Securities (“MBS”) market and other stripped MBS derivatives to gain exposure to specific characteristics of Agency MBS. Finally, the Portfolio used foreign exchange forwards and futures to take outright positions in a variety of currencies.

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	-2.49	1.71	4.28	5.10
Class B	-2.70	1.37	4.02	4.84
Class E	-2.60	1.47	4.12	4.95
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	4.30	3.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Sectors

% of Net Assets
Corporate Bonds & Notes	54.1
Floating Rate Loans	16.5
Mortgage-Backed Securities	7.5
Asset-Backed Securities	7.0
Foreign Government	6.2
U.S. Treasury & Government Agencies	4.9
Convertible Bonds	1.9
Convertible Preferred Stocks	0.3
Preferred Stocks	0.1
Municipals	0.1

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.55%	$1,000.00	$975.10	$2.70
	Hypothetical*	0.55%	$1,000.00	$1,022.13	$2.77

Class B (a)	Actual	0.80%	$1,000.00	$973.00	$3.92
	Hypothetical*	0.80%	$1,000.00	$1,020.89	$4.02

Class E (a)	Actual	0.70%	$1,000.00	$974.00	$3.44
	Hypothetical*	0.70%	$1,000.00	$1,021.38	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—54.1% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.0%
Boeing Co. (The)
3.250%, 02/01/35 (a)	1,740,000	$1,586,018
5.930%, 05/01/60	8,660,000	10,232,950
L3Harris Technologies, Inc. 4.854%, 04/27/35	350,000	446,100
TransDigm, Inc.
6.250%, 03/15/26 (144A)	9,290,000	9,284,194
8.000%, 12/15/25 (144A)	7,440,000	7,819,366

		29,368,628

Agriculture—0.3%
Altria Group, Inc.
4.400%, 02/14/26	500,000	575,092
4.800%, 02/14/29	3,500,000	4,079,944
5.950%, 02/14/49 (a)	829,000	1,086,910
Reynolds American, Inc. 4.850%, 09/15/23	1,640,000	1,826,792

		7,568,738

Airlines—1.0%
Air Canada 7.750%, 04/15/21 (144A) (a)	1,399,000	1,399,000
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	569,239	524,099
American Airlines Pass-Through Trust 5.600%, 07/15/20 (144A)	553,271	553,347
Delta Air Lines Pass-Through Trust 6.821%, 08/10/22	1,395,527	1,368,211
Delta Air Lines, Inc.
2.900%, 10/28/24	9,968,000	8,084,201
3.400%, 04/19/21	6,801,000	6,613,897
3.800%, 04/19/23	50,000	44,506
7.000%, 05/01/25 (144A)	3,990,000	4,118,750
7.375%, 01/15/26	5,110,000	4,943,405
United Airlines Holdings, Inc. 6.000%, 12/01/20	420,000	416,850
United Airlines Pass-Through Trust 3.700%, 06/01/24	2,150,000	1,999,644

		30,065,910

Apparel—0.5%
Hanesbrands, Inc.
4.875%, 05/15/26 (144A) (a)	5,378,000	5,418,335
5.375%, 05/15/25 (144A)	3,870,000	3,913,538
William Carter Co. (The)
5.500%, 05/15/25 (144A)	1,260,000	1,299,375
5.625%, 03/15/27 (144A) (a)	2,910,000	2,997,300

		13,628,548

Auto Manufacturers—1.4%
Allison Transmission, Inc. 5.000%, 10/01/24 (144A)	4,790,000	4,778,025

Auto Manufacturers—(Continued)
Ford Motor Co.
8.500%, 04/21/23	5,583,000	5,904,022
9.000%, 04/22/25	7,380,000	7,979,625
Ford Motor Credit Co. LLC
3.087%, 01/09/23 (a)	3,470,000	3,298,651
3.200%, 01/15/21	2,570,000	2,531,450
3.219%, 01/09/22	250,000	243,178
5.125%, 06/16/25	3,590,000	3,598,185
General Motors Co.
6.125%, 10/01/25 (a)	3,370,000	3,787,223
6.600%, 04/01/36	5,134,000	5,582,116
JB Poindexter & Co., Inc. 7.125%, 04/15/26 (144A)	2,911,000	2,940,110

		40,642,585

Auto Parts & Equipment—0.1%
American Axle & Manufacturing, Inc. 6.250%, 03/15/26 (a)	1,740,000	1,674,750

Banks—6.9%
Banco Mercantil del Norte S.A.
6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	800,000	764,000
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	800,000	762,736
Barclays Bank plc 7.625%, 11/21/22	16,450,000	17,911,062
Barclays plc
2.000%, 5Y EUR Swap + 1.900%, 02/07/28 (EUR) (b)	7,010,000	7,713,807
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	227,981
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (a) (b)	3,650,000	3,709,312
8.000%, 5Y H15 + 5.672%, 06/15/24 (b)	6,660,000	6,901,425
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (b)	8,480,000	7,892,251
BNP Paribas S.A. 7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (b)	2,850,000	2,892,750
Citigroup, Inc. 4.450%, 09/29/27	6,584,000	7,503,101
Cooperative Rabobank UA
3.750%, 07/21/26	4,210,000	4,627,801
4.375%, 08/04/25	1,470,000	1,658,554
4.625%, 12/01/23	2,250,000	2,481,165
Credit Agricole S.A.
6.500%, 5Y EUR Swap + 5.120%, 06/23/21 (EUR) (b)	2,735,000	3,124,142
7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (b)	1,750,000	1,898,418
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (b)	7,050,000	8,045,812
Credit Suisse Group AG
7.250%, 5Y H15 + 4.332%, 09/12/25 (144A) (b)	650,000	667,875
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (a) (b)	3,390,000	3,521,905
Goldman Sachs Group, Inc. (The) 6.750%, 10/01/37	2,000,000	2,883,899
HSBC Holdings plc
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	390,000	387,563
6.250%, 5Y USD ICE Swap + 3.453%, 03/23/23 (a) (b)	1,260,000	1,256,724
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	3,770,000	3,868,962

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Intesa Sanpaolo S.p.A.
3.125%, 07/14/22 (144A)	1,970,000	$2,006,703
3.375%, 01/12/23 (144A)	1,900,000	1,953,941
5.017%, 06/26/24 (144A)	2,440,000	2,500,175
5.710%, 01/15/26 (144A) (a)	17,630,000	18,684,412
6.500%, 02/24/21 (144A)	1,175,000	1,208,076
JPMorgan Chase & Co. 3.109%, SOFR + 2.440%, 04/22/51 (b)	10,000,000	10,762,265
Lloyds Banking Group plc
4.582%, 12/10/25	3,011,000	3,341,687
4.650%, 03/24/26	3,120,000	3,471,235
4.947%, 5Y EUR Swap + 5.290%, 06/27/25 (EUR) (b)	5,450,000	5,931,727
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (a) (b)	3,580,000	3,713,534
National Securities Clearing Corp.
1.200%, 04/23/23 (144A) (a)	2,000,000	2,030,852
1.500%, 04/23/25 (144A)	2,000,000	2,045,531
Royal Bank of Scotland Group plc
4.800%, 04/05/26 (a)	400,000	462,806
5.125%, 05/28/24 (a)	2,870,000	3,139,430
6.000%, 12/19/23	875,000	980,213
6.100%, 06/10/23	780,000	863,640
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (b)	2,890,000	3,004,878
Santander Holdings USA, Inc. 4.500%, 07/17/25	570,000	616,384
Santander UK Group Holdings plc
4.750%, 09/15/25 (144A)	10,031,000	10,868,990
7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (b)	2,620,000	3,303,256
Santander UK plc 7.950%, 10/26/29 (a)	272,000	361,425
UBS AG 7.625%, 08/17/22	2,850,000	3,178,167
UBS Group AG 7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	3,600,000	3,739,500
UniCredit S.p.A.
5.459%, 5Y USD ICE Swap + 4.750%, 06/30/35 (144A) (b)	5,760,000	5,805,567
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (b)	6,200,000	6,992,088
Wells Fargo & Co.
4.478%, 3M LIBOR + 3.770%, 04/04/31 (b)	1,250,000	1,513,225
5.013%, 3M LIBOR + 4.240%, 04/04/51 (b)	3,360,000	4,640,259
5.950%, 12/01/86	90,000	108,433

		197,929,644

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 01/23/49	2,870,000	3,841,557
5.800%, 01/23/59 (a)	1,110,000	1,578,918
Constellation Brands, Inc. 4.750%, 12/01/25	140,000	164,631

		5,585,106

Building Materials—0.0%
Builders FirstSource, Inc. 6.750%, 06/01/27 (144A)	1,080,000	1,105,650

Chemicals—0.0%
Olin Corp. 5.000%, 02/01/30	1,540,000	1,362,900

Commercial Services—1.9%
Allied Universal Holding Co. LLC 6.625%, 07/15/26 (144A)	7,540,000	7,917,000
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	5,320,000	5,468,215
Carriage Services, Inc. 6.625%, 06/01/26 (144A)	2,087,000	2,193,959
Metropolitan Museum of Art (The)
3.400%, 07/01/45	2,025,000	2,509,807
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.250%, 04/15/24 (144A)	1,290,000	1,319,025
5.750%, 04/15/26 (144A) (a)	2,720,000	2,818,600
6.250%, 01/15/28 (144A) (a)	2,720,000	2,561,968
RR Donnelley and Sons Co. 8.250%, 07/01/27	4,940,000	4,890,600
United Rentals North America, Inc.
3.875%, 11/15/27 (a)	2,290,000	2,284,275
4.625%, 10/15/25	3,190,000	3,205,950
4.875%, 01/15/28 (a)	5,230,000	5,360,750
5.250%, 01/15/30	7,040,000	7,268,800
WW International, Inc. 8.625%, 12/01/25 (144A)	5,945,000	6,123,350

		53,922,299

Distribution/Wholesale—0.7%
American News Co. LLC 8.500%, 10.000% PIK, 09/01/26 (144A) (c)	17,809,799	19,590,779

Diversified Financial Services—1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.500%, 09/15/23	3,200,000	3,200,375
4.625%, 10/30/20	1,060,000	1,064,609
5.000%, 10/01/21	15,056,000	15,226,208
6.500%, 07/15/25 (a)	200,000	209,526
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)†	3,370,000	4,034,520
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (c)	12,340,000	8,267,800
International Lease Finance Corp. 8.625%, 01/15/22	2,500,000	2,685,800
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	159,865
LHC3 plc 4.125%, 4.875% PIK, 08/15/24 (EUR) (c)	250,000	280,875
Mastercard, Inc. 3.850%, 03/26/50	1,180,000	1,472,135
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	3,800,000	3,466,798
5.250%, 08/15/22 (144A)	5,120,000	4,806,190
Raymond James Financial, Inc. 4.650%, 04/01/30	1,070,000	1,279,176

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Visa, Inc. 2.700%, 04/15/40	1,600,000	$1,714,077

		47,867,954

Electric—0.8%
FirstEnergy Corp.
3.900%, 07/15/27	1,640,000	1,854,966
7.375%, 11/15/31	3,550,000	5,183,388
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (a)	1,987,207	2,007,079
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	580,085	511,765
Perusahaan Listrik Negara PT 5.500%, 11/22/21	6,750,000	7,047,000
Southern California Edison Co.
3.900%, 03/15/43	1,217,000	1,353,309
Talen Energy Supply LLC 10.500%, 01/15/26 (144A)	5,110,000	4,036,900

		21,994,407

Electronics—0.1%
Sensata Technologies, Inc. 4.375%, 02/15/30 (144A) (a)	2,090,000	2,069,100

Energy - Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	1,040,114	1,258,334

Entertainment—1.3%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, 02/15/28 (144A)	6,590,000	6,034,133
Boyne USA, Inc. 7.250%, 05/01/25 (144A)	3,470,000	3,634,825
Colt Merger Sub, Inc.
5.750%, 07/01/25 (144A)	2,220,000	2,231,100
6.250%, 07/01/25 (144A)	4,470,000	4,435,134
International Game Technology plc 5.250%, 01/15/29 (144A) (a)	3,090,000	3,005,025
Lions Gate Capital Holdings LLC 5.875%, 11/01/24 (144A) (a)	3,336,000	3,185,880
Mohegan Gaming & Entertainment 7.875%, 10/15/24 (144A)	9,397,000	7,799,510
Speedway Motorsports LLC / Speedway Funding II, Inc. 4.875%, 11/01/27 (144A)	1,835,000	1,669,850
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.750%, 04/15/25 (144A) (a)	6,180,000	6,224,496

		38,219,953

Environmental Control—0.5%
GFL Environmental, Inc.
4.250%, 06/01/25 (144A)	2,570,000	2,592,488
5.125%, 12/15/26 (144A)	4,970,000	5,143,950
8.500%, 05/01/27 (144A) (a)	6,627,000	7,206,862

		14,943,300

Food—0.4%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (d)	2,410,000	3,403,603
Kraft Heinz Foods Co.
3.000%, 06/01/26	340,000	343,695
3.875%, 05/15/27 (144A) (a)	200,000	208,963
3.950%, 07/15/25	39,000	41,671
4.250%, 03/01/31 (144A)	720,000	763,226
4.875%, 10/01/49 (144A)	2,190,000	2,229,286
5.000%, 06/04/42	130,000	136,933
5.200%, 07/15/45	90,000	97,569
5.500%, 06/01/50 (144A)	2,220,000	2,365,585
Lamb Weston Holdings, Inc. 4.875%, 05/15/28 (144A)	1,260,000	1,334,983

		10,925,514

Forest Products & Paper—0.2%
Suzano Austria GmbH 5.750%, 07/14/26	4,200,000	4,588,500

Healthcare - Products—0.2%
Immucor, Inc. 11.125%, 02/15/22 (144A) (a)	7,080,000	6,318,900

Healthcare - Services—2.3%
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A)	6,230,000	4,392,150
Centene Corp.
3.375%, 02/15/30	1,280,000	1,292,429
5.375%, 06/01/26 (144A)	7,280,000	7,546,885
5.375%, 08/15/26 (144A)	1,920,000	1,997,203
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	757,820
HCA, Inc.
5.375%, 02/01/25	5,320,000	5,699,050
5.500%, 06/15/47	9,200,000	11,199,657
5.625%, 09/01/28 (a)	7,610,000	8,488,270
Humana, Inc. 4.800%, 03/15/47	800,000	1,042,397
LifePoint Health, Inc. 4.375%, 02/15/27 (144A) (a)	3,780,000	3,572,100
Polaris Intermediate Corp. 8.500%, 9.250% PIK, 12/01/22 (144A) (a) (c)	4,270,000	3,757,600
Radiology Partners, Inc. 9.250%, 02/01/28 (144A) (a)	5,630,000	5,306,275
Tenet Healthcare Corp.
4.625%, 06/15/28 (144A)	1,880,000	1,841,798
7.500%, 04/01/25 (144A)	4,530,000	4,813,125
U.S. Renal Care, Inc. 10.625%, 07/15/27 (144A) (a)	3,931,000	4,048,930

		65,755,689

Home Builders—0.4%
Lennar Corp. 4.500%, 04/30/24	4,180,000	4,346,322

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Shea Homes L.P. / Shea Homes Funding Corp. 4.750%, 02/15/28 (144A)	4,240,000	$4,028,000
Taylor Morrison Communities, Inc. 5.875%, 01/31/25 (144A)	3,680,000	3,735,200

		12,109,522

Housewares—0.4%
CD&R Smokey Buyer, Inc. 6.750%, 07/15/25 (144A)	1,310,000	1,362,269
Newell Brands, Inc.
4.350%, 04/01/23	1,153,000	1,187,359
4.700%, 04/01/26 (a)	5,580,000	5,844,436
4.875%, 06/01/25 (a)	2,610,000	2,733,401

		11,127,465

Insurance—1.2%
Ambac Assurance Corp. 5.100%, (144A) (o)	20,207	27,077
Ambac LSNI LLC 6.000%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	74,831	73,895
American International Group, Inc.
3.750%, 07/10/25	770,000	852,114
6.250%, 03/15/87	453,000	439,410
AXA S.A. 8.600%, 12/15/30 (a)	1,320,000	1,917,184
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 05/01/25 (144A) (a)	6,120,000	6,615,598
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)†	2,600,000	3,963,665
Massachusetts Mutual Life Insurance Co.
3.375%, 04/15/50 (144A) (a)	800,000	823,006
4.900%, 04/01/77 (144A)	6,285,000	8,118,180
New York Life Insurance Co. 3.750%, 05/15/50 (144A)	800,000	901,519
NMI Holdings, Inc. 7.375%, 06/01/25 (144A)	5,040,000	5,273,755
Prudential Financial, Inc.
5.625%, 3M LIBOR + 3.920%, 06/15/43 (b)	550,000	585,200
5.875%, 3M LIBOR + 4.175%, 09/15/42 (a) (b)	1,200,000	1,277,280
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 (144A)	1,771,000	2,274,605
6.850%, 12/16/39 (144A)	216,000	324,643

		33,467,131

Internet—1.5%
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A)	8,999,000	9,257,721
Match Group Holdings II LLC
4.625%, 06/01/28 (144A)	3,760,000	3,801,924
5.000%, 12/15/27 (144A) (a)	4,060,000	4,224,633
Netflix, Inc. 6.375%, 05/15/29	10,660,000	12,418,900
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	8,110,000	8,837,983

Internet—(Continued)
Twitter, Inc. 3.875%, 12/15/27 (144A)	5,340,000	5,340,534

		43,881,695

Investment Companies—0.3%
Owl Rock Capital Corp. 4.000%, 03/30/25	8,090,000	7,990,026

Iron/Steel—0.4%
ArcelorMittal
3.600%, 07/16/24	180,000	178,392
6.125%, 06/01/25	2,700,000	2,930,140
Vale Overseas, Ltd.
6.250%, 08/10/26	3,990,000	4,693,237
6.875%, 11/10/39	2,180,000	2,844,922

		10,646,691

Leisure Time—0.9%
NCL Corp., Ltd.
3.625%, 12/15/24 (144A)	5,070,000	3,105,375
12.250%, 05/15/24 (144A)	5,010,000	5,240,210
Royal Caribbean Cruises, Ltd. 2.650%, 11/28/20 (a)	2,720,000	2,638,916
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	6,685,000	6,300,612
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	8,192,000	4,877,271
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	6,560,000	4,870,800

		27,033,184

Lodging—0.9%
Hilton Domestic Operating Co., Inc.
5.375%, 05/01/25 (144A) (a)	830,000	826,888
5.750%, 05/01/28 (144A) (a)	2,010,000	2,030,100
Las Vegas Sands Corp.
2.900%, 06/25/25	50,000	48,526
3.200%, 08/08/24	560,000	557,598
Melco Resorts Finance, Ltd. 5.375%, 12/04/29 (144A) (a)	8,230,000	8,185,890
Sands China, Ltd.
3.800%, 01/08/26 (144A)	1,300,000	1,335,763
5.125%, 08/08/25	6,800,000	7,366,508
Wynn Macau, Ltd. 5.125%, 12/15/29 (144A) (a)	5,550,000	5,383,500

		25,734,773

Machinery - Diversified—0.3%
Cleaver-Brooks, Inc. 7.875%, 03/01/23 (144A) (a)	3,160,000	2,678,100
Vertical Holdco GmbH 7.625%, 07/15/28 (144A)	1,970,000	1,970,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery - Diversified—(Continued)
Vertical U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	4,910,000	$4,910,000

		9,558,100

Media—2.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 05/01/32 (144A)	3,440,000	3,483,000
5.000%, 02/01/28 (144A) (a)	5,990,000	6,184,675
5.375%, 05/01/25 (144A)	880,000	902,000
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 03/15/28 (a)	5,760,000	6,457,020
4.908%, 07/23/25	3,664,000	4,201,624
5.375%, 04/01/38	2,050,000	2,496,227
CSC Holdings LLC
6.500%, 02/01/29 (144A)	15,520,000	16,955,600
10.875%, 10/15/25 (144A)	5,667,000	6,092,025
DISH DBS Corp. 7.750%, 07/01/26 (a)	11,795,000	12,503,997
Fox Corp. 5.476%, 01/25/39 (a)	1,400,000	1,871,286
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	3,610,000	3,330,225
5.250%, 08/15/27 (144A) (a)	2,190,000	2,096,925
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,391,766
Univision Communications, Inc. 9.500%, 05/01/25 (144A) (a)	5,160,000	5,469,600
UPC Holding B.V. 5.500%, 01/15/28 (144A)	3,545,000	3,417,735
Virgin Media Secured Finance plc 5.500%, 08/15/26 (144A)	5,985,000	6,122,296

		83,976,001

Metal Fabricate/Hardware—0.0%
Park-Ohio Industries, Inc. 6.625%, 04/15/27	1,055,000	865,100

Mining—3.1%
Alcoa Nederland Holding B.V.
6.125%, 05/15/28 (144A)	4,422,000	4,529,808
6.750%, 09/30/24 (144A)	2,200,000	2,246,750
Anglo American Capital plc 4.000%, 09/11/27 (144A)	3,540,000	3,784,013
Barrick Gold Corp. 5.250%, 04/01/42	2,520,000	3,301,812
Barrick North America Finance LLC 5.750%, 05/01/43	6,779,000	9,484,233
BHP Billiton Finance USA, Ltd.
6.250%, 5Y USD Swap + 4.971%, 10/19/75 (144A) (b)	2,392,000	2,403,840
6.750%, 5Y USD Swap + 5.093%, 10/19/75 (144A) (b)	8,191,000	9,440,127
First Quantum Minerals, Ltd. 7.250%, 04/01/23 (144A) (a)	20,469,000	19,645,942
Freeport-McMoRan, Inc. 5.450%, 03/15/43	14,570,000	14,278,600

Mining—(Continued)
Glencore Finance Canada, Ltd.
4.250%, 10/25/22 (144A)	788,000	833,034
5.550%, 10/25/42 (144A)	1,000,000	1,097,889
Glencore Funding LLC 4.000%, 04/16/25 (144A)	5,180,000	5,628,994
HudBay Minerals, Inc. 7.625%, 01/15/25 (144A)	6,790,000	6,501,425
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A)† (e) (f) (g)	932,290	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A) † (f)	8,475,000	86,869
Teck Resources, Ltd.
5.400%, 02/01/43	4,575,000	4,497,813
6.000%, 08/15/40	1,774,000	1,878,060

		89,639,209

Miscellaneous Manufacturing—0.7%
General Electric Co.
4.250%, 05/01/40	1,520,000	1,494,513
4.350%, 05/01/50	680,000	673,909
6.875%, 01/10/39	14,178,000	17,425,660

		19,594,082

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp. 4.125%, 05/01/25	4,450,000	4,455,563

Oil & Gas—5.0%
Apache Corp.
3.250%, 04/15/22 (a)	452,000	438,597
4.250%, 01/15/44	260,000	195,692
4.750%, 04/15/43	7,000,000	5,633,904
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	9,280,000	7,516,800
Comstock Resources, Inc.
7.500%, 05/15/25 (144A)	1,160,000	1,051,250
9.750%, 08/15/26	5,780,000	5,400,514
Devon Energy Corp.
5.600%, 07/15/41	110,000	107,355
5.850%, 12/15/25	970,000	1,070,837
Diamondback Energy, Inc. 5.375%, 05/31/25 (a)	4,670,000	4,807,172
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	5,075,000	4,859,312
5.750%, 01/30/28 (144A)	1,850,000	1,776,000
6.625%, 07/15/25 (144A)	1,820,000	1,834,232
EQT Corp. 6.125%, 02/01/25	2,930,000	2,919,804
Exxon Mobil Corp. 4.327%, 03/19/50	2,250,000	2,818,832
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	7,980,000	8,850,379

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
KazMunayGas National Co. JSC
5.375%, 04/24/30 (144A)	300,000	$339,375
6.375%, 10/24/48 (144A)	1,060,000	1,333,014
MEG Energy Corp.
7.000%, 03/31/24 (144A)	3,690,000	3,164,175
7.125%, 02/01/27 (144A)	5,290,000	4,397,312
Montage Resources Corp.
8.875%, 07/15/23	11,075,000	8,749,250
Noble Energy, Inc.
3.850%, 01/15/28	1,910,000	1,845,011
6.000%, 03/01/41	10,200,000	9,788,423
Oasis Petroleum, Inc.
6.875%, 03/15/22	9,105,000	1,502,325
6.875%, 01/15/23 (a)	2,130,000	355,444
Occidental Petroleum Corp.
1.398%, 3M LIBOR + 0.950%, 02/08/21 (b)	1,520,000	1,497,496
7.150%, 05/15/28	10,405,000	9,260,450
Petrobras Global Finance B.V.
5.750%, 02/01/29	7,360,000	7,566,154
6.850%, 06/05/15	6,170,000	6,123,108
QEP Resources, Inc. 6.875%, 03/01/21	480,000	458,400
Range Resources Corp.
5.000%, 08/15/22	1,350,000	1,228,500
5.000%, 03/15/23	2,029,000	1,729,723
5.750%, 06/01/21	2,560,000	2,457,600
5.875%, 07/01/22	1,945,000	1,789,400
9.250%, 02/01/26 (144A)	9,800,000	8,810,788
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/25 (144A)	4,060,000	1,827,000
Shell International Finance B.V. 4.000%, 05/10/46	360,000	424,983
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A) (a)	1,890,000	1,853,939
WPX Energy, Inc.
5.250%, 10/15/27	8,570,000	8,005,987
5.875%, 06/15/28 (a)	2,455,000	2,350,662
8.250%, 08/01/23	5,720,000	6,349,200

		142,488,399

Packaging & Containers—0.6%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (c)	4,470,000	4,422,506
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.125%, 08/15/26 (144A)	340,000	336,413
5.250%, 08/15/27 (144A)	2,820,000	2,768,168
6.000%, 02/15/25 (144A)	5,200,000	5,323,500
Cascades Inc/Cascades USA, Inc. 5.375%, 01/15/28 (144A) (a)	3,110,000	3,156,650
WestRock RKT Co. 4.000%, 03/01/23	140,000	149,366

		16,156,603

Pharmaceuticals—2.2%
AbbVie, Inc.
4.050%, 11/21/39 (144A)	5,080,000	5,891,820
4.550%, 03/15/35 (144A)	2,100,000	2,585,973
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A)	7,480,000	7,938,150
9.250%, 04/01/26 (144A) (a)	8,355,000	9,064,339
Bausch Health Cos., Inc.
7.000%, 03/15/24 (144A) (a)	1,330,000	1,379,875
9.000%, 12/15/25 (144A)	2,190,000	2,359,090
Becton Dickinson & Co. 3.700%, 06/06/27	2,294,000	2,566,523
Bristol-Myers Squibb Co.
4.250%, 10/26/49 (144A)	630,000	836,473
5.000%, 08/15/45 (144A)	800,000	1,127,609
Cigna Corp. 4.800%, 08/15/38	7,220,000	9,145,762
CVS Health Corp.
4.780%, 03/25/38 (a)	14,110,000	17,527,945
5.125%, 07/20/45	1,440,000	1,854,764

		62,278,323

Pipelines—3.2%
Cheniere Energy Partners L.P. 4.500%, 10/01/29	4,100,000	3,997,500
DCP Midstream Operating L.P.
5.625%, 07/15/27	480,000	483,600
6.750%, 09/15/37 (144A)	3,480,000	3,122,569
El Paso Natural Gas Co. LLC
7.500%, 11/15/26 (a)	4,250,000	5,401,111
8.375%, 06/15/32	190,000	253,760
Energy Transfer Operating L.P.
5.500%, 06/01/27	1,376,000	1,534,625
5.875%, 01/15/24	1,638,000	1,831,966
6.250%, 04/15/49	1,090,000	1,155,147
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	823,417
Enterprise Products Operating LLC
3.700%, 02/15/26 (a)	1,072,000	1,204,716
5.375%, 3M LIBOR + 2.570%, 02/15/78 (b)	13,090,000	11,715,550
EQM Midstream Partners L.P.
6.000%, 07/01/25 (144A)	1,880,000	1,898,800
6.500%, 07/01/27 (144A)	1,660,000	1,700,388
Kinder Morgan, Inc.
4.300%, 06/01/25 (a)	1,240,000	1,382,368
7.800%, 08/01/31	67,000	90,938
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	11,919,000	14,543,537
Northwest Pipeline LLC 4.000%, 04/01/27	14,460,000	15,830,254
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	36,237
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.125%, 02/01/25 (a)	4,791,000	4,611,338
5.375%, 02/01/27 (a)	2,770,000	2,673,050
6.500%, 07/15/27	10,000	10,025

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Western Midstream Operating L.P.
3.950%, 06/01/25	9,253,000	$8,667,470
4.000%, 07/01/22	1,135,000	1,131,368
5.300%, 03/01/48	6,900,000	5,597,625
5.375%, 06/01/21	750,000	748,125
5.450%, 04/01/44	1,900,000	1,582,320

		92,027,804

Real Estate—0.4%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	7,920,000	7,484,400
Realogy Group LLC 7.625%, 06/15/25 (144A)	2,680,000	2,673,300

		10,157,700

Real Estate Investment Trusts—1.6%
CoreCivic, Inc.
4.625%, 05/01/23 (a)	820,000	787,200
5.000%, 10/15/22	5,400,000	5,292,000
CyrusOne L.P. / CyrusOne Finance Corp. 1.450%, 01/22/27 (EUR)	3,190,000	3,444,368
Diversified Healthcare Trust 9.750%, 06/15/25	4,200,000	4,509,750
GLP Capital L.P. / GLP Financing II, Inc. 5.750%, 06/01/28	4,400,000	4,847,480
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.250%, 03/15/22 (144A)	1,358,000	1,290,100
5.875%, 08/01/21 (144A)	5,143,000	5,091,570
MPT Operating Partnership L.P. / MPT Finance Corp.
3.692%, 06/05/28 (GBP)	4,656,000	5,780,387
5.000%, 10/15/27 (a)	4,500,000	4,623,750
VICI Properties L.P. / VICI Note Co., Inc. 4.625%, 12/01/29 (144A) (a)	11,740,000	11,446,500

		47,113,105

Retail—1.4%
Golden Nugget, Inc. 8.750%, 10/01/25 (144A) (a)	9,210,000	5,203,650
IRB Holding Corp. 7.000%, 06/15/25 (144A)	1,920,000	1,975,200
L Brands, Inc.
5.250%, 02/01/28 (a)	6,702,000	5,302,399
5.625%, 10/15/23	4,550,000	4,300,114
6.694%, 01/15/27	180,000	152,100
6.875%, 07/01/25 (144A)	2,000,000	2,065,000
9.375%, 07/01/25 (144A)	2,120,000	2,122,650
Michaels Stores, Inc. 8.000%, 07/15/27 (144A) (a)	4,090,000	3,554,701
PetSmart, Inc.
7.125%, 03/15/23 (144A) (a)	1,330,000	1,311,486
8.875%, 06/01/25 (144A) (a)	3,100,000	3,099,876

Retail—(Continued)
Tendam Brands S.A.U.
5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,310,408
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (b)	3,750,000	3,623,286
Wendy’s International LLC 7.000%, 12/15/25	6,568,000	6,781,460

		40,802,330

Semiconductors—0.4%
Amkor Technology, Inc. 6.625%, 09/15/27 (144A)	860,000	920,518
Broadcom, Inc. 4.150%, 11/15/30 (144A)	3,130,000	3,405,579
Entegris, Inc. 4.375%, 04/15/28 (144A)	4,150,000	4,222,625
NVIDIA Corp. 3.500%, 04/01/50 (a)	3,100,000	3,592,515

		12,141,237

Software—0.5%
CDK Global, Inc. 5.250%, 05/15/29 (144A)	4,560,000	4,735,195
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/25 (144A)	3,930,000	3,998,775
Open Text Corp. 3.875%, 02/15/28 (144A)	1,540,000	1,482,728
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A) (a)	3,758,000	3,692,235

		13,908,933

Telecommunications—3.2%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	5,100,000	5,617,905
Altice France S.A. 7.375%, 05/01/26 (144A)	20,645,000	21,552,141
British Telecommunications plc 9.625%, 12/15/30	3,875,000	6,336,419
CommScope Technologies LLC
5.000%, 03/15/27 (144A) (a)	1,100,000	990,770
6.000%, 06/15/25 (144A)	2,200,000	2,124,540
CommScope, Inc. 8.250%, 03/01/27 (144A) (a)	4,890,000	5,025,453
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	3,727,000	3,886,004
Millicom International Cellular S.A.
6.250%, 03/25/29 (144A) (a)	4,550,000	4,845,750
6.625%, 10/15/26 (144A) (a)	4,290,000	4,567,563
Sprint Capital Corp.
6.875%, 11/15/28 (a)	6,085,000	7,415,790
8.750%, 03/15/32 (a)	9,850,000	14,080,476
Sprint Corp. 7.250%, 09/15/21	1,390,000	1,457,207
T-Mobile USA, Inc.
4.750%, 02/01/28 (a)	4,590,000	4,847,178
6.500%, 01/15/24	803,000	820,425

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telefonica Emisiones S.A. 4.103%, 03/08/27	2,600,000	$2,967,612
Verizon Communications, Inc.
3.850%, 11/01/42	2,210,000	2,697,483
5.250%, 03/16/37	660,000	893,234

		90,125,950

Transportation—0.5%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A)	130,000	73,450
Union Pacific Corp.
3.839%, 03/20/60	470,000	552,058
4.375%, 09/10/38	535,000	658,771
XPO CNW, Inc. 6.700%, 05/01/34	10,091,000	10,370,521
XPO Logistics, Inc. 6.750%, 08/15/24 (144A)	1,263,000	1,323,119

		12,977,919

Trucking & Leasing—0.4%
Aviation Capital Group LLC 2.875%, 01/20/22 (144A) (a)	3,100,000	2,962,766
DAE Funding LLC 5.750%, 11/15/23 (144A)	10,100,000	9,620,250

		12,583,016

Total Corporate Bonds & Notes (Cost $1,519,146,018)		1,549,227,049

Floating Rate Loans (h)—16.5%

Advertising—0.7%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 3.558%, 3M LIBOR + 3.250%, 07/23/21	7,199,203	6,601,892
AppLovin Corp.
Incremental Term Loan B, 08/15/25 (i)	1,216,950	1,195,653
Term Loan B, 3.678%, 1M LIBOR + 3.500%, 08/15/25	4,818,847	4,686,329
Terrier Media Buyer, Inc. Term Loan B, 4.428%, 1M LIBOR + 4.250%, 12/17/26	8,049,276	7,707,182

		20,191,056

Airlines—0.9%
Delta Air Lines, Inc. Term Loan B, 5.750%, 3M LIBOR + 4.750%, 04/29/23	5,930,000	5,835,120
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/12/24	8,250,000	8,102,185
Mileage Plus Holdings LLC Term Loan B, 07/25/27 (i)	12,850,000	12,780,019

		26,717,324

Auto Parts & Equipment—0.3%
American Axle & Manufacturing, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/06/24	3,603,229	3,432,076
Clarios Global L.P. Term Loan B, 3.678%, 1M LIBOR + 3.500%, 04/30/26	6,411,550	6,128,371

		9,560,447

Building Materials—0.2%
APi Group DE, Inc. Term Loan B, 2.678%, 1M LIBOR + 2.500%, 10/01/26	7,372,950	7,156,370

Commercial Services—1.6%
Allied Universal Holdco LLC Term Loan B, 4.428%, 1M LIBOR + 4.250%, 07/10/26	8,039,571	7,805,081
Amentum Government Services Holdings LLC Term Loan B, 4.178%, 1M LIBOR + 4.000%, 02/01/27	4,710,000	4,651,125
Garda World Security Corp. 1st Lien Term Loan B, 4.930%, 1M LIBOR + 4.750%, 10/30/26	10,470,876	10,313,813
MPH Acquisition Holdings LLC Term Loan B, 3.750%, 3M LIBOR + 2.750%, 06/07/23	6,857,636	6,521,899
Nielsen Finance LLC Term Loan B5, 06/04/25 (i)	890,000	884,437
Prime Security Services Borrower LLC Term Loan B1, 4.250%, 1M LIBOR + 3.250%, 09/23/26	13,127,571	12,651,696
Trans Union LLC Term Loan B5, 1.928%, 1M LIBOR + 1.750%, 11/16/26	851,770	820,006
Verscend Holding Corp. Term Loan B, 4.678%, 1M LIBOR + 4.500%, 08/27/25	1,925,294	1,877,162

		45,525,219

Computers—0.4%
McAfee LLC Term Loan B, 3.934%, 1M LIBOR + 3.750%, 09/30/24	4,828,334	4,702,797
Science Applications International Corp. Incremental Term Loan B, 2.428%, 1M LIBOR + 2.250%, 03/12/27	2,367,083	2,318,558
Surf Holdings LLC Term Loan, 3.827%, 3M LIBOR + 3.500%, 03/05/27	3,960,000	3,812,324

		10,833,679

Diversified Financial Services—0.6%
Deerfield Dakota Holding LLC 2nd Lien Term Loan, 9.000%, 1M LIBOR + 8.000%, 04/07/28	7,060,000	6,759,950
Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	2,130,000	2,073,423
Jane Street Group, LLC Term Loan, 3.178%, 1M LIBOR + 3.000%, 01/31/25	7,198,875	7,024,900

		15,858,273

Entertainment—1.2%
Allen Media, LLC Term Loan B, 5.808%, 3M LIBOR + 5.500%, 02/10/27	4,468,094	4,278,199

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Caesars Entertainment Operating Co. Term Loan, 2.178%, 1M LIBOR + 2.000%, 10/07/24	6,330,960	$6,315,924
Lions Gate Capital Holdings LLC Term Loan B, 2.428%, 1M LIBOR + 2.250%, 03/24/25	706,548	672,398
Mohegan Tribal Gaming Authority Term Loan B, 5.375%, 3M LIBOR + 4.375%, 10/13/23	10,254,749	8,530,670
Scientific Games International, Inc. Term Loan B5, 3.612%, 6M LIBOR + 2.750%, 08/14/24	6,412,801	5,684,948
Stars Group Holdings B.V. (The) Incremental Term Loan, 3.808%, 3M LIBOR + 3.500%, 07/10/25	148,169	147,652
UFC Holdings, LLC Term Loan, 4.250%, 6M LIBOR + 3.250%, 04/29/26	8,645,471	8,263,627

		33,893,418

Environmental Control—0.0%
GFL Environmental Inc. Term Loan B, 4.000%, 3M LIBOR + 3.000%, 05/30/25	747,449	728,451

Food—0.2%
Froneri International Ltd.
Term Loan, 2.428%, 1M LIBOR + 2.250%, 01/29/27	4,040,000	3,814,435
Term Loan, 2.625%, 3M EURIBOR + 2.625%, 01/29/27 (EUR)	2,780,000	3,015,749

		6,830,184

Food Service—0.2%
8th Avenue Food & Provisions, Inc. 2nd Lien Term Loan, 10/01/26 (i)	1,452,297	1,396,020
TKC Holdings, Inc. 1st Lien Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/01/23	5,399,421	5,079,505

		6,475,525

Healthcare - Products—0.2%
Athenahealth, Inc. Term Loan B, 4.818%, 3M LIBOR + 4.500%, 02/11/26	6,665,625	6,460,104

Healthcare - Services—1.5%
EyeCare Partners, LLC
2nd Lien Term Loan, 8.558%, 3M LIBOR + 8.250%, 02/18/28	4,700,000	4,112,500
Delayed Draw Term Loan, 4.058%, 3M LIBOR + 3.750%, 02/18/27 (j)	1,233,514	1,120,441
Term Loan, 4.058%, 3M LIBOR + 3.750%, 02/18/27	5,273,270	4,789,885
Jaguar Holding Co. II Term Loan, 3.500%, 1M LIBOR + 2.500%, 08/18/22	6,102,670	6,013,851
Phoenix Guarantor, Inc. Term Loan B, 3.435%, 1M LIBOR + 3.250%, 03/05/26	6,308,230	6,091,385
Radiology Partners, Inc. 1st Lien Term Loan B, 5.295%, 3M LIBOR + 4.250%, 07/09/25	1,340,000	1,248,991
RadNet, Inc. Term Loan, 4.750%, 6M LIBOR + 3.750%, 06/30/23	7,981,730	7,646,250

Healthcare - Services—(Continued)
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 3.928%, 1M LIBOR + 3.750%, 11/17/25	773,980	725,123
U.S. Renal Care, Inc.
Term Loan B, 5.178%, 1M LIBOR + 5.000%, 06/26/26	5,052,074	4,868,937
WP CityMD Bidco LLC Term Loan B, 4.806%, 3M LIBOR + 4.500%, 08/13/26	4,965,050	4,900,504

		41,517,867

Home Furnishings—0.1%
ACProducts, Inc. Term Loan B, 7.500%, 6M LIBOR + 6.500%, 08/18/25	4,293,000	4,192,381

Household Products/Wares—0.1%
Reynolds Consumer Products LLC Term Loan, 1.928%, 1M LIBOR + 1.750%, 02/04/27	1,850,058	1,784,149

Insurance—0.9%
Acrisure, LLC Term Loan B, 3.678%, 1M LIBOR + 3.500%, 02/15/27	2,982,525	2,825,942
Amerilife Holding LLC
Delayed Draw Term Loan, 4.000%, 3M LIBOR + 4.000%, 03/18/27 (j)	160,227	152,616
Term Loan, 4.173%, 1M LIBOR + 4.000%, 03/18/27	1,249,773	1,190,409
Asurion LLC
2nd Lien Term Loan, 6.678%, 1M LIBOR + 6.500%, 08/04/25	2,950,000	2,939,551
Term Loan B4, 3.178%, 1M LIBOR + 3.000%, 08/04/22	4,513,744	4,405,135
Term Loan B7, 3.178%, 1M LIBOR + 3.000%, 11/03/24	7,138,942	6,913,623
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.428%, 1M LIBOR + 3.250%, 12/31/25	3,870,529	3,665,712
Term Loan B3, 5.250%, 1M LIBOR + 4.250%, 09/03/26	3,110,000	3,024,475

		25,117,463

Leisure Time—0.4%
Alterra Mountain Co.
Term Loan B, 5.500%, 1M LIBOR + 4.500%, 08/01/26	4,847,850	4,775,132
Term Loan B1, 2.928%, 1M LIBOR + 2.750%, 07/31/24	4,000,215	3,782,704
Equinox Holdings, Inc. Term Loan B2, 10.000%, 3M LIBOR + 9.000%, 03/08/24	2,220,000	2,208,900

		10,766,736

Lodging—1.0%
Aristocrat Leisure, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/19/24	4,340,000	4,323,725
Boyd Gaming Corp. Term Loan B3, 2.359%, 1W LIBOR + 2.250%, 09/15/23	4,045,838	3,831,987
Caesars Resort Collection LLC
1st Lien Term Loan B, 06/19/25 (i)	7,040,000	6,638,974
1st Lien Term Loan B, 2.928%, 1M LIBOR + 2.750%, 12/23/24	9,251,213	8,290,113
Hilton Worldwide Finance LLC Term Loan B2, 1.935%, 1M LIBOR + 1.750%, 06/22/26	3,440,000	3,225,000

		26,309,799

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Machinery - Construction & Mining—0.2%
Brookfield WEC Holdings, Inc. Term Loan, 3.750%, 1M LIBOR + 3.000%, 08/01/25	6,886,003	$6,670,815

Machinery - Diversified—0.3%
Douglas Dynamics Holdings, Inc.
Term Loan B, 06/05/26 (i)	1,000,000	982,500
Vertical U.S. Newco Inc Term Loan B, 07/01/27 (i)	8,240,000	8,137,000

		9,119,500

Media—1.0%
Charter Communications Operating LLC Term Loan B2, 1.930%, 1M LIBOR + 1.750%, 02/01/27	5,538,150	5,338,162
Entercom Media Corp. Term Loan, 2.684%, 1M LIBOR + 2.500%, 11/18/24	2,998,512	2,814,853
iHeartCommunications, Inc. Term Loan, 3.178%, 1M LIBOR + 3.000%, 05/01/26	1,049,744	971,888
Nexstar Broadcasting, Inc. Term Loan B4, 2.923%, 1M LIBOR + 2.750%, 09/18/26	7,651,394	7,297,517
Particle Investments S.a.r.l. Term Loan, 05/11/27 (i)	3,530,000	3,362,325
Univision Communications, Inc. Term Loan C5, 3.750%, 1M LIBOR + 2.750%, 03/15/24	8,820,012	8,195,265

		27,980,010

Oil & Gas—0.1%
Chesapeake Energy Corp. Term Loan, 9.000%, 1M LIBOR + 8.000%, 06/24/24	3,760,000	2,190,200

Packaging & Containers—0.5%
Berry Global, Inc. Term Loan W, 2.177%, 1M LIBOR + 2.000%, 10/01/22	8,275,786	8,084,408
Reynolds Group Holdings, Inc. Term Loan, 2.928%, 1M LIBOR + 2.750%, 02/05/23	5,319,348	5,089,286

		13,173,694

Pharmaceuticals—0.8%
Change Healthcare Holdings LLC Term Loan B, 3.500%, 1M LIBOR + 2.500%, 03/01/24	6,596,787	6,352,158
Elanco Animal Health, Inc. Term Loan B, 02/04/27 (i)	3,340,000	3,198,050
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.000%, 1M LIBOR + 4.250%, 04/29/24	2,477,231	2,334,171
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.109%, 1W LIBOR + 2.000%, 11/15/27	3,104,400	2,997,900
HC Group Holdings II, Inc. Term Loan B, 4.678%, 1M LIBOR + 4.500%, 08/06/26	8,178,900	7,967,615

		22,849,894

Real Estate Investment Trusts—0.2%
Corecivic, Inc. Term Loan, 4.680%, 1M LIBOR + 4.500%, 12/18/24	3,188,250	3,140,426

Real Estate Investment Trusts—(Continued)
VICI Properties 1 LLC Term Loan B, 1.940%, 1M LIBOR + 1.750%, 12/20/24	3,960,000	3,702,600

		6,843,026

Retail—1.5%
Academy, Ltd. Term Loan B, 5.000%, 1M LIBOR + 4.000%, 07/01/22	8,658,217	6,995,121
CEC Entertainment, Inc. Term Loan B, 7.572%, 3M LIBOR + 6.500%, 08/30/26	8,538,857	5,037,925
CWGS Group LLC Term Loan, 4.123%, 1M LIBOR + 2.750%, 11/08/23	4,589,532	4,209,464
IRB Holding Corp Term Loan B, 3.750%, 1M LIBOR + 2.750%, 02/05/25	1,017,398	943,319
Michaels Stores, Inc. Term Loan B, 3.558%, 6M LIBOR + 2.500%, 01/30/23	10,097,069	9,280,873
Party City Holdings, Inc. Term Loan B, 4.100%, 6M LIBOR + 2.500%, 08/19/22	3,094,624	1,499,602
Petco Animal Supplies, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.250%, 01/26/23	5,501,678	4,504,499
PetSmart, Inc. Term Loan, 5.000%, 3M LIBOR + 4.000%, 03/11/22	9,586,680	9,488,819
Whatabrands LLC Term Loan B, 2.925%, 1M LIBOR + 2.750%, 07/31/26	1,416,441	1,358,898

		43,318,520

Software—0.7%
Castle U.S. Holding Corp. Term Loan B, 4.058%, 3M LIBOR + 3.750%, 01/29/27	3,143,438	2,899,821
DCert Buyer, Inc. Term Loan B, 4.178%, 1M LIBOR + 4.000%, 10/16/26	8,628,375	8,378,514
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	181,738	159,702
MA FinanceCo. LLC Term Loan B3, 2.678%, 1M LIBOR + 2.500%, 06/21/24	450,120	421,988
Seattle Spinco, Inc. Term Loan B3, 2.678%, 1M LIBOR + 2.500%, 06/21/24	3,039,772	2,849,786
Ultimate Software Group, Inc. (The) Term Loan B, 3.928%, 1M LIBOR + 3.750%, 05/04/26	4,029,550	3,909,385

		18,619,196

Telecommunications—0.4%
Global Tel*Link Corp. 1st Lien Term Loan, 4.428%, 1M LIBOR + 4.250%, 11/29/25	5,354,533	4,670,159
2nd Lien Term Loan, 8.428%, 1M LIBOR + 8.250%, 11/29/26	540,000	414,450
Level 3 Financing, Inc. Term Loan B, 1.928%, 1M LIBOR + 1.750%, 03/01/27	5,039,678	4,775,095
T-Mobile U.S.A., Inc. Term Loan, 3.178%, 1M LIBOR + 3.000%, 04/01/27	2,800,000	2,800,000

		12,659,704

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.3%
Genesee & Wyoming, Inc. Term Loan, 2.308%, 3M LIBOR + 2.000%, 12/30/26	4,977,525	$4,812,022
GlobalTranz Enterprises, Inc. Term Loan, 5.180%, 1M LIBOR + 5.000%, 05/15/26	4,918,269	3,860,842

		8,672,864

Total Floating Rate Loans (Cost $495,156,954)		472,015,868

Mortgage-Backed Securities—7.5%

Collateralized Mortgage Obligations—5.4%
Banc of America Funding Corp.
0.298%, 02/27/37 (144A) (b)	16,461,304	10,979,272
Banc of America Funding Trust
0.410%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	40,750,066	30,297,340
0.446%, 03/27/36 (144A) (b)	5,940,590	4,833,006
9.263%, 01/27/30 (144A) (b)	17,867,837	8,773,144
Banc of America Mortgage Trust 4.089%, 09/25/35 (b)	48,957	44,342
BCAP LLC Trust
0.697%, 10/28/36 (144A) (b)	303,533	301,699
3.847%, 05/26/47 (144A) (b)	5,788,735	5,519,368
Bear Stearns Asset-Backed Securities Trust 32.784%, -4.33 x 1M LIBOR + 33.583%, 07/25/36 (b)	322,985	481,010
Connecticut Avenue Securities Trust 3.585%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	9,043,355
Countrywide Alternative Loan Trust
0.825%, 1M LIBOR + 0.640%, 07/25/35 (b)	574,329	565,524
5.750%, 01/25/37	1,952,549	1,494,877
6.000%, 01/25/37	1,857,135	1,619,340
16.534%, -2.2 x 1M LIBOR + 16.940%, 06/25/35 (b)	1,223,134	1,467,288
22.247%, -3 x 1M LIBOR + 22.800%, 02/25/36 (b)	1,272,039	1,600,669
27.862%, -4 x 1M LIBOR + 28.600%, 07/25/36 (b)	2,095,072	3,604,934
37.893%, -6 x 1M LIBOR + 39.000%, 08/25/37 (b)	971,843	2,011,693
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37 (b)	2,420,870	1,584,819
Countrywide Home Loan Reperforming Loan REMIC Trust 5.962%, 03/25/35 (144A) † (b) (k)	4,151,398	564,559
Credit Suisse Mortgage Trust
3.160%, 12/15/41 (144A)	7,420,000	7,101,893
29.510%, -5.5 x 1M LIBOR + 30.525%, 02/25/36 (b)	977,227	1,574,818
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	3,420,189	3,515,641
GreenPoint Mortgage Funding Trust 0.625%, 1M LIBOR + 0.440%, 06/25/45 (b)	1,012,338	867,782
GSMPS Mortgage Loan Trust 0.585%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	598,335	483,536
HarborView Mortgage Loan Trust 1.185%, 1M LIBOR + 1.000%, 10/25/37 (b)	993,751	917,980
IndyMac INDX Mortgage Loan Trust 0.905%, 1M LIBOR + 0.720%, 01/25/35 (b)	709,470	572,924
JPMorgan Mortgage Trust
2.500%, 03/25/43 (144A) (b)	5,634	5,758
6.500%, 01/25/36	79,378	64,404

Collateralized Mortgage Obligations—(Continued)
JPMorgan Resecuritization Trust 0.378%, 1M LIBOR + 0.210%, 07/27/46 (144A) (b)	688,597	685,368
Lehman XS Trust
0.345%, 1M LIBOR + 0.160%, 03/25/47 (b)	236,839	266,230
0.385%, 1M LIBOR + 0.200%, 08/25/46 (b)	1,601,149	1,479,309
MASTR Seasoned Securitization Trust 3.979%, 10/25/32 (b)	107,072	104,759
Merrill Lynch Mortgage Investors Trust
3.756%, 05/25/34 (b)	34,722	32,572
3.887%, 08/25/33 (b)	459,913	420,173
Morgan Stanley Mortgage Loan Trust 0.505%, 1M LIBOR + 0.320%, 01/25/35 (b)	422,906	395,027
New Residential Mortgage Loan Trust
3.500%, 12/25/58 (144A) (b)	6,215,342	6,575,068
3.750%, 11/25/58 (144A) (b)	7,753,757	8,273,879
4.250%, 09/25/56 (144A) (b)	7,106,886	7,274,346
Nomura Resecuritization Trust
0.688%, 1M LIBOR + 0.260%, 02/26/46 (144A) (b)	4,868,000	4,602,920
NovaStar Mortgage Funding Trust 0.565%, 1M LIBOR + 0.380%, 09/25/46 (b)	523,948	486,316
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	122,367	122,269
RBSGC Mortgage Loan Trust 0.635%, 1M LIBOR + 0.450%, 01/25/37 (b)	515,754	183,929
Residential Accredit Loans, Inc. Trust 2.847%, 11/25/37 (b)	2,936,795	2,559,814
Residential Asset Securitization Trust 5.750%, 02/25/36	1,421,286	1,441,152
Sequoia Mortgage Trust
1.308%, 6M LIBOR + 0.680%, 06/20/33 (b)	68,525	64,604
3.701%, 07/25/45 (144A) (b)	9,589	9,711
Structured Adjustable Rate Mortgage Loan Trust
1.673%, 1M LIBOR + 1.500%, 09/25/37 (b)	2,974,615	2,823,742
3.501%, 01/25/35 (b)	253,615	239,690
3.922%, 09/25/35 (b)	519,269	409,369
Structured Asset Mortgage Investments Trust
0.395%, 1M LIBOR + 0.210%, 05/25/46 (b)	173,615	145,136
0.465%, 1M LIBOR + 0.280%, 02/25/36 (b)	2,949,700	2,668,532
WaMu Mortgage Pass-Through Certificates Trust
0.455%, 1M LIBOR + 0.270%, 12/25/45 (b)	303,212	290,637
0.665%, 1M LIBOR + 0.480%, 12/25/45 (b)	8,291,351	5,493,543
1.990%, COFI + 1.250%, 03/25/47 (b)	1,367,240	1,240,751
3.487%, 09/25/36 (b)	492,690	436,973
4.088%, 10/25/34 (b)	388,258	377,564
4.369%, 08/25/33 (b)	795,247	784,770
6.496%, -1 x 1M LIBOR + 6.680%, 04/25/37 (b) (k)	9,100,725	3,076,326

		152,855,454

Commercial Mortgage-Backed Securities—2.1%
BAMLL Re-REMIC Trust 6.016%, 08/10/45 (144A) (b)	10,513,419	4,521,821
Credit Suisse Commercial Mortgage Trust
5.373%, 12/15/39	550,353	245,159
6.634%, 06/15/38 (b)	472,390	237,434
7.535%, 1M LIBOR + 7.350%, 07/15/32 (144A) † (b)	26,600,000	15,350,900

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A) †	6,620,000	$4,978,906
Credit Suisse Mortgage Trust 8.740%, 12/15/22	18,450,000	16,606,705
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A) †	5,180,000	1,761,200
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (b)	113,430	94,894
GS Mortgage Securities Trust 5.622%, 11/10/39	1,319,694	893,433
JPMorgan Chase Commercial Mortgage Securities Trust 6.710%, 02/15/51 (b)	99,658	94,211
Lone Star Portfolio Trust
7.335%, 1M LIBOR + 7.150%, 09/15/28 (144A) (b)	5,801,914	5,390,823
7.402%, 1M LIBOR + 7.218%, 09/15/20 (144A) (b)	1,292,486	1,092,462
ML-CFC Commercial Mortgage Trust
5.450%, 08/12/48 (b)	324,587	187,720
5.450%, 08/12/48 (144A) (b)	37,138	21,478
6.155%, 09/12/49 (b)	1,273,077	473,098
Morgan Stanley Capital Trust 5.399%, 12/15/43	321,264	213,300
Multifamily Trust
16.539%, 04/25/46 (144A) (b)	5,968,603	6,767,655
UBS-Barclays Commercial Mortgage Trust
5.000%, 05/10/63 (144A) † (b)	3,289,989	691,498
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (b)	934,786	918,590

		60,541,287

Total Mortgage-Backed Securities (Cost $224,994,011)		213,396,741

Asset-Backed Securities—7.0%

Asset-Backed - Credit Card—0.3%
CreditShop Credit Card Co. LLC 6.435%, 1M LIBOR + 6.250%, 08/15/24 (144A) (b)	7,002,247	6,982,081

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 0.925%, 1M LIBOR + 0.740%, 01/25/34 (b)	11,660	10,267
EMC Mortgage Loan Trust 1.085%, 1M LIBOR + 0.900%, 05/25/43 (144A) (b)	30,784	30,738
Structured Asset Securities Corp. Mortgage Loan Trust 0.405%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,577,111	100,553
WaMu Asset-Backed Certificates Trust 0.355%, 1M LIBOR + 0.170%, 07/25/47 (b)	8,776,188	6,786,495

		6,928,053

Asset-Backed - Manufactured Housing—0.2%
Origen Manufactured Housing Contract Trust
2.118%, 10/15/37 (b)	812,368	766,217
2.710%, 04/15/37 (b)	869,977	756,036

Asset-Backed - Manufactured Housing—(Continued)
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	2,692,652	2,584,910

		4,107,163

Asset-Backed - Other—6.3%
522 Funding CLO I, Ltd. 8.889%, 3M LIBOR + 7.340%, 01/15/33 (144A) (b)	850,000	749,074
AIMCO CLO 4.815%, 3M LIBOR + 3.680%, 07/20/29 (144A) (b)	6,750,000	6,371,129
American Money Management Corp. CLO, Ltd. 6.945%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	5,038,671
Apidos CLO 7.885%, 3M LIBOR + 6.750%, 04/20/31 (144A) (b)	5,740,000	5,229,266
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/07/49 (144A)	3,000,000	2,658,990
Avery Point CLO, Ltd. 3.491%, 3M LIBOR + 2.950%, 08/05/27 (144A) (b)	1,540,000	1,451,898
BCC Funding Corp. XVI LLC 3.940%, 07/20/27 (144A)	5,570,000	5,620,974
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,386,232	974,582
Benefit Street Partners CLO, Ltd. 4.935%, 3M LIBOR + 3.800%, 01/20/29 (144A) (b)	3,360,000	3,189,178
BlueMountain CLO, Ltd.
1.427%, 3M LIBOR + 1.050%, 11/20/28 (144A) (b)	2,925,000	2,878,510
6.127%, 3M LIBOR + 5.750%, 11/20/28 (144A) (b)	3,350,000	2,540,355
California Street CLO IX L.P.
3.163%, 3M LIBOR + 1.320%, 07/16/32 (144A) (b)	2,590,000	2,549,591
Carlyle Global Market Strategies, Ltd. 1.442%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,007,081	8,726,510
Carlyle U.S. CLO, Ltd. 4.835%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	9,500,000	8,869,837
Catskill Park CLO, Ltd. 7.135%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	6,348,280
Cent CLO 24, Ltd. 4.369%, 3M LIBOR + 3.150%, 10/15/26 (144A) (b)	5,240,000	4,912,809
Cook Park CLO, Ltd. 6.535%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	643,672
Countrywide Asset-Backed Certificates Trust 2.060%, 1M LIBOR + 1.875%, 06/25/34 (b)	89,484	88,264
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.485%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	98,496	86,894
Countrywide Revolving Home Equity Loan Trust 0.325%, 1M LIBOR + 0.140%, 07/15/36 (b)	173,474	164,084
Cumberland Park CLO, Ltd.
3.835%, 3M LIBOR + 2.700%, 07/20/28 (144A) (b)	1,250,000	1,186,058
6.785%, 3M LIBOR + 5.650%, 07/20/28 (144A) (b)	2,400,000	2,031,353
CVP CLO, Ltd. 3.785%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,500,000	3,996,792
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	5,435,252	5,478,976
Flatiron CLO, Ltd. 1.642%, 3M LIBOR + 1.250%, 05/15/30 (144A) (b)	8,480,000	8,374,848

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Greenwood Park CLO, Ltd. 6.169%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	$5,747,773
Greywolf CLO, Ltd. 5.085%, 3M LIBOR + 3.950%, 04/17/30 (144A) (b)	4,480,000	4,256,470
HalseyPoint CLO, Ltd. 10.107%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	4,020,000	2,258,183
KKR CLO, Ltd.
2.385%, 3M LIBOR + 1.250%, 01/20/29 (144A) (b)	3,990,000	3,929,580
2.399%, 3M LIBOR + 1.180%, 01/15/31 (144A) (b)	3,080,000	2,995,121
LCM, Ltd. 6.635%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	4,100,000	3,213,687
Long Beach Mortgage Loan Trust 0.710%, 1M LIBOR + 0.520%, 01/21/31 (b)	11,222	10,918
Marathon CLO 14, Ltd. 5.203%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,826,596
Midocean Credit CLO VII 5.099%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,582,076
Mill City Solar Loan, Ltd. 4.340%, 03/20/43 (144A)	1,326,753	1,382,424
Oaktree CLO, Ltd.
4.898%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	4,720,159
6.335%, 3M LIBOR + 5.200%, 10/20/27 (144A) (b)	5,000,000	3,613,425
PPM CLO 3, Ltd. 2.535%, 3M LIBOR + 1.400%, 07/17/30 (144A) (b)	3,200,000	3,161,677
SACO I Trust 0.525%, 1M LIBOR + 0.340%, 03/25/36 (b)	27,298	27,106
Saranac CLO III, Ltd. 3.556%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,704,777	4,030,615
SBA Small Business Investment Cos. 2.845%, 03/10/27	3,330,194	3,558,288
Sound Point CLO, Ltd.
2.091%, 3M LIBOR + 1.100%, 07/26/31 (144A) (b)	3,000,000	2,881,554
2.619%, 3M LIBOR + 1.400%, 04/15/32 (144A) (b)	6,680,000	6,485,438
Symphony CLO, Ltd.
2.136%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,250,000	2,189,833
6.376%, 3M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,486,016
TCI-Symphony CLO, Ltd.
4.311%, 3M LIBOR + 3.000%, 10/13/29 (144A) (b)	1,450,000	1,355,290
6.811%, 3M LIBOR + 5.500%, 10/13/29 (144A) (b)	4,300,000	3,536,380
Thayer Park CLO, Ltd. 7.235%, 3M LIBOR + 6.100%, 04/20/29 (144A) (b)	7,500,000	6,310,433
Treman Park CLO, Ltd. 3.785%, 3M LIBOR + 2.650%, 10/20/28 (144A) (b)	750,000	702,547
Venture CLO, Ltd.
2.165%, 3M LIBOR + 1.030%, 04/20/31 (144A) (b)	6,380,000	6,161,970
6.959%, 3M LIBOR + 5.740%, 04/15/27 (144A) (b)	4,000,000	2,649,192
Voya CLO, Ltd. 7.239%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,100,000	2,495,652
WhiteHorse, Ltd. 4.869%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	5,328,347

		181,057,345

Asset-Backed - Student Loan—0.0%
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	362,428

Total Asset-Backed Securities (Cost $220,227,437)		199,437,070

Foreign Government—6.2%

Regional Government—0.6%
Provincia de Buenos Aires
6.500%, 02/15/23 (144A) (f)	18,280,000	7,586,383
7.875%, 06/15/27 (144A) (f)	1,800,000	738,018
9.125%, 03/16/24 (144A) (f)	4,040,000	1,666,540
9.950%, 06/09/21 (144A) (f)	3,530,000	1,429,685
9.950%, 06/09/21 (f)	3,370,000	1,364,884
10.875%, 01/26/21 (f)	2,846,667	1,337,962
Provincia de Cordoba 7.450%, 09/01/24 (144A) (a)	5,450,000	3,188,250

		17,311,722

Sovereign—5.6%
Abu Dhabi Government International Bonds
2.125%, 09/30/24 (144A)	10,284,777	10,096,917
4.125%, 10/11/47 (144A)	8,110,000	9,878,791
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,372,500
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,100,020
Brazil Notas do Tesouro Nacional
10.000%, 01/01/27 (BRL)	46,432,000	9,706,598
10.000%, 01/01/29 (BRL)	4,500,000	952,877
Brazilian Government International Bond 6.000%, 04/07/26	2,970,000	3,359,961
Egypt Government International Bond 7.600%, 03/01/29 (144A)	4,710,000	4,792,425
Indonesia Government International Bonds
5.125%, 01/15/45	3,000,000	3,672,211
5.250%, 01/17/42	6,140,000	7,599,963
Indonesia Treasury Bonds
7.000%, 05/15/22 (IDR)	9,560,000,000	689,310
7.000%, 05/15/27 (IDR)	382,929,000,000	26,806,370
8.375%, 09/15/26 (IDR)	66,608,000,000	5,024,160
Israel Government International Bond 2.750%, 07/03/30	3,920,000	4,312,941
3.875%, 07/03/50	2,420,000	2,870,991
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	7,230,000	8,062,607
Mexico Government International Bond 4.125%, 01/21/26 (a)	4,280,000	4,622,443
Panama Government International Bond 4.500%, 04/01/56	2,700,000	3,303,477
Peruvian Government International Bond 2.783%, 01/23/31	4,030,000	4,297,995

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Qatar Government International Bonds
4.817%, 03/14/49 (144A)	3,800,000	$4,994,074
5.103%, 04/23/48 (144A)	8,900,000	12,095,830
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,887,525,000	28,929,717

		159,542,178

Total Foreign Government (Cost $191,157,310)		176,853,900

U.S. Treasury & Government Agencies—4.9%

Agency Sponsored Mortgage-Backed—4.0%
Connecticut Avenue Securities Trust (CMO) 2.285%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	7,610,000	7,376,538
Fannie Mae 15 Yr. Pool 5.000%, 12/01/21	2,639	2,773
Fannie Mae 30 Yr. Pool
3.000%, 09/01/49	278,957	295,584
3.000%, 11/01/49	442,925	467,369
3.000%, 01/01/50	102,820	108,494
3.000%, 02/01/50	1,514,413	1,598,683
3.500%, 02/01/47	3,555,104	3,776,079
3.500%, 08/01/48	300,000	320,436
3.500%, 08/01/49	4,483,119	4,774,580
4.500%, 12/01/48	3,216,716	3,455,641
4.500%, 05/01/49	71,127	76,553
4.500%, 01/01/50	1,833,253	1,979,138
5.000%, 01/01/39	202,552	231,638
5.000%, 06/01/40	107,606	123,481
5.000%, 07/01/40	78,615	90,229
5.000%, 11/01/48	340,378	371,625
5.000%, 12/01/48	490,290	535,238
6.000%, 07/01/38	14,016	15,746
6.500%, 08/01/31	254	283
6.500%, 12/01/36	694	818
6.500%, 06/01/37	7,199	8,007
6.500%, 10/01/37	10,208	11,612
7.000%, 05/01/26	895	952
7.000%, 07/01/30	224	230
7.000%, 01/01/31	236	260
7.000%, 07/01/31	1,073	1,176
7.000%, 09/01/31	2,189	2,503
7.000%, 10/01/31	1,412	1,575
7.000%, 11/01/31	15,837	17,164
7.000%, 01/01/32	5,035	5,182
7.500%, 01/01/30	297	347
7.500%, 02/01/30	272	273
7.500%, 06/01/30	48	49
7.500%, 08/01/30	70	72
7.500%, 09/01/30	380	436
7.500%, 10/01/30	19	19
7.500%, 11/01/30	8,613	9,186
7.500%, 02/01/31	927	938
8.000%, 08/01/27	149	153

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
8.000%, 07/01/30	374	460
8.000%, 09/01/30	346	364
Fannie Mae Connecticut Avenue Securities (CMO) 2.435%, 1M LIBOR + 2.250%, 07/25/30 (b)	6,931,337	6,763,221
Fannie Mae REMICS (CMO)
0.535%, 1M LIBOR + 0.350%, 05/25/34 (b)	70,439	70,336
4.500%, 06/25/29	119,896	126,638
Freddie Mac 30 Yr. Gold Pool
5.000%, 11/01/48	54,178	59,211
6.000%, 12/01/36	7,252	8,183
6.000%, 02/01/37	9,103	10,549
7.000%, 03/01/39	73,924	86,380
Freddie Mac 30 Yr. Pool 3.000%, 09/01/49	277,117	299,414
Freddie Mac Multifamily Structured Pass-Through Certificates 1.376%, 08/25/42 (b) (k)	70,400,000	1,623,121
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.435%, 1M LIBOR + 3.250%, 07/25/29 (b)	11,730,000	11,832,451
3.635%, 1M LIBOR + 3.450%, 10/25/29 (b)	17,780,000	18,019,315
3.885%, 1M LIBOR + 3.700%, 12/25/30 (144A) (b)	4,580,000	4,304,949
4.635%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	8,757,914
4.685%, 1M LIBOR + 4.500%, 02/25/24 (b)	2,210,000	1,903,772
5.335%, 1M LIBOR + 5.150%, 10/25/29 (b)	10,500,000	10,854,870
11.185%, 1M LIBOR + 11.000%, 10/25/48 (144A) (b)	6,500,000	6,322,514
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	26,538	28,166
3.500%, 06/15/48	3,268,871	3,482,767
5.000%, 04/15/35	7,220	8,269
5.500%, 01/15/34	32,972	38,403
5.500%, 04/15/34	11,675	13,625
5.500%, 07/15/34	57,395	66,700
5.500%, 10/15/34	41,253	46,161
5.750%, 10/15/38	59,105	65,838
6.000%, 02/15/33	1,055	1,257
6.000%, 03/15/33	2,981	3,453
6.000%, 06/15/33	2,854	3,400
6.000%, 07/15/33	4,864	5,609
6.000%, 09/15/33	1,348	1,499
6.000%, 10/15/33	2,241	2,571
6.000%, 08/15/34	13,069	14,548
6.500%, 03/15/29	656	722
6.500%, 02/15/32	550	636
6.500%, 03/15/32	558	648
6.500%, 11/15/32	3,295	3,718
7.000%, 03/15/31	86	88
Ginnie Mae II 30 Yr. Pool
3.000%, 02/20/48	3,409,108	3,616,108
3.500%, 06/20/44	1,352,385	1,450,509
3.500%, 03/20/45	29,623	31,715
3.500%, 10/20/49	2,274,896	2,349,161
4.000%, 10/20/49	98,878	106,426
5.000%, 08/20/34	32,886	37,224
5.000%, 01/20/49	377,108	409,884
5.500%, 03/20/34	5,167	5,956

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
6.000%, 05/20/32	6,960	$7,842
6.000%, 11/20/33	8,337	9,577
Ginnie Mae II ARM Pool
1.610%, 1Y H15 + 1.440%, 01/20/60 (b)	486,806	495,649
1.913%, 1Y H15 + 1.755%, 05/20/60 (b)	463,448	471,354
Government National Mortgage Association (CMO)
0.206%, 04/16/52 (b) (k)	7,668,657	37,398
0.312%, 03/16/47 (b) (k)	6,039,522	53,542
0.603%, 1M LIBOR + 0.300%, 05/20/68 (b)	2,509,929	2,492,707
0.760%, 07/16/58 (b) (k)	3,467,889	193,545
3.000%, 04/20/41	244,237	249,865
3.000%, 10/20/49	1,510,645	1,624,004

		114,135,266

U.S. Treasury—0.9%
U.S. Treasury Notes
0.375%, 04/30/25 (a)	20,000	20,090
1.375%, 01/31/22	23,960,000	24,414,866
1.375%, 01/31/25	826,600	868,479

		25,303,435

Total U.S. Treasury & Government Agencies (Cost $145,104,656)		139,438,701

Convertible Bonds—1.9%

Electronics—0.2%
Vishay Intertechnology, Inc. 2.250%, 06/15/25 (a)	6,010,000	5,604,844

Entertainment—0.1%
Live Nation Entertainment, Inc. 2.000%, 02/15/25	3,150,000	2,679,469

Media—0.4%
DISH Network Corp. 3.375%, 08/15/26	10,570,000	9,709,757

Oil & Gas—0.1%
PDC Energy, Inc. 1.125%, 09/15/21	3,981,000	3,646,524

Pharmaceuticals—0.7%
Jazz Investments I, Ltd. 2.000%, 06/15/26 (144A)	850,000	856,711
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26 (a)	20,196,000	19,557,928

		20,414,639

Pipelines—0.1%
Cheniere Energy, Inc. 4.250%, 03/15/45	6,124,000	3,872,426

Real Estate Investment Trusts—0.2%
Blackstone Mortgage Trust, Inc. 4.375%, 05/05/22	4,280,000	4,012,547

Telecommunications—0.1%
Vonage Holdings Corp. 1.750%, 06/01/24	1,120,000	1,044,668

Total Convertible Bonds (Cost $52,238,826)		50,984,874

Convertible Preferred Stocks—0.3%

Banks—0.2%
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	6,439,605

Machinery—0.1%
Stanley Black & Decker, Inc. 5.000%	3,050	3,473,980

Total Convertible Preferred Stocks (Cost $8,678,492)		9,913,585

Preferred Stocks—0.1%

Capital Markets—0.1%
B. Riley Financial, Inc. 6.875%, 09/30/23	64,075	1,468,599
6.500%, 09/30/26 (a)	98,150	2,066,057

Total Preferred Stocks (Cost $4,055,625)		3,534,656

Municipals—0.1%
Massachusetts State Development Finance Agency, Board Institute, Revenue Bond 5.375%, 04/01/41	400,000	414,892
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.000%, 12/15/30	750,000	798,720
5.000%, 12/15/31	1,550,000	1,646,890
Virginia Housing Development Authority 6.000%, 06/25/34	485,976	535,269

Total Municipals (Cost $3,368,326)		3,395,771

Common Stocks—0.0%

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (l)	1,399,556	27,991

Media—0.0%
Cengage Learning, Inc. (l)	10,995	30,236
ION Media Networks, Inc. (l)	785	255,125

		285,361

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.0%
Berry Corp. (a)	170,615	$824,071

Total Common Stocks (Cost $4,090,184)		1,137,423

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (e) (g) (l)	10,611	9,175

Forest Products & Paper—0.0%
Sino-Forest Corp. (e) (g) (l)	1,246,000	0
Sino-Forest Corp. (e) (g) (l)	500,000	0

		0

Total Escrow Shares (Cost $450,137)		9,175

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $17,633,501; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 07/15/24 with a value of $17,986,258.	17,633,501	17,633,501

Total Short-Term Investments (Cost $17,633,501)		17,633,501

Securities Lending Reinvestments (m)—5.4%

Certificates of Deposit—4.5%
Agricultural Bank of China 0.700%, 08/06/20	1,600,000	1,600,390
Banco del Estado de Chile
0.230%, SOFR + 0.150%, 08/25/20 (b)	2,000,000	1,998,914
0.230%, SOFR + 0150%, 08/28/20 (b)	6,000,000	5,996,364
Bank of Montreal (Chicago)
0.295%, 1M LIBOR + 0.110%, 11/13/20 (b)	2,000,000	1,999,714
0.330%, SOFR + 0.250%, 07/10/20 (b)	2,000,000	2,000,676
0.430%, FEDEFF PRV + 0.350%, 08/06/20 (b)	5,000,000	5,000,615
0.490%, SOFR + 0.410%, 10/02/20 (b)	3,000,000	3,001,095
BNP Paribas S.A. New York
0.301%, 1M LIBOR + 0.110%, 02/12/21 (b)	1,000,000	999,443
0.308%, 1M LIBOR + 0.120%, 02/11/21 (b)	1,000,000	999,508
Canadian Imperial Bank of Commerce 0.430%, FEDEFF PRV + 0.350%, 08/06/20 (b)	8,000,000	8,002,568
China Construction Bank Corp. 0.550%, 08/25/20	3,000,000	3,000,177
Cooperative Rabobank UA 0.240%, SOFR + 0.160%, 09/04/20 (b)	3,000,000	2,999,187
Credit Agricole S.A. 0.500%, FEDEFF PRV + 0.420%, 07/20/20 (b)	1,000,000	1,000,178

Certificates of Deposit—(Continued)
Credit Industriel et Commercial
Zero Coupon, 09/01/20	998,509	999,440
0.250%, FEDEFF PRV + 0.170%, 02/12/21 (b)	2,000,000	1,997,854
0.510%, FEDEFF PRV + 0.430%, 07/20/20 (b)	1,000,000	1,000,122
Credit Suisse AG 0.560%, SOFR + 0.480%, 10/06/20 (b)	8,000,000	8,003,920
Goldman Sachs Bank USA
0.290%, SOFR + 0.200%, 02/22/21 (b)	3,000,000	2,992,542
0.300%, SOFR + 0.210%, 02/22/21 (b)	3,000,000	2,992,740
Landesbank Hessen-Thueringen Girozentrale
Zero Coupon, 08/19/20	4,995,149	4,998,150
Mitsubishi UFJ Trust and Banking Corp. 0.410%, 09/21/20	5,000,000	5,000,650
MUFG Bank Ltd. 1.150%, 08/03/20	2,000,000	2,001,678
National Australia Bank, Ltd. 1.790%, 07/14/20	3,000,000	3,001,860
Natixis S.A. (New York) 0.950%, 09/09/20	1,000,000	1,001,240
NatWest Bank plc 0.310%, 09/04/20	2,000,000	1,999,960
Nordea Bank New York 0.477%, 3M LIBOR + 0.100%, 05/21/21 (b)	2,000,000	2,000,282
Royal Bank of Canada New York 0.260%, FEDEFF PRV + 0.180%, 02/12/21 (b)	5,000,000	4,986,485
Skandinaviska Enskilda Banken AB 1.601%, 3M LIBOR + 0.150%, 10/02/20 (b)	1,997,622	2,000,284
Societe Generale 0.530%, FEDEFF PRV + 0.450%, 08/14/20 (b)	5,000,000	4,999,125
Standard Chartered Bank 0.230%, FEDEFF PRV + 0.150%, 08/26/20 (b)	5,000,000	4,997,155
Sumitomo Mitsui Banking Corp. 0.304%, 1M LIBOR + 0.120%, 07/28/20 (b)	5,000,000	5,000,120
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/18/20	991,479	999,640
Svenska Handelsbanken AB 0.410%, 1M LIBOR + 0.220%, 07/22/20 (b)	5,000,000	5,000,510
Toronto-Dominion Bank
0.430%, FEDEFF PRV + 0.350%, 07/31/20 (b)	2,000,000	2,000,154
0.504%, 3M LIBOR + 0.070%, 02/16/21 (b)	2,000,000	2,006,322
UBS AG 0.411%, 3M LIBOR + 0.080%, 12/04/20 (b)	7,000,000	6,997,410
Wells Fargo Bank N.A. 0.430%, FEDEFF PRV + 0.350%, 08/20/20 (b)	12,000,000	12,000,000

		127,576,472

Commercial Paper—0.3%
Bank of China, Ltd. 0.550%, 08/19/20	3,994,500	3,997,452
LMA S.A. & LMA Americas 0.950%, 10/06/20	2,983,058	2,997,402
UBS AG 0.454%, 1M LIBOR + 0.270%, 02/26/21 (b)	2,000,000	2,000,000

		8,994,854

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—0.5%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $9,003,763; collateralized by various Common Stock with an aggregate market value of $9,900,000.	9,000,000	$9,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $3,001,254; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $3,271,700	3,000,000	3,000,000
Repurchase Agreement dated 06/30/20 at 0.430%, due on 08/04/20 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.875%, maturity dates ranging from 11/30/20 - 11/15/21, and various Common Stock with an aggregate market value of $2,181,133.	2,000,000	2,000,000

		14,000,000

Time Deposits—0.1%
DBS Bank, Ltd. 0.420%, 08/11/20	1,000,000	1,000,000
Natixis NY 0.080%, 07/01/20	2,375,216	2,375,216

		3,375,216

Total Securities Lending Reinvestments (Cost $153,957,681)		153,946,542

Total Purchased Options—0.1% (n) (Cost $4,094,045)		1,876,172
Total Investments—104.7% (Cost $3,044,353,203)		2,992,801,028
Unfunded Loan Commitments—(0.1)% (Cost $(1,393,741))		(1,393,741)
Net Investments—104.6% (Cost $3,042,959,462)		2,991,407,287
Other assets and liabilities (net)—(4.6)%		(132,039,713)

Net Assets—100.0%		$2,859,367,574

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2020, the market value of restricted securities was $31,432,117, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $177,873,356 and the collateral received consisted of cash in the amount of $153,935,533 and non-cash collateral with a value of $36,123,777. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, these securities represent less than 0.05% of net assets.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after June 30, 2020, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Interest only security.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(o)	Perpetual bond with no specified maturity date.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the market value of 144A securities was $1,221,492,006, which is 42.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Carlyle Holdings II Finance LLC, 5.625%, 03/30/43	03/25/13-03/05/14	$3,370,000	$3,383,393	$4,034,520
Countrywide Home Loan Reperforming Loan REMIC Trust, 5.962%, 03/25/35	01/08/15	4,151,398	604,547	564,559
Credit Suisse Commercial Mortgage Trust, 7.535%, 07/15/32	06/20/17	26,600,000	26,467,000	15,350,900
Credit Suisse Mortgage Capital LLC, 4.373%, 09/15/37	09/22/14-09/12/17	6,620,000	5,999,175	4,978,906
DBUBS Mortgage Trust, 3.750%, 08/10/44	05/19/14	5,180,000	3,004,400	1,761,200

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Restricted Securities—(Continued)	Acquisition Date	Principal Amount	Cost	Value
Liberty Mutual Insurance Co., 7.697%, 10/15/97	06/08/11-05/30/12	$2,600,000	$2,522,484	$3,963,665
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	932,290	961,424	0
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	6,886,241	86,869
UBS-Barclays Commercial Mortgage Trust, 5.000%, 05/10/63	11/21/14	1,640,000	1,081,631	568,244
UBS-Barclays Commercial Mortgage Trust, 5.000%, 05/10/63	11/21/14	1,649,989	579,312	123,254

				$31,432,117

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	6,760,000	CBNA	07/16/20	USD	4,291,586	$373,876
AUD	13,670,000	CBNA	07/16/20	USD	8,662,696	771,752
AUD	47,425,595	CBNA	07/16/20	USD	29,585,746	3,145,365
AUD	22,230,000	JPMC	07/16/20	USD	15,324,606	17,586
AUD	51,491,294	JPMC	07/16/20	USD	33,447,149	2,089,933
AUD	71,390,205	JPMC	07/16/20	USD	48,991,350	279,106
BRL	41,983,208	CBNA	07/16/20	USD	7,993,634	(278,547)
BRL	6,130,000	GSBU	07/16/20	USD	1,156,713	(30,227)
BRL	25,450,000	GSBU	07/16/20	USD	4,802,340	(125,494)
BRL	27,790,000	JPMC	07/16/20	USD	5,256,388	(149,530)
CAD	21,670,000	BNP	07/16/20	USD	15,987,146	(24,517)
CAD	32,699,550	BNP	07/16/20	USD	23,085,973	1,001,281
CAD	45,974,530	BNP	07/16/20	USD	32,767,237	1,098,679
CAD	54,260,000	BNP	07/16/20	USD	38,893,827	1,075,360
CAD	1,850,000	MSCS	07/16/20	USD	1,312,313	50,441
CAD	17,416,667	MSCS	07/16/20	USD	12,354,656	474,869
CAD	10,690,000	BNP	10/16/20	USD	7,810,269	65,590
CAD	29,010,000	BNP	10/16/20	USD	21,195,126	177,994
EUR	1,400,000	BNP	07/16/20	USD	1,591,800	(18,434)
EUR	4,330,000	BNP	07/16/20	USD	4,861,867	4,330
EUR	12,850,000	BNP	07/16/20	USD	14,548,699	(107,444)
EUR	19,620,000	BNP	07/16/20	USD	22,009,716	39,889
EUR	19,990,000	BNP	07/16/20	USD	22,456,766	8,658
EUR	9,011,400	CBNA	07/16/20	USD	9,791,156	336,153
EUR	14,120,000	CBNA	07/16/20	USD	15,861,516	7,008
EUR	16,260,000	CBNA	07/16/20	USD	17,646,144	627,382
GBP	6,817,320	CBNA	07/16/20	USD	8,522,127	(74,041)
GBP	7,040,000	CBNA	07/16/20	USD	8,752,784	(28,750)
GBP	4,120,000	GSBU	07/16/20	USD	5,064,374	41,168
JPY	1,794,520,000	CBNA	07/16/20	USD	16,667,297	(44,810)
JPY	4,110,432,347	GSBU	07/16/20	USD	37,838,832	235,755
MXN	38,500,000	CBNA	07/16/20	USD	1,596,656	75,309
MXN	45,000,000	CBNA	07/16/20	USD	1,866,515	87,729
MXN	52,000,000	CBNA	07/16/20	USD	2,103,560	154,678
MXN	36,000,000	GSBU	07/16/20	USD	1,605,115	(41,720)
MXN	50,000,000	GSBU	07/16/20	USD	2,023,915	147,468
MXN	62,000,000	GSBU	07/16/20	USD	2,462,457	230,056
MXN	68,150,000	GSBU	07/16/20	USD	3,038,847	(79,254)
MXN	98,980,000	GSBU	07/16/20	USD	4,450,605	(152,137)
MXN	515,543,084	GSBU	07/16/20	USD	20,942,989	1,445,832
MXN	33,000,000	MSCS	07/16/20	USD	1,345,357	87,755
NOK	41,170,000	CBNA	07/16/20	USD	4,249,978	27,538
NOK	91,390,000	CBNA	07/16/20	USD	8,893,974	601,342
RUB	1,172,210,000	CBNA	07/16/20	USD	16,850,426	(404,680)
RUB	661,400,000	GSBU	07/16/20	USD	9,288,282	(9,044)
RUB	3,564,591,228	GSBU	07/16/20	USD	44,431,040	5,579,079
TRY	2,193,900	BNP	07/16/20	USD	319,178	(74)
ZAR	198,594	CBNA	07/16/20	USD	11,417	10

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	26,110,000	CBNA	07/16/20	USD	17,142,361	$(877,640)
AUD	23,530,000	CBNA	07/16/20	USD	14,973,292	(1,266,104)
AUD	7,110,000	CBNA	07/16/20	USD	4,581,129	(325,887)
AUD	6,400,000	CBNA	07/16/20	USD	4,106,976	(310,029)
AUD	6,330,000	CBNA	07/16/20	USD	4,128,882	(239,813)
AUD	5,800,000	CBNA	07/16/20	USD	3,763,160	(239,751)
AUD	5,660,000	CBNA	07/16/20	USD	3,713,816	(192,473)
AUD	3,020,000	CBNA	07/16/20	USD	1,991,512	(92,762)
AUD	70,872,661	JPMC	07/16/20	USD	44,161,818	(4,751,451)
AUD	43,382,400	JPMC	07/16/20	USD	29,733,212	(207,458)
AUD	14,960,000	JPMC	07/16/20	USD	9,572,306	(752,444)
AUD	4,630,000	JPMC	07/16/20	USD	3,008,944	(186,483)
BRL	70,800,000	CBNA	07/16/20	USD	12,470,717	(539,919)
BRL	4,600,000	CBNA	07/16/20	USD	831,300	(14,024)
BRL	23,340,000	GSBU	07/16/20	USD	3,961,169	(327,930)
BRL	20,410,000	GSBU	07/16/20	USD	3,641,522	(109,143)
BRL	12,080,000	GSBU	07/16/20	USD	2,078,280	(141,614)
BRL	12,050,000	GSBU	07/16/20	USD	2,077,765	(136,615)
BRL	22,620,000	JPMC	07/16/20	USD	4,088,050	(68,737)
CAD	29,010,000	BNP	07/16/20	USD	21,191,875	(177,571)
CAD	10,690,000	BNP	07/16/20	USD	7,809,071	(65,434)
CAD	6,590,000	BNP	07/16/20	USD	4,770,800	(83,548)
CAD	40,380,000	CBNA	07/16/20	USD	28,773,913	(970,941)
CAD	15,530,000	CBNA	07/16/20	USD	11,176,897	(262,865)
CAD	13,050,000	CBNA	07/16/20	USD	9,261,280	(351,656)
CAD	11,080,000	CBNA	07/16/20	USD	7,837,568	(324,220)
CAD	9,750,000	CBNA	07/16/20	USD	6,981,831	(200,248)
CAD	7,120,000	CBNA	07/16/20	USD	5,106,413	(138,345)
CAD	6,670,000	JPMC	07/16/20	USD	4,773,253	(140,026)
EUR	18,254,000	BNP	07/16/20	USD	19,955,729	(558,720)
EUR	8,980,000	BNP	07/16/20	USD	9,783,665	(308,356)
EUR	6,230,000	BNP	07/16/20	USD	6,854,195	(147,285)
EUR	1,700,000	BNP	07/16/20	USD	1,914,234	3,718
EUR	260,000	BNP	07/16/20	USD	284,238	(7,958)
EUR	21,245,648	CBNA	07/16/20	USD	22,986,325	(890,237)
EUR	17,270,000	CBNA	07/16/20	USD	18,921,047	(487,551)
EUR	8,960,000	CBNA	07/16/20	USD	9,804,235	(265,309)
EUR	59,505,065	JPMC	07/16/20	USD	64,837,611	(2,036,150)
EUR	6,452,761	JPMC	07/16/20	USD	7,080,034	(171,792)
EUR	14,190,000	GSBU	09/15/20	USD	16,155,315	186,554
EUR	17,400,000	JPMC	09/29/20	USD	19,572,042	(15,356)
EUR	19,990,000	BNP	10/16/20	USD	22,503,043	(9,750)
EUR	19,620,000	BNP	10/16/20	USD	22,055,176	(40,922)
GBP	15,659,964	CBNA	07/16/20	USD	19,442,472	36,498
GBP	5,900,000	GSBU	07/16/20	USD	7,417,922	106,587
GBP	5,020,000	MSCS	07/16/20	USD	6,249,480	28,649
IDR	304,040,554,172	CBNA	07/16/20	USD	18,393,258	(2,856,877)
IDR	114,948,600,000	JPMC	07/16/20	USD	7,268,787	(765,250)
INR	2,000	JPMC	07/16/20	USD	25	(1)
JPY	2,558,420,000	GSBU	07/16/20	USD	23,336,754	(361,674)
JPY	235,705,812	GSBU	07/16/20	USD	2,190,597	7,274
JPY	981,620,000	JPMC	07/16/20	USD	9,237,542	144,879
MXN	345,920,000	CBNA	07/16/20	USD	13,766,316	(1,256,174)
MXN	242,278,064	CBNA	07/16/20	USD	10,397,620	(123,945)
MXN	44,000,000	CBNA	07/16/20	USD	1,779,950	(130,867)
MXN	36,500,000	CBNA	07/16/20	USD	1,507,237	(77,872)
MXN	35,000,000	MSCS	07/16/20	USD	1,434,397	(85,571)
NOK	44,770,000	CBNA	07/16/20	USD	4,428,782	(222,770)
NOK	22,390,000	CBNA	07/16/20	USD	2,210,647	(115,649)
PHP	5,000	JPMC	07/16/20	USD	96	(4)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	1,131,231,394	GSBU	07/16/20	USD	15,019,104	$(851,725)
RUB	825,365,744	GSBU	07/16/20	USD	11,546,807	(32,821)
RUB	591,960,000	GSBU	07/16/20	USD	8,581,991	276,974
RUB	549,940,000	GSBU	07/16/20	USD	7,686,953	(28,536)
RUB	317,450,000	GSBU	07/16/20	USD	4,440,077	(13,648)
RUB	315,930,000	GSBU	07/16/20	USD	4,465,347	32,946
RUB	170,870,000	GSBU	07/16/20	USD	2,287,830	(109,424)
SAR	79,860,000	CBNA	09/24/20	USD	21,259,151	(12,684)
SAR	39,610,000	JPMC	09/24/20	USD	10,528,974	(21,707)
TRY	2,193,900	JPMC	07/16/20	USD	312,700	(6,404)
TRY	2,193,900	BNP	10/16/20	USD	310,131	106
ZAR	198,594	CBNA	07/16/20	USD	10,926	(501)
ZAR	198,594	CBNA	10/16/20	USD	11,315	(9)

Net Unrealized Depreciation						$(5,894,177)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/20	198	AUD	29,460,097	$240,682
U.S. Treasury Note 10 Year Futures	09/21/20	1,132	USD	157,542,563	523,237
U.S. Treasury Note 2 Year Futures	09/30/20	2,784	USD	614,785,503	222,489
U.S. Treasury Note 5 Year Futures	09/30/20	229	USD	28,794,961	48,439
U.S. Treasury Note Ultra 10 Year Futures	09/21/20	97	USD	15,275,984	58,942
U.S. Treasury Ultra Long Bond Futures	09/21/20	1,450	USD	316,326,563	(67,563)

Futures Contracts—Short
90 Day EuroDollar Futures	03/15/21	(1,727)	USD	(430,886,500)	(571,739)
Euro-Bund Futures	09/08/20	(427)	EUR	(75,374,040)	(594,458)
Euro-Buxl 30 Year Bond Futures	09/08/20	(26)	EUR	(5,718,960)	(126,406)
U.S. Treasury Long Bond Futures	09/21/20	(914)	USD	(163,206,125)	(254,512)
United Kingdom Long Gilt Bond Futures	09/28/20	(68)	GBP	(9,359,520)	(14,094)

Net Unrealized Depreciation					$(534,983)

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
USD Put/EUR Call	USD	1.139	GSBU	09/11/20	32,440,000	USD	32,440,000	$471,029	$255,367	$(215,662)
USD Put/EUR Call	USD	1.155	JPMC	09/25/20	43,520,000	USD	43,520,000	239,795	220,342	(19,453)

Totals								$710,824	$475,709	$(235,115)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - S&P 500 Index E-Mini Futures	USD	2,850.000	07/17/20	165	USD	8,250	$289,097	$125,813	$(163,284)
Put - S&P 500 Index E-Mini Futures	USD	2,700.000	07/17/20	174	USD	8,700	595,990	54,375	(541,615)
Put - S&P 500 Index E-Mini Futures	USD	2,600.000	07/17/20	143	USD	7,150	277,363	28,600	(248,763)
Put - S&P 500 Index E-Mini Futures	USD	2,800.000	08/21/20	256	USD	12,800	993,125	576,000	(417,125)
Put - S&P 500 Index E-Mini Futures	USD	2,700.000	08/21/20	139	USD	6,950	688,342	218,925	(469,417)
Put - S&P 500 Index E-Mini Futures	USD	2,800.000	09/18/20	115	USD	5,750	539,304	396,750	(142,554)

Totals							$3,383,221	$1,400,463	$(1,982,758)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
USD Call/EUR Put	USD	1.096	JPMC	09/25/20	(43,520,000)	USD	(43,520,000)	$(256,986)	$(211,594)	$45,392

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - U.S. Treasury Note 10 Year Futures	USD	140.000	07/24/20	(216)	USD	(216,000)	$(67,048)	$(43,875)	$23,173
Put - S&P 500 Index E-Mini Futures	USD	2,500.000	07/17/20	(85)	USD	(4,250)	(155,847)	(12,113)	143,734
Put - S&P 500 Index E-Mini Futures	USD	2,500.000	08/21/20	(172)	USD	(8,600)	(252,764)	(133,300)	119,464
Put - S&P 500 Index E-Mini Futures	USD	2,500.000	09/18/20	(115)	USD	(5,750)	(249,883)	(163,875)	86,008

Totals							$(725,542)	$(353,163)	$372,379

Securities in amount of $4,305,253 have been received at the custodian bank as collateral for open forward foreign currency exchange contracts and option contracts.

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation
Pay	1-Day CDI	Maturity	6.870%	Maturity	01/04/27	JPMC	BRL	137,560,000	$831,055	$—	$831,055
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	42,156,000	330,447	23,066	307,381
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	39,600,000	310,411	18,729	291,682
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	33,300,000	261,028	—	261,028
Pay	1-Day CDI	Maturity	7.044%	Maturity	01/04/27	JPMC	BRL	27,400,000	219,405	—	219,405

Totals									$1,952,346	$41,795	$1,910,551

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$7,158,476	$542,134	$6,616,342
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	6,923,690	430,627	6,493,063
Pay	3M LIBOR	Quarterly	0.380%	Semi-Annually	08/31/24	USD	164,502,000	735,918	96,351	639,567
Pay	3M LIBOR	Quarterly	0.770%	Semi-Annually	03/24/27	USD	86,960,000	1,900,417	698,311	1,202,106
Receive	3M LIBOR	Semi-Annually	1.850%	Quarterly	11/15/44	USD	43,527,000	(9,330,715)	83,427	(9,414,142)
Receive	3M LIBOR	Semi-Annually	2.875%	Quarterly	05/15/44	USD	37,291,000	(16,415,440)	182,378	(16,597,818)

Totals								$(9,027,654)	$2,033,228	$(11,060,882)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX.NA.HY.34.V1	(5.000%)	Quarterly	06/20/25	5.165%	USD	27,768,500	$191,547	$1,519,659	$(1,328,112)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.955%	EUR	11,300,000	$(25,306)	$(241,833)	$216,527

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Volkswagen International Finance NV 0.500%, due 03/30/21	1.000%	Quarterly	12/20/24	MSCS	1.179%	EUR	11,300,000	$(99,375)	$126,757	$(226,132)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PHP)—	Philippine Peso
(RUB)—	Russian Ruble
(SAR)—	Saudi Arabian Riyal
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(COFI)—	11th District Cost of Fund Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$29,368,628	$—	$29,368,628
Agriculture	—	7,568,738	—	7,568,738
Airlines	—	30,065,910	—	30,065,910
Apparel	—	13,628,548	—	13,628,548
Auto Manufacturers	—	40,642,585	—	40,642,585
Auto Parts & Equipment	—	1,674,750	—	1,674,750
Banks	—	197,929,644	—	197,929,644
Beverages	—	5,585,106	—	5,585,106
Building Materials	—	1,105,650	—	1,105,650
Chemicals	—	1,362,900	—	1,362,900
Commercial Services	—	53,922,299	—	53,922,299
Distribution/Wholesale	—	19,590,779	—	19,590,779
Diversified Financial Services	—	47,867,954	—	47,867,954
Electric	—	21,994,407	—	21,994,407
Electronics	—	2,069,100	—	2,069,100
Energy-Alternate Sources	—	1,258,334	—	1,258,334
Entertainment	—	38,219,953	—	38,219,953
Environmental Control	—	14,943,300	—	14,943,300
Food	—	10,925,514	—	10,925,514
Forest Products & Paper	—	4,588,500	—	4,588,500
Healthcare-Products	—	6,318,900	—	6,318,900
Healthcare-Services	—	65,755,689	—	65,755,689
Home Builders	—	12,109,522	—	12,109,522
Housewares	—	11,127,465	—	11,127,465
Insurance	—	33,467,131	—	33,467,131
Internet	—	43,881,695	—	43,881,695
Investment Companies	—	7,990,026	—	7,990,026
Iron/Steel	—	10,646,691	—	10,646,691
Leisure Time	—	27,033,184	—	27,033,184
Lodging	—	25,734,773	—	25,734,773
Machinery-Diversified	—	9,558,100	—	9,558,100
Media	—	83,976,001	—	83,976,001
Metal Fabricate/Hardware	—	865,100	—	865,100
Mining	—	89,639,209	0	89,639,209
Miscellaneous Manufacturing	—	19,594,082	—	19,594,082
Office/Business Equipment	—	4,455,563	—	4,455,563
Oil & Gas	—	142,488,399	—	142,488,399
Packaging & Containers	—	16,156,603	—	16,156,603
Pharmaceuticals	—	62,278,323	—	62,278,323
Pipelines	—	92,027,804	—	92,027,804
Real Estate	—	10,157,700	—	10,157,700
Real Estate Investment Trusts	—	47,113,105	—	47,113,105
Retail	—	40,802,330	—	40,802,330
Semiconductors	—	12,141,237	—	12,141,237

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$—	$13,908,933	$—	$13,908,933
Telecommunications	—	90,125,950	—	90,125,950
Transportation	—	12,977,919	—	12,977,919
Trucking & Leasing	—	12,583,016	—	12,583,016
Total Corporate Bonds & Notes	—	1,549,227,049	0	1,549,227,049
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,393,741)*	—	470,622,127	—	470,622,127
Total Mortgage-Backed Securities*	—	213,396,741	—	213,396,741
Total Asset-Backed Securities*	—	199,437,070	—	199,437,070
Total Foreign Government*	—	176,853,900	—	176,853,900
Total U.S. Treasury & Government Agencies*	—	139,438,701	—	139,438,701
Total Convertible Bonds*	—	50,984,874	—	50,984,874
Total Convertible Preferred Stocks*	9,913,585	—	—	9,913,585
Total Preferred Stocks*	3,534,656	—	—	3,534,656
Total Municipals*	—	3,395,771	—	3,395,771
Common Stocks
Diversified Consumer Services	—	27,991	—	27,991
Media	—	285,361	—	285,361
Oil, Gas & Consumable Fuels	824,071	—	—	824,071
Total Common Stocks	824,071	313,352	—	1,137,423
Escrow Shares
Energy Equipment & Services	—	—	9,175	9,175
Forest Products & Paper	—	—	0	0
Total Escrow Shares	—	—	9,175	9,175
Total Short-Term Investment*	—	17,633,501	—	17,633,501
Total Securities Lending Reinvestments*	—	153,946,542	—	153,946,542
Purchased Options
Foreign Currency Options at Value	—	475,709	—	475,709
Options on Exchange-Traded Futures Contracts at Value	1,400,463	—	—	1,400,463
Total Purchased Options	$1,400,463	$475,709	$—	$1,876,172
Total Net Investments	$15,672,775	$2,975,725,337	$9,175	$2,991,407,287

Collateral for Securities Loaned (Liability)	$—	$(153,935,533)	$—	$(153,935,533)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$21,183,156	$—	$21,183,156
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(27,077,333)	—	(27,077,333)
Total Forward Contracts	$—	$(5,894,177)	$—	$(5,894,177)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,093,789	$—	$—	$1,093,789
Futures Contracts (Unrealized Depreciation)	(1,628,772)	—	—	(1,628,772)
Total Futures Contracts	$(534,983)	$—	$—	$(534,983)
Written Options
Foreign Currency Options at Value	$—	$(211,594)	$—	$(211,594)
Options on Exchange-Traded Futures Contracts at Value	(353,163)	—	—	(353,163)
Total Written Options	$(353,163)	$(211,594)	$—	$(564,757)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$14,951,078	$—	$14,951,078
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(27,340,072)	—	(27,340,072)
Total Centrally Cleared Swap Contracts	$—	$(12,388,994)	$—	$(12,388,994)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,952,346	$—	$1,952,346
OTC Swap Contracts at Value (Liabilities)	—	(124,681)	—	(124,681)
Total OTC Swap Contracts	$—	$1,827,665	$—	$1,827,665

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2020

Assets
Investments at value (a) (b) (c)	$2,991,407,287
Cash	1,789,121
Cash denominated in foreign currencies (d)	19,177,080
Cash collateral (e)	35,150,669
OTC swap contracts at market value (f)	1,952,346
Unrealized appreciation on forward foreign currency exchange contracts	21,183,156
Receivable for:
Investments sold	22,515,057
Fund shares sold	1,640,131
Dividend and interest	30,829,695
Variation margin on centrally cleared swap contracts	100,221
Other assets	5,144

Total Assets	3,125,749,907
Liabilities
Written options at value (g)	564,757
OTC swap contracts at market value (h)	124,681
Unrealized depreciation on forward foreign currency exchange contracts	27,077,333
Collateral for securities loaned	153,935,533
Payables for:
Investments purchased	81,367,887
Fund shares redeemed	818,359
Foreign taxes	468
Variation margin on futures contracts	404,504
Accrued Expenses:
Management fees	1,202,121
Distribution and service fees	188,483
Deferred trustees’ fees	283,904
Other expenses	414,303

Total Liabilities	266,382,333

Net Assets	$2,859,367,574

Net Assets Consist of:
Paid in surplus	$3,013,246,470
Distributable earnings (Accumulated losses) (i)	(153,878,896)

Net Assets	$2,859,367,574

Net Assets
Class A	$1,853,974,674
Class B	801,865,857
Class E	203,527,043
Capital Shares Outstanding*
Class A	146,624,683
Class B	63,938,612
Class E	16,176,378
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.64
Class B	12.54
Class E	12.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,042,959,462.
(b)	Includes securities loaned at value of $177,873,356.
(c)	Investments at value is net of unfunded loan commitments of $1,393,741.
(d)	Identified cost of cash denominated in foreign currencies was $19,325,547.
(e)	Includes collateral of $18,070,137 for futures contracts, $3,220,000 for OTC swap contracts and $13,860,532 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $41,795.
(g)	Premiums received on written options were $982,528.
(h)	Net premium received on OTC swap contracts was $115,076.
(i)	Includes foreign capital gains tax of $468.

Statement of Operations

Six Months Ended June 30, 2020

Investment Income
Dividends	$341,554
Interest (a)	85,953,178
Securities lending income	712,243

Total investment income	87,006,975
Expenses
Management fees	8,107,231
Administration fees	59,756
Custodian and accounting fees	205,049
Distribution and service fees—Class B	994,025
Distribution and service fees—Class E	154,070
Audit and tax services	51,764
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	124,247
Insurance	11,188
Miscellaneous	14,021

Total expenses	9,758,842
Less management fee waiver	(773,266)

Net expenses	8,985,576

Net Investment Income	78,021,399

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(54,382,478)
Purchased options	4,229,149
Futures contracts	58,460,904
Written options	(4,597,874)
Swap contracts	(7,853,968)
Foreign currency transactions	(1,285,030)
Forward foreign currency transactions	(18,824,811)

Net realized loss	(24,254,108)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(127,583,027)
Purchased options	(943,817)
Futures contracts	10,538,777
Written options	(746,952)
Swap contracts	(12,137,819)
Foreign currency transactions	(307,327)
Forward foreign currency transactions	(6,843,013)

Net change in unrealized depreciation	(138,023,178)

Net realized and unrealized loss	(162,277,286)

Net Decrease in Net Assets From Operations	$(84,255,887)

(a)	Net of foreign withholding taxes of $226,828.
(b)	Includes change in foreign capital gains tax of $(468).

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$78,021,399	$161,432,174
Net realized gain (loss)	(24,254,108)	42,636,666
Net change in unrealized appreciation (depreciation)	(138,023,178)	210,575,953

Increase (decrease) in net assets from operations	(84,255,887)	414,644,793

From Distributions to Shareholders
Class A	(112,485,248)	(99,173,098)
Class B	(46,755,602)	(38,876,114)
Class E	(12,070,086)	(10,890,642)

Total distributions	(171,310,936)	(148,939,854)

Increase (decrease) in net assets from capital share transactions	30,820,918	(219,069,212)

Total increase (decrease) in net assets	(224,745,905)	46,635,727

Net Assets
Beginning of period	3,084,113,479	3,037,477,752

End of period	$2,859,367,574	$3,084,113,479

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,240,239	$16,105,853	2,098,165	$28,116,991
Reinvestments	8,906,195	112,485,248	7,599,471	99,173,098
Redemptions	(8,898,384)	(117,096,318)	(22,567,603)	(301,177,917)

Net increase (decrease)	1,248,050	$11,494,783	(12,869,967)	$(173,887,828)

Class B
Sales	2,998,377	$39,350,867	4,818,919	$64,085,858
Reinvestments	3,731,493	46,755,602	3,002,016	38,876,114
Redemptions	(5,039,070)	(64,540,919)	(9,418,892)	(124,641,817)

Net increase (decrease)	1,690,800	$21,565,550	(1,597,957)	$(21,679,845)

Class E
Sales	304,462	$3,966,766	541,500	$7,235,187
Reinvestments	960,230	12,070,086	838,386	10,890,642
Redemptions	(1,414,417)	(18,276,267)	(3,134,391)	(41,627,368)

Net decrease	(149,725)	$(2,239,415)	(1,754,505)	$(23,501,539)

Increase (decrease) derived from capital shares transactions		$30,820,918		$(219,069,212)

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.81		$12.68	$13.93	$13.40	$12.53		$13.43

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.71	0.71	0.67	0.62	(b)	0.59
Net realized and unrealized gain (loss)	(0.71)		1.09	(1.23)	0.41	0.45		(0.80)

Total income (loss) from investment operations	(0.35)		1.80	(0.52)	1.08	1.07		(0.21)

Less Distributions
Distributions from net investment income	(0.82)		(0.67)	(0.73)	(0.55)	(0.20)		(0.69)

Total distributions	(0.82)		(0.67)	(0.73)	(0.55)	(0.20)		(0.69)

Net Asset Value, End of Period	$12.64		$13.81	$12.68	$13.93	$13.40		$12.53

Total Return (%) (c)	(2.49	)(d)	14.49	(3.80)	8.23	8.55		(1.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(e)	0.60	0.60	0.59	0.60		0.63
Net ratio of expenses to average net assets (%) (f)	0.55	(e)	0.54	0.54	0.54	0.54		0.59
Ratio of net investment income to average net assets (%)	5.54	(e)	5.32	5.33	4.88	4.74	(b)	4.51
Portfolio turnover rate (%)	36	(d)(g)	58 (g)	90 (g)	139 (g)	86	(g)	99 (g)
Net assets, end of period (in millions)	$1,854.0		$2,007.9	$2,006.8	$2,305.0	$2,239.2		$1,070.0

	Class B
	Six Months Ended June 30,		Year Ended December 31,
	2020		2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.69		$12.57	$13.81	$13.29	$12.46		$13.35

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.67	0.67	0.63	0.58	(b)	0.56
Net realized and unrealized gain (loss)	(0.71)		1.08	(1.22)	0.41	0.45		(0.80)

Total income (loss) from investment operations	(0.37)		1.75	(0.55)	1.04	1.03		(0.24)

Less Distributions
Distributions from net investment income	(0.78)		(0.63)	(0.69)	(0.52)	(0.20)		(0.65)

Total distributions	(0.78)		(0.63)	(0.69)	(0.52)	(0.20)		(0.65)

Net Asset Value, End of Period	$12.54		$13.69	$12.57	$13.81	$13.29		$12.46

Total Return (%) (c)	(2.70	)(d)	14.23	(4.02)	7.93	8.30		(2.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85	0.85	0.85		0.88
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	0.79	0.79	0.79	0.79		0.84
Ratio of net investment income to average net assets (%)	5.30	(e)	5.07	5.08	4.63	4.43	(b)	4.25
Portfolio turnover rate (%)	36	(d)(g)	58 (g)	90 (g)	139 (g)	86	(g)	99 (g)
Net assets, end of period (in millions)	$801.9		$852.0	$802.6	$919.1	$911.7		$189.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

	Class E
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.73		$12.61	$13.85	$13.33	$12.48		$13.38

Income (Loss) from Investment Operations
Net investment income (a)	0.35		0.69	0.68	0.65	0.59	(b)	0.57
Net realized and unrealized gain (loss)	(0.71)		1.08	(1.21)	0.40	0.46		(0.81)

Total income (loss) from investment operations	(0.36)		1.77	(0.53)	1.05	1.05		(0.24)

Less Distributions
Distributions from net investment income	(0.79)		(0.65)	(0.71)	(0.53)	(0.20)		(0.66)

Total distributions	(0.79)		(0.65)	(0.71)	(0.53)	(0.20)		(0.66)

Net Asset Value, End of Period	$12.58		$13.73	$12.61	$13.85	$13.33		$12.48

Total Return (%) (c)	(2.60	)(d)	14.30	(3.92)	7.98	8.47		(1.90)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(e)	0.75	0.75	0.75	0.75		0.78
Net ratio of expenses to average net assets (%) (f)	0.70	(e)	0.69	0.69	0.69	0.69		0.74
Ratio of net investment income to average net assets (%)	5.40	(e)	5.17	5.18	4.73	4.52	(b)	4.35
Portfolio turnover rate (%)	36	(d)(g)	58 (g)	90 (g)	139 (g)	86	(g)	99 (g)
Net assets, end of period (in millions)	$203.5		$224.2	$228.0	$269.8	$289.4		$50.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 34%, 52%, 56%, 79%, 71% and 57% for the six months ended June 30, 2020 and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the

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Notes to Financial Statements—June 30, 2020—(Continued)

Schedule of Investments. As of June 30, 2020, the Portfolio had open unfunded loan commitments of $1,393,741. At June 30, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the

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value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $17,633,501. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,000,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Notes to Financial Statements—June 30, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(482,893)	$—	$—	$—	$(482,893)
Convertible Bonds	(3,362,374)	—	—	—	(3,362,374)
Corporate Bonds & Notes	(148,743,493)	—	—	—	(148,743,493)
Foreign Government	(1,323,987)	—	—	—	(1,323,987)
Preferred Stocks	(2,263)	—	—	—	(2,263)
U.S. Treasury & Government Agencies	(20,523)	—	—	—	(20,523)
Total Borrowings	$(153,935,533)	$—	$—	$—	$(153,935,533)
Gross amount of recognized liabilities for securities lending transactions					$(153,935,533)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

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Notes to Financial Statements—June 30, 2020—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

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expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$1,952,346
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	14,951,078	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$26,011,960
	Unrealized appreciation on futures contracts (a) (c)	1,093,789	Unrealized depreciation on futures contracts (a) (c)	1,628,772
			Written options at value (a)	43,875
Credit			OTC swap contracts at market value (a)	124,681
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	1,328,112

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	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity	Investments at market value (a) (d)	$1,400,463
			Written options at value (a)	$309,288
Foreign Exchange	Investments at market value (d)	475,709
	Unrealized appreciation on forward foreign currency exchange contracts	21,183,156	Unrealized depreciation on forward foreign currency exchange contracts	27,077,333
			Written options at value	211,594

Total		$41,056,541		$56,735,615

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$3,475,605	$(1,550,013)	$—	$1,925,592
Citibank N.A.	6,244,640	(6,244,640)	—	—
Citigroup Global Markets, Inc.	901,886	—	—	901,886
Goldman Sachs Bank USA	8,545,060	(2,551,006)	(4,305,253)	1,688,801
JPMorgan Chase Bank N.A.	3,802,306	(3,802,306)	—	—
Morgan Stanley Capital Services LLC	641,714	(210,252)	—	431,462

	23,611,211	$(14,358,217)	$(4,305,253)	$4,947,741

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$1,550,013	$(1,550,013)	$—	$—
Citibank N.A.	13,617,950	(6,244,640)	(3,130,000)	4,243,310
Goldman Sachs Bank USA	2,551,006	(2,551,006)	—	—
JPMorgan Chase Bank N.A.	9,484,387	(3,802,306)	(20,000)	5,662,081
Morgan Stanley Capital Services LLC	210,252	(210,252)	—	—

	$27,413,608	$(14,358,217)	$(3,150,000)	$9,905,391

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(253,192)	$(1,822,466)	$13,619,522	$(7,314,715)	$4,229,149
Forward foreign currency transactions . . . . .	—	—	—	(18,824,811)	(18,824,811)
Swap contracts . . . . . . . . . . . . . . . .	(11,652,213)	3,798,245	—	—	(7,853,968)
Futures contracts . . . . . . . . . . . . . . .	58,460,904	—	—	—	58,460,904
Written options . . . . . . . . . . . . . . . .	1,215,135	780,390	(11,885,452)	5,292,053	(4,597,874)

	$47,770,634	$2,756,169	$1,734,070	$(20,847,473)	$31,413,400

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$209,604	$—	$(844,571)	$(308,850)	$(943,817)
Forward foreign currency transactions . . . . .	—	—	—	(6,843,013)	(6,843,013)
Swap contracts . . . . . . . . . . . . . . . .	(12,752,536)	614,717	—	—	(12,137,819)
Futures contracts . . . . . . . . . . . . . . .	10,538,777	—	—	—	10,538,777
Written options . . . . . . . . . . . . . . . .	23,173	—	180,772	(950,897)	(746,952)

	$(1,980,982)	$614,717	$(663,799)	$(8,102,760)	$(10,132,824)

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	303,291,283
Forward foreign currency transactions . .	988,170,711
Futures contracts long . . . . . . . . . . . . .	1,556,471,392
Futures contracts short . . . . . . . . . . . . .	(635,614,518)
Swap contracts . . . . . . . . . . . . . . . . . .	554,069,036
Written options . . . . . . . . . . . . . . . . .	(423,428,592)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

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value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$160,135,892	$864,376,777	$207,326,655	$835,123,705

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2020 were as follows:

Purchases	Sales
$63,221,598	$64,777,328

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$8,107,231	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$3,046,611,612

Gross unrealized appreciation	169,931,056
Gross unrealized depreciation	(239,632,517)

Net unrealized appreciation (depreciation)	$(69,701,461)

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$148,939,854	$175,062,928	$—	$—	$148,939,854	$175,062,928

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$170,993,105	$—	$73,147,254	$(142,158,356)	$101,982,003

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $48,468,147 and accumulated long-term capital losses of $93,690,209.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of June 30, 2020, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2019, the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio of the Fund as of June 30, 2020, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2019, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-48

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-49

Brighthouse Funds Trust II

Board of Trustees’ Consideration of New Sub-Advisory Agreements

At a meeting held on May 20-21, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds II (the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved new sub-advisory agreements (the “New Sub-Advisory Agreements”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and Western Asset Management Company, LLC (“Western”) for the Western Asset Management Strategic Bond Opportunities Portfolio, Western Asset Management U.S. Government Portfolio, and Western Asset Management Government Income Portfolio, each a series of the Trusts (individually, a “Portfolio” and together, the “Portfolios”). BIA informed the Board that the acquisition of Legg Mason, Inc. (“Legg Mason”), the parent company of Western, by Franklin Resources, Inc. (“Franklin”), pursuant to an agreement reached between Legg Mason and Franklin (the “Transaction”), would result in a change of control of Legg Mason, which would result in the termination of the existing sub-advisory agreements (the “Current Sub-Advisory Agreements”) between the BIA and Western. The Board was informed that the Transaction is expected to occur in the third quarter of 2020.

In considering the New Sub-Advisory Agreements, the Board reviewed information that was provided by the Adviser, Western, and Franklin relating to the Portfolios including information about the Transaction, the financial condition of Franklin, as well as a representation by the Adviser to the Board that the material terms of the New Sub-Advisory Agreements, including the fees payable thereunder, were identical to the Current Sub-Advisory Agreements. In particular, the Trustees considered representations that, after the Transaction, (i) each portfolio management team would continue to provide the same nature, extent and quality of service it currently provides to its individual Portfolio; (ii) each portfolio management team would continue to manage the respective Portfolio’s assets in accordance with the investment objective of that Portfolio; and (iii) each portfolio management team would retain the same level of resources to support its corresponding Portfolio’s strategy. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by Western under the Current Sub-Advisory Agreements as well as the services that will continue to be provided by Western under the New Sub-Advisory Agreements. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by Western to the Portfolios. That approval, on which the Board voted at its meeting held in person on December 3-5, 2019, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualifications of each portfolio management team and each Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. The Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

BHFTII-50

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 3.85%, 3.69%, and 3.70%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned 5.75%.

MARKET ENVIRONMENT / CONDITIONS

The six-month period ended June 30, 2020 is in many ways a tale of two halves as the second quarter of 2020 stood in sharp contrast to the first. Markets experienced a significant drawdown in the first quarter, driven by the coronavirus (“COVID-19”) crisis and its subsequent economic impact. During the second quarter, global risk sentiment rebounded significantly and there was room for cautious optimism around the development of both a vaccine and therapeutic treatments for the COVID-19 virus.

Solid estimates for 2020 growth persisted at the onset of the year with decent U.S. economic data releases and positive corporate earnings. However, by January month-end, news of the COVID-19 outbreak in Wuhan, China led to a flight to safety as many worried what the impact would be to China growth and global supply chains. Over the next several months, the virus spread rapidly around the globe, with severe demand destruction taking hold in March as governments mandated the closure of “non-essential” businesses and recommended strict “social distancing” measures in an effort to contain the viral spread. This unprecedented demand shock coincided with an unexpected supply shock in the form an oil price war between Saudi Arabia and Russia. These events, which also occurred in March, caused oil prices to drop over 50% and put further stress on the Energy sector. Industry-wide demand for cash led to forced selling, subsequently causing severe illiquidity in all markets, including U.S. Treasuries (“UST”) and Agency Mortgage-Backed Securities (“MBS”) markets. By mid-March, credit spreads on all credit sectors gapped out to levels not seen since the global financial crisis.

In response to the COVID-19 induced economic shutdown, policymakers in the US, the eurozone, the UK, and elsewhere rushed to introduce extraordinary amounts of fiscal and monetary stimulus packages to support both impacted individuals and broad swaths of their national economies. In the U.S., the Federal Reserve (the “Fed”) cut rates to zero, announced an unlimited bond-buying program and introduced a new credit facility to buy investment-grade credit rated down to BBB- in the primary and secondary markets. These actions helped propel corporate credit spreads tighter and sustain a rally in risk assets.

Over the year-to-date period, spreads on nearly all credit sectors widened, but closed considerably tighter than their March levels. UST yields fell meaningfully, with the yield on the 10-year UST falling from 1.92% at the start of the year to 0.66% by June month-end. Most currencies weakened versus the U.S. dollar over the year-to-date period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, for the six months ended June 30, 2020.

Over the year-to-date period, the Portfolio’s macro positioning, in aggregate, was a modest detractor from performance, driven mainly by duration positioning. The Portfolio’s duration was tactically managed within a 90% to 118% range relative to the benchmark index, beginning and ending the period long relative to the benchmark. As the Portfolio shifted to generally underweight position relative to the Index early in the year, and rates fell on the back of decisive Fed action, interest rate positioning detracted. Though the Portfolio subsequently added back duration as the period wore on, the overall effect of this tactical interest rate positioning was a detractor. During the first three months of the year, yield curve positioning saw a reduced overweight to long-dated yields as we believed the long-end of the curve did not hold much value and was also less likely to serve as an effective hedge against risk. Over the second quarter, the Portfolio began adding back to its overweight at 20-year and 30-year key rate durations as longer yields rose. All-in, the Portfolio’s yield curve positioning was a slight benefit to performance.

The Portfolio added meaningfully to its Treasury Inflation-Protected Securities (“TIPS”) exposure during the first quarter as long-dated breakeven rates (the difference between the yield on nominal bonds and TIPS of the same maturity) in March began to imply extremely low inflation expectations (approximately under 1%) for the next 30 years, which we believed were overdone. Though breakeven rates ended the six-month period lower than they began, they subsequently rose from their extremely low March levels. All-in, TIPS exposure was a detractor for the Portfolio’s performance during the period.

Spread sector exposure in the Portfolio generally detracted as spreads widened throughout the period. The largest detractor to performance was the Portfolio’s exposure to USD-denominated emerging market corporates and sovereigns as spreads widened for each over the six-month period. Over the period, the Portfolio largely maintained its emerging markets exposure as Western Asset expects the sector will eventually be a beneficiary of the global recovery when the COVID-19 crisis shows signs of abating. Non-Agency Residential Mortgage-Backed Securities, Commercial Mortgage-Backed Securities and Asset-Backed Securities positions remained modest overweights in the Portfolio due to their yield advantage over comparable Treasuries. In aggregate, these positions also detracted from performance as spreads generally widened, reflecting the uncertainty around the timing and scope of restarting economic activity in the second half of this year.

During the period, the Portfolio reduced its Agency MBS exposure, particularly in low coupon 30-year MBS, in favor of Agency Debentures. We remained moderately constructive on Agency MBS as

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

longer-dated Agency Debentures have seen their spreads widen this year, offering more attractive value. At period-end, the Agency sector remained a favored sector within U.S. Government fixed income and currently benefits from active purchases by the Fed as the central bank seeks to support liquidity in the market. All-in, the Portfolio’s Agency MBS and Agency exposures detracted from performance, reflecting wider spreads over the six-month period ended June 30, 2020.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2020

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	3.85	5.82	2.81	2.58
Class B	3.69	5.48	2.54	2.33
Class E	3.70	5.58	2.64	2.42
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.75	7.01	2.97	2.51

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	84.6
Foreign Government	8.7
Corporate Bonds & Notes	7.4
Mortgage-Backed Securities	2.5
Asset-Backed Securities	0.8

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period** January 1, 2020 to June 30, 2020
Class A (a)	Actual	0.48%	$1,000.00	$1,038.50	$2.43
	Hypothetical*	0.48%	$1,000.00	$1,022.48	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$1,036.90	$3.70
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class E (a)	Actual	0.63%	$1,000.00	$1,037.00	$3.19
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—84.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—41.3%
Fannie Mae 20 Yr. Pool
3.000%, 12/01/37	1,139,381	$1,204,637
4.500%, 11/01/31	460,381	504,770
4.500%, 12/01/31	625,157	685,431
Fannie Mae 30 Yr. Pool
3.000%, 09/01/42	6,326,588	6,878,457
3.000%, 08/01/46	743,172	789,174
3.000%, 09/01/46	2,518,301	2,663,711
3.000%, 10/01/46	1,115,842	1,184,914
3.000%, 11/01/46	18,252,264	19,284,121
3.000%, 08/01/47	76,735	82,881
3.000%, 01/01/48	204,165	215,283
3.000%, 07/01/49	810,201	859,635
3.000%, 09/01/49	6,509,350	6,906,792
3.000%, 11/01/49	267,072	281,811
3.000%, 12/01/49	10,146,793	10,742,346
3.000%, 01/01/50	2,501,477	2,650,327
3.000%, 02/01/50	4,040,629	4,266,453
3.000%, 03/01/50	1,393,031	1,501,125
3.500%, 12/01/42	319,365	345,520
3.500%, 03/01/43	2,077,823	2,246,742
3.500%, 02/01/45	316,376	342,094
3.500%, 11/01/46	1,064,592	1,138,387
3.500%, 12/01/46	2,780,334	2,982,117
3.500%, 10/01/47	13,599,870	14,375,718
3.500%, 12/01/47	3,013,261	3,226,349
3.500%, 03/01/48	653,482	708,326
3.500%, 07/01/48	4,366,024	4,625,858
3.500%, 08/01/48	2,800,000	2,990,737
3.500%, 11/01/48	2,880,105	3,055,043
3.500%, 02/01/49	327,451	355,661
3.500%, 05/01/49	1,959,733	2,077,461
3.500%, 06/01/49	1,127,388	1,200,216
3.500%, 07/01/49	8,582,906	9,208,481
3.500%, 10/01/49	2,503,844	2,690,112
3.500%, 11/01/49	481,859	513,040
3.500%, 12/01/49	1,053,648	1,132,016
3.500%, 01/01/50	391,663	417,092
3.500%, 02/01/50	7,508,303	7,973,159
3.500%, 04/01/50	6,208,651	6,610,010
4.000%, 02/01/40	551,543	609,325
4.000%, 06/01/42	4,533,069	5,109,403
4.000%, 07/01/42	1,935,267	2,125,654
4.000%, 05/01/43	11,172,480	12,497,512
4.000%, 10/01/43	5,742,639	6,435,947
4.000%, 04/01/47	5,605,766	6,080,177
4.000%, 05/01/47	2,477,910	2,689,473
4.000%, 08/01/47	22,167,367	23,749,558
4.000%, 05/01/48	10,349,835	11,148,343
4.000%, 09/01/48	194,653	212,139
4.000%, 06/01/49	331,582	352,000
4.000%, 12/01/49	1,489,889	1,577,813
4.500%, 10/01/41	3,673,302	4,089,467
4.500%, 10/01/44	929,418	1,041,782
4.500%, 01/01/45	88,091	101,324
4.500%, 01/01/47	482,381	523,642

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 06/01/47	167,133	180,777
4.500%, 07/01/47	2,752,882	2,976,604
4.500%, 08/01/47	1,255,899	1,355,554
4.500%, 11/01/47	2,253,880	2,422,631
4.500%, 04/01/48	2,366,465	2,540,775
4.500%, 05/01/48	664,503	716,046
4.500%, 06/01/48	1,369,081	1,503,398
4.500%, 07/01/48	2,196,793	2,393,365
4.500%, 08/01/48	3,397,969	3,719,868
4.500%, 09/01/48	1,485,055	1,598,162
4.500%, 10/01/48	4,391,519	4,767,843
4.500%, 11/01/48	1,545,069	1,695,037
4.500%, 12/01/48	7,144,795	7,714,007
4.500%, 01/01/49	3,192,786	3,466,630
4.500%, 02/01/49	7,993,324	8,652,662
4.500%, 04/01/49	1,438,007	1,544,082
4.500%, 05/01/49	4,349,661	4,705,441
4.500%, 07/01/49	1,808,170	1,956,789
4.500%, 08/01/49	1,115,058	1,209,650
4.500%, 10/01/49	1,314,293	1,426,054
4.500%, 11/01/49	2,199,398	2,381,231
4.500%, 01/01/50	1,333,275	1,439,373
4.500%, 02/01/50	196,083	211,703
4.500%, 04/01/50	299,282	321,475
5.000%, 07/01/33	146,303	167,519
5.000%, 09/01/33	175,798	201,229
5.000%, 10/01/35	496,602	569,576
5.000%, 03/01/36	800,600	919,324
5.000%, 01/01/39	6,491	7,446
5.000%, 12/01/39	12,596	14,476
5.000%, 05/01/40	44,421	50,052
5.000%, 07/01/40	26,595	30,551
5.000%, 11/01/40	583,227	670,262
5.000%, 01/01/41	47,060	53,181
5.000%, 02/01/41	27,752	30,336
5.000%, 04/01/41	73,491	83,830
5.000%, 05/01/41	1,418,520	1,628,351
5.000%, 06/01/41	118,268	135,920
5.000%, 07/01/41	1,193,923	1,366,641
5.000%, 08/01/48	395,063	431,692
5.000%, 10/01/48	922,835	1,007,791
5.000%, 11/01/48	4,838,691	5,284,931
5.000%, 12/01/48	2,520,553	2,751,626
5.000%, 08/01/49	4,133,634	4,514,297
5.000%, 09/01/49	6,857,327	7,491,991
5.000%, 12/01/49	13,433,039	14,666,142
6.000%, 04/01/33	55,308	64,370
6.000%, 02/01/34	9,662	11,253
6.000%, 11/01/35	97,292	113,463
6.000%, 08/01/37	216,973	253,074
6.500%, 03/01/26	477	530
6.500%, 04/01/29	45,185	50,703
7.000%, 11/01/28	967	996
7.000%, 02/01/29	463	465
7.000%, 01/01/30	1,784	1,834

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.000%, 10/01/37	6,392	$7,440
7.000%, 11/01/37	19,331	21,888
7.000%, 12/01/37	18,981	23,024
7.000%, 02/01/38	9,765	10,884
7.000%, 11/01/38	73,723	85,977
7.000%, 02/01/39	652,219	755,281
7.500%, 04/01/32	11,353	11,573
8.000%, 05/01/28	1,273	1,435
8.000%, 07/01/32	767	843
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (a)	1,649,411	194,470
4.000%, 04/25/42 (a)	2,274,484	318,320
4.500%, 11/25/39 (a)	1,136,894	170,178
Fannie Mae Pool
1.850%, 04/01/32	200,000	211,086
1.950%, 04/01/32	200,000	211,038
2.060%, 03/01/30	598,936	644,788
2.240%, 10/01/31	300,000	325,083
2.260%, 02/01/30	300,000	325,346
2.300%, 02/01/30	200,000	217,032
2.320%, 02/01/32	300,000	327,969
3.500%, 08/01/42	7,214,559	7,787,677
3.500%, 09/01/42	476,349	514,200
3.500%, 10/01/42	3,469,255	3,745,185
4.000%, 10/01/42	1,878,622	2,045,926
4.000%, 11/01/42	1,344,642	1,464,714
4.000%, 07/01/43	45,861	49,985
4.000%, 08/01/43	1,011,838	1,102,283
6.500%, 12/01/27	2,874	2,883
6.500%, 05/01/32	8,960	10,112
Fannie Mae REMIC Trust Whole Loan (CMO) 4.277%, 01/25/43 (b)	190,277	201,069
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (c)	304,012	289,222
5.500%, 07/25/41	5,652,481	6,656,481
5.500%, 04/25/42	1,289,224	1,489,725
5.966%, -1x 1M LIBOR + 6.150%, 03/25/42 (a) (b)	4,945,258	891,696
5.966%, -1x 1M LIBOR + 6.150%, 12/25/42 (a) (b)	563,781	106,547
6.000%, 05/25/42	767,555	902,410
6.346%, -1x 1M LIBOR + 6.530%, 01/25/41 (a) (b)	837,108	208,056
6.366%, -1x 1M LIBOR + 6.550%, 10/25/41 (a) (b)	3,152,057	658,611
6.466%, -1x 1M LIBOR + 6.650%, 02/25/41 (a) (b)	281,788	23,420
6.466%, -1x 1M LIBOR + 6.650%, 03/25/42 (a) (b)	1,195,780	232,704
6.500%, 06/25/39	74,188	81,363
6.500%, 07/25/42	1,450,807	1,763,754
Fannie Mae-ACES
2.037%, 09/25/26	1,662,018	1,707,227
2.232%, 02/25/27	2,099,610	2,262,491
3.061%, 05/25/27 (b)	200,000	223,548
Freddie Mac 20 Yr. Gold Pool
3.000%, 02/01/38	1,392,541	1,467,534
3.000%, 04/01/38	1,188,311	1,252,605
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	1,107,615	1,171,479
3.000%, 01/01/48	3,348,074	3,528,511

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 09/01/48	2,311,877	2,497,831
3.500%, 06/01/46	673,373	732,188
4.000%, 07/01/43	3,100,088	3,475,321
4.000%, 08/01/43	2,709,811	3,037,828
4.000%, 12/01/47	542,731	577,787
4.000%, 04/01/48	308,981	328,927
4.500%, 06/01/38	1,014,829	1,108,390
4.500%, 02/01/47	331,286	359,005
4.500%, 03/01/47	50,831	55,015
4.500%, 04/01/47	804,974	873,776
4.500%, 05/01/47	542,315	587,053
4.500%, 06/01/47	1,965,088	2,136,751
4.500%, 07/01/47	38,190	41,312
4.500%, 04/01/48	1,112,061	1,216,555
4.500%, 04/01/49	754,799	826,149
5.000%, 08/01/33	13,973	16,037
5.000%, 01/01/36	23,609	27,049
5.000%, 01/01/40	16,284	18,287
5.000%, 04/01/41	16,251	18,669
5.000%, 06/01/41	2,846,042	3,255,274
5.000%, 04/01/44	20,026	22,100
5.000%, 07/01/48	59,679	65,263
5.000%, 10/01/48	406,993	444,922
6.000%, 10/01/36	528,492	616,296
6.500%, 09/01/39	192,228	223,335
8.000%, 09/01/30	2,637	3,130
Freddie Mac 30 Yr. Pool
3.000%, 01/01/48	2,316,644	2,440,838
3.000%, 07/01/49	1,427,237	1,506,005
3.000%, 09/01/49	6,945,525	7,491,929
3.000%, 10/01/49	1,792,311	1,891,228
3.000%, 01/01/50	687,054	734,562
3.000%, 02/01/50	3,818,986	4,031,497
3.000%, 03/01/50	5,112,574	5,402,423
3.500%, 06/01/47	510,489	546,373
3.500%, 06/01/48	3,875,183	4,201,275
3.500%, 12/01/48	5,582,396	5,872,631
3.500%, 03/01/49	1,518,725	1,609,584
3.500%, 02/01/50	2,035,233	2,163,493
3.500%, 03/01/50	294,242	311,280
4.000%, 01/01/47	108,024	116,090
4.000%, 07/01/47	4,638,306	4,942,026
4.000%, 02/01/50	667,720	715,191
4.000%, 03/01/50	94,443	100,644
4.500%, 04/01/48	1,325,291	1,425,537
4.500%, 06/01/48	10,044,232	10,802,008
4.500%, 08/01/48	734,179	792,881
4.500%, 09/01/48	2,061,745	2,216,341
4.500%, 11/01/48	747,080	812,941
4.500%, 01/01/49	1,921,233	2,088,384
4.500%, 02/01/49	2,059,865	2,227,254
4.500%, 03/01/49	1,172,089	1,277,236
4.500%, 07/01/49	1,101,152	1,193,458
4.500%, 02/01/50	928,527	1,004,666
4.500%, 03/01/50	99,639	107,388

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
4.500%, 04/01/50	1,380,563	$1,488,355
5.000%, 08/01/48	162,334	177,414
5.000%, 10/01/48	179,887	196,637
5.000%, 11/01/48	433,420	473,518
5.000%, 03/01/50	2,988,817	3,262,719
Freddie Mac ARM Non-Gold Pool 2.542%, 5Y H15 + 1.286%, 03/01/47 (b)	803,120	828,438
Freddie Mac Gold Pool
3.500%, 02/01/44	352,617	380,862
4.000%, 04/01/43	1,169,834	1,275,864
4.000%, 08/01/43	643,594	701,196
Freddie Mac Multifamily Structured Pass-Through Certificates
0.421%, 01/25/27 (a) (b)	73,530,394	1,240,458
0.510%, 12/25/28 (a) (b)	63,022,722	1,801,952
0.637%, 01/25/34 (a) (b)	51,868,378	2,490,294
0.653%, 01/25/29 (a) (b)	85,849,132	3,423,672
3.291%, 03/25/27	4,670,000	5,274,822
Freddie Mac Multifamily Variable Rate Certificate 1.573%, 12/15/30	1,250,000	1,287,750
Freddie Mac Pool 3.500%, 10/01/42	817,321	882,415
Freddie Mac REMICS (CMO)
4.500%, 04/15/32	217,262	243,812
6.000%, 05/15/36	358,126	427,877
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
1.385%, 1M LIBOR + 1.200%, 07/25/29 (b)	404,190	404,092
2.385%, 1M LIBOR + 2.200%, 09/25/24 (b)	2,347,907	2,365,129
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	702,557	747,136
3.000%, 10/15/42	3,657,554	3,881,952
3.000%, 11/15/42	1,372,649	1,456,866
3.500%, 06/15/48	4,606,136	4,907,535
3.500%, 05/15/50	798,812	859,323
4.000%, 03/15/50	99,592	105,424
5.500%, 06/15/36	312,812	364,597
6.000%, 03/15/33	576,230	663,637
6.500%, 06/15/31	1,568	1,725
6.500%, 08/15/34	113,043	129,195
7.500%, 09/15/29	1,336	1,523
8.500%, 06/15/25	11,248	12,528
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (d)	3,100,000	3,261,902
3.000%, 11/20/46	526,361	559,310
3.000%, 09/20/47	176,597	187,322
3.000%, 11/20/47	239,836	254,419
3.000%, 12/20/47	2,466,248	2,616,415
3.000%, 01/20/50	993,121	1,053,179
3.500%, 06/20/44	1,794,511	1,924,714
3.500%, 03/20/45	148,113	158,577
3.500%, 09/20/46	50,542	54,150
3.500%, 02/20/48	2,338,537	2,487,042
3.500%, 02/20/49	56,522	59,756
3.500%, 10/20/49	1,490,449	1,539,105
3.500%, 02/20/50	496,951	528,714
4.000%, 09/20/45	845,547	910,488

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 11/20/45	6,257,420	6,833,480
4.000%, 06/20/47	1,296,406	1,392,638
4.000%, 11/20/47	1,519,047	1,631,831
4.000%, 12/20/47	587,274	629,080
4.000%, 02/20/48	601,727	648,615
4.000%, 03/20/48	678,604	725,739
4.000%, 04/20/48	651,226	693,625
4.000%, 11/20/49	198,057	214,255
4.000%, 01/20/50	297,923	320,390
4.000%, 02/20/50	298,302	323,573
4.000%, 03/20/50	199,190	217,981
4.000%, 04/20/50	1,296,382	1,405,525
4.500%, 01/20/40	443,212	486,443
4.500%, 05/20/40	575,560	631,852
4.500%, 09/20/40	12,437	13,651
4.500%, 01/20/41	99,238	110,888
4.500%, 07/20/41	659,897	724,583
4.500%, 05/20/48	2,807,386	3,028,372
4.500%, 06/20/48	1,669,588	1,799,742
4.500%, 07/20/48	272,707	293,492
4.500%, 08/20/48	7,041,496	7,533,148
4.500%, 09/20/48	2,151,588	2,317,113
4.500%, 10/20/48	1,883,197	2,026,892
4.500%, 01/20/49	5,333,106	5,696,019
4.500%, 03/20/49	1,406,767	1,505,466
4.500%, 04/20/49	891,476	952,289
4.500%, 02/20/50	1,468,991	1,569,310
4.500%, 03/20/50	889,946	950,673
5.000%, 07/20/40	442,598	499,476
5.000%, 10/20/48	2,984,661	3,264,210
5.000%, 11/20/48	327,504	356,927
5.000%, 01/20/49	7,332,659	7,969,974
5.000%, 03/20/49	406,331	441,286
5.000%, 12/20/49	648,051	703,235
5.000%, 01/20/50	380,911	414,042
5.000%, 04/20/50	298,475	325,359
6.000%, 11/20/34	1,042	1,209
6.000%, 06/20/35	1,607	1,848
6.000%, 07/20/36	89,148	102,400
6.000%, 09/20/36	4,373	5,020
6.000%, 07/20/38	228,899	263,008
6.000%, 09/20/38	594,239	682,481
6.000%, 06/20/39	3,137	3,606
6.000%, 05/20/40	54,427	62,455
6.000%, 06/20/40	160,900	184,995
6.000%, 08/20/40	77,466	88,980
6.000%, 09/20/40	182,396	209,693
6.000%, 10/20/40	121,195	139,144
6.000%, 11/20/40	193,697	222,519
6.000%, 01/20/41	115,994	133,105
6.000%, 03/20/41	659,420	757,693
6.000%, 07/20/41	129,351	148,560
6.000%, 12/20/41	84,217	96,661
6.500%, 10/20/37	207,468	240,440

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
Zero Coupon, 09/16/46 (a) (b)	18,004,170	$57,138
0.128%, 02/16/48 (a) (b)	2,904,074	42,979
0.227%, 03/16/49 (a) (b)	6,439,917	35,892
0.232%, 02/16/53 (a) (b)	10,714,441	113,022
0.351%, 05/16/54 (a) (b)	12,151,891	177,975
0.390%, 04/16/54 (a) (b)	84,591,747	1,489,593
0.524%, 10/16/54 (a) (b)	26,894,104	561,780
0.664%, 03/16/60 (a) (b)	6,627,447	350,090
0.683%, 1M LIBOR + 0.380%, 12/20/60 (b)	13,350,773	13,294,056
0.703%, 1M LIBOR + 0.400%, 12/20/60 (b)	3,457,475	3,446,320
0.733%, 1M LIBOR + 0.430%, 10/20/64 (b)	5,449,658	5,431,434
0.751%, 12/16/59 (a) (b)	55,988,449	3,299,931
0.753%, 09/16/55 (a) (b)	15,431,055	685,992
0.767%, 10/16/58 (a) (b)	23,754,443	1,436,883
0.783%, 1M LIBOR + 0.480%, 03/20/61 (b)	2,950,194	2,946,489
0.803%, 1M LIBOR + 0.500%, 12/20/60 (b)	29,154,122	29,128,543
1.035%, 09/16/44 (a) (b)	10,278,837	378,624
1.201%, 02/16/46 (a) (b)	13,810,013	520,552
1.340%, 1M LIBOR + 1.150%, 05/20/70 (b)	1,701,149	1,773,414
1.440%, 1M LIBOR + 1.250%, 04/20/70 (b)	196,325	201,610
2.224%, 12M LIBOR + 0.250%, 10/20/68 (b)	2,635,880	2,629,539
3.000%, 07/20/49	1,714,136	1,795,262
3.000%, 10/20/49	977,476	1,050,826
3.150%, 06/16/60	4,695,749	4,917,867
5.905%, -1x 1M LIBOR + 6.100%, 08/16/42 (a) (b)	764,056	160,868
6.310%, -1x 1M LIBOR + 6.500%, 03/20/39 (a) (b)	45,069	909
6.460%, -1x 1M LIBOR + 6.650%, 01/20/40 (a) (b)	385,402	35,525
Uniform Mortgage-Backed Securities
2.000%, TBA (d)	90,700,000	93,158,168
2.500%, TBA (d)	29,100,000	30,324,246

		765,821,389

Federal Agencies—34.8%
Federal Agricultural Mortgage Corp. 2.600%, 03/29/21	20,000,000	20,364,510
Federal Farm Credit Banks Funding Corp.
0.780%, 06/16/25	10,000,000	10,002,941
1.480%, 03/10/26	10,000,000	10,010,288
1.750%, 10/26/20	15,000,000	15,075,438
2.700%, 10/26/27	10,000,000	11,395,172
2.750%, 04/25/22	20,000,000	20,907,647
Federal Home Loan Bank
0.500%, 04/14/25	14,000,000	14,023,004
1.875%, 11/29/21	40,000,000	40,971,844
2.125%, 06/09/23 (e)	17,700,000	18,634,692
2.500%, 02/13/24	10,000,000	10,796,427
2.750%, 12/13/24	10,000,000	11,021,105
3.250%, 11/16/28 (e)	40,000,000	47,656,099
5.250%, 12/11/20	12,000,000	12,272,399
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	6,595,587
Zero Coupon, 12/17/29	5,562,000	4,921,687
Zero Coupon, 12/15/36	24,765,000	18,696,345

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp.
0.250%, 06/26/23	13,000,000	12,979,481
0.375%, 04/20/23 (e)	6,000,000	6,016,371
0.375%, 05/05/23	10,000,000	10,025,976
2.750%, 06/19/23 (e)	20,000,000	21,476,669
Federal National Mortgage Association
0.250%, 05/22/23	8,000,000	7,991,797
0.625%, 04/22/25	5,000,000	5,040,921
2.625%, 09/06/24 (e)	22,000,000	24,086,894
Freddie Mac Strips
Zero Coupon, 07/15/28	5,400,000	4,913,887
Zero Coupon, 07/15/32	5,000,000	4,194,835
Overseas Private Investment Corp.
Zero Coupon, 07/01/21	4,206,631	4,515,612
Zero Coupon, 07/07/21	17,339,771	18,623,893
2.310%, 11/15/30	6,791,977	7,175,524
3.330%, 05/15/33	6,421,933	7,234,334
3.490%, 12/20/29	9,747,048	10,915,040
3.540%, 06/15/30	11,764,888	13,183,606
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/21	9,030,000	8,995,861
Zero Coupon, 07/15/26	4,230,000	4,020,930
Zero Coupon, 10/15/29	14,996,000	13,357,027
Resolution Funding Corp. Principal Strip
Zero Coupon, 07/15/20	14,864,000	14,862,731
Zero Coupon, 10/15/20	38,159,000	38,125,496
Zero Coupon, 01/15/21	20,000,000	19,963,821
Zero Coupon, 01/15/30	25,000,000	22,099,698
Zero Coupon, 04/15/30	30,000,000	26,434,069
Tennessee Valley Authority 3.875%, 02/15/21 (e)	35,000,000	35,794,990
United States Department of Housing and Urban Development
2.668%, 08/01/24	8,000,000	8,699,808
2.738%, 08/01/25	6,000,000	6,651,090
United States International Development Finance Corp. 1.110%, 05/15/29	14,000,000	14,226,380

		644,951,926

U.S. Treasury—8.5%
U.S. Treasury Inflation Indexed Bonds
0.250%, 02/15/50 (e) (f)	9,974,800	11,199,051
1.000%, 02/15/48 (f)	2,391,862	3,164,499
1.375%, 02/15/44 (f)	42,913,650	58,589,726
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/30 (f)	24,619,725	26,618,523
U.S. Treasury Notes
0.250%, 05/31/25	160,000	159,794
0.250%, 06/30/25	60,000	59,887
1.875%, 07/31/26	52,000,000	56,578,438

		156,369,918

Total U.S. Treasury & Government Agencies (Cost $1,500,681,154)		1,567,143,233

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Foreign Government—8.7%

Security Description	Principal Amount*	Value

Sovereign—8.7%
Abu Dhabi Government International Bond 3.125%, 09/30/49 (144A)	10,000,000	$10,412,500
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	5,771,700
Indonesia Government International Bonds
3.750%, 04/25/22 (144A)	410,000	425,326
3.750%, 04/25/22 (e)	1,900,000	1,971,023
4.750%, 02/11/29	6,280,000	7,275,563
4.875%, 05/05/21	2,957,000	3,045,710
5.875%, 01/15/24 (144A)	1,060,000	1,201,443
Israel Government AID Bonds
5.500%, 09/18/23	2,000,000	2,320,694
5.500%, 12/04/23	24,290,000	28,394,961
5.500%, 04/26/24	21,550,000	25,585,334
Mexico Government International Bond 4.500%, 04/22/29 (e)	12,280,000	13,354,500
Panama Government International Bonds
3.750%, 03/16/25	5,650,000	6,110,475
4.500%, 05/15/47	3,200,000	3,920,000
4.500%, 04/01/56	1,450,000	1,774,090
Peruvian Government International Bonds
5.625%, 11/18/50	1,900,000	2,997,250
6.550%, 03/14/37	2,770,000	4,213,890
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,726,099
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	9,921,299
Ukraine Government AID Bond 1.471%, 09/29/21	20,000,000	20,295,520
Uruguay Government International Bond 5.100%, 06/18/50	3,200,000	4,128,032

Total Foreign Government (Cost $152,307,022)		161,845,409

Corporate Bonds & Notes—7.4%

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,623,668

Diversified Financial Services—3.9%
Postal Square L.P. 6.500%, 06/15/22	2,527,920	2,699,744
Private Export Funding Corp.
2.300%, 09/15/20	28,000,000	28,125,531
2.650%, 02/16/21 (144A)	20,000,000	20,295,025
3.250%, 06/15/25	20,000,000	22,441,078

		73,561,378

Electric—0.5%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	4,460,000
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,605,001

		9,065,001

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26 (e)	4,260,000	4,461,839
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	2,686,309

		7,148,148

Sovereign—2.5%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	45,000,000	46,304,964

Total Corporate Bonds & Notes (Cost $135,903,810)		137,703,159

Mortgage-Backed Securities—2.5%

Collateralized Mortgage Obligations—2.5%
Alternative Loan Trust 0.390%, 1M LIBOR + 0.200%, 07/20/46 (b)	1,613,554	1,186,886
Banc of America Funding Trust
0.318%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	4,567,602	4,340,981
2.170%, COFI + 1.430%, 06/20/35 (b)	147,539	106,978
Banc of America Mortgage Trust 3.886%, 07/25/35 (b)	28,646	27,160
BCAP LLC Trust 2.763%, 1M LIBOR + 0.150%, 11/27/36 (144A) (b)	6,366,510	6,243,755
Citigroup Mortgage Loan Trust 4.380%, 1Y H15 + 2.400%, 10/25/35 (b)	49,150	47,547
Connecticut Avenue Securities Trust 0.985%, 1M LIBOR + 0.800%, 01/25/40 (144A) (b)	4,715,438	4,688,616
Countrywide Alternative Loan Trust 0.765%, 1M LIBOR + 0.580%, 05/25/34 (b)	35,185	35,122
Countrywide Home Loan Reperforming Loan REMIC Trust 0.605%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	343,067	299,888
GMAC Mortgage Corp. Loan Trust 3.985%, 11/19/35 (b)	206,276	190,154
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	4,132,716	4,352,122
JPMorgan Mortgage Trust
3.484%, 06/25/34 (b)	62,903	59,906
3.500%, 10/25/48 (144A) (b)	2,628,036	2,688,934
MASTR Adjustable Rate Mortgages Trust
0.385%, 1M LIBOR + 0.200%, 05/25/47 (b)	3,281,099	3,707,304
3.021%, 02/25/34 (b)	117,809	105,229
MASTR Reperforming Loan Trust
0.535%, 1M LIBOR + 0.350%, 05/25/35 (144A) (b)	221,063	102,118
3.861%, 05/25/35 (144A) (b)	2,588,714	1,812,668
7.000%, 08/25/34 (144A)	268,855	233,391
Morgan Stanley Mortgage Loan Trust
0.325%, 1M LIBOR + 0.140%, 06/25/36 (b)	508,939	169,822
3.386%, 07/25/35 (b)	101,552	89,132
New Residential Mortgage Loan Trust
3.250%, 09/25/56 (144A) (b)	2,414,208	2,530,760
4.000%, 02/25/57 (144A) (b)	2,069,955	2,213,234
4.000%, 05/25/57 (144A) (b)	3,561,941	3,821,915
4.250%, 12/25/57 (144A) (b)	3,676,222	3,926,557

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
NovaStar Mortgage Funding Trust 0.565%, 1M LIBOR + 0.380%, 09/25/46 (b)	1,029,830	$955,863
SACO I Trust 8.913%, 06/25/21 (144A) (b)	124,992	116,083
Structured Asset Mortgage Investments II Trust 0.365%, 1M LIBOR + 0.180%, 07/25/46 (b)	139,685	114,238
Structured Asset Securities Corp.
0.535%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	1,754,765	1,567,921
4.010%, 06/25/35 (144A) (b)	95,220	86,798

Total Mortgage-Backed Securities (Cost $44,894,070)		45,821,082

Asset-Backed Securities—0.8%

Asset-Backed - Automobile—0.2%
Hertz Vehicle Financing II L.P. 3.290%, 02/25/24 (144A)	3,795,409	3,760,645

Asset-Backed - Home Equity—0.3%
Argent Securities, Inc.Asset-Backed Pass-Through Certificates Series 1.010%, 1M LIBOR + 0.825%, 05/25/34 (b)	4,646,461	4,527,222
Home Equity Mortgage Loan Asset-Backed Trust 0.445%, 1M LIBOR + 0.260%, 06/25/36 (b)	3,589,836	297,167
Morgan Stanley Mortgage Loan Trust
0.275%, 1M LIBOR + 0.090%, 12/25/36 (b)	175,024	71,740
0.485%, 1M LIBOR + 0.300%, 03/25/36 (b)	262,065	257,061
Structured Asset Securities Corp. Mortgage Loan Trust 0.405%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,621,027	180,302

		5,333,492

Asset-Backed - Other—0.2%
Countrywide Revolving Home Equity Loan Trust 0.325%, 1M LIBOR + 0.140%, 07/15/36 (b)	343,957	325,340
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (b)	3,638,053	3,658,795

		3,984,135

Asset-Backed - Student Loan—0.1%
National Credit Union Administration Guaranteed Notes Trust 0.530%, 1M LIBOR + 0.350%, 12/07/20 (b)	2,523,875	2,520,765

Total Asset-Backed Securities (Cost $20,683,187)		15,599,037

Short-Term Investments—2.0%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/20 at 0.000%, due on 07/01/20 with a maturity value of $10,155,588; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 07/15/24 with a value of $10,358,762.	10,155,588	10,155,588

U.S. Treasury—1.4%
U.S. Treasury Bill 0.118%, 07/14/20 (g)	25,000,000	24,999,040

Total Short-Term Investments (Cost $35,154,460)		35,154,628

Securities Lending Reinvestments (h)—3.1%

Repurchase Agreements—0.9%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $200,001; collateralized by U.S. Treasury Obligations at 0.625%, maturing 02/15/43, and an aggregate market value of $204,000.	200,000	200,000
Repurchase Agreement dated 06/30/20 at 0.100%, due on 07/01/20 with a maturity value of $500,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.304% - 3.000%, maturity dates ranging from 08/31/21 - 02/15/49, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/20 at 0.220%, due on 07/01/20 with a maturity value of $100,001; collateralized by Government Agency and Foreign Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 10/01/20 - 08/28/34, and an aggregate market value of $102,001.	100,000	100,000
Repurchase Agreement dated 06/30/20 at 0.330%, due on 07/01/20 with a maturity value of $600,006; collateralized by U.S. Treasury Obligations at 2.125%, maturing 09/30/21, and various Common Stock with an aggregate market value of $666,722.	600,000	600,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/20 at 0.050%, due on 07/01/20 with a maturity value of $6,068,918; collateralized by U.S. Treasury Obligations at 0.500%, maturing 05/31/27, and an aggregate market value of $6,190,287.	6,068,909	6,068,909
National Bank of Canada
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $2,400,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $2,654,661.	2,400,000	2,400,000
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $4,200,025; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 01/15/22 - 11/15/44, and various Common Stock with an aggregate market value of $4,645,657.	4,200,000	4,200,000
NBC Global Finance, Ltd Repurchase Agreement dated 06/30/20 at 0.260%, due on 07/07/20 with a maturity value of $1,200,061; collateralized by various Common Stock with an aggregate market value of $1,333,602.	1,200,000	1,200,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/20 at 0.230%, due on 07/01/20 with a maturity value of $400,003; collateralized by various Common Stock with an aggregate market value of $444,517.	400,000	$400,000
Societe Generale
Repurchase Agreement dated 06/30/20 at 0.210%, due on 07/01/20 with a maturity value of $800,005; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $888,974.	800,000	800,000
Repurchase Agreement dated 06/30/20 at 0.240%, due on 07/07/20 with a maturity value of $1,000,047; collateralized by U.S. Treasury Obligations at 1.125%, maturing 02/28/22, and an aggregate market value of $1,111,218.	1,000,000	1,000,000

		17,468,909

Mutual Funds—2.2%
BlackRock Liquidity Funds, Institutional Shares 0.100% (i)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.100% (i)	2,000,000	2,000,000
Fidelity Government Portfolio, Institutional Class 0.100% (i)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.150% (i)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 0.070% (i)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.050% (i)	5,000,000	5,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.120% (i)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.100% (i)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.110% (i)	5,000,000	5,000,000

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Shares 0.060% (i)	2,000,000	2,000,000

		41,000,000

Total Securities Lending Reinvestments (Cost $58,468,909)		58,468,909

Total Investments—109.1% (Cost $1,948,092,612)		2,021,735,457
Other assets and liabilities (net)—(9.1)%		(168,741,891)

Net Assets—100.0%		$1,852,993,566

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of June 30, 2020, the market value of securities loaned was $63,659,445 and the collateral received consisted of cash in the amount of $58,468,924 and non-cash collateral with a value of $7,086,465. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2020.
(i)	The rate shown represents the annualized seven-day yield as of June 30, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the market value of 144A securities was $95,109,745, which is 5.1% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/21/20	128	USD	17,814,000	$56,185
U.S. Treasury Note 5 Year Futures	09/30/20	75	USD	9,430,664	14,466

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2020 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/21/20	(240)	USD	(42,855,000)	$(170,171)
U.S. Treasury Ultra Long Bond Futures	09/21/20	(322)	USD	(70,246,313)	298,295

Net Unrealized Appreciation					$198,775

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(COFI)—	11th District Cost of Fund Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,567,143,233	$—	$1,567,143,233
Total Foreign Government*	—	161,845,409	—	161,845,409
Total Corporate Bonds & Notes*	—	137,703,159	—	137,703,159
Total Mortgage-Backed Securities*	—	45,821,082	—	45,821,082
Total Asset-Backed Securities*	—	15,599,037	—	15,599,037
Total Short-Term Investments*	—	35,154,628	—	35,154,628
Securities Lending Reinvestments
Repurchase Agreements	—	17,468,909	—	17,468,909
Mutual Funds	41,000,000	—	—	41,000,000
Total Securities Lending Reinvestments	41,000,000	17,468,909	—	58,468,909
Total Investments	$41,000,000	$1,980,735,457	$—	$2,021,735,457

Collateral for Securities Loaned (Liability)	$—	$(58,468,924)	$—	$(58,468,924)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$368,946	$—	$—	$368,946
Futures Contracts (Unrealized Depreciation)	(170,171)	—	—	(170,171)
Total Futures Contracts	$198,775	$—	$—	$198,775

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets
Investments at value (a) (b)	$2,021,735,457
Cash collateral for futures contracts	2,021,933
Receivable for:
Investments sold	20,354,755
TBA securities sold	88,816,492
Fund shares sold	669,396
Principal paydowns	52,660
Interest	6,401,090
Variation margin on futures contracts	384,187
Other assets	5,789

Total Assets	2,140,441,759
Liabilities
Due to custodian	802
Collateral for securities loaned	58,468,924
Payables for:
Investments purchased	13,090,350
TBA securities purchased	214,725,703
Fund shares redeemed	64,737
Accrued Expenses:
Management fees	680,507
Distribution and service fees	77,295
Deferred trustees’ fees	136,758
Other expenses	203,117

Total Liabilities	287,448,193

Net Assets	$1,852,993,566

Net Assets Consist of:
Paid in surplus	$1,880,026,732
Distributable earnings (Accumulated losses)	(27,033,166)

Net Assets	$1,852,993,566

Net Assets
Class A	$1,462,291,872
Class B	370,459,252
Class E	20,242,442
Capital Shares Outstanding*
Class A	122,714,548
Class B	31,209,718
Class E	1,703,318
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.92
Class B	11.87
Class E	11.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,948,092,612.
(b)	Includes securities loaned at value of $63,659,445.

Statement of Operations

Six Months Ended June 30, 2020 (Unaudited)

Investment Income
Interest	$23,618,887
Securities lending income	68,889

Total investment income	23,687,776
Expenses
Management fees	4,519,816
Administration fees	42,060
Custodian and accounting fees	87,697
Distribution and service fees—Class B	462,787
Distribution and service fees—Class E	14,769
Interest expense	518
Audit and tax services	35,818
Legal	23,676
Trustees’ fees and expenses	13,815
Shareholder reporting	51,233
Insurance	7,127
Miscellaneous	9,897

Total expenses	5,269,213
Less management fee waiver	(248,454)

Net expenses	5,020,759

Net Investment Income	18,667,017

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	24,147,501
Futures contracts	(11,278,605)

Net realized gain	12,868,896

Net change in unrealized appreciation (depreciation) on:
Investments	41,830,207
Futures contracts	(1,441,955)

Net change in unrealized appreciation	40,388,252

Net realized and unrealized gain	53,257,148

Net Increase in Net Assets From Operations	$71,924,165

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,667,017	$47,577,362
Net realized gain	12,868,896	6,483,856
Net change in unrealized appreciation	40,388,252	59,847,328

Increase in net assets from operations	71,924,165	113,908,546

From Distributions to Shareholders
Class A	(45,738,472)	(42,815,071)
Class B	(10,563,075)	(9,416,340)
Class E	(589,644)	(527,271)

Total distributions	(56,891,191)	(52,758,682)

Decrease in net assets from capital share transactions	(93,566,817)	(110,495,765)

Total decrease in net assets	(78,533,843)	(49,345,901)

Net Assets
Beginning of period	1,931,527,409	1,980,873,310

End of period	$1,852,993,566	$1,931,527,409

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,553,556	$30,813,391	1,736,691	$20,345,076
Reinvestments	3,850,040	45,738,472	3,700,525	42,815,071
Redemptions	(14,034,664)	(170,106,479)	(12,798,497)	(149,879,520)

Net decrease	(7,631,068)	$(93,554,616)	(7,361,281)	$(86,719,373)

Class B
Sales	4,580,645	$54,812,851	3,565,163	$41,570,945
Reinvestments	892,152	10,563,075	816,682	9,416,340
Redemptions	(5,477,908)	(65,936,421)	(6,249,796)	(72,800,850)

Net decrease	(5,111)	$(560,495)	(1,867,951)	$(21,813,565)

Class E
Sales	171,936	$2,053,920	114,949	$1,347,579
Reinvestments	49,759	589,644	45,691	527,271
Redemptions	(174,323)	(2,095,270)	(328,637)	(3,837,677)

Net increase (decrease)	47,372	$548,294	(167,997)	$(1,962,827)

Decrease derived from capital shares transactions		$(93,566,817)		$(110,495,765)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.85		$11.49	$11.65	$11.74	$11.90	$12.11

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.29	0.25	0.20	0.21	0.17
Net realized and unrealized gain (loss)	0.34		0.40	(0.14)	0.03	(0.05)	(0.10)

Total income (loss) from investment operations	0.46		0.69	0.11	0.23	0.16	0.07

Less Distributions
Distributions from net investment income	(0.39)		(0.33)	(0.27)	(0.32)	(0.32)	(0.28)

Total distributions	(0.39)		(0.33)	(0.27)	(0.32)	(0.32)	(0.28)

Net Asset Value, End of Period	$11.92		$11.85	$11.49	$11.65	$11.74	$11.90

Total Return (%) (b)	3.85	(c)	6.03	0.97	1.93	1.28	0.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.50	0.50	0.50	0.50	0.49
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.49	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	2.02	(d)	2.48	2.19	1.72	1.77	1.44
Portfolio turnover rate (%)	128	(c)(f)	208 (f)	255 (f)	208 (f)	199 (f)	215 (f)
Net assets, end of period (in millions)	$1,462.3		$1,544.1	$1,581.9	$1,742.8	$1,735.3	$1,830.7

	Class B
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.79		$11.43	$11.59	$11.68	$11.84	$12.04

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.26	0.22	0.17	0.18	0.14
Net realized and unrealized gain (loss)	0.32		0.39	(0.14)	0.03	(0.05)	(0.09)

Total income (loss) from investment operations	0.43		0.65	0.08	0.20	0.13	0.05

Less Distributions
Distributions from net investment income	(0.35)		(0.29)	(0.24)	(0.29)	(0.29)	(0.25)

Total distributions	(0.35)		(0.29)	(0.24)	(0.29)	(0.29)	(0.25)

Net Asset Value, End of Period	$11.87		$11.79	$11.43	$11.59	$11.68	$11.84

Total Return (%) (b)	3.69	(c)	5.78	0.70	1.68	1.02	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.75	0.75	0.75	0.74
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.74	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.77	(d)	2.23	1.94	1.47	1.52	1.20
Portfolio turnover rate (%)	128	(c)(f)	208 (f)	255 (f)	208 (f)	199 (f)	215 (f)
Net assets, end of period (in millions)	$370.5		$367.9	$378.1	$417.1	$432.1	$463.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.81		$11.45	$11.61	$11.70	$11.85	$12.06

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.27	0.23	0.18	0.19	0.16
Net realized and unrealized gain (loss)	0.33		0.40	(0.14)	0.03	(0.04)	(0.11)

Total income (loss) from investment operations	0.44		0.67	0.09	0.21	0.15	0.05

Less Distributions
Distributions from net investment income	(0.37)		(0.31)	(0.25)	(0.30)	(0.30)	(0.26)

Total distributions	(0.37)		(0.31)	(0.25)	(0.30)	(0.30)	(0.26)

Net Asset Value, End of Period	$11.88		$11.81	$11.45	$11.61	$11.70	$11.85

Total Return (%) (b)	3.70	(c)	5.88	0.80	1.77	1.20	0.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.65	0.65	0.65	0.65	0.64
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.64	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	1.86	(d)	2.33	2.04	1.57	1.62	1.30
Portfolio turnover rate (%)	128	(c)(f)	208 (f)	255 (f)	208 (f)	199 (f)	215 (f)
Net assets, end of period (in millions)	$20.2		$19.5	$20.9	$22.9	$25.2	$28.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 60%, 76%, 79%, 57%, 86% and 87% for the six months ended June 30, 2020 and years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2020, the Portfolio had a payment of $802 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2020. If measured at fair value, overdraft

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2020. The Portfolio’s average overdraft advances during the six months ended June 30, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $10,155,588. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $17,468,909. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(14,747,970)	$—	$—	$—	$(14,747,970)
U.S. Treasury & Government Agencies	(43,720,954)	—	—	—	(43,720,954)
Total Borrowings	$(58,468,924)	$—	$—	$—	$(58,468,924)
Gross amount of recognized liabilities for securities lending transactions					$(58,468,924)

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$368,946	Unrealized depreciation on futures contracts (a)	$170,171

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(11,278,605)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(1,441,955)

For the six months ended June 30, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$83,065,054
Futures contracts short	(130,718,932)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,444,781,697	$27,942,858	$2,538,289,100	$44,851,288

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2020 were as follows:

Purchases	Sales
$1,368,934,124	$1,305,551,630

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2020	% per annum	Average Daily Net Assets
$4,519,816	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the six months ended June 30, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

Additionally, for the period April 30, 2020 to April 30, 2021, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust I Western Asset Management Government Income Portfolio. Amounts waived for the six months ended June 30, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows:

Cost basis of investments	$1,948,401,752

Gross unrealized appreciation	91,674,725
Gross unrealized depreciation	(17,857,697)

Net unrealized appreciation (depreciation)	$73,817,028

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$52,758,682	$47,885,293	$—	$—	$52,758,682	$47,885,293

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2020—(Continued)

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$56,580,142	$—	$23,983,184	$(122,487,441)	$(41,924,115)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $4,028,509 and accumulated long-term capital losses of $118,458,932.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $2,149,185.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or a individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

At a meeting held on May 20-21, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds II (the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved new sub-advisory agreements (the “New Sub-Advisory Agreements”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and Western Asset Management Company, LLC (“Western”) for the Western Asset Management Strategic Bond Opportunities Portfolio, Western Asset Management U.S. Government Portfolio, and Western Asset Management Government Income Portfolio, each a series of the Trusts (individually, a “Portfolio” and together, the “Portfolios”). BIA informed the Board that the acquisition of Legg Mason, Inc. (“Legg Mason”), the parent company of Western, by Franklin Resources, Inc. (“Franklin”), pursuant to an agreement reached between Legg Mason and Franklin (the “Transaction”), would result in a change of control of Legg Mason, which would result in the termination of the existing sub-advisory agreements (the “Current Sub-Advisory Agreements”) between the BIA and Western. The Board was informed that the Transaction is expected to occur in the third quarter of 2020.

In considering the New Sub-Advisory Agreements, the Board reviewed information that was provided by the Adviser, Western, and Franklin relating to the Portfolios including information about the Transaction, the financial condition of Franklin, as well as a representation by the Adviser to the Board that the material terms of the New Sub-Advisory Agreements, including the fees payable thereunder, were identical to the Current Sub-Advisory Agreements. In particular, the Trustees considered representations that, after the Transaction, (i) each portfolio management team would continue to provide the same nature, extent and quality of service it currently provides to its individual Portfolio; (ii) each portfolio management team would continue to manage the respective Portfolio’s assets in accordance with the investment objective of that Portfolio; and (iii) each portfolio management team would retain the same level of resources to support its corresponding Portfolio’s strategy. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by Western under the Current Sub-Advisory Agreements as well as the services that will continue to be provided by Western under the New Sub-Advisory Agreements. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by Western to the Portfolios. That approval, on which the Board voted at its meeting held in person on December 3-5, 2019, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualifications of each portfolio management team and each Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. The Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

BHFTII-27

Item 2.   Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.   Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)           Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)           The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)           Not applicable.

(b)           Not applicable.

Item 13.   Exhibits

(a)(1)    Not applicable.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)           The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 4, 2020

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 4, 2020